                           SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:                [_] Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))

[_] Preliminary Proxy Statement

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                         LaSalle Partners Incorporated
               (Name of Registrant as Specified In Its Charter)

                         LaSalle Partners Incorporated
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[_] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:
    Jones Lang Wootton ordinary shares; J.L.W. (Scotland) Corporate ordinary shares; Slaneyglen Company ordinary shares; J.L.W. Supply Company ordinary shares; Jones Lang Wootton USA Inc. common stock and Series A Preferred Stock; JLW Continuation, Ltd. ordinary shares; JLW Asia Holdings Limited class A shares and B shares; JLW Transact (Thailand) Co. Limited ordinary and preference shares; JLW Transact Pte Ltd. ordinary shares and preference shares; JLW Transact Limited class A shares; JLW Pacific Limited class A shares; JLW Australia Pty Limited class A, B, C and D shares; Jones Lang Wootton Transact Pty Ltd. class A shares; Jones Lang Wootton Transact (Qld) Pty Limited ordinary shares; Jones Lang Wootton Transact (Vic) Pty Limited class A shares and B shares; and Jones Lang Wootton Holdings Limited ordinary shares.

  (2) Aggregate number of securities to which transaction applies:
    N/A

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    N/A

  (4) Proposed maximum aggregate value of transaction:
    $93,533,009*

  (5) Total fee paid:
    $18,707 (1/50 of 1% of line (4)) (Fee paid by wire transfer on November 25, 1998).
[X] Fee paid previously.

[_] Check box if any part of the fee is offset as provided by Exchange Act
   Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

Notes:

*Based upon the sum of (i) the book value of the businesses being acquired and
   (ii) the $5,852,009 cash consideration issuable as if the transactions described herein had closed on November 20, 1998, in accordance with Exchange Act Rules 14a-b(i)(4) and 0-11 and (iii) the cash consideration to be paid for the businesses being acquired.

                         LASALLE PARTNERS INCORPORATED
                            200 EAST RANDOLPH DRIVE
                            CHICAGO, ILLINOIS 60601

                                                               February 4, 1999

Dear Stockholder:

  Enclosed are a Notice of Special Meeting, a Proxy Statement and a proxy card in connection with a Special Meeting of Stockholders of LaSalle Partners Incorporated ("LaSalle Partners") to be held on Wednesday, March 10, 1999, in the Indiana Room on Lower Level 1 of the Amoco Building, 200 East Randolph Drive, Chicago, Illinois 60601, commencing at 4:00 p.m., local time. At the Special Meeting you will be asked to consider and vote upon the issuance of an aggregate of up to 14,254,116 shares of common stock, par value $.01 per share, of LaSalle Partners (the "Share Issuance") in connection with its acquisition of the property and asset management, advisory and other real estate businesses operated by a series of partnerships and corporations in Europe, Asia, Australia, North America and New Zealand under the name "Jones Lang Wootton" or "JLW" (the "JLW Businesses"). In addition, stockholders are being asked to consider and vote upon (i) an amendment to the LaSalle Partners Articles of Amendment and Restatement to change the name of LaSalle Partners to "Jones Lang LaSalle Incorporated" (the "Charter Amendment") and (ii) an amendment to the LaSalle Partners 1997 Stock Award and Incentive Plan to increase the number of shares issuable thereunder to 4,160,000 from 2,215,000 (the "Stock Plan Amendment").

  Details of the acquisition of the JLW Businesses and other important information concerning the JLW Businesses, LaSalle Partners and the matters to be considered at the Special Meeting are set forth in the accompanying Proxy Statement. We encourage you to read this document carefully, in its entirety. In addition, you may obtain additional information about LaSalle Partners from documents filed with the Securities and Exchange Commission.

  Morgan Stanley & Co. Incorporated, LaSalle Partners' financial advisor in connection with the acquisition of the JLW Businesses, has rendered an opinion to the Board of Directors of LaSalle Partners that, as of the date of such opinion, and subject to the conditions set forth in the opinion, the consideration to be paid by LaSalle Partners pursuant to the purchase agreements relating to the acquisition in the aggregate was fair from a financial point of view to LaSalle Partners.

  After careful consideration, your Board of Directors has unanimously approved the transactions contemplated by this Proxy Statement and recommends that the stockholders vote FOR the Share Issuance, the Charter Amendment and the Stock Plan Amendment.

  Your vote is important. To assure your representation at the Special Meeting, please complete, sign and date the enclosed proxy card and return it in the enclosed white prepaid envelope marked "Proxy." This will allow your shares to be voted whether or not you attend the Special Meeting. If you attend the Special Meeting in person, you may, if you wish, vote personally on all matters brought before the Special Meeting even if you have previously returned your proxy.

                                          Sincerely,

                                          Stuart L. Scott
                                          Chairman of the Board
                                           and Chief Executive Officer

                         LASALLE PARTNERS INCORPORATED
                            200 EAST RANDOLPH DRIVE
                            CHICAGO, ILLINOIS 60601

                               ----------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD MARCH 10, 1999

                               ----------------


  A Special Meeting of Stockholders of LaSalle Partners Incorporated, a Maryland corporation ("LaSalle Partners"), will be held on Wednesday, March 10, 1999, in the Indiana Room on Lower Level 1 of the Amoco Building, 200 East Randolph Drive, Chicago, Illinois 60601, commencing at 4:00 p.m., local time, for the following purposes:

    1. To approve the issuance of up to 14,254,116 shares of common stock, par value $.01 per share, of LaSalle Partners (the "Share Issuance") in connection with its acquisition of the property and asset management, advisory and other real estate businesses operated by a series of partnerships and corporations in Europe, Asia, Australia, North America and New Zealand under the name "Jones Lang Wootton" or "JLW" (such acquisition and the transactions associated therewith being referred to herein as the "Transactions");

    2. To approve an amendment to the LaSalle Partners Articles of Amendment and Restatement to change the name of LaSalle Partners to "Jones Lang LaSalle Incorporated" in connection with the closing of the Transactions (the "Charter Amendment");

    3. To approve an amendment to the LaSalle Partners 1997 Stock Award and Incentive Plan to increase the number of shares issuable thereunder to 4,160,000 from 2,215,000 (the "Stock Plan Amendment"); and

    4. To transact such other business as may properly be brought before the Special Meeting or any adjournment or postponement of the Special Meeting.

  The approval of the Share Issuance, the Charter Amendment and the Stock Plan Amendment are conditions to the consummation of the Transactions. A description of the Transactions, the businesses to be acquired and other important matters relating to the business to be conducted at the Special Meeting are described in the attached Proxy Statement, which you are urged to read carefully.

  The LaSalle Partners Board of Directors has fixed the close of business on January 25, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting.

                                          By Order of the Board of Directors

                                          William E. Sullivan
                                          Executive Vice President, Chief
                                           Financial Officer and Secretary

Chicago, Illinois
February 4, 1999

                            Your vote is important.

  Whether or not you plan to attend the Special Meeting, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed envelope.

                         LASALLE PARTNERS INCORPORATED

                               ----------------

                                PROXY STATEMENT

                               ----------------

  This Proxy Statement is being furnished to holders of common stock, par value $.01 per share, of LaSalle Partners Incorporated, a Maryland corporation ("LaSalle Partners"), in connection with the solicitation of proxies by the Board of Directors of LaSalle Partners for use at a special meeting of stockholders of LaSalle Partners to be held on Wednesday, March 10, 1999, in the Indiana Room on Lower Level 1 of the Amoco Building, 200 East Randolph Drive, Chicago, Illinois 60601, commencing at 4:00 p.m., local time, and at any adjournment or postponement thereof.

  LaSalle Partners is proposing to acquire the property and asset management, advisory and other real estate businesses (the "JLW Businesses") operated by a series of partnerships and corporations in Europe, Asia, Australia, North America and New Zealand under the name "Jones Lang Wootton" or "JLW" (the "JLW Companies") for the following consideration: (i) up to 14,254,116 shares of LaSalle Partners common stock, (ii) an amount of cash equal to the value of 111,084 shares of LaSalle Partners common stock (based on the average closing price of LaSalle Partners common stock as reported on the composite transactions tape of the New York Stock Exchange for the five trading days immediately preceding and including the date that the JLW Companies undertake a reorganization of their ownership structure immediately prior to the closing of the acquisition) and (iii) $2.7 million in cash. The JLW Companies are, directly or indirectly (through corporations or trusts), owned by approximately 189 equity owners who are all currently partners or employees. In connection with the acquisition, the direct and indirect beneficial ownership of the JLW Companies will be expanded to include a total of 339 persons (the "JLW Shareholders"), 325 of which are former or current partners or employees of the JLW Companies. References herein to "Jones Lang LaSalle" mean the combined entity comprising LaSalle Partners and the JLW Companies following the closing.

  12,481,792 of the shares and all of the cash consideration to be issued or paid in connection with the acquisition will be issued or paid to or for the account of the JLW Shareholders. The remaining 1,772,324 shares will be placed in an irrevocable trust principally for issuance to key employees of the JLW Companies that are not equity owners in order to recognize such employees as major contributors to the JLW Businesses and to incentivize such employees to remain with Jones Lang LaSalle following the closing. The shares placed in the trust will be allocated on three dates, the date of the closing, December 31, 1999 and December 31, 2000, principally to persons who are employed by Jones Lang LaSalle on such dates. A portion of these shares will be subject to vesting conditions.

  Following the acquisition, JLW Shareholders will own up to approximately 47% of the outstanding shares of LaSalle Partners common stock. As a condition to the acquisition, each JLW Shareholder and certain employee stockholders of LaSalle Partners (which persons collectively will own approximately 69% of the outstanding shares following the closing) have entered into a separate stockholder agreement with LaSalle Partners which contains provisions which could have the effect of delaying, deferring or preventing a change of control of Jones Lang LaSalle which is opposed by the Jones Lang LaSalle board of directors and causing the election of directors nominated by Jones Lang LaSalle's board of directors.

  Because the number of shares of LaSalle Partners common stock to be issued in connection with the acquisition exceeds 20% of the issued and outstanding shares of LaSalle Partners common stock, stockholders of LaSalle Partners must approve the issuance in order to comply with the rules of the New York Stock Exchange. Approval of the share issuance and a related proposal to increase the number of shares issuable under the LaSalle Partners 1997 Stock Award and Incentive Plan to 4,160,000 from 2,215,000, each of which is a condition to the consummation of the acquisition, requires the affirmative vote of the holders of a majority of the votes cast on each proposal, provided that the shares of LaSalle Partners common stock represented at the special meeting constitute over 50% of all shares of LaSalle Partners common stock issued and outstanding on January 25, 1999, the record date relating to such meeting. Approval of a proposal to change the name of LaSalle Partners to "Jones Lang LaSalle Incorporated" at the time of the closing, which is also a condition to the consummation of the acquisition, requires the affirmative vote of the holders of a majority of the shares of LaSalle Partners common stock issued and outstanding on the record date. Each employee director of LaSalle Partners on October 21, 1998 (the date of the execution of the purchase agreements relating to the acquisition), has executed and delivered to the representatives of the JLW Companies an irrevocable proxy to vote all of the shares of LaSalle Partners common stock beneficially owned by such director in favor of the share issuance, the charter amendment and the stock plan amendment. As a consequence, the affirmative vote of 21.5% of the votes cast on each proposal is assured.

  Following the acquisition, LaSalle Partners common stock will continue to be listed on the New York Stock Exchange, but the trading symbol will be changed from "LAP" to "JLL."

  See "Risk Factors" beginning on page 24 for risk factors that should be considered by LaSalle Partners stockholders in connection with their vote.

  See "Glossary of Certain Defined Terms" beginning on page G-1 for definitions of certain terms used in this Proxy Statement.

  This Proxy Statement and the accompanying form of proxy are first being mailed to LaSalle Partners stockholders on or about February 8, 1999.

             The date of this Proxy Statement is February 4, 1999.

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
SUMMARY..................................................................    1
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE..........................   23
RISK FACTORS.............................................................   24
THE SPECIAL MEETING......................................................   28
  General; Time, Date and Place..........................................   28
  Matters to be Considered at the Special Meeting........................   28
  Record Date; Stockholders Entitled to Vote; Vote Required..............   28
  Proxies................................................................   29
THE TRANSACTIONS.........................................................   30
  Description of the Transactions .......................................   30
  Consideration..........................................................   36
  Background of the Transactions.........................................   37
  Reasons for the Transactions; Recommendation of the LaSalle Partners
   Board of Directors....................................................   40
  Opinion of LaSalle Partners' Financial Advisor.........................   43
  Interests of Certain Persons in the Acquisition........................   46
  Directors and Executive Officers Following the Acquisition.............   46
  Regulatory Approvals...................................................   50
  Federal Income Tax Consequences of the Acquisition.....................   51
  Stock Exchange Listing.................................................   51
  Anticipated Accounting Treatment.......................................   51
  Anticipated Impact on Operating Results, Liquidity and Capital
   Resources.............................................................   54
  Absence of Appraisal Rights............................................   54
THE PURCHASE AGREEMENTS..................................................   55
THE INDEMNITY AND ESCROW AGREEMENT.......................................   69
THE STOCKHOLDER AGREEMENTS...............................................   73
BUSINESS OF LASALLE PARTNERS.............................................   76
BUSINESS OF THE JLW COMPANIES............................................   77
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS....................   87
SELECTED HISTORICAL AND PRO FORMA FINANCIAL DATA OF LASALLE PARTNERS.....  108
SELECTED FINANCIAL DATA OF THE JLW COMPANIES.............................  110
JLW MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
 RESULTS OF OPERATIONS OF THE JLW COMPANIES..............................  120
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF LASALLE
 PARTNERS................................................................  155
COMPARATIVE PER SHARE DATA...............................................  157
MARKET PRICE AND DIVIDEND INFORMATION....................................  159
AMENDMENT TO THE ARTICLES OF AMENDMENT AND RESTATEMENT OF LASALLE
 PARTNERS................................................................  160
AMENDMENT TO 1997 STOCK AWARD AND INCENTIVE PLAN.........................  160
WHERE TO FIND MORE INFORMATION...........................................  163
GLOSSARY OF CERTAIN DEFINED TERMS........................................  G-1
INDEX TO FINANCIAL STATEMENTS............................................  F-1

 ANNEX A -- Opinion of Morgan Stanley & Co. Incorporated.................   A-1
 ANNEX B -- Purchase and Sale Agreement (Europe/USA) by and among LaSalle
            Partners Incorporated, the Jones Lang Wootton entities listed therein, the persons named as "Management Shareholders" on the signature pages thereto and the "Shareholders" and
            "Related JLW Owners" who have executed a Purchase and Sale
            Joinder Agreement (Europe/USA), dated as of October 21,
            1998.........................................................   B-1
 ANNEX C -- Purchase and Sale Agreement (Asia) by and among LaSalle
            Partners Incorporated, JLLINT, Inc., JLLIP, Inc., the Jones
            Lang Wootton Entities Listed therein, the Persons named as
            "Management Shareholders" on the signature pages thereto and the "Shareholders" and "Related JLW Owners" who have executed a Purchase and Sale Joinder Agreement (Asia), dated as of
            October 21, 1998.............................................   C-1
 ANNEX D -- Purchase and Sale Agreement (Australasia) by and among
            LaSalle Partners Incorporated, JLLINT, Inc., LPI (Australia)
            Holdings Pty Limited, the Jones Lang Wootton entities listed therein, the Persons named as "Management Shareholders" on the signature pages thereto and the "Shareholders" and
            "Related JLW Owners" who have executed a Purchase and Sale
            Joinder Agreement (Australasia), dated as of October 21,
            1998.........................................................   D-1
 ANNEX E -- Indemnity and Escrow Agreement...............................   E-1
 ANNEX F -- Form of Stockholder Agreement................................   F-1
 ANNEX G -- Second Amended and Restated Bylaws of Jones Lang LaSalle
            Incorporated.................................................   G-1
 ANNEX H -- Articles of Amendment to the Articles of Amendment and
            Restatement of LaSalle Partners Incorporated.................   H-1

                                    SUMMARY
  The following is a summary of certain information contained elsewhere in this Proxy Statement. Reference is made to, and this Summary is qualified in its entirety by, the more detailed information contained elsewhere in this Proxy Statement, the Annexes hereto and the materials incorporated by reference herein. LaSalle Partners stockholders are urged to read this Proxy Statement, the Annexes hereto, and the materials incorporated by reference herein in their entirety. Unless defined herein, capitalized terms used in this summary have the respective meanings ascribed to them in the Glossary of Certain Defined Terms included in this Proxy Statement. Unless the context otherwise requires, references to LaSalle Partners shall include its respective subsidiaries and references to the JLW Companies shall include substantially all the various partnerships and corporations which operate property and asset management, advisory and other real estate related businesses in Europe, Asia, Australia, North America and New Zealand under the name "Jones Lang Wootton" or "JLW." References to Jones Lang LaSalle mean the combined entity comprising LaSalle Partners and the JLW Companies following the Closing. Unless otherwise noted, all references to "$" are to the currency of the United States.

                                 The Companies

LaSalle Partners Incorporated (page 76)
200 East Randolph Drive
Chicago, Illinois 60601
(312)782-5800

  LaSalle Partners, founded in 1968, is a leading full-service real estate firm that provides real estate property management services, corporate and fi-nancial services and investment management services to corporations and other real estate owners and investors worldwide. LaSalle Partners has grown by ex-panding both its client base and its range of services and products in antici-pation of client needs. By offering a broad range of real estate products and services, and through its extensive knowledge of domestic and international real estate markets, LaSalle Partners is able to serve as a single source pro-vider of solutions for its clients' full range of real estate needs. LaSalle Partners is headquartered in Chicago, Illinois, and maintains corporate of-fices in 10 United States cities and eight international offices. LaSalle Partners also maintains over 300 property and satellite offices throughout the United States.

  In October 1998, LaSalle Partners acquired the worldwide commercial property management and leasing, facilities management and project management opera-tions and United States retail property management operations of Lend Lease Corporation Limited ("Lend Lease") conducted through Compass Management and Leasing, Inc. and certain affiliates (the "Compass Businesses"). The Compass Businesses have been combined with LaSalle Partners Management Services, Inc. ("LPMS"), an operating subsidiary of LaSalle Partners conducting the property management and leasing, facilities management and development management busi-nesses of LaSalle Partners. The combined business has approximately 400 mil-lion square feet under management, making it the largest real estate manage-ment services company in the United States based on total square feet under management, according to Commercial Property News' August 1998 "Top Property Managers Survey."

  LaSalle Partners paid Lend Lease approximately $180 million in cash for the Compass Businesses and incurred capitalizable transaction costs of approxi-mately $4.1 million. There are also provisions for an additional payment of up to $77.5 million from LaSalle Partners to Lend Lease over five years in the event that revenues generated by LaSalle Partners from Lend Lease and its af-filiates reach certain revenue targets. LaSalle Partners anticipates incurring approximately $10.3 million in after-tax transition expenses in connection with the acquisition of the Compass Businesses, which will be charged against earnings primarily in 1998 and the first half of 1999.

The JLW Companies (page 77)
22 Hanover Square
London W1A 2BN
England
44-171-493-6040

  The JLW Companies provide a wide range of real estate advisory, transac-tional and asset management services to a broad variety of local, national and international clients in many industrial and service business areas and in both the private and public sectors. These services cover many types of commercial real estate, including hotel, industrial, of-fice and retail property. At August 1, 1998, the JLW Companies had an aggre-gate of over 4,000 employees (excluding on-site personnel responsible for the maintenance of properties on behalf of clients) based in 87 offices and were represented in 32 countries.

  The JLW Companies operate their businesses in four distinct geographical re-gions (each a "Region"): Europe, Asia, Australia and New Zealand ("Australa-sia"), and North America. However, substantially independent ownership struc-tures exist among and within the Regions. As a result of these separate owner-ship groups, historical financial reporting has been presented for each group: the JLW Businesses in Europe (which includes the JLW Businesses in North Amer-ica but excludes the JLW Businesses in Scotland and the Republic of Ireland) (the "JLW Europe Group"), the JLW Businesses in Scotland (the "JLW Scotland Group"), the JLW Businesses in the Republic of Ireland (the "JLW Ireland Group"), the JLW Businesses in Asia (excluding JLW Pacific Limited and its subsidiaries, the "JLW Asia Group") and the JLW Businesses in Australasia (the "JLW Australasia Group"). In order to coordinate the worldwide activities of the JLW Companies and ensure consistent standards of service across regions despite having different owners in each Region, in 1997 the JLW Companies formed an International Board comprised of representatives of each of the Re-gions (the "International Board"). Prior to the formation of the International Board, similar functions were filled by a committee comprised of representa-tives of the JLW Companies. Financial information and a discussion of results of operations for each ownership group are provided in the "Unaudited Pro Forma Consolidated Financial Statements--The JLW Companies," "JLW Management's Discussion and Analysis of Financial Condition and Results of Operations of the JLW Companies" and the financial statements for each of the groups located elsewhere in this Proxy Statement. See "The Transactions--Description of the Transactions" for a chart which provides an overview of the ownership struc-ture of the JLW Companies and the Regions.

  Immediately prior to the closing (the "Closing") of the acquisition of the JLW Companies (the "Acquisition"), the JLW Companies will undertake a reorga-nization of their ownership structure principally to facilitate the Acquisi-tion under applicable law and to expand the ownership of the JLW Companies to include non-owner employees who have made significant contributions to the JLW Businesses (the "Integration") . The Acquisition and the Integration are re-ferred to herein as the "Transactions."

                          The Transactions (page 30)

  LaSalle Partners is proposing to acquire the JLW Companies for up to 14,254,116 shares of LaSalle Partners common stock (approximately 47% of the outstanding shares following the Closing) and approximately $6.2 million in cash. The JLW Companies are owned, directly or indirectly (through corporations or trusts), by approximately 189 equity owners who are all former or current partners or employees. In connection with the Acquisition, the ownership of the JLW Companies will be expanded to include a total of 339 JLW Shareholders, 325 of which are currently partners or employees. 12,481,792 of the shares to be issued in connection with the Acquisition (the "Consideration Shares") and all of the cash consideration to be paid in connection with the Acquisition will be issued or paid to or for the account of the JLW Shareholders. The remaining 1,772,324 shares ("ESOT Shares") will be placed in an irrevocable trust (the "ESOT") principally for issuance to key employees of the JLW Companies that are not equity owners in order to recognize such employees as major contributors to the JLW Businesses and to incentivize such employees to remain with Jones Lang LaSalle following the Closing. These shares will be allocated at the Closing and on December 31, 1999 and 2000, principally to employees of Jones Lang LaSalle on such dates. A portion of these shares will be subject to vesting conditions.

  The consideration to be paid for the JLW Companies was negotiated on an aggregate basis for the JLW Companies by representatives of the International Board. The allocation of the consideration among the owners of the various JLW Companies was determined by negotiations by and among the owners of the JLW Companies in each of the Regions. The Acquisition is being effected pursuant to three separate purchase agreements (the "Purchase Agreements"), one for each of Europe and North America, Asia, and Australia and New Zealand.

  Of the shares of LaSalle Partners common stock to be issued to each JLW
Shareholder: (i) a portion will be held by an escrow agent selected by LaSalle Partners and the JLW Companies and will either be returned to LaSalle Partners or issued to the JLW Shareholders following the determination of the net worth of the JLW Companies as of Closing (the "Adjustment Shares"); (ii) a portion will be held by the same escrow agent to support the indemnification obliga-tions of the JLW Shareholder (the "Indemnification Shares") under an indemnity and escrow agreement; and (iii) another portion will be held by a separate es-crow agent and will be subject to forfeiture by the JLW Shareholder if the JLW Shareholder leaves the employ of Jones Lang LaSalle under certain circumstances (the "Forfeiture Shares"). The remaining portion of the shares issuable to a JLW Shareholder will be issued to such shareholder at Closing (the "Initial Distribution Shares").

  The aggregate consideration payable in connection with the Acquisition is predicated on the JLW Companies having an aggregate net worth of $40 million, subject to adjustment based on the date of the Closing. The number of shares deliverable will be reduced to the extent that the JLW Companies do not have the required net worth. The Adjustment Shares will be placed in escrow to fa-cilitate their surrender in such event. See "The Purchase Agreements--Consider-ation Adjustment."

  When agreeing that the ESOT should be established, the JLW Shareholders determined that the recipients of the ESOT Shares should be treated on a similar basis as the JLW Shareholders. As a result, a portion of the shares issuable to the ESOT will be Adjustment Shares and a portion will be Indemnification Shares.

  The following table presents the aggregate number of Initial Distribution Shares, Adjustment Shares, Indemnification Shares and Forfeiture Shares to be issued to all JLW Shareholders and the number of shares to be placed in the
ESOT:

     Type of Shares        Number
     --------------       ---------
Initial Distribution
 Shares.................  6,611,102
Adjustment Shares.......  1,241,683(1)
Indemnification Shares..    750,000(2)
Forfeiture Shares.......  4,079,890
ESOT Shares.............  1,772,324(3)

--------
(1) Includes 108,895 ESOT Shares.
(2) Includes 91,988 ESOT Shares.
(3) Includes 108,895 of the Adjustment Shares and 91,988 of the Indemnification Shares.

                         The Special Meeting (page 28)

  LaSalle Partners will hold a special meeting of its stockholders on Wednes-day, March 10, 1999, at 4:00 p.m., local time, in the Indiana Room on Lower Level 1 of the Amoco Building, 200 East Randolph Drive, Chicago, Illinois 60601 (the "Special Meeting"). The close of business on January 25, 1999 is the rec-ord date (the "Record Date") for the Special Meeting. Only LaSalle Partners stockholders on the Record Date are entitled to notice of and to vote at the Special Meeting. On the Record Date, there were 16,264,176 shares of LaSalle Partners common stock issued and outstanding. Each share of LaSalle Partners common stock will be entitled to one vote on each matter to be acted upon at the Special Meeting. At the Special Meeting, LaSalle Partners stockholders will consider and vote upon (i) the issuance of the 12,481,792 Consideration Shares and 1,772,324 ESOT Shares (the "Share Issuance"), (ii) an amendment to the LaSalle Partners Articles of Amendment and Restatement to change the name of LaSalle Partners to "Jones Lang LaSalle Incorporated" at the time of the Clos-ing (the "Charter Amendment"), (iii) an amendment to the LaSalle Partners 1997 Stock Award and Incentive Plan to increase the number of shares issuable there-under to 4,160,000 from 2,215,000 (the "Stock Plan Amendment") and (iv) such other business as may properly be brought before the Special Meeting and any adjournment or postponement thereof. Approval of the Share Issuance and the Stock Plan Amendment, each of which is a condition to the consummation of the Transactions, each requires the affirmative vote of the holders of a majority of the votes cast on each proposal, provided that the shares of LaSalle Part-ners common stock present at the Special Meeting constitute over 50% of all shares of LaSalle Partners common stock issued and outstanding on the Record Date. Approval of the Charter Amendment, which is also a condition to the con-summation of the Transactions, requires the affirmative vote of the holders of a majority of the shares of LaSalle Partners common stock issued and outstand-ing on the Record Date.

  Each employee director of LaSalle Partners on October 21, 1998 (the date of the execution of the Purchase Agreements), has executed and delivered to the representatives of the JLW Companies an irrevocable proxy to vote all of the shares of LaSalle Partners common stock beneficially owned by such director in favor of the Share Issuance, the Charter Amendment and the Stock Plan Amendment. As a consequence, the affirmative vote of 21.5% of the votes cast on each proposal is assured.

  All shares of LaSalle Partners common stock which are entitled to vote and are represented at the Special Meeting by properly executed proxies will be voted at the Special Meeting in accordance with the instructions indicated on such proxies or, if no indication is made with respect to a proposal, in accor-dance with the recommendations of the LaSalle Partners board of directors set forth in this Proxy Statement.

 Reasons for the Transactions; Recommendation of the LaSalle Partners Board of
                              Directors (page 40)

  The LaSalle Partners board of directors believes that the terms of the Acqui-sition are fair to and in the best interests of LaSalle Partners and its stock-holders. The LaSalle Partners board of directors has unanimously approved the Share Issuance, the Charter Amendment and the Stock Plan Amendment and recom-mends a vote FOR approval of each such proposal. The LaSalle Partners board of directors believes that the Acquisition will result in significant opportuni-ties for revenue growth by strengthening LaSalle Partners' product and service offerings and broadening LaSalle Partners' geographic market coverage, thereby enhancing Jones Lang LaSalle's ability to attract and retain clients and com-pete in the global real estate services market. Synergistic cost savings asso-ciated with combining offices, reducing infrastructure functions common to the JLW Companies and LaSalle Partners such as accounting, human resources and in-formation technology, and taking advantage of the buying power of the combined company are also expected. The LaSalle Partners board also believes that the Acquisition will give the combined company a greater opportunity to service multinational clients, access capital, make investments and market its invest-ment management services worldwide than LaSalle Partners would have alone.

  The Acquisition does, however, entail significant risks, which are described in "Risk Factors." These risks include, among others, the potential that the Acquisition will not result in the anticipated benefits, that the process of integrating the operations of the JLW Companies will require the expenditure of significant management time and considerable expense and may not be successful, that key employees of Jones Lang LaSalle will leave, and that increasing the international operations of LaSalle Partners will expose it to risks not cur-rently faced by its predominantly United States based operations. In addition, although the stockholder agreements and corporate governance provisions being adopted in connection with the Acquisition are intended to provide appropriate representation on the Jones Lang LaSalle board of directors for the LaSalle Partners stockholders and the JLW Shareholders during a transitional period of approximately four years, such agreements and provisions could have the effect of discouraging others from attempting to acquire Jones Lang LaSalle, delaying, deferring or preventing a change of control which is opposed by the Jones Lang LaSalle board of directors and causing the election of directors nominated by the Jones Lang LaSalle board. In addition, as a result of the anticipated ac-counting treatment to be applied to the Acquisition, the acquisition-related compensation expense, although a non-cash charge, will cause Jones Lang LaSalle to report losses for 1999 and 2000, which could negatively affect the trading price of LaSalle Partners common stock.

           Interests of Certain Persons in the Acquisition (page 46)

  In considering the recommendation of the LaSalle Partners board of directors regarding approval of the Share Issuance, the Charter Amendment and the Stock Plan Amendment, LaSalle Partners stockholders should be aware of interests which certain officers and directors of LaSalle Partners have in the Acquisition which may be different from the interests of LaSalle Partners stockholders generally. Certain members of the LaSalle Partners board of directors will be members of the Jones Lang LaSalle board of directors and certain executive officers of LaSalle Partners will continue as executive officers of Jones Lang LaSalle following the Closing.

           Opinion of LaSalle Partners' Financial Advisor (page 43)

  In deciding to approve the Acquisition, the LaSalle Partners board of direc-tors considered the opinion of its financial advisor, Morgan Stanley & Co. Incorporated ("Morgan Stanley"), that, as of the date of such opinion, and subject to the conditions set forth in the opinion, the consideration to be paid by LaSalle Partners pursuant to the Purchase Agreements in the aggregate was fair from a financial point of view to LaSalle Partners. The full text of the written opinion of Morgan Stanley, which sets forth assumptions made, mat-ters considered and limitations on the review undertaken, is attached hereto as Annex A and is incorporated herein by reference. LaSalle Partners stock-holders should read the Morgan Stanley opinion in its entirety.

  LaSalle Partners has agreed to pay Morgan Stanley a fee, conditional upon consummation of the Acquisition, of $1,500,000 and to indemnify Morgan Stanley for liabilities and expenses arising out of the engagement of Morgan Stanley and certain matters in connection therewith, including liabilities under fed-eral securities laws.

                   Conditions to the Transactions (page 65)

  The respective obligations of the parties to complete the Transactions are subject to the satisfaction or waiver of certain conditions on or before the date of the commencement of the Integration (the "Integration Commencement Date") or, as specified, the date of the Closing (the "Closing Date"), including the following:

  . no court or other governmental order prohibiting the consummation of any of the Transactions being effective;

  . all material governmental and third-party filings, consents and approvals having been obtained or made;

  . the Share Issuance, Charter Amendment and Stock Plan Amendment having been approved by the requisite vote of LaSalle Partners stockholders entitled to vote at the Special Meeting;

  . the obligations of certain of the JLW Companies to indemnify the partners of JLW England, JLW Scotland and JLW Ireland, the partnerships which own the JLW Companies operating in Europe and North America, Scotland and Ireland, respectively, having been guaranteed by a subsidiary of LaSalle Partners with net assets in excess of $10 million;

  . except as otherwise agreed by LaSalle Partners, amounts owed by the JLW
    Shareholders, any spouse or descendant of a JLW Shareholder, any controlled affiliate of any of the foregoing parties and any other entity in which any of the foregoing parties has a material interest (the "Related Parties"), to any JLW Company being acquired by LaSalle Partners having been paid in full; and

  . since June 30, 1998, there having been no material adverse effect or any individual or cumulative event that is reasonably likely to result in a material adverse effect on the JLW Companies taken as a whole or LaSalle Partners.

  All conditions to the Acquisition are waivable. To the extent that material conditions to the Acquisition are waived, LaSalle Partners intends to resolicit stockholders.

               Termination of the Purchase Agreements (page 67)

  The representatives of the JLW Companies and LaSalle Partners can agree to terminate the three separate purchase agreements without completing the Transactions, and either such representatives or LaSalle Partners can terminate the Purchase Agreements if, among other things, any of the following occurs:

  . the Closing has not occurred on or before March 31, 1999, unless such failure is caused by the party seeking to terminate a Purchase Agreement;

  . the Closing has not occurred on or before September 30, 1999, regardless of whether the party seeking to terminate is in breach of a Purchase Agreement;

  . any court of competent jurisdiction permanently prohibits the Transactions;

  . there has been a material breach of any of the terms of a Purchase
    Agreement, which breach is not cured within 60 days following written notice (provided that the terminating party is not then in material breach of any of the terms contained in such Purchase Agreement); or

  . the LaSalle Partners stockholders do not approve, or revoke or rescind approval of the Share Issuance, Charter Amendment or Stock Plan Amendment.

  In addition, the representatives of the JLW Companies can terminate the Purchase Agreements in the event the LaSalle Partners board of directors has not approved and recommended the Transactions, or has withdrawn or modified in a manner adverse to the JLW Companies and certain of their affiliates its approval or recommendation of the Acquisition or has failed to call and hold the Special Meeting as required by the Purchase Agreements.

Termination Fees and Expenses (page 68)

  If the Purchase Agreements are terminated because (i) the LaSalle Partners stockholders do not approve the Share Issuance, Charter Amendment and Stock Plan Amendment or (ii) the LaSalle Partners board of directors has not approved and recommended, or has withdrawn or modified in a manner adverse to the JLW Companies its approval or recommendation of the Acquisition, LaSalle Partners will be obligated to pay to the JLW Companies a termination fee of $12 million.

Directors, Senior Officers and Employees of Jones Lang LaSalle (pages 46 and
62)

  Pursuant to the Purchase Agreements, LaSalle Partners will amend its Amended and Restated Bylaws as set forth in the attached Annex G (the "Amended Bylaws"). The Amended Bylaws provide that as of the Closing and until the earlier of (a) the first business day after the fifth annual meeting of the stockholders of Jones Lang LaSalle following the Closing and (b) June 1, 2003 (the "Transition Period"), the Jones Lang LaSalle board of directors will be composed of 14 directors. As of the Closing, seven of such directors (the "LaSalle Partners Directors") will be designated by LaSalle Partners and seven of such directors will be designated by the JLW Companies (the "JLW Directors"). Four of the LaSalle Partners Directors and four of the JLW Directors will be executive officers of LaSalle Partners and the JLW Companies, respectively, and the remaining three LaSalle Partners Directors and three JLW Directors will be independent directors. During the Transition Period, at least three of the LaSalle Partners Directors and three of the JLW Directors must be independent. In addition, during the Transition Period, a committee composed of LaSalle Partners Directors, at least two of which must be independent directors (the "LaSalle Partners Nominating Committee") will have the right to fill vacancies caused by the removal, death, retirement or resignation of a LaSalle Partners Director or, if a LaSalle Partners Director fails to stand for reelection, to designate a person as the nominee of the board to fill such position. A committee composed of JLW Directors, at least two of which must be independent directors (the "JLW Nominating Committee"), will have the same rights with respect to the JLW Directors. The LaSalle Partners board of directors has the power to adopt the Amended Bylaws without stockholder approval and has approved the Amended Bylaws to be effective upon the Closing.

  The initial JLW Directors will be Mr. Christopher A. Peacock, Mr. Michael J. Smith, Mr. Peter H.T. Lee, Mr. Clive J. Pickford, each of whom is an executive officer of the JLW Companies, and Professor Henri-Claude de Bettignies, Mr. Derek A. Higgs and Dr. David K.P. Li, who will be independent directors. The initial LaSalle Partners Directors will be Mr. Stuart L. Scott, Mr. Robert C. Spoerri, Mr. M.G. Rose, Mr. Daniel W. Cummings, Mr. Darryl Hartley-Leonard, Mr. Thomas C. Theobald and Mr. John R. Walter, each of whom is an existing director of LaSalle Partners.

  Approximately 69% of LaSalle Partners common stock issued and outstanding immediately after the Acquisition will initially be held by employees of Jones Lang LaSalle who are bound by the stockholder agreements described herein under the captions "--Stockholder Agreements; DEL Stockholder Agreements" and "The Stockholder Agreements." As long as holders of a majority of the issued and outstanding shares of LaSalle Partners common stock continue to be bound by such agreements, persons nominated by the LaSalle

Partners Nominating Committee and JLW Nominating Committee will be elected to the Jones Lang LaSalle board of directors.

  For a period of at least two years immediately following the Closing, Mr. Stuart L. Scott, the current Chairman of the Board of Directors and Chief Executive Officer of LaSalle Partners, will serve as Chairman of the Board of Directors and Chief Executive Officer of Jones Lang LaSalle and Mr. Christopher A. Peacock, the current Chief Executive Officer of the International Board will serve as President, Deputy Chief Executive Officer and Chief Operating Officer of Jones Lang LaSalle. It is expected that Mr. Michael J. Smith, currently Chairman of the International Board, will become Jones Lang LaSalle's Deputy Chairman and Mr. William E. Sullivan, currently Executive Vice President and Chief Financial Officer of LaSalle Partners, will continue in that position with Jones Lang LaSalle.

                        Regulatory Approvals (page 50)

  The consummation of the Acquisition requires, among other things, the expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act").

                  Anticipated Accounting Treatment (page 51)

  As a general matter, the accounting treatment for the Consideration Shares issued and/or cash paid to a JLW Shareholder will be dependent on whether such JLW Shareholder owned, directly or indirectly, an interest in the JLW Compa-nies prior to the Integration (each such shareholder, a "Current JLW Owner") or whether such JLW Shareholder received such interest as part of the Integra-tion or in anticipation of the Acquisition (each such shareholder, a "New JLW Owner"). The accounting treatment will also depend on whether the share issued is an Initial Distribution Share, Indemnification Share, Adjustment Share, Forfeiture Share or ESOT Share (and whether such ESOT Share is subject to vesting).

  The issuance of shares of LaSalle Partners common stock and cash payments to the JLW Shareholders and the ESOT will be accounted for in part as purchase consideration under APB Opinion No. 16, "Business Combinations" ("APB Opinion No. 16") and in part as compensation expense under APB Opinion No. 25, "Ac-counting for Stock Issued to Employees" ("APB Opinion No. 25"). Of the 14,254,116 total shares to be issued, 7,578,385 shares, or 53%, will be ac-counted for under purchase accounting in accordance with APB Opinion No. 16 and 6,675,731 shares, or 47%, will be accounted for as compensation expense under APB Opinion No. 25.

  Based on a closing stock price of $31.50, as reported on the New York Stock Exchange, Inc. ("NYSE") composite tape on January 29, 1999 (a date just prior to the distribution of this Proxy Statement), the value of the shares subject to purchase accounting would be $238.7 million. This consideration, together with an anticipated cash payment of $5.8 million and any capitalizable trans-action costs, will be allocated to the identifiable assets and liabilities be-ing acquired. Any excess purchase price will be allocated to goodwill and am-ortized to expense over an estimated useful life of 40 years.

  Of the shares subject to accounting under APB Opinion No. 25, 5,113,193 shares will be treated as a fixed compensation award and 1,562,538 shares will be treated as a variable compensation award. For the fixed award, the value of the shares issued will be based on the stock price on the date of issuance and will not be subject to change. For the variable award, the value of the shares will also initially be based on the stock price on the date of issuance; how-ever, the value will be adjusted on a quarterly basis to reflect changes in the stock price until such time as the contingencies related to the shares are removed.

  The aggregate compensation expense of both the fixed and variable awards of shares which are not subject to forfeiture or vesting provisions will be re-corded as compensation expense on the date of issuance or, with respect to ESOT Shares, allocation (i.e., at Closing, December 31, 1999 or December 31,
2000). The value of shares subject to forfeiture or vesting provisions will be recorded as deferred compensation in the balance sheet on the date of issuance or with respect to ESOT Shares, allocation, and amortized to expense in accor-dance with such provisions, but in no event later than December 31, 2000.

  LaSalle Partners expects to incur compensation expense associated with the issuance of shares totaling approximately $117.3 million and $93.4 million in the years ended December 31, 1999 and 2000, respectively, assuming that the JLW Companies have the required net worth at Closing. Included in the total estimated compensation expense of $210.7 million is expense of $49.2 million which will be subject to fluctuation based on quarterly changes in the price of LaSalle Partners common stock. Management anticipates that this compensation expense, $210.3 million of which represents a non-cash charge, will cause Jones Lang LaSalle to report operating losses for these periods.

  See "The Transactions--Anticipated Accounting Treatment" on page 51 and "Un-audited Pro Forma Consolidated Financial Statements--Jones Lang LaSalle" on page 87.

                     Absence of Appraisal Rights (page 54)

  LaSalle Partners stockholders will not be entitled to appraisal rights under the Maryland General Corporation Law ("MGCL") in connection with the Acquisi-tion.

         Stockholder Agreements; DEL Stockholder Agreements (page 73)

  As a condition to the Acquisition, each JLW Shareholder has entered into a separate Stockholder Agreement with LaSalle Partners which will become effec-tive upon the Closing (collectively, the "Stockholder Agreements"). In addi-tion, in the cases where the JLW Shareholder is not a natural person, the em-ployee of the JLW Companies who owns or holds an interest in such JLW Share-holder (such employee, a "Related JLW Owner") has entered into a Stockholder Agreement along with such JLW Shareholder. Unless otherwise agreed, the term of such Stockholder Agreements will commence upon the Closing and will termi-nate on the earlier of (a) the first business day immediately following the fifth annual meeting of stockholders of Jones Lang LaSalle following the Clos-ing Date and (b) June 1, 2003.

  The Stockholder Agreements are intended to provide, among other things, ap-propriate representation on the Jones Lang LaSalle board of directors for the LaSalle Partners stockholders and the JLW Shareholders during a transitional period of approximately four years, as well as to ensure compliance with United States securities laws. Pursuant to the Stockholder Agreements, each JLW Shareholder and Related JLW Owner has:

 . agreed to standstill covenants and covenants restricting activities affect-ing the management or corporate control of Jones Lang LaSalle;

 . agreed not to sell, except pursuant to limited exceptions, any Considera-tion Shares during the period commencing on the Closing Date and ending one year from the Closing Date (the "No Sale Period"), and to more limited re-strictions on the transferability of Consideration Shares after the No Sale Period; and

 . agreed to vote all shares of LaSalle Partners common stock owned by such JLW Shareholder and Related JLW Owner in favor of persons nominated by the Jones Lang LaSalle board of directors and in accordance with the recommen-dation of the Jones Lang LaSalle board of directors on stockholder propos-als and matters involving a sale or merger of Jones Lang LaSalle which such board has recommended against approving.

  Each current director, officer and employee of LaSalle Partners or any subsidiary of LaSalle Partners (a "LaSalle Partners Employee Stockholder") who is a former partner of DEL-LPL Limited Partnership ("DEL-LPL") and DEL-LPAML Limited Partnership ("DEL-LPAML" and, together with DEL-LPL, the "Employee Partnerships"), has entered into an agreement (a "DEL Stockholder Agreement"), that contains all the stockholder covenants and voting provisions contained in the Stockholder Agreements. The DEL Stockholder Agreements also contain transfer restrictions with respect to shares of LaSalle Partners common stock owned by LaSalle Partners Employee Stockholders. Prior to their dissolution, which was effective June 30, 1998, the Employee Partnerships were the entities through which the employee owners of LaSalle Partners prior to its initial public offering held their equity interests in LaSalle Partners. The Employee Partnerships received approximately seven million shares of LaSalle Partners common stock in connection with the incorporation of LaSalle Partners, which shares were distributed to the beneficial owners as a result of the dissolution. The Employee Partnerships were dissolved to permit, among other things, the employee owners to hold their equity interests in LaSalle Partners directly. The DEL Stockholder Agreements were required by the JLW Shareholders as a condition to their agreement to enter into the Stockholder Agreements.

  As a result of the Stockholder Agreements and DEL Stockholder Agreements, as long as persons who are parties or otherwise subject to such agreements own or control a majority of the issued and outstanding shares of LaSalle Partners common stock entitled to vote, all director nominees of the Jones Lang LaSalle board of directors will be elected, all sale or merger transactions opposed by the board will not be approved and all stockholder proposals will be decided in accordance with the board's recommendation. Following the Closing, it is expected that approximately 69% of LaSalle Partners' outstanding common stock will initially be owned by employees of Jones Lang LaSalle who are subject to the Stockholder Agreements and the DEL Stockholder Agreements. Approximately 47% of the issued and outstanding shares of LaSalle Partners common stock will be owned by the JLW Shareholders and approximately 22% of the issued and outstanding shares will be owned by the LaSalle Partners Employee Stockholders.

                            The Indemnity and Escrow
                              Agreement (page 69)

  Each JLW Shareholder and Related JLW Owner, if applicable, has entered into an Indemnity and Escrow Agreement which will become effective upon the Closing (the "Escrow Agreement"). The Escrow Agreement sets forth the obligations of each JLW Shareholder and Related JLW Owner, if applicable, to indemnify and hold harmless LaSalle Partners and its subsidiaries (other than the JLW Companies) and their respective directors, officers, employees and agents (collectively, the "Indemnified Persons") against certain losses and expenses.

  The Escrow Agreement is intended to provide LaSalle Partners with economic protection against certain liabilities specified in the Escrow Agreement, subject to the limitations set forth therein.

  Pursuant to the Purchase Agreements, the Adjustment Shares and the Indemnification Shares will be placed in escrow pursuant to the Escrow Agreement. In addition, the Forfeiture Shares issuable to the JLW Shareholders who own the JLW Companies operating in Asia (the "JLW Asia Companies") will be delivered to an escrow agent to secure indemnification obligations relating to the ownership of the shares of the JLW Asia Companies. The escrow arrangements are being used to reduce the administrative burden and difficulty of recovering shares once they have been distributed.

   Amendment to the Articles of Amendment and Restatement of LaSalle Partners
                                   (page 160)

  The Purchase Agreements provide that, as part of the Acquisition, LaSalle Partners will amend its Articles of Amendment and Restatement (the "LaSalle Partners Charter") to change the name of LaSalle Partners to "Jones Lang LaSalle Incorporated."

  The proposed form of amendment to the LaSalle Partners Charter is attached as Annex H.

  Approval of the Charter Amendment requires the affirmative vote of the holders of a majority of the shares of LaSalle Partners common stock outstanding on the Record Date, and is a condition to the consummation of the Acquisition. The LaSalle Partners board of directors believes that the name "Jones Lang LaSalle" will more accurately reflect the combined company upon consummation of the Acquisition.

          Amendment to 1997 Stock Award and Incentive Plan (page 160)

  Under the terms of the Purchase Agreements, the consummation of the Acquisi-tion is conditioned upon the increase in common stock authorized under the 1997 Stock Award and Incentive Plan (the "1997 Plan") to 4,160,000 from 2,215,000 shares being approved by LaSalle Partners stockholders. Accordingly, the LaSalle Partners board of directors has approved the Stock Plan Amendment to increase the number of shares of LaSalle Partners authorized for granting of awards thereunder from 2,215,000 to 4,160,000 shares. As of January 29, 1999, options to acquire and stock bonuses covering approximately

1,756,037 shares of LaSalle Partners common stock had been granted under the 1997 Stock Award and Incentive Plan and 458,963 shares of LaSalle Partners common stock remained available for future awards. During the period from June 30, 1998 to the third anniversary of the Closing Date, to the extent that LaSalle Partners issues or grants stock options to its employees employed prior to June 30, 1998, it will be obligated to issue or grant an equivalent number of stock options to employees of Jones Lang LaSalle or any subsidiary thereof who were employees of the JLW Companies immediately prior to the Clos-ing Date. See "The Purchase Agreements--Stock Options." LaSalle Partners re-lies on the use of equity awards to attract and retain qualified personnel with the abilities to further its growth. LaSalle Partners believes that the continued use of stock options is an important means of providing appropriate incentives to employees of Jones Lang LaSalle who are necessary for the future success of Jones Lang LaSalle and for the realization of the potential bene-fits of the Acquisition. As a result of its growth, including through the Ac-quisition and the acquisition of the Compass Businesses, LaSalle Partners be-lieves that additional shares will be needed for issuance under the 1997 Plan. Accordingly, the LaSalle Partners board of directors recommends approval of the Stock Plan Amendment.

  Approval of the Stock Plan Amendment by LaSalle Partners stockholders is a condition to the Acquisition. Such approval requires the affirmative vote of the holders of a majority of the votes cast on such proposal, provided that the shares of LaSalle Partners common stock represented at the Special Meeting constitute over 50% of all shares of LaSalle Partners common stock issued and outstanding on the Record Date.

          Cautionary Statement Concerning Forward-Looking Statements

  Certain statements contained or incorporated by reference in this Proxy Statement may constitute "forward-looking statements" within the meaning of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance, achievements, plans and objectives of LaSalle Partners (and after the Closing, Jones Lang LaSalle) to be materially different from any future results, performance, achievements, plans and objectives expressed or implied by such forward-looking statements. Such factors are discussed in (i) the LaSalle Partners Registration Statement (No. 333-25741) under the caption "Risk Factors" and elsewhere, (ii) the LaSalle Partners Annual Report on Form 10-K for the year ended December 31, 1997 (the "LaSalle Partners 10-K") in Item 1, "Business,"
Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere, (iii) the LaSalle Partners Quarterly Report on Form 10-Q for the quarter ended March 31, 1998 (the "LaSalle Partners First Quarter 10-Q") under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere, (iv) the LaSalle Partners Quarterly Report on Form 10-Q for the quarter ended June 30, 1998 (the "LaSalle Partners Second Quarter 10-Q") under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere, (v) the LaSalle Partners Quarterly Report on Form 10-Q for the quarter ended September 30, 1998 (the "LaSalle Partners Third Quarter 10-Q"), (vi) the LaSalle Partners Current Report on Form 8-K, dated August 31, 1998, (vii) the LaSalle Partners Current Report on Form 8-K, dated October 1, 1998 (the "LaSalle Partners October 1 Current Report"), (viii) the LaSalle Partners Current Report on Form 8-K, dated October 22, 1998 (filed October 22, 1998), (ix) the LaSalle Partners Current Report on Form 8-K, dated October 22, 1998 (filed December 9, 1998), under the captions "The Transactions," "The Purchase Agreements," "JLW Management's Discussion and Analysis of Financial Condition and Results of Operations of the JLW Companies" and elsewhere, (x) this Proxy Statement under the captions "Risk Factors," "The Transactions," "The Purchase Agreements," "JLW Management's Discussion and Analysis of Financial Condition and Results of Operations of the JLW Companies" and elsewhere and (xi) other reports filed by LaSalle Partners with the United States Securities and Exchange Commission (the "SEC"). LaSalle Partners expressly disclaims any obligation or undertaking to update or revise any forward-looking statements to reflect any changes in events or circumstances or in LaSalle Partners' expectations or results.

      Summary Historical and Pro Forma Financial Data of LaSalle Partners

  The following table sets forth, for the periods and as of the dates indicated, summary financial and other data on a historical consolidated and combined basis of LaSalle Partners. The summary financial data as of December 31, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1997 have been derived from the consolidated and combined financial statements of LaSalle Partners and the predecessors of LaSalle Partners (the "Predecessor Partnerships") audited by KPMG LLP, independent auditors, included in the LaSalle Partners 10-K and incorporated herein by reference. The summary financial data as of December 31, 1995, 1994 and 1993 and for the years ended December 31, 1994 and 1993 have been derived from the Predecessor Partnerships' Combined Financial Statements audited by KPMG LLP, not incorporated by reference herein. The summary financial data as of September 30, 1998 and for the nine months ended September 30, 1998 and 1997 have been derived from LaSalle Partners' and the Predecessor Partnerships' unaudited consolidated and combined financial statements, included in the LaSalle Partners Third Quarter 10-Q and incorporated herein by reference. Such financial statements include all adjustments, consisting of normal recurring adjustments, which LaSalle Partners considers necessary for a fair presentation of its financial position and results of operations for these periods. The summary pro forma financial data have been derived from the Unaudited Pro Forma Consolidated Financial Statements, included elsewhere herein. Operating results for the nine months ended September 30, 1998 are not necessarily indicative of results that may be expected for the entire year. The information set forth below should be read in conjunction with: the consolidated financial statements of LaSalle Partners, and the notes thereto, and "Management's Discussion and Analysis of Financial Condition and Results of Operations" of LaSalle Partners, included in the LaSalle Partners 10-K and the LaSalle Partners Third Quarter 10-Q and incorporated herein by reference; the unaudited pro forma financial statements contained in the LaSalle Partners October 1 Current Report and incorporated herein by reference; the Unaudited Pro Forma Consolidated Financial Statements, included elsewhere in this Proxy Statement and "The Transactions--Consideration."

                Summary Historical and Pro Forma Financial Data
                         LaSalle Partners Incorporated
                       (in thousands, except share data)

                    Nine Months Ended September 30,                      Year Ended December 31,
                    ----------------------------------  ---------------------------------------------------------------
                       1998                                1997
                        Pro                                 Pro
                     Forma(1)       1998        1997     Forma(1)       1997        1996      1995      1994     1993
                    -----------  -----------  --------  -----------  -----------  --------  --------  --------  -------
                              (unaudited)               (unaudited)
Statement of
 Operations Data:
Total revenue.....  $   585,567  $   190,109  $141,482  $   753,799  $   224,773  $159,453  $138,618  $116,698  $95,491
Total operating
 expenses.........      613,462      175,009   129,600      794,566      189,659   132,552   118,502    98,683   78,478
                    -----------  -----------  --------  -----------  -----------  --------  --------  --------  -------
Operating income
 (loss)...........  $   (27,895) $    15,100  $ 11,882  $   (40,767) $    35,114  $ 26,901  $ 20,116  $ 18,015  $17,013
Interest expense..       11,024          992     3,859       14,536        3,995     5,730     3,806     5,159    5,257
                    -----------  -----------  --------  -----------  -----------  --------  --------  --------  -------
Earnings (loss)
 before provision
 for income
 taxes............      (38,919)      14,108     8,023      (55,303)      31,119    21,171    16,310    12,856   11,756
Net provision for
 income taxes.....       10,357        5,432    (1,808)      16,017        5,279     1,207       505       554      300
Minority
 interest.........          818          --        --           549          --        --        --        --       --
                    -----------  -----------  --------  -----------  -----------  --------  --------  --------  -------
Net earnings
 (loss)...........  $   (50,094) $     8,676  $  9,831  $   (71,869) $    25,840  $ 19,964  $ 15,805  $ 12,302  $11,456
                    ===========  ===========  ========  ===========  ===========  ========  ========  ========  =======
Basic earnings
 (loss) per common
 share(2).........  $     (2.09) $      0.54            $     (3.02) $      1.50
                    ===========  ===========            ===========  ===========
Basic weighted
 average shares
 outstanding......   23,953,470   16,210,340             23,781,904   16,200,000
                    ===========  ===========            ===========  ===========
Diluted earnings
 (loss) per common
 share(2).........  $     (2.09) $      0.53            $     (3.02) $      1.49
                    ===========  ===========            ===========  ===========
Diluted weighted
 average shares
 outstanding(3)...   23,953,470   16,403,225             23,781,904   16,329,613
                    ===========  ===========            ===========  ===========
Other Data:
Adjusted
 EBITDA(4)........  $    69,403  $    23,277  $ 18,377  $   108,574  $    44,207  $ 32,317  $ 24,356  $ 20,866  $19,544
Cash flows
 provided by (used
 in)
 operating
 activities.......  $    17,252  $    18,302  $ 17,136  $    61,288  $    40,577  $ 13,964  $ 13,553  $ 24,628  $ 4,837
Cash flows
 provided by (used
 in) investing
 activities.......  $   (62,719) $   (62,355) $ (5,346) $  (200,396) $   (14,126) $(32,478) $ (5,706) $ (4,885) $(2,738)
Cash flows
 provided by (used
 in) financing
 activities.......  $    (5,275) $    28,442  $ (2,894) $    66,734  $    (3,128) $ 17,189  $(12,365) $(12,028) $(6,758)

                          At September 30,                At December 31,
                          ----------------- --------------------------------------------
                            1998
                            Pro
                          Forma(5)   1998     1997     1996     1995     1994     1993
                          -------- -------- -------- -------- -------- -------- --------
                             (unaudited)
Balance Sheet Data:
Cash and cash
 equivalents............  $ 25,064 $ 15,214 $ 30,660 $  7,207 $  8,322 $ 12,840 $  5,125
Total assets............   941,955  252,877  219,887  156,614  115,001  107,055   84,512
Long-term debt..........   208,442   28,442      --    55,551   40,805   41,028   56,619
Total liabilities.......   504,454   95,844   72,990  132,367  100,004   93,898   99,801
Total
 partners'/stockholders'
 equity.................   437,501  157,033  146,897   24,247   14,997   13,157  (15,289)

-------
(1) Pro forma to give effect to the combination of the JLW Companies, the Transactions and the acquisition of the Compass Businesses as though they had occurred on January 1, 1997. Adjustments, among other things, give effect to new market-based compensation packages for certain partners of the English, Scottish and Irish partnerships which own or operate the JLW Businesses in Europe and North America, Scotland and Ireland, respectively, and certain employees of the JLW Businesses and includes a base salary and target bonus in replacement of previously received profits distributions and/or dividends. Reference is made to the LaSalle Partners October 1 Current Report incorporated herein by reference for a complete description of the pro forma presentation and related adjustments for LaSalle Partners for the year ended December 31, 1997.
(2) Basic and diluted earnings per common share were calculated based on earnings for the period from conversion to corporate form, July 22, 1997, through December 31, 1997. No earnings per share have been reflected for the periods prior to July 22, 1997.
(3) Neither any Forfeiture Shares, Indemnification Shares, ESOT Adjustment Shares, ESOT Indemnification Shares or ESOT Shares subject to vesting (where such ESOT Shares have been allocated from the ESOT) nor options on LaSalle Partners common stock issued in connection with the acquisition of the Compass Businesses were included in the diluted weighted average shares outstanding for the pro forma nine months ended September 30, 1998 or for the year ended December 31, 1997 because, due to operating losses, inclusion of such common stock equivalents would be anti-dilutive.
(4) Adjusted EBITDA represents earnings before interest expense, income taxes, depreciation and amortization, and merger-related nonrecurring charges. Merger-related nonrecurring charges, including the compensation expense recorded in accordance with APB Opinion No. 25 related to shares of LaSalle Partners common stock to be issued or cash paid, if applicable, to New JLW Owners or to the ESOT and Forfeiture Shares to be issued to the Current JLW Owners, are substantially noncash charges incurred in connection with the Acquisition, similar to amortization expense on intangible assets and goodwill. Management believes that Adjusted EBITDA is useful to investors as a measure of operating performance, cash generation and ability to service debt. However, Adjusted EBITDA should not be considered as an alternative either to: (i) earnings (determined in accordance with US
    GAAP); (ii) operating cash flow (determined in accordance with US GAAP); or
    (iii) liquidity.
(5) Pro forma to give effect to the combination of the JLW Companies, the Transactions and the acquisition of the Compass Businesses as though they had occurred on September 30, 1998. The adjustments, among other things, give effect to new market-based compensation packages for certain partners of the JLW Partnerships and employees of the JLW Companies and includes a base salary and target bonus in replacement of previously received profits distributions and/or dividends.

                  Summary Financial Data of the JLW Companies

Summary Financial Data--The JLW Europe Group

  The following table sets forth, for the periods and as of the dates indicated, summary financial and other data on a historical consolidated basis of the JLW Europe Group in accordance with US GAAP. The summary financial data as of December 31, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1997 have been derived from the consolidated financial statements of Jones Lang Wootton, the English partnership ("JLW England"), and its subsidiaries audited by Deloitte & Touche, independent auditors, included elsewhere herein. The summary financial data as of December 31, 1995 have been derived from the unaudited consolidated financial statements of JLW England and its subsidiaries not included herein. Summary financial data as of December 31, 1994 and 1993 and for the years ended December 31, 1994 and 1993 are not included herein because countries within the region had different year ends, were not subject to statutory audit requirements and, therefore, did not prepare accounts in accordance with US GAAP for those years, and did not require a consolidation of the regional results to be performed. In certain countries, in accordance with local document retention practices, the financial data have not been retained. Accordingly, complete financial data for 1993 and 1994 are not available to permit the presentation of historical financial statements on a comparable basis for such periods. The summary financial data as of September 30, 1998 and for the nine months ended September 30, 1998 and 1997 have been derived from unaudited consolidated financial statements of JLW England and its subsidiaries also included elsewhere herein. Such financial statements include all adjustments, consisting of normal recurring adjustments, which JLW England considers necessary for a fair presentation of the financial position and results of operations for these periods. Operating results for the nine months ended September 30, 1998 are not necessarily indicative of results that may be expected for the entire year. The information set forth below should be read together with the "Unaudited Pro Forma Consolidated Financial Statements," "JLW Management's Discussion and Analysis of Financial Condition and Results of Operations of the JLW Companies" and the financial statements and the notes thereto of JLW England and its subsidiaries, all included elsewhere herein.

                       Summary Historical Financial Data
                              The JLW Europe Group
                                 (in thousands)

                              Nine Months Ended
                                September 30,      Year Ended December 31,
                              ------------------  ----------------------------
                                1998      1997      1997      1996      1995
                              --------  --------  --------  --------  --------
                                 (unaudited)
Statement of Operations
 Data:
Total revenue...............  $227,793  $171,072  $258,982  $217,437  $196,422
Total operating expenses
 (1)........................   193,256   143,059   218,680   185,408   177,489
                              --------  --------  --------  --------  --------
Operating income............  $ 34,537  $ 28,013  $ 40,302  $ 32,029  $ 18,933
Interest expense............       484       520       649       804     1,253
                              --------  --------  --------  --------  --------
Earnings before provision
 for income taxes and
 minority interest..........    34,053    27,493    39,653    31,225    17,680
Net provision (benefit) for
 income taxes...............     1,485      (284)    3,493     3,844     3,410
Minority interest...........     1,277       454     1,450        59       223
                              --------  --------  --------  --------  --------
Net earnings................  $ 31,291  $ 27,323  $ 34,710  $ 27,322  $ 14,047
                              ========  ========  ========  ========  ========
Other Data:
Adjusted EBITDA (2).........  $ 47,660  $ 32,976  $ 46,706  $ 38,344  $ 25,207
Cash flows provided by
 operating activities.......  $ 25,360  $ 31,400  $ 47,034  $ 30,964  $ 24,958
Cash flows used in investing
 activities.................  $ (4,947) $ (7,043) $ (8,634) $ (6,122) $ (8,859)
Cash flows used in financing
 activities.................  $(22,443) $(21,835) $(31,223) $(25,882) $ (9,182)

                                                         At December 31,
                                                   ----------------------------
                         At September 30, 1998       1997     1996      1995
                         ---------------------     -------- -------- ----------
                              (unaudited)                            (unaudited)
Balance Sheet Data:
Cash and cash
 equivalents............       $ 19,885            $ 21,242 $ 14,844  $ 14,987
Total assets............        154,972             134,802  125,244   108,251
Long-term debt..........            --                  --       --        --
Total liabilities and
 minority interest......         93,474              75,966   74,411    68,888
Total partners'
 capital/stockholders'
 equity.................         61,498              58,836   50,833    39,363

--------
(1) The compensation of the partners of JLW England is reflected as profit distributions rather than included in compensation expense. Had compensation expense been so included, net earnings would have been lower by approximately $19.7 million, $14.0 million, and $18.6 million for the nine months ended September 30, 1998 and 1997 and for the year ended December 31, 1997, respectively. Estimates of comparable market compensation amounts for the years ended December 31, 1996 and 1995 are not available due to changes in applicable personnel and various employment markets throughout the region and the lack of available market remuneration data for those periods. The compensation for other senior executives of the rest of the JLW Europe Group is included in compensation expense because these amounts were paid as salary and bonuses.
(2) Adjusted EBITDA represents earnings before interest expense, income taxes, depreciation and amortization, and merger-related nonrecurring charges. Merger-related nonrecurring charges represent professional fees for legal, advisory and financial services which are directly associated with the Integration and the Transactions. Management believes that Adjusted EBITDA is useful to investors as a measure of operating performance, cash generation and ability to service debt. However, Adjusted EBITDA should not be considered as an alternative either to: (i) earnings (determined in accordance with US GAAP); (ii) operating cash flow (determined in accordance with US GAAP); or (iii) liquidity.

Summary Financial Data--The JLW Scotland Group

  The following table sets forth, for the periods and as of the dates indicated, summary financial and other data on a historical consolidated basis of the JLW Scotland Group in accordance with US GAAP. The summary financial data as of December 31, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1997 have been derived from the consolidated financial statements of Jones Lang Wootton--Scotland and its subsidiary undertaking audited by Ernst & Young, independent auditors, included elsewhere herein. The summary financial data as of December 31, 1995 have been derived from the consolidated financial statements of Jones Lang Wootton, the Scottish Partnership ("JLW Scotland") and its subsidiary undertaking not included herein. Summary financial data as of December 31, 1994 and 1993 and for the years ended December 31, 1994 and 1993 are not included herein because the JLW Scotland Group, which previously had an April 30 year end, included a partnership which was not subject to statutory audit requirements, did not prepare accounts in accordance with US GAAP for those years and did not require a consolidation of the results to be performed. It is not possible to recreate financial statements which comply with US GAAP as of and for the years ended December 31, 1993 and 1994 as the supporting books and records would not permit the presentation of historical financial statements on a comparable basis for such periods. The summary financial data as of September 30, 1998 and for the nine months ended September 30, 1998 and 1997 have been derived from unaudited consolidated financial statements of JLW Scotland and its subsidiary undertaking also included elsewhere herein. Such financial statements include all adjustments, consisting of normal recurring adjustments, which JLW Scotland considers necessary for a fair presentation of the financial position and results of operations for these periods. Operating results for the nine months ended September 30, 1998 are not necessarily indicative of results that may be expected for the entire year. The information set forth below should be read together with the "Unaudited Pro Forma Consolidated Financial Statements," "JLW Management's Discussion and Analysis of Financial Condition and Results of Operations of the JLW Companies," and the financial statements and the notes thereto of JLW Scotland and its subsidiary undertaking, all included elsewhere herein.

                       Summary Historical Financial Data
                             The JLW Scotland Group
                                 (in thousands)

                                    Nine Months
                                  Ended September
                                        30,         Year Ended December 31,
                                  ----------------  -------------------------
                                   1998     1997     1997     1996     1995
                                  -------  -------  -------  -------  -------
                                    (unaudited)
Statement of Operations Data:
Total revenue.................... $ 6,783  $ 6,474  $ 9,242  $ 5,761  $ 5,018
Total operating expenses (1).....   3,696    2,696    4,124    3,609    3,373
                                  -------  -------  -------  -------  -------
Operating income................. $ 3,087  $ 3,778  $ 5,118  $ 2,152  $ 1,645
Interest expense.................       7       10       12       13        6
                                  -------  -------  -------  -------  -------
Earnings before provision for
 income taxes....................   3,080    3,768    5,106    2,139    1,639
Net provision for income taxes...      25       34       46       36       43
                                  -------  -------  -------  -------  -------
Net earnings..................... $ 3,055  $ 3,734  $ 5,060  $ 2,103  $ 1,596
                                  =======  =======  =======  =======  =======
Other Data:
Adjusted EBITDA (2).............. $ 3,514  $ 3,945  $ 5,402  $ 2,358  $ 1,926
Cash flows provided by operating
 activities...................... $ 3,347  $ 3,395  $ 4,538  $ 2,480  $ 1,626
Cash flows used in investing
 activities...................... $  (464) $  (153) $  (231) $  (295) $  (172)
Cash flows used in financing
 activities...................... $(2,624) $(1,847) $(2,291) $(1,590) $(1,846)

                                                 At         At December 31,
                                            September 30, --------------------
                                                1998       1997   1996   1995
                                            ------------- ------ ------ ------
                                             (unaudited)
Balance Sheet Data:
Cash and cash equivalents..................    $2,992     $2,642 $  662 $   18
Total assets...............................     6,894      6,111  3,137  1,972
Long-term debt.............................       --         --     --     --
Total liabilities..........................     1,675      1,447  1,041    636
Total partners' capital/stockholders'
 equity....................................     5,219      4,664  2,096  1,336

--------
(1) The compensation of the partners of the JLW Scotland Group is reflected as profit distributions rather than included in compensation expense. Had compensation expense been so included, net earnings would have been lower by approximately $1.9 million, $2.2 million, and $2.9 million for the nine months ended September 30, 1998 and 1997 and for the year ended December 31, 1997, respectively. Estimates of comparable market compensation amounts for the years ended December 31, 1996 and 1995 are not available due to changes in applicable personnel and various employment markets throughout the region and the lack of available market remuneration data for those periods.
(2) Adjusted EBITDA represents earnings before interest expense, income taxes, depreciation and amortization, and merger-related nonrecurring charges. Merger-related nonrecurring charges represent professional fees for legal, advisory and financial services which are directly associated with the Integration and the Transactions. Management believes that Adjusted EBITDA is useful to investors as a measure of operating performance, cash generation and ability to service debt. However, Adjusted EBITDA should not be considered as an alternative either to: (i) earnings (determined in accordance with US GAAP); (ii) operating cash flow (determined in accordance with US GAAP); or (iii) liquidity.

Summary Financial Data--The JLW Ireland Group

  The following table sets forth, for the periods and as of the dates indicated, summary financial and other data on a historical combined basis of the JLW Ireland Group in accordance with US GAAP. The summary financial data as of December 31, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1997 have been derived from the combined financial statements of Jones Lang Wootton-Irish Practice audited by Deloitte & Touche, independent auditors, included elsewhere herein. The summary financial data as of December 31, 1995 have been derived from the unaudited combined financial statements of Jones Lang Wootton-Irish Practice not included herein. Summary financial data as of December 31, 1994 and 1993 and for the years ended December 31, 1994 and 1993 are not included herein because, as a partnership, the JLW Ireland Group previously had an April 30 year end, was not subject to audit requirements and therefore did not prepare accounts in accordance with US GAAP for those years. It is not possible to recreate financial statements which comply with US GAAP as of and for the years ended December 31, 1993 and 1994, as the books and supporting records of the JLW Ireland Group do not provide sufficient detail to permit the presentation of historical financial statements on a comparable basis for such periods. The summary financial data as of September 30, 1998 and for the nine months ended September 30, 1998 and 1997 have been derived from unaudited combined financial statements of Jones Lang Wootton, the Irish partnership ("JLW Ireland"), also included elsewhere herein. Such financial statements include all adjustments, consisting of normal recurring adjustments, which JLW Ireland considers necessary for a fair presentation of the financial position and results of operations for these periods. Operating results for the nine months ended September 30, 1998 are not necessarily indicative of results that may be expected for the entire year. The information set forth below should be read together with the "Unaudited Pro Forma Consolidated Financial Statements," "JLW Management's Discussion and Analysis of Financial Condition and Results of Operations of the JLW Companies," and the financial statements and the notes thereto of JLW Ireland, all included elsewhere herein.

                       Summary Historical Financial Data
                             The JLW Ireland Group
                                 (in thousands)

                                    Nine Months
                                  Ended September
                                        30,         Year Ended December 31,
                                  ----------------  -------------------------
                                   1998     1997     1997     1996     1995
                                  -------  -------  -------  -------  -------
                                    (unaudited)
Statement of Operations Data:
Total revenue.................... $ 8,701  $ 6,305  $ 9,301  $ 9,487  $ 6,953
Total operating expenses (1).....   4,621    3,843    5,198    5,246    5,102
                                  -------  -------  -------  -------  -------
Operating income................. $ 4,080  $ 2,462  $ 4,103  $ 4,241  $ 1,851
Interest expense.................      38       57       60       82       21
                                  -------  -------  -------  -------  -------
Earnings before provision for
 income taxes....................   4,042    2,405    4,043    4,159    1,830
Net provision for income taxes...      65       57       80       69       55
                                  -------  -------  -------  -------  -------
Net earnings..................... $ 3,977  $ 2,348  $ 3,963  $ 4,090  $ 1,775
                                  =======  =======  =======  =======  =======
Other Data:
Adjusted EBITDA (2).............. $ 4,907  $ 2,728  $ 4,456  $ 4,507  $ 2,040
Cash flows provided by operating
 activities...................... $ 3,730  $ 2,368  $ 3,542  $ 4,795  $ 2,358
Cash flows used in investing
 activities...................... $   (52) $  (467) $  (477) $   (88) $  (392)
Cash flows used in financing
 activities...................... $(2,595) $(2,401) $(3,425) $(3,568) $(1,956)

                                                         At December 31,
                                        At September ------------------------
                                          30, 1998    1997   1996     1995
                                        ------------ ------ ------ ----------
                                         (unaudited)               (unaudited)
Balance Sheet Data:
Cash and cash equivalents..............    $1,852    $  676 $1,211   $   17
Total assets...........................     7,785     5,228  5,562    3,725
Long-term debt.........................       --        --     --       --
Total liabilities......................     2,693     1,807  2,228    2,107
Total partners' capital/stockholders'
 equity................................     5,092     3,421  3,334    1,618

--------
(1) The compensation of the partners of the JLW Ireland Group is reflected as profit distributions rather than included in compensation expense. Had compensation expense been so included, net earnings would have been lower by approximately $2.2 million, $1.8 million, and $2.4 million for the nine months ended September 30, 1998 and 1997 and for the year ended December 31, 1997, respectively. Estimates of comparable market compensation amounts for the years ended December 31, 1996 and 1995 are not available due to changes in applicable personnel and various employment markets throughout the region and the lack of available market remuneration data for those periods.
(2) Adjusted EBITDA represents earnings before interest expense, income taxes, depreciation and amortization, and merger-related nonrecurring charges. Merger-related nonrecurring charges represent professional fees for legal, advisory and financial services which are directly associated with the Integration and the Transactions. Management believes that Adjusted EBITDA is useful to investors as a measure of operating performance, cash generation and ability to service debt. However, Adjusted EBITDA should not be considered as an alternative either to: (i) earnings (determined in accordance with US GAAP); (ii) operating cash flow (determined in accordance with US GAAP); or (iii) liquidity.

Summary Financial Data--The JLW Asia Group

  The following table sets forth, for the periods and as of the dates indicated, summary financial and other data on a historical consolidated basis of the JLW Asia Group in accordance with US GAAP. The summary financial data as of December 31, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1997 have been derived from the consolidated financial statements of JLW Asia Holdings Limited and subsidiaries audited by KPMG, independent auditors, included elsewhere herein. The summary financial data as of December 31, 1995 have been derived from the consolidated financial statements of JLW Asia Holdings Limited not included herein. Summary financial data as of December 31, 1994 and 1993 and for the years ended December 31, 1994 and 1993 are not included herein because the JLW Companies in Asia had different year ends, did not require a consolidation of the regional results to be performed and, in certain cases, were not subject to statutory audit requirements and, therefore, the JLW Asia Group did not prepare accounts in accordance with US GAAP. In certain countries, in accordance with local document retention practices, the financial data have not been retained. Accordingly, complete financial data for 1993 and 1994 are not available to permit the presentation of historical financial statements on a comparable basis for such periods. The summary financial data as of September 30, 1998 and for the nine months ended September 30, 1998 and 1997 have been derived from unaudited consolidated financial statements of JLW Asia Holdings Limited and subsidiaries also included elsewhere herein. Such financial statements include all adjustments, consisting of normal recurring adjustments, which the directors of JLW Asia Holdings Limited consider necessary for a fair presentation of the financial position and results of operations for these periods. Operating results for the nine months ended September 30, 1998 are not necessarily indicative of results that may be expected for the entire year. The information set forth below should be read together with the "Unaudited Pro Forma Consolidated Financial Statements," "JLW Management's Discussion and Analysis of Financial Condition and Results of Operations of the JLW Companies," and the JLW Asia Holdings Limited and subsidiaries financial statements and the notes thereto, all included elsewhere herein.

                       Summary Historical Financial Data
                               The JLW Asia Group
                                 (in thousands)

                                  Nine Months
                                     Ended
                                 September 30,     Year Ended December 31,
                                ----------------  ---------------------------
                                 1998     1997      1997     1996      1995
                                -------  -------  --------  -------  --------
                                  (unaudited)
Statement of Operations Data:
Total revenue.................. $41,881  $57,355  $ 76,010  $62,281  $ 59,718
Total operating expenses (1)...  42,129   47,437    62,452   51,009    50,650
                                -------  -------  --------  -------  --------
Operating income (loss)........ $  (248) $ 9,918  $ 13,558  $11,272  $  9,068
Interest expense...............     194       69       225      426       279
                                -------  -------  --------  -------  --------
Earnings (loss) before
 provision for income taxes....    (442)   9,849    13,333   10,846     8,789
Net provision for income
 taxes.........................     654    1,621     2,195    1,493       904
                                -------  -------  --------  -------  --------
Net earnings (loss) ........... $(1,096) $ 8,228  $ 11,138  $ 9,353  $  7,885
                                =======  =======  ========  =======  ========
Other Data:
Adjusted EBITDA (2)............ $ 4,523  $11,253  $ 15,399  $12,955  $ 10,678
Cash flows provided by (used
 in) operating activities...... $(3,625) $10,977  $ 20,021  $ 7,347  $ 10,044
Cash flows used in investing
 activities.................... $  (290) $  (272) $   (424) $(1,085) $   (142)
Cash flows used in financing
 activities.................... $(1,091) $(9,313) $(17,309) $(8,286) $(13,210)

                                                            At December 31,
                                                        -----------------------
                                  At September 30, 1998  1997    1996    1995
                                  --------------------- ------- ------- -------
                                       (unaudited)
Balance Sheet Data:
Cash and cash equivalents........        $ 3,584        $ 8,544 $ 5,730 $ 7,782
Total assets.....................         32,778         34,245  39,649  36,579
Long-term debt...................            --             --      --      --
Total liabilities................         22,146         20,613  22,363  20,991
Total stockholders' equity.......         10,632         13,632  17,286  15,588

--------
(1) The compensation for owners represents a combination of salary and bonus, which is reflected in compensation expense. In addition, owners receive dividends representing distributions of the JLW Asia Group's profits. Had the portion of such dividends representing compensation been included as compensation, net earnings would have been lower by approximately $.3 million, $5.4 million, and $7.2 million for the nine months ended September 30, 1998 and 1997 and for the year ended December 31, 1997, respectively. Note that the JLW Asia Group established the new market remuneration packages effective January 1, 1998, with the exception of the operations in Indonesia, which were not wholly owned in 1998, resulting in a lower pro forma adjustment in 1998 as compared to the prior year periods. Estimates of comparable market compensation amounts for the years ended December 31, 1996 and 1995 are not available due to changes in applicable personnel and various employment markets throughout the region and the lack of available market remuneration data for those periods.
(2) Adjusted EBITDA represents earnings before interest expense, income taxes, depreciation and amortization, and merger-related nonrecurring charges. Merger-related nonrecurring charges represent professional fees for legal, advisory and financial services which are directly associated with the Integration and the Transactions. Management believes that Adjusted EBITDA is useful to investors as a measure of operating performance, cash generation and ability to service debt. However, Adjusted EBITDA should not be considered as an alternative either to: (i) earnings (determined in accordance with US GAAP); (ii) operating cash flow (determined in accordance with US GAAP); or (iii) liquidity.

Summary Financial Data--The JLW Australasia Group

  The following table sets forth, for the periods and as of the dates indicated, summary financial and other data on a historical combined basis of the JLW Australasia Group in accordance with US GAAP. The summary financial data as of December 31, 1997 and for each of the years in the three-year period ended December 31, 1997 have been derived from the combined financial statements of the JLW Australasia Group audited by Ernst & Young, independent auditors, included elsewhere herein. The summary financial data as of December 31, 1995 have been derived from the unaudited combined financial statements of the JLW Australasia Group, not included herein. The summary financial data as of September 30, 1998 and for the nine months ended September 30, 1998 and 1997 have been derived from unaudited combined financial statements of the JLW Australasia Group also included elsewhere herein. Such financial statements include all adjustments, consisting of normal recurring adjustments, which the directors of JLW Australasia Group consider necessary for a fair presentation of the financial position and results of operations for these periods. Operating results for the nine months ended September 30, 1998 are not necessarily indicative of results that may be expected for the entire year. The information set forth below should be read together with the "Unaudited Pro Forma Consolidated Financial Statements," "JLW Management's Discussion and Analysis of Financial Condition and Results of Operations of the JLW Companies," and the JLW Australasia Group financial statements and the notes thereto, all included elsewhere herein.

                       Summary Historical Financial Data
                           The JLW Australasia Group
                                 (in thousands)

                                    Nine Months
                                       Ended
                                   September 30,    Year Ended December 31,
                                  ----------------  -------------------------
                                   1998     1997     1997     1996     1995
                                  -------  -------  -------  -------  -------
                                    (unaudited)
Statement of Operations Data:
Total revenue.................... $41,072  $44,564  $62,449  $61,604  $59,334
Total operating expenses (1).....  39,290   40,174   53,117   56,340   57,325
                                  -------  -------  -------  -------  -------
Operating income................. $ 1,782  $ 4,390  $ 9,332  $ 5,264  $ 2,009
Interest expense.................      82      260      340      674      687
                                  -------  -------  -------  -------  -------
Earnings before provision for
 income taxes....................   1,700    4,130    8,992    4,590    1,322
Net provision for income taxes...   1,522    1,317    2,918    1,560       16
                                  -------  -------  -------  -------  -------
Net earnings..................... $   178  $ 2,813  $ 6,074  $ 3,030  $ 1,306
                                  =======  =======  =======  =======  =======
Other Data:
Adjusted EBITDA (2).............. $ 5,210  $ 5,404  $10,672  $ 6,669  $ 3,357
Cash flows provided by (used in)
 operating activities............ $(1,555) $ 6,258  $ 9,269  $ 5,329  $(1,837)
Cash flows provided by (used in)
 investing activities............ $   202  $  (268) $  (663) $  (678) $(1,579)
Cash flows provided by (used in)
 financing activities............ $(2,366) $(8,933) $(7,830) $(1,708) $  (141)

                                                     At December 31,
                                               ---------------------------
                         At September 30, 1998  1997    1996      1995
                         --------------------- ------- ------- -----------
                              (unaudited)                      (unaudited)
Balance Sheet Data:
Cash and cash
 equivalents............        $   --         $ 3,719 $ 2,943   $   --
Total assets............         18,856         20,940  23,475    22,603
Long-term debt..........            --             --      --        --
Total liabilities.......         13,616         15,330  17,486    18,970
Total partners'
 capital/stockholders'
 equity.................          5,240          5,610   5,989     3,633

--------
(1) The compensation for owners and senior executives represents a combination of salary, benefits and (in the case of senior executives) profit share, which are reflected in compensation expense. In addition, owners receive dividends representing distributions of the group's profits. Had the portion of such dividends representing compensation been included as compensation, net earnings would have been lower by approximately $.7 million, $3.2 million, and $4.2 million for the nine months ended September 30, 1998 and 1997 and for the year ended December 31, 1997, respectively. Note that the JLW Australasia Group established the new market remuneration packages effective January 1, 1998, with the exception of discretionary bonus, resulting in a lower pro forma adjustment for 1998 as compared to the prior year periods. Estimates of comparable market compensation amounts for the years ended December 31, 1996 and 1995 are not available due to changes in applicable personnel and various employment markets throughout the region and the lack of available market remuneration data for those periods.
(2) Adjusted EBITDA represents earnings before interest expense, income taxes, depreciation and amortization, and merger-related nonrecurring charges. Merger-related nonrecurring charges represent professional fees for legal, advisory and financial services which are directly associated with the Integration and the Transactions. Management believes that Adjusted EBITDA is useful to investors as a measure of operating performance, cash generation and ability to service debt. However, Adjusted EBITDA should not be considered as an alternative either to: (i) earnings (determined in accordance with US GAAP); (ii) operating cash flow (determined in accordance with US GAAP); or (iii) liquidity.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

  The SEC allows LaSalle Partners to "incorporate by reference" information into this Proxy Statement, which means that LaSalle Partners can disclose important information by referring to another document filed separately with the SEC. Any statement incorporated by reference shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such modified or superseded statement shall be deemed to constitute a part of this Proxy Statement.

  The following documents, which have been filed with the SEC by LaSalle Partners (SEC File No. 001-13145) pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated by reference in this Proxy Statement:

    (1) Annual Report on Form 10-K for the fiscal year ended December 31,
  1997.

    (2) Quarterly Report on Form 10-Q for the fiscal quarter ended March 31,
  1998.

    (3) Quarterly Report on Form 10-Q for the fiscal quarter ended June 30,
  1998.

    (4) Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1998.

    (5) Current Reports on Form 8-K, dated August 31, 1998, October 1, 1998 and October 22, 1998.

    (6) Proxy Statement relating to the 1998 Annual Meeting of Stockholders, dated March 31, 1998.

    (7) All documents subsequently filed by LaSalle Partners pursuant to
  Section 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the Special Meeting or any adjournment or postponement thereof. See "Where to Find More Information."

Documents incorporated by reference into this Proxy Statement (not including exhibits to such documents other than exhibits specifically incorporated by reference into such documents) will be sent to any person, including any beneficial owner of LaSalle Partners common stock to whom this Proxy Statement is delivered, without charge, upon written or oral request, by first class mail within one business day of receipt of such request. Requests for such documents should be directed to LaSalle Partners Incorporated, Investor Relations, 200 East Randolph Drive, Chicago, Illinois 60601, Telephone Number
(312) 782-5800.

                                 RISK FACTORS

  LASALLE PARTNERS MAY NOT SUCCESSFULLY INTEGRATE THE BUSINESS OPERATIONS OF, OR REALIZE THE BENEFITS FROM, THE TRANSACTIONS. The success of the Acquisition will depend upon a number of factors, most importantly the ability of Jones Lang LaSalle to realize expected synergies from the combined operations of LaSalle Partners and the JLW Companies. The integration of the JLW Companies with LaSalle Partners may place a significant burden on management. Such integration is subject to a number of risks, including, among others, loss of key personnel of LaSalle Partners and the JLW Companies, the difficulty associated with assimilating the broad and geographically dispersed personnel and operations of the JLW Companies, the disruption of LaSalle Partners' ongoing business and acquisition strategy, and the difficulty in maintaining uniform standards, controls, procedures and policies. No assurance can be given that the anticipated benefits from the Acquisition will be realized or that Jones Lang LaSalle will be able to integrate the two businesses successfully. Failure of Jones Lang LaSalle to integrate the two businesses successfully could have a material adverse effect on Jones Lang LaSalle's business and results of operations.

  The JLW Companies have historically operated as partnerships or in a manner resembling partnerships even though in certain jurisdictions the businesses are structured as corporations. As such, the profits of the various partnerships and corporations have been paid to the owners and key employees as profit distributions, bonuses or dividends, according to the business structure and tax regime in which the businesses operate. Following the Acquisition, owners and key employees of the JLW Companies will receive market-based compensation packages similar to those of current LaSalle Partners employees. While most of these former owners and employees of the JLW Companies will have significant equity interests in Jones Lang LaSalle, their actual compensation will in certain circumstances be lower. As a result, there can be no assurance that the compensation structure put in place following the Closing will provide the same performance incentives as existed prior to Closing. Furthermore, although the vesting requirements of the Forfeiture Shares and the ESOT Shares are intended in part to incent JLW Shareholders and other key employees of the JLW Companies to remain with Jones Lang LaSalle, there can be no assurance that they will be effective.

  LASALLE PARTNERS' BUSINESS, OPERATING RESULTS AND FINANCIAL CONDITION WILL BE SUBJECT TO NEW RISKS RESULTING FROM INCREASED INTERNATIONAL OPERATIONS. The combination of the JLW Companies with LaSalle Partners will create an entity with significantly greater international exposure than that of either LaSalle Partners or the JLW Companies prior to the combination. After giving pro forma effect to the Transactions and the acquisition of the Compass Businesses, Jones Lang LaSalle would have derived approximately 55.8% and 54.1% of its total revenue from sales outside the United States in the fiscal year ended December 31, 1997 and the nine months ended September 30, 1998, respectively. After giving pro forma effect to the Transactions and the acquisition of the Compass Businesses, as of September 30, 1998, Jones Lang LaSalle would have had operations in 34 countries, utilizing the services of approximately 2,600 employees in the United States and 3,800 employees in other countries (excluding, in both cases, on-site personnel responsible for the maintenance of properties on behalf of clients). International operations are subject to a number of risks, including political instability, greater difficulty in accounts receivable collections in certain geographic regions, unexpected changes in regulatory requirements, currency restrictions, delays and tariffs, difficulties and costs of staffing and managing international operations, potentially adverse tax consequences, share ownership restrictions on foreign operations, currency fluctuations, the burdens of complying with multiple, potentially conflicting laws and the impact of business cycles and economic instability. There can be no assurance that such risks or the geographic, time zone, language and cultural differences between Jones Lang LaSalle's international personnel and operations or the expense of and resources expended in managing a global business will not result in problems that could materially adversely affect Jones Lang LaSalle's business, operating results and financial condition.

  After giving pro forma effect to the Acquisition and the acquisition of the Compass Businesses, Jones Lang LaSalle would have generated 46.7% of its revenue in the United States, 36.6% in Europe, 8.6% in Australasia and 8.1% in Asia for the nine months ended September 30, 1998 compared to 45.0% in the United States, 33.1% in Europe, 12.2% in Asia and 9.7% in Australia for the year ended December 31, 1997. It is expected that Jones Lang LaSalle will commit additional resources to expanding worldwide sales and marketing activities, globalizing service offerings and products in selected markets and developing local sales and support channels. The failure of such efforts could materially adversely affect Jones Lang LaSalle's sales. Jones Lang LaSalle may also experience an operating loss in one or more regions of the world for one or more periods, which could have a material adverse effect on Jones Lang LaSalle's business, operating results and financial condition. Jones Lang LaSalle's ability to manage such operational fluctuations and to maintain adequate long-term strategies in the face of such developments will be critical to Jones Lang LaSalle's continued growth and profitability.

  During 1997 and 1998, Southeast and East Asia were impacted by financial turmoil which was initially reflected in rapid depreciation of exchange rates relative to the US Dollar. This led to falling stock market indices and asset values and reduced economic growth prospects. Several property markets were affected by speculative developments resulting in an oversupply of completed or partially completed space. Property prices fell along with prices of other investments and asset values. These events are referred to hereinafter as the "Asian Crisis."

  The Asian Crisis reduced Asian economic growth in 1998 and, as economic growth is generally a significant factor affecting property markets, demand for property in Asia is generally weaker than in recent years. It is unlikely that a recovery will occur in the Asian demand for property until stability returns to financial markets which may facilitate a more positive outlook for stock markets and economic growth. However, also important to a recovery in Asian property markets will be the adjustment to the current significant oversupply of space in many markets which is likely to take time to correct. The short-term outlook for real estate in Asia is therefore for depressed rents and capital values. The length and severity of the downturn is likely to vary in different markets within the Region. A worsening of the Asian Crisis or its expansion to different Regions could have a material adverse effect on Jones Lang LaSalle's business, operating results and financial condition. See "JLW Management's Discussion and Analysis of Financial Condition and Results of Operations of the JLW Companies."

  In addition, the Australasian real estate markets, while mature by world standards, are characterized by their relative lack of depth. The lack of a fully comprehensive domestic industrial infrastructure (thus requiring imports of many manufactured goods such as motor vehicles and industrial equipment), together with a heavily resource based economy (for example, Australia derives 7% and 10% of its annual export earnings solely from coal and metal ores, respectively) means that the real economy is significantly influenced by external economic events and developments. This gives rise to a somewhat higher level of exposure to economic and financial volatility. The Australian real estate markets are correspondingly small and prone to external influences. Sydney and Melbourne, the primary commercial centers, for example, have a total office market stock of some 64.6 million and 53.8 million square feet respectively. Retail and industrial markets operate in similar proportion and with a parallel degree of international exposure. Thus, the economic performance of the JLW Australasia Group is significantly dependent on international trading conditions, particularly in primary industries and commodities. Weakness and/or volatility in these areas can sharply impact the condition of the real estate markets and, thereby, result in a material adverse effect on the JLW Australasia Group and on Jones Lang LaSalle's business, operating results and financial condition.

  EXPOSURE TO CURRENCY LOSSES FROM CURRENCY FLUCTUATIONS COULD RESULT FROM THE TRANSACTIONS. To date, LaSalle Partners' revenue from non-United States operations has primarily been denominated in US Dollars. To date, the respective JLW Companies' revenue and expenses have primarily been earned and incurred, and distributions and dividends to the partners and shareholders of the JLW Companies have been made, in the currency of the location where the operations generating the revenue and expenses have occurred. Therefore, the exposure of LaSalle Partners and the respective JLW Companies to exchange rate fluctuations has been limited. For the twelve months ended December 31, 1997, on a pro forma basis (excluding compensation expense relating to the Transactions), 29% of Jones Lang LaSalle's net earnings would have been denominated in US Dollars and 71% would have been denominated in other currencies. As a result, fluctuations in the value of the US Dollar relative to the other currencies in which Jones Lang LaSalle will generate earnings could materially adversely affect its business, operating results and financial condition. Fluctuations in currencies relative to the US Dollar will affect period-to-period comparisons of Jones Lang LaSalle's reported results of operations. Due to the constantly changing currency exposures to which Jones Lang LaSalle will be subject and the volatility of currency exchange rates, there can be no assurance that Jones Lang LaSalle will not experience currency losses in the future, nor can LaSalle Partners predict the effect of exchange rate fluctuations upon future operating results. LaSalle Partners and the respective JLW Companies have in the past undertaken hedging transactions only on a limited basis because neither company has historically engaged in a significant amount of cross border transactions which would require the use of such instruments. The management of Jones Lang LaSalle will evaluate the capital requirements on a global basis. In the future, certain currency hedging instruments may be used, including foreign currency forward contracts, purchased currency options where applicable and borrowings in foreign currency. Economic risks associated with these hedging instruments include unexpected fluctuations in interest rates impacting Jones Lang LaSalle's future buying power for purchasing foreign currencies and unexpected changes in the timing and collection of funds related to the hedging instruments, both of which can cause hedging instruments to be ineffective. An ineffective hedging instrument may expose Jones Lang LaSalle to currency losses, which would have an adverse effect on Jones Lang LaSalle's financial condition and results of operations. There can be no assurance that such hedging will be effective. See "JLW Management's Discussion and Analysis of Financial Condition and Results of Operations of the JLW Companies."

  REAL ESTATE SERVICES MARKETS ARE HIGHLY COMPETITIVE. Jones Lang LaSalle will compete across a variety of business disciplines within the commercial real estate industry, including investment management, tenant representation, corporate facility management, construction and development management, property management, leasing, valuation and investment banking. Each of these business disciplines is highly competitive on an international, national and local level. Depending on the industry segment, Jones Lang LaSalle will face competition from other real estate service providers, institutional lenders, insurance companies, investment banking firms, investment managers and accounting firms. Many of Jones Lang LaSalle's competitors will be local or regional firms which will be substantially smaller than Jones Lang LaSalle on an overall basis; however, they may be substantially larger on a local or regional basis. Jones Lang LaSalle will also be subject to competition from other large international firms. In general, with respect to each of Jones Lang LaSalle's business disciplines, there can be no assurance that Jones Lang LaSalle will be able to continue to compete effectively, will be able to maintain current fee or margin levels or arrangements or will not encounter increased competition.

  THE STOCKHOLDER AGREEMENTS, THE DEL STOCKHOLDER AGREEMENTS, THE CHARTER AND THE AMENDED BYLAWS OF JONES LANG LASALLE AND THE MARYLAND GENERAL CORPORATE
LAW COULD DELAY, DEFER OR PREVENT A CHANGE OF CONTROL. The Stockholder Agreements, the DEL Stockholder Agreements and the LaSalle Partners Charter and Amended Bylaws of Jones Lang LaSalle will include provisions that may delay, defer or prevent a takeover attempt that may be in the best interest of stockholders of Jones Lang LaSalle. The Stockholder Agreements and the DEL Stockholder Agreements require each JLW Shareholder and Related JLW Owner and each LaSalle Partners Employee Stockholder (collectively, the "Jones Lang LaSalle Employee Stockholders") to vote all shares of LaSalle Partners common stock owned or controlled by such stockholder (a) for persons nominated by the Jones Lang LaSalle board of directors pursuant to the Amended Bylaws and (b) in accordance with the recommendations of a majority of the Jones Lang LaSalle board of directors on all matters (i) submitted to the vote of the stockholders of Jones Lang LaSalle which have been proposed by any stockholder as to which the Jones Lang LaSalle board of directors has recommended against approving or
(ii) relating to any merger, sale of all or substantially all of Jones Lang LaSalle's assets, or any similar transactions as to which the Jones Lang LaSalle board of directors has recommended against approving. As a result, during the term of the Stockholder Agreements and the DEL Stockholder Agreements, as long as persons who hold a majority of the issued and outstanding common stock of Jones Lang LaSalle continue to be bound by these agreements, the Jones Lang LaSalle board of directors will be composed of individuals nominated in accordance with the procedures set forth in the Amended Bylaws and LaSalle Partners stockholders will have a limited influence on the outcome of votes of the stockholders of Jones Lang LaSalle on the matters covered by such agreements. The Jones Lang LaSalle Employee Stockholders will hold approximately 69% of the issued and outstanding LaSalle Partners common stock at Closing. See "The Stockholder Agreements--Voting Provisions."

  In addition, pursuant to the charter of Jones Lang LaSalle, Jones Lang LaSalle will have a classified board of directors, pursuant to which directors will be divided into three classes, with three-year staggered terms. The classified board provision could increase the likelihood that, in the event an outside party acquired a controlling block of Jones Lang LaSalle's capital stock or initiated a proxy contest, incumbent directors nevertheless would retain their positions for a substantial period, which may have the effect of discouraging, delaying or preventing a change in control of Jones Lang LaSalle. In addition, the charter of Jones Lang LaSalle and the Amended Bylaws provide for (i) the ability of the Jones Lang LaSalle board of directors to establish one or more classes and series of capital stock including the ability to issue up to 10,000,000 shares of preferred stock, and to determine the price, rights, preferences and privileges of such capital stock without any further stockholder approval; (ii) a requirement that any stockholder action taken without a meeting be pursuant to unanimous written consent; and
(iii) certain advance notice procedures for Jones Lang LaSalle stockholders nominating candidates for election to the Jones Lang LaSalle board of directors.

  Under the MGCL, certain "Business Combinations" (including a merger, consolidation, share exchange or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities) between a Maryland corporation and any person who beneficially owns 10% or more of the voting power of the corporation's shares or an affiliate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then-outstanding voting stock of the corporation (an "Interested Stockholder") or an affiliate thereof are prohibited for five years after the most recent date on which the Interested Stockholder became an Interested Stockholder. Thereafter, any such Business Combination must be recommended by the board of directors of such corporation and approved by the affirmative vote of at least (i) 80% of the votes entitled to be cast by holders of outstanding voting shares of the corporation and (ii) 66 2/3% of the votes entitled to be cast by holders of outstanding voting shares of the corporation other than shares held by the Interested Stockholder with whom the Business Combination is to be effected, unless, among other things, the corporation's stockholders receive a minimum price (as defined in the MGCL) for theirs shares and the consideration is received in cash or in the same form as previously paid by the Interested Stockholder for its shares. Pursuant to the MGCL, these provisions also do not apply to Business Combinations which are approved or exempted by the board of directors of the corporation prior to the time that the Interested Stockholder becomes an Interested Stockholder.

  The provisions of the agreements described above, as well as the LaSalle Partners Charter, the Amended Bylaws and the MGCL, could discourage bids for LaSalle Partners common stock as well as adversely affect the market price of LaSalle Partners common stock.

  POTENTIAL NEGATIVE EFFECTS OF FAILURE TO CONSUMMATE THE TRANSACTIONS. The consummation of the Transactions is subject to the satisfaction or waiver of a number of conditions, many of which are beyond the control of the parties to the Purchase Agreements, including approval of the Share Issuance, the Charter Amendment and the Stock Plan Amendment by LaSalle Partners stockholders. See "The Purchase Agreements--Conditions to the Transactions." In addition, the parties to the Transactions may terminate the Purchase Agreements under certain circumstances. See "The Purchase Agreements--Termination of the Purchase Agreements." As a result, there can be no assurance that the Transactions will be completed on the terms set forth in the Purchase Agreements, if at all. If the Transactions are not completed, the trading price of LaSalle Partners common stock could decline. In addition, costs incurred in connection with the Transactions, currently estimated at $8.0 million, and the termination fee of $12 million, if payable, would negatively impact results from operations. See "The Purchase Agreements--Termination Fees and Expenses."

  OPERATING LOSSES REFLECTING NON-CASH CHARGES FOR ACQUISITION-RELATED COMPENSATION EXPENSE COULD AFFECT TRADING PRICE. LaSalle Partners expects to incur compensation expense associated with the issuance of shares totaling approximately $117.3 million and $93.4 million in the years ended December 31, 1999 and 2000, respectively, as a result of the accounting treatment applied to the Acquisition, assuming that the JLW Companies have the required net worth at Closing. See "The Transactions--Anticipated Impact on Operating Results, Liquidity and Capital Resources." Included in the total estimated compensation expense of $210.7 million is expense of $49.2 million, which will be subject to fluctuation based on quarterly changes in the price of LaSalle Partners common stock. Management anticipates that this compensation expense, $210.3 million of which represents a non-cash charge, will cause Jones Lang LaSalle to report operating losses for these periods.

                              THE SPECIAL MEETING

General; Time, Date and Place

  This Proxy Statement is being furnished to LaSalle Partners stockholders in connection with the solicitation of proxies by the LaSalle Partners board of directors for use at the Special Meeting to be held on Wednesday, March 10, 1999, in the Indiana Room on Lower Level 1 of the Amoco Building, 200 East Randolph Drive, Chicago, Illinois 60601, commencing at 4:00 p.m., local time, and at any adjournment or postponement thereof. This Proxy Statement and the accompanying form of proxy are first being mailed to LaSalle Partners stockholders on or about February 8, 1999.

Matters to be Considered at the Special Meeting

  At the Special Meeting, LaSalle Partners stockholders will consider and vote upon the following:

  . a proposal to approve the Share Issuance;

  . a proposal to approve the Charter Amendment to change the name of LaSalle
    Partners to "Jones Lang LaSalle Incorporated;"

  . a proposal to approve the Stock Plan Amendment to increase the number of shares issuable under the LaSalle Partners 1997 Stock Award and Incentive Plan to 4,160,000 from 2,215,000; and

  . such other business as may properly be brought before the Special Meeting or any adjournment or postponement of the Special Meeting.

  The proposals to approve the Share Issuance, the Charter Amendment and the Stock Plan Amendment may be viewed as substantially analogous to a proposal to approve the Transactions because approval by LaSalle Partners stockholders of such proposals is a condition to the obligation of each of LaSalle Partners and the JLW Companies to consummate the Transactions.

Record Date; Stockholders Entitled to Vote; Vote Required

  LaSalle Partners stockholders of record at the close of business on the Record Date, January 25, 1999, are entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof. On the Record Date, there were issued and outstanding 16,264,176 shares of LaSalle Partners common stock held by approximately 2,800 beneficial owners. Each holder of record of shares of LaSalle Partners common stock on the Record Date is entitled to one vote per share with respect to each matter to be voted on at the Special Meeting, which may be cast either in person or by properly executed proxy.

  Approval of the Share Issuance and the Stock Plan Amendment each requires the affirmative vote of the holders of a majority of the votes cast on such proposal, provided that the shares of LaSalle Partners common stock present at the Special Meeting constitute over 50% of all shares of LaSalle Partners common stock outstanding on the Record Date. Approval of the Share Issuance is required by the rules of the NYSE because shares of LaSalle Partners common stock are traded on the NYSE and the number of shares proposed to be issued in the Share Issuance exceeds 20% of the issued and outstanding shares of LaSalle Partners common stock. Approval of the Charter Amendment requires the affirmative vote of the holders of a majority of the shares of LaSalle Partners common stock outstanding on the Record Date.

  The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of LaSalle Partners common stock is necessary to constitute a quorum at the Special Meeting. Shares of LaSalle Partners common stock represented in person or by properly executed proxy will be counted for the purpose of determining whether a quorum is present at the Special Meeting. Shares which abstain from voting as to a particular matter will be treated as shares that are present and entitled to vote at the Special Meeting for purposes of determining whether a quorum exists, but will not be counted as votes cast on such matter. If a broker or nominee holding shares in "street name" indicates on a proxy that it does not have discretionary authority to vote as to a particular matter ("broker non-votes"), those shares will be treated as present and entitled to vote at the Special Meeting for purposes of determining whether a quorum exists, but will not be counted as votes cast on such matter. Accordingly, in determining whether the Share Issuance and the Stock Plan Amendment have received the requisite number of affirmative votes, abstentions and broker non-votes will have no effect on the voting on such proposals. In determining whether the Charter Amendment has received the requisite number of affirmative votes, abstentions and broker non-votes will have the same effect as a vote against the Charter Amendment.

  Pursuant to the Purchase Agreements, each person that was both a director and an employee of LaSalle Partners on October 21, 1998 (the date of the execution of the Purchase Agreements), has executed and delivered to the representatives of the JLW Companies an irrevocable proxy to vote all of the shares of LaSalle Partners common stock beneficially owned by such director in favor of the Share Issuance, the Charter Amendment and the Stock Plan Amendment. As a consequence, the affirmative vote of 21.5% of the votes cast on each proposal is assured. See "Security Ownership of Certain Beneficial Owners and Management of LaSalle Partners."

Proxies

  All shares of LaSalle Partners common stock which are entitled to vote and are represented at the Special Meeting by properly executed proxies received prior to or at the Special Meeting, and which have not been revoked, will be voted at the Special Meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated (other than in the case of broker non-votes) such proxies will be voted for approval of the Share Issuance, for approval of the Charter Amendment and for approval of the Stock Plan Amendment.

  If any other matters are properly presented for consideration at the Special Meeting (including, without limitation, for the purpose of soliciting additional proxies or allowing additional time for the satisfaction of conditions to the Transactions), the persons named in the enclosed proxy card and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of LaSalle Partners at the address on the enclosed white return envelope marked "Proxy," at or before the taking of the vote at the Special Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later-dated proxy relating to the same shares and delivering it to the address on the enclosed white return envelope marked "Proxy" before the taking of the vote at the Special Meeting or (iii) attending the Special Meeting and providing the Secretary of LaSalle Partners at such meeting a written notice stating that you are revoking your proxy, in which case you may vote in person. Notice of revocation or subsequent proxy should be sent to LaSalle Partners, 200 East Randolph Drive, Chicago, Illinois 60601, Attention: Secretary, or hand-delivered to the Secretary of LaSalle Partners, at or before the taking of the vote at the Special Meeting. Facsimiles will not be accepted.

  The costs of soliciting proxies will be paid by LaSalle Partners. LaSalle Partners has retained Morrow & Co., Inc. (the "Proxy Solicitor") to aid in the solicitation of proxies at a fee of $5,000 plus expenses. In addition to solicitation by use of the mails, proxies may be solicited by directors, officers and employees of LaSalle Partners and representatives of the Proxy Solicitor in person or by telephone, telegram or other means of communication. Such directors, officers and employees of LaSalle Partners will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Arrangements will also be made with custodians, nominees and fiduciaries for the forwarding of proxy solicitation materials to beneficial owners of shares held of record by such custodians, nominees and fiduciaries, and LaSalle Partners will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

                               THE TRANSACTIONS

Description of the Transactions

  General. The JLW Companies operate their businesses in four distinct geographical regions: Europe, Asia, Australasia and North America. However, there are independent ownership structures between and within the regions. JLW England owns the JLW Businesses operating in Europe (except for Scotland and the Republic of Ireland) and North America, JLW Scotland owns the JLW Businesses operating in Scotland and JLW Ireland owns the JLW Businesses operating in the Republic of Ireland. In Asia, there are two holding companies, JLW Pacific Limited ("JLW Pacific") and JLW Asia Holdings Limited ("JLW Holdings"), the shares of which are held in trust (the "Procon Trust") by Procon International Limited ("Procon"), as trustee for the benefit of senior executives of the JLW Companies operating in Asia. In Australasia, there are also two holding companies, JLW Australia Pty Limited ("JLW Australia") and Jones Lang Wootton Holdings Limited ("JLW (NZ) Holdings"), the shares of which are owned by JLW Holdings Pty Limited, a corporation owned by senior executives of the JLW Businesses in Australia, in the case of JLW Australia ("JLW Australia Parent"), and JLW (New Zealand) Holdings Pty Limited, a corporation owned by senior executives of the JLW Businesses in New Zealand ("JLW (NZ) Holdings Parent"), in the case of JLW (NZ) Holdings. In addition, the international hotels and services businesses of the JLW Companies are conducted through one holding company in Asia, Benbridge Singapore Pte Limited ("Benbridge Singapore"), which holds the shares of JLW Transact (Thailand) Co. Limited ("Transact Thailand"), JLW Transact Pte Limited ("Transact Singapore") and JLW Transact Limited ("Transact HK") (collectively, "JLW Asia Transact"), and through two holding companies in Australasia, Benbridge NZ Limited ("Benbridge (NZ)") and Benbridge Australia Pty Limited ("Benbridge (AUS)"), which hold the shares of JLW Transact Limited ("Transact NZ"), Jones Lang Wootton Transact Pty Ltd. ("Transact (NSW)"), Jones Lang Wootton Transact (Vic) Pty Ltd. ("Transact (Vic)") and Jones Lang Wootton Transact (Qld) Pty Limited ("Transact (Qld)") (collectively, "JLW Australasia Transact" and, together with JLW Asia Transact, "JLW Transact"). The shares of JLW Transact are held in trust for a group of senior executives thereof (the "Transact Beneficiaries").

  The following chart illustrates the existing ownership structure of JLW Companies by region:

    [CHART OF OWNERSHIP OF JLW COMPANIES PRIOR TO INTEGRATION APPEARS HERE]

(1) Trust is for the benefit of a group of the JLW England partners.
(2) JLW Holdings owns an interest in Transact Thailand through its 49% equity interest in JLW (Thailand) Ltd. (not shown), which owns 51% of the shares in Transact Thailand. Two Thai entities that are not part of the JLW Companies' ownership structure control the 51% of the equity of JLW (Thailand) Ltd. that is not owned by JLW Holdings and thereby own a 26.01% indirect interest in Transact Thailand.
(3) JLW Australia has a 35% interest in Benbridge (AUS).

  The transaction structure is principally the result of the ownership structure of the JLW Companies. While the JLW Businesses are operated on an international basis with oversight by the International Board, the JLW Companies are comprised of a series of partnerships and corporations which are owned on a regional basis by separate and distinct ownership groups, either directly or indirectly, through partnerships, corporations or trusts. As such, separate Purchase Agreements are required. In order to effect the Acquisition, the JLW Companies were required to undertake to effect the Integration prior to Closing. The purpose of the Integration is principally to convert JLW England, JLW Scotland and JLW Ireland into corporate form so that the ownership interests therein can be more easily acquired under applicable law. As part of the overall Integration, the JLW Companies will expand their ownership to include non-owner employees who have made significant contributions to the JLW Businesses. The Integration will also be implemented by the JLW Companies to reallocate ownership interests among the JLW Shareholders. The Acquisition was negotiated by the management of LaSalle Partners and representatives of the International Board and was predicated on LaSalle Partners acquiring all of the JLW Companies. The consideration to be paid for the JLW Companies was negotiated on an aggregate basis for the JLW Companies by representatives of the International Board. The allocation of the consideration among the owners of the various JLW Companies was determined by negotiations by and among the owners of the JLW Companies in each of the Regions.

  The Transactions will take place as follows:

  Europe/USA. In accordance with a plan of integration (the "Europe/USA Integration Plan") and certain related agreements:

  . two European executives of the JLW Companies who are not currently partners of JLW England, a group of former partners of JLW England and widows of former partners of JLW England have subscribed for shares in a recently formed corporation, Salta Limited ("NewCo 4"), and will at Integration exchange such shares for shares in Jones Lang Wootton ("NewCo 1");

  . the outstanding shares of common stock (the "JLW USA Shares") of Jones
    Lang Wootton USA Inc., the holding company for the United States operations of the JLW Businesses ("JLW USA"), and JLW Supply Company, the holding company for the continental European operations of the JLW Businesses ("JLW Supply"), will cease to be held as assets of JLW
    England:

      --JLW Nominees Limited, an English corporation which holds the JLW
        USA Shares in trust for a limited number of partners of JLW England, will distribute the JLW USA Shares to the partners of JLW England receiving shares in NewCo 1; and

      --the trustees for the beneficial owners of JLW Supply will transfer the outstanding shares of JLW Supply to the partners of JLW England, and two European executives of the JLW Companies who are not currently partners of JLW England will subscribe for shares in JLW Supply;

  . the trustees who are currently the legal owners of JLW Continuation Ltd.
    ("JLW Continuation"), an English corporation which is a partner of JLW England, will transfer the outstanding share capital of JLW Continuation to a group of Dutch partners of JLW England and Dutch senior executives of subsidiaries of JLW England;

  . the partners of JLW England will transfer all the remaining assets of JLW
    England (excluding some or all of the available cash) to NewCo 1 in exchange for the issue of the entire share capital of NewCo 1 to certain of such partners;

  . the partners of JLW Scotland will transfer all the assets of JLW Scotland
    (excluding some or all of the available cash) to a recently formed corporation, JLW (Scotland) Corporate ("NewCo 2"), in exchange for the entire issued share capital thereof; and

  . the partners of JLW Ireland will transfer substantially all the assets of JLW Ireland to a recently formed corporation, Slaneyglen Company ("NewCo 3"), in exchange for the entire issued share capital thereof.

  Shortly after the completion of the Europe/USA Integration Plan, and subject to the terms and conditions of the applicable Purchase Agreement, LaSalle Partners will acquire the shares of NewCo 1, NewCo2, NewCo3,

JLW USA, JLW Supply and JLW Continuation from the owners thereof. The Europe/USA Integration was devised by the JLW Companies to distribute ownership interests in the JLW Companies on an equitable basis among the current partners of JLW England, JLW Scotland and JLW Ireland and the key employees who are not existing partners thereof. The number of Consideration Shares issuable to each such employee in connection with the Acquisition was determined with reference to the equity interest that such person is to acquire through the Integration.

  NewCo 1, NewCo 2, NewCo 3, JLW USA, JLW Supply and JLW Continuation are collectively referred to herein as the "JLW Europe/USA Parent Companies." JLW England, JLW Scotland and JLW Ireland are collectively referred to herein as the "JLW Partnerships."

  Asia and Australasia. In accordance with a plan of integration (the "Asia/Australasia Integration Plan") and certain related agreements:

  . JLW Australia will transfer the minority shareholdings it has in various
    JLW Companies in Asia and Australasia to certain other JLW Companies in Asia and Australasia, respectively.

  Shortly after the completion of the Asia/Australasia Integration Plan, and subject to the terms and conditions of the applicable Purchase Agreements, LaSalle Partners will acquire:

  . the entire issued share capital of JLW Pacific and JLW Holdings from Procon;

  . 73.99% of the issued share capital of Transact Thailand, and the entire issued share capital of Transact Singapore and Transact HK from Benbridge Singapore;

  . the entire issued share capital of JLW Australia from JLW Australia
    Parent and the entire issued share capital of JLW (NZ) Holdings from JLW
    (NZ) Holdings Parent; and

  . the entire issued share capital of (a) Transact NZ from Benbridge (NZ) and (b) Transact (NSW), Transact (Vic) and Transact (Qld) from Benbridge
    (AUS).

  JLW Pacific, JLW Holdings, Transact Thailand, Transact Singapore and Transact HK are collectively referred to herein as the "JLW Asia Parent Companies." JLW Australia, JLW (NZ) Holdings, Transact (NZ), Transact (NSW), Transact (Vic) and Transact (Qld) are collectively referred to herein as the "JLW Australasia Parent Companies."

  The JLW Europe/USA Parent Companies, the JLW Asia Parent Companies and the JLW Australasia Parent Companies comprise the JLW Parent Companies. Procon and Benbridge Singapore are collectively referred to herein as the "JLW Asia Sellers." JLW Australia Parent, Benbridge (AUS), JLW (NZ) Holdings Parent and Benbridge (NZ) are collectively referred to herein as the "JLW Australasia Sellers." The JLW Partnerships, the JLW Asia Sellers and the JLW Australasia Sellers are collectively referred to herein as the "JLW Sellers."

  Diagram A below illustrates the ownership of the JLW Companies in Europe and North America immediately after the Integration. Diagram B below illustrates the ownership of the JLW Companies immediately after the Acquisition.

                                   Diagram A



             [CHART OF JLW COMPANIES IN EUROPE AND NORTH AMERICA
              IMMEDIATELY FOLLOWING THE INTEGRATION APPEARS HERE]

                                   Diagram B




[CHART OF OWNERSHIP OF JLW COMPANIES IMMEDIATELY AFTER THE CLOSING APPEARS HERE]

Consideration

  General. LaSalle Partners will deliver, or cause to be delivered, as set forth below, (i) up to 14,254,116 shares (including ESOT Shares) of LaSalle Partners common stock (subject to reduction pursuant to a post-closing net worth adjustment as set forth under the caption "The Purchase Agreements-- Consideration Adjustment"), (ii) an amount of cash equal to the value of 111,084 shares of LaSalle Partners common stock (determined by multiplying 111,084 by the Five-Day Average Closing Price) and (iii) $2.7 million in cash. Assuming the net worth requirements are met and that the average closing price of LaSalle Partners common stock as reported on the composite transaction tape of the NYSE for the five trading days immediately preceding and including the date of the commencement of the Integration (the "Five Day Average Closing Price") is equal to $31.50 (the closing price of LaSalle Partners common stock on January 29, 1999, a date just prior to the distribution of this Proxy Statement), approximately 12,481,792 Consideration Shares and $6.2 million in cash consideration would be issued or paid to or for the account of the JLW Shareholders in exchange for their interests in the JLW Companies and approximately 1,772,324 ESOT Shares would be issued to the ESOT. The 14,254,116 shares issuable in the Acquisition would represent approximately 47% of the shares of LaSalle Partners common stock issued and outstanding immediately following the Closing.

  Assuming the foregoing, the consideration will be paid as follows (in thousands except share data):

                             Shares of                                     Percentage of
                          LaSalle Partners Value of     Cash                   Total
                            Common Stock    Shares  Consideration  Value   Consideration
                          ---------------- -------- ------------- -------- -------------
NewCo 1, JLW Supply, JLW
 USA and JLW
 Continuation...........      6,451,022    $203,207    $2,053     $205,260      45.1%
NewCo 2.................        264,508       8,332        84        8,416       1.8
NewCo 3.................        508,009      16,002       162       16,164       3.6
JLW Asia Group..........      3,770,793     118,780     1,200      119,980      26.3
JLW Australasia Group...      1,487,460      46,856     2,700       49,556      10.9
                             ----------    --------    ------     --------     -----
   Total................     12,481,792    $393,177    $6,199     $399,376      87.7%
ESOT....................      1,772,324      55,828       --        55,828      12.3%
                             ----------    --------    ------     --------     -----
 Grand Total............     14,254,116    $449,005    $6,199     $455,204     100.0%
                             ==========    ========    ======     ========     =====

  Pursuant to the Purchase Agreements, 50% of the first 35,700 Consideration Shares and 20% of any additional Consideration Shares issuable to each JLW Shareholder will be Forfeiture Shares and will be placed in escrow and subject to forfeiture in the event of the cessation of employment of such JLW Shareholder or, if applicable, its Related JLW Owner under certain circumstances; provided, that the Forfeiture Shares allocated to the direct and indirect beneficial owners of the JLW Asia Parent Companies (the "JLW Asia Shareholders") will instead be deposited with the Indemnity Escrow Agent under the Escrow Agreement to secure certain specific indemnification obligations of the JLW Asia Shareholders pursuant to the Escrow Agreement. In addition, a portion of each JLW Shareholder's Consideration Shares and a portion of the ESOT Shares will be placed in escrow (i) to facilitate the post-closing net worth consideration adjustment (an aggregate of 1,241,683 Adjustment Shares) and (ii) to secure the JLW Shareholders' indemnification obligations under the Escrow Agreement (an aggregate of 750,000 Indemnification Shares). The remaining Consideration Shares (an aggregate of 6,611,102 Initial Distribution Shares) will be issued directly to the JLW Shareholders at Closing.

  Australasia. Pursuant to the applicable Purchase Agreement, each JLW Australasia Seller will sell to LaSalle Partners the shares of the JLW Australasia Parent Companies owned by such JLW Australasia Seller in exchange for a convertible note. Such convertible notes will be redeemable for an aggregate of 1,487,460 shares of LaSalle Partners common stock. The JLW Australasia Sellers have directed LaSalle Partners, in lieu of the issuance of a portion of such convertible notes to the JLW Australasia Sellers, to issue such portion of such convertible notes to the direct and indirect beneficial owners of the JLW Australasia Parent Companies (the "JLW Australasia Shareholders"), provided, that JLW Australia Parent will retain a convertible note in the principal amount of $1,986,113, which is redeemable for 80,247 shares of LaSalle Partners common stock. The convertible notes issued to the JLW Australasia Shareholders and JLW Australia Parent will be redeemed for LaSalle Partners common stock on the Closing Date. The convertible notes issued to the JLW Sellers and the JLW Australasia Shareholders are referred to herein as the "Convertible Notes."

  Employee Stock Ownership Trust. At the Closing, the ESOT Shares will be issued to or on behalf of the ESOT administered by representatives of the JLW Shareholders (the "Shareholders' Representatives"), of which 1,571,441 ESOT Shares will be directly deposited with the trustee for the ESOT (the "ESOT Trustee"), and 91,988 ESOT Indemnification Shares and 108,895 ESOT Adjustment Shares will be deposited in escrow as Indemnification Shares and Adjustment Shares, respectively, on behalf of the ESOT with the Indemnity Escrow Agent. Such ESOT Indemnification Shares and ESOT Adjustment Shares, if, when and to the extent released from the escrow will be delivered to the ESOT Trustee. The ESOT Shares will be placed in trust principally for issuance to key employees of the JLW Companies that are not equity owners in order to recognize such employees as major contributors to the JLW Businesses and to incentivize such employees to remain with Jones Lang LaSalle following the Closing. Subject to the terms of the ESOT, the ESOT Shares received by the ESOT Trustee will be allocated by the Shareholders' Representatives over a period immediately following the Closing and ending December 31, 2000 principally to employees of Jones Lang LaSalle. ESOT Shares will be allocated as follows: 915,542 shares at Closing, 246,415 shares on December 31, 1999 and 610,367 shares on December 31, 2000. A portion of these shares will be subject to vesting conditions, very similar to the forfeiture provisions which apply to a portion of the shares allocated to the JLW Shareholders. See "The Purchase Agreements-- Employee Trusts."

  Forfeiture Provisions. Pursuant to the Purchase Agreements, 50% of the first 35,700 Consideration Shares and 20% of any additional Consideration Shares allocated to each JLW Shareholder will be placed in escrow and will be subject to forfeiture in the event of cessation of employment as described below. The JLW Shareholders have executed a Sellers' Contribution and Coordination Agreement (the "SCCA") which, among other things, sets out the provisions governing the forfeiture of Forfeiture Shares if a JLW Shareholder or, if applicable, its Related JLW Owner ceases to be employed by Jones Lang LaSalle, as well as the mechanism by which forfeited Forfeiture Shares will be reallocated among the remaining JLW Shareholders. No Forfeiture Shares will be returned to Jones Lang LaSalle if forfeited pursuant to the SCCA. The forfeiture provisions are intended to penalize persons deemed "Bad Leavers," as described below, who leave the employ of Jones Lang LaSalle prior to December 31, 2000, and reward JLW Shareholders and Related JLW Owners who remain. Forfeited shares will be redistributed to JLW Shareholders, or, if applicable, Related JLW Owners, other than such persons which are deemed "Bad Leavers," when the forfeiture provisions lapse, on a pro rata basis (on the basis of the number of Forfeiture Shares originally issuable to such remaining shareholders).

  As soon as practicable, in cases of death and disability giving rise to cessation of employment, or in December 2000 in all other cases, the Shareholders' Representatives will determine whether any JLW Shareholder or Related JLW Owner who has ceased to be employed by Jones Lang LaSalle has left on terms causing such person to be deemed a "Bad Leaver" under the SCCA. A "Bad Leaver" is defined under the SCCA to include someone who has breached his or her contract of employment with Jones Lang LaSalle or joined a competitor of Jones Lang LaSalle, or whose departure is not in the best interests of Jones Lang LaSalle. The forfeiture provisions in the SCCA will cease to apply upon the earliest of (i) December 31, 2000, (ii) the day on which a tender offer for Jones Lang LaSalle is recommended by the Jones Lang LaSalle board of directors, or (iii) the dissolution of Jones Lang LaSalle.

Background of the Transactions

  LaSalle Partners' business strategy has been devised to address three emerging related trends in the commercial real estate services industry, (i) the globalization of real estate capital sources and investment opportunities and the international expansion of many of LaSalle Partners' existing and potential clients, (ii) the consolidation among service providers, particularly among property management service providers, driven by economies of scale and the increasing desire of clients to use a smaller number of providers capable of providing service over multiple geographic areas and
(iii) the outsourcing of professional real estate services to firms that can provide integrated services across many geographic markets. Over the past five years, LaSalle Partners management has evaluated whether organic growth or growth through acquisitions or a combination was the most effective means to address these trends. While LaSalle Partners has historically relied principally upon organic growth and will continue to expand its operations internally, LaSalle Partners management has concluded that, given the time, costs and risks associated with developing a high quality global service delivery capability and the objective of participating in the industry consolidation, management should attempt to identify established global and domestic service providers with similar reputations for quality and performance as potential acquisition candidates. Accordingly, LaSalle Partners has from time to time considered numerous transactions, including a business combination with the JLW Companies. This strategy led to the acquisition of the Galbreath Company in 1997 and the acquisition of the Compass Businesses in 1998. Early discussions with management of the JLW Companies led to representatives of LaSalle Partners making a presentation to the significant equity holders of the JLW Companies in February 1997 in Zurich, Switzerland.

  In early December 1997, certain members of the management of LaSalle Partners and the JLW Companies had discussions regarding, among other things, the financial terms and structure of a potential business combination between LaSalle Partners and the JLW Companies. During these discussions, management of the JLW Companies indicated that representatives of the Regions had reached agreement on the relative value of each Region and expressed their interest in pursuing a joint transaction with LaSalle Partners. In order to further discussions, summary financial information was provided to LaSalle Partners. After management review of the financial information, Mr. Stuart Scott, the Chairman and Chief Executive Officer of LaSalle Partners, informed Mr. Christopher Peacock, the Chief Executive of the International Board, that based on the summary information, LaSalle Partners was prepared to discuss a stock transaction representing up to fifty percent of LaSalle Partners' outstanding common stock on a post-transaction basis.

  At a meeting of the LaSalle Partners board of directors held on December 11, 1997, Mr. Scott, described LaSalle Partners' need for and management's potential approaches to international expansion, including through a process of internal expansion, a combination with a large real estate services provider capable of giving LaSalle Partners an immediate global service capability and an intermediate approach in which LaSalle Partners would make a series of acquisitions of companies that had substantial operations in key regional centers. Mr. Scott then discussed related developments, including the termination of discussions with a major international acquisition candidate and recent discussions with management of the JLW Companies. A representative of William Blair & Company ("William Blair"), which routinely provides financial advice to LaSalle Partners regarding potential acquisitions, attended the meeting and presented certain preliminary financial and other information to the LaSalle Partners board of directors regarding a potential business combination with the JLW Companies.

  By late December 1997, the economic climate in Asia had deteriorated dramatically, leading to a break in discussions while management of the JLW Companies assessed the potential impact on the operations of the JLW Companies.

  On January 29, 1998, the LaSalle Partners board of directors met with Mr. Michael Smith, Chairman of the International Board and Mr. Peacock. During such meeting, Messrs. Smith and Peacock and the LaSalle Partners board of directors discussed, among other things, the merits of a business combination between LaSalle Partners and the JLW Companies. At a meeting of the LaSalle Partners board of directors held on January 30, 1998, Mr. Peacock made a presentation regarding the JLW Companies which included a discussion of organizational structure and business objectives and a discussion of the economic situation in Asia. At this meeting, there was an extended discussion among Mr. Peacock, Mr. Smith and the LaSalle Partners board of directors regarding certain issues related to the consummation of a potential business combination between LaSalle Partners and the JLW Companies, including issues surrounding the management of a global business. Following the discussions with Mr. Peacock and Mr. Smith, the LaSalle Partners board of directors discussed a number of issues relating to a potential combination with the JLW Companies, including integration issues, cultural compatibility, the views of management and corporate governance issues.

  In late March, representatives of the JLW Companies provided information relating to the Asian economic situation and met with representatives of LaSalle Partners to review such information. In early April, Mr. Scott and Mr. William Sullivan, the Chief Financial Officer of LaSalle Partners, met with Messrs. Smith and Peacock and other members of the International Board after which the parties agreed to restructure the potential transaction to include an earn out component based on the operating results of the JLW Companies on a combined basis.

  During May 1998, LaSalle Partners and the JLW Companies commenced their formal due diligence investigations of the JLW Companies and LaSalle Partners, respectively. At a meeting of the LaSalle Partners board of directors held on May 21, 1998, Mr. Sullivan and Mr. Robert Spoerri, the Chief Operating Officer of LaSalle Partners, made presentations relating to a potential business combination with the JLW Companies, including the business rationale for the Acquisition and financial information relating to the JLW Companies, and described the discussions that had taken place in March and April. The LaSalle Partners board of directors discussed, among other things, valuation approaches for the JLW Companies, the potential composition of the post-combination board of directors and the operation of LaSalle Partners following a transaction, including the roles to be assumed by certain members of executive management and the location of the headquarters. In May 1998, LaSalle Partners retained Morgan Stanley to advise LaSalle Partners. On June 4, 1998, LaSalle Partners and certain of the JLW Companies executed a confidentiality agreement containing a three-year standstill provision and a 60-day mutual exclusivity provision. On June 17, 1998, LaSalle Partners issued a press release confirming that LaSalle Partners and the JLW Companies were engaged in preliminary discussions regarding a potential business combination.

  At a meeting of the LaSalle Partners board of directors held on July 9, 1998, Mr. Sullivan briefed the LaSalle Partners board of directors on the status of the negotiations and the changes in structure which included the elimination of the earn out component. Management also described the potential need to restructure the acquisition of the equity interests of the JLW England partners to include a significant cash component. At the meeting, representatives of Morgan Stanley and William Blair responded to board members' questions with respect to the status of negotiations. At a meeting of the LaSalle Partners board of directors held on July 27, 1998, Messrs. Scott and Sullivan updated the board on the status of the negotiations and due diligence with the JLW Companies and the then proposed terms of the Transactions. At the meeting, a representative of Skadden, Arps, Slate, Meagher & Flom (Illinois), LaSalle Partners' legal counsel, advised the board of directors of their fiduciary duties and obligations in connection with their consideration of the Transactions. At the meeting, members of management also provided business and financial information regarding the JLW Companies, including potential synergies between the businesses, and described changes in the structure of the proposed business combination from the structure last presented to the board. On July 27, the Audit Committee of the LaSalle Partners board of directors also met with LaSalle Partners' independent public accountants and discussed various audit and financial reporting matters relating to the proposed combination. At a meeting of the LaSalle Partners board of directors held on August 20, 1998, Mr. Sullivan and other members of the management of LaSalle Partners again briefed the board regarding the status of the transaction with the JLW Companies.

  On September 3, 1998, the LaSalle Partners board of directors met to discuss the status of the Transactions. At the meeting, representatives of William Blair provided the board of directors with a presentation which detailed the rationale for the combination, described the key financial terms of the Transactions as of the date of the meeting and presented a preliminary valuation analysis of the JLW Companies. Mr. Sullivan then explained the anticipated accounting treatment for the Transactions. Following extensive discussion with the board, Mr. Sullivan and Mr. Spoerri provided an overview of LaSalle Partners' business and operational due diligence findings. At the meeting, LaSalle Partners' accounting, tax, legal and financial advisors also informed the LaSalle Partners board of directors of the results of their respective due diligence investigations of the JLW Companies. At the conclusion of these presentations, the board of directors, following extensive discussion, authorized management to continue negotiations with the JLW Companies.

  During the period from June 1998 through October 21, 1998, LaSalle Partners and representatives of the owners of the JLW Companies, and their respective financial advisors, legal counsel and accountants, met on numerous occasions to negotiate the terms and structure of the Transactions, including the Integration, and the terms of the related agreements, including the amount and type of consideration, the terms of the Purchase Agreements and the related agreements, the purchase price adjustment, and the terms of the ESOT, including applicable forfeiture terms and vesting conditions, and corporate governance.

  On October 12, the LaSalle Partners board of directors met to continue its review of the Transactions. Mr. Scott, Mr. Sullivan and members of LaSalle Partners management explained changes to the structure of the transaction since the September 3 meeting and presented certain financial information regarding Jones Lang LaSalle following the Transactions. Representatives of Morgan Stanley and William Blair then presented a detailed analysis of the financial terms of the proposed Transactions and Morgan Stanley presented an opinion, as of the date of the meeting, as to the fairness to LaSalle Partners, from a financial point of view, of the aggregate consideration to be paid in the Transactions. A representative of Skadden, Arps, Slate, Meagher & Flom (Illinois) provided a detailed description of the material terms of the Purchase Agreements, the Stockholder Agreements, the Escrow Agreement and related transaction agreements as well as the remaining open issues. Following the presentations and discussions among the LaSalle Partners board of directors and LaSalle Partners' legal and financial advisors, the board authorized management to complete negotiations with the JLW Companies, subject to final board approval.

  At the meeting of the LaSalle Partners board of directors held on October 21, 1998, management of LaSalle Partners presented the final terms of the Transactions and a representative of Skadden, Arps, Slate, Meagher & Flom (Illinois) described the material changes to the Purchase Agreements, Stockholder Agreements, Escrow Agreement and related transaction agreements since the October 12 meeting; Morgan Stanley and William Blair updated their financial analysis from the October 12 meeting; and Morgan Stanley brought down its opinion to the LaSalle Partners board of directors, which opinion was subsequently confirmed in writing (the "Morgan Stanley Opinion"), that, as of October 21, 1998, and subject to the factors and assumptions set forth therein, the aggregate consideration to be paid in connection with the Acquisition was fair to LaSalle Partners from a financial point of view. Following a discussion of the Acquisition and the presentations made, the LaSalle Partners board of directors unanimously approved the Acquisition, including the Share Issuance, the Charter Amendment and the Stock Plan Amendment, and unanimously recommended that the holders of LaSalle Partners common stock vote to approve the Share Issuance, the Charter Amendment and the Stock Plan Amendment.

Reasons for the Transactions; Recommendation of the LaSalle Partners Board of Directors

  The LaSalle Partners board of directors has unanimously approved the Share Issuance, the Charter Amendment and the Stock Plan Amendment and recommends a vote FOR approval of each such proposal. Pursuant to the Purchase Agreements, each person that was both a director and an employee of LaSalle Partners on October 21, 1998 (the date of the execution of the Purchase Agreements), has executed and delivered to the representatives of the JLW Companies an irrevocable proxy to vote all of the shares of LaSalle Partners common stock beneficially owned by such director in favor of the Share Issuance, the Charter Amendment and the Stock Plan Amendment. As a consequence, the affirmative vote of 21.5% of the votes cast on each proposal is assured. See "Security Ownership of Certain Beneficial Owners and Management of LaSalle Partners."

  The LaSalle Partners board of directors believes that the terms of the Acquisition are fair to and in the best interests of LaSalle Partners and its stockholders. The LaSalle Partners board of directors believes that the Acquisition represents a unique strategic opportunity for LaSalle Partners to combine its businesses with similar businesses having a complementary geographical presence, and believes that Jones Lang LaSalle will be well positioned to meet the increasingly global needs of clients. The board of directors believes that Jones Lang LaSalle will have greater financial strength, operational efficiencies, earning power and growth potential than LaSalle Partners would have on its own. The board of directors has identified a number of potential benefits of the Acquisition which it believes will contribute to the success of Jones Lang LaSalle, including the following:

  . Synergies of Jones Lang LaSalle. The LaSalle Partners board of directors considered the opportunities presented by the combination of two profitable and well regarded institutions. The LaSalle Partners board of directors believes that the Acquisition will result in significant opportunities for revenue growth and cost savings by strengthening LaSalle Partners' product and service offerings and LaSalle Partners' geographic market coverage, thereby enhancing Jones Lang LaSalle's ability to attract and retain clients and compete in the global real estate services market. Synergistic cost savings associated with combining offices, reducing infrastructure functions common to the JLW Companies and LaSalle Partners such as accounting, human resources and information technology and taking advantage of the buying power of the combined company are also expected.

  . Broadening International Presence. The Acquisition positions Jones Lang
    LaSalle to take advantage of the trend toward globalization of real estate services and investment opportunities, with Jones Lang LaSalle having a greater opportunity than LaSalle Partners individually to service multinational clients, access capital, make investments and market its investment management services worldwide.

  . Similar Competitive Advantages. The LaSalle Partners board of directors believes that LaSalle Partners and the JLW Companies have similar competitive advantages which have established them as among the leading real estate services and investment management firms in their respective markets. These advantages include (i) a client-driven focus which has enabled LaSalle Partners and the JLW Companies to develop long-term relationships with owners and users of real estate, (ii) a significant level of employee ownership, (iii) a wide range of high quality, complementary services, (iv) geographic reach, (v) name recognition and
    (vi) a reputation for quality services.

  . Geographic Diversification. As a result of the Acquisition, LaSalle
    Partners will be more geographically diverse and less dependent on and subject to the United States economy and real estate markets.

  . Employees. A strong management team for the combined company coupled with significant employee ownership should enable Jones Lang LaSalle to successfully integrate the JLW Companies and execute their combined business strategy.

  The LaSalle Partners board of directors weighed these advantages and opportunities against the following risks associated with the Acquisition:

  . Accounting Treatment. As a result of the anticipated accounting treatment to be applied to the Acquisition, the acquisition-related compensation expense, although a non-cash charge, will cause Jones Lang LaSalle to report losses for 1999 and 2000, which could negatively affect the trading price of LaSalle Partners common stock.

  . Integration of Business Operations. Integration of business operations of LaSalle Partners and the JLW Companies, in addition to requiring the expenditure of significant management time and considerable expense, involves the risk of loss of key personnel. Failure to integrate the two businesses successfully could prevent the synergies and benefits sought in the Acquisition from being fully achieved.

  . Increased International Operations. Jones Lang LaSalle will have significantly greater international exposure than LaSalle Partners prior to the Acquisition, giving rise to a variety of risks associated with international operations not currently faced by LaSalle Partners, including the possibility of losses from currency fluctuations.

  . Impact of Stockholder Agreements and Bylaw Amendments. The Stockholder
    Agreements, the DEL Stockholder Agreements and the Amended Bylaws include provisions that may delay, defer or prevent a change of control of Jones Lang LaSalle.

  . Possible Failure to Consummate the Transactions. If the Transactions are not completed, the trading price of LaSalle Partners common stock could decline and costs incurred in connection with the Transactions would negatively impact results from operations.

For a more complete description of each of the risk factors associated with the Transactions, see "Risk Factors."

  In reaching its decision to approve the Transactions, the LaSalle Partners board of directors also considered a number of additional factors, including the following:

  . the current economic, financial and business environment generally and the present and anticipated environment in the real estate service, asset management and advisory business in particular, including the strategic options available to LaSalle Partners and the effects on LaSalle Partners of potential further consolidation within the industry;

  . the judgment, advice and analysis of LaSalle Partners' management with respect to the strategic, financial and operational benefits of the Acquisition, based in part on the business, financial, accounting and legal due diligence investigations performed with respect to the JLW Companies, as well as the board's own knowledge of LaSalle Partners, the JLW Companies and their respective businesses;

  . the number of shares of LaSalle Partners common stock to be issued to JLW
    Shareholders and the ESOT in the Acquisition and the percentage ownership of Jones Lang LaSalle represented thereby;

  . the forfeiture provisions and vesting requirements applicable to certain of the shares to be issued in the Acquisition which reduce the risk that Jones Lang LaSalle will lose key employees during the two year period following the Closing and thereby promote the sucessful integration of LaSalle Partners and the JLW Companies;

  . the extent to which the provisions of the Stockholder Agreements limit the JLW Shareholders' ability to act as a group to exercise control of Jones Lang LaSalle;

  . the financial condition, results of operations, businesses and prospects of LaSalle Partners and the JLW Companies, including, but not limited to, information with respect to LaSalle Partners' recent and historical stock prices and LaSalle Partners' and the JLW Companies' respective earnings performance;

  . the financial analyses presented by Morgan Stanley and William Blair and the opinion of Morgan Stanley that, as of October 21, 1998, and based upon and subject to the assumptions made, matters considered and limitations on the review undertaken, in each case as set forth in the opinion of Morgan Stanley, the consideration to be paid by LaSalle Partners pursuant to the Purchase Agreements in the aggregate was fair from a financial point of view to LaSalle Partners.

  . the express terms and conditions of the Purchase Agreements, the Stockholder Agreements, the DEL Stockholder Agreements, the Escrow Agreement and the various other agreements and documents to be entered into in connection with the Acquisition, which were viewed by the LaSalle Partners board of directors as providing an equitable basis for the Acquisition from the standpoint of LaSalle Partners;

  . the proposed corporate governance arrangements with respect to the board of directors and management of Jones Lang LaSalle following the Acquisition (see "--Directors and Executive Officers Following the Acquisition");

  . the likelihood of the Transactions being approved by the appropriate regulatory authorities (see "--Regulatory Approvals"); and

  . the $12 million termination fee potentially payable by LaSalle Partners to the JLW Companies in the event of termination of the Purchase Agreements under certain circumstances.

  The foregoing discussion of the information and factors considered by the LaSalle Partners' board of directors is not intended to be exhaustive but is believed to include all material factors considered. In view of the variety of factors considered, the LaSalle Partners board did not consider it practical to and did not quantify or otherwise assign relative weights to the factors it considered in reaching its determination and different directors may have attached different importance to different factors. On balance, however, after weighing the benefits, risks and other factors described above, the LaSalle Partners board of directors concluded that the Acquisition was fair to and in the best interests of LaSalle Partners stockholders.

Opinion of LaSalle Partners' Financial Advisor

  In May 1998, LaSalle Partners retained Morgan Stanley to act as its financial advisor in connection with the potential combination with the JLW Companies. At the October 12 and 21, 1998 meetings of the LaSalle Partners board of directors, Morgan Stanley rendered to the board an oral opinion that, as of such dates and based upon and subject to the various considerations set forth in its opinion, the consideration to be paid by LaSalle Partners pursuant to the Purchase Agreements in the aggregate was fair from a financial point of view to LaSalle Partners. Morgan Stanley subsequently confirmed its oral opinion by delivery to LaSalle Partners of its written opinion dated as of October 21, 1998. It is not contemplated that Morgan Stanley will update or amend its fairness opinion. However, in the event of a material amendment to the Purchase Agreements, such an update or amendment may be sought. Such a decision would be made in connection with such amendment.

  THE FULL TEXT OF THE WRITTEN OPINION OF MORGAN STANLEY DATED OCTOBER 21, 1998 WHICH SETS FORTH, AMONG OTHER THINGS, ASSUMPTIONS MADE, PROCEDURES FOLLOWED, MATTERS CONSIDERED, AND LIMITATIONS ON THE SCOPE OF REVIEW BY MORGAN STANLEY IN RENDERING ITS OPINION, IS ATTACHED AS ANNEX A TO THIS PROXY STATEMENT. MORGAN STANLEY'S OPINION IS DIRECTED TO THE LASALLE PARTNERS BOARD OF DIRECTORS AND THE FAIRNESS OF THE CONSIDERATION PAID BY LASALLE PARTNERS PURSUANT TO THE PURCHASE AGREEMENTS IN THE AGGREGATE FROM A FINANCIAL POINT OF VIEW AND IT DOES NOT ADDRESS ANY OTHER ASPECT OF THE TRANSACTIONS NOR DOES IT CONSTITUTE A RECOMMENDATION AS TO HOW LASALLE PARTNERS STOCKHOLDERS SHOULD VOTE AT THE SPECIAL MEETING. THE SUMMARY OF THE OPINION OF MORGAN STANLEY SET FORTH IN THIS PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION. LASALLE PARTNERS STOCKHOLDERS ARE URGED TO, AND SHOULD, READ MORGAN STANLEY'S OPINION CAREFULLY AND IN ITS ENTIRETY.

  In rendering its opinion, Morgan Stanley, among other things: (i) reviewed certain publicly available financial statements and other information of LaSalle Partners; (ii) reviewed certain internal financial statements and other financial and operating data concerning the JLW Companies prepared by the management of the JLW Companies; (iii) analyzed certain financial projections prepared by the management of LaSalle Partners and the JLW Companies; (iv) discussed the past and current operations and financial condition and the prospects of the JLW Companies with senior executives of the JLW Companies; (v) analyzed certain internal financial statements and other financial operating data concerning LaSalle Partners prepared by the management of LaSalle Partners; (vi) discussed the past and current operations and financial condition and the prospects of LaSalle Partners with senior executives of LaSalle Partners, and analyzed the pro forma impact of the Acquisition on LaSalle Partners' earnings per share, consolidated capitalization and financial ratios; (vii) compared the financial performance of LaSalle Partners and the prices and trading activity of its common stock with that of certain other comparable publicly traded companies and their securities; (viii) reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions; (ix) participated in discussions among representatives of LaSalle Partners and its financial and legal advisors; (x) reviewed the Purchase Agreements and certain related documents; and (xi) performed such other analyses and considered such other factors as Morgan Stanley deemed appropriate. LaSalle Partners did not impose any restrictions or limitations upon Morgan Stanley with respect to the investigations made or the procedures followed by Morgan Stanley in rendering its opinion.

  In rendering its October 21, 1998 opinion, Morgan Stanley assumed and relied upon without independent verification the accuracy and completeness of the information reviewed by Morgan Stanley for the purposes of its opinion. With respect to the financial projections, Morgan Stanley assumed that they were reasonably prepared on bases reflecting the best currently available estimates and judgments of the future financial performances of LaSalle Partners and the JLW Companies (including LaSalle Partners' estimate of transaction costs associated with the Transactions and potential cost savings through the combined operations). Morgan Stanley did not make any independent valuation or appraisal of the assets or liabilities of LaSalle Partners or the JLW Companies, nor was Morgan Stanley furnished with any such appraisals. In addition, Morgan Stanley assumed the Acquisition will be consummated in accordance with the terms set forth in the Purchase Agreements. Morgan Stanley's opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to it as of, October 21, 1998.

  The following is a brief summary of certain analyses performed by Morgan Stanley in connection with the rendering of its October 21, 1998 opinion.

  LaSalle Partners Common Stock Performance. Morgan Stanley's analysis of performance of LaSalle Partners common stock consisted of a historical analysis of closing prices and trading volumes from July 17, 1997 to October 19, 1998. During this period, based on closing prices on the NYSE, the price of LaSalle Partners common stock achieved a high of $48.00 per share and a low of $21.94 per share. LaSalle Partners common stock closed at a price of $28.50 per share on October 19, 1998.

  Comparable Company Analysis. Comparable company analysis examines a company's trading performance relative to a group of publicly traded peers. Morgan Stanley performed a comparable public company trading analysis pursuant to which it compared certain publicly available financial and operating data projections of future financial performance and market statistics (based upon closing stock prices on October 19, 1998) of LaSalle Partners, CB Richard Ellis Services, Insignia Financial Group (before the spin-off of Insignia/ESG Holdings) and Trammell Crow (collectively, the "Selected Comparable Companies"). Historical financial information used in connection with the ratios provided below with respect to the Selected Comparable Companies was as of the date of the most recent financial statements publicly available for each company. Morgan Stanley compared (i) the closing stock prices as a multiple of estimated 1998 and 1999 earnings per share ("EPS") and (ii) the aggregate value (consisting of market capitalization plus total debt, preferred stock and minority interest less cash and marketable securities) as a multiple of estimated 1998 and 1999 earnings before interest, taxes, depreciation and amortization ("EBITDA") (provided by analyst research, Morgan Stanley research and management of LaSalle Partners). EPS estimates for the Selected Comparable Companies were median estimates provided by Institutional Brokers Estimates System ("IBES"), except with respect to LaSalle Partners, which was pro forma for the Compass Acquisition.

  For the Selected Comparable Companies, such analysis indicated: (i) median price to estimated 1998 EPS multiple of 15.9x, (ii) median price to estimated 1999 EPS multiple of 13.9x, (iii) median aggregate value to estimated 1998 EBITDA multiple of 8.1x and (iv) median aggregate value to estimated 1999 EBITDA multiple of 7.4x. Using the financial information and projections provided by management of the JLW Companies and LaSalle Partners, Morgan Stanley derived an implied equity value range of the JLW Companies upon application of the financial multiples from the Selected Comparable Companies. This analysis indicated that the implied equity value of the JLW Companies ranged from $390 million to $525 million.

  No company utilized as a comparison in the comparable companies analysis is identical to the JLW Companies. In evaluating the Selected Comparable Companies, Morgan Stanley made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the JLW Companies, such as the impact of competition on the JLW Companies and the industry generally, industry growth and the absence of any adverse material change in the financial condition and prospects of the JLW Companies or the industry or in the financial markets in general.

  Comparable Transaction Analysis. Using publicly available information, Morgan Stanley performed an analysis of selected transactions (collectively, the "JLW Companies Comparable Transactions") from 1994 to 1998 and for each transaction calculated the aggregate value as a multiple of last twelve months' revenues and EBITDA. Such analysis indicated that the median aggregate value as a multiple of last twelve months' revenues and EBITDA, respectively, was (i) 1.2x and (ii) 9.1x. Using the financial information provided by management of LaSalle Partners and the JLW Companies and an aggregate value as a multiple of the last twelve months' revenues and EBITDA, respectively, ranging from (i) 1.0x to 1.4x and (ii) 8.0x to 10.0x, Morgan Stanley derived an implied equity value of the JLW Companies upon application of the financial multiples from the JLW

Companies Comparable Transactions. This analysis indicated that the implied equity value of the JLW Companies ranged from $440 million to $550 million.

  No transaction utilized as a comparison in the comparable transaction analysis is identical to the Acquisition. In evaluating the precedent transactions, Morgan Stanley made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the JLW Companies, such as the impact of competition on the JLW Companies and the industry generally, industry growth and the absence of any material adverse change in the financial condition and prospects of the JLW Companies or the industry or in the financial markets in general. Mathematical analysis (such as determining the average or median) is not in itself a meaningful method of using comparable transaction data.

  Discounted Cash Flow Analysis. Morgan Stanley conducted a discounted cash flow analysis of the JLW Companies for the fiscal years ended 1998 through 2007 to estimate the present value of the stand-alone unlevered free cash flows that the JLW Companies are expected to generate if the JLW Companies perform in accordance with scenarios based upon certain financial forecasts. The discounted cash flow analysis for the JLW Companies was based upon certain discussions with management of the JLW Companies as well as upon certain financial projections prepared by management of the JLW Companies. Unlevered free cash flows of the JLW Companies were calculated as net income plus depreciation and amortization plus deferred tax plus minority interest plus other noncash expenses plus after-tax net interest expense less investment in working capital less capital expenditures less other noncash income. Morgan Stanley calculated terminal values for the JLW Companies by applying a range of EBITDA multiples of 6.0x to 8.0x. The unlevered free cash flow streams and terminal values were then discounted to the present using a range of discount rates from 12.0% to 14.0%. The discount rate ranges were selected based upon weighted average cost of capital analysis of the Selected Comparable Companies with adjustments made to the JLW Companies' specific risk. This analysis, which did not consider any benefits derived from combining LaSalle Partners and the JLW Companies, indicated that the implied equity value of the JLW Companies ranged from $490 million to $640 million.

  Summary Contribution Analysis. Morgan Stanley analyzed and compared the respective and projected contribution of revenues, EBITDA and net income for the JLW Companies and LaSalle Partners in 1998 and 1999. The analysis indicated that LaSalle Partners would contribute 45.2% and 44.4%, in 1998 and 1999, respectively, to combined revenue, 60.5% and 56.4% in 1998 and 1999, respectively, to combined EBITDA and 54.5% and 48.8% in 1998 and 1999, respectively, to combined net income.

  The preparation of a fairness opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, Morgan Stanley considered the results of all of its analyses as a whole and did not attribute any particular weight to any particular analysis or factor considered by it. Furthermore, selecting any portions of Morgan Stanley's analyses, without consideration of all analyses, would create an incomplete view of the process underlying its opinion. In addition, Morgan Stanley may have deemed various assumptions more or less probable than other assumptions, so that the range of valuations resulting for any particular analysis described above should not be taken to be Morgan Stanley's view of the actual value of the JLW Companies. Morgan Stanley did not consider the results of any such analysis to be inconsistent with its fairness opinion.

  In performing its analyses, Morgan Stanley made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of LaSalle Partners or the JLW Companies. The analyses performed by Morgan Stanley are not necessarily indicative of actual values, which may be significantly more or less favorable than suggested by such analyses. Such analyses were prepared solely as part of Morgan Stanley's analysis of the fairness of the consideration paid by LaSalle Partners pursuant to the Purchase Agreements in the aggregate from a financial point of view to LaSalle Partners. The analyses were provided to the LaSalle Partners board of directors in connection with the delivery of the Morgan Stanley oral opinion. The analyses do not purport to be appraisals or to reflect the prices at which the JLW Companies might actually be sold. In addition, as described above, the Morgan Stanley opinion and presentation to the LaSalle Partners board of directors were among the many factors taken into consideration by the LaSalle Partners board of directors in making its determination to approve the Acquisition. The consideration paid by LaSalle Partners pursuant to the Purchase Agreements in the aggregate was determined through negotiations between LaSalle Partners and representatives of the International Board of the JLW Companies and was approved by the LaSalle Partners board of directors.

  LaSalle Partners retained Morgan Stanley based upon its experience and expertise. Morgan Stanley is an internationally recognized investment banking and financial advisory firm. Morgan Stanley, as part of its investment banking business, is continuously engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwriting, competitive bidding, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. Morgan Stanley is a full-service provider of securities trading and brokerage activities, as well as investment banking and financial advisory services. In the ordinary course of its trading and brokerage activities, Morgan Stanley or its affiliates may at any time hold long or short positions, and may trade or otherwise effect transactions, for its own account or the account of customers, in securities of LaSalle Partners. In the past, Morgan Stanley and its affiliates have provided financial advisory services to LaSalle Partners and have received customary fees for the rendering of these services.

  Pursuant to a letter agreement dated as of May 27, 1998, LaSalle Partners has agreed to pay Morgan Stanley a fee, conditional upon consummation of the Acquisition, of $1,500,000. LaSalle Partners has agreed to reimburse Morgan Stanley for its expenses, including reasonable fees and expenses of its counsel, and to indemnify Morgan Stanley for liabilities and expenses arising out of the engagement of Morgan Stanley and certain matters in connection therewith, including liabilities under federal securities laws.

Interests of Certain Persons in the Acquisition

  In considering the recommendation of the LaSalle Partners board of directors regarding approval of the Share Issuance, the Charter Amendment and the Stock Plan Amendment, LaSalle Partners stockholders should be aware of interests which certain officers and directors of LaSalle Partners have in the Acquisition which may be different from the interests of LaSalle Partners stockholders generally. Certain members of the LaSalle Partners board of directors will be members of the Jones Lang LaSalle board of directors and certain executive officers of LaSalle Partners will continue as executive officers of Jones Lang LaSalle following the Closing. See "--Directors and Executive Officers Following the Acquisition."

Directors and Executive Officers Following the Acquisition

  Directors. During the Transition Period, the Jones Lang LaSalle board of directors will be composed of 14 directors. As of the Closing, seven of such directors will be LaSalle Partners Directors and seven of such directors will be JLW Directors, provided, that at least three of the LaSalle Partners Directors and three of the JLW Directors must be independent directors. The initial LaSalle Partners Directors will be Messrs. Stuart L. Scott, Robert C. Spoerri, M.G. Rose, Daniel W. Cummings, Darryl Hartley-Leonard, Thomas C. Theobald and John R. Walter, each of whom is an existing director of LaSalle Partners. The initial JLW Directors will be Messrs. Christopher A. Peacock, Michael J. Smith, Peter H. T. Lee, Clive J. Pickford, Henri-Claude de Bettignies, Derek A. Higgs and David K.P. Li. The current members of the LaSalle Partners board of directors not designated to continue to serve on the Jones Lang LaSalle Board have agreed to resign, effective upon the Closing. See "The Purchase Agreements--Directors and Executive Officers of Jones Lang LaSalle."

  The directors appointed to serve on the Jones Lang LaSalle board of directors currently hold the following positions with LaSalle Partners or the JLW Companies:

Name                      Age                         Position
----                      ---                         --------
Stuart L. Scott.........   60 Chairman of the Board of Directors,
                              Chief Executive Officer and Director of LaSalle Partners
Robert C. Spoerri.......   50 President, Chief Operating Officer
                              and Director of LaSalle Partners
Daniel W. Cummings......   45 Co-President--LaSalle Advisors Capital Management, Inc.
                              and Director of LaSalle Partners
M.G. Rose...............   59 President, Tenant Representation Division--
                              LaSalle Partners Corporate & Financial Services, Inc.
                              and Director of LaSalle Partners
Darryl Hartley-Leonard..   53 Director of LaSalle Partners
Thomas C. Theobald......   62 Director of LaSalle Partners
John R. Walter..........   51 Director of LaSalle Partners
Name                      Age                         Position
----                      ---                         --------
Christopher A. Peacock..   53 Chief Executive Officer of the International Board
Michael J. Smith........   58 International Chairman of the JLW Companies
Clive J. Pickford.......   53 Chairman of JLW England and European Chairman
                              of the JLW Companies
Peter H. T. Lee.........   52 Chairman of the JLW Companies in Asia and Joint
                              Chairman of the JLW Companies in the Asia-Pacific Region
Henri-Claude de            60
 Bettignies.............
David K.P. Li...........   58
Derek A. Higgs..........   54

  Executive Officers. The executive officers of Jones Lang LaSalle following the Acquisition are expected to include the individuals from LaSalle Partners and the JLW Companies set forth below. The remaining executive officers are expected to be named at or before the Closing:

                                             Position with Jones Lang LaSalle
Name                      Age               Immediately Following the Closing
----                      ---               ---------------------------------
Stuart L. Scott.........   60 Chairman of the Board of Directors and Chief Executive Officer
Christopher A. Peacock..   53 President, Deputy Chief Executive Officer
                              and Chief Operating Officer
Michael J. Smith........   58 Deputy Chairman
William E. Sullivan.....   44 Executive Vice President, Chief Financial
                              Officer and Secretary

  Biographical Information. Set forth below is certain biographical information with respect to the directors appointed to serve on the Jones Lang LaSalle board of directors and the expected executive officers of Jones Lang LaSalle at the Closing:

  Daniel W. Cummings. Mr. Cummings has been a director of LaSalle Partners since its incorporation, and a Co-President of LaSalle Advisors Capital Management, Inc., an operating subsidiary of LaSalle Partners, since April 1997. Mr. Cummings was a Managing Director and Co-President of LaSalle Advisors Limited Partnership, a subsidiary of one of the Predecessor Partnerships, from November 1994 through December 1997. From January

1992 to November 1994, Mr. Cummings was a Managing Director--Portfolio Management of LaSalle Advisors Limited Partnership. Mr. Cummings originally joined LaSalle Partners in 1979. He holds a B.A. from Dartmouth College and an M.B.A. from the University of Chicago.

  Darryl Hartley-Leonard. Mr. Hartley-Leonard has been a director of LaSalle Partners since the closing of the initial public offering of LaSalle Partners in July 1997. Mr. Hartley-Leonard is Chairman and Chief Executive Officer of PGI, an event production agency, Chairman and Partner of Metropolitan Hotel Corporation, a hotel company in the long-term stay/suite hotel business directed at the upscale market, a founding partner of H-LK Partners, a hotel development and management company, and Chairman and Partner of Cohabaco Cigar Co., a nationwide cigar distribution company. Mr. Hartley-Leonard retired as Chairman of the Board of Hyatt Hotels Corporation ("Hyatt") after a 32 year career with Hyatt and its diversified affiliates. From 1994 to 1996, he served as Chairman of the Board of Directors of Hyatt and from 1986 to 1994, he served as Chief Executive Officer/Chief Operating Officer of Hyatt. Mr. Hartley-Leonard also serves on the board of directors of Brookdale Living Communities, Inc., a provider of senior and assisted living services, The United States Committee for UNICEF and Evanston Northwestern Healthcare. Mr. Hartley-Leonard holds a B.A. degree from Blackpool Lancashire College of Lancaster University and an honorary doctorate of business administration from Johnson and Wales University.

  M.G. Rose. Mr. Rose has been a director of LaSalle Partners since its incorporation, and President, Tenant Representation Division of LaSalle Partners Corporate & Financial Services, Inc., an operating subsidiary of LaSalle Partners, since April 1997. Mr. Rose was a Managing Director and President of the Tenant Representation Group of the Predecessor Partnerships from September 1983 through December 1997. He originally joined LaSalle Partners in 1978. Mr. Rose holds a mechanical engineering degree from the University of Cincinnati.

  Stuart L. Scott. Mr. Scott has been Chairman of the Board of Directors and Chief Executive Officer of LaSalle Partners since its incorporation, and was Chief Executive Officer and Chairman of the Management Committee of each of the Predecessor Partnerships from December 1992 until 1997. Prior to December 1992, Mr. Scott was President of the Predecessor Partnerships for more than 15 years and Co-Chairman of the Management Committee from January 1990 to December 1992. Mr. Scott originally joined LaSalle Partners in 1973. He is a member of the board of directors of Hartmarx Corporation, a clothing manufacturing company. He holds a B.A. from Hamilton College and a J.D. from Northwestern University.

  Robert C. Spoerri. Mr. Spoerri has been President, Chief Operating Officer and a director of LaSalle Partners since its incorporation, and was Chief Operating Officer and Vice-Chairman of the Management Committee of the Predecessor Partnerships from January 1994 until 1997. Mr. Spoerri was a Co-Director of the Asset Management group of the Predecessor Partnerships from January 1990 to December 1993 and the Director of the Property Management and Leasing Group of the Predecessor Partnerships from January 1980 to December 1989. Mr. Spoerri originally joined LaSalle Partners in 1977. He holds a B.S. from Indiana University and an M.B.A. from Harvard University.

  William E. Sullivan. Mr. Sullivan has been Executive Vice President, Chief Financial Officer, Secretary and a director of LaSalle Partners since its incorporation, and was Executive Vice President and Chief Financial Officer of the Predecessor Partnerships beginning in February 1997. From September 1995 to February 1997, Mr. Sullivan was a Managing Director of the Special Projects Group of the Predecessor Partnerships. From January 1992 to September 1995, Mr. Sullivan was a Senior Vice President of the Special Projects Group. Mr. Sullivan originally joined LaSalle Partners in 1984. He holds a B.S.B.A. from Georgetown University and an M.M. from Northwestern University.

  Thomas C. Theobald. Mr. Theobald has been a director of LaSalle Partners since the closing of the initial public offering of LaSalle Partners in July 1997. Mr. Theobald has served as a Managing Director at William Blair Capital Partners since September 1994. From July 1987 to August 1994, Mr. Theobald was Chairman of Continental Bank Corporation. He currently serves on the board of directors of: Xerox Corporation, a manufacturer of document processing products and systems; Anixter International, a supplier of electrical apparatus and equipment; Stein Roe Funds, an income trust fund and investment trust fund manager; LaSalle U.S. Realty Income & Growth Fund, Inc., a REIT; and US Timberlands LLC, an owner of forest lands. He is also a trustee of Mutual of New York (MONY), a life insurance company. Mr. Theobald holds an A.B. degree from the College of the Holy Cross and an M.B.A. degree from Harvard University.

  John R. Walter. Mr. Walter has been a director of LaSalle Partners since September 1997. Mr. Walter is the retired President and Chief Operating Officer of AT&T Corporation (November 1996 through July 1997). Prior thereto, Mr. Walter worked for R.R. Donnelley & Sons Company for 27 years, serving as Chairman and Chief Executive Officer from 1989 to October 1996 and as President from 1987 to 1991. He serves as a director of Abbott Laboratories, Dayton Hudson Corporation and Deere & Company. Mr. Walter is a member of the International Advisory Council, Singapore Economic Development Board, and a trustee of the Orchestral Association and Northwestern University. He holds a B.S. from Miami University of Ohio.

  Christopher A. Peacock. Mr. Peacock has been the International Chief Executive Officer of the JLW Companies since September 1997, having previously been the European Chief Executive Officer since June 1996. From November 1992 to June 1996, Mr. Peacock served concurrently as Managing Partner for the Continent of Europe and as Chairman of Leasing and Agency in England. He became a member of the JLW Companies' Executive Board for the Continent of Europe in June 1985. Mr. Peacock originally joined JLW England as an employee in 1972 and was made a partner in 1974. Mr. Peacock is a Fellow of the Royal Institution of Chartered Surveyors and a board member of The British Council of Offices. He was educated at Wellington College, Berkshire, England.

  Michael J. Smith. Mr. Smith has been the International Chairman of the JLW Companies since October 1997. From May 1995 to October 1997, Mr. Smith was Chairman and Chief Executive Officer of the JLW Companies in Australasia and Joint Chairman of the JLW Companies in the Asia-Pacific region. He became a member of the Executive Board of the JLW Companies in Australasia in 1990 and served as Chairman of JLW Advisory Services Pty Ltd. from January 1994 to May 1995. From January 1990 to December 1994, Mr. Smith was Joint Managing Director of the JLW Company in Victoria, Australia. He is a Fellow of the Australian Property Institute and of the Australian Institute of Company Directors.

  Peter H. T. Lee. Mr. Lee has been the Chairman of the JLW Companies in Asia and the Joint-Chairman of the JLW Companies in the Asia-Pacific region since April 1995. He was appointed to the JLW Companies' Executive Committee in Hong Kong and Asia in 1994. Mr. Lee originally joined the JLW Companies in 1977 as Marketing Executive in the Commercial Agency Department of the JLW Companies' offices in Hong Kong.

  Clive J. Pickford. Mr. Pickford has been Chairman of JLW England since January 1991 and European Chairman of the JLW Companies since January 1993. He joined JLW England as an employee in 1963. In addition, he has served as Chairman of the JLW Companies' European Retail Division since January 1998. From January 1994 to December 1997, Mr. Pickford was Chairman of the JLW Companies' European Hotels Division. Mr. Pickford is a non-Executive Director of the United Kingdom Atomic Energy Authority and a Fellow of the Royal Institution of Chartered Surveyors.

  Professor Henri-Claude de Bettignies. Professor de Bettignies joined the European Institute of Business Administration, Fontainebleau, France ("INSEAD") in 1967 as an Assistant Professor and became a Full Professor in 1975. Since 1988, he has held a joint professorship at the Stanford University Graduate School of Business. Professor de Bettignies started and developed INSEAD's activities in Japan and the Asia Pacific region which led to the creation in 1980 of the Euro-Asia Centre, of which he was the Director General until 1988. At INSEAD and Stanford, he teaches courses on international management, ethics and Japan and the Asia Pacific region. He has created and directs several executive programs organized in Asia and Europe, including AVIRA, a program for CEOs held in Europe, the United States and Asia. He serves as a consultant to a number of major organizations and has published five books and over 50 articles in business and professional journals. Professor de Bettignies was educated at the Sorbonne (Licence es Lettres), the Catholic University of Paris (EPP) and the Harvard Business School (ITP).

  Mr. Derek A. Higgs. Mr. Higgs has been Chairman of Prudential Portfolio Managers Limited and a Director of Prudential Corporation plc since January 1996. He was employed by S.G. Warburg & Co. Ltd. from 1972 until 1996, serving as a Director beginning in 1979, Head of Global Corporate Finance beginning in 1986 and Chairman beginning in 1994. Mr. Higgs is a member of the Financial Reporting Council of the UK, Deputy Chairman of the Institutional Fund Managers Association and a Trustee of The Architecture Foundation. He is a Chartered Accountant and holds a Bachelor of Arts degree from Bristol University.

  Dr. David K.P. Li. Dr. Li is the Chairman and Chief Executive Officer of The Bank of East Asia, Limited, a bank headquartered in Hong Kong. Dr. Li joined The Bank of East Asia, Limited in 1969 and was elected Chief Executive Officer in 1981, Deputy Chairman in 1995 and Chairman in 1997. He is a director of The Bank of East Asia, Limited, Dow Jones & Company, Inc., Campbell Soup Company, Hong Kong Telecommunications Limited, The Hong Kong & China Gas Company Limited, Sime Darby Berhad, South China Morning Post (Holdings) Limited and Atlas Air, Inc. Dr. Li holds an M.A. in Economics and Law and an honorary degree of Doctor of Law from The University of Cambridge.

  The Purchase Agreements and the Amended Bylaws provide that for a period of at least two years immediately following the Closing, or until earlier removal, disqualification, resignation, retirement, death or incapacity, (i) Mr. Stuart L. Scott will hold the position of Chairman of the Board and Chief Executive Officer of Jones Lang LaSalle and (ii) Mr. Christopher A. Peacock will hold the position of President, Deputy Chief Executive Officer and Chief Operating Officer of Jones Lang LaSalle. If at any time during the Transition Period, the position of Chairman of the Board and Chief Executive Officer of Jones Lang LaSalle or President, Deputy Chief Executive Officer and Chief Operating Officer of Jones Lang LaSalle becomes vacant, such vacancy will be filled by a majority vote of the entire Jones Lang LaSalle board of directors. As used herein, "entire Jones Lang LaSalle board of directors" means the total number of directors Jones Lang LaSalle would have if there were no vacancies. During the two-year period immediately following the Closing, the Chairman of the Board and Chief Executive Officer of Jones Lang LaSalle and President, Deputy Chief Executive Officer and Chief Operating Officer of Jones Lang LaSalle must be selected from the officers or employees of LaSalle Partners immediately prior to the Closing ("LaSalle Partners Employees") and the partners, officers or employees of the JLW Businesses immediately prior to the Closing ("JLW Employees"). During such period, if the office of the Chairman and Chief Executive Officer of Jones Lang LaSalle is held by a LaSalle Partners Employee, then the office of President, Deputy Chief Executive Officer and Chief Operating Officer of Jones Lang LaSalle must be held by a JLW Employee and (ii) if the office of Chairman of the Board and Chief Executive Officer of Jones Lang LaSalle is held by a JLW Employee, then the office of President, Deputy Chief Executive Officer and Chief Operating Officer of Jones Lang LaSalle must be held by a LaSalle Partners Employee.

  During the Transition Period, the Chairman of the Board and Chief Executive Officer, and the President, Deputy Chief Executive Officer and Chief Operating Officer of Jones Lang LaSalle may only be removed from office by a majority vote of the entire Jones Lang LaSalle board of directors, provided, that neither Mr. Scott nor Mr. Peacock may be removed from such respective positions with or without cause, prior to the second anniversary of the Closing, unless such removal is approved by at least two-thirds of the entire Jones Lang LaSalle board of directors.

  During the Transition Period, the affirmative vote of at least 75% of the entire Jones Lang LaSalle board of directors will be required to alter or amend, or adopt any provision inconsistent with, or repeal, in whole or in part, the provisions of the Amended Bylaws containing the foregoing provisions.

Regulatory Approvals

  Under the HSR Act and the rules promulgated thereunder by Department of Justice (the "DOJ") and the Federal Trade Commission (the "FTC"), the Transactions may not be consummated unless certain information has been furnished to the DOJ and the FTC and a required waiting period has expired or been terminated. The DOJ and the FTC frequently scrutinize the legality under the antitrust laws of business combinations similar to the Transactions. At any time before or after the Closing, the DOJ or the FTC could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the Transactions or seeking divestiture of substantial assets of LaSalle Partners or the JLW Companies or their subsidiaries. Private parties and state attorneys general may also bring an action under the antitrust laws under certain circumstances. There can be no assurance that a challenge to the Transactions on antitrust grounds will not be made or, if such a challenge is made, of a favorable result.

  On January 19, 1999, LaSalle Partners and the JLW Companies submitted the required Pre-Merger Notification and Report Forms with the DOJ and the FTC under the HSR Act. Under the HSR Act, the DOJ or the FTC may issue a request for additional information prior to the waiting period ending February 18, 1999 (subject to earlier termination), which waiting period may be extended as a result of the request. Only one request for additional information may be issued. Thereafter, the waiting period may be extended only by court order or the consent of the parties. Consummation of the Transactions is subject to the expiration or termination of all applicable waiting periods under the HSR Act and no action having been instituted by the DOJ or the FTC that is not withdrawn or terminated prior to the Closing.

  Based on available information, LaSalle Partners believes that the Transactions can be effected in compliance with all material laws of all applicable jurisdictions. However, no assurances can be given that a jurisdiction will not attempt to impose conditions (including the divestiture of assets) on the operations of LaSalle Partners or the JLW Companies or that might otherwise have a material adverse effect on LaSalle Partners, the JLW Companies or Jones Lang LaSalle.

  The obligations of LaSalle Partners and the JLW Companies to consummate the Transactions are conditioned upon, among other things, there being no effective injunction, writ, preliminary restraining order or any order of any nature by any court or other authority of competent jurisdiction directing that the Transactions not be consummated as provided in the Purchase Agreements.

Federal Income Tax Consequences of the Acquisition

  There are no federal income tax consequences to LaSalle Partners stockholders as a result of the Acquisition.

Stock Exchange Listing

  It is a condition to the consummation of the Transactions that the Consideration Shares will have been approved for listing on the NYSE, subject to official notice of issuance.

Anticipated Accounting Treatment

  As a general matter, the accounting treatment for the Consideration Shares issued and/or cash paid to a JLW Shareholder will be dependent on whether such JLW Shareholder is a Current JLW Owner or a New JLW Owner. The accounting treatment will also depend on whether the share issued is an Initial Distribution Share, Indemnification Share, Adjustment Share, Forfeiture Share or ESOT Share (and whether such ESOT Share is subject to vesting).

  The anticipated accounting treatment for the issuance of shares of LaSalle Partners common stock and cash payments to the JLW Shareholders and the ESOT is pursuant to both APB Opinion No. 16 and APB Opinion No. 25 as illustrated in the table below. For all consideration issued or paid to the Current JLW Owners, except for Forfeiture Shares, the consideration will be accounted for using the purchase method of accounting in accordance with APB Opinion No. 16. The value of the aggregate consideration and any capitalizable transaction costs will be allocated to identifiable assets and liabilities being acquired and the excess allocated to goodwill which will be amortized over its estimated useful life of 40 years.

  The issuance of Adjustment Shares and Indemnification Shares to New JLW Owners and the ESOT and certain Forfeiture Shares being placed in the indemnity escrow will be accounted for as a variable stock award plan under APB Opinion No. 25. Jones Lang LaSalle will incur compensation expense for these shares, the amount of which will be measured at Closing or, with respect to the Adjustment Shares and Indemnification Shares issued to the ESOT, when they are allocated to employees. The amount of compensation cost will be based on the market price of Jones Lang LaSalle common stock on the measurement date. To the extent any of these shares are subject to forfeiture or vesting, the compensation costs will be recognized as expense over the forfeiture or vesting period. The compensation cost related to all other of these shares will be charged to expense immediately at their initial measurement dates. The amount of compensation cost will be adjusted at the end of each quarter until the final number of shares to be issued is known. The amount of the quarterly adjustment will be based on the change in the stock price from the preceding quarter.

  All remaining consideration issued or paid to the JLW Shareholders and the ESOT will be accounted for as a fixed stock award plan under APB Opinion No.
25. Jones Lang LaSalle will incur compensation expense for remaining consideration, the amount of which will be measured at Closing, or with respect to ESOT Shares, when they are allocated to employees. The amount of compensation cost will be based on the market price of Jones Lang LaSalle common stock on the measurement dates. To the extent any of these shares are subject to forfeiture or vesting, the related compensation costs will be recognized over the forfeiture or vesting period. The compensation costs related to all other of these shares as well as cash consideration will be charged to expense immediately at their measurement dates. Compensation costs related to shares that are forfeited will be adjusted upon reallocation on December 31, 2000, based on the change in stock price on such date and the date compensation expense was initially recorded.

  As a result of the above-described adjustments to compensation expense, Jones Lang LaSalle's reported results of operations will be subject to quarterly fluctuations based on its stock price.

  Shares subject to forfeiture are amortized into compensation expense from the date of issuance (i.e. Closing or December 31, 1999) through December 31, 2000. Total ESOT Shares of 1,772,324 include 525,332 shares, assuming the net worth requirements are met, to be allocated from the ESOT at Closing or on December 31, 1999 which are subject to vesting through December 31, 2000. Accordingly, the value of those shares is amortized into compensation expense over the vesting period.

  Assuming that the closing net worth requirements are met and that the Five Day Average Closing Price will be $31.50 (the closing price of LaSalle Partners common stock on January 29, 1999, a date just prior to the distribution of this Proxy Statement), the value of the 14,254,116 shares would be approximately $449.0 million and the cash consideration would be approximately $6.2 million, for a total consideration of approximately $455.2 million. Of such shares to be issued, 7,578,385 shares valued at $238.7 million and $5.8 million in cash, for a total of $244.5 million of the consideration to be paid for the JLW Companies, will be accounted for under the purchase method of accounting in accordance with APB Opinion No. 16 and 6,675,731 shares valued at $210.3 million and $0.4 million in cash, for a total of $210.7 million, will be accounted for as compensation in accordance with APB Opinion No. 25.

  As a result, LaSalle Partners expects to incur compensation expense associated with the issuance of shares totalling approximately $117.3 million and $93.4 million in the years ended December 31, 1999 and 2000, respectively, assuming that the JLW Companies have the required net worth at Closing. Included in the total estimated compensation expense of $210.7 million is expense of $49.2 million which will be subject to fluctuation based on quarterly changes in the price of LaSalle Partners common stock. Management anticipates that this compensation expense, $210.3 million of which represents a non-cash charge, will cause Jones Lang LaSalle to report operating losses for these periods.

  The following table summarizes the accounting treatment for the consideration to be issued or paid for the JLW Companies (in thousands, except share data):

                          Total Share    Current        New
       Share Type        Consideration JLW Owners    JLW Owners      ESOT
       ----------        ------------- -----------   ----------   ----------
Number of Shares--
Non-Restricted(1).......    7,657,211    5,961,761 A    649,341 B  1,046,109 B
Shares subject to
 forfeiture or
 vesting(2):
  Issued to JLW Asia
   Shareholders(3)......    1,187,479      891,706 C    295,773 C        --
  All others............    3,417,743    2,613,892 B    278,519 B    525,332 B
Adjustment(4)...........    1,241,683    1,031,908 A    100,880 C    108,895 C
Indemnification(5)......      750,000      584,716 A     73,296 C     91,988 C
                          -----------  -----------   ----------   ----------
    Total Shares(6).....   14,254,116   11,083,983    1,397,809    1,772,324
                          ===========  ===========   ==========   ==========
    Cash Share
     Equivalent.........      111,084       96,949 A     14,135 B        --
                          ===========  ===========   ==========   ==========
Accounting Value--
Non-Restricted(7).......  $   241,202  $   187,795 A $   20,454 B $   32,953 B
Shares subject to
 forfeiture or
 vesting(2):
  Issued to JLW Asia
   Shareholders(3)......       37,406       28,089 C      9,317 C        --
  All others............      107,659       82,338 B      8,773 B     16,548 B
Adjustment(7)...........       39,113       32,505 A      3,178 C      3,430 C
Indemnification(7)......       23,625       18,419 A      2,309 C      2,897 C
                          -----------  -----------   ----------   ----------
    Total Shares(6).....      449,005      349,146       44,031       55,828
                          ===========  ===========   ==========   ==========
Cash Shares.............  $     3,499  $     3,054 A $      445 B $      --
Cash Payment to JLW
 Australasia............        2,700        2,700 A        --           --
                          -----------  -----------   ----------   ----------
    Cash Consideration..  $     6,199  $     5,754   $      445   $      --
                          ===========  ===========   ==========   ==========
    Total
     Consideration......  $   455,204  $   354,900   $   44,476   $   55,828
                          ===========  ===========   ==========   ==========

                                                                 Value
                                            ------------------------------------------------
                                                                      Compensation Expense
                                                                       Recognition Period
                                                                     -----------------------
                               Shares        Shares   Cash   Total   Closing  1999    2000
                             ----------     -------- ------ -------- ------- ------- -------
Accounting Treatment
APB Opinion No. 16--
 Business Combination...   A  7,578,385 53% $238,719 $5,754 $244,473
APB Opinion No. 25--
 Stock Issued to
 Employees:
 Fixed Plan.............   B  5,113,193 36%  161,066    445  161,511 $32,691 $56,652 $72,168
 Variable Plan..........   C  1,562,538 11%   49,220    --    49,220   8,068  19,965  21,187
                             ----------     -------- ------ -------- ------- ------- -------
                             14,254,116     $449,005 $6,199 $455,204 $40,759 $76,617 $93,355
                             ==========     ======== ====== ======== ======= ======= =======

--------
(A) Accounted for using purchase accounting under APB Opinion No. 16.
(B) Accounted for using fixed plan compensation accounting under APB Opinion No. 25.
(C) Accounted for using variable plan compensation accounting under APB Opinion No. 25.
(1) Includes the Initial Distribution Shares and ESOT Shares which are not Indemnification Shares or Adjustment Shares and are not subject to vesting.
(2) Includes the Forfeiture Shares and allocated ESOT Shares which are subject to vesting.
(3) Includes Forfeiture Shares to be issued to Current JLW Owners and New JLW Owners of the JLW Asia Companies which will be deposited with the Indemnity Escrow Agent at Closing.
(4) Includes Adjustment Shares.
(5) Includes Indemnification Shares.
(6) Assumes the JLW Companies' net worth requirements are met.
(7) Represents the value of these shares at $31.50 which was the closing price on January 29, 1999 (a date just prior to the distribution of this Proxy Statement).

Anticipated Impact on Operating Results, Liquidity and Capital Resources

  As previously discussed under "--Anticipated Accounting Treatment," LaSalle Partners expects to incur compensation expense associated with the issuance of shares totaling approximately $117.3 million and $93.4 million in the years ended December 31, 1999 and 2000, respectively, assuming the JLW Companies have the required net worth at Closing. Included in the total estimated compensation expense of $210.7 million is expense of $49.2 million which will be subject to fluctuation based on quarterly changes in the price of LaSalle Partners common stock. Management anticipates that this compensation expense, $210.3 million of which represents a non-cash charge, will cause Jones Lang LaSalle to report operating losses for these periods. LaSalle Partners does not anticipate that these compensation charges will be incurred subsequent to 2000.

  LaSalle Partners management anticipates that significant one time charges will be incurred at Closing and during the first year following the Closing related to the costs of the Transactions. In addition, Jones Lang LaSalle will increase its level of capital expenditures related primarily to integrating office facilities and systems. The extent of the necessary capital requirements are currently being compiled and analyzed for approval by the board of directors, subject to the resulting evaluation of the probable economic and competitive benefits to be gained from specific integration activities. In conjunction with expanding its Investment Management business on a global scale, LaSalle Partners anticipates that it will increase its level of co-investment activity in certain regions over time. Management of LaSalle Partners believes that cash flows generated from operations and available borrowings on the current credit facilities will be sufficient to cover these capital requirements.

Absence of Appraisal Rights

  LaSalle Partners stockholders will not be entitled to appraisal rights under the MGCL in connection with the Transactions.

                            THE PURCHASE AGREEMENTS

  The following summary of certain terms of the Purchase Agreements is qualified in its entirety by reference to the Purchase Agreements, included as Annexes B-D herewith. LaSalle Partners stockholders are urged to read each Purchase Agreement delivered herewith in its entirety. All capitalized terms used in this section but not defined shall have the meanings ascribed to them in the applicable Purchase Agreement or the Glossary of Certain Defined Terms.

Consideration

  At the Closing, LaSalle Partners will deliver (i) an aggregate of 14,254,116 shares (including the ESOT Shares) of LaSalle Partners common stock (subject to reduction pursuant to the post-closing net worth consideration adjustments described below), (ii) cash consideration in an amount equal to the value of 111,084 shares of LaSalle Partners common stock (determined by multiplying 111,084 by the Five Day Average Closing Price) and (iii) $2.7 million in cash. 12,481,792 of these shares and all of the cash consideration will be issued or paid to or for the account of the JLW Shareholders in exchange for their in-terests in the JLW Companies and distributed as provided in the Purchase Agreements. See "The Transactions--Consideration." The remaining 1,772,324 shares will be issued to or for the account of the ESOT.

Consideration Adjustment

  The Consideration Shares issuable to each JLW Shareholder will be subject to reduction if NewCo 1, JLW Supply, JLW USA, JLW Continuation and their subsidiaries (the "JLW England Companies"), (ii) NewCo 2 and its subsidiaries,
(iii) NewCo 3 and its subsidiaries, (iv) the JLW Asia Parent Companies and their subsidiaries or (v) the JLW Australasia Parent Companies and their subsidiaries do not have the required net worth as of Closing. The aggregate net worth required for such companies is $40 million, subject to adjustment in the event that the Integration has not been commenced (the "Integration Commencement") until after January 15, 1999. In order to facilitate the return of shares as a result of the net worth consideration adjustments, if required, an aggregate of 1,241,683 Adjustment Shares will be deposited with the Indemnity Escrow Agent.

  The Adjustment Shares will be deposited with the Indemnity Escrow Agent as follows: (i) the shareholders of the JLW England Companies (the "JLW England Shareholders") and the related ESOT sub trust will deposit 697,736 Adjustment Shares (the "JLW England Adjustment Shares"), (ii) the shareholders of NewCo 2 (the "JLW Scotland Shareholders") and the related ESOT sub trust will deposit 22,456 Adjustment Shares (the "JLW Scotland Adjustment Shares"), (iii) the shareholders of NewCo 3 (the "JLW Ireland Shareholders") and the related ESOT sub trust will deposit 44,642 Adjustment Shares (the "JLW Ireland Adjustment Shares"), (iv) the JLW Asia Shareholders and the related ESOT sub trust will deposit 329,750 Adjustment Shares (the "Asia Region Adjustment Shares") and
(v) the JLW Australasia Shareholders and the related ESOT sub trust will deposit 147,099 Adjustment Shares (the "Australasia Region Adjustment Shares"). Each of the JLW England Shareholders, the JLW Scotland Shareholders, the JLW Ireland Shareholders, the JLW Asia Shareholders and the JLW Australasia Shareholders is referred to herein as a "Shareholder Group" and each of the JLW England Adjustment Shares, the JLW Scotland Adjustment Shares, the JLW Ireland Adjustment Shares, the Asia Region Adjustment Shares and the Australasia Region Adjustment Shares, as separate groups, are referred to herein as "Shareholder Group Adjustment Shares."

  As soon as practicable, but in no event later than 50 days following the Closing Date, Jones Lang LaSalle will prepare a combined or consolidated balance sheet as of the close of the business day prior to the Closing Date (the "Closing Balance Sheets"), with a related calculation of Closing Net Worth, with respect to each of (i) the JLW England Companies, (ii) NewCo 2,
(iii) NewCo 3, (iv) the JLW Asia Parent Companies and (v) the JLW Australasia Parent Companies and, combined or consolidated profit and loss accounts, statements of cash flows, statements of movement on reserves and statements of total recognized gains and losses (the "Closing Financial Statements" and, collectively with the Closing Balance Sheets and the Closing Net Worth calculations, the "Closing Statements") for the period from January 1, 1998 to the Closing Date (or for such other period(s) as may be required as described below), for each of (A) the JLW England Companies, (B) NewCo 2, (C) NewCo 3,
(D) the JLW Asia Parent Companies and (E) the JLW Australasia Parent
Companies.

  The Shareholders' Representatives will have 25 days after receipt of such Closing Statements to object thereto. The Shareholders' Representatives and LaSalle Partners will have 15 days from notice of any objection by the Shareholders' Representatives to resolve any differences after such objection. If the Shareholders' Representatives fail to object within 25 days, such Closing Statements will be deemed to have been accepted. If all differences are not resolved, any remaining differences will be referred to a neutral auditor for final resolution. If, following acceptance of the Closing Statements and resolution of any conflicts, the Closing Net Worth of the JLW England Companies, NewCo2, NewCo 3, the JLW Asia Parent Companies or the JLW Australasia Parent Companies is determined to be less than $22,476,000, $724,000, $1,440,000, $10,624,000 or $4,736,000, respectively (each, a
"Minimum Closing Net Worth") (the amount of each such deficiency being referred to herein as a "Shareholder Group Adjustment Amount" and, in the aggregate, the "Adjustment Amount"), then the number of Shareholder Group Adjustment Shares to be delivered to each Shareholder Group and the related ESOT sub trust, respectively, will be reduced by the number of shares of LaSalle Partners common stock equal to the quotient obtained by dividing the respective Shareholder Group Adjustment Amount by an amount (the "Adjustment Shares Conversion Amount") equal to 92.5% of the average closing price of LaSalle Partners Common Stock (as reported on the composite transaction tape of the NYSE) for the five-trading-day period that includes the two trading days immediately preceding, the trading day including and the two trading days immediately following the day (the "Final Closing Statements Determination Date") on which the final Closing Statements are agreed to by the parties or finally determined by the neutral auditor. However, if such quotient exceeds the number of Shareholder Group Adjustment Shares allocated to any Shareholder Group and the related ESOT sub trust (such excess number of shares being referred to herein as the "Shareholder Group Share Deficit"), then the Shareholder Group Adjustment Shares issuable to the other Shareholder Groups and the related ESOT sub trusts will be reduced by an aggregate number equal to the Shareholder Group Share Deficit, apportioned among the Shareholder Groups and the related ESOT sub trusts pro rata on the basis of the respective number of Shareholder Group Adjustment Shares allocated to the Shareholder Groups and the related ESOT sub trusts. If such reduction reduces to zero the number of Shareholder Group Adjustment Shares issuable to any other Shareholder Group and the related ESOT sub trust, any remaining Shareholder Group Share Deficit will be deducted from any Shareholder Group Adjustment Shares then remaining issuable to the remaining Shareholder Groups and the related ESOT sub trusts pro rata on the basis of the Shareholder Group Adjustment Shares then remaining issuable to each of them. The adjustments described in this paragraph are referred to herein as the "Net Worth Adjustments."

  Following the Net Worth Adjustments, each JLW England Shareholder, JLW Scotland Shareholder and JLW Ireland Shareholder, and the related ESOT sub trust, will be entitled to receive such JLW Shareholder's or ESOT sub trust's pro rata share of any then remaining JLW England Adjustment Shares, JLW Scotland Adjustment Shares or JLW Ireland Adjustment Shares, respectively (determined on the basis of the ratio which the Initial Distribution Shares and Forfeiture Shares issuable to such JLW Shareholder (or, in the case of an ESOT sub trust, the number of ESOT Shares deposited in the applicable ESOT sub trust) bears to the aggregate number of Initial Distribution Shares and Forfeiture Shares issuable to all JLW England Shareholders, JLW Scotland Shareholders and JLW Ireland Shareholders, as applicable, together with the number of ESOT Shares that are deposited with the related ESOT sub trusts). The allocation of the Asia Region Adjustment Shares and Australasia Region Adjustment Shares remaining issuable after the Net Worth Adjustments will be determined by the Shareholders' Representatives and included in a written notice (the "Allocation Notice") provided to LaSalle Partners and the Indemnity Escrow Agent by the Shareholders' Representatives within 30 days following the Final Closing Statements Determination Date (the "Allocation Notice Delivery Period"). In the event that the number of Shareholder Group Adjustment Shares issuable to any Shareholder Group and the related ESOT sub trust would be required to be reduced pursuant to the Net Worth Adjustments, the Shareholder's Representatives may, during the Allocation Notice Delivery Period, (i) pay, on behalf of some or all of the JLW Shareholders in such Shareholder Group and the related ESOT sub trust, up to an amount in cash equal to the applicable Shareholder Group Adjustment Amount or (ii) surrender to Jones Lang LaSalle an equivalent number of Initial Distribution Shares (based on a per share value equal to the Adjustment Shares Conversion Amount) in which case the applicable Adjustment Shares Conversion Amount will be reduced pro rata. Each Shareholder Group Adjustment Amount will be reduced by an amount equal to any such cash payment and the value of any

Initial Distribution Shares so surrendered (based on a per share value equal to the Adjustment Shares Conversion Amount). At the end of the Allocation Notice Delivery Period, any Adjustment Shares that have become subject to a reduction pursuant the Net Worth Adjustments (after giving effect to any cash payment or surrender of Initial Distribution Shares) will be delivered to Jones Lang LaSalle by the Indemnity Escrow Agent.

  If the Net Worth Adjustments (after giving effect to any cash payment or surrender of Initial Distribution Shares) result in a reduction in Adjustment Shares that exceeds the aggregate number of Adjustment Shares (such excess amount being referred to herein as the "Adjustment Shares Deficit"), then in addition to the elimination of the Adjustment Shares (and return of such Adjustment Shares to LaSalle Partners by the Indemnity Escrow Agent), each JLW Shareholder and the ESOT Trustee will be obligated to return to the transfer agent and registrar for LaSalle Partners common stock (the "Transfer Agent") for cancellation certificates representing Initial Distribution Shares received by such JLW Shareholder and ESOT Shares received by the ESOT Trustee. The Transfer Agent will cancel each such certificate and issue to each JLW Shareholder and the ESOT Trustee a new certificate representing such JLW Shareholder's Initial Distribution Shares or ESOT Shares, less such JLW Shareholder's and ESOT sub trust's pro rata share (on the basis of the Initial Distribution Shares and Forfeiture Shares issued to all JLW Shareholders and ESOT Shares issued to the ESOT) of the Adjustment Shares Deficit (based on a per share value equal to the Adjustment Shares Conversion Amount). In the event that the Initial Distribution Shares received by the JLW Shareholders are not sufficient to satisfy the Adjustment Shares Deficit, the JLW Shareholders are required to cause the escrow agent appointed to hold the Forfeiture Shares (the "Forfeiture Shares Escrow Agent") or the Indemnity Escrow Agent with respect to the Forfeiture Shares of the JLW Asia Shareholders to return to the Transfer Agent for cancellation certificates representing such Forfeiture Shares. The Transfer Agent will cancel such certificates and issue to the Forfeiture Shares Escrow Agent or the Indemnity Escrow Agent, as applicable, a new certificate representing such Forfeiture Shares, less the number of Forfeiture Shares required to satisfy the Adjustment Shares Deficit.

  In the event that (i) the final Closing Net Worth of the JLW England Companies and their subsidiaries exceeds the Minimum Closing Net Worth of the JLW England Companies, (ii) the final Closing Net Worth of NewCo 2 and its subsidiaries exceeds the Minimum Closing Net Worth of NewCo 2, (iii) the final Closing Net Worth of NewCo 3 and its subsidiaries exceeds the Minimum Closing Net Worth of NewCo 3, (iv) the final Closing Net Worth of the JLW Asia Parent Companies and their subsidiaries exceeds the Minimum Closing Net Worth of the JLW Asia Parent Companies or (v) the final Closing Net Worth of the JLW Australasia Parent Companies and their subsidiaries exceeds the Minimum Closing Net Worth of the JLW Australasia Parent Companies, then, within 60 days of the Final Closing Statements Determination Date, LaSalle Partners will pay to the JLW England Shareholders, JLW Scotland Shareholders, JLW Ireland Shareholders, JLW Asia Shareholders or JLW Australasia Shareholders, as applicable, an amount equal to such excess (unless such excess was otherwise paid or distributed to them), by delivery of cash in the amount of such excess by wire transfer to an account or accounts designated by the Shareholders' Representatives.

  In the event that the Integration Commencement takes place later than January 15, 1999, the Closing Financial Statements for the JLW England Companies, NewCo 2, NewCo 3, the JLW Asia Parent Companies and the JLW Australasia Parent Companies and their respective subsidiaries will each include both (i) a profit and loss account for the year ended December 31, 1998 and (ii) a pro forma profit and loss account (to take into account a revised compensation expense with respect to certain individuals and associated tax benefits or charges) for the period beginning on January 1, 1999 and ending on the business date next preceding the Closing Date (the "1999 Income Statements," with such period being sometimes referred to herein as the "1999 Stub Period"). Based on the 1999 Income Statements included in the final Closing Statements, the Minimum Closing Net Worth of the JLW England Companies, NewCo 2, NewCo 3, the JLW Asia Parent Companies and the JLW Australasia Parent Companies, respectively, will, subject to certain exceptions, be increased by any pro forma profit on ordinary activities after taxation, or decreased by any pro forma loss on ordinary activities after taxation for the 1999 Stub Period as shown on each Shareholder Group's respective Closing Financial Statements.

  "Closing Net Worth" means, in respect of a specified group of companies, the sum of the book values of all assets of such companies, minus the sum of all liabilities of such companies, determined in each case on a consolidated or combined basis (as applicable) in accordance with certain accounting principles agreed upon pursuant to the Purchase Agreements (the "Agreed Generally Accepted Accounting Principles") based on the applicable Closing Balance Sheet. Notwithstanding the foregoing, for purposes of calculating such Closing Net Worth: (a) the applicable Closing Balance Sheets will include, among other things, accruals (if not satisfied in full) for (i) liabilities to former partners of JLW England, JLW Ireland and JLW Scotland,
(ii) liabilities relating to the Jones Lang Wootton (Hong Kong) Annuity Scheme, (iii) transfer taxes payable by any of such companies in connection with the Integration and the other transactions contemplated by the Purchase Agreements, (iv) other tax liabilities of any such companies relating to the Integration and the other transactions contemplated by the Purchase Agreements, and (v) out-of-pocket fees and expenses (including, without limitation, legal, financial advisory and accounting) payable by any of such companies in connection with the Integration and the other transactions contemplated by the Purchase Agreements; and (b) there shall be added to the assets of the applicable group of companies to the extent paid prior to Closing or accrued on the applicable Closing Balance Sheet, an amount equal to
(i) any transfer taxes of a type described in clause (iii) above, whether so accrued or previously paid (or payable by LaSalle Partners and deemed accrued or accrued as provided below) to the extent that the total of such transfer taxes so accrued or paid is less than or equal to $3 million in the aggregate for all JLW Europe/USA Parent Companies, JLW Asia Parent Companies and JLW Australasia Parent Companies and their respective subsidiaries and (ii) any out-of-pocket fees and expenses of a type described in clause (v) above, whether accrued or prevously paid (or payable by LaSalle Partners and deemed accrued or accrued as provided below), to the extent that the total of such fees and expenses is less than or equal to $12 million in the aggregate for all JLW Europe/USA Parent Companies, JLW Asia Parent Companies and JLW Australasia Parent Companies and their respective subsidiaries (it being understood that the credits for any such transfer taxes or fees and expenses so previously paid or accrued shall be allocated among the Closing Balance Sheets in such manner as the Shareholders' Representatives shall specify), provided that the amount required to be added back to the assets of the applicable group of companies shall be net of any associated tax benefits to such group of companies as included on the applicable Closing Balance Sheet. For the purpose of determining such Closing Net Worth, there shall be pro forma accruals on the applicable Closing Balance Sheets (a) in an aggregate amount equal to any transfer taxes paid or payable by LaSalle Partners in connection with the Integration or the transactions contemplated by the Purchase Agreements (to the extent not already accrued for on any Closing Balance Sheet) and (b) in an aggregate amount equal to the aggregate amount of any out-of-pocket fees and expenses (including, without limitation, legal, financial advisory and accounting fees and expenses) that are (i) attributable to any JLW Partnership, JLW Europe/USA Parent Company, JLW Asia Parent Company or JLW Australasia Parent Company or any of their respective subsidiaries in connection with the Integration or the transactions contemplated by the Purchase Agreements but (ii) have not been accrued on any Closing Balance Sheet and (iii) are payable by LaSalle Partners. Any such pro forma accruals shall be apportioned among the five Closing Balance Sheets in such manner as the Shareholders' Representatives shall specify.

Representations and Warranties

  The Purchase Agreements contain various representations and warranties made jointly and severally by the JLW Companies (provided, that in the case of the JLW Asia Parent Companies and the JLW Australasia Parent Companies, such representations and warranties will not give rise to any right to indemnification against such companies and are made only to the extent that it is lawful for such companies to do so), and severally and not jointly by certain JLW Shareholders who are also members of senior management (the "Management Shareholders") (provided, that in the case of the Management Shareholders, such representations and warranties are limited to the Management Shareholders' knowledge and no Management Shareholder will have any liability with respect to any representation and warranty unless the Closing occurs). Such representations and warranties relate to, among other things:
(i) ownership and sale of the shares of the JLW Companies and claims to assets of the JLW Companies; (ii) due organization and valid existence of each of the JLW Parent Companies and the JLW Sellers and certain similar corporate matters; (iii) the capitalization of each of the JLW Parent Companies; (iv) the name, jurisdiction of incorporation and capitalization of each of the JLW Companies; (v) the authorization, execution, delivery and enforceability of the Purchase Agreements, the consummation of the Transactions and related matters; (vi) the absence of violations and defaults under charters or bylaws and any instruments or laws; (vii) the absence of consents or approvals; (viii) financial statements; (ix) the absence of undisclosed liabilities; (x) the absence of certain events and material adverse changes since June 30, 1998;
(xi) real property; (xii) intangible property rights; (xiii) material contracts; (xiv) licenses; (xv) Year 2000 and Euro compliance; (xvi) significant clients; (xvii) operation of the JLW Businesses; (xviii) insurance matters; (xix) labor relations; (xx) employee benefit matters; (xxi) litigation; (xxii) compliance with laws; (xxiii) tax compliance and other tax matters; (xxiv) environmental matters; (xxv) list of personnel and related matters; (xxvi) absence of untrue statements or omissions of material facts supplied for inclusion in an offering circular relating to the shares of LaSalle Partners common stock to be issued in connection with the Transactions (the "Offering Circular"), previously delivered to the JLW Shareholders, or this Proxy Statement; (xxvii) Integration matters; (xxviii) related party transactions; (xxix) activities of newly formed subsidiaries; (xxx) absence of action which would require registration of Consideration Shares under the Securities Act; (xxxi) opinion of financial advisor; and (xxxii) certain fees.

  The Purchase Agreements also contain representations and warranties of LaSalle Partners related to, among other things: (i) LaSalle Partners and its subsidiaries' due organization, valid existence and good standing and certain similar corporate matters; (ii) subsidiaries and affiliates of LaSalle Partners; (iii) the authorization, execution, delivery and enforceability of the Purchase Agreements, the consummation of the Transactions and related matters; (iv) the absence of conflicts under charters or bylaws and violations of any instruments or laws caused by the Transactions (but not including the Integration); (v) the possession of required consents and approvals; (vi) various documents and financial statements it has filed with the SEC and the accuracy of the information contained therein; (vii) the absence of undisclosed liabilities; (viii) the absence of certain events and material adverse changes since June 30, 1998; (ix) licenses; (x) insurance matters;
(xi) labor relations; (xii) employee benefit matters; (xiii) litigation; (xiv) compliance with laws; (xv) tax compliance and other tax matters; (xvi) opinion of financial advisor; (xvii) certain fees; (xviii) absence of untrue statements or omissions of material facts in the Offering Circular or this Proxy Statement (excluding information included herein or therein that relates to any JLW Shareholder, JLW Seller or JLW Company); and (xix) the approval of the Transactions by the LaSalle Partners board of directors and the inapplicability of "fair price" and similar laws under the MGCL. The representations and warranties of LaSalle Partners do not survive the Closing.

  The Purchase Agreement relating to the JLW Asia Companies attached as Annex C to this Proxy Statement (the "JLW Asia Purchase Agreement") and the Purchase Agreement relating to the JLW Australasia Companies attached as Annex D to this Proxy Statement (the "JLW Australasia Purchase Agreement") also contain representations and warranties made jointly and severally by the JLW Asia Sellers and the JLW Australasia Sellers, respectively, relating to, among other things: (i) ownership and sale of the shares of the JLW Companies; (ii) authorization; (iii) the absence of certain material violations; (iv) the possession of required consents or approvals; (v) certain investment matters; and (vi) Regulation S under the Securities Act.

Certain Covenants

  General. Subject to certain exceptions, pursuant to the Purchase Agreements, from the date of the Purchase Agreements until the Closing, each of LaSalle Partners and the JLW Parent Companies has agreed to conduct its respective business only in the ordinary and usual course and substantially in the same manner as previously conducted. During such period, each of LaSalle Partners and the JLW Parent Companies also will (and the JLW Seller which is the parent thereof will cause such JLW Parent Company to), and will cause each of their respective subsidiaries to, use commercially reasonable efforts to preserve intact the existing relationships with its clients and perform all acts to be performed by it pursuant to the Purchase Agreements, the other Transaction documents and certain documents relating to the Integration.

  The Purchase Agreements also contemplate that, subject to certain exceptions, from the date of the Purchase Agreements until the Closing, neither LaSalle Partners, the JLW Parent Companies nor any of their subsidiaries will take any action that would result in the respective representations and warranties of LaSalle Partners, the JLW Sellers, the JLW Companies and the Management Shareholders under the Purchase Agreements or of the JLW Shareholders under the agreements pursuant to which JLW Shareholders are deemed to become parties to the Purchase Agreements (the "Joinder Agreements") being untrue in any material respect or any of the conditions to the Closing not being satisfied. Specifically, neither LaSalle Partners, the JLW Parent Companies, nor any of their respective subsidiaries may, among other things: (i) amend their respective organizational documents; (ii) subject to certain exceptions, incur any indebtedness or guarantee any indebtedness, or make any loans, advances or capital contributions to, or investments in, any other entity; (iii) acquire any material assets of or equity interests in any other entity; (iv) subject to certain exceptions, pay any claims or obligations; (v) pay, discharge or satisfy any material lien; (vi) permit or allow any of its material properties or assets to be subjected to any lien; (vii) waive any rights of material value or sell or transfer any of its respective properties or assets; (viii) enter into any employment or severance agreement with any partner, officer, director, shareholder or employee who would receive annual compensation in excess of $100,000; (ix) enter into or amend any bonus, pension, profit sharing or other plan in respect of the compensation payable or to become payable to any of its officers, directors or employees; (x) make any pension, retirement, profit sharing, bonus or other employee welfare or benefit payment or contribution, other than in the ordinary course of business consistent with past practice, or voluntarily accelerate the vesting of any compensation or benefit; (xi) declare, pay or make any dividend or other distribution in respect of its issued share capital, or redeem, purchase or otherwise acquire any of its issued share capital; (xii) issue, allot or sell any equity securities or issue, grant or sell any right of any kind that calls for the issuance of any equity securities; (xiii) make any change in any accounting or tax principles, practices or methods; (xiv) make any material tax election or settle or compromise any material income tax liability; (xv) terminate, amend or fail to perform any obligations under any material agreement; (xvi) enter into any material joint venture or partnership; or (xvii) settle any material lawsuits, claims, investigations or proceedings.

Additional Covenants

  JLW Companies and JLW Sellers. Each of JLW England, JLW Scotland and JLW Ireland has also agreed to cause its respective Closing Net Worth to be positive on the Closing Date. The JLW Asia Parent Companies and the JLW Asia Sellers, and the JLW Australasia Parent Companies and the JLW Australasia Sellers, have agreed to cause the Closing Net Worth of the JLW Asia Parent Companies and the JLW Australasia Parent Companies, respectively, to be positive on the Closing Date. The JLW Asia Sellers and the JLW Australasia Sellers have agreed that, other than pursuant to certain exceptions, following the Closing Date, no JLW Asia Seller or JLW Australasia Seller is permitted to make, or to allow certain subsidiaries that are being retained by the JLW Asia Sellers or the JLW Australasia Sellers (the "Continuing Affiliates") to make, use of the names "Jones Lang Wootton" or "JLW" or associated marks, or any confusingly similar names or marks, and each such JLW Seller and Continuing Affiliate will have to remove such words from its corporate title.

  LaSalle Partners. LaSalle Partners has agreed to use commercially reasonable efforts to cause the Consideration Shares to be approved for listing on the NYSE, subject to official notice of issuance, on or prior to the Integration Commencement Date, and to cause the Special Meeting to be held for the purpose of voting on the approval of: (i) the Share Issuance; (ii) the Charter Amendment and (iii) the Stock Plan Amendment (collectively, the "Proposed Actions").

  The approval of the Proposed Actions by the stockholders of LaSalle Partners is a condition to the consummation of the Transactions. See "--Conditions to the Transactions." As required by the Purchase Agreements, this Proxy Statement includes the approval and recommendation of the LaSalle Partners board of directors in favor of the Proposed Actions, and unless the LaSalle Partners board of directors modifies or withdraws such recommendation, LaSalle Partners is obligated to use all reasonable efforts to solicit from its stockholders proxies in favor of the Proposed Actions and to take all other actions advisable to secure the requisite vote or consent of stockholders required by Maryland law and the NYSE. The LaSalle Partners board of directors may modify or withdraw such recommendation, but only if and to the extent that
(i) a "LaSalle Partners Acquisition Proposal" has been made prior to the time that the LaSalle Partners board of directors determines to withdraw or modify its recommendation, (ii) the LaSalle Partners board of directors reasonably concludes in good faith, based on advice from its outside counsel, that the failure to make such withdrawal or

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

modification would violate the fiduciary duties of the LaSalle Partners board of directors under applicable law, and (iii) LaSalle Partners has delivered to the Shareholders' Representatives, at least two business days prior to such withdrawal or modification, a written notice advising the Shareholders' Representatives that LaSalle Partners has received a LaSalle Partners Acquisition Proposal, identifying the person making such LaSalle Partners Acquisition Proposal, setting forth the material terms and conditions of such LaSalle Partners Acquisition Proposal and indicating that the LaSalle Partners board of directors proposes to withdraw or modify its recommendation. "LaSalle Partners Acquisition Proposal" means any offer or proposal for, or any indication of interest in, a merger, consolidation or other business combination involving LaSalle Partners, other than the transactions contemplated by the Purchase Agreements.

  LaSalle Partners has agreed to assume certain indemnification obligations and provide certain guarantees, as specified in the Purchase Agreements.

Stock Options

  Pursuant to the Purchase Agreements, to the extent that LaSalle Partners issues or grants (i) any stock options or other stock based incentive awards or (ii) any cash-based awards granted under a stock based incentive plan (the awards referred to in (i) and (ii) being sometimes referred to herein as "Stock Options") to any employees of LaSalle Partners, which employees were so employed prior to the Closing Date (other than any new employees hired after June 30, 1998), at any time after June 30, 1998 and prior to the third anniversary of the Closing Date, LaSalle Partners will cause an equivalent number of Stock Options to be issued or granted, on or about the time of such grant or issuance (or, in the case of Stock Options granted or issued prior to the Closing Date, as soon as reasonably practicable after the Closing Date) to employees of Jones Lang LaSalle or any subsidiary thereof who were employees of the JLW Companies immediately prior to the Closing Date.

Indemnification of Directors

  Pursuant to the Purchase Agreements, for a period of three years following the Closing Date, LaSalle Partners may not amend any charter, bylaw or other constitutional document of any JLW Company, in each case as in effect at June 30, 1998, in such a way as to remove or reduce any right to indemnification thereunder in favor of any director, partner or officer thereof.

Other Offers

  JLW Companies. From the date of the Purchase Agreements until the termination of the Purchase Agreements, the JLW Sellers and the JLW Parent Companies may not, and will cause each JLW Company which is a direct or indirect subsidiary thereof not to, and will not permit the partners, directors, officers, employees, agents and advisors of the JLW Sellers and the JLW Companies to, directly or indirectly, (i) take any action to solicit, initiate or knowingly encourage any "JLW Acquisition Proposal" or (ii) engage in negotiations with, disclose any non-public information relating to any JLW Seller or JLW Company or afford access to the properties, books or records of any JLW Seller or JLW Company, to any person that may be considering making, or has made, a JLW Acquisition Proposal. Any JLW Company may, however, respond to inquiries with respect to a JLW Acquisition Proposal for the sole purpose of informing the inquiring person that no discussions of any kind may occur while such discussions are prohibited by the Purchase Agreements. "JLW Acquisition Proposal" means any offer or proposal for, or any indication of interest in, a merger, consolidation or other business combination involving any of the JLW Sellers or the JLW Companies, other than the transactions contemplated by the Purchase Agreements.

  LaSalle Partners. From the date of the Purchase Agreements until the termination of the Purchase Agreements, LaSalle Partners may not, and will cause its directors, officers, employees, agents and advisors not to, directly or indirectly, (i) take any action to solicit, initiate or knowingly encourage any "LaSalle Partners Acquisition Proposal" or (ii) engage in negotiations with, disclose any non-public information relating to LaSalle Partners or afford access to the properties, books or records of LaSalle Partners to, any person that may be

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

considering making, or has made, a LaSalle Partners Acquisition Proposal. LaSalle Partners may, however, engage in any such actions with any person who has made a LaSalle Partners Acquisition Proposal, as well as take such other actions as are customarily undertaken in connection with the negotiation and evaluation of a LaSalle Partners Acquisition Proposal, if the LaSalle Partners board of directors reasonably concludes in good faith based on advice from its outside counsel that the failure to take such action would violate the fiduciary duties of the LaSalle Partners board of directors under applicable law. Prior to any such negotiations or other actions, however, the person making the LaSalle Partners Acquisition Proposal must enter into a confidentiality agreement with LaSalle Partners on customary terms. LaSalle Partners must keep the Shareholders' Representatives fully informed on a current basis of the status and details of any LaSalle Partners Acquisition Proposal and any request for information. LaSalle Partners and the LaSalle Partners board of directors are not prohibited from talking and disclosing to LaSalle Partners' stockholders a position with respect to a LaSalle Partners Acquisition Proposal by a third party to the extent required under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or from making such disclosure to the LaSalle Partners' stockholders which, in the judgment of the LaSalle Partners board of directors based on the advice of outside counsel, is required under applicable law.

Directors and Executive Officers of Jones Lang LaSalle

  Directors. During the Transition Period, the Jones Lang LaSalle board of directors will be composed of 14 directors. As of the Closing, seven of such directors will be LaSalle Partners Directors and seven of such directors will be JLW Directors, provided, that at least three of the LaSalle Partners Directors and three of the JLW Directors must be Independent Directors. The initial LaSalle Partners Employee Directors will be Mr. Stuart L. Scott, Mr. Robert C. Spoerri, Mr. M.G. Rose and Mr. Daniel W. Cummings. The initial LaSalle Partners Independent Directors will be Mr. Darryl Hartley-Leonard, Mr. Thomas C. Theobald and Mr. John R. Walter. The initial JLW Employee Directors will be Mr. Christopher A. Peacock, Mr. Michael J. Smith, Mr. Peter H.T. Lee and Mr. Clive J. Pickford. The initial JLW Independent Directors will be Professor Henri-Claude de Bettignies, Mr. Derek A. Higgs and Dr. David K.P. Li.

  If, prior to the Closing, any LaSalle Partners Director or JLW Director declines or is unable to serve, LaSalle Partners or the Sellers' Representatives, as the case may be, will designate another individual to serve in such designees' place, subject to the requirement that at least three of the LaSalle Partners Directors and three of the JLW Directors are required to be Independent Directors and subject to the approval of the Sellers' Representatives (in the case of the LaSalle Partners Directors) or LaSalle Partners (in the case of the JLW Directors) which approval may not be unreasonably withheld or delayed. LaSalle Partners will cause the individuals designated by the Sellers' Representatives as the initial JLW Directors to be appointed as directors of LaSalle Partners immediately following the Closing.

  The initial designation of the JLW Directors among the three classes of directors comprising the Jones Lang LaSalle board of directors will be agreed to by LaSalle Partners and the Sellers' Representatives, provided that the LaSalle Partners Directors and the JLW Directors will be divided as equally as is feasible among such classes. During the Transition Period, each standing committee of the Jones Lang LaSalle board of directors will be constituted of an equal number of LaSalle Partners Directors (who will be selected by the LaSalle Partners Nominating Committee) and JLW Directors (who will be selected by the JLW Nominating Committee).

  The number of directors comprising the full Jones Lang LaSalle board of directors may at any time be increased to fifteen by a resolution approved by the LaSalle Partners Nominating Committee and the JLW Nominating Committee and by a majority of the entire Jones Lang LaSalle board of directors. At any time when a fifteenth director is in office, the LaSalle Partners Nominating Committee and the JLW Nominating Committee may, acting as a single committee, appoint the fifteenth director as an additional member of any committee of the Jones Lang LaSalle board of directors, which appointment must be approved by a majority of the members of the LaSalle Partners Nominating Committee and a majority of the members of the JLW Nominating Committee.

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

  During the Transition Period, the LaSalle Partners Employee Directors in office from time to time, together with two or more LaSalle Partners Independent Directors selected by such LaSalle Partners Employee Directors, will constitute the LaSalle Partners Nominating Committee with the powers and duties delegated to such committee in the Amended Bylaws, and the JLW Employee Directors in office from time to time, together with two or more JLW Independent Directors selected by such JLW Employee Directors will constitute the JLW Nominating Committee with the powers and duties delegated to such committee in the Amended Bylaws. Except as otherwise set forth in the Amended Bylaws, the LaSalle Partners Nominating Committee and the JLW Nominating Committee (collectively, the "Nominating Committees") will exercise all power and authority of the Jones Lang LaSalle board of directors with respect to the designation of persons as the nominees of such board for election to, or designating persons to fill vacancies on, such board. Any director elected by the Jones Lang LaSalle Board to replace any JLW Director must be nominated by the JLW Nominating Committee, and any director elected by the Jones Lang LaSalle board to replace any LaSalle Partners Director must be nominated by the LaSalle Partners Nominating Committee.

  During the Transition Period, prior to each meeting of the stockholders of Jones Lang LaSalle at which the term of office of any LaSalle Partners Director is expiring or at which any replacement for a LaSalle Partners Director is to be elected, the LaSalle Partners Nominating Committee may designate a nominee for election to such position (which designee must be reasonably acceptable to the JLW Nominating Committee), and prior to each meeting of the stockholders of Jones Lang LaSalle at which the term of office of any JLW Director is expiring or at which any replacement for a JLW Director is to be elected, the JLW Nominating Committee may designate a nominee for election to such position (which designee must be reasonably acceptable to the LaSalle Partners Nominating Committee). At all times during the Transition Period, at least three LaSalle Partners Directors and at least three JLW Directors must at all times be Independent Directors and at least one JLW Independent Director must at all times have his primary place of business and residence outside of the United Kingdom.

  During the Transition Period, if any LaSalle Partners Director is removed from the Jones Lang LaSalle board of directors, becomes disqualified, resigns, retires, dies or otherwise cannot continue to serve as a member of such board, the LaSalle Partners Nominating Committee will have the exclusive power to designate a person to fill such vacancy, and if any JLW Director is removed from the Jones Lang LaSalle Board, becomes disqualified, resigns, retires or otherwise cannot continue to serve as a member of such board, the JLW Nominating Committee will have the exclusive authority on behalf of the entire Jones Lang LaSalle board of directors to appoint a designee to fill such vacancy, in each case subject to the approval of a majority of the directors then remaining in office.

  During the Transition Period, in the event that the number of members constituting the Jones Lang LaSalle board of directors is increased to fifteen as set forth in the Purchase Agreements, the LaSalle Partners Nominating Committee and the JLW Nominating Committee, acting as a single committee will elect an Independent Director to fill such vacancy. Such Independent Director must be approved by a majority of the members of the LaSalle Partners Nominating Committee, a majority of the members of the JLW Nominating Committee and a majority of the entire Jones Lang LaSalle board of directors. Prior to any meeting of the stockholders of Jones Lang LaSalle at which the term of office of such fifteenth director is expiring or at which a replacement for such director is to be elected, the LaSalle Partners Nominating Committee and the JLW Nominating Committee, acting as a single committee, will designate a nominee for such position which Independent Director must be approved by a majority of the members of the LaSalle Partners Nominating Committee and a majority of the members of the JLW Nominating Committee. During the Transition Period, neither the Jones Lang LaSalle board of directors nor any committee thereof will nominate (or cause there to be nominated) any person to replace such fifteenth director who has not been so designated by the Nominating Committees. In the event that such fifteenth director is removed from the Jones Lang LaSalle board of directors, becomes disqualified, resigns, retires, dies or otherwise cannot continue to serve as a member of such board, the LaSalle Partners Nominating Committee and the JLW Nominating Committee, acting as a single committee, will have exclusive power on behalf of the Jones Lang LaSalle board of directors to designate a person to fill such vacancy and will jointly,

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

acting as a single committee, designate an Independent Director to serve in such position. Such Independent Director must be approved by a majority of the members of the LaSalle Partners Nominating Committee, a majority of the members of the JLW Nominating Committee and a majority of the directors then remaining in office.

  Executive Officers. The Purchase Agreements and the Amended Bylaws provide that for a period of at least two years immediately following the Closing, or until earlier removal, disqualification, resignation, retirement, death or incapacity, (i) Mr. Stuart L. Scott will hold the position of Chairman of the Board and Chief Executive Officer of Jones Lang LaSalle and (ii) Mr. Christopher A. Peacock will hold the position of President, Deputy Chief Executive Officer and Chief Operating Officer of Jones Lang LaSalle. If at any time during the Transition Period, the position of Chairman of the Board and Chief Executive Officer of Jones Lang LaSalle or President, Deputy Chief Executive Officer and Chief Operating Officer of Jones Lang LaSalle becomes vacant, such vacancy will be filled by a majority vote of the entire Jones Lang LaSalle board of directors. During the two-year period immediately following the Closing, the Chairman of the Board and Chief Executive Officer of Jones Lang LaSalle and President, Deputy Chief Executive Officer and Chief Operating Officer of Jones Lang LaSalle must be selected from the LaSalle Partners Employees and the JLW Employees. During such period, (i) if the office of the Chairman and Chief Executive Officer of Jones Lang LaSalle is held by a LaSalle Partners Employee, then the office of President, Deputy Chief Executive Officer and Chief Operating Officer of Jones Lang LaSalle must be held by a JLW Employee and (ii) if the office of Chairman of the Board and Chief Executive Officer of Jones Lang LaSalle is held by a JLW Employee, then the office of President, Deputy Chief Executive Officer and Chief Operating Officer of Jones Lang LaSalle must be held by a LaSalle Partners Employee.

  During the Transition Period, the Chairman of the Board and Chief Executive Officer, and the President, Deputy Chief Executive Officer and Chief Operating Officer of Jones Lang LaSalle may only be removed from office by a majority vote of the entire Jones Lang LaSalle board of directors, provided, that neither Mr. Scott nor Mr. Peacock may be removed from such respective positions with or without cause, prior to the second anniversary of the Closing, unless such removal is approved by at least two-thirds of the entire Jones Lang LaSalle board of directors.

  During the Transition Period, the affirmative vote of at least 75% of the entire Jones Lang LaSalle board of directors will be required to alter or amend, or adopt any provision inconsistent with, or repeal, in whole or in part, the articles of the Amended Bylaws containing the foregoing provisions.

Employee Trusts

  At or prior to the Closing Date, LaSalle Partners will establish the ESOT for the purpose of holding the ESOT Shares deposited therein by LaSalle Partners for distribution to certain current and former employees of the JLW Companies. The ESOT Trustee will be Harris Trust and Savings Bank. The fees and expenses of the ESOT Trustee will be paid by Jones Lang LaSalle.

  The ESOT Trustee may not allocate, distribute or dispose of trust assets without the prior written instructions of the Shareholders' Representatives and Jones Lang LaSalle or their designees and will execute, in its capacity as trustee, a stockholder agreement which contains comparable provisions to the Stockholder Agreement, as appropriately modified. The ESOT Trustee must vote consistently with the terms of the stockholder agreement applicable to the trust. In any voting matter for which such agreement does not prescribe how the trust shares are to be voted, such shares must be voted in the same proportions as the other shares of LaSalle Partners common stock that are voted in respect of such matter.

  Except as provided below, the Shareholders' Representatives' discretion will be absolute as to the identity of beneficiaries, the number of shares allocated to each and the timing of such allocations and the related distributions, subject to (i) limitation (subject to failure of certain vesting conditions) on the aggregate number of shares allocated to each Region or countries within a Region and (ii) restrictions on timing and amount of allocations and distributions referred to below. Without LaSalle Partners' consent (which will not be

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

unreasonably withheld), no shares may be allocated or distributed to any person who received Consideration Shares in the Transactions, if such allocation or distribution would adversely affect LaSalle Partners' tax or accounting position or to any former employee.

  Allocations may only be made by the ESOT Trustee (following written instructions from the Shareholders' Representatives and Jones Lang LaSalle) on the Closing Date, December 31, 1999 and December 31, 2000. No allocations may be made after December 31, 2000. Certain allocations may be made subject to one or more vesting conditions in relation to all or a portion of the allocated shares. The vesting conditions of the agreements relating to the ESOT Shares will generally replicate the forfeiture arrangements described in "The Transactions--Consideration--Forfeiture Provisions." Any shares with respect to which the vesting conditions are not met will be subject to reallocation (free of any vesting conditions) on December 31, 2000. ESOT Shares are anticipated to be allocated as follows: 915,542 shares at Closing, 246,415 shares on December 31, 1999 and 610,367 shares on December 31, 2000.

  ESOT Indemnification Shares and ESOT Adjustment Shares may be distributed at any time after receipt from the Indemnity Escrow Agent. Any prospective beneficiary of ESOT Shares will first be required to execute a stockholder agreement in a form reasonably satisfactory to LaSalle Partners and the Shareholders' Representatives which will contain comparable provisions to the Stockholder Agreements, as appropriately modified.

Conditions to the Transactions

  Conditions to the JLW Shareholders' and LaSalle Partners' Obligations to Consummate the Transactions. The Purchase Agreements subject the obligations of LaSalle Partners and the JLW Shareholders, Related JLW Owners, JLW Sellers and JLW Parent Companies to perform their respective obligations under the Purchase Agreements, to the satisfaction or waiver by LaSalle Partners, the Sellers' Representatives and the Shareholders' Representatives on or before the Integration Commencement Date or the Closing Date, as specified, of certain conditions, including the following: (i) on the Integration Commencement Date and on the Closing Date, there being no effective order of any nature issued by a court or other governmental authority of competent jurisdiction directing that the Transactions or any of them not be consummated; (ii) on the Integration Commencement Date and on the Closing Date, there being no pending action or investigation ("Action") by any government authority (or by any other entity any Action which has a reasonable likelihood of success) (A) challenging or seeking to restrain or prohibit the Transactions or seeking to obtain in connection with the Transactions any damages that would reasonably be expected to have a LaSalle Partners Material Adverse Effect or a JLW Material Adverse Effect, (B) seeking to prohibit or limit the ownership or operation by LaSalle Partners or the JLW Companies of any material portion of their respective businesses or assets or (C) seeking to prohibit LaSalle Partners from exercising its rights under or otherwise enjoying the benefits of the Operative Agreements; (iii) on the Integration Commencement Date, all authorizations or expirations of applicable waiting periods imposed by any governmental authority, necessary for the consummation of the Transactions, having been obtained or filed or having occurred and being in effect, except where the failure of which to be obtained or filed or to have occurred and be in effect would not have or reasonably be expected to have a LaSalle Partners Material Adverse Effect or a JLW Material Adverse Effect or result in a violation of any criminal laws; (iv) on the Integration Commencement Date, there having been obtained or received and in effect certain enumerated consents and all consents from third persons (other than government authorities) to the Transactions that may be required under any contracts or licenses to which LaSalle Partners, any JLW Partnership or any JLW Company is a party or bound with respect to which the failure to obtain or receive would have or would reasonably be expected to have a LaSalle Partners Material Adverse Effect or a JLW Material Adverse Effect; (v) on or before the Integration Commencement Date, the Share Issuance, the Charter Amendment and the Stock Plan Amendment having been approved by the requisite vote of the LaSalle Partners stockholders; (vi) on or before the Closing Date, the transactions contemplated by the Integration Plan and the Integration Agreements (other than certain post-closing actions) having been consummated in accordance with the terms and conditions of the Integration Plan and the Integration Agreements, and the Integration having been consummated in all material respects in

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accordance with all applicable laws; (vii) on or prior to the Integration
Commencement Date, each JLW Shareholder and each Related JLW Owner listed on the Final Master Shareholder List having duly executed and delivered to LaSalle Partners (A) a Joinder Agreement, (B) a Stockholder Agreement and (C) the Escrow Agreement; and (viii) the Articles of Amendment and Restatement of LaSalle Partners and the amendment to the Articles of Incorporation of LACM having become effective.

  As used herein, a "JLW Material Adverse Effect" means (i) an individual or cumulative material adverse change in, or effect on, the business, properties, assets, liabilities, financial condition or results of operations of the JLW Companies, taken as a whole, (ii) an individual or cumulative event or development that is reasonably expected to have a material adverse change in or effect on the business, properties, assets, liabilities, financial condition or results of operations of the JLW Companies, taken as a whole, or
(iii) any adverse change which would prevent any JLW Shareholder, JLW Partnership or JLW Parent Company from consummating the Transactions. A "LaSalle Partners Material Adverse Effect" means (i) an individual or cumulative material adverse change in, or effect on, the business, properties, assets, liabilities, financial condition or results of operations of LaSalle Partners, (ii) an individual or cumulative event or development that is reasonably expected to have a material adverse change in or effect on the business, properties, assets, liabilities, financial condition or results of operations of LaSalle Partners, or (iii) any adverse change which would prevent LaSalle Partners from consummating the Transactions.

  Additional Conditions to the Obligations of LaSalle Partners. The Purchase Agreements subject the obligation of LaSalle Partners to perform its obligations relating to the Closing under the Purchase Agreements and the other Operative Agreements to the satisfaction or waiver by LaSalle Partners on or before the Integration Commencement Date or the Closing Date, as specified, of certain additional conditions, including the following: (i) the representations and warranties of the JLW Shareholders, the Related JLW Owners, the JLW Sellers, the JLW Parent Companies and the Management Shareholders set forth in the Purchase Agreements, the other Operative Agreements and the Integration Agreements being true and correct in all material respects at and as of the Integration Commencement Date, with the same force and effect as though made at and as of the Integration Commencement Date; (ii) the representations and warranties of (A) the JLW Sellers, the JLW Parent Companies and the Management Shareholders set forth in Section 3.1 of the Purchase Agreements, (B) certain JLW Sellers set forth in Article IIIA of each of the JLW Asia Purchase Agreement and the JLW Australasia Purchase Agreement and (C) the JLW Shareholders and the Related JLW Owners contained in the applicable Joinder Agreements being true and correct in all respects as of the Closing Date; (iii) on the Integration Commencement Date and the Closing Date, respectively, certain parties affiliated with the JLW Companies, the JLW Shareholders and the Related JLW Owners, respectively, having performed and complied in all material respects with all their obligations and agreements under the Purchase Agreements and the other Operative Agreements to be performed or complied with at or prior to the Integration Commencement Date or the Closing Date, respectively; (iv) LaSalle Partners having received certificates, dated the Integration Commencement Date and the Closing Date, respectively, signed by each of the JLW Sellers, JLW Parent Companies and the Management Shareholders certifying to the fulfillment of the conditions set forth in clauses (i), (ii) and (iii) of this paragraph; (v) on the Closing Date, LaSalle Partners having received opinions of counsel to the JLW Sellers and the JLW Parent Companies as to such matters as LaSalle Partners shall reasonably request, dated the Closing Date; (vi) with certain exceptions, on the Integration Commencement Date, all amounts owed by any Related Party having been paid in full; (vii) on the Integration Commencement Date, since June 30, 1998, there having been no JLW Material Adverse Effect; (viii) certain annuity schemes having been terminated in a manner reasonably acceptable to LaSalle Partners; (ix) LaSalle Partners having received a general release from each Continuing Affiliate; and (x) certain liens of the JLW Australasia Companies having been paid, discharged or satisfied in full.

  Additional Conditions to the Obligations of the JLW Shareholders. The Purchase Agreements subject the obligation of each of the JLW Shareholders, Related JLW Owners, JLW Sellers and JLW Companies to perform their respective obligations relating to the Closing under the Purchase Agreements and the Integration Agreements to the satisfaction or waiver on or before the Integration Commencement Date or the Closing Date, as specified,

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

by the Sellers' Representatives and the Shareholders' Representatives of certain conditions, including the following: (i) on the Integration Commencement Date, each representation and warranty of LaSalle Partners made in the Purchase Agreements being true and correct in all material respects at and as of the Integration Commencement Date, with the same force and effect as though made at and as of the Integration Commencement Date; (ii) on the Integration Commencement Date and the Closing Date, respectively, LaSalle Partners having performed and complied in all material respects with all its obligations and agreements under the Purchase Agreements and the other Operative Agreements to be complied with at or prior to the Integration Commencement Date and the Closing Date, respectively; (iii) the Shareholders' Representatives having received certificates, dated the Integration Commencement Date and the Closing Date, respectively, signed by an executive officer of LaSalle Partners certifying to the fulfillment of the conditions set forth in clauses (i) and (ii) of this paragraph; (iv) on the Closing Date, the Sellers' Representatives having received opinions of counsel to LaSalle Partners as to such matters as the Sellers' Representatives and the Shareholders' Representatives shall reasonably request, dated the Closing Date; (v) on the Integration Commencement Date, the Sellers' Representatives having received a certificate from LaSalle Partners, in form and substance reasonably satisfactory to counsel to the JLW Parent Companies from the Department of Assessments and Taxation of Maryland, evidencing the good standing of LaSalle Partners under the laws of Maryland and its current payment of taxes; (vi) on or before the Integration Commencement Date, the Consideration Shares having been approved for listing on the NYSE, subject to official notice of issuance; (vii) on the Integration Commencement Date, since June 30, 1998, there having been no LaSalle Partners Material Adverse Effect;
(viii) the JLW Directors having been elected to the Jones Lang LaSalle board of directors (and the only other directors on the Jones Lang LaSalle board of directors being the LaSalle Partners Directors), effective immediately following the Closing, and Mr. Christopher A. Peacock and Mr. Michael J. Smith having been elected to the offices of President, Deputy Chief Executive Officer and Chief Operating Officer and Deputy Chairman, respectively, of Jones Lang LaSalle; (ix) the obligations of certain of the JLW Companies to indemnify the partners of JLW England, JLW, JLW Scotland and JLW Ireland, having been guaranteed by a subsidiary of LaSalle Partners with net assets in excess of $10 million; and (x) the Amended Bylaws having been adopted and not rescinded, modified or amended.

  All conditions to the Acquisition are waivable. To the extent that material conditions to the Transactions are waived, LaSalle Partners intends to resolicit stockholders.

Termination of the Purchase Agreements

  At any time prior to the Closing, each Purchase Agreement, Joinder Agreement and the other Operative Agreements may be terminated: (a) by mutual consent of LaSalle Partners and the Sellers' Representatives; (b) by either the Sellers' Representatives or LaSalle Partners if the Closing has not occurred on or before March 31, 1999, unless such failure is due to the failure of the party seeking to terminate such Purchase Agreement (or the failure of any JLW Company, JLW Seller, Management Shareholder, JLW Shareholder or Related JLW Owner in the case of termination by the Sellers' Representatives) to fulfill any obligation, covenant or agreement of such party set forth in any Purchase Agreement, any other Operative Agreement or any Integration Agreement; (c) by either the Sellers' Representatives or LaSalle Partners if the Closing has not occurred on or before September 30, 1999, regardless of whether the party seeking to terminate is in breach of the Purchase Agreement; (d) by either the Sellers' Representatives or LaSalle Partners if any court of competent jurisdiction or other government authority has issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the Transactions and such order, decree, ruling or other action has become final and nonappealable; (e) by either the Sellers' Representatives or LaSalle Partners (provided, that the JLW Shareholders, the Related JLW Owners or the JLW Companies, JLW Sellers and Management Shareholders, in the case of termination by the Sellers' Representatives, or LaSalle Partners, in the case of termination by LaSalle Partners, is not then in material breach of any representation, warranty or covenant in such Purchase Agreement) in the event of certain types of material breaches of any of the representations, warranties or covenants in such Purchase Agreement on the part of the other party, which breach is not cured within 60 days following written notice of such breach; (f) by either the Sellers' Representatives or LaSalle Partners, if the LaSalle Partners stockholders do not approve or revoke or rescind approval of the Proposed Actions; (g) by the Sellers'

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

Representatives, if the LaSalle Partners board of directors has not approved and recommended, or withdrawn or modified in a manner adverse to the JLW Companies its approval or recommendation of the Acquisition or failed to call and hold the Special Meeting; or (h) by LaSalle Partners or the Sellers' Representatives, if a put right or call right relating to the equity interests of the JLW Parent Companies has not been exercised during the Exercise Period.

  In the event of any termination, the Transactions will be terminated and abandoned, without further action by any party and no party will have any liability or obligation with respect to any other party, except (i) as provided below with respect to expense reimbursement and termination fees,
(ii) with respect to the confidentiality agreement entered into among the parties and (iii) for wilful breach by such party of the Purchase Agreements, provided, that in the case of wilful breach by certain parties affiliated with the JLW Companies, LaSalle Partners will not be entitled to recover any damages or obtain any similar relief from any JLW Shareholder, Related JLW Owner, Sellers' Representative or Shareholders' Representative (other than in their capacity as a partner of any JLW Partnership but only to the extent and subject to the limitations described below) or JLW Company. In cases of wilful breach by certain parties affiliated with the JLW Companies, damages or similar relief to which LaSalle Partners might be entitled by reason of any such wilful breach will be obtained solely from the JLW Sellers. LaSalle Partners will have the right, however, to assert any equitable remedies available to LaSalle Partners prior to termination of the Purchase Agreements as a result of a breach or violation of the Purchase Agreements or separate Joinder Agreements.

Termination Fees and Expenses

  The Purchase Agreements provide that expenses incurred in connection with the Purchase Agreements and the Transactions will generally be borne by the party incurring such expense. If, however, the Purchase Agreements are terminated because either (i) the stockholders of LaSalle Partners do not approve the Share Issuance, the Charter Amendment or the Stock Plan Amendment or (ii) the LaSalle Partners board of directors has not approved and recommended, or withdrawn or modified in a manner adverse to certain parties affiliated with the JLW Companies, its approval or recommendation of the Acquisition, LaSalle Partners will be obligated to pay to the Shareholders' Representatives on behalf of the JLW Sellers an aggregate termination fee in the amount of $12,000,000, of which $7,347,979 would be payable to the JLW Partnerships, $3,178,866 would be payable to the JLW Asia Sellers and $1,473,155 would be payable to the JLW Australasia Sellers.

Amendment and Waiver

  At any time prior to the Closing Date, LaSalle Partners, the Sellers' Representatives and the Shareholders' Representatives may: (a) amend any Purchase Agreement; (b) extend the time for the performance of any obligation or other act to be performed pursuant to any Purchase Agreement; (c) waive any inaccuracies in the representations and warranties contained in any Purchase Agreement or in any document delivered pursuant thereto; and (d) waive compliance with any of the agreements or conditions contained in the Purchase Agreements. None of the Purchase Agreements may be amended except by an instrument signed by LaSalle Partners and by the Sellers' Representatives and the Shareholders' Representatives on behalf of all of the JLW Sellers, the JLW Companies, the JLW Shareholders and the Related JLW Owners. Any agreement to an extension or waiver will be valid if in an instrument in writing signed by LaSalle Partners and the Shareholders' Representatives. All conditions to the Acquisition are waivable. To the extent that material conditions to the Acquisition are waived, LaSalle Partners intends to resolicit stockholders.

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

                      THE INDEMNITY AND ESCROW AGREEMENT

  The following summary of certain terms of the Escrow Agreement is qualified in its entirety by reference to the Escrow Agreement included as Annex E herewith. LaSalle Partners Stockholders are urged to read the Escrow Agreement in its entirety. All capitalized terms used in this section but not defined shall have the meanings ascribed to them in the Escrow Agreement or the Glossary of Certain Defined Terms.

General

  As a condition and inducement to LaSalle Partners' willingness to enter into the Purchase Agreements, LaSalle Partners, each JLW Shareholder and Related JLW Owner and the Indemnity Escrow Agent have entered into the Escrow Agreement. On the Closing Date, LaSalle Partners will deposit the Indemnification Shares, including the ESOT Indemnification Shares, and the Adjustment Shares, including the ESOT Adjustment Shares, with the Indemnity Escrow Agent for the purpose of securing the indemnification obligations of the JLW Shareholders and Related JLW Owners and facilitating the closing net worth consideration adjustments. In addition, LaSalle Partners will deposit the Forfeiture Shares issuable to the JLW Shareholders who own the JLW Asia Parent Companies with the Indemnity Escrow Agent to secure indemnification obligations relating to the ownership of the shares of the JLW Asia Companies. The Escrow Agreement is intended to provide LaSalle Partners with economic protection against the liabilities specified in the Escrow Agreement, subject to the limitations set forth therein. The escrow arrangements are being used to reduce the administrative burden and difficulty of reclaiming shares once they have been distributed.

Indemnity

  During the term of the Escrow Agreement, Indemnified Persons will be indemnified, defended and held harmless from and against any and all liabilities and against all claims in respect thereof (individually a "Loss" and, collectively, "Losses") arising out of or relating to:

  . (i) any breach by any JLW Seller of any representation or warranty of such JLW Seller contained in Article III of any Purchase Agreement or in certain certificates delivered to LaSalle Partners, (ii) subject to certain limitations, all taxes of the JLW Partnerships and the JLW Companies (whether or not shown as due on any tax return) attributable to any taxable year or period ending on or before the Closing Date, except for taxes which are reserved for and shown on the finally determined Closing Balance Sheets (the "Final Closing Balance Sheets") and (iii) any claim for indemnification against Jones Lang LaSalle made pursuant to certain director indemnification agreements, but only to the extent that the claim that gave rise to such indemnification claim arose out of or was related to the allocation of consideration among the JLW Shareholders (a claim for indemnification based on (A) a breach referred to in clause
    (i) or clause (iii) above or (B) in respect of any such taxes referred to in clause (ii) above, an "Entity Misrepresentation Claim");

  . any intentional and willful breach by any Management Shareholder of any representation or warranty of such Management Shareholder contained in the Purchase Agreements or in any certificate delivered by each such Management Shareholder (a claim for indemnification based on such a misrepresentation or breach of warranty, a "Management Misrepresentation Claim");

  . any breach by any JLW Shareholder or Related JLW Owner of any representation or warranty of such JLW Shareholder or Related JLW Owner contained in any Joinder Agreement (a claim for indemnification based on such a breach, an "Individual Shareholder Misrepresentation Claim");

  . any breach by any JLW Seller or JLW Parent Company of any covenant or agreement of such party contained in any Purchase Agreement (a claim for indemnification based on such a breach, an "Entity Covenant Claim");

  . any breach by any JLW Shareholder or Related JLW Owner of any covenant or agreement of such JLW Shareholder or Related JLW Owner contained in any Joinder Agreement (a claim for indemnification based on such a breach, a "Shareholder Covenant Claim");

  . certain claims specified in the Escrow Agreement in each case to the extent such matter is not accrued against in any Final Closing Balance Sheet (each such claim, a "Specified Claim");

  Each JLW Shareholder and, if applicable, Related JLW Owner (jointly and severally between such shareholder and its Related JLW Owner) severally agrees to indemnify, defend and hold harmless the Indemnified Persons from and against:

  . all taxes of each JLW Shareholder and, if applicable, Related JLW Owner and any social security contributions or similar employment tax imposed on any of the JLW Companies and any taxes required to be withheld as a result of or in connection with the income of or the payment or transfer of consideration to, each such JLW Shareholder and/or Related JLW Owner (but excluding any transfer taxes), but in each case only to the extent such taxes are not reserved for and shown on the Final Closing Balance Sheets (a claim for indemnification based on such taxes, an "Employment Tax Claim");

  . any transfer taxes arising out of or in connection with any transaction between the JLW Shareholder and/or such Related JLW Owner, on the one hand, and LaSalle Partners, the JLW Sellers or the JLW Companies, on the other hand, contemplated by the Purchase Agreements (including the Integration) or the Escrow Agreement, but only to the extent the aggregate amount of transfer taxes indemnifiable by all JLW Shareholders and Related JLW Owners exceeds the greater of (i) $3.0 million and (ii) the amount reserved for and shown on the Final Closing Balance Sheets (a claim for indemnification based on such taxes, a "Transfer Tax Claim"); and

  . all expenses incurred in connection with enforcing arbitrator awards pursuant to the Escrow Agreement ("Indemnification Expenses").

  A group of JLW Shareholders (and Related JLW Owners) specified in the Escrow Agreement jointly and severally agree to indemnify, defend and hold harmless the Indemnified Persons from and against all taxes of JLW (NZ) Holdings Parent and JLW Australia Parent for any taxable year or taxable period ending on or before the Closing Date, except to the extent reserved for and shown on the Final Closing Balance Sheets (a claim for indemnification based on such taxes, a "Holding Company Tax Claim").

  Each JLW Shareholder (and Related JLW Owner) that is a shareholder of JLW Continuation agrees severally (but jointly and severally between each such shareholder and its Related JLW Owner) to indemnify, defend and hold harmless the Indemnified Persons from and against all taxes of JLW Continuation for any taxable year or taxable period occurring on or before the Closing Date (a claim for indemnification based on such taxes, a "JLW Continuation Tax Claim" and, collectively with any Employment Tax Claim, Holding Company Tax Claim and Transfer Tax Claim, a "Tax Claim").

  A group of JLW Shareholders (and Related JLW Owners) specified in the Escrow Agreement severally (but jointly and severally between each such JLW Shareholder and its Related JLW Owner) agree to indemnify, defend and hold harmless the Indemnified Persons from and against all liabilities arising out of or in connection with the Jones Lang Wootton Retired Partners Deed, dated 18th February 1994, as amended, except to the extent reserved for and shown on the applicable Final Closing Balance Sheet ("Retired Partners' Deed Claim").

  A group of JLW Shareholders (and Related JLW Owners) specified in the Escrow Agreement severally (but jointly and severally between each such shareholder and its Related JLW Owner) agree to indemnify, defend and hold harmless the Indemnified Persons from and against all liabilities arising out of or in connection with the Trust Deed and Rules dated April 1, 1994, establishing the Jones Lang Wootton (Hong Kong) Annuity Scheme and any liabilities arising out of any claims by ex-directors of JLW Hong Kong to profit shares pursuant to their rights as creditors thereof, except to the extent reserved for and shown on the applicable Final Closing Balance Sheet.

  Each JLW Asia Shareholder and JLW Australasia Shareholder, respectively, and such JLW Asia Shareholder's or JLW Australasia Shareholders' Related JLW Owner, if any (jointly and severally between such JLW Asia Shareholder or JLW Australasia Shareholder and its Related JLW Owner), will, severally and not

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

jointly, indemnify, defend and hold harmless the Indemnified Persons from any and all losses and expenses arising out of or relating to (i) any breach by any JLW Asia Seller or JLW Australasia Seller, respectively, of any representation or warranty of any JLW Asia Seller or JLW Australasia Shareholder, respectively, under Article IIIA of the JLW Asia Purchase Agreement or the JLW Australasia Purchase Agreement, respectively, and (ii) any breach by any JLW Asia Seller or JLW Australasia Seller, respectively, of any covenant or agreement of any JLW Asia Seller or JLW Australasia Seller, respectively, under Article I (other than Section 1.4 through 1.9) or Article IIIA of the JLW Asia Purchase Agreement or the JLW Australasia Purchase Agreement, respectively. For purposes of the Escrow Agreement: (A) any claim under clause (i) of the immediately preceding sentence will be deemed an Individual Shareholder Misrepresentation Claim, (B) any claim under clause
(ii) of the immediately preceding sentence will be deemed a Shareholder Covenant Claim, and (C) the several liability of each JLW Asia Shareholder and JLW Australasia Shareholder (in each case together with its Related JLW Owner, if any) will be based on such JLW Asia Shareholder's or JLW Australasia Shareholder's respective pro rata share of the losses and expenses subject to indemnification under the Escrow Agreement, which pro rata share will be based on the proportion that the number of Initial Distribution Shares and Forfeiture Shares allocated to such JLW Asia Shareholder under the JLW Asia Purchase Agreement or JLW Australasia Purchase Agreement, respectively, bears to the aggregate number of Initial Distribution Shares and Forfeiture Shares, respectively, allocated to all JLW Asia Shareholders and JLW Australasia Shareholders under such agreements.

  The sole monetary recourse of any Indemnified Person for any losses or expenses arising from any Entity Misrepresentation Claim or Entity Covenant Claim (a "Recourse Claim") will be from and to the extent of the Indemnification Shares together with any distributions, other than cash dividends, with respect to such Indemnification Shares (the "Escrow Fund"). Such limitation will not, however, preclude equitable remedies that may exist for fraud. Subject to certain exceptions, to the extent that Indemnified Persons incur losses or expenses relating to any Entity Misrepresentation Claims and the Specified Claims, the Indemnified Persons will be entitled to indemnification only with respect to any such claim for such losses and expenses which individually exceeds $100,000 and in any event only if the aggregate amount of all such claims by all Indemnified Persons exceeds $5.0 million, in which case the Indemnified Persons will be indemnified for the full amount of all such claims. For purposes of the Escrow Agreement, the Indemnification Shares shall be deemed to have a value of $32.215 per share. With respect to any Management Misrepresentation Claim, each Management Shareholder who has intentionally and willfully breached any representation or warranty will be severally liable for any losses and expenses arising out of or relating to such breach but only to the extent that such breach would be expected to have a JLW Material Adverse Effect. No minimum claim amount applies to any other claims for indemnification.

  The Forfeiture Shares issuable to the JLW Asia Shareholders will be available in accordance with the terms set forth in the Escrow Agreement solely to satisfy the indemnification obligations of the JLW Asia Shareholders and their Related JLW Owners to the extent a claim is made against the Escrow Fund for any Entity Misrepresentation Claim arising out of or relating to any Asian Title Claim.

  The Indemnified Persons are not required to make a claim against the Escrow Fund with respect to any claim other than a Recourse Claim and may bring separate claims against a JLW Shareholder (and, if applicable, Related JLW Owner) and the Escrow Fund with respect to such claims. However, the Escrow Fund will not be available for losses and expenses incurred as a result of any breach of any covenant contained in any Stockholder Agreement as to which a JLW Shareholder (and, if applicable, Related JLW Owner) will be individually liable. The maximum liability of a JLW Shareholder (and, if applicable, Related JLW Owner) generally cannot exceed the aggregate value of the consideration received or to be received by such JLW Shareholder.

  No Entity Misrepresentation Claim, Management Misrepresentation Claim or Entity Covenant Claim may be asserted unless notice of such claim is given prior to (i) the date which is five (5) business days prior to December 31, 2000 with respect to any Asian Title Claim asserted in respect of the Forfeiture Shares of the JLW Asia Shareholders and (ii) the 450th day after the Closing Date with respect to other claims. Claims with respect to any Shareholder Misrepresentation Claim, Shareholder Covenant Claim or Tax Claim may be asserted at any time.

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

Voting

  The Indemnity Escrow Agent will maintain for each JLW Shareholder and the ESOT a subaccount (a "Subaccount") reflecting each JLW Shareholder's and the ESOT's interest in the Indemnification Shares or other property constituting the Escrow Fund from time to time. The Indemnity Escrow Agent will (to the extent legally permissible) vote the Indemnification Shares allocated to a JLW Shareholder's subaccount in accordance with the applicable provisions of the Stockholder Agreement to which such JLW Shareholder is a party. If the Stockholder Agreement to which a JLW Shareholder is a party does not contain instructions as to how such Indemnification Shares will be voted, the Escrow Agent will vote such Indemnification Shares in accordance with the joint written instructions of LaSalle Partners and such JLW Shareholders. The Indemnity Escrow Agent will (to the extent legally permissible) vote the Indemnification Shares allocated to the subaccount of the ESOT in proportion to the vote of the other Indemnification Shares.

Arbitration

  All controversies subject to indemnification pursuant to the Escrow Agreement will be finally settled (i) exclusively by arbitration between LaSalle Partners and the Shareholders' Representatives with respect to all claims subject to indemnification relating to the Escrow Fund, or (ii) except with respect to claims under the Stockholder Agreements, exclusively by arbitration between LaSalle Partners and the individual JLW Shareholder or JLW Shareholders and/or, if applicable, Related JLW Owner or Related JLW Owners with respect to all other claims subject to indemnification pursuant to the Escrow Agreement.

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

                          THE STOCKHOLDER AGREEMENTS

  The following summary of certain terms of the Stockholder Agreements is qualified in its entirety by reference to the form of Stockholder Agreement included as Annex F herewith. LaSalle Partners Stockholders are urged to read the form of Stockholder Agreement in its entirety. All capitalized terms used in this section and not defined shall have the meanings ascribed to them in the Stockholder Agreements or the Glossary of Certain Defined Terms.

General

  As a condition and inducement to LaSalle Partners' willingness to enter into the Purchase Agreements, each JLW Shareholder has entered into a separate Stockholder Agreement with LaSalle Partners. In the cases where the JLW Shareholder is not a natural person, the Related JLW Owner has entered into a Stockholder Agreement along with such JLW Shareholder. Unless otherwise agreed, the term of the Stockholder Agreements will commence upon the Closing and will terminate on the date (the "Termination Date") that is the earliest to occur of (i) the first business day immediately following the fifth annual meeting of stockholders of Jones Lang LaSalle following the Closing Date and
(ii) June 1, 2003. The Stockholder Agreements are intended to provide appropriate representation on the Jones Lang LaSalle board of directors for the LaSalle Partners stockholders and the JLW Shareholders during a transitional period of approximately four years, as well as to ensure compliance with United States securities laws.

Stockholder Covenants

  Each Stockholder Agreement provides that during the period commencing on the Closing Date and ending on the Termination Date (the "Covenant Period"), the JLW Shareholder and, if applicable, the Related JLW Owner party to such Stockholder Agreement will not, and will cause each person and entity controlled, directly or indirectly, by such JLW Shareholder or Related JLW Owner, as the case may be (a "Controlled Affiliate"), not to, among other things (i) make, or in any way cause or participate in, any "solicitation" of "proxies" or become a "participant" in any "election contest" with respect to Jones Lang LaSalle; (ii) seek to advise, encourage or influence any person or entity with respect to the voting of any (A) Jones Lang LaSalle common stock,
(B) other securities of Jones Lang LaSalle entitled to vote generally for the election of directors of Jones Lang LaSalle or (C) securities of Jones Lang LaSalle convertible into or exchangeable for or exercisable for any of the foregoing (collectively, "Voting Securities"); (iii) execute any written consent with respect to Jones Lang LaSalle or any Voting Securities (except as otherwise permitted or required by such Stockholder Agreement); (iv) initiate, propose or otherwise participate in the solicitation of stockholders for the approval of any stockholder proposals with respect to Jones Lang LaSalle, or induce or attempt to induce any other individual or entity to initiate, propose or solicit any such stockholder proposal; (v) seek election to or seek to place a representative on the Jones Lang LaSalle board of directors; (vi) in any manner, agree or seek to deposit any Voting Securities in any voting trust or any similar arrangement except as permitted or required by such Stockholder Agreement; (vii) act in concert with any other person to acquire, hold or dispose of any voting Securities; (viii) encourage the formation of any group which owns, seeks or offers to acquire beneficial ownership of any securities of Jones Lang LaSalle or rights to acquire such securities or which seeks or offers to affect control of Jones Lang LaSalle for the purpose of circumventing such Stockholder Agreement or provisions of the Purchase Agreements relating to corporate governance; (ix) with certain exceptions, take certain actions to solicit or encourage any form of business combination involving Jones Lang LaSalle; (x) take any action challenging the validity or enforceability of any covenant or agreement contained in such Stockholder Agreement; or (xi) encourage or finance any person or entity in connection with any of the foregoing.

Transfer Restrictions

  The Stockholder Agreements impose various restrictions on the sale, assignment, pledge, hypothecation, encumbrance, gift or other disposition or other transfer of Consideration Shares. Both during and after the No Sale Period, any transfer of Consideration Shares owned by the JLW Shareholder party to a Stockholder Agreement must either be pursuant to an effective registration statement under the Securities Act or be in accordance with provisions in such JLW Shareholder's Joinder Agreement.

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

  During the No Sale Period, each Stockholder Agreement prohibits the JLW Shareholder and, if applicable, the Related JLW Owner party to such agreement from transferring or permitting the transfer of any Consideration Shares except for: (i) a transfer to certain permitted transferees who agree in writing to be bound by the terms of such Stockholder Agreement; (ii) certain transfers to another JLW Shareholder or certain permitted transferees; (iii) a pledge or grant of a security interest in any or all Consideration Shares owned by the JLW Shareholder to a bona fide financial institution as security for a bona fide loan made to the JLW Shareholder by such financial institution, provided, however, that such financial institution must agree to certain restrictions on its ability to foreclose upon and sell the Consideration Shares; (iv) pursuant to any tender or exchange offer made pursuant to Section 14(d) of the Exchange Act, provided, that the Jones Lang LaSalle board of directors has either (A) recommended that stockholders of Jones Lang LaSalle accept such offer, and which recommendation has not been withdrawn, or (B) expressed no opinion and remains neutral toward such offer, in accordance with Rule 14a-2 of the Exchange Act or otherwise; (v) pursuant to (A) a merger or consolidation in which Jones Lang LaSalle is acquired, (B) a sale of all or substantially all of Jones Lang LaSalle's assets to another person or (C) any other transfer approved by the Jones Lang LaSalle board of directors; (vi) pursuant to a registration statement; or (vii) a Transfer to Jones Lang LaSalle or any of its subsidiaries.

  Following the No Sale Period, the following transfer restrictions continue to apply: (i) the JLW Shareholder or, if applicable, any Related JLW Owner, may not effect a transfer of Consideration Shares pursuant to any tender or exchange offer made pursuant to Section 14(d) of the Exchange Act except pursuant to the conditions described in (iv) of the immediately preceding paragraph, (ii) unless the transfer is effected in a brokers' transaction pursuant to the provisions of paragraph (f) of Rule 144 under the Securities Act or in a bona fide sale on a foreign securities exchange that would otherwise comply with such paragraph if such paragraph were applicable to such sale, the JLW Shareholder or Related JLW Owner, as the case may be, must take all reasonable actions to assure that such transfer is not to a person, entity or group that would hold Voting Securities representing 5% or more of the total Voting Securities then outstanding following such transfer, and (iii) any transfer must be either (A) a bona fide sale transaction to a person as to which such JLW Shareholder or Related JLW Owner, if any, does not have a familial relationship, a direct or indirect ownership interest greater than 5%, or the right to control the disposition of Consideration Shares held by such person or (B) to another JLW Shareholder or a permitted transferee. Notwithstanding (iii)(A) above, the Stockholder Agreement permits a bona fide gift to a charitable institution unrelated to the transferor, provided that such charitable institution agrees in writing to be bound by the terms of the Stockholder Agreement.

Voting Provisions

  During the Covenant Period, each Stockholder Agreement requires that the JLW Shareholder and, if applicable, the Related JLW Owner that is party thereto take, and cause each Controlled Affiliate that holds Voting Securities to take, any and all actions within such JLW Shareholder's, Related JLW Owner's or Controlled Affiliate's power as a stockholder of Jones Lang LaSalle or, if applicable, and subject to any applicable fiduciary or legal limitations, as a director or officer of Jones Lang LaSalle, so as to cause the composition of the Jones Lang LaSalle board of directors to be as set forth in the Purchase Agreements. The JLW Shareholder, Related JLW Owner or Controlled Affiliate also must vote all Voting Securities with respect to which he, she, or it has voting power in accordance with the recommendation or direction of the Jones Lang LaSalle board of directors on all stockholder proposals and on all matters relating to any merger or consolidation involving Jones Lang LaSalle, any sale of all or substantially all of Jones Lang LaSalle's assets or any similar transactions, as to which such proposals or matters the Jones Lang LaSalle board of directors has recommended against approving. See "Risk Factors--The Stockholder Agreements, the DEL Stockholder Agreements, the Charter and the Amended Bylaws of Jones Lang LaSalle and the Maryland General Corporate Law Could Delay, Defer or Prevent a Change of Control."

Registration Rights

  During the Covenant Period, subject to certain exceptions, if Jones Lang LaSalle proposes to file a registration statement under the Securities Act with respect to an offering for its own account or for the account

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

of others and intends to register Voting Securities owned by current directors, officers and employees of Jones Lang LaSalle who were partners in the Employee Partnerships ("DEL Registrable Securities"), then current directors, officers and employees of Jones Lang LaSalle, or any direct or indirect subsidiary thereof, who were partners, directors, officers or employees of the JLW Companies and who hold Consideration Shares (such shares in the hands of such persons being referred to herein as "JLW Registrable Securities") will have the right to register such JLW Registrable Securities in such offering in accordance with the terms of such offering.

  If JLW Registrable Securities are to be registered pursuant to the Stockholder Agreements, Jones Lang LaSalle will take certain steps and use its best efforts to expedite the registration and facilitate the public sale or other disposition of the JLW Registrable Securities covered by the registration statement. If the registration effected pursuant to the Stockholder Agreements involves a firm commitment underwritten public offering of Jones Lang LaSalle common stock, the total number of JLW Registrable Securities and DEL Registrable Securities that may be included therein may be subject to limits specified by the managing underwriter. Under such circumstances, the Stockholder Agreements provide for allocation of the securities to be sold between holders of JLW Registrable Securities and holders of DEL Registrable Securities.

Stockholder Agreements of Former Employee Partnerships Unitholders

  Each LaSalle Partners Employee Stockholder has executed a DEL Stockholder Agreement that contains all the stockholder covenants, as well as the voting and registration rights provisions, contained in the Stockholder Agreements. The DEL Stockholder Agreements were required by the JLW Shareholders as a condition to their agreement to enter into the Stockholder Agreements.

  The DEL Stockholder Agreements also contain restrictions with respect to the Transfer of shares of LaSalle Partners common stock received upon the dissolution of the Employee Partnerships. These restrictions apply throughout the term of the DEL Stockholder Agreement (which term is defined similarly to the Covenant Period with respect to the Stockholder Agreements). In particular, during the term of a DEL Stockholder Agreement, the following transfer restrictions will apply:

    (i) no Transfer of such shares may be made pursuant to any tender or exchange offer made pursuant to Section 14(d) of the Exchange Act, if the Jones Lang LaSalle board of directors has recommended that stockholders of Jones Lang LaSalle not accept such offer;

    (ii) reasonable actions must be taken to assure that a transfer is not to a person or group that would hold Voting Securities representing 5% or more of the total Voting Securities then outstanding after the transfer, unless the transfer is effected in a brokers' transaction pursuant to the provisions of paragraph (f) of Rule 144 under the Securities Act, in a bona fide sale on a foreign securities exchange that would otherwise comply with such paragraph if such paragraph were applicable to such sale, or in an underwritten public offering pursuant to an effective registration statement under the Securities Act; and

    (iii) in the case of transfers to certain related parties, the transferees must agree in writing to be bound by the terms of such DEL Stockholder Agreement.

  As a result of the Stockholder Agreements and DEL Stockholder Agreements, as long as persons who are parties or otherwise subject to such agreements own or control a majority of the issued and outstanding shares of LaSalle Partners common stock entitled to vote, all director nominees of the Jones Lang LaSalle board of directors will be elected, all sale or merger transactions opposed by the board will not be approved and all stockholder proposals will be decided in accordance with the board's recommendation. Following the Closing, it is expected that approximately 69% of LaSalle Partners' outstanding common stock will initially be owned by employees of Jones Lang LaSalle who are subject to the Stockholder Agreements and the DEL Stockholder Agreements. Approximately 47% of the issued and outstanding shares of LaSalle Partners common stock will be owned by the JLW Shareholders and approximately 22% of the issued and outstanding shares will be owned by the LaSalle Partners Employee Stockholders.

                         BUSINESS OF LASALLE PARTNERS

  LaSalle Partners, founded in 1968, is a leading full-service real estate firm that provides real estate property management services, corporate and financial services and investment management services to corporations and other real estate owners and investors worldwide. LaSalle Partners has grown by expanding both its client base and its range of services and products in anticipation of client needs. By offering a broad range of real estate products and services, and through its extensive knowledge of domestic and international real estate markets, LaSalle Partners is able to serve as a single source provider of solutions for its clients' full range of real estate needs. LaSalle Partners is headquartered in Chicago, Illinois, and maintains corporate offices in 10 United States cities and eight international offices. LaSalle Partners also maintains over 300 property and satellite offices throughout the United States.

  In October 1998, LaSalle Partners acquired the worldwide commercial property management and leasing, facilities management and project management operations and United States retail property management operation of Lend Lease conducted through the Compass Businesses. The Compass Businesses have been combined with LPMS, an operating subsidiary of LaSalle Partners conducting the property management and leasing and facilities management businesses of LaSalle Partners. The combined business has approximately 400 million square feet under management, making it the largest real estate management services company in the United States based on total square feet under management, according to Commercial Property News' August 1998 "Top Property Managers Survey."

  LaSalle Partners paid Lend Lease approximately $180 million in cash for the Compass Businesses and incurred capitalizable transaction costs of approximately $4.1 million. There are also provisions for an additional payment of up to $77.5 million from LaSalle Partners to Lend Lease over five years in the event revenues generated by LaSalle Partners from Lend Lease and its affiliates reach certain targets. LaSalle Partners anticipates incurring approximately $10.3 million in after-tax transition expenses in connection with the acquisition of the Compass Businesses, which will be charged against earnings primarily in 1998 and the first half of 1999.

  The discussion of the business of LaSalle Partners is contained in Item 1 of the LaSalle Partners 10-K and is incorporated by reference in this Proxy Statement.

                         BUSINESS OF THE JLW COMPANIES

Overview

  The JLW Companies provide a wide range of real estate advisory, transactional and asset management services to a broad variety of local, national and international clients in many industrial and service business areas and in both the private and public sectors. These services cover many types of commercial real estate, including hotel, industrial, office and retail property. At August 1, 1998, the JLW Companies had an aggregate of over 4,000 employees (excluding on-site personnel responsible for the maintenance of properties on behalf of clients) based in 87 offices and were represented in 32 countries.

  The JLW Companies operate their businesses in four distinct geographical
Regions: Europe, Asia, Australasia and North America. However, substantially independent ownership structures exist among and within the Regions. As a result of these separate ownership groups, historical financial reporting has been presented for each group: the JLW Businesses in Europe (including North America and excluding Ireland and Scotland), the JLW Businesses in Scotland, the JLW Businesses in the Republic of Ireland, the JLW Businesses in Asia (excluding JLW Pacific and its subsidiaries) and the JLW Businesses in Australasia. In order to coordinate the worldwide activities of the JLW Companies and ensure consistent standards of service across regions despite having different owners in each Region, in 1997 the JLW Companies formed the International Board. Prior to the formation of the International Board, similar functions were filled by a committee comprised of representatives of the JLW Companies. Financial information and a discussion of results of operations for each ownership group are provided in the "Unaudited Pro Forma Consolidated Financial Statements--The JLW Companies," "JLW Management's Discussion and Analysis of Financial Condition and Results of Operations of the JLW Companies" and the financial statements for each of the groups located elsewhere in this Proxy Statement. See "The Transactions--Description of the Transactions" for a chart which shows the structure of the JLW Companies and the Regions. Although the North America operations are wholly owned by JLW England, and are therefore consolidated with JLW Europe Group historical financial statements, the North America Region is discussed separately herein.

Historical Development of the JLW Businesses

  The geographic expansion of the original English partnership, JLW England, began in 1958. At that time, JLW England, having two offices in London with nearly 80 employees and ten partners, opened operations in Sydney and Melbourne, Australia. The Australian business expanded by opening offices in other cities and in New Zealand. The JLW Companies in Australasia (excluding JLW Australasia Transact, the "JLW Australasia Companies") currently have 13 offices across Australia and two offices in New Zealand. At August 1, 1998, the JLW Australasia Companies had a total of approximately 612 employees. In 1997, the JLW Australasia Companies generated total revenue of approximately $62.5 million.

  In Europe, initial expansion was made into Scotland in 1962 and Ireland in 1965 with the establishment of JLW Scotland and JLW Ireland. These two entities are separately-owned partnerships in which the partners of JLW England initially had a majority interest. With the admittance of additional local partners, JLW England's interests in JLW Scotland and JLW Ireland were reduced to minority interests. The JLW Companies' expansion into continental Europe through JLW England began in Belgium in 1965 followed by Holland in 1970, France in 1972 and Germany in 1974. At August 1, 1998, the JLW Companies in the Europe Region had 42 offices in 19 countries with a total of 1,981 employees. The Europe Region (i.e. JLW England, JLW Scotland and JLW Ireland and excluding North America) is currently the largest of the four Regions and in 1997 generated combined total revenue of approximately $229.8 million.

  The expansion into the Asia Region began in 1973 with the opening of the Hong Kong and Singapore offices by the JLW Australasia Companies. Since 1973, the Asia Region has grown to a total of 16 offices in 9 countries, concentrated in southeast Asia but including China, India and Japan and at August 1, 1998, had 957 employees. In 1997, the JLW Companies in the Asia Region generated total revenue of approximately $76.0 million.

  The expansion into the North America Region began in 1975 with the opening of the New York office. Since 1975, the North America Region has grown to a total of 13 offices in 10 cities and at August 1, 1998, had approximately 420 employees. In 1997, the JLW Companies in the North America Region generated total revenue of approximately $47.7 million.

  The majority of the growth in each Region has been through internal expansion rather than by acquisition. Historically, offices in new countries were set up and led by an experienced JLW Company professional, often a partner from an established JLW Company, who hired local staff. This policy brought important advantages in the form of a "one-firm" culture of shared values, ethics, professionalism and cross-regional co-operation. JLW England also stimulated and rewarded the development of the JLW Businesses outside England by progressively ceding equity to local partners with the result being that JLW England no longer has an interest in the JLW Asia Companies or the JLW Australasia Companies, and has only a minority interest in JLW Scotland and JLW Ireland.

  The result of the historical development described above is that the JLW Companies form an international business that operates on a regional basis. Each Region has its own executive management in order to ensure that effective operational control is exercised by local executives.

  The JLW Companies face competition in each Region from a number of regional competitors, some of whom have combined with United States-based real estate firms to enhance their competitiveness and geographic scope.

Services

  The following is an overview of the principal services provided by the JLW Companies. These services can be classified into three general categories, advice ("Advisory"), market transactions ("Markets") or asset management ("Asset Management") as follows (although, historically, the JLW Companies have not reported their financial results based on such categories):

     Advisory                           Markets


     .Valuation/appraisal               .Property sales and acquisitions
     .Investment management             .Agency leasing for landlords
     .Corporate real estate services    .Tenant leasing
     .Finance
     .Consulting and research

     Asset Management

     .Property management
     .Facilities management
     .Project management

  Not all of these services are provided directly by all of the offices comprising the JLW Companies. Some services, notably advisory services, are provided from regional centers serving multiple countries. Others, notably agency leasing for landlords, are typically provided on a local basis. A brief description of what is involved in the core services is given below.

Advisory

  The JLW Companies' advisory services are designed to provide clients with independent advice as a basis for making real estate decisions. Advice is typically based on information derived from research and market knowledge. The JLW Companies perform advisory services both as individual services and as part of broader assignments such as market transactions or asset restructurings.

 Valuation/appraisal

  Valuation advice (known in some countries as appraisal) is significant to the JLW Companies both as a stand-alone service and as a component of other services provided to real estate investors, occupiers and financing sources. Such advice may involve valuing a single property or a worldwide portfolio of multiple property types. The JLW Companies have valuation specialists capable of providing valuation advice to clients in nearly every developed country.

  Compensation for valuation services is generally negotiated for each assignment based on its scale and complexity and will typically relate in part to the value of the assets valued. During 1997, the JLW Companies valued over $180 billion of commercial property, investment grade residential property and land for purposes including acquisition, disposal, debt and equity financing, mergers and acquisitions, securities offerings and privatization. Clients reflect this diversity and include occupiers, investors and financing sources from the public and private sectors.

 Investment management

  The JLW Companies provide real estate investment portfolio management services to institutional investors, primarily pension funds. Such services are focused on research-based analysis of market trends and identification of properties to buy, sell or restructure in order to maximize performance consistent with clients' individual requirements. The JLW Companies' investment management professionals also actively manage client property assets, including the retention of service suppliers to acquire and sell client properties. While the JLW Companies' investment management professionals often retain JLW Company professionals to provide necessary Markets and Asset Management services, they will also retain third-party service suppliers to provide such services when appropriate.

  The value of funds under management by the JLW Companies was approximately $6.2 billion worldwide at December 31, 1997, of which $5.4 billion were managed in London by the JLW Europe Companies. Based on a survey published by Professional Pensions in January 1998, management of the JLW Companies believes that the JLW Europe Companies are the largest independent real estate investment manager in the United Kingdom in terms of the total value of property funds under management. Compensation for investment management services is typically related to the value of the portfolio under management or to the value of related transactions.

 Corporate real estate services ("CRES")

  The JLW Companies provide a wide range of advisory services to corporate users of real estate. These services include advice on relocation, lease or buy decisions, redevelopment, disposal, highest and best use, property portfolio strategy, corporate real estate finance and asset strategies. CRES professionals involve specialists from other service areas within the JLW Companies as appropriate. CRES seeks to lower its clients' real estate costs and risks and to maximize the flexibility and effectiveness of the real estate they occupy. CRES has secured long-term relationships and strategic alliances with a number of multinational clients with large and complex needs and also has national clients requiring local services.

  Compensation for CRES is generally negotiated on a case by case basis depending upon the assignment and typically depends on the time involved, the complexity of the work and the value of the real estate assets involved.

 Finance

  JLW Company professionals provide advice regarding financing alternatives, assist in securing financing for property development or acquisition, and participate in creating securitized real estate funds. Specialist teams based in London and Warsaw provide these services in Europe and a specialist team based in New York provides these services in the United States. Working with JLW Company investment management specialists, professionals in the finance division in London have participated in launching investment funds and marketing them to institutional investors. Compensation for financing services is typically related to the value of funds raised or to consulting time involved.

 Consulting and research

  In many cases, research is a critical element of advice delivered to JLW Company clients. At January 1, 1998, the JLW Companies employed approximately 135 research specialists organized regionally in Hong Kong, Singapore, London, New York and Sydney and supported by local, country-based research specialists. Research focuses on issues such as the impact on real estate of urban and demographic trends, new technology, competition among cities and regions, and the European monetary union. Research centers provide fee-earning consulting services regarding these and a wide range of other subjects, using teams of research specialists, market professionals in office, retail, hotel, industrial or leisure property sectors and professionals in other disciplines, as appropriate. Compensation for consulting services is negotiated on a case by case basis and typically depends on the time involved and market value of information supplied.

Markets

  The Markets service area includes two principal types of service: capital transactions (sales and purchases of real estate, sometimes including the arrangement of financing); and leasing transactions (serving as leasing agent for real estate owners or representing tenants in their search for real estate). During 1997, the JLW Companies were involved in sales and purchases of real estate assets with a total value of more than $19.5 billion. These included sales and purchases of office, hotel, industrial, residential and retail properties in which the JLW Companies acted on behalf of investors or owner-occupiers. The JLW Companies leased over 60 million square feet of office, industrial and retail space in 1997, representing owners or tenants.

 Property sales and acquisitions

  Investment sale or acquisition assignments are typically conducted on behalf of institutional investors (including pension funds and insurance companies), developers, property companies, banks, hotel companies, private investors or public bodies. Owner-occupier sale or acquisition assignments are typically conducted on behalf of corporations, banks, retailers, hotel operators or leisure firms and are primarily carried out by agency or investment professionals specializing in the relevant property sector, and may involve sale-and-leaseback transactions. Owner-occupier sales and acquisitions sometimes result from advisory assignments carried out by consultants in CRES or in specialist retail, hotel, industrial or leisure property units.

  The JLW Company investment professionals use their knowledge of active local and international investors to carry out targeted sales or acquisition efforts on behalf of investor or owner-occupier clients whose objective is to dispose of or acquire real estate assets. When working for a seller, the JLW Companies develop marketing materials, contact prospective purchasers, perform financial analyses, negotiate and structure transactions. In working with a purchaser, the JLW Companies assess alternatives, compare values, calculate returns, review financing sources, negotiate and structure transactions and, on occasion, arrange financing.

  The JLW Companies' transactional sale and purchase businesses operate in all countries where the JLW Companies are represented and an investment market exists, and also in some countries where they are not represented locally.

  Sale and purchase services are generally compensated in relation to the capital value of a purchase or sale transaction and may contain an element of incentive-based fees.

 Agency leasing for landlords

  The JLW Companies have been engaged to lease many leading real estate developments in Europe, Asia, Australasia and North America on behalf of their owners. The JLW Companies' agency leasing services are organized mainly on a country or city basis and are offered in the vast majority of cities in which the JLW Companies have offices. In accordance with market practice, in the great majority of the countries outside of the United States where the JLW Companies operate, most of the JLW Companies' leasing activities are unrelated to the properties they manage. The JLW Companies may be appointed on an exclusive, "sole agency" basis, or as a joint leasing agent, in co-operation or competition with other agents. JLW Company professionals providing leasing services typically specialize by use, i.e., industrial, office or retail property.

  Clients are typically investors, property companies, developers or public bodies. Compensation for agency leasing services varies widely according to local market practice but is typically related to the rent payable by obtained tenants and may contain an element of incentive-based fees.

 Tenant leasing

  Tenant leasing services are often provided in connection with CRES or retail consultancy services provided by other JLW Company professionals. The JLW Companies represent clients in a wide range of tenant leasing assignments, sometimes involving headquarter relocation or office consolidation. JLW Company professionals also assist clients in selecting offices, distribution centers or retail outlets in countries where the client has decided to expand or relocate.

  Clients for tenant leasing transactions typically include corporations or retailers with local, national or international needs. Compensation for tenant leasing transactions is generally related to the rental cost of property leased.

Asset Management

  The objectives of the JLW Companies in this service area are to maximize the value and return to investors of their real property investments and to optimize the cost-effectiveness of occupancy for owner-occupiers and tenants.

 Property management

  The JLW Companies' property management services are intended to achieve high occupancy levels and maximize tenant satisfaction while minimizing owners' costs. The JLW Companies managed approximately 250 million square feet of space in over 5,000 office, retail, industrial and residential properties at December 31, 1997. During 1997, properties managed by the JLW Companies yielded over $3.0 billion of annual rental income to their owners.

  The JLW Companies provide property management services for landlords mainly on a national basis. Property management services are offered in most countries where the JLW Companies have a well-established and substantial presence in order to capitalize on the economies of scale involved in providing such services. In March 1998, the JLW Companies in North America acquired Northwest Asset Management Company in the United States, adding approximately 10 million square feet to their property management portfolio, and in August 1998, the JLW Europe Companies acquired Laese de Centros Comerciales SA, adding 18 shopping centers in Spain and Portugal to the JLW Europe Companies' property management portfolio.

  Clients are typically institutional investors, pension funds and property companies, including many with substantial real estate portfolios. Compensation for property management services is typically related to the annual rental income of leased properties whether as portfolios of properties or individual buildings.

 Facilities management

  The JLW Companies provide wide-ranging facility management services, including advice on procurement and technical services, to corporations and institutions which outsource their real estate management services. This is a recently offered service area for the JLW Companies and it is offered only in Australia, New Zealand, Hong Kong, Singapore, the United Kingdom and the United States.

  Clients are typically corporations. The JLW Companies are typically compensated for facility management services on a negotiated annual contract basis depending on the scope of the services provided, often with incentives for achieving pre-determined objectives.

 Project management

  The JLW Companies provide teams to manage development, redevelopment, renovation and leasehold improvement projects. Full project management services are offered in Belgium, Germany, Hong Kong, the United Kingdom and the United States. Project management services are offered in Singapore and China (in China with personnel from the Hong Kong office). Limited services are offered in France and the Netherlands. Clients are typically investors, developers, owner-occupiers and tenants. Compensation for project management services typically depends on the size and scope of the services provided.

International Service Delivery

  In order to better serve international corporate and hotel clients, an "International Corporate Real Estate Services" and an "International Hotels" group were formed. Additionally, in order to capitalize on increasingly international capital flows, the JLW Companies recently formed an "International Investment Management" group.

 International Corporate Real Estate Services

  In order to coordinate regional CRES activities and ensure that a consistent level of quality service is delivered to clients whose needs are multi-regional, a small international CRES team was created in London in 1994. International CRES now has a second senior director, based in Chicago, strengthening its capacity to compete for international business from United States corporations.

  In the eighteen months ended March 31, 1998, the JLW Companies undertook approximately 1,700 individual CRES assignments for approximately 470 corporate clients worldwide. Approximately fifty of the CRES clients have awarded JLW Companies regional or global mandates. CRES revenue accrues to the country or regional CRES operations where the advisory services are provided or where the real estate involved is located.

 International Hotels

  The JLW Companies have over 90 dedicated hotel professionals, based primarily in London, Frankfurt, New York, Los Angeles, Sydney, Brisbane, Auckland, Jakarta and Singapore. They provide a wide range of services to operators, investors and financing sources in the hotel industry on a global basis. Over the last five years, the JLW Companies have carried out hotel transaction mandates worldwide worth approximately $5.0 billion. In 1997 and in previous years, the JLW Companies' hotel business operated mainly on a regional basis. Beginning in January 1998, the regionally operated international hotels business of the JLW Companies were brought together under a single management team. In June 1998, the JLW Companies launched a joint venture with Host Marriott Corporation ("Host Marriott") to acquire hotel properties in Asia.

 International Investment Management

  The JLW Companies recently appointed an International Chairman of Investment Management to coordinate regionally organized investment management centers, to transfer experience between them and to extend their activities into new markets. This activity is in its early stages.

Europe Region

 Overview

  Europe is the largest Region as measured by total revenue. In 1997, the JLW Companies in the Europe Region recognized total revenue of $229.8 million, accounting for approximately 55% of combined total revenue for the JLW Companies. See "Unaudited Pro Forma Consolidated Financial Statements." At August 1, 1998,
the JLW Companies in the Europe Region had 42 offices in 19 countries including the United Kingdom and countries in Central and Eastern Europe. Operationally, the Europe Region includes Scotland and Ireland, although the JLW Companies in Scotland and Ireland are separately owned and managed by JLW Scotland and JLW Ireland, respectively, and excludes North America, although the JLW Companies operating in North America are owned by JLW England.

  The JLW Companies in the Europe Region provide all of the services summarized under the caption "Services" above, although not all of these services are offered in each country in the Region. In addition, the Europe Region is served by several London-based cross-border service lines including retail, CRES and investment services. These service lines are offered by teams of individuals that are able to provide pan-European advice and services across the rapidly integrating European market. To support the wide range of services offered in the Europe Region, there is a dedicated pan-European research unit in London. This unit manages regional market research and information and provides consultancy advice to clients. Service lines are developed to meet the requirements of clients and the market according to the different conditions that exist in each of the countries comprising the Europe Region.

  The JLW Companies in England and Ireland have approximately $5.9 billion of real estate funds under management. The JLW Companies in the Europe Region manage more than 105 million square feet of space in approximately 3,800 properties yielding annual rental income to their owners of more than $1.9 billion. In 1997, the JLW Companies in the Europe Region valued property of all kinds throughout Europe worth approximately $80 billion, leased approximately 34 million square feet of property space and bought or sold more than $10 billion worth of real estate assets on behalf of clients.

  The JLW Companies in the Europe Region have offices in the following countries:

     .Austria                    .Israel                  .Romania
     .Belgium                    .Italy                   .Russia
     .Czech Republic             .Luxembourg              .Spain
     .France                     .Netherlands             .Sweden
     .Germany                    .Poland                  .Ukraine
     .Hungary                    .Portugal                .United Kingdom
     .Ireland

  All offices provide services on a local, national or regional basis, except for the offices in Israel and Sweden, whose function is to market services (especially European) to local investors and occupiers.

 Countries

  The JLW Companies in the principal countries in the Europe Region had approximately the following revenue, offices and employees:

                                                                    Number of
                                           1997 Revenue Number of Employees and
                                               (in       Offices    Partners
      Country                               millions)      (1)       (1)(2)
      -------                              ------------ --------- -------------
      United Kingdom......................     $110          7          914
      Germany.............................       32          7          260
      France..............................       22          4          168
      Netherlands.........................       17          4          154
      Belgium/Luxembourg..................       14          3           97
      Ireland.............................        9          1           50
      Scotland............................        9          2           78
      Other Europe........................       10         14          260
                                               ----        ---        -----
        Total fee based service revenue...      223        --           --
      Interest income.....................        2        --           --
      Other revenue.......................        5        --           --
                                               ----        ---        -----
        Total.............................     $230         42        1,981
                                               ====        ===        =====

--------
(1) At August 1, 1998.
(2) Number of employees excludes approximately 370 on-site personnel whose salaries are recovered from clients.

North America Region

  The JLW Companies commenced operations in the North America Region in 1975 with the opening of the New York office. In 1997, the North America Region's total revenue of approximately $47.7 million accounted for approximately 12% of pro forma combined total revenue for the JLW Companies. As of August 1, 1998, the North America Region had 12 offices in the U.S. and one in Canada and a total of approximately 420 employees (excluding approximately 77 on-site personnel responsible for maintenance and cleaning of properties on behalf of clients). See "Unaudited Pro Forma Consolidated Financial Statements." The JLW Companies in the North America Region provide all of the services described under the caption "Services" above. During 1997, the JLW Companies in the North America Region acted on sales and acquisition transactions with an aggregate value of $1.6 billion, leased more than 5.6 million square feet of property space on behalf of clients and valued property with an aggregate value of approximately $4.5 billion. At December 31, 1997, the JLW Companies in the North America Region managed approximately 18 million square feet of space in 50 properties for clients yielding annual rental income to their owners of $230.0 million.

  The JLW Companies in the North America Region are also able to provide investment management services including various services in the securitized real estate area including development of REIT joint venture products for overseas clients, REIT securities management and raising equity for REITs in foreign markets.

  Principal clients in 1997 included institutional investors (insurance companies, pension funds and investment funds), banks and corporations. The majority of revenue was from United States clients, but foreign-owned clients included Asian and European banks and corporations.

Asia Region

 Overview

  Asia is the second largest Region in terms of total revenue, with 1997 total revenue of approximately $76.0 million comprising approximately 18% of pro forma combined total revenue for the JLW Companies. See "Unaudited Pro Forma Consolidated Financial Statements." The Asia Region comprises 16 offices in 9 countries, including Hong Kong, Indonesia and Singapore, which together account for approximately 94% of the Asia Region's total fee based revenue. The JLW Asia Companies provide a wide range of services in Hong Kong, Indonesia, Singapore and Thailand and also operate in India, Japan, the Philippines, the People's Republic of China and Vietnam. The JLW Asia Companies earn revenue in Indonesia pursuant to an agreement (the "Technical Services Agreement") with PT Procon Indah, a locally owned Indonesian company. Pursuant to the Technical Services Agreement, the JLW Asia Companies provide the management teams and personnel to perform services in Indonesia.

  Although not all services provided by the JLW Companies are currently offered in each country within the Asia Region, most services can be provided from one of the three principal offices in Hong Kong, Indonesia and Singapore, with the exception of finance services and investment management services.

  To support the services provided by the JLW Asia Companies, national and regional research units provide market research and consulting advice to clients. Service lines are adapted to meet the requirements of clients and the market according to the different conditions that exist in each of the countries comprising the Asia Region.

  During 1997, the JLW Asia Companies acted on capital transactions with an aggregate value of over $4.8 billion, leased approximately 9.6 million square feet of property space on behalf of clients and valued properties with an aggregate value of over $67 billion. At the end of 1997, the JLW Asia Companies managed over 75 million square feet of space in more than 600 properties yielding annual rental income to their owners of approximately $300 million.

  The client base of the JLW Asia Companies is predominantly local and includes developers, corporations and individual investors.

 Countries

  The JLW Companies in the principal countries in the Asia Region have approximately the following revenue, number of offices and employees:

                                 1997 Revenue Number of
                                     (in       Offices     Number of
       Country                    millions)      (1)    Employees (1)(2)
       -------                   ------------ --------- ----------------
      Hong Kong................      $ 52          3          393
      Indonesia (3)............       --           3          197
      Singapore................        17          1          165
      Other Asia (4)...........         5          9          202
                                     ----        ---          ---
        Total fee based service
         revenue...............        74         --          --
      Other income.............         2         --          --
                                     ----        ---          ---
        Total..................      $ 76         16          957
                                     ====        ===          ===

--------
(1) At August 1, 1998.
(2) Number of employees excludes approximately 2,700 on-site personnel whose compensation is recovered from clients.
(3) The JLW Businesses in Indonesia are not consolidated in the ownership structure of the JLW Asia Companies due to the local ownership of the Indonesian businesses as required by local law. Revenue recognized by the JLW Companies' Hong Kong operations under the Technical Services Agreement totaled $4.8 million in 1997. See "JLW Management's Discussion and Analysis of Financial Condition and Results of Operations of the JLW Companies--The JLW Asia Group."
(4) Number of offices and employees includes four offices and approximately 23 employees of the JLW Companies in India and Japan the results of which are not currently consolidated with those of other JLW Companies in the Asia Region.

Australasia Region

 Overview

  The JLW Australasia Companies have been represented in Australasia since 1958. They presently provide a broad range of leasing, property sales and acquisitions, valuation, asset management and other real estate services and products in Australia and New Zealand, but do not currently provide investment management services. Clients include institutional investors, government agencies, public companies and private investors. The JLW Australasia Companies had total revenue of approximately $62.5 million in 1997, comprising approximately 15% of the pro forma combined total revenue of the JLW Companies. See "Unaudited Pro Forma Consolidated Financial Statements." There are 15 offices across Australasia. In 1997, the JLW Australasia Companies in the Australasia Region worked on capital transactions with an aggregate value of approximately $2.0 billion and leased over 12 million square feet of property space on behalf of clients. Representing collectively one of the Australasia Region's leading property management specialists, at the end of 1997, the JLW Australasia Companies managed over 55 million square feet of space in over 860 properties yielding annual rental income to their owners of over $700 million. During 1997, the JLW Australasia Companies valued property assets of over $30 billion.

  To take advantage of the current trend of outsourcing of real estate services by major institutions and corporations, the JLW Australasia Companies have developed a facilities management division. This division was established during the course of 1997 and has entered into contracts with clients independently and through a joint venture with a third party.

 Countries

  The JLW Australasia Companies have approximately the following revenue, offices and employees:

                                 1997 Revenue    Number of       Number of
      Country                    (in millions) Offices (1)(2) Employees (1)(2)
      -------                    ------------- -------------- ----------------
      Australia.................      $57            13             575
      New Zealand ..............        3             2              37
                                      ---           ---             ---
        Total fee based service
         revenue................       60           --              --
      Other income..............        2           --              --
                                      ---           ---             ---
        Total...................      $62            15             612
                                      ===           ===             ===

--------
(1) At August 1, 1998.
(2) Number of employees excludes approximately 400 on-site personnel whose compensation is recovered from clients.

 Transact

  JLW Transact specializes in real estate services relating to hotels, including sales, consulting, valuation, asset management and research. JLW Transact has seven offices, with approximately 50 employees, in Australia, New Zealand and Asia, and prior to January 1, 1998, was managed by a committee of executives from Sydney, Brisbane and Singapore. Since January 1, 1998, JLW Transact has been managed on a global basis as part of the international hotel business.

  During 1997, JLW Transact had total revenue of $7 million. An agreement has recently been signed to co-manage with Host Marriott the acquisition of up to $500 million of equity investments in distressed hotels in the Asia Region.

  Principal clients of JLW Transact include government agencies, institutional investors, corporations, hotel groups and private investment companies and individuals.

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Jones Lang LaSalle

  The following Unaudited Pro Forma Consolidated Financial Statements are derived from the historical financial statements of LaSalle Partners, the Compass Businesses and the JLW Companies. The Unaudited Pro Forma Jones Lang LaSalle Consolidated Statements of Earnings for the nine months ended September 30, 1998 and the year ended December 31, 1997 give effect to the acquisition of the Compass Businesses, and the Transactions, including the Integration, as if they had occurred on January 1, 1997. In addition, the "Pro Forma LaSalle Partners" column in the Unaudited Pro Forma Jones Lang LaSalle Consolidated Statement of Earnings for the year ended December 31, 1997 gives effect to (i) the acquisition by LaSalle Partners of The Galbreath Company ("Galbreath") on April 22, 1997, as adjusted for the tenant representation and investment banking units which were not acquired, (ii) the provision for income taxes as though LaSalle Partners and Galbreath were taxable entities as of January 1, 1997 with an effective tax rate of 38.5%, (iii) estimated incremental general and administrative costs associated with operations as a public company and (iv) the repayment of LaSalle Partners' long-term debt out of the proceeds of LaSalle Partners' initial public offering on July 21, 1997, as if all of these events occurred on January 1, 1997. The Unaudited Pro Forma Jones Lang LaSalle Consolidated Balance Sheet as of September 30, 1998 combines the historical unaudited consolidated and combined statements of each of LaSalle Partners, the Compass Businesses and the JLW Companies as if the acquisition of the Compass Businesses and the Transactions, including the Integration, had occurred on that date after giving effect to pro forma adjustments described in the accompanying notes. The Unaudited Pro Forma Consolidated Financial Statements should be read in conjunction with the historical financial statements of LaSalle Partners, the Compass Businesses, and the JLW Companies and the notes thereto, "Management's Discussion and Analysis of Financial Condition and Results of Operations" of LaSalle Partners included in the LaSalle Partners 10-K and the LaSalle Partners Third Quarter 10-Q, the LaSalle Partners October 1 Current Report, and the LaSalle Partners Current Report on Form 8-K, dated October 22, 1998, which are incorporated herein by reference, "JLW Management's Discussion and Analysis of Financial Condition and Results of Operations of the JLW Companies" included elsewhere herein, and the other financial information included elsewhere herein.

  Pursuant to the various Purchase Agreements, LaSalle Partners will issue shares of LaSalle Partners common stock and cash consideration to (i) Current JLW Owners; (ii) New JLW Owners who will become direct or indirect equity owners of the JLW Parent Companies part of the Integration or in anticipation of the Acquisition; and (iii) the ESOT during 1999 and 2000. A portion of the ESOT Shares will be subject to certain vesting and other requirements. Assuming the net worth requirements are met and that the Five Day Average Closing Price will be $31.50 (the closing price of LaSalle Partners common stock on January 29, 1999, a date just prior to the distribution of this Proxy Statement), approximately 11,083,983 shares and $5.8 million in cash consideration will be issued to Current JLW Owners, approximately 1,397,809 shares and $0.4 million in cash consideration will be issued to New JLW Owners, and approximately 1,772,324 shares will be issued to the ESOT. ESOT Shares are anticipated to be allocated as follows: 915,542 shares at Closing, 246,415 shares at December 31, 1999 and 610,367 shares at December 31, 2000.

  Pursuant to the JLW Australasia Purchase Agreement, LaSalle Partners will issue Convertible Notes to the JLW Australasia Shareholders and JLW Australia Parent in exchange for their JLW Shares redeemable at the election of LaSalle Partners and the JLW Australasia Shareholders and JLW Australia Parent, respectively, for Forfeiture Shares, Adjustment Shares, Indemnification Shares and Initial Distribution Shares, provided, that none of the Consideration Shares to be issued to JLW Australia Parent will be Forfeiture Shares. As LaSalle Partners expects to exercise its right to redeem all Convertible Notes for the aforementioned shares immediately upon issuance of the Convertible Notes, the pro forma financial statements included herein account for the issuance of shares to the JLW Australasia Group's Current JLW Owners as of the Closing.

  The anticipated accounting treatment for the Transactions is guided by both APB Opinion No. 16 and APB Opinion No. 25 as illustrated in the table below (in thousands, except share data).

                             Total Share    Current      New JLW
Share Type                  Consideration JLW Owners     Owners       ESOT
----------                  ------------- -----------   ---------   ---------
Number of Shares--
Non-Restricted(1).........    7,657,211     5,961,761 A   649,341 B 1,046,109 B
Shares subject to
 forfeiture or vesting(2):
  Issued to JLW Asia
   Shareholders(3)........    1,187,479       891,706 C   295,773 C       --
  All others..............    3,417,743     2,613,892 B   278,519 B   525,332 B
Adjustment(4).............    1,241,683     1,031,908 A   100,880 C   108,895 C
Indemnification(5)........      750,000       584,716 A    73,296 C    91,988 C
                             ----------   -----------   ---------   ---------
    Total Shares(6).......   14,254,116    11,083,983   1,397,809   1,772,324
Pro forma net worth
 adjustment(7)............     (601,411)     (500,667)A   (53,871)C   (46,873)C
                             ----------   -----------   ---------   ---------
    Pro forma Total
     Shares...............   13,652,705    10,583,316   1,343,938   1,725,451
                             ==========   ===========   =========   =========
    Cash Share
     Equivalent...........      111,084        96,949 A    14,135 B       --
                             ==========   ===========   =========   =========
Accounting Value--
Non-Restricted(8).........   $  241,202   $   187,795 A $  20,454 B $  32,953 B
Shares subject to
 forfeiture or vesting(2):
  Issued to JLW Asia
   Shareholders(3)........       37,406        28,089 C     9,317 C       --
  All others..............      107,659        82,338 B     8,773 B    16,548 B
Adjustment(8).............       39,113        32,505 A     3,178 C     3,430 C
Indemnification(8)........       23,625        18,419 A     2,309 C     2,897 C
                             ----------   -----------   ---------   ---------
    Total Shares(6).......      449,005       349,146      44,031      55,828
Pro forma net worth
 adjustment(7)............      (18,944)      (15,771)A    (1,697)C    (1,476)C
Difference as a result of
 purchase accounting(9)...      (83,305)      (83,305)A       --          --
                             ----------   -----------   ---------   ---------
    Pro forma Total
     Shares...............   $  346,756   $   250,070   $  42,334   $  54,352
                             ==========   ===========   =========   =========
Cash Shares...............   $    3,499   $     3,054 A $     445 B $     --
Cash Payment to JLW
 Australia................        2,700         2,700 A       --          --
                             ----------   -----------   ---------   ---------
    Cash Consideration....   $    6,199   $     5,754   $     445   $     --
                             ==========   ===========   =========   =========
    Total Consideration...   $  352,955   $   255,824   $  42,779   $  54,352
                             ==========   ===========   =========   =========

                                                         Value
                              ---------------------------------------------------------------
                                                                       Compensation Expense
                                                                        Recognition Period
                                                                      -----------------------
                                Shares        Shares   Cash   Total   Closing  1999    2000
                              ----------     -------- ------ -------- ------- ------- -------
Accounting Treatment
APB Opinion No. 16--
 Business Combination...    A  7,077,718 52% $139,643 $5,754 $145,397
APB Opinion No. 25--
 Stock Issued to
 Employees:
FIXED PLAN                B
Issue date:
 Closing................       4,366,294      137,539    445  137,984 $32,691 $53,059 $52,234
 December 31, 1999......         215,375        6,784    --     6,784     --    3,593   3,191
 December 31, 2000......         531,524       16,743    --    16,743     --      --   16,743
                              ----------     -------- ------ -------- ------- ------- -------
                               5,113,193 37%  161,066    445  161,511  32,691  56,652  72,168
VARIABLE PLAN             C
Issue date:
 Closing................       1,376,240       43,352    --    43,352   5,732  18,917  18,703
 December 31, 1999......          31,040          978    --       978     --      978     --
 December 31, 2000......          54,514        1,717    --     1,717     --      --    1,717
                              ----------     -------- ------ -------- ------- ------- -------
                               1,461,794 11%   46,047    --    46,047   5,732  19,895  20,420
                              ----------     -------- ------ -------- ------- ------- -------
                              13,652,705     $346,756 $6,199 $352,955 $38,423 $76,547 $92,588
                              ==========     ======== ====== ======== ======= ======= =======

NOTE: As noted in the following pro forma for the year ended December 31, 1997, LaSalle Partners anticipates that it will incur compensation expense of $114.9 million which represents the sum of the compensation expense recognized at Closing ($38.4 million) and during 1999 ($76.5 million) reflected above.

      On a pro forma basis for the nine months ended September 30, 1998, LaSalle Partners anticipates that it will incur compensation expense totaling $55.6 million which represents 75% of the compensation expense to be recognized evenly over the four quarters during 2000 on shares issued at Closing ($52.2 million for the fixed stock award; $18.7 million for the variable stock award) and at December 31, 1999 ($3.2 million under the fixed stock award). Note that compensation expense associated with shares to be issued at December 31, 2000 are not included in the pro forma expense for the period ended September 30, 1998 as they will not yet have been issued.

--------
(A) Accounted for using purchase accounting under APB Opinion No. 16.
(B) Accounted for using fixed plan compensation accounting under APB Opinion No. 25.
(C) Accounted for using variable plan compensation accounting under APB Opinion No. 25.
(1) Includes the Initial Distribution Shares and ESOT Shares which are not Indemnification Shares or Adjustment Shares and are not subject to vesting.
(2) Includes the Forfeiture Shares and ESOT Shares which are subject to vesting.
(3) Includes Forfeiture Shares to be issued to Current JLW Owners and New JLW Owners of the JLW Asia Companies which will be deposited with the Indemnity Escrow Agent at Closing.
(4) Includes Adjustment Shares.
(5) Includes Indemnification Shares.
(6) Assumes the net worth requirements are met.
(7) Represents Adjustment Shares to be returned to LaSalle Partners from the Escrow Fund based on the net worth adjustment calculated on a pro forma basis as of September 30, 1998.
(8) Represents the value of these shares at $31.50 which was the closing price on January 29, 1999 (a date just prior to the distribution of this Proxy Statement).
(9) Represents the difference between the value of the shares reflected in the table above compared to the value used under APB Opinion No. 16 which represents the average price of LaSalle Partners common stock of $24.66 per share for the five day period that includes the two trading days immediately preceding, the trading day of, and the two trading days immediately following the date of substantial completion of negotiations regarding the principal financial terms of the Acquisition (October 9, 1998) discounted at a rate of 20%, to account for transferability restrictions applicable to such shares.

  All cash consideration, Convertible Notes and Consideration Shares issued to Current JLW Owners, excluding Forfeiture Shares, in connection with the Transactions will be accounted for using the purchase method of accounting in accordance with APB Opinion No. 16. The purchase price will be calculated based on (i) the aggregate of the fair market value of the Initial Consideration Shares, Indemnification Shares, Adjustment Shares and Convertible Notes, valued at the five-day average closing stock price surrounding the date the terms of the Transactions were substantially complete, discounted at a rate of 20% for transferability restrictions, (ii) the cash consideration paid to the Current JLW Owners, and (iii) any capitalizable transaction costs. The total value of consideration will be compared to the fair value of the identifiable net assets acquired and the difference will be allocated to goodwill and amortized on a straight-line basis over an estimated useful life of 40 years.

  The Forfeiture Shares issuable to Current JLW Owners, the ESOT Shares and the cash consideration, Initial Distribution Shares, Indemnification Shares, Adjustment Shares and Forfeiture Shares issuable to the New JLW Owners in connection with the Transactions will be accounted for as compensation expense in accordance with APB Opinion No. 25 at the date of issuance to New JLW Owners or the date that ESOT Shares are specifically allocated. Initial Distribution Shares and Indemnification Shares not subject to vesting restrictions that are issued to New JLW Owners or allocated from the ESOT will be treated as compensation expense at closing or as allocated in the ESOT. Compensation expense related to Forfeiture Shares or to Initial Distribution Shares and Indemnification Shares which are subject to vesting provisions will be recorded as deferred compensation at the time of issuance to New JLW Owners or allocation from the ESOT and amortized on a straight-line basis over the forfeiture or vesting period.

  For purposes of the pro forma financial statements included herein, all compensation expense has been calculated based on the closing price of $31.50 per share of LaSalle Partners common stock on January 29, 1999 (a date just prior to the distribution of this Proxy Statement). The actual amount of compensation expense recorded will vary depending on the price per share of LaSalle Partners common stock on the applicable measurement date.

  For purposes of the pro forma financial statements included herein, all shares anticipated to be allocated from the ESOT during 1999 and 2000 are assumed to have been allocated during 1997 and 1998, respectively, based on the same timing of allocation and based on a closing price of $31.50 per share of LaSalle Partners common stock. Accordingly, only those shares assumed to have been allocated from the ESOT through September 30, 2000 and the related amortization of compensation expense under the forfeiture or vesting provisions have been included in the pro forma financial statements. The actual amount of compensation expense will vary depending on the price per share of LaSalle Partners common stock at each allocation date.

  For purposes of the pro forma financial statements included herein, the following principal assumptions have been made:

  . No claims exist which may be made against the Indemnification Shares.
    Accordingly, Indemnification Shares are accounted for in the purchase price or as compensation expense as of their issuance or allocation date.

  . Based on the JLW Companies' balance sheets for each reporting group at September 30, 1998, included elsewhere herein, the Adjustment Shares to be returned to LaSalle Partners pursuant to the net worth adjustments total approximately 601,411 shares with the remaining 640,272 Adjustment Shares being distributed to the Current JLW Owners, New JLW Owners and the ESOT in accordance with their original allocation. These shares have been included in the calculation of the purchase price and compensation expense in the attached pro forma financial statements.

  . Under the forfeiture restrictions, Forfeiture Shares and ESOT Shares subject to vesting deemed to be related to a Bad Leaver will be reallocated among the remaining JLW Shareholders or from the ESOT. Under APB Opinion No. 25, the compensation expense associated with reallocated shares will need to be remeasured based on the closing stock price on the date of reallocation. As the forfeiture status will not be determined and reallocated until December 31, 2000, the Forfeiture Shares and ESOT Shares subject to vesting related to all employees that leave Jones Lang LaSalle will continue to be amortized over their original amortization schedule through December 31, 2000 and compensation expense adjusted at that date. The pro forma financial statements do not assume any reallocation of shares or changes in stock price through December 31, 2000.

  . The Indemnification Shares and Adjustment Shares which are deposited with the Indemnity Escrow Agent at Closing on behalf of the New JLW Owners and the ESOT reflect shares of LaSalle Partners common stock which are contingently returnable and accounted for as a variable stock award plan. Accordingly, the compensation expense associated with those shares will be adjusted quarterly to reflect changes in the price per share of LaSalle Partners common stock until such shares are released from the escrow. The value of the 750,000 Indemnification Shares is anticipated to be adjusted quarterly from the Closing date through the 450th day following Closing. The 1,241,683 Adjustment Shares are subject to the closing balance sheet net worth requirement and will be adjusted quarterly through the date the closing balance sheet is agreed upon by the parties. For purposes of the pro forma financial statements included herein, the closing price per share of LaSalle Partners common stock on January 29, 1999 has been used and held constant; therefore, no adjustments to compensation expense have been assumed.

  . The Forfeiture Shares of the JLW Asia Shareholders are being deposited with the Indemnity Escrow Agent in lieu of the Forfeiture Shares Escrow Agent and will also be contingently returnable and, accordingly, accounted for as a variable award stock plan. The compensation expense related to the Forfeiture Shares will continue to be amortized through December 31, 2000 for accounting purposes, pending any claim against those shares, and the deferred compensation balance will be adjusted on a quarterly basis to reflect changes in the price per share of LaSalle Partners common stock. The pro forma financial statements included herein assume that no claims will be made against these Forfeiture Shares and that the stock price throughout the pro forma period is equal to the closing stock price on January 29, 1999. Accordingly, no adjustments have been made for changes in stock price for the pro forma periods.

  The total shares subject to variable plan accounting aggregated 1,418,683 or approximately 10% of the total shares issued and approximately 22% of the total shares subject to compensation accounting treatment.

  On a pro forma basis for Jones Lang LaSalle, the basic and diluted losses per common share were $(2.09) and $(3.02) for the nine months ended September 30, 1998 and the year ended December 31, 1997, respectively, compared to basic earnings per common share for pro forma LaSalle Partners and the Compass Businesses for those periods of $.10 and $1.03, respectively. The diluted earnings per common share for pro forma LaSalle Partners and the Compass Businesses for those periods were $.10 and $1.02, respectively. No Forfeiture Shares, Indemnification Shares, unallocated ESOT Shares or options on LaSalle Partners common stock issuable in connection with the acquisition of the Compass Businesses were included in the pro forma Jones Lang LaSalle diluted weighted average shares outstanding because, due to operating losses, inclusion of such common stock equivalents would be anti-dilutive. In accordance with the accounting policies discussed in the following paragraphs, merger-related nonrecurring compensation expense totaling $55.6 million and $114.9 million has been reflected in the Pro Forma Jones Lang LaSalle Consolidated Statement of Earnings for the nine months ended September 30, 1998 and for the year ended December 31, 1997, respectively. In addition, the results of the JLW Companies for the nine months ended September 30, 1998 include approximately $15.3 million in merger-related nonrecurring costs related to the Transactions (like amounts incurred during 1997 were immaterial). Excluding these merger-related nonrecurring costs, pro forma diluted earnings per share of Jones Lang LaSalle would have been $.62 and $1.19, respectively, for the nine months ended September 30, 1998 and the year ended December 31, 1997, based on diluted weighted average shares outstanding giving effect to (i) outstanding shares of LaSalle Partners common stock; (ii) dilutive options outstanding issued to LaSalle Partners employees, including options issued to former employees of the Compass Businesses; and (iii) 14,254,116 shares of LaSalle Partners common stock anticipated to be issued in connection with the Acquisition.

  On a pro forma basis for LaSalle Partners and the Compass Businesses combined, basic earnings per common share were $.10 and $1.03 for the nine months ended September 30, 1998 and the year ended December 31, 1997, respectively, compared to LaSalle Partners' results for those periods of $.54 and $1.28, respectively. Diluted earnings per common share on a pro forma basis for LaSalle Partners and the Compass Businesses combined were $.10 and $1.02 for the nine months ended September 30, 1998 and the year ended December 31, 1997, respectively, compared to LaSalle Partners' results for those periods of $.53 and $1.27, respectively. The regional infrastructures for LPMS and the Compass Businesses are highly duplicative. Costs savings, the extent of which will be dependent on the successful integration of the two businesses, have not been reflected in the following pro forma statements of earnings.

  The following table provides the historical shares outstanding of LaSalle Partners common stock and the pro forma equivalent number of shares expected to be issued related to the Acquisition:

                                                                  September 30,
                                                                      1998
                                                                  -------------
      LaSalle Partners Historical................................  16,230,358
      Total Consideration Shares(1)..............................  14,254,116
      Unallocated ESOT Shares(2).................................    (856,782)
                                                                   ----------
      Pro Forma Equivalent--Jones Lang LaSalle(1)................  29,627,692
      Pro forma net worth adjustment(3)..........................    (601,411)
      Adjustment Shares included in Unallocated ESOT Shares(2)...      24,329
                                                                   ----------
      Pro Forma Equivalent--Jones Lang LaSalle...................  29,050,610
                                                                   ==========

--------
(1) Assumes the net worth requirements are met.
(2) Represents ESOT Shares to be allocated at December 31, 1999 (246,415) and December 31, 2000 (610,367) and includes 24,329 Adjustment Shares.
(3) Represents Adjustment Shares to be returned to Jones Lang LaSalle from the Escrow based on the pro forma net worth calculation as of September 30, 1998.

  The pro forma adjustments are based upon available information and certain assumptions that LaSalle Partners management believes are reasonable under the circumstances. These pro forma statements may not be indicative of the results of operations that actually would have occurred if the acquisition of the Compass Businesses and the Transactions had been consummated on the date indicated and do not purport to represent the future financial position or results of operations of Jones Lang LaSalle.

   Unaudited Pro Forma Jones Lang LaSalle Consolidated Statement of Earnings
                     Nine Months Ended September 30, 1998
                     (in thousands, except per share data)

                                      The Compass Businesses    Pro Forma            JLW Companies           Pro Forma
                          Historical  -----------------------    LaSalle        -----------------------      Jones Lang
                            LaSalle   Historical  Acquisition    Partners        Pro Forma  Acquisition       LaSalle
                          Partners(1) Combined(1) Adjustments    Combined       Combined(2) Adjustments     Consolidated
                          ----------- ----------- -----------   ----------      ----------- -----------     ------------
Revenue:
 Fee-based services.....  $  186,067   $ 60,077     $   --      $  246,144       $325,300    $    --         $  571,444
 Equity in net earnings
 from unconsolidated
 ventures...............       2,340        --          --           2,340            --          --              2,340
 Other income...........       1,702      1,308         --           3,010          8,773         --             11,783
                          ----------   --------     -------     ----------       --------    --------        ----------
 Total revenue..........     190,109     61,385         --         251,494        334,073         --            585,567
Operating expenses:
 Compensation and
 benefits...............     116,775     36,282         --         153,057        187,939         --            340,996
 Operating,
 administrative and
 other..................      50,057     20,203         --          70,260        104,090         --            174,350
 Merger-related
 nonrecurring charges...         --         --          --             --          15,290      55,596 (3)        70,886
 Depreciation and
 amortization...........       8,177     13,813     (12,627)(4)     15,314          9,475       2,441 (5)        27,230
                                                      5,951 (6)        --             --          --
                          ----------   --------     -------     ----------       --------    --------        ----------
 Total operating
 expenses...............     175,009     70,298      (6,676)       238,631        316,794      58,037           613,462
                          ----------   --------     -------     ----------       --------    --------        ----------
 Operating income
 (loss).................      15,100     (8,913)      6,676         12,863         17,279     (58,037)          (27,895)
Interest expense........         992      5,700      (5,700)(7)     10,129            895                        11,024
                                                      9,137 (8)
                          ----------   --------     -------     ----------       --------    --------        ----------
 Net earnings (loss)
 before provision
 (benefit) for income
 taxes..................      14,108    (14,613)      3,239          2,734         16,384     (58,037)          (38,919)
Provision (benefit) for
income taxes............       5,432     (3,970)       (390)(9)      1,072         11,086         (10)(10)
                                 --         --          --             --             --       (1,791)(11)       10,357
Minority interest.......         --         --          --             --             818         --                818
                          ----------   --------     -------     ----------       --------    --------        ----------
 Net earnings (loss)....  $    8,676   $(10,643)    $ 3,629     $    1,662       $  4,480    $(56,236)       $  (50,094)
                          ==========   ========     =======     ==========       ========    ========        ==========
Basic earnings (loss)
per common share........  $     0.54                            $     0.10                                   $    (2.09)
                          ==========                            ==========                                   ==========
Basic weighted average
shares outstanding......  16,210,340                            16,210,340                                   23,953,470 (12)
                          ==========                            ==========                                   ==========
Diluted earnings (loss)
per common share........  $     0.53                            $     0.10                                        (2.09)
                          ==========                            ==========                                   ==========
Diluted weighted average
shares outstanding......  16,403,225                            16,410,161 (13)                              23,953,470 (14)
                          ==========                            ==========                                   ==========

                Notes to Unaudited Pro Forma Jones Lang LaSalle
                      Consolidated Statement of Earnings
                 For the Nine Months Ended September 30, 1998

(1) The "Historical" columns represent the unaudited statement of earnings of LaSalle Partners as of September 30, 1998 and the combined unaudited statement of earnings of the Compass Businesses as of September 30, 1998.
(2) The JLW Companies Pro Forma Combined column represents the combination of the JLW Companies giving effect to the elimination of intercompany transactions and the Integration, but prior to the acquisition of the JLW Companies by LaSalle Partners. See the Unaudited Pro Forma JLW Companies Combined Statement of Earnings included elsewhere herein.
(3) The adjustment gives effect to aggregate compensation expense incurred in connection with the Acquisition attributable to the Initial Distribution Shares, Indemnification Shares and Adjustment Shares (assumed to be issued for purposes of the pro forma financial statements) of LaSalle Partners common stock and cash consideration issued or paid to New JLW Owners and ESOT Shares allocated from the ESOT during the pro forma period and the amortization of deferred compensation associated with shares of LaSalle Partners common stock issued to Current JLW Owners and New JLW Owners or allocated from the ESOT during the pro forma period which are subject to forfeiture or vesting provisions.
(4) The adjustment gives effect to the reversal of the Compass Businesses' historical amortization expense related to goodwill and other intangible assets (i.e., management contracts) resulting from the acquisition of the Compass Businesses by Lend Lease.
(5) The adjustment gives effect to the amortization of goodwill associated with the combination of the JLW Companies with LaSalle Partners over the expected useful life of 40 years. LaSalle Partners considered a number of factors in estimating the useful life of goodwill, including the substantial operating history of the JLW Companies, their global market presence, the significance and duration of their client relationships, the significant barriers to entry into the global real estate professional services business and the uniqueness and geographic diversity of the JLW Companies' global infrastructure.
(6) The adjustment gives effect to the amortization of intangibles (i.e., management contracts) and goodwill associated with the acquisition of the Compass Businesses by LaSalle Partners over the expected useful lives of 8 years and 40 years, respectively.
(7) The adjustment gives effect to the elimination of interest expense related to the Compass Businesses' $102.0 million note payable to its parent which was repaid in connection with the acquisition.
(8) The adjustment gives effect to borrowings on LaSalle Partners' new long-term and existing credit facilities of $180.0 million at an interest rate of LIBOR plus .875% used to fund the acquisition of the Compass Businesses.
(9) The adjustment gives effect to the provision (benefit) for income taxes based on net earnings before provision for income taxes and the merger-related nonrecurring charges as though LaSalle Partners and the Compass Businesses were taxable entities as of January 1, 1997 with an estimated effective tax rate of 39.2%.
(10) The adjustment gives effect to the provision (benefit) for income taxes based on net earnings before provision for income taxes and the merger-related nonrecurring charges as though Jones Lang LaSalle was a taxable entity as of January 1, 1997 at an effective tax rate of 38.0%.
(11) The adjustment gives effect to the benefit for income taxes associated with the portion of the merger-related nonrecurring charges which are expected to be deductible for tax purposes.
(12) Basic weighted average shares outstanding give effect to 7,102,858 weighted average Initial Distribution Shares and 640,272 Adjustment
     Shares assumed to be issued in connection with the Acquisition.
(13) Diluted weighted average shares outstanding give effect to options on LaSalle Partners common stock issued in connection with the acquisition of the Compass Businesses.
(14) Diluted weighted average shares outstanding do not give effect to any issuances of Forfeiture Shares, Indemnification Shares, unallocated ESOT Shares or options on LaSalle Partners common stock issued in connection with the acquisition of the Compass Businesses because, due to operating losses, the inclusion of such shares as common stock equivalents would be anti-dilutive.

   Unaudited Pro Forma Jones Lang LaSalle Consolidated Statement of Earnings
                         Year Ended December 31, 1997
                     (in thousands, except per share data)

                                      The Compass Businesses                        JLW Companies
                                      -----------------------                    --------------------
                                                                 Pro Forma         Pro                     Pro Forma
                           Pro Forma                              LaSalle         Forma                    Jones Lang
                            LaSalle    Pro Forma  Acquisition     Partners       Combined Acquisition       LaSalle
                          Partners(1) Combined(2) Adjustments     Combined         (3)    Adjustments     Consolidated
                          ----------- ----------- -----------    ----------      -------- -----------     ------------
Revenue:
 Fee-based services.....  $  227,762    $83,856     $   --       $  311,618      $428,769  $     --        $  740,387
 Equity in net earnings
 from unconsolidated
 ventures...............       3,311        --          --            3,311           --         --             3,311
 Other income...........       1,911        948         --            2,859         7,242        --            10,101
                          ----------    -------     -------      ----------      --------  ---------       ----------
 Total revenue..........     232,984     84,804         --          317,788       436,011        --           753,799
Operating expenses:
 Compensation and
 benefits...............     127,210     46,053         --          173,263       231,598        --           404,861
 Operating,
 administrative and
 other..................      61,367     23,251         --           84,618       155,197        --           239,815
 Merger-related
 nonrecurring charges...         --         --          --              --            --     114,970 (4)      114,970
 Depreciation and
 amortization...........       9,756     10,772      (9,094)(5)      19,368        12,297      3,255 (6)       34,920
                                                      7,934 (7)
                          ----------    -------     -------      ----------      --------  ---------       ----------
 Total operating
 expenses...............     198,333     80,076      (1,160)        277,249       399,092    118,225          794,566
                          ----------    -------     -------      ----------      --------  ---------       ----------
Operating income
(loss)..................      34,651      4,728       1,160          40,539        36,919   (118,225)         (40,767)
Interest expense........       1,000      3,825      (3,825)(8)      13,100         1,436        --            14,536
                                                     12,100 (9)
                          ----------    -------     -------      ----------      --------  ---------       ----------
 Net earnings (loss)
 before provision
 (benefit) for income
 taxes..................      33,651        903      (7,115)         27,439        35,483   (118,225)         (55,303)
Provision (benefit) for
income taxes............      12,956      1,689      (3,889)(10)     10,756        12,419       (502)(11)
                                 --         --          --              --            --      (6,656)(12)      16,017
Minority interest.......         --         --          --              --            549        --               549
                          ----------    -------     -------      ----------      --------  ---------       ----------
Net earnings (loss).....  $   20,695    $  (786)    $(3,226)     $   16,683      $ 22,515  $(111,067)      $  (71,869)
                          ==========    =======     =======      ==========      ========  =========       ==========
Basic earnings (loss)
per common share........  $     1.28                             $     1.03                                $    (3.02)
                          ==========                             ==========                                ==========
Basic weighted average
shares outstanding......  16,200,000                             16,200,000                                23,781,904 (13)
                          ==========                             ==========                                ==========
Diluted earnings (loss)
per common share........  $     1.27                             $     1.02                                $    (3.02)
                          ==========                             ==========                                ==========
Diluted weighted average
shares
outstanding.............  16,329,555                             16,337,102 (14)                           23,781,904 (15)
                          ==========                             ==========                                ==========

                Notes to Unaudited Pro Forma Jones Lang LaSalle
                      Consolidated Statement of Earnings
                     For the Year Ended December 31, 1997

(1) Pro forma LaSalle Partners results give effect to (i) the acquisition by LaSalle Partners of Galbreath on April 22, 1997, as adjusted for the tenant representation and investment banking units which were not acquired, as if such acquisition had occurred on January 1, 1997, (ii) the provision for income taxes as though LaSalle Partners and Galbreath were taxable entities as of January 1, 1997 with an effective tax rate of 38.5%, (iii) estimated incremental general and administrative costs associated with operations as a public company and (iv) the repayment of LaSalle Partners' long-term debt out of the proceeds of the initial public offering as if the offering had occurred on January 1, 1997. Reference is made to the LaSalle Partners October 1 Current Report for a complete description of the pro forma presentation and related adjustments for the year ended December 31, 1997 included herein.
(2) The Compass Businesses Pro Forma Combined column represents the combined results of Compass Management and Leasing, Inc., The Yarmouth Property Management Group, Inc. and the Australian property management businesses of Lend Lease on a pro forma basis for the year ended December 31, 1997, as if Lend Lease had control of those businesses as of January 1, 1997. Reference is made to the LaSalle Partners October 1 Current Report, for a complete description of the pro forma presentation and related adjustments.
(3) The JLW Companies Pro Forma Combined column represents the combination of the JLW Companies giving effect to the elimination of intercompany transactions and the Integration, prior to the acquisition of the JLW Companies by LaSalle Partners. See the Unaudited Pro Forma JLW Companies Combined Statement of Earnings included elsewhere in this Proxy Statement.
(4) The adjustment gives effect to aggregate compensation expense incurred in connection with the Acquisition associated with Initial Distribution Shares, Forfeiture Shares, Indemnification Shares and Adjustment Shares (assumed to be issued for purposes of the pro forma financial statements) of LaSalle Partners common stock and cash consideration issued or paid to New JLW Owners or allocated from the ESOT during the pro forma period and the amortization of deferred compensation associated with shares of LaSalle Partners common stock issued to Current JLW Owners and New JLW Owners and allocated from the ESOT during the pro forma period which are subject to forfeiture or vesting provisions.
(5) The adjustment gives effect to the reversal of the Compass Businesses' historical amortization expense related to goodwill and other intangible assets (i.e., management contracts) resulting from the acquisition of the Compass Businesses by Lend Lease.
(6) The adjustment gives effect to the amortization of goodwill associated with the combination of the JLW Companies with LaSalle Partners over the expected useful life of 40 years. LaSalle Partners considered a number of factors in estimating the useful life of goodwill, including the substantial operating history of the JLW Companies, their global market presence, the significance and duration of their client relationships, the significant barriers to entry into the global real estate professional services business and the uniqueness and geographic diversity of the JLW Companies' global infrastructure.
(7) The adjustment gives effect to the amortization of intangibles (i.e., management contracts) and goodwill associated with the acquisition of the Compass Businesses by LaSalle Partners over the expected useful lives of 8 years and 40 years, respectively.
(8) The adjustment gives effect to the elimination of interest expense related to the Compass Businesses' $102.0 million note payable to its parent which was repaid in connection with the acquisition.
(9) The adjustment gives effect to borrowings on LaSalle Partners' new long-term and existing credit facilities of $180.0 million at an interest rate of LIBOR plus .875% used to fund the acquisition of the Compass Businesses.
(10) The adjustment gives effect to the provision (benefit) for income taxes as though LaSalle Partners and the Compass Businesses were taxable entities as of January 1, 1997 with an estimated effective tax rate of 39.2%.

(11) The adjustment gives effect to the provision (benefit) for income taxes based on net earnings before provision for income taxes and the merger-related nonrecurring charges as though Jones Lang LaSalle was a taxable entity as of January 1, 1997 with an estimated effective tax rate of 38.0%.
(12) The adjustment gives effect to the benefit for income taxes associated with the portion of the merger-related nonrecurring charges which are expected to be deductible for tax purposes.
(13) Basic weighted average shares outstanding give effect to 6,941,632 weighted average Initial Distribution Shares and 640,272 Adjustment Shares assumed will be issued in connection with the Acquisition.
(14) Diluted weighted average shares outstanding give effect to options on LaSalle Partners common stock issued in connection with the acquisition of the Compass Businesses.
(15) Diluted weighted average shares outstanding do not give effect to any issuances of Forfeiture Shares, Indemnification Shares, unallocated ESOT Shares or options on LaSalle Partners common stock issued in connection with the acquisition of the Compass Businesses because, due to operating losses, the inclusion of such shares as common stock equivalents would be anti-dilutive.

       Unaudited Pro Forma Jones Lang LaSalle Consolidated Balance Sheet
                            As of September 30, 1998
                                 (in thousands)

                                      The Compass Businesses                           JLW Companies          Pro Forma
                          Historical  -----------------------       Pro Forma     -----------------------     Jones Lang
                            LaSalle   Historical  Acquisition    LaSalle Partners  Pro Forma  Acquisition      LaSalle
                          Partners(1) Combined(1) Adjustments        Combined     Combined(2) Adjustments    Consolidated
                          ----------- ----------- -----------    ---------------- ----------- -----------    ------------
Assets
Current assets
 Cash and cash             $ 15,214    $  9,684    $     825 (3)     $ 25,723      $  5,540    $ (5,754)(4)    $ 25,064
  equivalents...........                                                                           (445)(5)
 Trade receivables,          69,616      12,645         (355)(3)       81,906        88,900         --          170,806
  net...................
 Due from affiliate.....        --          113         (113)(3)          --            --          --              --
 Notes receivable.......     16,144         --           --            16,144           --          --           16,144
 Other receivables......      6,489         --           --             6,489        30,374         --           36,863
 Prepaid expenses.......      2,006         504         (504)(6)        2,006         8,317         --           10,323
 Other assets...........        --          --           948 (6)          948           --          --              948
 Deferred tax benefit...      5,104         --         3,488 (6)        8,592         1,513         --           10,105
                           --------    --------    ---------         --------      --------    --------        --------
 Total current assets...    114,573      22,946        4,289          141,808       134,644      (6,199)        270,253
Property and equipment,
 at cost, less
 accumulated
 depreciation...........     23,360       4,105                        27,465        31,894         --           59,359
Goodwill and intangibles
 resulting from business
 acquisitions, net of
 amortization...........     53,120     121,162      176,315 (6)      229,435         4,000     130,200 (7)     363,635
                                                    (121,162)(6)
Investment in Compass
 Businesses.............        --          --      (184,075)(6)          --            --          --              --
                                                     184,075 (8)
Investment in JLW
 Businesses.............        --          --           --               --            --      157,898 (4)         --
                                                                                               (157,898)(7)
Investments in real
 estate ventures........     50,965         --           --            50,965           821         --           51,786
Long-term receivables,
 net....................      8,014         --           --             8,014         6,246         --           14,260
Deferred income taxes...        --        6,314       (6,314)(6)          --          5,904       5,283 (7)      11,187
Deferred compensation...        --          --           --               --            --      142,913 (5)     142,913
Prepaid pension asset...        --          --           --               --          9,247      13,600 (7)      22,847
Other assets, net.......      2,845       3,777       (3,227)(6)        3,395         2,320         --            5,715
                           --------    --------    ---------         --------      --------    --------        --------
 Total assets...........   $252,877    $158,304    $  49,901         $461,082      $195,076    $285,797        $941,955
                           ========    ========    =========         ========      ========    ========        ========
Liabilities and stockholders' equity
Current liabilities
 Accounts payable and
  accrued liabilities...   $ 27,150    $  6,471    $   2,806 (6)     $ 40,822      $ 84,778    $ 12,500 (4)    $139,310
                                                       4,075 (8)                                  1,210 (7)
                                                         320 (3)
 Accrued compensation...     32,822       5,202        5,334 (6)       43,443         4,613      10,192 (7)      58,248
                                                          85 (3)
 Due to parent..........        --        1,996       (1,996)(3)          --            --          --              --
 Income taxes payable...        --          --           --               --          5,111         --            5,111
 Other liabilities......      6,296       3,225          750 (6)       10,208        41,370       2,500 (7)      54,078
                                                         (63)(3)
 Current maturities of
  long-term debt........        --      102,000     (102,000)(3)          --         16,305         --           16,305
                           --------    --------    ---------         --------      --------    --------        --------
 Total current
  liabilities...........     66,268     118,894      (90,689)          94,473       152,177      26,402         273,052
Long-term credit
 facility...............     28,442                  180,000 (8)      208,442           --          --          208,442
Deferred tax liability..        --          --           --               --          3,768       5,168 (7)       8,936
Other long-term
 liabilities............      1,134         --           --             1,134        12,029         --           13,163
Minority interest.......        --          --           --               --            861         --              861
                           --------    --------    ---------         --------      --------    --------        --------
 Total liabilities......     95,844     118,894       89,311          304,049       168,835      31,570         504,454
Stockholders' equity
 Common stock...........        162           3           (3)(6)          162           --           71 (4)         298
                                                                                                     65 (5)
 Additional paid-in
  capital...............    122,696      52,695      104,011 (3)      122,696           --      139,573 (4)     443,102
                                                    (156,706)(6)                                180,833 (5)
 Unallocated ESOT
  shares................        --          --           --               --            --           (8)(5)          (8)
 Retained earnings
  (deficit).............     33,003     (13,288)      13,288 (6)       33,003           --      (38,422)(5)      (5,419)
 Foreign exchange
  translation reserve...        --          --           --               --         (1,644)      1,644 (7)         --
 Predecessor's partners'
  capital...............        --          --           --               --         27,885     (27,885)(7)         --
 Accumulated other
  comprehensive income..      1,172         --           --             1,172           --       (1,644)(7)        (472)
                           --------    --------    ---------         --------      --------    --------        --------
 Total stockholders'
  equity................    157,033      39,410      (39,410)         157,033        26,241     254,227         437,501
                           --------    --------    ---------         --------      --------    --------        --------
 Total liabilities and
  stockholders' equity..   $252,877    $158,304    $  49,901         $461,082      $195,076    $285,797        $941,955
                           ========    ========    =========         ========      ========    ========        ========

                Notes to Unaudited Pro Forma Jones Lang LaSalle
                          Consolidated Balance Sheet
                           As of September 30, 1998

(1) The "Historical" columns represent the unaudited consolidated balance sheet of LaSalle Partners as of September 30, 1998 and the unaudited combined balance sheet of the Compass Businesses as of September 30, 1998.

(2) The JLW Companies Pro Forma Combined column represents the combination of the JLW Companies giving effect to the elimination of intercompany transactions and the Integration, but not the acquisition of the JLW Companies by LaSalle Partners. See the Unaudited Pro Forma JLW Companies Combined Balance Sheet included elsewhere herein.

(3) The adjustment gives effect to the distribution of certain related party assets and liabilities of the Compass Businesses to Lend Lease and the repayment of intercompany debt which was made in connection with the acquisition of the Compass Businesses by LaSalle Partners pursuant to the terms of the purchase agreement relating to the acquisition of the Compass Businesses.

(4) The adjustment represents the aggregate value of the consideration accounted for as purchase price under APB Opinion No. 16 ($157.9 million, including transaction-related costs of $12.5 million). The value of the aggregate consideration is comprised of $5.8 million in cash and 7,077,718 shares of LaSalle Partners Common Stock, including 5,961,761 Initial Distribution Shares, 584,716 Indemnification Shares and 531,241 Adjustment Shares (assumed to be issued for purposes of the pro forma financial statements). Management has estimated the fair value of the stock consideration to be $157.9 million. Such estimated fair value was based upon the average stock price of LaSalle Partners common stock for the five-day period that includes the two trading days immediately preceding, the trading day of and the two trading days immediately following the date of substantial completion of negotiations regarding the principal financial terms of the Acquisition (October 9, 1998), discounted at a rate of 20% or $35.1 million for transferability restrictions applicable to such shares.

(5) The adjustment gives effect to the issuance of shares of LaSalle Partners common stock and payment of cash, in accordance with the following table, which are accounted for as compensation expense or deferred compensation in accordance with APB Opinion No. 25 at Closing (in thousands, except share data):

                                                         Shares       Value
                                                        --------- -------------
     Deferred Compensation:
      Shares subject to forfeiture or vesting:
        Current JLW Owners............................. 3,505,598 $     110,427
        New JLW Owners.................................   574,292        18,090
        ESOT...........................................   424,046        13,357
      ESOT Indemnification Shares subject to one year
       vesting.........................................     3,653           115
      ESOT Shares subject to one year vesting..........    29,330           924
                                                        --------- -------------
      Deferred compensation shares..................... 4,536,919 $     142,913
                                                        ========= =============
     Compensation Expense at Closing:
      Non-Restricted Shares:
        New JLW Owners.................................   649,341 $      20,454
        ESOT...........................................   392,107        12,351
      Adjustment Shares:
        New JLW Owners.................................    47,009         1,481
      Indemnification Shares:
        New JLW Owners.................................    73,296         2,309
        ESOT...........................................    43,862         1,382
                                                        --------- -------------
                                                        1,205,615        37,977
      Cash shares--New JLW Owners......................    14,135           445
                                                        --------- -------------
      Retained earnings................................ 1,219,750 $      38,422
                                                        ========= =============
      Total capital.................................... 5,742,534 $     180,890
                                                        ========= =============

   Shares subject to forfeiture are amortized into compensation expense from the date of issuance (i.e. Closing or December 31, 1999) through December 31, 2000. Total ESOT Shares of 1,772,324 include 525,332 shares, assuming the net worth requirements are met, to be allocated from the ESOT at Closing or on December 31, 1999 which are subject to vesting through December 31, 2000. For purposes of the pro forma financial statements, only 424,046 shares are to be issued at Closing. The value of those shares is amortized to compensation expense over the vesting period.

(6) These adjustments give effect to the allocation of the purchase price of the Compass Businesses of $184.1 million to identifiable assets and liabilities at their estimated fair values. The excess purchase price of $176.3 million was allocated to management contracts ($35.3 million) and goodwill ($141.0 million), and is being amortized on a straight-line basis over 8 years and 40 years, respectively, based on an estimate of their useful lives. The estimate of useful lives was based on the nature and terms of management contracts acquired, the Compass Businesses' existing client relationships, operating history and market presence, and LaSalle Partners' operating experience within the industry. Due to the nature and expected recovery of assets and settlement of liabilities, historical stated value approximates fair value.

(7) These adjustments give effect to the allocation of the portion of the consideration accounted for as purchase price under APB Opinion No. 16 ($157.9 million, including transaction related costs of $12.5 million), and to identifiable assets and liabilities at their estimated fair values. The excess purchase price of $130.2 million was allocated to goodwill, which is being amortized on a straight-line basis over 40 years based on LaSalle Partners' estimate of its useful life. LaSalle Partners considered a number of factors in estimating the useful life of goodwill, including the substantial operating history of the JLW Companies, their global market presence, the significance and duration of their client relationships, the significant barriers to entry into the global real estate professional services business and the uniqueness and geographic diversity of the JLW Companies' global infrastructure.

(8) These adjustments represent the total consideration paid by LaSalle Partners for the Compass Businesses of $184.1 million, including transaction related costs of $4.1 million, which was primarily funded by proceeds from LaSalle Partners' new acquisition facility and its existing revolving credit facility.

The JLW Companies

  The following Unaudited Pro Forma JLW Companies Combined Financial Statements are derived from the historical financial statements of each of JLW England (Jones Lang Wootton (The English Partnership and subsidiaries)), JLW Scotland (Jones Lang Wootton-Scotland and its subsidiary undertaking), JLW Ireland (Jones Lang Wootton-Irish Practice), the JLW Asia Group (JLW Asia Holdings Limited), and the JLW Australasia Companies (the JLW Australasia Group), which historically have had substantially independent ownership structures. The Unaudited Pro Forma JLW Companies Combined Financial Statements have been presented in accordance with US GAAP.

  The Unaudited Pro Forma JLW Companies Combined Statements of Earnings for the nine months ended September 30, 1998 and the year ended December 31, 1997 give effect to the Integration as if it had occurred on January 1, 1997. The Unaudited Pro Forma JLW Companies Combined Balance Sheet as of September 30, 1998 combines the historical unaudited combined statements of each of the JLW Companies as if the Integration had occurred on that date after giving effect to pro forma adjustments described in the accompanying notes. The Unaudited Pro Forma JLW Companies Combined Financial Statements should be read in conjunction with the historical financial statements of each of the JLW Companies and the notes thereto and "JLW Management's Discussion and Analysis of Financial Condition and Results of Operations of the JLW Companies" included elsewhere herein. In addition, the Unaudited Pro Forma JLW Companies Combined Financial Statements, after taking into consideration the combination and integration adjustments, were utilized in preparing the Unaudited Pro Forma Consolidated Financial Statements of Jones Lang LaSalle.

  The pro forma adjustments are based upon available information and certain assumptions that the JLW Companies' management believe are reasonable under the circumstances. These pro forma statements may not be indicative of the results of operations that actually would have occurred if the Integration had been consummated on the date indicated and do not purport to represent the future financial position or results of operations of the JLW Companies.

        Unaudited Pro Forma JLW Companies Combined Statement of Earnings
                      Nine Months Ended September 30, 1998
                                 (in thousands)

                                       Historical JLW (1)
                          ----------------------------------------------          Combination    Pro Forma
                                       JLW       JLW                                  and           JLW
                            JLW    Australasia  Asia      JLW      JLW            Integration    Companies
                          England   Companies   Group   Scotland Ireland  Total   Adjustments    Combined
                          -------- ----------- -------  -------- ------- -------- -----------    ---------
Revenue:
 Fee-based services.....  $221,074   $39,462   $40,850   $6,587  $8,663  $316,636  $  8,664 (2)  $325,300
 Interest income........     1,745        25        72      123      38     2,003       365 (2)     2,368
 Other income...........     4,974     1,585       959       73      --     7,591       (62)(2)     6,405
                                                                                     (1,124)(3)
                          --------   -------   -------   ------  ------  --------  --------      --------
 Total revenue..........   227,793    41,072    41,881    6,783   8,701   326,230     7,843       334,073
Operating expenses:
 Compensation and
  benefits..............   116,186    17,128    23,311    1,995   2,429   161,049     2,312 (2)   187,939
                                                                                     24,578 (4)
 Operating,
  administrative and
  other.................    62,670    18,734    14,047    1,274   1,365    98,090     4,720 (2)   104,090
                                                                                      1,280 (3)
 Merger-related
  nonrecurring
  charges(6)............     8,315     2,509     3,331      219     575    14,949       341 (2)    15,290
 Depreciation and
  amortization..........     6,085       919     1,440      208     252     8,904       571 (2)     9,475
                          --------   -------   -------   ------  ------  --------  --------      --------
 Total operating
  expenses..............   193,256    39,290    42,129    3,696   4,621   282,992    33,802       316,794
                          --------   -------   -------   ------  ------  --------  --------      --------
Operating income
 (loss).................    34,537     1,782      (248)   3,087   4,080    43,238   (25,959)       17,279
Interest expense........       484        82       194        7      38       805        90 (2)       895
                          --------   -------   -------   ------  ------  --------  --------      --------
 Net earnings (loss)
  before provision for
  income taxes..........    34,053     1,700      (442)   3,080   4,042    42,433   (26,049)       16,384
Provision for income
 taxes..................     1,485     1,522       654       25      65     3,751       414 (2)    11,086
                                                                                      6,921 (5)
Minority interest.......     1,277       --        --       --      --      1,277      (459)(2)       818
                          --------   -------   -------   ------  ------  --------  --------      --------
 Net earnings (loss)....  $ 31,291   $   178   $(1,096)  $3,055  $3,977  $ 37,405  $(32,925)     $  4,480
                          ========   =======   =======   ======  ======  ========  ========      ========

                  Notes to Unaudited Pro Forma JLW Companies
                        Combined Statement of Earnings
                 For the Nine Months Ended September 30, 1998

(1) Represents the unaudited consolidated or combined statement of earnings of each of the JLW Companies for the nine months ended September 30, 1998.
(2) These adjustments give effect to the gross revenue and expenses of certain businesses which will be wholly-owned on a combined basis subsequent to the Integration, which were historically accounted for under either the cost or equity method of accounting.
(3) These adjustments give effect to the elimination of intercompany activity by and among each of the groups.
(4) The adjustment gives effect to new market-based compensation packages which will be implemented in accordance with the Transactions. These packages are represented by agreements with certain senior executives that previously received their compensation in the form of profits distributions and/or dividends and provide for a base salary and discretionary bonus based on individual and company performance. Included in the pro forma adjustment is approximately $13.4 million and $11.4 million, respectively, for salary and target bonuses under the new agreements.
(5) The adjustment gives effect to the provision for income taxes as though the JLW Companies were taxable entities as of January 1, 1997 with an estimated effective tax rate of 35.0%.
(6) Represents the costs incurred by the JLW Companies related to the Integration and the Transactions.

        Unaudited Pro Forma JLW Companies Combined Statement of Earnings
                          Year Ended December 31, 1997
                                 (in thousands)

                                             Historical JLW (1)
                          --------------------------------------------------------- Combination    Pro Forma
                                        JLW                                             and           JLW
                             JLW    Australasia JLW Asia   JLW      JLW             Integration    Companies
                           England   Companies   Group   Scotland Ireland   Total   Adjustments    Combined
                          --------- ----------- -------- -------- ------- --------- -----------    ---------
Revenue:
 Fee-based services.....  $ 252,895  $ 60,522   $ 73,843 $ 9,042  $ 9,223 $ 405,525  $  23,244 (2) $ 428,769
 Interest income........      1,532       150        293     102       78     2,155        347 (2)     2,502
 Other income...........      4,555     1,777      1,874      98      --      8,304     (2,427)(2)     4,740
                                                                                        (1,137)(3)
                          ---------  --------   -------- -------  ------- ---------  ---------     ---------
 Total revenue..........    258,982    62,449     76,010   9,242    9,301   415,984     20,027       436,011
Operating expenses:
 Compensation and
  benefits..............    122,709    23,337     35,872   2,301    3,110   187,329     35,081 (4)   231,598
                                                                                         9,188 (2)
 Operating,
  administrative and
  other.................     88,117    28,440     24,739   1,539    1,735   144,570     13,059 (2)   155,197
                                                                                        (2,432)(3)
 Depreciation and
  amortization..........      7,854     1,340      1,841     284      353    11,672        625 (2)    12,297
                          ---------  --------   -------- -------  ------- ---------  ---------     ---------
 Total operating
  expenses..............    218,680    53,117     62,452   4,124    5,198   343,571     55,521       399,092
                          ---------  --------   -------- -------  ------- ---------  ---------     ---------
Operating income........     40,302     9,332     13,558   5,118    4,103    72,413    (35,494)       36,919
Interest expense........        649       340        225      12       60     1,286        150 (2)     1,436
                          ---------  --------   -------- -------  ------- ---------  ---------     ---------
 Net earnings (loss)
  before provision for
  income taxes..........     39,653     8,992     13,333   5,106    4,043    71,127    (35,644)       35,483
Provision for income
 taxes..................      3,493     2,918      2,195      46       80     8,732      1,054 (2)    12,419
                                                                                         2,633 (5)
Minority interest.......      1,450       --         --      --       --      1,450       (901)(2)       549
                          ---------  --------   -------- -------  ------- ---------  ---------     ---------
 Net earnings (loss)....  $  34,710  $  6,074   $ 11,138 $ 5,060  $ 3,963 $  60,945  $ (38,430)    $  22,515
                          =========  ========   ======== =======  ======= =========  =========     =========

                  Notes to Unaudited Pro Forma JLW Companies
                        Combined Statement of Earnings
                     For the Year Ended December 31, 1997

(1) Represents the unaudited consolidated or combined statement of earnings of each of the JLW Companies for the year ended December 31, 1997.
(2) These adjustments give effect to the gross revenue and expenses of certain businesses which will be wholly-owned on a combined basis subsequent to the Integration, which were historically accounted for under either the cost or equity method of accounting.
(3) These adjustments give effect to the elimination of intercompany activity by and among each of the groups.
(4) The adjustment gives effect to new market-based compensation packages which will be implemented in accordance with the Transactions. These packages are represented by agreements with certain senior executives that previously received their compensation in the form of profits distributions and/or dividends and provide for a base salary and discretionary bonus based on individual and company performance. Included in the pro forma adjustment is approximately $23.8 million and $11.4 million, respectively, for salary and target bonuses under the new agreements.
(5) The adjustment gives effect to the provision for income taxes as though the JLW Companies were taxable entities as of January 1, 1997 with an estimated effective tax rate of 35.0%.

            Unaudited Pro Forma JLW Companies Combined Balance Sheet
                            As of September 30, 1998
                                 (in thousands)

                                            Historical JLW(1)
                          --------------------------------------------------------  Combination    Pro Forma
                                        JLW       JLW                                   and           JLW
                            JLW     Australasia  Asia     JLW      JLW              Integration    Companies
                          England    Companies   Group  Scotland Ireland   Total    Adjustments    Combined
                          --------  ----------- ------- -------- -------  --------  -----------    ---------
Assets
Current assets:
 Cash and cash
  equivalents...........  $ 19,885    $   --    $ 3,584  $2,992  $1,852   $ 28,313   $  5,540 (2)  $  5,540
                                                                                      (28,313)(4)
 Trade receivables,
  net...................    64,655     12,944    11,332   2,362   3,584     94,877     (1,997)(2)    88,900
                                                                                       (3,980)(3)
 Other receivables......    17,334      1,824    10,644     185     --      29,987        387 (2)    30,374
 Prepaid expenses.......     5,039        178     2,014     204     236      7,671        646 (2)     8,317
 Deferred tax benefit...     1,377        136       --      --      --       1,513        --          1,513
                          --------    -------   -------  ------  ------   --------   --------      --------
 Total current assets...   108,290     15,082    27,574   5,743   5,672    162,361    (27,717)      134,644
Property and equipment,
 at cost, less
 accumulated
 depreciation...........    21,871      1,336     4,785   1,151   1,004     30,147      1,747 (2)    31,894
Intangibles resulting
 from business
 acquisitions net of
 amortization...........     3,989         11       --      --      --       4,000        --          4,000
Investments in real
 estate ventures........       350        500       419     --      --       1,269       (448)(2)       821
Long-term receivables,
 net....................     6,246        --        --      --      --       6,246        --          6,246
Deferred tax asset......     3,943      1,886       --      --      --       5,829         75 (2)     5,904
Prepaid pension asset...     9,247        --        --      --      --       9,247        --          9,247
Other assets, net.......     1,036         41       --      --    1,109      2,186        134 (2)     2,320
                          --------    -------   -------  ------  ------   --------   --------      --------
 Total Assets...........  $154,972    $18,856   $32,778  $6,894  $7,785   $221,285   $(26,209)     $195,076
                          ========    =======   =======  ======  ======   ========   ========      ========
Liabilities
Current liabilities:
 Accounts payable and
  accrued liabilities...  $ 42,135    $ 6,778   $ 3,773  $  718  $1,491   $ 54,895   $  3,134 (2)  $ 84,778
                                                                                       (3,537)(3)
                                                                                       30,286 (4)
 Accrued compensation...       --         --        --      --      502        502      4,111 (4)     4,613
 Taxation...............     1,953      1,181       806      61     --       4,001      1,110 (2)     5,111
 Other liabilities......    24,397      4,467    10,600     747     117     40,328      1,042 (2)    41,370
 Current maturities of
  long-term debt........    11,823        159     4,102     149      72     16,305        --         16,305
                          --------    -------   -------  ------  ------   --------   --------      --------
 Total current
  liabilities...........    80,308     12,585    19,281   1,675   2,182    116,031     36,146       152,177
Deferred tax liability..     3,110         64       231     --      355      3,760          8 (2)     3,768
Other long-term
 liabilities............     7,837        967     2,634     --      156     11,594        435 (2)    12,029
Minority interest.......     2,219        --        --      --      --       2,219     (1,358)(2)       861
                          --------    -------   -------  ------  ------   --------   --------      --------
 Total liabilities......    93,474     13,616    22,146   1,675   2,693    133,604     35,231       168,835
Partners' capital
JLW predecessor
 capital................    61,552      6,797    10,632   5,062   5,169     89,212        350 (2)    27,885
                                                                                          922 (3)
                                                                                      (62,599)(4)
JLW foreign exchange
 translation reserve....       (54)    (1,557)      --      157     (77)    (1,531)      (106)(2)    (1,644)
                                                                                           (7)(3)
                          --------    -------   -------  ------  ------   --------   --------      --------
 Total partners'
  capital...............    61,498      5,240    10,632   5,219   5,092     87,681    (61,440)       26,241
                          --------    -------   -------  ------  ------   --------   --------      --------
 Total liabilities and
  partners' capital.....  $154,972    $18,856   $32,778  $6,894  $7,785   $221,285   $(26,209)     $195,076
                          ========    =======   =======  ======  ======   ========   ========      ========

                  Notes to Unaudited Pro Forma JLW Companies
                            Combined Balance Sheet
                           As of September 30, 1998

(1) Represents the unaudited consolidated or combined balance sheets of each of the JLW Companies as of September 30, 1998.
(2) These adjustments give effect to the gross assets and liabilities of certain businesses which will be wholly-owned on a combined basis subsequent to the Integration, which were historically accounted for under either the equity or cost method of accounting.
(3) These adjustments give effect to the elimination of intercompany balances by and among each of the groups.
(4) These adjustments give effect to accrued compensation and partner distributions which will be paid prior to the Closing, and the reclassification of cash overdrafts to current liabilities which result from such pro forma payments.

     SELECTED HISTORICAL AND PRO FORMA FINANCIAL DATA OF LASALLE PARTNERS

  The following table sets forth, for the periods and as of the dates indicated, selected financial and other data on a historical consolidated and combined basis of LaSalle Partners. The selected financial data as of December 31, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1997 have been derived from the consolidated and combined financial statements of the Predecessor Partnerships audited by KPMG LLP, independent auditors, included in the LaSalle Partners 10-K and incorporated herein by reference. The selected financial data as of December 31, 1995, 1994 and 1993 and for the years ended December 31, 1994 and 1993 have been derived from the Predecessor Partnerships' Combined Financial Statements audited by KPMG LLP, not incorporated by reference herein. The selected financial data as of September 30, 1998 and for the nine months ended September 30, 1998 and 1997 have been derived from LaSalle Partners' and the Predecessor Partnerships' unaudited consolidated and combined financial statements, included in the LaSalle Partners Third Quarter 10-Q and incorporated herein by reference. Such financial statements include all adjustments, consisting of normal recurring adjustments, which LaSalle Partners considers necessary for a fair presentation of its financial position and results of operations for these periods. The selected pro forma financial data have been derived from the Unaudited Pro Forma Consolidated Financial Statements, included elsewhere herein. Operating results for the nine months ended September 30, 1998 are not necessarily indicative of results that may be expected for the entire year. The information set forth below should be read in conjunction with: the consolidated financial statements of LaSalle Partners, and the notes thereto, and "Management's Discussion and Analysis of Financial Condition and Results of Operations" of LaSalle Partners, included in the LaSalle Partners 10-K and the LaSalle Partners Third Quarter 10-Q and incorporated herein by reference; the unaudited pro forma financial statements contained in the LaSalle Partners October 1 Current Report and incorporated herein by reference; and the Unaudited Pro Forma Consolidated Financial Statements, included elsewhere in this Proxy Statement.

               Selected Historical and Pro Forma Financial Data
                         LaSalle Partners Incorporated
                       (in thousands, except share data)

                      Nine Months Ended September 30,                     Year Ended December 31,
                      ----------------------------------  -------------------------------------------------------------
                         1998                                1997
                          Pro                                Pro
                       Forma(1)       1998        1997     Forma(1)      1997       1996      1995      1994     1993
                      -----------  -----------  --------  ----------  ----------  --------  --------  --------  -------
                                (unaudited)               (unaudited)
Statement of
 Operations Data:
Total revenue.......  $   585,567  $   190,109  $141,482  $  753,799  $  224,773  $159,453  $138,618  $116,698  $95,491
Total operating
 expenses...........      613,462      175,009   129,600     794,566     189,659   132,552   118,502    98,683   78,478
                      -----------  -----------  --------  ----------  ----------  --------  --------  --------  -------
Operating income
 (loss).............  $   (27,895) $    15,100  $ 11,882  $  (40,767) $   35,114  $ 26,901  $ 20,116  $ 18,015  $17,013
Interest expense....       11,024          992     3,859      14,536       3,995     5,730     3,806     5,159    5,257
                      -----------  -----------  --------  ----------  ----------  --------  --------  --------  -------
Earnings (loss)
 before provision
 for income taxes...      (38,919)      14,108     8,023     (55,303)     31,119    21,171    16,310    12,856   11,756
Net provision for
 income taxes.......       10,357        5,432    (1,808)     16,017       5,279     1,207       505       554      300
Minority interest...          818          --        --          549         --        --        --        --       --
                      -----------  -----------  --------  ----------  ----------  --------  --------  --------  -------
Net earnings
 (loss).............  $  (50,094)  $     8,676  $  9,831  $  (71,869) $   25,840  $ 19,964  $ 15,805  $ 12,302  $11,456
                      ===========  ===========  ========  ==========  ==========  ========  ========  ========  =======
Basic earnings
 (loss) per common
 share(2)...........  $     (2.09) $      0.54            $    (3.02) $     1.50
                      ===========  ===========            ==========  ==========
Basic weighted
 average shares
 outstanding........   23,953,470   16,210,340            23,781,904  16,200,000
                      ===========  ===========            ==========  ==========
Diluted earnings
 (loss) per common
 share(2)...........  $     (2.09) $      0.53            $    (3.02) $     1.49
                      ===========  ===========            ==========  ==========
Diluted weighted
 average shares
 outstanding(3).....   23,953,470   16,403,225            23,781,904  16,329,613
                      ===========  ===========            ==========  ==========
Other Data:
Adjusted EBITDA(4)..  $    69,403  $    23,277  $ 18,377  $  108,574  $   44,207  $ 32,317  $ 24,356  $ 20,866  $19,544
Cash flows provided
 by (used in)
 operating
 activities.........       17,252  $    18,302  $ 17,136  $   61,288  $   40,577  $ 13,964  $ 13,553  $ 24,628  $ 4,837
Cash flows provided
 by (used in)
 investing
 activities.........  $   (62,719) $   (62,355) $ (5,346) $ (200,396) $  (14,126) $(32,478) $ (5,706) $ (4,885) $(2,738)
Cash flows provided
 by (used in)
 financing
 activities.........  $    (5,275) $    28,442  $ (2,894) $   66,734  $   (3,128) $ 17,189  $(12,365) $(12,028) $(6,758)

                          At September 30,                At December 31,
                          ----------------- --------------------------------------------
                            1998
                            Pro
                          Forma(5)   1998     1997     1996     1995     1994     1993
                          -------- -------- -------- -------- -------- -------- --------
                             (unaudited)
Balance Sheet Data:
Cash and cash
 equivalents............  $ 25,064 $ 15,214 $ 30,660 $  7,207 $  8,322 $ 12,840 $  5,125
Total assets............   941,955  252,877  219,887  156,614  115,001  107,055   84,512
Long-term debt..........   208,442   28,442      --    55,551   40,805   41,028   56,619
Total liabilities.......   504,454   95,844   72,990  132,367  100,004   93,898   99,801
Total
 partners'/stockholders'
 equity.................   437,501  157,033  146,897   24,247   14,997   13,157  (15,289)

-------
(1) Pro forma to give effect to the combination of the JLW Companies, the Transactions and the acquisition of the Compass Businesses as though they had occurred on January 1, 1997. Adjustments, among other things, give effect to new market-based compensation packages for certain partners of the JLW Partnerships and certain employees of the JLW Businesses and includes a base salary and target bonus in replacement of previously received profits distributions and/or dividends. Reference is made to the LaSalle Partners October 1 Current Report incorporated herein by reference for a complete description of the pro forma presentation and related adjustments for LaSalle Partners for the year ended December 31, 1997.
(2) Basic and diluted earnings per common share were calculated based on earnings for the period from conversion to corporate form, July 22, 1997, through December 31, 1997. No earnings per share have been reflected for the periods prior to July 22, 1997.
(3) Neither any Forfeiture Shares, Indemnification Shares, ESOT Adjustment Shares, ESOT Indemnification Shares or ESOT Shares subject to vesting (where such ESOT Shares have been allocated from the ESOT) nor options on LaSalle Partners Common Stock issued in connection with the acquisition of the Compass Businesses were included in the diluted weighted average shares outstanding for the pro forma nine months ended September 30, 1998 or for the year ended December 31, 1997 because, due to operating losses, inclusion of such common stock equivalents would be anti-dilutive.
(4) Adjusted EBITDA represents earnings before interest expense, income taxes, depreciation and amortization, and merger-related nonrecurring common stock charges. Merger-related nonrecurring charges, including the compensation expense recorded in accordance with APB Opinion No. 25 related to shares of LaSalle Partners common stock to be issued or cash paid, if applicable, to New JLW Owners or to the ESOT and Forfeiture Shares to be issued to the Current JLW Owners, are substantially noncash charges incurred in connection with the Acquisition, similar to amortization expense on intangible assets and goodwill. Management believes that Adjusted EBITDA is useful to investors as a measure of operating performance, cash generation and ability to service debt. Adjusted EBITDA should not be considered as an alternative either to: (i) earnings (determined in accordance with US GAAP); (ii) operating cash flow (determined in accordance with US GAAP); or (iii) liquidity.
(5) Pro forma to give effect to the combination of the JLW Companies, the Transactions and the acquisition of the Compass Businesses as though they had occurred on September 30, 1998. The adjustments, among other things, give effect to new market-based compensation packages for certain partners of the JLW Partnerships and employees of the JLW Companies and includes a base salary and target bonus in replacement of previously received profits distributions and/or dividends.

                 SELECTED FINANCIAL DATA OF THE JLW COMPANIES

Selected Financial Data--The JLW Europe Group

  The following table sets forth, for the periods and as of the dates indicated, selected financial and other data on a historical consolidated basis of the JLW Europe Group in accordance with US GAAP. The selected financial data as of December 31, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1997 have been derived from the consolidated financial statements of JLW England and its subsidiaries audited by Deloitte & Touche, independent auditors, included elsewhere herein. The selected financial data as of December 31, 1995 have been derived from the unaudited consolidated financial statements of JLW England and its subsidiaries not included herein. Selected financial data as of December 31, 1994 and 1993 and for the years ended December 31, 1994 and 1993 are not included herein because countries within the region had different year ends, were not subject to statutory audit requirements and, therefore, did not prepare accounts in accordance with US GAAP for those years, and did not require a consolidation of the regional results to be performed. In certain countries, in accordance with local document retention practices, the financial data have not been retained. Accordingly, complete financial data for 1993 and 1994 are not available to permit the presentation of historical financial statements on a comparable basis for such periods. The selected financial data as of September 30, 1998 and for the nine months ended September 30, 1998 and 1997 have been derived from unaudited consolidated financial statements of JLW England and its subsidiaries also included elsewhere herein. Such financial statements include all adjustments, consisting of normal recurring adjustments, which JLW England considers necessary for a fair presentation of the financial position and results of operations for these periods. Operating results for the nine months ended September 30, 1998 are not necessarily indicative of results that may be expected for the entire year. The information set forth below should be read together with the "Unaudited Pro Forma Consolidated Financial Statements," "JLW Management's Discussion and Analysis of Financial Condition and Results of Operations of the JLW Companies" and the financial statements and the notes thereto of JLW England and its subsidiaries, all included elsewhere herein.

                       Selected Historical Financial Data
                              The JLW Europe Group
                                 (in thousands)

                              Nine Months Ended
                                September 30,      Year Ended December 31,
                              ------------------  ----------------------------
                                1998      1997      1997      1996      1995
                              --------  --------  --------  --------  --------
                                 (unaudited)
Statement of Operations
 Data:
Total revenue...............  $227,793  $171,072  $258,982  $217,437  $196,422
Total operating expenses
 (1)........................   193,256   143,059   218,680   185,408   177,489
                              --------  --------  --------  --------  --------
Operating income............  $ 34,537  $ 28,013  $ 40,302  $ 32,029  $ 18,933
Interest expense............       484       520       649       804     1,253
                              --------  --------  --------  --------  --------
Earnings before provision
 for income taxes and
 minority interest..........    34,053    27,493    39,653    31,225    17,680
Net provision (benefit) for
 income taxes...............     1,485      (284)    3,493     3,844     3,410
Minority interest...........     1,277       454     1,450        59       223
                              --------  --------  --------  --------  --------
Net earnings................  $ 31,291  $ 27,323  $ 34,710  $ 27,322  $ 14,047
                              ========  ========  ========  ========  ========
Other Data:
Adjusted EBITDA (2).........  $ 47,660  $ 32,976  $ 46,706  $ 38,344  $ 25,207
Cash flows provided by
 operating activities.......  $ 25,360  $ 31,400  $ 47,034  $ 30,964  $ 24,958
Cash flows used in investing
 activities.................  $ (4,947) $ (7,043) $ (8,634) $ (6,122) $ (8,859)
Cash flows used in financing
 activities.................  $(22,443) $(21,835) $(31,223) $(25,882) $ (9,182)

                                                         At December 31,
                                                   ----------------------------
                         At September 30, 1998       1997     1996      1995
                         ---------------------     -------- -------- ----------
                              (unaudited)                            (unaudited)
Balance Sheet Data:
Cash and cash
 equivalents............       $ 19,885            $ 21,242 $ 14,844  $ 14,987
Total assets............        154,972             134,802  125,244   108,251
Long-term debt..........            --                  --       --        --
Total liabilities and
 minority interest......         93,474              75,966   74,411    68,888
Total partners'
 capital/stockholders'
 equity.................         61,498              58,836   50,833    39,363

--------
(1) The compensation of the partners of JLW England is reflected as profit distributions rather than included in compensation expense. Had compensation expense been so included, net earnings would have been lower by approximately $19.7 million, $14.0 million, and $18.6 million for the nine months ended September 30, 1998 and 1997 and for the year ended December 31, 1997, respectively. Estimates of comparable market compensation amounts for the years ended December 31, 1996 and 1995 are not available due to changes in applicable personnel and various employment markets throughout the region and the lack of available market remuneration data for those periods. The compensation for other senior executives of the rest of the JLW Europe Group is included in compensation expense because these amounts were paid as salary and bonuses.
(2) Adjusted EBITDA represents earnings before interest expense, income taxes, depreciation and amortization, and merger-related nonrecurring charges. Merger-related nonrecurring charges represent professional fees for legal, advisory and financial services which are directly associated with the Integration and the Transactions. Management believes that Adjusted EBITDA is useful to investors as a measure of operating performance, cash generation and ability to service debt. However, Adjusted EBITDA should not be considered as an alternative either to: (i) earnings (determined in accordance with US GAAP); (ii) operating cash flow (determined in accordance with US GAAP); or (iii) liquidity.

Selected Financial Data--The JLW Scotland Group

  The following table sets forth, for the periods and as of the dates indicated, selected financial and other data on a historical consolidated basis of the JLW Scotland Group in accordance with US GAAP. The selected financial data as of December 31, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1997 have been derived from the consolidated financial statements of JLW Scotland and its subsidiary undertaking audited by Ernst & Young, independent auditors, included elsewhere herein. The selected financial data as of December 31, 1995 have been derived from the consolidated financial statements of JLW Scotland and its subsidiary undertaking not included herein. Selected financial data as of December 31, 1994 and 1993 and for the years ended December 31, 1994 and 1993 are not included herein because the JLW Scotland Group, which previously had an April 30 year end, included a partnership which was not subject to statutory audit requirements, did not prepare accounts in accordance with US GAAP for those years and did not require a consolidation of the results to be performed. It is not possible to recreate financial statements which comply with US GAAP as of and for the years ended December 31, 1993 and 1994 as the supporting books and records would not permit the presentation of historical financial statements on a comparable basis for such periods. The selected financial data as of September 30, 1998 and for the nine months ended September 30, 1998 and 1997 have been derived from unaudited consolidated financial statements of JLW Scotland and its subsidiary undertaking also included elsewhere herein. Such financial statements include all adjustments, consisting of normal recurring adjustments, which JLW Scotland considers necessary for a fair presentation of the financial position and results of operations for these periods. Operating results for the nine months ended September 30, 1998 are not necessarily indicative of results that may be expected for the entire year. The information set forth below should be read together with the "Unaudited Pro Forma Consolidated Financial Statements," "JLW Management's Discussion and Analysis of Financial Condition and Results of Operations of the JLW Companies," and the financial statements and the notes thereto of JLW Scotland and its subsidiary undertaking, all included elsewhere herein.

                      Selected Historical Financial Data
                            The JLW Scotland Group
                                (in thousands)

                                    Nine Months
                                  Ended September
                                        30,         Year Ended December 31,
                                  ----------------  -------------------------
                                   1998     1997     1997     1996     1995
                                  -------  -------  -------  -------  -------
                                    (unaudited)
Statement of Operations Data:
Total revenue.................... $ 6,783  $ 6,474  $ 9,242  $ 5,761  $ 5,018
Total operating expenses (1).....   3,696    2,696    4,124    3,609    3,373
                                  -------  -------  -------  -------  -------
Operating income................. $ 3,087  $ 3,778  $ 5,118  $ 2,152  $ 1,645
Interest expense.................       7       10       12       13        6
                                  -------  -------  -------  -------  -------
Earnings before provision for
 income taxes....................   3,080    3,768    5,106    2,139    1,639
Net provision for income taxes...      25       34       46       36       43
                                  -------  -------  -------  -------  -------
Net earnings..................... $ 3,055  $ 3,734  $ 5,060  $ 2,103  $ 1,596
                                  =======  =======  =======  =======  =======
Other Data:
Adjusted EBITDA (2).............. $ 3,514  $ 3,945  $ 5,402  $ 2,358  $ 1,926
Cash flows provided by operating
 activities...................... $ 3,347  $ 3,395  $ 4,538  $ 2,480  $ 1,626
Cash flows used in investing
 activities...................... $  (464) $  (153) $  (231) $  (295) $  (172)
Cash flows used in financing
 activities...................... $(2,624) $(1,847) $(2,291) $(1,590) $(1,846)

                                                 At         At December 31,
                                            September 30, --------------------
                                                1998       1997   1996   1995
                                            ------------- ------ ------ ------
                                             (unaudited)
Balance Sheet Data:
Cash and cash equivalents..................    $2,992     $2,642 $  662 $   18
Total assets...............................     6,894      6,111  3,137  1,972
Long-term debt.............................       --         --     --     --
Total liabilities..........................     1,675      1,447  1,041    636
Total partners' capital/stockholders'
 equity....................................     5,219      4,664  2,096  1,336

--------
(1) The compensation of the partners of the JLW Scotland Group is reflected as profit distributions rather than included in compensation expense. Had compensation expense been so included, net earnings would have been lower by approximately $1.9 million, $2.2 million, and $2.9 million for the nine months ended September 30, 1998 and 1997 and for the year ended December 31, 1997, respectively. Estimates of comparable market compensation amounts for the years ended December 31, 1996 and 1995 are not available due to changes in applicable personnel and various employment markets throughout the region and the lack of available market remuneration data for those periods.
(2) Adjusted EBITDA represents earnings before interest expense, income taxes, depreciation and amortization, and merger-related nonrecurring charges. Merger-related nonrecurring charges represent professional fees for legal, advisory and financial services which are directly associated with the Integration and the Transactions. Management believes that Adjusted EBITDA is useful to investors as a measure of operating performance, cash generation and ability to service debt. However, Adjusted EBITDA should not be considered as an alternative either to: (i) earnings (determined in accordance with US GAAP); (ii) operating cash flow (determined in accordance with US GAAP); or (iii) liquidity.

Selected Financial Data--The JLW Ireland Group

  The following table sets forth, for the periods and as of the dates indicated, selected financial and other data on a historical combined basis of the JLW Ireland Group in accordance with US GAAP. The selected financial data as of December 31, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1997 have been derived from the combined financial statements of JLW Ireland audited by Deloitte & Touche, independent auditors, included elsewhere herein. The selected financial data as of December 31, 1995 have been derived from the unaudited combined financial statements of JLW Ireland not included herein. Selected financial data as of December 31, 1994 and 1993 and for the years ended December 31, 1994 and 1993 are not included herein because, as a partnership, the JLW Ireland Group previously had an April 30 year end, was not subject to audit requirements and therefore did not prepare accounts in accordance with US GAAP for those years. It is not possible to recreate financial statements which comply with US GAAP as of and for the years ended December 31, 1993 and 1994, as the books and supporting records of the JLW Ireland Group do not provide sufficient detail to permit the presentation of historical financial statements on a comparable basis for such periods. The selected financial data as of September 30, 1998 and for the nine months ended September 30, 1998 and 1997 have been derived from unaudited combined financial statements of JLW Ireland also included elsewhere herein. Such financial statements include all adjustments, consisting of normal recurring adjustments, which JLW Ireland considers necessary for a fair presentation of the financial position and results of operations for these periods. Operating results for the nine months ended September 30, 1998 are not necessarily indicative of results that may be expected for the entire year. The information set forth below should be read together with the "Unaudited Pro Forma Consolidated Financial Statements," "JLW Management's Discussion and Analysis of Financial Condition and Results of Operations of the JLW Companies," and the financial statements and the notes thereto of JLW Ireland, all included elsewhere herein.

                      Selected Historical Financial Data
                             The JLW Ireland Group
                                (in thousands)

                                    Nine Months
                                  Ended September
                                        30,         Year Ended December 31,
                                  ----------------  -------------------------
                                   1998     1997     1997     1996     1995
                                  -------  -------  -------  -------  -------
                                    (unaudited)
Statement of Operations Data:
Total revenue.................... $ 8,701  $ 6,305  $ 9,301  $ 9,487  $ 6,953
Total operating expenses (1).....   4,621    3,843    5,198    5,246    5,102
                                  -------  -------  -------  -------  -------
Operating income................. $ 4,080  $ 2,462  $ 4,103  $ 4,241  $ 1,851
Interest expense.................      38       57       60       82       21
                                  -------  -------  -------  -------  -------
Earnings before provision for
 income taxes....................   4,042    2,405    4,043    4,159    1,830
Net provision for income taxes...      65       57       80       69       55
                                  -------  -------  -------  -------  -------
Net earnings..................... $ 3,977  $ 2,348  $ 3,963  $ 4,090  $ 1,775
                                  =======  =======  =======  =======  =======
Other Data:
Adjusted EBITDA (2).............. $ 4,907  $ 2,728  $ 4,456  $ 4,507  $ 2,040
Cash flows provided by operating
 activities...................... $ 3,730  $ 2,368  $ 3,542  $ 4,795  $ 2,358
Cash flows used in investing
 activities...................... $   (52) $  (467) $  (477) $   (88) $  (392)
Cash flows used in financing
 activities...................... $(2,595) $(2,401) $(3,425) $(3,568) $(1,956)

                                                         At December 31,
                                        At September ------------------------
                                          30, 1998    1997   1996     1995
                                        ------------ ------ ------ ----------
                                         (unaudited)               (unaudited)
Balance Sheet Data:
Cash and cash equivalents..............    $1,852    $  676 $1,211   $   17
Total assets...........................     7,785     5,228  5,562    3,725
Long-term debt.........................       --        --     --       --
Total liabilities......................     2,693     1,807  2,228    2,107
Total partners' capital/stockholders'
 equity................................     5,092     3,421  3,334    1,618

--------
(1) The compensation of the partners of the JLW Ireland Group is reflected as profit distributions rather than included in compensation expense. Had compensation expense been so included, net earnings would have been lower by approximately $2.2 million, $1.8 million, and $2.4 million for the nine months ended September 30, 1998 and 1997 and for the year ended December 31, 1997, respectively. Estimates of comparable market compensation amounts for the years ended December 31, 1996 and 1995 are not available due to changes in applicable personnel and various employment markets throughout the region and the lack of available market remuneration data for those periods.
(2) Adjusted EBITDA represents earnings before interest expense, income taxes, depreciation and amortization, and merger-related nonrecurring charges. Merger-related nonrecurring charges represent professional fees for legal, advisory and financial services which are directly associated with the Integration and the Transactions. Management believes that Adjusted EBITDA is useful to investors as a measure of operating performance, cash generation and ability to service debt. However, Adjusted EBITDA should not be considered as an alternative either to: (i) earnings (determined in accordance with US GAAP); (ii) operating cash flow (determined in accordance with US GAAP); or (iii) liquidity.

Selected Financial Data--The JLW Asia Group

  The following table sets forth, for the periods and as of the dates indicated, selected financial and other data on a historical consolidated basis of the JLW Asia Group in accordance with US GAAP. The selected financial data as of December 31, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1997 have been derived from the consolidated financial statements of JLW Asia Holdings Limited and subsidiaries audited by KPMG, independent auditors, included elsewhere herein. The selected financial data as of December 31, 1995 have been derived from the consolidated financial statements of JLW Asia Holdings Limited not included herein. Selected financial data as of December 31, 1994 and 1993 and for the years ended December 31, 1994 and 1993 are not included herein because countries within the region had different year ends, did not require a consolidation of the regional results to be performed and, in certain cases, were not subject to statutory audit requirements and, therefore, the JLW Asia Group did not prepare accounts in accordance with US GAAP. In certain countries, in accordance with local document retention practices, the financial data have not been retained. Accordingly, complete financial data for 1993 and 1994 are not available to permit the presentation of historical financial statements on a comparable basis for such periods. The selected financial data as of September 30, 1998 and for the nine months ended September 30, 1998 and 1997 have been derived from unaudited consolidated financial statements of JLW Asia Holdings Limited and subsidiaries also included elsewhere herein. Such financial statements include all adjustments, consisting of normal recurring adjustments, which the directors of JLW Asia Holdings Limited consider necessary for a fair presentation of the financial position and results of operations for these periods. Operating results for the nine months ended September 30, 1998 are not necessarily indicative of results that may be expected for the entire year. The information set forth below should be read together with the "Unaudited Pro Forma Consolidated Financial Statements," "JLW Management's Discussion and Analysis of Financial Condition and Results of Operations of the JLW Companies," and the JLW Asia Holdings Limited and subsidiaries financial statements and the notes thereto, all included elsewhere herein.

                      Selected Historical Financial Data
                              The JLW Asia Group
                                (in thousands)

                                  Nine Months
                                     Ended
                                 September 30,     Year Ended December 31,
                                ----------------  ---------------------------
                                 1998     1997      1997     1996      1995
                                -------  -------  --------  -------  --------
                                  (unaudited)
Statement of Operations Data:
Total revenue.................. $41,881  $57,355  $ 76,010  $62,281  $ 59,718
Total operating expenses (1)...  42,129   47,437    62,452   51,009    50,650
                                -------  -------  --------  -------  --------
Operating income (loss)........ $  (248) $ 9,918  $ 13,558  $11,272  $  9,068
Interest expense...............     194       69       225      426       279
                                -------  -------  --------  -------  --------
Earnings (loss) before
 provision for income taxes....    (442)   9,849    13,333   10,846     8,789
Net provision for income
 taxes.........................     654    1,621     2,195    1,493       904
                                -------  -------  --------  -------  --------
Net earnings (loss)............ $(1,096) $ 8,228  $ 11,138  $ 9,353  $  7,885
                                =======  =======  ========  =======  ========
Other Data:
Adjusted EBITDA (2)............ $ 4,523  $11,253  $ 15,399  $12,955  $ 10,678
Cash flows provided by (used
 in) operating activities...... $(3,625) $10,977  $ 20,021  $ 7,347  $ 10,044
Cash flows used in investing
 activities.................... $  (290) $  (272) $   (424) $(1,085) $   (142)
Cash flows used in financing
 activities.................... $(1,091) $(9,313) $(17,309) $(8,286) $(13,210)

                                                            At December 31,
                                                        -----------------------
                                  At September 30, 1998  1997    1996    1995
                                  --------------------- ------- ------- -------
                                       (unaudited)
Balance Sheet Data:
Cash and cash equivalents........        $ 3,584        $ 8,544 $ 5,730 $ 7,782
Total assets.....................         32,778         34,245  39,649  36,579
Long-term debt...................            --             --      --      --
Total liabilities................         22,146         20,613  22,363  20,991
Total stockholders' equity.......         10,632         13,632  17,286  15,588

--------
(1) The compensation for owners represents a combination of salary and bonus, which is reflected in compensation expense. In addition, owners receive dividends representing distributions of the JLW Asia Group's profits. Had the portion of such dividends representing compensation been included as compensation, net earnings would have been lower by approximately $.3 million, $5.4 million, and $7.2 million for the nine months ended September 30, 1998 and 1997 and for the year ended December 31, 1997, respectively. Note that the JLW Asia Group established the new market remuneration packages effective January 1, 1998, with the exception of the operations in Indonesia, which were not wholly owned in 1998, resulting in a lower pro forma adjustment in 1998 as compared to the prior year periods. Estimates of comparable market compensation amounts for the years ended December 31, 1996 and 1995 are not available due to changes in applicable personnel and various employment markets throughout the region and the lack of available market remuneration data for those periods.
(2) Adjusted EBITDA represents earnings before interest expense, income taxes, depreciation and amortization, and merger-related nonrecurring charges. Merger-related nonrecurring charges represent professional fees for legal, advisory and financial services which are directly associated with the Integration and the Transactions. Management believes that Adjusted EBITDA is useful to investors as a measure of operating performance, cash generation and ability to service debt. However, Adjusted EBITDA should not be considered as an alternative either to: (i) earnings (determined in accordance with US GAAP); (ii) operating cash flow (determined in accordance with US GAAP); or (iii) liquidity.

Selected Financial Data--The JLW Australasia Group

  The following table sets forth, for the periods and as of the dates indicated, selected financial and other data on a historical combined basis of the JLW Australasia Group in accordance with US GAAP. The selected financial data as of December 31, 1997 and for each of the years in the three-year period ended December 31, 1997 have been derived from the combined financial statements of the JLW Australasia Group audited by Ernst & Young, independent auditors, included elsewhere herein. The selected financial data as of December 31, 1995 have been derived from the unaudited combined financial statements of the JLW Australasia Group, not included herein. The selected financial data as of September 30, 1998 and for the nine months ended September 30, 1998 and 1997 have been derived from unaudited combined financial statements of the JLW Australasia Group also included elsewhere herein. Such financial statements include all adjustments, consisting of normal recurring adjustments, which the directors of JLW Australasia Group consider necessary for a fair presentation of the financial position and results of operations for these periods. Operating results for the nine months ended September 30, 1998 are not necessarily indicative of results that may be expected for the entire year. The information set forth below should be read together with the "Unaudited Pro Forma Consolidated Financial Statements," "JLW Management's Discussion and Analysis of Financial Condition and Results of Operations of the JLW Companies," and the JLW Australasia Group financial statements and the notes thereto, all included elsewhere herein.

                      Selected Historical Financial Data
                           The JLW Australasia Group
                                (in thousands)

                                    Nine Months
                                       Ended
                                   September 30,    Year Ended December 31,
                                  ----------------  -------------------------
                                   1998     1997     1997     1996     1995
                                  -------  -------  -------  -------  -------
                                    (unaudited)
Statement of Operations Data:
Total revenue.................... $41,072  $44,564  $62,449  $61,604  $59,334
Total operating expenses (1).....  39,290   40,174   53,117   56,340   57,325
                                  -------  -------  -------  -------  -------
Operating income................. $ 1,782  $ 4,390  $ 9,332  $ 5,264  $ 2,009
Interest expense.................      82      260      340      674      687
                                  -------  -------  -------  -------  -------
Earnings before provision for
 income taxes....................   1,700    4,130    8,992    4,590    1,322
Net provision for income taxes...   1,522    1,317    2,918    1,560       16
                                  -------  -------  -------  -------  -------
Net earnings..................... $   178  $ 2,813  $ 6,074  $ 3,030  $ 1,306
                                  =======  =======  =======  =======  =======
Other Data:
Adjusted EBITDA (2).............. $ 5,210  $ 5,404  $10,672  $ 6,669  $ 3,357
Cash flows provided by (used in)
 operating activities............ $(1,555) $ 6,258  $ 9,269  $ 5,329  $(1,837)
Cash flows provided by (used in)
 investing activities............ $   202  $  (268) $  (663) $  (678) $(1,579)
Cash flows provided by (used in)
 financing activities............ $(2,366) $(8,933) $(7,830) $(1,708) $  (141)

                                                     At December 31,
                                               ---------------------------
                         At September 30, 1998  1997    1996      1995
                         --------------------- ------- ------- -----------
                              (unaudited)                      (unaudited)
Balance Sheet Data:
Cash and cash
 equivalents............        $   --         $ 3,719 $ 2,943   $   --
Total assets............         18,856         20,940  23,475    22,603
Long-term debt..........            --             --      --        --
Total liabilities.......         13,616         15,330  17,486    18,970
Total partners'
 capital/stockholders'
 equity.................          5,240          5,610   5,989     3,633

--------
(1) The compensation for owners and senior executives represents a combination of salary, benefits and (in the case of senior executives) profit share, which are reflected in compensation expense. In addition, owners receive dividends representing distributions of the group's profits. Had the portion of such dividends representing compensation been included as compensation, net earnings would have been lower by approximately $.7 million, $3.2 million, and $4.2 million for the nine months ended September 30, 1998 and 1997 and for the year ended December 31, 1997, respectively. Note that the JLW Australasia Group established the new market remuneration packages effective January 1, 1998, with the exception of discretionary bonus, resulting in a lower pro forma adjustment for 1998 as compared to the prior year periods. Estimates of comparable market compensation amounts for the years ended December 31, 1996 and 1995 are not available due to changes in applicable personnel and various employment markets throughout the region and the lack of available market remuneration data for those periods.
(2) Adjusted EBITDA represents earnings before interest expense, income taxes, depreciation and amortization, and merger-related nonrecurring charges. Merger-related nonrecurring charges represent professional fees for legal, advisory and financial services which are directly associated with the Integration and the Transactions. Management believes that Adjusted EBITDA is useful to investors as a measure of operating performance, cash generation and ability to service debt. However, Adjusted EBITDA should not be considered as an alternative either to: (i) earnings (determined in accordance with US GAAP); (ii) operating cash flow (determined in accordance with US GAAP); or (iii) liquidity.

JLW MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
                        OPERATIONS OF THE JLW COMPANIES

THE JLW COMPANIES--OVERVIEW

General

  The JLW Companies operate their businesses in four distinct geographical
Regions: Europe, Asia, Australasia and North America. However, substantially independent ownership structures exist among and within the Regions. As a result of these separate ownership groups, historical financial reporting has been presented for each group: the JLW Europe Group (which includes the JLW Businesses in North America but excludes the JLW Businesses in Scotland and the Republic of Ireland), the JLW Scotland Group, the JLW Ireland Group, the JLW Asia Group and the JLW Australasia Group. The JLW Companies have coordinated operations such that the JLW Businesses in England, continental Europe, Scotland, and Ireland work together as one Region, even though the JLW Businesses in England and continental Europe are owned by JLW England and the JLW Businesses in Scotland and Ireland are owned by JLW Scotland and JLW Ireland, respectively, with each having substantially different partners. In order to coordinate the worldwide activities of the JLW Companies and ensure consistent standards of service across regions despite having different owners in each Region, in 1997 the JLW Companies formed the International Board. Prior to the formation of the International Board, similar functions were filled by a committee comprised of representatives of the JLW Companies. See "The Transactions--Description of the Transactions" for a chart which shows the ownership structure of the JLW Companies and the Regions.

  The JLW Companies have historically operated as partnerships or in a manner resembling partnerships even though in certain jurisdictions the businesses are structured as corporations. As such, the profits of the various partnerships and companies have been paid to the owners and certain senior executives as profit distributions, bonuses or dividends according to the business structure and tax regime in which the business operates. As a result, compensation paid to owners and senior executives and reflected as compensation expense may not reflect the equivalent "market-based" compensation, and the results of each Region, and of the businesses within each Region, may not be comparable. New market-based compensation packages will be implemented in connection with the Transactions and will include a base salary and target bonus in replacement of previously received profit distributions and/or dividends. All compensation subsequent to the Transactions will be recorded as compensation expense and profit distributions and dividends will no longer be made. Therefore, future compensation expense will be materially higher than the amounts reflected in the historical financial statements. See "Unaudited Pro Forma Consolidated Financial Statements--The JLW Companies."

  Since JLW England, JLW Scotland and JLW Ireland are structured as partnerships, the profits attributable to partners are taxable as personal income and the financial statements for the JLW Europe Group, the JLW Scotland Group and the JLW Ireland Group do not reflect income tax on the profits of the partnerships. As a result of the Integration, these partnerships will be incorporated and the resultant entities will become subject to taxation as corporations. See "The Transactions--Description of the Transactions" and "Unaudited Pro Forma Consolidated Financial Statements--The JLW Companies."

  As a result of the integration of the JLW Companies, the JLW Companies have incurred charges related to financial and legal services, including structuring advice and shareholder documentation. In addition, as a result of the Transactions, the JLW Companies have incurred charges related to legal, financial and advisory services, including, but not limited to, legal reviews, fairness opinions, due diligence services and audit and financial statement reviews. For the nine months ended September 30, 1998, the JLW Companies incurred charges of $15.3 million (including $0.3 million charged to the Transact Companies which are accounted for under the equity method of accounting) related to these professional services. Such charges have been allocated among the Regions based on the allocation used to divide the equity ownership of the JLW Companies among the Regions as part of the Integration.

  The revenue generated by the JLW Companies is seasonal, with revenue from transaction based activities being stronger toward the end of the year. This is due to the year end focus on the completion of transactions, which is consistent with the real estate industry generally. The JLW Companies' non-variable operating expenses, which are treated as expenses when incurred during the year, are relatively constant on a quarterly basis. As a result of the foregoing, combined operating income of the JLW Companies tends to be lowest in the first quarter and highest in the fourth quarter.

  The functional currency of each of the businesses is generally the local currency while the reporting currency used in this Proxy Statement and to be used in the future is the US Dollar. In the discussions herein relating to results of operations, consideration has been given to the impact of currency exchange rate fluctuations on the translation of results of foreign entities into the reporting currency. Other than such translation effects, the respective JLW Companies' historical exposure to exchange rate fluctuations has been limited as revenue and expenses have been predominantly earned and incurred in local currency with net earnings distributed in local currency to the partners, owners and senior executives of the respective JLW Companies as bonuses, dividends or profit sharing. Due to the limited flow of funds between countries or regions there have been no formal currency management policies.

  Certain of the JLW Companies conduct operations in a number of European countries which are intending to join the first phase of European monetary union on January 1, 1999. Those countries joining the monetary union will be adopting a single currency, the Euro, in place of their existing national currencies. The conversion to the Euro is not expected to have a material impact on the revenues, expenses or net income of the JLW Companies. Due to the nature of the services provided by the JLW Companies, the conversion to the Euro is also not expected to have material competitive or pricing implications to the operations of the JLW Companies nor does management believe that significant or material contracts exist which will be adversely affected by the introduction of the Euro. Although no assurance can be given, the JLW Europe Group does not expect that the cost of ensuring that existing systems and commercial software are able to process functions in the Euro will have a material impact on the business, operations or financial condition of the JLW Companies as a whole.

  The JLW Companies do not include the separately owned company which operates under the "Jones Lang Wootton" name in Malaysia ("JLW Malaysia"). JLW Malaysia operates under the terms of a license agreement with JLW Pacific, an entity which is being acquired under the Transactions. This license agreement allows JLW Malaysia exclusive use of the names "Jones Lang Wootton" and "JLW" in Malaysia and prevents the JLW Companies from using the names "Jones Lang Wootton" and "JLW" in Malaysia. The license can be terminated on twelve months' notice by JLW Malaysia but cannot be terminated by the JLW Companies.

Year 2000

  The "Year 2000 Issue" is the result of computer programs and systems having been designed and developed to use two digits, rather than four, to define the applicable year. Therefore, these computer programs and systems may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in system failure or miscalculations causing disruptions of operations, including among other things, temporary inability to process transactions, pay invoices or engage in similar normal business activities. In recognition of the importance of computer programs and systems to the JLW Companies, procedures have been introduced on a global and local basis to ensure that the systems are substantially Year 2000 compliant.

  On a global basis, the JLW Companies have implemented the "JLW Office for the Year 2000" program, which is managed by a senior executive from the JLW Europe Group. The program is dedicated to managing the global compliance process for initial awareness and risk assessment phases through the renovation, validation and implementation phases. On a local basis, the JLW Companies in each country have been responsible for managing their own information technology ("IT") requirements and for the implementation of policies and procedures to ensure that IT systems will be Year 2000 compliant. The JLW Companies, both locally and on a global basis, have substantially completed the awareness and risk assessment phase of the program.

  In conducting the assessment phase, the JLW Companies have identified those elements of their systems which require renovation or replacement. The IT risk assessment reveals that within the JLW Companies there are a total of 206 software applications of which 47 are categorized as business critical. Of these critical systems, the global IT risks assessment exercise has found nine software applications to be "non Year 2000 compliant."

As a result of the JLW Companies' existing strategy of performing regular system upgrades and replacements to meet the evolving needs of the business, the JLW Companies in each country anticipate having completed implementation of Year 2000 compliant systems for critical business systems, data communications and telecommunication equipment by mid-year 1999.

  The JLW Companies anticipate total costs relating to the programs and phases previously described to be approximately $1.3 million. Of these costs, $1.2 million are operating expenses, including $0.5 million associated with the administration of the "JLW Office for the Year 2000" program and $0.7 million to upgrade accounting systems, testing and other matters. The remaining costs include $0.1 million of capital expenditures, primarily representing upgrades which provide operational benefits above and beyond Year 2000.

  The ability of third parties with whom the JLW Companies transact business to address their Year 2000 issues is beyond the JLW Companies' control. To the extent that third party suppliers to the JLW Companies are not Year 2000 compliant, and are consequently unable to provide the services or deliver the products that they currently provide or deliver, there could be a material adverse impact on the business, operating results and financial condition of the JLW Companies. At this time, the JLW Companies are in the process of reviewing the Year 2000 compliance of its major suppliers.

  Based upon an assessment of the risks involved, personnel have also been appointed (in connection with the Year 2000 program) to oversee Year 2000 compliance activity with respect to management of client properties, in addition to the JLW Companies' own facilities. Subject to landlord agreement, each JLW Company office which manages property has therefore drafted plans to undertake initial risk assessments and Year 2000 impact audits of managed properties. These assessments are being carried out by JLW staff and outside engineers as necessary.

  Although the JLW Companies are not aware of any threatened claims related to Year 2000, the JLW Companies may be subject to litigation arising from such claims and, depending on the outcome, such litigation could have a material adverse affect on the business, operating results and financial condition of the JLW Companies.

  As part of the procedures being employed to deal with Year 2000 issues, contingency plans are to be created on a local and global basis to deal with possible worst-case scenarios of systems failures stemming from Year 2000 non-compliance. These contingency plans will assist the JLW Companies in the effort to minimize their potential exposure to Year 2000 problems. It is anticipated that the plans will be established by mid-year 1999.

THE JLW EUROPE GROUP

Overview

  The JLW Europe Group offers a wide range of real estate services, including property sales and acquisitions (the largest component of which is investment sales and acquisitions), leasing, property and facilities management, CRES, project management, investment management, valuation, consulting and research. Historically, transactional work has been the main component of the JLW Europe Group's business.

  JLW England is structured as a partnership. Accordingly, the compensation of partners of JLW England is reflected as distributions of profit. Although such distributions represent a combination of an equity distribution and compensation for partners, the distributions are not accounted for as compensation expense. Had any portion of such distribution been accounted for as compensation expense, operating expenses for the JLW Europe Group would have been higher. The JLW Businesses in continental Europe and North America operate as corporate entities with compensation of senior executives included in compensation expense because these amounts are paid as salaries and bonuses rather than profit distributions. As a result, operating expenses as a percentage of revenue for JLW England are not comparable to those for the rest of the JLW Europe Group. In connection with the Transactions, the partners of JLW England and owners and senior executives of the rest of the JLW Europe

Group will enter into new employment contracts and all compensation will be paid as salary and bonuses at market rates. Therefore, future compensation expense will be materially higher than the amounts reflected in the historical financial statements. See "Unaudited Pro Forma Consolidated Financial Statements--The JLW Companies."

  Income taxes with respect to the income of JLW England are payable by the partners personally and are not reflected in the financial statements of the JLW Europe Group. Other JLW Businesses within the JLW Europe Group operate as corporate entities which are subject to taxation. As a result of the Transactions, JLW England will be incorporated and will become subject to taxation as a corporation. See "Unaudited Pro Forma Consolidated Financial Statements--The JLW Companies."

  The financial results of the JLW Europe Group are closely related to the property markets in which it operates. Almost half of the JLW Europe Group's business is in the United Kingdom where there are signs of a slowdown in the economy which may impact the property sector. As a result, the level of activity in the property market in the United Kingdom may be lower than that experienced over the last two years. However, the property markets of most continental European economies, which account for more than a third of the JLW Europe Group's revenue, have not experienced this slowdown and North America currently has a moderately active property market.

  The JLW Europe Group conducts business in a variety of functional currencies. When using the US Dollar as a reporting currency, the financial results of the JLW Europe Group are sensitive to exchange rate fluctuations. The functional currencies of the JLW Europe Group are generally the local currency in which each business operates. The main currencies other than the Pound Sterling and US Dollar in which the JLW Europe Group derives revenue are the German Mark, Dutch Guilder, French Franc, and Belgian Franc (the "Continental European Currencies"). The average exchange rate of the Pound Sterling appreciated by approximately 2.5% relative to the US Dollar during the nine month period ended September 30, 1998, compared with the prior year period. Measured during the same interval, the average exchange rate of the Continental European Currencies was relatively stable against the US Dollar. In 1997, the Pound Sterling appreciated by less than 5% relative to the US Dollar compared with 1996, while the Continental European Currencies depreciated by approximately 15.0%. In 1996, the Pound Sterling remained relatively constant compared to the US Dollar and the Continental European Currencies depreciated by approximately 4.0% relative to the US Dollar compared with 1995. As a consequence of such exchange rate fluctuations, the reported results, which are in US Dollars, may not reflect the underlying performance of the JLW Europe Group.

  The JLW Europe Group conducts its businesses with systems utilizing commercial software purchased from suppliers and customized software. Efforts to ensure that such systems, data communication and telecommunications equipment are Year 2000 compliant are being coordinated on a global basis by the JLW Companies. See "--The JLW Companies--Overview--Year 2000."

RESULTS OF OPERATIONS

  The information below is presented in accordance with US GAAP.

The JLW Europe Group

                                 Nine Months Ended
                                   September 30,     Year Ended December 31,
                                 -----------------  --------------------------
                                   1998     1997      1997     1996     1995
                                 -------- --------  -------- -------- --------
                                                (in thousands)
Revenue
 JLW England.................... $ 99,581 $ 78,530  $109,635 $ 83,256 $ 75,275
 Continental Europe.............   77,627   59,548    95,519   94,961   87,923
 North America..................   43,866   30,146    47,741   36,046   29,318
                                 -------- --------  -------- -------- --------
Operating revenue............... $221,074 $168,224  $252,895 $214,263 $192,516
 Interest income................    1,745    1,051     1,532    1,290    1,378
 Other income...................    4,974    1,797     4,555    1,884    2,528
                                 -------- --------  -------- -------- --------
Total revenue................... $227,793 $171,072  $258,982 $217,437 $196,422
Operating expenses (1)
 JLW England.................... $ 68,944 $ 53,602  $ 79,844 $ 62,019 $ 63,757
 Continental Europe.............   74,461   58,367    90,731   89,362   84,082
 North America..................   49,851   31,090    48,105   34,027   29,650
                                 -------- --------  -------- -------- --------
Total operating expenses........ $193,256 $143,059  $218,680 $185,408 $177,489
                                 -------- --------  -------- -------- --------
Operating income................ $ 34,537 $ 28,013  $ 40,302 $ 32,029 $ 18,933
 Interest expense...............      484      520       649      804    1,253
                                 -------- --------  -------- -------- --------
Earnings before provision for
 income taxes and minority
 interest....................... $ 34,053 $ 27,493  $ 39,653 $ 31,225 $ 17,680
 Net provision/(benefit) for
  income taxes..................    1,485     (284)    3,493    3,844    3,410
 Minority interest..............    1,277      454     1,450       59      223
                                 -------- --------  -------- -------- --------
Net earnings.................... $ 31,291 $ 27,323  $ 34,710 $ 27,322 $ 14,047
                                 ======== ========  ======== ======== ========

--------
(1) Operating expenses for the nine months ended September 30, 1998 include costs related to the Integration and the Transactions totaling $8.3 million.

Nine months ended September 30, 1998 compared with nine months ended September 30, 1997

 Revenue

  The JLW Europe Group's total revenue increased by $56.7 million, or 33.2%, to $227.8 million for the nine months ended September 30, 1998 from $171.1 million in the prior year period. The increase was due primarily to the active property investment and leasing markets in which JLW Europe operates as well as to the strength of the underlying business and the gain of approximately $3.8 million on a partial disposal of an investment in a joint venture.

  For the nine months ended September 30, 1998, JLW England accounted for $99.6 million, or 45.0%, of the JLW Europe Group's operating revenue, while continental Europe accounted for $77.6 million, or 35.1%, and North America accounted for $43.9 million, or 19.9%. For the nine months ended September 30, 1997, JLW England accounted for $78.5 million, or 46.7%, of the JLW Europe Group's operating revenue, while continental Europe accounted for $59.5 million, or 35.4%, and North America accounted for $30.1 million, or 17.9%.

  Operating revenue generated by JLW England increased by $21.1 million, or 26.8%, to $99.6 million for the nine months ended September 30, 1998 from $78.5 million in the prior year period. The increase in revenue was attributable to an active property market with growing occupier demand, rising rents and increased acquisitions by United Kingdom investors, which led to increased revenue from investment sales and acquisitions, leasing and property management. Also, the increase in revenues was attributable to the acquisition of new business from major English and overseas institutional and development company clients and an increase in utilization of its retail management services. JLW England was successful in expanding acquisition and sales business throughout the United Kingdom for local and international occupiers and real estate investors. Retail, residential and industrial activities in particular were expanded. JLW England also invested increased funds for its pension fund clients, increased merger and acquisition services and increased the number of its consulting assignments. JLW England now has an increased client base and quality staff in position to expand property services to its client base in the future.

  Operating revenue generated in continental Europe increased by $18.1 million, or 30.4%, to $77.6 million for the nine months ended September 30, 1998 from $59.5 million in the prior year period. The functional currencies in which the majority of the JLW Europe Group's continental Europe revenue was derived remained relatively stable against the US Dollar for the nine months ended September 30, 1998 compared with the prior year period. Revenue, as reported in functional currency, improved in the four markets from which the majority of the JLW Europe Group's continental Europe revenue was derived. Such markets were Germany, which experienced a revenue increase of 20.2%, France, which experienced a revenue increase of 37.1%, Holland, which experienced a revenue increase of 22.0%, and Belgium (inclusive of Luxembourg), which experienced a revenue increase of 29.8% for the nine months ended September 30, 1998, as compared with the prior year period. The increase in revenue in these countries resulted mainly from increased office and industrial leasing, investment sales and acquisition transactions, valuation (particularly in France) and property management (especially in France and Belgium) as a result of improving and more active property markets in most of continental Europe. In particular, the property investment markets in France, Holland and Spain was positively impacted by an increase in acquisition activity by domestic and foreign investors which was driven by expectations of retail growth and lower interest rates.

  Operating revenue generated in the North American market increased by $13.7 million, or 45.5%, to $43.9 million for the nine months ended September 30, 1998 from $30.1 million in the prior year period. The increase in revenue resulted primarily from a substantial increase in leasing, CRES, valuation and investment sales and the acquisition in February 1998 of Northwest Asset Management, Inc., a United States west coast provider of real estate management services, which added approximately 10 million square feet of property under management to the JLW Europe Group's property under management in North America.

 Operating expenses

  The JLW Europe Group's operating expenses increased by $50.2 million, or 35.1%, to $193.3 million for the nine months ended September 30, 1998 from $143.1 million in the prior year period. The increase in operating expenses was primarily a result of increased personnel and related costs associated with higher levels of business activity. Because some of the JLW Europe Group's operating expense items include a significant variable component, higher costs tend to accompany an increase in revenue. This is particularly the case in continental Europe and North America where, as a result of the use of incentive-based compensation, increases in revenue generally result in corresponding increases in personnel costs. Additionally, merger related nonrecurring charges of approximately $8.3 million have been reflected in results for the nine months ended September 30, 1998. As a percentage of operating revenue, operating expenses increased to 87.4% for the nine months ended September 30, 1998 from 85.0% in the prior year period.

  For the nine months ended September 30, 1998, JLW England accounted for $68.9 million, or 35.7%, of the JLW Europe Group's operating expenses, while continental Europe accounted for $74.5 million, or 38.5%, and North America accounted for $49.9 million, or 25.8%. For the nine months ended September 30, 1997, JLW England accounted for $53.6 million, or 37.5%, while continental Europe accounted for $58.4 million, or 40.8%, of the JLW Europe Group's operating expenses, and North America accounted for $31.1 million, or 21.7%.

  JLW England's operating expenses as a percentage of operating revenue increased to 69.2% for the nine months ended September 30, 1998 from 68.3% in the prior year period as cost increases followed the upward trend in fee business. The increased cost base largely reflects rising staff levels and an increased provision for annual staff bonuses, together with $3.6 million in professional fees related to the Integration and the Transactions. JLW England expanded its staff particularly in the property management area, to service additional management contracts obtained from companies outsourcing their property management operations and to expand services offered to the residential, industrial and retail sectors. Staff providing Pan European services to international investors and multi-national occupiers of real estate in Europe were also increased to meet client requirements.

  In continental Europe, operating expenses decreased to 95.9% of operating revenue for the nine months ended September 30, 1998 from 98.0% in the prior year period. This decrease is largely as a result of a higher proportion of transactions completed during the nine months ended September 30, 1998 compared to the prior year period. Continental Europe results reflect a charge of $2.8 million related to the Integration and the Transactions.

  In North America, operating expenses increased by $18.8 million, or 60.3%, to $49.9 million for the nine months ended September 30, 1998 from $31.1 million in the prior year period, due primarily to increased salary and compensation costs from an increase in staff and increased commissions from organic growth, the acquisition of Northwest Asset Management, Inc., additional office rental charges and North America's portion of Integration and Transaction related costs totaling $2.0 million for the nine months ended September 30, 1998 allocated to each region by the International Board. Operating expenses increased to 113.6% of operating revenue for the nine months ended September 30, 1998 from 103.1% in the prior year period.

 Operating income

  Based upon the factors discussed under revenue and operating expenses above, the JLW Europe Group's operating income increased by $6.5 million, or 23.3%, to $34.5 million for the nine months ended September 30, 1998 from $28.0 million in the prior year period. As a percentage of total revenue, operating income decreased to 15.2% for the nine months ended September 30, 1998 from 16.4% in the prior year period.

  For the nine months ended September 30, 1998, JLW England accounted for $30.7 million, or 110.0%, of the JLW Europe Group's operating income (exclusive of interest income and other income), while continental Europe accounted for $3.2 million, or 11.5%, and North America experienced an operating loss of $6.0 million or (21.5)%. For the nine months ended September 30, 1997, JLW England accounted for $24.9 million, or 99.1%, of the JLW Europe Group's operating income (exclusive of interest revenue and other income), while continental Europe accounted for $1.2 million, or 4.7%, and North America experienced an operating loss of $0.9 million, or (3.8)%.

 Interest expense

  Interest expense was constant at $0.5 million for the nine months ended September 30, 1998 and the prior year period.

 Provision for income taxes

  Income tax payments for JLW England are the responsibility of the partners at a personal level. Accordingly, provision for income taxes reflects only those taxes paid by JLW Europe Group corporate entities in North America and Europe. Provision for income taxes increased by $1.8 million to $1.5 million for the nine months ended September 30, 1998 from a benefit of $0.3 million in the prior year period. The corporate tax charges and effective tax rates were impacted by the recognition of deferred tax credits of $2.5 million for the nine months ended September 30, 1998 and $2.1 million in the prior year period. The effective tax rate for the JLW Europe Group increased to 4.4% for the nine months ended September 30, 1998 from a benefit of 1.0% in the prior year period.

 Net earnings

  Based upon the factors discussed above, net earnings increased by $4.0 million, or 14.5%, to $31.3 million (net of minority interest of $1.3 million) for the nine months ended September 30, 1998 from $27.3 million (net of minority interest of $0.5 million) in the prior year period. Net earnings for the nine months ended September 30, 1998 as a percentage of total revenue decreased to 13.7% for the nine months ended September 30, 1998, compared to 16.0% in the prior year period. Minority interest consists of earnings derived from two companies in which the JLW England Group does not own a 100% interest: Jones Lang Wootton International Limited, in which the JLW Europe Group owns a 66.7% interest, and Jones Lang Wootton Secs, a Luxembourg-based real estate entity in which the JLW Europe Group owns a 90% interest. The increase in the minority interest to $1.3 million for the nine months ended September 30, 1998 compared with $0.5 million in the prior year period was due to the gain recorded by Jones Lang Wootton International Limited on the disposal of a portion of its interest in a joint venture.

Year ended December 31, 1997 compared with year ended December 31, 1996

 Revenue

  The JLW Europe Group's total revenue increased by $41.5 million, or 19.1%, to $259.0 million in 1997 from $217.4 million in 1996. The increase was primarily due to the strength of certain property investment and leasing markets, particularly in England, Spain and North America, as well as to the strength of the underlying business. The increase was partially offset by adverse exchange rate movements as an appreciation of the Pound Sterling relative to the US Dollar in 1997 compared with 1996 was more than offset by depreciation of the Continental European Currencies.

  In 1997, JLW England accounted for $109.6 million, or 43.4%, of the JLW Europe Group's operating revenue, while continental Europe accounted for $95.5 million, or 37.8%, and North America accounted for $47.7 million, or 18.9%. In 1996, JLW England accounted for $83.3 million, or 38.9%, of the JLW Europe Group's operating revenue, while continental Europe accounted for $95.0 million, or 44.3%, and North America accounted for $36.0 million, or 16.8%.

  Operating revenue generated by JLW England increased by $26.4 million, or 31.7%, to $109.6 million in 1997 from $83.3 million in 1996. The increase in revenue was attributable to strength in the economy which led to increased revenue from investment sales and acquisition transactions and also from property management services, valuation and consulting, part of which can be attributed to the merger with Richard Main & Co., a property management specialist in the City of London. During 1997, JLW England benefited from a reorganization of its operations by refocusing resources and employees with specific skills to expand business with tenants, investors and property company clients. JLW England was also successful in expanding the volume of sales, acquisition and leasing activities for domestic and international owners, investors and tenants across all commercial real estate sectors in Europe.

  Operating revenue generated in continental Europe increased by $0.6 million, or 0.6%, to $95.5 million in 1997 from $95.0 million in 1996. Revenue, as reported in functional currencies, increased in the four markets from which the majority of the JLW Europe Group's continental Europe revenue was derived. Such markets were Germany, which experienced a revenue increase of 1.8%, France, which experienced a revenue increase of 15.7%, Holland, which experienced a revenue increase of 17.1% and Belgium (inclusive of Luxembourg), which experienced a revenue increase of 19.0%. In 1997, favorable economic conditions in most of continental Europe, as reflected in improving property markets, resulted in increased volume of business across most of the JLW Europe Group's service lines. Revenue growth was achieved mainly from investment sales and acquisition transactions, office and retail leasing, CRES and valuation. The increase in revenue was partially offset by a depreciation of the Continental European Currencies relative to the US Dollar by approximately 15% in 1997 compared with 1996.

  Operating revenue generated in the North America Region increased by $11.7 million, or 32.4%, to $47.7 million in 1997 from $36.0 million in 1996. As with JLW England and continental Europe, the majority of the improvement was achieved through increased transactional business, particularly investment sales, and tenant representation and leasing for investors, and also through increased CRES activity.

 Operating expenses

  The JLW Europe Group's operating expenses increased by $33.3 million, or 17.9%, to $218.7 million in 1997 from $185.4 million in 1996. The increase in operating expenses was a result primarily of increased compensation expense, especially in continental Europe and North America, attributable to increased business activity and competitive labor markets in North America. This increase occurred despite depreciation of the Continental European Currencies relative to the US Dollar by approximately 15.0% in 1997 compared with 1996, which more than offset a 4.8% appreciation of the Pound Sterling. As a percentage of operating revenue, operating expenses remained constant at 86.5%.

  In 1997, continental Europe accounted for $90.7 million, or 41.5%, of the JLW Europe Group's operating expenses, while JLW England accounted for $79.8 million, or 36.5%, and North America accounted for $48.1 million, or 22.0%. In 1996, continental Europe accounted for $89.4 million, or 48.2%, of the JLW Europe Group's operating expenses, while JLW England accounted for $62.0 million, or 33.5%, and North America accounted for $34.0 million, or 18.4%.

  JLW England's operating expenses increased by $17.8 million, or 28.7%, to $79.8 million in 1997 from $62.0 million in 1996. The cost increase reflects the additional operating expense due to the merger with Richard Main & Co., an increase in staff bonuses, and substantial investment in information technology. JLW England's portion of integration, international management and transaction costs allocated to each region by the International Board increased by approximately $2.4 million, which also contributed to the increase in operating expenses. As a percentage of operating revenue, operating expenses decreased to 72.8% in 1997 from 74.5% in 1996 as a result of revenue growth and the fixed nature of operating expenses incurred by JLW England. JLW England increased information technology expenditures by expanding the use of network computers to all staff and investing in a new property management system. These expenditures enabled JLW England to operate more efficiently through improved work processes. The investment and leasing groups operating across geographic borders were expanded in response to increased client needs positioning JLW Europe to service an increased client base of cross border investors and multi-national companies operating in Europe. JLW England's allocation of these costs increased accordingly.

  In continental Europe, operating expenses increased by $1.4 million to 95.0% of operating revenue in 1997 from 94.1% in 1996. This was primarily attributable to the high degree of variable costs, where increases in revenue generally result in corresponding increases in personnel costs.

  In North America, operating expenses increased by $14.1 million, or 41.4%, to $48.1 million in 1997 from $34.0 million in 1996, due primarily to the disposal of Jones Lang Wootton Realty Advisors at the end of 1996 and the resultant increase in costs, which had previously been shared with the joint venture partner, a 15% increase in the number of employees and increases in revenue which resulted in higher compensation expense. In North America, operating expenses increased to 100.8% of operating revenue in 1997 from 94.4% in 1996.

 Operating income

  Based upon the factors discussed under revenue and operating expenses above, the JLW Europe Group's operating income increased by $8.3 million, or 25.8%, to $40.3 million in 1997 from $32.0 million in 1996. As a percentage of total revenue, operating income increased to 15.6% in 1997 from 14.7% in 1996.

  In 1997, JLW England accounted for $29.8 million, or 87.1%, of the JLW Europe Group's operating income (exclusive of interest revenue and other income), while continental Europe accounted for $4.8 million, or 14.0%, and North America experienced an operating loss of $0.4 million or (1.1)%. In 1996, JLW England accounted for $21.2 million, or 73.6%, of the JLW Europe Group's operating income (exclusive of interest revenue and other income), while continental Europe accounted for $5.6 million, or 19.4%, and North America accounted for $2.0 million, or 7.0%. Continued improvements in the English property market compared to Continental Europe and North America was greater in 1997 than 1996 resulting in the increased operating income of JLW England.

 Interest expense

  Interest expense decreased by $0.2 million, or 19.3%, to $0.6 million in 1997 from $0.8 million in 1996. The decrease was principally a result of a decrease in net borrowings, reflecting strong operating cash flow.

 Provision for income taxes

  Provision for income taxes reflects taxes paid by corporate entities in North America and Europe. Provision for income taxes decreased by $0.4 million, or 9.1%, to $3.5 million in 1997 from $3.8 million in 1996. The effective tax rate for the JLW Europe Group decreased to 8.8% in 1997 from 12.3% in 1996, due to higher pre-tax earnings by JLW England (taxes on the income of which are payable by the partners personally) and lower pre-tax earnings in North America.

 Net earnings

  Based upon the factors discussed above, net earnings increased by $7.4 million, or 27.0%, to $34.7 million (net of minority interest of $1.5 million) in 1997 from $27.3 million (net of minority interest of $0.1 million) in 1996. The increase in minority interest was due to the gain recorded by Jones Lang Wootton International Limited on the disposal of a portion of its interest in a joint venture. Net earnings in 1997 represented 13.4% of total revenue, compared with 12.6% in 1996.

Year ended December 31, 1996 compared with year ended December 31, 1995

 Revenue

  The JLW Europe Group's total revenue increased by $21.0 million, or 10.7%, to $217.4 million in 1996 from $196.4 million in 1995. The majority of the increase was due to the gradually recovering property markets as well as the strength of, and growth in, the underlying business with only a minor change attributable to currency movements.

  In 1996, JLW England accounted for $83.3 million, or 38.9%, of the JLW Europe Group's operating revenue, while continental Europe accounted for $95.0 million, or 44.3%, and North America accounted for $36.0 million, or 16.8%. In 1995, JLW England accounted for $75.3 million, or 39.1%, of the JLW Europe Group's operating revenue while continental Europe accounted for $87.9 million, or 45.7%, and North America accounted for $29.3 million, or 15.2%.

  Operating revenue generated by JLW England increased by $8.0 million, or 10.6%, to $83.3 million in 1996 from $75.3 million in 1995. This was due primarily to an improvement in the property market which resulted in increasing property values and higher volume of business, especially retail leasing, investment sales and acquisition transactions and advisory services. JLW England increased revenues by expanding services offered to United Kingdom clients by opening a new office in Manchester and expanding its offices in Leeds and Birmingham (which had been opened the previous year). JLW England also expanded services offered to the retail, corporate real estate and public sectors.

  In continental Europe, operating revenue increased by $7.0 million, or 8.0%, to $95.0 million in 1996 from $87.9 million in 1995. The Continental European Currencies depreciated relative to the US Dollar by approximately 4.0% in 1996 compared with 1995. Revenue, as reported in functional currencies, increased in three out of the four markets from which the majority of the JLW Europe Group's continental European revenue was derived. Such markets were Germany, which experienced a revenue increase of 18.4%, Holland, which experienced a revenue increase of 18.0%, and Belgium (inclusive of Luxembourg), which experienced a revenue increase of 5.8%. This was generally attributable to strengthening transactions markets, which resulted in increased revenue from investment sales and acquisition transactions, leasing, especially industrial and retail space and property management. In Belgium, revenue increases from investment sales and acquisitions outweighed declines from other services. Revenue increases in France were minimal as increased revenue from investment sales and acquisition transactions and valuation was offset by reductions in revenue from leasing and property management services.

  Operating revenue in North America increased by $6.7 million, or 22.9%, to $36.0 million in 1996 from $29.3 million in 1995. Strong United States economic performance and a healthy business climate in 1996 sustained favorable conditions for real estate services. The overall increase in revenue of the JLW Businesses in North America compared with 1995 was due principally to leasing, investment sales transactions, property management, CRES, and the sale of Jones Lang Wootton Realty Advisors, which resulted in additional income of $1.4 million.

 Operating expenses

  The JLW Europe Group's operating expenses increased by $8.0 million, or 4.5%, to $185.4 million in 1996 from $177.5 million in 1995. The increase in operating expenses was due primarily to staff growth and related compensation costs. The level of operating expenses as a percentage of operating revenue decreased to 86.5% in 1996 from 92.2% in 1995.

  In 1996, JLW England accounted for $62.0 million, or 33.5%, of the JLW Europe Group's operating expenses while continental Europe accounted for $89.4 million, or 48.2%, and North America accounted for $34.0 million, or 18.4%. In 1995, JLW England accounted for $63.8 million, or 35.9%, of the JLW Europe Group's operating expenses, while continental Europe accounted for $84.1 million, or 47.4%, and North America accounted for $29.7 million, or 16.7%.

  JLW England's operating expenses as a percentage of operating revenue decreased to 74.5% in 1996 from 84.7% in 1995 as a result of revenue growth and the relatively fixed nature of operating expenses. Cost increases were carefully controlled and efficiencies were achieved by revising working processes and increased use of information technology systems.

  In continental Europe, operating expenses as a percentage of operating revenue decreased to 94.1% in 1996 from 95.6% in 1995.

  In North America, operating expenses decreased to 94.4% of operating revenue in 1996 from 101.1% in 1995. Operating expenses increased in absolute terms due to the continued expansion of the business, but decreased as a percentage of operating revenue because of improving market conditions and rising fees, which outpaced increases in compensation.

 Operating income

  Based upon the factors discussed under revenue and operating expenses above, the JLW Europe Group's operating income increased to $32.0 million in 1996 from $18.9 million in 1995. As a percentage of total revenue, operating income increased to 14.7% in 1996 from 9.6% in 1995.

  In 1996, JLW England accounted for $21.2 million, or 73.6%, of the JLW Europe Group's operating income (exclusive of interest revenue and other income), while continental Europe accounted for $5.6 million, or 19.4%, and North America accounted for $2.0 million, or 7.0%. In 1995, JLW England accounted for $11.5 million, or 76.6%, of the JLW Europe Group's operating income (exclusive of interest revenue and other income), while continental Europe accounted for $3.8 million, or 25.6%, and North America experienced an operating loss of $0.3 million, or (2.2)%.

 Interest expense

  Interest expense decreased by $0.5 million, or 35.8%, to $0.8 million in 1996 from $1.3 million in 1995. The decrease was principally a result of a reduction in net borrowings, reflecting strong operating cash flow.

 Provision for income taxes

  Provision for income taxes increased by $0.4 million, or 12.7%, to $3.8 million in 1996 from $3.4 million in 1995. The effective tax rate decreased to 12.3% from 19.3%, due to higher relative pretax earnings by JLW England.

 Net earnings

  Based upon the factors discussed above, net earnings increased by $13.3 million, or 94.5%, to $27.3 million in 1996 from $14.0 million (net of minority interest of $0.2 million) in 1995. Net earnings in 1996 represented 12.6% of total revenue, compared with 7.2% in the previous year.

LIQUIDITY AND CAPITAL RESOURCES

  Historically, the JLW Europe Group has financed its operations with internally generated funds, undistributed partner profits and short-term borrowings. Net cash balances (available cash net of borrowing) were $8.1 million at September 30, 1998 compared with $12.2 million for the prior year period. Net cash balances were $18.0 million at year end 1997, compared with $4.2 million at 1996 and net borrowings of $1.6 million at year end 1995.

  The JLW Europe Group's principal source of liquidity has been cash generated from operations. The net cash inflow from operating activities totaled $25.4 million for the nine months ended September 30, 1998 compared with $31.4 million in the prior year period and $47.0 million in 1997 compared with $31.0 million in 1996 and $25.0 million in 1995. The $6.0 million reduction in cash generated from operating activities for the nine months ended September 30, 1998 compared with the prior year period was due primarily to a $23.1 million increase in receivables, reflecting increased revenue, which was offset by a $21.5 million increase in payables. In 1997, the increase in net cash flow generated from operating activities resulted primarily from increased operating profits and improved management of working capital. In 1997, the net change in working capital of $10.4 million was attributable primarily to a $7.0 million increase in payables, the largest element of which was accrued bonuses within North America. Due to increased revenue levels in North America and a very competitive labor market, the bonus pool was increased in order to retain quality staff. In 1996, the increase in net cash flow generated from operating activities resulted from higher operating profits and was further increased by an increase in payables of $9.5 million, but reduced by a $12.6 million increase in receivables.

  Cash used in investing activities was $4.9 million for the nine months ended September 30, 1998 compared with $7.0 million in the prior year period, $8.6 million in 1997, $6.1 million in 1996 and $8.9 million in 1995. The $2.1 million reduction in cash used in investing activities for the nine months ended September 30, 1998 compared with the prior year period was due primarily to the receipt of $4.1 million from the sale of investments offset by a $2.0 million increase in payments to acquire tangible and intangible fixed assets. The $2.5 million increase in investing activities in 1997 compared with 1996 is primarily attributable to increased investment in office equipment and motor vehicles as the number of offices and personnel increased. The decrease of $2.7 million in 1996 compared with 1995 was attributable primarily to high expenditure in 1995 on office automation and the lease of additional office space. The JLW Europe Group received a cash inflow of $4.1 million for the nine months ended September 30, 1998 and $2.5 million in 1997 from the sale of the JLW Europe Group's investment in a joint venture and $2.2 million in 1996 from the sale of other investments. Based on existing operating plans (excluding any changes resulting from the Transactions) the JLW Europe Group's management expects the JLW Europe Group's capital expenditures in the remainder of 1998 and 1999 to be consistent with historical levels.

  Cash used in financing activities was $22.4 million for the nine months ended September 30, 1998 compared with $21.8 million in the prior year period and $31.2 million in 1997 compared with $25.9 million in 1996 and $9.2 million in 1995. Borrowings as at September 30, 1998 were $11.8 million, compared to $3.9 million at September 30, 1997. This increase of $7.9 million was offset by short term investments of $8.9 million. For the nine months ended September 30, 1998, the companies in the JLW Europe Group based in the United States and Germany increased their borrowings by $3.9 million and $0.7 million, respectively, compared with the prior year period while the companies in France reduced borrowings by $2.1 million, reflecting general operating conditions. JLW England had an increase in borrowings of $5.3 million for the nine months ended September 30, 1998 compared with the prior year period, primarily reflecting the use of funds for expenditures incurred in connection with the Transactions. JLW England's profit distributions to partners represent the largest component of the JLW Europe Group's financing activities. Such payments to partners reflect a mix of current and prior year profits and have increased since 1995 as a result of the improved financial performance of the JLW Europe Group. Profit distributions to JLW England partners were $30.8 million for the nine months ended September 30, 1998 compared with $15.7 million in the prior year period and $24.0 million in 1997 compared with $18.5 million in 1996 and $16.0 million in 1995. Borrowing represents another significant component of the JLW Europe Group's financing activities. Funds used to reduce borrowings amounted to $7.0 million in each of 1997 and 1996, while in 1995 borrowing increased by $8.6 million. The JLW Europe Group's credit facilities are unsecured and arranged on a country by country basis. The JLW Europe Group has total credit facilities of $33.1 million of which $11.8 million was outstanding at September 30, 1998. At September 30, 1998, there were no long term debt obligations. JLW Europe expects the existing credit facilities to be sufficient to meet its short term operating requirements.

INFLATION

  Inflation has not had a significant impact on the results of the JLW Europe Group for any of the three years ended December 31, 1997 or the nine months ended September 30, 1998. During these periods, inflation rates within the JLW Europe Group's major markets of the United Kingdom, Germany, France, Holland, Belgium and North America have not exceeded 4.5% per annum. The JLW Europe Group's principal exposure to relatively high inflation is through its offices in Central and Eastern Europe, which accounted for less than 3.0% of the JLW Europe Group's revenue.

THE JLW SCOTLAND GROUP

Overview

  The JLW Scotland Group was established in 1962 and offers a wide range of real estate services, including leasing, property management, investment agency (acquisition and sale of properties), property development advice, professional services (valuation and rent reviews) and building consultancy services (building surveys, tenant fit out and project management) to corporations and other real estate owners, users and investors worldwide.

  JLW Scotland is structured as a partnership. Accordingly, profit distributions to partners are not included in compensation expense. In connection with the Transactions, the partners of JLW Scotland will enter into new employment contracts and all compensation will be paid as salary and bonuses at market rates. Therefore, future compensation expense will be materially higher than the amounts reflected in the historical financial statements. See "Unaudited Pro Forma Consolidated Financial Statements--The JLW Companies."

  Income taxes are payable by the partners personally and are not reflected in the financial statements of the JLW Scotland Group. As a result of the Transactions, JLW Scotland will be incorporated and will become subject to taxation as a corporation. See "Unaudited Pro Forma Consolidated Financial Statements--The JLW Companies."

  The financial results of the JLW Scotland Group are closely related to the United Kingdom property market which is, in turn, linked to the United Kingdom economy. There are signs of a slow down in the economy which may impact the property market. As a result, the level of activity in the property market in the United Kingdom may be lower than that experienced over the last two years.

  As a result of the Transactions, the JLW Companies incurred professional fees of which $0.2 million were charged to the JLW Scotland Group and are included in operating expense for the nine months ended September 30, 1998.

  The functional currency of the JLW Scotland Group is the Pound Sterling. The average exchange rate of the Pound Sterling relative to the US Dollar appreciated by approximately 2% for the nine-month period ended September 30, 1998 compared with the prior year period, appreciated by less than 5% in 1997 compared with 1996 and remained relatively constant in 1996 compared with 1995. As a consequence of such exchange rate fluctuations, the reported results, which are in US Dollars, may not reflect the underlying performance of the JLW Scotland Group.

  The JLW Scotland Group conducts its business primarily with systems utilizing commercial software purchased from suppliers and customized software. Efforts to ensure that such systems, data communication and telecommunications equipment are Year 2000 compliant are being coordinated on a global basis by the JLW Companies. See "--The JLW Companies--Overview--Year 2000." The JLW Scotland Group has determined that its software, systems and equipment are expected to be substantially Year 2000 compliant and that completion of Year 2000 compliance is not expected to have a material impact on the business, operations or financial condition of the JLW Scotland Group.

RESULTS OF OPERATIONS

  The information below is presented in accordance with US GAAP.

The JLW Scotland Group

                                             Nine Months
                                                Ended     Year Ended December
                                            September 30,         31,
                                            ------------- --------------------
                                             1998   1997   1997   1996   1995
                                            ------ ------ ------ ------ ------
                                                      (in thousands)
Revenue
  Operating revenue........................ $6,587 $6,366 $9,042 $5,618 $4,894
  Interest income..........................    123     56    102     57     35
  Other income.............................     73     52     98     86     89
                                            ------ ------ ------ ------ ------
Total revenue.............................. $6,783 $6,474 $9,242 $5,761 $5,018
Operating expenses
  Compensation and benefits................ $1,995 $1,628 $2,301 $1,973 $1,814
  Operating, administrative and other (1)..  1,493    901  1,539  1,430  1,278
  Depreciation and amortization............    208    167    284    206    281
                                            ------ ------ ------ ------ ------
Total operating expenses................... $3,696 $2,696 $4,124 $3,609 $3,373
                                            ------ ------ ------ ------ ------
Operating income........................... $3,087 $3,778 $5,118 $2,152 $1,645
  Interest expense.........................      7     10     12     13      6
                                            ------ ------ ------ ------ ------
Earnings before provision for income
 taxes..................................... $3,080 $3,768 $5,106 $2,139 $1,639
  Net provision for income taxes...........     25     34     46     36     43
                                            ------ ------ ------ ------ ------
Net earnings............................... $3,055 $3,734 $5,060 $2,103 $1,596
                                            ====== ====== ====== ====== ======

--------
(1) Operating, administrative and other expenses for the nine months ended September 30, 1998 include costs related to the Integration and the Transactions totaling $0.2 million.

Nine months ended September 30, 1998 compared with nine months ended September 30, 1997

 Revenue

  The JLW Scotland Group's total revenue increased by $0.3 million, or 4.8%, to $6.8 million for the nine months ended September 30, 1998 from $6.5 million in the prior year period. This increase was attributable primarily to a strong property market and, in particular, strong conditions in the Edinburgh agency market.

 Operating expenses

  The JLW Scotland Group's operating expenses increased by $1.0 million, or 37.1%, to $3.7 million for the nine months ended September 30, 1998 from $2.7 million in the prior year period. This increase was due primarily to an increase in personnel costs as a result of an increase in staff consistent with increased business activity, recognition of performance-related staff bonuses, costs incurred associated with the Integration and the Transactions and general inflationary factors. Additionally, other operating costs in 1997 were relatively low on account of the deferral of costs associated with an unusually high level of work-in-progress at the balance sheet date. As a percentage of operating revenue, operating expenses increased to 56.1% for the nine months ended September 30, 1998 from 42.3% in the prior year period. This increase was attributable in part to the rise in costs noted above and in part to a moderation in the rate of revenue growth compared with the first nine months of 1997, when the JLW Scotland Group realized particularly high revenue in the investment market.

 Operating income

  Based upon the factors discussed under revenue and operating expenses above, the JLW Scotland Group's operating income decreased to $3.1 million for the nine months ended September 30, 1998 from $3.8 million for the prior year period.

 Net earnings

  Due to interest expense and corporate taxes being immaterial for the nine month periods ended September 30, 1998 and 1997, net earnings approximated operating income at $3.1 million and $3.7 million, respectively. Net earnings for the nine months ended September 30, 1998 represented 45.0% of total revenue, compared with 57.7% in the prior year period.

Year ended December 31, 1997 compared with year ended December 31, 1996

 Revenue

  The JLW Scotland Group's total revenue increased by $3.4 million, or 60.4%, to $9.2 million in 1997 from $5.8 million in 1996. This increase was attributable primarily to an active property market and, in particular, strong conditions in the investment market where there was a substantial increase in the value of sales and acquisitions carried out by the JLW Scotland Group in 1997 compared with 1996.

 Operating expenses

  The JLW Scotland Group's operating expenses increased by $0.5 million, or 14.3%, to $4.1 million in 1997 from $3.6 million in 1996. This increase was due primarily to growth in personnel costs of $0.3 million, which reflected higher levels of incentive compensation due to the exceptional performance in the period. Other operating expenses also increased as a result of the significant upturn in business activity. In addition, JLW Scotland Group's portion of integration, international management and Transaction costs allocated to each region by the International Board contributed to the increase in expenses in 1997 compared with 1996. As a percentage of operating revenue, operating expenses decreased to 45.6% in 1997 from 64.2% in 1996. This decrease reflected the semi-variable nature of operating expenses, including personnel costs, as operating costs excluded profit distributions to partners.

 Operating income

  Based upon the factors discussed under revenue and operating expenses above, the JLW Scotland Group's operating income more than doubled to $5.1 million in 1997 from $2.2 million in 1996.

 Net earnings

  Based upon the factors discussed above, and due to interest expense and corporate taxes being immaterial, net earnings approximated operating income at $5.1 million in 1997 and $2.1 million in 1996 and in 1997 represented 54.8% of total revenue, compared with 36.5% in 1996.

Year ended December 31, 1996 compared with year ended December 31, 1995

 Revenue

  The JLW Scotland Group's total revenue increased by $0.8 million, or 14.8%, to $5.8 million in 1996 from $5.0 million in 1995. The increase was due primarily to a strong performance in the investment sector and generally improving market conditions which had a favorable impact on the transactional business.

 Operating expenses

  The JLW Scotland Group's operating expenses increased by $0.2 million, or 7.0%, to $3.6 million in 1996 from $3.4 million in 1995. The increase in expenses was due primarily to increased salary levels and increases in other operating expenses as a result of the increase in business activity. As a percentage of operating revenue, operating expenses decreased to 64.2% in 1996 from 68.9% in 1995. This decrease reflected the semi-variable nature of the JLW Scotland Group's operating expenses, including personnel costs, which increased at a slower rate than revenue.

 Operating income

  Based upon the factors discussed under revenue and operating expenses above, operating income increased by $0.6 million, or 30.8%, to $2.2 million in 1996 from $1.6 million in 1995.

 Net earnings

  Based upon the factors discussed above, and due to interest expense and corporate taxes being immaterial, net earnings approximated operating income at $2.1 million in 1996 and $1.6 million in 1995 and in 1996 represented 36.5% of total revenue, compared with 31.8% in 1995.

LIQUIDITY AND CAPITAL RESOURCES

  Historically, the JLW Scotland Group has financed its operations with internally generated funds, undistributed partner profits and short-term borrowings. Net cash balances (available cash net of borrowings) were $2.8 million at September 30, 1998 compared with $2.0 million at September 30, 1997, $2.5 million at year end 1997 and $0.7 million at year end 1996. At year end 1995, the JLW Scotland Group had nominal borrowings of $50,000. These borrowings were held on a short term basis only, and, at all times since, the JLW Scotland Group has maintained a positive net cash position.

  The JLW Scotland Group's principal source of liquidity has been cash generated from operations. Net cash inflows from operating activities totaled $3.3 million for the nine months ended September 30, 1998, $3.4 million for the nine months ended September 30, 1997, $4.5 million in 1997, $2.5 million in 1996 and $1.6 million in 1995. The increases from 1995 to 1996 and 1996 to 1997 were attributable primarily to increased operating income in 1996 and 1997. Offsetting these increases, except in 1996, were increases in working capital, particularly an increase of $0.8 million in 1997. This increase in working capital was primarily a result of an increase in year end receivables, which were $1.1 million higher at year end 1997 than at year end 1996, reflecting an increase in revenue in the final quarter of 1997 compared with the prior year period.

  Cash used in investing activities was $0.5 million for the nine months ended September 30, 1998 compared with $0.2 million in the prior year period and $0.2 million in 1997, $0.3 million in 1996 and $0.2 million in 1995. These funds have been spent primarily on the replacement of motor vehicles and office machinery. Based on existing operating plans (excluding any changes expected as a result of the Transactions), the JLW Scotland Group's management expects the JLW Scotland Group's capital expenditures in the remainder of 1998 and 1999 to be consistent with historical levels.

  Cash used in financing activities was $2.6 million for the nine months ended September 30, 1998 compared with $1.8 million in the prior year period and $2.3 million in 1997 compared with $1.6 million in 1996 and $1.9 million in 1995. The main cash outflow has been payments to partners which increased to $2.7 million for the nine months ended September 30, 1998 compared with $1.9 million in the prior year period and increased to $2.4 million in 1997 from $1.5 million in 1996 due to the increase in net earnings in 1997. The $0.8 million increase in payments to partners for the nine months ended September 30, 1998 compared with the prior year period is a result of the improved financial performance of the JLW Scotland Group, which permitted an acceleration of payments to partners. The payments to partners in 1996 decreased by $0.4 million to $1.5 million from $1.9 million in 1995 due to a change in the phasing of payments in 1995. For each of the nine month periods ended September 30, 1998 and 1997 and in the years ended December 31, 1997 and 1995, borrowings increased by amounts not exceeding $0.1 million. In 1996, borrowings were reduced by $0.1 million.

  The JLW Scotland Group has an unsecured credit facility of approximately $0.4 million with the Clydesdale Bank PLC. This facility is due for renewal on June 8, 1999 and bears interest at 2% over the Bank's Base Rate, subject to a minimum rate of 6% per annum. Borrowings in excess of the agreed facility bear interest at 5% per annum over the Bank's Base Rate, subject to a minimum rate of 9% per annum.

INFLATION

  Inflation has not materially affected the results of the JLW Scotland Group for any of the three years ended December 31, 1997, 1996 and 1995 or the nine months ended September 30, 1998, as inflation rates in the United Kingdom during such periods were less than 4.5% per annum.

THE JLW IRELAND GROUP

Overview

  The JLW Ireland Group was established in the Republic of Ireland in 1964 and offers a wide range of real estate services, including investment acquisition and disposition, valuation (including corporate and funds), office, industrial and retail agency (including leasing, sales and rent reviews), advisory services (including project consultancy and valuation), strategic advice and property management.

  JLW Ireland is structured as a partnership; therefore, profit distributions to partners are not included in compensation expense. In connection with the Transactions, the partners of JLW Ireland will enter into new employment contracts and all compensation will be paid as salary and bonuses at market rates. Therefore, future compensation expense will be materially higher than the amounts reflected in the historical financial statements. See "Unaudited Pro Forma Consolidated Financial Statements--The JLW Companies."

  Income taxes are payable by the partners personally and are not reflected in the financial statements of the JLW Ireland Group. As a result of the Transactions, JLW Ireland will be incorporated and will become subject to taxation as a corporation. See "Unaudited Pro Forma Consolidated Financial Statements--The JLW Companies."

  The property market in the Republic of Ireland has improved in recent years. This is partly a result of growth of the economy, which has led to increased tenant demand, company expansion and a readily available supply of funds for investment.

  As a result of the Integration and the Transactions, the JLW Companies incurred professional fees, of which $0.6 million were charged to the JLW Ireland Group and are included in operating, administrative and other expenses for the nine months ended September 30, 1998.

  The functional currency of the JLW Ireland Group is the Irish Punt. The average exchange rate of the Irish Punt relative to the US Dollar depreciated by 6.7% for the nine month period ended September 30, 1998 compared with the corresponding period in 1997, depreciated by 7.5% in 1997 compared with 1996, and depreciated by 0.4% in 1996 compared with 1995. As a consequence of such exchange rate fluctuations, the reported results, which are in US Dollars, may not reflect the underlying performance of the JLW Ireland Group.

  The JLW Ireland Group conducts its business primarily with systems utilizing commercial software purchased from suppliers and customized software. Efforts to ensure that such systems, data communication and telecommunications equipment are Year 2000 compliant and are being coordinated on a global basis by the JLW Companies. See "--The JLW Companies--Overview--Year 2000." The JLW Ireland Group has determined that its accounting systems are not Year 2000 compliant and plans to replace these systems before June 1999 at an estimated cost of $0.1 million. Other software, systems and equipment are expected to be substantially Year 2000 compliant, and completion of Year 2000 compliance is not expected to have a material impact on the business, operations or financial condition of the JLW Ireland Group.

RESULTS OF OPERATIONS

  The information below is presented in accordance with US GAAP.

The JLW Ireland Group

                                             Nine Months
                                                Ended     Year Ended December
                                            September 30,         31,
                                            ------------- --------------------
                                             1998   1997   1997   1996   1995
                                            ------ ------ ------ ------ ------
                                                      (in thousands)
Revenue
  Operating revenue........................ $8,663 $6,282 $9,223 $9,466 $6,953
  Interest income..........................     38     23     78     21    --
                                            ------ ------ ------ ------ ------
Total revenue.............................. $8,701 $6,305 $9,301 $9,487 $6,953
Operating expenses
  Compensation and benefits................ $2,429 $2,335 $3,110 $3,230 $3,144
  Operating, administrative and other (1)..  1,940  1,242  1,735  1,750  1,769
  Depreciation and amortization............    252    266    353    266    189
                                            ------ ------ ------ ------ ------
Total operating expenses................... $4,621 $3,843 $5,198 $5,246 $5,102
                                            ------ ------ ------ ------ ------
Operating income........................... $4,080 $2,462 $4,103 $4,241 $1,851
  Interest expense.........................     38     57     60     82     21
                                            ------ ------ ------ ------ ------
Earnings before provision for income
 taxes..................................... $4,042 $2,405 $4,043 $4,159 $1,830
  Net provision for income taxes...........     65     57     80     69     55
                                            ------ ------ ------ ------ ------
Net earnings............................... $3,977 $2,348 $3,963 $4,090 $1,775
                                            ====== ====== ====== ====== ======

--------
(1) Operating, administrative and other expenses for the nine months ended September 30, 1998 include costs related to the Integration and the Transactions totaling $0.6 million.

Nine months ended September 30, 1998 compared with nine months ended September 30, 1997

 Revenue

  The JLW Ireland Group's total revenue increased by $2.4 million, or 38.0%, to $8.7 million for the nine months ended September 30, 1998 from $6.3 million in the prior year period. This increase occurred despite a 6.7% depreciation in the exchange rate of the Irish Punt relative to the US Dollar for the nine month period ended September 30, 1998 compared with the prior year period as there was a 47.9% increase in revenue reported in local currency. Improvements in the Irish economy and the property market, both of which benefitted from lower interest rates, had a significant effect on the level of demand for property which impacted positively on the JLW Ireland Group's principal service lines.

 Operating expenses

  The JLW Ireland Group's operating expenses increased by $0.8 million, or 20.2%, to $4.6 million for the nine months ended September 30, 1998 from $3.8 million in the prior year period. This increase was due primarily to the inclusion of costs in respect of the Transactions for the nine months ended September 30, 1998. As a percentage of operating revenue, operating expenses decreased to 53.1% for the nine months ended September 30, 1998 from 61.2% in the prior year period. This decrease was due primarily to the 47.9% increase in revenue (calculated in local currency), while the JLW Ireland Group's costs, which are relatively fixed in nature, increased by 28.9% (calculated in local currency); excluding the transaction costs, the increase in local currency would have been 12.8%.

 Operating income

  Based upon the factors discussed under revenue and operating expenses above, the JLW Ireland Group's operating income increased by $1.6 million, or 65.7%, to $4.1 million for the nine months ended September 30, 1998 from $2.5 million in the prior year period. As a percentage of total revenue, operating income increased to 46.9% for the nine months ended September 30, 1998 from 39.0% in the prior year period.

 Net earnings

  Net earnings approximated operating income at $4.0 million for the nine months ended September 30, 1998 and $2.3 million in the prior year period.

Year ended December 31, 1997 compared with year ended December 31, 1996

 Revenue

  The JLW Ireland Group's total revenue decreased by $0.2 million, or 2.0%, to $9.3 million in 1997 from $9.5 million in 1996. The decrease was due to a 7.5% depreciation in the exchange rate of the Irish Punt relative to the US Dollar as total revenue reported in local currency increased by 6.0% in 1997 compared with 1996. Improvements in the Irish economy and the property market, both of which benefitted from lower interest rates, had a significant effect on the level of demand for property which impacted positively on the JLW Ireland Group's principal service lines.

 Operating expenses

  The JLW Ireland Group's operating expenses remained constant in 1997 compared with 1996 at $5.2 million. Operating expenses reported in local currency increased by 7.1% in 1997 compared with 1996, primarily due to an increase in depreciation expense related to new motor vehicles acquired in 1997. As a percentage of operating revenue, operating expenses increased to 56.4% in 1997 from 55.4% in 1996. Operating expenses, the main component of which is personnel expenses, are relatively fixed.

 Operating income

  Based upon the factors discussed under revenue and operating expenses above, the JLW Ireland Group's operating income decreased by $0.1 million, or 3.3%, to $4.1 million in 1997 from $4.2 million in 1996. As a percentage of total revenue, operating income decreased to 44.1% in 1997 from 44.7% in 1996. The reduction principally reflects the fixed nature of the majority of the operating expenses and a relatively constant level of employees.

 Net earnings

  Net earnings approximated operating income at $4.0 million in 1997 and $4.1 million in 1996.

Year ended December 31, 1996 compared with year ended December 31, 1995

 Revenue

  The JLW Ireland Group's total revenue increased by $2.5 million, or 36.4%, to $9.5 million in 1996 from $7.0 million in 1995. The increase in revenue was due primarily to the strength of the Irish property market. This strength resulted in increases in the aggregate value of property sales and acquisitions transactions completed, the aggregate value of properties valued and the amount of property space leased. Total revenue was not significantly impacted by exchange rate fluctuations as the Irish Punt was broadly unchanged relative to the US Dollar, depreciating by 0.4% in 1996 compared with 1995.

 Operating expenses

  The JLW Ireland Group's operating expenses increased by $0.1 million, or 2.8%, to $5.2 million in 1996 from $5.1 million in 1995. The corresponding increase in local currency was 3.2%. As a percentage of operating revenue, operating expenses decreased to 55.4% in 1996 from 73.4% in 1995. The reduction principally reflects the fixed nature of the majority of the JLW Ireland Group's operating expenses and a relatively stable number of employees, notwithstanding the increase in revenue in 1996 compared with 1995.

 Operating income

  Based on the factors discussed under revenue and operating expenses above, the JLW Ireland Group's operating income more than doubled, to $4.2 million in 1996 from $1.9 million in 1995. As a percentage of total revenue, operating income increased to 44.7% in 1996 from 26.6% in 1995.

 Net earnings

  Net earnings approximated operating income at $4.1 million in 1996 and $1.8 million in 1995.

LIQUIDITY AND CAPITAL RESOURCES

  Historically, the JLW Ireland Group has financed its operations with internally generated funds, undistributed partner profits and short-term borrowings. Net cash balances (available cash net of borrowings) were $1.8 million at September 30, 1998 compared with $0.6 million in the prior year period. Net cash balances were $0.7 million at year end 1997 compared with net cash balances of $1.2 million in 1996 and net borrowings of $0.9 million in 1995.

  The JLW Ireland Group's principal source of liquidity has been cash generated from operations. Net cash inflows from operating activities totaled $3.7 million for the nine months ended September 30, 1998 compared with $2.4 million in the prior year period, $3.5 million in 1997, $4.8 million in 1996 and $2.4 million in 1995. The $1.4 million increase in cash generated from operating activities for the nine months ended September 30, 1998 compared with the prior year period was due primarily to a $1.6 million increase in operating income and an increase in accounts payable offset by an increase in accounts receivable. In 1997, the decrease in net cash flow generated from operating activities resulted primarily from lower operating income and a $0.1 million increase in receivables caused by increased accrued income and slower collections. In 1996, the increase in net cash flow generated from operating activities resulted from higher operating profits and improved management of working capital with payables increasing by $0.7 million due to the increase in business activity and higher staff bonus accruals, partly offset by an increase of $0.2 million in receivables. In 1995, payables increased by $0.4 million due to increased business activity and receivables decreased by $0.1 million resulting in an increase in working capital of $0.5 million.

  Cash used in investing activities totaled $0.1 million for the nine months ended September 30, 1998 compared to $0.5 million in the prior year period due to a reduction in expenditure on fixed assets. In 1997, cash used in investing activities was $0.5 million, compared with $0.1 million in 1996 and $0.4 million in 1995. These amounts relate to the replacement of fixed assets including motor vehicles and office equipment. Capital expenditures generally relate to the replacement of existing assets. Based on existing operating plans (excluding any changes expected as a result of the Transactions), the JLW Ireland Group's management expects the JLW Ireland Group's capital expenditures in the remainder of 1998 and 1999 to be consistent with historical levels.

  Cash used in financing activities was $2.6 million for the nine months ended September 30, 1998 compared with $2.4 million in the prior year period, $3.4 million in 1997, $3.6 million in 1996 and $2.0 million in 1995. Financing activities consist primarily of profit distributions to partners which generally reflect a mix of current and prior year profits. Partners' profit distributions were $2.6 million for the nine months ended September 30, 1998, compared with $2.3 million in the prior year period, and $3.3 million in 1997 compared with $2.5 million in 1996 and $2.1 million in 1995. The yearly increases in such profit distributions from 1995 through 1997 resulted from the improved financial performance of the JLW Ireland Group. The JLW Ireland Group's financing activities also include borrowings under short-term credit facilities. Funds used to repay borrowings amounted to $0.9 million in 1996 compared with a $0.2 million increase in borrowings in 1995. In addition, the JLW Ireland Group had capital payments under capital leases of approximately $0.1 million in each of the nine month periods ended September 30, 1998 and 1997 and the years ended December 31, 1997, 1996 and 1995. The JLW Ireland Group has an unsecured short-term credit facility of $1.4 million to cover short-term funding requirements. This facility was utilized in 1997, 1996 and 1995. Borrowings reached annual peaks in the December 1997 quarter at $0.3 million, in the March 1996 quarter at $1.2 million, and in the December 1995 quarter at $1.6 million.

INFLATION

  Inflation has not significantly affected the results of the JLW Ireland Group for any of the three years ended December 31, 1997, 1996 and 1995 or the nine months ended September 30, 1998, as annual inflation rates in the Republic of Ireland have been less than 2.5%.

THE JLW ASIA GROUP

Overview

  The JLW Asia Group, through its operating subsidiaries, provides a range of real estate advisory, transactional and asset management services to a variety of local and international clients in almost every industrial and service sector for many types of real estate. The JLW Asia Group provides a wide range of real estate services in Hong Kong, Indonesia, Singapore and Thailand. The JLW Asia Group also operates in the Philippines, the People's Republic of China and Vietnam. The JLW Asia Group earns revenue in Indonesia pursuant to the Technical Services Agreement with PT Procon Indah, a locally owned Indonesian company. Pursuant to the Technical Services Agreement, the JLW Asia Group provides the management teams and personnel to perform services in Indonesia. The JLW Asia Group conducts business in Thailand through a 49% interest in JLW (Thailand) Limited.

  The JLW Asia Companies are all structured as corporate entities. Profits of the JLW Asia Companies have historically been paid to senior executives through a combination of salary and bonus, which are included in compensation expense, dividends and a royalty payment in respect of a name license held by JLW Pacific, an entity which although it is outside the JLW Asia Group is also being acquired by LaSalle Partners in the Transactions. These royalty payments are included in other operating expenses. The entire royalty payment is distributed to owners and senior executives of the JLW Asia Group. In connection with the Transactions, owners and senior executives of the JLW Asia Companies have entered or will enter into new employment contracts and all compensation will be paid in the form of salary and bonuses at market rates. Therefore, future compensation expense will be different from the amounts reflected in the historical financial statements. See "Unaudited Pro Forma Consolidated Financial Statements--The JLW Companies."

  In the years ended December 31, 1996 and 1997, JLW Transact was accounted for under the equity method of accounting by the JLW Australasia Companies and the JLW Asia Companies.

  During 1997 and 1998, Southeast and East Asia were impacted by financial turmoil which was initially reflected in rapid depreciation of exchange rates relative to the US Dollar. This led to falling stock market indices and asset values and reduced economic growth prospects. Several property markets were affected by speculative developments resulting in an oversupply of completed or partially completed space. Property prices fell along with prices of other investments and asset values. These events are referred to herein as the "Asian Crisis."

  As a result of the Integration and the Transactions, the JLW Companies incurred professional fees of which $3.3 million were charged to the JLW Asia Group, and are included in operating expenses for the nine months ended September 30, 1998.

  The currency depreciation impacted most economies in the Region except China and Hong Kong, where exchange rates between the local currencies and the US Dollar have been maintained. However, the decade old system in which several Southeast Asian currencies were more or less fixed to the US Dollar collapsed in July 1997, when the Thai Baht was allowed to "float." This triggered pressure on the Indonesian Rupiah and Philippine Peso. The resulting currency devaluations and higher interest rates negatively impacted property prices.

  The Asian Crisis has reduced economic growth in 1998 and, as economic growth is generally a significant factor affecting property markets, demand for property is generally weaker than in recent years. It is unlikely that a recovery will occur in the demand for property until stability returns to financial markets which may facilitate a more positive outlook for stock markets and economic growth. However, also important to a recovery in Asian property markets will be the adjustment to the current significant oversupply of space in many markets which is likely to take time to correct. The short-term outlook for real estate in Asia is therefore for depressed rents and capital values. The length and severity of the downturn is likely to vary in different markets within the Region.

  The functional currencies of the JLW Asia Group are generally the local currency in which each business operates, except in Indonesia, where, until the end of 1997, much of the business was transacted in US Dollars. The Hong Kong Dollar has been pegged to the US Dollar and therefore exchange rate movements have not historically had a direct impact on the results of operations in Hong Kong. The average exchange rate of the Singapore Dollar relative to the US Dollar depreciated by 13.7% for the nine month period ended September 30, 1998 compared with the prior year period, depreciated by 5.6% in 1997 compared with 1996, and appreciated by 1.0% in 1996 compared with 1995. As a consequence of such exchange rate fluctuations, the reported results, which are in US Dollars, may not reflect the underlying performance of the JLW Asia Group.

  The JLW Asia Companies conduct their businesses primarily with systems utilizing commercial software purchased from suppliers and customized software. Efforts to ensure that such systems, data communication and telecommunications equipment are Year 2000 compliant are being coordinated on a global basis by the JLW Companies. See "--The JLW Companies--Overview--Year 2000." The JLW Asia Group has determined that its software, systems and equipment are expected to be substantially Year 2000 compliant and that completion of Year 2000 compliance is not expected to have a material impact on the business, operations or financial condition of the JLW Asia Group.

  The information below is presented in accordance with US GAAP.

RESULTS OF OPERATIONS

The JLW Asia Group

                                        Nine Months
                                      Ended September
                                            30,        Year Ended December 31,
                                      ---------------- -----------------------
                                       1998     1997    1997    1996    1995
                                      -------  ------- ------- ------- -------
                                                  (in thousands)
Revenue
  Operating revenue.................. $40,850  $55,759 $73,843 $59,753 $58,120
  Interest income....................      72      125     293     192     377
  Income from interest in associated
   undertakings......................     --       --      --      480     189
  Other income.......................     959    1,471   1,874   1,856   1,032
                                      -------  ------- ------- ------- -------
Total revenue........................ $41,881  $57,355 $76,010 $62,281 $59,718
Operating expenses
  Compensation and benefits.......... $23,311  $26,327 $35,872 $29,411 $28,070
  Operating, administrative and other
   (1)...............................  16,879   18,927  24,135  19,915  20,970
  Loss from interest in associated
   undertakings......................     499      848     604     --      --
  Depreciation and amortization......   1,440    1,335   1,841   1,683   1,610
                                      -------  ------- ------- ------- -------
Total operating expenses............. $42,129  $47,437 $62,452 $51,009 $50,650
                                      -------  ------- ------- ------- -------
Operating (loss) income.............. $  (248) $ 9,918 $13,558 $11,272 $ 9,068
  Interest expense...................     194       69     225     426     279
                                      -------  ------- ------- ------- -------
Earnings (loss) before provision for
 income taxes........................ $  (442) $ 9,849 $13,333 $10,846 $ 8,789
  Net provision for income taxes.....     654    1,621   2,195   1,493     904
                                      -------  ------- ------- ------- -------
Net earnings (loss).................. $(1,096) $ 8,228 $11,138 $ 9,353 $ 7,885
                                      =======  ======= ======= ======= =======

--------
(1) Operating, administrative and other expenses for the nine months ended September 30, 1998 include costs related to the Integration and the Transactions totaling $3.3 million.

Nine months ended September 30, 1998 compared with nine months ended September 30, 1997

 Revenue

  The JLW Asia Group's total revenue decreased by $15.5 million, or 27.0%, to $41.9 million for the nine months ended September 30, 1998 from $57.4 million in the prior year period. The results were affected by both movements in foreign exchange rates and the performance of the underlying economies and property markets.

  For the nine months ended September 30, 1998, Hong Kong operations accounted for $32.1 million, or 78.7%, of the JLW Asia Group's operating revenue, while Singapore accounted for $8.1 million, or 19.9%. For the nine months ended September 30, 1997, Hong Kong operations accounted for $40.3 million, or 72.3%, of the JLW Asia Group's operating revenue, while Singapore operations accounted for $11.8 million, or 21.2%.

  Operating revenue in Hong Kong decreased by $8.2 million, or 20.2%, to $32.1 million for the nine months ended September 30, 1998 from $40.3 million in the prior year period. Declining prices, high interest rates and tight bank liquidity led to significantly reduced sales and leasing volume, which led to lower commission and other transactional based revenue. The hardest hit was the investment market where sales commissions decreased by $2.8 million. Office rents declined over the period and falling demand as a result of the economic slow down caused office leasing revenue to drop by $4.5 million. Retail leasing dropped by $1.2 million, reflecting the weak consumer market. Offsetting these declines, were increased revenues related to janitorial projects associated with the new Hong Kong international airport by $1.4 million and added facility management assignments resulting in an increase in revenue of $1.1 million.

  Operating revenue in Singapore decreased by $3.7 million, or 31.6%, to $8.1 million for the nine months ended September 30, 1998 from $11.8 million in the prior year period. The results for the nine months ended September 30, 1998 were adversely affected by the Asian Crisis and the 13.7% depreciation of the local currency relative to the US Dollar. There was a significant decline in foreign investor interest in real estate in Singapore leading to a $4.2 million decrease in commission revenue from investment property sales and acquisitions. Another area affected by the Asian Crisis was the residential market where revenue was down by $0.5 million as a result of declining prices and transactions.

 Operating expenses

  The JLW Asia Group's operating expenses decreased by $5.3 million, or 11.2%, to $42.1 million for the nine months ended September 30, 1998 from $47.4 million in the prior year period. Operating expenses as a percentage of operating revenue increased to 103.1% for the nine months ended September 30, 1998 from 85.1% in the prior year period. This increase reflects the relatively fixed nature of operating expenses.

  For the nine months ended September 30, 1998, Hong Kong operations accounted for $32.6 million, or 77.3%, of the JLW Asia Group's operating expenses, while Singapore operations accounted for $7.4 million, or 17.6%. For the nine months ended September 30, 1997, Hong Kong operations accounted for $33.8 million, or 71.2%, of the JLW Asia Group's operating expenses, while Singapore operations accounted for $11.0 million, or 23.1%.

  Operating costs in Hong Kong decreased by $1.2 million, or 3.4%, to $32.6 million for the nine months ended September 30, 1998. Operating costs in Hong Kong decreased due to a reduction in staff bonuses as a result of reduced profitability offset by an allocation of costs related to the Transactions as previously discussed. Operating costs as a percentage of operating revenue increased to 101.4% for the nine months ended September 30, 1998 from 83.8% in the prior year period.

  Operating costs in Singapore decreased by $3.6 million, or 32.6%, to $7.4 million for the nine months ended September 30, 1998, primarily due to a reduction in the number of staff offset by an allocation of costs related to the Transactions as previously discussed. Operating costs as a percentage of operating revenue increased to 91.2% for the nine months ended September 30, 1998 from 92.7% in the prior year period.

 Operating income

  Based upon the factors discussed under revenue and operating expenses above, the JLW Asia Group's operating income decreased by $10.2 million, or 102.5%, to a loss of $0.2 million for the nine months ended September 30, 1998 from income of $9.9 million in the prior year period.

 Interest expense

  Interest expense increased by $0.1 million for the nine months ended September 30, 1998. The increase is principally a result of reduced operating cash flow which resulted in an increase in net borrowings.

 Provision for income taxes

  Provision for income taxes decreased by $1.0 million, or 59.7%, to $0.7 million for the nine months ended September 30, 1998 from $1.6 million in the prior year period. The tax expense recorded in 1998 primarily reflected the impact of non-deductible expenses associated with the Transactions. Excluding the impact of these non-deductible amounts, the effective tax rate would have been 34.3% versus 16.5% in the prior year period. This increase in the effective tax rate reflected changes in both the amount and geographical distribution of the JLW Asia Group's operating income compared with the prior year period. The overall effective tax rate for the JLW Asia Group depends on the relative level of profits from each of the JLW Asia Companies and the relative contribution from the Indonesian operations (which is recognized as a management fee on an after-tax basis).

For the nine months ended September 30, 1998, a substantial reduction in profits generated by the JLW Asia Companies overall and the reduction of income from the Indonesian operations resulted in a higher effective tax rate than in the prior year period.

 Net earnings

  As a result of the factors discussed above, net earnings decreased by $9.3 million, to a net loss of $1.1 million for the nine months ended September 30, 1998 from net earnings of $8.2 million in the prior year period.

Year ended December 31, 1997 compared with year ended December 31, 1996

 Revenue

  The JLW Asia Group's total revenue increased by $13.7 million, or 22.0%, to $76.0 million in 1997 from $62.3 million in 1996. The increase was due primarily to an increase in total space leased in 1997 compared with 1996 and to increases in investment sales and acquisition transactions, valuation and the number of properties managed as well as to the opening of a new office in the Philippines.

  In 1997, Hong Kong operations accounted for $51.9 million, or 70.3%, of the JLW Asia Group's operating revenue, while Singapore accounted for $16.6 million, or 22.5%. In 1996, Hong Kong operations accounted for $37.3 million, or 62.4%, of the JLW Asia Group's operating revenue, while Singapore accounted for $16.1 million, or 26.9%.

   Operating revenue in Hong Kong increased by $14.6 million, or 39.1%, to $51.9 million in 1997 from $37.3 million in 1996. The increase was due to a significant increase in both property prices and the volume of transactions during most of the year, prior to a significant slow down following the onset of the Asian Crisis. Investment sales and acquisition commissions increased $1.6 million. In early 1997, the Hong Kong office concluded the sale of the Hong Kong Marriott Hotel, its biggest hotel transaction ever, contributing $1.5 million to revenue. Two retail outlets dealing with luxury residential properties were opened in the same year, adding over $1.0 million to the office's revenue. Facility management capabilities were also introduced during 1997. The property management portfolio continued to expand, from 206 buildings covering 38.2 million square feet in 1996 to 214 buildings covering
40.9 million square feet in 1997, which resulted in increased revenue of $1.5 million over 1996.

  Operating revenue in Singapore increased by $0.5 million, or 3.1%, to $16.6 million in 1997 from $16.1 million in 1996. The 1997 results were adversely affected by the Asian Crisis and the effects of measures introduced in May 1996 by the Singaporean government to curb speculation in the property market. The depreciation of the currency also caused a degree of uncertainty in the market and negatively impacted business volume. As a result, commissions from acquisitions of overseas properties decreased by $0.6 million. Fewer residential projects were launched for sales by the developers in 1997, leading to a reduction of $1.7 million in revenue in this area of business. Two significant investment sales concluded in 1997 were primarily responsible for a $4.1 million increase in commission income over 1996.

  Operating revenue in Indonesia decreased by $0.9 million, or 15.5%, to $4.9 million in 1997 from $5.8 million in 1996. The functional currency of the Indonesian business had been the US Dollar; therefore, the depreciation of the Indonesian Rupiah did not have a direct impact on the JLW Asia Group's revenue in 1997. However, the Asian Crisis negatively impacted the property market in Indonesia leading to lower occupier demand, increasing vacancy rates and falling rents.

 Operating expenses

  The JLW Asia Group's operating expenses increased by $11.5 million, or 22.5%, to $62.5 million in 1997 from $51.0 million in 1996. The primary reason for the increase in operating costs was the combined effect of increased incentive compensation and increased staffing levels. Operating expenses include a portion of the profit distributions to owners with between 10% to 20% of such distributions accounted for as compensation expense and the remainder accounted for as dividends and royalty payments. Royalty payments accounted for approximately 4% of total operating expenses and are included in the operating, administrative and other category of operating expenses. Operating expenses as a percentage of operating revenue decreased to 84.7% in 1997 from 85.3% in 1996.

  In 1997, Hong Kong operations accounted for $44.6 million, or 71.4%, of the JLW Asia Group's operating expenses, while Singapore accounted for $15.3 million, or 24.5%. In 1996, Hong Kong operations accounted for $34.7 million, or 68.0%, of the JLW Asia Group's operating expenses, while Singapore operations accounted for $15.2 million, or 29.8%.

  Operating expenses in Hong Kong increased by $9.9 million, or 28.5%, to $44.6 million in 1997 from $34.7 million in 1996. This was attributable primarily to higher compensation expense associated with the increased revenue and the opening of new residential outlets which contributed to a rise in staff numbers and administrative costs. Operating expenses as a percentage of operating revenue decreased to 85.9% in 1997 from 93.0% in 1996.

  Operating expenses in Singapore increased by $0.1 million, or 0.7%, to $15.3 million in 1997 from $15.2 million in 1996. This increase was primarily attributable to higher rental charges on office space. Operating expenses as a percentage of operating revenue decreased to 92.2% in 1997 from 94.4% in 1996.

 Operating income

  Based upon the factors discussed under revenue and operating expenses above, the JLW Asia Group's operating income increased by $2.3 million, or 20.4%, to $13.6 million in 1997 from $11.3 million in 1996. Operating income decreased as a percentage of total revenue to 17.9% in 1997 from 18.1% in 1996.

 Interest expense

  Interest expense decreased by $0.2 million, or nearly 50%, to $0.2 million in 1997 from $0.4 million in 1996. The decrease was principally a result of a decrease in net borrowings which resulted from strong operating cash flow.

 Provision for income taxes

  Provision for income taxes increased by $0.7 million, or approximately 47%, to $2.2 million in 1997 from $1.5 million in 1996. The effective rate of tax increased to 16.5% in 1997 from 13.9% in 1996. This increase was due to the relative contribution from the Indonesian operations (which is recognized as a management fee on an after tax basis) which decreased by $0.9 million in 1997, compared with 1996.

 Net earnings

  As a result of the factors discussed above, net earnings increased by $1.7 million, or 18.1%, to $11.1 million in 1997 from $9.4 million in 1996. Net earnings represented 14.7% of total revenue in 1997 compared with 15.1% in 1996.

Year ended December 31, 1996 compared with year ended December 31, 1995

 Revenue

  The JLW Asia Group's total revenue increased by $2.6 million, or 4.4%, to $62.3 million in 1996 from $59.7 million in 1995. The main growth area for the JLW Asia Group was consulting (both building and research). Consulting revenue increased by $1.4 million, or 46.6%, to $4.4 million in 1996 from $3.0 million in 1995. Revenue from property management and valuation also increased. Revenue from office, residential and industrial sales and leasing all declined marginally and the total volume of space leased decreased slightly in 1996 compared to 1995.

  In 1996, Hong Kong operations accounted for $37.3 million, or 62.4%, of the JLW Asia Group's operating revenue, while Singapore accounted for $16.1 million, or 26.9%. In 1995, Hong Kong operations accounted for $35.9 million, or 61.8%, of the JLW Asia Group's operating revenue, while Singapore accounted for $16.4 million, or 28.2%.

  Operating revenue in Hong Kong increased by $1.4 million, or 3.9%, to $37.3 million in 1996 from $35.9 million in 1995. The revenue increase resulted primarily from project management and consulting as the market recovered from weakness in 1995 caused partly by the government's introduction of anti-speculation measures in 1994. Revenue from property management and valuation increased, but revenue from office leasing and investment sales and acquisitions declined. The number of buildings under management increased from 164 to 206 or from 32.5 million square feet to 38.2 million square feet between 1995 and 1996 which led to a $0.7 million increase in revenue. Cleaning contracts related to property management services had a full year of activity in 1996 increasing revenue by $0.9 million.

  Operating revenue in Singapore decreased by $0.3 million, or 1.8%, to $16.1 million in 1996 from $16.4 million in 1995. The 1996 results were adversely impacted by government measures aimed at reducing property price escalation and limiting foreigners' freedom to borrow Singapore Dollars. Fewer residential properties were available for sale and, as a result, commissions from residential sales decreased by $0.9 million from 1995. Additionally, fees from investment sales increased by $0.6 million.

 Operating expenses

  The JLW Asia Group's operating expenses increased by $0.3 million, or 0.6%, to $51.0 million in 1996 from $50.7 million in 1995. The primary reason for the increase in operating expenses was higher compensation expenses. Operating expenses as a percentage of operating revenue decreased to 85.3% in 1996 from 87.3% in 1995.

  In 1996, Hong Kong operations accounted for $34.7 million, or 68.0%, of the JLW Asia Group's operating expenses, while Singapore accounted for $15.2 million, or 29.8%. In 1995, Hong Kong operations accounted for $34.2 million, or 67.5%, of the JLW Asia Group's operating expenses, while Singapore accounted for $14.8 million, or 29.2%.

  Operating expenses in Hong Kong increased by $0.5 million, or 1.5%, to $34.7 million in 1996 due primarily to an increase in administrative expenses. Operating expenses as a percentage of operating revenue decreased to 93.0% in 1996 from 95.3% in 1995.

  Operating expenses in Singapore increased by $0.4 million, or 2.7%, to $15.2 million in 1996 primarily as a result of higher rental, marketing and depreciation expense. Operating expenses as a percentage of operating revenue increased to 94.4% in 1996 from 90.2% in 1995.

 Operating income

  Based upon the factors discussed under revenue and operating expenses above, the JLW Asia Group's operating income increased by $2.2 million, or 24.2%, to $11.3 million in 1996 from $9.1 million in 1995. As a percentage of total revenue, operating income increased to 18.1% in 1996 from 15.2% in 1995.

 Interest expense

  Interest expense increased by $0.1 million to $0.4 million in 1996 from $0.3 million in 1995. The increase was principally a result of higher net borrowings in 1996.

 Provision for income taxes

  Provision for income taxes increased by $0.6 million, or 66.7%, to $1.5 million in 1996 from $0.9 million in 1995. The effective tax rate increased to 13.9% in 1996 from 10.2% in 1995 due to a change in the estimate for tax in Singapore in 1995 which resulted in higher taxation in 1996.

 Net earnings

  As a result of the factors discussed above, net earnings increased by $1.5 million, or 19.0%, to $9.4 million in 1996 from $7.9 million in 1995. Net earnings in 1996 represented 15.1% of total revenue compared with 13.2% in 1995.

LIQUIDITY AND CAPITAL RESOURCES

  Historically, the JLW Asia Group has financed its operations with internally generated funds, undistributed profits and short-term borrowings. Net cash balances (available cash net of borrowings) were $0.5 million in overdraft at September 30, 1998 compared with $5.4 million for the prior year period. Net cash balances were $6.2 million at year end 1997 compared with $4.0 million at year end 1996 and $6.1 million at year end 1995.

  Due to the impact of the Asian Crisis on the JLW Asia Group, the net cash flow from operating activities was an outflow of $3.6 million for the nine months ended September 30, 1998, compared with a net cash inflow of $11.0 million in the prior year period. The decrease in cash flows of $14.6 million was attributable primarily to a $9.3 million decrease in net earnings and a $4.1 million increase related to working capital. Prior to the Asian Crisis, the JLW Asia Group's principal source of liquidity was cash generated from operations. Net cash inflows from operating activities totaled $20.0 million in 1997, $7.3 million in 1996 and $10.0 million in 1995. The increase in 1997 was attributable primarily to increased net earnings and improvements in working capital management which resulted in a $7.1 million decrease in receivables offset by a $0.9 million decrease in payables, taxation and other current liabilities compared with 1996. In 1996, the $2.7 million decrease in net cash flow provided by operating activities was primarily a result of an increase in year end receivables which were $4.3 million higher at year end 1996 than at year end 1995 as a result of the increase in revenue in the final quarter of 1996.

  Cash used in investing activities was $0.3 million for each of the nine month periods ended September 30, 1998 and 1997, $0.4 million in 1997, $1.1 million in 1996 and $0.1 million in 1995. The gross level of funds spent on the replacement of office machinery and motor vehicles and leasehold improvements was $0.7 million in 1997, $2.6 million in 1996 and $1.2 million in 1995. Based on existing operating plans (excluding any changes resulting from the Transactions), the JLW Asia Group's management expects the JLW Asia Group's capital expenditures in the remainder of 1998 to be consistent with historical levels. Given the unsettled business conditions in Asia due to the Asian Crisis, management has not yet determined what the level of capital expenditures will be for the JLW Asia Group in 1999.

  Cash used in financing activities was an outflow of $1.1 million for the nine months ended September 30, 1998, compared with an outflow of $9.3 million in the prior year period and outflows of $17.3 million in 1997, $8.3 million in 1996 and $13.2 million in 1995. The main cash outflow has been distributions to owners which have fluctuated with the financial performance of the JLW Asia Group. The distributions to owners decreased to $1.9 million for the nine months ended September 30, 1998, compared with $7.9 million in the prior year period due to weaker financial performance and restricted liquidity. In 1997, the distributions to owners increased to $14.8 million from $7.6 million in 1996 due to the increase in net earnings. The distributions to owners decreased by $4.8 million to $7.6 million in 1996 from $12.4 million in 1995. The reduction in dividends paid in 1996 was due to the lack of liquid resources available for that period. Capital lease repayments accounted for $1.2 million of the cash used in financing activities for the nine month period ended September 30, 1998 and $0.9 million in the prior year period, $1.5 million in 1997, $1.6 million in 1996 and $1.2 million in 1995. For the nine months ended September 30, 1998, in order to finance its operations, the JLW Asia Group increased its overdraft by $2.3 million and utilized $5.5 million of short-term deposits. In 1996, the JLW Asia Group financed operations with long-term borrowings of $1.2 million, but made net repayments of $0.8 million on its long-term loan facility during 1997. The JLW Asia Group had short-term unsecured credit facilities of $5.0 million throughout the period.

  The JLW Asia Group had short-term credit facilities of $5.0 million of which $2.3 million was outstanding at September 30, 1998. The facilities are renewable annually and bear variable rates of interest based on a spread of 1% over the best lending rate available in the local market. At September 30, 1998, the JLW Asia Group had a liability to its retired owners of $5.7 million, which it intends to fund prior to Closing using a combination of operating cash flow, short term borrowings from other regions and existing credit facilities. Over the long term, as a result of the change in ownership structure, the JLW Asia Group is expected to retain a larger percentage of its cash generated from operations such that capital expenditure is expected to be financed from operations with the remainder sourced from longer-term borrowings as needed.

INFLATION

  For each of the three years ended December 31, 1997, 1996 and 1995, the JLW Asia Group's main markets of Hong Kong and Singapore experienced inflation at a maximum rate of 7.2% per annum. Prior to the Asian Crisis, the majority of the JLW Asia Group's business in Indonesia had been conducted in US Dollars and hence inflation in that country had not had a material impact on the financial results of the JLW Asia Group. Due to the Asian Crisis, however, inflation in Indonesia increased to 75.5% for the nine months to September 30, 1998 and the extent of transactions in US Dollars decreased.

THE JLW AUSTRALASIA GROUP

Overview

  The JLW Australasia Companies have been represented in Australasia since 1958. They presently provide real estate services including advisory, commercial, industrial and retail sales and leasing, property management and facilities management in Australia and New Zealand. Clients include institutional investors, government departments, public companies, property trusts and private investors.

  JLW Australia has a beneficial interest in JLW Transact, the international hotel business which provides sales, asset management and advisory services in the Asia and Australasia Regions. JLW Transact was formed as two joint venture companies: Jones Lang Wootton Transact Pty Limited (in Australia) in 1991 and JLW Transact Limited (in New Zealand) in 1994. JLW Australia owned 60% of these companies and the principals of an existing hotel business in Australia owned 40%. At the beginning of 1996 these businesses were restructured and developed on a regional basis across the Asia and Australasia Regions. The revised participation for JLW Australia is held through discretionary trusts and direct shareholding interests. As a result of the Transactions, the JLW Transact business will be acquired and the trust ownership discontinued such that the various JLW Transact companies will become wholly-owned subsidiaries of Jones Lang LaSalle. The sole exception to this will be Transact Thailand which will be 73.99% owned by Jones Lang LaSalle (49% directly from Benbridge Singapore and 24.99% indirectly via its purchase of JLW Holdings). The remaining 26.01% will be held through local Thai companies to comply with Thai legal requirements.

  JLW Transact was included in the consolidated financial statements of the JLW Australasia companies for the year ended December 31, 1995. In the years ended December 31, 1996 and 1997, JLW Transact was accounted for under the equity method of accounting by the JLW Australasia Companies and the JLW Asia Companies.

  Economic conditions in Australasia during 1995 to 1997 were relatively stable with economic growth combined with low inflation and falling unemployment. These conditions have resulted in steady property markets in the period. The Asia Crisis is having an impact on the Australasia Region as growth rates have slowed and the Australian Dollar depreciated against the US Dollar in the first nine months of 1998.

  The JLW Australasia Companies are all structured as corporate entities. Profits of the business have historically been paid to the owners through a combination of salary, benefits and dividends. Senior executives (excluding owners) have historically been compensated through a combination of salary, benefits and profit share. In connection with the Transactions, owners and senior employees have entered or will enter into new employment contracts such that all compensation will be paid as salary, benefits and bonuses at market rates. As a result, future compensation expense will be materially higher than the amounts reflected in the historical financial statements for the nine months ended September 30, 1998 and 1997 and the years ended December 31, 1997, 1996 and 1995. In the pro forma financial statements for the year ended December 31, 1997 and for the nine months ended September 30, 1998, accruals have been made to reflect bonuses at market rates. In addition, the pro forma financial statements for the year ended December 31, 1997 also include accruals for market salaries. See "Unaudited Pro Forma Consolidated Financial Statements-- The JLW Companies."

  As a result of the Integration and the Transactions, the JLW Companies incurred professional fees, of which $2.5 million were charged to the JLW Australasia Companies and are included in operating expenses for the nine months ended September 30, 1998.

  The Australian Dollar is the predominant functional currency of the Australasia Group. The exchange rate of the Australian Dollar relative to US Dollar depreciated by 15.0% for the nine month period ended September 30, 1998 compared to the prior year period, depreciated by 7.6% in 1997 compared to 1996 and appreciated by 7.2% in 1996 compared to 1995. As a consequence of such exchange rate fluctuations, the reported results, which are in US Dollars, may not reflect the underlying performance of the JLW Australasia Group.

  The JLW Australasia Companies conduct their businesses primarily with systems utilizing commercial software purchased from suppliers and customized software. Efforts to ensure such systems, data communication and telecommunications equipment are Year 2000 compliant are being coordinated on a global basis by the JLW Companies. See "--The JLW Companies--Overview--Year 2000." The JLW Australasia Companies have a process in place to identify Year 2000 risks. Management has determined that their property database is not Year 2000 compliant and plan to replace this system during 1999. Other software, systems and equipment are expected to be substantially Year 2000 compliant, and completion of Year 2000 compliance is not expected by management to have a material impact on the business operations or financial condition of the JLW Australasia Companies.

RESULTS OF OPERATIONS

  The information below is presented in accordance with US GAAP.

The JLW Australasia Group

                                          Nine Months
                                        Ended September
                                              30,       Year Ended December 31,
                                        --------------- -----------------------
                                         1998    1997    1997    1996    1995
                                        ------- ------- ------- ------- -------
                                                    (in thousands)
Revenue
  Operating revenue.................... $39,462 $42,959 $60,522 $60,281 $57,968
  Interest income......................      25     101     150      94      77
  Other income.........................   1,585   1,504   1,777   1,229   1,289
                                        ------- ------- ------- ------- -------
    Total revenue...................... $41,072 $44,564 $62,449 $61,604 $59,334
Operating expenses
  Compensation and benefits............ $17,128 $18,349 $23,337 $25,287 $23,519
  Operating, administrative and other
   (1).................................  21,243  20,811  28,440  29,648  32,458
  Depreciation and amortization........     919   1,014   1,340   1,405   1,348
                                        ------- ------- ------- ------- -------
    Total operating expenses........... $39,290 $40,174 $53,117 $56,340 $57,325
                                        ------- ------- ------- ------- -------
Operating income....................... $ 1,782 $ 4,390 $ 9,332 $ 5,264 $ 2,009
  Interest expense.....................      82     260     340     674     687
                                        ------- ------- ------- ------- -------
  Earnings before provision for income
   taxes............................... $ 1,700 $ 4,130 $ 8,992 $ 4,590 $ 1,322
  Net provision for income taxes.......   1,522   1,317   2,918   1,560      16
                                        ------- ------- ------- ------- -------
    Net earnings....................... $   178 $ 2,813 $ 6,074 $ 3,030 $ 1,306
                                        ======= ======= ======= ======= =======

--------
(1) Operating, administrative and other expenses for the nine months ended September 30, 1998 include costs related to the Integration and the Transactions totaling $2.5 million.

Nine months ended September 30, 1998 compared with nine months ended September 30, 1997

 Revenue

  The JLW Australasia Group's total revenue decreased by $3.5 million, or 7.8%, to $41.1 million for the nine months ended September 30, 1998 compared with $44.6 million in the prior year period. The decrease was due primarily to a 15.0% depreciation in the exchange rate of the Australian Dollar relative to the US Dollar for the nine months ended September 30, 1998 compared with the prior year period. Operating revenue decreased by $3.5 million, or 8.1%, to $39.5 million for the nine months ended September 30, 1998 from $43.0 million in the prior year period. This decrease was attributable primarily to the depreciation of the local currency as total revenue reported in local currency increased by 8.4%, due to marked improvements in the property management markets and sales and investment fees from a significant government development project in Victoria. This development project accounted for 59.8% of the increase in operating revenue in local currency over the prior year period. These increases in local currency were in part offset by decreased activity in the retail sector and a deterioration in investor sentiment, partly resulting from the negative impact of the Asian Crisis.

  The overall economic environment in 1998 remained relatively unchanged for Australia's commercial real estate markets, with low inflation, low interest rates and a high level of economic growth. Facility management outsourcing continued to grow, particularly with the major banks and some government departments.

 Operating expenses

  The JLW Australasia Group's operating expenses decreased by $0.9 million, or 2.2%, to $39.3 million in the nine months ended September 30, 1998 compared to $40.2 million in the prior year period principally as a result of the 15.0% depreciation of the local currency relative to the US Dollar which was offset by the recognition of $2.5 million for Integration and Transaction costs. When Integration and Transaction costs are excluded, operating expenses reported in local currency increased by 7.7%. This increase was due primarily to increases in accrued compensation costs. Owners are compensated through a combination of salary, benefits and dividends. Senior executives (excluding owners) have historically been compensated through a combination of salary, benefits and profit share. Operating expenses include only the portion of profit distributions paid as profit share to senior executives. Excluding Integration and Transaction costs, operating expenses as a percentage of total revenue remained relatively constant at 89.6% for the nine months ended September 30, 1998 compared to 90.1% in the prior year period.

 Operating income

  Based upon the factors discussed under revenue and operating expenses above, the JLW Australasia Group's operating income decreased by $2.6 million, or 59.4%, to $1.8 million for the nine months ended September 30, 1998 from $4.4 million in the prior year period. As a percentage of total revenue, operating income decreased to 4.3% for the nine months ended September 30, 1998 compared to 9.9% in the prior year period.

 Interest expense

  Interest expense decreased by $0.2 million to $0.1 million for the nine months ended September 30, 1998 from $0.3 million in the prior year period.

 Provision for income taxes

  Provision for income taxes remained relatively constant at $1.5 million for the nine months ended September 30, 1998 compared to $1.3 million for the prior year period. The effective tax rate increased to 89.5% for the nine months ended September 30, 1998 from 31.9% in the prior year period principally due to the non- deductibility of the majority of the $2.5 million Integration and Transaction costs and the $0.8 million of non-taxable dividends received from JLW Singapore in the nine months ended September 30, 1997 compared to no dividends received in the nine months ended September 30, 1998.

 Net earnings

  As a result of the factors discussed above, net earnings decreased to $0.2 million for the nine months ended September 30, 1998 from $2.8 million in the prior year period.

Year ended December 31, 1997 compared with year ended December 31, 1996

 Revenue

  The JLW Australasia Group's total revenue remained relatively constant at $62.4 million in 1997 compared to $61.6 million in 1996. Total revenue, as reported in local currency, increased by 9.8% largely due to improved economic conditions. This increase was substantially offset by a 7.6% depreciation in the exchange rate of the Australian Dollar relative to the US Dollar. The increase in revenue in the functional currency resulted primarily from the positive economic outlook for Australia as inflation continued to be one of the lowest of all developed industrial countries in 1997 and a continuation of improving real estate markets resulted in increased development activity, particularly in the industrial markets. An increase in companies moving toward outsourcing their facility management functions resulted in increased facilities management assignments in the property management markets, particularly in the Government Sector, contributed to a 23.1% increase in income in the corporate property management division. In addition, low levels of construction activity combined with continuing demand for office space helped reduce vacancy rates in most markets and stimulated rental growth thereby positively impacting lease renewal income in corporate property management and adversely impacting the office leasing division. The investment markets continued to be strong in terms of sales volume resulting in higher volumes of investment sales and property management assignments. Furthermore, with the continued strength of the shopping center management portfolio and the investment markets, income from sales of shopping centers increased by 47.4%.

 Operating expenses

  The JLW Australasia Group's operating expenses decreased by $3.2 million, or 5.7%, to $53.1 million in 1997 from $56.3 million in 1996. The decrease was the result of the depreciation in the exchange rate of the Australian Dollar relative to the US Dollar, as operating expenses in local currency increased by 2.1%. Operating expenses as a percentage of operating revenue decreased to 87.8% in 1997 from 93.5% in 1996.

  Owners of the JLW Australasia Group are compensated through a combination of salaries, benefits and dividends. Senior executives (excluding owners) have historically been compensated through a combination of salary, benefits and profit share. Operating costs include only the portion of profit distributions paid as profit share. Had operating costs included dividends paid to owners, operating expenses for 1997 relative to 1996 would have increased at a higher rate.

 Operating income

  Based upon the factors discussed under revenue and operating expenses above, the JLW Australasia Group's operating income nearly doubled to $9.3 million in 1997 from $5.3 million in 1996. As a percentage of total revenue, operating income increased to 14.9% in 1997 from 8.5% in 1996.

 Interest expense

  Interest expense decreased by $0.4 million, or 49.6%, to $0.3 million in 1997 from $0.7 million in 1996 due to a reduction in borrowings.

 Provision for income taxes

  Provision for income taxes increased by $1.4 million, or 87.1%, to $2.9 million in 1997 from $1.6 million in 1996. The effective tax rate decreased to 32.5% in 1997 from 34.0% in 1996. The decrease in the effective rate is due primarily to the 1996 tax charge, which was $0.1 million higher due to a change in estimate for tax in the 1995 year.

 Net earnings

  As a result of the factors discussed above, net earnings increased by $3.1 million to $6.1 million in 1997 from $3.0 million in 1996. Net earnings represented 9.7% of total revenue, compared with 4.9% in the previous year.

Year ended December 31, 1996 compared with year ended December 31, 1995

 Revenue

  The JLW Australasia Group's total revenue increased $2.3 million, or 3.8%, to $61.6 million in 1996 from $59.3 million in 1995. The increase was the result of a 7.2% appreciation in the exchange rate of the Australian Dollar relative to the US Dollar in 1996 compared with 1995 as revenue reported in local currency decreased by 3.2%. The decrease in revenue reported in local currency was largely attributable to a change in corporate structure as JLW Transact was no longer consolidated in the JLW Australasia Group financial statements after 1995 as a result of the change in the ownership interest in JLW Transact to entities related to the JLW Asia Group. Excluding the deconsolidation of JLW Transact, revenue reported in local currency increased by 4.5% primarily as a result of increased activity in the investment market as Asian investors and Australian institutions increased their volume of acquisition and sales transactions. In addition, the office leasing market maintained a positive balance of overall demand, with virtually no new supply to the market. This allowed vacancy rates to continue to decline while rental values slightly increased towards the end of 1996, thereby contributing to an increase in the property management lease renewal income.

  Demand for industrial real estate was stable. Restructuring of the shopping center division's management and a stronger business focus from a state to national operation contributed to a 10% increase in retail property management income and a 25% increase in retail sales and leasing income. This restructuring resulted in the JLW Companies in Australia being much more competitive in obtaining new business assignments. The JLW Companies in Australia also continued its successful strategy of becoming one of the leading shopping center managers. Furthermore, this restructuring contributed to a stronger management portfolio and reputation as one of the leading shopping center specialists.

 Operating expenses

  The JLW Australasia Group's operating expenses remained relatively constant with a decrease of $1.0 million, or 1.7%, to $56.3 million in 1996 from $57.3 million in 1995. The decrease occurred despite the 7.2% appreciation in the exchange rate of the Australian Dollar relative to the US Dollar as operating expenses reported in local currency decreased by 8.3%. This decrease was primarily attributable to JLW Transact no longer being consolidated in the JLW Australasia Group accounts after 1995. Operating costs as a percentage of operating revenue decreased to 93.5% in 1996 from 98.9% in 1995 as a result of a 4.0% increase in operating revenue compared with a 1.7% decrease in operating expenses.

 Operating income

  Based upon the factors discussed under revenue and operating expenses above, the JLW Australasia Group's operating income more than doubled to $5.3 million in 1996 from $2.0 million in 1995. As a percentage of total revenue, operating income increased to 8.5% in 1996 from 3.4% in 1995.

 Interest expense

  Interest expense remained relatively constant at $0.7 million for 1996 and 1995.

 Provision for income taxes

  Provision for income taxes increased to $1.6 million in 1996 from a nominal amount in 1995. The effective rate of tax on profit from ordinary activities increased to 34.0% in 1996 from 1.2% in 1995. The $1.6 million increase in provision for income taxes was primarily due to increased underlying profits, changes in the estimate of tax for both 1996 and 1995 and a change in the corporate tax rate which resulted in a tax gain of $0.1 million.

 Net earnings

  As a result of the factors discussed above, net earnings more than doubled, to $3.0 million in 1996 from $1.3 million in 1995. Net earnings represented 4.9% of total revenue in 1996, compared with 2.2% in 1995.

LIQUIDITY AND CAPITAL RESOURCES

  Historically the JLW Australasia Group has financed its operations in the short-term with internally generated funds, undistributed profits and short-term borrowings. Net borrowings (available cash net of borrowings) were $0.2 million in overdraft at September 30, 1998 compared to $0.3 million in overdraft for the prior year period. Net cash at year end 1997 was $3.7 million compared with $2.9 million at year end 1996. At December 31, 1995 the JLW Australasia Group had net borrowings of $2.1 million.

  The JLW Australasia Group's principal source of liquidity generally has been cash generated from its operating activities. Net cash flows from operating activities reflected a use of cash of $1.6 million for the nine months ended September 30, 1998, compared with an inflow of $6.3 million in the prior year period, an inflow of $9.3 million in 1997 and an inflow of $5.3 million in 1996. The level of cash generated from operating activities is impacted by the level of operating profits, the amount of tax paid and movements in working capital. The $7.8 million reduction in cash generated from operating activities for the nine months ended September 30, 1998 compared with the prior year period was due primarily to a decrease in payables of $3.8 million, an increase in receivables of $3.0 million, an increase in tax paid of $1.3 million and a decrease in dividends received of $1.0 million. The $3.9 million increase in cash generated from operating activities in 1997 compared with 1996 was primarily due to a $4.1 million increase in operating income. In 1997, the tax payment was $2.0 million compared with a $0.9 million tax payment in 1996.

  Historically, the JLW Australasia Group has financed its operations in the short-term through internally generated funds, undistributed profits and short-term borrowings. However, this was not the case for the nine months ended September 30, 1998, as discussed above, and in 1995, when $1.6 million and $1.8 million, respectively, were used in operating activities. In 1995 the use of cash in operating activities was due to weaker operating performance, a $2.1 million increase in working capital due to a $1.1 million decrease in accrued expenses, a $0.9 million increase in receivables and a $2.7 million tax payment due on 1994 profits.

  Cash used in investing activities generated a net inflow of $0.2 million for the nine months ended September 30, 1998 compared with an outflow of $0.3 million in the prior year period and outflows of $0.7 million in 1997 and 1996 and $1.6 million in 1995. Capital expenditure was $0.7 million lower for the nine months ended September 30, 1998 compared with the prior year period because of the financing of motor vehicles and computers through operating leases rather than capital leases. Capital expenditures were higher in 1995 due to an upgrade of computers. It is expected that, with the exception of a networking project, operating leases will be used to obtain computers in the future, and hence such outlays will not involve capital expenditure. In 1997 and 1996, expenditures on capital equipment were approximately $1.1 million and receipts from fixed asset sales were approximately $0.5 million. Based on current operating plans (excluding any changes resulting from the Transactions), the JLW Australasia Group's management expects the JLW Australasia Group's capital expenditures in the remainder of 1998 and 1999 to be consistent with historical levels with the exclusion of 1998 which includes approximately $1.2 million for a networking project.

  As of September 30, 1998, the JLW Australasia Group banking facilities included credit facilities, guarantees and finance leasing lines aggregating $7.0 million. All facilities are cross collateralized and secured by substantially all the assets of the JLW Australasia Group. The facilities are subject to certain financial and operating covenants and generally bear interest at market rates.

  Cash used in financing activities was $2.4 million for the nine months ended September 30, 1998 compared with $8.9 million in the prior year period, $7.8 million in 1997, $1.7 million in 1996 and $0.1 million in 1995. The level of cash used or generated in financing activities is impacted by payments for capital leases, movements in borrowings and transfers to and from deposit accounts. For the nine months ended September 30, 1998 the decrease of $6.6 million in cash used in financing activities compared with the prior year period is primarily attributable to the repayment of the short-term loan of $2.4 million during 1997, a $2.2 million reduction in funds transferred to deposit from the prior year period, and a decrease in dividends paid of $2.1 million. For the nine months ended September 30, 1998, $1.8 million was transferred to deposits while in the prior year period $4.0 million was transferred to deposit and $2.4 million of borrowings were repaid. In 1995, in order to finance its operations, the JLW Australasia Group utilised its credit facility resulting in net borrowings of $2.1 million at year end. In 1996 a review of the financing structure was undertaken and, in order to finance the JLW Australasia Group's operations, the credit facility was in part replaced by a short-term loan facility of $2.4 million which was substantially repaid in 1997. This repayment, together with the repayment of capital leases, dividends paid of $5.3 million and the other facilities, resulted in a net cash outflow from financing activities of $7.8 million in 1997. Capital lease repayments accounted for $0.7 million for the nine months ended September 30, 1998 and in the prior year period, $1.2 million in 1997, $0.3 million in 1996 and $1.0 million in 1995.

INFLATION

  Inflation has not significantly affected the results of the JLW Australasia Group. Inflation rates in Australia have not exceeded 5.21% for each of the three years ended December 31, 1997, 1996 and 1995 or the nine month period ended September 30, 1998.

                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                   OWNERS AND MANAGEMENT OF LASALLE PARTNERS

  The following table sets forth certain information concerning the beneficial ownership of LaSalle Partners common stock, which are the only outstanding voting securities and equity securities of LaSalle Partners, as of January 25, 1999 (except where otherwise noted), by: (i) each director of LaSalle Partners; (ii) each of the executive officers of LaSalle Partners named in the Summary Compensation Table in LaSalle Partners' Proxy Statement for its 1998 Annual Meeting of Stockholders; (iii) the directors and executive officers of LaSalle Partners as a group; and (iv) each person who is known to LaSalle Partners to have been the beneficial owner of more than five percent of LaSalle Partners common stock. Unless otherwise indicated in the footnotes, all of such interests are owned directly, and the indicated person or entity has sole voting and dispositive power.

                                                 Percentage of  Percentage of
                                     Number of    Outstanding    Outstanding
                                     Shares of   Shares Before  Shares After
                                    Common Stock Giving Effect  Giving Effect
                                    Beneficially    to the         to the
       Name and Address (1)            Owned      Acquisition  Acquisition (2)
       --------------------         ------------ ------------- ---------------
The Dai-ichi Mutual Life Insurance
 Company (3).......................  2,199,162       13.5%           7.2%
Lizanne Galbreath (4)..............  1,187,278        7.3%           3.9%
Stuart L. Scott (5)(6).............    767,649        4.7%           2.5%
Robert C. Spoerri (5)(7)...........    567,540        3.5%           1.9%
William E. Sullivan (5)(8).........    114,832          *              *
Daniel W. Cummings (5)(9)..........    210,797        1.3%             *
Charles K. Esler (5)(10)...........    206,743        1.3%             *
M.G. Rose (5)(11)..................    447,879        2.8%           1.5%
Lynn C. Thurber (5)(12)............    161,269        1.0%             *
Earl E. Webb (5)(13)...............    135,911          *              *
Darry L. Hartley-Leonard (14)......     18,077          *              *
Thomas C. Theobald (15)............     23,947          *              *
John R. Walter (16)................     25,577          *              *
All directors and executive
 officers as a group (11 persons)
 (17)..............................  2,372,479       16.4%           8.8%

--------
*Less than 1%.
(1) Unless otherwise indicated, the address of each person or entity is c/o LaSalle Partners Incorporated, 200 East Randolph Drive, Chicago, Illinois 60601.
(2) Assumes that 30,518,292 shares of LaSalle Partners common stock will be outstanding following consummation of the Acquisition, based on the 16,264,176 shares of LaSalle Partners common stock outstanding as of January 25, 1999 and an aggregate of 14,254,116 shares of LaSalle Partners common stock to be issued to the JLW Shareholders and the ESOT.
(3) Information with respect to beneficial ownership of The Dai-ichi Mutual Life Insurance Company is included herein in reliance on a Schedule 13G, dated February 10, 1998, filed with the SEC reporting ownership as of December 31, 1997. According to the Schedule 13G, The Dai-ichi Mutual Life Insurance Company owns 100% of the outstanding shares of capital stock of Dai-ichi Life Property Holdings, Inc., which in turn owns 100% of the outstanding shares of capital stock of Dai-ichi Life Investment Properties, Inc., which in turn owns 100% of the outstanding shares of capital stock of DSA-LSPL, Inc. and DSA-LSAM, Inc. DSA-LSPL, Inc. owns directly 1,869,288 shares of LaSalle Partners common stock, and DSA-LSAM, Inc. owns directly 329,874 shares of LaSalle Partners common stock. The address of The Dai-ichi Mutual Life Insurance Company is 13-1 Yurakucho, 1-chome, Tokyo, Japan 100.
(4) Ms. Galbreath holds 399,790 shares of LaSalle Partners common stock directly. The 1,168,528 shares reported in the table above consist of the shares of LaSalle Partners common stock she owns directly, the 475,000 shares of LaSalle Partners common stock owned by Galbreath Holdings, LLC, the 293,738 shares of LaSalle Partners common stock held by Lizanne Galbreath, and her successors in trust, as Trustee of the 1997 Grantor Retained Annuity Trust created by Lizanne Galbreath Megrue, dated June 18, 1997, and the 18,750 shares which Ms. Galbreath had the right to acquire through stock options granted under the 1997 Plan exercisable within 60 days of January 25, 1999. Ms. Galbreath owns, either directly or through a trust, a 45.0% interest in, and is the managing member of, Galbreath Holdings, LLC. Because Ms. Galbreath is the managing member of Galbreath Holdings, LLC, Ms. Galbreath might be deemed to be the beneficial owner of all shares of LaSalle Partners common stock owned by Galbreath Holdings, LLC for purposes of Rule 13d-3 of the Exchange Act. Ms. Galbreath disclaims beneficial ownership of such shares of LaSalle Partners common stock, except to the extent of her ownership interests in Galbreath Holdings, LLC. The address of Galbreath Holdings, LLC is 180 East Broad Street, Columbus, Ohio 43215.
--------
(footnotes continued on following page)

 (5) Shares are owned directly and by corporations of which the reporting person is the sole stockholder.
 (6) Includes 56,250 shares which Mr. Scott had the right to acquire through stock options granted under the 1997 Plan exercisable within 60 days of January 25, 1999.
 (7) Incudes 56,250 shares which Mr. Spoerri had the right to acquire through stock options granted under the 1997 Plan exercisable within 60 days of January 25, 1999.
 (8) Includes 37,500 shares which Mr. Sullivan had the right to acquire through stock options granted under the 1997 Plan exercisable within 60 days of January 25, 1999. Children of Mr. Sullivan own 400 shares of LaSalle Partners common stock. Mr. Sullivan disclaims beneficial ownership of the shares of LaSalle Partners common stock owned by his children.
 (9) Includes 28,125 shares which Mr. Cummings had the right to acquire through stock options granted under the 1997 Plan exercisable within 60 days of January 25, 1999.
(10) Includes 28,125 shares which Mr. Esler had the right to acquire through stock options granted under the 1997 Plan exercisable within 60 days of January 25, 1999.
(11) Includes 28,125 shares which Mr. Rose had the right to acquire through stock options granted under the 1997 Plan exercisable within 60 days of January 25, 1999.
(12) Includes 28,125 shares which Ms. Thurber had the right to acquire through stock options granted under the 1997 Plan exercisable within 60 days of January 25, 1999.
(13) Includes 37,500 shares which Mr. Webb had the right to acquire through stock options granted under the 1997 Plan exercisable within 60 days of January 25, 1999.
(14) Mr. Hartley-Leonard holds 5,000 shares of LaSalle Partners common stock directly and 12,077 shares of LaSalle Partners common stock through an IRA trust. The shares shown also include 1,000 shares which Mr. Hartley-Leonard had the right to acquire through stock options granted under the 1997 Plan exercisable within 60 days of January 25, 1999.
(15) Includes 1,000 shares which Mr. Theobald had the right to acquire through stock options granted under the 1997 Plan exercisable within 60 days of January 25, 1999.
(16) Mr. Walter holds 24,577 shares of LaSalle Partners common stock as trustee of a trust for the benefit of himself, his spouse and others. The shares shown also include 1,000 shares which Mr. Walter had the right to acquire through stock options granted under the 1997 Plan exercisable within 60 days of January 25, 1999.
(17) See footnotes (5) through (16) above.

                          COMPARATIVE PER SHARE DATA

  The following tables present comparative net income and book value per share data of (i) LaSalle Partners on a historical basis for the nine months ended September 30, 1998 and on a pro forma basis for the year ended December 31, 1997, (ii) LaSalle Partners and the Compass Businesses on a pro forma equivalent basis, (iii) the combined JLW Companies and (iv) the JLW Companies on a pro forma combined basis assuming to the extent applicable that the Transactions had been effective as of January 1, 1997 for comparative net income (loss) per common share and on September 30, 1998 for book value per share. No common stock dividends have been paid by LaSalle Partners. The JLW Companies have historically operated as partnerships or in a manner resembling partnerships even though in certain jurisdictions the businesses are structured as corporations. As such, the profits of the various partnerships and companies have been paid to the owners and certain senior executives as bonuses, dividends or partner profit distributions according to the business structure and tax regime in which the business operates. The pro forma information related to the JLW Businesses gives effect to the Transactions accounted for as described under "The Transactions--Anticipated Accounting Treatment" and is based on the aggregate consideration set forth elsewhere herein. This table should be read in conjunction with the consolidated financial statements of LaSalle Partners and the notes thereto, in the LaSalle Partners 10-K and the LaSalle Partners Third Quarter 10-Q, both incorporated herein by reference, as well as the LaSalle Partners October 1 Current Report incorporated herein by reference, the financial statements of the JLW Companies, included elsewhere herein, and the Unaudited Pro Forma Jones Lang LaSalle Consolidated Financial Statements, including the notes thereto, included elsewhere herein.

                                                     Nine Months      Year
                                                        Ended        Ended
                                                    September 30, December 31,
                                                        1998          1997
                                                    ------------- ------------
Net Income (Loss) per Common Share (1):
LaSalle Partners Historical/Pro Forma (2)
  Basic (3)........................................    $ 0.54       $  1.28
                                                       ======       =======
  Diluted (4)......................................    $ 0.53       $  1.27
                                                       ======       =======
LaSalle Partners/Compass Businesses Pro Forma
 Equivalent Combined (5)
  Basic (3)........................................    $ 0.10       $  1.03
                                                       ======       =======
  Diluted (6)......................................    $ 0.10       $  1.02
                                                       ======       =======
JLW Companies Combined Historical (7)
  Basic............................................       N/A           N/A
  Diluted..........................................       N/A           N/A
JLW Companies Pro Forma Equivalent Combined (8)
  Basic (9)........................................    $(6.68)      $(11.68)
                                                       ======       =======
  Diluted (10).....................................    $(6.68)      $(11.68)
                                                       ======       =======

--------
(1) Historical net income (loss) per common share is computed by dividing net income (loss) by the sum of the weighted average number of shares outstanding during the period.
(2) Net income (loss) per common share for LaSalle Partners reflects actual historical results for the period ended September 30, 1998 and pro forma results for the year ended December 31, 1997, giving effect to (i) the acquisition by LaSalle Partners of Galbreath, on April 22, 1997, as adjusted for the tenant representation and investment banking units which were not acquired, (ii) the provision for income taxes as though LaSalle Partners and Galbreath were taxable entities as of January 1, 1997 with an effective tax rate of 38.5%, (iii) estimated incremental general and administrative costs associated with operations as a public company and
    (iv) the repayment of LaSalle Partners' long-term debt out of the proceeds of LaSalle Partners' initial public offering on July 21, 1997 as if all of these events occurred on January 1, 1997.
(3) Based on 16,210,340 and 16,200,000 weighted average shares outstanding as of September 30, 1998 and December 31, 1997, respectively.
(4) Based on 16,403,225 and 16,329,555 weighted average shares outstanding as of September 30, 1998 and December 31, 1997, respectively.

(5) Combined information reflects pro forma results for LaSalle Partners and the Compass Businesses as if the acquisition had been effective on January 1, 1997.
(6) Based on 16,410,161 and 16,337,102 weighted average shares outstanding as of September 30, 1998 and December 31, 1997, respectively, including the options on LaSalle Partners common stock issued in connection with the acquisition of the Compass Businesses.
(7) The JLW Companies have been comprised of a series of partnerships, corporations and other legal entities which have historically not had a common unit of ownership. The presentation of net earnings per share on an historical basis would, therefore, not be meaningful.
(8) Pro forma equivalent combined information reflects the aggregate of the JLW Companies pro forma combined net earnings and acquisition adjustments as included in the Unaudited Pro Forma Jones Lang LaSalle Consolidated Statements of Earnings, included elsewhere herein.
(9) Based on 7,743,130 and 7,581,904 weighted average shares outstanding as of September 30, 1998 and December 31, 1997, respectively. See Footnotes 12 and 14 to the Unaudited Pro Forma Jones Lang LaSalle Consolidated Statements of Earnings for each of the nine months ended September 30, 1998 and the year ended December 31, 1997, respectively.
(10) For purposes of calculating weighted average diluted shares outstanding, no Forfeiture Shares, Indemnification Shares, ESOT Adjustment Shares,
     ESOT Indemnification Shares or ESOT Shares subject to vesting (where such shares have been allocated from the ESOT) were included because due to operating losses, inclusion of common stock equivalents would be anti-dilutive.

                                                      September 30, December 31,
                                                          1998          1997
                                                      ------------- ------------
Book Value Per Common Share (1):
LaSalle Partners Historical (2)......................    $ 9.68        $9.07
                                                         ======        =====
  Pro Forma Equivalent Combined (2)..................    $ 9.68          N/A
                                                         ======
JLW Companies Combined Historical (3)................       N/A          N/A
  Pro Forma Equivalent Combined (4)..................    $21.88          N/A
                                                         ======

--------
(1) Historical book value per common share is computed by dividing stockholders' equity by the number of shares of the respective companies' common stock outstanding at the balance sheet date. The pro forma equivalent combined book values per common share are based on the number of shares that are expected to be issued to the JLW Shareholders and allocated from the ESOT at Closing in the Transactions, so that the pro forma per share amounts are equated to the respective pro forma book value for one share of LaSalle Partners common stock.
(2) Based on 16,230,358 and 16,200,000 shares issued and outstanding of LaSalle Partners common stock as of September 30, 1998 and December 31, 1997, respectively.
(3) The JLW Companies have been comprised of a series of partnerships, corporations and other legal entities which have historically not had a common unit of ownership. The presentation of book value per common share on an historical basis would, therefore, not be meaningful.
(4) Based on 12,820,252 shares assumed to be issued and outstanding as of September 30, 1998, which includes the 12,481,792 Consideration Shares issuable at Closing and the 915,542 ESOT Shares to be allocated at Closing, less the Adjustment Shares (including ESOT Adjustment Shares) assumed to be returned to Jones Lang LaSalle as a result of the post-closing net worth consideration adjustments (giving effect to the net worth of the JLW Companies as of September 30, 1998). See "The Purchase Agreements--Consideration Adjustment."

Dividends Per Common Share

  Since its incorporation, LaSalle Partners has not declared or paid dividends to its stockholders. Prior to incorporation, LaSalle Partners operated as a partnership and distributed a substantial portion of its profits to its partners annually. The JLW Companies have been comprised of a series of partnerships, corporations and other legal entities which have historically distributed substantially all net profits to their owners annually. The presentation of dividends per common share on an historical or pro forma basis would, therefore, not be meaningful.

                     MARKET PRICE AND DIVIDEND INFORMATION

  LaSalle Partners common stock is listed for trading on the NYSE under the symbol "LAP." As of September 30, 1998, there were approximately 3,000 beneficial holders of LaSalle Partners common stock. Trading of LaSalle Partners common stock began on July 17, 1997. The following table sets forth the high and low sales prices of LaSalle Partners common stock as reported on the NYSE composite tape for the quarters indicated.

                                                                   High   Low
                                                                  ------ ------
Fiscal year ended December 31, 1997:
  Third Quarter (July 17 through September 30)................... $36.69 $27.13
  Fourth Quarter................................................. $38.56 $28.50
Fiscal year ending December 31, 1998:
  First Quarter.................................................. $36.44 $30.50
  Second Quarter................................................. $48.00 $31.38
  Third Quarter.................................................. $44.50 $32.69
  Fourth Quarter................................................. $32.69 $21.94
Fiscal year ending December 31, 1999:
  First Quarter (through February 3, 1999 )...................... $32.38 $31.13

  LaSalle Partners has not paid cash dividends on the LaSalle Partners common stock to date. LaSalle Partners expects to retain its earnings to support the expansion of its business and, therefore, not to pay cash dividends for the foreseeable future. Any payment of future dividends and the amounts thereof will be at the discretion of the Jones Lang LaSalle board of directors and will depend upon Jones Lang LaSalle's financial condition, earnings and other factors deemed relevant by the Jones Lang LaSalle board of directors.

  There is no public trading market, United States or foreign, for any securities of the JLW Companies.

                    AMENDMENT TO THE ARTICLES OF AMENDMENT
                      AND RESTATEMENT OF LASALLE PARTNERS

  Under the terms of the Purchase Agreements, the consummation of the Acquisition is conditioned upon LaSalle Partners changing its name to "Jones Lang LaSalle Incorporated." In order to change its name, LaSalle Partners must amend its corporate charter. Accordingly, the LaSalle Partners board of directors proposes to change the name of LaSalle Partners to "Jones Lang LaSalle Incorporated" if the Share Issuance is approved and the Acquisition is consummated. Approval of the Charter Amendment requires the affirmative vote of the holders of a majority of the shares of LaSalle Partners common stock outstanding on the Record Date.

  The LaSalle Partners board of directors believes that the name "Jones Lang LaSalle Incorporated" will more accurately reflect the combined company upon consummation of the Acquisition.

  The LaSalle Partners board of directors recommends that you vote FOR approval of the Charter Amendment.

               AMENDMENT TO 1997 STOCK AWARD AND INCENTIVE PLAN

  In order to promote the success of LaSalle Partners' business in the best interests of its stockholders by providing incentives to those individuals who are or will be responsible for such success, LaSalle Partners adopted the 1997 Plan in connection with the initial public offering of the LaSalle Partners common stock. In December, 1997, the LaSalle Partners board of directors amended the plan to provide for elective options to be paid to non-employee directors in lieu of other compensation.

  The 1997 Plan provides for the granting of stock options ("Options"), including "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and non-qualified stock options ("NQSOs"). Options granted under the 1997 Plan may be accompanied by stock appreciation rights ("SARs") or limited stock appreciation rights ("Limited SARs"), or both ("Rights"). Rights may also be granted independently of Options. The 1997 Plan also provides for the granting of restricted stock ("Restricted Stock") and restricted stock units ("Restricted Stock Units"), dividend equivalents ("Dividend Equivalents"), performance shares and other stock- and cash-based awards ("Performance Awards").

  Under the terms of the Purchase Agreements, the consummation of the Acquisition is conditioned upon the increase in common stock authorized under the 1997 Plan to 4,160,000 from 2,215,000 shares being approved by LaSalle Partners stockholders. Accordingly, the LaSalle Partners board of directors has approved the Stock Plan Amendment to increase the number of shares of LaSalle Partners common stock authorized for granting of awards thereunder from 2,215,000 to 4,160,000 shares. As of January 29, 1999, options to acquire and stock bonuses covering approximately 1,756,037 shares of LaSalle Partners common stock had been granted under the 1997 Plan and 458,963 shares of LaSalle Partners common stock remained available for future awards. LaSalle Partners currently has approximately 16,264,176 shares outstanding, and if the Share Issuance is approved and the Transactions are consummated, will have approximately 30,518,292 shares outstanding. During the period from June 30, 1998 to the third anniversary of the Closing Date, to the extent that LaSalle Partners issues or grants stock options to its employees employed prior to June 30, 1998, it will be obligated to issue or grant an equivalent number of stock options to employees of Jones Lang LaSalle or any subsidiary thereof who were employees of the JLW Companies immediately prior to the Closing Date. See "The Purchase Agreements--Stock Options." LaSalle Partners relies on the use of equity awards to attract and retain qualified personnel with the abilities to further its growth. LaSalle Partners believes that the continued use of stock options is an important means of providing appropriate incentives to employees of Jones Lang LaSalle who are necessary for the future success of Jones Lang LaSalle and for the realization of the potential benefits of the Acquisition. As a result of its growth, including through the Acquisition and the acquisition of the Compass Businesses, LaSalle Partners believes that additional shares will be needed for issuance under the 1997 Plan. Accordingly, the LaSalle Partners board of directors recommends approval of the Stock Plan Amendment.

  Grants may be made to any non-employee director, employee or any independent contractor of LaSalle Partners or its direct and indirect subsidiaries and affiliates who is determined by the compensation committee of the LaSalle Partners board of directors (the "Compensation Committee") to be eligible for participation, consistent with the purpose of the 1997 Plan; provided that ISOs may only be granted to employees of LaSalle Partners and its subsidiaries. The Compensation Committee is currently comprised of Thomas
C. Theobald and John R. Walter. Following the Closing, the Compensation Committee will be composed of an equal number of LaSalle Partners Independent Directors and JLW Independent Directors. Subject to the terms of the 1997 Plan, the Compensation Committee has the right to grant awards to eligible recipients and to determine the terms and conditions of agreements governing awards ("Award Agreements"), including the vesting schedule and exercise price of such awards, and the effect, if any, of a change in control of LaSalle Partners on such awards.

  Options will vest and become exercisable over the exercise period, at such times and upon such conditions, including amount and manner of payment of the exercise price, as the Compensation Committee determines and sets forth in the Award Agreement. The Compensation Committee may accelerate the exercisability of any outstanding Option at such time and under such circumstances as it deems appropriate. Options that are not exercised within 10 years from the date of grant, however, will expire without value. Options are exercisable during the optionee's lifetime only by the optionee. The Award Agreements contain provisions regarding the exercise of Options following termination of employment with or service to LaSalle Partners, including terminations due to the death, disability or retirement of an award recipient.

  Future grants to be made under the 1997 Plan will be authorized by the Compensation Committee in its sole discretion. For this reason, it is not possible to determine the benefits or amounts that will be received by any particular employees or group of employees in the future.

  Federal Income Tax Consequences.

  Set forth below is a discussion of the principal United States federal income tax consequences of Options (including ISOs and NQSOs), SARs Limited SARs, Restricted Stock, Restricted Stock Units, Dividend Equivalents and Performance Awards that may be granted pursuant to the 1997 Plan. This discussion is based on an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings and regulations, and proposed regulations, all of which are subject to change.

Options

  ISOs. No taxable income will be realized by an option holder upon the grant or exercise of an ISO. If shares are issued to an option holder pursuant to the exercise of an ISO granted under the 1997 Plan and if a disqualifying disposition of such shares is not made by such option holder (i.e., no disposition is made within two years after the date of grant or within one year after the receipt of such shares by such option holder), then (i) upon sale of such shares, any amount realized in excess of the exercise price of the ISO will be taxed to such option holder as a long-term capital gain and any loss sustained will be a long-term capital loss and (ii) no deduction will be allowed to LaSalle Partners. However, if shares acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, generally (x) the option holder will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares), over the exercise price thereof, and (y) LaSalle Partners will be entitled to deduct an amount equal to such income. Any additional gain recognized by the option holder upon a disposition of such shares prior to the expiration of the holding period described above will be taxed as a short-term or long-term capital gain, as the case may be, and will not result in any deduction by LaSalle Partners.

  If an ISO is exercised at a time when it no longer qualifies as an ISO, such option will be treated as a NQSO. Subject to certain exceptions, an ISO generally will not be eligible for the federal income tax treatment described above if it is exercised more than three months following termination of employment.

  NQSOs. In general, a grantee will not be subject to tax at the time a NQSO is granted. Upon exercise of a NQSO where the exercise price is paid in cash, the grantee generally must include in ordinary income at the time of exercise an amount equal to the excess, if any, of the fair market value of the LaSalle Partners common stock at the time of exercise over the exercise price, and will have a tax basis in such shares equal to the cash paid upon exercise plus the amount taxable as ordinary income to the grantee.

  LaSalle Partners generally will be entitled to a deduction in the amount of a grantee's ordinary income at the time such income is recognized by the grantee upon the exercise of a NQSO. Income and payroll taxes are required to be withheld on the amount of ordinary income resulting from the exercise of a NQSO.

SARs and Limited SARs

  A grant of SARs or Limited SARs has no federal income tax consequences at the time of such grant. Upon the exercise of SARs or Limited SARs (other than a free standing right that is a Limited SAR), the amount of any cash and the fair market value as of the date of exercise of any shares of the LaSalle Partners common stock received is taxable to the grantee as ordinary income. With respect to a free standing right that is a Limited SAR, however, a grantee should be required to include as taxable income on the date of a change in control an amount equal to the amount of cash that could be received upon the exercise of the Limited SAR, even if the Limited SAR is not exercised until a date subsequent to the change in control date. LaSalle Partners will generally be entitled to a deduction at the same time and in an amount equal to the amount included in the grantee's income.

Restricted Stock/Restricted Stock Units

  A grantee will not recognize income, and LaSalle Partners will not be entitled to a deduction, upon the grant of Restricted Stock. Unless the next sentence applies, a grantee generally must include in ordinary income the fair market value of Restricted Stock at the time such Restricted Stock is no longer subject to a substantial risk of forfeiture ("Forfeiture Period") within the meaning of Section 83 of the Code including, in the case of an insider, potential liability under Section 16(b) of the Exchange Act), and such grantee's tax basis in such shares will be equal to their fair market value.

  LaSalle Partners generally will be entitled to a deduction in the amount of an employee's ordinary income at the time such income is recognized as described above. Income and payroll taxes are required to be withheld on the amount of ordinary income resulting from the Restricted Stock.

Dividend Equivalents

  A grantee will not be taxed upon the grant of a Dividend Equivalent, but will instead recognize ordinary income in an amount equal to the value of the Dividend Equivalent at the time the Dividend Equivalent becomes payable to the grantee. LaSalle Partners will be entitled to a deduction at such time and in such amount as the grantee recognizes ordinary income with respect to the Dividend Equivalent.

Performance Awards

  A grantee will not recognize income, and LaSalle Partners will not be entitled to a deduction, upon the grant of a Performance Award. Unless the next sentence applies, a grantee generally must include in ordinary income the fair market value of the cash, shares of LaSalle Partners common stock, other award or other property received by him upon realization to the Performance Award, and such grantee's tax basis in any such shares, award or other property will be equal to such fair market value.

  LaSalle Partners generally will be entitled to a deduction in the amount of the grantee's ordinary income at the time income is recognized as described above. Income and payroll taxes are required to be withheld on the amount of the ordinary income resulting from the Performance Award.

  Approval of the Stock Plan Amendment requires the affirmative vote of the holders of a majority of the votes cast on such proposal, provided that the shares of LaSalle Partners common stock present at the meeting constitutes over 50% of all shares of LaSalle Partners common stock outstanding on the Record Date.

  The LaSalle Partners board of directors recommends that LaSalle Partners stockholders vote FOR approval of the Stock Plan Amendment increasing the number of shares of LaSalle Partners common stock that may be issued thereunder to 4,160,000 from 2,215,000.

                        WHERE TO FIND MORE INFORMATION

  LaSalle Partners is subject to the informational requirements of the Exchange Act and, in accordance therewith, files periodic reports and other information with the SEC. Such reports and other information may be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the regional offices of the SEC located at 7 World Trade Center, New York, New York 10007 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of all or any part of such materials also may be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The SEC also maintains a Website that contains reports, proxy and information statements and other materials that are filed through the SEC's Electronic Data Gathering, Analysis and Retrieval (EDGAR) system. This Web site can be accessed at http://www.sec.gov. In addition, reports, proxy statements and other information concerning LaSalle Partners may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

    If you have more questions about the Transactions, you should contact:

                         LaSalle Partners Incorporated
                            200 East Randolph Drive
                            Chicago, Illinois 60601
                        Attention: Corporate Secretary
                                (312) 782-5800

    If you would like additional copies of the Proxy Statement, you should contact:

                              Morrow & Co., Inc.
                                (212) 754-8000
                         445 Park Avenue, Fifth Floor
                           New York, New York 10022

                       GLOSSARY OF CERTAIN DEFINED TERMS

  The following defined terms are used in this Proxy Statement:

  "1997 Plan" means LaSalle Partners' 1997 Stock Award and Incentive Plan.

  "Acquisition" means the exchange of cash and LaSalle Partners common stock for the direct or indirect equity interests in the JLW Companies.

  "Adjustment Shares" means an aggregate of 1,241,683 Consideration Shares and ESOT Shares to be placed in escrow and returned to LaSalle Partners or issued to JLW Shareholders following the determination of whether the JLW Companies had the required net worth at Closing.

  "Agreed Generally Accepted Accounting Principles" means certain accounting principles agreed upon pursuant to the Purchase Agreements.

  "Amended Bylaws" means the proposed form of amended and restated bylaws of Jones Lang LaSalle, attached as Annex H to this Proxy Statement.

  "Australasia" means Australia and New Zealand.

  "Bad Leaver" means, pursuant to the SCCA, someone who has breached his or her contract of employment with Jones Lang LaSalle or joined a competitor of Jones Lang LaSalle or whose departure is not in the best interests of Jones Lang LaSalle, in each case as determined by the Shareholders' Representatives pursuant to the SCCA.

  "Benbridge (AUS)" means Benbridge Australia Pty Limited, a company organized under the laws of New South Wales, which, together with Benbridge (NZ), holds the shares of JLW Australasia Transact in trust for the Transact
Beneficiaries.

  "Benbridge (NZ)" means Benbridge NZ Limited, a company organized under the laws of New Zealand, which, together with Benbridge (AUS), holds the shares of JLW Australasia Transact in trust for the Transact Beneficiaries.

  "Benbridge Singapore" means Benbridge Singapore Pte Limited, a company organized under the laws of Singapore, which holds the shares of JLW Asia Transact in trust for the Transact Beneficiaries.

  "Charter Amendment" means an amendment to the LaSalle Partners Articles of Amendment and Restatement to change the name of LaSalle Partners to "Jones Lang LaSalle Incorporated" at the time of the Closing.

  "Closing" means the consummation of the Acquisition.

  "Closing Date" means the date of the Closing.

  "Code" means the Internal Revenue Code of 1986, as amended.

  "Compass Acquisition" means the acquisition of the Compass Businesses in October 1998.

  "Compass Businesses" means the worldwide commercial property management and leasing, facilities management and project management operations and United States retail property management operations of Lend Lease conducted through Compass Management and Leasing, Inc. and certain affiliates, acquired by LaSalle Partners in October 1998.

  "Consideration Shares" means 12,481,792 shares of LaSalle Partners common stock to be issued to or for the account of direct and indirect beneficial owners of the JLW Companies in exchange for their interests in the JLW Companies pursuant to the Purchase Agreements.

  "Continental European Currencies" means the German Mark, Dutch Guilder, French Franc and Belgian Franc.

  "Continuing Affiliates" means certain subsidiaries that are being retained by the JLW Asia Sellers or the JLW Australasia Sellers.

  "Convertible Notes" means convertible notes to be issued to the JLW Australasia Sellers and the JLW Australasia Shareholders pursuant to the JLW Australasia Purchase Agreement and redeemed for an aggregate of 1,487,460 shares of LaSalle Partners common stock at the Closing. They are the means by which the JLW Shareholders of the JLW Australasia Companies will receive their Consideration Shares.

  "Covenant Period" means the period commencing on the Closing Date and ending on the Termination Date.

  "Current JLW Owners" means JLW Shareholders that have, directly or indirectly, an interest in the JLW Companies prior to the Integration.

  "DEL-LPAML" means DEL-LPAML Limited Partnership, a dissolved limited partnership which was composed of LaSalle Partners' current and former employees, and which, together with DEL-LPL, was an entity through which the employee owners of LaSalle Partners prior to its initial public offering held their equity interests in LaSalle Partners.

  "DEL-LPL" means DEL-LPL Limited Partnership, a dissolved limited partnership which was composed of LaSalle Partners' current and former employees, and which, together with DEL-LPAML, was an entity through which the employee owners of LaSalle Partners prior to its initial public offering held their equity interests in LaSalle Partners.

  "DEL Stockholder Agreement" means an agreement entered into by each LaSalle Partners Employee Stockholder with LaSalle Partners as a condition to Closing pursuant to the Purchase Agreements.

  "Employee Partnerships" means, collectively, DEL-LPL and DEL-LPAML which prior to dissolution effective June 30, 1998 held approximately seven million shares of LaSalle Partners common stock.

  "Escrow Agreement" means the Indemnity and Escrow Agreement, which will become effective upon the Closing Date, entered into by each JLW Shareholder and Related JLW Owner, if applicable, LaSalle Partners and the Indemnity Escrow Agent.

  "Escrow Fund" means the Indemnification Shares together with any distributions, other than cash dividends, with respect to such Indemnification Shares held pursuant to the Escrow Agreement.

  "ESOT" means an irrevocable trust established for the benefit of certain current and former employees of the JLW Companies and certain related parties.

  "ESOT Adjustment Shares" means 108,895 ESOT Shares to be deposited in escrow as Adjustment Shares on behalf of the ESOT.

  "ESOT Beneficiaries" means current and former employees of the JLW
Companies.

  "ESOT Indemnification Shares" means 91,988 ESOT Shares to be deposited in escrow as Indemnification Shares on behalf of the ESOT.

  "ESOT Shares" means 1,772,324 shares of LaSalle Partners common stock to be placed in the ESOT and, subject to certain vesting requirements, allocated during the period following the Closing and ending on December 31, 2000.

  "ESOT Trustee" means the trustee for the ESOT.

  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  "Five Day Average Closing Price" means the average closing price of LaSalle Partners common stock as reported on the composite transactions tape of the NYSE for the five trading days immediately preceding and including the Integration Commencement Date.

  "Forfeiture Shares" means 50% of the first 35,700 Consideration Shares and 20% of any additional Consideration Shares allocated to each JLW Shareholder, to be placed in escrow pursuant to the Purchase Agreements and subject to forfeiture in the event that a JLW Shareholder (or Related JLW Owner) ceases to be employed by Jones Lang LaSalle and is deemed a Bad Leaver by the Shareholders' Representatives pursuant to the SCCA.

  "Forfeiture Shares Escrow Agent" means the escrow agent appointed to hold the Forfeiture Shares pursuant to the SCCA.

  "Galbreath" means The Galbreath Company.

  "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

  "Indemnification Shares" means an aggregate of 750,000 Consideration Shares and ESOT Shares to be placed in escrow to secure the indemnification obligations of the JLW Shareholders.

  "Indemnified Persons" means LaSalle Partners and its subsidiaries (other than the JLW Companies) and their respective directors, officers, employees and agents.

  "Indemnity Escrow Agent" means the escrow agent to be appointed pursuant to the Escrow Agreement.

  "Independent Directors" means members of the Jones Lang LaSalle board of directors who are persons other than past or present employees or executive officers of LaSalle Partners or the JLW Companies and certain affiliates of such persons.

  "Initial Distribution Shares" means the Consideration Shares to be issued directly to the JLW Shareholders at Closing.

  "Integration" means transactions to be undertaken by certain of the JLW Companies to reorganize their ownership structure, principally to facilitate their acquisition by LaSalle Partners and to expand their ownership to include non-owner employees who have made significant contributions to the JLW Businesses.

  "Integration Commencement" means commencement of the Integration.

  "Integration Commencement Date" means the date of the Integration
Commencement.

  "International Board" means the governing body composed of representatives of each of the Regions formed to coordinate the worldwide activities of the JLW Companies.

  "JLW Acquisition Proposal" means any offer or proposal for, or any indication of interest in, a merger, consolidation or other business combination involving any of the JLW Sellers or the JLW Companies, other than the Acquisition.

  "JLW Asia Companies" means the JLW Companies operating in Asia.

  "JLW Asia Group" means the JLW Asia Companies (excluding JLW Pacific and its subsidiaries).

  "JLW Asia Parent Companies" means, collectively, JLW Pacific, JLW Holdings, Transact Thailand, Transact Singapore and Transact HK, the JLW Asia Companies whose shares will be directly acquired by LaSalle Partners.

  "JLW Asia Purchase Agreement" means the Purchase Agreement relating to the JLW Asia Companies, attached as Annex C to this Proxy Statement.

  "JLW Asia Sellers" means, collectively, Procon and Benbridge Singapore.

  "JLW Asia Shareholders" means the direct and indirect beneficial owners of the JLW Asia Parent Companies.

  "JLW Asia Transact" means, collectively, Transact Thailand, Transact Singapore and Transact HK, which comprise the international hotel-related real estate and services businesses of the JLW Companies in Asia.

  "JLW Australasia Companies" means the JLW Companies in Australasia (excluding JLW Australasia Transact).

  "JLW Australasia Group" means the JLW Companies in Australasia.

  "JLW Australasia Parent Companies" means, collectively, JLW Australia, JLW
(NZ) Holdings, Transact (NZ), Transact (NSW), Transact (Vic) and Transact
(Qld), the JLW Australasia Companies whose shares will be directly acquired by LaSalle Partners.

  "JLW Australasia Purchase Agreement" means the Purchase Agreement relating to the JLW Australasia Companies, attached as Annex D to this Proxy Statement.

  "JLW Australasia Sellers" means, collectively, JLW Australia Parent, Benbridge (AUS), JLW (NZ) Holdings Parent and Benbridge (NZ).

  "JLW Australasia Shareholders" means the direct and indirect beneficial owners of the JLW Australasia Parent Companies.

  "JLW Australasia Transact" means, collectively, Transact NZ, Transact (N.S.W.), Transact (Vic) and Transact (Qld), which comprise the international hotel-related real estate and services businesses of the JLW Companies in Australasia.

  "JLW Australia" means JLW Australia Pty Limited, a company organized under the laws of the Australian Capital Territory, which is one of the JLW Australasia Parent Companies.

  "JLW Australia Parent" means JLW Holdings Pty Limited, a company organized under the laws of the Australian Capital Territory, which owns the shares of JLW Australia.

  "JLW Businesses" means the real estate advising, transactional, asset management and other real estate businesses operated by the JLW Companies in Europe, Asia, Australia, North America and New Zealand under the name "Jones Lang Wootton" or "JLW."

  "JLW Companies" means a series of partnerships and corporations which operate the JLW Businesses.

  "JLW Continuation" means JLW Continuation Ltd., an English corporation which is a partner in JLW England.

  "JLW Directors" means seven directors of Jones Lang LaSalle designated by the JLW Companies as of the Closing.

  "JLW Employee Directors" means four executive officers of the JLW Companies to be included among the JLW Directors.

  "JLW Employees" means the partners, officers and employees of the JLW Companies immediately prior to the Closing.

  "JLW England" means the English partnership that owns the JLW Companies operating in England.

  "JLW England Companies" means, collectively, NewCo 1, JLW Supply, JLW USA, JLW Continuation and their subsidiaries.

  "JLW England Shareholders" means the shareholders of the JLW England
Companies.

  "JLW Europe Group" means the JLW Companies in Europe (including the JLW Companies in North America but excluding the JLW Companies in Scotland and the Republic of Ireland).

  "JLW Europe/USA Parent Companies" means, collectively, NewCo 1, NewCo 2, NewCo 3, JLW USA, JLW Supply and JLW Continuation, the JLW Companies that are a part of the JLW Europe Group and whose shares will be directly acquired by LaSalle Partners.

  "JLW Holdings" means JLW Asia Holdings Limited, a company organized under the laws of the Cook Islands, which is one of the JLW Asia Parent Companies.

  "JLW Independent Directors" means three Independent Directors to be included among the JLW Directors.

  "JLW Ireland" means the Irish partnership that owns the JLW Companies operating in the Republic of Ireland.

  "JLW Ireland Group" means the JLW Companies in the Republic of Ireland.

  "JLW Ireland Shareholders" means the shareholders of NewCo 3.

  "JLW Malaysia" means the separately owned company which operates under the "Jones Lang Wootton" name in Malaysia.

  "JLW Material Adverse Effect" means (i) an individual or cumulative material adverse change in, or effect on, the business, properties, assets, liabilities, financial condition or results of operations of the JLW Companies, taken as a whole, (ii) an individual or cumulative event or development that is reasonably expected to have a material adverse change in or effect on the business, properties, assets, liabilities, financial condition or results of operations of the JLW Companies, taken as a whole or
(iii) any adverse change which would prevent any JLW Shareholder, JLW Partnership or JLW Parent Company from consummating the Transactions.

  "JLW Nominating Committee" means a committee of the Jones Lang LaSalle board of directors made up of employees of the JLW Companies prior to the closing of the Transactions and their designees, provided that at least two members of such committee shall be Independent Directors.

  "JLW (NZ) Holdings" means Jones Lang Wootton Holdings Limited, a company organized under the laws of New Zealand, which is one of the JLW Australasia Parent Companies.

  "JLW (NZ) Holdings Parent" means JLW (New Zealand) Holdings Pty Limited, a company organized under the laws of New Zealand, which is owned by senior executives of the JLW Companies in New Zealand and which owns the shares of JLW (NZ) Holdings.

  "JLW Pacific" means JLW Pacific Limited, a company organized under the laws of the Cook Islands, which is one of the JLW Asia Parent Companies.

  "JLW Parent Companies" means the JLW Companies whose equity interests are being directly acquired by LaSalle Partners.

  "JLW Partnerships" means, collectively, JLW England, JLW Scotland and JLW Ireland.

  "JLW Scotland" means the Scottish partnership that owns the JLW Companies operating in Scotland.

  "JLW Scotland Group" means the JLW Companies in Scotland.

  "JLW Scotland Shareholders" means the shareholders of NewCo 2.

  "JLW Sellers" means, collectively, the JLW Partnerships, the JLW Asia Sellers and the JLW Australasia Sellers.

  "JLW Shareholders" means the direct and indirect beneficial owners of the JLW Companies who will receive Consideration Shares pursuant to the Purchase Agreements.

  "JLW Supply" means JLW Supply Company, a company organized under the laws of England, which is the holding company for the continental European operations of the JLW Companies and which is one of the JLW Parent Companies.

  "JLW Transact" means, collectively, JLW Australasia Transact and JLW Asia Transact, the international hotel-related real estate and services businesses of the JLW Companies.

  "JLW USA" means Jones Lang Wootton USA Inc., a Delaware corporation which is the holding company for the United States operations of the JLW Companies and which is one of the JLW Parent Companies.

  "Joinder Agreements" means the agreements pursuant to which the JLW Shareholders are deemed to become parties to the Purchase Agreements.

  "Jones Lang LaSalle" means the combined entity comprising LaSalle Partners and the JLW Companies following the Closing.

  "Jones Lang LaSalle Employee Stockholders" means, collectively, each JLW Shareholder and Related JLW Owner and each LaSalle Partners Employee Stockholder.

  "LaSalle Partners 10-K" means the LaSalle Partners Annual Report on Form 10-K for the year ended December 31, 1997.

  "LaSalle Partners Acquisition Proposal" means any offer or proposal for, or any indication of interest in, a merger, consolidation or other business combination involving LaSalle Partners, other than the Acquisition.

  "LaSalle Partners Charter" means LaSalle Partners' Articles of Amendment and Restatement.

  "LaSalle Partners Directors" means the seven directors of Jones Lang LaSalle designated by LaSalle Partners as of the Closing.

  "LaSalle Partners Employee Directors" means four executive officers of LaSalle Partners to be included among the LaSalle Partners Directors.

  "LaSalle Partners Employee Stockholder" means a current director, officer or employee of LaSalle Partners or any subsidiary of LaSalle Partners who is a former partner of DEL-LPL and DEL-LPAML.

  "LaSalle Partners Employees" means officers or employees of LaSalle Partners immediately prior to the Closing.

  "LaSalle Partners First Quarter 10-Q" means the LaSalle Partners Quarterly Report on Form 10-Q for the quarter ended March 31, 1998.

  "LaSalle Partners Independent Directors" means three Independent Directors to be included among the LaSalle Partners Directors.

  "LaSalle Partners Nominating Committee" means a committee of the Jones Lang LaSalle board of directors made up of employees of LaSalle Partners prior to the Closing and their designees, provided that at least two members of such committee shall be Independent Directors.

  "LaSalle Partners October 1 Current Report" means the LaSalle Partners Current Report on Form 8-K, dated October 1, 1998.

  "LaSalle Partners Second Quarter 10-Q" means the LaSalle Partners Quarterly Report on Form 10-Q for the quarter ended June 30, 1998.

  "LaSalle Partners Third Quarter 10-Q" means the LaSalle Partners Quarterly Report on Form 10-Q for the quarter ended September 30, 1998.

  "Lend Lease" means Lend Lease Corporation Limited, the company from which LaSalle Partners purchased the Compass Businesses.

  "LPMS" means LaSalle Partners Management Services, Inc., a LaSalle Partners operating subsidiary which conducts its property management and leasing, facilities management and development management businesses.

  "Management Shareholders" means certain JLW Shareholders who are also members of management.

  "MGCL" means the Maryland General Corporation Law.

  "New JLW Owners" means JLW Shareholders that receive, directly or indirectly, an interest in the JLW Companies as part of the Integration or in anticipation of the Acquisition.

  "NewCo 1" means Jones Lang Wooton, a company organized under the laws of England, which is one of the JLW Europe/USA Parent Companies.

  "NewCo 2" means JLW (Scotland) Corporate, a company organized under the laws of Scotland, which is one of the JLW Europe/USA Parent Companies.

  "NewCo 3" means Slaneyglen Company, a company organized under the laws of Eire, which is one of the JLW Europe/USA Parent Companies.

  "NewCo 4" means Salta Limited, a company organized under the laws of England, which is to be used as a means of subscribing for shares in NewCo 1 as part of the Integration.

  "No Sale Period" means the period commencing on the Closing Date and ending one year from the Closing Date.

  "Nominating Committees" means, collectively, the LaSalle Partners Nominating Committee and the JLW Nominating Committee.

  "NYSE" means the New York Stock Exchange, Inc.

  "Predecessor Partnerships" means the partnerships which, prior to their incorporation as LaSalle Partners Incorporated, conducted the business of LaSalle Partners.

  "Procon" means Procon International Limited, a company organized under the laws of the Cook Islands, which serves as the trustee of the Procon Trust.

  "Procon Trust" means the trust in which the shares of JLW Pacific and JLW Holdings (the two holding companies of the JLW Asia Companies) are held for the benefit of certain senior executives of the JLW Asia Companies.

  "Proposed Actions" means, collectively, the Share Issuance, the Charter Amendment and the Stock Plan Amendment.

  "Proxy Solicitor" means Morrow & Co., Inc.

  "Purchase Agreements" means three separate purchase agreements, dated as of October 21, 1998, as amended, entered into by, among others, LaSalle Partners and certain of its subsidiaries and the JLW Shareholders.

  "Record Date" means the close of business on January 25, 1999, the date on which the shareholders entitled to receive notice of and to vote at the special meeting will be determined.

  "Region" means any one of the four distinct geographical regions (Australasia, Europe, Asia and North America) in which the JLW Companies operate their businesses.

  "Related JLW Owner" means, in the cases where a JLW Shareholder is not a natural person, the employee of the JLW Companies who owns or holds an interest in such JLW Shareholder.

  "Related Parties" means the JLW Shareholders, any spouse or descendant of a JLW Shareholder, any controlled affiliate of any of the foregoing parties and any other entity in which any of the foregoing parties has a material interest.

  "SCCA" means the Sellers' Contribution and Coordination Agreement executed by the JLW Shareholders, which, among other things, contains the provisions governing the forfeiture of the Forfeiture Shares if a JLW Shareholder or, if applicable, its Related JLW Owner, ceases to be employed by Jones Lang LaSalle, as well as the mechanism by which forfeited Forfeiture Shares will be reallocated among the remaining JLW Shareholders.

  "SEC" means the United States Securities and Exchange Commission.

  "Securities Act" means the Securities Act of 1933, as amended.

  "Sellers' Representatives" means the representatives of the JLW Sellers.

  "Share Issuance" means the issuance of up to 14,254,116 shares of LaSalle Partners common stock in connection with the Acquisition.

  "Shareholders' Representatives" means representatives of the JLW Shareholders designated pursuant to the SCCA.

  "Stock Plan Amendment" means an amendment to the LaSalle Partners 1997 Stock Award and Incentive Plan to increase the number of shares issuable thereunder to 4,160,000 from 2,215,000.

  "Stockholder Agreements" means the Stockholder Agreements which will become effective upon the Closing and have been entered into by each JLW Shareholder and, if applicable, Related JLW Owner, and LaSalle Partners.

  "Technical Services Agreement" means an agreement with PT Procon Indah pursuant to which the JLW Asia Companies earn revenue in Indonesia.

  "Termination Date" means the date that is the earliest to occur of (i) the first business day immediately following the fifth annual meeting of stockholders of Jones Lang LaSalle following the Closing and (ii) June 1, 2003.

  "Transact Beneficiaries" means certain beneficiaries, including the senior executives of JLW Transact, for whom the shares of JLW Transact are held in trust.

  "Transact HK" means JLW Transact Limited, a company organized under the laws of Hong Kong, which is one of the JLW Asia Parent Companies.

  "Transact (N.S.W.)" means Jones Lang Wootton Transact Pty Ltd., a corporation organized under the laws of New Zealand, which is one of the JLW Australasia Parent Companies.

  "Transact NZ" means JLW Transact Limited, a corporation organized under the laws of New Zealand, which is one of the JLW Australasia Parent Companies.

  "Transact (Qld)" means Jones Lang Wootton Transact (Qld) Pty Limited, a corporation organized under the laws of Queensland, which is one of the JLW Australasia Parent Companies.

  "Transact Singapore" means JLW Transact Pte Limited, a company organized under the laws of Singapore, which is one of the JLW Asia Parent Companies.

  "Transact Thailand" means JLW Transact (Thailand) Co. Limited, a company organized under the laws of Thailand, which is one of the JLW Asia Parent Companies.

  "Transact (Vic)" means Jones Lang Wootton Transact (Vic) Pty Ltd, a company organized under the laws of Victoria, which is one of the JLW Australasia Parent Companies.

  "Transactions" means the Integration and the Acquisition.

  "Transfer Agent" means the transfer agent and registrar for LaSalle Partners common stock.

  "Transition Period" means the period commencing upon the Closing and lasting until the earlier of (a) the first business day after the fifth annual meeting of the stockholders of Jones Lang LaSalle following such closing and (b) June 1, 2003.

  "US GAAP" means United States Generally Accepted Accounting Principles.

  "Voting Securities" means (i) Jones Lang LaSalle common stock, (ii) other securities of Jones Lang LaSalle entitled to vote generally for the election of directors of Jones Lang LaSalle or (iii) securities of Jones Lang LaSalle convertible into or exchangeable for or exercisable for any of the foregoing.

                         INDEX TO FINANCIAL STATEMENTS

JONES LANG WOOTTON (The English Partnership and subsidiaries):
  Independent Auditors' Report............................................  F-4
  Consolidated Profit and Loss Accounts for the Nine Months Ended 30
   September 1998 and 1997 and Years Ended 31 December 1997, 1996 and
   1995...................................................................  F-5
  Consolidated Statements of Movements on Partners' Funds for the Nine
   Months Ended 30 September 1998 and Years Ended 31 December 1997, 1996
   and 1995...............................................................  F-6
  Consolidated Balance Sheets as of 30 September 1998 and 31 December
   1997, 1996.............................................................  F-7
  Consolidated Statements of Cash Flows for the Nine Months Ended 30
   September 1998 and 1997 and Years Ended 31 December 1997, 1996 and
   1995...................................................................  F-8
  Consolidated Statements of Total Recognised Gains and Losses for the
   Nine Months Ended 30 September 1998 and 1997 and Years Ended 31
   December 1997, 1996 and 1995...........................................  F-9
  Reconciliations of Movements in Partners' Funds for the Nine Months
   Ended 30 September 1998 and 1997 and Years Ended 31 December 1997, 1996
   and 1995...............................................................  F-9
  Notes to the Accounts................................................... F-10
JONES LANG WOOTTON--SCOTLAND:
  Independent Auditors' Report............................................ F-33
  Consolidated Profit and Loss Accounts for the Nine Months Ended 30
   September 1998 and 1997 and Years Ended 31 December 1997, 1996 and
   1995................................................................... F-34
  Statement of Total Recognised Gains and Losses for the Nine Months Ended
   30 September 1998 and 1997 and Years Ended 31 December 1997, 1996 and
   1995................................................................... F-34
  Consolidated Balance Sheets at 30 September 1998 and 31 December 1997
   and 1996............................................................... F-35
  Consolidated Statement of Cash Flows for the Nine Months Ended 30
   September 1998 and 1997 and Years Ended 31 December 1997, 1996 and
   1995................................................................... F-36
  Statement of Movements on Funds for the Nine Months Ended 30 September
   1998 and Years Ended 31 December 1997, 1996 and 1995................... F-37
  Notes to the Accounts................................................... F-38
JONES LANG WOOTTON--IRISH PRACTICE:
  Independent Auditors' Report............................................ F-48
  Combined Profit and Loss Accounts for the Nine Months to 30 September
   1998 and 1997 and Years Ended 31 December 1997, 1996 and 1995.......... F-49
  Combined Balance Sheets as at 30 September 1998 and as at 31 December
   1997, 1996............................................................. F-50
  Combined Statements of Total Recognised Gains and Losses for the Nine
   Months to 30 September 1998 and 1997 and Years Ended 31 December 1997,
   1996 and 1995.......................................................... F-51
  Combined Statements of Movements in Partners' Funds for the Nine Months
   to 30 September 1998 and 1997 and Years Ended 31 December 1997, 1996
   and 1995............................................................... F-51
  Combined Statements of Cash Flows for the Nine Months to 30 September
   1998 and 1997 and Years Ended 31 December 1997, 1996 and 1995.......... F-52
  Notes to the Combined Financial Statements.............................. F-53
JLW ASIA HOLDINGS LIMITED:
  Independent Auditors' Report............................................ F-68
  Group Profit and Loss Accounts for the Nine Months Ended 30 September
   1998 and 1997 and Years Ended 31 December 1997, 1996 and 1995.......... F-69
  Group Balance Sheets as at 30 September 1998, 31 December 1997 and
   1996................................................................... F-70
  Group Cash Flow Statements for the Nine Months Ended 30 September 1998
   and 1997 and Years Ended 31 December 1997, 1996 and 1995............... F-71
  Group Statements of Total Recognised Gains and Loss for the Nine Months
   Ended 30 September 1998 and 1997 and Years Ended 31 December 1997, 1996
   and 1995............................................................... F-72

  Reconciliation of Shareholders' Funds for the Nine Months Ended 30
   September 1998 and 1997 and Years Ended 31 December 1997, 1996 and
   1995..................................................................  F-72
  Notes to the Group Financial Statements................................  F-73
JLW PROPERTY CONSULTANTS PTE LTD:
  Independent Auditors' Report...........................................  F-94
JLW AUSTRALASIA GROUP:
  Independent Auditors' Report...........................................  F-96
  Combined Profit and Loss Accounts for the Nine Months Ended 30
   September 1998 and 1997 and Years Ended 31 December 1997, 1996 and
   1995..................................................................  F-97
  Statement of Movements on Reserves for the Nine Months Ended 30
   September 1998 and Years Ended 31 December 1997, 1996 and 1995........  F-98
  Combined Balance Sheets as at 30 September 1998, 31 December 1997 and
   1996..................................................................  F-99
  Combined Statements of Cash Flows for the Nine Months Ended 30
   September 1998 and 1997 and Years Ended 31 December 1997, 1996 and
   1995.................................................................. F-100
  Combined Statements of Total Recognised Gains and Losses for the Nine
   Months Ended 30 September 1998 and 1997 and Years Ended 31 December
   1997, 1996 and 1995................................................... F-101
  Reconciliation of Movements in Combined Shareholders' Funds for the
   Nine Months Ended 30 September 1998 and Years Ended 31 December 1997
   and 1996.............................................................. F-101
  Notes to the Accounts.................................................. F-102
COMPASS GROUP:
  Independent Auditors' Report........................................... F-121
  Combined Balance Sheets as of September 30, 1998 and December 31,
   1997.................................................................. F-122
  Combined Statements of Operations for the Nine Months Ended September
   30, 1998 and for the Period June 11, 1997 to September 30, 1997 and
   for the Period June 11, 1997 to December 31, 1997..................... F-123
  Combined Statements of Stockholders' Equity for the Nine Months Ended
   September 30, 1998 and for the Period June 11, 1997 to December 31,
   1997.................................................................. F-124
  Combined Statements of Cash Flows for the Nine Months Ended September
   30, 1998 and for the Period June 11, 1997 to September 30, 1997 and
   for the Period June 11, 1997 to December 31, 1997..................... F-125
  Notes to the Combined Financial Statements............................. F-126

                               JONES LANG WOOTTON
                   (The English Partnership and subsidiaries)

                              Financial Statements

                  Years ended 31 December 1997, 1996 and 1995

                INDEPENDENT AUDITORS' REPORT TO THE PARTNERS OF
                              JONES LANG WOOTTON

  We have audited the accompanying consolidated balance sheets of Jones Lang Wootton ("the Firm") and its subsidiaries as of 31 December 1997 and 1996, and the related consolidated profit and loss accounts, consolidated statements of cash flows and consolidated statements of movements on partners' funds for each of the years in the three year period ended 31 December 1997. These consolidated financial statements are the responsibility of the Partners. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United Kingdom and the United States of America. Those standards require that we plan and perform audits to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Jones Lang Wootton and its subsidiaries as of 31 December 1997 and 1996, and the results of their operations and their cash flows for each of the years in the three year period ended 31 December 1997 in conformity with accounting principles generally accepted in the United Kingdom.

  Accounting principles generally accepted in the United Kingdom vary in certain significant respects from accounting principles generally accepted in the United States. Application of accounting principles generally accepted in the United States would have affected the results of operations for each of the years in the three year period ended 31 December 1997 and the determination of Partners' funds as of 31 December 1997 and 1996, to the extent summarised in Note 27 to the accounts.

Deloitte & Touche
Chartered Accountants
London, United Kingdom
23 November 1998

                               JONES LANG WOOTTON
                   (The English Partnership and subsidiaries)

                     CONSOLIDATED PROFIT AND LOSS ACCOUNTS

                  Nine months ended 30 September 1998 and 1997
                and years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)

                               Unaudited    Unaudited
                              nine months  nine months
                                 ended        ended
                              30 September 30 September
                         Note     1998         1997       1997      1996      1995
                         ---- ------------ ------------ --------  --------  --------
Fee Income..............   2     221,074      168,224    252,895   214,263   192,516
Administrative
 expenses...............        (183,908)    (142,005)  (217,501) (185,321) (177,375)
Merger-related non-
 recurring charges......          (8,315)         --         --        --        --
                                --------     --------   --------  --------  --------
Operating Profit........   3      28,851       26,219     35,394    28,942    15,141
Gain on sale of
 investment in
 associated company.....           3,850          --       2,348       --        --
                                --------     --------   --------  --------  --------
Profit on ordinary
 activities before
 interest...............          32,701       26,219     37,742    28,942    15,141
Investment income.......   4       2,540        2,482      3,395     2,844     3,560
Interest payable and
 similar charges........   5        (484)        (520)      (649)     (804)   (1,253)
                                --------     --------   --------  --------  --------
Profit on ordinary
 activities before
 taxation...............   2      34,757       28,181     40,488    30,982    17,448
Tax on profit on
 ordinary activities....   6      (4,023)      (1,802)    (3,300)   (3,478)   (2,756)
                                --------     --------   --------  --------  --------
Profit on ordinary
 activities after
 taxation...............          30,734       26,379     37,188    27,504    14,692
Minority interests......          (1,277)        (454)    (1,450)      (59)     (223)
                                --------     --------   --------  --------  --------
Profit for the period...          29,457       25,925     35,738    27,445    14,469
                                ========     ========   ========  ========  ========

  All activities derive from continuing operations.

                              JONES LANG WOOTTON
                  (The English Partnership and subsidiaries)

            CONSOLIDATED STATEMENTS OF MOVEMENTS ON PARTNERS' FUNDS

                      Nine months ended 30 September 1998
                and years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)

                                    Foreign                          Corporate
                                   exchange                          profit and
                          Other   translation Annuitants' Partners' loss account
                         Reserves  reserves    balances   balances    reserves    Total
                         -------- ----------- ----------- --------- ------------ -------
Balance at 1 January
 1995...................  1,333        835         357      15,856     11,310     29,691
Profit/(loss) for the
 year...................    --         --          628      15,343     (1,502)    14,469
Transfer to corporate
 reserves in respect of
 work in progress.......    --         --          --       (4,409)     4,409        --
Partner drawings........    --         --         (892)    (15,135)       --     (16,027)
Foreign exchange
 translation
 differences............    (11)       447           2         (52)      (133)       253
                          -----     ------      ------     -------     ------    -------
Balance at 31 December
 1995...................  1,322      1,282          95      11,603     14,084     28,386
Profit for the year.....    --         --          887      23,333      3,225     27,445
Goodwill on disposal of
 a business.............     56        --          --          --         --          56
Partner drawings........    --         --         (462)    (18,042)       --     (18,504)
Foreign exchange
 translation
 differences............    142     (1,741)         50       1,692      1,748      1,891
                          -----     ------      ------     -------     ------    -------
Balance at 31 December
 1996...................  1,520       (459)        570      18,586     19,057     39,274
Profit for the year.....    --         --        1,242      29,318      5,178     35,738
Annuitants buyout,
 transferred from
 partners' balances.....    --         --        8,685      (8,685)       --         --
Goodwill written off to
 reserves (note 23).....   (401)       --          --          --         --        (401)
Partner drawings........    --         --       (1,298)    (22,678)       --     (23,976)
Foreign exchange
 translation
 differences............    (61)      (519)         14        (724)      (712)    (2,002)
                          -----     ------      ------     -------     ------    -------
Balance at 31 December
 1997...................  1,058       (978)      9,213      15,817     23,523     48,633
Unaudited profit/(loss)
 for the period.........    --         --        1,680      33,034     (5,257)    29,457
Annuitants buyout,
 transferred from
 partners' balances.....    --         --          840        (840)       --         --
Partner drawings........    --         --       (1,065)    (29,783)       --     (30,848)
Foreign exchange
 translation
 differences............     35        280         319         547        711      1,892
                          -----     ------      ------     -------     ------    -------
Unaudited balance at 30
 September 1998.........  1,093       (698)     10,987      18,775     18,977     49,134
                          -----     ------      ------     -------     ------    -------

  Other reserves are not distributable and represent the net amount of capital reserves and goodwill arising on consolidation to date together with legal reserves in certain subsidiaries.

  Corporate profit and loss account reserves represent the amounts retained within the corporate entities consolidated in these accounts.

                               JONES LANG WOOTTON
                   (The English Partnership and subsidiaries)

                          CONSOLIDATED BALANCE SHEETS

                30 September 1998 and 31 December 1997 and 1996
               (US$ in thousands, except where stated otherwise)

                                                 Unaudited
                                                30 September
                                           Note     1998      1997     1996
                                           ---- ------------ -------  -------
Fixed Assets
Intangible assets.........................   7      3,079        439      662
Tangible assets...........................   8     21,871     19,301   17,079
Investments...............................   9        350        528      764
                                                  -------    -------  -------
                                                   25,300     20,268   18,505
                                                  -------    -------  -------
Current Assets
Work in progress..........................          2,131      2,468    2,184
Trade debtors due beyond one year.........          7,282        282      116
Debtors...................................  10     84,897     77,073   74,572
Cash at bank and in hand..................         19,885     21,242   14,844
                                                  -------    -------  -------
                                                  114,195    101,065   91,716
Creditors: amounts falling due within one
 year.....................................  11    (80,305)   (68,750) (69,347)
                                                  -------    -------  -------
Net current assets........................         33,890     32,315   22,369
                                                  -------    -------  -------
  Total assets less current liabilities...         59,190     52,583   40,874
Creditors: amounts falling due after more
 than one year............................  12     (5,623)      (240)    (202)
Provisions for liabilities and charges....  14     (2,214)    (2,335)  (1,372)
Minority Interests
Minority interests........................         (2,219)    (1,375)     (26)
                                                  -------    -------  -------
                                                   49,134     48,633   39,274
                                                  =======    =======  =======
Partners' Funds
Other reserves............................          1,093      1,058    1,520
Foreign exchange translation reserve......           (698)      (978)    (459)
Annuitant balances........................         10,987      9,213      570
Partner balances..........................         18,775     15,817   18,586
Corporate reserves........................         18,977     23,523   19,057
                                                  -------    -------  -------
                                                   49,134     48,633   39,274
                                                  =======    =======  =======

                               JONES LANG WOOTTON
                   (The English Partnership and subsidiaries)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                  Nine months ended 30 September 1998 and 1997
                and years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)

                                  Unaudited    Unaudited
                                 nine months  nine months
                                    ended        ended
                                 30 September 30 September
                           Note      1998         1997      1997     1996     1995
                          ------ ------------ ------------ -------  -------  -------
Net cash inflow from
 operating activities...      15    25,800       33,443     48,948   31,328   26,625
                                   -------      -------    -------  -------  -------
Returns on investments
 and servicing of
 finance
Interest received.......             1,745        1,051      1,532    1,290    1,378
Interest paid...........              (484)        (520)      (647)    (704)  (1,152)
Interest element of
 finance lease rental
 payments...............               --           --          (2)    (100)    (101)
Amounts distributed from
 investments............             1,433        1,413      1,413    1,126    1,430
Dividends paid to
 minority interests.....               --           --         --      (215)    (229)
                                   -------      -------    -------  -------  -------
Net cash inflow from
 returns on investments
 and servicing of
 finance................             2,694        1,944      2,296    1,397    1,326
                                   -------      -------    -------  -------  -------
Taxation
UK corporation tax
 paid...................              (959)        (182)      (193)    (206)    (590)
Overseas tax paid.......            (2,175)      (3,805)    (4,017)  (1,555)  (2,403)
                                   -------      -------    -------  -------  -------
Tax paid................            (3,134)      (3,987)    (4,210)  (1,761)  (2,993)
                                   -------      -------    -------  -------  -------
Capital expenditure and
 financial investment
Payments to acquire
 intangible fixed
 assets.................            (1,409)         --         --      (733)     --
Payments to acquire
 tangible fixed assets..            (8,334)      (7,682)   (11,474)  (8,333) (10,286)
Receipts from sales of
 tangible fixed assets..               689          657        767      790    1,427
Payments to acquire
 fixed asset
 investments............               --           (18)       (18)     --       --
Receipts from sales of
 fixed asset
 investments............             4,107          --       2,492    2,154      --
                                   -------      -------    -------  -------  -------
Net cash outflow from
 capital expenditure and
 financial investment...            (4,947)      (7,043)    (8,233)  (6,122)  (8,859)
                                   -------      -------    -------  -------  -------
Acquisitions
Payments to acquire
 investments in
 subsidiaries...........      18       --           --        (401)     --       --
                                   -------      -------    -------  -------  -------
Net cash outflow from
 acquisitions...........               --           --        (401)     --       --
                                   -------      -------    -------  -------  -------
Distributions to
 partners
Partners' drawings......           (30,848)     (15,744)   (23,976) (18,504) (16,027)
                                   -------      -------    -------  -------  -------
Net cash outflow from
 distributions to
 partners...............           (30,848)     (15,744)   (23,976) (18,504) (16,027)
                                   -------      -------    -------  -------  -------
Net cash
 (outflow)/inflow before
 financing..............           (10,435)       8,613     14,424    6,338       72
                                   -------      -------    -------  -------  -------
Financing
Capital element of
 finance lease rental
 payments...............                (5)        (285)      (280)    (433)    (484)
Repayment of bank loan..               --           --         --       --    (1,299)
                                   -------      -------    -------  -------  -------
Net cash outflow from
 financing..............                (5)        (285)      (280)    (433)  (1,783)
                                   -------      -------    -------  -------  -------
(Decrease)/increase in
 cash...................  16, 17   (10,440)       8,328     14,144    5,905   (1,711)
                                   =======      =======    =======  =======  =======

                               JONES LANG WOOTTON
                   (The English Partnership and subsidiaries)

          CONSOLIDATED STATEMENTS OF TOTAL RECOGNISED GAINS AND LOSSES

                  Nine months ended 30 September 1998 and 1997
                and years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)

                                 Unaudited    Unaudited
                                nine months  nine months
                                   ended        ended
                                30 September 30 September
                                    1998         1997      1997    1996   1995
                                ------------ ------------ ------  ------ ------
Profit for the period.........     29,457       25,925    35,738  27,445 14,469
Currency translation
 differences on foreign
 currency net investments.....      1,892       (2,862)   (2,002)  1,891    253
                                   ------       ------    ------  ------ ------
Total recognised gains and
 losses relating to the year..     31,349       23,063    33,736  29,336 14,722
                                   ======       ======    ======  ====== ======

                RECONCILIATIONS OF MOVEMENTS IN PARTNERS' FUNDS

                  Nine months ended 30 September 1998 and 1997
                and years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)

                            Unaudited    Unaudited
                           nine months  nine months
                              ended        ended
                           30 September 30 September
                               1998         1997      1997     1996     1995
                           ------------ ------------ -------  -------  -------
Profit for the period....     29,457       25,925     35,738   27,445   14,469
Distributions to
 Partners................    (30,848)     (15,744)   (23,976) (18,504) (16,027)
                             -------      -------    -------  -------  -------
                              (1,391)      10,181     11,762    8,941   (1,558)
Other recognised gains
 and losses relating to
 the period..............      1,892       (2,862)    (2,002)   1,891      253
Goodwill written back on
 disposal of a business..        --           --         --        56      --
Goodwill written off (see
 note 23)................        --           --        (401)     --       --
                             -------      -------    -------  -------  -------
Net addition to partners'
 funds...................        501        7,319      9,359   10,888   (1,305)
Opening partners' funds..     48,633       39,274     39,274   28,386   29,691
                             -------      -------    -------  -------  -------
Closing partners' funds..     49,134       46,593     48,633   39,274   28,386
                             =======      =======    =======  =======  =======

                              JONES LANG WOOTTON
                  (The English Partnership and subsidiaries)

                             NOTES TO THE ACCOUNTS

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)

1. ACCOUNTING POLICIES

 Description of business

  Jones Lang Wootton, through its operational subsidiaries, provides a full range of advisory, transactional and asset management services to a wide variety of local and international clients in almost every industry and service sector for all types of real estate. The main geographical markets are the UK, Europe and North America.

 Accounting convention

  The financial statements are prepared under the historical cost convention and in accordance with accounting principles generally accepted in the United Kingdom.

 Basis of consolidation

  The financial statements incorporate the results of the Jones Lang Wootton partnership and its subsidiary undertakings for the years ended 31 December 1997, 31 December 1996 and 31 December 1995.

  The financial statements consolidate all the interests of the Partners of the English Partnership of Jones Lang Wootton, although not all partners have an equal interest therein.

 Interim information

  The consolidated financial statements as at 30 September 1998 and for the nine month periods ended 30 September 1998 and 1997 are unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the consolidated financial statements for these interim periods have been included. The results for the periods ended 30 September 1998 and 1997 are not necessarily indicative of the results to be obtained for the full fiscal year.

 Acquisitions and disposals

  On the acquisition of a business, including an interest in an associated undertaking, fair values are attributed to the Firm's share of net tangible assets. Where the cost of acquisition exceeds the values attributable to such net assets, the difference is treated as purchased goodwill. Purchased goodwill arising on acquisitions prior to 1 January 1998 is written off directly to reserves in the year of acquisition. Amounts arising on acquisitions after that date are capitalised and amortised over a period of ten years, the expected useful life.

  The profit or loss on the disposal of a previously acquired business includes the attributable amount of any purchased goodwill relating to that business.

 Fee income

  Revenue is recognised upon substantial completion of the underlying contract, excluding VAT. All trading arises from the provision by the Firm of advice on all aspects of commercial real estate and other services, including surveying, property management and related services.

                              JONES LANG WOOTTON
                  (The English Partnership and subsidiaries)

                             NOTES TO THE ACCOUNTS

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


 Intangible fixed assets

  Intangible fixed assets are stated at cost less accumulated amortisation and are amortised over the expected useful life of the assets held. The expected useful life of the assets currently held is four years.

 Depreciation

  Depreciation is provided annually on the various categories of fixed assets using the following expected useful lives:

Motor vehicles    --on written down value     2-5 years
Office machinery
 and fixtures     --on cost greater than $825 3-10 years
Office machinery
 and fixtures     --on cost less than $825    1 year
Computer
 equipment        --on cost                   3-4 years
Short leasehold
 improvements     --on cost                   3-10 years

  Leasehold property is amortised equally over the length of the lease.

  No depreciation is provided on fine art.

 Taxation

  Taxation is provided on the taxable profits of the corporate entities within the Firm. No current or deferred taxation is provided on the profits attributable to the partners as the liability for taxation falls on the individual partners.

 Deferred taxation

  Deferred taxation is provided at the anticipated tax rates on timing differences arising from the inclusion of items of income and expenditure in tax computations in periods different from those in which they are included in financial statements to the extent that it is probable that a liability or asset will crystallise in the future.

 Investments

  Except as stated below, investments held as fixed assets are stated at cost less provision for any permanent diminution in value.

  In the consolidated accounts, shares in associated undertakings are accounted for using the equity method of accounting. The consolidated profit and loss account includes the Firm's share of pre-tax profits and losses and attributable taxation of the associated undertakings. In the consolidated balance sheet, the investment in associated undertakings is shown as the Firm's share of the separable net assets, of the associated undertakings.

  Investment income includes the share of profits of Jones Lang Wootton Scotland and Jones Lang Wootton Ireland attributable to certain partners in Jones Lang Wootton who participate in the profit of those firms for the benefit of all partners in Jones Lang Wootton.

                              JONES LANG WOOTTON
                  (The English Partnership and subsidiaries)

                             NOTES TO THE ACCOUNTS

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


 Work in progress

  Work in progress represents work done by the Firm but not yet substantially complete and not yet billed. Work in progress is included in the accounts at the lower of cost including attributable overheads, and net realisable value.

 Leases

  Assets held under finance leases are capitalised at their fair value on the inception of the leases and depreciated over their estimated useful lives. The finance charges are allocated over the period of the lease in proportion to the capital element outstanding.

  Operating lease rentals are charged to profit and loss in equal amounts over the lease term.

 Pension costs

  The Firm operates a variety of schemes including defined benefit and defined contribution schemes:

  (i) UK Schemes

   Defined Benefit Scheme--J.L.W. Supply Company

    The expected cost of providing pensions, as calculated periodically by professionally qualified actuaries, is charged to the profit and loss account so as to spread the cost over the service lives of the employees in the scheme, in such a way that the pension cost is a substantially level percentage of current and expected future pensionable payroll.

   Defined Contribution Scheme--Property Management Resources Limited

    Retirement benefits to employees are provided by a defined contribution scheme. Contributions payable to the scheme in respect of each accounting period are charged to the profit and loss account.

  (ii) Overseas Schemes

    The pension charges relating to overseas schemes are determined in accordance with local best practice and regulations in the countries concerned.

 Foreign exchange

  Transactions of companies within the Firm denominated in foreign currencies are translated at the rates ruling at the dates of the transactions. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the rates ruling at that date. These translation differences are dealt with in the profit and loss account.

  The balance sheets of foreign subsidiaries are translated at the closing rates of exchange and the profit and loss accounts and cash flow statements at average rates. The differences arising from the translation of the opening net investment in subsidiaries at the closing rates and the profit and loss accounts at average rates are taken direct to reserves. Where foreign currency borrowings have been used to finance Firm investments, the exchange gains or losses arising on the translation of the foreign borrowings are offset as a reserve movement against the exchange differences arising on the retranslation of the net investments.

                              JONES LANG WOOTTON
                  (The English Partnership and subsidiaries)

                             NOTES TO THE ACCOUNTS

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


  The functional currency of Jones Lang Wootton and its subsidiaries is generally the local currency, accordingly its transactions are measured in the local currency and the results of its subsidiaries are translated upon consolidation into sterling according to the above accounting policy. The reporting currency for the purposes of these financial statements is the United States dollar and the sterling consolidated financial statements have been translated using the closing rate of exchange for the balance sheet and the weighted average rate of exchange for the profit and loss account. The opening capital and reserves have been translated using the rate at 1 January 1995. All differences arising as a result of this translation have been taken directly to the foreign exchange translation reserve.

2. ANALYSES OF TURNOVER, PROFIT BEFORE TAX AND NET ASSETS

 Turnover

                              Unaudited    Unaudited
                             nine months  nine months
                                ended        ended
                             30 September 30 September
                                 1998         1997      1997    1996    1995
                             ------------ ------------ ------- ------- -------
   United Kingdom...........    99,581       78,530    109,635  83,256  75,275
   Continental Europe:
   France...................    17,693       13,159     21,769  21,475  22,220
   Germany..................    22,570       19,255     31,888  36,097  31,997
   Holland..................    14,694       12,371     17,349  17,135  15,250
   Belgium..................    10,783        8,520     13,805  13,393  13,847
   Other Continental
    European countries......    11,887        6,243     10,708   6,861   4,609
                               -------      -------    ------- ------- -------
     Total Continental
      Europe................    77,627       59,548     95,519  94,961  87,923
                               -------      -------    ------- ------- -------
   North America............    43,866       30,146     47,741  36,046  29,318
                               -------      -------    ------- ------- -------
     Total..................   221,074      168,224    252,895 214,263 192,516
                               =======      =======    ======= ======= =======

 Profit on ordinary activities before tax

                                Unaudited    Unaudited
                               nine months  nine months
                                  ended        ended
                               30 September 30 September
                                   1998         1997      1997   1996    1995
                               ------------ ------------ ------ ------  ------
   United Kingdom............     33,475       27,575    33,331 22,576  12,728
   Continental Europe:
   France....................      1,117         (577)    1,079 (1,013)   (513)
   Germany...................     (3,209)      (1,434)       59  2,834   2,331
   Holland...................      2,488        1,617     1,619  2,319     910
   Belgium...................        985           81     1,014    552   1,019
   Other Continental European
    countries................      1,984        1,509     1,009    771      47
                                  ------       ------    ------ ------  ------
     Total Continental
      Europe.................      3,365        1,196     4,780  5,463   3,794
                                  ------       ------    ------ ------  ------
   North America.............     (2,083)        (590)    2,377  2,943     926
                                  ------       ------    ------ ------  ------
     Total...................     34,757       28,181    40,488 30,982  17,448
                                  ======       ======    ====== ======  ======

                               JONES LANG WOOTTON
                   (The English Partnership and subsidiaries)

                             NOTES TO THE ACCOUNTS

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


 Net Assets

                                                      Unaudited
                                                     nine months
                                                        ended
                                                     30 September
                                                         1998      1997   1996
                                                     ------------ ------ ------
   United Kingdom...................................    33,601    33,184 26,523
   Continental Europe
   France...........................................     2,071       821 (1,874)
   Germany..........................................       159     2,984  3,490
   Holland..........................................     5,669     3,804  3,920
   Belgium..........................................        14       274    146
   Other Continental European countries.............     2,975     1,588  1,239
                                                        ------    ------ ------
     Total Continental Europe.......................    10,888     9,471  6,921
                                                        ------    ------ ------
   North America....................................     4,645     5,978  5,830
                                                        ------    ------ ------
     Total..........................................    49,134    48,633 39,274
                                                        ======    ====== ======

3. OPERATING PROFIT

                                                         1997    1996    1995
                                                        ------- ------- ------
   Operating profit is stated after including:
   (a)Other operating income:
     Gross rents receivable............................     344     330    346
                                                        ======= ======= ======
   (b) Staff costs:
     Wages and salaries................................ 105,818  93,096 84,160
     Social security costs.............................  12,989  12,672 13,034
     Other pension costs (note 19).....................   3,300   2,261  2,326
                                                        ------- ------- ------
                                                        122,107 108,029 99,520
                                                        ======= ======= ======
                                                          No.     No.    No.
                                                        ------- ------- ------
   Average number of persons employed:
   Technical and administration........................   2,216   2,004  1,939
                                                        ======= ======= ======
   (c)Other operating charges:.........................  88,332  71,576 71,929
                                                        ======= ======= ======
   (d) Depreciation and other amounts written off
    tangible fixed assets:
     Own assets........................................   7,326   5,894  5,961
     Assets held under finance leases..................      80     152    311
                                                        ======= ======= ======

                              JONES LANG WOOTTON
                  (The English Partnership and subsidiaries)

                             NOTES TO THE ACCOUNTS

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


4. INVESTMENT INCOME

                                                               1997  1996  1995
                                                               ----- ----- -----
   Income from interests in associated companies..............   600   821 1,720
   Income from Jones Lang Wootton Scotland....................   934   375   295
   Income from Jones Lang Wootton Ireland.....................   329   358   167
   Other interest receivable and similar income............... 1,532 1,290 1,378
                                                               ----- ----- -----
                                                               3,395 2,844 3,560
                                                               ===== ===== =====

5. INTEREST PAYABLE AND SIMILAR CHARGES

                                                                 1997 1996 1995
                                                                 ---- ---- -----
   Bank loans, overdrafts and other loans....................... 647  704  1,152
   Finance charges--finance leases..............................   2  100    101
                                                                 ---  ---  -----
                                                                 649  804  1,253
                                                                 ===  ===  =====

6. TAX ON PROFIT ON ORDINARY ACTIVITIES

                                                            1997  1996  1995
                                                            ----- ----- -----
   United Kingdom corporation tax based on the profit for
    the year............................................... 1,817   309   447
   Overseas taxation....................................... 1,483 3,169 2,309
                                                            ----- ----- -----
                                                            3,300 3,478 2,756
                                                            ===== ===== =====

  The tax charge is disproportionately low as no taxation is provided on the profits attributable to the partners in accordance with the Firm's accounting policies.

                               JONES LANG WOOTTON
                   (The English Partnership and subsidiaries)

                             NOTES TO THE ACCOUNTS

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


7. INTANGIBLE FIXED ASSETS

                                                                        Contract
                                                                         rights
                                                                        --------
   Cost
   At 1 January 1996...................................................   --
   Additions...........................................................   733
   Foreign exchange translation differences............................    30
                                                                          ---
   At 31 December 1996.................................................   763
                                                                          ---
   Foreign exchange translation differences............................   --
                                                                          ---
   At 31 December 1997.................................................   763
                                                                          ---
   Accumulated amortisation
   At 1 January 1996...................................................   --
   Charge for the year.................................................   102
   Foreign exchange translation differences                                (1)
                                                                          ---
   At 31 December 1996.................................................   101
   Charge for the year.................................................   215
   Foreign exchange translation differences............................     8
                                                                          ---
   At 31 December 1997.................................................   324
                                                                          ---
   Net book value
   At 31 December 1997.................................................   439
                                                                          ===
   At 31 December 1996.................................................   662
                                                                          ===
   At 31 December 1995.................................................   --
                                                                          ===

                              JONES LANG WOOTTON
                  (The English Partnership and subsidiaries)

                             NOTES TO THE ACCOUNTS

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


8. TANGIBLE FIXED ASSETS

                                     Office
                                   machinery,
                                    computer        Improvements
                                   equipment          to short     Short
                           Motor      and     Fine   leasehold   leasehold
                          Vehicles  fixtures  art     premises   property   Total
                          -------- ---------- ----  ------------ --------- -------
Cost
At 1 January 1996.......   12,351    32,783   311       4,791       417     50,653
Foreign exchange
 translation
 differences............      677       615    31         113        50      1,486
Additions...............    3,405     4,911   --            8        75      8,399
Disposals...............   (2,277)   (3,681)  --       (1,296)      --      (7,254)
                           ------   -------   ---      ------       ---    -------
At 31 December 1996.....   14,156    34,628   342       3,616       542     53,284
Foreign exchange
 translation
 differences............     (984)   (2,775)  (13)        (94)      (20)    (3,886)
Additions...............    3,833     7,385   --          256       --      11,474
Disposals...............   (2,445)  (12,578)  --           (3)      --     (15,026)
                           ------   -------   ---      ------       ---    -------
At 31 December 1997.....   14,560    26,660   329       3,775       522     45,846
                           ------   -------   ---      ------       ---    -------
Accumulated depreciation
At 1 January 1996.......    7,088    25,969   --        2,611       231     35,899
Foreign exchange
 translation
 differences............      387       518   --          (36)       28        897
Charge for the year.....    2,130     3,461   --          394        61      6,046
Disposals...............   (1,760)   (3,577)  --       (1,300)      --      (6,637)
                           ------   -------   ---      ------       ---    -------
At 31 December 1996.....    7,845    26,371   --        1,669       320     36,205
Foreign exchange
 translation
 differences............     (539)   (2,102)  --          (37)      (10)    (2,688)
Charge for the year.....    2,489     4,541   --          313        63      7,406
Disposals...............   (1,843)  (12,532)  --           (3)      --     (14,378)
                           ------   -------   ---      ------       ---    -------
At 31 December 1997.....    7,952    16,278   --        1,942       373     26,545
                           ------   -------   ---      ------       ---    -------
Net book value
At 31 December 1997.....    6,608    10,382   329       1,833       149     19,301
                           ======   =======   ===      ======       ===    =======
At 31 December 1996.....    6,311     8,257   342       1,947       222     17,079
                           ======   =======   ===      ======       ===    =======
At 1 January 1996.......    5,263     6,814   311       2,180       186     14,754
                           ======   =======   ===      ======       ===    =======

  The net book value of the Firm's fixed assets includes motor vehicles amounting to $41 (31 December 1996--$310) in respect of assets held under finance leases.

                               JONES LANG WOOTTON
                   (The English Partnership and subsidiaries)

                             NOTES TO THE ACCOUNTS

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


9. INVESTMENTS

                                                                       1997 1996
                                                                       ---- ----
   Net book value
   Associates......................................................... 462  708
   Other investments..................................................  66   56
                                                                       ---  ---
                                                                       528  764
                                                                       ===  ===

Investments in Associates

                                                                       1997 1996
                                                                       ---- ----
   Global Realty Advisers............................................. 189  200
   GRA (Bermuda) Limited.............................................. 252  486
   Jones Lang Wootton Realty Advisors................................. --   --
   JLW & WAE Residential..............................................  21   22
                                                                       ---  ---
                                                                       462  708
                                                                       ===  ===

                                                              Share of
                                                                post
                                                             acquisition
                                                       Cost   reserves   Total
                                                       ----  ----------- ------
   At 1 January 1996..................................  20      2,728     2,748
   Profit for the year................................ --         821       821
   Profits distributed................................ --        (664)     (664)
   Disposals.......................................... --      (2,154)   (2,154)
   Foreign exchange retranslation.....................   2        (45)      (43)
                                                       ---     ------    ------
   At 31 December 1996................................  22        686       708
   Profit for the year................................ --         600       600
   Profits distributed................................ --        (680)     (680)
   Disposals.......................................... --        (144)     (144)
   Foreign exchange retranslation.....................  (1)       (21)      (22)
                                                       ---     ------    ------
   At 31 December 1997................................  21        441       462
                                                       ===     ======    ======

Other investments other than loans:

   At 1 January 1996........................................................  48
   Foreign exchange retranslation...........................................   8
                                                                             ---
   At 31 December 1996......................................................  56
   Additions................................................................  18
   Foreign exchange retranslation...........................................  (8)
                                                                             ---
   At 31 December 1997......................................................  66
                                                                             ===

                              JONES LANG WOOTTON
                  (The English Partnership and subsidiaries)

                             NOTES TO THE ACCOUNTS

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


10. DEBTORS

                                                                    1997   1996
                                                                   ------ ------
   Trade debtors.................................................. 57,372 57,248
   Other debtors:
     Due within one year..........................................  9,222  9,277
     Due after more than one year.................................    524    594
   Prepayments and accrued income.................................  9,955  7,453
                                                                   ------ ------
                                                                   77,073 74,572
                                                                   ====== ======

11. CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

                                                                    1997   1996
                                                                   ------ ------
   Bank loans and overdrafts (note 13)............................  3,232 10,637
   Obligations under finance leases (note 21).....................      5    270
   Taxation and social security................................... 14,582 14,769
   Other creditors................................................  9,325  9,113
   Accruals and deferred income................................... 41,606 34,558
                                                                   ------ ------
                                                                   68,750 69,347
                                                                   ====== ======

12. CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR

                                                                       1997 1996
                                                                       ---- ----
   Obligation under finance leases (note 21)..........................   7   35
   Other creditors.................................................... 233  167
                                                                       ---  ---
                                                                       240  202
                                                                       ===  ===

13. BORROWINGS

  J.L.W. Supply Company has given guarantees to the bankers of some of its subsidiary companies in order to secure otherwise unsecured loan and credit facilities. The amount of each guarantee and the subsidiary to which it relates are listed below:

                                                              Amount of loan/
                                                               Overdraft at
                                                                31 December
   Subsidiaries                                                    1997
   ------------                                               ---------------
   French Francs    25,000,000 Jones Lang Wootton SA France        1,060
   Spanish Pesetas 150,000,000 Jones Lang Wootton SA Spain           --
   Sterling             50,000 Jones Lang Wootton Poland             --
                                                                   -----
                                                                   1,060
                                                                   =====

  At 31 December 1997 J.L.W. Supply Company has given an indemnity of (Pounds)250 ($411 at year end exchange rates) on behalf of UK subsidiary companies of the firm and guarantees of (Pounds)712 ($1,172 at year end exchange rates) in respect of overseas related parties.

                               JONES LANG WOOTTON
                   (The English Partnership and subsidiaries)

                             NOTES TO THE ACCOUNTS

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


14. PROVISIONS FOR LIABILITIES AND CHARGES

                                                          Charged
                                 Balance at              to profit Balance at
                                 31 December  Exchange   and loss  31 December
                                    1996     differences  account     1997
                                 ----------- ----------- --------- -----------
Provision for computer software
 upgrade........................      --           3         820        823
Insurance fund..................    1,201        (45)        116      1,272
Pension-back service provision
 re Jones Lang Wootton BV,
 Holland........................      171        (16)         85        240
                                    -----        ---       -----      -----
                                    1,372        (58)      1,021      2,335
                                    =====        ===       =====      =====

  The insurance fund relates to the underwriting of insurance and reinsurance business by Orchid Insurance Limited. Additional information on Orchid Insurance Limited is given in note 25.

  No deferred tax liability has been provided as the Firm has an overall deferred tax asset, which has not been recognised.

15. RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW FROM OPERATING ACTIVITIES

                                                       1997    1996     1995
                                                      ------  -------  ------
Operating profit..................................... 35,394   28,942  15,141
Depreciation and amortisation charges................  7,621    6,148   6,272
(Profit)/loss on sale of tangible fixed assets.......   (119)    (173)  2,347
Increase in work in progress.........................   (367)    (272)   (132)
Increase in provisions for liabilities and charges...  1,021      176     363
Increase in debtors.................................. (7,848) (10,854) (2,120)
Increase in creditors................................ 13,077    7,864   4,764
Goodwill written back to reserves on disposal of a
 business............................................    --        56     --
Foreign exchange transaction differences.............    169     (559)    (10)
                                                      ------  -------  ------
Net cash inflow from operating activities............ 48,948   31,328  26,625
                                                      ======  =======  ======

16. ANALYSIS OF NET FUNDS

                                                        Other
                                                        non-
                                                Cash    cash   Exchange
                                       1995     flow   changes movement  1996
                                      -------  ------  ------- -------- -------
   Cash in hand and at bank..........  14,987  (1,040)   --        897   14,844
   Overdraft......................... (16,555)  6,945    --     (1,027) (10,637)
                                      -------  ------    ---    ------  -------
                                       (1,568)  5,905    --       (130)   4,207
   Finance leases....................    (641)    433    (66)      (31)    (305)
                                      -------  ------    ---    ------  -------
   Total.............................  (2,209)  6,338    (66)     (161)   3,902
                                      =======  ======    ===    ======  =======

                              JONES LANG WOOTTON
                  (The English Partnership and subsidiaries)

                             NOTES TO THE ACCOUNTS

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)

                                                         Other
                                                         non-
                                                  Cash   cash   Exchange
                                         1996     flow  changes movement  1997
                                        -------  ------ ------- -------- ------
   Cash in hand and at bank............  14,844   7,177   --      (779)  21,242
   Overdrafts.......................... (10,637)  6,967   --       438   (3,232)
                                        -------  ------   ---     ----   ------
                                          4,207  14,144   --      (341)  18,010
   Finance leases......................    (305)    280   --        13      (12)
                                        -------  ------   ---     ----   ------
   Total...............................   3,902  14,424   --      (328)  17,998
                                        =======  ======   ===     ====   ======

17. RECONCILIATIONS OF NET CASH FLOW TO MOVEMENT IN NET FUNDS

                                                        1997    1996    1995
                                                       ------  ------  ------
   Increase/(decrease) in cash in the year............ 14,144   5,905  (1,711)
   Cash inflow from decrease in debt and lease
    financing.........................................    280     433   1,783
                                                       ------  ------  ------
   Change in net funds resulting from cash flows...... 14,424   6,338      72
   New finance leases.................................    --      (66)   (136)
   Translation difference.............................   (328)   (161)   (160)
                                                       ------  ------  ------
   Movement in net funds in the year.................. 14,096   6,111    (224)
   Net funds at start of year.........................  3,902  (2,209) (1,985)
                                                       ------  ------  ------
   Net funds at end of year........................... 17,998   3,902  (2,209)
                                                       ======  ======  ======

18. ACQUISITION OF A BUSINESS

                                                                            1997
                                                                            ----
   Net assets acquired
   Goodwill................................................................ 401
                                                                            ===
   Satisfied by
   Cash.................................................................... 401
                                                                            ===

19. PENSION COSTS

 The Firm operates a number of pension schemes.

  The main UK scheme is operated by J.L.W. Supply Company ("the Company"). This scheme is a defined benefit scheme providing benefits based on final pensionable pay. The pension scheme is set up under a trust and the assets of the scheme are, therefore, held separately from those of the Company.

  The pension cost charged to the profit and loss account is calculated by the actuary so as to spread the cost of pensions over the employees' working lives with the Company. The pension costs are based on the most recent actuarial valuation which was completed with an effective date of 31 December 1997. The actuarial method used was the projected unit funding method. The most significant assumptions for their effect on the pension costs are

                              JONES LANG WOOTTON
                  (The English Partnership and subsidiaries)

                             NOTES TO THE ACCOUNTS

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)

those relating to the rate of return on the investments of the scheme and the rate of increase in salaries and pensions. The investment return used was 7.5 per cent per annum. The rate of earnings increase used was 5.5 per cent per annum and pensions were assumed to increase at the rate of 3.5 per cent per annum in payment.

  The pension cost charged to the profit and loss account for the year in respect of the Company was $28 (1996--$52; 1995--$131).

  The actuarial valuation at 31 December 1997 showed that the market value of the scheme's assets was $91,369 and the actuarial value of those assets represented 139% of the liability for benefits, under the valuation method, for service to the valuation date and based on salaries projected to retirement or earlier exit.

 Other schemes operated by the Firm are as follows:

  Property Management Resources Limited ("PMR") operates a defined contribution pension scheme. The assets of the scheme are held separately from PMR in an independently administered fund. The pension cost charge represents contributions payable by PMR to the fund and amounted to $567 in 1997 (1996-- $458; 1995--$415). There were no prepaid contributions at the balance sheet date.

 Overseas companies

  The element of total pension cost relating to foreign schemes, excluding the Jones Lang Wootton USA Inc. ("JLW USA") scheme includes $2,081 for the year (1996--$1,812; 1995--$1,837) where the charge has been determined in accordance with local best practice and regulations in Holland, Belgium, France, Germany and Luxembourg. JLW USA operates a 401(k) pension and profit sharing plan which covers substantially all of JLW USA's employees. The pension expense relating to this scheme in 1997 was $624 (1996--$397; 1995-- $358).

20. OPERATING LEASE COMMITMENTS

  At 31 December 1997 and 1996 the Firm was committed to making the following payments during the next year in respect of operating leases:

                                           1997      1997      1996      1996
                                         Land and   Office   Land and   Office
                                         buildings Equipment buildings equipment
                                         --------- --------- --------- ---------
   Lease which expire:
   Within one year......................     987       535     1,350       832
   Within two to five years.............   4,474     1,371     4,434     1,460
   After five years.....................   7,875       166     7,217       222
                                          ------     -----    ------     -----
                                          13,336     2,072    13,001     2,514
                                          ======     =====    ======     =====

                              JONES LANG WOOTTON
                  (The English Partnership and subsidiaries)

                             NOTES TO THE ACCOUNTS

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


21. OBLIGATIONS UNDER FINANCE LEASES

                                                                     1997 1996
                                                                     ---- ----
   The minimum lease payments to which the Firm was committed at 31
    December were as follows:
   Due within one year.............................................    5  306
   Due within two to five years....................................    7   70
                                                                     ---  ---
                                                                      12  376
   Less: interest allocated to future periods......................  --   (71)
                                                                     ---  ---
                                                                      12  305
                                                                     ===  ===
   Due within one year.............................................    5  270
   Due after more than one year....................................    7   35
                                                                     ---  ---
                                                                      12  305
                                                                     ===  ===

22. CAPITAL COMMITMENTS

                                                                     1997  1996
                                                                     ----- -----
   Contracted for but not provided.................................. 1,619 1,600
                                                                     ===== =====

23. ACQUISITION OF A BUSINESS

  The Firm, through its subsidiary Jones Lang Wootton European Holdings Limited acquired the business of the partners of Global ABMP on 1 October 1997, for consideration of $401.

   Goodwill................................................................. 401
                                                                             ---
   Cash paid................................................................ 401
                                                                             ===

24. RELATED PARTY TRANSACTIONS

  At 31 December 1997 prepayments include $1,586 (1996--$157) due from the Jones Lang Wootton Retirement Benefits Scheme.

  At 31 December 1997 other debtors due within one year includes $1,097 (1996--$442) due from Jones Lang Wootton Scotland, $334 (1996--$395) due from Jones Lang Wootton Ireland, and $1,070 (1996--$2,742) due from other entities in the Jones Lang Wootton organisation in which the Firm has no shareholding.

  At 31 December 1997 other creditors include $214 (1996--$169) due to Jones Lang Wootton Scotland $115 (1996--$nil) due to Jones Lang Wootton Ireland and $1,050 (1996--$818) due to other entities in the Jones Lang Wootton organisation in which the Firm has no shareholding.

  The Firm is taking advantage of the exemption granted by paragraph 3(a) of Financial Reporting Standard No. 8 "Related Party Disclosures" not to disclose transactions with group companies which are related parties.

                               JONES LANG WOOTTON
                   (The English Partnership and subsidiaries)

                             NOTES TO THE ACCOUNTS

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


25. ADDITIONAL INFORMATION ON SUBSIDIARIES AND ASSOCIATED UNDERTAKINGS

                             Country of                             Proportion
                           incorporation/                           of ordinary
                            registration                            shares held
SUBSIDIARIES                and operation          Activity              %
------------               --------------- ------------------------ -----------
Direct Holdings
J.L.W. Supply Company              England Service Company              100
Jones Lang Wootton USA
 Inc.                                  USA Surveying services           100
Indirect Holdings
Jones Lang Wootton
 European Holdings
 Limited                           England Holding company              100
J.L.W. European Holdings
 Limited                   Channel Islands Holding company              100
Orchid Insurance Limited   Channel Islands Insurance underwriting       100
JLW Resources                      England Employment company           100
Property Management
 Resources Limited                 England Staff services provider      100
JLW Staff Resources
 (formerly Jones Lang
 Wootton Country)                  England Dormant company              100
JLW Finance Limited                England Financial services           100
J.L.W. Pension Trustees            England Trustee company              100
J.L.W. Nominees Limited            England Nominee company              100
J.L.W. Second Nominees
 Limited                           England Nominee company              100
Jones Lang Wootton                 England Dormant company              100
Jones Lang Wootton Fund
 Management Limited                England Dormant company              100
Jones Lang Wootton Europe
 Limited                           England Dormant company              100
J.L.W. Jones Limited               England Surveying services           100
J.L.W. Building Surveying
 Services                          England Dormant company              100
Jones Lang Wootton
 Country (formerly JLW
 Development Services)             England Dormant company              100
J.L.W. Estate Management
 Services                          England Dormant company              100
Wootton Asset Managers
 Limited                           England Dormant company              100
Jones Lang Wootton
 Insurance Services                England Dormant company              100
Jones Lang Wootton
 European Services
 Limited                           England Surveying services           100
JLW Canadian Holdings
 Inc.                               Canada Holding company              100
Jones Lang Wootton SA              Belgium Surveying services           100
Jones Lang Wootton GmbH            Germany Surveying services           100
Jones Lang Wootton SA                Spain Surveying services           100
Jones Lang Wootton SA               France Surveying services           100
Jones Lang Wootton
 Property Management
 Services SARL                      France Surveying services           100
JLW Services SARL                   France Surveying services           100
Balay Prenot Jones Lang
 Wootton SA                         France Surveying services           100
Jones Lang Wootton AB               Sweden Surveying services           100
Jones Lang Wootton SRL               Italy Surveying services           100
Jones Lang Wootton BV              Holland Surveying services           100
Jones Lang Wootton Secs         Luxembourg Surveying services            90
Wonderment NV                      Curacao Holding company              100
Wonderment BV                      Holland Holding company              100
Jones Lang Wootton Kft             Hungary Surveying services           100
Jones Lang Wootton GmbH            Austria Surveying services           100
Jones Lang Wootton Sp.z
 o.o.                               Poland Surveying services           100
Jones Lang Wootton
 Services Romania Srl              Romania Surveying services           100
Jones Lang Wootton KK                Japan Surveying services            66.7
Jones Lang Wootton
 International Limited             Bermuda Global investment advice      66.7
JLW Real Estate
 Securities, Inc.                      USA Surveying services           100
JLW Realty Inc.                        USA Holding company              100
JLW Holdings USA Inc.                  USA Holding company              100
Jones Lang Wootton Canada
 Inc.                               Canada Surveying services           100
Associated undertakings
Global Realty Advisers             Bermuda Surveying services            33.3
GRA (Bermuda) Limited              Bermuda Holding company               16.7
JLW & WAE Residential              England Surveying services            50

                              JONES LANG WOOTTON
                  (The English Partnership and subsidiaries)

                             NOTES TO THE ACCOUNTS

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


  Global Realty Advisers is a partnership and all other associated undertakings are incorporated.

  The Firm also owns 100% of the preference shares in JLW Canadian Holdings
Inc.

  Certain partners in Jones Lang Wootton have an interest in the results of Jones Lang Wootton Scotland and Jones Lang Wootton Ireland. Their interest is held for the benefit of all partners in Jones Lang Wootton.

26. SIGNIFICANT POST BALANCE SHEET EVENTS

  On March 13, 1998 the Firm, through its subsidiary, Jones Lang Wootton USA, Inc., acquired all of the issued and outstanding capital stock of Northwest Asset Management Company, Inc. ("NAMCO"), a California Corporation (subsequently renamed Jones Lang Wootton California, Inc.), for a purchase price of approximately $2.8 million, of which $1.4 million was paid in cash and the remaining $1.4 million, after closing adjustments, is required to be paid in three equal installments on March 13, 1999, 2000 and 2001.

  On 26 June 1998 an agreement was entered into by Jones Lang Wootton International Limited to dispose of the remaining part of its investment in GRA (Bermuda) Limited. The consideration of $4,016 gives rise to a gain of $3,727 after providing for disposal costs. This gain accrues to a Bermudan resident company and no tax liability will arise in that company as a result of the disposal.

27. SIGNIFICANT DIFFERENCES BETWEEN UK GAAP AND US GAAP

  The consolidated financial statements are prepared in accordance with UK GAAP which differs in certain significant respects from US GAAP. The principal differences that affect the consolidated profit for the year and the partners' funds are explained below and the approximate effect is shown below the explanations.

 Goodwill

  Under UK GAAP, goodwill arising on business combinations prior to 1 January 1998 treated as acquisitions may be written-off against retained profits. Under US GAAP, goodwill may not be written-off to retained profits and must be capitalised and amortised over its expected useful life but not in excess of 40 years. Accordingly, the adjustments to reflect this differing treatment in these financial statements is to amortise goodwill over a period of ten years, the expected useful life.

 Pensions

  Under UK GAAP, pension costs are accounted for in accordance with the rules set out in the UK Accounting Standards Board Statement Accounting Practice No. 24, where the expected cost of providing pensions, as calculated by actuaries, is charged to the profit and loss so as to spread the cost over the service lives of the employees under the scheme. The differences between UK GAAP and US GAAP occur primarily in the way the actuarial assumptions are made and the methods used to calculate market values for the pension plan assets. The adjustment under US GAAP relates to the recognition of the pension surplus over the expected working lifetime of active members after taking account of the transition asset arising upon adoption of the US Financial Accounting Standards Board's Statement of Financial Accounting Standard No. 87.

Deferred taxation

  Under UK GAAP, taxation is provided for at the anticipated tax rates on timing differences arising from the inclusion of income and expenditure in tax computations in periods different from those in which they are included in financial statements to the extent that it is probable that a liability or asset will crystallise in the future. Under US GAAP, deferred taxation is provided for on all temporary differences under the liability method subject to a valuation allowance on deferred tax assets where applicable.

                              JONES LANG WOOTTON
                  (The English Partnership and subsidiaries)

                             NOTES TO THE ACCOUNTS

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


 Consolidated income statement

                              Unaudited    Unaudited
                             nine months  nine months
                                ended        ended
                             30 September 30 September
                                 1998         1997      1997    1996    1995
                             ------------ ------------ ------  ------  ------
Net income as reported in
 accordance with UK GAAP....    29,457       25,925    35,738  27,445  14,469
Adjustments:
Deferred income tax.........     2,538        2,086      (193)   (366)   (654)
Goodwill amortisation.......      (179)        (175)     (233)   (226)   (225)
Net periodic pension
 (cost)/benefit.............      (525)        (513)     (602)    469     457
                                ------       ------    ------  ------  ------
Net income as reported in
 accordance with US GAAP....    31,291       27,323    34,710  27,322  14,047
                                ======       ======    ======  ======  ======

 Consolidated balance sheet

                                                    Unaudited
                                                   30 September
                                                       1998      1997    1996
                                                   ------------ ------  ------
Partners' funds as reported in accordance with UK
 GAAP............................................     49,134    48,633  39,274
Deferred income tax..............................      2,210      (311)   (163)
Goodwill.........................................        910     1,050   1,223
Pension scheme...................................      9,244     9,464  10,499
                                                      ------    ------  ------
Partners' funds as reported in accordance with US
 GAAP............................................     61,498    58,836  50,833
                                                      ======    ======  ======

 Consolidated statements of cash flows

  The consolidated statements of cash flows prepared under UK GAAP differ in certain presentational respects from the format required under Statement of Cash Flows ("SFAS") 95. Under UK GAAP, a reconciliation of operating profit to cash flows from operating activities is presented in a note, and cash paid for interest and income taxes are presented separately from cash flows from operating activities.

  Under SFAS 95, cash flows from operating activities are based on net profit, include interest and income taxes, and are presented on the face of the statement.

                              JONES LANG WOOTTON
                  (The English Partnership and subsidiaries)

                             NOTES TO THE ACCOUNTS

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


  Summary consolidated cash flow information as presented in accordance with SFAS 95:

                             Unaudited    Unaudited
                            nine months  nine months
                               ended        ended
                            30 September 30 September
                                1998         1997      1997     1996     1995
                            ------------ ------------ -------  -------  ------
Cash was provided by (used
 in):
Operating activities......     25,360       31,400     47,034   30,964  24,958
Investing activities......     (4,947)      (7,043)    (8,634)  (6,122) (8,859)
Financing activities......    (22,443)     (21,835)   (31,223) (25,882) (9,182)
                              -------      -------    -------  -------  ------
Net increase/(decrease) in
 cash.....................     (2,030)       2,522      7,177   (1,040)  6,917
Exchange movement.........        673       (1,259)      (779)     897    (237)
Cash at the beginning of
 the period...............     21,242       14,844     14,844   14,987   8,307
                              -------      -------    -------  -------  ------
Cash at the end of the
 period...................     19,885       16,107     21,242   14,844  14,987
                              =======      =======    =======  =======  ======

  A reconciliation between the consolidated statement of cash flows presented in accordance with UK GAAP and US GAAP is set out below:

                              Unaudited    Unaudited
                             nine months  nine months
                                ended        ended
                             30 September 30 September
                                 1998         1997      1997    1996    1995
                             ------------ ------------ ------  ------  ------
Operating activities
Net cash inflow from
 operating activities (UK
 GAAP)......................    25,800       33,443    48,948  31,328  26,625
Interest received...........     1,745        1,051     1,532   1,290   1,378
Interest paid...............      (484)        (520)     (647)   (704) (1,152)
Interest element of finance
 lease rentals..............       --           --         (2)   (100)   (101)
Amounts distributed from
 investments................     1,433        1,413     1,413   1,126   1,430
Dividends paid to minority
 shareholders...............       --           --        --     (215)   (229)
Tax paid....................    (3,134)      (3,987)   (4,210) (1,761) (2,993)
                                ------       ------    ------  ------  ------
Net cash provided by
 operating activities.......    25,360       31,400    47,034  30,964  24,958
                                ======       ======    ======  ======  ======

                               JONES LANG WOOTTON
                   (The English Partnership and subsidiaries)

                             NOTES TO THE ACCOUNTS

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)

                             Unaudited    Unaudited
                            nine months  nine months
                               ended        ended
                            30 September 30 September
                                1998         1997      1997     1996     1995
                            ------------ ------------ -------  -------  -------
Investing activities
Net cash outflow from
 capital expenditure and
 financial investment (UK
 GAAP)....................     (4,947)      (7,043)    (8,233)  (6,122)  (8,859)
Acquisitions
Payments to acquire
 investments in
 subsidiaries (UK GAAP)...        --           --        (401)     --       --
                              -------      -------    -------  -------  -------
Net cash used in investing
 activities (US GAAP).....     (4,947)      (7,043)    (8,634)  (6,122)  (8,859)
                              =======      =======    =======  =======  =======
Financing activities
Net cash outflow from
 financing (UK GAAP)......         (5)        (285)      (280)    (433)  (1,783)
Partners' drawings........    (30,848)     (15,744)   (23,976) (18,504) (16,027)
Increase/(decrease) in
 overdraft................      8,410       (5,806)    (6,967)  (6,945)   8,628
                              -------      -------    -------  -------  -------
Net cash used in financing
 activities (US GAAP).....    (22,443)     (21,835)   (31,223) (25,882)  (9,182)
                              =======      =======    =======  =======  =======

  In addition to the adjustments made, the following reclassifications have been made between the UK GAAP balance sheet and the US GAAP balance sheet that follow.

 Trade receivables

  Included in trade receivables are the following balances:

                                                     30 September
                                                         1998      1997   1996
                                                     ------------ ------ ------
   Trade debtors...................................     56,588    57,372 57,248
   Unbilled fee income.............................      5,936     1,974    924
   Work in progress................................      2,131     2,468  2,184
                                                        ------    ------ ------
   Trade receivables reported in accordance with US
    GAAP...........................................     64,655    61,814 60,356
                                                        ======    ====== ======

  Unbilled fee income is included in "prepayments and accrued income' in the UK GAAP balance sheet.

 Other non-current assets

  Other non-current assets in the US GAAP balance sheet comprises debtors due after one year in the UK GAAP balance sheet and the pension scheme asset arising under US GAAP.

                              JONES LANG WOOTTON
                  (The English Partnership and subsidiaries)

                             NOTES TO THE ACCOUNTS

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


 Other current liabilities

  Other current liabilities comprises:

                                                    30 September
                                                        1998      1997   1996
                                                    ------------ ------ ------
Obligations under finance leases...................         2         5    270
Other creditors....................................     9,202     9,325  9,113
Other taxes........................................    15,193    12,514 11,752
                                                       ------    ------ ------
Other current liabilities reported in accordance
 with US GAAP......................................    24,397    21,844 21,135
                                                       ======    ====== ======

  Other taxes include social security, payroll taxes, value added and other sales taxes, which under UK GAAP are included in taxation and social security. Under US GAAP, taxation includes only the corporate tax liabilities.

  The following balance sheets and profit and loss accounts have been prepared in accordance with US GAAP and reflect the preceding adjustments and reclassifications.

 Balance sheet

                                                    30 September
                                                        1998      1997    1996
                                                    ------------ ------- -------
Assets
Current assets
Cash and cash equivalents.........................     19,885     21,242  14,844
Trade receivables, net............................     64,655     61,814  60,356
Other receivables.................................     17,334      9,222   9,277
Prepaid expenses..................................      5,039      7,981   6,529
Deferred tax asset................................      1,377      1,209     698
                                                      -------    ------- -------
    Total current assets..........................    108,290    101,468  91,704
Property and equipment, at cost, less accumulated
 depreciation of $28,887, $26,545 and $36,205 in
 1998, 1997 and 1996 respectively.................     21,871     19,301  17,079
Intangibles resulting from business acquisitions,
 net of accumulated amortisation of $1,680, $1,616
 and $1,549 in 1998, 1997 and 1996 respectively...      3,690      1,050   1,223
Other intangible assets, net of accumulated
 amortisation of $464, $324 and $101 in 1998, 1997
 and 1996 respectively............................        299        439     662
Investments.......................................        350        528     764
Deferred tax asset................................      3,943      1,746   2,603
Trade receivables--long term......................      6,246        282     116
Other assets......................................     10,283      9,988  11,093
                                                      -------    ------- -------
    Total assets..................................    154,972    134,802 125,244
                                                      =======    ======= =======

                               JONES LANG WOOTTON
                   (The English Partnership and subsidiaries)

                             NOTES TO THE ACCOUNTS

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


 Balance sheet

                                                  30 September
                                                      1998      1997     1996
                                                  ------------ -------  -------
Liabilities and Partners' funds
Current liabilities
Accounts payable and accrued liabilities.........    42,135     41,606   34,558
Taxation.........................................     1,953      2,068    3,017
Other liabilities................................    24,397     21,844   21,135
Borrowings.......................................    11,823      3,232   10,637
                                                    -------    -------  -------
    Total current liabilities....................    80,308     68,750   69,347
Deferred tax liability...........................     3,110      3,266    3,464
Other long term liabilities......................     7,837      2,575    1,574
                                                    -------    -------  -------
    Total liabilities............................    91,255     74,591   74,385
Minority interests...............................     2,219      1,375       26
Partners' funds
Partners' balances and other reserves............    50,565     50,284   50,077
Annuitant balances...............................    10,987      9,213      570
Effects of cumulative translation adjustments....       (54)      (661)     186
                                                    -------    -------  -------
    Total partners' funds........................    61,498     58,836   50,833
                                                    -------    -------  -------
    Total liabilities and Partners' funds........   154,972    134,802  125,244
                                                    =======    =======  =======

                               JONES LANG WOOTTON
                   (The English Partnership and subsidiaries)

                             NOTES TO THE ACCOUNTS

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


 Profit and loss account

                              Nine months  Nine months
                                 ended        ended
                              30 September 30 September
                                  1998         1997      1997    1996    1995
                              ------------ ------------ ------- ------- -------
Revenue
Operating revenue...........    221,074      168,224    252,895 214,263 192,516
Interest revenue............      1,745        1,051      1,532   1,290   1,378
Other income................      4,974        1,797      4,555   1,884   2,528
                                -------      -------    ------- ------- -------
  Total revenue.............    227,793      171,072    258,982 217,437 196,422
Operating expenses
Compensation and benefits...    116,186       88,529    122,709 107,560  99,063
Operating, administrative
 and other..................     62,670       49,113     88,117  71,474  71,929
Merger-related non-recurring
 charges....................      8,315          --         --      --      --
Depreciation and
 amortisation...............      6,085        5,417      7,854   6,374   6,497
                                -------      -------    ------- ------- -------
  Total operating expenses..    193,256      143,059    218,680 185,408 177,489
                                -------      -------    ------- ------- -------
Operating income............     34,537       28,013     40,302  32,029  18,933
Interest expense............        484          520        649     804   1,253
                                -------      -------    ------- ------- -------
Earnings before provision
 for income tax.............     34,053       27,493     39,653  31,225  17,680
Provision for income taxes..      4,023        1,802      3,300   3,478   2,756
Deferred tax
 expense/(benefit)..........     (2,538)      (2,086)       193     366     654
                                -------      -------    ------- ------- -------
                                  1,485         (284)     3,493   3,844   3,410
                                -------      -------    ------- ------- -------
Net earnings after taxation,
 before minority interest...     32,568       27,777     36,160  27,381  14,270
Minority interest...........      1,277          454      1,450      59     223
                                -------      -------    ------- ------- -------
Net income..................     31,291       27,323     34,710  27,322  14,047
                                =======      =======    ======= ======= =======

  Earnings per share information has not been presented as the firm is not a corporate entity.

                         JONES LANG WOOTTON - SCOTLAND

                              FINANCIAL STATEMENTS

                  Years ended 31 December 1997, 1996 and 1995

                         INDEPENDENT AUDITORS' REPORT
               TO THE PARTNERS OF JONES LANG WOOTTON - SCOTLAND

  We have audited the accompanying consolidated balance sheets of Jones Lang Wootton - Scotland and its subsidiary undertaking as of 31 December 1997 and 1996, and the related consolidated profit and loss accounts, and consolidated statements of total recognised gains and losses, cash flows and movements on funds for each of the three years in the period ended 31 December 1997. These consolidated financial statements are the responsibility of the partners. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

  We conducted our audits in accordance with United Kingdom auditing standards which do not differ in any significant respect from United States generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Jones Lang Wootton - Scotland and its subsidiary undertaking as at 31 December 1997 and 1996, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended 31 December 1997 in conformity with accounting principles generally accepted in the United Kingdom, which differ in certain respects from those followed in the United States (see note 15 of notes to the financial statements).

Ernst & Young
Glasgow, Scotland
20 October, 1998

                         JONES LANG WOOTTON - SCOTLAND

                     CONSOLIDATED PROFIT AND LOSS ACCOUNTS

                  Nine months ended 30 September 1998 and 1997
                and years ended 31 December 1997, 1996 and 1995
               (US $ in thousands, except where stated otherwise)

                                   Unaudited          Unaudited
                               nine months  ended nine months ended
                          Note 30 September 1998  30 September 1997  1997    1996    1995
                          ---- ------------------ ----------------- ------  ------  ------
Fee Income..............    1         6,587             6,366        9,042   5,618   4,894
Administrative
 expenses...............             (3,414)           (2,677)      (4,046) (3,546) (3,285)
Merger-related non-
 recurring charges......               (219)              --           --      --      --
                                     ------            ------       ------  ------  ------
Operating Profit........    2         2,954             3,689        4,996   2,072   1,609
Profit on disposal of
 tangible fixed assets..                 10                33           20      23       1
                                     ------            ------       ------  ------  ------
Profit on ordinary
 activities before
 interest...............              2,964             3,722        5,016   2,095   1,610
Investment income.......    3           123                56          102      57      35
Interest payable and
 similar charges........    4            (7)              (10)         (12)    (13)     (6)
                                     ------            ------       ------  ------  ------
Profit on ordinary
 activities before
 taxation...............              3,080             3,768        5,106   2,139   1,639
Tax on profit on
 ordinary activities....    5           (25)              (34)         (46)    (36)    (43)
                                     ------            ------       ------  ------  ------
Profit on ordinary
 activities after
 taxation transferred to
 reserves...............              3,055             3,734        5,060   2,103   1,596
                                     ======            ======       ======  ======  ======

  All activities derive from continuing operations.

                 STATEMENT OF TOTAL RECOGNISED GAINS AND LOSSES

 Nine months ended 30 September 1998 and 1997 and years ended 31 December 1997,
                                 1996 and 1995
               (US $ in thousands, except where stated otherwise)

                              Unaudited         Unaudited
                          nine months ended nine months ended
                          30 September 1998 30 September 1997 1997   1996  1995
                          ----------------- ----------------- -----  ----- -----
Profit for the period....       3,055             3,734       5,060  2,103 1,596
Currency translation
 differences on foreign
 currency net
 investments.............         157              (149)        (98)   187    (8)
                                -----             -----       -----  ----- -----
  Total recognised gains
   and losses relating to
   the period............       3,212             3,585       4,962  2,290 1,588
                                =====             =====       =====  ===== =====

                         JONES LANG WOOTTON - SCOTLAND

                          CONSOLIDATED BALANCE SHEETS

                30 September 1998 and 31 December 1997 and 1996
               (US $ in thousands, except where stated otherwise)

                                                  Unaudited
                                        Notes 30 September 1998  1997    1996
                                        ----- ----------------- ------  ------
Fixed assets
Tangible assets.......................     6        1,151          863     953
Business investment...................     7          --           --        2
                                                   ------       ------  ------
                                                    1,151          863     955
                                                   ------       ------  ------
Current Assets
Work in progress......................                185          128      69
Debtors...............................     8        2,566        2,478   1,451
Cash at bank and in hand..............              2,992        2,642     662
                                                   ------       ------  ------
                                                    5,743        5,248   2,182
Creditors: amount falling due within
 one year.............................     9       (1,675)      (1,447) (1,041)
                                                   ------       ------  ------
Net current assets....................              4,068        3,801   1,141
                                                   ------       ------  ------
  Total assets less current
   liabilities........................              5,219        4,664   2,096
                                                   ======       ======  ======
Capital and Reserves
Partner balances......................              4,367        4,160   1,319
Corporate reserves....................                695          602     590
Foreign exchange translation reserve..                157          (98)    187
                                                   ------       ------  ------
                                                    5,219        4,664   2,096
                                                   ======       ======  ======

                         JONES LANG WOOTTON - SCOTLAND

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                  Nine months ended 30 September 1998 and 1997
                and years ended 31 December 1997, 1996 and 1995
               (US $ in thousands, except where stated otherwise)

                                    Unaudited         Unaudited
                                nine months ended nine months ended
                          Notes 30 September 1998 30 September 1997  1997    1996    1995
                          ----- ----------------- ----------------- ------  ------  ------
Net cash inflow from
 operating activities...     10       3,267             3,378        4,498   2,506   1,634
                                     ------            ------       ------  ------  ------
Returns on investments
 and servicing of
 finance
Interest received.......                123                56           95      37      45
Interest paid...........                 (7)              (10)         (12)    (13)     (6)
                                     ------            ------       ------  ------  ------
Net cash inflow from
 returns on investments
 and servicing of
 finance................                116                46           83      24      39
                                     ------            ------       ------  ------  ------
Taxation
UK corporation tax
 paid...................                (36)              (29)         (43)    (50)    (47)
                                     ------            ------       ------  ------  ------
Capital expenditure and
 financial investment
Payments to acquire
 tangible fixed assets..               (560)             (369)        (351)   (421)   (188)
Receipts from sales of
 tangible fixed assets..                 96               216          120     126      16
                                     ------            ------       ------  ------  ------
Net cash outflow from
 capital expenditure and
 financial investment...               (464)             (153)        (231)   (295)   (172)
                                     ------            ------       ------  ------  ------
Distributions to
 partners
Partners' drawings......             (2,657)           (1,879)      (2,394) (1,530) (1,913)
                                     ------            ------       ------  ------  ------
Net cash outflow from
 distributions to
 partners...............             (2,657)           (1,879)      (2,394) (1,530) (1,913)
                                     ------            ------       ------  ------  ------
Net cash
 inflow/(outflow) before
 financing..............                226             1,363        1,913     655    (459)
Net cash outflow from
 financing..............                --                --           --      --      --
                                     ------            ------       ------  ------  ------
Increase/(decrease) in
 cash...................  11/12         226             1,363        1,913     655    (459)
                                     ======            ======       ======  ======  ======

                         JONES LANG WOOTTON - SCOTLAND

                        STATEMENT OF MOVEMENTS ON FUNDS

                      Nine months ended 30 September 1998
                and years ended 31 December 1997, 1996 and 1995
              (US $ in thousands, except where stated otherwise)

                                               Corporate     Foreign
                                               profit and   exchange
                                    Partners' loss account translation
                                    balances    reserves    reserves   Total
                                    --------- ------------ ----------- ------
Balance at 1 January 1995..........   1,191       470          --       1,661
Profit for the year................   1,564        32          --       1,596
Partner drawings...................  (1,913)      --           --      (1,913)
Foreign exchange translation
 differences.......................       5        (5)          (8)        (8)
                                     ------       ---         ----     ------
Balance at 31 December 1995........     847       497           (8)     1,336
Profit for the year................   2,066        37          --       2,103
Partner drawings...................  (1,530)      --           --      (1,530)
Foreign exchange translation
 differences.......................     (64)       56          195        187
                                     ------       ---         ----     ------
Balance at 31 December 1996........   1,319       590          187      2,096
Profit for the year................   5,024        36          --       5,060
Partner drawings...................  (2,394)      --           --      (2,394)
Foreign exchange translation
 differences.......................     211       (24)        (285)       (98)
                                     ------       ---         ----     ------
Balance at 31 December 1997........   4,160       602          (98)     4,664
Profit for the period..............   2,982        73          --       3,055
Partner drawings...................  (2,657)      --           --      (2,657)
Foreign exchange translation
 differences.......................    (118)       20          255        157
                                     ------       ---         ----     ------
Balance at 30 September 1998
 (unaudited).......................   4,367       695          157      5,219
                                     ======       ===         ====     ======

  Corporate profit and loss account reserves represent the amounts retained within the corporate entity consolidated in these financial statements.

                         JONES LANG WOOTTON - SCOTLAND

                             NOTES TO THE ACCOUNTS

                  Years ended 31 December 1997, 1996 and 1995
              (US $ in thousands, except where stated otherwise)

1. ACCOUNTING POLICIES

 Description of business

  Jones Lang Wootton - Scotland provides a full range of advisory, transactional and asset management services to a wide variety of local and international clients in almost every industry and service sector for all types of real estate.

 Accounting convention

  The financial statements are prepared under the historical cost convention and in accordance with applicable accounting standards in the United Kingdom, modified as appropriate for the circumstances of a partnership.

 Basis of consolidation

  The financial statements incorporate the results of the Jones Lang Wootton - Scotland partnership and its subsidiary undertaking, JLW (Scotland) Service Company.

 Interim information

  The consolidated financial statements as at 30 September 1998 and for the nine month periods ended 30 September 1998 and 1997 are unaudited. However, in the opinion of partners, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the consolidated financial statements for these interim periods have been included. The results for the period ended 30 September 1998 are not necessarily indicative of the results to be obtained for the full fiscal year.

 Fee income

  Revenue is recognised upon completion of the underlying contract, excluding VAT. All trading arises from the provision by Jones Lang Wootton - Scotland of advice on all aspects of commercial real estate and other services, including surveying, property management and related services.

 Depreciation

  Depreciation is provided annually on the various categories of fixed assets using the following rates:

      Motor vehicles                 -- on written down value 25%
      Office machinery and fixtures  -- on cost               20%
      Leasehold improvements         -- on cost               over the outstanding period of
                                                              the lease

 Taxation

  Taxation is provided on the taxable profits of the corporate entity within Jones Lang Wootton - Scotland. No current or deferred taxation is provided on the profits attributable to the partners as the liability for taxation falls on the individual partners.

                         JONES LANG WOOTTON - SCOTLAND

                             NOTES TO THE ACCOUNTS

                  Years ended 31 December 1997, 1996 and 1995
              (US $ in thousands, except where stated otherwise)


 Deferred taxation

  Deferred taxation is provided for the corporate entity at the anticipated tax rates on timing differences arising from the inclusion of items of income and expenditure in tax computations in periods different from those in which they are included in financial statements to the extent that it is probable that a liability or asset will crystallise in the future.

 Investments

  Investments held as fixed assets are stated at cost less provision for any permanent diminution in value.

 Work in progress

  Work in progress represents work done by the firm and not yet billed and is included in the accounts at the lower of cost including attributable overheads, and net realisable value.

 Leases

  Operating lease rentals are charged to profit and loss in equal amounts over the lease term.

 Pension costs

  Eligible employees of JLW (Scotland) Service Company participate in a defined benefit pension scheme, the assets of which are held in a separate trustee administered fund. Costs are charged to the profit and loss account so as to spread the cost over the service lives of the participating employees. Additional funding may be made at the partners' discretion.

  Partners make their own provision for pensions by contributing to personal pension arrangements.

 Foreign exchange

  The functional currency of Jones Lang Wootton - Scotland and its subsidiary undertaking is the local currency (Sterling) and its transactions are measured in that currency. The reporting currency for the purposes of these financial statements is the United States dollar and the Sterling consolidated financial statements have been translated using the closing rate of exchange for the balance sheet and the weighted average rate of exchange for the profit and loss account. The opening capital and reserves have been translated using the rate at 1 January 1995. All differences arising as a result of this translation have been taken directly to the foreign exchange translation reserve.

                         JONES LANG WOOTTON - SCOTLAND

                             NOTES TO THE ACCOUNTS

                  Years ended 31 December 1997, 1996 and 1995
              (US $ in thousands, except where stated otherwise)


2. OPERATING PROFIT

  Operating profit is stated after including:

                                                              1997  1996  1995
                                                              ----- ----- -----
   (a)Other operating income:
   Gross rents receivable...................................     64    62    62
   Directors' fees..........................................     34    24    27
                                                              ----- ----- -----
                                                                 98    86    89
                                                              ===== ===== =====
   (b)Staff costs:
   Wages and salaries.......................................  2,096 1,803 1,654
   Social security costs....................................    205   170   160
                                                              ----- ----- -----
                                                              2,301 1,973 1,814
                                                              ===== ===== =====
                                                               No    No    No
                                                              ----- ----- -----
   Average number of persons employed:
   Technical and administration.............................     56    55    53
                                                              ===== ===== =====
   (c)Operating lease rentals...............................    335   314   316
                                                              ===== ===== =====
   (d)Depreciation and other amounts written off tangible
    fixed assets
   Own tangible fixed assets and business investments.......    304   228   282
                                                              ===== ===== =====
   (e)Auditors' remuneration................................     21    14    16
                                                              ===== ===== =====

3. INVESTMENT INCOME

                                                              1997  1996  1995
                                                              ----- ----- -----
   Other interest receivable and similar income.............    102    57    35
                                                              ===== ===== =====

4. INTEREST PAYABLE AND SIMILAR CHARGES
                                                              1997  1996  1995
                                                              ----- ----- -----
   Bank loans, overdrafts and other loans...................     12    13     6
                                                              ===== ===== =====

5. TAX ON PROFIT ON ORDINARY ACTIVITIES
                                                              1997  1996  1995
                                                              ----- ----- -----
   United Kingdom corporation tax based on the profit for
    the year for the corporate entity.......................     46    36    43
                                                              ===== ===== =====

  The tax charge is disproportionately low as no taxation is provided on the profits attributable to the partners in accordance with the firm's accounting policies.

                         JONES LANG WOOTTON - SCOTLAND

                             NOTES TO THE ACCOUNTS

                  Years ended 31 December 1997, 1996 and 1995
               (US $ in thousands, except where stated otherwise)


6. TANGIBLE FIXED ASSETS

                                                     Office
                                                   machinery, Improve-
                                                    computer  ments to
                                           Motor   equipment  leasehold
                                          vehicles & fixtures premises  Total
                                          -------- ---------- --------- -----
   Cost:
   At 1 January 1996.....................    981     1,013       112    2,106
   Foreign exchange translation
    differences..........................    101       112        12      225
   Additions.............................    258       163       --       421
   Disposals.............................   (301)     (101)      --      (402)
                                           -----     -----       ---    -----
   At 31 December 1996...................  1,039     1,187       124    2,350
   Foreign exchange translation
    differences..........................    (43)      (49)       (5)     (97)
   Additions.............................    220       131       --       351
   Disposals.............................   (256)      --        --      (256)
                                           -----     -----       ---    -----
   At 31 December 1997...................    960     1,269       119    2,348
                                           -----     -----       ---    -----
   Accumulated depreciation:
   At 1 January 1996.....................    425       828        83    1,336
   Foreign exchange translation
    differences..........................     40        86        10      136
   Charge for the year...................    132        83         9      224
   Disposals.............................   (198)     (101)      --      (299)
                                           -----     -----       ---    -----
   At 31 December 1996...................    399       896       102    1,397
   Foreign exchange translation
    differences..........................    (17)      (37)       (4)     (58)
   Charge for the year...................    193       100         9      302
   Disposals.............................   (156)      --        --      (156)
                                           -----     -----       ---    -----
   At 31 December 1997...................    419       959       107    1,485
                                           -----     -----       ---    -----
   Net book value:
   At 31 December 1997...................    541       310        12      863
                                           =====     =====       ===    =====
   At 31 December 1996...................    640       291        22      953
                                           =====     =====       ===    =====

7. INVESTMENTS

                                                                     1997   1996
                                                                     -----  ----
   Net book value:
   Business investment..............................................   --     2
                                                                     =====  ===
   Other investments other than loans:
   At 1 January 1997................................................     2
   Amortisation.....................................................    (2)
                                                                     -----
   At 31 December 1997..............................................   --
                                                                     =====

                         JONES LANG WOOTTON - SCOTLAND

                             NOTES TO THE ACCOUNTS

                  Years ended 31 December 1997, 1996 and 1995
               (US $ in thousands, except where stated otherwise)


8. DEBTORS

                                                                     1997  1996
                                                                     ----- -----
   Trade debtors.................................................... 2,094 1,152
   Other debtors due within one year................................    95    18
   Prepayments and accrued income...................................   289   281
                                                                     ----- -----
                                                                     2,478 1,451
                                                                     ===== =====

9. CREDITORS--AMOUNTS FALLING DUE WITHIN ONE YEAR

                                                                     1997  1996
                                                                     ----- -----
   Bank overdraft...................................................   111     9
   Trade creditors..................................................   162   219
   Other taxes and social security costs............................   530   354
   Corporation tax..................................................    70    67
   Accruals and deferred income.....................................   494   364
   Other creditors..................................................    80    28
                                                                     ----- -----
                                                                     1,447 1,041
                                                                     ===== =====

10. RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW FROM OPERATING ACTIVITIES

                                                            1997   1996   1995
                                                           ------  -----  -----
   Operating profit.......................................  4,996  2,072  1,609
   Depreciation and amortisation charges..................    304    228    282
   (Increase)/decrease in work in progress................    (62)    (6)    20
   Increase in debtors.................................... (1,082)  (175)  (286)
   Increase in creditors..................................    342    387      9
                                                           ------  -----  -----
   Net cash inflow from operating activities..............  4,498  2,506  1,634
                                                           ======  =====  =====

11. ANALYSIS OF NET FUNDS

                                                           Cash   Exchange
                                                    1996   flow   movement 1995
                                                    -----  -----  -------- ----
   Cash in hand and at bank........................   662    595     49     18
   Overdraft.......................................    (9)    60     (2)   (67)
                                                    -----  -----    ---    ---
                                                      653    655     47    (49)
                                                    =====  =====    ===    ===
                                                           Cash   Exchange
                                                    1997   flow   movement 1996
                                                    -----  -----  -------- ----
   Cash in hand and at bank........................ 2,642  2,016    (36)   662
   Overdraft.......................................  (111)  (103)     1     (9)
                                                    -----  -----    ---    ---
                                                    2,531  1,913    (35)   653
                                                    =====  =====    ===    ===

                         JONES LANG WOOTTON - SCOTLAND

                             NOTES TO THE ACCOUNTS

                  Years ended 31 December 1997, 1996 and 1995
              (US $ in thousands, except where stated otherwise)


12. RECONCILIATION OF NET CASH FLOW TO MOVEMENT IN NET FUNDS

                                                              1997   1996  1995
                                                              -----  ----  ----
   Increase/(decrease) in cash in the year................... 1,913  655   (459)
   Translation difference....................................   (35)  47      7
                                                              -----  ---   ----
   Movement in net funds in the year......................... 1,878  702   (452)
   Net funds at start of year................................   653  (49)   403
                                                              -----  ---   ----
   Net funds/(debt) at end of year........................... 2,531  653    (49)
                                                              =====  ===   ====

13. OPERATING LEASE COMMITMENTS

  At 31 December 1997 and 1996 the firm was committed to making the following payments during the next year in respect of operating leases:

                                                           Land and buildings
                                                           --------------------
                                                             1997       1996
                                                           ---------  ---------
   Leases which expire:
   Within one year........................................       --         --
   Within two to five years...............................        97        102
   After five years.......................................       206        214
                                                           ---------  ---------
                                                                 303        316
                                                           =========  =========

14. PENSION COSTS

  The company participates in the Jones Lang Wootton Retirement Benefits Scheme which provides benefits based on final pensionable pay. The pension scheme is set up under trust and the assets of the scheme are therefore held separately from those of the participating companies. The scheme is non-contributory.

  Employees of the company represent only a small proportion of the total membership of the scheme and contributions are based on pension costs for the membership as a whole. There were no contributions paid to the scheme on behalf of the employees of the company in each of the three years ended 31 December 1995, 1996 and 1997.

15. SIGNIFICANT DIFFERENCES BETWEEN UK GAAP AND US GAAP

  The consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United Kingdom (UK GAAP) which differs in certain significant respects from accounting principles generally accepted in the United States (US GAAP). However, there are no significant differences between UK GAAP and US GAAP in respect of the income statements and balance sheets included in these accounts.

 Consolidated statements of cash flows:

  The consolidated statements of cash flows prepared under UK GAAP differ in certain presentational respects from the format required under US GAAP. Under UK GAAP, a reconciliation of operating profit to cash flows from operating activities is presented in a note, and cash paid for interest and income taxes are presented separately from cash flows from operating activities.

  Under US GAAP, cash flows from operating activities are based on net profit, include interest and income taxes, and are presented on the face of the statement.

                         JONES LANG WOOTTON - SCOTLAND

                             NOTES TO THE ACCOUNTS

                  Years ended 31 December 1997, 1996 and 1995
              (US $ in thousands, except where stated otherwise)


  Summary consolidated cash flow information as presented in accordance with US GAAP:

                             Unaudited nine Unaudited nine
                              months ended   months ended
                              30 September   30 September
                                  1998           1997       1997    1996    1995
                             -------------- -------------- ------  ------  ------
   Cash was provided
    by/(used in):
   Operating activities....       3,347          3,395      4,538   2,480   1,626
   Investing activities....        (464)          (153)      (231)   (295)   (172)
   Financing activities....      (2,624)        (1,847)    (2,291) (1,590) (1,846)
                                 ------         ------     ------  ------  ------
   Net increase/(decrease)
    in cash................         259          1,395      2,016     595    (392)
   Exchange movement.......          91            (58)       (36)     49       7
   Cash at the beginning of
    the period.............       2,642            662        662      18     403
                                 ------         ------     ------  ------  ------
   Cash at the end of the
    period.................       2,992          1,999      2,642     662      18
                                 ======         ======     ======  ======  ======

  A reconciliation between the consolidated statement of cash flows presented in accordance with UK GAAP and US GAAP is set out below:

                            Unaudited nine Unaudited nine
                             months ended   months ended
                             30 September   30 September
                                 1998           1997       1997    1996    1995
                            -------------- -------------- ------  ------  ------
   Operating activities:
   Net cash inflow from
    operating activities
    (UK GAAP)..............      3,267          3,378      4,498   2,506   1,634
   Interest received.......        123             56         95      37      45
   Interest paid...........         (7)           (10)       (12)    (13)     (6)
   Tax paid................        (36)           (29)       (43)    (50)    (47)
                                ------         ------     ------  ------  ------
   Net cash provided by
    operating activities...      3,347          3,395      4,538   2,480   1,626
                                ------         ------     ------  ------  ------
   Investing activities:
   Net cash outflow from
    capital expenditure,
    financial investment
    and acquisitions (UK
    GAAP)..................       (464)          (153)      (231)   (295)   (172)
                                ------         ------     ------  ------  ------
   Net cash used in
    investing activities
    (US GAAP)..............       (464)          (153)      (231)   (295)   (172)
                                ======         ======     ======  ======  ======
   Financing activities:
   Net cash outflow from
    financing (UK GAAP)....        --             --         --      --      --
   Partners' drawings......     (2,657)        (1,879)    (2,394) (1,530) (1,913)
   Increase/(decrease) in
    overdraft..............         33             32        103     (60)     67
                                ------         ------     ------  ------  ------
   Net cash used in
    financing activities
    (US GAAP)..............     (2,624)        (1,847)    (2,291) (1,590) (1,846)
                                ======         ======     ======  ======  ======

                         JONES LANG WOOTTON - SCOTLAND

                             NOTES TO THE ACCOUNTS

                  Years ended 31 December 1997, 1996 and 1995
              (US $ in thousands, except where stated otherwise)


16. BALANCE SHEETS AND PROFIT AND LOSS ACCOUNTS UNDER US GAAP

  The following balance sheets and profit and loss accounts have been presented in accordance with US GAAP.

 Balance sheet:

                                                      Unaudited
                                                     30 September
                                                         1998     1997   1996
                                                     ------------ -----  -----
Assets
Current assets:
Cash and cash equivalents...........................    2,992     2,642    662
Trade receivables, net..............................    2,362     2,342  1,409
Other receivables...................................      185        95     18
Prepaid expenses....................................      204       169     93
                                                        -----     -----  -----
    Total current assets............................    5,743     5,248  2,182
Property and equipment, at cost less accumulated
 depreciation of $1,485 and $1,593 in 1997 and 1998
 respectively.......................................    1,151       863    953
Investments.........................................      --        --       2
                                                        -----     -----  -----
    Total assets....................................    6,894     6,111  3,137
                                                        =====     =====  =====
Liabilities and partners' funds
Current liabilities:
Accounts payable and accrued liabilities............      718       656    583
Taxation............................................       61        70     67
Other liabilities...................................      747       610    382
Borrowings..........................................      149       111      9
                                                        -----     -----  -----
    Total current liabilities.......................    1,675     1,447  1,041
Deferred tax liability..............................      --        --     --
Other long term liabilities.........................      --        --     --
Partners' funds:
Partners' balances and other reserves...............    5,062     4,762  1,909
Effects of cumulative translation adjustments.......      157       (98)   187
                                                        -----     -----  -----
    Total partners' funds...........................    5,219     4,664  2,096
                                                        -----     -----  -----
    Total liabilities and partners' funds...........    6,894     6,111  3,137
                                                        =====     =====  =====

                         JONES LANG WOOTTON - SCOTLAND

                             NOTES TO THE ACCOUNTS

                  Years ended 31 December 1997, 1996 and 1995
              (US $ in thousands, except where stated otherwise)


 Profit and loss accounts:

                               Unaudited nine Unaudited nine
                                months ended   months ended
                                30 September   30 September
                                    1998           1997      1997  1996  1995
                               -------------- -------------- ----- ----- -----
Revenue:
Operating revenue.............     6,587          6,366      9,042 5,618 4,894
Interest revenue..............       123             56        102    57    35
Other income..................        73             52         98    86    89
                                   -----          -----      ----- ----- -----
  Total revenue...............     6,783          6,474      9,242 5,761 5,018
Operating expenses:
Compensation and benefits.....     1,995          1,628      2,301 1,973 1,814
Operating, administrative and
 other........................     1,274            901      1,539 1,430 1,278
Merger-related non-recurring
 charges......................       219            --         --    --    --
Depreciation and
 amortisation.................       208            167        284   206   281
                                   -----          -----      ----- ----- -----
  Total operating expenses....     3,696          2,696      4,124 3,609 3,373
                                   -----          -----      ----- ----- -----
Operating income..............     3,087          3,778      5,118 2,152 1,645
Interest expense..............         7             10         12    13     6
                                   -----          -----      ----- ----- -----
Earnings before provision for
 income tax...................     3,080          3,768      5,106 2,139 1,639
Provision for income taxes....        25             34         46    36    43
                                   -----          -----      ----- ----- -----
Net earnings after taxation
 before minority interest.....     3,055          3,734      5,060 2,103 1,596
Minority interest.............       --             --         --    --    --
                                   -----          -----      ----- ----- -----
Net income....................     3,055          3,734      5,060 2,103 1,596
                                   =====          =====      ===== ===== =====

  The following reclassifications have been made between the UK GAAP balance sheets and the US GAAP balance sheets.

 Trade receivables

  Included in trade receivables are the following balances:

                                                      Unaudited
                                                  30 September 1998 1997  1996
                                                  ----------------- ----- -----
   Trade debtors................................        2,156       2,094 1,152
   Unbilled fee income..........................           21         120   188
   Work in progress.............................          185         128    69
                                                        -----       ----- -----
   Trade receivables reported in accordance with
    US GAAP.....................................        2,362       2,342 1,409
                                                        =====       ===== =====

  Unbilled fee income is included in prepayments and accrued income in the UK GAAP balance sheet.

 Other current liabilities

  Other current liabilities comprises:

                                                      Unaudited
                                                  30 September  1998 1997 1996
                                                  ------------------ ---- ----
   Other creditors...............................        265          80   28
   Other taxes...................................        482         530  354
                                                         ---         ---  ---
   Other current liabilities reported in
    accordance with US GAAP......................        747         610  382
                                                         ===         ===  ===

  Other taxes include social security, payroll taxes, value added and other sales taxes, which under UK GAAP are included in taxation and social security. Under US GAAP, taxation includes only the corporate tax liabilities.

                      JONES LANG WOOTTON - IRISH PRACTICE

                         COMBINED FINANCIAL STATEMENTS

                  Years ended 31 December 1997, 1996 and 1995

                INDEPENDENT AUDITORS' REPORT TO THE PARTNERS OF

                      JONES LANG WOOTTON - IRISH PRACTICE

  We have audited the accompanying combined balance sheets of Jones Lang Wootton - Irish Practice as of 31 December 1997 and 1996, the related combined profit and loss accounts, combined statements of cash flows, combined statements of total recognised gains and losses and combined statements of movements in partners' funds for each of the years in the three year period ended 31 December 1997. These combined financial statements are the responsibility of the Partners. Our responsibility is to express an opinion on these combined financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in Ireland and the United Kingdom and the United States of America. Those standards require that we plan and perform audits to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Jones Lang Wootton - Irish Practice as of 31 December 1997 and 1996, and the results of its operations and its cash flows for each of the years in the three year period ended 31 December 1997, in conformity with accounting principles generally accepted in Ireland and the United Kingdom.

  Accounting principles generally accepted in Ireland and the United Kingdom vary in certain significant respects from accounting principles generally accepted in the United States of America. Application of accounting principles generally accepted in the United States of America would have affected the results of operations for each of the years in the three year period ended 31 December 1997 and the determination of partners' funds as of 31 December 1997 and 1996 to the extent summarised in Notes 19 and 20 to the combined financial statements.

Deloitte & Touche
Chartered Accountants and Registered
 Auditors
Dublin
24 November 1998

                      JONES LANG WOOTTON - IRISH PRACTICE

                       COMBINED PROFIT AND LOSS ACCOUNTS

                  Nine months ended 30 September 1998 and 1997
                and Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)

                                 Unaudited nine    Unaudited nine
                                  months ended      months ended
                          Notes 30 September 1998 30 September 1997  1997    1996    1995
                          ----- ----------------- ----------------- ------  ------  ------
Fee Income..............              8,663             6,282        9,223   9,466   6,953
Administrative
 expenses...............             (4,248)           (4,015)      (5,420) (5,421) (5,258)
Merger-related non-
 recurring charges......               (575)              --           --      --      --
                                     ------            ------       ------  ------  ------
Operating Profit........              3,840             2,267        3,803   4,045   1,695
Profit on disposal of
 tangible fixed assets..                --                 13           13     --        5
                                     ------            ------       ------  ------  ------
Profit on ordinary
 activities before
 interest...............              3,840             2,280        3,816   4,045   1,700
Interest receivable.....                 38                23           78      21     --
Interest payable and
 similar charges........                (38)              (57)         (60)    (82)    (21)
                                     ------            ------       ------  ------  ------
Profit on ordinary
 activities before
 taxation...............     2        3,840             2,246        3,834   3,984   1,679
Tax on profit on
 ordinary activities....     4          --                --            (4)     (4)    --
                                     ------            ------       ------  ------  ------
Profit after taxation...              3,840             2,246        3,830   3,980   1,679
                                     ======            ======       ======  ======  ======
Distributable to:
Former partners and
 dependents.............                 89                99          135      87      48
Proprietary partners--
 transferred to
 partners' funds........    14        3,751             2,147        3,695   3,893   1,631
                                     ======            ======       ======  ======  ======

  All activities derive from continuing operations.

                      JONES LANG WOOTTON - IRISH PRACTICE

                            COMBINED BALANCE SHEETS

          As at 30 September 1998 and as at 31 December 1997 and 1996
               (US$ in thousands, except where stated otherwise)

                                                  Unaudited
                                        Notes 30 September 1998  1997    1996
                                        ----- ----------------- ------  ------
Fixed Assets
Tangible assets.......................     5        1,288        1,443   1,220
                                                    -----       ------  ------
Current Assets
Work in progress......................     6          --           --      --
Debtors and prepayments...............     7        3,909        2,611   2,438
Cash at bank and in hand..............              1,852          676   1,211
                                                    -----       ------  ------
                                                    5,761        3,287   3,649
Creditors: (Amounts falling due within
 one year)............................     8        2,182       (1,288) (1,549)
                                                    -----       ------  ------
Net current assets....................              3,579        1,999   2,100
                                                    -----       ------  ------
  Total assets less current
   liabilities........................              4,867        3,442   3,320
Creditors: (Amounts falling due after
 more than one year)..................     9         (156)        (247)   (441)
                                                    -----       ------  ------
                                                    4,711        3,195   2,879
                                                    =====       ======  ======
Partners' Funds
Revaluation reserve...................    14          285          285     --
Foreign exchange translation reserve..    14          (47)        (275)    204
Partner balances......................    14        3,336        3,185   2,675
Provision for annuitants..............    14        1,137          --      --
                                                    -----       ------  ------
                                                    4,711        3,195   2,879
                                                    =====       ======  ======

                      JONES LANG WOOTTON - IRISH PRACTICE

            COMBINED STATEMENTS OF TOTAL RECOGNISED GAINS AND LOSSES

                  Nine months ended 30 September 1998 and 1997
                and Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)

                           Unaudited nine    Unaudited nine
                            months ended      months ended
                          30 September 1998 30 September 1997 1997   1996  1995
                          ----------------- ----------------- -----  ----- -----
Profit distributable to:
  Proprietary partners..        3,751             2,147       3,695  3,893 1,631
  Former partners and
   dependents...........           89                99         135     87    48
                                -----             -----       -----  ----- -----
                                3,840             2,246       3,830  3,980 1,679
Unrealised surplus on
 revaluation of
 leasehold interest.....          --                --          299    --    --
Foreign exchange
 translation
 difference.............          228              (397)       (479)   142    62
                                -----             -----       -----  ----- -----
    Total recognised
     gains and losses...        4,068             1,849       3,650  4,122 1,741
                                =====             =====       =====  ===== =====

              COMBINED STATEMENTS OF MOVEMENTS IN PARTNERS' FUNDS

                  Nine months ended 30 September 1998 and 1997
                and Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)

                           Unaudited nine    Unaudited nine
                            months ended      months ended
                          30 September 1998 30 September 1997  1997    1996    1995
                          ----------------- ----------------- ------  ------  ------
Opening funds...........        3,195             2,879        2,879   1,297   1,609
Profit for the periods..        3,751             2,147        3,695   3,893   1,631
Drawings................       (2,466)           (2,215)      (3,308) (2,499) (2,038)
Cash introduced.........            3               --           123      46      33
Unrealised surplus on
 revaluation of
 leasehold interest.....          --                --           285     --      --
Foreign exchange
 translation
 difference.............          228              (397)        (479)    142      62
                               ------            ------       ------  ------  ------
Closing funds...........        4,711             2,414        3,195   2,879   1,297
                               ======            ======       ======  ======  ======

                      JONES LANG WOOTTON - IRISH PRACTICE

                       COMBINED STATEMENTS OF CASH FLOWS

                  Nine months ended 30 September 1998 and 1997
                and Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)

                                 Unaudited nine    Unaudited nine
                                  months ended      months ended
                          Notes 30 September 1998 30 September 1997  1997    1996    1995
                          ----- ----------------- ----------------- ------  ------  ------
Net cash inflow from op-
 erating activities.....    11        3,730             2,402        3,531   4,856   2,379
                                     ------            ------       ------  ------  ------
Returns on investments
 and servicing of fi-
 nance
Interest received.......                 38                23           78      21     --
Interest paid...........                (16)              (24)         (18)    (18)    (18)
Interest element of fi-
 nance lease rental pay-
 ments..................                (22)              (33)         (42)    (64)     (3)
                                     ------            ------       ------  ------  ------
Net cash
 (outflow)/inflow from
 returns on investments
 and servicing of
 finance................                --                (34)          18     (61)    (21)
                                     ------            ------       ------  ------  ------
Taxation
Corporation tax paid....                --                --            (7)    --      --
                                     ------            ------       ------  ------  ------
Tax paid................                --                --            (7)    --      --
                                     ------            ------       ------  ------  ------
Capital expenditure and
 financial investment
Payments to acquire tan-
 gible fixed assets.....                (77)             (536)        (556)    (97)   (420)
Receipts from sales of
 tangible fixed assets..                 25                69           79       9      28
                                     ------            ------       ------  ------  ------
Net cash outflow from
 capital expenditure and
 financial investment...                (52)             (467)        (477)    (88)   (392)
                                     ------            ------       ------  ------  ------
Distributions
Partners' drawings less
 cash introduced........             (2,463)           (2,215)      (3,185) (2,453) (2,005)
Former partners and de-
 pendents...............                (89)              (99)        (135)    (87)    (48)
                                     ------            ------       ------  ------  ------
Net cash outflow from
 distributions..........             (2,552)           (2,314)      (3,320) (2,540) (2,053)
                                     ------            ------       ------  ------  ------
Net cash
 inflow/(outflow) before
 financing..............              1,126              (413)        (255)  2,167     (87)
                                     ------            ------       ------  ------  ------
Financing
Capital element of fi-
 nance lease rental pay-
 ments..................                (92)              (89)        (118)   (114)    (76)
                                     ------            ------       ------  ------  ------
Net cash outflow from
 financing..............                (92)              (89)        (118)   (114)    (76)
                                     ------            ------       ------  ------  ------
Increase/(decrease) in
 cash...................    13        1,034              (502)        (373)  2,053    (163)
                                     ======            ======       ======  ======  ======

                      JONES LANG WOOTTON - IRISH PRACTICE

                  NOTES TO THE COMBINED FINANCIAL STATEMENTS

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)

1. ACCOUNTING POLICIES

 Description of business

  Jones Lang Wootton - Irish Practice, provides advice on all aspects of commercial real estate. Substantially all of the turnover arises from services provided in the Republic of Ireland.

 Accounting convention

  The combined financial statements have been prepared under the historical cost convention, as modified by the revaluation of an operating leasehold interest, and in accordance with accounting principles generally accepted in Ireland and the United Kingdom.

 Basis of combination

  The combined financial statements represent a combination of the financial statements of the Irish Partnership of Jones Lang Wootton and two corporate entities being, Utrillo Limited and Jones Lang Wootton Property Management Services. These corporate entities are under the common control and management of the Irish Partnership of Jones Lang Wootton - Irish Practice.

  Transactions and balances in respect of property management services, including monies held on behalf of clients and staff costs of certain staff employed on behalf of property management clients are not reflected within the financial statements.

 Interim information

  The financial information as at 30 September 1998 and for the nine month periods ended 30 September 1998 and 1997 are unaudited. In the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the financial information for these interim periods have been included. The results for the periods ended 30 September 1998 and 1997 are not necessarily indicative of the results to be obtained for the full fiscal years.

 Partners' remuneration

  Remuneration of proprietary partners, including pension contributions and remuneration payable by corporate entities, is treated as partners' drawings and not charged in determining the profit for the year.

  Remuneration of salaried partners is included within administration expenses. Amounts owing to or from salaried partners are included within creditors and debtors.

 Fee income

  Revenue is recognised upon substantial completion of the underlying engagement.

 Depreciation

  Depreciation is provided on tangible assets using the following rates:

   Leasehold property                      --                    Period of lease
   Office furniture and fittings           --                    12 1/2% straight line
   Motor vehicles                          --                    25% reducing balance
   Computer and other
    equipment                              --                    25% straight line

                      JONES LANG WOOTTON - IRISH PRACTICE

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


 Taxation

  Corporation tax is provided on the taxable profits of the corporate entities. The taxation payable on partnership profit is a personal liability of the partners and no current or deferred taxation is provided on the profits attributable to the partners.

 Deferred taxation

  Deferred taxation is provided at the anticipated tax rates on timing differences arising from the inclusion of items of income and expenditure in tax computations in periods different from those in which they are included in financial statements to the extent that it is probable that a liability or asset will crystallise in the future.

 Work in progress

  Work in progress is included in respect of engagements which are not dependent on future events and which have not been substantially completed. Work in progress is valued at the lower of cost, including attributable overheads, and net realisable value.

 Leased assets

  Assets held under finance leases are capitalised at their fair value on the inception of the leases and depreciated over their estimated useful lives. The finance charges are allocated over the period of the lease in proportion to the capital element outstanding.

  Operating lease rentals are charged to profit and loss in equal amounts over the lease term.

 Pension costs

  Eligible employees participate in defined benefit pension schemes, the assets of which are held in separate trustee administered funds. Costs are charged to the profit and loss account so as to spread the cost over the service lives of the participating employees.

 Foreign exchange

  The functional currency is Irish pounds and the transactions are recorded in Irish pounds. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the rates at that date. Transactions in foreign currencies are recorded at the rate ruling at the date of the transaction, all differences being dealt with in the profit and loss account.

  The reporting currency for the purposes of these financial statements is the United States dollar. The Irish pound combined financial statements have been translated using the closing rate of exchange for the balance sheet and the weighted average rate of exchange for the profit and loss account and movements in partners funds. The opening partners' funds have been translated using the rate at 1 January 1995. All differences arising as a result of translation have been taken directly to the foreign exchange translation reserve.

                      JONES LANG WOOTTON - IRISH PRACTICE

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


2. PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION

                                                             1997  1996  1995
                                                             ----- ----- -----
   The profit is stated after crediting:
    Rents receivable........................................    57    61    61
                                                             ----- ----- -----
   and charging:
   Depreciation:
    --own assets............................................   224   132   168
    --assets held under finance leases......................   129   134    21
   Interest payable and similar charges:
    --bank overdraft........................................    18    18    18
    --finance charges on leased assets......................    42    64     3
   Operating lease charges..................................   261   282   280
                                                             ===== ===== =====

3. STAFF COSTS

                                                             1997  1996  1995
                                                             ----- ----- -----
   Wages and salaries....................................... 2,899 2,975 2,833
   Social security costs....................................   251   240   218
   Pension costs............................................   169   190   244
                                                             ----- ----- -----
                                                             3,319 3,405 3,295
                                                             ===== ===== =====
   Comprising:
    Jones Lang Wootton & Jones Lang Wootton Property
     Management Services.................................... 2,440 2,520 2,409
    Utrillo Limited.........................................   879   885   886
                                                             ----- ----- -----
                                                             3,319 3,405 3,295
                                                             ===== ===== =====
   Average number of employees:
   (excluding proprietary partners)                           No.   No.   No.
   --------------------------------                          ----- ----- -----
   Technical and administration:
    Jones Lang Wootton & Jones Lang Wootton Property
     Management Services....................................    47    46    47
    Utrillo Limited.........................................    36    36    36
                                                             ----- ----- -----
                                                                83    82    83
                                                             ===== ===== =====

                      JONES LANG WOOTTON - IRISH PRACTICE

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


4. TAXATION ON PROFIT ON ORDINARY ACTIVITIES

                                                                  1997 1996 1995
                                                                  ---- ---- ----
Based on the profit for the year:
Corporation tax on corporate entities............................   4    4  --
                                                                  ===  ===  ===

  No taxation is provided on the profits of the partnership in accordance with the accounting policies as such taxation is a personal liability of the partners.

  There are no differences which give rise to material deferred tax timing differences.

5. TANGIBLE FIXED ASSETS

                                          Office    Computers
                               Motor    Furniture   and other Leasehold
                              Vehicles and Fittings Equipment Interest  Total
                              -------- ------------ --------- --------- -----
Cost or valuation
At 1 January 1996............    337      1,384        758       --     2,479
Additions....................    192        108         55       --       355
Disposals....................    (48)      (412)      (107)      --      (567)
Foreign exchange translation
 differences.................     26         65         41       --       132
                                ----      -----       ----       ---    -----
At 31 December 1996..........    507      1,145        747       --     2,399
Additions....................    386         79         91       --       556
Disposals....................   (216)       --          (1)      --      (217)
On revaluation...............    --         --         --        285      285
Foreign exchange translation
 differences.................    (88)      (185)      (122)      --      (395)
                                ----      -----       ----       ---    -----
At 31 December 1997..........    589      1,039        715       285    2,628
                                ----      -----       ----       ---    -----
Accumulated depreciation
At 1 January 1996............    176        711        517       --     1,404
Charge for year..............     60        127         79       --       266
Disposals....................    (34)      (417)      (107)      --      (558)
Foreign exchange translation
 differences.................     12         27         28       --        67
                                ----      -----       ----       ---    -----
At 31 December 1996..........    214        448        517       --     1,179
Charge for year..............    124        136         93       --       353
Disposals....................   (151)       --         --        --      (151)
Foreign exchange translation
 differences.................    (32)       (77)       (87)      --      (196)
                                ----      -----       ----       ---    -----
At 31 December 1997..........    155        507        523       --     1,185
                                ----      -----       ----       ---    -----
Net book value
At 31 December 1997
Cost.........................    434        532        192       --     1,158
Valuation....................    --         --         --        285      285
                                ----      -----       ----       ---    -----
                                 434        532        192       285    1,443
                                ====      =====       ====       ===    =====
At 31 December 1996..........    293        697        230       --     1,220
                                ====      =====       ====       ===    =====

                      JONES LANG WOOTTON - IRISH PRACTICE

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


  The leasehold premises, which are held under an operating lease, were valued as at 31 December 1997 by Harrington Bannon, Chartered Valuation Surveyors, on an open market value basis reflecting existing use.

  The net book value of fixed assets includes an amount of US$380 (1996 :
US$578) in respect of assets held under finance leases.

6. WORK IN PROGRESS

  There is no material work in progress at the balance sheet dates.

7. DEBTORS

                                                                 1997   1996
                                                                 -----  -----
   Trade debtors................................................ 1,481  1,455
   Prepayments and accrued income............................... 1,130    983
                                                                 -----  -----
                                                                 2,611  2,438
                                                                 =====  =====

8. CREDITORS: (Amounts falling due within one year)

                                                                 1997   1996
                                                                 -----  -----
   Bank overdraft...............................................    19      8
   Taxation and social security.................................   328    457
   Accruals.....................................................   816    950
   Obligations under finance leases (note 10)...................   125    134
                                                                 -----  -----
                                                                 1,288  1,549
                                                                 =====  =====

9. CREDITORS: (Amounts falling due after more than one year)

                                                                 1997   1996
                                                                 -----  -----
   Obligations under finance leases (note 10)...................   247    441
                                                                 =====  =====

10. LEASE OBLIGATIONS

  Net lease obligations to third parties under finance leases were as follows:

                                                                 1997   1996
                                                                 -----  -----
   The minimum lease payments to which the practice was
    committed at 31 December were as follows:
     Due within one year........................................   151    181
     Due within two to five years...............................   268    498
                                                                 -----  -----
                                                                   419    679
   Less: Interest allocated to future periods...................   (47)  (104)
                                                                 -----  -----
                                                                   372    575
                                                                 =====  =====
   The leases expire:
     Within one year............................................   125    134
     After more than one year...................................   247    441
                                                                 -----  -----
                                                                   372    575
                                                                 =====  =====

                      JONES LANG WOOTTON - IRISH PRACTICE

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


  At 31 December 1997 there were commitments to make annual payments of US$249 in respect of an operating lease on a property, which expires after five years. Under the terms of the lease the annual rental payments are due for review on 1 November 1999.

11. RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW FROM OPERATING ACTIVITIES

                                                             1997   1996   1995
                                                             -----  -----  -----
   Operating profit......................................... 3,803  4,045  1,695
   Depreciation.............................................   353    266    189
   (Increase)/decrease in debtors...........................  (586)  (157)    82
   (Decrease)/increase in creditors.........................   (39)   702    413
                                                             -----  -----  -----
   Net cash inflow from operating activities................ 3,531  4,856  2,379
                                                             =====  =====  =====

12. ANALYSIS OF NET FUNDS

                                    Cash   Exchange        Cash  Exchange
                             1995   flow   movement 1996   flow  movement 1997
                            ------  -----  -------- -----  ----  -------- ----
   Cash in hand and at
    bank...................     17  1,139     55    1,211  (360)   (175)   676
   Overdraft...............   (912)   914    (10)      (8)  (13)      2    (19)
                            ------  -----    ---    -----  ----    ----   ----
                              (895) 2,053     45    1,203  (373)   (173)   657
   Finance leases..........   (401)  (145)   (29)    (575)  118      85   (372)
                            ------  -----    ---    -----  ----    ----   ----
   Total................... (1,296) 1,908     16      628  (255)    (88)   285
                            ======  =====    ===    =====  ====    ====   ====

13. RECONCILIATION OF NET CASH FLOW TO MOVEMENT IN NET FUNDS

                                                           1997   1996    1995
                                                           ----  ------  ------
   (Decrease)/increase in cash in the year................ (373)  2,053    (163)
   Cash outflow from decrease in lease financing..........  118     113      75
                                                           ----  ------  ------
   Change in net funds resulting from cash flows.......... (255)  2,166     (88)
   New finance leases.....................................  --     (258)   (403)
   Translation difference.................................  (88)     16     (21)
                                                           ----  ------  ------
   Movement in net funds in the year...................... (343)  1,924    (512)
   Net funds at start of year.............................  628  (1,296)   (784)
                                                           ----  ------  ------
   Net funds at end of year...............................  285     628  (1,296)
                                                           ====  ======  ======

                      JONES LANG WOOTTON - IRISH PRACTICE

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


14. PARTNERS' FUNDS

                               Foreign
                              exchange                        Provision
                             translation Revaluation Partners    for
                              reserves    reserves   balances annuitants Total
                             ----------- ----------- -------- ---------- ------
   At 1 January 1995.......      --          --        1,609      --      1,609
   Profit for year.........      --          --        1,631      --      1,631
   Partners drawings net of
    cash introduced........      --          --       (2,005)     --     (2,005)
   Foreign exchange
    translation
    differences............       62         --          --       --         62
                                ----         ---      ------    -----    ------
   At 31 December 1995.....       62         --        1,235      --      1,297
   Profit for year.........      --          --        3,893      --      3,893
   Partners drawings net of
    cash introduced........      --          --       (2,453)     --     (2,453)
   Foreign exchange
    translation
    differences............      142         --          --       --        142
                                ----         ---      ------    -----    ------
   At 31 December 1996.....      204         --        2,675      --      2,879
   Profit for year.........      --          --        3,695      --      3,695
   Partners drawings net of
    cash introduced........      --          --       (3,185)     --     (3,185)
   Foreign exchange
    translation
    differences............     (479)        --          --       --       (479)
   Unrealised surplus on
    revaluation of
    leasehold interest.....      --          285         --       --        285
                                ----         ---      ------    -----    ------
   At 31 December 1997.....     (275)        285       3,185      --      3,195
   Profit for nine months..      --          --        3,751      --      3,751
   Partners drawings net of
    cash introduced........      --          --       (2,463)     --     (2,463)
   Foreign exchange
    translation
    differences............      228         --          --       --        228
   Provision for
    annuitants.............      --          --       (1,137)   1,137       --
                                ----         ---      ------    -----    ------
   At 30 September 1998....      (47)        285       3,336    1,137     4,711
                                ====         ===      ======    =====    ======

15. COMMITMENTS

  The partnership has commitments to a former partner and a dependent of a former partner to pay annuities. The annuities are dependent on, and calculated on, profits for each year. In the case of the dependent the annuity also depends on the life span of the annuitant. No provision is included in the financial statements for any annuities payable in subsequent years based on profits of subsequent years as they cannot be determined with reasonable accuracy. Subsequent to 31 December 1997 a conditional agreement has been reached with annuitants for US$1,137. This agreement is conditional upon the completion of the merger with LaSalle Partners.

16. PENSION COMMITMENTS

  Jones Lang Wootton Partnership and Utrillo Limited operate separate defined benefit schemes, which provide benefits based on final pensionable salaries for eligible employees and salaried partners.

  The contributions are based on the advice of independent actuaries obtained at three yearly intervals, using the attained age method of funding.

  The last actuarial valuation of the partnership pension scheme was at 1 January 1998. The principal assumption in the valuation was that, over the long term, the net return on investments will exceed the future salary increases by 2% per annum. The actuarial report of the partnership scheme disclosed that the actuarial

                      JONES LANG WOOTTON - IRISH PRACTICE

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)

value of the scheme's assets was US$3,148 and the actuarial accrued liability was US$1,647. The standard contribution rate as a percentage of salaries is 14.2%. The actuary has recommended that the future contribution rate until the next triennial valuation be 4% of salaries.

  The last actuarial valuation of the Utrillo Limited scheme was at 1 August 1996. The principal assumption was that, over the long term, the net return on investments would exceed future salary increases by 2% per annum. The Utrillo Limited actuarial report disclosed that the actuarial value of the scheme's assets was US$138 and the actuarial accrued liability was US$87. The actuary recommended a funding rate of 9.6% of the pensionable salaries until the next triennial valuation.

  The following are reflected in the financial statements:

                                                                1997 1996 1995
                                                                ---- ---- ----
   Pension costs............................................... 169  190  244
                                                                ===  ===  ===
   Prepaid pension costs included in prepayments and accrued
    income.....................................................  70   53
                                                                ===  ===
   Accrued pension costs included in accruals.................. --   --
                                                                ===  ===

17. RELATED PARTY DISCLOSURES

  Trade debtors includes US$41 (1996 : US$40) due from Jones Lang Wootton English partnership.

  The English partnership of Jones Lang Wootton share, through their UK representatives, as Irish proprietary partners in the profits of the combined entities. Included within partners funds are amounts attributable to the English partnership in respect of their profit share.

18. INFORMATION REGARDING CORPORATE ENTITIES

  The corporate entities which are wholly owned and controlled by Jones Lang Wootton - Irish Practice are :

                                          Country of
Company                                  Incorporation        Activity
-------                                  -------------        --------
Utrillo Limited.........................    Ireland    Staff services provider
Jones Lang Wootton Property Management                 Property management
 Services...............................    Ireland    services provider
JLW Financial Services Limited..........    Ireland    Dormant company
JLW Limited.............................    Ireland    Dormant company
Jones Lang Wootton Limited..............    Ireland    Dormant company

19. SIGNIFICANT DIFFERENCES BETWEEN IRISH/UK GAAP AND US GAAP

  The combined financial statements are prepared in accordance with Irish/UK GAAP which differs in certain significant respects from US GAAP. Ireland and the UK adopt common accounting standards. The principal differences that affect the combined profit for the years and the partners' funds are explained below and the approximate effect is shown below the explanations.

                      JONES LANG WOOTTON - IRISH PRACTICE

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


Pensions

  Under Irish/UK GAAP, pension costs are accounted for in accordance with the rules set out in Standard Statement of Accounting Practice No. 24, where the expected cost of providing pensions, as calculated by actuaries, is charged to the profit and loss so as to spread the cost of pensions over the service lives of the employees under the scheme. The differences between Irish/UK GAAP and US GAAP occur primarily in the way the actuarial assumptions are made and the methods used to calculate market values for the pension plan assets. The adjustment under US GAAP relates to the recognition of the pension surplus over the expected working lifetime of active members after taking account of the transition asset arising upon adoption of the US Financial Accounting Standards Board's Statement of Financial Accounting Standard No. 87.

Revaluation of assets

  Irish/UK GAAP permits tangible fixed assets to be recorded at a valuation, with depreciation charged to the profit and loss account based on revalued amounts. Under US GAAP there is a specific requirement for tangible fixed assets to be recorded at cost.

Deferred taxation

  Under Irish/UK GAAP, taxation is provided for at the anticipated tax rates on timing differences arising from the inclusion of income and expenditure in tax computations in periods different from those in which they are included in financial statements to the extent that it is probable that a liability or asset will crystallise in the future. Under US GAAP, deferred taxation is provided for on all temporary differences under the liability method subject to a valuation allowance on deferred tax assets where applicable.

Effect On Differences

  The effect on profit in the combined financial statements of significant differences between Irish/UK GAAP and US GAAP is as follows:

                                 Unaudited    Unaudited
                                nine months  nine months
                                   ended        ended
                                30 September 30 September
                                    1998         1997     1997   1996   1995
                                ------------ ------------ -----  -----  -----
   Profit after taxation under
    Irish/UK GAAP..............    3,840        2,246     3,830  3,980  1,679
   Adjustments:
     Employee pension costs....      188          159       209    175    151
     Depreciation..............       14          --        --     --     --
     Deferred taxation.........      (65)         (57)      (76)   (65)   (55)
                                   -----        -----     -----  -----  -----
   Net earnings as reported in
    accordance with US GAAP....    3,977        2,348     3,963  4,090  1,775
                                   =====        =====     =====  =====  =====

                      JONES LANG WOOTTON - IRISH PRACTICE

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


  The effect on partners' funds of significant differences between Irish/UK GAAP and US GAAP is as follows:

                                                      Unaudited
                                                     nine months
                                                        ended
                                                     30 September
                                                         1998     1997   1996
                                                     ------------ -----  -----
   Partners' funds in accordance with Irish/UK
    GAAP...........................................     4,711     3,195  2,879
   Adjustments:
     Unrealised surplus on revaluation of leasehold
      interest and amortisation....................      (284)     (285)   --
     Employee pension costs........................     1,020       784    694
     Deferred taxation.............................      (355)     (273)  (239)
                                                        -----     -----  -----
   Partners' funds as reported in accordance with
    US GAAP........................................     5,092     3,421  3,334
                                                        =====     =====  =====

Combined statements of cash flows

  The combined statements of cash flows prepared under Irish/UK GAAP differ in certain presentational respects from the format required under Statement of Cash Flows ("SFAS") 95. Under Irish/UK GAAP, a reconciliation of operating profit to cash flows from operating activities is presented in a note, and cash paid for interest and income taxes are presented separately from cash flows from operating activities.

  Under SFAS 95, cash flows from operating activities are based on net profit, include interest and income taxes, and are presented on the face of the statement.

  Summary combined cash flow information as presented in accordance with SFAS
95:

                              Unaudited    Unaudited
                             nine months  nine months
                                ended        ended
                             30 September 30 September
                                 1998         1997      1997    1996    1995
                             ------------ ------------ ------  ------  ------
   Cash was provided by
    (used in):
     Operating activities...     3,730        2,368     3,542   4,795   2,358
     Investing activities...       (52)        (467)     (477)    (88)   (392)
     Financing activities...    (2,595)      (2,401)   (3,425) (3,568) (1,956)
                                ------       ------    ------  ------  ------
   Net increase/(decrease)
    in cash.................     1,083         (500)     (360)  1,139      10
   Exchange movement........        93         (148)     (175)     55     --
   Cash at the beginning of
    the period..............       676        1,211     1,211      17       7
                                ------       ------    ------  ------  ------
   Cash at the end of the
    period..................     1,852          563       676   1,211      17
                                ======       ======    ======  ======  ======

                      JONES LANG WOOTTON - IRISH PRACTICE

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


  A reconciliation between the combined statement of cash flows presented in accordance with Irish/UK GAAP and US GAAP is set out below:

                               Unaudited    Unaudited
                              nine months  nine months
                                 ended        ended
                              30 September 30 September
                                  1998         1997      1997    1996    1995
                              ------------ ------------ ------  ------  ------
Operating activities:
  Net cash inflow from
   operating activities
   (Irish/UK GAAP)..........      3,730        2,402     3,531   4,856   2,379
  Interest received.........         38           23        78      21     --
  Interest paid.............        (16)         (24)      (18)    (18)    (18)
  Interest element of
   finance lease rentals....        (22)         (33)      (42)    (64)     (3)
  Tax paid..................        --           --         (7)    --      --
                                 ------       ------    ------  ------  ------
Net cash provided by
 operating activities (US
 GAAP)......................      3,730        2,368     3,542   4,795   2,358
                                 ======       ======    ======  ======  ======
Investing activities:
  Net cash outflow from
   capital expenditure
   (Irish/UK GAAP)..........        (52)        (467)     (477)    (88)   (392)
                                 ------       ------    ------  ------  ------
Net cash provided by (used
 in) in investing activities
 (US GAAP)..................        (52)        (467)     (477)    (88)   (392)
                                 ======       ======    ======  ======  ======
Financing activities:
  Net cash outflow from
   financing (Irish/UK
   GAAP)....................        (92)         (89)     (118)   (114)    (76)
  Partners drawings.........     (2,552)      (2,314)   (3,320) (2,540) (2,053)
  Increase/(decrease) in
   overdraft................         49            2        13    (914)    173
                                 ------       ------    ------  ------  ------
Net cash used in financing
 activities (US GAAP).......     (2,595)      (2,401)   (3,425) (3,568) (1,956)
                                 ======       ======    ======  ======  ======

                      JONES LANG WOOTTON - IRISH PRACTICE

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


20. BALANCE SHEET AND PROFIT AND LOSS ACCOUNT UNDER US GAAP

  The following combined balance sheet and profit and loss accounts have been prepared in accordance with US GAAP and reflect the adjustments detailed in
Note 19:

 Balance sheet

                                                      Unaudited
                                                     30 September
                                                         1998     1997   1996
                                                     ------------ -----  -----
Assets
Current assets
Cash and cash equivalents...........................    1,852       676  1,211
Trade receivables, net..............................    3,584     2,387  2,265
Prepaid expenses....................................      236       154    120
                                                        -----     -----  -----
  Total current assets..............................    5,672     3,217  3,596
Property and equipment, at cost, less accumulated
 depreciation of US$1,185 and US$1,179 in 1997 and
 1996, respectively ................................    1,004     1,158  1,220
Other non current assets............................    1,109       853    746
                                                        -----     -----  -----
  Total assets......................................    7,785     5,228  5,562
                                                        =====     =====  =====
Liabilities and partners' funds
Current liabilities
Accounts payable and accrued liabilities............    1,491       702    912
Taxation............................................      --        --       4
Other liabilities...................................      117        61     51
Employee entitlements...............................      502       505    574
Borrowings..........................................       72        20      8
                                                        -----     -----  -----
  Total current liabilities.........................    2,182     1,288  1,549
Deferred tax liability..............................      355       273    238
Other long term liabilities.........................      156       246    441
                                                        -----     -----  -----
  Total liabilities.................................    2,693     1,807  2,228
                                                        =====     =====  =====
Partners' balances..................................    4,032     3,743  3,099
Foreign exchange translation reserve................      (77)     (322)   235
Provision for annuitants............................    1,137       --     --
                                                        -----     -----  -----
  Total partners' funds.............................    5,092     3,421  3,334
                                                        =====     =====  =====
    Total liabilities and partners' funds...........    7,785     5,228  5,562
                                                        =====     =====  =====

                      JONES LANG WOOTTON - IRISH PRACTICE

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


 Income Statement

                                    Unaudited    Unaudited
                                   nine months  nine months
                                      ended        ended
                                   30 September 30 September
                                       1998         1997     1997  1996  1995
                                   ------------ ------------ ----- ----- -----
Revenue
Operating revenue.................    8,663        6,282     9,223 9,466 6,953
Interest revenue..................       38           23        78    21   --
                                      -----        -----     ----- ----- -----
  Total revenue...................    8,701        6,305     9,301 9,487 6,953
                                      -----        -----     ----- ----- -----
Operating expenses
Compensation and benefits.........    2,429        2,335     3,110 3,230 3,144
Operating, administrative and
 other............................    1,365        1,242     1,735 1,750 1,769
Merger-related nonrecurring
 charges..........................      575          --        --    --    --
Depreciation......................      252          266       353   266   189
                                      -----        -----     ----- ----- -----
  Total operating expenses........    4,621        3,843     5,198 5,246 5,102
                                      -----        -----     ----- ----- -----
Operating income..................    4,080        2,462     4,103 4,241 1,851
Interest expense..................       38           57        60    82    21
                                      -----        -----     ----- ----- -----
Earnings before provision for
 taxation.........................    4,042        2,405     4,043 4,159 1,830
Provision for income tax..........      --           --          4     4   --
Deferred taxation expense.........       65           57        76    65    55
                                      -----        -----     ----- ----- -----
Net earnings......................    3,977        2,348     3,963 4,090 1,775
                                      =====        =====     ===== ===== =====

  In addition to the adjustments made as presented in Note 19, the following reclassifications have been made between the Irish/UK GAAP balance sheet and the US GAAP balance sheet in note 20 to the accounts.

 Trade receivables:

  Included in trade receivables are the following balances:

                                                       Unaudited
                                                      30 September
                                                          1998     1997  1996
                                                      ------------ ----- -----
   Trade debtors.....................................    3,357     1,481 1,455
   Unbilled fee income...............................      227       906   810
   Work in progress..................................      --        --    --
                                                         -----     ----- -----
   Trade receivables reported in accordance with US
    GAAP.............................................    3,584     2,387 2,265
                                                         =====     ===== =====

  Unbilled fee income is included in prepayments and accrued income in the Irish/UK GAAP balance sheet.

 Other non-current assets:

  Other non-current assets in the US GAAP balance sheet comprises the pension scheme asset under US GAAP.

                      JONES LANG WOOTTON - IRISH PRACTICE

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


 Other current liabilities:

                                                         Unaudited
                                                        30 September
                                                            1998     1997 1996
                                                        ------------ ---- ----
   Other current liabilities comprise:
     Obligations under finance leases..................      136     125  134
     Other creditors...................................      922     249  325
     Other taxes.......................................      433     328  453
                                                           -----     ---  ---
   Other current liabilities reported in accordance
    with US GAAP.......................................    1,491     702  912
                                                           =====     ===  ===

  Other taxes include social security, payroll taxes, value added tax, which under Irish/UK GAAP are included in taxation and social security. Under US GAAP, taxation includes only the corporate tax liabilities.

                           JLW ASIA HOLDINGS LIMITED

                              FINANCIAL STATEMENTS

                  Years ended 31 December 1997, 1996 and 1995

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors of JLW Asia Holdings Limited

  We have audited the accompanying Group balance sheets of JLW Asia Holdings Limited and subsidiaries as of 31 December 1997 and 1996, and the related Group profit and loss accounts, Group statements of total recognised gains and losses, reconciliations of shareholders' funds and cash flows for each of the years in the three-year period ended 31 December 1997. These Group financial statements are the responsibility of the Group's management. Our responsibility is to express an opinion on these Group financial statements based on our audits. We did not audit the financial statements of JLW Property Consultants Pte Ltd and its subsidiaries, a wholly-owned subsidiary, which statements reflect total assets constituting 20 percent and 27 percent in 1997 and 1996, respectively, and total turnover constituting 21 percent, 25 percent and 26 percent in 1997, 1996, and 1995, respectively, of the related Group totals. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for JLW Property Consultants Pte Ltd and its subsidiaries, is based solely on the report of the other auditors.

  We conducted our audits in accordance with auditing standards generally accepted in Hong Kong, which are substantially equivalent to auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, based on our audits and the report of the other auditors, the Group financial statements referred to above present fairly, in all material respects, the financial position of JLW Asia Holdings Limited and subsidiaries as of 31 December 1997 and 1996, and the results of their operations and their cash flows for each of the years in the three-year period ended 31 December 1997, in conformity with generally accepted accounting principles in the United Kingdom as explained in note 1 to the financial statements.

  Accounting principles generally accepted in the United Kingdom vary in certain significant respects from accounting principles generally accepted in the United States. Application of accounting principles generally accepted in the United States would have affected results of operations for each of the years in the three-year period ended 31 December 1997 and shareholders' funds as of 31 December 1997 and 1996, to the extent summarized in note 22 to the Group financial statements.

KPMG Peat Marwick
Certified Public Accountants
Hong Kong
12 November 1998

                           JLW ASIA HOLDINGS LIMITED

                         GROUP PROFIT AND LOSS ACCOUNTS

                  Nine months ended 30 September 1998 and 1997
                and years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)

                                Unaudited    Unaudited
                               nine months  nine months
                                  ended        ended        31        31        31
                               30 September 30 September December  December  December
                          Note     1998         1997       1997      1996      1995
                          ---- ------------ ------------ --------  --------  --------
Fee Income..............    2     42,381       60,322     76,796    65,371    63,936
Administrative
 expenses...............         (36,091)     (47,383)   (61,821)  (54,157)  (52,156)
Merger-related non-
 recurring charges......          (3,331)         --         --        --        --
Fees, salaries and
 allowances in respect
 of profit sharing
 arrangements...........    6     (3,262)      (4,995)    (4,430)   (3,383)   (4,255)
Other operating income..             960        1,445      2,087     2,190     1,059
Income from interest in
 associated
 undertaking............    8         56          143        369       752       --
                                 -------      -------    -------   -------   -------
Operating Profit........    3        713        9,532     13,001    10,773     8,584
Profit/(loss) on sale of
 fixed assets...........             (24)          53         62       207        (2)
Bank interest
 receivable.............              72          155        293       192       382
Interest payable........            (219)         (69)      (225)     (482)     (323)
                                 -------      -------    -------   -------   -------
Profit on ordinary
 activities before
 taxation...............             542        9,671     13,131    10,690     8,641
Tax on profit on
 ordinary activities....    5       (737)      (1,592)    (2,162)   (1,467)     (880)
                                 -------      -------    -------   -------   -------
Profit/(loss) for the
 period.................            (195)       8,079     10,969     9,223     7,761
Retained profit as at
 beginning of period....   16     12,716       16,554     16,554    14,971    19,593
Distributions in respect
 of profit sharing
 arrangements...........    6     (1,889)      (7,871)   (14,807)   (7,640)  (12,383)
                                 -------      -------    -------   -------   -------
Retained profit as at
 end of period..........   16     10,632       16,762     12,716    16,554    14,971
                                 =======      =======    =======   =======   =======

  All activities derive from continuing operations.

                           JLW ASIA HOLDINGS LIMITED

                              GROUP BALANCE SHEETS

                30 September 1998 and 31 December 1997 and 1996
               (US$ in thousands, except where stated otherwise )

                                                 Unaudited      31       31
                                                30 September December December
                                           Note     1998       1997     1996
                                           ---- ------------ -------- --------
Fixed Assets
Tangible assets...........................   7      4,913      5,111    6,104
Interest in associated undertaking........   8        384        597      567
                                                   ------     ------   ------
                                                    5,297      5,708    6,671
                                                   ------     ------   ------
Current Assets
Debtors...................................   9     23,201     20,194   27,700
Cash at bank and in hand..................          3,691      8,743    6,172
                                                   ------     ------   ------
                                                   26,892     28,937   33,872
Creditors: amounts falling due within one
 year.....................................  10     19,511     20,072   20,452
                                                   ------     ------   ------
Net current assets........................          7,381      8,865   13,420
                                                   ------     ------   ------
  Total assets less current liabilities...         12,678     14,573   20,091
Creditors: amounts falling due after more
 than one year............................  11      1,815      1,649    3,386
Deferred taxation.........................  14        231        193      151
                                                   ------     ------   ------
                                                   10,632     12,731   16,554
                                                   ======     ======   ======
Capital and Reserves
Called up share capital...................  15        --         --       --
Exchange fluctuation reserve..............  16        --          15      --
Profit and loss account...................  16     10,632     12,716   16,554
                                                   ------     ------   ------
Equity shareholders' funds................         10,632     12,731   16,554
                                                   ======     ======   ======

                           JLW ASIA HOLDINGS LIMITED

                           GROUP CASH FLOW STATEMENTS

                  Nine months ended 30 September 1998 and 1997
                and years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise )

                                 Unaudited    Unaudited
                                nine months  nine months
                                   ended        ended        31        31       31
                                30 September 30 September December  December December
                          Note      1998         1997       1997      1996     1995
                          ----  ------------ ------------ --------  -------- --------
Net cash (outflow)/
 inflow from operating
 activities.............  17(a)    (1,650)      11,224     20,694     8,929   12,752
Returns on investments
 and servicing of
 finance
Finance lease charges...             (124)         (83)      (107)     (349)    (254)
Interest received.......               72          155        293       192      382
Interest paid...........             (219)         (69)      (225)     (482)    (323)
                                   ------       ------    -------    ------  -------
                                   (1,921)      11,227     20,655     8,290   12,557
Taxation
Tax paid................           (1,796)        (465)      (877)   (1,060)  (2,163)
                                   ------       ------    -------    ------  -------
                                   (3,717)      10,762     19,778     7,230   10,394
Capital expenditure and
 financial investment
Payments to acquire
 fixed assets...........             (492)        (557)      (744)   (2,563)  (1,173)
Receipts from sales of
 fixed assets...........              202          285        320     1,478    1,031
                                   ------       ------    -------    ------  -------
                                   (4,007)      10,490     19,354     6,145   10,252
Equity dividends paid
Distributions in respect
 of profit sharing
 arrangements paid......           (1,889)      (7,871)   (14,807)   (7,640) (12,383)
Management of liquid re-
 sources
Decrease/(increase) in
 short term deposits....  17(b)     5,489         (850)    (2,684)    2,048    3,351
                                   ------       ------    -------    ------  -------
Net cash flow before fi-
 nancing................             (407)       1,769      1,863       553    1,220
Financing
New long-term loans.....  17(b)       --           --         --      1,220      --
Repayment of long-term
 loans..................  17(b)      (305)        (444)      (820)      --       (43)
Repayments of capital
 elements of finance
 lease rentals..........  17(b)    (1,161)        (946)    (1,494)   (1,574)  (1,238)
                                   ------       ------    -------    ------  -------
(Decrease)/increase in
 cash...................  17(c)    (1,873)         379       (451)      199      (61)
                                   ======       ======    =======    ======  =======

                           JLW ASIA HOLDINGS LIMITED

             GROUP STATEMENTS OF TOTAL RECOGNISED GAINS AND LOSSES

                  Nine months ended 30 September 1998 and 1997
                and years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)

                               Unaudited    Unaudited
                              nine months  nine months
                                 ended        ended        31       31       31
                              30 September 30 September December December December
                         Note     1998         1997       1997     1996     1995
                         ---- ------------ ------------ -------- -------- --------
                                              8,079
Profit for the period...          (195)                  10,969   9,223    7,761
Exchange difference on
 retranslation of
 net assets.............  16       (15)         122          15     (15)      15
                                  ----        -----      ------   -----    -----
Total recognised gains
 and losses relating to
 the period.............          (210)       8,201      10,984   9,208    7,776
                                  ====        =====      ======   =====    =====

                     RECONCILIATION OF SHAREHOLDERS' FUNDS

                  Nine months ended 30 September 1998 and 1997
                and years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)

                                Unaudited    Unaudited
                               nine months  nine months
                                  ended        ended        31        31       31
                               30 September 30 September December  December December
                          Note     1998         1997       1997      1996     1995
                          ---- ------------ ------------ --------  -------- --------
Total recognised gains
 and losses.............            (210)       8,201     10,984     9,208    7,776
Distributions in respect
 of profit
 sharing arrangements...    6     (1,889)      (7,871)   (14,807)   (7,640) (12,383)
                                  ------       ------    -------    ------  -------
Total movements during
 the period.............          (2,099)         330     (3,823)    1,568   (4,607)
Shareholders' funds at
 beginning of period....   16     12,731       16,554     16,554    14,986   19,593
                                  ------       ------    -------    ------  -------
Shareholders' funds at
 end of period..........   16     10,632       16,884     12,731    16,554   14,986
                                  ======       ======    =======    ======  =======

                           JLW ASIA HOLDINGS LIMITED

                    NOTES TO THE GROUP FINANCIAL STATEMENTS

                  Years ended 31 December 1997, 1996 and 1995
              (US$ in thousands, unless except stated otherwise)

1. ACCOUNTING POLICIES

 Description of business

  JLW Asia Holdings Limited, through its operational subsidiaries, provides a full range of advisory, transactional and asset management services to a wide variety of local and international clients in almost every industry and service sector for all types of real estate. The Group's main geographical markets are Hong Kong, Singapore and Thailand, where a full range of services are provided. The Group also operates in Philippines, PRC, Vietnam and Myanmar, and earns significant income in the form of a technical services fee by providing a full range of services in Indonesia.

 Basis of preparation

  The accounts are prepared under the historical cost convention.

  The accounts are prepared in accordance with accounting principles generally accepted in the United Kingdom and comply with applicable United Kingdom accounting standards. The accounts do not necessarily contain all disclosures required by the Companies Acts.

  These accounts were approved by the Board of Directors on 12 November 1998.

 Interim information

  The Group's financial statements as of 30 September 1998 and for the nine-month period then ended are unaudited, however, in the opinion of management, include all adjustments (consisting solely of normal recurring accruals) necessary for the presentation of the financial position and results of operations for the interim period. The results for the nine-month period ended 30 September 1998 are not necessarily indicative of the results to be obtained for the full year.

 Basis of consolidation

  The Group accounts consolidate the accounts of JLW Asia Holdings Limited and all its subsidiary undertakings as at 31 December 1997 and 1996 and 30 September 1998, and for the years ended 31 December 1997, 1996, and 1995, and the nine months ended 30 September 1998 and 1997. The Group's financial statements include the accounts of all majority-owned and controlled subsidiaries in which the group has more than a 50% voting equity interest.

  JLW Australia Pty. Limited, a member of the JLW Holdings Pty. Limited Group owns 10% of the voting shares of Jones Lang Wootton Limited and JLW Property Consultants Pte Limited. It also owns one "E" share in Jones Lang Wootton Limited. Although JLW Australia Pty. Limited owns these shares any participation in the profits of either Jones Lang Wootton Limited and JLW Property Consultants Pte Limited are totally at the discretion of JLW Asia Holdings Limited management. These accounts are under the common control and management of JLW Asia Holdings Limited and therefore consolidate 100% of the results and net assets of these subsidiary undertakings and do not recognise any minority interest. Management of JLW Australia Pty. Limited have confirmed that this minority interest will be excluded from the consolidated accounts of JLW Holdings Pty. Limited for the year ended 31 December 1997, 1996 and 1995 and the nine months ended 30 September 1998 and 1997.

  The Group has a dominant influence over the control and voting rights in the board of JLW (Thailand) Limited. For this reason, the company is accounted for as a subsidiary company of JLW Asia Holdings Limited. The Group's legal shareholding in this company is 49%. The Group has full control over the company.

                           JLW ASIA HOLDINGS LIMITED

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


  The Group accounts include the Group's in substance beneficial ownership share of the profits and net assets of the JLW Transact Group on an equity accounting basis.

  On the acquisition of a business, including an interest in an associated undertaking, fair values are attributed to the Group's share of net tangible assets. Where the cost of acquisition differs from the values attributable to such net assets, the difference is treated as purchased goodwill and is written off directly to reserves in the year of acquisition.

  The profit or loss on the disposal of a previously acquired business includes the attributable amount of any purchased goodwill relating to that business.

 Fee income

  Revenue is recognised upon substantial completion of the underlying contract, excluding VAT where applicable. All trading arises from the provision by the Group companies of advice on all aspects of commercial real estate and other services, including property management and related services.

 Depreciation

  Depreciation is provided annually on the cost less residual value of various categories of fixed assets on a straight-line basis using the following rates:

   Motor vehicles.................................... 20%
   Office furniture and equipment.................... 20%
   Computer equipment................................ 25%-33 1/3%
   Leasehold improvements............................ Over the term of the lease

 Taxation

  Taxation is provided on the taxable profits of the companies within the Group.

 Deferred taxation

  Deferred taxation is provided on timing differences, arising from the different treatment of items for accounts and taxation purposes, which are expected to reverse in the future and give rise to a tax liability, calculated at rates at which it is estimated that tax will arise.

 Investments

  Investments are stated at cost less provision for any permanent diminution in value.

 Leases

  Assets held under finance leases are capitalised at their fair value on the inception of the leases and depreciated over their estimated useful lives. The finance charges are allocated over the period of the lease in proportion to the capital element outstanding.

  Operating lease rentals are charged to income in equal amounts over the lease term.

                           JLW ASIA HOLDINGS LIMITED

                  Years ended 31 December 1997, 1996 and 1995
           (US$ dollars in thousands, except where stated otherwise)


 Foreign exchange

  Transactions denominated in foreign currencies are translated into the reporting currency at the rates ruling at the dates of the transactions. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the rates ruling at that date. These translation differences are dealt with in the profit and loss account.

  The functional currencies of JLW Asia Holdings Limited and its subsidiaries and associate undertaking are each of their respective local currencies. For purposes of preparing the Group financial statements, gains or losses that result from translating each of these financial statements expressed in their functional currency to United States dollars, the reporting currency of the Group, are included as a separate component of capital and reserves and entitled "Exchange fluctuation reserve".

 Profit sharing arrangements

  The entitlement to cash distributions in respect of profit sharing arrangements are recognised as and when they become payable (note 6).

2. TURNOVER AND SEGMENTAL ANALYSIS

  Turnover represents letting and sales commissions, valuation, project, management and other consulting fees. The directors are of the opinion that these activities are closely linked and not subject to significantly different risks or rates of growth. As a result it would not be meaningful to analyse the Group's results into classes of business.

  The Group operates within different geographical markets and turnover and Group profit/(loss) and net assets are analysed as follows:

 30 September 1998 (unaudited)

                                                Hong
                                                Kong  Singapore Others  Total
                                               ------ --------- ------  ------
   Turnover................................... 32,141   8,109    2,131  42,381
                                               ======   =====   ======  ======
   Profit / (loss) on ordinary activities
    before taxation...........................  1,463     415   (1,336)    542
                                               ======   =====   ======  ======
   Net assets.................................  6,955   1,325    2,352  10,632
                                               ======   =====   ======  ======

 30 September 1997 (unaudited)

                                                 Hong
                                                 Kong  Singapore Others Total
                                                ------ --------- ------ ------
   Turnover.................................... 40,300  11,848   8,174  60,322
                                                ======  ======   =====  ======
   Profit on ordinary activities before
    taxation...................................  6,715     701   2,255   9,671
                                                ======  ======   =====  ======

                           JLW ASIA HOLDINGS LIMITED

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


 31 December 1997

                                             Hong Kong Singapore Others Total
                                             --------- --------- ------ ------
   Turnover.................................  51,864    16,545   8,387  76,796
                                              ======    ======   =====  ======
   Profit on ordinary activities before
    taxation................................   8,754     1,459   2,918  13,131
                                              ======    ======   =====  ======
   Net assets...............................   5,832     1,184   5,715  12,731
                                              ======    ======   =====  ======

 31 December 1996

                                             Hong Kong Singapore Others Total
                                             --------- --------- ------ ------
   Turnover.................................  37,325    16,142   11,904 65,371
                                              ======    ======   ====== ======
   Profit on ordinary activities before
    taxation................................   3,614     1,063    6,013 10,690
                                              ======    ======   ====== ======
   Net assets...............................   6,150     1,788    8,616 16,554
                                              ======    ======   ====== ======

 31 December 1995

                                             Hong Kong Singapore Others Total
                                             --------- --------- ------ ------
   Turnover.................................  35,918    16,416   11,602 63,936
                                              ======    ======   ====== ======
   Profit on ordinary activities before
    taxation................................   1,667     1,864    5,110  8,641
                                              ======    ======   ====== ======

3. OPERATING PROFIT

  Operating profit is stated after charging:

                              Unaudited    Unaudited
                             nine months  nine months
                                ended        ended        31       31       31
                             30 September 30 September December December December
                                 1998         1997       1997     1996     1995
                             ------------ ------------ -------- -------- --------
   Depreciation of owned
    assets.................       388          447        593      513      506
   Depreciation of assets
    held under finance
    leases and hire
    purchase contracts.....     1,119        1,052      1,331    1,350    1,329
   Finance lease charges...       124           83        107      349      254
   Operating lease rentals
    --land and buildings...     6,112        6,121      6,816    6,501    6,285
    --plant and machinery..       335          108        287       31      --
                                =====        =====      =====    =====    =====

                           JLW ASIA HOLDINGS LIMITED

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


4. DIRECTORS' REMUNERATION

  Emoluments of the directors were as follows:

                            Unaudited    Unaudited
                           nine months  nine months
                              ended        ended        31       31       31
                           30 September 30 September December December December
                               1998         1997       1997     1996     1995
                           ------------ ------------ -------- -------- --------
Fees, salaries and
 allowances in respect of
 profit sharing
 arrangements.............    1,023        2,112      2,412    1,624    2,842
Benefits..................      491          482        772      881    1,132
                              -----        -----      -----    -----    -----
                              1,514        2,594      3,184    2,505    3,974
                              =====        =====      =====    =====    =====

5. TAX ON PROFIT ON ORDINARY ACTIVITIES

  The taxation charge is made up as follows:

                            Unaudited    Unaudited
                           nine months  nine months
                              ended        ended        31       31       31
                           30 September 30 September December December December
                               1998         1997       1997     1996     1995
                           ------------ ------------ -------- -------- --------
Provision for tax on
 profits.................      680         1,437      2,012    1,165     868
(Over)/under provision in
 respect of prior year...      --            --         (47)      (1)      6
                               ---         -----      -----    -----     ---
                               680         1,437      1,965    1,164     874
Deferred taxation (note
 14).....................       38            85         77      125       6
                               ---         -----      -----    -----     ---
                               718         1,522      2,042    1,289     880
Associated undertaking
 (note 8)................       19            70        120      178     --
                               ---         -----      -----    -----     ---
                               737         1,592      2,162    1,467     880
                               ===         =====      =====    =====     ===

  The Group has no liability to UK corporation tax.

6. PROFIT SHARING ARRANGEMENTS

  The profits of the Group are the subject of a profit sharing arrangement whereby management participate in those profits. Cash distributions are made in respect of these arrangements in the following forms:

    (a) Fees, salaries and allowances

    These are paid to management in agreed amounts and in substance are advances in respect of the relevant person's ultimate profit share.

    (b) Distributions

    In substance the distributions totalling US$14,807, US$7,640, US$12,383, US$1,889 and US$7,871 for the years ended 31 December 1997, 1996 and 1995 and the nine months ended 30 September 1998 and 1997 respectively represent cash distributions of profit sharing arrangements for the senior management of the Group. In general these arrangements take the form of a dividend payment by the relevant subsidiary undertaking to the holding company, which pays a corresponding dividend to its "B" shareholder (note 15) who acts as a trustee in respect of the profit sharing arrangements with senior management of the relevant

                           JLW ASIA HOLDINGS LIMITED

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)

  entities and others. These profit sharing arrangements set out the extent to which each relevant member of management will participate in the profits of each relevant entity.

7. TANGIBLE ASSETS

 31 December 1997

                                            Office
                                           furniture
                                Leasehold     and    Computer   Motor
                               improvement equipment equipment vehicles Total
                               ----------- --------- --------- -------- ------
Cost:
At 1 January 1997............     4,578      2,769     2,145    1,572   11,064
Exchange adjustments.........      (160)      (585)      (98)    (212)  (1,055)
Additions....................       308        167       720      525    1,720
Disposals....................         0         (1)      (42)    (667)    (710)
                                  -----      -----     -----    -----   ------
At 31 December 1997..........     4,726      2,350     2,725    1,218   11,019
                                  -----      -----     -----    -----   ------
Depreciation:
At 1 January 1997............     1,800        992     1,578      590    4,960
Exchange adjustments.........       (88)      (334)      (67)     (35)    (524)
Provided during the year.....       928        414       412      170    1,924
Disposals....................         0         (1)      (42)    (409)    (452)
                                  -----      -----     -----    -----   ------
At 31 December 1997..........     2,640      1,071     1,881      316    5,908
                                  =====      =====     =====    =====   ======
Net book value at 31 December
 1997........................     2,086      1,279       844      902    5,111
                                  =====      =====     =====    =====   ======

 31 December 1996

                                            Office
                                           furniture
                                Leasehold     and    Computer   Motor
                               improvement equipment equipment vehicles Total
                               ----------- --------- --------- -------- ------
Cost:
At 1 January 1996............     3,930      2,221     1,961     3,292  11,404
Exchange adjustments.........       (12)         0         4        24      16
Additions....................       665      1,679       469       708   3,521
Disposals....................        (5)    (1,131)     (289)   (2,452) (3,877)
                                  -----     ------     -----    ------  ------
At 31 December 1996..........     4,578      2,769     2,145     1,572  11,064
                                  -----     ------     -----    ------  ------
Depreciation:
At 1 January 1996............       967      1,808     1,535     1,388   5,698
Exchange adjustments.........       (12)         7         3         7       5
Provided during the year.....       873        341       326       323   1,863
Disposals....................       (28)    (1,164)     (286)   (1,128) (2,606)
                                  -----     ------     -----    ------  ------
At 31 December 1996..........     1,800        992     1,578       590   4,960
                                  =====     ======     =====    ======  ======
Net book value at 31 December
 1996........................     2,778      1,777       567       982   6,104
                                  =====     ======     =====    ======  ======

  The net book value of the Group's fixed assets amounted to US$3.5 million and US$4.0 million at 31 December 1997 and 1996 respectively in respect of assets held under finance leases and hire purchase contracts.

                           JLW ASIA HOLDINGS LIMITED

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


8. INTEREST IN ASSOCIATED UNDERTAKING

  These accounts include a share of profits of the JLW Transact Group for the years ended 31 December 1997 and 1996 as follows:

                                                                  31       31
                                                               December December
                                                                 1997     1996
                                                               -------- --------
   Percentage held............................................     35%      35%
   Share of net assets brought forward........................    567      --
   Share of profits before tax................................    369      752
   Share of taxation..........................................   (120)    (178)
   Dividends received.........................................   (218)     --
   Exchange difference........................................     (1)      (7)
                                                                 ----     ----
                                                                  597      567
                                                                 ====     ====

  It should be noted that the above shareholdings of the JLW Transact Group were legally owned by five companies in trust for the proprietors of the JLW Asia Holdings Limited Group. These five companies are owned by the beneficial owners of JLW Asia Holdings Limited. These owners have confirmed that they consider that their shareholdings in the JLW Transact Group are in substance beneficially owned by JLW Asia Holdings Limited and it is therefore appropriate to equity account for the above profits of the JLW Transact Group in the accounts of JLW Asia Holdings Limited.

  The entities which have been combined to calculate the profits and net assets of the JLW Transact Group are as follows:

   Company                                                Place of incorporation
   -------                                                ----------------------
   Jones Lang Wootton Transact Pty Limited............... Australia
   Jones Lang Wootton Transact (VIC) Pty Limited......... Australia
   Jones Lang Wootton Transact (QLD) Pty Limited......... Australia
   JLW Transact Limited.................................. New Zealand
   JLW Transact Limited.................................. Hong Kong
   JLW Transact Pte Limited.............................. Singapore
   JLW Transact (Thailand) Co. Limited................... Thailand

  The business of the JLW Transact Group is consultancy and agency services in respect of hotels.

                           JLW ASIA HOLDINGS LIMITED

                  Years Ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


9. DEBTORS

                                                                 31       31
                                                              December December
                                                                1997     1996
                                                              -------- --------
   Trade debtors.............................................  10,116   13,535
   Investments in transferable corporate club memberships....     365      287
   Amounts owed by related parties...........................   6,807    9,036
   Amounts due from directors................................     --     2,268
   Other debtors.............................................   2,703    2,526
   Prepayments and accrued income............................     203       48
                                                               ------   ------
                                                               20,194   27,700
                                                               ======   ======

  The amounts due from directors do not constitute directors' loans and are of the nature of current accounts.

  There is no amount included above which is due after more than one year from the balance sheet date.

10. CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

                                                                31       31
                                                             December December
                                                        Note   1997     1996
                                                        ---- -------- --------
   Current instalments due on loans....................  12      405      488
   Bank overdraft......................................           10      198
   Obligations under finance leases and hire purchase
    contracts..........................................  13    2,086    1,173
   Trade creditors.....................................        1,035      754
   Amounts owed to related parties.....................        2,534    3,632
   Amounts due to directors............................        1,971    1,242
   Taxation............................................        2,099    1,011
   Other creditors.....................................        4,291    5,841
   Accruals and deferred income........................        5,641    6,113
                                                              ------   ------
                                                              20,072   20,452
                                                              ======   ======

11. CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR

                                                                31       31
                                                             December December
                                                        Note   1997     1996
                                                        ---- -------- --------
   Loans...............................................  12     202      732
   Obligations under finance leases and hire purchase
    contracts..........................................  13   1,447    2,654
                                                              -----    -----
                                                              1,649    3,386
                                                              =====    =====

                           JLW ASIA HOLDINGS LIMITED

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


12. LOANS

                                                               31       31
                                                            December December
                                                       Note   1997     1996
                                                       ---- -------- --------
   Amounts falling due in one year or less or on
    demand............................................  10    405       488
                                                              ---     -----
   Amounts falling due:
     Between one and two years........................        202       488
     Between two and five years.......................        --        244
     In five years or more............................        --        --
                                                              ---     -----
                                                        11    202       732
                                                              ===     =====
                                                              607     1,220
                                                              ===     =====

13. OBLIGATIONS UNDER LEASES AND HIRE PURCHASE CONTRACTS

  Net amounts due under finance leases and hire purchase contracts:

                                                                  31       31
                                                               December December
                                                          Note   1997     1996
                                                          ---- -------- --------
   Amounts payable:
     Within one year.....................................  10   2,086    1,173
     Between two and five years..........................  11   1,447    2,654
                                                                -----    -----
                                                                3,533    3,827
                                                                =====    =====

  Annual commitments under non-cancellable operating leases are as follows:

                                                                  31       31
                                                               December December
                                                                 1997     1996
                                                               -------- --------
   Operating leases which expire:
     Within one year..........................................   1,546    2,475
     Between two and five years...............................  11,673   13,475
     Over five years..........................................     --       --
                                                                ------   ------
                                                                13,219   15,950
                                                                ======   ======

14. DEFERRED TAXATION

                                                                  31       31
                                                               December December
                                                                 1997     1996
                                                               -------- --------
   At beginning of period.....................................   151       25
   Exchange adjustment........................................   (35)       1
   Arising during the period..................................    77      125
                                                                 ---      ---
   At end of period...........................................   193      151
                                                                 ===      ===

  Deferred taxation provided in the accounts represents tax on the excess of depreciation or capital allowances over depreciation. There is no significant unprovided deferred tax.

                           JLW ASIA HOLDINGS LIMITED

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


15. SHARE CAPITAL

                                                                31 December 1997
                                                                    and 1996
                                                                       $
                                                                ----------------
Authorised:
100 "A' class ordinary shares of US$1..........................        100
100 "B' class ordinary shares of US$1..........................        100
100 "C' class ordinary shares of US$1..........................        100
100 "D' class ordinary shares of US$1..........................        100
100 "E' class ordinary shares of US$1..........................        100
100 "F' class ordinary shares of US$1..........................        100
100 "G' class ordinary shares of US$1..........................        100
100 "H' class ordinary shares of US$1..........................        100
100 "I' class ordinary shares of US$1..........................        100
100 "J' class ordinary shares of US$1..........................        100
100 "K' class ordinary shares of US$1..........................        100
100 "L' class ordinary shares of US$1..........................        100
100 "M' class ordinary shares of US$1..........................        100
100 "N' class ordinary shares of US$1..........................        100
100 "O' class ordinary shares of US$1..........................        100
100 "P' class ordinary shares of US$1..........................        100
100 "Q' class ordinary shares of US$1..........................        100
100 "R' class ordinary shares of US$1..........................        100
100 "S' class ordinary shares of US$1..........................        100
100 "T' class ordinary shares of US$1..........................        100
100 "U' class ordinary shares of US$1..........................        100
100 "V' class ordinary shares of US$1..........................        100
100 "W' class ordinary shares of US$1..........................        100
100 "X' class ordinary shares of US$1..........................        100
100 "Y' class ordinary shares of US$1..........................        100
100 "Z' class ordinary shares of US$1..........................        100
400 unclassified ordinary shares of US$1.......................        400
                                                                     -----
                                                                     3,000
                                                                     =====
Allotted, called up and fully paid:
4 "A" class ordinary shares of US$1............................          4
1 "B" class ordinary shares of US$1............................          1
                                                                     -----
                                                                         5
                                                                     =====

  The "A" shares are the only shares in the capital of the company which confer on the holders a right to vote at any general meeting of the company, and any such holders are entitled to one vote for each share held. "A" shares carry no right to any dividend declared or payable. "A" shares carry no right to any participation, over and above repayment of capital, in surplus assets or profits of the company upon a reduction of capital or on a winding up.

  The "B" share carries no voting rights, but is the only share in issue which carries the right to dividend and to the participation in surplus assets or profits upon reduction of capital or on a winding up.

                           JLW ASIA HOLDINGS LIMITED

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


16. RESERVES

                                                    Exchange    Profit
                                                   fluctuation and loss
                                                     reserve   account  Total
                                                   ----------- -------- ------
At 31 December 1995..............................       15      14,971  14,986
Exchange differences on translation of net assets
 and results of Group companies..................      (15)        --      (15)
Retained profit for the year.....................      --        1,583   1,583
                                                      ----      ------  ------
At 31 December 1996..............................      --       16,554  16,554
Exchange differences on translation of net assets
 and results of Group companies..................      122         --      122
Retained loss for the nine-month period..........      --          208     208
                                                      ----      ------  ------
At 30 September 1997.............................      122      16,762  16,884
Exchange differences on translation of net assets
 and results of Group companies..................     (107)        --     (107)
Retained loss for the three-month period.........      --       (4,046) (4,046)
                                                      ----      ------  ------
At 31 December 1997..............................       15      12,716  12,731
Exchange differences on translation of net assets
 and results of Group companies..................      (15)        --      (15)
Retained loss for the nine-month period..........      --       (2,084) (2,084)
                                                      ----      ------  ------
At 30 September 1998.............................      --       10,632  10,632
                                                      ====      ======  ======

17. NOTES TO THE STATEMENT OF CASH FLOWS

 (a) Reconciliation of operating profit to net cash (outflow)/inflow from operating activities

                            Unaudited    Unaudited
                           nine months  nine months
                              ended        ended        31       31       31
                           30 September 30 September December December December
                               1998         1997       1997     1996     1995
                           ------------ ------------ -------- -------- --------
Operating profit.........        713        9,532     13,001   10,773    8,584
Finance lease charges....        124           83        107      349      254
Depreciation.............      1,507        1,499      1,924    1,863    1,835
Income from interest in
 associated undertaking..        (56)        (143)      (369)    (752)     --
Dividend received from
 associated undertaking..        250           81        218      --       --
(Increase) / decrease in
 debtors.................     (3,007)         470      7,506   (3,513)   3,658
Increase / (decrease) in
 trade creditors.........      2,134         (638)    (1,638)  (1,609)     490
(Decrease) / increase in
 accrued expenses and
 deferred income.........     (3,294)          93       (472)   1,802   (2,167)
Exchange difference......        (21)         247        417       16       98
                              ------       ------     ------   ------   ------
Net cash (outflow) /
 inflow from operating
 activities..............     (1,650)      11,224     20,694    8,929   12,752
                              ======       ======     ======   ======   ======

                           JLW ASIA HOLDINGS LIMITED

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


 (b) Analysis of net debt

30 September 1998 (unaudited)

                               At                           Other        At
                            1 January  Cash    Exchange   non-cash  30 September
                              1998     Flow   differences movements     1998
                            --------- ------  ----------- --------- ------------
   Cash at bank and in
    hand...................   3,176      389       29         --        3,594
   Bank overdrafts.........     (10)  (2,262)      (2)        --       (2,274)
                             ------   ------      ---      ------      ------
   Cash....................   3,166   (1,873)      27         --        1,320
   Short term deposits*....   5,567   (5,489)      19         --           97
   Loans...................    (607)     305       (1)        --         (303)
   Finance leases..........  (3,533)   1,161      (60)     (1,022)     (3,454)
                             ------   ------      ---      ------      ------
                              4,593   (5,896)     (15)     (1,022)     (2,340)
                             ======   ======      ===      ======      ======

30 September 1997 (unaudited)

                               At                         Other        At
                            1 January Cash   Exchange   non-cash  30 September
                              1997    Flow  differences movements     1997
                            --------- ----- ----------- --------- ------------
   Cash at bank and in
    hand...................   3,388     327      33        --         3,748
   Bank overdrafts.........    (198)     52     --         --          (146)
                             ------   -----     ---       ----       ------
   Cash....................   3,190     379      33        --         3,602
   Short term deposits*....   2,784     850       4        --         3,638
   Loans...................  (1,220)    444     (23)       --          (799)
   Finance leases..........  (3,827)    946      (5)      (798)      (3,684)
                             ------   -----     ---       ----       ------
                                927   2,619       9       (798)       2,757
                             ======   =====     ===       ====       ======

31 December 1997

                               At                          Other       At
                            1 January Cash    Exchange   non-cash  31 December
                              1997    Flow   differences movements    1997
                            --------- -----  ----------- --------- -----------
   Cash at bank and in
    hand...................   3,388    (639)     427        --        3,176
   Bank overdrafts.........    (198)    188      --         --          (10)
                             ------   -----     ----       ----      ------
   Cash....................   3,190    (451)     427        --        3,166
   Short term deposits*....   2,784   2,684       99        --        5,567
   Loans...................  (1,220)    820     (207)       --         (607)
   Finance leases..........  (3,827)  1,494     (224)      (976)     (3,533)
                             ------   -----     ----       ----      ------
                                927   4,547       95       (976)      4,593
                             ======   =====     ====       ====      ======

                           JLW ASIA HOLDINGS LIMITED

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


31 December 1996

                               At                           Other       At
                            1 January  Cash    Exchange   non-cash  31 December
                              1996     Flow   differences movements    1996
                            --------- ------  ----------- --------- -----------
   Cash at bank and in
    hand...................   3,490      (98)      (4)       --        3,388
   Bank overdrafts.........    (490)     297       (5)       --         (198)
                             ------   ------      ---       ----      ------
   Cash....................   3,000      199       (9)       --        3,190
   Short term deposits*....   4,851   (2,048)     (19)       --        2,784
   Loans...................     --    (1,220)     --         --       (1,220)
   Finance leases..........  (4,437)   1,574       (6)      (958)     (3,827)
                             ------   ------      ---       ----      ------
                              3,414   (1,495)     (34)      (958)        927
                             ======   ======      ===       ====      ======

31 December 1995

                               At                           Other       At
                            1 January  Cash    Exchange   non-cash  31 December
                              1995     Flow   differences movements    1995
                            --------- ------  ----------- --------- -----------
   Cash at bank and in
    hand...................   3,142      393      (45)        --       3,490
   Bank overdrafts.........     (36)    (454)       0         --        (490)
                             ------   ------     ----      ------     ------
   Cash....................   3,106      (61)     (45)        --       3,000
   Short term deposits*....   8,270   (3,351)     (68)        --       4,851
   Loans...................     (43)      43      --          --         --
   Finance leases..........  (3,630)   1,238        4      (2,049)    (4,437)
                             ------   ------     ----      ------     ------
                              7,703   (2,131)    (109)     (2,049)     3,414
                             ======   ======     ====      ======     ======

--------
* Short term deposits are included within cash at bank and in hand in the balance sheet.

                           JLW ASIA HOLDINGS LIMITED

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


 (c) Reconciliation of net cash flow to movement in net debt

                                 Unaudited    Unaudited
                                nine months  nine months
                                   ended        ended        31       31       31
                                30 September 30 September December December December
                          Note      1998         1997       1997     1996     1995
                          ----  ------------ ------------ -------- -------- --------
(Decrease)/increase in
 cash...................           (1,873)        379       (451)      199      (61)
Cash inflow from
 increase in loans......              --          --         --     (1,220)     --
Repayment of long-term
 loans..................              305         444        820       --        43
Repayment of capital
 elements of finance
 lease rentals..........            1,161         946      1,494     1,574    1,238
Cash inflow/(outflow)
 from short term
 deposits...............           (5,489)        850      2,684    (2,048)  (3,351)
                                   ------       -----      -----    ------   ------
Change in net debt
 resulting from cash
 flows..................  17(b)    (5,896)      2,619      4,547    (1,495)  (2,131)
Other...................           (1,022)       (798)      (976)     (958)  (2,049)
Exchange differences....              (15)          9         95       (34)    (109)
                                   ------       -----      -----    ------   ------
Movement in net debt....           (6,933)      1,830      3,666    (2,487)  (4,289)
Net debt at beginning of
 period.................  17(b)     4,593         927        927     3,414    7,703
                                   ------       -----      -----    ------   ------
Net debt at end of
 period.................  17(b)    (2,340)      2,757      4,593       927    3,414
                                   ======       =====      =====    ======   ======

 (d) Major non-cash transactions

  The Group entered into finance lease arrangements in respect of assets with a total capital value at the inception of the leases of US$976, US$958, US$2,049, US$1,022 and US$798 in the years ended 31 December 1997, 1996 and 1995 and the nine month periods ended 30 September 1998 and 1997 respectively.

18. CAPITAL COMMITMENTS

  The Group had no significant capital commitments as at 31 December 1997 and 1996.

19. CONTINGENT LIABILITIES

  In 1996, a legal action has been taken by a customer of JLW (Thailand) Limited in connection with lease agreement and wrongful acts. A compensation of US$890 is being claimed by the customer. The case is still under consideration of the court. The company's management considered that no material liabilities are likely to arise as a result of the legal action and no provision has therefore been made in the accounts.

  In 1997 and the nine months in 1998, the Group has given an indemnity of US$77 and US$71 respectively in respect of a guarantee given by a shareholder relating to banking facilities extended to a related company.

  The Group has been granted a bank guarantee facility which is secured by a lien over a time deposit of US$128, US$149 and US$128 in 1997, 1996 and the nine months in 1998 respectively.

  As of 30 September 1998, the group had a number of Hong Kong employees who have completed the required number of years of service under the Employment Ordinance in Hong Kong (the "Ordinance") to be eligible for long service payments on termination of their employment. The group is only liable to make such

                           JLW ASIA HOLDINGS LIMITED

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)

payments if the termination of employment meets the circumstances which are specified in the Ordinance. Had the employment of all eligible Hong Kong employees been terminated on 30 September 1998 and long service payments been paid under the Ordinance, the maximum potential exposure would have been approximately US$964. No provision has been made in the financial statements as at 30 September 1998. Prior to 1 July 1998, full provision had been made in the financial statements. During the period ended 30 September 1998, US$901 was credited to the profit and loss account to write it back.

20. OTHER RELATED PARTY TRANSACTIONS

  The Group is part of an international organisation of entities operating under the JLW umbrella. It entered into material transactions with related parties as follows:

  JLW Pacific Limited

    During the years ended 31 December 1997, 1996 and 1995, name licence fee of US$2,436, US$1,920 and US$2,065 respectively were payable by the Group to JLW Pacific Limited based on annual percentage of Group's turnover charged to respective Group companies' turnover. The amounts of US$2,202 and US$3,475 remained payable as at 31 December 1997 and 1996 respectively.

  JLW London

    There is an International Board Development Fund established in and held by JLW London for the purposes of financing international projects. Contributions made by the Group during the years ended 31 December 1997, 1996 and 1995 were US$436, US$180 and US$207 respectively.

  PT Procon Indah

    The Group provides technical advisory services to the PT Procon Indah Group in Indonesia. Under a technical advisory services agreement fees were due from PT Procon Indah amounting to US$4,808, US$5,836 and US$4,851 for the years 1997, 1996 and 1995 respectively. The amount of the fees is calculated as a percentage of the net profit after tax of PT Procon Indah and its subsidiaries. The amounts outstanding in respect of such fees as at 31 December 1997 and 1996 were US$5,486 and US$7,170 respectively.

21. SUBSIDIARY UNDERTAKINGS

  The following is a list of JLW Asia Holdings Limited's principal subsidiary undertakings throughout the period covered by these financial statements:

                                                                   Percentage of shareholding
                                                                  ----------------------------
                          Place of       Particulars of issued     Legal  Effective Rights to       Principal
Name of company         incorporation     and paid up capital     holding  holding   dividend       activities
---------------         ------------- --------------------------- ------- --------- ---------- --------------------
JLW Property              Singapore   100 "A" shares of S$1 each     90%     100%   No         Property consulting,
 Consultants Pte Ltd.                 100 "B" shares of S$1 each    --       --     Yes        valuation, property
                                      300 "C" shares of S$1 each    100%     100%   Yes        management and
                                      400 "D" shares of S$1 each    --       --     Yes        agency services
                                      100 "E" shares of S$1 each    --       --     Yes
JLW (Thailand) Limited    Thailand    1,000 "A" preference shares   100%     100%   Yes - 99%  Real estate agency,
                                      of Baht 100 each                                         property consulting
                                      18,600 "A" ordinary shares    100%     100%   Yes - 0.5% and valuation
                                      of Baht 100 each
                                      20,400 "B" ordinary shares    --       100%   Yes - 0.5%
                                      of Baht 100 each
Jones Lang Wootton        Hong Kong   100 "A" shares of HK$1 each    90%     100%   No         Real estate agency,
 Limited                              1 "E" share of HK$1 each      100%     100%   Yes        property consulting
                                      1 "Y" share of HK$1 each      100%     100%   Yes        and valuation

                           JLW ASIA HOLDINGS LIMITED

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


22. SIGNIFICANT DIFFERENCES BETWEEN UKGAAP AND USGAAP

  The Group's accounting policies conform with UKGAAP which differ in certain material respects from USGAAP. Differences that have a significant effect on net profit/(loss) and shareholders' funds are set out below.

 Goodwill arising on consolidation

  Under UKGAAP, positive or negative goodwill arising on acquisition of subsidiaries or associated companies are reflected in reserves in the year of acquisition.

  Under USGAAP, an entity is required to record all purchased identifiable intangible assets prior to allocating any residual difference between purchase consideration and the fair value of net assets acquired to goodwill. Negative goodwill is required to be first applied to reduce the carrying value of long term assets acquired. Any remaining positive or negative goodwill is amortised over its estimated useful life, generally not to exceed 40 years. The effect of this difference was not material to the periods presented.

 Deferred income taxes

  Under UKGAAP, deferred taxation is calculated under the liability method in respect of the taxation effect arising from all timing differences that are expected with reasonable probability to crystallize in the foreseeable future. Tax deferred or accelerated by the effect of timing differences is accounted for to the extent that it is probable that a liability or asset will crystallize. Net deferred tax debits are not carried forward as assets, except to the extent that recoverability is assured beyond reasonable doubt.

  USGAAP generally requires that deferred taxation be provided for all future taxable temporary differences regardless of when reversal is anticipated. The recognition of deferred tax assets on future deductible temporary differences, including tax loss carry forwards, is required if realization of such future benefits is more likely than not. There is no material difference between USGAAP and the Group's treatment of deferred income taxes in accordance with UKGAAP for the periods presented.

 Long service payments

  Under UKGAAP, the Group accrued a liability for severance payments payable upon the involuntary termination of eligible employees in compliance with the local statutory requirements related to its subsidiaries in Hong Kong. This accrual was made for periods ending on or before 30 June 1998.

  Under USGAAP, accrual for involuntary termination benefits may only be recorded as a liability when management commits the Group to a specific plan of termination, such plan is communicated to employees and changes to the plan are unlikely. The tax effect of this difference was not material.

 Consolidation of financial statements of investee companies

  Under UKGAAP, a company is considered a subsidiary if its parent controls the composition of its board of directors, controls more than half of the company's voting power or holds more than half of its share capital. Additionally, an entity is allowed to consolidate the financial statements of a subsidiary company, where the parent company's ability to control the subsidiary's assets and operations is by contract.

                           JLW ASIA HOLDINGS LIMITED

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


  Under USGAAP, consolidation of the financial statements of a subsidiary company into the consolidated financial statements of its parent company is generally required if the parent company has a controlling financial interest in the subsidiary. Ownership of more than 50% of the company's voting shares is normally required to evidence control although in limited circumstances consolidation may be required where the parent owns less than 50% of the company's voting shares in accordance with EITF Issue No. 97-2. As such, JLW (Thailand) Limited would not be consolidated under US GAAP. However, as the investee is in a net loss position and the company has provided for operating losses in excess of its investment and has recognized as an expense 100% of such amounts for both UK GAAP and US GAAP, there is no difference in net income/(loss) or shareholders' funds in accordance with US GAAP for the periods presented.

  Effect on profit for the period of significant differences between UKGAAP and USGAAP is as follows:

                             Unaudited    Unaudited
                            nine months  nine months
                               ended        ended        31       31       31
                            30 September 30 September December December December
                                1998         1997       1997     1996     1995
                            ------------ ------------ -------- -------- --------
Profit/(loss) for the
 period in accordance with
 UKGAAP...................       (195)      8,079      10,969   9,223    7,761
Adjustments:
  Provision for long
   service payments.......       (901)        149         169     130      124
                               ------       -----      ------   -----    -----
Approximate net
 income/(loss) for the
 period in accordance with
 USGAAP...................     (1,096)      8,228      11,138   9,353    7,885
                               ======       =====      ======   =====    =====

  Effect on shareholders' funds of significant differences between UKGAAP and USGAAP is as follows:

                            Unaudited    Unaudited      31       31       31
                           30 September 30 September December December December
                               1998         1997       1997     1996     1995
                           ------------ ------------ -------- -------- --------
Shareholders' funds in
 accordance with UKGAAP..     10,632       16,884     12,731   16,554   14,986
Adjustments:
  Provision for long
   service payments......        --           881        901      732      602
                              ------       ------     ------   ------   ------
Approximate shareholders'
 funds in accordance with
 USGAAP..................     10,632       17,765     13,632   17,286   15,588
                              ======       ======     ======   ======   ======

 Consolidated statements of cash flows

  The consolidated statements of cash flows prepared under UKGAAP differ in certain presentational respects from the format required under Statement of Financial Accounting Standards ("SFAS") No.95. Under UKGAAP, a reconciliation of operating profit to cash flows from operating activities is presented in a note, and cash paid for interest and income taxes are presented separately from cash flows from operating activities.

  Under SFAS No.95, cash flows from operating activities are based on net profit, include interest and income taxes, and are presented on the face of the statement.

                           JLW ASIA HOLDINGS LIMITED

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


  Summary consolidated cash flow information as presented in accordance with SFAS No.95 is as follows:

                             Unaudited    Unaudited
                            nine months  nine months
                               ended        ended
                            30 September 30 September
                                1998         1997      1997     1996    1995
                            ------------ ------------ -------  ------  -------
Cash was provided by (used
 in):
Operating activities......     (3,625)      10,977     20,021   7,347   10,044
Investing activities......       (290)        (272)      (424) (1,085)    (142)
Financing activities......     (1,091)      (9,313)   (17,309) (8,286) (13,210)
                               ------       ------    -------  ------  -------
Net (decrease)/increase in
 cash.....................     (5,006)       1,392      2,288  (2,024)  (3,308)
Exchange movement.........         46           37        526     (28)    (113)
Cash and cash equivalents
 at the beginning of the
 period...................      8,544        5,730      5,730   7,782   11,203
                               ------       ------    -------  ------  -------
Cash and cash equivalents
 at the end of the
 period...................      3,584        7,159      8,544   5,730    7,782
                               ======       ======    =======  ======  =======

  A reconciliation between the statement of cash flows presented in accordance with UKGAAP and USGAAP is set out below:

                              Unaudited    Unaudited
                             nine months  nine months
                                ended        ended
                             30 September 30 September
                                 1998         1997      1997    1996    1995
                             ------------ ------------ ------  ------  ------
Operating activities
Net cash (outflow)/inflow
 from operating activities
 (UKGAAP)...................    (1,650)      11,224    20,694   8,929  12,752
Interest received...........        72          155       293     192     382
Interest paid...............      (219)         (69)     (225)   (482)   (323)
Interest element of finance
 lease rentals..............      (124)         (83)     (107)   (349)   (254)
Other USGAAP adjustments....        92          215       243     117    (350)
Tax paid....................    (1,796)        (465)     (877) (1,060) (2,163)
                               -------       ------    ------  ------  ------
Net cash provided by/(used
 in) operating activities...   (3,625)       10,977    20,021   7,347  10,044
                               =======       ======    ======  ======  ======

                           JLW ASIA HOLDINGS LIMITED

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


                              Unaudited    Unaudited
                             nine months  nine months
                                ended        ended
                             30 September 30 September
                                 1998         1997      1997     1996    1995
                             ------------ ------------ -------  ------  -------
Investing activities
Net cash outflow from
 capital expenditure,
 financial investment and
 acquisitions (UKGAAP).....       (290)        (272)      (424) (1,085)    (142)
                                ------       ------    -------  ------  -------
Net cash used in investment
 activities (USGAAP).......       (290)        (272)      (424) (1,085)    (142)
                                ======       ======    =======  ======  =======
Financing activities
Net cash outflow from
 financing (UKGAAP)........     (1,466)      (1,390)    (2,314)   (354)  (1,281)
Dividend paid..............     (1,889)      (7,871)   (14,807) (7,640) (12,383)
Increase/(decrease) in
 overdraft.................      2,264          (52)      (188)   (292)     454
                                ------       ------    -------  ------  -------
Net cash used in financing
 activities (USGAAP).......     (1,091)      (9,313)   (17,309) (8,286) (13,210)
                                ======       ======    =======  ======  =======

                           JLW ASIA HOLDINGS LIMITED

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


23. BALANCE SHEET AND PROFIT AND LOSS ACCOUNTS UNDER USGAAP.

  The following balance sheets and profit and loss accounts have been prepared in accordance with USGAAP and reflect the adjustments detailed in note 22 to the financial statements and certain other reclassifications.

 Balance sheet

                                                     Unaudited
                                                    30 September
                                                        1998      1997   1996
                                                    ------------ ------ ------
Assets
Current assets
Cash and cash equivalents..........................     3,584     8,544  5,730
Trade receivables, net.............................    11,332     9,518 12,011
Other receivables..................................    10,644    10,657 15,306
Prepaid expenses...................................     2,014       203     48
                                                       ------    ------ ------
  Total current assets.............................    27,574    28,922 33,095
Property and equipment, at cost, less accumulated
 depreciation of $6,507, $5,546 and $4,141 at 30
 September 1998, 31 December 1997 and 1996,
 respectively......................................     4,785     4,977  5,719
Interest in associated undertakings................       --        --     548
Investments........................................       419       346    287
                                                       ------    ------ ------
  Total assets.....................................    32,778    34,245 39,649
                                                       ======    ====== ======
Liabilities and stockholders' equity
Current liabilities
Accounts payable and accrued liabilities...........     3,773     5,742  5,668
Taxation...........................................       806     2,132  1,037
Other liabilities..................................    10,600     8,569 10,615
Borrowings.........................................     4,102     2,392  1,761
                                                       ------    ------ ------
  Total current liabilities........................    19,281    18,835 19,081
Deferred tax liability.............................       231       193    151
Other long term liabilities........................     2,634     1,585  3,131
                                                       ------    ------ ------
  Total liabilities................................    22,146    20,613 22,363
                                                       ------    ------ ------
Stockholders' equity
Issued share capital...............................       --        --     --
Retained earnings..................................    10,632    13,617 17,286
Effects of cumulative translation adjustments......       --         15    --
                                                       ------    ------ ------
  Total stockholders' equity.......................    10,632    13,632 17,286
                                                       ------    ------ ------
    Total liabilities and stockholders' equity.....    32,778    34,245 39,649
                                                       ======    ====== ======

                           JLW ASIA HOLDINGS LIMITED

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


 Profit and loss accounts

                                  Unaudited    Unaudited
                                 nine months  nine months
                                    ended        ended
                                 30 September 30 September
                                     1998         1997      1997   1996   1995
                                 ------------ ------------ ------ ------ ------
Operating revenue..............     40,850       55,759    73,843 59,753 58,120
Other income...................        959        1,471     1,874  1,856  1,032
Interest revenue...............         72          125       293    192    377
Income from interest in
 associated undertakings.......        --           --        --     480    189
                                    ------       ------    ------ ------ ------
  Total revenue................     41,881       57,355    76,010 62,281 59,718
                                    ------       ------    ------ ------ ------
Operating expenses
Compensation and benefits......     23,311       26,327    35,872 29,411 28,070
Operating, administrative and
 other.........................     13,548       18,927    24,135 19,915 20,970
Merger-related non-recurring
 charges.......................      3,331          --        --     --     --
Depreciation and amortization..      1,440        1,335     1,841  1,683  1,610
Loss from interest in
 associated undertakings.......        499          848       604    --     --
                                    ------       ------    ------ ------ ------
  Total operating expenses.....     42,129       47,437    62,452 51,009 50,650
                                    ------       ------    ------ ------ ------
Operating income(loss).........       (248)       9,918    13,558 11,272  9,068
Interest expense...............        194           69       225    426    279
                                    ------       ------    ------ ------ ------
Earnings (loss) before
 provision for income tax......       (442)       9,849    13,333 10,846  8,789
Provision for income taxes.....        616        1,554     2,118  1,368    898
Deferred tax expense...........         38           67        77    125      6
                                    ------       ------    ------ ------ ------
Net income (loss)..............     (1,096)       8,228    11,138  9,353  7,885
                                    ======       ======    ====== ====== ======

                          INDEPENDENT AUDITORS REPORT

The Board of Directors of
JLW Property Consultants
Pte Ltd.

  We have audited the consolidated financial statements of JLW Property Consultants Pte Ltd and its subsidiary companies (the "Company") as of December 31, 1997 and 1996 and the related profit and loss accounts and cash flow statements for each of the years in the three-year period ended December 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in Singapore, the Company's local standards, that are substantially equivalent to auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the overall financial statements presentation.

  In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of JLW Property Consultants Pte Ltd and its subsidiary companies as of December 31, 1996 and 1997, and the results of their operations and their cash flows for each of the years in the three-years period ended December 31, 1997, in conformity with generally accepted accounting principles in Singapore.

Coopers & Lybrand
Certified Public Accountants
Singapore, 12 March 1998

                             JLW AUSTRALASIA GROUP

                              FINANCIAL STATEMENTS

                  Years ended 31 December 1997, 1996 and 1995

               INDEPENDENT AUDITORS' REPORT TO THE DIRECTORS OF
                           JLW HOLDINGS PTY LIMITED

The Board of Directors and Stockholders

  We have audited the combined balance sheets of the "JLW Australasia group" as at 31 December 1996 and 1997, and the related combined profit and loss accounts, combined statements of movements in reserves, total recognized gains and losses and cash flows for each of the years in the three year period ended 31 December 1997 as set out on pages F97 to F119. These combined financial statements are the responsibility of the group's management. Our responsibility is to express an opinion on these combined financial statements.

  We conducted our audits in accordance with auditing standards generally accepted in Australia and in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, these combined financial statements referred to above present fairly, in all material respects, the combined financial position of the "JLW Australasia group" as of 31 December 1996 and 1997, and the combined results of its operations and its cash flows for each of the years in the three year period ended 31 December 1997, in conformity with generally accepted accounting principles in the United Kingdom.

  Accounting principles generally accepted in the United Kingdom vary in certain significant respects from accounting principles generally accepted in the United States. Application of accounting principles generally accepted in the United States would have affected the results of operations and shareholders' equity for each of the years in the three year period ended 31 December 1997, to the extent summarised in Note 22 and Note 23 to the combined financial statements.

ERNST & YOUNG

Sydney
23 November 1998

                             JLW AUSTRALASIA GROUP

                       COMBINED PROFIT AND LOSS ACCOUNTS

                  Nine months ended 30 September 1998 and 1997
                and years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)

                                   Unaudited         Unaudited
                                  nine months       nine months
                                     ended             ended
                          Note 30 September 1998 30 September 1997  1997     1996     1995
                          ---- ----------------- ----------------- -------  -------  -------
Fee Income..............    1        39,462            42,959       60,522   60,281   57,968
Administrative
 expenses...............            (34,560)          (39,660)     (52,833) (56,485) (57,028)
Merger-related non-
 recurring charges......             (2,509)              --           --       --       --
                                    -------           -------      -------  -------  -------
Operating Profit........    2         2,393             3,299        7,689    3,796      940
Investment income.......    3           122             1,316        1,895    1,688    1,035
Interest payable and
 similar charges........    4           (82)             (260)        (340)    (674)    (687)
                                    -------           -------      -------  -------  -------
Profit on ordinary
 activities before
 taxation...............              2,433             4,355        9,244    4,810    1,288
Tax on profit on
 ordinary activities....    5        (2,168)           (1,507)      (2,933)  (1,691)    (322)
                                    -------           -------      -------  -------  -------
Profit on ordinary
 activities after
 taxation...............                265             2,848        6,311    3,119      966
Minority Interests......                --                --           --       --       (54)
                                    -------           -------      -------  -------  -------
Profit for the period...                265             2,848        6,311    3,119      912
Dividends...............                --             (2,096)      (5,290)    (944)    (917)
Profit/(loss) for the
 period, attributable to
 JLW
                                    -------           -------      -------  -------  -------
 Australasia............                265               752        1,021    2,175       (5)
                                    =======           =======      =======  =======  =======

  All activities derive from continuing operations.

                             JLW AUSTRALASIA GROUP

                      STATEMENT OF MOVEMENTS ON RESERVES

Nine months ended 30 September 1998 and years ended 31 December 1997, 1996 and
                                     1995
               (US$ in thousands, except where stated otherwise)

                                                      Foreign
                                                     Exchange    Profit
                                                    Translation and Loss
                                                      Reserve   Account  Total
                                                    ----------- -------- ------
Balance at 1 January 1995..........................      --      3,654    3,654
Loss for the year..................................      --         (5)      (5)
Foreign exchange translation differences...........     (137)      --      (137)
                                                      ------     -----   ------
Balance at 1 January 1996..........................     (137)    3,649    3,512
Profit for the year................................      --      2,175    2,175
Foreign exchange translation differences...........      269       --       269
                                                      ------     -----   ------
Balance at 31 December 1996........................      132     5,824    5,956
Profit for the year................................      --      1,021    1,021
Foreign exchange translation differences...........   (1,198)      --    (1,198)
                                                      ------     -----   ------
Balance at 31 December 1997........................   (1,066)    6,845    5,779
Profit for the period..............................      --        265      265
Foreign exchange translation differences...........     (576)      --      (576)
                                                      ------     -----   ------
Unaudited balance at 30 September 1998.............   (1,642)    7,110    5,468
                                                      ======     =====   ======

  Corporate profit and loss account reserves represent the amounts retained within the corporate entities combined in these accounts.

                             JLW AUSTRALASIA GROUP

                            COMBINED BALANCE SHEETS
                30 September 1998 and 31 December 1997 and 1996
               (US$ in thousands, except where stated otherwise)

                                                Unaudited
                                       Note 30 September 1998  1997     1996
                                       ---- ----------------- -------  -------
Fixed Assets
Tangible assets......................    6        1,336         2,127    3,163
Investments..........................    7          439         1,061      936
                                                 ------       -------  -------
                                                  1,775         3,188    4,099
                                                 ------       -------  -------
Current Assets
Debtors..............................    8       14,987        12,363   14,298
Cash at bank and in hand.............               --          3,719    2,943
                                                 ------       -------  -------
                                                 14,987        16,082   17,241
Creditors: amounts falling due within
 one year............................    9       (8,296)      (10,950) (10,455)
                                                 ------       -------  -------
Net current assets...................             6,691         5,132    6,786
                                                 ------       -------  -------
  Total assets less current
   liabilities.......................             8,466         8,320   10,885
Creditors: amounts falling due after
 more than one year..................   10         (417)         (544)  (2,801)
Provisions for liabilities and
 charges.............................   12       (2,500)       (1,916)  (2,047)
Minority Interests
Equity...............................               --            --       --
                                                 ------       -------  -------
                                                  5,549         5,860    6,037
                                                 ======       =======  =======
Capital and Reserves
Called up share capital..............   19           81            81       81
Foreign exchange translation
 reserve.............................            (1,642)       (1,066)     132
Profit and loss account..............             7,110         6,845    5,824
                                                 ------       -------  -------
Shareholders' Funds--Equity..........             5,549         5,860    6,037
                                                 ======       =======  =======

                             JLW AUSTRALIASIA GROUP

                        COMBINED STATEMENTS OF CASHFLOWS
                  Nine months ended 30 September 1998 and 1997
                and years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)

                                                 Unaudited    Unaudited
                                                nine months  nine months
                                                   ended        ended
                                                30 September 30 September
                                          Note      1998         1997      1997    1996    1995
                                          ----- ------------ ------------ ------  ------  ------
Net cash inflow (outflow) from operating
 activities.............................     13     1,037        6,701    10,151   5,980     466
                                                   ------       ------    ------  ------  ------
Returns on investments and servicing of
 finance
Dividends received......................              135        1,108     1,325     855     958
Interest received.......................               25          101       150      94      77
Interest paid...........................              (13)        (117)     (144)   (436)   (401)
Interest element of finance lease rental
 payments...............................              (69)        (143)     (196)   (238)   (286)
Ordinary dividends paid.................              --        (2,125)   (5,290)   (944)   (917)
                                                   ------       ------    ------  ------  ------
Net cash outflow from returns on
 investments and servicing of finance...               78       (1,176)   (4,155)   (669)   (569)
                                                   ------       ------    ------  ------  ------
Taxation
Tax paid................................           (2,670)      (1,392)   (2,017)   (926) (2,651)
                                                   ------       ------    ------  ------  ------
Capital expenditure and financial in-
 vestment
Payments to acquire tangible fixed as-
 sets...................................              (78)        (791)   (1,055) (1,185) (1,820)
Receipts from sales of tangible fixed
 assets.................................              280          523       426     555     241
Payments to acquire investments.........              --           --        (34)    (48)    --
                                                   ------       ------    ------  ------  ------
Net cash inflow (outflow) from capital
 expenditure and financial investment...              202         (268)     (663)   (678) (1,579)
                                                   ------       ------    ------  ------  ------
Net cash inflow (outflow) before financ-
 ing....................................           (1,353)       3,865     3,316   3,707  (4,333)
                                                   ------       ------    ------  ------  ------
Financing
Capital element of finance lease rental
 payments...............................             (694)        (673)   (1,166)   (279)   (979)
Repayment of related party payables.....              --           --        --      --     (340)
Bank bills drawn/(repaid)...............              --        (2,383)   (2,383)  2,383     --
Funds (to)/from deposit.................           (1,831)      (4,027)    1,009    (773)    --
Proceeds from loan......................              --           --        --      --      --
                                                   ------       ------    ------  ------  ------
Net cash inflow (outflow) from financ-
 ing....................................           (2,525)      (7,083)   (2,540)  1,331  (1,319)
                                                   ------       ------    ------  ------  ------
Increase (decrease) in cash.............  14,15    (3,878)      (3,218)      776   5,038  (5,652)
                                                   ======       ======    ======  ======  ======

                             JLW AUSTRALASIA GROUP

            COMBINED STATEMENTS OF TOTAL RECOGNISED GAINS AND LOSSES

                  Nine months ended 30 September 1998 and 1997
                and years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)

                                   Unaudited    Unaudited
                                  nine months  nine months
                                     ended        ended
                                  30 September 30 September
                                      1998         1997      1997   1996  1995
                                  ------------ ------------ ------  ----- ----
Profit for the period...........       265        2,848      6,311  3,119  912
Currency translation differences
 on foreign currency
 net investments................      (576)        (532)    (1,198)   269 (137)
                                      ----        -----     ------  ----- ----
Total recognised gains and
 losses relating to the year....      (311)       2,316      5,113  3,388  775
                                      ====        =====     ======  ===== ====

          RECONCILIATION OF MOVEMENTS IN COMBINED SHAREHOLDERS' FUNDS

                  Nine months ended 30 September 1998 and 1997
                and years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)

                                Unaudited    Unaudited
                               nine months  nine months
                                  ended        ended
                               30 September 30 September
                                   1998         1997      1997   1996   1995
                               ------------ ------------ ------  -----  -----
Profit for the period.........      265         2,848     6,311  3,119    912
Dividends.....................      --         (2,096)   (5,290)  (944)  (917)
                                  -----        ------    ------  -----  -----
                                    265           752     1,021  2,175     (5)
Other recognised gains and
 losses relating to the
 period.......................     (576)         (532)   (1,198)   269   (137)
                                  -----        ------    ------  -----  -----
Net addition to shareholders'
 funds........................     (311)          220      (177) 2,444   (142)
Opening shareholders' funds...    5,860         6,037     6,037  3,593  3,735
                                  -----        ------    ------  -----  -----
Closing shareholders' funds...    5,549         6,257     5,860  6,037  3,593
                                  =====        ======    ======  =====  =====

                             JLW AUSTRALASIA GROUP

                             NOTES TO THE ACCOUNTS

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)

1. ACCOUNTING POLICIES

 Description of business

  The "JLW Australasia Group", through its operational subsidiaries, provides a full range of advisory, transactional and asset management services to a wide variety of local and international clients in almost every industry and service sector for all types of real estate. The main geographical markets are Australia and New Zealand.

 Accounting convention

  The financial statements are prepared under the historical cost convention and in accordance with accounting standards applicable in the United Kingdom.

 Basis of Compilation

  These accounts have been prepared in order to provide the directors of JLW Holdings Pty Limited ("the Directors") with the results for the three financial years ended 31 December 1997 and financial position of the combined "JLW Australasia Group" as at 31 December 1996 and 1997.

  The "JLW Australasia Group" is defined in note 21. The entities that have been combined are those entities that are subject to common control.

 Basis of Combination

  The financial information has been compiled from the audited financial statements of Jones Lang Wootton Holdings Pty Limited "Australia", the audited financial statements of Jones Lang Wootton Holdings Pty Limited "New Zealand" and the combined JLW Transact group "Transact Group". The companies which form part of these three groups are disclosed in note 21. This information has been compiled as detailed below.

  The results and financial position of Australia and New Zealand have been combined. In doing so, no adjustments have been made to eliminate the share capital of either company. In translating the results and financial positions from foreign currencies, exchange rate movements have been taken to the foreign exchange translation reserve assuming the group commenced operations on 1 January 1995.

  The extent to which companies included in the Transact group have been included varies from year to year. The basis for inclusion is disclosed in note 21.

  JLW Australia Pty Limited, owns 10% of the voting shares of Jones Lang Wootton Limited and JLW Property Consultants Pte Limited. It also owns one "E" share in Jones Lang Wootton Limited. Although JLW Australia Pty Limited own these shares any participation in the profits of either Jones Lang Wootton Limited and JLW Property Consultants Pte Limited are totally at the discretion of JLW Asia Holdings Limited management. Therefore these accounts exclude 100% of the results of these undertakings.

 Interim information

  The combined financial statements as at 30 September 1998 and for the nine month periods ended 30 September 1998 and 1997 are unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the combined financial statements for these interim periods have been included. The results for the periods ended 30 September 1998 and 1997 are not necessarily indicative of the results to be obtained for the full fiscal year.

                             JLW AUSTRALASIA GROUP

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


 Acquisitions and disposals

  On the acquisition of a business, including an interest in an associated undertaking, fair values are attributed to the group's share of net tangible assets. Where the cost of acquisition exceeds the values attributable to such net assets, the difference is treated as purchased goodwill and is written off directly to reserves in the year of acquisition.

  The profit or loss on the disposal of a previously acquired business includes the attributable amount of any purchased goodwill relating to that business.

 Cash

  For the purposes of the statement of cash flows, cash includes cash on hand and in banks, and money market investments readily convertible to cash within 2 working days, net of outstanding bank overdraft.

 Recoverable Amount

  Non-current assets are not revalued to an amount above their recoverable amount, and where carrying values exceed this recoverable amount assets are written down. In determining recoverable amount the expected net cash flows have not been discounted to their present values.

 Non-Current Assets

 Cost and Valuation

  Property, plant and equipment are carried at cost.

  Where assets have been revalued, the potential effect of the capital gains tax on disposal has not been taken into account in the determination of the revalued carrying amount. Where it is expected that a liability for capital gains tax will arise, this expected amount is disclosed by way of note.

  The economic entity does not have a policy for regular revaluation of non-current assets.

 Depreciation

  Depreciation is provided on a straight line basis on all property, plant and equipment, at rates calculated to allocate the cost less estimated residual value at the end of the useful lives of the assets against revenue over those estimated useful lives.

 Employee Entitlements

  Provision is made for annual leave entitlements on the portion of the cumulative balance due that exceeds the annual entitlement of 20 days. Long Service Leave is provided based on amounts vested at balance date. The contributions made to superannuation funds are charged against profits. The economic entity has no legal obligation to provide benefits to employees on retirement.

 Income Recognition

 Property Sales

  Fee income is recognised on exchange of an unconditional contract of sale.

                             JLW AUSTRALASIA GROUP

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)

 Leasing

  Fee income is recognised on the signing of lease agreement of date of occupation.

 Valuation/Consultancy Income

  Fee income is recognised on issue of the report.

 Management Fees

  Fee income is recognised based on the date agreed in signed Management Agreements.

 Foreign Exchange

  Transactions of companies within the group denominated in foreign currencies are translated at the rates ruling at the dates of the transactions. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the rates ruling at that date. These translation differences are dealt with in the profit and loss account.

  The balance sheets of foreign entities are translated at the closing rates of exchange and the profit and loss accounts and cash flow statements at average rates. The differences arising from the translation of the opening net investment in subsidiaries at the closing rates and the profit and loss accounts at average rates are taken direct to reserves.

  The functional currency of the group is the local currency, accordingly its transactions are measured in the local currency and the results are translated upon combination according to the above accounting policy. The reporting currency for the purposes of these financial statements is the United States dollar and the combined financial statements have been translated using the closing rate of exchange for the balance sheet and the weighted average rate of exchange for the profit and loss account. The opening capital and reserves have been translated using the rate at 1 January 1995. All differences arising as a result of this translation have been taken directly to the foreign exchange translation reserve.

 Taxation

  Taxation is provided on the taxable profits of the corporate entities within the group.

 Deferred Taxation

  Deferred taxation is provided using the liability method on all timing differences, including those relating to pensions and other post retirement benefits, to the extent that they are expected to reverse in the future without being replaced, calculated at the rate at which it is anticipated the timing differences will reverse.

 Leases

  Assets held under finance leases are capitalised at their fair value on the inception of the leases and depreciated over their estimated useful lives. The finance charges are allocated over the period of the lease in proportion to the capital element outstanding.

  Operating lease rentals are charged to profit and loss in equal amounts over the lease term.

                             JLW AUSTRALASIA GROUP

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


2. OPERATING PROFIT

                                                            1997   1996   1995
                                                           ------ ------ ------
   Operating profit is stated after including:
   (a) Other operating income:
     Profit/(loss) on sale of tangible fixed assets.......    317    193    109
     Other revenue........................................    129    104     90
                                                           ------ ------ ------
                                                              446    297    199
                                                           ====== ====== ======

   (b) Staff costs:
     Wages and salaries................................... 21,796 23,290 21,963
     Superannuation.......................................  1,541  1,997  1,556
                                                           ------ ------ ------
                                                           23,337 25,287 23,519
                                                           ====== ====== ======

                                                              No.   No.   No.
                                                             ----- ----- -----
   Average number of persons employed:
     Technical and administration...........................   614   630   621
                                                             ===== ===== =====

   (c) Other operating charges:
     Other operating charges include the following:
       Auditor's remuneration...............................   153   154   156
       Other payments to auditors...........................   118   130   124
       Rentals under operating leases.......................
         Other operating leases............................. 2,931 5,271 4,156
                                                             ===== ===== =====

   (d) Depreciation and other amounts written off tangible
    fixed assets:
     Owned assets...........................................   337   361   430
     Assets held under finance leases....................... 1,108 1,032   992
                                                             ===== ===== =====

3. INVESTMENT INCOME

                                                               1997  1996  1995
                                                               ----- ----- -----
   Income from interests in associated companies..............   420   739   --
   Income from related body corporates........................ 1,325   855   958
   Other interest receivable and similar income...............   150    94    77
                                                               ----- ----- -----
                                                               1,895 1,688 1,035
                                                               ===== ===== =====

4. INTEREST PAYABLE AND SIMILAR CHARGES

                                                                  1997 1996 1995
                                                                  ---- ---- ----
   Bank loans, overdrafts and other loans........................ 144  436  401
   Finance charges--finance leases............................... 196  238  286
                                                                  ---  ---  ---
                                                                  340  674  687
                                                                  ===  ===  ===

                             JLW AUSTRALASIA GROUP

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)

5. TAX ON PROFIT ON ORDINARY ACTIVITIES

  The taxation charge is made up of the following:

   Based on the profit for the year                            1997   1996  1995
   --------------------------------                            -----  ----- ----
   Corporate Tax--Australia and New Zealand..................  2,818  1,392  534
   Gain from change in corporate tax rate....................    --     --   (94)
   Corporation tax (over)/under provided in previous year....    (20)   124 (118)
   Associated undertakings...................................    135    175  --
                                                               -----  ----- ----
   Income tax expense attributable to operating profit.......  2,933  1,691  322
                                                               =====  ===== ====

  The corporation tax charge is high due to the incidence of expenditure which does not qualify for tax relief, and due to the non recognition of deferred tax assets. If full provision had been made for deferred tax for the year, the tax charge would have been increased/(decreased) by:

   Deferred tax liability..................................... 331  (81)   25
   Deferred tax asset......................................... (69)  21  (331)
                                                               ---  ---  ----
                                                               262  (60) (306)
                                                               ===  ===  ====

                             JLW AUSTRALASIA GROUP

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


6. TANGIBLE FIXED ASSETS

                                                    Office machinery,
                                            Motor   computer equipment
                                           vehicles    and fixtures    Total
                                           -------- ------------------ ------
   Cost
   At 1 January 1996......................  1,622          5,231        6,853
   Foreign exchange translation differ-
    ences.................................    110            368          478
   Additions..............................     62          1,123        1,185
   Disposals..............................   (354)        (1,004)      (1,358)
                                            -----         ------       ------
   At 31 December 1996....................  1,440          5,718        7,158
   Foreign exchange translation differ-
    ences.................................   (213)        (1,093)      (1,306)
   Additions..............................    452            603        1,055
   Disposals..............................   (903)          (638)      (1,541)
                                            -----         ------       ------
   At 31 December 1997....................    776          4,590        5,366
                                            -----         ------       ------
   Accumulated depreciation
   At 1 January 1996......................    632          2,562        3,194
   Foreign exchange translation differ-
    ences.................................     44            183          227
   Charge for the year....................    372          1,021        1,393
   Disposals..............................   (184)          (635)        (819)
                                            -----         ------       ------
   At 31 December 1996....................    864          3,131        3,995
   Foreign exchange translation differ-
    ences.................................   (103)          (666)        (769)
   Charge for the year....................    293          1,152        1,445
   Disposals..............................   (795)          (637)      (1,432)
                                            -----         ------       ------
   At 31 December 1997....................    259          2,980        3,239
                                            -----         ------       ------
   Net book value
   At 31 December 1997....................    517          1,610        2,127
                                            =====         ======       ======
   At 31 December 1996....................    576          2,587        3,163
                                            =====         ======       ======

  The net book value of the group's fixed assets includes motor vehicles amounting to $1,088 (31 December 1996 $1,631) in respect of assets held under finance leases.

                             JLW AUSTRALASIA GROUP

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


7. INVESTMENTS

                                                                      1997  1996
                                                                      ----- ----
   Net book value
   Associates........................................................   979 888
   Other investments.................................................    82  48
                                                                      ----- ---
                                                                      1,061 936
                                                                      ===== ===

 Investments in Associates

                                                                       1997 1996
                                                                       ---- ----
   JLW Transact Group................................................. 979  888
                                                                       ===  ===

                                                               Share of
                                                                 post
                                                              acquisition
                                                         Cost  reserves   Total
                                                         ---- ----------- -----
   At 1 January 1996.................................... --       --       --
   Investment in associates............................. 320      --       320
   Profit for the year.................................. --       566      566
   Foreign exchange translation......................... --         2        2
                                                         ---     ----     ----
   At 31 December 1996.................................. 320      568      888
   Profit for the year.................................. --       280      280
   Profits distributed.................................. --       --       --
   Foreign exchange translation......................... --      (189)    (189)
                                                         ---     ----     ----
   At 31 December 1997.................................. 320      659      979
                                                         ===     ====     ====

8. DEBTORS

                                                         31 December 31 December
                                                            1997        1996
                                                         ----------- -----------
   Trade debtors........................................   11,023      12,002
   Other debtors:
     Due within one year................................    1,118       1,777
     Due after more than one year.......................      --           79
   Prepayments and accrued income.......................      222         440
                                                           ------      ------
                                                           12,363      14,298
                                                           ======      ======

9. CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

                                                                    1997   1996
                                                                   ------ ------
   Bank loans and overdrafts......................................    --     --
   Obligations under finance leases...............................    770  1,443
   Corporation Taxation...........................................  1,819  1,039
   Other creditors and accruals...................................  7,400  7,532
   Amounts owed to related entities...............................    961    441
                                                                   ------ ------
                                                                   10,950 10,455
                                                                   ====== ======

                             JLW AUSTRALASIA GROUP

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)

10. CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR

                                                                      1997 1996
                                                                      ---- -----
   Obligation under finance leases................................... 544  1,037
   Other creditors................................................... --     652
   Amounts owed to related entities.................................. --   1,112
                                                                      ---  -----
                                                                      544  2,801
                                                                      ===  =====

11. BORROWINGS

  JLW Australia Pty Limited has a bank overdraft facility available to the extent of $1,951 (1996: $4,766) subject to certain covenants being met. This is secured by a registered mortgage debenture over all assets of the wholly-owned controlled entities in the JLW Holdings Pty Limited "Australia" economic entity.

12. PROVISIONS FOR LIABILITIES AND CHARGES

                                                         31 December 31 December
                                                            1997        1996
                                                         ----------- -----------
   Employee Entitlements................................    1,916       2,047
                                                            =====       =====
   Deferred Tax Liability Cumulative Effect
     Provided...........................................      --          --
                                                            =====       =====
     Not Provided:
       Deferred Tax Asset...............................      871       1,202
       Deferred Tax Liability...........................      (80)       (149)
                                                            =====       =====

13. RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW FROM OPERATING ACTIVITIES

                                                        1997    1996    1995
                                                       ------  ------  ------
   Operating profit...................................  7,689   3,796   1,288
   Depreciation and amortisation charges..............  1,445   1,393   1,422
   (Profit)/loss on sale of tangible fixed assets.....   (317)   (193)   (109)
   Increase/(Decrease) in provisions for liabilities
    and charges.......................................    (84)    152  (1,132)
   (Increase)/Decrease in debtors.....................    926   2,249    (883)
   Increase/(Decrease) in creditors...................  1,153  (1,155)    (53)
   Foreign exchange transaction differences...........   (661)   (262)    (67)
                                                       ------  ------  ------
   Net cash inflow from operating activities.......... 10,151   5,980     466
                                                       ======  ======  ======

                             JLW AUSTRALASIA GROUP

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


14. ANALYSIS OF NET FUNDS

                                                                  Cash
                                                          1996    flow    1995
                                                         ------  ------  ------
   Cash in hand and at bank.............................  2,943   1,693   1,250
   Overdraft............................................    --    3,345  (3,345)
                                                         ------  ------  ------
                                                          2,943   5,038  (2,095)
   Bank bills........................................... (2,383) (2,383)    --
   Finance leases....................................... (2,480)    279  (2,759)
   Short term deposits..................................  1,009     773     236
                                                         ------  ------  ------
   Total................................................   (911)  3,707  (4,618)
                                                         ======  ======  ======
                                                                  Cash
                                                          1997    flow    1996
                                                         ------  ------  ------
   Cash in hand and at bank.............................  3,719     776   2,943
   Overdrafts...........................................    --      --      --
                                                         ------  ------  ------
                                                          3,719     776   2,943
   Bank bills...........................................    --    2,383  (2,383)
   Finance leases....................................... (1,314)  1,166  (2,480)
   Short term deposits..................................    --   (1,009)  1,009
                                                         ------  ------  ------
   Total................................................  2,405   3,316    (911)
                                                         ======  ======  ======

15. RECONCILIATIONS OF NET CASH FLOW TO MOVEMENT IN NET FUNDS

                                                                  1997    1996
                                                                  -----  ------
   Increase/(decrease) in cash in the year.......................   776   5,038
   Cash inflow from decrease in debt and lease financing......... 2,540  (1,331)
                                                                  -----  ------
   Change in net funds resulting from cash flows................. 3,316   3,707
                                                                  -----  ------
   Movement in net funds in the year............................. 3,316   3,707
   Net funds at start of year....................................  (911) (4,618)
                                                                  -----  ------
   Net funds at end of year...................................... 2,405    (911)
                                                                  =====  ======

16. SUPERANNUATION COMMITMENTS

  All employees in Australia are entitled after serving qualifying period to benefits on retirement, disability or death from the JLW Staff Superannuation Fund or the JLW Executive Superannuation Fund or other complying superannuation funds. The Superannuation plans are accumulation funds and provide benefits based on contributions and interest. Employees may contribute to plans. These plans do not operate in New Zealand.

                             JLW AUSTRALASIA GROUP

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


17. OPERATING LEASE COMMITMENTS

  At 31 December 1997 and 1996 the group was committed to making the following payments during the next year in respect of operating leases:

                                                               1997      1996
                                                             Buildings Buildings
                                                             --------- ---------
   Lease which expire:
     Within one year........................................     --        --
     Within two to five years...............................  15,759    21,914
     After five years.......................................     --        --
                                                              ------    ------
                                                              15,759    21,914
                                                              ======    ======

18. OBLIGATIONS UNDER FINANCE LEASES

                                                                   1997  1996
                                                                   ----- -----
   The minimum lease payments to which the group was committed at
    31 December were as follows:
     Due within one year.........................................    856 1,654
     Due within two to five years................................    591 1,124
                                                                   ----- -----
                                                                   1,447 2,778
     Less: interest allocated to future periods..................    133   299
                                                                   ----- -----
                                                                   1,314 2,479
                                                                   ===== =====
     Due within one year.........................................    770 1,443
     Due after more than one year................................    544 1,036
                                                                   ----- -----
                                                                   1,314 2,479
                                                                   ===== =====

19. CALLED UP SHARE CAPITAL

                                                                       1997 1996
                                                                       ---- ----
   Authorised Capital
   JLW Holdings Pty Ltd (Australia)................................... 777  777
   Jones Lang Wootton Holdings Pty Ltd (New Zealand)..................   3    3
                                                                       ---  ---
                                                                       780  780
                                                                       ===  ===
   Issued Capital
   JLW Holdings Pty Ltd (Australia)...................................  78   78
   Jones Lang Wootton Holdings Pty Ltd (New Zealand)..................   3    3
                                                                       ---  ---
                                                                        81   81
                                                                       ===  ===

                             JLW AUSTRALASIA GROUP

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


20. RELATED PARTY TRANSACTIONS

 JLW Holdings Pty Limited

  The following related party transactions occurred during the financial year:

                                   1997        1996        1995
                                31 December 31 December 31 December
                                ----------- ----------- -----------
   1) Related party dividends
    and income
     i) JLW Australia Pty
      Limited
      received from JLW (Hong
       Kong) Ltd:
      --dividend...............     138         243         177
                                    ---         ---         ---
     ii) JLW Australia Pty
      Limited
      received from JLW
       Property Construction
       (Singapore) Pte Limited:
      --dividend...............     999         427         781
                                    ---         ---         ---
     iii) JLW Australia Pty
      Limited
      received from JLW
       Transact Pty Limited:
      --dividend...............     188         185         --
                                    ---         ---         ---
   2) Interest paid on subordinated loans is at commercial rates of interest and amounted to $99 (1996: $163, 1995: $172). These loans are subordinated in favour of the National Australia
    Bank's financial accommodation only.

 Jones Lang Wootton Holdings Limited (New Zealand)

  No related party debts have been written off or forgiven during the year.

                             JLW AUSTRALASIA GROUP

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


21. ADDITIONAL INFORMATION ON COMPANIES WITHIN THE JLW AUSTRALASIA GROUP

  (i) JLW Holdings Pty Limited ("Australia") and its controlled entities

                             Country of
                           incorporation/
                          registration and                            Proportion of
Company                      operation              Activity          Ownership held
-------                   ---------------- -------------------------  --------------
JLW Holdings Pty             Australia                                     100%
 Limited................                   Holding Company
JLW Australia Pty            Australia                                     100%
 Limited................                   Holding Company
JLW (NSW) Pty Limited...     Australia     Property, sales, leasing        100%
                                           and management company
JLW (ACT) Pty Limited...     Australia     Property, sales, leasing        100%
                                           and management company
JLW (VIC) Pty Limited...     Australia     Property, sales, leasing        100%
                                           and management company
JLW (QLD) Pty Limited...     Australia     Property, sales, leasing        100%
                                           and management company
JLW (SA) Pty Limited....     Australia     Property, sales, leasing        100%
                                           and management company
JLW (WA) Pty Limited....     Australia     Property, sales, leasing        100%
                                           and management company
JLW Strata Management        Australia     Property Management             100%
 Pty Limited............                   Services
JLW Management Services      Australia     Property Management             100%
 Pty Limited............                   Services
JLW Property Fund            Australia     Property Licencing              100%
 Advisors Pty Limited...                   Company
JLW Corporate Property       Australia                                     100%
 (VIC) Pty Limited......                   Dormant Company
JLW Property Financial       Australia     Property Licencing              100%
 Services Ltd...........                   Company
JLW Advisory Services        Australia     Property Advisory               100%
 Pty Limited............                   Services
JLW Corporate Facilities
 Management Pty
 Limited................     Australia     Dormant Company                 100%
JLW Superannuation Pty       Australia     Superannuation Fund             100%
 Limited................                   Trustee
JLW Nominees Pty             Australia                                     100%
 Limited................                   Dormant Company
JLW Advisory Corporate                     Property Advisory
 Property Pty Limited...     Australia     Services                        100%
JLW Executive                Australia                                     100%
 Superannuation Pty                        Superannuation Fund
 Limited................                   Trustee
JLW (TAS) Pty Limited...     Australia     Dormant Company                 100%
JLW Fund Management Pty      Australia                                     100%
 Limited................                   Dormant Company
JLW International Fund
 Management Pty
 Limited................     Australia     Dormant Company                 100%
Caylott Pty Limited.....     Australia     Dormant Company                 100%
Jones Lang Wootton Fund
 Management Pty
 Limited................     Australia     Dormant Company                 100%
Jones Lang Wootton
 International Fund
 Management Pty
 Limited................     Australia     Dormant Company                 100%

                             JLW AUSTRALASIA GROUP

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)

  (ii) Jones Lang Wootton Holdings Pty Limited ("New Zealand") and its controlled entities

                            Country of
                          incorporation/
                         registration and                         Proportion of
Company                     operation            Activity         Ownership held
-------                  ----------------        --------         --------------
Jones Lang Wootton         New Zealand    Property, sales,             100%
 Holdings Limited.......                  leasing and management
                                          company
JLW Advisory Limited....   New Zealand    Property Advisory            100%
                                          Services
JLW International Fund     New Zealand    Dormant Company              100%
 Management Limited.....
JLW Fund Management        New Zealand    Dormant Company              100%
 Limited................
JLW Facilities             New Zealand    Dormant Company              100%
 Management Limited.....
Jones Lang Wootton Fund    New Zealand    Dormant Company              100%
 Management Limited.....
Jones Lang Wootton
 International Fund
 Management Limited.....   New Zealand    Dormant Company              100%
Jones Lang Wootton         New Zealand    Property, sales,             100%
 Limited................                  leasing and management
                                          company

  (iii) Combined JLW "Transact Group"

                                 Country of
                               incorporation/
                              registration and                   Proportion of
Company                          operation         Activity      Ownership held
-------                       ----------------     --------      --------------
JLW Transact Pty Ltd            Australia      Hotel Sales,          Note 1
 Australia..................                   Leasing and
                                               Management
JLW Transact Ltd New            New Zealand    Hotel Sales,          Note 1
 Zealand....................                   Leasing and
                                               Management
JLW Transact Ltd Hong Kong..    Hong Kong      Hotel Sales,          Note 1
                                               Leasing and
                                               Management
JLW Administration Pty Ltd..    Australia      Hotel Sales,          Note 1
                                               Leasing and
                                               Management
Transact Hotel & Tourism
 Property                       Singapore      Hotel Sales,          Note 1
 (Singapore) Pte Limited....                   Leasing and
                                               Management
JLW Transact Pte Limited        Indonesia      Hotel Sales,          Note 1
 Indonesia..................                   Leasing and
                                               Management

NOTE 1

  JLW Administration Pty Limited and JLW Transact (New Zealand) are included as subsidiaries in the 1995 Australasia accounts. From 1st January 1996 the combined JLW "Transact Group" is included in the Australasia accounts as an equity investment on the basis of percentage ownership (1996--37.75%: 1997-- 35%).

                             JLW AUSTRALASIA GROUP

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


22. SIGNIFICANT DIFFERENCES BETWEEN UK GAAP AND US GAAP

  The consolidated financial statements are prepared in accordance with UK GAAP which differs in certain significant respects from US GAAP. The principal differences that affect the consolidated profit for the year and the retained earnings funds are explained below and the approximate effect is shown below the explanations.

 Goodwill

  Under UK GAAP, on the acquisition of a business, including an interest in an associated undertaking, fair values are attributed to the group's share of net tangible assets. Where the cost of acquisition exceeds the values attributable to such net assets, the difference is treated as purchased goodwill and is written off directly to reserves in the year of acquisition. Under US GAAP, goodwill may not be written-off to retained profits and must be capitalised and amortised over its expected useful life but not in excess of 40 years. Accordingly, the adjustments to reflect this differing treatment in these financial statements is to amortise goodwill over a period of ten years, the expected useful life.

 Deferred taxation

  Under UK GAAP, taxation is provided for at the anticipated tax rates on timing differences arising from the inclusion of income and expenditure in tax computations in periods different from those in which they are included in financial statements to the extent that it is probable that a liability or asset will crystallise in the future. Under US GAAP, deferred taxation is provided for on all temporary differences under the liability method subject to a valuation allowance on deferred tax assets where applicable.

 Employee Entitlements

  Under UK GAAP, provision is made for annual leave entitlements on the portion of the cumulative balance due that exceeds the annual entitlement of 20 days. Long Service Leave is provided based on amounts payable at balance date. Under US GAAP, provision is made for long service leave and annual leave estimated to be payable to employees on the basis of statutory and contractual requirements.

 Combined income statements

                                  Unaudited    Unaudited
                                 nine months  nine months
                                    ended        ended
                                 30 September 30 September
                                     1998         1997     1997   1996   1995
                                 ------------ ------------ -----  -----  -----
   Profit/(loss) for the period
    attributable to JLW
    Australasia as reported in
    accordance with UK GAAP....       265          752     1,021  2,175     (5)
   Adjustments:
     Deferred income tax.......       644          192        14    130    306
     Goodwill..................       (35)         (41)      (55)   (58)   (83)
     Employee entitlements.....      (696)        (186)     (196)  (161)   171
                                     ----        -----     -----  -----  -----
   Sub-total...................       178          717       784  2,086    389
                                     ----        -----     -----  -----  -----
   Add dividends paid..........       --         2,096     5,290    944    917
                                     ----        -----     -----  -----  -----
   Profit (loss) for the period
    attributable to JLW
    Australasia as reported in
    accordance with US GAAP....       178        2,813     6,074  3,030  1,306
                                     ====        =====     =====  =====  =====

                             JLW AUSTRALASIA GROUP

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


 Combined balance sheets

                                                   Unaudited
                                                  30 September
                                                      1998      1997    1996
                                                  ------------ ------  ------
   Shareholders funds as reported in accordance
    with UK GAAP.................................     5,549     5,860   6,037
   Deferred income tax...........................     1,957     1,541   1,866
   Goodwill......................................        11        49     119
   Employee entitlements provisions..............    (2,277)   (1,840) (2,033)
                                                     ------    ------  ------
   Shareholders' funds as reported in accordance
    with US GAAP.................................     5,240     5,610   5,989
                                                     ======    ======  ======

 Combined statements of cash flows

  The combined statements of cash flows prepared under UK GAAP differ in certain presentational respects from the format required under Statement of Cash Flows ("SFAS") 95. Under UK GAAP, a reconciliation of operating profit to cash flows from operating activities is presented in a note, and cash paid for interest and income taxes are presented separately from cash flows from operating activities.

  Under SFAS 95, cash flows from operating activities are based on net profit, include interest and income taxes, and are presented on the face of the statement.

  Summary consolidated cash flow information as presented in accordance with SFAS 95:

                              Unaudited    Unaudited
                             nine months  nine months
                                ended        ended
                             30 September 30 September
                                 1998         1997      1997    1996    1995
                             ------------ ------------ ------  ------  ------
   Cash was provided by
    (used in):
     Operating activities...    (1,555)       6,258     9,269   5,329  (1,837)
     Investing activities...       202         (268)     (663)   (678) (1,579)
     Financing activities...    (2,366)      (8,933)   (7,830) (1,708)   (141)
                                ------       ------    ------  ------  ------
   Net increase/(decrease)
    in cash.................    (3,719)      (2,943)      776   2,943  (3,557)
   Cash at the beginning of
    the period..............     3,719        2,943     2,943     --    3,557
                                ------       ------    ------  ------  ------
   Cash at the end of the
    period..................       --           --      3,719   2,943     --
                                ======       ======    ======  ======  ======

                             JLW AUSTRALASIA GROUP

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)


  A reconciliation between the consolidated statement of cash flows presented in accordance with UK GAAP and US GAAP is set out below:

                                 Unaudited         Unaudited
                                nine months       nine months
                                   ended             ended
                             30 September 1998 30 September 1997  1997    1996    1995
                             ----------------- ----------------- ------  ------  ------
   Operating activities
   Net cash inflow from
    operating activities
    (UK GAAP)..............        1,037             6,701       10,151   5,980     466
   Dividends received......          135             1,108        1,325     855     958
   Interest received.......           25               101          150      94      77
   Interest paid...........          (13)             (117)        (144)   (436)   (401)
   Interest element of
    finance lease rentals..          (69)             (143)        (196)   (238)   (286)
   Tax paid................       (2,670)           (1,392)      (2,017)   (926) (2,651)
                                  ------            ------       ------  ------  ------
   Net cash provided by
    (used in) operating
    activities.............       (1,555)            6,258        9,269   5,329  (1,837)
                                  ------            ------       ------  ------  ------
   Financing activities
   Net cash
    inflow/(outflow) from
    financing activities
    (UK GAAP)..............       (2,525)           (7,083)      (2,540)  1,331  (1,319)
   Bank overdraft..........          159               275          --   (2,095)  2,095
   Dividends paid..........          --             (2,125)      (5,290)   (944)   (917)
                                  ------            ------       ------  ------  ------
   Net cash used in
    financing activities...       (2,366)           (8,933)      (7,830) (1,708)   (141)
                                  ======            ======       ======  ======  ======

  No differences exist between UK GAAP and US GAAP for investing activities.

                             JLW AUSTRALASIA GROUP

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)

23. BALANCE SHEET AND PROFIT AND LOSS ACCOUNT UNDER US GAAP

  The following balance sheet and profit and loss account have been prepared in accordance with US GAAP and reflect the adjustments detailed in note 22 to the accounts.

Balance sheet

                                                     Unaudited
                                                    30 September
                                                        1998      1997    1996
                                                    ------------ ------  ------
   Assets
   Current assets
   Cash and cash equivalents......................        --      3,719   2,943
   Trade receivables, net.........................     12,944    11,022  12,002
   Other receivables..............................      1,824     1,121   1,777
   Prepaid expenses...............................        178       221     440
   Deferred tax asset.............................        136        56      88
                                                       ------    ------  ------
     Total current assets.........................     15,082    16,139  17,250
   Property and equipment (net)...................      1,336     2,127   3,163
   Intangibles resulting from business
    acquisitions..................................         11        49     119
   Investments....................................        500     1,128   1,019
   Deferred tax asset.............................      1,886     1,497   1,845
   Other..........................................         41       --       79
                                                       ------    ------  ------
     Total assets.................................     18,856    20,940  23,475
                                                       ======    ======  ======
   Liabilities and Shareholders' funds
   Current liabilities
   Bank loans and overdrafts......................        159       --      --
   Accounts payable and accrued liabilities.......      6,778     9,131   9,416
   Taxation.......................................      1,181     1,819   1,039
   Other liabilities..............................      4,467     3,070   3,038
                                                       ------    ------  ------
     Total current liabilities....................     12,585    14,020  13,493
   Deferred tax liability.........................         64        80     149
   Other long term liabilities....................        967     1,230   3,844
                                                       ------    ------  ------
     Total liabilities............................     13,616    15,330  17,486
   Minority interests.............................        --        --      --
   Shareholders funds
   Issued capital.................................         81        81      81
   Retained earnings..............................      6,716     6,538   5,754
   Effects of cumulative translation adjustments..     (1,557)   (1,009)    154
                                                       ------    ------  ------
     Total Shareholders' funds....................      5,240     5,610   5,989
                                                       ------    ------  ------
     Total liabilities and Shareholders' funds....     18,856    20,940  23,475
                                                       ======    ======  ======

                             JLW AUSTRALASIA GROUP

                  Years ended 31 December 1997, 1996 and 1995
               (US$ in thousands, except where stated otherwise)

Profit and loss account

                                Unaudited          Unaudited
                               nine months        nine months
                            ended 30 September ended 30 September
                                   1998               1997         1997   1996   1995
                            ------------------ ------------------ ------ ------ ------
   Revenue
   Operating revenue.......       39,462             42,959       60,522 60,281 57,968
   Interest revenue........           25                101          150     94     77
   Other income............        1,585              1,504        1,777  1,229  1,289
                                  ------             ------       ------ ------ ------
     Total revenue.........       41,072             44,564       62,449 61,604 59,334
   Operating expenses
   Compensation and
    benefits...............       17,128             18,349       23,337 25,287 23,519
   Operating,
    administrative and
    other..................       18,734             20,811       28,440 29,648 32,458
   Merger-related non-
    recurring charges......        2,509                --           --     --     --
   Depreciation and
    amortisation...........          919              1,014        1,340  1,405  1,348
                                  ------             ------       ------ ------ ------
     Total operating
      expenses.............       39,290             40,174       53,117 56,340 57,325
                                  ------             ------       ------ ------ ------
   Operating income........        1,782              4,390        9,332  5,264  2,009
   Interest expense........           82                260          340    674    687
                                  ------             ------       ------ ------ ------
   Earnings before
    provision for income
    tax....................        1,700              4,130        8,992  4,590  1,322
   Provision for income
    taxes..................        1,522              1,317        2,918  1,560     16
                                  ------             ------       ------ ------ ------
                                     178              2,813        6,074  3,030  1,306
                                  ======             ======       ====== ====== ======

                                 COMPASS GROUP

                              Financial Statements

                               December 31, 1997

                         INDEPENDENT AUDITORS' REPORT

The Stockholders
The Compass Group:

  We have audited the accompanying combined balance sheet of the Compass Group (the "Company") as of December 31, 1997, and the related combined statements of operations, stockholders' equity, and cash flows for the period June 11, 1997 to December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Compass Group as of December 31, 1997 and the results of their operations and their cash flows for the period June 11, 1997 to December 31, 1997 in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Atlanta, Georgia
September 21, 1998, except
 for note 12, which is as of
 October 31, 1998

                                 COMPASS GROUP

                            COMBINED BALANCE SHEETS

              September 30, 1998 (unaudited) and December 31, 1997

                                                        September
                                                           30,       December
                                                           1998      31, 1997
                                                       ------------ -----------
                                                       (unaudited)
                       ASSETS
Cash and cash equivalents, including restricted cash
 of $232,096 and $129,686 at September 30, 1998 and
 December 31, 1997, respectively.....................  $  9,684,243   2,990,367
Account receivables, net of allowance of $957,185 and
 $526,776 at September 30, 1998 and December 31,
 1997, respectively..................................    12,644,981  24,758,475
Due from affiliates..................................       112,813         --
Prepaid expenses.....................................       503,956     276,191
                                                       ------------ -----------
    Total current assets.............................    22,945,993  28,025,033
Property and equipment, at cost, less accumulated
 depreciation of $2,972,002 and $1,785,970 at
 September 30, 1998 and December 31, 1997,
 respectively........................................     4,105,442   3,932,468
Intangibles resulting from business acquisitions, net
 of accumulated amortization of $26,233,547 and
 $13,911,635 at September 30, 1998 and December 31,
 1997, respectively..................................   121,162,395 136,805,787
Investments in unconsolidated subsidiaries...........       549,138     503,302
Deferred income taxes................................     6,313,420   2,744,096
Other assets, net of amortization....................     3,227,416   3,889,775
                                                       ------------ -----------
                                                       $158,303,804 175,900,461
                                                       ============ ===========
        LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

  Accounts payable and accrued liabilities.......... $  6,470,546   10,598,480
  Due to parent.....................................    1,996,471    2,387,912
  Income taxes payable..............................          --     1,563,505
  Other liabilities.................................    3,224,912    5,606,824
  Accrued variable compensation.....................    5,202,500    9,450,463
  Notes payable.....................................  102,000,000  102,000,000
                                                     ------------  -----------
    Total current liabilities.......................  118,894,429  131,607,184
Commitments and contingencies.......................
                                                     ------------  -----------
    Total liabilities...............................  118,894,429  131,607,184
                                                     ------------  -----------
Stockholders' equity:
  Common stock--$1 par, 3,100 shares authorized,
   issued, and outstanding; $1.60 par, 100 shares
   authorized, 2 shares issued and outstanding......        3,103        3,103
  Additional paid-in capital........................   52,694,681   46,807,811
  Retained earnings (deficit).......................  (13,288,409)  (2,517,637)
                                                     ------------  -----------
    Total stockholders' equity......................   39,409,375   44,293,277
                                                     ------------  -----------
                                                     $158,303,804  175,900,461
                                                     ============  ===========

            See accompanying notes to combined financial statements.

                                 COMPASS GROUP

                       COMBINED STATEMENTS OF OPERATIONS

 For the Nine Months ended September 30, 1998 (unaudited), the Period June 11,
    1997 to September 30, 1997 (unaudited), and the Period June 11, 1997 to
                               December 31, 1997

                                        Nine months     June 11,      June 11,
                                           ended         1997 to      1997 to
                                       September 30,  September 30, December 31,
                                           1998           1997          1997
                                       -------------  ------------- ------------
                                        (unaudited)    (unaudited)
Revenue
  Fee-based services.................. $ 60,076,713    25,285,307    48,587,947
  Other income........................    1,308,394       218,808       768,714
                                       ------------    ----------    ----------
    Total revenue.....................   61,385,107    25,504,115    49,356,661
Operating expenses
  Compensation and benefits...........   36,281,669    13,634,998    26,466,277
  Operating, administrative, and
   other..............................   20,203,247     6,617,484    11,547,854
  Depreciation and amortization.......   13,812,632     5,016,413     9,181,739
                                       ------------    ----------    ----------
    Total operating expenses..........   70,297,548    25,268,895    47,195,870
                                       ------------    ----------    ----------
    Operating income (loss)...........   (8,912,441)      235,220     2,160,791
Interest expense......................    5,700,000     1,912,500     3,825,000
                                       ------------    ----------    ----------
    Earnings (loss) before provision
     for income taxes.................  (14,612,441)   (1,677,280)   (1,664,209)
Net provision (benefit) for income
 taxes................................   (3,970,148)     (198,170)       54,455
                                       ------------    ----------    ----------
    Net loss.......................... $(10,642,293)   (1,479,110)   (1,718,664)
                                       ============    ==========    ==========


            See accompanying notes to combined financial statements.

                                 COMPASS GROUP

                  COMBINED STATEMENTS OF STOCKHOLDERS' EQUITY

        For the Nine Months ended September 30, 1998 (unaudited) and the
                   Period June 11, 1997 to December 31, 1997

                                         Additional  Retained
                               Common     paid-in     earnings
                                Stock     capital    (deficit)      Total
                               -------   ---------- -----------  -----------
Balance, June 11, 1997........ $ 4,103   45,307,811    (798,973)  44,512,941
Acquisition of previously
 unconsolidated associate.....  (1,000)         --          --        (1,000)
Net loss......................     --           --   (1,718,664)  (1,718,664)
Capital contribution..........     --     1,500,000         --     1,500,000
                               -------   ---------- -----------  -----------
Balance, December 31, 1997....   3,103   46,807,811  (2,517,637)  44,293,277
Net loss (unaudited)..........     --           --  (10,642,293) (10,642,293)
Capital contribution
 (unaudited)..................     --     5,886,870         --     5,886,870
Capital distribution
 (unaudited)..................     --           --     (128,479)    (128,479)
                               -------   ---------- -----------  -----------
Balance, September 30, 1998
 (unaudited).................. $ 3,103   52,694,681 (13,288,409)  39,409,375
                               =======   ========== ===========  ===========




            See accompanying notes to combined financial statements.

                                 COMPASS GROUP

                       COMBINED STATEMENTS OF CASH FLOWS

           For the Six Months ended June 30, 1998 (unaudited) and the
                   Period June 11, 1997 to December 31, 1997

                                         Nine months    June 11,      June 11,
                                            ended        1997 to      1997 to
                                        September 30,   September   December 31,
                                            1998        30, 1997        1997
                                        -------------  -----------  ------------
                                         (unaudited)   (unaudited)
Cash flows from operating activities:
  Net loss............................. $(10,642,293)  $(1,479,110) $ (1,718,664)
  Reconciliation of net loss to net
   cash provided by (used in) operating
   activities:
    Depreciation and amortization......   13,812,632     5,016,413     9,181,739
  Changes in:
    Restricted cash....................     (102,410)      (34,483)      (84,095)
    Receivables........................   12,000,681      (817,532)   (3,063,915)
    Prepaid expenses, other assets, and
     investment in subsidiaries........   (3,141,871)   (2,723,370)   (2,170,477)
    Accounts payable, accrued
     liabilities, and other
     liabilities.......................  (10,130,942)   (1,926,526)    1,221,287
                                        ------------   -----------  ------------
      Net cash (used in) provided by
       operating activities............    1,795,797    (1,964,608)    3,365,875
                                        ------------   -----------  ------------
Cash flows provided by (used in)
 investing activities:
  Net capital (additions) deletions--
   property and equipment..............     (571,281)      822,835      (347,080)
  Capital contributions................    5,886,870     1,500,000     1,500,000
  Capital distributions................     (128,479)          --            --
  Acquisition of previously
   unconsolidated associate............          --         (1,000)       (1,000)
                                        ------------   -----------  ------------
      Net cash (used in) provided by
       investing activities............    5,187,110     2,321,835     1,151,920
                                        ------------   -----------  ------------
Cash flows provided by (used in)
 financing activities--repayment of
 advances from parent..................     (391,441)   (4,144,911)   (7,041,084)
                                        ------------   -----------  ------------
      Net increase (decrease) in cash
       and cash equivalents............    6,591,466    (3,787,684)   (2,523,289)
Beginning cash and cash equivalents....    2,860,681     5,383,970     5,383,970
                                        ------------   -----------  ------------
Ending cash and cash equivalents....... $  9,452,147   $ 1,596,286  $  2,860,681
                                        ============   ===========  ============
Supplemental disclosures of cash flow
 information:
  Cash paid for interest............... $  9,350,000   $       --   $        --
                                        ============   ===========  ============
  Cash paid for income taxes........... $     31,350   $ 8,961,162  $  8,961,162
                                        ============   ===========  ============
Effects of purchase accounting related
 to acquisition:
  Increase (decrease) in:
    Intangibles........................                             $136,118,806
    Other assets.......................                                1,972,648
                                                                    ------------
                                                                     138,091,454
                                                                    ------------
    Taxes payable......................                               11,672,000
    Notes payable......................                              102,000,000
    Other liabilities..................                               (2,027,735)
                                                                    ------------
                                                                     111,644,265
                                                                    ------------
Net effect of purchase accounting
 related to acquisition................                             $ 26,447,189
                                                                    ============

            See accompanying notes to combined financial statements.

                                 COMPASS GROUP

                    NOTES TO COMBINED FINANCIAL STATEMENTS

             September 30, 1998 (unaudited) and December 31, 1997

(1) ORGANIZATION

  The accompanying combined financial statements of the Compass Group, which consists of Compass Management & Leasing, Inc.; ERE Yarmouth Retail, Inc. (formerly Compass Retail, Inc.); CJVS Inc.; Compass Management & Leasing (UK) Ltd.; Compass Cayman; Compass Colorado, Inc.; The Yarmouth Group Property Management, Inc. ("YGPM"); and Compass Management and Leasing (Australia) Pty Limited ("Compass Australia")--(collectively referred to herein as the "Company" or the "Compass Group"), present the combined financial position of the Company as of December 31, 1997 and September 30, 1998 (unaudited) and the results of operations and cash flows for the period June 11, 1997 to September 30, 1997 (unaudited); the period June 11, 1997 to December 31, 1997; and for the nine-month period ended September 30, 1998 (unaudited). The accompanying combined financial statements were prepared in anticipation of the purchase of the Company by LaSalle Partners Incorporated ("LaSalle")--(note 12).

  The office and industrial property and facilities management business of Lend Lease Property Management (Australia) Pty Limited is to be transferred to Compass Australia, which was incorporated in Australia in August 1998. Since July 1, 1997 the commercial and industrial business had been conducted as part of the Compass Australia division of Lend Lease Property Management (Australia) Pty Limited.

  YGPM, which was part of Yarmouth Holdings Limited, was acquired by Lend Lease (U.S.) Inc. ("LLUS"), a wholly owned subsidiary of Lend Lease Corporation Limited ("LLCL") in October 1993. This company has engaged in the property management, leasing, and redevelopment/refurbishment of retail shopping centers.

  The remaining Compass Group entities were acquired by LLUS on June 10, 1997 from The Equitable Life Assurance Society ("Equitable"). The financial statements of all the Compass Group are combined starting June 11, 1997.

  The Company's principal business is providing property management, facility management, and leasing services.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  (a) Principles of Combination

    Due to common control and management, the accompanying combined financial statements reflect the combination of the financial statements of each company mentioned in note (1). All material intercompany balances and transactions have been eliminated in the combination.

  (b) Concentration of Credit Risk

    The Company's customers are not concentrated in any specific geographic region, but are concentrated in office/industrial and retail property management for which revenue was approximately 80% and 20%, respectively, of the Company's fee-based service revenue for the period June 11, 1997 to December 31, 1997. Two customers accounted for approximately 38% of the Company's fee-based service revenue for the period June 11, 1997 to December 31, 1997. An affiliate of the Company provides investment advisory services, including but not limited to recommending property managers, to a significant percentage of the Company's customers. The Company provides reserves on accounts receivables based upon the factors surrounding the credit risk of certain customers, historical trends or other pertinent information.

  (c) Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and

                                 COMPASS GROUP

                    NOTES TO COMBINED FINANCIAL STATEMENTS

             September 30, 1998 (unaudited) and December 31, 1997

  liabilities and, contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

  (d) Cash Flows

    For purposes of the combined statements of cash flows, the Company considers highly liquid securities with a maturity of three months or less to be cash equivalents.

  (e) Impairment of Long-Lived Assets

    The Company accounts for its long-lived assets under the provisions of Statement of Financial Accounting Standards No. 121, Accounting for the Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed Of (SFAS No. 121). This statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying value of the assets exceed the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. Adoption of SFAS No. 121 did not have a material impact on the Company's financial position, results of operations, or liquidity.

  (f) Intangibles Resulting From Business Acquisitions

    Intangibles resulting from business acquisitions are amortized on a straight-line basis over the estimated lives of the related assets, which is eight years for management contracts and 20 years for excess purchase price over net assets acquired.

    Intangibles resulting from business acquisitions consist of the following at December 31, 1997:

     Management contracts......................................... $ 97,132,087
     Excess purchase price over net assets acquired...............   53,585,335
     Accumulated amortization.....................................  (13,911,635)
                                                                   ------------
                                                                   $136,805,787
                                                                   ============

  (g) Fair Value of Financial Instruments

    The Company's financial instruments include cash and cash equivalents, receivables, accounts payable, and notes payable. The estimated fair value of cash and cash equivalents, receivables, payables, and notes payable approximates their carrying amounts due to the short maturity of these instruments.

  (h) Foreign Currency Translation

    The financial statements of entities outside the United States are generally measured using the local currency as the functional currency. The assets and liabilities of these subsidiaries are translated at the rates of exchange at the balance sheet date. Income and expense are translated at average monthly rates of exchange. The resultant translation adjustments are immaterial. Gains and losses from foreign currency transactions are included in net earnings.

                                 COMPASS GROUP

                    NOTES TO COMBINED FINANCIAL STATEMENTS

             September 30, 1998 (unaudited) and December 31, 1997


  (i) Revenue Recognition

    Management fees are recognized in the period in which the services are performed. Transaction commissions are recorded as income at the time the related services are provided unless significant future contingencies exist. Construction and development management fees are generally recognized as billed, which approximates the percentage of completion method of accounting. Incentive fees are recorded in accordance with specific terms of each compensation agreement and are typically tied to performance that is measured at year-end, the disposition of an asset, or at the conclusion of a given project.

  (j) Depreciation

    Depreciation and amortization are calculated for financial reporting purposes using the straight-line method based on the estimated useful lives of the assets. Furniture and equipment are depreciated over five to ten years. Computer equipment is depreciated from three to five years. Leasehold improvements are amortized over the lease periods ranging from one to ten years.

  (k) Income Taxes

    The Company's U.S. operations are reported in a combined federal income tax return filed by LLUS. The Company computes its federal income tax provision pursuant to a tax-sharing agreement with LLUS. The tax-sharing agreement requires the Company's provision to be computed essentially on a separate return basis. State and local income taxes are provided on a separate company basis.

    Deferred income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are calculated using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  (l) Interim Information

    The combined financial statements as of September 30, 1998 and for the nine months then ended and the combined financial statements for the period June 11, 1997 to September 30, 1997 are unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the combined financial statements for this interim period have been included. The results for the interim period ended September 30, 1998 and for the period June 11, 1997 to September 30, 1997 are not necessarily indicative of the results that would be obtained for a full fiscal year.

  (m) Postretirement Benefits

    The Company accrues the cost of postretirement benefits as such benefits are earned by eligible employees (note 6).

                                 COMPASS GROUP

                    NOTES TO COMBINED FINANCIAL STATEMENTS

             September 30, 1998 (unaudited) and December 31, 1997


(3) PROPERTY, PLANT, AND EQUIPMENT

  Property, plant, and equipment at December 31, 1997 is summarized as follows:

     Furniture and equipment....................................... $ 1,954,272
     Computer equipment............................................   2,066,087
     Leasehold improvements........................................   1,698,079
                                                                    -----------
                                                                      5,718,438
     Less accumulated depreciation.................................  (1,785,970)
                                                                    -----------
       Property, plant, and equipment--net......................... $ 3,932,468
                                                                    ===========

  Depreciation expense for the period June 11, 1997 to December 31, 1997 was $863,904.

(4) NOTES PAYABLE

   The Company's debt consists of two promissory notes payable to an affiliate. The amounts outstanding on the notes, which totaled $102,000,000 at December 31, 1997, bear interest at 7.5% per annum payable quarterly. Principal is due within 30 days after demand from the affiliate, or as otherwise agreed upon between the parties.

(5) INCOME TAXES

  The Company's provision for income taxes aggregated approximately $54,000 for the period June 11, 1997 to December 31, 1997 and consisted of the following:

                                                    Current    Deferred   Total
                                                   ---------- ----------  ------
     U.S. Federal................................. $1,397,000 (1,392,000)  5,000
     State and local..............................    491,000   (442,000) 49,000
                                                   ---------- ----------  ------
                                                   $1,888,000 (1,834,000) 54,000
                                                   ========== ==========  ======

    Income tax expense for the periods differed from the amounts computed by applying the U.S. Federal income tax rate of 35% to earnings before provision for income taxes as a result of the following:

                                                              Period from
                                                             June 11, 1997
                                                            to December 31,
                                                                 1997
                                                            ----------------
     Computed "expected" tax expense (benefit)............. $(582,000) (35.0)%
     Increase (reduction) in income taxes resulting from:
       State and local income taxes, net of Federal income
        tax benefit........................................    38,000    2.3
       Amortization of goodwill............................   468,000   28.1
       Other, net..........................................   130,000    7.8
                                                            ---------  -----
                                                            $  54,000    3.2%
                                                            =========  =====

                                 COMPASS GROUP

                    NOTES TO COMBINED FINANCIAL STATEMENTS

             September 30, 1998 (unaudited) and December 31, 1997


  The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are presented below:

                                                                    December 31,
                                                                        1997
                                                                    ------------
     Deferred tax assets:
       Management contracts........................................  $1,375,000
       Accrued expenses............................................     855,000
       Property and equipment......................................     340,000
       Postretirement benefits.....................................     298,000
                                                                     ----------
                                                                      2,868,000
     Deferred tax liabilities--goodwill............................    (124,000)
                                                                     ----------
                                                                     $2,744,000
                                                                     ==========

  There is no valuation allowance for deferred tax assets as of December 31, 1997. In assessing whether the deferred tax assets are realizable, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversals of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Based upon the level of historical taxable income and projections for future taxable income over the periods during which the deferred tax assets are deductible, management believes it is more likely than not that the Company will realize the benefits of these deductible differences. The amount of the deferred tax asset is considered realizable; however, it could be reduced in the near term if estimates of future taxable income during the carryforward period are reduced.

(6) EMPLOYEE BENEFIT PLANS

  The Company and its subsidiaries participate in certain qualified and nonqualified benefit plans sponsored by the Company or its subsidiaries covering substantially all employees. These plans include 401(k)/investment plans, a variable compensation plan, a money purchase pension plan, and a postretirement plan.

  (a) 401(k)/Investment Plans

    The 401(k)/investment plans are contributory plans which cover all salaried employees who have reached the age of 21 and have completed from thirty days to one year of service. Generally, employees may elect annually to contribute between 2% and 12% of their compensation. The Company matches contributions up to 2.5% of the employee's compensation, subject to certain limitations. The cost under this plan was $624,906 for the period June 11, 1997 to December 31, 1997.

  (b) Variable Compensation Plan

    The Company has a variable compensation plan which provides for current and long-term payments to officers and employees based on stated percentages of the Company's formula earnings as defined in the plan. The cost under this plan was $5,842,473 for the period June 11, 1997 to December 31, 1997.

  (c) Money Purchase Pension Plan

    The money purchase pension plan is a noncontributory plan that covers all regular, full-time and part-time employees who have reached age 21 and have completed six months of continuous service. The

                                 COMPASS GROUP

                    NOTES TO COMBINED FINANCIAL STATEMENTS

             September 30, 1998 (unaudited) and December 31, 1997

  Company contributes 5% of an employee's compensation up to, and 10% of an employee's compensation above the Social Security Wage Base. When employees reach age 45, the Company contributes 10% of an employee's entire pay. Contributions are made quarterly based on an employee's earnings from date of eligibility. The cost under this plan was $1,725,539 for the period June 11, 1997 to December 31, 1997.

  (d) Postretirement Benefits

    Prior to June 11, 1997, the Company participated in the "Equitable Real Estate Investment Management, Inc. Welfare Benefits Plan" to provide health and life insurance benefits for certain grandfathered employees. ERE's postretirement plan provides for a sharing of costs with retirees on a sliding scale that is based on each participant's years of service at retirement.

    The cost of postretirement benefits for certain retirees and one current employee is recognized in accordance with the provisions of Statement of Financial Accounting Standards No. 106, Employer's Accounting for Postretirement Benefits Other Than Pensions. The Company continues to fund postretirement benefit costs on a pay-as-you-go basis and for 1997 made estimated postretirement benefit payments of $37,000. The accumulated postretirement benefit obligation relating to the Company was $662,000 at December 31, 1997 and the postretirement benefit cost was $10,000 for the period from June 11, 1997 to December 31, 1997.

(7) TRANSACTIONS WITH AFFILIATES

  During the period presented, the Company operated under a shared services agreement with a former affiliate, Equitable Realty Portfolio Management, Inc. ("ERPM"), under which the Company charged ERPM for utilizing certain of its employees' computer facilities and other operating expenses. For the period June 11, 1997 to December 31, 1997, the Company charged ERPM approximately $1,015,500 for these services. Management believes these charges are reasonable, but are not necessarily indicative of incremental costs incurred to provide these services.

  The Company utilizes the due to parent account to pay and receive funds from its parent for items such as costs allocated to the Company by the parent. The payable averaged $5,908,454 for the period June 11, 1997 to December 31, 1997. Amounts due to parent at December 31, 1997 were $2,387,912.

(8) OPERATING LEASES

  The Company leases certain facilities, vehicles, and equipment under various lease arrangements. Leases for equipment, offices, and vehicles having an initial or remaining noncancelable term in excess of one year as of December 31, 1997 require the following approximate minimum future rental payments:

                                                                       Minimum
        Year                                                           rental
        ----                                                         -----------
       1998......................................................... $ 3,455,000
       1999.........................................................   2,290,000
       2000.........................................................   2,169,000
       2001.........................................................   1,650,000
       2002.........................................................   1,361,000
       Thereafter...................................................   5,752,000
                                                                     -----------
         Total...................................................... $16,677,000
                                                                     ===========

  Rental expense for the period June 11, 1997 to December 31, 1997 was
$2,829,190.

                                 COMPASS GROUP

                    NOTES TO COMBINED FINANCIAL STATEMENTS

             September 30, 1998 (unaudited) and December 31, 1997


(9) SEGMENTS

  The Company maintains operations and provides services both within and outside the United States. International revenue aggregated $2,299,382 for the period June 11, 1997 to December 31, 1997. Identifiable assets of international operations at December 31, 1997 aggregated $6,230,909.

(10) REVENUE

  The Company derived fee-based revenue from the following categories:

                                                                 June 11, 1997
                                                                       to
                                                                  December 31,
                                                                 1997 (audited)
                                                                 --------------
Non-affiliated companies:
  Management fees...............................................   16,699,503
  Leasing fees..................................................    8,185,513
  Construction management.......................................    2,496,842
  Development fees..............................................    4,618,673
  Facilities management.........................................    7,301,035
                                                                   ----------
    Total non-affiliated companies fee-based revenue............   39,301,566
                                                                   ----------
Affiliated or formerly affiliated companies:
  Management fees...............................................    4,761,248
  Leasing fees..................................................    4,175,993
  Construction management.......................................      348,109
  Development fees..............................................        1,031
                                                                   ----------
    Total affiliated or formerly affiliated companies fee-based
     revenue....................................................    9,286,381
                                                                   ----------
    Total fee-based revenue.....................................   48,587,947
                                                                   ==========

(11) COMMITMENTS AND CONTINGENCIES

  The Company is a respondent in a number of legal proceedings. The Company and its subsidiaries may also be subject to other claims and assessments. In the opinion of management, the outcome of the proceedings and other matters referred to above is not likely to have a material adverse effect on the combined financial position, results of operations, or liquidity of the Company.

(12) SUBSEQUENT EVENT

  On October 1, 1998, LaSalle purchased the Company, excluding Compass Australia, from Lend Lease Corporation Limited. The acquisition of Compass Australia was completed on October 31, 1998. LaSalle paid $180.0 million in cash for the companies. The purchase of the Company also includes provisions for an earnout payment of up to $77.5 million over five years.

                                     ANNEXES

                                                                     ANNEX A
                                                                     -------








MORGAN STANLEY


                                                     MORGAN STANLEY & CO.
                                                     INCORPORATED
                                                     1585 BROADWAY
                                                     NEW YORK, NEW YORK 10036
                                                     (212) 761-4000


                                                October 21,1998





Board of Directors
LaSalle Partners Incorporated
200 East Randolph Drive
Chicago, Illinois 60601

Ladies and Gentlemen:

We understand that Jones Lang Wootton and several affiliated companies (collectively, "Seller") and LaSalle Partners Incorporated (the "Buyer") have entered into several agreements, each dated October 21, 1998 (collectively, the "Purchase and Sale Agreements"), which provide, among other things, for the purchase by Buyer of the various equity interests in the Seller (collectively, the "Transaction"). Pursuant to the Transaction, the Seller will become wholly-owned (directly and indirectly) by the Buyer, and the various shareholders and partners of the Seller will receive, in the aggregate, 14.3 million shares of the Buyer's common stock, par value $0.01 per share, and $6.0 million of cash, subject to adjustments in certain circumstances. The terms and conditions of the Transaction are more fully set forth in the Purchase and Sale Agreements.

You have asked for our opinion as to whether the consideration to be paid by the Buyer pursuant to the Purchase and Sale Agreements in the aggregate is fair from a financial point of view to the Buyer.

Board of Directors
October 21, 1998
Page 2





For purposes of the opinion set forth herein, we have:

         (i) reviewed certain publicly available financial statements and other information of the Buyer;

        (ii) reviewed certain internal financial statements and other financial and operating data concerning the Seller prepared by the management of the Seller;

       (iii) analyzed certain financial projections prepared by the management of the Buyer;

        (iv) discussed the past and current operations and financial condition and the prospects of the Seller with senior executives of the Seller;

         (v) analyzed certain internal financial statements and other financial operating data concerning the Buyer prepared by the management of the Buyer;

        (vi) discussed the past and current operations and fiscal condition and the prospects of the Buyer with senior executives of the Buyer, and analyzed the pro forma impact of the Transaction on the Buyer's earnings per share, consolidated capitalization and financial ratios;

       (vii) compared the financial performance of the Buyer and the prices and trading activity of its common stock with that of certain other comparable publicly traded companies and their securities;

      (viii) reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

        (ix) participated in discussions among representatives of the Seller and the Buyer and their financial and legal advisors;

         (x) reviewed the Purchase and Sale Agreements and certain related documents; and

        (xi) performed such other analyses and considered such other factors as we have deemed appropriate.

We have assumed and relied upon without independent verification the accuracy and completeness of the information reviewed by us for the purposes of this opinion. With respect to the financial projections, including information relating to certain strategic, financial and operational benefits anticipated from the Transaction, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the future financial performances of the Buyer and Seller (including the Buyer's estimate of transaction costs associated with the Transaction and potential cost savings through the combined operations). We have not made any independent valuation or appraisals of the assets or liabilities of the Buyer or Seller, nor have we been furnished with any such appraisals. In addition, Morgan Stanley assumed the Transaction will be consummated in accordance with the terms set forth in the Purchase and Sale Agreements. Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof

Board of Directors
October 21, 1998
Page 3


We have acted as financial advisor to the Board of Directors of the Buyer in connection with this transaction and Will receive a fee for our services. In the past, Morgan Stanley & Co. Incorporated and its affiliates have provided financial advisory and financing services for the Buyer and have received fees for the rendering of these services.

It is understood that this letter is for the information of the Board of Directors of the Buyer only and may not be used for any other purpose without our prior written consent, except that this opinion may be included in its entirety in any filing made by the Buyer in respect to the Transaction with the Securities and Exchange Commission.

Based upon and subject to the foregoing, we are of the opinion on the date hereof that the consideration to be paid by the Buyer pursuant to the Purchase and Sale Agreements in the aggregate is fair from a financial point of view to the Buyer.

                                   Very truly yours,
                                   MORGAN STANLEY & CO. INCORPORATED

                                   By: /s/ Christopher J. Niehaus
                                      -------------------------------
                                        Christopher J. Niehaus
                                        Managing Director

                                                                       ANNEX B
                                                                       -------


                                                                     CONFORMED
                                        (as amended through November 10, 1998)



===============================================================================

                          PURCHASE AND SALE AGREEMENT
                                  (EUROPE/USA)


                                  by and among


                         LASALLE PARTNERS INCORPORATED,

                 THE JONES LANG WOOTTON ENTITIES LISTED HEREIN,


  The Persons named as "Management Shareholders" on the Signature Pages hereto

                                      and

                  The "Shareholders" and "Related JLW Owners"
               who hereafter execute a Purchase and Sale Joinder
                             Agreement (Europe/USA)

                          dated as of October 21, 1998


===============================================================================

                                TABLE OF CONTENTS
                                -----------------

                                                                         Page
                                                                         ----
ARTICLE I

         PURCHASE AND SALE OF SHARES......................................B-4
         Section 1.1  Purchase and Sale of Shares.........................B-4
         Section 1.2  Purchase Price......................................B-4
         Section 1.3  Escrow of Certain Consideration Shares..............B-5
         Section 1.4  Consideration Adjustment............................B-6
         Section 1.5  Closing............................................B-16
         Section 1.6  Deliveries by the Shareholders.....................B-17
         Section 1.7  Deliveries by Parent...............................B-18
         Section 1.8  Representatives....................................B-19
         Section 1.9  Corporate Governance Matters.......................B-21
         Section 1.10 Integration........................................B-25

ARTICLE II

         MATTERS RELATING TO THE
         SHAREHOLDER TRANSACTION DOCUMENTS;
         REALLOCATION....................................................B-25
         Section 2.1  Signing Procedures.................................B-25
         Section 2.2  Permitted Reallocation of Consideration and Shares.B-27

ARTICLE III

         REPRESENTATIONS AND WARRANTIES
         OF THE JLW PARTNERSHIPS
         AND THE MANAGEMENT SHAREHOLDERS.................................B-28
         Section 3.1  Shares; Claims to Assets...........................B-28
         Section 3.2  Corporate Organization.............................B-29
         Section 3.3  Capitalization of the Companies....................B-30
         Section 3.4  Subsidiaries and Affiliates........................B-31
         Section 3.5  Authorization......................................B-32
         Section 3.6  No Violation.......................................B-33
         Section 3.7  Consents and Approvals.............................B-34
         Section 3.8  Financial Statements...............................B-34

         Section 3.9  No Undisclosed Liabilities.........................B-37
         Section 3.10 Absence of Certain Changes.........................B-37
         Section 3.11 Real Property......................................B-38
         Section 3.12 Intangible Property Rights.........................B-38
         Section 3.13 Certain Contracts..................................B-41
         Section 3.14 Licenses and Other Authorizations..................B-43
         Section 3.15 Year 2000 and Euro Compliance......................B-44
         Section 3.16 Clients............................................B-44
         Section 3.17 Operation of the Businesses........................B-45
         Section 3.18 Insurance..........................................B-45
         Section 3.19 Labor Relations....................................B-46
         Section 3.20 Employee Benefit Plans.............................B-46
         Section 3.21 Litigation.........................................B-49
         Section 3.22 Compliance with Law................................B-49
         Section 3.23 Taxes..............................................B-50
         Section 3.24 Environmental Matters..............................B-52
         Section 3.25 Personnel..........................................B-54
         Section 3.26 Disclosure Documents...............................B-54
         Section 3.27 Integration Matters................................B-55
         Section 3.28 Related Party Transactions.........................B-55
         Section 3.29 Activities of NewCo 1, NewCo 2, NewCo 3 and
                      Salta Ltd..........................................B-55
         Section 3.30 Securities Laws Matters............................B-56
         Section 3.31 Opinion of Financial Advisor.......................B-56
         Section 3.32 Certain Fees.......................................B-56

ARTICLE IV

         REPRESENTATIONS AND WARRANTIES OF PARENT........................B-56
         Section 4.1  Corporate Organization.............................B-56
         Section 4.2  Capitalization.....................................B-56
         Section 4.3  Subsidiaries and Affiliates........................B-57
         Section 4.4  Authorization......................................B-58
         Section 4.5  No Violation.......................................B-58
         Section 4.6  Consents and Approvals.............................B-59
         Section 4.7  SEC Reports and Financial Statements...............B-59
         Section 4.8  No Undisclosed Liabilities.........................B-60
         Section 4.9  Absence of Certain Changes or Events...............B-60

         Section 4.10 Licenses and Other Authorizations..................B-61
         Section 4.11 Insurance..........................................B-61
         Section 4.12 Labor Relations....................................B-61
         Section 4.13 Parent Employee Benefit Matters....................B-62
         Section 4.14 Litigation.........................................B-64
         Section 4.15 Compliance with Law................................B-65
         Section 4.16 Taxes..............................................B-65
         Section 4.17 Opinion of Financial Advisors......................B-66
         Section 4.18 Certain Fees.......................................B-66
         Section 4.19 Disclosure Documents...............................B-66
         Section 4.20 Other..............................................B-67

ARTICLE V

         COVENANTS OF THE JLW PARTNERSHIPS
         AND THE COMPANIES...............................................B-67
         Section 5.1  Operation of the Companies.........................B-67
         Section 5.2  Access.............................................B-71
         Section 5.3  Consents...........................................B-71
         Section 5.4  Closing Net Worth..................................B-72
         Section 5.5  Other Offers.......................................B-72
         Section 5.6  Integration Matters................................B-72
         Section 5.7  Nine-Month Financial Statements....................B-73

ARTICLE VI

         COVENANTS OF PARENT.............................................B-73
         Section 6.1  Operation of Parent................................B-73
         Section 6.2  Access.............................................B-76
         Section 6.3  Consents...........................................B-76
         Section 6.4  Listing of Consideration Shares....................B-77
         Section 6.5  Stockholder Approval; Proxy........................B-77
         Section 6.6  Other Offers.......................................B-78
         Section 6.7  Employee Trust.....................................B-79
         Section 6.8  Certain Stockholder Agreements.....................B-79
         Section 6.9  Guarantee of Indemnification Agreements............B-79
         Section 6.10 [Intentionally Left Blank].........................B-80

         Section 6.11 Certain Instruments of Indemnification.............B-80
         Section 6.12 Obtain Certain Releases............................B-80
         Section 6.13 Employee Stock Options.............................B-80
         Section 6.14 Director and Officer Indemnification...............B-80

ARTICLE VII

         CONDITIONS TO OBLIGATIONS OF THE PARTIES........................B-81
         Section 7.1  No Injunctions or Restraints.......................B-81
         Section 7.2  No Litigation......................................B-81
         Section 7.3  HSR Act and Other Approvals........................B-82
         Section 7.4  Stockholders Vote..................................B-82
         Section 7.5  Other Closings.....................................B-82
         Section 7.6  Consummation of the Integration....................B-82
         Section 7.7  Exercise of Put Right or Call Right................B-83
         Section 7.8  Execution and Delivery of the other Operative
                      Agreements.........................................B-83
         Section 7.9  Amendments.........................................B-83

ARTICLE VIII

         CONDITIONS TO OBLIGATIONS OF PARENT.............................B-83
         Section 8.1  Representations and Warranties Correct as of the
                      Integration Commencement Date......................B-83
         Section 8.2  Certain Representations and Warranties Correct as
                      of the Closing Date................................B-84
         Section 8.3  Performance; No Default............................B-84
         Section 8.4  Delivery of Certificate............................B-85
         Section 8.5  Opinions of Counsel to the  JLW Partnerships and
                      the Companies......................................B-85
         Section 8.6  Comfort Letter.....................................B-85
         Section 8.7  Settlement of  Related Party Accounts..............B-85
         Section 8.8  No Material Adverse Effect.........................B-85

ARTICLE IX

         CONDITIONS TO OBLIGATIONS OF THE SHAREHOLDERS...................B-85
         Section 9.1  Representations and Warranties Correct as of the
                      Integration Commencement Date......................B-86
         Section 9.2  Performance; No Default............................B-86
         Section 9.3  Delivery of Certificate............................B-86
         Section 9.4  Opinions of Counsel to Parent......................B-87
         Section 9.5  Good Standing Certificate..........................B-87
         Section 9.6  Listing of Consideration Shares....................B-87
         Section 9.7  Certain Stockholder Agreements.....................B-87
         Section 9.8  Indemnification Agreements.........................B-87
         Section 9.9  Inland Revenue Ruling..............................B-87
         Section 9.10 No Material Adverse Effect.........................B-87
         Section 9.11 Directors and Officers.............................B-88
         Section 9.12 Amendments.........................................B-88

ARTICLE X

         TAX MATTERS.....................................................B-88
         Section 10.1 Allocation of Purchase Price.......................B-88
         Section 10.2 Tax Returns........................................B-88
         Section 10.3 Mutual Cooperation.................................B-89
         Section 10.4 Tax Covenant.......................................B-89

ARTICLE XI

         TERMINATION.....................................................B-90
         Section 11.1 Termination of Agreement...........................B-90
         Section 11.2 Effect of Termination..............................B-92
         Section 11.3 Termination Fee....................................B-93

ARTICLE XII

         SURVIVAL AND INDEMNIFICATION....................................B-93
         Section 12.1 Survival of Representations, Warranties
                      and Covenants......................................B-93
         Section 12.2 Indemnification of the Buyers......................B-94

ARTICLE XIII

         MISCELLANEOUS...................................................B-94
         Section 13.1   Further Efforts..................................B-94
         Section 13.2   Expenses.........................................B-94
         Section 13.3   Press Releases and Announcements.................B-95
         Section 13.4   Entire Agreement; No Third Party Beneficiaries...B-95
         Section 13.5   Amendment, Extension and Waiver..................B-95
         Section 13.6   Headings.........................................B-95
         Section 13.7   Notices..........................................B-95
         Section 13.8   Assignment......................................B-100
         Section 13.9   Applicable Law..................................B-100
         Section 13.10  Jurisdiction....................................B-100
         Section 13.11  Service of Process..............................B-101
         Section 13.12  Words in Singular and Plural Form...............B-101
         Section 13.13  Counterparts....................................B-101
         Section 13.14  [Intentionally Left Blank]......................B-101
         Section 13.15  Restrictive Trade Practices Act.................B-101
         Section 13.16  WAIVER OF JURY TRIAL............................B-101

ARTICLE XIV

         CERTAIN DEFINITIONS............................................B-102


Exhibit 1             Agreed Generally Accepted Accounting Principles
Exhibit 2             Determination of 1999 Compensation Expense
Exhibit 3             Form of DEL Stockholder Agreement
Exhibit 4             Form of Indemnification Agreement Guarantee
Exhibit 5             [Intentionally Left Blank]
Exhibit 6             Form of Instrument of Assumption
Exhibit 7             Form of Instrument of Assumption
Exhibit 8             Landlord Consents and Parent Guarantees
Exhibit 9             [Intentionally Left Blank]
Exhibit 10            JLW Businesses Employees deemed to have Knowledge
Exhibit 11            Parent Employees deemed to have Knowledge

Annex A               Form of Purchase and Sale Joinder Agreement (Europe/USA)
Annex B               Integration Plan and Integration Agreements
Annex C               Form of Stockholder Agreement
Annex D               Form of Indemnity and Escrow Agreement
Annex E               [Intentionally Left Blank]
Annex F               [Intentionally Left Blank]
Annex G               Form of Stock Transfer Form
Annex H               Form of Power of Attorney
Annex I               Articles of Amendment and Restatement of Parent
Annex J               [Intentionally Left Blank]
Annex K               Amended and Restated Bylaws of Parent
Annex L               Terms of the ESOT
Annex M               [Intentionally Left Blank]
Annex N               [Intentionally Left Blank]
Annex O               Form of Comfort Letter

                             INDEX OF DEFINED TERMS
                             ----------------------

                                                                 Defined
Term                                                            in Section
----                                                            ----------

1999 Income Statements...............................................1.4(p)
1999 Stub Period.....................................................1.4(p)
Action..........................................................Article XIV
Adjustment Shares.......................................................1.2
Adjustment Shares Conversion Amount..................................1.4(e)
Adjustment Shares Deficit............................................1.4(l)
Affiliate.......................................................Article XIV
Agreed Generally Accepted Accounting Principles......................1.4(b)
Agreement..........................................................Preamble
Allocation Notice....................................................1.4(k)
Allocation Notice Delivery Period....................................1.4(k)
Amended Parent Bylaws................................................1.9(a)
Applicable Auditors..................................................1.4(b)
Applicable Integration Agreements....................................2.1(a)
Applicable Joinder Agreement.........................................1.1(c)
Asia Region 1999 Income Statement....................................1.4(p)
Asia Region Adjustment Amount........................................1.4(h)
Asia Region Adjustment Shares........................................1.4(a)
Asia Region Agreement..............................................Preamble
Asia Region Balance Sheet............................................1.4(b)
Asia Region Closing Net Worth........................................1.4(b)
Asia Region Companies..............................................Preamble
Asia Region Financial Statements.....................................1.4(b)
Asia Region Share Deficit............................................1.4(h)
Asia Region Shareholders........................................Article XIV
Assets.................................................................3.17
Audited Financial Statements.........................................3.8(a)
Australasia Region 1999 Income Statement.............................1.4(p)
Australasia Region Adjustment Shares.................................1.4(a)
Australasia Region Adjustment Amount.................................1.4(i)
Australasia Region Agreement.......................................Preamble
Australasia Region Balance Sheet.....................................1.4(b)
Australasia Region Closing Net Worth.................................1.4(b)

                                                                 Defined
Term                                                            in Section
----                                                            ----------

Australasia Region Companies.......................................Preamble
Australasia Region Financial Statements..............................1.4(b)
Australasia Region Share Deficit.....................................1.4(i)
Australasia Region Shareholders.................................Article XIV
Australia Acquisition Sub..........................................Preamble
Authorized Actions................................................1.8(b)(i)
Board................................................................1.9(b)
Business Day....................................................Article XIV
Call Notice..........................................................1.1(a)
Call Right...........................................................1.1(a)
Cash Consideration...................................................1.1(c)
Closing..............................................................1.5(a)
Closing Authorized Actions........................................1.8(b)(i)
Closing Balance Sheets...............................................1.4(b)
Closing Date....................................................1.5 (b)(ii)
Closing Financial Statements.........................................1.4(b)
Closing Net Worth...............................................Article XIV
Closing Statement Resolution Period..................................1.4(c)
Closing Statements...................................................1.4(b)
Closing Statements Objection.........................................1.4(c)
Code............................................................Article XIV
Commencement Date....................................................2.1(a)
Commitment Date......................................................2.1(b)
Companies..........................................................Preamble
Company............................................................Preamble
Company Disclosure Schedule.....................................Article XIV
Company Material Adverse Effect.................................Article XIV
Company Subsidiaries............................................Article XIV
Company Subsidiary..............................................Article XIV
Compass Agreement.......................................................4.9
Computer Programs...............................................Article XIV
Computer Systems.......................................................3.15
Confidentiality Agreement...............................................5.2
Consent.........................................................Article XIV
Consideration...................................................Article XIV
Consideration Shares.................................................1.1(c)
Contract(s).....................................................Article XIV

                                                                 Defined
Term                                                            in Section
----                                                            ----------

Controlled Affiliate............................................Article XIV
Copyrights......................................................Article XIV
DEL.............................................................Article XIV
DEL Stockholder Agreement...............................................6.8
Designated Countries................................................3.12(c)
Designated JLW Shareholder(s)........................................2.1(a)
Domestic Plan...................................................Article XIV
Encumbrances....................................................Article XIV
English Courts........................................................13.10
Environmental Laws..............................................Article XIV
ERISA...............................................................3.20(a)
ERISA Affiliate.................................................Article XIV
Escrow Agent............................................................1.2
Escrow Agreement...................................................Preamble
Escrow Shares...........................................................1.2
ESOT....................................................................6.7
ESOT Adjustment Shares..................................................6.7
ESOT Agreements.........................................................6.7
ESOT Escrow Shares......................................................6.7
ESOT Shares.............................................................6.7
ESOT Sub Trust..........................................................6.7
ESOT Trustee............................................................6.7
Euro Compliant.........................................................3.15
Europe/USA Region Shareholders.....................................Preamble
Exchange Act....................................................Article XIV
Exercise Period......................................................1.1(a)
Fifteenth Director...................................................1.9(g)
Final Asia Region Closing Net Worth..................................1.4(c)
Final Australasia Region Closing Net Worth...........................1.4(c)
Final Closing Balance Sheets.........................................1.4(c)
Final Closing Financial Statements ..................................1.4(c)
Final Closing Statements.............................................1.4(c)
Final Closing Statements Determinate Date............................1.4(e)
Final JLW England Closing Net Worth..................................1.4(c)
Final JLW Ireland Closing Net Worth..................................1.4(c)
Final JLW Scotland Closing Net Worth.................................1.4(c)
Final Master Shareholder List...................................Article XIV

                                                                 Defined
Term                                                            in Section
----                                                            ----------

Final Return Date....................................................2.1(a)
Financial Statement..................................................3.8(a)
Foreign Plan....................................................Article XIV
Forfeiture Shares.......................................................1.2
Forfeiture Shares Escrow Agent..........................................1.2
Guernsey Insurance Laws.........................................Article XIV
HSR Act.................................................................3.7
Illinois Courts.......................................................13.10
Income Tax(es)..................................................Article XIV
Indemnification Agreement Guarantee.....................................6.9
Indemnified Persons..................................................1.8(b)
Independent Director............................................Article XIV
Initial Consideration Shares............................................1.2
Initial Distribution Shares.............................................1.2
Instruction Letter...................................................2.1(a)
Intangible Property Rights......................................Article XIV
Integration.....................................................Article XIV
Integration Agreements.............................................Preamble
Integration Commencement Date.....................................1.5(b)(i)
Integration Completion............................................1.5(b)(i)
Integration Completion Date.......................................1.5(b)(i)
Integration Escrow Agreement........................................1.10(b)
Integration Plan...................................................Preamble
Interests...........................................................3.12(c)
Interim Financial Statements.........................................3.8(a)
Irish Companies Act..................................................3.2(a)
Irish Registrar of Companies.........................................3.2(a)
Irish Service Subsidiaries......................................Article XIV
IRS.............................................................Article XIV
JLW Acquisition Proposal................................................5.5
JLW Asia ESOT Sub Trust.................................................6.7
JLW Australasia ESOT Sub Trust..........................................6.7
JLW Businesses.....................................................Preamble
JLW Combined 9/30 Financial Statement Schedules.................Article XIV
JLW Combined 9/30 Income Statement Schedules............................3.8
JLW Combined 9/30 Balance Sheet Schedules.......................Article XIV
JLW Combined Balance Sheet Schedules.................................3.8(a)

                                                                 Defined
Term                                                            in Section
----                                                            ----------

JLW Combined Financial Statement Schedules...........................3.8(a)
JLW Combined Income Statement Schedules..............................3.8(a)
JLW Combined Interim Balance Sheet Schedules.........................3.8(a)
JLW Combined Year-End Balance Sheet Schedules........................3.8(a)
JLW Continuation...................................................Preamble
JLW Directors........................................................1.9(b)
JLW Employee Directors...............................................1.9(b)
JLW Employees........................................................1.9(h)
JLW England........................................................Preamble
JLW England 1999 Income Statement....................................1.4(p)
JLW England Adjustment Shares........................................1.4(a)
JLW England Adjustment Amount........................................1.4(e)
JLW England Balance Sheet............................................1.4(b)
JLW England Closing Net Worth........................................1.4(b)
JLW England ESOT Sub Trust..............................................6.7
JLW England Financial Statements.....................................1.4(b)
JLW England Interim Financial Statements.............................3.8(a)
JLW England Share Deficit............................................1.4(e)
JLW England Shareholders.............................................1.4(a)
JLW Fees and Expenses...........................................Article XIV
JLW Independent Directors............................................1.9(b)
JLW Ireland........................................................Preamble
JLW Ireland 1999 Income Statement....................................1.4(p)
JLW Ireland Adjustment Amount........................................1.4(g)
JLW Ireland Adjustment Shares........................................1.4(a)
JLW Ireland Balance Sheet............................................1.4(b)
JLW Ireland Closing Net Worth........................................1.4(b)
JLW Ireland ESOT Sub Trust..............................................6.7
JLW Ireland Financial Statements.....................................1.4(b)
JLW Ireland Interim Financial Statements.............................3.8(a)
JLW Ireland Share Deficit............................................1.4(g)
JLW Ireland Shareholders.............................................1.4(a)
JLW Nominating Committee.............................................1.9(d)
JLW Nominees.......................................................Preamble
JLW Parties.....................................................Article XIV
JLW Partnership(s).................................................Preamble
JLW Scotland.......................................................Preamble

                                                                 Defined
Term                                                            in Section
----                                                            ----------

JLW Scotland 1999 Income Statement...................................1.4(p)
JLW Scotland Adjustment Shares.......................................1.4(a)
JLW Scotland Adjustment Amount.......................................1.4(f)
JLW Scotland Balance Sheet...........................................1.4(b)
JLW Scotland Closing Net Worth.......................................1.4(b)
JLW Scotland ESOT Trustees..............................................6.7
JLW Scotland ESOT Sub Trust.............................................6.7
JLW Scotland Financial Statements....................................1.4(b)
JLW Scotland Interim Financial Statements............................3.8(a)
JLW Scotland Share Deficit...........................................1.4(f)
JLW Scotland Shareholders............................................1.4(a)
JLW Sellers.....................................................Article XIV
JLW Supply.........................................................Preamble
JLW Transfer Taxes..............................................Article XIV
JLW USA............................................................Preamble
JLW USA Shares.....................................................Preamble
Joinder Agreement..................................................Preamble
Knowledge.......................................................Article XIV
LACM.................................................................1.9(a)
Leased Real Property................................................3.11(b)
Liabilities.....................................................Article XIV
Licenses........................................................Article XIV
Liens...........................................................Article XIV
Listed Agreements...................................................3.13(a)
Managed Properties..................................................3.24(a)
Management Shareholder(s)..........................................Preamble
Materials of Environmental Concern..............................Article XIV
Minimum Asia Region Closing Net Worth................................1.4(h)
Minimum Australasia Region Closing Net Worth.........................1.4(i)
Minimum Closing Working Capital......................................1.4(j)
Minimum JLW England Closing Net Worth................................1.4(e)
Minimum JLW Ireland Closing Net Worth................................1.4(g)
Minimum JLW Scotland Closing Net Worth...............................1.4(f)
Neutral Auditor......................................................1.4(d)
NewCo 1............................................................Preamble
NewCo 2............................................................Preamble
NewCo 3............................................................Preamble

                                                                 Defined
Term                                                            in Section
----                                                            ----------

Nine-Month Interim Financial Statements.........................Article XIV
Nominating Committees................................................1.9(d)
Non-Participating Designated JLW Shareholders...........................2.2
NYSE............................................................Article XIV
Offering Memorandum.............................................Article XIV
Operative Agreements............................................Article XIV
Other Authorized Actions..........................................1.8(b)(i)
Other Joinder Agreements........................................Article XIV
Other Purchase Agreements..........................................Preamble
Other Shareholder(s)............................................Article XIV
Parent.............................................................Preamble
Parent Acquisition Proposal.............................................6.6
Parent Articles of Incorporation........................................4.1
Parent Bylaws...........................................................4.1
Parent Common Stock..................................................1.1(c)
Parent Directors.....................................................1.9(b)
Parent Disclosure Schedule......................................Article XIV
Parent Domestic Plan............................................Article XIV
Parent Employee Directors............................................1.9(b)
Parent Employees.....................................................1.9(h)
Parent Foreign Plan.............................................Article XIV
Parent Independent Directors.........................................1.9(b)
Parent Interim Balance Sheet.........................................4.8(a)
Parent Material Adverse Effect..................................Article XIV
Parent Nominating Committee..........................................1.9(d)
Parent Options..........................................................4.2
Parent Preferred Stock..................................................4.2
Parent SEC Reports......................................................4.7
Parent Securities.......................................................4.2
Parent Significant Subsidiary...................................Article XIV
Parent Stock Plans......................................................4.2
Parent Subsidiaries.............................................Article XIV
Parent Subsidiary...............................................Article XIV
Patents.........................................................Article XIV
Permitted Liens.................................................Article XIV
Person..........................................................Article XIV
Post-Closing Integration Actions....................................1.10(a)

                                                                 Defined
Term                                                            in Section
----                                                            ----------

Preliminary Master Shareholder List................................Preamble
Proposed Actions.....................................................4.4(a)
Proxy Statement......................................................6.5(b)
Put Notice...........................................................1.1(b)
Put Right............................................................1.1(b)
Real Property Leases................................................3.11(b)
Related JLW Owner...............................................Article XIV
Related Parties.................................................Article XIV
Required Regulatory Approvals...........................................3.7
Required Securities Approvals...........................................4.6
SCCA....................................................................1.8
SCCA Expenses Reserve................................................1.8(d)
Scheduled Agreements................................................3.12(b)
Scottish Service Subsidiaries...................................Article XIV
SEC.............................................................Article XIV
Securities Act..................................................Article XIV
Sellers' Representative.........................................Article XIV
Shareholder Determination Date..................................Article XIV
Shareholder Transaction Documents....................................2.1(a)
Shareholder(s).....................................................Preamble
Shareholders' Representatives...................................Article XIV
Shares.............................................................Preamble
significant clients.................................................3.16(a)
Stock Options..........................................................6.13
Stockholder Agreement..............................................Preamble
Straddle Returns....................................................10.2(b)
Sub Trust...............................................................6.7
Subsidiaries....................................................Article XIV
Subsidiary......................................................Article XIV
Tax.............................................................Article XIV
Tax Return......................................................Article XIV
Taxes...........................................................Article XIV
TCGA....................................................................9.9
Termination Fee........................................................11.3
Third Party Scheduled Agreement.....................................3.12(b)
Trademarks......................................................Article XIV
Transfer Taxes..................................................Article XIV

                                                                 Defined
Term                                                            in Section
----                                                            ----------

Transition Period....................................................1.9(b)
UK Companies Act.....................................................3.2(a)
UK GAAP.........................................................Article XIV
UK Registrar of Companies............................................3.2(a)
US Acquisition Sub.................................................Preamble
US Acquisition Sub II..............................................Preamble
US GAAP.........................................................Article XIV
Year 2000 Compliant....................................................3.15

                    PURCHASE AND SALE AGREEMENT (EUROPE/USA)
                    ----------------------------------------

                  PURCHASE AND SALE AGREEMENT (EUROPE/USA), dated as of October 21, 1998 (this "Agreement" or this "Europe/USA Region Agreement"), by and among
(i) LASALLE PARTNERS INCORPORATED, a Maryland corporation ("Parent"); (ii) JONES LANG WOOTTON, a limited partnership existing under the laws of England ("JLW England"), JONES LANG WOOTTON, a partnership existing under the laws of Scotland ("JLW Scotland"), and JONES LANG WOOTTON, a partnership existing under the laws of Eire ("JLW Ireland") (each of JLW England, JLW Scotland and JLW Ireland is individually referred to herein as a "JLW Partnership" and collectively referred to herein as the "JLW Partnerships"); (iii)JONES LANG WOOTTON, a corporation incorporated under the laws of England ("NewCo 1"), J.L.W. (SCOTLAND) CORPORATE, a corporation incorporated under the laws of Scotland ("NewCo 2"), SLANEYGLEN COMPANY, a corporation incorporated under the laws of Eire ("NewCo 3"), J.L.W. SUPPLY COMPANY, a corporation incorporated under the laws of England ("JLW Supply"), JONES LANG WOOTTON USA INC., a Delaware corporation ("JLW USA"), and JLW CONTINUATION, LTD., a corporation incorporated under the laws of England ("JLW Continuation") (each of NewCo 1, NewCo 2, NewCo 3, JLW Supply, JLW USA and JLW Continuation is individually referred to herein as a "Company" and collectively referred to herein as the "Companies"); (iv) the persons named as "Management Shareholders" on the signature pages hereto (each a "Management Shareholder" and, collectively, the "Management Shareholders"); and (v) the Persons listed as "Shareholders" on the Preliminary Master Shareholder List, attached as Schedule A to the Company Disclosure Schedule (the "Preliminary Master Shareholder List"), together with any Related JLW Owners, who execute and deliver Joinder Agreements (Europe/USA), in the form attached hereto as Annex A (each a "Joinder Agreement"), and each of the other Shareholder Transaction Documents (as hereinafter defined) (each Person listed as a Shareholder on the Preliminary Master Shareholder List who duly executes and delivers (and whose Related JLW Owner, if any, executes and delivers) each of the Shareholder Transaction Documents is individually referred to herein as a "Shareholder" and collectively referred to herein as the "Shareholders" or the "Europe/USA Region Shareholders").

                  WHEREAS, in accordance with the plan of integration (the "Integration Plan") and the related integration agreements (the "Integration Agreements"), attached hereto as Annex B, prior to the Closing: (i) JLW England and its partners will transfer substantially all of the assets, properties and businesses of JLW England (which assets will not include the issued and outstanding shares of JLW USA and JLW Supply and their respective direct and indirect Subsidiaries) to NewCo 1, (ii) JLW Scotland and its partners will transfer substantially all of the assets, properties and businesses of JLW Scotland (including all of the issued shares in the Scottish Service Subsidiaries) to NewCo 2, (iii) JLW Ireland and its partners will transfer substantially all of the assets, properties and businesses of JLW Ireland (including all of the issued shares in the Irish Service Subsidiaries) to NewCo 3, (iv) JLW Nominees Limited, a corporation incorporated under the laws of England ("JLW Nominees"), will (after having prior to the date of this Agreement transferred to JLW USA, in connection with this Agreement, all of the outstanding shares of Series A Preferred Shares of JLW USA in exchange for a substantially equivalent number of shares of common stock of JLW USA) transfer all of the issued and outstanding shares of common stock of JLW USA ( the "JLW USA Shares") to the beneficial owners thereof as set forth on the Final Master Shareholder List, and (v) Robin Broadhurst, Michael Follett, David Larkin, Malcolm Naish and Clive Pickford (the trustees for the beneficial owners of JLW Supply) will transfer all of the issued and outstanding share capital of JLW Supply to the beneficial owners thereof as set forth on the Final Master Shareholder List;

                  WHEREAS, pursuant to the Integration Plan and the Integration Agreements, upon completion of the Integration the Shareholders will collectively own all of the issued share capital or capital stock, as applicable, of the Companies (the "Shares");

                  WHEREAS, the Shareholders collectively desire to grant to Parent an irrevocable right to purchase all, but not less than all, of the Shares, all upon the terms and subject to the conditions set forth in this Agreement and the other Operative Agreements;

                  WHEREAS, Parent desires to grant to the Shareholders an irrevocable right to cause Parent to purchase all, but not less than all, of the Shares, all upon the terms and subject to the conditions set forth in this Agreement and the other Operative Agreements;

                  WHEREAS, as a condition of and inducement to Parent's willingness to consummate the transactions contemplated hereby, Parent and each Shareholder (and each Related JLW Owner, if applicable) will enter into (i) a Stockholder Agreement, in the form attached hereto as Annex C (the "Stockholder Agreement"), and (ii) an Indemnity and Escrow Agreement, in the form attached hereto as Annex D (the "Escrow Agreement");

                  WHEREAS, as of the date hereof, Parent, JLLINT, Inc., an Illinois corporation and an indirect wholly-owned subsidiary of Parent ("US Acquisition Sub"), JLLIP, Inc., an Illinois corporation and an indirect wholly-owned subsidiary of Parent ("US Acquisition Sub II"), and the other parties named therein are entering into a Purchase and Sale Agreement (the "Asia Region Agreement"), pursuant to which, upon the terms and subject to the conditions set forth therein, (i) US Acquisition Sub II will acquire all of the issued and outstanding share capital of JLW Pacific Limited, a Cook Islands company, and (ii) US Acquisition Sub will acquire (except as otherwise set forth therein) all of the issued and outstanding share capital of each of JLW Asia Holdings Limited, a Cook Islands company, JLW Transact (Thailand) Co. Limited, a Thailand company, JLW Transact Pte Limited (Singapore), a Singapore company, and

JLW Transact Limited (HK), a Hong Kong company (the companies referred to in clauses (i) and (ii) above whose shares are to be acquired are collectively referred to herein as the "Asia Region Companies");

                  WHEREAS, as of the date hereof, Parent, US Acquisition Sub and LPI (Australia) Holdings Pty Limited, a corporation organized under the laws of the Australian Capital Territory and an indirect wholly-owned subsidiary of Parent ("Australia Acquisition Sub"), and the other parties named therein are entering into a Purchase and Sale Agreement (the "Australasia Region Agreement" and, together with the Asia Region Agreement, the "Other Purchase Agreements"), pursuant to which, upon the terms and subject to the conditions set forth therein, (i) Australia Acquisition Sub will acquire all of the issued and outstanding share capital of each of JLW Australia Pty Limited, a New South Wales company, Jones Lang Wootton Transact Pty Ltd., a New South Wales company, Jones Lang Wootton Transact (VIC) Pty Ltd., a Victoria company, and Jones Lang Wootton Transact (Qld) Pty Ltd., a Queensland company, and (ii) US Acquisition Sub will acquire all of the issued and outstanding share capital of each of Jones Lang Wootton Holdings Limited, a New Zealand company, and JLW Transact Limited (New Zealand), a New Zealand company (the companies referred to in clauses (i) and (ii) above whose shares are to be acquired are collectively referred to herein as the "Australasia Region Companies");

                  WHEREAS, each member of the Board of Parent who is an employee of Parent has executed and delivered to Chris Peacock and Mike Smith and each or either of them, with full power of substitution, an irrevocable proxy to vote all of the shares of Parent Common Stock (as hereinafter defined) owned by such member in favor of the Proposed Actions (as hereinafter defined) at the special meeting of stockholders of Parent to be held in connection with the transactions contemplated by this Agreement and the Other Purchase Agreements; and

                  WHEREAS, pursuant to this Agreement and the Other Purchase Agreements, Parent has the right (and may be required) to acquire, directly or indirectly, all of the asset and property management, advisory and other real estate-related businesses of the JLW Partnerships, the Companies, the Asia Region Companies and the Australasia Region Companies and their respective Subsidiaries (such businesses being collectively referred to herein as the "JLW Businesses"), including all such businesses currently being carried on by the JLW Partnerships and their respective direct and indirect Subsidiaries.

                  NOW THEREFORE, in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                    ARTICLE I

                           PURCHASE AND SALE OF SHARES
                           ---------------------------

         Section 1.1 Purchase and Sale of Shares. (a) Parent shall have the right (the "Call Right"), exercisable by written notice (a "Call Notice") from Parent to the Sellers' Representatives, at any time following the Integration Completion and prior to midnight on the Business Day next following the Integration Completion Date (the "Exercise Period"), to purchase all, but not less than all, of the Shares from the respective Shareholders upon the terms and subject to the conditions set forth herein.

                  (b) The Shareholders shall have the right (the "Put Right"), exercisable by written notice (a "Put Notice") from the Sellers' Representatives to Parent, at any time during the Exercise Period, to cause Parent to purchase all, but not less than all, of the Shares owned by each of them upon the terms and subject to the conditions set forth herein.

                  (c) If either (i) Parent exercises its Call Right by delivering a Call Notice during the Exercise Period to the Sellers' Representatives or (ii) the Shareholders exercise their Put Right by the Sellers' Representatives delivering a Put Notice during the Exercise Period to Parent, then upon the terms and subject to the conditions set forth herein, at the Closing, each Shareholder shall sell, assign, transfer, convey and deliver to Parent, and Parent shall purchase, acquire and accept from each Shareholder, all of the Shares of the Companies owned by such Shareholder as set forth in column 5 of Annex B to the Joinder Agreement to which such Shareholder is a party (the "Applicable Joinder Agreement") (except as otherwise specified herein, all references in this Agreement to "Annex B" to an Applicable Joinder Agreement shall refer to the definitive Annex B, as modified pursuant to Section
2.2 hereof), free and clear of all Encumbrances (other than Encumbrances created by or through Parent) and together with all benefits and rights attaching or accruing thereto, for (A) the number of newly issued shares of common stock, $.01 par value per share ("Parent Common Stock"), of Parent (the "Consideration Shares") set forth in column 3 of Annex B to the Applicable Joinder Agreement subject to adjustment in accordance with Sections 1.3 and 1.4 hereof; and (B) cash, in United States dollars (the "Cash Consideration"), in the amount calculated in accordance with the formula set forth in column 4 of Annex B to the Applicable Joinder Agreement; it being agreed that the aggregate (and maximum) number of Consideration Shares that will be issued pursuant to this Agreement and the Applicable Joinder Agreements shall be 7,223,539.

         Section 1.2 Purchase Price. Upon the terms and subject to the conditions set forth herein, in consideration for the sale, assignment, transfer, conveyance and delivery of the Shares owned by each Shareholder to Parent at the Closing, Parent shall deliver, or cause to be delivered, at Closing to (a) the Shareholders' Representatives, on behalf of such Shareholder, (i) the number of shares of Parent Common Stock specified in column 3(a) of Annex B to the Applicable Joinder Agreement (the "Initial Distribution Shares"), which Initial Distribution Shares shall be issued in the name of such Shareholder, (ii) the number of shares of Parent Common Stock specified in column 3(b) of Annex B to the Applicable Joinder Agreement (the "Forfeiture Shares" and, together with Initial Distribution Shares, the "Initial Consideration Shares"), which Forfeiture Shares shall be deposited in escrow with the escrow agent appointed pursuant to the SCCA (the "Forfeiture Shares Escrow Agent") pursuant to the applicable provisions of the SCCA and held and distributed in accordance with the terms thereof, and (iii) the Cash Consideration, in United States dollars, calculated in accordance with the formula set forth in column 4 of Annex B to the Applicable Joinder Agreement, all of which Cash Consideration shall be paid to and retained by the Shareholders' Representatives (on behalf of such Shareholder) as a reserve for certain expenses as provided in Section 1.8(d) hereof, and (b) Harris Trust and Savings Bank (the "Escrow Agent") (i) the number of shares of Parent Common Stock specified in column 3(c) of Annex B to the Applicable Joinder Agreement to be deposited in escrow as Escrow Shares pursuant to clause (b) of Section 1.3 hereof, and (ii) the number of shares of Parent Common Stock specified in column 3(d) of Annex B to the Applicable Joinder Agreement to be deposited in escrow as Adjustment Shares pursuant to clause (a) of Section 1.3 hereof, which Escrow Shares and Adjustment Shares shall be held and disposed of in accordance with the applicable provisions of the Escrow Agreement and the applicable provisions of this Agreement. The aggregate number of shares of Parent Common Stock to be deposited with the Escrow Agent pursuant to clause (b)(i) of this Section 1.2, clause (b)(i) of Section 1.2 of each of the Other Purchase Agreements and clause
(i) of the last sentence of Section 6.7 of this Agreement and each of the Other Purchase Agreements shall be 750,000 shares (the "Escrow Shares") and the aggregate number of shares of Parent Common Stock to be deposited with the Escrow Agent pursuant to clause (b)(ii) of this Section 1.2, clause (b)(ii) of
Section 1.2 of each of the Other Purchase Agreements and clause (ii) of the last sentence of Section 6.7 of this Agreement and each of the Other Purchase Agreements shall be 1,241,683 shares (the "Adjustment Shares"); provided that the Forfeiture Shares issuable pursuant to the Asia Region Agreement shall also be initially deposited with the Escrow Agent as additional Escrow Shares to be held and disposed of in accordance with the applicable provisions of the Escrow Agreement.

         Section 1.3 Escrow of Certain Consideration Shares. On the Closing Date, Parent shall deliver to (a) the Escrow Agent a certificate (issued in the name of the Escrow Agent or its nominee) representing the Adjustment Shares (including the ESOT Adjustment Shares) for the purpose of securing the consideration adjustment obligations, as set forth in Section 1.4 of this Agreement and each of the Other Purchase Agreements, (b) the Escrow Agent a certificate

(issued in the name of the Escrow Agent or its nominee) representing the Escrow Shares (including the ESOT Escrow Shares) for the purpose of securing the indemnification obligations of the Shareholders and the Other Shareholders, as set forth in the Escrow Agreement and (c) the Forfeiture Shares Escrow Agent a certificate (issued in the name of the Forfeiture Shares Escrow Agent or its nominee) representing the Forfeiture Shares for the purpose of ensuring compliance with the forfeiture provisions relating to the Shareholders, the Other Shareholders and the Related JLW Owners, if any, contained in the SCCA. The Adjustment Shares and the Escrow Shares shall be held by the Escrow Agent under the Escrow Agreement pursuant to the terms thereof. The Adjustment Shares and the Escrow Shares shall be held and disposed of solely for the purposes and in accordance with the terms of this Agreement, the Other Purchase Agreements and the Escrow Agreement. The Forfeiture Shares shall be held and disposed of by the Forfeiture Shares Escrow Agent under the applicable provisions of the SCCA.

         Section 1.4 Consideration Adjustment. (a) Subject to the completion of any adjustments required under this Section 1.4, (i) the Shareholders listed on the Final Master Shareholder List as owning Shares of NewCo 1, JLW USA, JLW Supply or JLW Continuation (the "JLW England Shareholders") and the JLW England ESOT Sub Trust shall collectively be entitled to receive 697,736 Adjustment Shares (the "JLW England Adjustment Shares"), (ii) the Shareholders listed on the Final Master Shareholder List as owning Shares of NewCo 2 (the "JLW Scotland Shareholders") and the JLW Scotland ESOT Sub Trust shall collectively be entitled to receive 22,456 Adjustment Shares (the "JLW Scotland Adjustment Shares"), (iii) the Shareholders listed on the Final Master Shareholder List as owning Shares of JLW Ireland (the "JLW Ireland Shareholders") and the JLW Ireland ESOT Sub Trust shall collectively be entitled to receive 44,642 Adjustment Shares (the "JLW Ireland Adjustment Shares"), (iv) the Asia Region Shareholders and the Asia Region ESOT Sub Trust shall collectively be entitled to receive 329,750 Adjustment Shares (the "Asia Region Adjustment Shares") and
(v) the Australasia Region Shareholders and the Australasia Region ESOT Sub Trust shall collectively be entitled to receive 147,099 Adjustment Shares (the "Australasia Region Adjustment Shares").

                  (b) As soon as practicable, but in no event later than 50 days following the Closing Date, Parent shall cause to be prepared and delivered to the Shareholders' Representatives (i) a consolidated or combined balance sheet, as applicable, in each case as of the close of business on the Business Day immediately preceding the Closing Date, audited by the independent certified public accountants who audited the applicable Audited Financial Statements (or the Audited Financial Statements of the applicable predecessor entity or entities) (the "Applicable Auditors") of each of (A) NewCo 1, JLW Supply, JLW USA and JLW Continuation, including their respective direct and indirect Subsidiaries (the "JLW England Balance Sheet"), (B) NewCo 2, including its direct and indirect Subsidiaries (the "JLW Scotland Balance Sheet"), (C) NewCo 3, including its direct and indirect Subsidiaries (the "JLW Ireland

Balance Sheet"), (D) the Asia Region Companies, including their respective direct and indirect Subsidiaries (the "Asia Region Balance Sheet"), and (E) the Australasia Region Companies, including their respective direct and indirect Subsidiaries (the "Australasia Region Balance Sheet" and, together with the JLW England Balance Sheet, JLW Scotland Balance Sheet, JLW Ireland Balance Sheet and Asia Region Balance Sheet, the "Closing Balance Sheets"), (ii) the consolidated or combined (as applicable) profit and loss accounts, statements of cash flows, statements of movement on reserves and statements of total recognized gains and losses for the period from January 1, 1998 to the Closing Date (or for such other period(s) as may be required pursuant to Section 1.4(p) below) for each of
(A) NewCo 1, JLW Supply, JLW USA and JLW Continuation, including their respective direct and indirect Subsidiaries (including their respective predecessors, as applicable) (the "JLW England Financial Statements"), (B) NewCo 2, including its direct and indirect Subsidiaries (including their respective predecessors, as applicable) (the "JLW Scotland Financial Statements"), (C) NewCo 3, including its direct and indirect Subsidiaries (including their respective predecessors, as applicable) (the "JLW Ireland Financial Statements"), (D) the Asia Region Companies, including their respective direct and indirect Subsidiaries (the "Asia Region Financial Statements") and (E) the Australasia Region Companies, including their direct and indirect Subsidiaries (the "Australasia Region Financial Statements", and, together with the JLW England Financial Statements, the JLW Scotland Financial Statements, the JLW Ireland Financial Statements and the Asia Region Financial Statements, the "Closing Financial Statements"), audited by the Applicable Auditors for each of the foregoing, and (iii) a calculation of the Closing Net Worth based on the applicable Closing Balance Sheet and certified by the Applicable Auditors for each of (A) NewCo 1, JLW Supply, JLW USA and JLW Continuation, including their respective direct and indirect Subsidiaries (the "JLW England Closing Net Worth"), (B) NewCo 2, including its direct and indirect Subsidiaries (the "JLW Scotland Closing Net Worth"), (C) NewCo 3, including its direct and indirect Subsidiaries (the "JLW Ireland Closing Net Worth"), (D) the Asia Region Companies, including their respective direct and indirect Subsidiaries (the "Asia Region Closing Net Worth"), and (E) the Australasia Region Companies, including their respective direct and indirect Subsidiaries (the "Australasia Region Closing Net Worth") (such calculations, together with the Closing Financial Statements (if required for the purposes of Section 1.4(p) hereof) and the Closing Balance Sheets, the "Closing Statements"). The Closing Balance Sheets and the related Closing Financial Statements shall be prepared in accordance with UK GAAP (but shall be denominated in US dollars) in accordance with the accounting principles set forth in Exhibit 1 hereto (collectively, the "Agreed Generally Accepted Accounting Principles"), and the Closing Net Worth shall be calculated in accordance with this Agreement. The Closing Balance Sheets and the related Closing Financial Statements shall include footnotes converting various items therein to US GAAP, in a manner consistent with the Audited Financial Statements. The reasonable costs of auditing the Closing Balance Sheets and the related Closing Financial Statements and certifying the related calculations shall be paid by Parent but included as a current liability on the Closing

Balance Sheets (the allocation of such liability among such balance sheets, to be determined by the Shareholders' Representatives); it being the intent of the parties that such costs will thus be economically borne by the Shareholders, the Other Shareholders and the ESOT. The scope of such audit shall be consistent with the scope of the audit conducted in preparing the Audited Financial Statements.

                  (c) In order to facilitate their review of the Closing Statements, the Shareholders' Representatives and their authorized representatives and advisors shall have access to (i) all relevant books and records and (ii) all accountants' work papers used in connection with the preparation of the Closing Balance Sheets and the Closing Financial Statements, as well as to the accounting staff of Parent who prepared such statements and the Applicable Auditors who audited such statements. Unless the Shareholders' Representatives deliver written notice to Parent on or prior to the 25th day after receipt of the Closing Statements of their disagreement as to any item included in or omitted from the Closing Statements (a "Closing Statements Objection"), which Closing Statements Objection, if any, shall be required to include all such disagreements with reasonable specificity to the extent practicable which the Shareholders' Representatives will assert with respect to any such items, the parties shall be deemed to have accepted and agreed to the Closing Statements. If the Shareholders' Representatives so notify Parent of a Closing Statements Objection, the Shareholders' Representatives and Parent shall, within 15 days following the date of such notice (the "Closing Statement Resolution Period"), attempt to resolve their differences. Any resolution by them as to any disputed amount shall be final and binding on the parties hereto. The term "Final Closing Statements" shall mean the definitive Closing Statements as agreed to (or deemed agreed to) by Parent and the Shareholders' Representatives, or in the absence of such agreement, the definitive Closing Statements including any adjustments resulting from the determination made by the Neutral Auditor (in addition to those items theretofore agreed to by Parent and the Shareholders' Representatives), the term "Final Closing Balance Sheets" shall mean the definitive Closing Balance Sheets included in such Final Closing Statements and, to the extent applicable, the term "Final Closing Financial Statements" shall mean the definitive profit and loss accounts included in such Final Closing Statements. The terms "Final JLW England Closing Net Worth," "Final JLW Scotland Closing Net Worth,""Final JLW Ireland Closing Net Worth," "Final Asia Region Closing Net Worth" and "Final Australasia Region Closing Net Worth" shall mean the definitive Closing Net Worth of (i) NewCo 1, JLW Supply, JLW USA and JLW Continuation, (ii) NewCo 2, (iii) NewCo 3, (iv) the Asia Region Companies and (v) the Australasia Region Companies, respectively, including their respective direct and indirect Subsidiaries, based on the applicable Final Closing Balance Sheets.

                  (d) If, at the conclusion of the Closing Statement Resolution Period, Parent and the Shareholders' Representatives have not resolved all disputes, then all amounts remaining in dispute shall, at the election of either party, be submitted to Arthur Andersen (UK). (the "Neutral Auditor"). Parent and the Shareholder's Representatives agree to execute, if requested by the Neutral Auditor, a reasonable engagement letter, and shall make available to the Neutral Auditor such books, records and other information within their control as the Neutral Auditor may reasonably request. All fees and expenses of the Neutral Auditor shall be borne by Parent. The Neutral Auditor shall act as an expert, not as an arbitrator, to determine only those issues remaining in dispute, based on the presentations by Parent and the Shareholders' Representatives (and their respective advisors) and, to the extent such Neutral Auditor shall deem appropriate, on an independent investigation (but not an audit) of such other relevant books and records, accountants' work papers and other information as such Neutral Auditor deems reasonably necessary for the purpose of resolving the issues in dispute. The Neutral Auditor shall be instructed to make its determination within 30 days of its engagement, which determination shall be set forth in a written statement delivered to Parent and the Shareholders' Representatives and shall be final and binding on the parties hereto and the ESOT Trustee.

                  (e) Subject to Section 1.4(k), if the Final JLW England Closing Net Worth is less than US$22,476,000, as such amount may be adjusted pursuant to Section 1.4(p) below (the "Minimum JLW England Closing Net Worth") (the amount of such deficiency being referred to herein as the "JLW England Adjustment Amount"), then the number of JLW England Adjustment Shares to be delivered to the JLW England Shareholders and the ESOT Trustee on behalf of the JLW England ESOT Sub Trust shall be reduced by the number of shares of Parent Common Stock equal to the quotient obtained by dividing the JLW England Adjustment Amount by an amount (such amount being hereinafter referred to as the "Adjustment Shares Conversion Amount") equal to 92.5 percent of the average closing price of Parent Common Stock (as reported on the New York Stock Exchange Composite Tape) for the five-trading day period that includes the two trading days immediately preceding, the trading day including and the two trading days immediately following the day (the "Final Closing Statements Determination Date") on which the Final Closing Statements are agreed to by the parties or finally determined by the Neutral Auditor; provided that if such quotient exceeds the number of JLW England Adjustment Shares (such excess number of shares being referred to herein as the "JLW England Share Deficit"), then the JLW Scotland Adjustment Shares, JLW Ireland Adjustment Shares, Asia Region Adjustment Shares and Australasia Region Adjustment Shares shall be reduced by an aggregate number equal to the JLW England Share Deficit, apportioned among them pro rata on the basis of the number of Adjustment Shares originally allocated herein to the JLW Scotland Shareholders, JLW Ireland Shareholders, Asia Region Shareholders and Australasia Region Shareholders (and the related ESOT Sub Trusts); provided, further, that if such reduction or any subsequent reduction reduces to zero the number of Adjustment Shares issuable to the JLW Scotland Shareholders, JLW Ireland Shareholders, Asia Region Shareholders or Australasia Region Shareholders (and the related ESOT Sub Trusts), any remaining JLW England Share

Deficit shall be deducted from any Adjustment Shares then remaining issuable to the JLW Scotland Shareholders, JLW Ireland Shareholders, Asia Region Shareholders or Australasia Region Shareholders (and the related ESOT Sub Trusts) pro rata (on the basis of the Adjustment Shares then remaining issuable to each such group).

                  (f) Subject to Section 1.4(k), if the Final JLW Scotland Closing Net Worth is less than US$724,000, as such amount may be adjusted pursuant to Section 1.4(p) below (the "Minimum JLW Scotland Closing Net Worth") (the amount of such deficiency being referred to herein as the "JLW Scotland Adjustment Amount"), then the number of JLW Scotland Adjustment Shares to be delivered to the JLW Scotland Shareholders and the ESOT Trustee on behalf of the JLW Scotland ESOT Sub Trust shall be reduced by the number of shares of Parent Common Stock equal to the quotient obtained by dividing the JLW Scotland Adjustment Amount by the Adjustment Shares Conversion Amount; provided that if such quotient exceeds the number of JLW Scotland Adjustment Shares (such excess number of shares being referred to herein as the "JLW Scotland Share Deficit"), then the JLW England Adjustment Shares, JLW Ireland Adjustment Shares, Asia Region Adjustment Shares and Australasia Region Adjustment Shares shall be reduced by an aggregate number equal to the JLW Scotland Share Deficit, apportioned among them pro rata on the basis of the number of Adjustment Shares originally allocated herein to the JLW England Shareholders, JLW Ireland Shareholders, Asia Region Shareholders and Australasia Region Shareholders (and the related ESOT Sub Trusts); provided, further, that if such reduction or any subsequent reduction reduces to zero the number of Adjustment Shares issuable to the JLW England Shareholders, JLW Ireland Shareholders, Asia Region Shareholders or Australasia Region Shareholders (and the related ESOT Sub Trusts), any remaining JLW Scotland Share Deficit shall be deducted from any Adjustment Shares then remaining issuable to the JLW England Shareholders, JLW Ireland Shareholders, Asia Region Shareholders or Australasia Region Shareholders (and the related ESOT Sub Trusts) pro rata (on the basis of the Adjustment Shares then remaining issuable to each such group).

                  (g) Subject to Section 1.4(k), if the Final JLW Ireland Closing Net Worth is less than US$1,440,000, as such amount may be adjusted pursuant to Section 1.4(p) below (the "Minimum JLW Ireland Closing Net Worth") (the amount of such deficiency being referred to herein as the "JLW Ireland Adjustment Amount"), then the number of JLW Ireland Adjustment Shares to be delivered to the JLW Ireland Shareholders and the ESOT Trustee on behalf of the JLW Ireland ESOT Sub Trust shall be reduced by the number of shares of Parent Common Stock equal to the quotient obtained by dividing the JLW Ireland Adjustment Amount by the Adjustment Shares Conversion Amount; provided that if such quotient exceeds the number of JLW Ireland Adjustment Shares (such excess number of Shares being referred to herein as the "JLW Ireland Share Deficit"), then the JLW England Adjustment Shares, JLW Scotland Adjustment Shares, Asia Region Adjustment Shares and Australasia Region Adjustment Shares shall be reduced by an aggregate number equal to the JLW Ireland Share Deficit, apportioned among them pro rata on the basis of the number of Adjustment Shares originally allocated herein to the JLW England Shareholders, JLW Scotland Shareholders, Asia Region Shareholders and Australasia Region Shareholders (and the related ESOT Sub Trusts); provided, further, that if such reduction or any subsequent reduction reduces to zero the number of Adjustment Shares issuable to the JLW England Shareholders, JLW Scotland Shareholders, Asia Region Shareholders or Australasia Region Shareholders (and the related ESOT Sub Trusts), any remaining JLW Ireland Share Deficit shall be deducted from any Adjustment Shares then remaining issuable to the JLW England Shareholders, JLW Scotland Shareholders, Asia Region Shareholders or Australasia Region Shareholders (and the related ESOT Sub Trusts) pro rata (on the basis of the Adjustment Shares then remaining issuable to each such group).

                  (h) Subject to Section 1.4(k), if the Final Asia Region Closing Net Worth is less than US$10,624,000, as such amount may be adjusted pursuant to Section 1.4(p) below (the "Minimum Asia Region Closing Net Worth") (the amount of such deficiency being referred to herein as the "Asia Region Adjustment Amount"), then the number of Asia Region Adjustment Shares to be delivered to the Asia Region Shareholders and the ESOT Trustee on behalf of the JLW Asia ESOT Sub Trust shall be reduced by the number of shares of Parent Common Stock equal to the quotient obtained by dividing the Asia Region Adjustment Amount by the Adjustment Shares Conversion Amount; provided that if such quotient exceeds the number of Asia Region Adjustment Shares (such excess number of shares being referred to herein as the "Asia Region Share Deficit"), then the JLW England Adjustment Shares, JLW Scotland Adjustment Shares, JLW Ireland Adjustment Shares and Australasia Region Adjustment Shares shall be reduced by an aggregate number equal to the Asia Region Share Deficit, apportioned among them pro rata on the basis of the number of Adjustment Shares originally allocated herein to the JLW England Shareholders, JLW Scotland Shareholders, JLW Ireland Shareholders and Australasia Region Shareholders (and the related ESOT Sub Trusts); provided, further, that if such reduction or any subsequent reduction reduces to zero the number of Adjustment Shares issuable to the JLW England Shareholders, JLW Scotland Shareholders, JLW Ireland Shareholders or Australasia Region Shareholders (and the related ESOT Sub Trusts), any remaining Asia Region Share Deficit shall be deducted from any Adjustment Shares then remaining issuable to the JLW England Shareholders, JLW Scotland Shareholders, JLW Ireland Shareholders or Australasia Region Shareholders (and the related ESOT Sub Trusts) pro rata (on the basis of Adjustment Shares then remaining issuable to each such group).

                  (i) Subject to Section 1.4(k), if the Final Australasia Region Closing Net Worth is less than US$4,736,000, as such amount may be adjusted pursuant to Section 1.4(p) below (the "Minimum Australasia Region Closing Net Worth") (the amount of such deficiency being referred to herein as the "Australasia Region Adjustment Amount"), then the number of

Australasia Region Adjustment Shares to be delivered to the Australasia Region Shareholders and the ESOT Trustee on behalf of the JLW Australasia ESOT Sub Trust shall be reduced by the number of shares of Parent Common Stock equal to the quotient obtained by dividing the Australasia Region Adjustment Amount by the Adjustment Shares Conversion Amount; provided that if such quotient exceeds the number of Australasia Region Adjustment Shares (such excess number of shares being referred to herein as the "Australasia Region Share Deficit"), then the JLW England Adjustment Shares, JLW Scotland Adjustment Shares, JLW Ireland Adjustment Shares and Asia Region Adjustment Shares shall be reduced by an aggregate number equal to the Australasia Region Share Deficit, apportioned among them pro rata on the basis of the number of Adjustment Shares originally allocated herein to the JLW England Shareholders, JLW Scotland Shareholders, JLW Ireland Shareholders and Asia Region Shareholders (and the related ESOT Sub Trusts); provided, further, that if such reduction or any subsequent reduction reduces to zero the number of Adjustment Shares issuable to the JLW England Shareholders, JLW Scotland Shareholders, JLW Ireland Shareholders or Asia Region Shareholders (and the related ESOT Sub Trusts), any remaining Australasia Region Share Deficit shall be deducted from any Adjustment Shares then remaining issuable to the JLW England Shareholders, JLW Scotland Shareholders, JLW Ireland Shareholders or Asia Region Shareholders (and the related ESOT Sub Trusts) pro rata (on the basis of the Adjustment Shares then remaining issuable to each such group).

                  (j)      [Intentionally Left Blank]

                  (k) After giving effect to the adjustments set forth in Sections 1.4(e)-(i) above, each JLW England Shareholder, JLW Scotland Shareholder and JLW Ireland Shareholder (and the related ESOT Sub Trusts) shall be entitled to receive such Shareholder's (or ESOT Sub Trust's) pro rata share of any then remaining JLW England Adjustment Shares, JLW Scotland Adjustment Shares or JLW Ireland Adjustment Shares, respectively. Each such Shareholder's (or ESOT Sub Trust's) pro rata share shall be determined on the basis of the ratio which the Initial Consideration Shares issuable to such Shareholder pursuant to columns 3(a) and 3(b) of Annex B to the Applicable Joinder Agreement (or, in the case of an ESOT Sub Trust, the number of ESOT Shares deposited in such ESOT Sub Trust pursuant to Section 6.7 of this Agreement and Section 6.7 of the Other Purchase Agreements) bear to the aggregate number of Initial Consideration Shares issuable to all JLW England Shareholders, JLW Scotland Shareholders or JLW Ireland Shareholders, together with the number of ESOT Shares deposited with the related ESOT Sub Trusts, as applicable. The allocation of the Asia Region Adjustment Shares and Australasia Region Adjustment Shares remaining issuable after the adjustments set forth in Sections 1.4(e)-(i) above among the Asia Region Shareholders and Australasia Region Shareholders (and the related ESOT Sub Trusts), respectively, shall be determined by the Shareholders' Representatives and included in a written notice (the "Allocation Notice") provided to Parent and the Escrow Agent by the Shareholders' Representatives within 30 days following the Final Closing Statements Delivery Date (the "Allocation Notice Delivery Period"). Notwithstanding anything to the contrary contained herein, in the event that the number of JLW England Adjustment Shares, JLW Scotland Adjustment Shares, JLW Ireland Adjustment Shares, Asia Region Adjustment Shares or Australasia Region Adjustment Shares issuable, respectively, to the JLW England Shareholders, JLW Scotland Shareholders, JLW Ireland Shareholders, Asia Region Shareholders or Australasia Region Shareholders (and the related ESOT Sub Trusts) would be required to be reduced pursuant to the adjustments set forth in Sections 1.4(e)-(i) above, the Shareholder's Representatives shall have the option, exercisable during the Allocation Notice Delivery Period, to pay, on behalf of some or all of such JLW England Shareholders, JLW Scotland Shareholders, JLW Ireland Shareholders, Asia Region Shareholders and/or Australasia Region Shareholders (and the related ESOT Sub Trusts), up to an amount in cash in United States dollars equal to the JLW England Adjustment Amount, JLW Scotland Adjustment Amount, JLW Ireland Adjustment Amount, Asia Region Adjustment Amount or Australasia Adjustment Amount, as applicable, or to surrender to Parent an equivalent number of Initial Distribution Shares (based on a per share value equal to the Adjustment Shares Conversion Amount), in which case the applicable Adjustment Amount shall be reduced pro tanto. Any such cash payment must be in United States dollars and received by Parent prior to the end of the Allocation Notice Delivery Period. Any such Initial Distribution Shares shall be surrendered to and received by Parent during the Allocation Notice Delivery Period, together with all necessary assignments and stock powers. The Adjustment Amount shall be reduced by an amount equal to any such cash payment and the value of any Initial Distribution Shares so surrendered, provided, that for the purposes of this calculation, each Initial Distribution Share shall be deemed to have a value equal to the Adjustment Shares Conversion Amount. At the end of the Allocation Notice Delivery Period, any Adjustment Shares that have become subject to a reduction pursuant to Sections 1.4(e)-(i) (after giving effect to any payment or surrender of Shares pursuant to this Section 1.4(k)) shall be returned to Parent by the Escrow Agent.

                  (l) If the adjustments set forth in Sections 1.4(e)-(i) above (after giving effect to any payment or surrender of Shares pursuant to Section 1.4(k)) result in a reduction in Adjustment Shares that exceeds the aggregate number of Adjustment Shares (such excess amount being referred to herein as the "Adjustment Shares Deficit"), then in addition to the elimination of the Adjustment Shares (and return of such Adjustment Shares to Parent by the Escrow Agent), (A) each Shareholder and Other Shareholder shall return, or cause to be returned, and (B) the ESOT Trustee shall return, to the Transfer Agent for cancellation, certificates representing Initial Distribution Shares received by such Shareholder or Other Shareholder or ESOT Shares received by such ESOT Trustee, as the case may be, as soon as practicable, but in any event no later than five Business Days after notice from Parent following the expiration of the Allocation Notice Delivery Period. The Transfer Agent shall cancel each such certificate and issue to each Shareholder, Other Shareholder or ESOT Trustee (on behalf of the applicable

ESOT Sub Trust), as applicable, a new certificate representing such Shareholder's or Other Shareholder's Initial Distribution Shares or ESOT Shares, as the case may be, less such Shareholder's, Other Shareholder's and the ESOT's pro rata share (on the basis of the Initial Consideration Shares issued to all Shareholders and Other Shareholders and ESOT Shares issued to the ESOT) of the Adjustment Shares Deficit (based on a per share value equal to the Adjustment Shares Conversion Amount). In the event that the Initial Distribution Shares held by the Shareholders and the Other Shareholders are not sufficient to satisfy their portion of the Adjustment Shares Deficit, the Shareholders shall cause the Forfeiture Shares Escrow Agent under the SCCA or the Escrow Agent with respect to the Forfeiture Shares of the Asia Region Shareholders to return to the Transfer Agent for cancellation the certificate representing the Forfeiture Shares, as soon as practicable, but in any event no later than five Business Days after the expiration of the Allocation Notice Delivery Period. The Transfer Agent shall cancel such certificate and issue to the Forfeiture Shares Escrow Agent or the Escrow Agent, as applicable, a new certificate representing the Forfeiture Shares, less the number of Forfeiture Shares equal to the amount of the Adjustment Shares Deficit that remains unsatisfied (based on a per share value equal to the Adjustment Shares Conversion Amount). To assist in effectuating the provisions of this Section 1.4(l), the Shareholders and ESOT Trustee hereby consent to the entry of stop transfer orders with the Transfer Agent against the transfer of any Initial Consideration Shares held by such Shareholders and any ESOT Shares held by such ESOT Trustee that are required to be returned to the Transfer Agent for cancellation pursuant to the terms hereof, which stop transfer orders shall be withdrawn by Parent, in each case, once the applicable Initial Consideration Shares, ESOT Shares or Forfeiture Shares, as applicable, are so returned.

                  (m) Certificates representing the Adjustment Shares that may be deliverable after the adjustments and reallocations, if any, described in this Section 1.4 shall be delivered by Parent to the Shareholders, the Other Shareholders and the ESOT Trustee on behalf of the applicable ESOT Sub Trusts, as appropriate, within 10 Business Days following the end of the Allocation Notice Delivery Period, together with any Adjustment Shares Related Property (as defined in Section 4.1 of the Escrow Agreement). If any provision of this
Section 1.4 would require the Escrow Agent to deliver a fraction of a share of Parent Common Stock to a Shareholder, Other Shareholder or ESOT, Parent shall instead purchase such fraction of a share from the Escrow Agent in exchange for a cash amount equal to the Adjustment Shares Conversion Amount multiplied by such fraction, which cash amount shall be paid over by the Escrow Agent to the applicable Shareholder, Other Shareholder or ESOT Sub Trust in lieu of such fraction of a share.

                  (n)      [Intentionally Left Blank]

                  (o) In the event that (i) the Final JLW England Closing Net Worth exceeds the Minimum JLW England Closing New Worth, (ii) the Final JLW Scotland Closing Net Worth exceeds the Minimum JLW Scotland Closing Net Worth, (iii) the Final JLW Ireland Closing New Worth exceeds the Minimum JLW Ireland Closing New Worth, (iv) the Final Asia Region Closing Net Worth exceeds the Minimum Asia Region Closing Net Worth or (v) the Final Australasia Region Closing Net Worth exceeds the Minimum Australasia Region Closing Net Worth, Parent shall pay to the JLW England Shareholders, JLW Scotland Shareholders, JLW Ireland Shareholders, Asia Region Shareholders or Australasia Region Shareholders, as applicable, an amount equal to such excess (unless such excess was otherwise paid or distributed to them), by delivery of cash in the amount of such excess by wire transfer to an account or accounts designated by the Shareholders' Representatives. Such payment will be made within 60 days following the Final Closing Statements Determination Date.

                  (p) In the event that the Integration Commencement takes place later than January 15, 1999: (i) the JLW England Financial Statements shall include both (A) a profit and loss account for the year ending December 31, 1998 and (B) a profit and loss account for the period beginning on January 1, 1999 and ending on the Closing Date (the "JLW England 1999 Income Statement," with such period being sometimes referred to herein as the "1999 Stub Period"), (ii) the JLW Scotland Financial Statements shall include both (A) a profit and loss account for the year ending December 31, 1998 and (B) a profit and loss account for the 1999 Stub Period (the "JLW Scotland 1999 Income Statement"), (iii) the JLW Ireland Financial Statements shall include both (A) a profit and loss account for the year ending December 31, 1998 and (B) a profit and loss account for the 1999 Stub period (the "JLW Ireland 1999 Income Statement"), (iv) the Asia Region Financial Statements shall include both (A) a profit and loss account for the year ending December 31, 1998 and (B) a profit and loss account for the 1999 Stub Period (the "Asia Region 1999 Income Statement") and (v) the Australasia Region Financial Statements shall include both (A) a profit and loss account for the year ending December 31, 1998 and (B) a profit and loss account for 1999 Stub Period (the "Australasia Region 1999 Income Statement" and, together with the JLW England 1999 Income Statement, the JLW Scotland 1999 Income Statement, the JLW Ireland 1999 Income Statement and the Asia Region 1999 Income Statement, the "1999 Income Statements"). The 1999 Income Statements shall be prepared in accordance with the Agreed Generally Accepted Accounting Principles, provided that compensation expense in respect of the persons described in Exhibit 2 hereto shall be determined on a pro forma basis in accordance with such Exhibit 2 and the associated pro forma tax benefit or tax charge shall also be computed in accordance with such Exhibit 2. Based on the 1999 Income Statements included in the Final Closing Statements: (i) the Minimum JLW England Closing Net Worth shall be increased by any pro forma profit on ordinary activities after taxation, or decreased by any pro forma loss on ordinary activities after taxation for the 1999 Stub Period as shown on such JLW England 1999 Income Statement, (ii) the Minimum JLW Scotland Closing Net Worth shall be increased by any pro forma profit on ordinary activities after taxation, or decreased by any pro forma loss on ordinary activities after taxation, for the 1999 Stub Period as shown on such JLW Scotland 1999 Income Statement, (iii) the Minimum

JLW Ireland Closing Net Worth shall be increased by any pro forma profit on ordinary activities after taxation, or decreased by any pro forma loss on ordinary activities after taxation, for the 1999 Stub Period as shown on such JLW Ireland 1999 Income Statement, (iv) the Minimum Asia Region Closing Net Worth shall be increased by any pro forma profit on ordinary activities after taxation, or decreased by any pro forma loss on ordinary activities after taxation, for the 1999 Stub Period as shown on such Asia Region 1999 Income Statement and (v) the Minimum Australasia Region Closing Net Worth shall be increased by any pro forma profit on ordinary activities after taxation, or decreased by any pro forma loss on ordinary activities after taxation for the 1999 Stub Period as shown on such Australasia Region 1999 Income Statement.

         Section 1.5 Closing. (a) Upon the terms and subject to the conditions set forth herein, the purchase and sale of the Shares pursuant to this Agreement (the "Closing") shall take place at the offices of Skadden, Arps, Slate, Meagher & Flom LLP in London, England, at 9:00 A.M., local time, on the Closing Date.

                  (b) The Integration, the Closing under this Agreement and the closing of the transactions contemplated by the Other Purchase Agreements shall, upon the terms and subject to the conditions set forth in the Integration Agreements, this Agreement and the Other Purchase Agreements, be consummated, if at all, in the following order and shall, for purposes of this Agreement, be deemed effective as of the Closing Date:

                           (i)      On the third Business Day following the date
on which all of the conditions set forth in Articles VII, VIII and IX hereof and in Articles VII, VIII and IX of each of the Other Purchase Agreements (other than the conditions specified in Sections 7.5 and 7.6 hereof and thereof and other than the conditions that by their terms relate to the Closing Date) have been satisfied or waived, or such other time as Parent and the Sellers' Representatives may mutually agree upon in writing (such date being sometimes referred to herein as the "Integration Commencement Date"), the JLW Parties, the Shareholders and the Related JLW Owners will take (or cause to be taken) the actions contemplated to be taken under the terms of the Integration Plan and the Integration Agreements, in the order provided therein and on a basis such that (except as to any Post-Closing Integration Actions) the Integration will be completed (the "Integration Completion") no later than the third Business Day following the Integration Commencement Date or as soon thereafter as practicable, but in no event later than five Business Days after the Integration Commencement Date (the date of such completion being sometimes referred to herein as the "Integration Completion Date"); provided that prior to the commencement of the Integration, Parent shall have delivered to the Sellers' Representatives a certificate of acknowledgment that the conditions precedent to the commencement of the Integration described above have been so satisfied or waived; and

                           (ii) On the later to occur of (A) the Business Day
next following the receipt of the Call Notice or the Put Notice, as the case may be, and (B) the date on which the conditions to the obligations of the parties under this Agreement which relate to the Closing Date (other than Section 7.5 hereof) and under both the Asia Region Agreement and Australasia Region Agreement which relate to the Closing Date (as such term is defined in the Asia Region Agreement and Australasia Region Agreement) (other than Section 7.5 thereof) shall have been satisfied or waived, or such other time as Parent and the Sellers' Representatives may mutually agree upon in writing, the closing of the transactions contemplated by this Agreement, the Asia Region Agreement and the Australasia Region Agreement shall be consummated (the date of such consummation being sometimes referred to herein as the "Closing Date").

         Section 1.6 Deliveries by the Shareholders. At the Closing, the Sellers' Representatives, on behalf of the Shareholders, or the Shareholders shall deliver, or cause to be delivered, to Parent the following:

                  (a) share certificates representing all of the Shares, with duly executed stock transfer forms in the applicable form of Annex G hereto, and otherwise in a form reasonably acceptable to Parent for transfer on the books of the relevant Companies;

                  (b) all such other documents (including any necessary waivers or consents) as may be required to enable Parent to be registered as the holder of the Shares, including a power of attorney duly executed by each Shareholder in the form of Annex H hereto;

                  (c) the Common Seal (if applicable), Share Register and Share Certificate Books (or similar instruments), with any unissued share certificates, all minute books and other statutory books (which shall be written-up to but not including the Closing) of each Company;

                  (d) the original Certificate of Incorporation (or similar organizational document) of each Company and Company Subsidiary other than JLW USA, and a copy of the Certificate of Incorporation of JLW USA, certified as of a date within 30 days of the Closing Date by the Secretary of State of the State of Delaware;

                  (e) executed counterparts of any Consents obtained pursuant to
Section 5.3 hereof and not previously delivered to Parent pursuant to such Section;

                  (f) the certificates referred to in clause (ii) of Section 8.4 hereof;

                  (g) the opinions of counsel referred to in Section 8.5 hereof; and

                  (h) all other previously undelivered documents, instruments or writings required to be delivered by any JLW Party to Parent at or prior to the Closing, pursuant to this Agreement or any other Operative Agreement.

         Section 1.7 Deliveries by Parent. (a) At the Closing, Parent shall deliver, or cause to be delivered, to the Shareholders' Representatives, on behalf of the Shareholders, the following:

                           (i)      duly executed stock certificates
representing the Initial Distribution Shares in the names specified in column 1 of Annex B to the Applicable Joinder Agreements and in the denominations set forth in column 3(a) thereof;

                           (ii)     [Intentionally Left Blank]

                           (iii)    [Intentionally Left Blank]

                           (iv)     the SCCA Expenses Reserve in United States
dollars by wire transfer to an account designated by the Shareholders' Representatives at least three Business Days prior to the Closing Date;

                           (v)      the executive officer certificate referred
to in clause (ii) of Section 9.3 hereof;

                           (vi)     the opinions of counsel referred to in
Section 9.4 hereof;

                           (vii)    executed counterparts of any Consents
obtained pursuant to Section 6.3 hereof and not previously delivered to the Sellers' Representatives pursuant to such Section;

                           (viii)   a copy of the Articles of Amendment and
Restatement of Parent adopted pursuant to Section 1.9(a)(i)(A), in the form attached hereto as Annex I, as certified by the Secretary of State of Maryland, and a copy of the Amended Parent By-laws adopted pursuant to Section 1.9(a)(ii), as certified by the Secretary of Parent together with evidence reasonably satisfactory to the Sellers' Representatives showing that the JLW Directors shall have been elected to the Board (and that the only other directors on the Board shall be the Parent Directors), effective immediately following the Closing, and that Chris Peacock and Mike Smith shall have been elected by the Board to the offices of President, Deputy Chief Executive Officer and Chief Operating Officer of Parent, and Deputy Chairman of the Board of Parent, respectively, effective immediately following the Closing; and

                           (ix)     all other previously undelivered documents,
instruments or writings required to be delivered by Parent to the Shareholders or the Sellers' Representatives at or prior to the Closing, pursuant to this Agreement or any other Operative Agreement.

                  (b) At the Closing, Parent shall deliver, or cause to be delivered, to the Escrow Agent, the following:

                           (i)      a certificate issued in the name of the
Escrow Agent or its nominee representing the Adjustment Shares; and

                           (ii)     a certificate issued in the name of the
Escrow Agent or its nominee representing the Escrow Shares.

                  (c) At the Closing, Parent shall deliver, or cause to be delivered, to the Forfeiture Shares Escrow Agent, a certificate issued in the name of the Forfeiture Shares Escrow Agent or its nominee representing the Forfeiture Shares.

         Section 1.8 Representatives. (a) The parties acknowledge and agree that prior to the Shareholder Determination Date, the Shareholders, the Other Shareholders, the Related JLW Owners and the ESOT Trustee (on behalf of the
ESOT) will execute a Sellers' Contribution and Coordination Agreement (the "SCCA") relating to, among other things, the selection, replacement, rights and obligations of the Sellers' Representatives and the Shareholders' Representatives, which SCCA shall be in a form reasonably acceptable to Parent. The SCCA as executed shall not be amended without the consent of Parent, which consent will not be unreasonably withheld or delayed.

                  (b) Each Shareholder, Related JLW Owner and JLW Party agrees that:

                           (i)      Parent shall be able to rely conclusively on
the instructions or actions of (A) the Sellers' Representatives, or any of them, as to any instructions or actions required or permitted to be taken by the Sellers' Representatives hereunder or under any other Operative Agreement or the SCCA when executed, which instructions or actions shall be binding on each such Shareholder, Related JLW Owner and JLW Party (the "Closing Authorized Actions"), and (B) the Shareholders' Representatives as to the settlement of any claims of indemnification against the Escrow Fund (as defined in the Escrow Agreement) by any Indemnified Persons (as defined in the Escrow Agreement) pursuant to the Escrow Agreement, the resolution of any dispute regarding Adjustment Shares under Section 1.4 or any other actions expressly required or permitted to be taken by the Shareholders' Representatives hereunder or under the SCCA or any of the Operative Agreements (the "Other Authorized Actions" and, together with the Closing Authorized Actions, the "Authorized Actions"). No party hereunder or the Escrow Agent shall have any cause of action against Parent or any other Indemnified Person to the extent Parent or any other such Indemnified Person has relied upon such instructions or actions of the Sellers' Representatives or the Shareholders' Representatives.

                           (ii)     [Intentionally Left Blank]

                           (iii)    The provisions of this Section 1.8 are
independent and severable, are irrevocable and coupled with an interest and shall be enforceable notwithstanding any rights or remedies that any Shareholder, Other Shareholder or any Related JLW Owner or ESOT Trustee may have against the Sellers' Representatives or the Shareholders' Representatives for any breach of the SCCA.

                           (iv)     Remedies available at law for any breach of
the provisions of this Section 1.8 are inadequate. Therefore, Parent shall be entitled to temporary and permanent injunctive relief without the necessity of proving damages if Parent brings an action to enforce the provisions of this
Section 1.8.

                           (v)      The provisions of this Section 1.8 shall be
binding upon the executors, heirs, legal representatives, personal representatives, successor trustees, and successors of each Shareholder, Other Shareholder, Related JLW Owner and ESOT Trustee, and any references in this Agreement to a Shareholder or the Shareholders or a Related JLW Owner or the Related JLW Owners shall mean and include the successors to the Shareholder's or Shareholders' or the Related JLW Owner's or Related JLW Owners' rights hereunder, whether pursuant to testamentary disposition, the laws of descent and distribution or otherwise.

                  (c) In performing their functions and duties under this
Section 1.8, the Sellers' Representatives and Shareholders' Representatives shall act solely as agents of the Shareholders, the Other Shareholders, the Related JLW Owners and the ESOT and do not assume and shall not be deemed to have assumed any obligation or relationship of agency, trustee or fiduciary with or for Parent, the Companies, or any of their respective Subsidiaries. The Sellers' Representatives and Shareholders' Representatives shall have no liability to Parent, the Companies or any of their respective Subsidiaries hereunder in their capacity as such.

                  (d) The Shareholders hereby agree that all of the Cash Consideration that would have otherwise been payable to such Shareholders pursuant to Section 1.2 of this Agreement and all or a portion of the Cash Consideration that would have otherwise been payable to the Other Shareholders pursuant to Section 1.2 of the Other Purchase Agreements and to the Sellers under Section 1.1(a) of the Australasia Region Agreement (the "SCCA Expenses Reserve") shall instead be retained by the Shareholders' Representatives to be held and disbursed as provided in the SCCA. Such SCCA Expenses Reserve shall be apportioned among the

Shareholders, such Other Shareholders and such Sellers pro rata based on the aggregate amount of the Consideration Shares and the Cash Consideration originally allocated to each of them. The Shareholders hereby authorize Parent to deliver to the Shareholders' Representatives the SCCA Expenses Reserve in lieu of paying the Cash Consideration to the Shareholders.

         Section 1.9 Corporate Governance Matters. (a) As of the Closing, (i) Parent shall use all reasonable efforts to cause (A) the Articles of Amendment and Restatement of Parent attached hereto as Annex I to become effective, (B) the Articles of Incorporation of LaSalle Advisors Capital Management, Inc. ("LACM") to be amended to change its name to "LaSalle Investment Management, Inc." and (C) the number of shares of Parent Common Stock reserved for issuance under Parent's 1997 Stock Award and Incentive Plan, as amended, to be increased to 4,160,000; and (ii) Parent shall cause the Amended and Restated Bylaws of Parent to be amended and restated to read in their entirety as set forth in Annex K hereto (the "Amended Parent Bylaws").

                  (b) The number of directors comprising the full board of directors of Parent (the "Board") as of the Closing and until the earlier of (i) the first Business Day following the fifth annual meeting of the stockholders of Parent following the Closing and (ii) June 1, 2003 (the "Transition Period") shall be fourteen; provided that the number of directors comprising the Board may at any time be increased to fifteen by a resolution approved by the Parent Nominating Committee and the JLW Nominating Committee (each as defined below) and by a majority of the entire Board of Directors. As of the Closing, seven of such directors shall have been designated by Parent (the "Parent Directors") and seven of such directors shall have been designated by the Sellers' Representatives (the "JLW Directors"). The Parent Directors shall include four executive officers of Parent ("Parent Employee Directors," which term shall also be deemed to refer to any replacement for a Parent Employee Director elected in accordance with the applicable provisions of Article X of the Amended Parent Bylaws) and three Independent Directors (the "Parent Independent Directors," which term shall also be deemed to refer to any replacement for a Parent Independent Director elected in accordance with the applicable provisions of
Article X of the Amended Parent Bylaws who shall be an Independent Director) and the JLW Directors shall include four executive officers of the JLW Businesses ("JLW Employee Directors," which term shall also be deemed to refer to any replacement for a JLW Employee Director elected in accordance with the applicable provisions of Article X of the Amended Parent Bylaws) and three Independent Directors (the "JLW Independent Directors" which term shall also be deemed to refer to any replacement for a JLW Independent Director elected in accordance with the applicable provisions of Article X of the Amended Parent Bylaws, who shall be an Independent Director), at least one of which JLW Independent Directors shall have his or her primary place of business and residence outside of the United Kingdom. The initial Parent Employee Directors will be Stuart L. Scott, M.G. Rose, Robert C. Spoerri and Daniel W. Cummings and the initial Parent Independent Directors will be Darryl Hartley-Leonard, Thomas
C. Theobald and John R. Walter. The initial JLW Directors will be selected by the Sellers' Representatives no later than 45 days following the date of this Agreement and shall be subject to the approval of Parent, which approval shall not be unreasonably withheld or delayed. If, prior to the Closing, any Parent Director or JLW Director shall decline or be unable to serve, Parent or the Sellers' Representatives, as the case may be, shall designate another individual to serve in such director's place, subject to the requirement that at least three of the Parent Directors and three of the JLW Directors shall be Independent Directors and subject to the approval of the Sellers' Representatives (in the case of the Parent Directors) or Parent (in the case of the JLW Directors), as applicable, which approval shall not be unreasonably withheld or delayed. Parent shall cause the individuals designated by the Sellers' Representatives as the initial JLW Directors to be appointed as directors of Parent immediately following the Closing.

                  (c) The initial designation of the JLW Directors among the three classes of directors comprising the Board shall be agreed among Parent and the Sellers' Representatives, provided that the Parent Directors and the JLW Directors shall be divided as equally as is feasible among such classes. During the Transition Period, each standing committee of the Board shall be constituted of an equal number of (i) Parent Directors, who shall be selected by the Parent Nominating Committee, and (ii) JLW Directors, who shall be selected by the JLW Nominating Committee. Notwithstanding the foregoing, at any time when a Fifteenth Director (as defined below) is in office, the Parent Nominating Committee and the JLW Nominating Committee may, acting as a single committee, appoint the Fifteenth Director as an additional member of any committee of the Board, which appointment must be approved by a majority of the members of the Parent Nominating Committee and a majority of the members of the JLW Nominating Committee.

                  (d) During the Transition Period, the Parent Employee Directors in office from time to time, together with two or more Parent Independent Directors selected by such Parent Employee Directors, shall constitute a committee of the Board (the "Parent Nominating Committee") with the powers and duties delegated to such committee in Article X of the Amended Parent Bylaws, and the JLW Employee Directors in office from time to time, together with two or more JLW Independent Directors selected by such JLW Employee Directors, shall constitute a committee of the Board (the "JLW Nominating Committee") with the powers and duties delegated to such committee in Article X of the Amended Parent Bylaws. Except as otherwise set forth in such Article X, the Parent Nominating Committee and the JLW Nominating Committee (collectively, the "Nominating Committees") will exercise all power and authority of the Board with respect to the designation of persons as the nominees of the Board for election to, or designating persons to fill vacancies on, the Board. Notwithstanding any other provision hereof to the contrary, (i) it shall be a qualification for any director elected by the Board to replace any JLW Director (whose term is expiring or has expired or who shall have been removed or become disqualified or who shall have resigned, retired, died or otherwise shall fail to continue to serve as a director of Parent) that such replacement director shall have been nominated by the JLW Nominating Committee, and (ii) it shall be a qualification for any director elected by the Board to replace any Parent Director (whose term is expiring or has expired or who shall have been removed or become disqualified or who shall have resigned, retired, died or otherwise shall fail to continue to serve as a director of Parent) that such replacement director shall have been nominated by the Parent Nominating Committee.

                  (e) During the Transition Period, prior to each meeting of the stockholders at which the term of office of any Parent Director is expiring or at which any replacement for a Parent Director is to be elected, the Parent Nominating Committee may designate a nominee for election to such position (which designee must be reasonably acceptable to the JLW Nominating Committee), and prior to each meeting of the stockholders at which the term of office of any JLW Director is expiring or at which any replacement for a JLW Director is to be elected, the JLW Nominating Committee may designate a nominee for election to such position (which designee must be reasonably acceptable to the Parent Nominating Committee); provided that at least three Parent Directors and at least three JLW Directors shall at all times be Independent Directors; provided, further, that at least one JLW Independent Director shall at all times have his primary place of business and residence outside of the United Kingdom.

                  (f) During the Transition Period, if any Parent Director is removed from the Board, becomes disqualified, resigns, retires, dies or otherwise cannot continue to serve as a member of the Board, the Parent Nominating Committee shall have the exclusive power to designate a person to fill such vacancy, and if any JLW Director is removed from the Board, becomes disqualified, resigns, retires, dies or otherwise cannot continue to serve as a member of the Board, the JLW Nominating Committee shall have the exclusive power to designate a person to fill such vacancy, in each case, subject to the approval of a majority of directors then remaining in office; provided that at least three Parent Directors and three JLW Directors shall at all times be Independent Directors; provided, further, that at least one JLW Independent Director shall at all times have his primary place of business and residence outside of the United Kingdom.

                  (g) During the Transition Period, in the event that the number of members constituting the Board is increased to fifteen in accordance with
Section 1.9(b) hereof, the Parent Nominating Committee and the JLW Nominating Committee, acting as a single committee, shall elect an Independent Director to fill such vacancy (the "Fifteenth Director"), which Independent Director must be approved by a majority of the members of the Parent Nominating Committee, a majority of the members of the JLW Nominating Committee and a majority of the entire Board. Prior to any meeting of the stockholders at which the term of office of such Fifteenth Director is expiring or at which a replacement for such director is to be elected, the Parent Nominating Committee and the JLW Nominating Committee, acting as a single committee, shall designate a nominee for such position, which Independent Director must be approved by a majority of the members of the Parent Nominating Committee and a majority of the members of the JLW Nominating Committee, and at such meeting of stockholders the nominations shall not be closed or the vote taken until such nominee shall have been nominated. During the Transition Period, neither the Board nor any committee thereof shall nominate (or cause there to be nominated) any person to replace such Fifteenth Director who has not been so designated by the Nominating Committees. In the event that such Fifteenth Director is removed from the Board, becomes disqualified, resigns, retires, dies or otherwise cannot continue to serve as a member of the Board, the Parent Nominating Committee and the JLW Nominating Committee, acting as a single committee, shall have exclusive power on behalf of the Board to designate a person to fill such vacancy and shall jointly, acting as a single committee, designate an Independent Director to serve in such position, which Independent Director must be approved by a majority of the members of the Parent Nominating Committee, a majority of the members of the JLW Nominating Committee and a majority of directors then remaining in office.

                  (h) Stuart L. Scott shall hold the position of Chairman of the Board and Chief Executive Officer of Parent for a period of at least two years following the Closing, or until his earlier removal, disqualification, resignation, retirement, death or incapacity. Christopher Peacock shall hold the position of President, Deputy Chief Executive Officer and Chief Operating Officer of Parent for a period of at least two years following the Closing, or until his earlier removal, disqualification, resignation, retirement, death or incapacity. If at any time following the Closing, the position of Chairman of the Board and Chief Executive Officer of Parent or President, Deputy Chief Executive Officer and Chief Operating Officer of Parent becomes vacant, such vacancy shall be filled by a majority vote of the entire Board of Directors; provided that during the two-year period immediately following the Closing, the Chairman of the Board and Chief Executive Officer of Parent and President, Deputy Chief Executive Officer and Chief Operating Officer of Parent shall be selected from the officers or employees of Parent immediately prior to the Closing ("Parent Employees") and the partners, officers or employees of the JLW Businesses immediately prior to the Closing ("JLW Employees"); provided, further, that during such period, (i) if the office of the Chairman and Chief Executive Officer of Parent is held by a Parent Employee, then the office of President, Deputy Chief Executive Officer and Chief Operating Officer of Parent shall be held by a JLW Employee and (ii) if the office of Chairman of the Board and Chief Executive Officer of Parent is held by a JLW Employee, then the office of President, Deputy Chief Executive Officer and Chief Operating Officer of Parent shall be held by a Parent Employee. The Chairman of the Board and Chief Executive Officer, the President, Deputy Chief Executive Officer and Chief Operating Officer of Parent may only be removed from office by a majority vote of the entire Board of Directors; provided that neither Mr. Scott nor Mr. Peacock may be removed from such respective positions, with or without cause, prior to the second anniversary of the Closing, unless such removal is approved by at least two-thirds of the entire Board.

                  (i) During the Transition Period, the affirmative vote of at least 75% of the entire Board of Directors shall be required to alter or amend, or adopt any provision inconsistent with, or repeal, in whole or in part,
Article III, Article IV or Article X of the Amended Parent Bylaws.

                  (j) As used in this Section 1.9, "entire Board" means the total number of directors Parent would have if there were no vacancies.

         Section 1.10 Integration. (a) In order to accomplish and effect the Integration, each of the JLW Parties, the Shareholders and the Related JLW Owners will take (or cause to be taken) the actions contemplated to be taken by such Persons under the terms of the Integration Plan and the Integration Agreements, subject to satisfaction or waiver of the conditions set forth therein, in the order provided therein and on a basis such that (except as otherwise set forth below) the Integration Completion will occur no later than the third Business Day or as soon thereafter as is practicable following the Integration Commencement Date but in no event later than five Business Days thereafter; provided that any action identified in the Integration Plan and the Integration Agreements as being a "post-closing action" (the "Post-Closing Integration Actions") may be postponed until after the Closing Date; provided, further, that the JLW Partnerships, the Shareholders and the Related JLW Owners shall have no responsibility after the Closing Date with respect to the performance of any Post-Closing Integration Actions contemplated to be taken by any Company or Company Subsidiary under the Integration Plan and the Integration Agreements.

                  (b) The JLW Partnerships, the Companies and the Shareholders are entering into an Escrow Agreement in the form attached to Annex B hereto (the "Integration Escrow Agreement"), pursuant to which certain agreements, instruments and other documents described in the Integration Plan have been or will be deposited with the Escrow Agents described therein for the purpose of facilitating the implementation of the Integration Plan.


                                   ARTICLE II

                             MATTERS RELATING TO THE
                             -----------------------
                       SHAREHOLDER TRANSACTION DOCUMENTS;
                       ----------------------------------
                                  REALLOCATION
                                  ------------

         Section 2.1 Signing Procedures. (a) The signing procedures set forth in this Section 2.1 shall not commence until the satisfaction of any applicable regulatory requirements, including, without limitation, the approval (pursuant to Section 57 of the Financial Services Act 1986) as an investment advertisement of the Offering Memorandum. Parent shall promptly complete the preparation of such Offering Memorandum and in doing so shall consult with the Shareholders' Representatives, the JLW Sellers, the Companies and the financial advisers and counsel to the JLW Sellers in connection therewith, and shall permit them to participate in the preparation of such Offering Memorandum. As soon as reasonably practicable after the satisfaction of the last such regulatory requirement, with respect to each Person listed as a "Shareholder" on the Preliminary Master Shareholder List and to each person listed as a "Shareholder" on the Preliminary Master Shareholder List attached to each of the Other Purchase Agreements (each a "Designated JLW Shareholder" and, collectively, the "Designated JLW Shareholders"), (i) the applicable JLW Sellers will distribute, or cause to be distributed, to such Designated JLW Shareholder
(A) a letter from one or more of the Management Shareholders on behalf of the International Board of the JLW Businesses (and in each case in his or their respective capacities as members of such International Board), substantially in the form approved by Parent which letter shall include the approval and recommendation of such International Board in favor of this Agreement and the Other Purchase Agreements and the transactions contemplated hereby and thereby, including but not limited to the sale of Shares, (B) execution copies of the Integration Agreements (if any) to which such Designated JLW Shareholder is contemplated to be a party pursuant to the Integration Plan (the "Applicable Integration Agreements"), and (C) an execution copy of a form of employment contract to be entered into by such Designated JLW Shareholder or Related JLW Owner and a Company or Company Subsidiary, in a form previously provided to Parent; and (ii) Parent will distribute, or cause to be distributed, to such Designated JLW Shareholder (A) a copy of the Offering Memorandum, (B) an execution copy of each of the Applicable Joinder Agreement, the Stockholder Agreement and the Escrow Agreement (the agreements referenced in clauses (i)(B), (i)(C) and (ii)(B) above are collectively referred to herein as the "Shareholder Transaction Documents"), and (C) a letter (the "Instruction Letter") setting forth instructions for returning to Parent the agreements referenced in clause
(ii)(B) above as executed by such Designated JLW Shareholder and Related JLW Owner, if applicable, which letter shall provide that if such Designated JLW Shareholder desires to enter into such agreements, then such agreements must be signed by such Designated JLW Shareholder (and, if the Person named as the "Shareholder" in such agreements is not a natural person, the Related JLW Owner), and received by Parent by the 21st day(or such later date approved by Parent) the "Final Return Date") after the date upon which the Shareholder Transaction Documents are first distributed to the Designated JLW Shareholders (the "Commencement Date"). The Instruction Letter shall also indicate the method for a Shareholder to revoke such Shareholder's acceptance prior to the Final Return Date. If requested by Parent, the signature of each Shareholder shall be guaranteed or witnessed in accordance with local practice or custom in the jurisdiction in which such signature is given; provided that such practice or custom must be reasonably satisfactory to Parent. Promptly following the Final Return Date, Parent shall sign each of the Shareholder Transaction Documents properly completed, executed and returned to Parent, and shall promptly return fully executed originals thereof to the applicable Shareholders, together with copies thereof to the Shareholders' Representatives.

                  (b) On or prior to the date (the "Commitment Date") falling 35 days (or such later date as Parent and the Shareholders' Representatives may mutually agree upon in writing) after the Commencement Date, the Shareholders' Representatives shall prepare and, subject to paragraph (c) of this Section 2.1, deliver to Parent the Final Master Shareholder List. Parent shall provide to the Shareholders' Representatives, in the course of each day during the period between the Commencement Date and the Commitment Date, a list of each Designated JLW Shareholder who has, by midday on the previous day and pursuant to and in accordance with the instructions provided in the Instruction Letter, executed and delivered to Parent the documents referred to therein.

                  (c) If the Final Master Shareholder List delivered to Parent is identical to the Preliminary Master Shareholder List, then Parent shall be required to accept such Final Master Shareholder List. If the Final Master Shareholder List does not include the name of each Designated JLW Shareholder, the Shareholders' Representatives shall not be obligated to deliver the Final Master Shareholder List. If the Final Master Shareholder List does not include the name of each Designated JLW Shareholder, Parent shall have the right to reject such list by written notice thereof delivered to the Shareholders' Representatives. Notwithstanding any such rejection by Parent of a Final Master Shareholder List, during the period between the Commencement Date and the Commitment Date, the Shareholders' Representatives shall be entitled to deliver a revised Final Master Shareholder List, subject to Parent's right to reject such Final Master Shareholder List in accordance with the third sentence of this
Section 2.1(c). Parent shall acknowledge any acceptance by Parent of a Final Master Shareholder List by delivering written notice of such acceptance promptly to the Shareholders' Representatives. The parties acknowledge and agree that the acceptance by Parent of a Final Master Shareholder List which does not include the name of each Designated JLW Shareholder shall not constitute a waiver by Parent of any inaccuracy or breach of any representation or warranty contained herein or in any Joinder Agreement or any rights of the Indemnified Persons under the Escrow Agreement.

         Section 2.2 Permitted Reallocation of Consideration and Shares. In the event that any Designated JLW Shareholders are not included on the Final Master Shareholder List (collectively, the "Non-Participating Designated JLW Shareholders"), the Consideration Shares and Cash Consideration, if any, that were allocated to such Non-Participating Designated JLW Shareholders on the Preliminary Master Shareholder List or the Preliminary Master Shareholder Lists attached to the Other Purchase Agreements, as the case may be, shall be reallocated, as follows: Consideration Shares and Cash Consideration allocated to a Non-Participating Designated JLW Shareholder that would have been a (i) JLW England Shareholder, (ii) JLW Scotland Shareholder, (iii) JLW Ireland Shareholder, (iv) Asia Region Shareholder or (v)

Australasia Region Shareholder, shall be reallocated among the other JLW England Shareholders, JLW Scotland Shareholders, JLW Ireland Shareholders, Asia Region Shareholders or Australasia Region Shareholders, as the case may be, pro rata among such JLW England Shareholders, JLW Scotland Shareholders, JLW Ireland Shareholders, Asia Region Shareholders or Australasia Region Shareholders, as the case may be (on the basis of the Initial Consideration Shares issued to such Shareholders). As soon as practicable following the Shareholder Determination Date, the Shareholders' Representatives, with the cooperation of Parent, shall deliver, or cause to be delivered, to each Shareholder and Other Shareholder a definitive Annex B to the Applicable Joinder Agreement and Other Joinder Agreement, as applicable, reflecting such reallocation. Any reallocation pursuant to this Section 2.2 shall be reflected in an equivalent reallocation pursuant to the Integration Agreement (if any) pursuant to which the relevant Shareholder receives his or her Shares.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------
                             OF THE JLW PARTNERSHIPS
                             -----------------------
                         AND THE MANAGEMENT SHAREHOLDERS
                         -------------------------------

                  The JLW Partnerships, jointly and severally, and the Management Shareholders, severally and not jointly, make the representations and warranties set forth below to Parent (the parties hereto agree that the representations and warranties of each Management Shareholder set forth in this
Article III shall be expressly limited to such Management Shareholder's Knowledge, and that, except to the extent provided in Section 11.2 hereof, no Management Shareholder shall have any liability with respect to any such representation and warranty unless and until the Closing occurs (except in such Management Shareholder's capacity as a partner in any JLW Partnership but only to the extent and subject to the limitations set forth in Section 11.2(c) hereof):

         Section 3.1 Shares; Claims to Assets. (a) As of the date of this Agreement (assuming that the Designated JLW Shareholders execute and deliver the Shareholder Transaction Documents), the Designated JLW Shareholders will be the only Persons entitled to receive any of the Consideration Shares or the Cash Consideration upon completion of the transactions contemplated hereby and by the other Operative Agreements. Upon completion of the Integration, the Shares will comprise in the aggregate the whole of the issued and outstanding capital stock of the Companies. Upon completion of the Integration, no Person, other than the Shareholders and their Related JLW Owners, if applicable, and then only to the extent provided in Annex B to the Applicable Joinder Agreements or as specifically provided for herein or in the other Operative Agreements, will have any right or claim to any of the Consideration Shares, the

Cash Consideration or (other than as expressly provided in the Integration Agreements or in this Agreement) other payment or consideration (with respect to an ownership, partnership, trust or similar interest, right of participation or otherwise) from any of the Companies or Company Subsidiaries as a result of or in connection with the consummation of the transactions contemplated by this Agreement, the Other Purchase Agreements, the Operative Agreements and the Integration Agreements.

                  (b) Except as set forth in Section 3.1 of the Company Disclosure Schedule, no current or former partner, shareholder, director, officer or employee of any JLW Partnership, Company or Company Subsidiary will, after giving effect to the Integration, including any Post-Closing Integration Actions, own or have any rights in or to any of the specific assets, properties or rights (other than cash permitted to be distributed or paid in accordance with the Integration Agreements, this Agreement or Annex B to an Applicable Joinder Agreement) of or used by any JLW Partnership, Company or Company Subsidiary in the ordinary course of its business.

         Section 3.2 Corporate Organization. (a) Each of NewCo 1, JLW Supply and JLW Continuation is duly incorporated and validly existing under the laws of England; NewCo 2 is duly incorporated and validly existing under the laws of Scotland; NewCo 3 is duly incorporated and validly existing under the laws of Eire; and JLW USA is duly organized, validly existing and in good standing under the laws of the State of Delaware. Each Company (i) has all requisite corporate power and authority to carry on its business as contemplated to be conducted immediately after giving effect to the Integration and to own the properties and assets to be owned by it immediately after giving effect to the Integration and
(ii) as of the Closing Date will be duly qualified or licensed to do business as a foreign Person (and, if applicable, in good standing) in all the jurisdictions in which such qualification or licensing is required, except jurisdictions in which the failure to be so qualified or licensed (and, if applicable, in good standing) would not be reasonably expected to have a Company Material Adverse Effect. True and complete copies of the certificate of incorporation and bylaws or memorandum and articles of association (or similar organizational documents), as applicable, and, in the case of NewCo 1, NewCo 2, JLW Supply and JLW Continuation, any other documents required to be annexed thereto in accordance with Section 380(2) of the Companies Act 1985 of Great Britain (the "UK Companies Act") or, in the case of NewCo 3, in accordance with Section 143 of the Companies Act, 1963 (the "Irish Companies Act"), both as presently in effect, are attached to Section 3.2(a) of the Company Disclosure Schedule. In respect of each of NewCo 1, JLW Supply and JLW Continuation, all filings required by law to be made with the Registrar of Companies in England and Wales (the "UK Registrar of Companies") have been made, and neither NewCo 1, JLW Supply nor JLW Continuation has received any application or request for ratification of its statutory registers or any notice that any of them is incorrect. In respect of NewCo 3, all filings required by law to be made with the Registrar of Companies in Ireland (the "Irish Registrar of

Companies") have been made and NewCo 3 has not received any application request for ratification of its statutory registers or any notice that any of them are incorrect.

                  (b) Each of the JLW Partnerships (i) is a partnership validly constituted and existing under the laws of the country of its principal place of business, possessing the power to sue and be sued in its partnership name, and with the partnership power to own its assets and carry on its business as it is currently being conducted and (ii) is duly qualified or licensed to do business as a foreign Person (and, if applicable, in good standing) in all the jurisdictions in which such qualification or licensing is required, except jurisdictions in which the failure to be so qualified or licensed (and, if applicable, in good standing) would not reasonably be expected to have a Company Material Adverse Effect. True and complete copies of the deeds of partnership (or similar organizational documents) of each JLW Partnership are attached to
Section 3.2(b) of the Company Disclosure Schedule.

         Section 3.3 Capitalization of the Companies. (a) The authorized share capital of NewCo 1 consists of 7,000,000 ordinary shares of (pound).01 each, of which (i) as of the date hereof, 200 shares are in issue and such shares in aggregate constitute the entire issued share capital of NewCo 1 and (ii) as of the Closing Date, 5,324,157 shares will be in issue and such shares will in aggregate constitute the entire issued share capital of NewCo 1. The authorized share capital of NewCo 2 consists of 100 ordinary shares of (pound)1 each, of which (i) as of the date hereof, 2 shares are in issue and such shares in aggregate constitute the entire issued share capital of NewCo 2 and (ii) as of the Closing Date, 267,180 shares will be in issue and such shares will in aggregate constitute the entire issued share capital of NewCo 2. The authorized share capital of NewCo 3 consists of 7,500,000 ordinary shares of IR (pound)1 each, of which (i) as of the date hereof, 8 shares are in issue and such shares in aggregate constitute the entire issued share capital of NewCo 3 and (ii) as of the Closing Date, 538,296 shares will be in issue and such shares will in aggregate constitute the entire issued share capital of NewCo 3. The authorized share capital of JLW Supply consists of 5,000,000 ordinary shares of (pound).01 each, of which (i) as of the date hereof, 848,330 shares are in issue and such shares in aggregate constitute the entire issued share capital of JLW Supply and
(ii) as of the Closing Date, 848,330 shares will be in issue and such shares will in aggregate constitute the entire issued share capital of JLW Supply. The authorized capital stock of JLW USA consists of (i) 10,000 shares of common stock, no par value per share, of which as of the date hereof (and as of the Closing Date) 3,437.09 shares are (and will be) issued and outstanding and no shares are (or will be) held in its treasury, and (ii) 10,000 shares of preferred stock, of which 5,000 shares have been designated as Series A Preferred Stock, $1,000 par value per share, of which as of the date hereof (and as of the Closing Date) 5,000 shares of such Series are (and will be) issued and held in its treasury, and no other shares of such preferred stock are (or will be) issued. The authorized share capital of JLW Continuation consists of 1,000,000 ordinary shares of (pound).01 each, of which (i) as of the date hereof, 807,570 shares are in issue and such shares in aggregate constitute the entire issued share capital of JLW

Continuation and (ii) as of the Closing Date, 807,570 shares will be in issue and such shares will in aggregate constitute the entire issued share capital of JLW Continuation. As of the date hereof (and as of the Closing Date), all of the issued share capital of each of NewCo 1, NewCo 2, NewCo 3, JLW Supply and JLW Continuation have been (and will have been) validly issued and are (and will be) fully paid up. As of the date hereof (and as of the Closing Date), all of the issued and outstanding shares of capital stock of JLW USA have been (and will have been) validly issued and are (and will be) fully paid and nonassessable. The legal and beneficial owners of the issued share capital of each of NewCo 1, New Co 2, New Co 3, JLW Supply and JLW Continuation as of the date hereof are set forth in Section 3.3(a)(i) of the Company Disclosure Schedule, and the legal and beneficial owners of the issued share capital of each of such Companies as of the Closing Date shall be identified on the Final Master Shareholder List. The issued and outstanding shares of JLW USA are owned of record as of the date hereof by JLW Nominees on behalf of the partners of JLW England identified in
Section 3.3(a)(iii) of the Company Disclosure Schedule, and the record and beneficial owners of such shares as of the Closing Date shall be identified on the Final Master Shareholder List.

                  (b) Except as set forth in Section 3.3(b) of the Company Disclosure Schedule, there are no outstanding: (i) securities convertible into or exchangeable for, directly or indirectly, any shares (including the Shares) of capital stock, debentures or other securities of any Company or Company Subsidiary; or (ii) except as provided in the Integration Plan and the Integration Agreements, subscriptions, options, warrants, calls, rights, contracts, commitments, understandings, restrictions or arrangements relating to the issuance, allotment, sale, purchase, transfer or voting of any shares (including the Shares) of capital stock, debentures or other securities of any Company or Company Subsidiary. Except as set forth in Section 3.3(b) of the Company Disclosure Schedule, no Company or Company Subsidiary: (i) is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire, retire, cancel, reduce or redeem any of its issued share capital, capital stock or other ownership interests; and (ii) has any liability for dividends or other distributions declared, accrued or unaccrued with respect to any of its issued share capital or capital stock or in respect of any ownership, partnership, trust or other participating interest therein.

         Section 3.4 Subsidiaries and Affiliates. Section 3.4 of the Company Disclosure Schedule sets forth the name, jurisdiction of incorporation or formation and authorized, issued and outstanding capital stock of each Company Subsidiary. Except as disclosed in Section 3.4 of the Company Disclosure Schedule, no Company owns, directly or indirectly, any capital stock or other equity securities of any Person or has any direct or indirect equity or ownership interest or in any partnership, joint venture or business. Except as set forth in Section 3.4 of the Company Disclosure Schedule, all the outstanding share capital or capital stock, as applicable, of each Company Subsidiary is owned, directly or indirectly, as of the date hereof, by one or more JLW Partnerships and will be owned, directly or indirectly, as of the Closing Date, by one or more Companies, in each case free and clear of all Encumbrances, and has been validly issued and is fully paid and, to the extent that the concept of assessability of capital stock is potentially applicable, is nonassessable. Each Company Subsidiary: (i) is duly organized or incorporated and validly existing (and, if applicable) in good standing under the laws of its jurisdiction of incorporation or formation; (ii) has all requisite corporate or similar power and authority to carry on its business as it is now being conducted and to own the properties and assets it now owns; and (iii) is duly qualified or licensed to do business as a foreign entity (and, if applicable, in good standing) in all jurisdictions in which such qualification or licensing is required, except jurisdictions in which the failure to be so qualified or licensed (or, if applicable, in good standing) would not have a Company Material Adverse Effect. True and complete copies of the certificate of incorporation and bylaws or memorandum and articles of association (or similar organizational documents), as applicable, and, with respect to Company Subsidiaries that have been incorporated in England or Ireland, any documents required to be annexed thereto in accordance with the UK Companies Act or the Irish Companies Act, as the case may be, as presently in effect, of each Company Subsidiary have been previously provided to Parent. In respect of each Company Subsidiary which has been incorporated under the laws of England, all filings required by law to be made with the Registrar of Companies have been made and none of such Company Subsidiaries has received any application or request for ratification of its statutory registers or any notice that any of them is incorrect. In respect of each Company Subsidiary which has been incorporated under the laws of Eire, all filings required by law to be made with the Irish Registrar of Companies have been made and none of such Company Subsidiaries has received any application for ratification of its statutory registers or any notices that any of them is incorrect.

         Section 3.5 Authorization. (a) Each Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Integration Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby. Each Company has taken all corporate action necessary to authorize and approve the execution and delivery by such Company of this Agreement and each Integration Agreement to which it is a party, and no other action on the part of the shareholders of such Company is required for such Company to execute and deliver this Agreement and each Integration Agreement to which it is a party, and to consummate the transactions contemplated hereby and thereby. This Agreement and each Integration Agreement has been duly and validly executed and delivered by each Company which is a party thereto and constitute a valid and binding agreement of each such Company, enforceable against each such Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization and other similar Laws affecting creditors generally and by general principles of equity, regardless of whether in a proceeding at equity or in law.

                  (b) Except in each case as set forth in Section 3.5 of the Company Disclosure Schedule, each JLW Partnership has all requisite partnership power and authority to execute, deliver and perform its obligations under this Agreement and the Integration Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby. Except in each case as set forth in Section 3.5 of the Company Disclosure Schedule, each JLW Partnership has taken all partnership action necessary to authorize and approve the execution and delivery by such JLW Partnership of this Agreement and each Integration Agreement to which it is a party, and no other action on the part of the partners of such JLW Partnership is required for such JLW Partnership to execute and deliver this Agreement and each Integration Agreement to which it is a party, and to consummate the transactions contemplated hereby and thereby. Except in each case as set forth in Section 3.5 of the Company Disclosure Schedule, this Agreement and each Integration Agreement has been duly and validly executed and delivered by each JLW Partnership which is a party thereto and constitute a valid and binding agreement of each such JLW Partnership, enforceable against each such JLW Partnership in accordance with its terms, except as enforcement may be affected or limited by bankruptcy, insolvency, reorganization and other similar Laws affecting creditors generally and by general principles of equity, regardless of whether in a proceeding at equity or in law.

         Section 3.6 No Violation. Neither the execution and delivery by any JLW Party of this Agreement or any other Operative Agreement or Integration Agreement to which it is a party, nor the consummation by any JLW Partnership or Company of the transactions contemplated hereby or thereby, shall: (i) violate or be in conflict with any provision of the certificate of incorporation and bylaws or memorandum of articles of association (or similar organizational documents), as applicable, of any Company or Company Subsidiary or the deed of partnership (or other similar organizational documents) of any JLW Partnership, Company or Company Subsidiary; (ii) except as specified in Section 3.6 or 3.7 of the Company Disclosure Schedule, violate, be in conflict with, constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, cause or permit the acceleration of, or give rise to any right of termination, imposition of fees or penalties under, any debt, Contract, instrument or other obligation to which any JLW Partnership, Company or Company Subsidiary is a party or by which its assets are bound or affected, or result in the creation or imposition of any Lien upon any property or assets (including any Encumbrance upon any Shares) of any JLW Partnership, Company or Company Subsidiary; or (iii) violate any statute, law, judgment, decree, order, regulation, rule or other similar authoritative matters ("Laws") of any foreign, federal, state or local governmental, quasi-governmental, administrative, regulatory or judicial court, department, commission, agency, board, bureau, instrumentality or other authority ("Authority"); except, in the case of clause
(ii) or (iii) above, for any of the same that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect or materially impair the ability of any JLW Party to perform his, her or its obligations hereunder or thereunder or prevent or materially delay the consummation of the transactions contemplated hereby and thereby.

         Section 3.7 Consents and Approvals. Except as set forth in Section 3.6 or 3.7 of the Company Disclosure Schedule, no Consents from or of any third party or any Authority are necessary for execution and delivery of this Agreement, the other Operative Agreements or the Integration Agreements by any JLW Partnership or Company or the consummation by any JLW Partnership or Company of the transactions contemplated hereby or thereby, or to enable the Companies and the Company Subsidiaries to continue to conduct the businesses currently conducted by the JLW Partnerships, JLW USA, JLW Continuation and the Company Subsidiaries at their present locations after the Closing Date in a manner which is consistent with that in which such businesses are presently conducted, except for compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and the approvals of (i) the Guernsey Financial Services Commission, (ii) the Securities and Futures Authority, (iii) the National Association of Securities Dealers, Inc., and (iv) the Ministry of Enterprise and Employment pursuant to the Mergers and Takeovers (Control) Act, 1973 to 1986 (the "Required Regulatory Approvals"); and except for such other Consents as to which the failure to obtain, individually or in the aggregate, would not be reasonably expected to have a Company Material Adverse Effect or materially impair the ability of any JLW Party to perform his, her or its obligations hereunder or thereunder or prevent or materially delay the consummation of the transactions contemplated hereby and thereby.

         Section 3.8 Financial Statements. (a) Set forth in Section 3.8 of the Company Disclosure Schedule are: (i) the audited consolidated or combined (as applicable) balance sheets of (A) JLW England and its Subsidiaries, (B) JLW Scotland and its Subsidiaries, (C) JLW Ireland and its Subsidiaries, (D) the Asia Region Companies and their respective Subsidiaries and (E) the Australasia Region Companies and their respective Subsidiaries in each case as of December 31, 1997 and the related consolidated or combined (as applicable) profit and loss accounts, statements of cash flows, statements of movements on reserves and statements of total recognized gains and losses for the year then ended (including notes thereto and the accounting policies used in connection therewith), all certified by independent certified public accountants, whose reports thereon are included therein (the "Audited Financial Statements"), (ii) the unaudited consolidated or combined (as applicable) balance sheets of (A) JLW England and its Subsidiaries, (B) JLW Scotland and its Subsidiaries, (C) JLW Ireland and its Subsidiaries, (D) the Asia Region Companies and their respective Subsidiaries and (E) the Australasia Region Companies and their respective Subsidiaries in each case as of June 30, 1998 and the related consolidated or combined (as applicable) profit and loss accounts, statements of cash flows, statements of movements on reserves and statements of total recognized gains and losses for the six-month period then ended (collectively the "Interim Financial Statements" (or, in the case JLW England and its Subsidiaries, the "JLW England Interim Financial Statements" or, in the case of JLW Scotland and its Subsidiaries, the "JLW Scotland Interim Financial Statements" or, in the case of JLW Ireland and its Subsidiaries, the "JLW Ireland Interim Financial Statements") and, collectively with the Audited Financial Statements, the "Financial Statements"), (iii) the schedules combining the foregoing balance sheets, so as to eliminate or adjust for (A) intercompany activity between or among any one or more of (1) JLW England and its Subsidiaries, (2) JLW Scotland and its Subsidiaries and (3) JLW Ireland and its Subsidiaries, (B) intercompany activity between or among (x) any one or more of such entities and (y) any one or more of the Asia Region Companies and their respective Subsidiaries and (z) any one or more of the Australasia Region Companies and their respective Subsidiaries and (C) the gross-up of revenues and expenses (previously accounted for under the cost or equity method of accounting) related to the businesses which will be one-hundred percent owned as a result of the transactions contemplated by this Agreement and the Other Purchase Agreements, in each case as of December 31, 1997 (the "JLW Combined Year-End Balance Sheet Schedules") and June 30, 1998 (the "JLW Combined Interim Balance Sheet Schedules" and, collectively with the JLW Combined Year-End Balance Sheet Schedules, the "JLW Combined Balance Sheet Schedules") and (iv) the schedules combining the foregoing consolidated or combined (as applicable) profit and loss accounts so as to eliminate or adjust for (A) intercompany activity between or among any one or more of (1) JLW England and its Subsidiaries, (2) JLW Scotland and its Subsidiaries, and (3) JLW Ireland and its Subsidiaries, (B) intercompany activity between or among (x) any one or more of such entities and (y) any one or more of the Asia Region Companies and their respective Subsidiaries and (z) any one or more of the Australasia Region Companies and their respective Subsidiaries and (C) the gross-up of revenues and expenses (previously accounted for under the cost or equity method of accounting) related to the businesses which will be one-hundred percent owned as a result of the transactions contemplated by this Agreement and the Other Purchase Agreements, in each case for the year ended December 31, 1997 and the six-month period ended June 30, 1998 (the "JLW Combined Income Statement Schedules" and, collectively with the JLW Combined Balance Sheet Schedules, the "JLW Combined Financial Statement Schedules"). The consolidated or combined (as applicable) financial statements of (xx) JLW England and its Subsidiaries, (yy) JLW Scotland and its Subsidiaries and (zz) JLW Ireland and its Subsidiaries included in each case in the Financial Statements (including the notes thereto) fairly present in all material respects the consolidated or combined (as applicable) financial condition of the entities referred to therein as of the respective dates and for the respective periods referred to therein (subject, in the case of the financial statements as of and for the six months ended, June 30, 1998, to normal year-end adjustments that will not be material (in relation to the applicable financial statements) in amount or effect) in conformity with UK GAAP consistently applied. The financial statements referred to in the immediately preceding sentence have been derived from the books and records of the entities referred to therein. Certain notes to the financial statements referred to in such sentence contain reconciliations of net income, partners' funds or shareholders' equity (as applicable) and cash flows of such entities from UK GAAP to US GAAP, and such net income, partners' funds or shareholders' equity (as applicable) and cash flows of such entities as so reconciled are fairly presented in all material respects as of the respective dates and for the respective periods referred to therein (subject, in the case of any of the same as of, and for the six months ended, June 30, 1998, to normal year-end adjustments that will not be material (in relation to the applicable financial statements) in amount or effect), in conformity with US GAAP. The JLW Combined Balance Sheet Schedules and the JLW Combined Income Statement Schedules include the appropriate combining adjustments (including the eliminations and adjustments referred to in subclauses (A), (B) and (C) of clauses (iii) and (iv) of the first sentence of this Section 3.8(a)) which have been properly applied to the historical amounts in the compilation thereof).

                  (b) The consolidated or combined (as applicable) financial statements of (i) JLW England and its Subsidiaries, (ii) JLW Scotland and its Subsidiaries and (iii) JLW Ireland and its Subsidiaries included in each case in the Nine-Month Interim Financial Statements to be delivered pursuant to Section
5.7 hereof will fairly present in all material respects the consolidated or combined (as applicable) financial condition of the entities referred to therein as of the respective dates and for the respective periods referred to therein (subject to normal year-end adjustments that will not be material (in relation to the applicable financial statements) in amount or effect) in conformity with UK GAAP consistently applied. The Nine-Month Interim Financial Statements will be derived from the books and records of the entities referred to therein. Certain notes to the Nine-Month Interim Financial Statements will contain reconciliations of net income, partners' funds or shareholders' equity (as applicable) and cash flows of such entities from UK GAAP to US GAAP, and such net income, partners' funds or shareholders' equity (as applicable) and cash flows of such entities as so reconciled will be fairly presented in all material respects as of the date and for the period referred to therein (subject to normal year-end adjustments that will not be material (in relation to the applicable financial statements) in amount or effect), in conformity with US GAAP. The JLW Combined 9/30 Balance Sheet Schedules and the JLW Combined 9/30 Income Statement Schedules to be delivered pursuant to Section 5.7 hereof will include the appropriate combining adjustments (including the eliminations and adjustments referred to in clauses (A), (B) and (C) in the definitions of JLW Combined 9/30 Balance Sheet Schedules and JLW Combined 9/30 Income Statement Schedules) which will be properly applied to the historical amounts in the compilation thereof.

                  (c) To the knowledge of each JLW Partnership, Company and Company Subsidiary, the accounting books and records of each JLW Partnership, Company and Company Subsidiary (i) are correct and complete in all material respects (after taking into account adjustments made in the ordinary course of business consistent with past practice necessary to produce the applicable accounts); (ii) are properly maintained in all material respects (in relation to each such entity) in a manner consistent with past practice; and (iii) have recorded therein all the properties, assets and liabilities of such entity required to be so recorded under applicable generally accepted accounting standards.

         Section 3.9 No Undisclosed Liabilities. There are no Liabilities of any Company or Company Subsidiary of any kind whatsoever and no Management Shareholder, JLW Partnership, Company or Company Subsidiary knows of any valid basis for the assertion of any such Liabilities, and no existing condition, situation or set of circumstances exists which could reasonably be expected to result in a Liability, other than:

                  (a) Liabilities adequately and expressly reflected and reserved for in the JLW England Interim Financial Statements, JLW Scotland Interim Financial Statements or JLW Ireland Interim Financial Statements;

                  (b) Liabilities incurred in the ordinary and usual course of business consistent with past practice since June 30, 1998;

                  (c) Liabilities set forth in Section 3.9(c) of the Company Disclosure Schedule;

                  (d) Liabilities disclosed in other sections of the Company Disclosure Schedule in respect of representations and warranties set forth in other sections of this Article III or not required to be disclosed in other sections of the Company Disclosure Schedule by reason of materiality or other specifically identified exceptions or exclusions set forth in such representations and warranties;

                  (e) Liabilities arising under (x) Contracts or Licenses listed or disclosed in other sections of the Company Disclosure Schedule in respect of representations or warranties set forth in other sections of this Article III or
(y) Contracts or Licenses not required to be listed or described in other sections of the Company Disclosure Schedule in respect of such representations and warranties by reason of materiality or other specifically identified exceptions or exclusions set forth therein (other than Liabilities arising out of breaches or violations of such Contracts or Licenses); and

                  (f) Other Liabilities which, in any individual case, do not exceed US$500,000.

         Section 3.10 Absence of Certain Changes. Except as and to the extent set forth in Section 3.10 of the Company Disclosure Schedule, since June 30, 1998, (a) each JLW Partnership, Company and Company Subsidiary has conducted its businesses only in the ordinary and usual course of business consistent with past practice and (b) (i) no individual or cumulative material adverse change in the business, properties, assets, liabilities, financial condition or results of operations of the Companies and the Company Subsidiaries, taken as a whole, has occurred, (ii) no individual or cumulative event or development has occurred that is reasonably expected in the reasonable opinion of JLW England to have a material adverse change in or effect on the business, properties, assets, liabilities, financial condition or results of operations of the Companies and the Company Subsidiaries, taken as a whole; and
(iii) no JLW Partnership, Company or Company Subsidiary has taken, or permitted to be taken, any action that, if taken or permitted to be taken during the period from the date of this Agreement through the Closing Date without the consent of Parent, would constitute a breach of Section 5.1 hereof.

         Section 3.11 Real Property. (a) Owned Real Property. No JLW Partnership, Company or Company Subsidiary owns any real property.

                  (b) Real Property Leases. Section 3.11 of the Company Disclosure Schedule contains a complete and correct list of all real property leased (the "Leased Real Property") by any JLW Partnership, Company or Company Subsidiary setting forth the address, landlord and tenant for each such lease (collectively, the "Real Property Leases"). The JLW Partnerships have delivered to Parent correct and complete copies of the Real Property Leases (including any amendments, modifications or supplements thereto). Each Real Property Lease is in full force and effect. No JLW Partnership, Company, Company Subsidiary or, to the Knowledge of each JLW Partnership, Company and Company Subsidiary, any other party is in default, violation or breach in any respect under any covenant in any Real Property Lease, and no event has occurred and is continuing that constitutes or, with notice or the passage of time or both, would constitute such a default, violation or breach in any respect under any covenant in any Real Property Lease nor has any such default, violation or breach been waived or acquiesced in, which default, breach or violation in any such case would reasonably be expected to have a Company Material Adverse Effect. Except as set forth in Section 3.11 of the Company Disclosure Schedule, no Company or Company Subsidiary has sublet to any third party any portion of property covered by the Real Property Leases.

         Section 3.12 Intangible Property Rights. (a) Section 3.12(a) of the Company Disclosure Schedule sets forth a complete and accurate list of all Patents and Trademark and Copyright registrations and applications, each as owned by any JLW Partnership, Company or Company Subsidiary.

                  (b) Section 3.12(b) of the Company Disclosure Schedule identifies all commercially significant license agreements relating to Intangible Property Rights (excluding shrink wrap licenses and other Licenses relating to commercially-available software) to which any JLW Partnership, Company or Company Subsidiary is a party (the "Scheduled Agreements"). Except as indicated in Section 3.12(b) of the Company Disclosure Schedule, a true and complete copy of each Scheduled Agreement (together with all amendments thereto) has been provided to Parent. Each Scheduled Agreement between any JLW Partnership, Company, or Company Subsidiary and any Person or Persons other than: (i) any other JLW Partnership, Company, or Company Subsidiary or any Affiliate of any thereof, (ii) any Asia Region Company, or any Subsidiary thereof, or any Affiliate of any thereof, or (iii) any Australasia Region Company, or any Subsidiary thereof, or Affiliate of any thereof (each a "Third Party Scheduled Agreement") is a legal, valid, binding and enforceable obligation of the JLW Partnership, Company or Company Subsidiary which is/are a party or parties thereto and, to the Knowledge of each JLW Partnership, Company and Company Subsidiary, the other parties thereto, except as enforceability may be limited by bankruptcy, insolvency, reorganization and similar Laws affecting creditors generally and by the availability of equitable remedies. Except as indicated in Section 3.12(b) of the Company Disclosure Schedule, no JLW Partnership, Company, Company Subsidiary or, to the Knowledge of each JLW Partnership, Company and Company Subsidiary, any other party, is in default, violation or breach in any material respect under any Third Party Scheduled Agreement and no event has occurred and is continuing that constitutes or with notice or the passage of time would constitute, such a default, violation or breach in any material respect under any Third Party Scheduled Agreement.

                  (c) Except as set forth in Section 3.12(c) of the Company Disclosure Schedule, the JLW Partnerships, Companies and Company Subsidiaries, together with the Asia Region Companies, the Subsidiaries thereof, the Australasia Region Companies and the Subsidiaries thereof, on a collective basis own or have the valid right to use and (except in the case of the JLW Partnerships) will, as of the Integration Completion Date (after giving effect to the Integration), own or have the valid right to use (i) the trademark (or service mark) "Jones Lang Wootton" in connection with the real estate agency, management and advisory business in the following countries: Australia, France, Germany, Hong Kong, the Netherlands, Ireland, Singapore, the United Kingdom and the United States of America (the "Designated Countries"), (ii) the property management software program known as "Credo," developed internally by JLW entities for JLW England, and (iii) to the Knowledge of each JLW Partnership, Company, or Company Subsidiary, any other Intangible Property Rights used in the conduct of their businesses as of the date hereof and (except in the case of the JLW Partnerships) thereof. Except as set forth on Schedule 3.12(c) of the Company Disclosure Schedule, no JLW Partnership, Company or Company Subsidiary has granted any mortgages, pledges, security interests, liens, charges or options to acquire (collectively, "Interests") in any Intangible Property Rights owned by it or in its rights under any License of Intangible Property Rights to which it is a party or has Knowledge of any Interests granted therein by any predecessor in interest which are still effective. Except as set forth in
Section 3.12(a) of the Company Disclosure Schedule, no registration or application listed in Section 3.12(a) of the Company Disclosure Schedule (i) has been cancelled, abandoned or has expired, (ii) is the subject of any existing or, to the Knowledge of each JLW Partnership, Company and Company Subsidiary, threatened opposition, interference, cancellation or other proceeding before any Authority, in each case, as to which any JLW Partnership, Company or Company Subsidiary has received written notice, and (iii) is, as of the date hereof, standing in the record ownership of the entity listed as record owner on Section 3.12(a) of the Company Disclosure Schedule. Except as set forth in Section 3.12(c) of the Company Disclosure Schedule, each trademark or service mark registration listed in Section 3.12(a) of the Company Disclosure Schedule for the trademark (or service mark) "Jones Lang Wootton" insofar as the same relates to the use thereof in connection with the real estate agency, management and advisory business in the Designated Countries, is valid as of the date hereof and will, as of the Integration Completion Date (after giving effect to the Integration), be valid; provided, however, that for the avoidance of doubt, this representation and warranty shall not extend to the "globe logo device" whether used alone, in connection with "Jones Lang Wootton", "JLW" or otherwise.

                  (d) Except as set forth in Section 3.12(d) of the Company Disclosure Schedule, to the Knowledge of each JLW Partnership, Company and Company Subsidiary: (i) the operation of the businesses currently conducted by the JLW Partnerships, Companies and Company Subsidiaries does not infringe upon, or make unauthorized use of, any Intangible Property Right of any third party (i.e., any Person or Persons other than the JLW Partnerships, Companies, Company Subsidiaries, Asia Region Companies, Australasia Region Companies or Subsidiaries or Affiliates of any thereof; provided, that such Affiliates shall be Affiliates of Parent immediately following the Closing) and (ii) there are no material unasserted claims for past infringement or past unauthorized use by any JLW Partnership, the Company or any Company Subsidiary of any third parties' (as defined above) Intangible Property Rights during the past three (3) years. Except as set forth in Section 3.12(d) of the Company Disclosure Schedule, there are no claims as to which any JLW Partnership, Company or Company Subsidiary has received written notice pending or, to the Knowledge of each JLW Partnership, Company and Company Subsidiary, threatened against any JLW Partnership, Company or Company Subsidiary in respect of infringement or unauthorized use by any of them of any third parties' (as defined above) Intangible Property Rights. Except as set forth in Section 3.12(d) of the Company Disclosure Schedule, to the Knowledge of each JLW Partnership, Company and Company Subsidiary, no third party (as defined above) is infringing upon, or making unauthorized use of, any Intangible Property Rights owned by any JLW Partnership, Company or Company Subsidiary. Except as set forth in Section 3.12(d) of the Company Disclosure Schedule, no claims alleging infringement or unauthorized use by third parties (as so defined) of Intangible Property Rights owned or used by any JLW Partnership, Company or Company Subsidiary have been made in writing by any JLW Partnership, Company or Company Subsidiary within the past three (3) years. Except as set forth in Section 3.12(d) of the Company Disclosure Schedule, there is no action, suit, or arbitration as to which any JLW Partnership, Company or Company Subsidiary has received written notice pending or, to the Knowledge of each JLW Partnership, Company and Company Subsidiary, threatened against any JLW

Partnership, Company or Company Subsidiary which relates to Intangible Property Rights owned or used by any JLW Partnership, Company or Company Subsidiary or to any Scheduled Agreement.

                  (e) Except as set forth in Section 3.12(e) of the Company Disclosure Schedule, the operations of each JLW Partnership, Company and Company Subsidiary have been and are being conducted in accordance with all applicable Laws and other requirements of any Authority having jurisdiction over any JLW Partnership, Company or Company Subsidiary, or any of their respective properties, assets or business, which relate to data protection including, but not limited to, the Data Protection Act of 1984 of England and the Data Protection Act of 1988 of Ireland and, to the Knowledge of any JLW Partnership, Company or Company Subsidiary, which relate to Intangible Property, except for such matters as would not individually or in the aggregate, have a Company Material Adverse Effect.

                  (f) Except as set forth in Section 3.12(f) of the Company Disclosure Schedule, there are no settlements, judgments, decrees, or orders currently in force, which restrict, in any material respect, any JLW Partnership's, Company's or Company Subsidiary's rights to use any of the Intangible Property Rights owned by any JLW Partnership, Company or Company Subsidiary.

                  (g) No Consents from any Authority or any party to a Scheduled Agreement are necessary for execution and delivery of this Agreement, the other Operative Agreements or the Integration Agreements by any JLW Partnership or Company or the consummation by any JLW Partnership or Company of the transactions contemplated hereby and thereby.

                  (h) Except as set forth in Section 3.12(h) of the Company Disclosure Schedule, no current or former partner, director, officer or, to the Knowledge of any JLW Partnership, Company or Company Subsidiary, any current or former employee of any JLW Partnership, Company or Company Subsidiary will, after giving effect to the Integration, including any Post-Closing Integration Actions, own or have any rights in or to any Intangible Property Right owned or used by any JLW Partnership, Company or Company Subsidiary in the ordinary course of its business.

                  (i) This Section 3.12 and Sections 3.5, 3.6, 3.8, 3.26, 3.27
and 3.28 contain the exclusive representations and warranties of the JLW Partnerships, Companies and Management Shareholders concerning Intangible Property Rights and Licenses relating thereto.

         Section 3.13 Certain Contracts. (a) Section 3.13(a) of the Company Disclosure Schedule lists all material Contracts, to which any JLW Partnership, Company or Company Subsidiary is a party or by which it or any of its properties or assets may be bound or affected

("Listed Agreements"), which list includes each of the following types of Contracts (whether or not material): (i) all property management contracts that contributed US$250,000 or more during the year ended December 31, 1997 or would reasonably be expected to contribute US$250,000 or more over the twelve months ending December 31, 1998 to the revenue of the JLW Partnerships, Companies and the Company Subsidiaries; (ii) all investment advisory contracts that contributed US$250,000 or more during the year ended December 31, 1997 or would reasonably be expected to contribute US$250,000 or more over the 12 months ending December 31, 1998 to the revenue of the JLW Partnerships, Companies and the Company Subsidiaries; (iii) all personal property leases where the rent exceeded US$100,000 during the year ended December 31, 1997 or would reasonably be expected to exceed US$250,000 over the term of the lease; (iv) all employment or other compensation based contracts (including, without limitation, non-competition, severance or indemnification agreements) which are currently in effect or, upon Closing, will be in effect (in which event the contract being replaced thereby need not be so listed, provided that no Company or Company Subsidiary would have any Liability thereunder) for which any JLW Partnership, Company or Company Subsidiary has or will have, as applicable, any continuing obligations with (A) any current or former partner, officer or director of any JLW Partnership, Company or Company Subsidiary (or any company which is controlled by any such individual) other than any Designated JLW Shareholder, and (B) any other employee of any of the same whose annualized salary, bonus and other benefits exceeds US$100,000 per annum (other than any Designated JLW Shareholder), and (v) any contract of employment to be entered into by any JLW Partnership, Company or Company Subsidiary with any Designated JLW Shareholder,
(vi) all consulting Contracts requiring the payment in excess of US$100,000 per annum or US$100,000 over the 12 months ending December 31, 1998; (vii) union, guild or collective bargaining contracts relating to, and any employee handbook for, employees of any JLW Partnership, Company or Company Subsidiary; (viii) instruments for borrowed money (including, without limitation, any indentures, guarantees, loan agreements, sale and leaseback agreements, or purchase money obligations incurred in connection with the acquisition of property), involving more than US$100,000; (ix) agreements for acquisitions or dispositions (by merger, purchase or sale of assets or stock or otherwise) of material assets, as to which any JLW Partnership, Company or Company Subsidiary has continuing obligations or rights; (x) joint venture or partnership agreements; (xi) any Contract containing provisions that specifically provide circumstances pursuant to which any JLW Partnership, Company or Company Subsidiary may be required to return fees paid under such Contract (other than as a result of breach or non-performance under such Contract), which Liability could be expected to exceed US$100,000; (xii) guarantees, suretyships, indemnification and contribution agreements; and (xiii) Contracts for employment of any broker or finder in connection with the transactions contemplated by this Agreement or the Other Purchase Agreements or for any brokerage fees or commissions or finders' fees or for any financial advisory or consulting fees in connection therewith. Except as indicated in Section 3.13(a) of the Company Disclosure Schedule, a true and complete copy of each Listed Agreement (together with all amendments thereto) has been provided to Parent. Except as set forth in Section 3.13(a) of the Company Disclosure Schedule, each Listed Agreement is a legal, valid, binding and enforceable obligation of the JLW Partnership, Company or Company Subsidiary which is a party thereto and, to the Knowledge of each JLW Partnership, Company or Company Subsidiary, the other parties thereto, except as enforceability may be limited by bankruptcy, insolvency, reorganization and similar Laws affecting creditors generally and by the availability of equitable remedies. Except as set forth in Section 3.13(a) of the Company Disclosure Schedule, no JLW Partnership, Company, Company Subsidiary or, to the Knowledge of each JLW Partnership, Company or Company Subsidiary, any other party, is in default, violation or breach in any respect under any Listed Agreement, and no event has occurred and is continuing that constitutes or with notice or the passage of time would constitute, such a default, violation or breach in any respect under any Listed Agreement, other than in each case such defaults violations or breaches which, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.

                  (b) Except as set forth in Section 3.13(b) of the Company Disclosure Schedule, no Contract or License restricts, in any material (in relation to each such entity) respect, the ability of any JLW Partnership, Company or Company Subsidiary to own, possess or use its assets or conduct its operations in any geographic area.

         Section 3.14 Licenses and Other Authorizations. Except as set forth in
Section 3.14 of the Company Disclosure Schedule, the JLW Partnerships, the Companies and the Company Subsidiaries have received all Licenses of any Authority material to the ownership or leasing of their respective properties and to the conduct of the JLW Businesses as currently conducted and, in the case of the Companies, after giving effect to the Integration, as contemplated to be owned, leased or conducted following the Closing and the Integration. Except as disclosed in Section 3.14 of the Company Disclosure Schedule, all such Licenses are valid and in full force and effect. The JLW Partnerships, Companies and the Company Subsidiaries are operating in compliance with the conditions and requirements of such Licenses and, except as disclosed in Section 3.14 of the Company Disclosure Schedule, no proceeding is pending or, to the Knowledge of any JLW Partnership, Company or Company Subsidiary, threatened, seeking the revocation or limitation of any such Licenses. Assuming the related Consents set forth in Section 3.6 or 3.7 of the Company Disclosure Schedule have been obtained prior to the Closing Date, to the extent that any transfers of such Licenses are provided for as part of the Integration or the other transactions contemplated by this Agreement, such transfers will be permitted, and none of such Licenses will be terminated or impaired or become terminable as a result of the transactions contemplated hereby or by the Other Operative Agreements or the Integration Agreements.

         Section 3.15 Year 2000 and Euro Compliance. The JLW Partnerships have instituted a plan to test whether the Computer Systems owned by or licensed to any JLW Partnership, Company or Company Subsidiary will be Year 2000 Compliant or Euro Compliant. To the Knowledge of each JLW Partnership, Company or Company Subsidiary, the sum of (i) the direct costs (excluding any costs that would be incurred in the ordinary course of business absent the need to become Year 2000 Compliant or Euro Compliant) of making the Computer Systems owned by or leased to any JLW Partnership, Europe/USA Region Company, Australasia Region Company or Asia Region Company, or any of their respective Subsidiaries (but, for the avoidance of doubt, excluding any Computer Systems that are owned by or leased to the owners of or tenants located in, any Managed Properties) to become Year 2000 Compliant and, in the case of any JLW Partnership or Europe/USA Region Company, or any of their respective Subsidiaries, Euro Compliant and (ii) any payments, individually or in the aggregate, under the indemnification obligation to the Australia and New Zealand Banking Group for Year 2000 problems pursuant to clause 23.5 of the Service Provider Agreement for the Provision of Property Services dated May 5, 1998 between the Australia and New Zealand Banking Group, JLW Australia and P&O Australia Limited, or under any guarantee thereof, by any Australasia Region Company or Subsidiary thereof, are not reasonably expected to exceed in the aggregate the amount set forth in Section 3.15 of the Company Disclosure Schedule. "Computer Systems" means, with respect to any Person, the computer software, firmware, hardware (whether general or special purpose), and other similar or related items of automated, computerized or software system(s) that are owned by or licensed to such Person. "Year 2000 Compliant" means, with respect to any Computer Systems, the ability of such Computer Systems (to the extent reasonably necessary in the ordinary work of business) to process data, without material impairment as to performance, involving dates prior to, during or after the year 2000. "Euro Compliant" means, with respect to any Computer Systems, the ability of such Computer Systems (to the extent reasonably necessary in the ordinary work of business) to process data, without material impairment as to performance, involving the single European currency (including without limitation complying with the conversion and rounding rules set forth in Council Regulation 11/03/97 upon the advent of the European Monetary Union).

         Section 3.16 Clients. Section 3.16(a) of the Company Disclosure Schedule sets forth (a) on a country-by-country basis, the names of the ten largest clients, as measured by combined revenue ("significant clients"), of the JLW Partnerships, Companies and Company Subsidiaries during the 12-month period ended December 31, 1997 or during the 6-month period ending on June 30, 1998 and
(b) the aggregate amount for which each significant client (as so defined) was invoiced during such period on a combined basis. Except as set forth in Section 3.16(b) of the Company Disclosure Schedule, no significant client (as so defined) (i) has ceased, or indicated to any JLW Partnership, Company or Company Subsidiary that it shall cease, to use the services of any JLW Partnership, Company or Company Subsidiary, (ii) has substantially reduced or indicated to any JLW Partnership, Company or Company Subsidiary that it shall substantially reduce, the use of the services of any JLW Partnership, Company or Company Subsidiary or (iii) has sought, or is seeking, to renegotiate the terms of any Contract under which any JLW Partnership, Company or Company Subsidiary is providing services to such significant client, including in each case after the consummation of the transactions contemplated hereby and by the other Operative Agreements. Except as disclosed in Section 3.16(b) to the Company Disclosure Schedule, to the Knowledge of each JLW Partnership, Company or Company Subsidiary, no significant client (as so defined) has otherwise threatened to take any action described in the preceding sentence as a result of the consummation of the transactions contemplated by this Agreement, any other Operative Agreement or any Integration Agreement.

         Section 3.17 Operation of the Businesses. Except as set forth in
Section 3.17 of the Company Disclosure Schedule and subject to the completion of the Post-Closing Integration Actions, the JLW Partnerships, Companies and the Company Subsidiaries have, and after Closing, the Companies and Company Subsidiaries will have, all rights, properties and assets, real, personal and mixed, tangible and intangible relating to or used or held for use in the conduct of the businesses conducted by the JLW Partnerships, Companies and Company Subsidiaries (the "Assets") during the past 12 months (except inventory sold, cash disposed of, accounts receivable collected, prepaid expenses realized, contracts partially or fully performed, and properties or assets replaced by equivalent or superior properties or assets (in each case in the ordinary and usual course of business). To the Knowledge of each JLW Partnership, Company or Company Subsidiary, all of the Assets are reasonably adequate for the purposes for which they are currently used or held for use.

         Section 3.18 Insurance. Section 3.18 of the Company Disclosure Schedule contains (i) an accurate and complete list of all material policies of property, fire, liability, worker's compensation and other forms of insurance owned or held by each JLW Partnership, Company or Company Subsidiary, and (ii) an accurate and complete list of each claim in excess of US$100,000 relating to such policies made during the last 24 months. To the Knowledge of each JLW Partnership, Company or Company Subsidiary, such policies provide adequate insurance coverage consistent with industry practice for the assets and operations of the JLW Partnerships, Companies and Company Subsidiaries. All such policies are in full force and effect, and all premiums with respect thereto covering all periods up to and including the date of the Closing have been paid, and no notice of cancellation or termination has been received with respect to any such policy. Such policies shall not terminate or lapse prior to or on the Closing Date by reason of the transactions contemplated by this Agreement, any other Operative Agreement or any Integration Agreement. Section 3.18 of the Company Disclosure Schedule sets forth a list of third party risks which are insured by a JLW Partnership, Company or Company Subsidiary and a list of any claims made against or paid by the JLW Partnerships, Companies or Company Subsidiaries.

         Section 3.19 Labor Relations. Except to the extent set forth in Section
3.19 of the Company Disclosure Schedule: (a) no JLW Partnership, Company or Company Subsidiary is a party to any collective bargaining agreements, other Contracts, written work rules or practices agreed to with any labor organization, employee association, works council or body of employee representatives; (b) there is no unfair labor practice charge or complaint against any JLW Partnership, Company or Company Subsidiary pending or, to the Knowledge of each JLW Partnership, Company or Company Subsidiary, threatened before the National Labor Relations Board or any similar foreign Authority which in either case would reasonably be expected to have a Company Material Adverse Effect; and (c) there is no labor strike, dispute, slowdown, lockout or stoppage pending or, to the Knowledge of each JLW Partnership, Company or Company Subsidiary, threatened against or affecting any JLW Partnership, Company or Company Subsidiary which would reasonably be expected to have a Company Material Adverse Effect.

         Section 3.20 Employee Benefit Plans. (a) U.S. Employee Benefit Matters:
Section 3.20(a) of the Company Disclosure Schedule sets forth a true and complete list of each Domestic Plan, whether formal or informal, written or oral, and indicates which of such Domestic Plans is a "multiemployer plan," as such term is defined in section (3)(37) of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA"). No Domestic Plan that is a "single employer plan," as such term is defined in section 3(41) of ERISA, is subject to
Section 302 or Title IV of ERISA. Except as set forth in Section 3.20(a) of the Company Disclosure Schedule, with respect to each Domestic Plan that is a single employer plan: (i) each such plan has been established and maintained in compliance in all material respects with its terms, including ERISA and the Code; (ii) with respect to each such plan that is intended to be "qualified" within the meaning of Section 401(a) of the Code, such plan has been determined by the IRS to be so qualified (and, to the Knowledge of each JLW Partnership, Company or Company Subsidiary, no fact or circumstance exists which would affect such qualification); (iii) (A) no Company or Company Subsidiary has filed an application under Rev. Proc. 98-22, 1998-12 I.R.B. (the Employee Plans Compliance Resolution System) or any predecessor program thereto with respect to any Domestic Plan, (B) any liabilities with respect of previous filings under such programs have been satisfied in full, and (C) no fact or circumstance exists that would necessitate such a filing to maintain the qualified status of any Domestic Plan; (iv) no such plan has an accumulated or waived funding deficiency within the meaning of Section 412 of the Code; (v) to the Knowledge of each JLW Partnership, Company or Company Subsidiary, neither the Company nor any Company Subsidiary, nor any such plan or trust created thereunder or any trustee or administrator thereof has engaged in a transaction in connection with which any Company or Company Subsidiary, any such plan, any such trust, or any trustee or administrator thereof, or any party dealing with any such plan or any such trust could be subject to either a civil penalty assessed pursuant to section 409 or 502(i) of ERISA or a tax imposed pursuant to Section 4975 or 4976 of the Code; (vi) full payment has been made, or will be made in accordance with Section 404(a)(6) of the Code, of all amounts which any JLW Partnership, Company, Company Subsidiary or ERISA Affiliate thereof is required to pay under the terms of each such plan as of the last day of the most recent plan year thereof ended prior to the date of this Agreement, and all such amounts properly accrued through the Closing Date with respect to the current plan year thereof will be paid by the applicable JLW Partnership, Company or Company Subsidiary on or prior to the Closing Date or will be properly reflected on the books and records of the applicable JLW Partnership, Company, Company Subsidiary or ERISA Affiliate; (vii) no such plan provides medical, surgical, hospitalization, death or similar benefits (whether or not insured), with respect to current or former employees of any JLW Partnership, Company or Company Subsidiary for periods extending beyond their retirement or other termination of service (other than (A) coverage mandated by applicable law, (B) death benefits under any "employee pension benefit plan," as that term is defined in Section 3(2) of ERISA, (C) deferred compensation benefits accrued as liabilities on the books and records of such JLW Partnership, such Company or such sponsoring Company Subsidiary or (D) benefits the full cost of which is borne by the current or former employee (or his beneficiary)); and (viii) no amounts payable under any such plans will fail to be deductible for Federal income tax purposes by virtue of Section 162(m) or 280G of the Code. No JLW Partnership, Company, Company Subsidiary or any ERISA Affiliate of any such entity has an outstanding liability in respect of (i) a failure to make a required contribution or payment to a multiemployer plan or (ii) a complete or partial withdrawal under Section 4203 or 4205 of ERISA from a multiemployer plan. No circumstance exists that presents a material risk of a partial withdrawal from a multiemployer plan. To the Knowledge of the JLW Partnerships or any of the Companies or Company Subsidiaries, no circumstance exists that presents a material risk that any such plan will go into reorganization.

                  (b) Non-U.S. Employee Benefit Matters: Section 3.20(b) of the Company Disclosure Schedule sets forth a true and complete list of each Foreign Plan, whether formal or informal, written or oral. Except to the extent set forth in Schedule 3.20(b) of the Company Disclosure Schedule: (i) each Foreign Plan required to be filed or registered with or approved by any applicable governmental or regulatory body or authority has been so filed, registered or approved and has been maintained in good standing with such body or authority, and each such Foreign Plan is now and has always been operated in full compliance in all material respects with all applicable laws and regulations;
(ii) no Foreign Plan is subject to the provisions of ERISA; (iii) the fair market value of the assets of each funded Foreign Plan, the liability of each insurer for any Foreign Plan funded through insurance or the book reserve established for any Foreign Plan together with any contributions accruing on or before the Closing Date, in each case as shall be reflected in the books and records of such JLW Partnership, such Company or such Company Subsidiary sponsoring such Foreign Plan, are or will be sufficient, on a combined basis, to procure or provide for the benefits determined on an ongoing basis accrued to the Closing Date payable to all current and former participants of such Foreign Plan according to the actuarial assumptions and valuations most recently used to determine employer contributions to such

Foreign Plan; and (iv) full payment has been made or will be made, in accordance with applicable law and the provisions of each Foreign Plan, of all amounts which any JLW Partnership, Company or Company Subsidiary is required to pay on or prior to the Closing Date under the terms of each Foreign Plan as of the last day of the most recent plan year thereof ended prior to the date of this Agreement, and all such amounts properly accrued through the Closing Date with respect to the current plan year thereof ended prior to the date of this Agreement, and all such amounts properly accrued through the Closing Date with respect to the current plan year thereof will be paid by such JLW Partnership, such Company or such Company Subsidiary on or prior to the Closing Date or will be properly reflected on the books and records of such JLW Partnership, such Company or such Company Subsidiary.

                  (c) Domestic Plans and Foreign Plans: Except to the extent set forth in Section 3.20(c) of the Company Disclosure Schedule, (i) with respect to each Domestic Plan that is a single employer plan and with respect to each Foreign Plan, each JLW Partnership, Company or Company Subsidiary has heretofore delivered to Parent true and complete copies of each of the following documents:
(A) a copy of such Domestic Plan and Foreign Plan (including all amendments thereto), (B) a copy of the annual report (which shall include non-discrimination tests, where applicable), if required under ERISA or other applicable law, with respect to each such Domestic Plan and Foreign Plan for the two most recently completed plan years, (C) a copy of the actuarial report, if required under ERISA or other applicable law, with respect to each such Domestic Plan and Foreign Plan for the three most recently completed plan years, (D) a copy of the most recent "summary plan description," together with each "summary of material modifications," required under ERISA with respect to each Domestic Plan, and any plan description, required under applicable law with respect to each Foreign Plan, (E) if the Domestic Plan or Foreign Plan is funded through a trust or any third-party funding vehicle, a copy of the trust or other funding agreement (including all amendments thereto) and the latest financial statements thereof, and (F) the most recent determination letter received from the IRS with respect to such Domestic Plan that is intended to be qualified under Section 401 of the Code, and the most recent letter, certification or other document, if any, received from any applicable governmental or regulatory body or authority evidencing the registration and/or approval of any Foreign Plan required to be so registered or approved; (ii) there are no pending or, to the Knowledge of each JLW Partnership, Company and Company Subsidiary, threatened or anticipated material claims by, on behalf of or against any of the Domestic Plans or Foreign Plans, and no material litigation or administrative or other proceeding (including, without limitation, any litigation or proceeding under Title IV of ERISA) has occurred or, to the Knowledge of each JLW Partnership, Company and Company Subsidiary, is threatened involving any Domestic Plan or Foreign Plan, and (iii) the consummation of the transactions contemplated by this Agreement, any other Operative Agreement or any Integration Agreement shall not, either alone or in combination with another event, except as set forth in Section 3.20(c) of the Company Disclosure Schedule, (A) accelerate the time of payment or vesting or increase the amount of compensation due any employee or officer of any JLW Partnership, Company or Company Subsidiary, (B) entitle any current or former employee or officer of any JLW Partnership, Company or Company Subsidiary to severance pay, unemployment compensation or any other payment, except as expressly provided in this Agreement, or (C) with respect to any Domestic Plan that is a single employer plan, constitute a prohibited transaction described in Section 406 of ERISA or Section 4975 of the Code for which an exemption is not available.

         Section 3.21 Litigation. Except as set forth in Section 3.21 of the Company Disclosure Schedule, there is no Action, pending or, to the Knowledge of each JLW Partnership, Company or Company Subsidiary, threatened against or involving any JLW Partnership, Company or Company Subsidiary which would reasonably be expected to have a Company Material Adverse Effect, or which questions or challenges the validity of this Agreement, any other Operative Agreement or any Integration Agreement or any action taken or to be taken by any JLW Party pursuant to this Agreement, any other Operative Agreement or any Integration Agreement or in connection with the transactions contemplated hereby and thereby. No JLW Partnership, Company or Company Subsidiary is a subject to any judgment, order or decree entered in any Action which purports to limit in any material respect, or which may have a material adverse effect on, its business practices or its ability to acquire any property or conduct all or any material portion of the businesses conducted by the JLW Partnerships, the Companies and the Company Subsidiaries in any locality.

         Section 3.22 Compliance with Law. (a) Except as set forth in Section 3.22(a) of the Company Disclosure Schedule, the operations of each JLW Partnership, Company and Company Subsidiary have been and are being conducted in accordance with all applicable Laws and other requirements of any Authority, having jurisdiction over any JLW Partnership, Company or Company Subsidiary, or any of their respective properties, assets or business, including, without limitation, Article 85(i) or Article 86 of the Treaty of Rome, all such Laws and requirements relating to antitrust, fair trading and consumer protection, currency exchange, health, occupational safety, employment practices, wages and hours, pension, insurance (including, without limitation, the Guernsey Insurance
Laws), securities and trading-with-the-enemy matters and planning and development, except in each case for such matters as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

                  (b) Except as set forth in Section 3.22(b) of the Company Disclosure Schedule, neither any JLW Partnership, Company or Company Subsidiary, nor any of their respective Affiliates, nor any partner or former partner, officer, employee or agent of any thereof, nor any other person acting on their behalf, has, directly or indirectly, within the past five years given or agreed to give any gift or similar benefit to any customer, supplier, governmental employee or other person who is or may be in a position to help or hinder any part of the JLW Businesses (or assist any of such Persons in connection with any actual or proposed transaction relating to any part of the JLW Businesses) (i) which subjected or might have subjected any of such Persons to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) which, if not given in the past, would have had a Company Material Adverse Effect, (iii) which, if not continued in the future, would have a Company Material Adverse Effect or subject any of such Persons to suit or penalty in any private or governmental litigation or proceeding or (iv) for the purpose of establishing or maintaining any concealed fund or concealed bank account.

                  (c) To the Knowledge of any Management Shareholder, no JLW Partnership, Company or Company Subsidiary is a party to any agreement, arrangement or concerted practice or is carrying on any practice which in whole or in part contravenes or is invalidated by or is required to be registered under any anti-trust, fair trading, consumer protection or analogous legislation in any jurisdiction in which the businesses are carried on or assets are held and, in particular and without prejudice to the generality of the foregoing, which contravenes Article 85(1) or Article 86 of the Treaty of Rome or which has been notified to the European Commission for an exemption or a negative clearance. Except as set forth in Section 3.23(c) of the Company Disclosure Schedule, to the Knowledge of any Management Shareholder, no JLW Partnership, Company or Company Subsidiary nor any partner of any JLW Partnership has received any formal or informal communications or notification that any proceeding under any applicable anti-trust, fair trading, consumer protection or similar legislation in any jurisdiction have been initiated, nor any such proceedings contemplated by any relevant Authority, nor has any claim been made or threatened alleging any contravention of any such legislation.

         Section 3.23 Taxes. Except as disclosed in Section 3.23 of the Company Disclosure Schedule:

                  (a) All Tax Returns required to be filed with respect to each JLW Partnership, each Company, each Company Subsidiary or the affiliated, combined or unitary group of which any JLW Partnership, any Company or any Company Subsidiary is or was a member have been duly and timely filed, except for those returns which, individually or in the aggregate, would not have a Company Material Adverse Effect, and all such Tax Returns are true, correct and complete, except for any deficiencies in respect of filed Tax Returns which, individually or in the aggregate, would not have a Company Material Adverse Effect. Each JLW Partnership, each Company and each Company Subsidiary has duly and timely paid all Taxes and other charges that are due with respect to all periods ending on or before June 30, 1998, whether or not shown as due on any Tax Return, except for Taxes which have been reserved for and shown on the JLW England Interim Financial Statements, JLW Scotland Interim Financial Statements or JLW Ireland Interim Financial Statements, as applicable. There are no Liens with respect to Taxes (except for Liens with respect to real property Taxes not yet due) upon any of the assets of any

JLW Partnership, any Company or any Company Subsidiary. No JLW Partnership, Company or Company Subsidiary is a party to, is bound by, or has any obligation under, any Tax sharing, allocation, indemnity or similar Contract, nor is liable for the Taxes of any other person. Each JLW Partnership, each Company and each Company Subsidiary has established due and sufficient reserves on the JLW England Interim Financial Statements, JLW Scotland Interim Financial Statements or JLW Ireland Interim Financial Statements, as applicable, for the payment of all Taxes in accordance with UK GAAP.

                  (b) All Tax deficiencies that have been asserted, proposed or assessed in writing against or with respect to any JLW Partnership, any Company or any Company Subsidiary by any taxing authority have been paid in full or finally settled, and no issue (including with respect to transfer pricing) has been raised in writing by any taxing authority in any examination, audit or other proceeding that, by application of the same or similar principles, reasonably could be expected to result in a material proposed deficiency for any other period not so examined. There are no outstanding Contracts, consents, waivers or arrangements extending the statutory period of limitation applicable to any Tax Return or claim for, or the period for the collection or assessment of, Taxes due from any JLW Partnership, any Company or any Company Subsidiary for any taxable period.

                  (c) No JLW Partnership, Company or Company Subsidiary has been or is in violation (or with notice or lapse of time or both, would be in violation) of any applicable Law relating to the payment or withholding of Taxes (including, without limitation, withholding of Taxes pursuant to Sections 1441 and 1442 of the Code or similar provisions under any foreign Laws). Each JLW Partnership, each Company and each Company Subsidiary has duly and timely withheld from employee salaries, wages and other compensation and paid over to the appropriate taxing authorities all amounts required to be so withheld and paid over for all periods under all applicable Laws.

                  (d) No audit or other proceeding by any domestic or foreign court, governmental or regulatory authority, or similar Person is pending or, to the Knowledge of each JLW Partnership, Company and Company Subsidiary, threatened with respect to any Taxes due from any JLW Partnership, any Company or any Company Subsidiary or any Tax Return filed or required to be filed by or relating to any JLW Partnership, any Company or any Company Subsidiary. No JLW Partnership, Company or Company Subsidiary shall be required to include any amount in income for any taxable period ending after the Closing Date which is attributable to an adjustment pursuant to Section 481(a) of the Code (or any similar provisions under any foreign laws).

                  (e) Section 3.23(e) of the Company Disclosure Schedule sets forth the states, political subdivisions thereof and foreign countries in which each JLW Partnership, Company or Company Subsidiary files or joins in filing any consolidated, unitary, combined or similar Tax Returns (or have such Tax Returns filed on their behalf). No claim has ever been made by an authority in any jurisdiction where any JLW Partnership, any Company or any Company Subsidiary has not filed Tax Returns that they are or may be subject to taxation by that jurisdiction.

                  (f) JLW USA has not been a United States real property holding company (as defined in Section 897(c)(2) of the Code) during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code, and JLW USA is not a foreign person within the meaning of Section 1445(f)(3) of the Code and the Treasury Regulation Section 1.1445-2(b).

                  (g) To the Knowledge of each JLW Partnership, Company, Company Subsidiary and Management Shareholder, no Tax imposed on or with respect to the income or liability of any Shareholder is required to be withheld as a result of any of the transfers, including the delivery of the Consideration Shares, the Cash Consideration or any other payment or consideration as a result of or in connection with the consummation of the transactions contemplated by this Agreement and the other Operative Agreements. Except for Taxes which are reserved for and shown on any Final Closing Balance Sheet, no JLW Partnership, Company or Company Subsidiary shall have liability for (i) Taxes (including, without limitation, withholding Taxes) of any Shareholder or any partnership of which any Shareholder is or was a partner, including, without limitation, JLW England, JLW Scotland and JLW Ireland, or (ii) Taxes attributable to or incurred in connection with the Integration.

                  (h) None of the Companies or Company Subsidiaries has made an election for U.S. federal tax purposes to be treated as a partnership or entity other than a corporation.

Notwithstanding the foregoing, the representations and warranties contained in this Section 3.23, insofar as they concern the Tax affairs of any JLW Partnership or Shareholder in respect of any personal income or capital gains Tax of any Shareholder, whether assessed on any JLW Partnership or Shareholder, shall be deemed not to exist unless what would (in the absence of this provision) have constituted a breach of one or more of those representations and warranties results in a claim under Section 1.1 of the Escrow Agreement.

         Section 3.24 Environmental Matters. (a) This Section 3.24 and Sections 3.6, 3.8 and 3.26 contain the exclusive representations and warranties concerning any environmental matters, including, but not limited to, concerning any Environmental Laws or Materials of Environmental Concern. Except as set forth in Section 3.24 of the Company Disclosure Schedule, and except for any Action, claim or litigation which could not reasonably be expected to have a Company Material Adverse Effect, no JLW Partnership, Company or Company Subsidiary has received written notice of any Action pending, nor to the Knowledge of each JLW Partnership, Company or Company Subsidiary, has any Action, claim or litigation been asserted or threatened against any JLW Partnership, Company or Company Subsidiary nor, to the Knowledge of each JLW Partnership, Company or Company Subsidiary, is any Action, claim or litigation pending or threatened against the properties currently or formerly under management by any JLW Partnership, Company or Company Subsidiary ("Managed Properties"), nor to the Knowledge of each JLW Partnership, Company or Company Subsidiary, are there any circumstances which could reasonably be expected to form the basis for such claim against the Managed Properties, pertaining to: (i) off-site disposal or arranging for disposal or a release of Materials of Environmental Concern; (ii) migration of Materials of Environmental Concern from Managed Properties; (iii) any nuisance or trespass emanating from Managed Properties; (iv) violations of any applicable Environmental Laws; (v) releases of Materials of Environmental Concern at or from current or former Managed Properties (including claims for response costs); or (vi) third-party claims for personal injury or property damage arising out of the release of or exposure to Materials of Environmental Concern at or from the Managed Properties.

                  (b) Except as set forth in Section 3.24 of the Company Disclosure Schedule, the JLW Partnerships, the Companies and the Company Subsidiaries are, and, to the Knowledge of each JLW Partnership, Company or Company Subsidiary, the Managed Properties are, in compliance in all respects with applicable Environmental Laws, except for such noncompliance which could not reasonably be expected to have a Company Material Adverse Effect.

                  (c) Except as set forth in Section 3.24 of the Company Disclosure Schedule, to the Knowledge of each JLW Partnership, Company and Company Subsidiary, and except for any of the following which could not reasonably be expected to have a Company Material Adverse Effect, (i) there has been no material spill, disposal or release of any Materials of Environmental Concern or substance on, at or from the Managed Properties, except for any such spill, disposal or release that occurred in compliance with applicable Environmental Laws (provided that, for purposes of this Agreement, reporting of a spill, disposal or release does not make an unauthorized spill, disposal or release in compliance with Environmental Laws), (ii) none of the Managed Properties is listed or has been proposed to be listed under any state, federal or foreign superfund or similar law or is reasonably likely to be the subject of remediation requirements under the U.K. Environmental Protection Act 1990 or with the Water Resources Act 1991, each as proposed to be amended by the Environment Act 1995 when the relevant provisions of the Environment Act 1995 come into force (assuming such provisions, and the draft regulations and guidelines relating thereto, are brought into force substantially as they exist as of the date of this Agreement), (iii) none of the Managed Properties is or was a treatment, storage or disposal facility requiring a permit under any hazardous waste law and (iv) the tenants under its management have occupied their premises at the Managed Properties and operated their businesses at the Managed Properties in compliance, in all material respects, with the Environmental Laws.

                  (d) Except as set forth in Section 3.24 of the Company Disclosure Schedule, the JLW Partnerships, the Companies and the Company Subsidiaries are not currently paying any fines, settlements, judgments, assessments or remedial costs because of an alleged violation of or liability under any Environmental Law or any past or present release or presence of Materials of Environmental Concern at the Managed Properties, nor, to the Knowledge of each JLW Partnership, Company or Company Subsidiary, has any client party to any Contract with any JLW Partnership, any Company or any Company Subsidiary asserted that any JLW Partnership, Company or Company Subsidiary is liable for any such costs, except for any such fines, settlements, judgments, assessments or remedial costs which could not reasonably be expected to have a Company Material Adverse Effect.

         Section 3.25 Personnel. Section 3.25 of the Company Disclosure Schedule sets forth a list of all employees as of June 30, 1998 of each JLW Partnership, Company and Company Subsidiary. Such list indicates as to each such employee who is a Shareholder and each other such employee whose current annualized salary, bonus and benefits exceed US$100,000: (a) date of commencement of service and period of continuous employment; (b) job title or brief job description and place of work; (c) any material commitments or arrangements with such employees as to salary or bonuses, if applicable, other than those commitments or arrangements set forth in Section 3.13 of the Company Disclosure Schedule and;
(d) as of the date hereof, the names of any such employees who have given or received notice to terminate their employment. Except as disclosed in Section
3.25 of the Company Disclosure Schedule, to the Knowledge of each JLW Partnership, Company or Company Subsidiary, since June 30, 1998, no partner, officer, director or employee thereof has given notice or indicated his or her intent to give notice of termination of employment, which termination, together with any such other terminations, would be reasonably likely to have a material adverse effect on the Companies and the Company Subsidiaries taken as a whole.

         Section 3.26 Disclosure Documents. None of the information included in the Offering Memorandum or Proxy Statement supplied or to be supplied by any Shareholder, JLW Partnership, Company or Company Subsidiary relating to any Shareholder, Related JLW Owner, JLW Seller, Company, Asia Region Company or Australasia Region Company, or any of their respective Subsidiaries, including the SCCA or the Integration, for inclusion in the Offering Memorandum and the Proxy Statement, as the case may be, will, in the case of the Offering Memorandum, at the time of mailing to the Shareholders, and, in the case of the Proxy Statement, either at the time of mailing of the Proxy Statement to stockholders of Parent or at the time of the meeting of such stockholders to be held in connection therewith, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

         Section 3.27 Integration Matters. Except as set forth in Section 3.27 of the Company Disclosure Schedule, the Integration, as it relates to the Shareholders, Related JLW Owner, the JLW Partnerships, the Companies and the Company Subsidiaries, will be completed in compliance in all material respects with all applicable Laws and will not result in any material Liability to any of the Companies, the Company Subsidiaries, Parent or Parent's Affiliates (other than Liabilities of the JLW Partnerships which are expressly assumed as part of the Integration). The copies of the Integration Agreements and the Ancillary Documents (as defined in the Integration Plan) heretofore delivered to and approved by Parent by or on behalf of the Shareholders' Representatives are complete and correct copies thereof. No part of the Integration constitutes a public offering under the Companies Act or the Public Offering of Securities Regulation 1995 or the Irish Companies Act, and, except as set forth in Section
3.27 of the Company Disclosure Schedule, no document published, if any, or distributed by the JLW Partnerships in connection with the Integration requires an approval as an investment advertisement under Section 57 of the United Kingdom Financial Services Act of 1986.

         Section 3.28 Related Party Transactions. Section 3.28 of the Company Disclosure Schedule contains an accurate listing of any current or former partners, directors, officers or key employees of any JLW Partnership, Company or Company Subsidiary and, to the Knowledge of any JLW Partnership, Company or Company Subsidiary, any relatives of any of the foregoing, who is, directly or indirectly, a party to any transaction (other than in respect to compensation or travel expense account reimbursement in the ordinary course of business consistent with past practice) with or has any loan or obligation outstanding to or from any JLW Partnership, Company or Company Subsidiary (or for which any of them is or may be liable under any guarantee or otherwise). Section 3.28 of the Company Disclosure Schedule sets forth a brief description of each such transaction, including without limitation, any Contract providing for the furnishing of services (other than employment contracts), or the rental of real or personal property from, or otherwise requiring payments to, any such Person or to any relative of any such Person.

         Section 3.29 Activities of NewCo 1, NewCo 2, NewCo 3 and Salta Ltd. As of the date hereof and the Integration Commencement Date, except for obligations or liabilities incurred in connection with their incorporation or organization and the transactions contemplated by this Agreement or described in Section 3.29 of the Company Disclosure Schedule, the Integration Agreements, the other Operative Documents and the SCCA, none of NewCo 1, NewCo, or NewCo 3 or Salta Ltd., a corporation incorporated under the laws of England, has or will have incurred, directly or indirectly, any obligations or liabilities or engaged in any business activities of any type or kind whatsoever or entered into any agreements or arrangements with any Person.

         Section 3.30 Securities Laws Matters. Neither any JLW Partnership, Company, Company Subsidiary, nor any of their respective Affiliates, nor any Person acting on its or their behalf has engaged, or will engage, in any "directed selling efforts" (as defined in Regulation S) with respect to the Consideration Shares.

         Section 3.31 Opinion of Financial Advisor. The JLW Partnerships have received the opinion of Peter J. Solomon Company Limited, financial advisor to JLW Partnerships, to the effect that, as of the date of this Agreement, the Consideration to be received by the Shareholders and the Other Shareholders under this Agreement and the Other Purchase Agreements is, in the aggregate, fair to such Shareholders and Other Shareholders from a financial point of view.

         Section 3.32 Certain Fees. Except as contemplated by the agreements listed in Section 3.13(a)(xiii) of the Company Disclosure Schedule, no JLW Partnership, Company or Company Subsidiary or any of their respective officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees or commissions or finders' fees or for any financial advisory or consulting fees, in each case in connection with the transactions contemplated by this Agreement or the other Operative Agreements, including, without limitation, the Integration.


                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF PARENT
                    ----------------------------------------

                  Parent hereby represents and warrants to the JLW Parties that:

         Section 4.1 Corporate Organization. Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland. Parent (i) has all requisite corporate power and authority to carry on its businesses as they are now being conducted by it and to own the properties and assets it now owns; and (ii) is duly qualified or licensed to do business as a foreign Person (and, if applicable, in good standing) in all the jurisdictions in which such qualification or licensing is required, except jurisdictions in which the failure to be so qualified or licensed (or, if applicable, in good standing) would not be reasonably expected to have a Parent Material Adverse Effect. True and complete copies of the Articles of Incorporation of Parent ("Parent Articles of Incorporation") and the Amended and Restated Bylaws of Parent ("Parent Bylaws"), as presently in effect, are attached to Section 4.1 of the Parent Disclosure Schedule.

         Section 4.2 Capitalization. The authorized capital stock of Parent consists of 100,000,000 shares of Parent Common Stock and 10,000,000 shares of preferred stock, $.01 par value per share ("Parent Preferred Stock"). As of September 30, 1998, there were outstanding 16,230,358 shares of Parent Common Stock, no shares of Parent Preferred Stock and no shares of Parent Common Stock or Parent Preferred Stock were held in Parent's treasury. In addition, as of September 30, 1998, 2,215,000 shares of Parent Common Stock were reserved or registered for issuance under Parent's Employee Stock Purchase Plan, as amended, 1997 Stock Award and Incentive Plan, as amended, and Stock Compensation Program, as amended (collectively, the "Parent Stock Plans"), and no shares of Parent Common Stock or Parent Preferred Stock were specifically reserved or registered for any other purposes. All of the issued and outstanding shares of Parent Common Stock have been validly issued and are fully paid and non-assessable and free of preemptive rights, and the Consideration Shares will be (when issued at the Closing as contemplated by this Agreement) validly issued and fully paid and non-assessable and free of pre-emptive rights. Except as set forth in this Section 4.2, except for the obligation of Parent to issue Consideration Shares and ESOT Shares under this Agreement and to issue Consideration Shares (as defined under the Other Purchase Agreements) and ESOT Shares under the Other Purchase Agreements, and except under the Parent Stock Plans, including upon the exercise of options outstanding as of September 30, 1998 to purchase an aggregate of 1,110,400 shares of Parent Common Stock and any such options issued or granted subsequent to September 30, 1998 ("Parent Options"), as of the date hereof, there are outstanding, (i) no shares of capital stock or other voting securities of Parent, (ii) no securities of Parent or any Parent Subsidiary convertible into or exchangeable for shares of capital stock or voting securities of Parent and
(iii) no options or other rights to acquire from Parent or any Parent Subsidiary, and no obligation of Parent or any Parent Subsidiary to issue, any capital stock or, voting securities of Parent or securities convertible into or exchangeable for capital stock or voting securities of Parent (the items in clauses (i), (ii) and (iii) being referred to collectively as the "Parent Securities"). Other than under the Parent Stock Plans and as set forth in
Section 4.2 of the Parent Disclosure Schedule, there are no outstanding obligations of Parent or any Parent Subsidiaries to repurchase, redeem or otherwise acquire any Parent Securities.

         Section 4.3 Subsidiaries and Affiliates. Except as set forth in Section
4.3 of the Parent Disclosure Schedule, all the outstanding capital stock or other equity interests of each Parent Significant Subsidiary is owned, directly or indirectly, as of the date hereof by Parent and will be owned, directly or indirectly, as of the Closing Date, by Parent, in each case free and clear of all Encumbrances, and has been validly issued and is fully paid and, to the extent that the concept of assessability of capital stock is potentially applicable, is nonassessable. Each Parent Significant Subsidiary: (i) is duly organized or incorporated and validly existing (and, if applicable) in good standing under the laws of its jurisdiction of incorporation or formation; (ii) has all requisite corporate or similar power and authority to carry on its business as it is now being conducted and to own the properties and assets it now owns; and (iii) is duly qualified or licensed to do business as a foreign Person (and, if applicable, in good standing) in all jurisdictions in which such qualification or licensing is required, except jurisdictions in which the failure to be so qualified or licensed (or, if applicable, in good standing) would not have a Parent Material Adverse Effect. True and complete copies of the certificate of incorporation and bylaws or similar charter documents, as presently in effect, of each Parent Significant Subsidiary have been previously provided to the JLW Parties.

         Section 4.4 Authorization (a) Parent has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the other Operative Agreements and to carry out the transactions contemplated hereby and thereby. The Board of Parent has taken all corporate action (including all action of the Board) necessary to authorize and approve the execution, delivery and performance of this Agreement and the other Operative Agreements and no other corporate action is required on the part of Parent to authorize the execution, delivery and performance of this Agreement and the other Operative Agreements (including without limitation the issuance of the Consideration Shares), subject only to approval of (i) the amendment and restatement of the Parent Articles of Incorporation as described in Section 1.9(a)(i)(A) hereof, (ii) the issuance of the Consideration Shares and (iii) the amendments to Parent's amended and restated stock incentive plan as described in
Section 1.9(a)(i)(C) hereof (collectively, the "Proposed Actions"), in each case by the affirmative vote of the holders of a majority of the shares of Parent Common Stock present in person or represented by proxy at the meeting contemplated by Section 6.5(a) hereof, and to consummate the transactions contemplated hereby and thereby. This Agreement has been duly and validly executed and delivered by Parent, and this Agreement constitutes, and each other Operative Agreement to which Parent is to be a party, when executed and delivered by Parent, will constitute a valid and binding agreement of Parent, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization and other similar Laws affecting creditors generally and by the availability of equitable remedies.

                  (b) Each Parent Subsidiary that is a party to any Operative Agreement (or other agreement or obligation to be executed and delivered pursuant hereto) has all requisite corporate power and authority to execute, deliver and perform its obligations under such Operative Agreement (or other agreement or obligation) and such execution, delivery and performance have been approved by all necessary corporate action. Any such Operative Agreement (or other agreement or obligation) to be executed and delivered by any such Parent Subsidiary will be, upon the execution and delivery thereof by such Parent Subsidiary, duly and validly executed and delivered and will constitute a valid and binding agreement of such Parent Subsidiary, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization and other similar Laws affecting creditors generally and by the availability of equitable remedies.

         Section 4.5 No Violation. Neither the execution and delivery by Parent of this Agreement nor any other Operative Agreement nor the consummation by Parent of the transactions contemplated hereby or thereby shall: (i) violate or be in conflict with any provision of the Parent Articles of Incorporation, Parent Bylaws or the certificate of incorporation or bylaws (or similar organizational documents) of any Parent Subsidiary; (ii) except as specified in Section 4.5 or 4.6 of the Parent Disclosure Schedule, violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, cause or permit the acceleration of, or give rise to any right of termination, imposition of fees or penalties under any debt, Contract, instrument or other obligation to which Parent or any Parent Subsidiary is a party or by which their respective assets are bound, or result in the creation or imposition of any Lien upon any property or assets of Parent or any Parent Subsidiary; or (iii) violate any applicable Law of any Authority; except, in the case of clauses (ii) and (iii) above, for any of the same that, individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect or materially impair the ability of Parent to perform its obligations hereunder or thereunder or prevent or materially delay the consummation of the transactions contemplated hereby and thereby.

         Section 4.6 Consents and Approvals. Except as set forth in Section 4.5 or 4.6 of the Parent Disclosure Schedule, no Consents from or of any third party or any Authority are necessary for execution and delivery of this Agreement or the other Operative Agreements by Parent or the consummation by Parent of the transactions contemplated hereby and thereby, except for compliance with the HSR Act and the Required Regulatory Approvals, except for (i) compliance with the rules and regulations of the Dutch Security Act (Wet toezicht effectenverkeer
1995) and individual dispensation from the Dutch Securities Board (Stichting toezicht effectenverkeer) and (ii) compliance with Section 57 of the United Kingdom Financial Services Act of 1986 in respect of the Offering Memorandum (the "Required Securities Approvals"), and except for such other Consents as to which the failure to obtain, individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect or materially impair the ability of Parent to perform its obligations hereunder or thereunder or prevent or materially delay the consummation of the transactions contemplated hereby and thereby.

         Section 4.7 SEC Reports and Financial Statements. Each periodic report, registration statement and definitive proxy statement filed by Parent with the SEC since July 17, 1997 (as such documents have since the time of their filing been amended and each document filed between the date hereof and the Closing, the "Parent SEC Reports"), which include all the documents (other than preliminary material) that Parent was required to file with the SEC since such date, as of their respective dates, complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, applicable to such Parent SEC Reports. None of the Parent SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except for such statements, if any, as have been modified by subsequent filings prior to the date hereof. The financial statements of Parent and its Subsidiaries included in such reports comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with US GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q of the SEC) and fairly present (subject in the case of the unaudited statements, to normal, year-end audit adjustments which are not material in amount or effect) the consolidated financial position of Parent and its Subsidiaries as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended.

         Section 4.8 No Undisclosed Liabilities. There are no Liabilities of Parent or any Parent Subsidiary of any kind whatsoever and Parent knows of no valid basis for the assertion of any such Liabilities, and no existing condition, situation or set of circumstances exists which could reasonably be expected to result in a Liability, other than:

                  (a) Liabilities adequately and expressly reflected and reserved for on the unaudited consolidated balance sheet of Parent and the Parent Subsidiaries as of June 30, 1998 (including the notes thereto) contained in the Parent SEC Reports (the "Parent Interim Balance Sheet");

                  (b) Liabilities incurred in the ordinary and usual course of business consistent with past practice since June 30, 1998;

                  (c) Liabilities set forth in Section 4.8(c) of the Parent Disclosure Schedule; and

                  (d) Liabilities which, individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect.

         Section 4.9 Absence of Certain Changes or Events. Except as and to the extent disclosed in the Parent SEC Reports and as and to the extent set forth in
Section 4.9 of the Parent Disclosure Schedule, since June 30, 1998, (a) Parent and each Parent Subsidiary has conducted its businesses only in the ordinary and usual course of business consistent with past practice and (b) (i) no individual or cumulative material adverse change in or effect on the business, properties, assets, liabilities, financial condition or results of operations of Parent and the Parent Subsidiaries, taken as a whole, has occurred; (ii) no individual or cumulative event or development has occurred that is reasonably expected to have a Parent Material Adverse Effect; or (iii) neither Parent nor any Parent Subsidiary has taken, or permitted to be taken, any action that, if taken or permitted to be taken during the period from the date of this Agreement through the Closing Date without the consent of the Sellers' Representatives, would constitute a breach of Section 6.1 hereof. Parent has heretofore delivered to the JLW Partnerships a true and correct copy of the Purchase Agreement, dated as of August 31, 1998, by and among Parent, a Subsidiary of Parent, Lend Lease Corporation Limited and certain Subsidiaries thereof, together with all related exhibits and schedules (the "Compass Agreement"), and except as set forth in
Section 4.9 of the Parent Disclosure Schedule, the transactions contemplated by the Compass Agreement have heretofore been consummated in accordance with the terms of such agreement.

         Section 4.10 Licenses and Other Authorizations. Parent and the Parent Subsidiaries have received all Licenses of any Authority material to the ownership or leasing of their respective properties and to the conduct of their respective businesses as currently conducted. Except as disclosed in Section
4.10 of the Parent Disclosure Schedule, all such Licenses are valid and in full force and effect. Parent and the Parent Subsidiaries are operating in material compliance with the conditions and requirements of such Licenses and, except as disclosed in Section 4.10 of the Parent Disclosure Schedule, no proceeding is pending or, to the Knowledge of Parent, threatened, seeking the revocation or limitation of any such Licenses. Assuming the related Consents set forth in
Section 4.5 or 4.6 of the Parent Disclosure Schedule have been obtained prior to the Closing Date, none of such Licenses will be terminated or impaired or become terminable as a result of the transactions contemplated hereby or by the other Operative Agreements.

         Section 4.11 Insurance. All material policies of property, fire, liability, worker's compensation and other forms of insurance owned or held by Parent or any Parent Subsidiary are in full force and effect, and all premiums with respect thereto covering all periods up to and including the date of the Closing have been paid, if due, and no notice of cancellation or termination has been received with respect to any such policy. Such policies shall not terminate or lapse prior to or on the Closing Date by reason of the transactions contemplated by this Agreement or any other Operative Agreement.

         Section 4.12 Labor Relations. Except to the extent set forth in Section
4.12 of the Parent Disclosure Schedule: (a) neither Parent nor any Parent Subsidiary is a party to any collective bargaining agreements, other Contracts, written work rules or practices agreed to with any labor organization, employee association or works council or body of employee representatives; (b) there is no unfair labor practice charge or complaint against Parent or any Parent Subsidiary pending or, to the Knowledge of Parent, threatened before the National Labor Relations Board or any similar foreign Authority which in either case would reasonably be expected to have a Parent Material Adverse Effect; and
(c) there is no labor strike, dispute, slowdown, lockout or stoppage pending or, to the Knowledge of Parent, threatened against or affecting Parent or any Parent Subsidiary which would reasonably be expected to have a Parent Material Adverse Effect.

         Section 4.13 Parent Employee Benefit Matters. (a) U.S. Employee Benefit
Matters: Section 4.13(a) of the Company Disclosure Schedule sets forth a true and complete list of each Parent Domestic Plan, whether formal or informal, written or oral, and indicates which of such Parent Domestic Plans is a "multiemployer plan," as such term is defined in section (3)(37) of ERISA. No Parent Domestic Plan that is a "single employer plan," as such term is defined in section 3(41) of ERISA, is subject to Section 302 or Title IV of ERISA. Except as set forth in Section 4.13(a) of the Parent Disclosure Schedule, with respect to each Parent Domestic Plan that is a single employer plan: (i) each such plan has been established and maintained in compliance in all material respects with its terms, including ERISA and the Code; (ii) with respect to each such plan that is intended to be "qualified" within the meaning of Section 401(a) of the Code, such plan has been determined by the IRS to be so qualified (and no fact or circumstance exists which would affect such qualification);
(iii) (A) neither Parent nor any Parent Subsidiary has filed an application under Rev. Proc. 98-22, 1998-12 I.R.B. (the Employee Plans Compliance Resolution System) or any predecessor program thereto with respect to any Parent Domestic Plan, (B) any liabilities with respect of previous filings under such programs have been satisfied in full, and (C) no fact or circumstance exists that would necessitate such a filing to maintain the qualified status of any Parent Domestic Plan; (iv) no such plan has an accumulated or waived funding deficiency within the meaning of Section 412 of the Code; (v) neither Parent nor any Parent Subsidiary, nor any such plan or trust created thereunder or any trustee or administrator thereof has engaged in a transaction in connection with which Parent or any Parent Subsidiary, any such plan, any such trust, or any trustee or administrator thereof, or any party dealing with any such plan or any such trust could be subject to either a civil penalty assessed pursuant to section 409 or 502(i) of ERISA or a tax imposed pursuant to Section 4975 or 4976 of the Code; (vi) full payment has been made, or will be made in accordance with
Section 404(a)(6) of the Code, of all amounts which Parent, any Parent Subsidiary or ERISA Affiliate thereof is required to pay under the terms of each such plan as of the last day of the most recent plan year thereof ended prior to the date of this Agreement, and all such amounts properly accrued through the Closing Date with respect to the current plan year thereof will be paid by Parent or the applicable Parent Subsidiary on or prior to the Closing Date or will be properly reflected on the books and records of Parent or the applicable Parent Subsidiary or ERISA Affiliate; (vii) no such plan provides medical, surgical, hospitalization, death or similar benefits (whether or not insured), with respect to current or former employees of Parent or any Parent Subsidiary for periods extending beyond their retirement or other termination of service (other than (A) coverage mandated by applicable law, (B) death benefits under any "employee pension benefit plan," as that term is defined in Section 3(2) of ERISA, (C) deferred compensation benefits accrued as liabilities on the books and records of Parent or such sponsoring Parent Subsidiary or (D) benefits the full cost of which is borne by the current or former employee (or his beneficiary)); and (viii) no amounts payable under any such plans will fail to be deductible for Federal income tax purposes by virtue of Section 162(m) or 280G of the

Code. Neither Parent nor any Parent Subsidiary has an outstanding liability in respect of (i) a failure to make a required contribution or payment to a multiemployer plan or (ii) a complete or partial withdrawal under Section 4203 or 4205 of ERISA from a multiemployer plan. No circumstance exists that presents a material risk of a partial withdrawal from a multiemployer plan. To the Knowledge of Parent and each Parent Subsidiary, no circumstance exists that presents a material risk that any such plan will go into reorganization.

                  (b) Non-U.S. Employee Benefit Matters: Section 4.13(b) of the Parent Disclosure Schedule sets forth a true and complete list of each Parent Foreign Plan, whether formal or informal, written or oral. Except to the extent set forth in Section 4.13(a) of the Parent Disclosure Schedule: (i) each Parent Foreign Plan required to be filed or registered with or approved by any applicable governmental or regulatory body or authority has been so filed, registered or approved and has been maintained in good standing with such body or authority, and each such Parent Foreign Plan is now and has always been operated in full compliance in all material respects with all applicable laws and regulations; (ii) no Parent Foreign Plan is subject to the provisions of ERISA; (iii) the fair market value of the assets of each funded Parent Foreign Plan, the liability of each insurer for any Parent Foreign Plan funded through insurance or the book reserve established for any Parent Foreign Plan together with any contributions accruing on or before the Closing Date, in each case as shall be reflected in the books and records of Parent or the Parent Subsidiary sponsoring such Parent Foreign Plan, are or will be sufficient, on a combined basis, to procure or provide for the benefits determined on an ongoing basis accrued to the Closing Date payable to all current and former participants of such Parent Foreign Plan according to the actuarial assumptions and valuations most recently used to determine employer contributions to such Parent Foreign Plan; and (iv) full payment has been made or will be made, in accordance with applicable law and the provisions of each Parent Foreign Plan, of all amounts which Parent or any Parent Subsidiary is required to pay on or prior to the Closing Date under the terms of each Parent Foreign Plan as of the last day of the most recent plan year thereof ended prior to the date of this Agreement, and all such amounts properly accrued through the Closing Date with respect to the current plan year thereof ended prior to the date of this Agreement, and all such amounts properly accrued through the Closing Date with respect to the current plan year thereof will be paid by Parent or such Parent Subsidiary on or prior to the Closing Date or will be properly reflected on the books and records of Parent or such Parent Subsidiary.

                  (c) Parent Domestic Plans and Parent Foreign Plans: Except to the extent set forth in Section 4.13(c) of the Parent Disclosure Schedule, (i) with respect to each Parent Domestic Plan that is a single employer plan and with respect to each Parent Foreign Plan, Parent has heretofore delivered to Sellers' Representatives true and complete copies of each of the following documents: (A) a copy of such Parent Domestic Plan and Parent Foreign Plan (including all amendments thereto), (B) a copy of the annual report (which shall include non-discrimination tests, where applicable), if required under ERISA or other applicable law, with respect to each such Parent Domestic Plan and Parent Foreign Plan for the two most recently completed plan years, (C) a copy of the actuarial report, if required under ERISA or other applicable law, with respect to each such Parent Domestic Plan and Parent Foreign Plan for the three most recently completed plan years, (D) a copy of the most recent "summary plan description," together with each "summary of material modifications," required under ERISA with respect to each Parent Domestic Plan, and any plan description, required under applicable law with respect to each Parent Foreign Plan, (E) if the Parent Domestic Plan or Parent Foreign Plan is funded through a trust or any third-party funding vehicle, a copy of the trust or other funding agreement (including all amendments thereto) and the latest financial statements thereof, and (F) the most recent determination letter received from the IRS with respect to such Parent Domestic Plan that is intended to be qualified under Section 401 of the Code, and the most recent letter, certification or other document, if any, received from any applicable governmental or regulatory body or authority evidencing the registration and/or approval of any Parent Foreign Plan required to be so registered or approved; (ii) there are no pending or, to the Knowledge of Parent and each Parent Subsidiary, threatened or anticipated material claims by, on behalf of or against any of the Parent Domestic Plans or Parent Foreign Plans, and no material litigation or administrative or other proceeding (including, without limitation, any litigation or proceeding under Title IV of ERISA) has occurred or, to the Knowledge of Parent and each Parent Subsidiary, is threatened involving any Parent Domestic Plan or Parent Foreign Plan, and
(iii) the consummation of the transactions contemplated by this Agreement or any other Operative Agreement shall not, either alone or in combination with another event, except as set forth in Section 4.13(c) of the Parent Disclosure Schedule,
(A) accelerate the time of payment or vesting or increase the amount of compensation due any employee or officer of Parent or any Parent Subsidiary, (B) entitle any current or former employee or officer of Parent or any Parent Subsidiary to severance pay, unemployment compensation or any other payment, except as expressly provided in this Agreement, or (C) with respect to any Parent Domestic Plan that is a single employer plan, constitute a prohibited transaction described in Section 406 of ERISA or Section 4975 of the Code for which an exemption is not available.

         Section 4.14 Litigation. Except as set forth in Section 4.14 of the Parent Disclosure Schedule, there is no Action, pending or, to the Knowledge of Parent, threatened against or involving Parent or any Parent Subsidiary which would reasonably be expected to have a Parent Material Adverse Effect, or which questions or challenges the validity of this Agreement or any other Operative Agreement or any action taken or to be taken by Parent pursuant to this Agreement or any other Operative Agreement or in connection with the transactions contemplated hereby and thereby. Neither Parent nor any Parent Subsidiary is subject to any judgment, order or decree entered in any Action which purports to limit in any respect, or which may have a material adverse effect on, its business practices or its ability to acquire any property or conduct all or any material portion of the businesses conducted by Parent and the Parent Subsidiaries in any locality.

         Section 4.15 Compliance with Law. Except as set forth in Section 4.15 of the Parent Disclosure Schedule, the operations of Parent and each Parent Subsidiary have been and are being conducted in accordance with all applicable Laws and other requirements of any Authority having jurisdiction over Parent or any Parent Subsidiary, or any of their respective properties, assets or business, including, without limitation, all such Laws and requirements relating to antitrust, consumer protection, currency exchange, health, occupational safety, employment practices, wages and hours, pension, securities, and trading-with-the-enemy matters and planning and development, except for such matters as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

         Section 4.16 Taxes. Except as set forth in Section 4.16 of the Parent Disclosure Schedule:

                  (a) All Tax Returns required to be filed with respect to Parent and the Parent Subsidiaries or the affiliated, combined or unitary group of which Parent or any Parent Subsidiary is or was a member have been duly and timely filed, except for those returns which, individually or in the aggregate, would not have a Parent Material Adverse Effect, and all such Tax Returns are true, correct and complete. Parent and each Parent Subsidiary has duly and timely paid all Taxes and other charges that are due, whether or not shown as due on any Tax Return, except for Taxes reserved for on the financial statements of Parent and the Parent Subsidiaries. There are no Liens with respect to Taxes (except for Liens with respect to real property Taxes not yet due) upon any of the assets of Parent or any Parent Subsidiary. None of Parent or any Parent Subsidiary is a party to, is bound by, or has any obligation under, any Tax sharing, allocation, indemnity or similar Contract, nor is liable for the Taxes of any other person. Parent and the Parent Subsidiaries have established due and sufficient reserves on the financial statements of Parent and the Parent Subsidiaries for the payment of all Taxes in accordance with US GAAP.

                  (b) All Tax deficiencies that have been asserted, proposed or assessed in writing against or with respect to Parent or any Parent Subsidiary by any taxing authority have been paid in full or finally settled, and no issue (including with respect to transfer pricing) has been raised in writing by any taxing authority in any examination, audit or other proceeding that, by application of the same or similar principles, reasonably could be expected to result in a material proposed deficiency for any other period not so examined. There are no outstanding Contracts, consents, waivers or arrangements extending the statutory period of limitation applicable to any Tax Return or claim for, or the period for the collection or assessment of, Taxes due from Parent or any Parent Subsidiary for any taxable period.

                  (c) Neither Parent or any Parent Subsidiary has been or is in violation (or with notice or lapse of time or both, would be in violation) of any applicable Law relating to the payment or withholding of Taxes (including, without limitation, withholding of Taxes pursuant to Sections 1441 and 1442 of the Code or similar provisions under any foreign Laws). Parent and each Parent Subsidiary has duly and timely withheld from employee salaries, wages and other compensation and paid over to the appropriate taxing authorities all amounts required to be so withheld and paid over for all periods under all applicable Laws.

                  (d) No audit or other proceeding by any domestic or foreign court, governmental or regulatory authority, or similar Person is pending or, to the Knowledge of Parent and any Parent Subsidiary, threatened with respect to any Taxes due from Parent or any Parent Subsidiary or any Tax Return filed or required to be filed by or relating to Parent or any Parent Subsidiary.

                  (e) No claim has ever been made by an authority in any jurisdiction where Parent or any Parent Subsidiary has not filed Tax Returns that they are or may be subject to taxation by that jurisdiction.

         Section 4.17 Opinion of Financial Advisors. Parent has received the opinion of Morgan Stanley & Co. Incorporated, financial advisors to Parent, to the effect that, as of the date of this Agreement, the Consideration to be paid by Parent under this Agreement and the Other Purchase Agreements is fair to Parent's stockholders from a financial point of view.

         Section 4.18 Certain Fees. Except for Morgan Stanley & Co. Incorporated and William Blair & Company, neither Parent nor any of its officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees or commissions or finders' fees in connection with the transactions contemplated by this Agreement or the other Operative Agreements.

         Section 4.19 Disclosure Documents. The Offering Memorandum and the Proxy Statement will not, in the case of the Offering Memorandum, as of the date thereof or, in the case of the Proxy Statement, either at the time of the mailing of the Proxy Statement to the stockholders of Parent or at the time of the meeting of such stockholders to be held in connection therewith, contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary to in order to make the statements therein, in light of the circumstances under which they are or were made, not misleading, provided that no representation or warranty is made as to the information included therein that relates to any Shareholder, Other Shareholder, JLW Seller, JLW Party, Company, Asia Region Company or Australasia Region Company, or any of their respective Subsidiaries, including, with respect to the Integration, this Agreement, the Other Purchase Agreements or the transactions contemplated hereby or thereby.

         Section 4.20 Other. The Board of Parent has approved this Agreement, the other Operative Agreements, the Other Purchase Agreements and the transactions contemplated hereby and thereby and such approval is sufficient to render inapplicable any "fair price," "moratorium," "control share acquisition" or other similar antitakeover statute or regulation enacted under the laws of the State of Illinois or the State of Maryland (including, without limitation, any of the provisions of Subtitle 6 or 7 of the General Corporation Law of Maryland) to the purchase or sale of the Consideration Shares pursuant to this Agreement, the Joinder Agreements, the Other Purchase Agreements or the Other Joinder Agreements. As of the date hereof, Parent has not adopted any "poison pill" or "shareholder rights plan." As of the Closing Date, Parent will not have adopted a "poison pill" or "shareholders rights plan" which would be applicable to the transactions contemplated by this Agreement.


                                    ARTICLE V

                        COVENANTS OF THE JLW PARTNERSHIPS
                        ---------------------------------
                                AND THE COMPANIES
                                -----------------

         Section 5.1 Operation of the Companies. From the date hereof to the Closing, except as described in Section 5.1 of the Company Disclosure Schedule or as otherwise permitted by or provided in this Agreement, the other Operative Agreements or the Integration Plan or the Integration Agreements, or except as consented to in writing by Parent (which consent shall not be unreasonably withheld or delayed), each of the JLW Partnerships and the Companies agrees that:

                  (a) Such JLW Partnership or Company shall, and shall cause each Company or Company Subsidiary which is a direct or indirect Subsidiary thereof to, conduct its business only in the ordinary and usual course and substantially in the same manner as heretofore conducted.

                  (b) Such JLW Partnership or Company shall perform all acts to be performed by it pursuant to this Agreement, any other Operative Agreements and the Integration Plan and the Integration Agreements and shall refrain from taking any action (other than any action permitted by or provided in this Agreement) that would result in the representations and warranties of the JLW Partnerships and the Management Shareholders hereunder or of the Shareholders under the Joinder Agreements becoming untrue in any material respect or any of the conditions to Closing not being satisfied.

Without limiting the generality of the foregoing, except as described in Section
5.1 of the Company Disclosure Schedule or as otherwise permitted or contemplated by this Agreement, the other Operative Agreements or the Integration Plan or the Integration Agreements, or except as consented to in writing by Parent (which consent will not be unreasonably withheld or delayed), from the date hereof to the Closing, such JLW Partnership or Company shall not, and shall cause each Company Subsidiary which is a direct or indirect Subsidiary thereof not to:

                           (i)      amend its certificate of incorporation,
bylaws or memorandum and articles of association (or similar organizational documents) or deed of partnership, as applicable, or adopt or pass further regulations or resolutions inconsistent therewith;

                           (ii)     other than in the ordinary course of
business consistent with past practice (A) incur any indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or guarantee any debt securities of any other Person (other than any Company or Company Subsidiary), or (B) make any loans, advances or capital contributions to, or investments in, any other Person (other than to any Company or Company Subsidiary), or enter into any material Contract;

                           (iii)    acquire, by merging or consolidating with or
by purchasing equity interests in or assets of any other Person or otherwise, any material assets of or any equity interests in any other Person;

                           (iv)     pay, discharge or satisfy any claims,
liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than (A) the payment, discharge or satisfaction in the ordinary course of business consistent with past practice, or as required by their terms, of liabilities reflected or specifically reserved against in or contemplated by the JLW England Interim Financial Statements, the JLW Scotland Interim Financial Statements and the JLW Ireland Interim Financial Statements;
(B) claims, liabilities or obligations that are incurred after the date thereof in the ordinary course of business consistent with past practice or that are immaterial (in relation to each such entity) if not incurred in the ordinary course of business or (C) the payment, discharge or satisfaction in the ordinary course of business consistent with past practice of obligations under (1) Contracts or Licenses listed or disclosed in the Company Disclosure Schedule or not required to be listed or disclosed therein by reason of materiality or other specifically identified exceptions or exclusions set forth in such representations and warranties or (2) Contracts or Licenses entered into after the date of this Agreement in accordance with the limitations set forth in this
Section 5.1;

                           (v)      pay, discharge or satisfy any material Lien,
unless required by the terms thereof or of the documents evidencing or governing any related indebtedness;

                           (vi)     permit or allow any of its respective
material properties or assets, real, personal or mixed, tangible or intangible, to be subjected to any Lien, except for any Permitted Liens incurred in the ordinary course of business consistent with past practice;

                           (vii)    cancel any material debts or claims, or
waive any rights of material value or, sell, transfer or convey any of its respective material properties or assets, real, personal or mixed, tangible or intangible;

                           (viii)   enter into any employment or severance
agreement with any partner, officer, director, shareholder or employee thereof who receives or would receive annual compensation in excess of US$100,000;

                           (ix)     enter into or amend any bonus, pension,
profit-sharing or other plan, commitment, policy or arrangement in respect of the compensation payable or to become payable to any of its partners, officers, directors, shareholders or employees (other than salary increases in the ordinary course of business consistent with past practice to employees who are not partners, officers, directors or shareholders of any of the JLW Partnerships, Companies or Company Subsidiaries which, in the aggregate, are not material and year-end bonuses in the ordinary course of business consistent with past practice);

                           (x)      make any pension, retirement, profit
sharing, bonus or other employee welfare or benefit payment or contribution, other than in the ordinary course of business consistent with past practice, or voluntarily accelerate the vesting of any compensation or benefit;

                           (xi)     declare, pay or make, or set aside for
payment or making, any dividend or other distribution in respect of its partnership interests, issued share capital or capital stock or other securities, as applicable, or directly or indirectly redeem, purchase or otherwise acquire any of its partnership interests, issued share capital or capital stock or other securities, other than dividends paid or payable by a wholly owned Company Subsidiary to a Company or another wholly owned Company Subsidiary;

                           (xii)    issue, allot, create, grant or sell any of
its partnership interests, shares of capital stock or other equity securities or issue, grant or sell any security, option, warrant, call, subscription or other right of any kind, fixed or contingent, that directly or indirectly calls for the issuance, allotment, sale, pledge or other disposition of any of its partnership interests, issued share capital, shares of capital stock or other equity securities;

                           (xiii)   make any change in any accounting or tax
principles, practices or methods, except as may be required by applicable generally accepted accounting principles or applicable Law;

                           (xiv)    make any material tax election or settle or
comprise any material income tax liability;

                           (xv)     terminate or amend or fail to perform any of
its obligations under any material Contract to which it is a party or by which it or any of its assets are bound;

                           (xvi)    enter into any material joint venture or
partnership;

                           (xvii)   settle any material lawsuits, claims,
actions, investigations or proceedings; or

                           (xviii)  authorize or enter into any obligation or
commitment (or otherwise agree) to take any of the foregoing actions.

                  (c) Such JLW Partnership or Company shall, and shall cause each Company Subsidiary which is a direct or indirect Subsidiary thereof to, give prompt notice to Parent of (i) any Company Material Adverse Effect, (ii) any change which makes it likely that any representation or warranty set forth in this Agreement regarding the JLW Partnerships, the Companies or the Company Subsidiaries will not be true in any material respect at the Integration Commencement Date or the Closing, as applicable, or would be likely to cause any condition to the obligations of any party hereto to consummate the transactions contemplated by this Agreement not to be satisfied or (iii) the failure of the JLW Partnerships or the Companies to comply with or satisfy any covenant or agreement to be complied with or satisfied by it pursuant to this Agreement, the other Operative Agreements and the Integration Plan and Integration Agreements which would likely cause a condition to the obligations of any party to effect the transactions contemplated by this Agreement not to be satisfied.

                  (d) Such JLW Partnership or Company shall, and shall cause each Company Subsidiary which is a direct or indirect Subsidiary thereof to, use commercially reasonable efforts to take such action as may be necessary to maintain, preserve, renew and keep in full force and effect its existence and its material rights and franchises.

                  (e) Such JLW Partnership or Company shall, and shall cause each Company Subsidiary which is a direct or indirect Subsidiary thereof to, use commercially reasonable efforts to preserve intact the existing relationships with its clients and employees and others with respect to the businesses with which it has business relationships. Such JLW Partnership or

Company shall, and shall cause each Company Subsidiary which is a direct or indirect Subsidiary thereof to, permit Parent to contact suppliers, customers and employees in coordination with personnel of such JLW Partnership, Company or Company Subsidiary for purposes of facilitating the transactions contemplated hereby.

                  (f) Notwithstanding anything to the contrary contained in this
Section 5.1, NewCo 1 shall not, and such JLW Partnership or Company shall cause NewCo 1 not to, incur any indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or guarantee any debt securities of any other Person, pursuant to or in connection with Clause 6 of the Offer Letter attached as Document No. 3 to Schedule 1 of the Integration Plan, in each case without the prior written consent of Parent (which consent shall not be unreasonably withheld or delayed).

         Section 5.2 Access. Subject to compliance with applicable Law, upon reasonable notice, each JLW Partnership and Company shall, and shall cause each Company Subsidiary which is a direct or indirect Subsidiary thereof to, give Parent and its counsel, financial advisors, auditors and other authorized representatives reasonable access during normal business hours to its offices, properties, books and records, furnish to Parent and its counsel, financial advisors, auditors and other authorized representatives such financial and operating data as such persons may reasonably request, and instruct and request each of its partners, directors, officers, employees, counsel and financial advisors (as applicable) to cooperate with Parent in its investigation of the businesses of the JLW Partnerships, Companies and Company Subsidiaries and in the planning for the combination of the businesses of the Companies and Parent following the consummation of the transactions contemplated hereby; provided that no investigation pursuant to this Section shall affect any representation or warranty given by the Management Shareholders and the JLW Partnerships hereunder or the Shareholders or the Related JLW Owners of such Shareholders under the Joinder Agreements. All information obtained pursuant to this Section 5.2, or otherwise pursuant to this Agreement, shall be governed by the Confidentiality Agreement, dated as of June 4, 1998, by and among Parent and the various individuals and entities party thereto (the "Confidentiality Agreement").

         Section 5.3 Consents. The JLW Partnerships and the Companies shall, unless otherwise agreed to by Parent, use commercially reasonable efforts to obtain, prior to the Closing (a) all Consents required to consummate the transactions contemplated by this Agreement, the other Operative Agreements or the Integration Plan and the Integration Agreements (other than with respect to Post-Closing Integration Actions), including, without limitation, the Consents required by Sections 3.6 and 3.7 of the Company Disclosure Schedule, and (b) such additional Consents as Parent or its counsel shall reasonably determine to be necessary. All such Consents shall be in writing and executed counterparts thereof shall be delivered to Parent promptly after receipt thereof by any JLW Partnership or Company but in no event later than the Integration Commencement Date.

         Section 5.4 Closing Net Worth. JLW England, JLW Scotland and JLW Ireland shall cause the Final JLW England Closing Net Worth, Final JLW Scotland Closing Net Worth and Final JLW Ireland Closing Net Worth, respectively, to be positive.

         Section 5.5 Other Offers. From the date hereof until the termination hereof, each of the JLW Partnerships and the Companies shall not, and shall cause each Company Subsidiary which is a direct or indirect Subsidiary thereof not to, and shall not permit the partners, directors, officers, employees, agents and advisors of such JLW Partnership, Company or Company Subsidiary to, directly or indirectly, (i) take any action to solicit, initiate or knowingly encourage any JLW Acquisition Proposal or (ii) engage in negotiations with, or disclose any nonpublic information relating to any JLW Partnership, Company or Company Subsidiary or afford access to the properties, books or records of any JLW Partnership, Company or Company Subsidiary to, any Person that may be considering making, or has made, a JLW Acquisition Proposal; provided, that any JLW Partnership or Company may respond to inquiries with respect to a JLW Acquisition Proposal for the sole purpose of informing the inquiring Person that no discussions of any kind may occur while this Section 5.5 is in effect. Each of the JLW Partnerships and Companies will, promptly (and in no event later than 24 hours after receipt of the relevant JLW Acquisition Proposal or request for information) notify Parent in writing of the receipt of any JLW Acquisition Proposal or request for information (which notice shall identify the Person making the JLW Acquisition Proposal or request and set forth the material terms and conditions thereof). For purposes of this Section 5.5, "JLW Acquisition Proposal" means any offer or proposal for, or any indication of interest in, a merger, consolidation or other business combination involving any of the JLW Partnerships, the Companies or the Company Subsidiaries or the acquisition of any equity interest in, or a substantial portion of the assets of, any of the JLW Partnerships, the Companies or the Company Subsidiaries, other than the transactions contemplated by this Agreement and the Other Purchase Agreements.

         Section 5.6 Integration Matters. Without the prior written consent of Parent (which consent shall not be unreasonably withheld or delayed), no JLW Party shall (i) amend the Integration Plan or any Integration Agreement, (ii) extend the time for the performance of any of the obligations thereunder, (iii) waive any inaccuracies in the representations and warranties contained in any Integration Document, (iv) waive compliance with any of the agreements or conditions contained therein, or (v) enter into any agreement, arrangement or understanding other than as set forth in the Integration Plan or Integration Agreements in respect of the transactions contemplated thereby; provided, however, that the foregoing shall not prohibit the Sellers' Representatives from waiving any condition contained in any Integration Agreement that the Sellers' Representatives could waive pursuant to Article VII or IX hereof.

         Section 5.7 Nine-Month Financial Statements. The JLW Partnerships and the Companies shall cause to be prepared and, as soon thereafter as practicable but in no event later than November 16, 1998, deliver to Parent the Nine-Month Interim Financial Statements and the JLW Combined 9/30 Financial Statement Schedules, in each case as contemplated by the provisions of Section 3.8(b) hereof.

                                   ARTICLE VI

                               COVENANTS OF PARENT
                               -------------------

         Section 6.1 Operation of Parent. From the date of hereof to the Closing, except as described in Section 6.1 of the Parent Disclosure Schedule or as otherwise permitted by or provided in this Agreement, the other Operative Agreements or the Integration Plan or the Integration Agreements, or except as consented to in writing by the Sellers' Representatives (which consent shall not be unreasonably withheld or delayed), Parent agrees that:

                  (a) Parent shall, and shall cause each Parent Subsidiary to, conduct its business only in the ordinary and usual course and substantially in the same manner as heretofore conducted.

                  (b) Parent shall perform all acts to be performed by it pursuant to this Agreement, any other Operative Agreements and the Integration Plan and the Integration Agreements and shall refrain from taking any action (other than any action permitted by or provided in this Agreement) that would result in the representations and warranties of Parent hereunder becoming untrue in any material respect or any of the conditions to Closing not be satisfied.

                      Without limiting the generality of the foregoing, except as described in Section 6.1 of the Parent Disclosure Schedule or as otherwise permitted or contemplated by this Agreement, the other Operative Agreements or the Integration Plan or the Integration Agreements or except as consented to in writing by the Sellers' Representatives (which consent will not be unreasonably withheld or delayed), from the date hereof to the Closing, Parent shall not, and shall cause each Parent Subsidiary not to:

                           (i)      amend its certificate of incorporation or
bylaws (or similar organizational documents) or adopt or pass further regulations or resolutions inconsistent therewith;

                           (ii)     other than in the ordinary course of
business consistent with past practice (A) incur any indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or guarantee any debt securities of any other Person (other than any Parent Subsidiary), or (B) make any loans, advances or capital contributions to, or investments in, any other Person (other than to any Parent Subsidiary), or enter into any material Contract;

                           (iii)    acquire, by merging or consolidating with or
by purchasing equity interests in or assets of any other Person or otherwise, any material assets of or any equity interests in any other Person;

                           (iv)     pay, discharge or satisfy any claims,
liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise) other than (A) the payment, discharge or satisfaction, in the ordinary course of business consistent with past practice, or as required by their terms, of liabilities reflected or specifically reserved against in or contemplated by the Parent Interim Balance Sheet, (B) claims, liabilities or obligations that are incurred after the date thereof in the ordinary course of business consistent with past practice or that are immaterial liabilities if not incurred in the ordinary course of business or (C) the payment discharge or satisfaction in the ordinary course of business consistent with past practice of obligations under any Contracts or Licenses to which Parent or any Parent Subsidiary is bound as of the date hereof or entered into after the date of this Agreement in accordance with the limitations set forth in this Section 6.1;

                           (v)      pay, discharge or satisfy any material Lien
unless required by the terms thereof or the documents evidencing or governing any related indebtedness;

                           (vi)     permit or allow any of its respective
material properties or assets, real, personal or mixed, tangible or intangible, to be subjected to any Lien, except for any Permitted Liens incurred in the ordinary course of business consistent with past practice;

                           (vii)    cancel any material debts or claims, or
waive any rights of material value or, sell, transfer or convey any of its respective material properties or assets, real, personal or mixed, tangible or intangible;

                           (viii)   enter into any employment or severance
agreement with any partner, officer, director, shareholder or employee thereof who receives or would receive annual compensation in excess of US$100,000;

                           (ix)     enter into or amend any bonus, pension,
profit-sharing or other plan, commitment, policy or arrangement in respect of the compensation payable or to become payable to any of its officers, directors or employees (other than salary increases in the ordinary course of business consistent with past practice to employees who are not officers or directors of Parent which, in the aggregate, are not material and year-end bonuses in the ordinary course of business consistent with past practice);

                           (x)      make any pension, retirement, profit
sharing, bonus or other employee welfare or benefit payment or contribution, other than in the ordinary course of business consistent with past practice, or voluntarily accelerate the vesting of any compensation or benefit;

                           (xi)     declare, pay or make, or set aside for
payment or making, any dividend or other distribution in respect of its capital stock or other securities, or directly or indirectly redeem, purchase or otherwise acquire any of its capital stock or other securities, other than dividends paid or payable by a wholly owned Parent Subsidiary to Parent or another wholly owned Parent Subsidiary;

                           (xii)    other than pursuant to the Parent Stock
Plans, issue, allot, create, grant or sell any shares of its capital stock or any equity security or issue, grant or sell any security, option, warrant, call, subscription or other right of any kind, fixed or contingent, that directly or indirectly calls for the issuance, allotment, sale, pledge or other disposition of any shares of its capital stock or other equity securities;

                           (xiii)   make any change in any accounting or tax
principles, practices or methods, except as may be required by applicable generally accepted accounting principles or applicable Law;

                           (xiv)    make any material tax election or settle or
compromise any material income tax liability;

                           (xv)     terminate or amend or fail to perform any of
its obligations under any material Contract to which it is a party or by which it or any of its assets are bound;

                           (xvi)    enter into any material joint venture or
partnership;

                           (xvii)   settle any material lawsuits, claims,
actions, investigations or proceedings; or

                           (xviii)  authorize or enter into any obligations or
commitment (or otherwise agree) to take any of the foregoing actions.

                  (c) Parent shall, and shall cause each Parent Subsidiary to, give prompt notice to the Sellers' Representatives of (i) any Parent Material Adverse Effect, (ii) any change which makes it likely that any representation or warranty set forth in this Agreement regarding Parent will not be true in any material respect at the Integration Commencement Date or the Closing, as applicable, or would be likely to cause any condition to the obligations of any party hereto to consummate the transactions contemplated by this Agreement not to be satisfied or (iii) the failure of Parent to comply with or satisfy any covenant or agreement to be complied with or satisfied by it pursuant to this Agreement and the other Operative Agreements which would likely cause a condition to the obligations of any party to effect the transactions contemplated by this Agreement not to be satisfied.

                  (d) Parent shall, and shall cause each Parent Subsidiary to, use commercially reasonable efforts to take such action as may be necessary to maintain, preserve, renew and keep in full force and effect its existence and its material rights and franchises.

                  (e) Parent shall, and shall cause each Parent Subsidiary to, use commercially reasonable efforts to preserve intact the existing relationships with its clients and employees and others with respect to the businesses with which it has business relationships. Parent shall, and shall cause each Parent Subsidiary to, permit the Shareholders' Representatives or their designees to contact suppliers, customers and employees in coordination with the personnel of Parent or such Parent Subsidiary for purposes of facilitating the transactions contemplated hereby.

         Section 6.2 Access. Subject to compliance with applicable Law, upon reasonable notice, Parent shall, and shall cause each Parent Subsidiary to, give the JLW Partnerships and the Companies, their respective counsel, financial advisors, auditors and other authorized representatives reasonable access during normal business hours to its offices, properties, books and records, furnish to the JLW Partnerships and the Companies, their respective counsel, financial advisors, auditors and other authorized representatives such financial and operating data as such persons may reasonably request, and instruct and request each of its directors, officers, employees, counsel and financial advisors (as applicable) to cooperate with the JLW Partnerships and the Companies in their investigation of the businesses of Parent and the Parent Subsidiaries and in the planning for the combination of the businesses of the Companies and Parent following the consummation of the transactions contemplated hereby; provided that no investigation pursuant to this Section shall affect any representation or warranty given by the Parent hereunder. All information obtained pursuant to this Section 6.2, or otherwise pursuant to this Agreement shall be governed by the Confidentiality Agreement.

         Section 6.3 Consents. Parent shall use, unless otherwise agreed by the Sellers' Representatives, commercially reasonable efforts to obtain, prior to the Closing, (a) all Consents required to consummate the transactions contemplated by this Agreement and the other Operative Agreements, including, without limitation, the Consents required by Sections 4.5 and 4.6 of the Parent Disclosure Schedule, and (b) such additional Consents as the JLW Partnerships or the Sellers' Representatives or counsel to the JLW Partnerships shall reasonably determine to be necessary. All such Consents shall be in writing and executed counterparts thereof shall be delivered to the Sellers' Representatives promptly after receipt thereof by Parent but in no event later than the Integration Commencement Date.

         Section 6.4 Listing of Consideration Shares. Parent shall use commercially reasonable efforts to cause the Consideration Shares to be approved for listing on the NYSE, subject to official notice of issuance, on or prior to the Integration Commencement Date.

         Section 6.5 Stockholder Approval; Proxy. (a) Parent shall, in accordance with applicable Law and the Articles of Incorporation and Bylaws of Parent, cause a special meeting of its stockholders to be duly called and held for the purpose of voting (and will hold such a vote at such meeting) on the approval of the Proposed Actions as promptly as practicable following the Shareholder Determination Date.

                  (b) In connection with such meeting, Parent shall promptly prepare and file with the SEC, and use its reasonable efforts to have cleared by the SEC and after the Commitment Date mail to its stockholders, a proxy statement (the "Proxy Statement") that complies as to form in all material respects with all relevant provisions of the Exchange Act relating to the meeting of Parent's stockholders to be held in connection with this Agreement and includes (when so filed) such information as the Management Shareholders shall reasonably request. Parent shall consult with the Shareholder's Representatives, the JLW Partnerships, the Companies and the financial advisers and counsel to the JLW Partnerships in connection with, and shall permit them to participate in, the preparation of the Proxy Statement. Parent shall promptly notify them of the receipt of comments of the SEC with respect to the Proxy Statement and requests by the SEC for amendments or supplements to the Proxy Statement or for additional information, and shall promptly supply them with copies of all correspondence between Parent (or its representatives) and the SEC (or its staff) and shall permit such counsel to participate in all telephone conferences or meetings with the SEC (or its staff) relating thereto.

                  (c) The Proxy Statement shall include the approval and recommendation of the Board of Parent in favor of this Agreement and the Other Purchase Agreements and the transactions contemplated hereby and thereby, including the Proposed Actions, and unless Parent shall modify or withdraw such recommendation, Parent shall use all reasonable efforts to solicit from its stockholders proxies in favor of the foregoing and take all other actions reasonably necessary or advisable to secure the requisite vote or consent of stockholders required by Maryland law and the NYSE; provided, that Parent may modify or withdraw such recommendation, but only if and to the extent that (i) a Parent Acquisition Proposal has been made prior to the time that the Board determines to withdraw or modify its recommendation, (ii) the Board reasonably concludes in good faith, based on advice from its outside counsel, that the failure to make such withdrawal or modification would violate the fiduciary duties of the Board under applicable Law, and (iii) Parent shall have delivered to the Shareholders' Representatives, at least two Business Days prior to such withdrawal or modification, a written notice advising the Shareholders' Representatives that Parent has received a Parent Acquisition Proposal, identifying the person making such Parent Acquisition Proposal, setting forth the material terms and conditions of such Parent Acquisition Proposal and indicating that the Board proposes to withdraw or modify its recommendation.

         Section 6.6 Other Offers. From the date hereof until the termination hereof, Parent shall not, and shall cause each of the Parent Subsidiaries not to, and shall not permit the directors, officers, employees, agents and advisors of Parent and any of the Parent Subsidiaries to, directly or indirectly, (i) take any action to solicit, initiate or knowingly encourage any Parent Acquisition Proposal or (ii) engage in negotiations with, or disclose any nonpublic information relating to Parent or any of the Parent Subsidiaries or afford access to the properties, books or records of Parent or any of the Parent Subsidiaries to, any Person that may be considering making, or has made, a Parent Acquisition Proposal; provided, however, that Parent may engage in negotiations with, disclose nonpublic information relating to Parent and any of the Parent Subsidiaries and afford access to the properties, books and records of Parent and any of the Parent Subsidiaries to, any Person who has made a Parent Acquisition Proposal and take such other actions as are customarily undertaken in connection with the negotiation and evaluation of a Parent Acquisition Proposal if and to the extent that the Board reasonably concludes in good faith based on advice from its outside counsel that the failure to take such action would violate the fiduciary duties of the Board under applicable Law; provided that, prior to any such negotiations, disclosure of non-public information, affording of access or the taking of such other actions, such Person enters into a confidentiality agreement with Parent on customary terms. Parent will promptly (and in no event later than 24 hours after receipt of the relevant Parent Acquisition Proposal or request for information) notify the Shareholders' Representatives in writing of the receipt of any Parent Acquisition Proposal or request for information (which notice shall identify the Person making the Parent Acquisition Proposal or request and set forth the material terms and conditions thereof). Parent will keep the Shareholders' Representatives fully informed on a current basis of the status and details of any Parent Acquisition Proposal and any request for information. Parent shall, and shall cause the Parent Subsidiaries and the directors and officers and financial and legal advisers of Parent and the Parent Subsidiaries to, cease immediately and cause to be terminated all activities, discussions or negotiations, if any, with any Person heretofore conducted with respect to any Parent Acquisition Proposal. Notwithstanding any provision of this Section 6.6, nothing in this Section 6.6 shall prohibit Parent or the Board from talking and disclosing to Parent's stockholders a position with respect to a Parent Acquisition Proposal by a third party to the extent required under the Exchange Act or from making such disclosure to the Company's stockholders which, in the judgment of the Board based on the advice of outside counsel, is required under applicable Law; provided that nothing in this sentence shall affect the obligations of Parent and the Board under any other provision of this Agreement. For purposes of this Agreement, "Parent Acquisition Proposal" means any offer or proposal for, or any indiction of interest in, a merger, consolidation or other business combination involving Parent or any of the Parent Subsidiaries or the acquisition of any equity interest in, or a substantial portion of the assets of, Parent or any of the Parent Subsidiaries, other than the transactions contemplated by this Agreement and the Other Purchase Agreements.

         Section 6.7 Employee Trust. At or prior to Closing, Parent shall establish a trust (the "ESOT") for the purpose of holding 1,772,324 shares of Parent Common Stock (which shall be deposited therein, collectively, by Parent, US Acquisition Sub, US Acquisition Sub II and Australia Acquisition Sub on or prior to the Closing Date) (the "ESOT Shares") for distribution to certain JLW Employees. The trust agreement and the related agreements required to establish the ESOT (the "ESOT Agreements") shall reflect the terms set forth in Annex L attached hereto and such other terms as Parent and the Sellers' Representatives shall mutually agree. The trustee of the ESOT (the "ESOT Trustee") will be determined in accordance with and shall have the rights and obligations specified in Annex L hereto and the ESOT Agreements. The ESOT Agreements shall provide (to the extent set forth in Annex L) for the creation of sub trusts within the ESOT for the benefit of employees of specified Companies, Asian Region Companies and Australasia Region Companies and the Subsidiaries thereof(each a "Sub Trust" or an "ESOT Sub Trust", which Sub Trusts shall include a "JLW Australasia ESOT Sub Trust," a "JLW Asia ESOT Sub Trust," a "JLW England ESOT Sub Trust," a "JLW Scotland ESOT Sub Trust" and the "JLW Ireland ESOT Sub Trust"), which Sub Trusts shall be controlled by one or more persons designated pursuant to the SCCA. Parent and Sellers' Representatives agree to cooperate in good faith to determine the additional requirements of the ESOT and to negotiate in good faith the satisfactory resolution of such requirements prior to Closing. The parties hereto agree that (i) 91,988 ESOT Shares (the "ESOT Escrow Shares") shall be included in the Escrow Shares and (ii) 108,895 ESOT Shares (the "ESOT Adjustment Shares") shall be included in the Adjustment Shares, in each case to be delivered to the Escrow Agent on behalf of the ESOT pursuant to Section 1.3 hereof and Section 1.3 of each of the Other Purchase Agreements.

         Section 6.8 Certain Stockholder Agreements. Parent shall use commercially reasonable efforts to solicit the execution and delivery by each current director, officer and employee of Parent or any Parent Subsidiary who is a former partner in DEL of, a stockholder agreement, in the form attached hereto as Exhibit 3 (the "DEL Stockholder Agreement"), on or prior to the Integration Commencement Date.

         Section 6.9 Guarantee of Indemnification Agreements. Parent shall cause, on or prior to the Integration Commencement Date, a Parent Subsidiary with net assets of at least US$10 million to enter into a guarantee (in the form attached hereto as Exhibit 4 (the "Indemnification

Agreement Guarantee"), of any payments that may become due by NewCo 1, NewCo 2 or NewCo 3, as the case may be, to any JLW Partnership under the indemnification in favor of the partners of the applicable JLW Partnership contained in the Integration Agreements and, during the term of such Indemnification Agreement Guarantee, Parent shall cause such Parent Subsidiary to maintain net assets of at least US$10 million.

         Section 6.10      [Intentionally Left Blank]

         Section 6.11 Certain Instruments of Indemnification. On or prior to the Closing Date, Parent shall execute and deliver the instruments of assumption of indemnification obligations in the respective forms attached hereto as Exhibit 6 and Exhibit 7.

         Section 6.12 Obtain Certain Releases. Parent shall use commercially reasonable efforts to obtain prior to the Integration Commencement Date, from the landlords under the leases identified on Exhibit 8 hereto, consent to the re-registration of JLW Supply as a limited liability company and the incorporation of JLW England and JLW Ireland without the requirement for personal guarantees by any partner of JLW England or JLW Ireland; provided that nothing herein shall require Parent to pay additional amounts or post any bonds. For purposes of this Section 6.12, "commercially reasonable efforts" shall include the offering by Parent to the landlords specified in Exhibit 8 of a guarantee, in form and substance reasonably acceptable to Parent, from the Parent Subsidiary specified in Section 6.9 hereof.

         Section 6.13 Employee Stock Options. To the extent that Parent or any Parent Subsidiary issues or grants, or has issued or granted, (i) any stock options, stock appreciation rights, bonus or restricted stock awards, restricted stock units, performance shares or other stock based incentive awards, whether issued under a formal stock based incentive plan or otherwise, or (ii) any cash-based awards granted under a stock based incentive plan (the awards referred to in (i) and (ii) being sometimes referred to herein as "Stock Options") to any employees of Parent or any Parent Subsidiary, which employees were so employed prior to the Closing Date (other than any new employees after June 30, 1998) at any time after June 30, 1998 and prior to the third anniversary of the Closing Date, Parent shall cause at least an equivalent number of like Stock Options to be issued or granted, on or about the time of such grant or issuance (or, in the case of Stock Options granted or issued prior to the Closing Date, as soon as reasonably practicable after the Closing Date) to employees of Parent or any Subsidiary thereof who were employees of the JLW Businesses immediately prior to the Closing Date.

         Section 6.14 Director and Officer Indemnification. For a period of three years following the Closing Date, Parent shall not amend any charter, bylaw or other constitutional document of any Company or Company Subsidiary, in each case as in effect at June 30, 1998, in such a way as to remove or reduce any right to indemnification thereunder in favor of any director, partner or officer thereof.


                                   ARTICLE VII

                    CONDITIONS TO OBLIGATIONS OF THE PARTIES
                    ----------------------------------------

                  The obligations of Parent to purchase the Shares at the Closing and to perform its other agreements under this Agreement and the other Operative Agreements to be performed by it at the Closing, and the obligations of the Shareholders to sell the Shares at the Closing and the obligations of the JLW Partnerships, the Companies, the Company Subsidiaries, the Shareholders and the Related JLW Owners to perform their respective other agreements under this Agreement, the other Operative Agreements and the Integration Agreements to be performed by them as part of the Integration or at the Closing, as the case may be, shall be subject to the satisfaction or waiver by Parent and the Sellers' Representatives and the Shareholders' Representatives, in the case of actions to be taken at the Closing, of the following conditions that are specified to be satisfied on the Closing Date (or, in the case of Section 7.5, at (or before) the time specified therein) or, in the case of actions to be taken as part of the Integration, of the following conditions that are specified to be satisfied on (or before) the Integration Commencement Date:

         Section 7.1 No Injunctions or Restraints. On the Integration Commencement Date and on the Closing Date, there shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court or other Authority of competent jurisdiction directing that the transactions provided for herein or any of them not be consummated as so provided.

         Section 7.2 No Litigation. On the Integration Commencement Date and on the Closing Date, there shall not be pending by any Authority any Action (or by any other Person any Action which has a reasonable likelihood of success), (i) challenging or seeking to restrain or prohibit the transactions contemplated by this Agreement, any other Operative Agreement or any Integration Agreement or seeking to obtain, in connection with the transactions contemplated by this Agreement, any other Operative Agreement or any Integration Agreement, any damages that would reasonably be expected to have a Parent Material Adverse Effect or a Company Material Adverse Effect, (ii) seeking to prohibit or limit the ownership or operation by Parent, the Companies or any or all of them, or any of their respective Subsidiaries, of any material portion of their respective businesses or assets, or to compel Parent, the Companies or any or all of them, or any of their respective Subsidiaries, to dispose of or hold separate any material portion of such businesses or assets or (iii) seeking to prohibit Parent from exercising its rights under or otherwise enjoying the benefits of the other Operative Agreements.

         Section 7.3 HSR Act and Other Approvals. (a) On the Integration Commencement Date, (i) any applicable waiting period under the HSR Act relating to the transactions contemplated by this Agreement and the Other Purchase Agreements shall have expired or been terminated, (ii) the Required Regulatory Approvals and the Required Securities Approvals shall have been obtained or filed or shall have occurred and be in effect, and (iii) all other authorizations, consents, orders or approvals of, or regulations, declarations or filings with, or expirations of applicable waiting periods imposed by, any Authority necessary for the consummation of the transactions contemplated by this Agreement, any other Operative Agreement or any Integration Agreement, including filings and consents required pursuant to other applicable antitrust and competition Laws, shall have been obtained or filed or shall have occurred and be in effect, except where the failure of which to be obtained or filed or to have occurred and be in effect, individually or in the aggregate, would not have or reasonably be expected to have a Parent Material Adverse Effect or a Company Material Adverse Effect or result in a violation of any criminal laws.

                  (b) On the Integration Commencement Date, there shall have been obtained or received and in effect (i) each of the Consents listed or described on Schedule 7.3(b) of the Parent Disclosure Schedule, (ii) each of the Consents listed or described on Schedule 7.3(b) of the Company Disclosure Schedule and (iii) any other Consents from third Persons (other than Authorities) to any of the transactions contemplated by this Agreement, the other Operative Agreements or any Integration Agreements that may be required under any Contract or License to which Parent, any JLW Partnership or any Company, or any of their respective direct or indirect Subsidiaries, is a party or by which any of such Persons is bound with respect to which the failure to obtain or receive would, individually or in the aggregate, have or reasonably be expected to have a Parent Material Adverse Effect or a Company Material Adverse Effect.

         Section 7.4 Stockholders Vote. On or prior to the Integration Commencement Date, the Proposed Actions to be submitted for the approval of the stockholders of Parent shall have been approved by the requisite vote of Parent's stockholders.

         Section 7.5 Other Closings. The consummation of the transactions contemplated by each of the Other Purchase Agreements shall have occurred concurrently with the Closing.

         Section 7.6 Consummation of the Integration. On the Closing Date, the transactions contemplated by the Integration Plan and the Integration Agreements (other than the Post-Closing Integration Actions) shall have been (or shall have theretofore been) consummated in accordance with the terms and conditions of the Integration Plan and the Integration Agreements, without modification of the terms thereof or waiver of any of the conditions precedent thereto, unless Parent shall have consented thereto in writing (which consent will not be unreasonably withheld or delayed); and the Integration shall have been (or shall have theretofore been) consummated in all material respects in accordance with all applicable Laws).

         Section 7.7 Exercise of Put Right or Call Right. On the Closing Date, the Put Right shall have theretofore been exercised by delivery of the Put Notice or the Call Right shall have theretofore been exercised by delivery of the Call Notice, in accordance with Section 1.1 hereof.

         Section 7.8 Execution and Delivery of the other Operative Agreements. On the Integration Commencement Date, each Shareholder and each Related JLW Owner listed on the Final Master Shareholder List and each Other Shareholder and Related JLW Owner listed on the Final Master Shareholder List attached to each of the Other Purchase Agreements shall have (or shall have theretofore) duly executed and delivered to Parent: (i) a Joinder Agreement or Other Joinder Agreement, as applicable, (ii) a Stockholder Agreement and (iii) an Escrow Agreement.

         Section 7.9 Amendments. The Articles of Amendment and Restatement of Parent, in the form attached hereto as Annex I, shall have become effective; the amendment to the Articles of Incorporation of LACM contemplated by clause
(a)(i)(B) of Section 1.9 hereof shall have become effective.


                                  ARTICLE VIII

                       CONDITIONS TO OBLIGATIONS OF PARENT
                       -----------------------------------

                  The obligations of Parent to purchase the Shares at the Closing and to perform its other agreements under this Agreement and the other Operative Agreements to be performed by it as part of the Integration or at the Closing, is subject to the satisfaction or waiver by Parent, in the case of actions to be taken at the Closing, of the following conditions that are specified to be satisfied on the Closing Date or, in the case of actions to be taken as part of the Integration, of the following conditions that are specified to be satisfied on the Integration Commencement Date:

         Section 8.1 Representations and Warranties Correct as of the Integration Commencement Date. On the Integration Commencement Date, the representations and warranties of the Shareholders, the Related JLW Owners, the JLW Partnerships and the Management Shareholders made herein, in the other Operative Agreements or in the Integration Agreements and qualified as to Company Material Adverse Effect shall be true and correct in all respects at and as of the Integration Commencement Date, with the same force and effect as though made at and as of the Integration Commencement Date (except to the extent a representation or warranty speaks specifically as of an earlier date, in which event the same shall be true and correct in all respects as of such earlier date), except for any changes therein permitted or contemplated by this Agreement. On the Integration Commencement Date, each such representation and warranty not so qualified shall be true and correct in all respects at and as of the Integration Commencement Date, with the same force and effect as though made at and as of the Integration Commencement Date (except to the extent a representation or warranty speaks specifically as of an earlier date, in which event the same shall be true and correct in all respects as of such earlier date), and except for any changes therein permitted or contemplated by this Agreement, except for such failures of such representations or warranties to be true and correct in all respects as would not, individually or in the aggregate, have or reasonably be expected to have a Company Material Adverse Effect.

         Section 8.2 Certain Representations and Warranties Correct as of the Closing Date. On the Closing Date, the representations and warranties of the JLW Partnerships and the Management Shareholders set forth in Section 3.1 hereof and the representations and warranties of the Shareholders and the Related JLW Owners contained in the Applicable Joinder Agreements shall be true and correct in all respects at and as of the Closing Date.

         Section 8.3 Performance; No Default. (a) On the Integration Commencement Date, the JLW Parties shall have performed and complied in all material respects with all the obligations and agreements required by this Agreement and the other Operative Agreements to which they or any of them is a party to be performed or complied with by the JLW Parties at or prior to the Integration Commencement Date.

                  (b) On the Closing Date, the JLW Parties shall have performed and complied in all material respects with all the obligations and agreements required by this Agreement and the other Operative Agreements to which they or any of them is a party to be performed or complied with by the JLW Parties at or prior to the Closing Date.

                  (c) On the Integration Commencement Date, the Shareholders and the Related JLW Owners shall have complied in all material respects with all obligations and agreements required by this Agreement and the other Operative Agreements to be performed by them at or prior to the Integration Commencement Date.

                  (d) On the Closing Date, the Shareholders and the Related JLW Owners shall have complied in all material respects with all obligations and agreements required by this Agreement and the other Operative Agreements to be performed by them at or prior to the Closing Date.

         Section 8.4 Delivery of Certificate. Each of the JLW Partnerships, Companies and Management Shareholders shall have delivered to Parent (i) on the Integration Commencement Date, a certificate, dated the Integration Commencement Date, executed by it or him certifying to the fulfillment of the conditions set forth in Sections 8.1, 8.3(a) and 8.3(c) hereof and (ii) on the Closing Date, a certificate, dated the Closing Date, executed by it or him certifying to the fulfillment of the conditions set forth in Sections 8.2, 8.3(b) and 8.3(d) hereof, provided that, in the case of the certification by each of the Management Shareholders, such certification (x) shall be limited to the Knowledge of such Management Shareholder and (y) shall not apply to representations and warranties set forth in Article II or III of any Joinder Agreement (other than the representations and warranties set forth in such Articles of the Joinder Agreement to which such Management Shareholder is a party, which certification (notwithstanding clause (x) above) shall not be limited to his Knowledge).

         Section 8.5 Opinions of Counsel to the JLW Partnerships and the Companies. On the Closing Date, the Sellers' Representatives shall have delivered to Parent opinions of counsel to the JLW Partnerships and the Companies as to such matters as Parent shall reasonably request, which opinions shall be in a form reasonably satisfactory to counsel to Parent.

         Section 8.6 Comfort Letter. Parent shall have received a comfort letter, dated the date of the Proxy Statement and the date of Parent's stockholders' meeting referred to in Section 6.5 hereof and on the Integration Commencement Date, from each public accounting firm who has issued a report on any of the Audited Financial Statements in each case in form and substance reasonably satisfactory to Parent, regarding the financial statements, in the respective forms set forth in Annex O hereto.

         Section 8.7 Settlement of Related Party Accounts. On the Integration Commencement Date, except as set forth in Section 8.7 to the Company Disclosure Schedule, all amounts owed by any Related Parties, or any Persons in which any such Related Party has a material interest, to any Company or Company Subsidiary shall have been paid in full.

         Section 8.8 No Material Adverse Effect. On the Integration Commencement Date, since June 30, 1998, there shall have been no Company Material Adverse Effect.


                                   ARTICLE IX

                  CONDITIONS TO OBLIGATIONS OF THE SHAREHOLDERS
                  ---------------------------------------------

                  The obligations of the Shareholders to sell the Shares at the Closing and the obligations of the JLW Partnerships, the Companies, the Company Subsidiaries, the

Shareholders and the Related JLW Owners to perform their respective other agreements under this Agreement, the other Operative Agreements and the Integration Agreements to be performed by them as part of the Integration and at the Closing shall be subject to the satisfaction or waiver by the Sellers' Representatives and the Shareholders' Representatives, in the case of actions to be taken at the Closing, of the following conditions that are specified to be satisfied on the Closing Date or, in the case of actions to be taken as part of the Integration, of the following conditions that are specified to be satisfied on the Integration Commencement Date:

         Section 9.1 Representations and Warranties Correct as of the Integration Commencement Date. On the Integration Commencement Date, each representation and warranty of Parent made herein and qualified as to Parent Material Adverse Effect shall be true and correct in all respects at and as of the Integration Commencement Date, with the same force and effect as though made at and as of the Integration Commencement Date (except to the extent a representation or warranty speaks specifically as of an earlier date, in which event the same shall be true and correct in all respects as of such earlier date), except for any changes therein permitted or contemplated by this Agreement. On the Integration Commencement Date, each such representation and warranty not so qualified shall be true and correct in all respects at and as of the Integration Commencement Date, with the same force and effect as though made at and as of the Integration Commencement Date (except to the extent a representation or warranty speaks specifically as of an earlier date, in which event the same shall be true and correct in all respects as of such earlier date, except for any changes therein permitted or contemplated by this Agreement and except for such failures of such representations and warranties to be true and correct in all respects as would not, individually or in the aggregate, have or reasonably be expected to have a Parent Material Adverse Effect.

         Section 9.2 Performance; No Default. (a) On the Integration Commencement Date, Parent shall have performed and complied in all material respects with all the obligations and agreements required by this Agreement and the other Operative Agreements to be performed or complied with by it at or prior to the Integration Commencement Date.

                  (b) On the Closing Date, Parent shall have performed and complied in all material respects with all the obligations and agreements required by this Agreement and the other Operative Agreements to be performed or complied with by it at or prior to the Closing Date.

         Section 9.3 Delivery of Certificate. Parent shall have delivered to the Shareholders' Representatives (i) on the Integration Commencement Date, a certificate, dated the Integration Commencement Date, executed by an executive officer of Parent, certifying to the fulfillment of the conditions set forth in Sections 9.1 and 9.2(a) hereof and (ii) on the Closing Date, a certificate, dated the Closing Date, executed by an executive officer of Parent, certifying to the fulfillment of the conditions set forth in Section 9.2(b) hereof.

         Section 9.4 Opinions of Counsel to Parent. On the Closing Date, Parent shall have delivered to the Sellers' Representatives opinions of counsel to Parent as to such matters as Sellers' Representatives and the Shareholders' Representatives shall reasonably request, which opinions shall be in a form reasonably satisfactory to counsel to the Sellers and the Companies.

         Section 9.5 Good Standing Certificate. On the Integration Commencement Date, the Sellers' Representatives shall have received a certificate from Parent, in form and substance reasonably satisfactory to counsel to the Companies from the Department of Assessments and Taxation of Maryland, evidencing the existence, good standing and organization of Parent under the laws of Maryland and its current payment of taxes.

         Section 9.6 Listing of Consideration Shares. On the Integration Commencement Date, the Consideration Shares shall have been approved (or theretofore approved) for listing on the NYSE, subject to official notice of issuance, and a copy of the letter from the NYSE evidencing such approval shall have been delivered to the Shareholders' Representatives.

         Section 9.7 Certain Stockholder Agreements. On the Integration Commencement Date, each current director, officer and employee of Parent or any Parent Subsidiary who is a former partner in DEL shall have (or shall have theretofore) executed and delivered to Parent a DEL Stockholder Agreement.

         Section 9.8 Indemnification Agreements. On the Integration Commencement Date, Parent shall have (or shall have theretofore) caused the Indemnification Agreement Guarantee to be executed and delivered as contemplated by Section 6.9 hereof.

         Section 9.9 Inland Revenue Ruling. On the Integration Commencement Date, the following clearances shall have been obtained (or theretofore obtained) from the UK Inland Revenue: (i) clearances under Section 707 of Income and Corporation Taxes Act 1988 that no notice under Section 703(3) of the Income and Corporation Taxes Act 1988 will be given with respect to the sale of NewCo 1, NewCo 2, JLW Supply and JLW USA to Parent; and (ii) clearance under Section 138 of the Taxation of Chargeable Gains Act 1992 ("TCGA") that Section 137 of TCGA will not affect the operation of Section 135 of TCGA in relation to the sale of NewCo 1, NewCo 2, JLW Supply and JLW USA to Parent.

         Section 9.10 No Material Adverse Effect. On the Integration Commencement Date, since June 30, 1998, there shall have been no Parent Material Adverse Effect.

         Section 9.11 Directors and Officers. The JLW Directors shall have been elected to the Board (and the only other directors on the Board shall be the Parent Directors), effective immediately following the Closing, and Chris Peacock and Mike Smith shall have been elected to the offices of President, Deputy Chief Executive Officer and Chief Operating Officer of Parent and Deputy Chairman of the Board of Parent, respectively, effective immediately following the Closing.

         Section 9.12 Amendments. The Amended Parent Bylaws shall have been adopted and not rescinded, modified or amended.


                                    ARTICLE X

                                   TAX MATTERS
                                   -----------

         Section 10.1 Allocation of Purchase Price. The final allocation of the Consideration among the Shares of the Companies for all purposes (including, tax and financial accounting purposes) shall be determined by agreement between Parent and Sellers' Representatives. Parent and each JLW Party shall file all Tax Returns (including amended returns and claims for refund) and information reports in a manner consistent with such allocation.

         Section 10.2 Tax Returns. (a) The Shareholders' Representatives or their duly authorized agents shall prepare and timely file all outstanding Tax Returns of the Companies and Company Subsidiaries for taxable periods ending on or before the Closing on a basis which is, where applicable, consistent with that used in the preparation of the Tax Return of (in each case) the relevant Company or Company Subsidiary for any immediately preceding taxable period, save where to do so would be contrary to law. Parent shall provide or procure that the Companies and Company Subsidiaries provide any assistance reasonably requested by the Shareholders' Representatives for that purpose, including access to the books, accounts and records of the Companies and Company Subsidiaries. The Shareholders' Representatives shall notify Parent in writing that a Tax Return must be submitted at least twenty Business Days prior to the submission and Parent shall be entitled, on giving reasonable notice to the Shareholders' Representatives, to review any Tax Return prior to submission. Parent shall provide or procure that the Companies and Company Subsidiaries cause those Tax Returns to be authorized, signed and submitted to the appropriate authority without amendment or with such amendments as Parent and the Shareholders' Representatives shall agree unless, in the opinion of Parent, there is no reasonable basis for any position taken on such returns or the signing or filing of such return would subject Parent, the Companies, the Company Subsidiaries or any of their officers, directors, employees, agents or Affiliates to fines, penalties or similar charges.

                  (b) Parent shall prepare and file or cause to be prepared and filed those Tax Returns which relate to taxable periods of the Companies and Company Subsidiaries commencing on or before the Closing and ending after the Closing ("Straddle Returns") on a basis which is, where applicable, consistent with that used in the preparation of the Tax Return of (in each case) the relevant Company or Company Subsidiary for any immediately preceding taxable period, save where to do so would be contrary to law. Parent shall notify the Shareholders' Representatives in writing that a Straddle Return must be submitted at least twenty Business Days prior to the submission and the Shareholders' Representatives shall be entitled, on giving reasonable notice to Parent, to review any Straddle Return prior to submission. Parent shall make any changes as reasonably requested by the Shareholders' Representatives or their duly authorized agent provided such changes would not have a material adverse effect to Parent. None of the Shareholders or any of their respective Affiliates shall otherwise amend, refile or in any other way modify any Tax Return relating in whole or in part to any Company or Company Subsidiary or the JLW Businesses with respect to any taxable period ending on or before the Closing Date without the prior written consent of Parent.

         Section 10.3 Mutual Cooperation. Subject to Section 10.2 hereof and the Escrow Agreement, Parent, on the one hand, and each Shareholder, on the other, shall cooperate fully at such time and to the extent reasonably requested by the other party in connection with the preparation and filing of any Tax Return or the conduct of any audit, dispute, proceeding, suit or action concerning any Tax. Such cooperation shall include (i) the retention and (upon the other party's request) the provision of records and information which are reasonably relevant to the preparation and filing of such Tax Return, or any such audit, litigation or other proceeding, (ii) explanation of any material provided hereunder, (iii) the execution of any document that may be necessary or reasonably helpful in connection with the filing of any Tax Return by any of Parent, Shareholders, Companies or Company Subsidiaries, or in connection with an audit, proceeding, suit or action respecting any Tax, and (iv) the use of the parties' commercially reasonable efforts to obtain any documentation from an Authority or a third party that may be necessary or helpful in connection with the foregoing.

         Section 10.4 Tax Covenant. It is the intent of the parties that the purchase and sale of the Shares as contemplated in this Agreement be treated as a taxable transaction for United States Federal Income tax purposes. If prior to the Closing, Parent determines that such purchase and sale may not be so treated, then Parent and each JLW Party shall work together in good faith to modify the transactions contemplated hereby, if feasible, to effectuate such intent.

                                   ARTICLE XI

                                   TERMINATION
                                   -----------

         Section 11.1 Termination of Agreement. This Agreement and the Applicable Joinder Agreements and the other Operative Agreements may be terminated at any time prior to the Closing:

                  (a) by mutual consent of the Sellers' Representatives and Parent;

                  (b) by either the Sellers' Representatives or Parent if (i) the Closing shall not have occurred on or before March 31, 1999, provided, however, that the right to terminate this Agreement pursuant to this clause (i) shall not be available to (A) the Sellers' Representatives if the failure of any JLW Party, Shareholder or Related JLW Owner of any Shareholder (if applicable) to fulfill any obligation, covenant or agreement of such JLW Party, Shareholder or Related JLW Owner under this Agreement, any other Operative Agreement, any Integration Agreement or Applicable Joinder Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date and (B) Parent if the failure of Parent to fulfill any obligation, covenant or agreement of Parent under this Agreement or any other Operative Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date or (ii) if the Closing shall not have occurred on or before September 30, 1999;

                  (c) by either the Sellers' Representatives or Parent in the event any court of competent jurisdiction or other Authority of competent jurisdiction shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated hereby and such order, decree or ruling or other action shall have become final and nonappealable;

                  (d) by Parent (provided, that Parent is not then in material breach of any of its representations, warranties or covenants in this Agreement) if there shall have been a material breach of any of the representations, warranties or covenants of any Shareholder or Related JLW Owner (if applicable) or JLW Party in this Agreement, any other Operative Agreement or any Integration Agreement, which breach (x) would result in a failure of a condition set forth in Section 8.1, 8.2 or 8.3 of this Agreement and (y) cannot be or has not been cured within 60 days following written notice thereof to the Sellers' Representatives and the party committing such breach (which notice shall specify in reasonable detail the nature of such breach);

                  (e) by the Sellers' Representatives (provided that the Shareholders, the Related JLW Owners (if applicable), or the JLW Parties are not then in material breach of any of their respective representations, warranties, agreements or covenants in this Agreement, any other Operative Agreement or any Integration Agreement) if there shall have been a material breach by Parent of any of its representations, warranties, agreements or covenants in this Agreement, which breach (x) would result in a failure of a condition set forth in Section 9.1 or 9.2 of this Agreement and (y) cannot be or has not been cured within 60 days following written notice thereof to Parent (which notice shall specify in reasonable detail the nature of such breach);

                  (f) by either the Sellers' Representatives or Parent, if, at the meeting of Parent's stockholders (including any adjournment or postponement thereof) called pursuant to Section 6.5 hereof, the requisite vote of the stockholders of Parent to approve the Proposed Actions shall not have been obtained (or, if obtained, thereafter revoked or rescinded);

                  (g) by the Sellers' Representatives, in the event that the Board of Parent shall have (i) not approved and recommended, or withdrawn or modified in a manner adverse to the JLW Parties its approval or recommendation of, the transactions contemplated by this Agreement, the Applicable Joinder Agreements, the Other Purchase Agreements and the Other Joinder Agreements (including the Proposed Actions), or any of them or (ii) failed to call and hold the special meeting of the stockholders of Parent at which the Proposed Actions are presented to and voted upon by the stockholders of Parent in accordance with
Section 6.5;

                  (h) by Parent if the Final Master Shareholder List shall not have been delivered to and accepted by Parent on or prior to the Commitment Date, provided that Parent gives written notice of such termination to the Shareholders' Representatives within two Business Days thereafter;

                  (i) by Parent if the condition set forth in Section 9.9 hereof shall not have been satisfied or waived on or prior to November 30, 1998;

                  (j) by either the Sellers' Representatives or Parent, if the Put Right or Call Right shall not have been exercised during the Exercise Period; or

                  (k) by Parent or the Sellers' Representatives at any time prior to the mailing of the final Proxy Statement, if the pro forma consolidated balance sheet of Parent and the Companies, the Asia Region Companies and the Australasia Region Companies as of June 30, 1998 (which balance sheet assumes that the transactions contemplated by this Agreement and the Other Purchase Agreements had occurred on June 30, 1998) included in the final Proxy Statement, and the pro forma consolidated financial statements of Parent and the Companies, the Asia Region Companies and the Australasia Region Companies for the six months ended June 30, 1998 and the year ended December 31, 1997 (which statements assume that the transactions contemplated by this Agreement and the Other Purchase Agreements had occurred on January

1, 1997) included therein, shall in each case not be substantially the same as those contained in the Offering Memorandum, other than as a result of (i) the inclusion of (A) financial information relating to the transactions contemplated by the Compass Agreement and the financial statements of the entities or businesses acquired pursuant to the Compass Agreement or (B) the financial statements of the applicable entities for the nine months ended September 30, 1998 (rather than for the six months ended June 30, 1998), or (ii) changes which are not material or, if material, are reasonably acceptable to Parent and the Sellers' Representatives.

                  In addition, (i) this Agreement and the Applicable Joinder Agreements and the other Operative Agreements shall terminate automatically (without any action on the part of the Sellers' Representatives or Parent) in the event that either or both of the Other Purchase Agreements shall have terminated or been terminated pursuant to and in accordance with Section 11.1(f) or Section 11.1(g) thereof and (ii) this Agreement and the Applicable Joinder Agreements and the Other Operative Agreements shall terminate automatically (without any action on the part of the Sellers' Representatives or Parent) in the event that either or both of the Other Purchase Agreements shall have terminated or been terminated pursuant to and in accordance with any subsection of Section 11.1 thereof other than Section 11.1(f) and Section 11.1(g).

         Section 11.2 Effect of Termination. In the event of termination and abandonment of this Agreement pursuant to Section 11.1 hereof, written notice thereof shall forthwith be given to the other parties and the transactions contemplated by this Agreement and the Applicable Joinder Agreements shall be terminated and abandoned, without further action by Parent, the Sellers' Representatives or any other party hereto. If the transactions contemplated by this Agreement and the Applicable Joinder Agreements are so terminated and abandoned as provided herein:

                  (a) Notwithstanding any such termination, Sections 11.2, 11.3, 13.2, 13.9, 13.10, 13.11 and 13.15 hereof shall remain in full force and effect;

                  (b) The Confidentiality Agreement shall remain in full force and effect; and

                  (c) No party hereto shall have any liability or further obligation to any other party to this Agreement or the Applicable Joinder Agreements, except (i) as stated in subparagraphs (a) and (b) of this Section
11.2 or (ii) for any wilful breach of this Agreement or the Applicable Joinder Agreements, provided that, in the case of wilful breach by any JLW Party, Parent shall not be entitled to recover any damages or obtain any similar relief from any Shareholder, Related JLW Owner, Sellers' Representative or Shareholders' Representative (other than in their capacity as a partner of any JLW Partnership but only to the extent and subject to the limitations described below) or Company or Company Subsidiary, it being agreed and acknowledged that (x) damages or similar relief to which Parent might be entitled by reason of any such wilful breach shall be obtained solely from the JLW Partnerships and
(y) that, notwithstanding anything to the contrary set forth herein, no assets of any partner (whether general or limited) of any JLW Partnership will be available for purposes of recovering damages or obtaining any similar relief, and no judgment or execution entered in any suit, action or preceding shall be entered or enforced against such assets, other than, in any case involving any such partner, in respect of the interests of such a partner in the partnership property held by the applicable JLW Partnership for the relevant partnership business, it being further acknowledged and agreed that any recourse under such circumstances shall be limited to the partnership property so held, and that no other recourse for purposes of recovering damages or similar relief will be permitted or sought; provided that the foregoing shall not limit any equitable remedies available to Parent prior to termination of this Agreement as a result of a breach or violation of this Agreement or any Applicable Joinder Agreement.

         Section 11.3 Termination Fee. Notwithstanding any other provision of this Agreement, if this Agreement and each of the Other Purchase Agreements is terminated pursuant to Section 11.1(f) or 11.1(g) hereof and thereof or clause
(i) of the last sentence of Section 11.1 hereof or thereof, Parent shall promptly pay to the Shareholders' Representatives on behalf of the JLW Partnerships US$7,347,979 (the "Termination Fee").


                                   ARTICLE XII

                          SURVIVAL AND INDEMNIFICATION
                          ----------------------------

         Section 12.1 Survival of Representations, Warranties and Covenants. None of the representations and warranties of Parent contained in this Agreement or any other Operative Agreement, or any instrument delivered pursuant hereto or thereto, shall survive the Closing. All representations and warranties of the Shareholders, the Related JLW Owners, the Management Shareholders and the JLW Partnerships contained in this Agreement or any other Operative Agreement, or any instrument delivered pursuant hereto or thereto, shall survive the Closing for the period specified in the Escrow Agreement. The covenants and agreements of Parent contained in this Agreement or any other Operative Agreement, or any instrument delivered pursuant hereto or thereto, shall not survive the Closing, unless such covenants or agreements specify terms or are contemplated to be performed in whole or in part on or after the Closing, in which case any such covenants or agreements shall survive for such specified terms or until performed in full. The covenants and agreements of the JLW Parties contained herein and the Shareholders and the Related JLW Owners in the Applicable Joinder Agreements or any other Operative Agreement shall survive the Closing without limitation as to time unless such covenants or agreements specify a term, in which case such covenants or agreements shall survive for such specified term. The right to indemnification under the Escrow Agreement with respect to representations, warranties, covenants and obligations in this Agreement, the Applicable Joinder Agreement and the Other Joinder Agreements shall not be affected by any investigation conducted or Knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement, the Applicable Joinder Agreement and the Other Joinder Agreements or the Closing Date, with respect to the accuracy or inaccuracy of, or compliance with, any such representation, warranty, covenant or obligation. The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification under the Escrow Agreement with respect to such representations, warranties, covenants and obligations.

         Section 12.2 Indemnification of the Buyers. Parent and the other Indemnified Persons shall be indemnified, defended and held harmless from and against any and all Liabilities and against all claims in respect thereof to the extent, and subject to the terms, conditions and limitations, set forth in the Escrow Agreement.


                                  ARTICLE XIII

                                  MISCELLANEOUS
                                  -------------

         Section 13.1 Further Efforts. Each of the parties to this Agreement shall: (i) promptly make any filings required by them or any of their subsidiaries, and thereafter make any other submissions required under all applicable Laws with respect to the transactions contemplated hereby and by the other Operative Agreements; and (ii) use commercially reasonable efforts to promptly take, or cause to be taken, all other actions and do, or cause to be done, all other things necessary, proper or appropriate to consummate and make effective the transactions contemplated by this Agreement and the other Operative Agreements. In addition, in the event of any Action relating hereto or to the transactions contemplated by this Agreement and by the other Operative Agreements, the parties to this Agreement agree to cooperate and use commercially reasonable efforts to defend against and respond thereto.

         Section 13.2 Expenses. Subject to Section 11.3 hereof and except as otherwise expressly provided herein or therein, each of the JLW Parties and Parent shall pay its own legal, accounting and other miscellaneous expenses incident to this Agreement, the other Operative Agreements and the Integration Agreements and the transactions contemplated hereby and thereby; provided, that the JLW Parties may cause any of their expenses to be paid or assumed by one or more of the Companies, so long as each such payment or assumption is identified and reflected in the Final Closing Statements.

         Section 13.3 Press Releases and Announcements. After the date of this Agreement and prior to the Closing, no party to this Agreement shall directly or indirectly make or cause to be made any public announcement or disclosure, or issue any notice with respect to this Agreement or any other Operative Agreement or the transactions contemplated by this Agreement and the other Operative Agreements without the prior consent of the Sellers' Representatives, in the case of Parent, and Parent, in the case of any JLW Parties; provided, that any party to this Agreement may make any public announcement or disclosure which is with the advice of counsel, required by applicable Law or regulations or applicable stock exchange requirements.

         Section 13.4 Entire Agreement; No Third Party Beneficiaries. This Agreement, together with the other Operative Agreements, the schedules and the other writings referenced herein or therein and the Confidentiality Agreement
(a) constitute the entire understanding and agreement of the parties hereto and thereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between such parties and (b) are not intended to confer upon any Person other than the parties any rights or remedies hereunder.

         Section 13.5 Amendment, Extension and Waiver. At any time prior to the Closing Date, Parent, the Sellers' Representatives and the Shareholders' Representatives may (a) amend this Agreement, (b) extend the time for the performance of any of the obligations or other acts of the parties hereto, (c) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (d) waive compliance with any of the agreements or conditions contained herein. This Agreement may not be amended except by an instrument in writing signed by Parent and by the Sellers' Representatives and the Shareholders' Representatives on behalf of all of the Sellers and the Companies and all of the Shareholders and Related JLW Owners. Any agreement on the part of a party hereto to any extension or waiver under this Section 13.5 shall be valid only if set forth in an instrument in writing signed by Parent and the Shareholders' Representatives.

         Section 13.6 Headings. The Article and Section headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         Section 13.7 Notices. All notices, requests, demands and other communications made under or by reason of the provisions of this Agreement shall be in writing and shall be given by hand-delivery, air courier, or telecopier (with a copy also sent by hand-delivery or air courier, which shall not alter the time at which the telecopier notice is deemed received) to the parties at the addresses set forth below (or to such other addresses or, in the case of copies, to such other Persons as shall be set forth in notices given in accordance with the provisions hereof). Such notices shall be deemed given: at the time personally delivered, if delivered by hand with receipt acknowledged; upon transmission thereof by the sender and issuance by the transmitting machine of a confirmation slip that the number of pages constituting the notice have been transmitted without error, if telecopied, and the second business day after timely delivery to the courier, if sent by air courier.

         (i)      If to the JLW Partnerships or the Companies, to:

                  Jones Lang Wootton (an English partnership)
                  22 Hanover Square
                  London  W1A 2BN
                  England
                  Attn: Clive Pickford
                  Telephone:  44-171-493-6040
                  Fax:  44-171-408-0220

                  and to:

                  Jones Lang Wootton (a Scottish partnership)
                  23 Charlotte Square
                  Edinburgh EH2 4DF
                  Scotland
                  Attn: A.R. Irvine
                  Telephone:  44-131-225-8344
                  Fax:  44-131-225-2147

                  and to:

                  Jones Lang Wootton (an Irish partnership)
                  10-11 Molesworth Street
                  Dublin 2
                  Ireland
                  Attn: P.S. McCaffrey
                  Telephone: 353-1-679-4622
                  Fax: 353-1-679-5147


         (ii)     If to the Sellers' Representatives, to:

                  Chris Peacock
                  c/o Jones Lang Wootton

                  22 Hanover Square
                  London  W1A 2BN
                  England
                  Telephone:  44-171-493-6040
                  Fax:  44-171-408-0220

                  and to:

                  Mike Smith
                  c/o Jones Lang Wootton
                  22 Hanover Square
                  London  W1A 2BN
                  England
                  Telephone:  44-171-493-6040
                  Fax:  44-171-408-0220

         (iii) If to the Shareholders' Representatives, to:

                  Robert Orr
                  c/o Jones Lang Wootton
                  22 Hanover Square
                  London WIA 2BN
                  England
                  Telephone:  44-171-493-6040
                  Fax:  44-171-408-0220

                  and to:

                  Gerry Kipling
                  c/o Jones Lang Wootton Ltd
                  16th & 17th Floors
                  Dorset House
                  Taikoo Place
                  979 King's Road
                  Quarry Bay
                  Hong Kong
                  Telephone:  852-2846-5000
                  Fax:  852-2968-1008
                  and to:

                  Ken Winterschladen
                  c/o Jones Lang Wootton
                  Grosvenor Place
                  225 George Street
                  Sydney NSW 2000
                  Australia
                  Telephone:  61-2-9323-5888
                  Fax:  61-2-9232-8120

         (iv) If to a Shareholder or Management Shareholder, to such Shareholder or Management Shareholder at the address, telephone number or fax number set forth on the Applicable Joinder Agreement to which such Shareholder or Management Shareholder is a party.

         (v) In the case of (i), (ii), (iii) and (iv) above, with a copy (which shall not constitute notice) given in the manner prescribed above, to:

                  Richard Jones
                  c/o Jones Lang Wootton
                  9 Queen Victoria Street
                  London EC4N 4YY
                  England
                  Telephone:  44-171-248-6040
                  Fax: 44-171-454-8888


                  and to:

                  Christopher Radford
                  c/o Jones Lang Wootton Ltd
                  16th & 17th Floors
                  Dorset House
                  Taikoo Place
                  979 King's Road
                  Quarry Bay
                  Hong Kong
                  Telephone:  852-2846-5000
                  Fax: 852-2968-1008
                  and to:

                  Andrew Martin
                  c/o Jones Lang Wootton
                  Grosvenor Place
                  225 George Street
                  Sydney NSW 2000
                  Australia
                  Telephone: 61-3-9672-6666
                  Fax:  61-3-9600-1715

                  and to:

                  Slaughter and May
                  35 Basinghall Street
                  London  EC2V
                  Attn:  Andrew McClean, Esq.
                  Telephone:  (171) 600-1200
                  Fax:  (171) 600-0289

                  and to:

                  Sidley & Austin
                  875 Third Avenue
                  New York, NY 10022
                  Attn:  James D. Johnson, Esq.
                  Telephone:  (212) 906-2000
                  Fax:  (212) 906-2021

         (vi)     If to Parent:

                  LaSalle Partners Incorporated
                  200 East Randolph Street
                  Chicago, Illinois 60601
                  Attn: Chief Executive Officer
                  Telephone:  (312) 782-5800
                  Fax:  (312) 228-0980

                  With a copy (which shall not constitute notice) given in the manner prescribed above, to:

                  Skadden, Arps, Slate, Meagher & Flom (Illinois)
                  333 West Wacker Drive
                  Chicago, Illinois 60606
                  Attn: Rodd M. Schreiber, Esq.
                  Telephone: (312) 407-0700
                  Fax:  (312) 407-0411

                  and to:

                  Hagan & Associates
                  200 East Randolph Street
                  Suite 4322
                  Chicago, Illinois 60601
                  Attn:  Robert K. Hagan
                  Telephone:  (312) 228-2994
                  Fax:  (312) 228-0982

         Section 13.8 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, legal representatives and assigns, but this Agreement may not be assigned by any party without the written consent of the other parties.

         Section 13.9 Applicable Law. Except as otherwise specified in this Agreement, this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Illinois, without giving effect to the conflict of laws provisions thereof.

         Section 13.10 Jurisdiction. Subject to the arbitration provisions set forth in Section 7.1 of the Escrow Agreement, each of the parties hereto hereby expressly and irrevocably submits to the non-exclusive personal jurisdiction of the United States District Court for the Northern District of Illinois and to the jurisdiction of any other competent court of the State of Illinois located in the County of Cook (collectively, the "Illinois Courts"), preserving, however, all rights of removal to such federal court under 28 U.S.C. Section 1441, and to the non-exclusive jurisdiction of the High Court of England and Wales in London (the "English Courts"), in connection with all disputes arising out of or in connection with this Agreement or the transactions contemplated hereby and agrees not to commence any litigation relating thereto except in such courts; provided that if the aforementioned Illinois Courts do not have subject matter jurisdiction, then the proceeding shall be brought in any other state or federal court located in the State of Illinois, preserving, however, all rights of removal to such federal court under 28 U.S.C. Section 1441. Notwithstanding the foregoing, the parties hereto agree that no suit, action or proceeding may be brought in any state court in the State of Illinois unless jurisdiction is unavailable in any federal court in the State of Illinois. Each party hereby waives the right to any other jurisdiction or venue for any litigation arising out of or in connection with this Agreement or the transactions contemplated hereby to which any of them may be entitled by reason of its present or future domicile. Notwithstanding the foregoing, each of the parties hereto agrees that each of the other parties shall have the right to bring any action or proceeding for enforcement of a judgment entered by the Illinois Courts or the English Courts in any other court or jurisdiction.

         Section 13.11 Service of Process. Each party irrevocably consents to the service of process outside the territorial jurisdiction of the courts referred to in Section 13.10 hereof in any such action or proceeding by giving copies thereof by hand-delivery or air courier to his, her or its address as specified in or pursuant to Section 13.7 hereof. However, the foregoing shall not limit the right of a party to effect service of process on the other party by any other legally available method.

         Section 13.12 Words in Singular and Plural Form. Words used in the singular form in this Agreement shall be deemed to import the plural, and vice versa, as the sense may require.

         Section 13.13 Counterparts. This Agreement may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 13.14 [Intentionally Left Blank]

         Section 13.15 Restrictive Trade Practices Act. Notwithstanding any other provision of this Agreement, or the arrangement of which it forms a part, no provision of this arrangement which is of such a nature as to make the arrangement liable to registration under the UK Restrictive Trade Practices Act 1976 shall take effect until the day after that on which particulars thereof have been duly furnished to the Director General of Fair Trading pursuant to said Act. This Section 13.15 shall not apply if this arrangement is non-notifiable within the meaning of section 27A of said Act.

         Section 13.16 WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES (TO THE FULLEST EXTENT PERMITTED BY LAW) ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE PARTIES ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS AGREEMENT. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR

IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.


                                   ARTICLE XIV

                               CERTAIN DEFINITIONS
                               -------------------

                  "Action" shall mean any action, suit, arbitration, inquiry, proceeding or investigation by or before any Authority of any nature, civil, criminal, regulatory or otherwise, in law or in equity.

                  "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such first mentioned Person.

                  "Asia Region Shareholders" means, collectively, the Persons named as "Shareholders" on the Preliminary Master Shareholder List under the Asia Region Agreement who have duly executed and delivered to Parent the Joinder Agreement (Asia) and each of the other Operative Agreements.

                  "Australasia Region Shareholders" means, collectively, the Persons on the Preliminary Master Shareholder List under the Australasia Region Agreement who have duly executed and delivered to Parent the Joinder Agreement (Australasia) and each of the other Operative Agreements.

                  "Business Day" means any day (other than a Saturday or Sunday) on which banks are permitted to be open and transact business in Chicago, Illinois and London, England.

                  "Closing Net Worth"means, in respect of a specified group of companies, the sum of the book values of all assets of such companies, minus the sum of all liabilities of such companies, determined in each case on a consolidated or combined basis (as applicable) in accordance with the Agreed Generally Accepted Accounting Principles based on the applicable Closing Balance Sheet, or applicable Final Closing Balance Sheet, as applicable. Notwithstanding the foregoing, for purposes of calculating such Closing Net Worth: (a) the applicable Closing Balance Sheets or Final Closing Balance Sheets shall include, among other things, accruals (if not satisfied in full) for (i) Liabilities to former partners of JLW England, JLW Ireland and JLW Scotland, (ii) Liabilities relating to the Jones Lang Wootton (Hong Kong) Annuity Scheme, (iii) Transfer Taxes payable by any of such companies in connection with the Integration and the other transactions contemplated by this Agreement and the Other Purchase Agreements, (iv) other Tax Liabilities of any such companies relating to the Integration and the other transactions contemplated by this Agreement and the Other Purchase Agreements, and (v) out-of-pocket fees and expenses (including, without limitation, legal, financial advisory and accounting) payable by any of such companies in connection with the Integration and the other transactions contemplated by this Agreement and the Other Purchase Agreements; and (b) there shall be added to the assets of the applicable group of companies to the extent paid prior to Closing or accrued on the applicable Closing Balance Sheet or Final Closing Balance Sheet, an amount equal to (i) any Transfer Taxes of a type described in clause (iii) above ("JLW Transfer Taxes"), whether so accrued or previously paid (or payable by Parent or any Parent Subsidiaries and deemed accrued or accrued as provided below), to the extent that the total of such JLW Transfer Taxes so accrued or paid is less than or equal to US$3 million in the aggregate for all Companies, Asia Region Companies and Australasia Region Companies and their respective Subsidiaries and (ii) any out-of-pocket fees and expenses of a type described in clause (v) above ("JLW Fees and Expenses"), whether accrued or previously paid (or payable by Parent or any Parent Subsidiaries and deemed accrued or accrued as provided below), to the extent that the total of such fees and expenses is less than or equal to US$12 million in the aggregate for all Companies, Asia Region Companies and Australasia Region Companies and their respective Subsidiaries (it being understood that the credits for any such JLW Transfer Taxes or JLW Fees and Expenses so previously paid or accrued shall be allocated among the Closing Balance Sheets (or Final Closing Balance Sheets) in such manner as the Shareholders' Representatives shall specify); provided that the amount required to be added back to the assets of the applicable group of companies shall be net of any associated tax benefits to such group of companies as included on the applicable Closing Balance Sheet (or Final Closing Balance Sheet). For the purpose of determining such Closing Net Worth, there shall be pro forma accruals on the applicable Closing Balance Sheets and Final Closing Balance Sheets (a) in an aggregate amount equal to any Transfer Taxes paid or payable by Parent or any of its Subsidiaries in connection with the Integration or the transactions contemplated by this Agreement and the Other Purchase Agreements (to the extent not already accrued for on any Closing Balance Sheet or Final Closing Balance Sheet) and (b) in an aggregate amount equal to the aggregate amount of any out-of-pocket fees and expenses (including, without limitation, legal, financial advisory and accounting fees and expenses) that are (i) attributable to any JLW Partnership, Company, Asia Region Company or Australasia Region Company or any of their respective Subsidiaries in connection with the Integration or the transactions contemplated by this Agreement and the Other Purchase Agreements but (ii) have not been accrued on any Closing Balance Sheet or Final Closing Balance Sheet, as the case may be, and (iii) are payable by Parent or any Parent Subsidiary. Any such pro forma accruals shall be apportioned among the five Closing Balance Sheets (and corresponding Final Closing Balance Sheets) in such manner as the Shareholders' Representatives shall specify.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Company Disclosure Schedule" means the disclosure schedule delivered by the Sellers' Representatives to Parent prior to the execution of this Agreement.

                  "Company Material Adverse Effect" means (i) an individual or cumulative material adverse change in or effect on the business, properties, assets, liabilities, financial condition or results of operations of the Companies, the Asia Region Companies and the Australasia Region Companies and their respective Subsidiaries, taken as a whole, (ii) an individual or cumulative event or development that is reasonably expected to have a material adverse change in or effect on the business, properties, assets, liabilities, financial condition or results of operations of the Companies, the Asia Region Companies and the Australasia Region Companies and their respective Subsidiaries, taken as a whole, or (iii) any adverse change which would prevent any Shareholder, Other Shareholder, JLW Seller, Company, Asia Region Company or Australasia Region Company from consummating the transactions contemplated by this Agreement and the Other Purchase Agreements.

                  "Company Subsidiary" or "Company Subsidiaries" means any direct or indirect Subsidiary of a Company; provided, that, for purposes of this Agreement and the other Operative Agreements, the following entities shall be deemed to be Company Subsidiaries of JLW Supply: Jones Lang Wootton KK (Japan) and Jones Lang Wootton International Limited (Bermuda).

                  "Consent" means any consent, approval, waiver, grant, concession, Contract, License, exemption or order of, registration, certificate, declaration or filing with, or report or notice to, any Person, including, without limitation, any Authority.

                  "Consideration" means, collectively, the Consideration Shares and the Cash Consideration.

                  "Contract" or "Contracts" means any agreement, arrangement or understanding, whether written or oral, including, without limitation, any agreement to manage the operation and/or leasing of commercial or retail property, mortgage, indenture, note, guarantee, lease, License, franchise purchase agreement or sale agreement.

                  "Controlled Affiliate" means, with respect to any Shareholder or, if applicable, Related JLW Owner, any Person controlled, directly or indirectly, through one or more intermediaries, by such Shareholder or, if applicable, such Related JLW Owner.

                  "DEL" means DEL-LPL Limited Partnership, a Delaware limited partnership, or DEL-LPAML Limited Partnership, a Delaware limited partnership, or both.

                  "Domestic Plan" shall mean each bonus, deferred compensation, incentive compensation, stock purchase, stock option and other equity compensation, employment, consulting, severance or termination pay, hospitalization or other medical, life or other insurance, supplemental unemployment benefits, profit-sharing, supplemental pension or retirement plan, program, Contract, agreement or arrangement, and each other "employee benefit plan" (within the meaning of Section 3(3) of ERISA) that is sponsored, maintained or contributed to or required to be contributed to by any Company or Company Subsidiary for the benefit of any employee or former employee of any Company or Company Subsidiary and with respect to which any Company or Company Subsidiary may incur liability, but excluding any such plan, program, Contract, agreement or arrangement maintained outside the United States (as described in Section 4(b)(4) of ERISA).

                  "Encumbrances" means all Liens and any other material limitations or restrictions on rights of ownership (including any restriction on the right to vote, sell or otherwise dispose of any share capital or capital stock or other ownership interest) or other encumbrances of any nature whatsoever.

                  "Environmental Laws" means all federal, national, interstate, state, provincial, local and foreign Laws, legislation (whether, without limitation, civil, criminal or administrative) statutes, treaties, statutory instruments, directives, by-laws, judgments (including any judgment of the European Court of Justice), regulations, notices, orders, government circulars, codes of practice and guidance notes or decisions of any competent regulatory body relating to pollution or protection of or compensation of harm to human health, safety, or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of Materials of Environmental Concern, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern.

                  "ERISA Affiliate" means, with respect to any entity, any trade or business, whether or not incorporated that, together with any such entity would be deemed a "single employer" within the meaning of Section 4001(b)(1) of ERISA.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

                  "Final Master Shareholder List" means the definitive list of Shareholders who, together with any Related JLW Owners, have executed and delivered to Parent each of the Applicable Joinder Agreement, the Stockholder Agreement, the Escrow Agreement, and any other documents, instruments or writings required to be delivered by such Shareholders and Related JLW Owners pursuant to this Agreement, which list is to be delivered to Parent pursuant to
Section 2.1 hereof and shall set forth with respect to each Shareholder, (i) the name of such Shareholder and, if applicable, the Related JLW Owner, (ii) the residence and citizenship of such Shareholder and, if applicable, the Related JLW Owner, (iii) the Shares (by Company) currently owned by or allocated to such Shareholder and, if applicable, the Related JLW Owner (in the Integration), (iv) the number of shares of Parent Common Stock issuable (other than Adjustment Shares) in respect of such Shares, which shares shall be identified as Initial Distribution Shares, Forfeiture Shares and Escrow Shares, and (v) the Cash Consideration (or a formula for calculating such Cash Consideration) payable to such Shareholder.

                  "Foreign Plan" shall mean each bonus, deferred compensation, incentive compensation, stock purchase, stock option and other equity compensation, employment, consulting, severance or termination pay, hospitalization or other medical, life or other insurance, supplemental unemployment benefits, profit-sharing, pension or retirement, or supplemental pension or retirement plan, program, Contract, agreement or arrangement, and each other employee benefit plan or perquisite that (i) is sponsored, maintained or contributed to or required to be contributed to by any Company or Company Subsidiary, for the benefit of any employee or former employee of any Company or Company Subsidiary and with respect to which any Company or Company Subsidiary may incur liability and (ii) is not a Domestic Plan.

                  "Guernsey Insurance Laws" means The Companies (Guernsey) Law, 1994, as amended, and The Insurance Business (Guernsey) Law, 1986, as amended.

                  "Income Tax" or "Income Taxes" means any federal, state, local or foreign income, franchise or similar Tax.

                  "Independent Director" means any individual who is not (i) a past or present employee or officer of Parent or any Europe/USA Region Company, Asia Region Company or Australasia Region Company, or any of their respective Affiliates, or (ii) any Affiliate of such an employee or officer, except in each case as otherwise agreed by the Parent Nominating Committee and the JLW Nominating Committee.

                  "Intangible Property Rights"  means the following:

                           (i)        Patent Rights.  All United States,
international and foreign patents and patent applications, and utility models ("Patents");

                           (ii)       Trademarks.  Common law and registered
trademarks, service marks and tradenames and all applications for registration of the foregoing ("Trademarks");

                           (iii)      Computer Programs.  Computer programs,
including all source and object code, data compilations and collections of data, whether machine-readable or otherwise (the "Computer Programs");

                           (iv)       Copyrights.  United States and foreign
registered and unregistered copyrights, applications for copyright registration, including copyrights in Computer Programs, business information and topography or semi-conductor chip product "mask works" ("Copyrights");

                           (v)        Personal Rights.  Rights of publicity and
privacy including, without limitation, the right to use the names, likenesses, signatures, voices, personal information and biographies of real persons; and

                           (vi)       Technology.  Trade secrets and
confidential information, technology and know-how.

                  "Integration" means the series of actions contemplated to be taken under the terms of the Integration Plan and the Integration Agreements.

                  "Irish Service Subsidiaries" means the Company Subsidiaries identified as "Irish Service Subsidiaries" in Section 3.4 of the Company Disclosure Schedule.

                  "IRS" means the United States Internal Revenue Service.

                  "JLW Combined 9/30 Balance Sheet Schedules"means the schedules combining the Nine-Month Interim Financial Statements, so as to eliminate or adjust the (A) intercompany activity between or among any one or more of (1) JLW England and its Subsidiaries, (2) JLW Scotland and its Subsidiaries and (3) JLW Ireland and its Subsidiaries, (B) intercompany activity between or among (x) any one or more of such entities and (y) any one or more of the Asia Region Companies and their respective Subsidiaries and (z) any one or more of the Australasia Region Companies and their respective Subsidiaries and (C) the gross-up of revenues and expenses (previously accounted for under the cost or equity method of accounting) related to the businesses which will be one-hundred percent owned as a result of the transactions contemplated by this Agreement and the Other Purchase Agreements, in each case as of September 30, 1998.

                  "JLW Combined 9/30 Financial Statement Schedules" means, collectively, the JLW Combined 9/30 Income Statement Schedules and the JLW Combined 9/30 Balance Sheet Schedules.

                  "JLW Combined 9/30 Income Statement Schedules" means the schedules combining the consolidated or combined (as applicable) profit and loss accounts contained in the Nine-Month Interim Financial Statements, so as to eliminate or adjust for (A) intercompany activity between or among any one or more of (1) JLW England and its Subsidiaries, (2) JLW Scotland and its Subsidiaries, and (3) JLW Ireland and its Subsidiaries, (B) intercompany activity between or among (x) any one or more of such entities and (y) any one or more of the Asia Region Companies and their respective Subsidiaries and (z) any one or more of the Australasia Region Companies and their respective Subsidiaries and (C) the gross-up of revenues and expenses (previously accounted for under the cost or equity method of accounting) related to the businesses which will be one-hundred percent owned as a result of the transactions contemplated by this Agreement and the Other Purchase Agreements, in each case for the nine months period ended September 30, 1998.

                  "JLW Parties" means, collectively, the JLW Partnerships, the Companies and the Management Shareholders, and any one of them is individually referred to as a JLW Party.

                  "JLW Sellers" means, collectively, (i) each of the JLW Partnerships, (ii) the Persons named as "Sellers" in the Asia Region Agreement and (iii) the Persons named as "Sellers" in the Australasia Region Agreement.

                  "Knowledge" means with respect to (i) any Management Shareholder such Management Shareholder's actual knowledge without any obligation to undertake any inquiry, (ii) JLW Partnerships, the Companies and the Company Subsidiaries, the actual knowledge of the persons identified on
Exhibit 10 hereto after reasonable inquiry of the employees of the JLW Partnerships, Companies and Company Subsidiaries who are responsible for information technology and intellectual property matters, regulatory matters, compliance with environmental laws, employee benefits and labor matters and litigation matters and (iii) Parent and the Parent Subsidiaries, the actual knowledge of the persons identified on Exhibit 11 hereto after reasonable inquiry of the employees of Parent and the Parent Subsidiaries who are responsible for regulatory matters, employee benefits and labor matters and litigation matters.

                  "Liabilities" shall mean any and all debts, losses, liabilities, claims, damages, fines, costs, royalties, proceedings, deficiencies or obligations (including those arising out of any Action, such as any settlement or compromise thereof or judgment or award therein), of any nature, whether known or unknown, absolute, accrued, contingent or otherwise and whether due or to become due, and whether or not resulting from third-party claims, and any out-of-pocket costs and expenses (including reasonable attorneys', accountants', or other fees and expenses incurred in defending any Action or in investigating any of the same or in asserting any rights hereunder).

                  "Licenses" means all licenses, permits, franchises and other authorizations.

                  "Liens" means all mortgages, pledges, security interests, liens, charges, options, conditional sales Contracts, claims, restrictions, covenants, easements, rights of way, title defects or third party interests or other Encumbrances or restrictions of any nature whatsoever.

                  "Materials of Environmental Concern" means chemicals, pollutants, contaminants, waste, toxic substances, hazardous substances, dangerous substances, radioactive materials, asbestos, petroleum and petroleum products and similar materials.

                  "Nine-Month Interim Financial Statements" means the unaudited consolidated or combined (as applicable) balance sheets of (A) JLW England and its Subsidiaries, (B) JLW Scotland and its Subsidiaries and (C) JLW Ireland and its Subsidiaries, in each case as of September 30, 1998 and the related consolidated or combined (as applicable) profit and loss accounts, statements of cash flows, statements of movements on reserves and statements of total recognized gains and losses for the nine month period then ended.

                  "NYSE" means the New York Stock Exchange, Inc.

                  "Offering Memorandum" means the Offering Memorandum relating to the transactions contemplated by the Operative Agreements (as defined herein and as defined in each Other Purchase Agreement) to be delivered to the Designated JLW Shareholders.

                  "Operative Agreements" means, collectively, this Agreement, the Joinder Agreements, the Stockholder Agreements, the Escrow Agreement and the Indemnification Agreement Guarantees.

                  "Other Joinder Agreements" means the Joinder Agreements (Asia) and the Joinder Agreements (Australasia), in the forms attached to the Asia Region Agreement and the Australasia Region Agreement, respectively.

                  "Other Shareholders" means, collectively, the Asia Region Shareholders and the Australasia Region Shareholders.

                  "Parent Disclosure Schedule" means the disclosure schedule delivered by Parent to the Shareholders' Representatives prior to the execution of this Agreement.

                  "Parent Material Adverse Effect" means (i) an individual or cumulative material adverse change in, or effect on, the business, properties, assets, liabilities, financial condition or results of operations of Parent and its Subsidiaries, taken as a whole, or (ii) an individual or cumulative event or development that is reasonably expected to have a material adverse change in or effect on the business, properties, assets, liabilities, financial condition or results of operations of Parent and its Subsidiaries, taken as a whole, or (iii) any adverse change which would prevent Parent or any other Buyer (as defined in the Asia Region Agreement or the Australasia Region Agreement) from consummating the transactions contemplated by this Agreement and the Other Purchase Agreements.

                  "Parent Domestic Plan" shall mean each bonus, deferred compensation, incentive compensation, stock purchase, stock option and other equity compensation, employment, consulting, severance or termination pay, hospitalization or other medical, life or other insurance, supplemental unemployment benefits, profit-sharing, supplemental pension or retirement plan, program, Contract, agreement or arrangement, and each other "employee benefit plan" (within the meaning of section 3(3) of ERISA) that is sponsored, maintained or contributed to or required to be contributed to by Parent or a Parent Subsidiary for the benefit of any employee or former employee of the Parent or Parent Subsidiary and with respect to which any Parent or Parent Subsidiary may incur liability , but excluding any such plan, program, Contract, agreement or arrangement that is (i) maintained outside of the United States (as described in Section 4(b)(4) of ERISA) or (ii) benefitting any employee or former employee of any Compass entity.

                  "Parent Foreign Plan" shall mean each bonus, deferred compensation, incentive compensation, stock purchase, stock option and other equity compensation, employment, consulting, severance or termination pay, hospitalization or other medical, life or other insurance, supplemental unemployment benefits, profit-sharing, pension or retirement, or supplemental pension or retirement plan, program, Contract, agreement or arrangement, and each other employee benefit plan or perquisite that (i) is sponsored, maintained or contributed to or required to be contributed to by Parent or a Parent Subsidiary for the benefit of any employee of former employee of Parent or Parent Subsidiary and with respect to which Parent or Parent Subsidiary may incur liability and (ii) is not a Parent Domestic Plan; provided, however, that, for purposes of this Agreement, the term "Parent Foreign Plan" shall not include any such plan benefitting any employee or former employee of any Compass entity.

                  "Parent Significant Subsidiary" means any Parent Subsidiary that constitutes a "significant subsidiary" within the meaning of Rule 1-02 of Regulation S-X of the SEC.

                  "Parent Subsidiary" or "Parent Subsidiaries" means any direct or indirect Subsidiary of Parent.

                  "Permitted Liens" means (i) liens shown on the Interim Financial Statements or the Parent Interim Balance Sheet, as applicable, as securing specified liabilities (with respect to which no default exists), (ii) liens for current taxes not yet due and (iii) minor imperfections of title and encumbrances, if any, which are not substantial in amount, do not detract from the value of the property subject thereto or impair the operations related thereto and have arisen only in the ordinary and usual course of business consistent with past practice.

                  "Person" means any corporation, individual, joint stock company, joint venture, partnership, unincorporated association, governmental regulatory entity, country, state or political subdivision thereof, trust or other entity.

                  "Related JLW Owner" means the director, officer, employee or partner of a JLW Partnership, Company or Company Subsidiary both (i) who owns or holds an interest (beneficial or otherwise), direct or indirect, in any Shareholder or through which such Shareholder will acquire Shares in the Integration and (ii) whose name is set forth opposite such Shareholder's name on the Final Master Shareholder List.

                  "Related Parties" means any Shareholder, the Related JLW Owner of such Shareholder (if applicable), the spouse of such Shareholder, the spouse of such Related JLW Owner (if applicable), any descendant of such Shareholder, any descendant of the Related JLW Owner (if applicable) and any Controlled Affiliate of any of the foregoing Persons.

                  "Scottish Service Subsidiaries" means the Company Subsidiaries identified as "Scottish Service Subsidiaries" in Section 3.4 of the Company Disclosure Schedule.

                  "SEC" means the United States Securities and Exchange Commission.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

                  "Sellers' Representative" shall mean Chris Peacock and Mike Smith or, after execution of the SCCA, any of their respective alternates as provided in the SCCA.

                  "Shareholders' Representatives" shall mean Robert Orr, Ken Winterschladen and Gerry Kipling, and Richard Jones, Christopher Radford and Andrew Martin, as their respective alternates, pursuant to the SCCA.

                  "Shareholder Determination Date" means the date upon which the Final Master Shareholder List is accepted by Parent.

                  "Subsidiary" or "Subsidiaries" means, with respect to any Person, any other Person, the voting securities, other voting ownership or voting partnership interests of which that are sufficient to elect at least a majority of its board of directors or other governing body (or, if there are not such voting interests, 50% or more of the equity interest of which) at the time of determination, are owned directly or indirectly by such first mentioned Person; provided that, for purposes of this definition, JLW Supply and JLW USA shall be deemed to be a Subsidiary of JLW England.

                  "Tax" or "Taxes" means taxes of any kind, levies or other like assessments, customs, duties, imposts, charges or fees, including, without limitation, income, gross receipts, ad valorem, value added, excise, real or personal property, asset, document, sales, use, license, payroll, transaction, capital, net worth and franchise taxes, withholding, employment, social security, workers compensation, utility, severance, production, unemployment compensation, occupation, premium, windfall profits, transfer and gains taxes or other governmental taxes imposed by or payable to the United States, or any state, county, local or foreign government or subdivision or agency thereof, imposed with respect to the income, business, operations or assets of any Company or Company Subsidiary, and in each instance such term shall include any interest, penalties and additions to Tax attributable to any such Tax.

                  "Tax Return" means any return, report, information return, schedule or other document (including any related or supporting information) with respect to Taxes filed or required to be filed with any Authority.

                  "Transfer Taxes" means any transfer, documentary, sales, use, stamp, duties, recording, filing or other similar tax or fees (including any penalties, interest or additions).

                  "UK GAAP" means generally accepted accounting principles, as in effect in the United Kingdom.

                  "US GAAP" means generally accepted accounting principles, as in effect in the United States.

                  IN WITNESS WHEREOF, this Purchase and Sale Agreement (Europe/USA) has been duly executed and delivered by each of the Management Shareholders and the duly authorized officer of each of the JLW Partnerships and Companies and Parent as of the day and year first above written.

                            LASALLE PARTNERS INCORPORATED


                            By:   /s/ William E. Sullivan
                               ------------------------------------------
                            Name: William E. Sullivan
                            Title:  Executive Vice President and Chief
                                    Financial Officer


                            JONES LANG WOOTTON, a limited partnership
                                   existing under the laws of England


                            By:     /s/ Clive Pickford
                               ------------------------------------------
                            Name: Clive Pickford
                            Title: European Chairman


                            JONES LANG WOOTTON, a partnership existing
                                            under the laws of Scotland


                            By:     /s/ Andrew Irvine
                               ------------------------------------------
                            Name: Andrew Irvine
                            Title:  Senior Partner, Scotland


                            JONES LANG WOOTTON, a partnership existing
                                                under the laws of Eire


                            By:     /s/ Patrick McCaffrey
                               ------------------------------------------
                            Name: Patrick McCaffrey
                            Title: Managing Partner

                            JONES LANG WOOTTON, a corporation existing
                                             under the laws of England


                            By:     /s/ Andrew Jenkins
                               ------------------------------------------
                            Name: Andrew Jenkins
                            Title:  Director


                            J.L.W. (SCOTLAND) CORPORATE


                            By:     /s/ Andrew Irvine
                               ------------------------------------------
                            Name: Andrew Irvine
                            Title: Managing Director


                            SLANEYGLEN COMPANY


                            By:     /s/ Patrick McCaffrey
                               ------------------------------------------
                            Name: Patrick McCaffrey
                            Title:  Director


                            J.L.W. SUPPLY COMPANY


                            By:     /s/ Clive Pickford
                               ------------------------------------------
                            Name: Clive Pickford
                            Title:  European Chairman, Director


                            JONES LANG WOOTTON USA INC.


                            By:     /s/ Michael J. Smith
                               ------------------------------------------
                            Name: Michael J. Smith
                            Title: Authorized Signatory

                            JLW CONTINUATION, LTD.


                            By:     /s/ Andrew Jenkins
                               ------------------------------------------
                            Name: Andrew Jenkins
                            Title:  Director

                            MANAGEMENT SHAREHOLDERS:

                                /s/ Mike Smith
                               ------------------------------------------
                                Mike Smith


                                /s/ Chris Peacock
                               ------------------------------------------
                                Chris Peacock


                                /s/ Robin Broadhurst
                               ------------------------------------------
                                Robin Broadhurst


                                /s/ Chris Brown
                               ------------------------------------------
                                Chris Brown


                                /s/ Michael Dow
                               ------------------------------------------
                                Michael Dow


                                /s/ Gerry Kipling
                               ------------------------------------------
                                Gerry Kipling


                                /s/ Peter Lee
                               ------------------------------------------
                                Peter Lee


                                /s/ Robert Orr
                               ------------------------------------------
                                Robert Orr


                                /s/ Clive Pickford
                               ------------------------------------------
                                Clive Pickford


                                /s/ Ken Winterschladen
                               ------------------------------------------
                                Ken Winterschladen

                                                                      ANNEX C
                                                                      -------

                                                                    CONFORMED
                                       (as amended through November 10, 1998)



=============================================================================


                          PURCHASE AND SALE AGREEMENT
                                     (ASIA)


                                  by and among


                         LASALLE PARTNERS INCORPORATED,

                                 JLLINT, INC.,

                                  JLLIP, INC.,

                 THE JONES LANG WOOTTON ENTITIES LISTED HEREIN,

  The Persons named as "Management Shareholders" on the Signature Pages hereto

                                      and

                  The "Shareholders" and "Related JLW Owners"
               who hereafter execute a Purchase and Sale Joinder
                                Agreement (Asia)

                          dated as of October 21, 1998



=============================================================================

                                TABLE OF CONTENTS

                                                                         Page


ARTICLE I

         PURCHASE AND SALE OF SHARES......................................C-4
         Section 1.1  Purchase and Sale of Shares.........................C-4
         Section 1.2  Purchase Price......................................C-5
         Section 1.3  Escrow of Certain Consideration Shares..............C-6
         Section 1.4  Consideration Adjustment............................C-6
         Section 1.5  Closing............................................C-16
         Section 1.6  Deliveries by the Shareholders.....................C-17
         Section 1.7  Deliveries by the Buyers...........................C-18
         Section 1.8  Representatives....................................C-19
         Section 1.9  Corporate Governance Matters.......................C-21
         Section 1.10 Integration........................................C-25

ARTICLE II

         MATTERS RELATING TO THE
         SHAREHOLDER TRANSACTION DOCUMENTS;
         REALLOCATION....................................................C-26
         Section 2.1  Signing Procedures.................................C-26
         Section 2.2  Permitted Reallocation of Consideration and Shares.C-28

ARTICLE III

         REPRESENTATIONS AND WARRANTIES
         OF THE SELLERS, THE COMPANIES
         AND THE MANAGEMENT SHAREHOLDERS.................................C-29
         Section 3.1  Shares; Claims to Assets...........................C-29
         Section 3.2  Corporate Organization.............................C-30
         Section 3.3  Capitalization of the Companies....................C-31
         Section 3.4  Subsidiaries and Affiliates........................C-31
         Section 3.5  Authorization......................................C-32
         Section 3.6  No Violation.......................................C-32
         Section 3.7  Consents and Approvals.............................C-33

         Section 3.8  Financial Statements...............................C-33
         Section 3.9  No Undisclosed Liabilities.........................C-36
         Section 3.10 Absence of Certain Changes.........................C-37
         Section 3.11 Real Property......................................C-37
         Section 3.12 Intangible Property Rights.........................C-38
         Section 3.13 Certain Contracts..................................C-41
         Section 3.14 Licenses and Other Authorizations..................C-42
         Section 3.15 Year 2000 and Euro Compliance......................C-42
         Section 3.16 Clients............................................C-43
         Section 3.17 Operation of the Businesses........................C-44
         Section 3.18 Insurance..........................................C-44
         Section 3.19 Labor Relations....................................C-44
         Section 3.20 Employee Benefit Matters...........................C-45
         Section 3.21 Litigation.........................................C-47
         Section 3.22 Compliance with Law................................C-47
         Section 3.23 Taxes..............................................C-48
         Section 3.24 Environmental Matters..............................C-50
         Section 3.25 Personnel..........................................C-51
         Section 3.26 Disclosure Documents...............................C-52
         Section 3.27 Integration Matters................................C-52
         Section 3.28 Related Party Transactions.........................C-52
         Section 3.29 Securities Laws Matters............................C-53
         Section 3.30 Opinion of Financial Advisor.......................C-53
         Section 3.31 Certain Fees.......................................C-53

ARTICLE IIIA

         CERTAIN REPRESENTATIONS, WARRANTIES
         AND COVENANTS OF THE SELLERS....................................C-53
         Section 3.1A Ownership and Sale of Shares.......................C-53
         Section 3.2A Authorization......................................C-54
         Section 3.3A No Violation.......................................C-54
         Section 3.4A Consents and Approvals.............................C-55
         Section 3.5A Investment Matters.................................C-55
         Section 3.6A Regulation S.......................................C-56

ARTICLE IV

         REPRESENTATIONS AND WARRANTIES OF PARENT,
         US ACQUISITION SUB AND US ACQUISITION SUB II....................C-58
         Section 4.1  Corporate Organization.............................C-58
         Section 4.2  Capitalization.....................................C-58
         Section 4.3  Subsidiaries and Affiliates........................C-59
         Section 4.4  Authorization......................................C-59
         Section 4.5  No Violation.......................................C-60
         Section 4.6  Consents and Approvals.............................C-61
         Section 4.7  SEC Reports and Financial Statements...............C-61
         Section 4.8  No Undisclosed Liabilities.........................C-62
         Section 4.9  Absence of Certain Changes or Events...............C-62
         Section 4.10 Licenses and Other Authorizations..................C-63
         Section 4.11 Insurance..........................................C-63
         Section 4.12 Labor Relations....................................C-63
         Section 4.13 Parent Employee Benefit Matters....................C-63
         Section 4.14 Litigation.........................................C-66
         Section 4.15 Compliance with Law................................C-67
         Section 4.16 Taxes..............................................C-67
         Section 4.17 Activities of US Acquisition Sub and US
                      Acquisition Sub II.................................C-68
         Section 4.18 Opinion of Financial Advisors......................C-68
         Section 4.19 Certain Fees.......................................C-68
         Section 4.20 Disclosure Documents...............................C-68
         Section 4.21 Other..............................................C-69

ARTICLE V

         COVENANTS OF THE SELLERS
         AND THE COMPANIES...............................................C-69
         Section 5.1  Operation of the Companies.........................C-69
         Section 5.2  Access.............................................C-73
         Section 5.3  Consents...........................................C-73
         Section 5.4  Closing Net Worth..................................C-74
         Section 5.5  Other Offers.......................................C-74
         Section 5.6  Integration Matters................................C-74

         Section 5.7  Nine-Month Financial Statements....................C-75
         Section 5.8  Name Changes.......................................C-75

ARTICLE VI

         COVENANTS OF PARENT.............................................C-75
         Section 6.1  Operation of Parent................................C-75
         Section 6.2  Access.............................................C-79
         Section 6.3  Consents...........................................C-79
         Section 6.4  Listing of Consideration Shares....................C-79
         Section 6.5  Stockholder Approval; Proxy........................C-79
         Section 6.6  Other Offers.......................................C-80
         Section 6.7  Employee Trust.....................................C-81
         Section 6.8  Certain Stockholder Agreements.....................C-82
         Section 6.9  Certain Instruments of Indemnification.............C-82
         Section 6.10 Employee Stock Options.............................C-82
         Section 6.11 Director and Officer Indemnification...............C-83

ARTICLE VII

         CONDITIONS TO OBLIGATIONS OF THE PARTIES........................C-83
         Section 7.1  No Injunctions or Restraints.......................C-83
         Section 7.2  No Litigation......................................C-83
         Section 7.3  HSR Act and Other Approvals........................C-84
         Section 7.4  Stockholders Vote..................................C-84
         Section 7.5  Other Closings.....................................C-84
         Section 7.6  Consummation of the Integration....................C-85
         Section 7.7  Execution and Delivery of the other Operative
                      Agreements.........................................C-85
         Section 7.8  Amendments.........................................C-85

ARTICLE VIII

         CONDITIONS TO OBLIGATIONS OF PARENT.............................C-85
         Section 8.1  Representations and Warranties Correct as of the
                      Integration Commencement Date......................C-85

         Section 8.2  Certain Representations and Warranties Correct
                      as of the Closing Date.............................C-86
         Section 8.3  Performance; No Default............................C-86
         Section 8.4  Delivery of Certificate............................C-87
         Section 8.5  Opinions of Counsel to the  Sellers and the
                      Companies..........................................C-87
         Section 8.6  Comfort Letter.....................................C-87
         Section 8.7  Settlement of Related Party Accounts...............C-87
         Section 8.8  No Material Adverse Effect.........................C-87
         Section 8.9  Termination of Annuity Scheme......................C-88

ARTICLE IX

         CONDITIONS TO OBLIGATIONS OF THE SELLERS AND THE
         SHAREHOLDERS....................................................C-88
         Section 9.1  Representations and Warranties Correct as of the
                      Integration Commencement Date......................C-88
         Section 9.2  Performance; No Default............................C-88
         Section 9.3  Delivery of Certificate............................C-89
         Section 9.4  Opinions of Counsel to Parent......................C-89
         Section 9.5  Good Standing Certificate..........................C-89
         Section 9.6  Listing of  Consideration Shares...................C-89
         Section 9.7  Certain Stockholder Agreements.....................C-89
         Section 9.8  No Material Adverse Effect.........................C-89
         Section 9.9  Amendments.........................................C-90
         Section 9.10 Directors and Officers.............................C-90

ARTICLE X

         TAX MATTERS.....................................................C-90
         Section 10.1 Allocation of Purchase Price.......................C-90
         Section 10.2 Tax Returns........................................C-90
         Section 10.3 Mutual Cooperation.................................C-91
         Section 10.4 Tax Covenant.......................................C-91

ARTICLE XI

TERMINATION..............................................................C-92
         Section 11.1 Termination of Agreement...........................C-92
         Section 11.2 Effect of Termination..............................C-94
         Section 11.3 Termination Fee....................................C-94

ARTICLE XII

         SURVIVAL AND INDEMNIFICATION....................................C-95
         Section 12.1 Survival of Representations, Warranties and
                      Covenants..........................................C-95
         Section 12.2 Indemnification of the Buyers......................C-95

ARTICLE XIII

         MISCELLANEOUS...................................................C-96
         Section 13.1  Further Efforts...................................C-96
         Section 13.2  Expenses..........................................C-96
         Section 13.3  Press Releases and Announcements..................C-96
         Section 13.4  Entire Agreement; No Third Party Beneficiaries....C-96
         Section 13.5  Amendment, Extension and Waiver...................C-97
         Section 13.6  Headings..........................................C-97
         Section 13.7  Notices...........................................C-97
         Section 13.8  Assignment.......................................C-102
         Section 13.9  Applicable Law...................................C-102
         Section 13.10 Jurisdiction.....................................C-102
         Section 13.11 Service of Process...............................C-103
         Section 13.12 Words in Singular and Plural Form................C-103
         Section 13.13 Counterparts.....................................C-103
         Section 13.14 WAIVER OF JURY TRIAL.............................C-103

ARTICLE XIV

         CERTAIN DEFINITIONS............................................C-103

                                    EXHIBITS

Exhibit 1             Agreed Generally Accepted Accounting Principles
Exhibit 2             Determination of 1999 Compensation Expense
Exhibit 3             Form of DEL Stockholder Agreement
Exhibit 4             [Intentionally Left Blank]
Exhibit 5             [Intentionally Left Blank]
Exhibit 6             Form of Instrument of Assumption
Exhibit 7             Form of Instrument of Assumption
Exhibit 8 Persons deemed to have Knowledge for purposes of the Companies and Company Subsidiaries
Exhibit 9 Persons deemed to have Knowledge for purposes of the Parent

                                     ANNEXES

Annex A               Form of Purchase and Sale Joinder Agreement (Asia)
Annex B               Integration Plan and Integration Agreements
Annex C               Form of Stockholder Agreement
Annex D               Form of Indemnity and Escrow Agreement
Annex E               Sellers and Share Information
Annex F               Form of Share Transfer Form
Annex G               [Intentionally Left Blank]
Annex H               Articles of Amendment and Restatement of Parent
Annex I               [Intentionally Left Blank]
Annex J               [Intentionally Left Blank]
Annex K               Amended and Restated Bylaws of Parent
Annex L               Terms of the ESOT
Annex M               [Intentionally Left Blank]
Annex N               [Intentionally Left Blank]
Annex O               Form of Comfort Letter

                             INDEX OF DEFINED TERMS
                             ----------------------


                                                                   Defined
Term                                                               in Section
----                                                               ----------

Action............................................................Article XIV
Additional JLW Procon I Trust Beneficial Owners......................Preamble
Adjustment Shares.........................................................1.2
Adjustment Shares Conversion Amount....................................1.4(e)
Adjustment Shares Deficit..............................................1.4(l)
Affiliate.........................................................Article XIV
Agreed Generally Accepted Accounting Principle.........................1.4(b)
Agreement............................................................Preamble
Allocation Notice......................................................1.4(k)
Allocation Notice Delivery Period .....................................1.4(k)
Amended Parent Bylaws..............................................1.9(a)(ii)
Annuity Scheme........................................................3.20(c)
Annuity Scheme Trust Deed.............................................3.20(c)
Applicable Auditors....................................................1.4(b)
Applicable Integration Agreements .....................................2.1(a)
Applicable Joinder Agreement...........................................1.1(b)
Applicable Trust..................................................Article XIV
Applicable Trust Deed.............................................Article XIV
Asia Interim Financial Statements......................................3.8(a)
Asia Region Adjustment Amount..........................................1.4(h)
Asia Region Adjustment Shares..........................................1.4(a)
Asia Region Agreement................................................Preamble
Asia Region Balance Sheet..............................................1.4(b)
Asia Region Closing Net Worth..........................................1.4(b)
Asia Region Companies................................................Preamble
Asia Region 1999 Income Statement......................................1.4(p)
Asia Region Financial Statements.......................................1.4(b)
Asia Region Share Deficit..............................................1.4(h)
Asia Region Shareholders.............................................Preamble
Assets...................................................................3.17
Audited Financial Statements..............................................3.8

Australasia Region Adjustment Amount...................................1.4(i)
Australasia Region Adjustment Shares...................................1.4(a)
Australasia Region Agreement.........................................Preamble
Australasia Region Balance Sheet.......................................1.4(b)
Australasia Region Closing Net Worth...................................1.4(b)
Australasia Region Companies.........................................Preamble
Australasia Region 1999 Income Statement...............................1.4(p)
Australasia Region Financial Statements................................1.4(b)
Australasia Region Share Deficit.......................................1.4(i)
Australasia Region Shareholders...................................Article XIV
Australia Acquisition Sub............................................Preamble
Authorized Actions..................................................1.8(b)(i)
Board..................................................................1.9(b)
BSL..................................................................Preamble
Business Day......................................................Article XIV
Buyer(s).............................................................Preamble
Cash Consideration.....................................................1.1(a)
Closing................................................................1.5(a)
Closing Authorized Actions..........................................1.8(b)(i)
Closing Balance Sheets.................................................1.4(b)
Closing Date.......................................................1.5(b)(ii)
Closing Financial Statements...........................................1.4(b)
Closing Net Worth.................................................Article XIV
Closing Statement Resolution Period....................................1.4(c)
Closing Statements.....................................................1.4(b)
Closing Statements Objection...........................................1.4(c)
Code..............................................................Article XIV
Commencement Date......................................................2.1(a)
Commitment Date........................................................2.1(b)
Companies............................................................Preamble
Companies Shares.....................................................Preamble
Company..............................................................Preamble
Company Disclosure Schedule.......................................Article XIV
Company Material Adverse Effect...................................Article XIV
Company Subsidiaries..............................................Article XIV
Company Subsidiary................................................Article XIV
Compass Agreement.........................................................4.9

Computer Programs.................................................Article XIV
Confidentiality Agreement.................................................5.2
Consent...........................................................Article XIV
Consideration.....................................................Article XIV
Consideration Shares...................................................1.1(a)
Continuing Affiliate..............................................Article XIV
Contract(s).......................................................Article XIV
Controlled Affiliate..............................................Article XIV
Cook Islands Companies Act................................................3.2
Cook Islands Registrar....................................................3.2
Copyrights........................................................Article XIV
DEL...............................................................Article XIV
DEL Stockholder Agreement.................................................6.8
Designated Countries..................................................3.12(c)
Designated JLW Shareholder(s)..........................................2.1(a)
Encumbrances......................................................Article XIV
English Courts..........................................................13.10
Environmental Laws................................................Article XIV
ERISA Affiliate...................................................Article XIV
Escrow Agent..............................................................1.2
Escrow Agreement.....................................................Preamble
Escrow Shares.............................................................1.2
ESOT......................................................................6.7
ESOT Adjustment Shares....................................................6.7
ESOT Agreements...........................................................6.7
ESOT Escrow Shares........................................................6.7
ESOT Shares...............................................................6.7
ESOT Sub Trust ...........................................................6.7
ESOT Trustee..............................................................6.7
Euro Compliant...........................................................3.15
Europe/USA Region Agreement..........................................Preamble
Europe/USA Region Companies..........................................Preamble
Europe/USA Region Shareholders.......................................Preamble
Exchange Act......................................................Article XIV
Fifteenth Director.....................................................1.9(g)
Final Asia Region Closing Net Worth....................................1.4(c)
Final Australasia Region Closing Net Worth.............................1.4(c)

Final Closing Balance Sheets ..........................................1.4(c)
Final Closing Statements...............................................1.4(c)
Final Closing Statements Determination Date............................1.4(e)
Final Closing Financial Statements.....................................1.4(c)
Final JLW England Closing Net Worth....................................1.4(c)
Final JLW Ireland Closing Net Worth....................................1.4(c)
Final JLW Scotland Closing Net Worth...................................1.4(c)
Final Master Shareholder List.....................................Article XIV
Final Return Date......................................................2.1(a)
Financial Statements...................................................3.8(a)
Forfeiture Shares.........................................................1.2
Forfeiture Shares Escrow Agent............................................1.2
HK Companies Ordinance....................................................3.2
HK Registrar..............................................................3.2
HSR Act...........................................................Article XIV
Illinois Courts.........................................................13.10
Income Tax(es)....................................................Article XIV
1999 Income Statements.................................................1.4(p)
Independent Director..............................................Article XIV
Initial Consideration Shares..............................................1.2
Initial Distribution Shares...............................................1.2
Instruction Letter.....................................................2.1(a)
Intangible Property Rights........................................Article XIV
Integration.......................................................Article XIV
Integration Agreements...............................................Preamble
Integration Commencement Date.......................................1.5(b)(i)
Integration Completion..............................................1.5(b)(i)
Integration Completion Date.........................................1.5(b)(i)
Integration Escrow Agreement..........................................1.10(b)
Integration Plan.....................................................Preamble
Interests.............................................................3.12(c)
Interim Financial Statements...........................................3.8(a)
IRS...............................................................Article XIV
JLW Acquisition Proposal..................................................5.5
JLW Asia ESOT Sub Trust...................................................6.7
JLW Australasia ESOT Sub Trust............................................6.7
JLW Australia........................................................Preamble

JLW Businesses.......................................................Preamble
JLW Combined 9/30 Balance Sheet Schedules.........................Article XIV
JLW Combined Balance Sheet Schedules...................................3.8(a)
JLW Combined Financial Statement Schedules.............................3.8(a)
JLW Combined 9/30 Financial Statement Schedules...................Article XIV
JLW Combined Income Statement Schedules................................3.8(a)
JLW Combined Interim Balance Sheet Schedules...........................3.8(a)
JLW Combined 9/30 Income Statement Schedules..............................3.8
JLW Combined Year-End Balance Sheet Schedules..........................3.8(a)
JLW Continuation.....................................................Preamble
JLW Directors..........................................................1.9(b)
JLW Employee Directors.................................................1.9(b)
JLW Employees..........................................................1.9(h)
JLW England Adjustment Amount..........................................1.4(e)
JLW England Adjustment Shares..........................................1.4(a)
JLW England Balance Sheet..............................................1.4(b)
JLW England Closing Net Worth..........................................1.4(b)
JLW England ESOT Sub Trust................................................6.7
JLW England 1999 Income Statement......................................1.4(p)
JLW England Financial Statements.......................................1.4(b)
JLW England Share Deficit..............................................1.4(e)
JLW England Shareholders...............................................1.4(a)
JLW Fees and Expenses.............................................Article XIV
JLW Holdings.........................................................Preamble
JLW Independent Directors..............................................1.9(b)
JLW Ireland Adjustment Amount..........................................1.4(g)
JLW Ireland Adjustment Shares..........................................1.4(a)
JLW Ireland Balance Sheet..............................................1.4(b)
JLW Ireland Closing Net Worth..........................................1.4(b)
JLW Ireland ESOT Sub Trust................................................6.7
JLW Ireland 1999 Income Statement......................................1.4(p)
JLW Ireland Financial Statements.......................................1.4(b)
JLW Ireland Share Deficit..............................................1.4(g)
JLW Ireland Shareholders...............................................1.4(a)
JLW Nominating Committee...............................................1.9(d)
JLW Pacific..........................................................Preamble
JLW Pacific Shares...................................................Preamble

JLW Parties.......................................................Article XIV
JLW Procon Trust Beneficial Owners...................................Preamble
JLW Procon I Trust Beneficial Owners.................................Preamble
JLW Procon II Trust Beneficial Owners................................Preamble
JLW Procon I Trust Deed..............................................Preamble
JLW Procon II Trust Deed.............................................Preamble
JLW Procon I Trust Trustee...........................................Preamble
JLW Procon II Trust Trustee..........................................Preamble
JLW Scotland Adjustment Amount.........................................1.4(f)
JLW Scotland Adjustment Shares.........................................1.4(a)
JLW Scotland Balance Sheet.............................................1.4(b)
JLW Scotland Closing Net Worth.........................................1.4(b)
JLW Scotland ESOT Sub Trust...............................................6.7
JLW Scotland 1999 Income Statement.....................................1.4(p)
JLW Scotland Financial Statements......................................1.4(b)
JLW Scotland Share Deficit.............................................1.4(f)
JLW Scotland Shareholders..............................................1.4(a)
JLW Sellers.......................................................Article XIV
JLW Supply...........................................................Preamble
JLW Transact Trust Beneficial Owners.................................Preamble
JLW Transact Trust Deed..............................................Preamble
JLW Transact Trust Trustee...........................................Preamble
JLW Transfer Taxes................................................Article XIV
JLW USA..............................................................Preamble
Joinder Agreement....................................................Preamble
Knowledge.........................................................Article XIV
LACM................................................................1.9(a)(i)
Leased Real Property..................................................3.11(b)
Liabilities.......................................................Article XIV
Licenses..........................................................Article XIV
Liens.............................................................Article XIV
Listed Agreements.....................................................3.13(a)
Managed Properties....................................................3.24(a)
Management Shareholder(s)............................................Preamble
Materials of Environmental Concern................................Article XIV
Minimum Asia Region Closing Net Worth..................................1.4(h)
Minimum Australasia Region Closing Net Worth...........................1.4(i)

Minimum JLW England Closing Net Worth..................................1.4(e)
Minimum JLW Ireland Closing Net Worth..................................1.4(g)
Minimum JLW Scotland Closing Net Worth.................................1.4(f)
Neutral Auditor........................................................1.4(d)
NewCo 1..............................................................Preamble
NewCo 2..............................................................Preamble
NewCo 3..............................................................Preamble
Nine-Month Interim Financial Statements...........................Article XIV
Nominating Committees..................................................1.9(d)
Non-Participating Designated JLW Shareholders.............................2.2
NYSE..............................................................Article XIV
Offering Memorandum...............................................Article XIV
Operative Agreements..............................................Article XIV
Other Authorized Actions............................................1.8(b)(i)
Other Joinder Agreements..........................................Article XIV
Other Purchase Agreements............................................Preamble
Other Shareholder(s)..............................................Article XIV
Parent...............................................................Preamble
Parent Acquisition Proposal...............................................6.6
Parent Articles of Incorporation.......................................4.1(a)
Parent Bylaws..........................................................4.1(a)
Parent Common Stock....................................................1.1(a)
Parent Directors.......................................................1.9(b)
Parent Disclosure Schedule........................................Article XIV
Parent Domestic Plan..............................................Article XIV
Parent Employees.......................................................1.9(h)
Parent Employee Directors..............................................1.9(b)
Parent Foreign Plan...............................................Article XIV
Parent Independent Directors...........................................1.9(b)
Parent Interim Balance Sheet...........................................4.8(a)
Parent Material Adverse Effect....................................Article XIV
Parent Nominating Committee............................................1.9(d)
Parent Options............................................................4.2
Parent Preferred Stock....................................................4.2
Parent SEC Reports........................................................4.7
Parent Securities.........................................................4.2
Parent Significant Subsidiary.....................................Article XIV

Parent Stock Plans........................................................4.2
Parent Subsidiaries...............................................Article XIV
Parent Subsidiary.................................................Article XIV
Patents...........................................................Article XIV
Permitted Liens...................................................Article XIV
Person............................................................Article XIV
PIL..................................................................Preamble
Plan...............................................................Article IV
Post-Closing Integration Actions......................................1.10(a)
Preliminary Master Shareholder List..................................Preamble
Proposed Actions..........................................................4.4
Proxy Statement........................................................6.5(b)
Real Property Leases..................................................3.11(b)
Related JLW Owner.................................................Article XIV
Related Parties...................................................Article XIV
Required Regulatory Approvals.............................................3.7
SCCA...................................................................1.8(a)
SCCA Expenses Reserve..................................................1.8(d)
Scheduled Agreements..................................................3.12(b)
SEC...............................................................Article XIV
Securities Act....................................................Article XIV
Seller(s)............................................................Preamble
Sellers' Representatives..........................................Article XIV
Shareholder(s).......................................................Preamble
Shareholder Determination Date....................................Article XIV
Shareholders' Representatives.....................................Article XIV
Shareholder Transaction Documents......................................2.1(a)
Shares...............................................................Preamble
Singapore Companies Act...................................................3.2
Singapore Registrar.......................................................3.2
significant clients...................................................3.16(a)
Straddle Returns......................................................10.2(b)
Stock Options............................................................6.10
Stockholder Agreement................................................Preamble
1999 Stub Period.......................................................1.4(p)
Subsidiaries......................................................Article XIV
Subsidiary........................................................Article XIV

Sub Trust.................................................................6.7
Tax...............................................................Article XIV
Taxes.............................................................Article XIV
Tax Return........................................................Article XIV
Termination Fee..........................................................11.3
Thailand Civil Code.......................................................3.2
Thailand Ministry of Commerce.............................................3.2
Thailand Registrar of Companies...........................................3.2
Third Party Scheduled Agreement.......................................3.12(b)
Trademarks........................................................Article XIV
Transact HK..........................................................Preamble
Transact Limited.....................................................Preamble
Transact Singapore...................................................Preamble
Transact Thailand....................................................Preamble
Transfer Taxes....................................................Article XIV
Transition Period......................................................1.9(b)
UK GAAP...........................................................Article XIV
US Acquisition Sub...................................................Preamble
US Acquisition Sub II................................................Preamble
US GAAP...........................................................Article XIV
Year 2000 Complaint......................................................3.15

                       PURCHASE AND SALE AGREEMENT (ASIA)
                       ----------------------------------

                  PURCHASE AND SALE AGREEMENT (ASIA), dated as of October 21, 1998 (this "Agreement" or this "Asia Region Agreement"), by and among (i) LASALLE PARTNERS INCORPORATED, a Maryland corporation ("Parent"), JLLINT, INC., an Illinois corporation and an indirect wholly-owned subsidiary of Parent ("US Acquisition Sub"), and JLLIP, INC., an Illinois corporation and an indirect wholly-owned subsidiary of Parent ("US Acquisition Sub II") (each of Parent, US Acquisition Sub, and US Acquisition Sub II is individually referred to herein as a "Buyer" and collectively referred to herein as the "Buyers"); (ii) PROCON INTERNATIONAL LIMITED, a Cook Islands corporation ("PIL"), as trustee (the "JLW Procon I Trust Trustee") under the Declaration of Trust, dated September 11, 1998 (the "JLW Procon I Trust Deed"), by PIL for the persons named as "Beneficial Owners" on the Schedule thereto (the "JLW Procon I Trust Beneficial Owners"), PIL, as trustee (the "JLW Procon II Trust Trustee") under the Declaration of Trust, dated October 9, 1998 (the "JLW Procon II Trust Deed"), by PIL for the persons named as "Beneficiaries" on the Schedule thereto (the "JLW Procon II Trust Beneficial Owners"), and BENBRIDGE SINGAPORE PTE LIMITED, a Singapore corporation ("BSL"), as trustee (the "JLW Transact Trust Trustee") under the Deed of Trust, dated May 12, 1997 (the "JLW Transact Trust Deed"), by and between BSL, as trustee, and Jones Lang Wootton Transact Pty Limited, a corporation organized under the laws of New South Wales ("Transact Limited"), as Settlor, for the "Beneficiaries" (as defined in the JLW Transact Trust Deed, the "JLW Transact Trust Beneficial Owners") (each of the JLW Procon Trust Trustee and the JLW Transact Trust Trustee (on behalf of the respective beneficiaries under the Applicable Trust Deed, is individually referred to herein as a "Seller" and collectively referred to herein as the "Sellers"); (iii) JLW PACIFIC LIMITED, a Cook Islands corporation ("JLW Pacific"), JLW ASIA HOLDINGS LIMITED, a Cook Islands corporation ("JLW Holdings"), JLW TRANSACT (THAILAND) CO. LIMITED, a Thailand company ("Transact Thailand"), JLW TRANSACT PTE LTD., a Singapore company ("Transact Singapore"), and JLW TRANSACT LIMITED, a Hong Kong company ("Transact HK") (each of JLW Pacific, JLW Holdings, Transact Thailand, Transact Singapore and Transact HK is individually referred to herein as a "Company" and collectively referred to herein as the "Companies" or the "Asia Region Companies"); (iv) the persons named as "Management Shareholders" on the signature pages hereto (each a "Management Shareholder" and, collectively, the "Management Shareholders"); and (v) each of the JLW Procon I Trust Beneficial Owners, each of the JLW Procon II Trust Beneficial Owners, each person who has the right to become a JLW Procon I Trust Beneficial Owner (the "Additional JLW Procon I Trust Beneficial Owners"), and the JLW Transact Trust Beneficial Owners listed in each case as "Shareholders" on the Preliminary Master Shareholder List, attached as Schedule A to the Company Disclosure Schedule (the "Preliminary Master Shareholder List"), together with any Related JLW Owners, who execute and deliver Joinder Agreements (Asia), in the form attached hereto as Annex A (each a "Joinder Agreement"), and each of the other Shareholder

Transaction Documents (as hereinafter defined) (each Person listed as a Shareholder on the Preliminary Master Shareholder List who duly executes and delivers (and whose Related JLW Owner, if any, executes and delivers) each of the Shareholder Transaction Documents is individually referred to herein as a "Shareholder" and collectively referred to herein as the "Shareholders" or the "Asia Region Shareholders").

                  WHEREAS, in accordance with the plan of integration (the "Integration Plan") and the related integration agreements (the "Integration Agreements"), attached hereto as Annex B, JLW Australia Pty Ltd. ("JLW Australia") shall transfer all of its interests in (i) JLW Property Consultants Pte Ltd (Singapore) and Jones Lang Wootton Limited (HK) to JLW Asia Holdings and
(ii) Transact Thailand, Transact Singapore and Transact HK to BSL;

                  WHEREAS, the Sellers collectively are the legal owners of all of the issued share capital of each of JLW Holdings, Transact Thailand, Transact Singapore and Transact HK (the "Companies Shares") and all of the issued share capital of JLW Pacific (the "JLW Pacific Shares," and together with the Companies Shares, the "Shares");

                  WHEREAS, (i) the Sellers collectively desire to sell, and US Acquisition Sub desires to purchase, all, but not less than all, of the Companies Shares, and (ii) the Sellers collectively desire to sell, and US Acquisition Sub II desires to purchase, all, but not less than all, of the JLW Pacific Shares, all upon the terms and subject to the conditions set forth in this Agreement and the other Operative Agreements;

                  WHEREAS, as a condition of and inducement to the Buyers' willingness to consummate the transactions contemplated hereby, Parent and each Shareholder (and each Related JLW Owner, if applicable) will enter into (i) a Stockholder Agreement, in the form attached hereto as Annex C (the "Stockholder Agreement"), and (ii) an Indemnity and Escrow Agreement, in the form attached hereto as Annex D (the "Escrow Agreement");

                  WHEREAS, as of the date hereof, Parent and the other parties named therein are entering into a Purchase and Sale Agreement (the "Europe/USA Region Agreement"), pursuant to which, upon the terms and subject to the conditions set forth therein, Parent has the right (and may be required) to acquire all of the issued and outstanding share capital of each of Jones Lang Wootton, a corporation incorporated under the laws of England ("NewCo1"), J.L.W. (Scotland) Corporate, a corporation incorporated under the laws of Scotland ("NewCo 2"), Slaneyglen Company, a corporation incorporated under the laws of Eire ("NewCo 3"), JLW Supply Company, a corporation incorporated under the laws of England ("JLW Supply"), Jones Lang Wootton USA Inc., a Delaware corporation ("JLW USA"), and JLW Continuation, Ltd., a corporation incorporated under the laws of England ("JLW Continuation") (collectively, the "Europe/USA Region Companies");

                  WHEREAS, as of the date hereof, Parent, US Acquisition Sub and LPI (Australia) Holdings Pty Limited, a corporation organized under the laws of the Australian Capital Territory and an indirect wholly-owned subsidiary of Parent ("Australia Acquisition Sub"), and the other parties named therein are entering into a Purchase and Sale Agreement (the "Australasia Region Agreement" and, together with the Europe/USA Region Agreement, the "Other Purchase Agreements"), pursuant to which, upon the terms and subject to the conditions set forth therein, (i) Australia Acquisition Sub will acquire all of the issued and outstanding share capital of each of JLW Australia Pty Limited, a New South Wales company, Jones Lang Wootton Transact Pty Ltd., a New South Wales company, Jones Lang Wootton Transact (VIC) Pty Ltd., a Victoria company, and Jones Lang Wootton Transact (Qld) Pty Ltd., a Queensland company, and (ii) US Acquisition Sub will acquire all of the issued and outstanding share capital of each of Jones Lang Wootton Holdings Limited, a New Zealand company, and JLW Transact Limited (New Zealand), a New Zealand company (the companies referred to in clauses (i) and (ii) above whose shares are to be acquired are collectively referred to herein as the "Australasia Region Companies");

                  WHEREAS, each member of the Board of Parent who is an employee of Parent has executed and delivered to Chris Peacock and Mike Smith and each or either of them, with full power of substitution, an irrevocable proxy to vote all of the shares of Parent Common Stock (as hereinafter defined) owned by such member in favor of the Proposed Actions (as hereinafter defined) at the special meeting of stockholders of Parent to be held in connection with the transactions contemplated by this Agreement and the Other Purchase Agreements; and

                  WHEREAS, pursuant to this Agreement and the Other Purchase Agreements, Parent has the right (and may be required) to acquire, directly or indirectly, all of the asset and property management, advisory and other real estate-related businesses of the Companies, the Europe/USA Region Companies and the Australasia Region Companies and their respective Subsidiaries (such businesses being collectively referred to herein as the "JLW Businesses"), including all such businesses currently being carried on by the JLW Partnerships and their respective direct and indirect Subsidiaries.

                  NOW THEREFORE, in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                    ARTICLE I

                           PURCHASE AND SALE OF SHARES
                           ---------------------------

         Section 1.1 Purchase and Sale of Shares. (a) Upon the terms and subject to the conditions set forth herein, at the Closing, each of (i) the JLW Procon I Trust Trustee and the JLW Transact Trust Trustee shall (on behalf of the JLW Procon I Trust Beneficial Owners and the JLW Transact Trust Beneficial Owners, respectively) sell, assign, transfer, convey and deliver to US Acquisition Sub, and US Acquisition Sub shall (and Parent shall cause US Acquisition Sub to) purchase, acquire and accept from each of the JLW Procon I Trust Trustee and the JLW Transact Trust Trustee (on behalf of the JLW Procon I Trust Beneficial Owners and the JLW Transact Trust Beneficial Owners, respectively), all of the Companies Shares owned by such Seller as set forth in column 2 of Annex E hereto, free and clear of all Encumbrances (other than Encumbrances created by or through Parent) and together with all benefits and rights attaching or accruing thereto, and (ii) the JLW Procon II Trust Trustee (on behalf of the JLW Procon II Trust Beneficial Owners) shall sell, assign, transfer, convey and deliver to US Acquisition Sub II, and US Acquisition Sub II shall (and Parent shall cause US Acquisition Sub II to) purchase, acquire and accept from the JLW Procon II Trust Trustee (on behalf of the JLW Procon II Trust Beneficial Owners), all of the JLW Pacific Shares owned by such Seller as set forth opposite such Seller's name in column 2 of Annex E hereto, free and clear of all Encumbrances (other than Encumbrances created by or through Parent) and together with all benefits and rights attaching or accruing thereto, for (A) the number of newly issued shares of common stock, $.01 par value per share ("Parent Common Stock"), of Parent (the "Consideration Shares" which term shall also be deemed to include any Adjustment Shares that may be distributed at such Seller's direction to Shareholders pursuant to Section 1.4 below) specified in column 3 of Annex E hereto, and (B) cash, in United States dollars (the "Cash Consideration"), in the amount calculated in accordance with the formula set forth in column 4 of Annex E hereto; it being agreed that the aggregate (and maximum) number of Consideration Shares that will be issued pursuant to this Agreement and the Applicable Joinder Agreements shall be 3,770,793.

                  (b) Notwithstanding the provisions of Section 1.1(a) hereof, each Seller acknowledges and agrees that the Consideration Shares and the Cash Consideration otherwise payable to such Seller in respect of the Shares owned by it shall be distributed, and such Seller hereby directs the Buyers to distribute such Consideration Shares and Cash Consideration, to or on behalf of the Shareholders in each case as specified or calculated in accordance with the formulas set forth in columns 3 and 4, respectively, of Annex B to the Joinder Agreement to which such Shareholder is a party (the "Applicable Joinder Agreement") (except as otherwise specified herein, all references herein to "Annex B" to an Applicable Joinder Agreement refer to the definitive Annex B, as modified pursuant to Section 2.2 hereof), pursuant to and in accordance with Section 1.2 hereof, in full satisfaction of the Buyers' obligations under Section 1.1(a) and Section 1.2 hereof.

         Section 1.2 Purchase Price. Upon the terms and subject to the conditions set forth herein, in consideration for the sale, assignment, transfer, conveyance and delivery of the Companies Shares owned by each Seller to US Acquisition Sub and, in the case of JLW Pacific Shares, to US Acquisition Sub II at the Closing and pursuant to the direction of the Sellers under Section 1.1(b) hereof, each of US Acquisition Sub and US Acquisition Sub II, as applicable, shall (and Parent shall cause such Buyers to) deliver, or cause to be delivered, at Closing to (a) the Shareholders' Representatives, on behalf of each Shareholder, (i) the number of shares of Parent Common Stock specified in column 3(a) of Annex B to the Applicable Joinder Agreement (the "Initial Distribution Shares"), which Initial Distribution Shares shall be issued in the name of such Shareholder, (ii) the number of shares of Parent Common Stock specified in column 3(b) of Annex B to the Applicable Joinder Agreement (the "Forfeiture Shares" and, together with Initial Distribution Shares, the "Initial Consideration Shares"), which Forfeiture Shares, subject to clause (c) of
Section 1.3 below, shall be deposited in escrow with the escrow agent appointed pursuant to the SCCA (the "Forfeiture Shares Escrow Agent") pursuant to the applicable provisions of the SCCA and held and distributed in accordance with the terms thereof, and (iii) the Cash Consideration, in United States dollars, calculated in accordance with the formula set forth in column 4 of Annex B to the Applicable Joinder Agreement, all of which Cash Consideration shall be paid to and retained by the Shareholders' Representatives (on behalf of such Shareholder) as a reserve for certain expenses as provided in Section 1.8(d) hereof, and (b) Harris Trust and Savings Bank (the "Escrow Agent") (i) the number of shares of Parent Common Stock specified in column 3(c) of Annex B to the Applicable Joinder Agreement, to be deposited in escrow as Escrow Shares pursuant to clause (b) of Section 1.3 hereof and (ii) the number of shares of Parent Common Stock specified in column 3(d) of Annex B to the Applicable Joinder Agreement to be deposited in escrow as Adjustment Shares pursuant to clause (a) of Section 1.3 hereof, which Escrow Shares and Adjustment Shares shall be held and disposed of in accordance with the applicable provisions of the Escrow Agreement and the applicable provisions of this Agreement. The aggregate number of shares of Parent Common Stock to be deposited with the Escrow Agent pursuant to clause (b)(i) of this Section 1.2, clause (b)(i) of
Section 1.2 of each of the Other Purchase Agreements and clause (i) of the last sentence of Section 6.7 of this Agreement and each of the Other Purchase Agreements shall be 750,000 shares (the "Escrow Shares") and the aggregate number of shares of Parent Common Stock to be deposited with the Escrow Agent pursuant to clause (b)(ii) of this Section 1.2, clause (b)(ii) of Section 1.2 of each of the Other Purchase Agreements and clause (ii) of the last sentence of
Section 6.7 of this Agreement and each of the Other Purchase Agreements shall be 1,241,683 shares (the "Adjustment Shares"); provided that the Forfeiture Shares issuable pursuant to this Agreement shall also be initially deposited with the Escrow Agent as additional Escrow Shares to be held and disbursed in accordance with the applicable provisions of the Escrow Agreement.

         Section 1.3 Escrow of Certain Consideration Shares. On the Closing Date, the Buyers shall deliver to (a) the Escrow Agent a certificate (issued in the name of the Escrow Agent or its nominee) representing the Adjustment Shares (including the ESOT Adjustment Shares) for the purpose of securing the consideration adjustment obligations, as set forth in Section 1.4 of this Agreement and each of the Other Purchase Agreements, (b) the Escrow Agent a certificate (issued in the name of the Escrow Agent or its nominee) representing the Escrow Shares (including the ESOT Escrow Shares) for the purpose of securing the indemnification obligations of the Shareholders and the Other Shareholders, as set forth in the Escrow Agreement and (c) the Escrow Agent a certificate (issued in the name of the Escrow Agent or its nominee) representing the Forfeiture Shares of each Shareholder for the purpose of securing (as additional Escrow Shares) the indemnification obligations of the Shareholders under the applicable provisions of the Escrow Agreement and, following the release of such Forfeiture Shares, such Forfeiture Shares will be delivered to the Forfeiture Shares Escrow Agent for the purpose of ensuring compliance with the forfeiture provisions relating to the Shareholders, the Other Shareholders and the Related JLW Owners, if any, contained in the SCCA. The Adjustment Shares and the Escrow Shares shall be held by the Escrow Agent under the Escrow Agreement pursuant to the terms thereof. The Adjustment Shares and the Escrow Shares shall be held and disposed of solely for the purposes and in accordance with the terms of this Agreement, the Other Purchase Agreements and the Escrow Agreement. The Forfeiture Shares shall be held and disposed of by the Escrow Agent pursuant to the applicable provisions of the Escrow Agreement and, upon release, by the Forfeiture Shares Escrow Agent under the applicable provisions of the SCCA.

         Section 1.4 Consideration Adjustment. (a) Subject to the completion of any adjustments required under this Section 1.4, (i) the Europe/USA Region Shareholders listed on the Final Master Shareholder List under the Europe/USA Region Agreement as owning Shares of NewCo 1, JLW USA, JLW Supply or JLW Continuation (the "JLW England Shareholders") and the JLW England ESOT Sub Trust shall collectively be entitled to receive 697,736 Adjustment Shares (the "JLW England Adjustment Shares"), (ii) the Europe/USA Region Shareholders listed on the Final Master Shareholder List under the Europe/USA Region Agreement as owning Shares of NewCo 2 (the "JLW Scotland Shareholders") and the JLW Scotland ESOT Sub Trust shall collectively be entitled to receive 22,456 Adjustment Shares (the "JLW Scotland Adjustment Shares"), (iii) the Europe/USA Region Shareholders listed on the Final Master Shareholder List under the Europe/USA Region Agreement as owning Shares of JLW Ireland (the "JLW Ireland Shareholders") and the JLW Ireland ESOT Sub Trust shall collectively be entitled to receive 44,642 Adjustment Shares (the "JLW Ireland Adjustment Shares"), (iv) the Asia Region Shareholders and the Asia Region ESOT Sub Trust shall collectively be entitled to receive 329,750 Adjustment Shares (the "Asia Region Adjustment Shares") and (v) the Australasia Region Shareholders and the Australasia Region ESOT Sub Trust shall collectively be entitled to receive 147,099 Adjustment Shares (the "Australasia Region Adjustment Shares").

                  (b) As soon as practicable, but in no event later than 50 days following the Closing Date, Parent shall cause to be prepared and delivered to the Shareholders' Representatives (i) a consolidated or combined balance sheet, as applicable, in each case as of the close of business on the Business Day immediately preceding the Closing Date, audited by the independent certified public accountants who audited the applicable Audited Financial Statements (or the Audited Financial Statements of the applicable predecessor entity or entities) (the "Applicable Auditors") of each of (A) NewCo 1, JLW Supply, JLW USA and JLW Continuation, including their respective direct and indirect Subsidiaries (the "JLW England Balance Sheet"), (B) NewCo 2, including its direct and indirect Subsidiaries (the "JLW Scotland Balance Sheet"), (C) NewCo 3, including its direct and indirect Subsidiaries (the "JLW Ireland Balance Sheet"), (D) the Asia Region Companies, including their respective direct and indirect Subsidiaries (the "Asia Region Balance Sheet"), and (E) the Australasia Region Companies, including their respective direct and indirect Subsidiaries (the "Australasia Region Balance Sheet" and, together with the JLW England Balance Sheet, JLW Scotland Balance Sheet, JLW Ireland Balance Sheet and Asia Region Balance Sheet, the "Closing Balance Sheets"), (ii) the consolidated or combined (as applicable) profit and loss accounts, statements of cash flows, statements of movement on reserves and statements of total recognized gains and losses for the period from January 1, 1998 to the Closing Date (or for such other period(s) as may be required pursuant to Section 1.4(p) below) for each of
(A) NewCo 1, JLW Supply, JLW USA and JLW Continuation, including their respective direct and indirect Subsidiaries (including their respective predecessors, as applicable) (the "JLW England Financial Statements"), (B) NewCo 2, including its direct and indirect Subsidiaries (including their respective predecessors, as applicable) (the "JLW Scotland Financial Statements"), (C) NewCo 3, including its direct and indirect Subsidiaries (including their respective predecessors, as applicable) (the "JLW Ireland Financial Statements"), (D) the Asia Region Companies including their respective direct and indirect Subsidiaries (the "Asia Region Financial Statements") and (E) the Australasia Region Companies, including their direct and indirect Subsidiaries (the "Australasia Region Financial Statements" and, together with the JLW England Financial Statements, the JLW Scotland Financial Statements, the JLW Ireland Financial Statements and the Asia Region Financial Statements, the "Closing Financial Statements"), audited by the Applicable Auditors for each of the foregoing, and (iii) a calculation of the Closing Net Worth based on the applicable Closing Balance Sheet and certified by the Applicable Auditors for each of (A) NewCo 1, JLW Supply, JLW USA and JLW Continuation, including their respective direct and indirect Subsidiaries (the "JLW England Closing Net Worth"), (B) NewCo 2, including its direct and indirect Subsidiaries (the "JLW Scotland Closing Net Worth"),

(C) NewCo 3, including its direct and indirect Subsidiaries (the "JLW Ireland Closing Net Worth"), (D) the Companies, including their respective direct and indirect Subsidiaries (the "Asia Region Closing Net Worth"), and (E) the Australasia Region Companies, including their respective direct and indirect Subsidiaries (the "Australasia Region Closing Net Worth") (such calculations, together with the Closing Financial Statements (if required for the purposes of Section 1.4(p) hereof) and the Closing Balance Sheets, the "Closing Statements"). The Closing Balance Sheets and the related Closing Financial Statements shall be prepared in accordance with UK GAAP (but shall be denominated in US dollars) in accordance with the accounting principles set forth in Exhibit 1 hereto (collectively, the "Agreed Generally Accepted Accounting Principles"), and the Closing Net Worth shall be calculated in accordance with this Agreement. The Closing Balance Sheets and the related Closing Financial Statements shall include footnotes converting various items therein to US GAAP, in a manner consistent with the Audited Financial Statements. The reasonable costs of auditing the Closing Balance Sheets and the related Closing Financial Statements and certifying the related calculations shall be paid by Parent but included as a current liability on the Closing Balance Sheets (the allocation of such liability among such balance sheets, to be determined by the Shareholders' Representatives); it being the intent of the parties that such costs will thus be economically borne by the Shareholders, the Other Shareholders and the ESOT. The scope of such audit shall be consistent with the scope of the audit conducted in preparing the Audited Financial Statements.

                  (c) In order to facilitate their review of the Closing Statements, the Shareholders' Representatives and their authorized representatives and advisors shall have access to (i) all relevant books and records and (ii) all accountants' work papers used in connection with the preparation of the Closing Balance Sheets and the Closing Financial Statements, as well as to the accounting staff of Parent who prepared such statements and the Applicable Auditors who audited such statements. Unless the Shareholders' Representatives deliver written notice to Parent on or prior to the 25th day after receipt of the Closing Statements of their disagreement as to any item included in or omitted from the Closing Statements (a "Closing Statements Objection"), which Closing Statements Objection, if any, shall be required to include all such disagreements with reasonable specificity to the extent practicable which the Shareholders' Representatives will assert with respect to any such items, the parties shall be deemed to have accepted and agreed to the Closing Statements. If the Shareholders' Representatives so notify Parent of a Closing Statements Objection, the Shareholders' Representatives and Parent shall, within 15 days following the date of such notice (the "Closing Statement Resolution Period"), attempt to resolve their differences. Any resolution by them as to any disputed amount shall be final and binding on the parties hereto. The term "Final Closing Statements" shall mean the definitive Closing Statements as agreed to (or deemed agreed to) by Parent and the Shareholders' Representatives, or in the absence of such agreement, the definitive Closing Statements including any adjustments resulting from the determination made by the Neutral Auditor (in addition to those items theretofore agreed to by Parent and the Shareholders' Representatives), the term "Final Closing Balance Sheets" shall mean the definitive Closing Balance Sheets included in such Final Closing Statements and, to the extent applicable, the term "Final Closing Financial Statements" shall mean the definitive profit and loss accounts included in such Final Closing Statements. The terms "Final JLW England Closing Net Worth," "Final JLW Scotland Closing Net Worth,""Final JLW Ireland Closing Net Worth," "Final Asia Region Closing Net Worth" and "Final Australasia Region Closing Net Worth" shall mean the definitive Closing Net Worth of (i) NewCo 1, JLW Supply, JLW USA and JLW Continuation, (ii) NewCo 2,
(iii) NewCo 3, (iv) the Companies and (v) the Australasia Region Companies, respectively, including their respective direct and indirect Subsidiaries, based on the applicable Final Closing Balance Sheets.

                  (d) If, at the conclusion of the Closing Statement Resolution Period, Parent and the Shareholders' Representatives have not resolved all disputes, then all amounts remaining in dispute shall, at the election of either party, be submitted to Arthur Andersen (UK). (the "Neutral Auditor"). Parent and the Shareholder's Representatives agree to execute, if requested by the Neutral Auditor, a reasonable engagement letter, and shall make available to the Neutral Auditor such books, records and other information within their control as the Neutral Auditor may reasonably request. All fees and expenses of the Neutral Auditor shall be borne by Parent. The Neutral Auditor shall act as an expert, not as an arbitrator, to determine only those issues remaining in dispute, based on the presentations by Parent and the Shareholders' Representatives (and their respective advisors) and, to the extent such Neutral Auditor shall deem appropriate, on an independent investigation (but not an audit) of such other relevant books and records, accountants' work papers and other information as such Neutral Auditor deems reasonably necessary for the purpose of resolving the issues in dispute. The Neutral Auditor shall be instructed to make its determination within 30 days of its engagement, which determination shall be set forth in a written statement delivered to Parent and the Shareholders' Representatives and shall be final and binding on the parties hereto and the ESOT Trustee.

                  (e) Subject to Section 1.4(k), if the Final JLW England Closing Net Worth is less than US$22,476,000, as such amount may be adjusted pursuant to Section 1.4(p) below (the "Minimum JLW England Closing Net Worth") (the amount of such deficiency being referred to herein as the "JLW England Adjustment Amount"), then the number of JLW England Adjustment Shares to be delivered to the JLW England Shareholders and the ESOT Trustee on behalf of the JLW England ESOT Sub Trust shall be reduced by the number of shares of Parent Common Stock equal to the quotient obtained by dividing the JLW England Adjustment Amount by an amount (such amount being hereinafter referred to as the "Adjustment Shares Conversion Amount") equal to 92.5 percent of the average closing price of Parent Common Stock (as reported on the New York Stock Exchange Composite Tape) for the five-trading day period that includes the two trading days immediately preceding, the trading day including and the two trading days immediately following the day (the "Final Closing Statements Determination Date") on which the Final Closing Statements are agreed to by the parties or finally determined by the Neutral Auditor; provided that if such quotient exceeds the number of JLW England Adjustment Shares (such excess number of shares being referred to herein as the "JLW England Share Deficit"), then the JLW Scotland Adjustment Shares, JLW Ireland Adjustment Shares, Asia Region Adjustment Shares and Australasia Region Adjustment Shares shall be reduced by an aggregate number equal to the JLW England Share Deficit, apportioned among them pro rata on the basis of the number of Adjustment Shares originally allocated herein to the JLW Scotland Shareholders, JLW Ireland Shareholders, Asia Region Shareholders and Australasia Region Shareholders (and the related ESOT Sub Trusts); provided, further, that if such reduction or any subsequent reduction reduces to zero the number of Adjustment Shares issuable to the JLW Scotland Shareholders, JLW Ireland Shareholders, Asia Region Shareholders or Australasia Region Shareholders (and the related ESOT Sub Trusts), any remaining JLW England Share Deficit shall be deducted from any Adjustment Shares then remaining issuable to the JLW Scotland Shareholders, JLW Ireland Shareholders, Asia Region Shareholders or Australasia Region Shareholders (and the related ESOT Sub Trusts) pro rata (on the basis of the Adjustment Shares then remaining issuable to each such group).

                  (f) Subject to Section 1.4(k), if the Final JLW Scotland Closing Net Worth is less than US$724,000, as such amount may be adjusted pursuant to Section 1.4(p) below (the "Minimum JLW Scotland Closing Net Worth") (the amount of such deficiency being referred to herein as the "JLW Scotland Adjustment Amount"), then the number of JLW Scotland Adjustment Shares to be delivered to the JLW Scotland Shareholders and the ESOT Trustee on behalf of the JLW Scotland ESOT Sub Trust shall be reduced by the number of shares of Parent Common Stock equal to the quotient obtained by dividing the JLW Scotland Adjustment Amount by the Adjustment Shares Conversion Amount; provided that if such quotient exceeds the number of JLW Scotland Adjustment Shares (such excess number of shares being referred to herein as the "JLW Scotland Share Deficit"), then the JLW England Adjustment Shares, JLW Ireland Adjustment Shares, Asia Region Adjustment Shares and Australasia Region Adjustment Shares shall be reduced by an aggregate number equal to the JLW Scotland Share Deficit, apportioned among them pro rata on the basis of the number of Adjustment Shares originally allocated herein to the JLW England Shareholders, JLW Ireland Shareholders, Asia Region Shareholders and Australasia Region Shareholders (and the related ESOT Sub Trusts); provided, further, that if such reduction or any subsequent reduction reduces to zero the number of Adjustment Shares issuable to the JLW England Shareholders, JLW Ireland Shareholders, Asia Region Shareholders or Australasia Region Shareholders (and the related ESOT Sub Trusts), any remaining JLW Scotland Share Deficit shall be deducted from any Adjustment Shares then remaining issuable to the JLW England Shareholders, JLW Ireland Shareholders, Asia Region Shareholders or

Australasia Region Shareholders (and the related ESOT Sub Trusts) pro rata (on the basis of the Adjustment Shares then remaining issuable to each such group).

                  (g) Subject to Section 1.4(k), if the Final JLW Ireland Closing Net Worth is less than US$1,440,000, as such amount may be adjusted pursuant to Section 1.4(p) below (the "Minimum JLW Ireland Closing Net Worth") (the amount of such deficiency being referred to herein as the "JLW Ireland Adjustment Amount"), then the number of JLW Ireland Adjustment Shares to be delivered to the JLW Ireland Shareholders and the ESOT Trustee on behalf of the JLW Ireland ESOT Sub Trust shall be reduced by the number of shares of Parent Common Stock equal to the quotient obtained by dividing the JLW Ireland Adjustment Amount by the Adjustment Shares Conversion Amount; provided that if such quotient exceeds the number of JLW Ireland Adjustment Shares (such excess number of Shares being referred to herein as the "JLW Ireland Share Deficit"), then the JLW England Adjustment Shares, JLW Scotland Adjustment Shares, Asia Region Adjustment Shares and Australasia Region Adjustment Shares shall be reduced by an aggregate number equal to the JLW Ireland Share Deficit, apportioned among them pro rata on the basis of the number of Adjustment Shares originally allocated herein to the JLW England Shareholders, JLW Scotland Shareholders, Asia Region Shareholders and Australasia Region Shareholders (and the related ESOT Sub Trusts); provided, further, that if such reduction or any subsequent reduction reduces to zero the number of Adjustment Shares issuable to the JLW England Shareholders, JLW Scotland Shareholders, Asia Region Shareholders or Australasia Region Shareholders (and the related ESOT Sub Trusts), any remaining JLW Ireland Share Deficit shall be deducted from any Adjustment Shares then remaining issuable to the JLW England Shareholders, JLW Scotland Shareholders, Asia Region Shareholders or Australasia Region Shareholders (and the related ESOT Sub Trusts) pro rata (on the basis of the Adjustment Shares then remaining issuable to each such group).

                  (h) Subject to Section 1.4(k), if the Final Asia Region Closing Net Worth is less than US$10,624,000, as such amount may be adjusted pursuant to Section 1.4(p) below (the "Minimum Asia Region Closing Net Worth") (the amount of such deficiency being referred to herein as the "Asia Region Adjustment Amount"), then the number of Asia Region Adjustment Shares to be delivered to the Asia Region Shareholders and the ESOT Trustee on behalf of the JLW Asia ESOT Sub Trust shall be reduced by the number of shares of Parent Common Stock equal to the quotient obtained by dividing the Asia Region Adjustment Amount by the Adjustment Shares Conversion Amount; provided that if such quotient exceeds the number of Asia Region Adjustment Shares (such excess number of shares being referred to herein as the "Asia Region Share Deficit"), then the JLW England Adjustment Shares, JLW Scotland Adjustment Shares, JLW Ireland Adjustment Shares and Australasia Region Adjustment Shares shall be reduced by an aggregate number equal to the Asia Region Share Deficit, apportioned among them pro rata on the basis of the number of Adjustment Shares originally allocated herein to the JLW England Shareholders, JLW Scotland Shareholders, JLW Ireland Shareholders and Australasia Region Shareholders (and the related ESOT Sub Trusts); provided, further, that if such reduction or any subsequent reduction reduces to zero the number of Adjustment Shares issuable to the JLW England Shareholders, JLW Scotland Shareholders, JLW Ireland Shareholders or Australasia Region Shareholders (and the related ESOT Sub Trusts), any remaining Asia Region Share Deficit shall be deducted from any Adjustment Shares then remaining issuable to the JLW England Shareholders, JLW Scotland Shareholders, JLW Ireland Shareholders or Australasia Region Shareholders (and the related ESOT Sub Trusts) pro rata (on the basis of Adjustment Shares then remaining issuable to each such group).

                  (i) Subject to Section 1.4(k), if the Final Australasia Region Closing Net Worth is less than US$4,736,000, as such amount may be adjusted pursuant to Section 1.4(p) below (the "Minimum Australasia Region Closing Net Worth") (the amount of such deficiency being referred to herein as the "Australasia Region Adjustment Amount"), then the number of Australasia Region Adjustment Shares to be delivered to the Australasia Region Shareholders and the ESOT Trustee on behalf of the JLW Australasia ESOT Sub Trust shall be reduced by the number of shares of Parent Common Stock equal to the quotient obtained by dividing the Australasia Region Adjustment Amount by the Adjustment Shares Conversion Amount; provided that if such quotient exceeds the number of Australasia Region Adjustment Shares (such excess number of shares being referred to herein as the "Australasia Region Share Deficit"), then the JLW England Adjustment Shares, JLW Scotland Adjustment Shares, JLW Ireland Adjustment Shares and Asia Region Adjustment Shares shall be reduced by an aggregate number equal to the Australasia Region Share Deficit, apportioned among them pro rata on the basis of the number of Adjustment Shares originally allocated herein to the JLW England Shareholders, JLW Scotland Shareholders, JLW Ireland Shareholders and Asia Region Shareholders (and the related ESOT Sub Trusts); provided, further, that if such reduction or any subsequent reduction reduces to zero the number of Adjustment Shares issuable to the JLW England Shareholders, JLW Scotland Shareholders, JLW Ireland Shareholders or Asia Region Shareholders (and the related ESOT Sub Trusts), any remaining Australasia Region Share Deficit shall be deducted from any Adjustment Shares then remaining issuable to the JLW England Shareholders, JLW Scotland Shareholders, JLW Ireland Shareholders or Asia Region Shareholders (and the related ESOT Sub Trusts) pro rata (on the basis of the Adjustment Shares then remaining issuable to each such group).

                  (j) [Intentionally Left Blank]

                  (k) After giving effect to the adjustments set forth in Sections 1.4(e)-(i) above, each JLW England Shareholder, JLW Scotland Shareholder and JLW Ireland Shareholder (and the related ESOT Sub Trusts) shall be entitled to receive such Shareholder's (or ESOT Sub

Trust's) pro rata share of any then remaining JLW England Adjustment Shares, JLW Scotland Adjustment Shares or JLW Ireland Adjustment Shares, respectively. Each such Shareholder's (or ESOT Sub Trust's) pro rata share shall be determined on the basis of the ratio which the Initial Consideration Shares issuable to such Shareholder pursuant to columns 3(a) and 3(b) of Annex B to the Applicable Joinder Agreement (or, in the case of an ESOT Sub Trust, the number of ESOT Shares deposited in such ESOT Sub Trust pursuant to Section 6.7 of this Agreement and Section 6.7 of the Other Purchase Agreements) bear to the aggregate number of Initial Consideration Shares issuable to all JLW England Shareholders, JLW Scotland Shareholders or JLW Ireland Shareholders, together with the number of ESOT Shares deposited with the related ESOT Sub Trusts, as applicable. The allocation of the Asia Region Adjustment Shares and Australasia Region Adjustment Shares remaining issuable after the adjustments set forth in Sections 1.4(e)-(i) above among the Asia Region Shareholders and Australasia Region Shareholders (and the related ESOT Sub Trusts), respectively, shall be determined by the Shareholders' Representatives and included in a written notice (the "Allocation Notice") provided to Parent and the Escrow Agent by the Shareholders' Representatives within 30 days following the Final Closing Statements Delivery Date (the "Allocation Notice Delivery Period"). Notwithstanding anything to the contrary contained herein, in the event that the number of JLW England Adjustment Shares, JLW Scotland Adjustment Shares, JLW Ireland Adjustment Shares, Asia Region Adjustment Shares or Australasia Region Adjustment Shares issuable, respectively, to the JLW England Shareholders, JLW Scotland Shareholders, JLW Ireland Shareholders, Asia Region Shareholders or Australasia Region Shareholders (and the related ESOT Sub Trusts) would be required to be reduced pursuant to the adjustments set forth in Sections 1.4(e)-(i) above, the Shareholder's Representatives shall have the option, exercisable during the Allocation Notice Delivery Period, to pay, on behalf of some or all of such JLW England Shareholders, JLW Scotland Shareholders, JLW Ireland Shareholders, Asia Region Shareholders and/or Australasia Region Shareholders (and the related ESOT Sub Trusts), up to an amount in cash in United States dollars equal to the JLW England Adjustment Amount, JLW Scotland Adjustment Amount, JLW Ireland Adjustment Amount, Asia Region Adjustment Amount or Australasia Adjustment Amount, as applicable, or to surrender to Parent an equivalent number of Initial Distribution Shares (based on a per share value equal to the Adjustment Shares Conversion Amount), in which case the applicable Adjustment Amount shall be reduced pro tanto. Any such cash payment must be in United States dollars and received by Parent prior to the end of the Allocation Notice Delivery Period. Any such Initial Distribution Shares shall be surrendered to and received by Parent during the Allocation Notice Delivery Period, together with all necessary assignments and stock powers. The Adjustment Amount shall be reduced by an amount equal to any such cash payment and the value of any Initial Distribution Shares so surrendered, provided that for the purposes of this calculation, each Initial Distribution Share shall be deemed to have a value equal to the Adjustment Shares Conversion Amount. At the end of the Allocation Notice Delivery Period, any Adjustment Shares that have become subject to a reduction pursuant to Sections 1.4(e)-(i) (after giving effect to any payment or surrender of Shares pursuant to this Section 1.4(k)) shall be returned to Parent by the Escrow Agent.

                  (l) If the adjustments set forth in Sections 1.4(e)-(i) above (after giving effect to any payment or surrender of Shares pursuant to Section 1.4(k)) result in a reduction in Adjustment Shares that exceeds the aggregate number of Adjustment Shares (such excess amount being referred to herein as the "Adjustment Shares Deficit"), then in addition to the elimination of the Adjustment Shares (and return of such Adjustment Shares to Parent by the Escrow Agent), (A) each Shareholder and Other Shareholder shall return, or cause to be returned, and (B) the ESOT Trustee shall return, to the Transfer Agent for cancellation, certificates representing Initial Distribution Shares received by such Shareholder or Other Shareholder or ESOT Shares received by such ESOT Trustee, as the case may be, as soon as practicable, but in any event no later than five Business Days after notice from Parent following the expiration of the Allocation Notice Delivery Period. The Transfer Agent shall cancel each such certificate and issue to each Shareholder, Other Shareholder or ESOT Trustee (on behalf of the applicable ESOT Sub Trust), as applicable, a new certificate representing such Shareholder's or Other Shareholder's Initial Distribution Shares or ESOT Shares, as the case may be, less such Shareholder's, Other Shareholder's and the ESOT's pro rata share (on the basis of the Initial Consideration Shares issued to all Shareholders and Other Shareholders and ESOT Shares issued to the ESOT) of the Adjustment Shares Deficit (based on a per share value equal to the Adjustment Shares Conversion Amount). In the event that the Initial Distribution Shares held by the Shareholders and the Other Shareholders are not sufficient to satisfy their portion of the Adjustment Shares Deficit, the Shareholders shall cause the Forfeiture Shares Escrow Agent under the SCCA or the Escrow Agent with respect to the Forfeiture Shares of the Asia Region Shareholders to return to the Transfer Agent for cancellation the certificate representing the Forfeiture Shares, as soon as practicable, but in any event no later than five Business Days after the expiration of the Allocation Notice Delivery Period. The Transfer Agent shall cancel such certificate and issue to the Forfeiture Shares Escrow Agent or the Escrow Agent, as applicable, a new certificate representing the Forfeiture Shares, less the number of Forfeiture Shares equal to the amount of the Adjustment Shares Deficit that remains unsatisfied based on a per share value equal to the Adjustment Shares Conversion Amount. To assist in effectuating the provisions of this
Section 1.4(l), the Shareholders and ESOT Trustee hereby consent to the entry of stop transfer orders with the Transfer Agent against the transfer of any Initial Consideration Shares held by such Shareholders and any ESOT Shares held by such ESOT Trustee that are required to be returned to the Transfer Agent for cancellation pursuant to the terms hereof, which stop transfer orders shall be withdrawn by Parent, in each case, once the applicable Initial Consideration Shares, ESOT Shares or Forfeiture Shares, as applicable, are so returned.

                  (m) Certificates representing the Adjustment Shares that may be deliverable after the adjustments and reallocations, if any, described in this Section 1.4 shall be delivered by Parent to the Shareholders, the Other Shareholders and the ESOT Trustee on behalf of the applicable ESOT Sub Trusts, as appropriate, within 10 Business Days following the end of the Allocation Notice Delivery Period together with any Adjustment Shares Related Property (as defined in Section 4.1 of the Escrow Agreement). If any provision of this
Section 1.4 would require the Escrow Agent to deliver a fraction of a share of Parent Common Stock to a Shareholder, Other Shareholder or ESOT, Parent shall instead purchase such fraction of a share from the Escrow Agent in exchange for a cash amount equal to the Adjustment Shares Conversion Amount multiplied by such fraction, which cash amount shall be paid over by the Escrow Agent to the applicable Shareholder, Other Shareholder or ESOT Sub Trust in lieu of such fraction of a share.

                  (n) [Intentionally Left Blank]

                  (o) In the event that (i) the Final JLW England Closing Net Worth exceeds the Minimum JLW England Closing New Worth, (ii) the Final JLW Scotland Closing Net Worth exceeds the Minimum JLW Scotland Closing Net Worth,
(iii) the Final JLW Ireland Closing New Worth exceeds the Minimum JLW Ireland Closing New Worth, (iv) the Final Asia Region Closing Net Worth exceeds the Minimum Asia Region Closing Net Worth or (v) the Final Australasia Region Closing Net Worth exceeds the Minimum Australasia Region Closing Net Worth, Parent shall pay to the JLW England Shareholders, JLW Scotland Shareholders, JLW Ireland Shareholders, Asia Region Shareholders or Australasia Region Shareholders, as applicable, an amount equal to such excess (unless such excess is otherwise paid or distributed to them), by delivery of cash in the amount of such excess by wire transfer to an account or accounts designated by the Shareholders' Representatives. Such payment will be made within 60 days following the Final Closing Statements Determination Date.

                  (p) In the event that the Integration Commencement takes place later than January 15, 1999: (i) the JLW England Financial Statements shall include both (A) a profit and loss account for the year ending December 31, 1998 and (B) a profit and loss account for the period beginning on January 1, 1999 and ending on the Closing Date (the "JLW England 1999 Income Statement," with such period being sometimes referred to herein as the "1999 Stub Period"), (ii) the JLW Scotland Financial Statements shall include both (A) a profit and loss account for the year ending December 31, 1998 and (B) a profit and loss account for the 1999 Stub Period (the "JLW Scotland 1999 Income Statement"), (iii) the JLW Ireland Financial Statements shall include both (A) a profit and loss account for the year ending December 31, 1998 and (B) a profit and loss account for the 1999 Stub period (the "JLW Ireland 1999 Income Statement"), (iv) the Asia Region Financial Statements shall include both (A) a profit and loss account for the year ending December 31, 1998 and (B) a profit and loss account for the 1999 Stub Period (the "Asia Region 1999 Income Statement") and (v) the Australasia Region Financial Statements shall include both (A) a profit and loss account for the year ending December 31, 1998 and (B) a profit and loss account for 1999 Stub Period (the "Australasia Region 1999 Income Statement" and, together with the JLW England 1999 Income Statement, the JLW Scotland 1999 Income Statement, the JLW Ireland 1999 Income Statement and the Asia Region 1999 Income Statement, the "1999 Income Statements"). The 1999 Income Statements shall be prepared in accordance with the Agreed Generally Accepted Accounting Principles, provided that compensation expense in respect of the persons described in Exhibit 2 hereto shall be determined on a pro forma basis in accordance with such Exhibit 2 and the associated pro forma tax benefit or tax charge shall also be computed in accordance with such Exhibit 2. Based on the 1999 Income Statements included in the Final Closing Statements: (i) the Minimum JLW England Closing Net Worth shall be increased by any pro forma profit on ordinary activities after taxation, or decreased by any pro forma loss on ordinary activities after taxation, for the 1999 Stub Period as shown on such JLW England 1999 Income Statement, (ii) the Minimum JLW Scotland Closing Net Worth shall be increased by any pro forma profit on ordinary activities after taxation, or decreased by any pro forma loss on ordinary activities after taxation, for the 1999 Stub Period as shown on such JLW Scotland 1999 Income Statement, (iii) the Minimum JLW Ireland Closing Net Worth shall be increased by any pro forma profit on ordinary activities after taxation, or decreased by any pro forma loss on ordinary operations after taxation, or decreased by any pro forma loss on ordinary activities after taxation, for the 1999 Stub Period as shown on such JLW Ireland 1999 Income Statement, (iv) the Minimum Asia Region Closing Net Worth shall be increased by any pro forma profit on ordinary activities after taxation, for the 1999 Stub Period as shown on such Asia Region 1999 Income Statement and (v) the Minimum Australasia Region Closing Net Worth shall be increased by any pro forma profit on ordinary activities after taxation, or decreased by any pro forma loss on ordinary operations after taxation, for the 1999 Stub Period as shown on such Australasia Region 1999 Income Statement.

         Section 1.5 Closing. (a) Upon the terms and subject to the conditions set forth herein, the purchase and sale of the Shares pursuant to this Agreement (the "Closing") shall take place at the offices of Skadden, Arps, Slate, Meagher & Flom LLP in London, England, at 9:00 A.M., local time, on the Closing Date.

                  (b) The Integration, the Closing under this Agreement and the closing of the transactions contemplated by the Other Purchase Agreements shall, upon the terms and subject to the conditions set forth in the Integration Agreements, this Agreement and the Other Purchase Agreements, be consummated, if at all, in the following order and shall, for purposes of this Agreement, be deemed effective as of the Closing Date:

                           (i) On the third Business Day following the date on
which all of the conditions set forth in Articles VII, VIII and IX hereof and in Articles VII, VIII and IX of each of the Other Purchase Agreements (other than the conditions specified in Sections 7.5 and 7.6 hereof and thereof and other than the conditions that by their terms relate to the Closing Date) have been satisfied or waived, or such other time as Parent and the Sellers' Representatives may mutually agree upon in writing (such date being sometimes referred to herein as the "Integration Commencement Date"), the JLW Parties, the Shareholders and the Related JLW Owners will take (or cause to be taken) the actions contemplated to be taken under the terms of the Integration Plan and the Integration Agreements, in the order provided therein and on a basis such that (except as to any Post-Closing Integration Actions) the Integration will be completed (the "Integration Completion") no later than the third Business Day following the Integration Commencement Date or as soon thereafter as practicable, but in no event later than five Business Days after the Integration Commencement Date (the date of such completion being sometimes referred to herein as the "Integration Completion Date"); provided that prior to the commencement of the Integration, Parent shall have delivered to the Sellers' Representatives a certificate of acknowledgment that the conditions precedent to the commencement of the Integration described above have been so satisfied or waived; and

                           (ii) On the later to occur of (A) the Business Day
next following the receipt of the Call Notice or the Put Notice (as such terms are defined in the Europe/USA Region Agreement) under the Europe/USA Region Agreement, as the case may be, and (B) the date on which the conditions to the obligations of the parties under this Agreement which relate to the Closing Date (other than Section 7.5 hereof) and under both the Europe/USA Region Agreement and Australasia Region Agreement which relate to the Closing Date (as such term is defined in the Europe/USA Region Agreement and Australasia Region Agreement) (other than Section 7.5 thereof) shall have been satisfied or waived, or such other time as Parent and the Sellers' Representatives may mutually agree upon in writing, the closing of the transactions contemplated by this Agreement, the Europe/USA Region Agreement and the Australasia Region Agreement shall be consummated (the date of such consummation being sometimes referred to herein as the "Closing Date").

         Section 1.6 Deliveries by the Shareholders. At the Closing, the Sellers' Representatives, on behalf of the Sellers, or the Sellers shall deliver, or cause to be delivered, to the applicable Buyers the following:

                  (a) share certificates representing all of the Shares, with duly executed stock transfer forms in the applicable form of Annex F hereto, and otherwise in a form reasonably acceptable to the applicable Buyers for transfer on the books of the relevant Companies;

                  (b) all such other documents (including any necessary waivers or consents) as may be required to enable US Acquisition Sub or US Acquisition Sub II, as applicable, to be registered as the holder of the Shares, including a power of attorney duly executed by each Seller in the form of Annex G hereto;

                  (c) the Common Seal (if applicable), Share Register and Share Certificate Books (or similar instruments), with any unissued share certificates, all minute books and other statutory books (which shall be written-up to but not including the Closing) of each Company;

                  (d) the original Certificate of Incorporation (or similar organizational document) of each Company and Company Subsidiary;

                  (e) executed counterparts of any Consents obtained pursuant to
Section 5.3 hereof and not previously delivered to Buyers pursuant to such Section;

                  (f) the certificates referred to in clause (ii) of Section 8.4 hereof;

                  (g) the opinions of counsel referred to in Section 8.5 hereof; and

                  (h) all other previously undelivered documents, instruments or writings required to be delivered by any JLW Party to Buyers at or prior to the Closing, pursuant to this Agreement or any other Operative Agreement.

         Section 1.7 Deliveries by the Buyers. (a) At the Closing, Parent shall deliver, or cause to be delivered, to the Shareholders' Representatives, on behalf of the Sellers and the Shareholders, the following:

                           (i)      duly executed stock certificates
representing the Initial Distribution Shares in the names specified in column 1 of Annex B to the Applicable Joinder Agreements and in the denominations set forth in column 3(a) of Annex B thereto;

                           (ii)     [Intentionally Left Blank];

                           (iii)    [Intentionally Left Blank];

                           (iv)     the SCCA Expenses Reserve in United States
dollars by wire transfer to an account designated by the Shareholders' Representatives at least three Business Days prior to the Closing Date;

                           (v)      the executive officer certificate referred
to in clause (ii) of Section 9.3 hereof;

                           (vi)     the opinions of counsel referred to in
Section 9.4 hereof;

                           (vii)    executed counterparts of any Consents
obtained pursuant to Section 6.3 hereof and not previously delivered to the Sellers' Representatives pursuant to such Section;

                           (viii)   a copy of the Articles of Amendment and
Restatement of Parent adopted pursuant to Section 1.9(a)(i)(A), in the form attached hereto as Annex H, as certified by the Secretary of State of Maryland, and a copy of the Amended Parent By-laws adopted pursuant to Section 1.9(a)(ii), as certified by the Secretary of Parent together with evidence reasonably satisfactory to the Sellers' Representatives showing that the JLW Directors shall have been elected to the Board (and that the only other directors on the Board shall be the Parent Directors), effective immediately following the Closing, and that Chris Peacock and Mike Smith shall have been elected by the Board to the offices of President, Deputy Chief Executive Officer and Chief Operating Officer of Parent, and Deputy Chairman of the Board of Parent, respectively, effective immediately following the Closing; and

                           (ix)     all other previously undelivered documents,
instruments or writings required to be delivered by the Buyers to the Sellers, Shareholders or the Sellers' Representatives at or prior to the Closing, pursuant to this Agreement or any other Operative Agreement.

                  (b) At the Closing, the Buyers shall (and Parent shall cause Buyers to) deliver, or cause to be delivered, to the Escrow Agent, the following:

                           (i)      a certificate issued in the name of the
Escrow Agent or its nominee representing the Adjustment Shares;

                           (ii)     a certificate issued in the name of the
Escrow Agent or its nominee representing the Escrow Shares; and

                           (iii)    a certificate issued in the name of the
Escrow Agent or its nominee representing the Forfeiture Shares.

         Section 1.8 Representatives. (a) The parties acknowledge and agree that prior to the Shareholder Determination Date, the Shareholders, the Other Shareholders, the Related JLW Owners and the ESOT Trustee (on behalf of the
ESOT) will execute a Sellers' Contribution and Coordination Agreement (the "SCCA") relating to, among other things, the selection, replacement, rights and obligations of the Sellers' Representatives and the Shareholders' Representatives, which SCCA shall be in a form reasonably acceptable to Parent. The SCCA as executed shall not be amended without the consent of Parent, which consent will not be unreasonably withheld or delayed.

                  (b) Each JLW Party, Shareholder and Related JLW Owner agrees that:

                           (i)      Parent shall be able to rely conclusively on
the instructions or actions of (A) the Sellers' Representatives, or any of them, as to any instructions or actions required or permitted to be taken by the Sellers' Representatives hereunder or under any other Operative Agreement or the SCCA when executed, which instructions or actions shall be binding on each such JLW Party, Shareholder and Related JLW Owner (the "Closing Authorized Actions"), and (B) the Shareholders' Representatives as to the settlement of any claims of indemnification against the Escrow Fund by any Indemnified Persons (as defined in the Escrow Agreement) pursuant to the Escrow Agreement, the resolution of any dispute regarding Adjustment Shares under Section 1.4 or any other actions expressly required or permitted to be taken by the Shareholders' Representatives hereunder or under the SCCA or any of the Operative Agreements (the "Other Authorized Actions" and, together with the Closing Authorized Actions, the "Authorized Actions"). No party hereunder or the Escrow Agent shall have any cause of action against Parent or any other Indemnified Person to the extent Parent or any other such Indemnified Person has relied upon such instructions or actions of the Sellers' Representatives or the Shareholders' Representatives.

                           (ii)     [Intentionally Left Blank].

                           (iii)    The provisions of this Section 1.8 are
independent and severable, are irrevocable and coupled with an interest and shall be enforceable notwithstanding any rights or remedies that any Seller, Shareholder, Other Shareholder or any Related JLW Owner or ESOT Trustee may have against the Sellers' Representatives or the Shareholders' Representatives for any breach of the SCCA.

                           (iv)     Remedies available at law for any breach of
the provisions of this Section 1.8 are inadequate. Therefore, Buyers shall be entitled to temporary and permanent injunctive relief without the necessity of proving damages if Buyers brings an action to enforce the provisions of this
Section 1.8.

                           (v)      The provisions of this Section 1.8 shall be
binding upon the executors, heirs, legal representatives, personal representatives, successor trustees, and successors of each Seller, Shareholder, Other Shareholder, Related JLW Owner and ESOT Trustee, and any references in this Agreement to a Seller or the Sellers, a Shareholder or the Shareholders or a Related JLW Owner or the Related JLW Owners shall mean and include the successors to the Seller's or Sellers', the Shareholder's or Shareholders' or the Related JLW Owner's or Related JLW Owners' rights hereunder, whether pursuant to testamentary disposition, the laws of descent and distribution or otherwise.

                  (c) In performing their functions and duties under this
Section 1.8, the Sellers' Representatives and Shareholders' Representatives shall act solely as agents of the Sellers, the Shareholders, the Other Shareholders, the Related JLW Owners and the ESOT and do not assume and shall not be deemed to have assumed any obligation or relationship of agency, trustee or fiduciary with or for the Buyers, the Companies or any of their respective Subsidiaries. The Sellers' Representatives and Shareholders' Representatives shall have no liability to the Buyers, the Companies or any of their respective Subsidiaries hereunder in their capacity as such.

                  (d) The Shareholders hereby agree that all of the Cash Consideration that would have otherwise been payable to such Shareholders pursuant to Section 1.2 of this Agreement and all or a portion of the Cash Consideration that would have otherwise been payable to the Other Shareholders pursuant to Section 1.2 of the Other Purchase Agreements and to the Sellers under Section 1.1(a) of the Australasia Region Agreement (the "SCCA Expenses Reserve") shall instead be retained by the Shareholders' Representatives to be held and disbursed as provided in the SCCA. Such SCCA Expenses Reserve shall be apportioned among the Shareholders, such Other Shareholders and such Sellers pro rata based on the aggregate amount of the Consideration Shares and the Cash Consideration originally allocated to each of them. The Shareholders hereby authorize Parent to deliver to the Shareholders' Representatives the SCCA Expenses Reserve in lieu of paying the Cash Consideration to the Shareholders.

         Section 1.9 Corporate Governance Matters. (a) As of the Closing, (i) Parent shall use all reasonable efforts to cause (A) the Articles of Amendment and Restatement of Parent attached hereto as Annex I to become effective, (B) the Articles of Incorporation of LaSalle Advisors Capital Management, Inc. ("LACM") to be amended to change its name to "LaSalle Investment Management, Inc." and (C) the number of shares of Parent Common Stock reserved for issuance under Parent's 1997 Stock Award and Incentive Plan, as amended, to be increased to 4,160,000; and (ii) Parent shall cause the Amended and Restated Bylaws of Parent to be amended and restated to read in their entirety as set forth in Annex K hereto (the "Amended Parent Bylaws").

                  (b) The number of directors comprising the full board of directors of Parent (the "Board") as of the Closing and until the earlier of (i) the first Business Day following the fifth annual meeting of the stockholders of Parent following the Closing and (ii) June 1, 2003 (the "Transition Period") shall be fourteen; provided that the number of directors comprising the

Board may at any time be increased to fifteen by a resolution approved by the Parent Nominating Committee and the JLW Nominating Committee (each as defined below) and by a majority of the entire Board of Directors. As of the Closing, seven of such directors shall have been designated by Parent (the "Parent Directors") and seven of such directors shall have been designated by the Sellers' Representatives (the "JLW Directors"). The Parent Directors shall include four executive officers of Parent ("Parent Employee Directors," which term shall also be deemed to refer to any replacement for a Parent Employee Director elected in accordance with the applicable provisions of Article X of the Amended Parent Bylaws) and three Independent Directors (the "Parent Independent Directors," which term shall also be deemed to refer to any replacement for a Parent Independent Director elected in accordance with the applicable provisions of Article X of the Amended Parent Bylaws who shall be an Independent Director) and the JLW Directors shall include four executive officers of the JLW Businesses ("JLW Employee Directors," which term shall also be deemed to refer to any replacement for a JLW Employee Director elected in accordance with the applicable provisions of Article X of the Amended Parent Bylaws) and three Independent Directors (the "JLW Independent Directors" which term shall also be deemed to refer to any replacement for a JLW Independent Director elected in accordance with the applicable provisions of Article X of the Amended Parent Bylaws who shall be an Independent Director), at least one of which JLW Independent Directors shall have his or her primary place of business and residence outside of the United Kingdom. The initial Parent Employee Directors will be Stuart L. Scott, M.G. Rose, Robert C. Spoerri and Daniel W. Cummings and the initial Parent Independent Directors will be Darryl Hartley-Leonard, Thomas C. Theobald and John R. Walter. The initial JLW Directors will be selected by the Sellers' Representatives no later than 45 days following the date of this Agreement and shall be subject to the approval of Parent, which approval shall not be unreasonably withheld or delayed. If, prior to the Closing, any Parent Director or JLW Director shall decline or be unable to serve, Parent or the Sellers' Representatives, as the case may be, shall designate another individual to serve in such director's place, subject to the requirement that at least three of the Parent Directors and three of the JLW Directors shall be Independent Directors and subject to the approval of the Sellers' Representatives (in the case of the Parent Directors) or Parent (in the case of the JLW Directors), as applicable, which approval shall not be unreasonably withheld or delayed. Parent shall cause the individuals designated by the Sellers' Representatives as the initial JLW Directors to be appointed as directors of Parent immediately following the Closing.

                  (c) The initial designation of the JLW Directors among the three classes of directors comprising the Board shall be agreed among Parent and the Sellers' Representatives, provided that the Parent Directors and the JLW Directors shall be divided as equally as is feasible among such classes. During the Transition Period, each standing committee of the Board shall be constituted of an equal number of (i) Parent Directors, who shall be selected by the Parent Nominating Committee, and (ii) JLW Directors, who shall be selected by the JLW Nominating

Committee. Notwithstanding the foregoing, at any time when a Fifteenth Director (as defined below) is in office, the Parent Nominating Committee and the JLW Nominating Committee may, acting as a single committee, appoint the Fifteenth Director as an additional member of any committee of the Board, which appointment must be approved by a majority of the members of the Parent Nominating Committee and a majority of the members of the JLW Nominating Committee.

                  (d) During the Transition Period, the Parent Employee Directors in office from time to time, together with two or more Parent Independent Directors selected by such Parent Employee Directors, shall constitute a committee of the Board (the "Parent Nominating Committee") with the powers and duties delegated to such committee in Article X of the Amended Parent Bylaws, and the JLW Employee Directors in office from time to time, together with two or more JLW Independent Directors selected by such JLW Employee Directors, shall constitute a committee of the Board (the "JLW Nominating Committee") with the powers and duties delegated to such committee in Article X of the Amended Parent Bylaws. Except as otherwise set forth in such Article X, the Parent Nominating Committee and the JLW Nominating Committee (collectively, the "Nominating Committees") will exercise all power and authority of the Board with respect to the designation of persons as the nominees of the Board for election to, or designating persons to fill vacancies on, the Board. Notwithstanding any other provision hereof to the Company of the Amended Parent Bylaws, (i) it shall be a qualification for any director elected by the Board to replace any JLW Director (whose term is expiring or has expired or who shall have been removed or become disqualified or who shall have resigned, retired, died or otherwise shall fail to continue to serve as a director of Parent) that such replacement director shall have been nominated by the JLW Nominating Committee, and (ii) it shall be a qualification for any director elected by the Board to replace any Parent Director (whose term is expiring or has expired or who shall have been removed or become disqualified or who shall have resigned, retired, died or otherwise shall fail to continue to serve as a director of Parent) that such replacement director shall have been nominated by the Parent Nominating Committee.

                  (e) During the Transition Period, prior to each meeting of the stockholders at which the term of office of any Parent Director is expiring or at which any replacement for a Parent Director is to be elected, the Parent Nominating Committee may designate a nominee for election to such position (which designee must be reasonably acceptable to the JLW Nominating Committee), and prior to each meeting of the stockholders at which the term of office of any JLW Director is expiring or at which any replacement for a JLW Director is to be elected, the JLW Nominating Committee may designate a nominee for election to such position (which designee must be reasonably acceptable to the Parent Nominating Committee); provided that at least three Parent Directors and at least three JLW Directors shall at all times be Independent Directors;

provided, further, that at least one JLW Independent Director shall at all times have his primary place of business and residence outside of the United Kingdom.

                  (f) During the Transition Period, if any Parent Director is removed from the Board, becomes disqualified, resigns, retires, dies or otherwise cannot continue to serve as a member of the Board, the Parent Nominating Committee shall have the exclusive power to designate a person to fill such vacancy, and if any JLW Director is removed from the Board, becomes disqualified, resigns, retires, dies or otherwise cannot continue to serve as a member of the Board, the JLW Nominating Committee shall have the exclusive power to designate a person to fill such vacancy, in each case, subject to the approval of a majority of directors then remaining in office; provided that at least three Parent Directors and three JLW Directors shall at all times be Independent Directors; provided, further, that one JLW Independent Director shall at all times have his primary place of business and residence outside of the United Kingdom.

                  (g) During the Transition Period, in the event that the number of members constituting the Board is increased to fifteen in accordance with
Section 1.9(b) hereof, the Parent Nominating Committee and the JLW Nominating Committee, acting as a single committee, shall elect an Independent Director to fill such vacancy (the "Fifteenth Director"), which Independent Director must be approved by a majority of the members of the Parent Nominating Committee, a majority of the members of the JLW Nominating Committee and a majority of the entire Board. Prior to any meeting of the stockholders at which the term of office of such Fifteenth Director is expiring or at which a replacement for such director is to be elected, the Parent Nominating Committee and the JLW Nominating Committee, acting as a single committee, shall designate a nominee for such position, which Independent Director must be approved by a majority of the members of the Parent Nominating Committee and a majority of the members of the JLW Nominating Committee, and at such meeting of stockholders the nominations shall not be closed or the vote taken until such nominee shall have been nominated. During the Transition Period, neither the Board nor any committee thereof shall nominate (or cause there to be nominated) any person to replace such Fifteenth Director who has not been so designated by the Nominating Committees. In the event that such Fifteenth Director is removed from the Board, becomes disqualified, resigns, retires, dies or otherwise cannot continue to serve as a member of the Board, the Parent Nominating Committee and the JLW Nominating Committee, acting as a single committee, shall have exclusive power on behalf of the Board to designate a person to fill such vacancy and shall jointly, acting as a single committee, designate an Independent Director to serve in such position, which Independent Director must be approved by a majority of the members of the Parent Nominating Committee, a majority of the members of the JLW Nominating Committee and a majority of directors then remaining in office.

                  (h) Stuart L. Scott shall hold the position of Chairman of the Board and Chief Executive Officer of Parent for a period of at least two years following the Closing, or until his earlier removal, disqualification, resignation, retirement, death or incapacity. Christopher Peacock shall hold the position of President, Deputy Chief Executive Officer and Chief Operating Officer of Parent for a period of at least two years following the Closing, or until his earlier removal, disqualification, resignation, retirement, death or incapacity. If at any time following the Closing, the position of Chairman of the Board and Chief Executive Officer of Parent or President, Deputy Chief Executive Officer and Chief Operating Officer of Parent becomes vacant, such vacancy shall be filled by a majority vote of the entire Board of Directors; provided that during the two-year period immediately following the Closing, the Chairman of the Board and Chief Executive Officer of Parent and President, Deputy Chief Executive Officer and Chief Operating Officer of Parent shall be selected from the officers or employees of Parent immediately prior to the Closing ("Parent Employees") and the partners, officers or employees of the JLW Businesses immediately prior to the Closing ("JLW Employees"); provided, further, that during such period, (i) if the office of the Chairman and Chief Executive Officer of Parent is held by a Parent Employee, then the office of President, Deputy Chief Executive Officer and Chief Operating Officer of Parent shall be held by a JLW Employee and (ii) if the office of Chairman of the Board and Chief Executive Officer of Parent is held by a JLW Employee, then the office of President, Deputy Chief Executive Officer and Chief Operating Officer of Parent shall be held by a Parent Employee. The Chairman of the Board and Chief Executive Officer, the President, Deputy Chief Executive Officer and Chief Operating Officer of Parent may only be removed from office by a majority vote of the entire Board of Directors; provided that neither Mr. Scott nor Mr. Peacock may be removed from such respective positions, with or without cause, prior to the second anniversary of the Closing, unless such removal is approved by at least two-thirds of the entire Board.

                  (i) During the Transition Period, the affirmative vote of at least 75% of the entire Board of Directors shall be required to alter or amend, or adopt any provision inconsistent with, or repeal, in whole or in part,
Article III, Article IV or Article X of the Amended Parent Bylaws.

                  (j) As used in this Section 1.9, "entire Board" means the total number of directors Parent would have if there were no vacancies.

         Section 1.10 Integration. (a) In order to accomplish and effect the Integration, each of the JLW Parties, the Shareholders and the Related JLW Owners will take (or cause to be taken) the actions contemplated to be taken by such Persons under the terms of the Integration Plan and the Integration Agreements, subject to satisfaction or waiver of the conditions set forth therein, in the order provided therein and on a basis such that (except as otherwise set forth below) the

Integration Completion will occur no later than the third Business Day or as soon thereafter as is practicable following the Integration Commencement Date but in no event later than five Business Days thereafter; provided that any action identified in the Integration Plan and the Integration Agreements as being a "post-closing action" (the "Post-Closing Integration Actions") may be postponed until after the Closing Date; provided further, that the Sellers, the Shareholders and the Related JLW Owners shall have no responsibility after the Closing Date with respect to the performance of any Post-Closing Integration Actions contemplated to be taken by any Company or Company Subsidiary under the Integration Plan and the Integration Agreements.

                  (b) Certain of the Sellers, the Companies and the Shareholders and Related JLW Owners are entering into an Escrow Agreement in the form attached to Annex B hereto (the "Integration Escrow Agreement"), pursuant to which certain agreements, instruments and other documents described in the Integration Plan have been or will be deposited with the Escrow Agents described therein for the purpose of facilitating the implementation of the Integration Plan.


                                   ARTICLE II

                             MATTERS RELATING TO THE
                             -----------------------
                       SHAREHOLDER TRANSACTION DOCUMENTS;
                       ----------------------------------
                                  REALLOCATION
                                  ------------

         Section 2.1 Signing Procedures. (a) The signing procedures set forth in this Section 2.1 shall not commence until the satisfaction of any applicable regulatory requirements. Parent shall promptly complete the preparation of such Offering Memorandum and in doing so shall consult with the Shareholders' Representatives, the JLW Sellers, the Companies and the financial advisers and counsel to the JLW Sellers in connection therewith, and shall permit them to participate in the preparation of such Offering Memorandum. As soon as reasonably practicable after the satisfaction of the last such regulatory requirement, with respect to each Person listed as a "Shareholder" on the Preliminary Master Shareholder List and to each person listed as a "Shareholder" on the Preliminary Master Shareholder List attached to each of the Other Purchase Agreements (each a "Designated JLW Shareholder" and, collectively, the "Designated JLW Shareholders"), (i) the applicable JLW Sellers will distribute, or cause to be distributed, to such Designated JLW Shareholder (A) a letter from one or more of the Management Shareholders on behalf of the International Board of the JLW Businesses (and in each case in his or their respective capacities as members of such International Board), substantially in the form approved by Parent, which letter shall include the approval and recommendation of such International Board in favor of this Agreement and the Other Purchase Agreements and the transactions contemplated hereby and thereby, including but not limited to the sale of Shares, (B) execution copies of the Integration Agreements (if any) to which such Designated JLW Shareholder is contemplated to be a party pursuant to the Integration Plan (the "Applicable Integration Agreements"), (C) an execution copy of a form of employment contract to be entered into by such Designated JLW Shareholder or Related JLW Owner and a Company or Company Subsidiary, in a form previously provided to Parent and (D) with respect to Additional JLW Procon I Trust Beneficial Owners, execution copies of the agreements and instruments necessary for such person to become a JLW Procon I Trust Beneficial Owner, and
(ii) Parent will distribute, or cause to be distributed, to such Designated JLW Shareholder (A) a copy of the Offering Memorandum, (B) an execution copy of each of the Applicable Joinder Agreement, the Stockholder Agreement and the Escrow Agreement (the agreements referenced in clauses (i)(B), (i)(C) and (ii)(B) above are collectively referred to herein as the "Shareholder Transaction Documents"), and (C) a letter (the "Instruction Letter") setting forth instructions for returning to Parent the agreements referenced in clause (ii)(B) above as executed by such Designated JLW Shareholder and Related JLW Owner, if applicable, which letter shall provide that if such Designated JLW Shareholder desires to enter into such agreements, then such agreements must be signed by such Designated JLW Shareholder and, if the Person named as the "Shareholder" in such agreements is not a natural person, the Related JLW Owner, and received by Parent by the 21st day (or such later date approved by Parent) (the "Final Return Date") after the date upon which the Shareholder Transaction Documents are first distributed to the Designated JLW Shareholders (the "Commencement Date"). The Instruction Letter shall also indicate the method for a Shareholder to revoke such Shareholder's acceptance prior to the Final Return Date. If requested by Parent, the signature of each Shareholder shall be guaranteed or witnessed in accordance with local practice or custom in the jurisdiction in which such signature is given; provided that such practice or custom must be reasonably satisfactory to Parent. Promptly following the Final Return Date, Parent shall sign each of the Shareholder Transaction Documents properly completed, executed and returned to Parent, and shall promptly return fully executed originals thereof to the applicable Shareholders, together with copies thereof to the Shareholders' Representatives.

                  (b) On or prior to the date (the "Commitment Date") falling 35 days (or such later date as Parent and the Shareholders' Representatives may mutually agree upon in writing) after the Commencement Date, the Shareholders' Representatives shall prepare and, subject to paragraph (c) of this Section 2.1, deliver to Parent the Final Master Shareholder List. Parent shall provide to the Shareholders' Representatives, in the course of each day during the period between the Commencement Date and the Commitment Date, a list of each Designated JLW Shareholder who has, by midday on the previous day and pursuant to and in accordance with the instructions provided in the Instruction Letter, executed and delivered to Parent the documents referred to therein.

                  (c) If the Final Master Shareholder List delivered to Parent is identical to the Preliminary Master Shareholder List, then Parent shall be required to accept such Final Master Shareholder List. If the Final Master Shareholder List does not include the name of each Designated JLW Shareholder, the Shareholders' Representatives shall not be obligated to deliver the Final Master Shareholder List. If the Final Master Shareholder List does not include the name of each Designated JLW Shareholder, Parent shall have the right to reject such list by written notice thereof delivered to the Shareholders' Representatives. Notwithstanding any such rejection by Parent of a Final Master Shareholder List, during the period between the Commencement Date and the Commitment Date, the Shareholders' Representatives shall be entitled to deliver a revised Final Master Shareholder List, subject to Parent's right to reject such Final Master Shareholder List in accordance with the third sentence of this
Section 2.1(c). Parent shall acknowledge any acceptance by Parent of a Final Master Shareholder List by delivering written notice of such acceptance promptly to the Shareholders' Representatives. The parties acknowledge and agree that the acceptance by Parent of a Final Master Shareholder List which does not include the name of each Designated JLW Shareholder shall not constitute a waiver by Parent of any inaccuracy or breach of any representation or warranty contained herein or in any Joinder Agreement or any rights of the Indemnified Persons under the Escrow Agreement.

         Section 2.2 Permitted Reallocation of Consideration and Shares. In the event that any Designated JLW Shareholders are not included on the Final Master Shareholder List (collectively, the "Non-Participating Designated JLW Shareholders"), the Consideration Shares and Cash Consideration, if any, that were allocated to such Non-Participating Designated JLW Shareholders on the Preliminary Master Shareholder List or the Preliminary Master Shareholder Lists attached to the Other Purchase Agreements, as the case may be, shall be reallocated, as follows: Consideration Shares and Cash Consideration allocated to a Non-Participating Designated JLW Shareholder that would have been a (i) JLW England Shareholder, (ii) JLW Scotland Shareholder, (iii) JLW Ireland Shareholder, (iv) Asia Region Shareholder or (v) Australasia Region Shareholder, shall be reallocated among the other JLW England Shareholders, JLW Scotland Shareholders, JLW Ireland Shareholders, Asia Region Shareholders or Australasia Region Shareholders, as the case may be, pro rata among such JLW England Shareholders, JLW Scotland Shareholders, JLW Ireland Shareholders, Asia Region Shareholders or Australasia Region Shareholders, as the case may be (on the basis of the Initial Consideration Shares issued to such Shareholders). As soon as practicable following the Shareholder Determination Date, the Shareholders' Representatives, with the cooperation of Parent, shall deliver, or cause to be delivered, to each Shareholder and Other Shareholder a definitive Annex B to the Applicable Joinder Agreement and Other Joinder Agreement, as applicable, reflecting such reallocation. Any reallocation pursuant to this Section 2.2 shall be reflected in an equivalent reallocation pursuant to the Integration Agreement (if any) pursuant to which the relevant Shareholder receives his or her Shares.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------
                          OF THE SELLERS, THE COMPANIES
                          -----------------------------
                         AND THE MANAGEMENT SHAREHOLDERS
                         -------------------------------

                  The Sellers, jointly and severally, the Companies, jointly and severally, and the Management Shareholders, severally and not jointly, make the representations and warranties set forth below to the Buyers (the parties hereto agree that (i) the representations and warranties of each Management Shareholder set forth in this Article III shall be expressly limited to such Management Shareholder's Knowledge, and that, except to the extent provided in Section 11.2 hereof, no Management Shareholder shall have any liability with respect to any such representation and warranty unless and until the Closing occurs and (ii) the representations and warranties of the Companies contained herein shall not give rise to any right to indemnification against such Companies and shall only be made to the extent that it is lawful for the Companies to make such representations and warranties).

         Section 3.1 Shares; Claims to Assets. (a) As of the date of this Agreement (assuming that the Designated JLW Shareholders execute and deliver the Shareholder Transaction Documents), the Designated JLW Shareholders will be the only Persons entitled to receive any of the Consideration Shares or the Cash Consideration upon completion of the transactions contemplated hereby and by the other Operative Agreements. Upon completion of the Integration, the Shares will comprise in the aggregate the whole of the issued and outstanding share capital of the Companies. Upon completion of the Integration, no Person, other than the Shareholders and their Related JLW Owners, if applicable, and then only to the extent provided in Annex B to the Applicable Joinder Agreements or as specifically provided for herein or in the other Operative Agreements, will have any right or claim to any of the Consideration Shares or Cash Consideration or (other than as expressly provided in this Agreement) other payment or consideration (with respect to an ownership, partnership, trust or similar interest, right of participation or otherwise) from any of the Companies or Company Subsidiaries as a result of or in connection with the consummation of the transactions contemplated by this Agreement, the Other Purchase Agreements and the Operative Agreements.

                  (b) Except as set forth in Section 3.1 of the Company Disclosure Schedule, no current or former shareholder, director, officer or employee of any Seller, Company or Company

Subsidiary owns or has any rights in or to any of the specific assets, properties or rights (other than cash permitted to be distributed or paid in accordance with this Agreement or Annex B to an Applicable Joinder Agreement) of or used by any Company or Company Subsidiary in the ordinary course of its business.

         Section 3.2 Corporate Organization. Each of JLW Pacific and JLW Holdings is duly incorporated and validly existing under the laws of the Cook Islands; Transact Thailand is duly incorporated and validly existing under the laws of Thailand; Transact Singapore is duly incorporated and validly existing under the laws of Singapore; and Transact HK is duly incorporated and validly existing under the laws of Hong Kong. Each Company (i) has all requisite corporate power and authority to carry on its business as currently conducted and to own the properties and assets currently owned by it and (ii) is duly qualified or licensed to do business as a foreign Person (and, if applicable, in good standing) in all the jurisdictions in which such qualification or licensing is required, except jurisdictions in which the failure to be so qualified or licensed (and, if applicable, in good standing) would not be reasonably expected to have a Company Material Adverse Effect. True and complete copies of the certificate of incorporation and bylaws or memorandum and articles of association (or similar organizational documents), as applicable, and, (a) in the case of JLW Pacific and JLW Holdings, any other documents required to be annexed thereto in accordance with the International Companies Act 1981-82 of the Cook Islands (the "Cook Islands Companies Act"), (b) in the case of Transact Thailand, any other documents required to be annexed thereto in accordance with The Civil and Commercial Code of Thailand (the "Thailand Civil Code"), (c) in the case of Transact Singapore, any other documents required to be annexed thereto in accordance with the Companies Act, Chapter 50 of Singapore (the "Singapore Companies Act") and (d) in the case of Transact HK, any other documents required to be annexed thereto in accordance with Section 117 of the Companies Ordinance (Cap. 32 of the Laws of Hong Kong) (the "HK Companies Ordinance"), all as presently in effect, are attached to Section 3.2 of the Company Disclosure Schedule. In respect of each of JLW Pacific and JLW Holdings, all filings required by law to be made with the Registrar of International and Foreign Companies of the Cook Islands (the "Cook Islands Registrar") have been made, and neither JLW Pacific nor JLW Holdings has received any application or request for ratification of its statutory registers or any notice that any of them is incorrect. In respect of Transact Thailand, all filings required by law to be made with the Registrar of Companies and Partnerships (the "Thailand Registrar of Companies") and the Ministry of Commerce in Thailand (the "Thailand Ministry of Commerce") have been made and Transact Thailand has not received any application request for ratification of its statutory registers or any notice that any of them are incorrect. In respect of Transact Singapore, all filings required by law to be made with the Registrar of Companies and Businesses of Singapore (the "Singapore Registrar") have been made, and Transact Singapore has not received any application or request for ratification of its statutory registers or any notice that any of them is incorrect. In respect of

Transact HK, all filings required by law to be made with the Registrar of Companies in Hong Kong (the "HK Registrar") have been made, and Transact HK has not received any application or request for ratification of its statutory registers or any notice that any of them is incorrect.

         Section 3.3 Capitalization of the Companies. (a) The authorized share capital of (i) JLW Pacific consists of 3,000 ordinary shares of US$1 per share divided into A-Z classes of 100 shares each and 400 unclassified ordinary shares, of which 100 "A" shares of US$1 per share are issued and outstanding;
(ii) JLW Holdings consists of 3,000 ordinary shares of US$1 per share divided into A-Z classes of 100 shares each and 400 unclassified ordinary shares, of which 4 "A" shares and 1 "B" share of US$1 per share are issued and outstanding and 2,995 shares are held in its treasury; (iii) Transact Thailand consists of 40,000 shares, par value 100 Baht per share, of which 40,000 shares are issued and outstanding and no shares are held in its treasury; (iv) Transact Singapore consists of 90,000 ordinary shares of S$1 per ordinary share and 10,000 preference shares of S$1 per preference share, of which all 100,000 shares are issued and outstanding and no shares are held in its treasury; and (v) Transact HK consists of 10,000 shares of HK$1 each, of which 10,000 shares are issued and outstanding and no shares are held in its treasury. As of the date hereof (and as of the Closing Date), all of the Shares of each of the Companies have been (and will have been) validly issued and are (and will be) fully paid up. The legal and beneficial owners of all of the Shares as of the date hereof are set forth in Section 3.3(a) of the Company Disclosure Schedule and the legal and beneficial owners of all of the Shares as of the Closing Date shall be identified on the Final Master Shareholder List.

                  (b) Except as set forth in Section 3.3(b) of the Company Disclosure Schedule, there are no outstanding: (i) securities convertible into or exchangeable for, directly or indirectly, any share capital (including the Shares), debentures or other securities of any Company or Company Subsidiary; or
(ii) subscriptions, options, warrants, calls, rights, contracts, commitments, understandings, restrictions or arrangements relating to the issuance, allotment, sale, purchase, transfer or voting of any share capital (including the Shares), debentures or other securities of any Company or Company Subsidiary. Except as set forth in Section 3.3(b) of the Company Disclosure Schedule, no Company or Company Subsidiary: (i) is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire, retire, cancel, reduce or redeem any of its issued share capital, capital stock or other ownership interests; and (ii) has any liability for dividends or other distributions declared, accrued or unaccrued with respect to any of its issued share capital or capital stock or in respect of any ownership, trust or other participating interest therein.

         Section 3.4 Subsidiaries and Affiliates. Section 3.4 of the Company Disclosure Schedule sets forth the name, jurisdiction of incorporation or formation and authorized, issued and outstanding share capital of each Company Subsidiary. Except as disclosed in Section 3.4 of the Company Disclosure Schedule, no Company owns, directly or indirectly, any share capital or other equity securities of any Person or has any direct or indirect equity or ownership interest or in any partnership, joint venture or business. Except as set forth in Section 3.4 of the Company Disclosure Schedule, all the outstanding share capital or capital stock, as applicable, of each Company Subsidiary is owned, directly or indirectly, as of the date hereof, by one or more Companies and will be owned, directly or indirectly, as of the Closing Date, by one or more Companies, in each case free and clear of all Encumbrances, and has been validly issued and is fully paid and, to the extent that the concept of assessability of capital stock is potentially applicable, is nonassessable. Each Company Subsidiary: (i) is duly organized or incorporated and validly existing (and, if applicable in good standing) under the laws of its jurisdiction of incorporation or formation; (ii) has all requisite corporate or similar power and authority to carry on its business as it is now being conducted and to own the properties and assets it now owns; and (iii) is duly qualified or licensed to do business as a foreign entity (and, if applicable, in good standing) in all jurisdictions in which such qualification or licensing is required, except jurisdictions in which the failure to be so qualified or licensed (or, if applicable, in good standing) would not have a Company Material Adverse Effect. True and complete copies of the certificate of incorporation and bylaws or memorandum and articles of association (or similar organizational documents) and all documents required to be annexed thereto, as applicable, as presently in effect, of each Company Subsidiary have been previously provided to Parent.

         Section 3.5 Authorization. Each Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Integration Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby. Each Company has taken all corporate action necessary to authorize and approve the execution and delivery by such Company of this Agreement and each Integration Agreement to which it is a party, and no other action on the part of the shareholders of such Company is required for such Company to execute and deliver this Agreement and each Integration Agreement to which it is a party, and to consummate the transactions contemplated hereby and thereby. This Agreement and each Integration Agreement has been duly and validly executed and delivered by each JLW Party which is a party thereto and constitute a valid and binding agreement of each such JLW Party, enforceable against each such JLW Party in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization and other similar Laws affecting creditors generally and by general principles of equity, regardless of whether in a proceeding at equity or in law.

         Section 3.6 No Violation. Neither the execution and delivery by any JLW Party of this Agreement or any other Operative Agreement or Integration Agreement to which it is a party, nor the consummation by any Seller or Company of the transactions contemplated hereby or thereby, shall: (i) violate or be in conflict with any provision of the certificate of incorporation and bylaws or memorandum of articles of association (or similar organizational documents), as applicable, of any Seller, Company or Company Subsidiary; (ii) except as specified in Section 3.6 or 3.7 of the Company Disclosure Schedule, violate, be in conflict with, constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, cause or permit the acceleration of, or give rise to any right of termination, imposition of fees or penalties under, any debt, Contract, instrument or other obligation to which any Seller, Company or Company Subsidiary is a party or by which its assets are bound or affected, or result in the creation or imposition of any Lien upon any property or assets (including any Encumbrance upon any Shares) of any JLW Party or Company Subsidiary; or (iii) violate any statute, law, judgment, decree, order, regulation, rule or other similar authoritative matters ("Laws") of any foreign, federal, state or local governmental, quasi-governmental, administrative, regulatory or judicial court, department, commission, agency, board, bureau, instrumentality or other authority ("Authority"); except, in the case of clause (ii) or (iii) above, for any of the same that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect or materially impair the ability of any JLW Party to perform his, her or its obligations hereunder or thereunder or prevent or materially delay the consummation of the transactions contemplated hereby and thereby.

         Section 3.7 Consents and Approvals. Except as set forth in Section 3.6 or 3.7 of the Company Disclosure Schedule, no Consents from or of any third party or any Authority are necessary for execution and delivery of this Agreement, the other Operative Agreements or the Integration Agreements by any Seller or Company or the consummation by any Seller or Company of the transactions contemplated hereby or thereby, or to enable the Companies and the Company Subsidiaries to continue to conduct the businesses currently conducted by the Companies and the Company Subsidiaries at their present locations after the Closing Date in a manner which is consistent with that in which such businesses are presently conducted, except for the approval of the Bermuda Monetary Authority (the "Required Regulatory Approvals"), and except for such other Consents as to which the failure to obtain, individually or in the aggregate, would not be reasonably expected to have a Company Material Adverse Effect or materially impair the ability of any JLW Party to perform his, her or its obligations hereunder or thereunder or prevent or materially delay the consummation of the transactions contemplated hereby and thereby.

         Section 3.8 Financial Statements. (a) Set forth in Section 3.8 of the Company Disclosure Schedule are: (i) the audited consolidated or combined (as applicable) balance sheets of (A) JLW England and its Subsidiaries, (B) JLW Scotland and its Subsidiaries, (C) JLW Ireland and its Subsidiaries, (D) the Asia Region Companies and their respective Subsidiaries and (E) the Australasia Region Companies and their respective Subsidiaries in each case as of December 31, 1997 and the related consolidated or combined (as applicable) profit and loss accounts, statements of cash flows, statements of movements on reserves and statements of total recognized gains and losses for the year then ended (including notes thereto and the accounting policies used in connection therewith), all certified by independent certified public accountants, whose reports thereon are included therein (the "Audited Financial Statements"), (ii) the unaudited consolidated or combined (as applicable) balance sheets of (A) JLW England and its Subsidiaries,
(B) JLW Scotland and its Subsidiaries, (C) JLW Ireland and its Subsidiaries, (D) the Asia Region Companies and their respective Subsidiaries and (E) the Australasia Region Companies and their respective Subsidiaries in each case as of June 30, 1998 and the related consolidated or combined (as applicable) profit and loss accounts statements of cash flows, statements of movements on reserves and statements of total recognized gains and losses for the six-month period then ended (collectively the "Interim Financial Statements" (or, in the case of the Companies and the Company Subsidiaries, the "Asia Interim Financial Statements") and, collectively with the Audited Financial Statements, the "Financial Statements"), (iii) the schedules combining the foregoing balance sheets, so as to eliminate or adjust for (A) intercompany activity between or among any one or more of (1) JLW England and its Subsidiaries, (2) JLW Scotland and its Subsidiaries and (3) JLW Ireland and its Subsidiaries, (B) intercompany activity between or among (x) any one or more of such entities and (y) any one or more of the Asia Region Companies and their respective Subsidiaries and (z) any one or more of the Australasia Region Companies and their respective Subsidiaries and (C) the gross-up of revenues and expenses (previously accounted for under the cost or equity method of accounting) related to the businesses which will be one hundred percent owned as a result of the transactions contemplated by this Agreement and the Other Purchase Agreements, in each case as of December 31, 1997 (the "JLW Combined Year-End Balance Sheet Schedules") and June 30, 1998 (the "JLW Combined Interim Balance Sheet Schedules" and, collectively with the JLW Combined Year-End Balance Sheet Schedules, the "JLW Combined Balance Sheet Schedules") and (iv) the schedules combining the foregoing consolidated or combined (as applicable) profit and loss accounts so as to eliminate or adjust for (A) intercompany activity between or among any one or more of (1) JLW England and its Subsidiaries, (2) JLW Scotland and its Subsidiaries, and (3) JLW Ireland and its Subsidiaries, (B) intercompany activity between or among (x) any one or more of such entities and (y) any one or more of the Asia Region Companies and their respective Subsidiaries and (z) any one or more of the Australasia Region Companies and their respective Subsidiaries and (C) the gross-up of revenues and expenses (previously accounted for under the cost or equity method of accounting) related to the businesses which will be one-hundred percent owned as a result of the transactions contemplated by this Agreement and the Other Purchase Agreements, in each case for the year ended December 31, 1997 and the six-month period ended June 30, 1998 (the "JLW Combined Income Statement Schedules" and, collectively with the JLW Combined Balance Sheet Schedules, the "JLW Combined Financial Statement Schedules"). The consolidated or combined (as applicable) financial statements of the Asia Region Companies and their respective Subsidiaries included in the Financial Statements (including the notes thereto) fairly present in all material respects the consolidated or combined (as applicable) financial condition of the entities referred to therein as of the respective dates and for the respective periods referred to therein (subject, in the case of the financial statements as of and for the six months ended, June 30, 1998, to normal year-end adjustments that will not be material (in relation to the applicable financial statements) in amount or effect) in conformity with UK GAAP consistently applied. The financial statements referred to in the immediately preceding sentence have been derived from the books and records of the entities referred to therein. Certain notes to the financial statements referred to in such sentence contain reconciliations of net income, partners' funds or shareholders' equity (as applicable) and cash flows of such entities from UK GAAP to US GAAP, and such net income, partners' funds or shareholders' equity (as applicable) and cash flows of such entities as so reconciled are fairly presented in all material respects as of the respective dates and for the respective periods referred to therein (subject, in the case of any of the same as of, and for the six months ended, June 30, 1998, to normal year-end adjustments that will not be material (in relation to the applicable financial statements) in amount or effect), in conformity with US GAAP. The JLW Combined Balance Sheet Schedules and the JLW Combined Income Statement Schedules include the appropriate combining adjustments (including the eliminations and adjustments referred to in subclauses (A), (B) and (C) of clauses (iii) and (iv) of the first sentence of this Section 3.8(a)) which have been properly applied to the historical amounts in the compilation thereof.

                  (b) The consolidated or combined (as applicable) financial statements of the Companies and the Company Subsidiaries, included in each case in the Nine-Month Interim Financial Statements to be delivered pursuant to
Section 5.7 hereof will fairly present in all material respects the consolidated or combined (as applicable) financial condition of the entities referred to therein as of the respective dates and for the respective periods referred to therein (subject to normal year-end adjustments that will not be material (in relation to the applicable financial statements) in amount or effect) in conformity with UK GAAP consistently applied. The Nine-Month Interim Financial Statements will be derived from the books and records of the entities referred to therein. Certain notes to the Nine-Month Interim Financial Statements will contain reconciliations of net income, partners' funds or shareholders' equity (as applicable) and cash flows of such entities from UK GAAP to US GAAP, and such net income, partners' funds or shareholders' equity (as applicable) and cash flows of such entities as so reconciled will be fairly presented in all material respects as of the date and for the period referred to therein (subject to normal year-end adjustments that will not be material (in relation to the applicable financial statements) in amount or effect), in conformity with US GAAP. The JLW Combined 9/30 Balance Sheet Schedules and the JLW Combined 9/30 Income Statement Schedules to be delivered pursuant to Section 5.7 hereof will include the appropriate combining adjustments (including the eliminations and adjustments referred to in clauses (A), (B) and (C) in the definitions of JLW Combined 9/30 Balance Sheet Schedules and JLW Combined 9/30 Income

Statement Schedules) which will be properly applied to the historical amounts in the compilation thereof.

                  (c) To the knowledge of each Seller, Company and Company Subsidiary, the accounting books and records of each Company and Company Subsidiary (i) are correct and complete in all material respects (after taking into account adjustments made in the ordinary course of business consistent with past practice necessary to produce the applicable accounts); (ii) are properly maintained in all material respects (in relation to each such entity) in a manner consistent with past practice; and (iii) have recorded therein all the properties, assets and liabilities of such entity required to be so recorded under applicable generally accepted accounting standards.

         Section 3.9 No Undisclosed Liabilities. There are no Liabilities of any Company or Company Subsidiary of any kind whatsoever and no Management Shareholder, Seller, Company or Company Subsidiary knows of any valid basis for the assertion of any such Liabilities, and no existing condition, situation or set of circumstances exists which could reasonably be expected to result in a Liability, other than:

                  (a) Liabilities adequately and expressly reflected and reserved for in the Asia Interim Financial Statements;

                  (b) Liabilities incurred in the ordinary and usual course of business consistent with past practice since June 30, 1998;

                  (c) Liabilities set forth in Section 3.9(c) of the Company Disclosure Schedule;

                  (d) Liabilities disclosed in other sections of the Company Disclosure Schedule in respect of representations and warranties set forth in other sections of this Article III or not required to be disclosed in other sections of the Company Disclosure Schedule by reason of materiality or other specifically identified exceptions or exclusions set forth in such representations and warranties;

                  (e) Liabilities arising under (x) Contracts or Licenses listed or disclosed in other sections of the Company Disclosure Schedule in respect of representations or warranties set forth in other sections of this Article III or
(y) Contracts or Licenses not required to be listed or described in other sections of the Company Disclosure Schedule in respect of such representations and warranties by reason of materiality or other specifically identified exceptions or exclusions set forth therein (other than Liabilities arising out of breaches or violations of such Contracts or Licenses); and

                  (f) other Liabilities which, in any individual case, do not exceed US$500,000.

         Section 3.10 Absence of Certain Changes. Except as and to the extent set forth in Section 3.10 of the Company Disclosure Schedule, since June 30, 1998, (a) each Company and Company Subsidiary has conducted its businesses only in the ordinary and usual course of business consistent with past practice and
(b) (i) no individual or cumulative material adverse change in the business, properties, assets, liabilities, financial condition or results of operations of the Companies and the Company Subsidiaries, taken as a whole, has occurred, (ii) no individual or cumulative event or development has occurred that is reasonably expected in the reasonable opinion of JLW Holdings to have a material adverse change in or effect on the business, properties, assets, liabilities, financial condition or results of operations of the Companies and the Company Subsidiaries, taken as a whole, and (iii) no Company or Company Subsidiary has taken, or permitted to be taken, any action that, if taken or permitted to be taken during the period from the date of this Agreement through the Closing Date without the consent of Parent, would constitute a breach of Section 5.1 hereof.

         Section 3.11 Real Property.

                  (a) Owned Real Property. No Company or Company Subsidiary owns any real property.

                  (b) Real Property Leases. Section 3.11 of the Company Disclosure Schedule contains a complete and correct list of all real property leased (the "Leased Real Property") by any Company or Company Subsidiary setting forth the address, landlord and tenant for each such lease (collectively, the "Real Property Leases"). The Sellers have delivered to Parent correct and complete copies of the Real Property Leases (including any amendments, modifications or supplements thereto). Each Real Property Lease is in full force and effect. No Company, Company Subsidiary or, to the Knowledge of each Seller, Company and Company Subsidiary, any other party is in default, violation or breach in any respect under any covenant in any Real Property Lease, and no event has occurred and is continuing that constitutes or, with notice or the passage of time or both, would constitute such a default, violation or breach in any respect under any covenant in any Real Property Lease nor has any such default, violation or breach been waived or acquiesced in, which default, breach or violation in any such case would reasonably be expected to have a Company Material Adverse Effect. Except as set forth in Section 3.11 of the Company Disclosure Schedule, no Company or Company Subsidiary has sublet to any third party any portion of property covered by the Real Property Leases.

         Section 3.12 Intangible Property Rights. (a) Section 3.12(a) of the Company Disclosure Schedule sets forth a complete and accurate list of all Patents and Trademark and Copyright registrations and applications, each as owned by any Company or Company Subsidiary.

                  (b) Section 3.12(b) of the Company Disclosure Schedule identifies all commercially significant license agreements relating to Intangible Property Rights (excluding shrink wrap licenses and other Licenses relating to commercially-available software) to which any Company or Company Subsidiary is a party (the "Scheduled Agreements"). Except as indicated in
Section 3.12(b) of the Company Disclosure Schedule, a true and complete copy of each Scheduled Agreement (together with all amendments thereto) has been provided to Parent. Each Scheduled Agreement between any Company or Company Subsidiary, and any Person or Persons other than: (i) any other Company or Company Subsidiary or any Affiliate thereof, (ii) any Europe/USA Region Company, or any Subsidiary thereof, or any Affiliate of any thereof, or (iii) any Australasia Region Company, or any Subsidiary thereof, or Affiliate of any thereof (each a "Third Party Scheduled Agreement"), is a legal, valid, binding and enforceable obligation of the Company or Company Subsidiary which is/are a party or parties thereto and, to the Knowledge of each Seller, Company and Company Subsidiary, the other parties thereto, except as enforceability may be limited by bankruptcy, insolvency, reorganization and similar Laws affecting creditors generally and by the availability of equitable remedies. Except as indicated in Section 3.12(b) of the Company Disclosure Schedule, no Company, Company Subsidiary or, to the Knowledge of each Seller, Company and Company Subsidiary, any other party, is in default, violation or breach in any material respect under any Third Party Scheduled Agreement and no event has occurred and is continuing that constitutes or with notice or the passage of time would constitute, such a default, violation or breach in any material respect under any Third Party Scheduled Agreement.

                  (c) Except as set forth in Section 3.12(c) of the Company Disclosure Schedule, the Companies and Company Subsidiaries, together with the JLW Partnerships (as defined in the Europe/USA Region Agreement), Europe/USA Region Companies and the Subsidiaries thereof and the Australasia Region Companies and the Subsidiaries thereof, on a collective basis own or have the valid right to use and (except in the case of the JLW Partnerships) will, as of the Integration Completion Date (after giving effect to the Integration), own or have the valid right to use (i) the trademark (or service mark) "Jones Lang Wootton" in connection with the real estate agency, management and advisory business in the following countries: Australia, France, Germany, Hong Kong, the Netherlands, Ireland, Singapore, the United Kingdom and the United States of America (the "Designated Countries"), (ii) the property management software program known as "Credo," developed internally by JLW entities for JLW England, and (iii) to the Knowledge of each Seller, Company or Company Subsidiary, any other Intangible Property Rights used in the conduct of their businesses as of the date hereof and (except in the case of the

JLW Partnerships) thereof. Except as set forth on Schedule 3.12(c) of the Company Disclosure Schedule, no Company or Company Subsidiary has granted any mortgages, pledges, security interests, liens, charges or options to acquire (collectively, "Interests") in any Intangible Property Rights owned by it or in its rights under any License of Intangible Property Rights to which it is a party or has Knowledge of any Interests granted therein by any predecessor-in-interest which are still effective. Except as set forth in
Section 3.12(a) of the Company Disclosure Schedule, no registration or application listed in Section 3.12(a) of the Company Disclosure Schedule (i) has been cancelled, abandoned or has expired, (ii) is the subject of any existing or, to the Knowledge of each Seller, Company and Company Subsidiary, threatened opposition, interference, cancellation or other proceeding before any Authority, in each case, as to which any Company or Company Subsidiary has received written notice, and (iii) is, as of the date hereof, standing in the record ownership of the entity listed as record owner on Section 3.12(a) of the Company Disclosure Schedule. Except as set forth in Section 3.12(c) of the Company Disclosure Schedule, each trademark or service mark registration listed in Section 3.12(a) of the Company Disclosure Schedule for the trademark (or service mark) "Jones Lang Wootton" insofar as the same relates to the use thereof in connection with the real estate agency, management and advisory business in the Designated Countries, is valid as of the date hereof and will, as of the Integration Completion Date (after giving effect to the Integration), be valid; provided, however, that for the avoidance of doubt, this representation and warranty shall not extend to the "globe logo device" whether used alone, in connection with "Jones Lang Wootton," "JLW" or otherwise.

                  (d) Except as set forth in Section 3.12(d) of the Company Disclosure Schedule, to the Knowledge of each Seller, Company and Company
Subsidiary: (i) the operation of the businesses currently conducted by the Companies and Company Subsidiaries does not infringe upon, or make unauthorized use of, any Intangible Property Right of any third party (i.e., any Person or Persons other than the Companies or Company Subsidiaries, the JLW Partnerships, Europe/USA Region Companies, Australasia Region Companies or Subsidiaries or Affiliates of any thereof; provided, that such Affiliates shall be Affiliates of Parent immediately following the Closing) and (ii) there are no material unasserted claims for past infringement or past unauthorized use by any Company or any Company Subsidiary of any third parties' (as defined above) Intangible Property Rights during the past three (3) years. Except as set forth in Section 3.12(d) of the Company Disclosure Schedule, there are no claims as to which any Company or Company Subsidiary has received written notice pending or, to the Knowledge of each Seller, Company and Company Subsidiary, threatened against any Company or Company Subsidiary in respect of infringement or unauthorized use by any of them of any third parties' (as defined above) Intangible Property Rights. Except as set forth in Section 3.12(d) of the Company Disclosure Schedule, to the Knowledge of each Seller, Company and Company Subsidiary, no third party (as defined above) is infringing upon, or making unauthorized use of any Intangible Property Rights owned by any Company or Company Subsidiary. Except as set forth in Section

3.12(d) of the Company Disclosure Schedule, no claims alleging infringement or unauthorized use by third parties (as so defined) of Intangible Property Rights owned or used by any Company or Company Subsidiary have been made in writing by any Company or Company Subsidiary within the past three (3) years. Except as set forth in Section 3.12(d) of the Company Disclosure Schedule, there is no action, suit, or arbitration as to which any Company or Company Subsidiary has received written notice pending or, to the Knowledge of each Seller, Company and Company Subsidiary, threatened against any Company or Company Subsidiary which relates to Intangible Property Rights owned or used by any Company or Company Subsidiary or to any Scheduled Agreement.

                  (e) Except as set forth in Section 3.12(e) of the Company Disclosure Schedule, the operations of each Company and Company Subsidiary have been and are being conducted in accordance with all applicable Laws and other requirements of any Authority having jurisdiction over any Company or Company Subsidiary, or any of their respective properties, assets or business, which relate to data protection including, but not limited to, the Personal Data (Privacy) Ordinance (Cap. 486) of the Laws of Hong Kong and, to the Knowledge of any Seller, Company or Company Subsidiary, which relate to Intangible Property, except for such matters as would not individually or in the aggregate, have a Company Material Adverse Effect.

                  (f) Except as set forth in Section 3.12(f) of the Company Disclosure Schedule, there are no settlements, judgments, decrees, or orders currently in force, which restrict, in any material respect, any Company's or Company Subsidiary's rights to use any of the Intangible Property Rights owned by any Company or Company Subsidiary.

                  (g) No Consents from any Authority or any party to a Scheduled Agreement are necessary for execution and delivery of this Agreement, the other Operative Agreements or the Integration Agreements by any Company or the consummation by any Company of the transactions contemplated hereby and thereby.

                  (h) Except as set forth in Section 3.12(h) of the Company Disclosure Schedule, no current or former director, officer or, to the Knowledge of any Seller, Company or Company Subsidiary, any current or former employee of any Company or Company Subsidiary owns or has any rights in or to any Intangible Property Right owned or used by any Company or Company Subsidiary in the ordinary course of its business.

                  (i) This Section 3.12 and Sections 3.5, 3.6, 3.8, 3.26, 3.27
and 3.28 contain the exclusive representations and warranties of the Sellers, Companies and Management Shareholders concerning Intangible Property Rights and Licenses relating thereto.

         Section 3.13 Certain Contracts. (a) Section 3.13(a) of the Company Disclosure Schedule lists all material Contracts to which any Company or Company Subsidiary is a party or by which it or any of its properties or assets may be bound or affected ("Listed Agreements"), which list includes each of the following types of Contracts (whether or not material): (i) all property management contracts that contributed US$250,000 or more during the year ended December 31, 1997 or would reasonably be expected to contribute US$250,000 or more over the twelve months ending December 31, 1998 to the revenue of the Companies and the Company Subsidiaries; (ii) all investment advisory contracts that contributed US$250,000 or more during the year ended December 31, 1997 or would reasonably be expected to contribute US$250,000 or more over the 12 months ending December 31, 1998 to the revenue of the Companies and the Company Subsidiaries; (iii) all personal property leases where the rent exceeded US$100,000 during the year ended December 31, 1997 or would reasonably be expected to exceed US$250,000 over the term of the lease; (iv) all employment or other compensation based contracts (including, without limitation, non-competition, severance or indemnification agreements) which are currently in effect or, upon Closing, will be in effect (in which event the contract being replaced thereby need not be so listed; provided that no Company or Company Subsidiary would have any Liability thereunder) for which any Company or Company Subsidiary has or will have, as applicable, any continuing obligations with (A) any current or former officer or director of any Company or Company Subsidiary (or any company which is controlled by any such individual) other than any Designated JLW Shareholder, and (B) any other employee of any of the same whose annualized salary, bonus and other benefits exceeds US$100,000 per annum (other than any Designated JLW Shareholder) and (v) any contract of employment to be entered into by any Company or Company Subsidiary with any Designated JLW Shareholder, (vi) all consulting Contracts requiring the payment in excess of US$100,000 per annum or US$100,000 over the 12 months ending December 31, 1998;
(vii) union, guild or collective bargaining contracts relating to, and any employee handbook for, employees of any Company or Company Subsidiary; (viii) instruments for borrowed money (including, without limitation, any indentures, guarantees, loan agreements, sale and leaseback agreements, or purchase money obligations incurred in connection with the acquisition of property), involving more than $100,000; (ix) agreements for acquisitions or dispositions (by merger, purchase or sale of assets or stock or otherwise) of material assets, as to which any Company or Company Subsidiary has continuing obligations or rights;
(x) joint venture or partnership agreements; (xi) any Contract containing provisions that specifically provide circumstances pursuant to which any Company or Company Subsidiary may be required to return fees paid under such Contract (other than as a result of breach or non-performance under such Contract), which Liability could be expected to exceed US$100,000; (xii) guarantees, suretyships, indemnification and contribution agreements; and (xiii) Contracts for employment of any broker or finder in connection with the transactions contemplated by this Agreement or the Other Purchase Agreements or for any brokerage fees or commissions or finders' fees or for any financial advisory or consulting fees in connection therewith. Except as indicated in Section 3.13(a) of the Company Disclosure Schedule, a true and complete copy of each Listed Agreement (together with all amendments thereto) has been provided to Parent. Except as set forth in Section 3.13(a) of the Company Disclosure Schedule, each Listed Agreement is a legal, valid, binding and enforceable obligation of the Company or Company Subsidiary which is a party thereto and, to the Knowledge of each Seller, Company or Company Subsidiary, the other parties thereto, except as enforceability may be limited by bankruptcy, insolvency, reorganization and similar Laws affecting creditors generally and by the availability of equitable remedies. Except as set forth in Section 3.13(a) of the Company Disclosure Schedule, no Company, Company Subsidiary or, to the Knowledge of each Seller, Company or Company Subsidiary, any other party, is in default, violation or breach in any respect under any Listed Agreement, and no event has occurred and is continuing that constitutes or with notice or the passage of time would constitute, such a default, violation or breach in any respect under any Listed Agreement, other than in each case such defaults violations or breaches which individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.

                  (b) Except as set forth in Section 3.13(b) of the Company Disclosure Schedule, no Contract or License restricts, in any material (in relation to each such entity) respect, the ability of any Company or Company Subsidiary to own, possess or use its assets or conduct its operations in any geographic area.

         Section 3.14 Licenses and Other Authorizations. Except as set forth in
Section 3.14 of the Company Disclosure Schedule, the Companies and the Company Subsidiaries have received all Licenses of any Authority material to the ownership or leasing of their respective properties and to the conduct of the JLW Businesses as currently conducted. Except as disclosed in Section 3.14 of the Company Disclosure Schedule, all such Licenses are valid and in full force and effect. The Companies and the Company Subsidiaries are operating in compliance with the conditions and requirements of such Licenses and, except as disclosed in Section 3.14 of the Company Disclosure Schedule, no proceeding is pending or, to the Knowledge of any Seller, Company or Company Subsidiary, threatened, seeking the revocation or limitation of any such Licenses. Assuming the related Consents set forth in Section 3.6 or 3.7 of the Company Disclosure Schedule have been obtained prior to the Closing Date, to the extent that any transfers of such Licenses are provided for as part of the transactions contemplated by this Agreement, such transfers will be permitted, and none of such Licenses will be terminated or impaired or become terminable as a result of the transactions contemplated hereby or by the Other Operative Agreements or the Integration Agreements.

         Section 3.15 Year 2000 and Euro Compliance. The Companies have instituted a plan to test whether the Computer Systems owned by or licensed to any Company or Company

Subsidiary will be Year 2000 Compliant. To the Knowledge of each Seller, Company or Company Subsidiary, the sum of (i) the direct costs (excluding any costs that would be incurred in the ordinary course of business absent the need to become Year 2000 Compliant or Euro Compliant) of making the Computer Systems owned by or leased to any JLW Partnership, Europe/USA Region Company, Australasia Region Company or Asia Region Company, or any of their respective Subsidiaries (but, for the avoidance of doubt, excluding any Computer Systems that are owned by or leased to the owners of or tenants located in, any Managed Properties) to become Year 2000 Compliant and, in the case of any JLW Partnership or Europe/USA Region Company, or any of their respective Subsidiaries, Euro Compliant and (ii) any payments, individually or in the aggregate, under the indemnification obligation to the Australia and New Zealand Banking Group for Year 2000 problems pursuant to clause 23.5 of the Service Provider Agreement for the Provision of Property Services dated May 5, 1998 between the Australia and New Zealand Banking Group, JLW Australia and P&O Australia Limited, or under any guarantee thereof, by any Australasia Region Company or Subsidiary thereof, are not reasonably expected to exceed in the aggregate the amount set forth in Section 3.15 of the Company Disclosure Schedule. "Computer Systems" means, with respect to any Person, the computer software, firmware, hardware (whether general or special purpose), and other similar or related items of automated, computerized or software system(s) that are owned by or licensed to such Person. "Year 2000 Compliant" means, with respect to any Computer Systems, the ability of such Computer Systems (to the extent reasonably necessary in the ordinary work of business) to process data, without material impairment as to performance, involving dates prior to, during or after the year 2000. "Euro Compliant" means, with respect to any Computer Systems, the ability of such Computer Systems (to the extent reasonably necessary in the ordinary work of business) to process data, without material impairment as to performance, involving the single European currency (including without limitation complying with the conversion and rounding rules set forth in Council Regulation 11/03/97 upon the advent of the European Monetary Union).

         Section 3.16 Clients. Section 3.16(a) of the Company Disclosure Schedule sets forth (a) on a country-by-country basis, the names of the ten largest clients, as measured by combined revenue ("significant clients"), of the Companies and Company Subsidiaries during the 12-month period ended December 31, 1997 or during the 6-month period ending on June 30, 1998 and (b) the aggregate amount for which each significant client (as so defined) was invoiced during such period on a combined basis. Except as set forth in Section 3.16(b) of the Company Disclosure Schedule, no significant client (as so defined) (i) has ceased, or indicated to any Company or Company Subsidiary that it shall cease, to use the services of any Company or Company Subsidiary, (ii) has substantially reduced or indicated to any Company or Company Subsidiary that it shall substantially reduce, the use of the services of any Company or Company Subsidiary or (iii) has sought, or is seeking, to renegotiate the terms of any Contract under which any Company or Company Subsidiary is providing services to such significant client, including in each case after the consummation of the transactions contemplated hereby and by the other Operative Agreements. Except as disclosed in Section 3.16(b) to the Company Disclosure Schedule, to the Knowledge of each Seller, Company or Company Subsidiary, no significant client (as so defined) has otherwise threatened to take any action described in the preceding sentence as a result of the consummation of the transactions contemplated by this Agreement, any other Operative Agreement or any Integration Agreement.

         Section 3.17 Operation of the Businesses. Except as set forth in
Section 3.17 of the Company Disclosure Schedule, the Companies and the Company Subsidiaries have, and after Closing, the Companies and Company Subsidiaries will have, all rights, properties and assets, real, personal and mixed, tangible and intangible relating to or used or held for use in the conduct of the businesses conducted by the Companies and Company Subsidiaries (the "Assets") during the past 12 months (except inventory sold, cash disposed of, accounts receivable collected, prepaid expenses realized, contracts partially or fully performed, and properties or assets replaced by equivalent or superior properties or assets (in each case in the ordinary and usual course of business). To the Knowledge of each Seller, Company or Company Subsidiary, all of the Assets are reasonably adequate for the purposes for which they are currently used or held for use.

         Section 3.18 Insurance. Section 3.18 of the Company Disclosure Schedule contains (i) an accurate and complete list of all material policies of property, fire, liability, worker's compensation and other forms of insurance owned or held by each Company or Company Subsidiary, and (ii) an accurate and complete list of each claim in excess of US$100,000 relating to such policies made during the last 24 months. To the Knowledge of each Seller, Company or Company Subsidiary, such policies provide adequate insurance coverage consistent with industry practice for the assets and operations of the Companies and Company Subsidiaries. All such policies are in full force and effect, and all premiums with respect thereto covering all periods up to and including the date of the Closing have been paid, and no notice of cancellation or termination has been received with respect to any such policy. Such policies shall not terminate or lapse prior to or on the Closing Date by reason of the transactions contemplated by this Agreement, any other Operative Agreement or any Integration Agreement.
Section 3.18 of the Company Disclosure Schedule sets forth a list of third party risks which are insured by a Company or Company Subsidiary and a list of any claims made against or paid by the Companies or Company Subsidiaries.

         Section 3.19 Labor Relations. Except to the extent set forth in Section
3.19 of the Company Disclosure Schedule: (a) no Company or Company Subsidiary is a party to any collective bargaining agreements, other Contracts, written work rules or practices agreed to with any labor organization, employee association, works council or body of employee representatives;

(b) there is no unfair labor practice charge or complaint against any Company or Company Subsidiary pending or, to the Knowledge of each Seller, Company or Company Subsidiary, threatened before the National Labor Relations Board or any similar foreign Authority which in either case would reasonably be expected to have a Company Material Adverse Effect; and (c) there is no labor strike, dispute, slowdown, lockout or stoppage pending or, to the Knowledge of each Seller, Company or Company Subsidiary, threatened against or affecting any Company or Company Subsidiary which would reasonably be expected to have a Company Material Adverse Effect.

         Section 3.20 Employee Benefit Matters. (a) Section 3.20(a) of the Company Disclosure Schedule sets forth a true and complete list of each Plan, whether formal or informal, written or oral. Except to the extent set forth in
Section 3.20(a) of the Company Disclosure Schedule: (i) each Plan required to be filed or registered with or approved by any applicable governmental or regulatory body or authority has been so filed, registered or approved and has been maintained in good standing with such body or authority, and each such Plan is now and has always been operated in full compliance in all material respects with all applicable laws and regulations; (ii) no Plan is subject to the provisions of ERISA; (iii) the fair market value of the assets of each funded Plan, the liability of each insurer for any Plan funded through insurance or the book reserve established for any Plan together with any contributions accruing on or before the Closing Date, in each case as shall be reflected in the books and records of such Company or such Company Subsidiary sponsoring such Plan, are or will be sufficient, on a combined basis, to procure or provide for the benefits determined on an ongoing basis accrued to the Closing Date payable to all current and former participants of such Plan according to the actuarial assumptions and valuations most recently used to determine employer contributions to such Plan; and (iv) full payment has been made or will be made, in accordance with applicable law and the provisions of each Plan, of all amounts which any Company or Company Subsidiary is required to pay on or prior to the Closing Date under the terms of each Plan as of the last day of the most recent plan year thereof ended prior to the date of this Agreement, and all such amounts properly accrued through the Closing Date with respect to the current plan year thereof ended prior to the date of this Agreement, and all such amounts properly accrued through the Closing Date with respect to the current plan year thereof will be paid by such Company or such Company Subsidiary on or prior to the Closing Date or will be properly reflected on the books and records of such Company or such Company Subsidiary.

                  (b) Except to the extent set forth in Section 3.20(b) of the Company Disclosure Schedule, (i) with respect to each Plan, each Company or Company Subsidiary has heretofore delivered to Parent true and complete copies of each of the following documents: (A) a copy of such Plan (including all amendments thereto), (B) a copy of the annual report (which shall include non-discrimination tests, where applicable), if required under applicable Law, with respect to each such Plan for the two most recently completed plan years, (C) a copy of the actuarial report, if required under applicable Law, with respect to each such Plan for the three most recently completed plan years, (D) a copy of the most recent "summary plan description," together with each "summary of material modifications," given to members or otherwise required under applicable Law with respect to each Plan, (E) if the Plan is funded through a trust or any third-party funding vehicle, a copy of the trust or other funding agreement (including all amendments thereto) and the latest financial statements thereof, and (F) the most recent letter, certification or other document, if any, received from any applicable governmental or regulatory body or authority evidencing the registration or exemption from registration and/or approval of any Plan required to be so registered (or possess a certificate of exemption) or approved; (ii) there are no pending or, to the Knowledge of each Seller, Company and Company Subsidiary, threatened or anticipated material claims by, on behalf of or against any of the Plans, and no material litigation or administrative or other proceeding has occurred or, to the Knowledge of each Seller, Company and Company Subsidiary, is threatened involving any Plan, and (iii) the consummation of the transactions contemplated by this Agreement, any other Operative Agreement or any Integration Agreement shall not, either alone or in combination with another event, except as set forth in Section 3.20(b) of the Company Disclosure Schedule, (A) accelerate the time of payment or vesting or increase the amount of compensation due any employee or officer of any Company or Company Subsidiary, or (B) entitle any current or former employee or officer of any Company or Company Subsidiary to severance pay, unemployment compensation or any other payment, except as expressly provided in this Agreement.

                  (c) Except to the extent set forth in Section 3.20(c) of the Company Disclosure Schedule, in relation to the Jones Lang Wootton (Hong Kong) Annuity Scheme (the "Annuity Scheme"), which was established by a Trust Deed (the "Annuity Scheme Trust Deed") dated April 1, 1991 between JLW Holdings, as "Company" for the purposes of the Annuity Scheme, and Procon Services, as trustee of the Annuity Scheme, no circumstance exists pursuant to which (i) any Company or Company Subsidiary or (ii) Parent or any Parent Subsidiary could incur any liability (whether present or future, and whether actual or contingent) of any kind whatsoever. In addition, except as described in Section 3.20(c) of the Company Disclosure Schedule, none of the Companies, Company Subsidiaries, Parent or Parent Subsidiaries: (i) has any outstanding liability to make any form of contribution or payment to the Annuity Scheme or the trustee of the Annuity Scheme (or could have or incur any such liability in respect of future contributions), (ii) has any outstanding liability to pay any benefit or other payment to any member or prospective member (or Person claiming to be entitled to be a member) of the Annuity Scheme or to any Person having or claiming to have an entitlement under the Annuity Scheme (or could have or incur any such liability in respect of future benefits or payments), (iii) has any outstanding liability to pay any amount to any Person in respect of the termination of the Annuity Scheme (or could have or incur any such future liability) (other than professional expenses and fees) to any person whatsoever in relation to the Annuity Scheme (or could have or incur any such liability in respect of future fees, charges or expenses), (v) has any outstanding liability to pay any taxes or other fiscal charges or social security costs or governmental fees or levies (including fines or penalties) in any jurisdiction in relation to the Annuity Scheme (or could have or incur any such liability in respect of such taxes or other fiscal charges or social security costs or fees or levies or fines or penalties), (vi) is or could become involved as a party in any actual or threatened proceedings relating to the Annuity Scheme, and there are no circumstances which could give rise to such proceedings, and none of the Companies, Company Subsidiaries, Parent or Parent Subsidiaries is or could become the subject of any compliant to, or investigation or inquiry by, any Authority in relation to the Annuity Scheme. On the Closing Date, there shall be no liability (whether present or future, actual or contingent, accrued or unaccrued, known or unknown) relating to the Annuity Scheme which will not be reserved for on the Final Closing Balance Sheet for the Asia Region Companies.

         Section 3.21 Litigation. Except as set forth in Section 3.21 of the Company Disclosure Schedule, there is no Action, pending or, to the Knowledge of each Seller, Company or Company Subsidiary, threatened against or involving any Seller, Company or Company Subsidiary which would reasonably be expected to have a Company Material Adverse Effect, or which questions or challenges the validity of this Agreement, any other Operative Agreement or any Integration Agreement or any action taken or to be taken by any JLW Party pursuant to this Agreement, any other Operative Agreement or any Integration Agreement or in connection with the transactions contemplated hereby and thereby. No Company or Company Subsidiary is subject to any judgment, order or decree entered in any Action which purports to limit in any material respect, or which may have a material adverse effect on, its business practices or its ability to acquire any property or conduct all or any material portion of the businesses conducted by the Companies and the Company Subsidiaries in any locality.

         Section 3.22 Compliance with Law. (a) Except as set forth in Section 3.22(a) of the Company Disclosure Schedule, the operations of each Company and Company Subsidiary have been and are being conducted in accordance with all applicable Laws and other requirements of any Authority, having jurisdiction over any Company or Company Subsidiary, or any of their respective properties, assets or business, including, without limitation, all such Laws and requirements relating to antitrust, fair trading and consumer protection, currency exchange, health, occupational safety, employment practices, wages and hours, pension, insurance, securities and trading-with-the-enemy matters and planning and development, except in each case for such matters as would not, individually or in the aggregate, reasonably be expected have a Company Material Adverse Effect.

                  (b) Except as set forth in Section 3.22(b) of the Company Disclosure Schedule, neither any Company or Company Subsidiary, nor any of their respective Affiliates, nor any officer, employee or agent of any thereof, nor any other person acting on their behalf, has, directly or indirectly, within the past five years given or agreed to give any gift or similar benefit to any customer, supplier, governmental employee or other person who is or may be in a position to help or hinder any part of the JLW Businesses (or assist any of such Persons in connection with any actual or proposed transaction relating to any part of the JLW Businesses) (i) which subjected or might have subjected any of such Persons to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) which if not given in the past, would have had a Company Material Adverse Effect, (iii) which if not continued in the future, would have a Company Material Adverse Effect or subject any of such Persons to suit or penalty in any private or governmental litigation or proceeding or (iv) for the purpose of establishing or maintaining any concealed fund or concealed bank account.

                  (c) To the Knowledge of any Management Shareholder, no Company or Company Subsidiary is a party to any agreement, arrangement or concerted practice or is carrying on any practice which in whole or in part contravenes or is invalidated by or is required to be registered under any anti-trust, fair trading, consumer protection or analogous legislation in any jurisdiction in which the businesses are carried on or assets are held. Except as set forth in
Section 3.23(c) of the Company Disclosure Schedule, to the Knowledge of any Management Shareholder, no Company or Company Subsidiary has received any formal or informal communications or notification that any proceeding under any applicable anti-trust, fair trading, consumer protection or similar legislation in any jurisdiction have been initiated, nor any such proceedings contemplated by any relevant Authority, nor has any claim been made or threatened alleging any contravention of any such legislation.

         Section 3.23 Taxes. Except as disclosed in Section 3.23 of the Company Disclosure Schedule:

                  (a) All Tax Returns required to be filed with respect to each Company, each Company Subsidiary or the affiliated, combined or unitary group of which any Company or any Company Subsidiary is or was a member have been duly and timely filed except for those returns which individually or in the aggregate, would not have a Company Material Adverse Effect and all such Tax Returns are true, correct and complete, except for any deficiencies in respect of filed Tax Returns which individually or in the aggregate, would not have a Company Material Adverse Effect. Each Company and each Company Subsidiary has duly and timely paid all Taxes and other charges that are due with respect to all periods ending on or before June 30, 1998, whether or not shown as due on any Tax Return, except for Taxes which have been reserved for and shown on the Asia Interim Balance Sheet. There are no Liens with respect to Taxes (except for

Liens with respect to real property Taxes not yet due) upon any of the assets of any Company or any Company Subsidiary. No Seller, Company or Company Subsidiary is a party to, is bound by, or has any obligation under, any Tax sharing, allocation, indemnity or similar Contract, nor is liable for the Taxes of any other person. Each Company and each Company Subsidiary has established due and sufficient reserves on the Asia Interim Balance Sheet for the payment of all Taxes in accordance with UK GAAP.

                  (b) All Tax deficiencies that have been asserted, proposed or assessed in writing against or with respect to any Company or any Company Subsidiary by any taxing authority have been paid in full or finally settled, and no issue (including with respect to transfer pricing) has been raised in writing by any taxing authority in any examination, audit or other proceeding that, by application of the same or similar principles, reasonably could be expected to result in a material proposed deficiency for any other period not so examined. There are no outstanding Contracts, consents, waivers or arrangements extending the statutory period of limitation applicable to any Tax Return or claim for, or the period for the collection or assessment of, Taxes due from any Company or any Company Subsidiary for any taxable period.

                  (c) No Company or Company Subsidiary has been or is in violation (or with notice or lapse of time or both, would be in violation) of any applicable Law relating to the payment or withholding of Taxes (including, without limitation, withholding of Taxes pursuant to Sections 1441 and 1442 of the Code or similar provisions under any foreign Laws). Each Company and each Company Subsidiary has duly and timely withheld from employee salaries, wages and other compensation and paid over to the appropriate taxing authorities all amounts required to be so withheld and paid over for all periods under all applicable Laws.

                  (d) No audit or other proceeding by any domestic or foreign court, governmental or regulatory authority, or similar Person is pending or, to the Knowledge of each Company and Company Subsidiary, threatened with respect to any Taxes due from any Company or any Company Subsidiary or any Tax Return filed or required to be filed by or relating to any Company or any Company Subsidiary. No Company or Company Subsidiary shall be required to include any amount in income for any taxable period ending after the Closing Date which is attributable to an adjustment pursuant to Section 481(a) of the Code (or any similar provisions under any foreign laws).

                  (e) Section 3.23(e) of the Company Disclosure Schedule sets forth the states, political subdivisions thereof and foreign countries in which each Company or Company Subsidiary files or joins in filing any consolidated, unitary, combined or similar Tax Returns (or have such Tax Returns filed on their behalf). No claim has ever been made by an authority in any jurisdiction where any Company or any Company Subsidiary has not filed Tax Returns that they are or may be subject to taxation by that jurisdiction.

                  (f) To the Knowledge of each Seller, Company and Company Subsidiary, and Management Shareholder, no Tax imposed on or with respect to the income or liability of any Shareholder is required to be withheld as a result of any of the transfers, including the delivery of the Consideration Shares, the Cash Consideration or any other payment or consideration as a result of or in connection with the consummation of the transactions contemplated by this Agreement and the other Operative Agreements. Except for Taxes which are reserved for and shown on any Final Closing Balance Sheet, no Company or Company Subsidiary shall have liability for (i) Taxes (including, without limitation, withholding Taxes) of any Shareholder, or (ii) Taxes attributable to or incurred in connection with the Integration.

                  (g) None of the Companies or Company Subsidiaries has made an election for U.S. federal tax purposes to be treated as a partnership or entity other than a corporation.

         Section 3.24 Environmental Matters. (a) This Section 3.24 and Sections 3.6, 3.8 and 3.26 contain the exclusive representations and warranties concerning any environmental matters, including, but not limited to, concerning any Environmental Laws or Materials of Environmental Concern. Except as set forth in Section 3.24 of the Company Disclosure Schedule, and except for any Action, claim or litigation which could not reasonably be expected to have a Company Material Adverse Effect, no Seller, Company or Company Subsidiary has received written notice of any Action pending, nor to the Knowledge of each Seller, Company or Company Subsidiary, has any Action, claim or litigation been asserted or threatened against any Seller, Company or Company Subsidiary nor, to the Knowledge of each Seller, Company or Company Subsidiary, is any Action, claim or litigation pending or threatened against the properties currently or formerly under management by any Company or Company Subsidiary ("Managed Properties"), nor to the Knowledge of each Seller, Company or Company Subsidiary, are there any circumstances which could reasonably be expected to form the basis for such claim against the Managed Properties, pertaining to: (i) off-site disposal or arranging for disposal or a release of Materials of Environmental Concern; (ii) migration of Materials of Environmental Concern from Managed Properties; (iii) any nuisance or trespass emanating from Managed Properties; (iv) violations of any applicable Environmental Laws; (v) releases of Materials of Environmental Concern at or from current or former Managed Properties (including claims for response costs); or (vi) third-party claims for personal injury or property damage arising out of the release of or exposure to Materials of Environmental Concern at or from the Managed Properties.

                  (b) Except as set forth in Section 3.24 of the Company Disclosure Schedule, the Companies and the Company Subsidiaries are, and, to the Knowledge of each Seller,

Company or Company Subsidiary, the Managed Properties are, in compliance in all respects with applicable Environmental Laws, except for such noncompliance which could not reasonably be expected to have a Company Material Adverse Effect.

                  (c) Except as set forth in Section 3.24 of the Company Disclosure Schedule, to the Knowledge of each Seller, Company and Company Subsidiary, and except for any of the following which could not reasonably be expected to have a Company Material Adverse Effect, (i) there has been no material spill, disposal or release of any Materials of Environmental Concern or substance on, at or from the Managed Properties, except for any such spill, disposal or release that occurred in compliance with applicable Environmental Laws (provided that, for purposes of this Agreement, reporting of a spill, disposal or release does not make an unauthorized spill, disposal or release in compliance with Environmental Laws), (ii) none of the Managed Properties is listed or has been proposed to be listed under any state, federal or foreign superfund or similar law, (iii) none of the Managed Properties is or was a treatment, storage or disposal facility requiring a permit under any hazardous waste law and (iv) the tenants under its management have occupied their premises at the Managed Properties and operated their businesses at the Managed Properties in compliance, in all material respects, with the Environmental Laws.

                  (d) Except as set forth in Section 3.24 of the Company Disclosure Schedule, the Companies and the Company Subsidiaries are not currently paying any fines, settlements, judgments, assessments or remedial costs because of an alleged violation of or liability under any Environmental Law or any past or present release or presence of Materials of Environmental Concern at the Managed Properties, nor, to the Knowledge of each Seller, Company or Company Subsidiary, has any client party to any Contract with any Company or any Company Subsidiary asserted that any Company or Company Subsidiary is liable for any such costs, except for any such fines, settlements, judgments, assessments or remedial costs which could not reasonably be expected to have a Company Material Adverse Effect.

         Section 3.25 Personnel. Section 3.25 of the Company Disclosure Schedule sets forth a list of all employees as of June 30, 1998 of each Company and Company Subsidiary. Such list indicates as to each such employee who is a Shareholder and each other such employee whose current annualized salary, bonus and benefits exceed US$100,000: (a) date of commencement of service and period of continuous employment; (b) job title or brief job description and place of work; (c) any material commitments or arrangements with such employees as to salary or bonuses, if applicable, other than those commitments or arrangements set forth in Section 3.13 of the Company Disclosure Schedule and; (d) as of the date hereof, the names of any such employees who have given or received notice to terminate their employment. Except as disclosed in Section 3.25 of the Company Disclosure Schedule, to the Knowledge of each Seller, Company or Company Subsidiary, since June 30, 1998 no officer, director or employee thereof has given notice or indicated his or her intent to give notice of termination of employment, which termination, together with any such other terminations, would be reasonably likely to have a material adverse effect on the Companies and the Company Subsidiaries taken as a whole.

         Section 3.26 Disclosure Documents. None of the information included in the Offering Memorandum or Proxy Statement supplied or to be supplied by any Shareholder, JLW Related Owner, Seller, Company or Company Subsidiary relating to any Shareholder, Related JLW Owner, JLW Seller, Company, Europe/USA Company or Australasia Region Company, or any of their respective Subsidiaries, including the SCCA or the Integration, for inclusion in the Offering Memorandum and the Proxy Statement, as the case may be, will, in the case of the Offering Memorandum, at the time of mailing to the Shareholders, and, in the case of the Proxy Statement, either at the time of mailing of the Proxy Statement to stockholders of Parent or at the time of the meeting of such stockholders to be held in connection therewith, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

         Section 3.27 Integration Matters. Except as set forth in Section 3.27 of the Company Disclosure Schedule, the Integration, as it relates to the Shareholders, the Related JLW Owners, the Sellers, the Companies and the Company Subsidiaries, will be completed in compliance in all material respects with all applicable Laws and will not result in any material Liability to any of the Companies, the Company Subsidiaries, Parent or Parent's Affiliates. The copies of the Integration Agreements and the Ancillary Documents (as defined in the Integration Plan) heretofore delivered to and approved by Parent by or on behalf of the Shareholders' Representatives are complete and correct copies thereof . No part of the Integration constitutes a public offering under (i) the Protection of Investors Ordinance (Cap. 335 of the Laws of Hong Kong), (ii) the Hong Kong Companies Ordinance or (iii) the Singapore Companies Act.

         Section 3.28 Related Party Transactions. Section 3.28 of the Company Disclosure Schedule contains an accurate listing of any current or former directors, officers or key employees of any Company or Company Subsidiary and, to the Knowledge of any Seller, Company or Company Subsidiary, any relatives of any of the foregoing, who is, directly or indirectly, a party to any transaction (other than in respect to compensation or travel expense account reimbursement in the ordinary course of business consistent with past practice) with or has any loan or obligation outstanding to or from any Company or Company Subsidiary (or for which any of them is or may be liable under any guarantee or otherwise).
Section 3.28 of the Company Disclosure Schedule sets forth a brief description of each such transaction, including without limitation, any Contract providing for the furnishing of services (other than employment contracts), or the rental of real or personal property from, or otherwise requiring payments to, any such Person or to any relative of any such Person.

         Section 3.29 Securities Laws Matters. Neither any Seller, Company, Company Subsidiary, nor any of their respective Affiliates, nor any Person acting on its or their behalf, has engaged, or will engage, in any "directed selling efforts" (as defined in Regulation S) with respect to the Consideration Shares.

         Section 3.30 Opinion of Financial Advisor. The Sellers have received the opinion of Peter J. Solomon Company Limited, financial advisor to the Sellers, to the effect that, as of the date of this Agreement, the Consideration to be received by the Shareholders and the Other Shareholders under this Agreement and the Other Purchase Agreements is, in the aggregate, fair to such Shareholders and Other Shareholders from a financial point of view.

         Section 3.31 Certain Fees. Except as contemplated by the agreements listed in Section 3.13(a)(xiii) of the Company Disclosure Schedule, no Seller, Company or Company Subsidiary or any of their respective officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees or for any financial advisory or consulting fees, in each case in connection with the transactions contemplated by this Agreement or the other Operative Agreements, including, without limitation, the Integration.


                                  ARTICLE IIIA

                       CERTAIN REPRESENTATIONS, WARRANTIES
                       -----------------------------------
                          AND COVENANTS OF THE SELLERS
                          ----------------------------

                  The Sellers, jointly and severally, make the representations and warranties set forth below to the Buyers:

         Section 3.1A Ownership and Sale of Shares. To the extent that any Seller is identified on Annex E hereto as owning Shares of one or more of the Companies, such Seller owns, and will, as of the Closing Date, own, legally and beneficially (or, in the case of a Seller that is a trustee, legally), the Shares identified on Annex E hereto as being owned by such Seller, and such Seller shall sell to US Acquisition Sub or US Acquisition Sub II, as applicable, at the Closing such Shares together with all rights of any nature whatsoever now or after the date of this Agreement attached or accruing to them, free and clear of all Encumbrances. US Acquisition Sub or US Acquisition Sub II, as applicable, shall, from and after the Closing, be entitled to exercise all rights attached or accruing to the Shares transferred to it by such Seller, including, without limitation, the right to receive all dividends paid or made on or after the Closing Date (except as otherwise contemplated by this Agreement). Such Seller does not own or have an interest in any other Shares. Upon completion of the Integration, such Seller will have no rights in or to any of the specific assets, properties or rights (other than cash permitted to be distributed or paid in accordance with the Integration Agreements or this Agreement) of or used by any Company or Company Subsidiary. Such Seller has no right or claim to any payment or consideration (other than cash permitted to be distributed or paid in accordance with the Integration Agreements or this Agreement) from any of the Companies or Company Subsidiaries as a result of or in connection with the consummation of the transactions contemplated by this Agreement, the other Operative Agreements and the Integration Agreements.

         Section 3.2A Authorization. Each of the Sellers is the lawful and duly appointed trustee of the Applicable Trust, and has full power, authority and legal right under the Applicable Trust Deed and otherwise to own the Shares that such Seller, in its capacity as such trustee, now owns and to execute, deliver and perform its obligations under this Agreement, the other Operative Agreements and the Integration Agreements to which such Seller is a party and to consummate the transactions contemplated hereby and thereby. There are no trustees of any Applicable Trust other than the Seller who has entered into this Agreement on behalf of the beneficiaries under the Applicable Trust Deed and such Seller has caused to be delivered to Parent a true, complete, and correct copy of the Applicable Trust Deed or other evidence satisfactory to the Buyers of such Seller's power, authority and legal right referred to above. Except as set forth in Section 3.1A of the Company Disclosure Schedule, each Seller has taken all action necessary to authorize and approve the execution and the delivery by such Seller of this Agreement, the other Operative Agreements and each Integration Agreement to which such Seller is a party and no other action on the part of the beneficiaries of the Applicable Trust is required for such Seller to execute and deliver this Agreement, the other Operative Agreements and each Integration Agreement to which such Seller is a party, and to consummate the transactions contemplated hereby and thereby. This Agreement, the other Operative Agreements, and each Integration Agreement to which such Seller is a party, has been duly and validly executed and delivered by such Seller, and constitutes a valid and binding agreement of such Seller, enforceable against such Seller in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization and other similar Laws affecting creditors generally and by general principles of equity, regardless of whether in a proceeding in equity or at law.

         Section 3.3A No Violation. Neither the execution and delivery by any Seller of this Agreement, the other Operative Agreements or any Integration Agreement to which such Seller is a party nor the consummation by such Seller of the transactions contemplated hereby or thereby shall: (i) violate or be in conflict with any provision of the certificate of incorporation and bylaws or memorandum or articles of association (or similar organizational documents), as applicable, of such Seller or the Applicable Trust Deed; (ii) violate, be in conflict with, constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, cause or permit the acceleration of, or give rise to any right of termination, imposition of fees or penalties under, any debt, Contract, instrument or other obligation to which such Seller is a party or by which its assets are bound or affected, or result in the creation or imposition of any Lien upon any property or assets of the Applicable Trust (including any Encumbrance upon any Shares); or (iii) violate any applicable Law of any Authority; except, in the case of clause (ii) or (iii) above, for any of the same that, individually or in the aggregate, would not materially impair the ability of such Seller to perform its obligations hereunder or thereunder or prevent or materially delay the consummation of the transactions contemplated hereby and thereby.

         Section 3.4A Consents and Approvals. Except as set forth in Sections 3.4A, 3.6 or 3.7 of the Company Disclosure Schedule, no Consents from or of any third party or any Authority are necessary for execution and delivery by any Seller of this Agreement, the other Operative Agreements or the Integration Agreements to which such Seller is a party or the consummation by it, of the transactions contemplated hereby or thereby, except for compliance with the Required Regulatory Approvals, and except for such other Consents as to which the failure to obtain, individually or in the aggregate, would not impair the ability of such Seller to perform its obligations hereunder or thereunder or prevent or materially delay the consummation of the transactions contemplated hereby and thereby.

         Section 3.5A Investment Matters. (a) Each Seller is resident in the jurisdiction of its incorporation or formation.

                  (b) Each Seller agrees not to engage in any hedging transactions with regard to Consideration Shares unless in compliance with the Securities Act.

                  (c) Each Seller acknowledges and agrees that the Consideration Shares being offered and sold to it are being offered and sold in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that Parent is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Seller set forth herein in order to determine the applicability of such exemptions and the suitability of such Seller to acquire Consideration Shares.

                  (d) Each Seller has received and has had an opportunity to carefully review Parent's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, Parent's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1998 and June 30, 1998, Parent's 1997 Annual Report to Stockholders and proxy statement dated March 31, 1998 and

Parent's Current Report on Form 8-K dated September 3, 1998, and the Seller has had a reasonable opportunity to ask questions of and receive answers from Parent concerning Parent, and to obtain any additional information reasonably necessary to verify the accuracy of the information furnished to the Seller concerning Parent and all such questions, if any, have been answered to the full satisfaction of Seller.

                  (e) Each Seller acknowledges that no representations or warranties have been made to it by Parent or any agent, employee or Affiliate of Parent other than those contained in this Agreement, and in entering into this transaction such Seller is not relying upon any information, other than that referred to in the foregoing paragraph, contained in this Agreement and the other Operative Agreements, and the results of independent investigations by such Seller and its representatives; provided that each Seller acknowledges and agrees that the only representations or warranties that Parent has made with respect to such information are as set forth in Section 4.7 of this Agreement.

         Section 3.6A Regulation S.

                  (a) Each Seller acknowledges that each certificate representing Consideration Shares delivered to or on behalf of such Seller shall include the following legend:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE (THE 'SHARES') HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE 'ACT'), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH BELOW. BY THE ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT SUCH HOLDER IS NOT A U.S. PERSON AND IS ACQUIRING THE SHARES IN AN OFFSHORE TRANSACTION, (2) AGREES THAT SUCH HOLDER WILL NOT RESELL OR OTHERWISE TRANSFER THE SHARES EXCEPT (A) TO JONES LANG LASALLE INCORPORATED (THE 'COMPANY') OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (C) INSIDE THE UNITED STATES, TO A TRANSFEREE THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE COMPANY A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SHARES (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE COMPANY), (D) OUTSIDE THE UNITED STATES, IN AN OFFSHORE TRANSACTION IN COMPLIANCE

                  WITH RULES 903, 904 AND 905 UNDER THE ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE ACT (IF AVAILABLE) OR (F) PURSUANT TO ANY OTHER EXEMPTION FROM REGISTRATION UNDER THE ACT (IF AVAILABLE) AND (3) AGREES THAT SUCH HOLDER WILL GIVE EACH PERSON TO WHOM THE SHARES ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SHARES PURSUANT TO CLAUSES (C), (E) OR (F) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT. AS USED HEREIN, THE TERMS 'OFFSHORE TRANSACTION,' 'UNITED STATES' AND 'U.S. PERSON' HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE ACT.

                  (b) Each Seller understands that Consideration Shares are being issued in reliance on Regulation S and have not been registered under the Securities Act or with any securities regulatory authority of any state of the United States or other jurisdiction and, therefore, that such Consideration Shares (and all securities issued in exchange therefor or in substitution thereof) cannot be resold in the absence of such registration, except pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

                  (c) The distribution of Consideration Shares by any Seller to the related Shareholders will be made only in accordance with the applicable provisions of Rule 903, 904 or 905 under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act.

                  (d) Each Seller is, and any Person for whose account it is acquiring Consideration Shares is, outside the "United States" (as defined under Regulation S), and this Agreement and each of the Other Operative Agreements was executed, and the investment decision to enter into this Agreement was made, outside the United States.

                  (e) No Seller, nor any of its Affiliates, nor anyone acting on behalf of any of the foregoing has engaged in, and during the Restricted Period will not engage in, any "directed selling efforts" (as defined under Regulation
S) with respect to any Consideration Shares.

                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF PARENT,
                    -----------------------------------------
                  US ACQUISITION SUB AND US ACQUISITION SUB II
                  --------------------------------------------

                  Parent, US Acquisition Sub and US Acquisition Sub II, jointly and severally, hereby represent and warrant to the JLW Parties that:

         Section 4.1 Corporate Organization. Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland. Parent (i) has all requisite corporate power and authority to carry on its businesses as they are now being conducted by it and to own the properties and assets it now owns; and (ii) is duly qualified or licensed to do business as a foreign Person (and, if applicable, in good standing) in all the jurisdictions in which such qualification or licensing is required, except jurisdictions in which the failure to be so qualified or licensed (or, if applicable, in good standing) would not be reasonably expected to have a Parent Material Adverse Effect. True and complete copies of the Articles of Incorporation of Parent ("Parent Articles of Incorporation") and the Amended and Restated Bylaws of Parent ("Parent Bylaws"), as presently in effect, are attached to Section 4.1 of the Parent Disclosure Schedule.

         Section 4.2 Capitalization. The authorized capital stock of Parent consists of 100,000,000 shares of Parent Common Stock and 10,000,000 shares of preferred stock, $.01 par value per share ("Parent Preferred Stock"). As of September 30, 1998, there were outstanding 16,230,358 shares of Parent Common Stock, no shares of Parent Preferred Stock and no shares of Parent Common Stock or Parent Preferred Stock were held in Parent's treasury. In addition, as of September 30, 1998, 2,215,000 shares of Parent Common Stock were reserved or registered for issuance under Parent's Employee Stock Purchase Plan, as amended, 1997 Stock Award and Incentive Plan, as amended, and Stock Compensation Program, as amended (collectively, the "Parent Stock Plans"), and no shares of Parent Common Stock or Parent Preferred Stock were specifically reserved or registered for any other purposes. All of the issued and outstanding shares of Parent Common Stock have been validly issued and are fully paid and non-assessable and free of preemptive rights, and the Consideration Shares will be (when issued at the Closing as contemplated by this Agreement) validly issued and fully paid and non-assessable and free of pre-emptive rights. Except as set forth in this
Section 4.2, except for the obligation of Parent to issue Consideration Shares and ESOT Shares under this Agreement and to issue Consideration Shares (as defined under the Other Purchase Agreements) and ESOT Shares under the Other Purchase Agreements and except under the Parent Stock Plans, including upon the exercise of options outstanding as of September 30, 1998 to purchase an aggregate of 1,110,400 shares of Parent Common Stock and any such options issued or granted subsequent to September 30, 1998

("Parent Options"), as of the date hereof, there are outstanding, (i) no shares of capital stock or other voting securities of Parent, (ii) no securities of Parent or any Parent Subsidiary convertible into or exchangeable for shares of capital stock or voting securities of Parent and (iii) no options or other rights to acquire from Parent or any Parent Subsidiary, and no obligation of Parent or any Parent Subsidiary to issue, any capital stock or voting securities of Parent or securities convertible into or exchangeable for capital stock or voting securities of Parent (the items in clauses (i), (ii) and (iii) being referred to collectively as the "Parent Securities"). Other than under the Parent Stock Plans and as set forth in Section 4.2 of the Parent Disclosure Schedule, there are no outstanding obligations of Parent or any Parent Subsidiaries to repurchase, redeem or otherwise acquire any Parent Securities.

         Section 4.3 Subsidiaries and Affiliates. Except as set forth in Section
4.3 of the Parent Disclosure Schedule, all the outstanding capital stock or other equity interests of each Parent Significant Subsidiary is owned, directly or indirectly, as of the date hereof by Parent and will be owned, directly or indirectly, as of the Closing Date, by Parent, in each case free and clear of all Encumbrances, and has been validly issued and is fully paid and, to the extent that the concept of assessability of capital stock is potentially applicable, is nonassessable. Each Parent Significant Subsidiary: (i) is duly organized or incorporated and validly existing (and, if applicable) in good standing under the laws of its jurisdiction of incorporation or formation; (ii) has all requisite corporate or similar power and authority to carry on its business as it is now being conducted and to own the properties and assets it now owns; and (iii) is duly qualified or licensed to do business as a foreign Person (and, if applicable, in good standing) in all jurisdictions in which such qualification or licensing is required, except jurisdictions in which the failure to be so qualified or licensed (or, if applicable, in good standing) would not have a Parent Material Adverse Effect. True and complete copies of the certificate of incorporation and bylaws or similar charter documents, as presently in effect, of each Parent Significant Subsidiary have been previously provided to the JLW Parties. For purposes of this Section 4.3 only, "Parent Significant Subsidiaries" shall be deemed to include US Acquisition Sub and US Acquisition Sub II.

         Section 4.4 Authorization. (a) Parent has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the other Operative Agreements and to carry out the transactions contemplated hereby and thereby. The Board of Parent has taken all corporate action (including all action of the Board) necessary to authorize and approve the execution, delivery and performance of this Agreement and the other Operative Agreements and no other corporate action is required on the part of Parent to authorize the execution, delivery and performance of this Agreement and the other Operative Agreements (including without limitation the issuance of the Consideration Shares), subject only to approval of (i) the amendment and restatement of the Parent Articles of Incorporation as described in

Section 1.9(a)(i)(A) hereof, (ii) the issuance of the Consideration Shares and
(iii) the amendments to Parent's amended and restated stock incentive plan as described in Section 1.9(a)(i)(C) hereof (collectively, the "Proposed Actions"), in each case by the affirmative vote of the holders of a majority of the shares of Parent Common Stock present in person or represented by proxy at the meeting contemplated by Section 6.5(a) hereof, and to consummate the transactions contemplated hereby and thereby. This Agreement has been duly and validly executed and delivered by Parent, and this Agreement constitutes, and each other Operative Agreement to which Parent is to be a party, when executed and delivered by Parent, will constitute a valid and binding agreement of Parent, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization and other similar Laws affecting creditors generally and by the availability of equitable remedies.

                  (b) Each of US Acquisition Sub and US Acquisition Sub II has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, and the other Operative Agreements to which it is a party and to carry out the transactions contemplated hereby and thereby. The board of directors of each of US Acquisition Sub and US Acquisition Sub II, as applicable, has taken all corporate action necessary to authorize and approve the execution, delivery and performance of this Agreement and the other Operative Agreements to which it is a party and no other corporate action is required on the part of US Acquisition Sub or US Acquisition Sub II, as applicable, to authorize the execution, delivery and performance by it of this Agreement and the other Operative Agreements to which it is a party. This Agreement has been duly and validly executed and delivered by US Acquisition Sub and US Acquisition Sub II, and this Agreement constitutes, and each other Operative Agreement to which US Acquisition Sub and US Acquisition Sub II is a party, when executed and delivered by US Acquisition Sub and US Acquisition Sub II, will constitute a valid and binding agreement of US Acquisition Sub and US Acquisition Sub II, as applicable, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization and other similar Laws affecting creditors generally and by the availability of equitable remedies.

         Section 4.5 No Violation. Neither the execution and delivery by Parent, US Acquisition Sub or US Acquisition Sub II of this Agreement nor any other Operative Agreement nor the consummation by Parent, US Acquisition Sub and US Acquisition Sub II of the transactions contemplated hereby or thereby shall: (i) violate or be in conflict with any provision of the Parent Articles of Incorporation, Parent Bylaws or the certificate of incorporation or bylaws (or similar organizational documents) of any Parent Subsidiary; (ii) except as specified in Section 4.5 or 4.6 of the Parent Disclosure Schedule, violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, cause or permit the acceleration of, or give rise to any right of termination, imposition of fees or penalties under any debt, Contract, instrument or other obligation to which Parent or any Parent Subsidiary is a party or by which their respective assets are bound, or result in the creation or imposition of any Lien upon any property or assets of Parent or any Parent Subsidiary; or (iii) violate any applicable Law of any Authority; except, in the case of clauses (ii) and (iii) above, for any of the same that, individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect or materially impair the ability of Parent, US Acquisition Sub or US Acquisition Sub II to perform its obligations hereunder or thereunder or prevent or materially delay the consummation of the transactions contemplated hereby and thereby.

         Section 4.6 Consents and Approvals. Except as set forth in Section 4.5 or 4.6 of the Parent Disclosure Schedule, no Consents from or of any third party or any Authority are necessary for execution and delivery of this Agreement or the other Operative Agreements by Parent, US Acquisition Sub or US Acquisition Sub II or the consummation by Parent, US Acquisition Sub and US Acquisition Sub II of the transactions contemplated hereby and thereby, except for such Consents as to which the failure to obtain, individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect or materially impair the ability of Parent, US Acquisition Sub or US Acquisition Sub II to perform its obligations hereunder or thereunder or prevent or materially delay the consummation of the transactions contemplated hereby and thereby.

         Section 4.7 SEC Reports and Financial Statements. Each periodic report, registration statement and definitive proxy statement filed by Parent with the SEC since July 17, 1997 (as such documents have since the time of their filing been amended and each document filed between the date hereof and the Closing, the "Parent SEC Reports"), which include all the documents (other than preliminary material) that Parent was required to file with the SEC since such date, as of their respective dates, complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, applicable to such Parent SEC Reports. None of the Parent SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except for such statements, if any, as have been modified by subsequent filings prior to the date hereof. The financial statements of Parent and its Subsidiaries included in such reports comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with US GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q of the SEC) and fairly present (subject in the case of the unaudited statements, to normal, year-end audit adjustments which are not material in amount or effect) the consolidated financial position of

Parent and its Subsidiaries as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended.

         Section 4.8 No Undisclosed Liabilities. There are no Liabilities of Parent or any Parent Subsidiary of any kind whatsoever and Parent knows of no valid basis for the assertion of any such Liabilities, and no existing condition, situation or set of circumstances exists which could reasonably be expected to result in a Liability, other than:

                  (a) Liabilities adequately and expressly reflected and reserved for on the unaudited consolidated balance sheet of Parent and the Parent Subsidiaries as of June 30, 1998 (including the notes thereto) contained in the Parent SEC Reports (the "Parent Interim Balance Sheet");

                  (b) Liabilities incurred in the ordinary and usual course of business consistent with past practice since June 30, 1998;

                  (c) Liabilities set forth in Section 4.8(c) of the Parent Disclosure Schedule; and

                  (d) Liabilities which, individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect.

         Section 4.9 Absence of Certain Changes or Events. Except as and to the extent disclosed in the Parent SEC Reports and as and to the extent set forth in
Section 4.9 of the Parent Disclosure Schedule, since June 30, 1998, (a) Parent and each Parent Subsidiary has conducted its businesses only in the ordinary and usual course of business consistent with past practice and (b) (i) no individual or cumulative material adverse change in or effect on the business, properties, assets, liabilities, financial condition or results of operations of Parent and the Parent Subsidiaries, taken as a whole, has occurred; (ii) no individual or cumulative event or development has occurred that is reasonably expected in the reasonable opinion of management to have a Parent Material Adverse Effect; or
(iii) neither Parent nor any Parent Subsidiary has taken, or permitted to be taken, any action that, if taken or permitted to be taken during the period from the date of this Agreement through the Closing Date without the consent of the Sellers' Representatives, would constitute a breach of Section 6.1 hereof. Parent has heretofore delivered to the Sellers a true and correct copy of the Purchase Agreement dated as of August 31, 1998 by and among Parent, a Subsidiary of Parent, Lend Lease Corporation Limited and certain Subsidiaries thereof, together with all related exhibits and schedules (the "Compass Agreement"), and except as set forth in Section 4.9 of the Parent Disclosure Schedule, the transactions contemplated by the Compass Agreement have heretofore been consummated in accordance with the terms of such agreement.

         Section 4.10 Licenses and Other Authorizations. Parent and the Parent Subsidiaries have received all Licenses of any Authority material to the ownership or leasing of their respective properties and to the conduct of their respective businesses as currently conducted. Except as disclosed in Section
4.10 of the Parent Disclosure Schedule, all such Licenses are valid and in full force and effect. Parent and the Parent Subsidiaries are operating in material compliance with the conditions and requirements of such Licenses and, except as disclosed in Section 4.10 of the Parent Disclosure Schedule, no proceeding is pending or, to the Knowledge of Parent, threatened, seeking the revocation or limitation of any such Licenses. Assuming the related Consents set forth in
Section 4.5 or 4.6 of the Parent Disclosure Schedule have been obtained prior to the Closing Date, none of such Licenses will be terminated or impaired or become terminable as a result of the transactions contemplated hereby or by the other Operative Agreements.

         Section 4.11 Insurance. All material policies of property, fire, liability, worker's compensation and other forms of insurance owned or held by Parent or any Parent Subsidiary are in full force and effect, and all premiums with respect thereto covering all periods up to and including the date of the Closing have been paid, if due, and no notice of cancellation or termination has been received with respect to any such policy. Such policies shall not terminate or lapse prior to or on the Closing Date by reason of the transactions contemplated by this Agreement or any other Operative Agreement.

         Section 4.12 Labor Relations. Except to the extent set forth in Section
4.12 of the Parent Disclosure Schedule: (a) neither Parent nor any Parent Subsidiary is a party to any collective bargaining agreements, other Contracts, written work rules or practices agreed to with any labor organization, employee association or works council or body of employee representatives; (b) there is no unfair labor practice charge or complaint against Parent or any Parent Subsidiary pending or, to the Knowledge of Parent, threatened before the National Labor Relations Board or any similar foreign Authority which in either case would reasonably be expected to have a Parent Material Adverse Effect; and
(c) there is no labor strike, dispute, slowdown, lockout or stoppage pending or, to the Knowledge of Parent, threatened against or affecting Parent or any Parent Subsidiary which would reasonably be expected to have a Parent Material Adverse Effect.

         Section 4.13 Parent Employee Benefit Matters. (a) U.S. Employee Benefit Matters: Section 4.13(a) of the Company Disclosure Schedule sets forth a true and complete list of each Parent Domestic Plan, whether formal or informal, written or oral, and indicates which of such Parent Domestic Plans is a "multiemployer plan," as such term is defined in section (3)(37) of ERISA. No Parent Domestic Plan that is a "single employer plan," as such term is defined in section 3(41) of ERISA, is subject to Section 302 or Title IV of ERISA. Except as set forth in Section 4.13(a) of the Parent Disclosure Schedule, with respect to each Parent Domestic Plan that is a single employer plan: (i) each such plan has been established and maintained in compliance in all material respects with its terms, including ERISA and the Code; (ii) with respect to each such plan that is intended to be "qualified" within the meaning of Section 401(a) of the Code, such plan has been determined by the IRS to be so qualified (and no fact or circumstance exists which would affect such qualification); (iii) (A) neither Parent nor any Parent Subsidiary has filed an application under Rev. Proc. 98-22, 1998-12 I.R.B. (the Employee Plans Compliance Resolution System) or any predecessor program thereto with respect to any Parent Domestic Plan, (B) any liabilities with respect of previous filings under such programs have been satisfied in full, and (C) no fact or circumstance exists that would necessitate such a filing to maintain the qualified status of any Parent Domestic Plan; (iv) no such plan has an accumulated or waived funding deficiency within the meaning of Section 412 of the Code; (v) neither Parent nor any Parent Subsidiary, nor any such plan or trust created thereunder or any trustee or administrator thereof has engaged in a transaction in connection with which Parent or any Parent Subsidiary, any such plan, any such trust, or any trustee or administrator thereof, or any party dealing with any such plan or any such trust could be subject to either a civil penalty assessed pursuant to section 409 or 502(i) of ERISA or a tax imposed pursuant to Section 4975 or 4976 of the Code;
(vi) full payment has been made, or will be made in accordance with Section 404(a)(6) of the Code, of all amounts which Parent, any Parent Subsidiary or ERISA Affiliate thereof is required to pay under the terms of each such plan as of the last day of the most recent plan year thereof ended prior to the date of this Agreement, and all such amounts properly accrued through the Closing Date with respect to the current plan year thereof will be paid by Parent or the applicable Parent Subsidiary on or prior to the Closing Date or will be properly reflected on the books and records of Parent or the applicable Parent Subsidiary or ERISA Affiliate; (vii) no such plan provides medical, surgical, hospitalization, death or similar benefits (whether or not insured), with respect to current or former employees of Parent or any Parent Subsidiary for periods extending beyond their retirement or other termination of service (other than (A) coverage mandated by applicable law, (B) death benefits under any "employee pension benefit plan," as that term is defined in Section 3(2) of ERISA, (C) deferred compensation benefits accrued as liabilities on the books and records of Parent or such sponsoring Parent Subsidiary or (D) benefits the full cost of which is borne by the current or former employee (or his beneficiary)); and (viii) no amounts payable under any such plans will fail to be deductible for Federal income tax purposes by virtue of Section 162(m) or 280G of the Code. Neither Parent nor any Parent Subsidiary has an outstanding liability in respect of (i) a failure to make a required contribution or payment to a multiemployer plan or (ii) a complete or partial withdrawal under Section 4203 or 4205 of ERISA from a multiemployer plan. No circumstance exists that presents a material risk of a partial withdrawal from a multiemployer plan. To the Knowledge of Parent and each

Parent Subsidiary, no circumstance exists that presents a material risk that any such plan will go into reorganization.

                  (b) Non-U.S. Employee Benefit Matters: Section 4.13(b) of the Parent Disclosure Schedule sets forth a true and complete list of each Parent Foreign Plan, whether formal or informal, written or oral. Except to the extent set forth in Section 4.13(a) of the Parent Disclosure Schedule: (i) each Parent Foreign Plan required to be filed or registered with or approved by any applicable governmental or regulatory body or authority has been so filed, registered or approved and has been maintained in good standing with such body or authority, and each such Parent Foreign Plan is now and has always been operated in full compliance in all material respects with all applicable laws and regulations; (ii) no Parent Foreign Plan is subject to the provisions of ERISA; (iii) the fair market value of the assets of each funded Parent Foreign Plan, the liability of each insurer for any Parent Foreign Plan funded through insurance or the book reserve established for any Parent Foreign Plan together with any contributions accruing on or before the Closing Date, in each case as shall be reflected in the books and records of Parent or the Parent Subsidiary sponsoring such Parent Foreign Plan, are or will be sufficient, on a combined basis, to procure or provide for the benefits determined on an ongoing basis accrued to the Closing Date payable to all current and former participants of such Parent Foreign Plan according to the actuarial assumptions and valuations most recently used to determine employer contributions to such Parent Foreign Plan; and (iv) full payment has been made or will be made, in accordance with applicable law and the provisions of each Parent Foreign Plan, of all amounts which Parent or any Parent Subsidiary is required to pay on or prior to the Closing Date under the terms of each Parent Foreign Plan as of the last day of the most recent plan year thereof ended prior to the date of this Agreement, and all such amounts properly accrued through the Closing Date with respect to the current plan year thereof ended prior to the date of this Agreement, and all such amounts properly accrued through the Closing Date with respect to the current plan year thereof will be paid by Parent or such Parent Subsidiary on or prior to the Closing Date or will be properly reflected on the books and records of Parent or such Parent Subsidiary.

                  (c) Parent Domestic Plans and Parent Foreign Plans: Except to the extent set forth in Section 4.13(c) of the Parent Disclosure Schedule, (i) with respect to each Parent Domestic Plan that is a single employer plan and with respect to each Parent Foreign Plan, Parent has heretofore delivered to Sellers' Representatives true and complete copies of each of the following documents: (A) a copy of such Parent Domestic Plan and Parent Foreign Plan (including all amendments thereto), (B) a copy of the annual report (which shall include non-discrimination tests, where applicable), if required under ERISA or other applicable law, with respect to each such Parent Domestic Plan and Parent Foreign Plan for the two most recently completed plan years, (C) a copy of the actuarial report, if required under ERISA or other applicable law, with respect to each such Parent Domestic Plan and Parent Foreign Plan for the three most recently completed plan years, (D) a copy of the most recent "summary plan description," together with each "summary of material modifications," required under ERISA with respect to each Parent Domestic Plan, and any plan description, required under applicable law with respect to each Parent Foreign Plan, (E) if the Parent Domestic Plan or Parent Foreign Plan is funded through a trust or any third-party funding vehicle, a copy of the trust or other funding agreement (including all amendments thereto) and the latest financial statements thereof, and (F) the most recent determination letter received from the IRS with respect to such Parent Domestic Plan that is intended to be qualified under
Section 401 of the Code, and the most recent letter, certification or other document, if any, received from any applicable governmental or regulatory body or authority evidencing the registration and/or approval of any Parent Foreign Plan required to be so registered or approved; (ii) there are no pending or, to the Knowledge of Parent and each Parent Subsidiary, threatened or anticipated material claims by, on behalf of or against any of the Parent Domestic Plans or Parent Foreign Plans, and no material litigation or administrative or other proceeding (including, without limitation, any litigation or proceeding under Title IV of ERISA) has occurred or, to the Knowledge of Parent and each Parent Subsidiary, is threatened involving any Parent Domestic Plan or Parent Foreign Plan, and (iii) the consummation of the transactions contemplated by this Agreement or any other Operative Agreement shall not, either alone or in combination with another event, except as set forth in Section 4.13(c) of the Parent Disclosure Schedule, (A) accelerate the time of payment or vesting or increase the amount of compensation due any employee or officer of Parent or any Parent Subsidiary, (B) entitle any current or former employee or officer of Parent or any Parent Subsidiary to severance pay, unemployment compensation or any other payment, except as expressly provided in this Agreement, or (C) with respect to any Parent Domestic Plan that is a single employer plan, constitute a prohibited transaction described in Section 406 of ERISA or Section 4975 of the Code for which an exemption is not available.

         Section 4.14 Litigation. Except as set forth in Section 4.14 of the Parent Disclosure Schedule, there is no Action pending or, to the Knowledge of Parent, threatened against or involving Parent or any Parent Subsidiary which would reasonably be expected to have a Parent Material Adverse Effect, or which questions or challenges the validity of this Agreement or any other Operative Agreement or any action taken or to be taken by Parent pursuant to this Agreement or any other Operative Agreement or in connection with the transactions contemplated hereby and thereby. Neither Parent nor any Parent Subsidiary is subject to any judgment, order or decree entered in any Action which purports to limit in any respect, or which may have a material adverse effect on, its business practices or its ability to acquire any property or conduct all or any material portion of the businesses conducted by Parent and the Parent Subsidiaries in any locality.

         Section 4.15 Compliance with Law. Except as set forth in Section 4.15 of the Parent Disclosure Schedule, the operations of Parent and each Parent Subsidiary have been and are being conducted in accordance with all applicable Laws and other requirements of any Authority having jurisdiction over Parent or any Parent Subsidiary, or any of their respective properties, assets or business, including, without limitation, all such Laws and requirements relating to antitrust, consumer protection, currency exchange, health, occupational safety, employment practices, wages and hours, pension, securities, and trading-with-the-enemy matters and planning and development, except for such matters as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

         Section 4.16 Taxes. Except as set forth in Section 4.16 of the Parent Disclosure Schedule:

                  (a) All Tax Returns required to be filed with respect to Parent and the Parent Subsidiaries or the affiliated, combined or unitary group of which Parent or any Parent Subsidiary is or was a member have been duly and timely filed, except for those returns which, individually or in the aggregate, would not have a Parent Material Adverse Effect, and all such Tax Returns are true, correct and complete. Parent and each Parent Subsidiary has duly and timely paid all Taxes and other charges that are due, whether or not shown as due on any Tax Return, except for Taxes reserved for on the financial statements of Parent and the Parent Subsidiaries. There are no Liens with respect to Taxes (except for Liens with respect to real property Taxes not yet due) upon any of the assets of Parent or any Parent Subsidiary. None of Parent or any Parent Subsidiary is a party to, is bound by, or has any obligation under, any Tax sharing, allocation, indemnity or similar Contract, nor is liable for the Taxes of any other person. Parent and the Parent Subsidiaries have established due and sufficient reserves on the financial statements of Parent and the Parent Subsidiaries for the payment of all Taxes in accordance with US GAAP.

                  (b) All Tax deficiencies that have been asserted, proposed or assessed in writing against or with respect to Parent or any Parent Subsidiary by any taxing authority have been paid in full or finally settled, and no issue (including with respect to transfer pricing) has been raised in writing by any taxing authority in any examination, audit or other proceeding that, by application of the same or similar principles, reasonably could be expected to result in a material proposed deficiency for any other period not so examined. There are no outstanding Contracts, consents, waivers or arrangements extending the statutory period of limitation applicable to any Tax Return or claim for, or the period for the collection or assessment of, Taxes due from Parent or any Parent Subsidiary for any taxable period.

                  (c) Neither Parent or any Parent Subsidiary has been or is in violation (or with notice or lapse of time or both, would be in violation) of any applicable Law relating to the payment or withholding of Taxes (including, without limitation, withholding of Taxes pursuant to Sections 1441 and 1442 of the Code or similar provisions under any foreign Laws). Parent and each Parent Subsidiary has duly and timely withheld from employee salaries, wages and other compensation and paid over to the appropriate taxing authorities all amounts required to be so withheld and paid over for all periods under all applicable Laws.

                  (d) No audit or other proceeding by any domestic or foreign court, governmental or regulatory authority, or similar Person is pending or, to the Knowledge of Parent and any Parent Subsidiary, threatened with respect to any Taxes due from Parent or any Parent Subsidiary or any Tax Return filed or required to be filed by or relating to Parent or any Parent Subsidiary.

                  (e) No claim has ever been made by an authority in any jurisdiction where Parent or any Parent Subsidiary has not filed Tax Returns that they are or may be subject to taxation by that jurisdiction.

         Section 4.17 Activities of US Acquisition Sub and US Acquisition Sub
II. As of the date hereof and the Integration Commencement Date, except for obligations or liabilities incurred or agreements or arrangements entered into in connection with the transactions contemplated hereby and by the Other Purchase Agreements, in connection with their incorporation or organization or described in Section 4.17 of the Parent Disclosure Schedule, neither US Acquisition Sub nor US Acquisition Sub II has or will have incurred, directly or indirectly, any obligations or liabilities or engaged in any business activities of any type or kind whatsoever or entered into any agreements or arrangements with any Person.

         Section 4.18 Opinion of Financial Advisors. Parent has received the opinion of Morgan Stanley & Co. Incorporated, financial advisors to Parent, to the effect that, as of the date of this Agreement, the Consideration to be paid by the Buyers under this Agreement and the Other Purchase Agreements is fair to Parent's stockholders from a financial point of view.

         Section 4.19 Certain Fees. Except for Morgan Stanley & Co. Incorporated and William Blair & Company, neither Parent nor any of its officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated by this Agreement or the other Operative Agreements.

         Section 4.20 Disclosure Documents. The Offering Memorandum and the Proxy Statement will not, in the case of the Offering Memorandum, as of the date thereof or, in the case of the Proxy Statement, either at the time of the mailing of the Proxy Statement to the stockholders of Parent or at the time of the meeting of such stockholders to be held in connection therewith, contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary to in order to make the statements therein, in light of the circumstances under which they are or were made, not misleading, provided that no representation or warranty is made as to the information included therein that relates to any Shareholder, Other Shareholder, JLW Seller, Company, Europe/USA Region Company or Australasia Region Company, or any of their respective Subsidiaries, including, with respect to the Integration, this Agreement, the Other Purchase Agreements or the transactions contemplated hereby or thereby.

         Section 4.21 Other. The Board of Parent has approved this Agreement, the other Operative Agreements, the Other Purchase Agreements and the transactions contemplated hereby and thereby and such approval is sufficient to render inapplicable any "fair price," "moratorium," "control share acquisition" or other similar antitakeover statute or regulation enacted under the laws of the State of Illinois or the State of Maryland (including, without limitation, any of the provisions of Subtitle 6 or 7 of the General Corporation Law of Maryland) to the purchase or sale of the Consideration Shares pursuant to this Agreement, the Joinder Agreements, the Other Purchase Agreements or the Other Joinder Agreements. As of the date hereof, Parent has not adopted any "poison pill" or "shareholder rights plan." As of the Closing Date, Parent will not have adopted a "poison pill" or "shareholder rights plan" which would be applicable to the transactions contemplated by this Agreement.


                                    ARTICLE V

                            COVENANTS OF THE SELLERS
                            ------------------------
                                AND THE COMPANIES
                                -----------------

         Section 5.1 Operation of the Companies. From the date hereof to the Closing, except as described in Section 5.1 of the Company Disclosure Schedule or as otherwise permitted by or provided in this Agreement, the other Operative Agreements or the Integration Plan or the Integration Agreements, or except as consented to in writing by Parent (which consent shall not be unreasonably withheld or delayed), each of the Sellers and the Companies agrees that:

                  (a) Such Company shall (and the Seller which is the parent thereof shall cause such Company to), and shall cause (and the Seller which is the parent thereof shall cause such Company to cause) each Company Subsidiary which is a direct or indirect Subsidiary thereof to, conduct its business only in the ordinary and usual course and substantially in the same manner as heretofore conducted.

                  (b) Such Seller and Company shall (and the Seller which is the parent thereof shall cause such Company to) perform all acts to be performed by it pursuant to this Agreement, any other Operative Agreements and the Integration Plan and the Integration Agreements and shall refrain from taking any action (other than any action permitted by or provided in this Agreement) that would result in the representations and warranties of the Sellers, the Companies or the Management Shareholders hereunder or of the Shareholders or the Related JLW Owners of such Shareholders under the Joinder Agreements becoming untrue in any material respect or any of the conditions to Closing not being satisfied.

Without limiting the generality of the foregoing, except as described in Section
5.1 of the Company Disclosure Schedule or as otherwise permitted or contemplated by this Agreement, the other Operative Agreements or the Integration Plan or the Integration Agreements, or except as consented to in writing by Parent (which consent will not be unreasonably withheld or delayed), from the date hereof to the Closing, such Company shall not (and the Seller which is the parent thereof shall cause such Company not to), and shall cause (and the Seller which is the parent thereof shall cause such Company to cause) each Company Subsidiary which is a direct or indirect Subsidiary thereof not to:

                           (i)      amend its certificate of incorporation,
bylaws or memorandum and articles of association (or similar organizational documents), as applicable, or adopt or pass further regulations or resolutions inconsistent therewith;

                           (ii)     other than in the ordinary course of
business consistent with past practice (A) incur any indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or guarantee any debt securities of any other Person (other than any Company or Company Subsidiary), or (B) make any loans, advances or capital contributions to, or investments in, any other Person (other than to any Company or Company Subsidiary), or enter into any material Contract;

                           (iii)   acquire, by merging or consolidating with or
by purchasing equity interests in or assets of any other Person or otherwise, any material assets of or any equity interests in any other Person;

                           (iv)     pay, discharge or satisfy any claims,
liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than (A) the payment, discharge or satisfaction in the ordinary course of business consistent with past practice or as required by their terms, of liabilities reflected or specifically reserved against in or contemplated by the Asia Interim Financial Statements; (B) claims, liabilities or obligations that are incurred after the date thereof in the ordinary course of business consistent with past practice or that are immaterial (in relation to each such entity) if not incurred in the ordinary course of business or (C) the payment, discharge or satisfaction in the ordinary course of business consistent with past practice of obligations under (1) Contracts or Licenses listed or disclosed in the Company Disclosure Schedule or not required to be listed or disclosed therein by reason of materiality or other specifically identified exceptions or exclusions set forth in such representations and warranties or (2) Contracts or Licenses entered into after the date of this Agreement in accordance with the limitations set forth in this Section 5.1;

                           (v)      pay, discharge or satisfy any material Lien,
unless required by the terms thereof or of the documents evidencing or governing any related indebtedness;

                           (vi)     permit or allow any of its respective
material properties or assets, real, personal or mixed, tangible or intangible, to be subjected to any Lien, except for any Permitted Liens incurred in the ordinary course of business consistent with past practice;

                           (vii)    cancel any material debts or claims, or
waive any rights of material value or, sell, transfer or convey any of its respective material properties or assets, real, personal or mixed, tangible or intangible;

                           (viii)   enter into any employment or severance
agreement with any officer, director, shareholder or employee thereof who receives or would receive annual compensation in excess of US$100,000;

                           (ix)     enter into or amend any bonus, pension,
profit-sharing or other plan, commitment, policy or arrangement in respect of the compensation payable or to become payable to any of its officers, directors, shareholders or employees (other than salary increases in the ordinary course of business consistent with past practice to employees who are not officers, directors or shareholders of any of the Companies or Company Subsidiaries which, in the aggregate, are not material and year-end bonuses in the ordinary course of business consistent with past practice);

                           (x)      make any pension, retirement, profit
sharing, bonus or other employee welfare or benefit payment or contribution, other than in the ordinary course of business consistent with past practice, or voluntarily accelerate the vesting of any compensation or benefit;

                           (xi)     declare, pay or make, or set aside for
payment or making, any dividend or other distribution in respect of its issued share capital or capital stock or other securities, as applicable, or directly or indirectly redeem, purchase or otherwise acquire any of its issued share capital or capital stock or other securities, other than dividends paid or payable by a wholly owned Company Subsidiary to a Company or another wholly owned Company Subsidiary;

                           (xii)    issue, allot, create, grant or sell any of
its shares of capital stock or other equity securities or issue, grant or sell any security, option, warrant, call, subscription or other right of any kind, fixed or contingent, that directly or indirectly calls for the issuance, allotment, sale, pledge or other disposition of any of its issued share capital, shares of capital stock or other equity securities;

                           (xiii)   make any change in any accounting or tax
principles, practices or methods, except as may be required by applicable generally accepted accounting principles or applicable Law;

                           (xiv)    make any material tax election or settle or
comprise any material income tax liability;

                           (xv)     terminate or amend or fail to perform any of
its obligations under any material Contract to which it is a party or by which it or any of its assets are bound;

                           (xvi)    enter into any material joint venture or
partnership;

                           (xvii)   settle any material lawsuits, claims,
actions, investigations or proceedings; or

                           (xviii)  authorize or enter into any obligation or
commitment (or otherwise agree) to take any of the foregoing actions.

                  (c) Such Seller and Company shall, and shall cause each Company Subsidiary which is a direct or indirect Subsidiary thereof to, give prompt notice to Parent of (i) any Company Material Adverse Effect, (ii) any change which makes it likely that any representation or warranty set forth in this Agreement regarding the Sellers, the Companies or the Company Subsidiaries will not be true in any material respect at the Integration Commencement Date or the Closing, as applicable, or would be likely to cause any condition to the obligations of any party hereto to consummate the transactions contemplated by this Agreement not to be satisfied or (iii) the failure of the Sellers or the Companies to comply with or satisfy any covenant or agreement to be complied with or satisfied by it pursuant to this Agreement, the other Operative Agreements and the Integration Plan and Integration Agreements which would likely cause a condition to the obligations of any party to effect the transactions contemplated by this Agreement not to be satisfied.

                  (d) Such Company shall, and shall cause each Company Subsidiary which is a direct or indirect Subsidiary thereof to, use commercially reasonable efforts to take such action as may be necessary to maintain, preserve, renew and keep in full force and effect its existence and its material rights and franchises.

                  (e) Such Company shall, and shall cause each Company Subsidiary which is a direct or indirect Subsidiary thereof to, use commercially reasonable efforts to preserve intact the existing relationships with its clients and employees and others with respect to the businesses with which it has business relationships. Such Company shall, and shall cause each Company Subsidiary which is a direct or indirect Subsidiary thereof to, permit the Buyers to contact suppliers, customers and employees in coordination with personnel of such Company or Company Subsidiary for purposes of facilitating the transactions contemplated hereby.

         Section 5.2 Access. Subject to compliance with applicable Law, upon reasonable notice, each Company shall, and shall cause each Company Subsidiary which is a direct or indirect Subsidiary thereof to, give Parent and its counsel, financial advisors, auditors and other authorized representatives reasonable access during normal business hours to its offices, properties, books and records, furnish to Parent and its counsel, financial advisors, auditors and other authorized representatives such financial and operating data as such persons may reasonably request, and instruct and request each of its partners, directors, officers, employees, counsel and financial advisors (as applicable) to cooperate with Parent in its investigation of the businesses of the Companies and Company Subsidiaries and in the planning for the combination of the businesses of the Companies and Parent following the consummation of the transactions contemplated hereby; provided that no investigation pursuant to this Section shall affect any representation or warranty given by the Management Shareholders, the Sellers or the Companies hereunder or the Shareholders or the Related JLW Owners of such Shareholders under the Joinder Agreements. All information obtained pursuant to this Section 5.2, or otherwise pursuant to this Agreement, shall be governed by the Confidentiality Agreement, dated as of June 4, 1998, by and among Parent and the various individuals and entities party thereto (the "Confidentiality Agreement").

         Section 5.3 Consents. The Sellers and the Companies shall, unless otherwise agreed to by Parent, use commercially reasonable efforts to obtain, prior to the Closing (a) all Consents required to consummate the transactions contemplated by this Agreement, the other Operative Agreements or the Integration Plan and the Integration Agreements, including, without limitation, the Consents required by Sections 3.6 and 3.7 of the Company Disclosure Schedule, and (b) such additional Consents as Parent or its counsel shall reasonably determine to be necessary. All such Consents shall be in writing and executed counterparts thereof shall be delivered to Parent promptly after receipt thereof by any Seller or Company but in no event later than the Integration Commencement Date.

         Section 5.4 Closing Net Worth. The Sellers and the Companies shall cause the Final Asia Region Closing Net Worth to be positive.

         Section 5.5 Other Offers. From the date hereof until the termination hereof, each of the Sellers and the Companies shall not, and shall cause each Company Subsidiary which is a direct or indirect Subsidiary thereof not to, and shall not permit the directors, officers, employees, agents and advisors of the Sellers and the Companies and the Company Subsidiaries to, directly or indirectly, (i) take any action to solicit, initiate or knowingly encourage any JLW Acquisition Proposal or (ii) engage in negotiations with, or disclose any nonpublic information relating to any Seller, Company or Company Subsidiary or afford access to the properties, books or records of any Seller, Company or Company Subsidiary to, any Person that may be considering making, or has made, a JLW Acquisition Proposal; provided, that any Seller or Company may respond to inquiries with respect to a JLW Acquisition Proposal for the sole purpose of informing the inquiring Person that no discussions of any kind may occur while this Section 5.5 is in effect. Each of the Sellers and the Companies will promptly (and in no event later than 24 hours after receipt of the relevant JLW Acquisition Proposal or request for information) notify Parent in writing of the receipt of any JLW Acquisition Proposal or request for information (which notice shall identify the Person making the JLW Acquisition Proposal or request and set forth the material terms and conditions thereof). For purposes of this Section 5.5, "JLW Acquisition Proposal" means any offer or proposal for, or any indication of interest in, a merger, consolidation or other business combination involving any of the Sellers, the Companies or the Company Subsidiaries or the acquisition of any equity interest in, or a substantial portion of the assets of, any of the Sellers, the Companies or the Company Subsidiaries, other than the transactions contemplated by this Agreement and the Other Purchase Agreements.

         Section 5.6 Integration Matters. Without the prior written consent of Parent (which consent shall not be unreasonably withheld or delayed), no JLW Party shall (i) amend the Integration Plan or any Integration Agreement, (ii) extend the time for the performance of any of the obligations thereunder, (iii) waive any inaccuracies in the representations and warranties contained in any Integration Document, (iv) waive compliance with any of the agreements or conditions contained therein, or (v) enter into any agreement, arrangement or understanding other than as set forth in the Integration Plan or Integration Agreements in respect of the transactions contemplated thereby; provided, however, that the foregoing shall not prohibit the Sellers'

Representatives from waiving any condition contained in any Integration Agreement that the Sellers' Representatives could waive pursuant to Article VII or IX hereof.

         Section 5.7 Nine-Month Financial Statements. The Sellers and the Companies shall cause to be prepared and, as soon thereafter as practicable but in no event later than November 16, 1998, deliver to Parent the Nine-Month Interim Financial Statements and the JLW Combined 9/30 Financial Statement Schedules, in each case as contemplated by the provisions of Section 3.8(b) hereof.

         Section 5.8 Name Changes. Except as set forth in Section 5.9 of the Company Disclosure Schedule, following the Closing Date, no Seller shall make, or permit any Continuing Affiliate to make, use of the names "JONES LANG WOOTTON" or "JLW" or associated marks, or any confusingly similar names or marks. Within 30 days following the Closing Date, each Seller shall, and shall cause each Continuing Affiliate to, remove the words "JONES LANG WOOTTON" or "JLW," if they appear, from its corporate title by making an appropriate filing with the appropriate Authority in each relevant jurisdiction. Except as set forth in Section 5.9 of the Company Disclosure Schedule, following the Closing Date, each Seller shall not, and the Sellers shall cause each Continuing Affiliate not to, use, attempt to register or challenge any of the Buyers', the Companies' or the Company Subsidiaries' rights to use or register any trademark, service mark, trade name, logo or trade dress identical to, or confusingly similar to, "JONES LANG WOOTTON," "JLW" or the "globe logo device" in any jurisdiction throughout the world.


                                   ARTICLE VI

                               COVENANTS OF PARENT
                               -------------------

         Section 6.1 Operation of Parent. From the date of hereof to the Closing, except as described in Section 6.1 of the Parent Disclosure Schedule or as otherwise permitted by or provided in this Agreement, the other Operative Agreements or the Integration Plan or the Integration Agreements, or except as consented to in writing by the Sellers' Representatives (which consent shall not be unreasonably withheld or delayed), Parent agrees that:

                  (a) Parent shall, and shall cause each Parent Subsidiary to, conduct its business only in the ordinary and usual course and substantially in the same manner as heretofore conducted.

                  (b) Parent shall, and shall cause US Acquisition Sub and US Acquisition Sub II to, perform all acts to be performed by it pursuant to this Agreement, any other Operative

Agreements and the Integration Plan and the Integration Agreements and shall refrain from taking any action (other than any action permitted by or provided in this Agreement) that would result in the representations and warranties of Parent, US Acquisition Sub or US Acquisition Sub II hereunder becoming untrue in any material respect or any of the conditions to Closing not be satisfied.

Without limiting the generality of the foregoing, except as described in Section
6.1 of the Parent Disclosure Schedule or as otherwise permitted or contemplated by this Agreement, the other Operative Agreements or the Integration Plan or the Integration Agreements or except as consented to in writing by the Sellers' Representatives (which consent will not be unreasonably withheld or delayed), from the date hereof to the Closing, Parent shall not, and shall cause each Parent Subsidiary not to:

                           (i)      amend its certificate of incorporation or
bylaws (or similar organizational documents) or adopt or pass further regulations or resolutions inconsistent therewith;

                           (ii)     other than in the ordinary course of
business consistent with past practice (A) incur any indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or guarantee any debt securities of any other Person (other than any Parent Subsidiary), or (B) make any loans, advances or capital contributions to, or investments in, any other Person (other than to any Parent Subsidiary), or enter into any material Contract;

                           (iii)    acquire, by merging or consolidating with or
by purchasing equity interests in or assets of any other Person or otherwise, any material assets of or any equity interests in any other Person;

                           (iv)     pay, discharge or satisfy any claims,
liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise) other than (A) the payment, discharge or satisfaction, in the ordinary course of business consistent with past practice, or as required by their terms, of liabilities reflected or specifically reserved against in or contemplated by the Parent Interim Balance Sheet, (B) claims, liabilities or obligations that are incurred after the date thereof in the ordinary course of business consistent with past practice or that are immaterial liabilities if not incurred in the ordinary course of business or (C) the payment discharge or satisfaction in the ordinary course of business consistent with past practice of obligations under any Contracts or Licenses to which Parent or any Parent Subsidiary is bound as of the date hereof or entered into after the date of this Agreement in accordance with the limitations set forth in this Section 6.1;

                           (v)      pay, discharge or satisfy any material Lien
unless required by the terms thereof or the documents evidencing or governing any related indebtedness;

                           (vi)     permit or allow any of its respective
material properties or assets, real, personal or mixed, tangible or intangible, to be subjected to any Lien, except for any Permitted Liens incurred in the ordinary course of business consistent with past practice;

                           (vii)    cancel any material debts or claims, or
waive any rights of material value or, sell, transfer or convey any of its respective material properties or assets, real, personal or mixed, tangible or intangible;

                           (viii)   enter into any employment or severance
agreement with any partner, officer, director, shareholder or employee thereof who receives or would receive annual compensation in excess of US$100,000;

                           (ix)     enter into or amend any bonus, pension,
profit-sharing or other plan, commitment, policy or arrangement in respect of the compensation payable or to become payable to any of its officers, directors or employees (other than salary increases in the ordinary course of business consistent with past practice to employees who are not officers or directors of Parent which, in the aggregate, are not material and year-end bonuses in the ordinary course of business consistent with past practice);

                           (x)      make any pension, retirement, profit
sharing, bonus or other employee welfare or benefit payment or contribution, other than in the ordinary course of business consistent with past practice, or voluntarily accelerate the vesting of any compensation or benefit;

                           (xi)     declare, pay or make, or set aside for
payment or making, any dividend or other distribution in respect of its capital stock or other securities, or directly or indirectly redeem, purchase or otherwise acquire any of its capital stock or other securities, other than dividends paid or payable by a wholly owned Parent Subsidiary to Parent or another wholly owned Parent Subsidiary;

                           (xii)    other than pursuant to the Parent Stock
Plans, issue, allot, create, grant or sell any shares of its capital stock or any equity security or issue, grant or sell any security, option, warrant, call, subscription or other right of any kind, fixed or contingent, that directly or indirectly calls for the issuance, allotment, sale, pledge or other disposition of any shares of its capital stock or other equity securities;

                           (xiii)   make any change in any accounting or tax
principles, practices or methods, except as may be required by applicable generally accepted accounting principles or applicable Law;

                           (xiv)    make any material tax election or settle or
compromise any material income tax liability;

                           (xv)     terminate or amend or fail to perform any of
its obligations under any material Contract to which it is a party or by which it or any of its assets are bound;

                           (xvi)    enter into any material joint venture or
partnership;

                           (xvii)   settle any material lawsuits, claims,
actions, investigations or proceedings; or

                           (xviii)  authorize or enter into any obligations or
commitment (or otherwise agree) to take any of the foregoing actions.

                  (c) Parent shall, and shall cause each Parent Subsidiary to, give prompt notice to the Sellers' Representatives of (i) any Parent Material Adverse Effect, (ii) any change which makes it likely that any representation or warranty set forth in this Agreement regarding Parent will not be true in any material respect at the Integration Commencement Date or the Closing, as applicable, or would be likely to cause any condition to the obligations of any party hereto to consummate the transactions contemplated by this Agreement not to be satisfied or (iii) the failure of Parent, US Acquisition Sub or US Acquisition Sub II to comply with or satisfy any covenant or agreement to be complied with or satisfied by it pursuant to this Agreement and the other Operative Agreements which would likely cause a condition to the obligations of any party to effect the transactions contemplated by this Agreement not to be satisfied.

                  (d) Parent shall, and shall cause each Parent Subsidiary to, use commercially reasonable efforts to take such action as may be necessary to maintain, preserve, renew and keep in full force and effect its existence and its material rights and franchises.

                  (e) Parent shall, and shall cause each Parent Subsidiary to, use commercially reasonable efforts to preserve intact the existing relationships with its clients and employees and others with respect to the businesses with which it has business relationships. Parent shall, and shall cause each Parent Subsidiary to, permit the Shareholders' Representatives or their designees to contact suppliers, customers and employees in coordination with the personnel of Parent or such Parent Subsidiary for purposes of facilitating the transactions contemplated hereby.

         Section 6.2 Access. Subject to compliance with applicable Law, upon reasonable notice, Parent shall, and shall cause each Parent Subsidiary to, give the Sellers and the Companies, their respective counsel, financial advisors, auditors and other authorized representatives reasonable access during normal business hours to its offices, properties, books and records, furnish to the Sellers and the Companies, their respective counsel, financial advisors, auditors and other authorized representatives such financial and operating data as such persons may reasonably request, and instruct and request each of its directors, officers, employees, counsel and financial advisors (as applicable) to cooperate with the Sellers and the Companies in their investigation of the businesses of Parent and the Parent Subsidiaries and in the planning for the combination of the businesses of the Companies and Parent following the consummation of the transactions contemplated hereby; provided that no investigation pursuant to this Section shall affect any representation or warranty given by the Parent hereunder. All information obtained pursuant to this Section 6.2, or otherwise pursuant to this Agreement shall be governed by the Confidentiality Agreement.

         Section 6.3 Consents. Each of US Acquisition Sub, US Acquisition Sub II and Parent shall use, unless otherwise agreed by the Sellers' Representatives, commercially reasonable efforts to obtain, prior to the Closing, (a) all Consents required to consummate the transactions contemplated by this Agreement and the other Operative Agreements, including, without limitation, the Consents required by Sections 4.5 and 4.6 of the Parent Disclosure Schedule, and (b) such additional Consents as the Sellers' Representatives or counsel to the Sellers shall reasonably determine to be necessary. All such Consents shall be in writing and executed counterparts thereof shall be delivered to the Sellers' Representatives promptly after receipt thereof by Parent but in no event later than the Integration Commencement Date.

         Section 6.4 Listing of Consideration Shares. Parent shall use commercially reasonable efforts to cause the Consideration Shares to be approved for listing on the NYSE, subject to official notice of issuance, on or prior to the Integration Commencement Date.

         Section 6.5 Stockholder Approval; Proxy. (a) Parent shall, in accordance with applicable Law and the Articles of Incorporation and Bylaws of Parent, cause a special meeting of its stockholders to be duly called and held for the purpose of voting (and will hold such a vote at such meeting) on the approval of the Proposed Actions as promptly as practicable following the Shareholder Determination Date.

                  (b) In connection with such meeting, Parent shall promptly prepare and file with the SEC, and use its reasonable efforts to have cleared by the SEC and after the Commitment Date mail to its stockholders, a proxy statement (the "Proxy Statement") that complies as to form in all material respects with all relevant provisions of the Exchange Act relating to the meeting of Parent's stockholders to be held in connection with this Agreement and includes (when so filed) such information as the Management Shareholders shall reasonably request. Parent shall consult with the Shareholder's Representatives, the Sellers, the Companies and the financial advisers and counsel to the Sellers in connection with, and shall permit them to participate in, the preparation of the Proxy Statement. Parent shall promptly notify them of the receipt of comments of the SEC with respect to the Proxy Statement and requests by the SEC for amendments or supplements to the Proxy Statement or for additional information, and shall promptly supply them with copies of all correspondence between Parent (or its representatives) and the SEC (or its staff) and shall permit such counsel to participate in all telephone conferences or meetings with the SEC (or its staff) relating thereto.

                  (c) The Proxy Statement shall include the approval and recommendation of the Board of Parent in favor of this Agreement and the Other Purchase Agreements and the transactions contemplated hereby and thereby, including the Proposed Actions, and unless Parent shall modify or withdraw such recommendation, Parent shall use all reasonable efforts to solicit from its stockholders proxies in favor of the foregoing and take all other actions reasonably necessary or advisable to secure the requisite vote or consent of stockholders required by Maryland law and the NYSE; provided, that Parent may modify or withdraw such recommendation, but only if and to the extent that (i) a Parent Acquisition Proposal has been made prior to the time that the Board determines to withdraw or modify its recommendation, (ii) the Board reasonably concludes in good faith, based on advice from its outside counsel, that the failure to make such withdrawal or modification would violate the fiduciary duties of the Board under applicable Law, and (iii) Parent shall have delivered to the Shareholders' Representatives, at least two Business Days prior to such withdrawal or modification, a written notice advising the Shareholders' Representatives that Parent has received a Parent Acquisition Proposal, identifying the person making such Parent Acquisition Proposal, setting forth the material terms and conditions of such Parent Acquisition Proposal and indicating that the Board proposes to withdraw or modify its recommendation.

         Section 6.6 Other Offers. From the date hereof until the termination hereof, Parent shall not, and shall cause each of the Parent Subsidiaries not to, and shall not permit the directors, officers, employees, agents and advisors of Parent and any of the Parent Subsidiaries to, directly or indirectly, (i) take any action to solicit, initiate or knowingly encourage any Parent Acquisition Proposal or (ii) engage in negotiations with, or disclose any nonpublic information relating to Parent or any of the Parent Subsidiaries or afford access to the properties, books or records of

Parent or any of the Parent Subsidiaries to, any Person that may be considering making, or has made, a Parent Acquisition Proposal; provided, however, that Parent may engage in negotiations with, disclose nonpublic information relating to Parent and any of the Parent Subsidiaries and afford access to the properties, books and records of Parent and any of the Parent Subsidiaries to, any Person who has made a Parent Acquisition Proposal and take such other actions as are customarily undertaken in connection with the negotiation and evaluation of a Parent Acquisition Proposal if, and to the extent that, the Board reasonably concludes in good faith based on advice from its outside counsel that the failure to take such action would violate the fiduciary duties of the Board under applicable Law; provided that, prior to any such negotiations, disclosure of non-public information, affording of access or the taking of such other actions, such Person enters into a confidentiality agreement with Parent on customary terms. Parent will promptly (and in no event later than 24 hours after receipt of the relevant Parent Acquisition Proposal or request for information) notify the Shareholders' Representatives in writing of the receipt of any Parent Acquisition Proposal or request for information (which notice shall identify the Person making the Parent Acquisition Proposal or request and set forth the material terms and conditions thereof). Parent will keep the Shareholders' Representatives fully informed on a current basis of the status and details of any Parent Acquisition Proposal and any request for information. Parent shall, and shall cause the Parent Subsidiaries and the directors and officers and financial and legal advisers of Parent and the Parent Subsidiaries to, cease immediately and cause to be terminated all activities, discussions or negotiations, if any, with any Person heretofore conducted with respect to any Parent Acquisition Proposal. Notwithstanding any provision of this Section 6.6, nothing in this Section 6.6 shall prohibit Parent or the Board from talking and disclosing to Parent's stockholders a position with respect to a Parent Acquisition Proposal by a third party to the extent required under the Exchange Act or from making such disclosure to the Company's stockholders which, in the judgment of the Board based on the advice of outside counsel, is required under applicable Law; provided that nothing in this sentence shall affect the obligations of Parent and the Board under any other provision of this Agreement. For purposes of this Agreement, "Parent Acquisition Proposal" means any offer or proposal for, or any indiction of interest in, a merger, consolidation or other business combination involving Parent or any of the Parent Subsidiaries or the acquisition of any equity interest in, or a substantial portion of the assets of, Parent or any of the Parent Subsidiaries, other than the transactions contemplated by this Agreement and the Other Purchase Agreements.

         Section 6.7 Employee Trust. At or prior to Closing, Parent shall establish a trust (the "ESOT") for the purpose of holding 1,772,324 shares of Parent Common Stock (which shall be deposited therein, collectively, by Parent, US Acquisition Sub, US Acquisition Sub II and Australia Acquisition Sub on or prior to the Closing Date) (the "ESOT Shares") for distribution to certain JLW Employees. The trust agreement and the related agreements required to establish the ESOT (the "ESOT Agreements") shall reflect the terms set forth in Annex L attached hereto and such other terms as Parent and the Sellers' Representatives shall mutually agree. The trustee of the ESOT (the "ESOT Trustee") will be determined in accordance with and shall have the rights and obligations specified in Annex L hereto and the ESOT Agreements. The ESOT Agreements shall provide (to the extent set forth in Annex L) for the creation of sub trusts within the ESOT for the benefit of employees of specified Companies, Asian Region Companies and Australasia Region Companies and the Subsidiaries thereof(each a "Sub Trust" or an "ESOT Sub Trust", which Sub Trusts shall include a "JLW Australasia ESOT Sub Trust," a "JLW Asia ESOT Sub Trust," a "JLW England ESOT Sub Trust," a "JLW Scotland ESOT Sub Trust" and the "JLW Ireland ESOT Sub Trust"), which Sub Trusts shall be controlled by one or more persons designated pursuant to the SCCA. Parent and Sellers' Representatives agree to cooperate in good faith to determine the additional requirements of the ESOT and to negotiate in good faith the satisfactory resolution of such requirements prior to Closing. The parties hereto agree that (i) 91,988 ESOT Shares (the "ESOT Escrow Shares") shall be included in the Escrow Shares and (ii) 108,895 ESOT Shares (the "ESOT Adjustment Shares") shall be included in the Adjustment Shares, in each case to be delivered to the Escrow Agent on behalf of the ESOT pursuant to Section 1.3 hereof and Section 1.3 of each of the Other Purchase Agreements.

         Section 6.8 Certain Stockholder Agreements. Parent shall use commercially reasonable efforts to solicit the execution and delivery by each current director, officer and employee of Parent or any Parent Subsidiary who is a former partner in DEL of a stockholder agreement, in the form attached hereto as Exhibit 3 (the "DEL Stockholder Agreement"), on or prior to the Integration Commencement Date.

         Section 6.9 Certain Instruments of Indemnification. On or prior to the Integration Commencement Date, Parent shall execute and deliver the instruments of assumption of indemnification obligations in the respective forms attached hereto as Exhibit 6 and Exhibit 7.

         Section 6.10 Employee Stock Options. To the extent that Parent or any Parent Subsidiary issues or grants, or has issued or granted, (i) any stock options, stock appreciation rights, bonus or restricted stock awards, restricted stock units, performance shares or other stock based incentive awards, whether issued under a formal stock based incentive plan or otherwise, or (ii) any cash-based awards granted under a stock based incentive plan (the awards referred to in (i) and (ii) being sometimes referred to herein as "Stock Options") to any employees of Parent or any Parent Subsidiary, which employees were so employed prior to the Closing Date (other than any new employees after June 30, 1998) at any time after June 30, 1998 and prior to the third anniversary of the Closing Date, Parent shall cause at least an equivalent number of like Stock Options to be issued or granted, on or about the time of such grant or issuance (or, in the case of Stock Options granted or issued prior to the Closing Date, as soon as reasonably practicable after the Closing Date) to employees of Parent or any Subsidiary thereof who were employees of the JLW Businesses immediately prior to the Closing Date.

         Section 6.11 Director and Officer Indemnification. For a period of three years following the Closing Date, Parent shall not amend any charter, bylaw or other constitutional document of any Company or Company Subsidiary, in each case as in effect at June 30, 1998, in such a way as to remove or reduce any right to indemnification thereunder in favor of any director or officer thereof.


                                   ARTICLE VII

                    CONDITIONS TO OBLIGATIONS OF THE PARTIES
                    ----------------------------------------

                  The obligations of the Buyers to purchase the Shares at the Closing and to perform their respective other agreements under this Agreement and the other Operative Agreements to be performed by them at the Closing, and the obligations of the Sellers to sell the Shares at the Closing and the obligations of the Sellers, the Companies, the Shareholders and the Related JLW Owners to perform their respective other agreements under this Agreement, the other Operative Agreements and the Integration Agreements to be performed by them as part of the Integration or at the Closing, as the case may be, shall be subject to the satisfaction or waiver by Parent and the Sellers' Representatives and the Shareholders' Representatives, in the case of actions to be taken at the Closing, of the following conditions that are specified to be satisfied on the Closing Date (or, in the case of Section 7.5, at (or before) the time specified therein) or, in the case of actions to be taken as part of the Integration, of the following conditions that are specified to be satisfied on (or before) the Integration Commencement Date:

         Section 7.1 No Injunctions or Restraints. On the Integration Commencement Date and on the Closing Date, there shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court or other Authority of competent jurisdiction directing that the transactions provided for herein or any of them not be consummated as so provided.

         Section 7.2 No Litigation. On the Integration Commencement Date and on the Closing Date, there shall not be pending by any Authority any Action (or by any other Person any Action which has a reasonable likelihood of success), (i) challenging or seeking to restrain or prohibit the transactions contemplated by this Agreement, any other Operative Agreement or any Integration Agreement or seeking to obtain, in connection with the transactions contemplated by this Agreement, any other Operative Agreement or any Integration Agreement, any damages that would reasonably be expected to have a Parent Material Adverse Effect or a Company Material

Adverse Effect, (ii) seeking to prohibit or limit the ownership or operation by Parent, the Companies or any or all of them, or any of their respective Subsidiaries, of any material portion of their respective businesses or assets, or to compel Parent, the Companies or any or all of them, or any of their respective Subsidiaries, to dispose of or hold separate any material portion of such businesses or assets or (iii) seeking to prohibit Parent from exercising its rights under or otherwise enjoying the benefits of the other Operative Agreements.

         Section 7.3 HSR Act and Other Approvals. (a) On the Integration Commencement Date, (i) any applicable waiting period under the HSR Act relating to the transactions contemplated by this Agreement and the Other Purchase Agreements shall have expired or been terminated, (ii) the Required Regulatory Approvals shall have been obtained or filed or shall have occurred and be in effect, and (iii) all other authorizations, consents, orders or approvals of, or regulations, declarations or filings with, or expirations of applicable waiting periods imposed by, any Authority necessary for the consummation of the transactions contemplated by this Agreement, any other Operative Agreement or any Integration Agreement, including filings and consents required pursuant to other applicable antitrust and competition Laws, shall have been obtained or filed or shall have occurred and be in effect, except where the failure of which to be obtained or filed or to have occurred and be in effect, individually or in the aggregate, would not have or reasonably be expected to have a Parent Material Adverse Effect or a Company Material Adverse Effect or result in a violation of any criminal laws.

                  (b) On the Integration Commencement Date, there shall have been obtained or received and in effect (i) each of the Consents listed or described on Schedule 7.3(b) of the Parent Disclosure Schedule, (ii) each of the Consents listed or described on Schedule 7.3(b) of the Company Disclosure Schedule and (iii) any other Consents from third Persons (other than Authorities) to any of the transactions contemplated by this Agreement, the other Operative Agreements or any Integration Agreements that may be required under any Contract or License to which Parent, US Acquisition Sub, US Acquisition Sub II, any Seller or any Company, or any of their respective direct or indirect Subsidiaries, is a party or by which any of such Persons is bound with respect to which the failure to obtain or receive would, individually or in the aggregate, have or reasonably be expected to have a Parent Material Adverse Effect or a Company Material Adverse Effect.

         Section 7.4 Stockholders Vote. On or prior to the Integration Commencement Date, the Proposed Actions to be submitted for the approval of the stockholders of Parent shall have been approved by the requisite vote of Parent's stockholders.

         Section 7.5 Other Closings. The consummation of the transactions contemplated by each of the Other Purchase Agreements shall have occurred concurrently with the Closing.

         Section 7.6 Consummation of the Integration. On the Closing Date, the transactions contemplated by the Integration Plan and the Integration Agreements (other than the Post-Closing Integration Actions) shall have been (or shall have theretofore been) consummated in accordance with the terms and conditions of the Integration Plan and the Integration Agreements, without modification of the terms thereof or waiver of any of the conditions precedent thereto, unless Parent shall have consented thereto in writing (which consent will not be unreasonably withheld or delayed); and the Integration shall have been (or shall have theretofore been) consummated in all material respects in accordance with all applicable Laws).

         Section 7.7 Execution and Delivery of the other Operative Agreements. On the Integration Commencement Date, each Shareholder and each Related JLW Owner listed on the Final Master Shareholder List and each Other Shareholder and Related JLW Owner listed on the Final Master Shareholder List attached to each of the Other Purchase Agreements shall have (or shall have theretofore) duly executed and delivered to Parent: (i) a Joinder Agreement or Other Joinder Agreement, as applicable, (ii) a Stockholder Agreement and (iii) an Escrow Agreement.

         Section 7.8 Amendments. The Articles of Amendment and Restatement of Parent, in the form attached hereto as Annex H, shall have become effective; the amendment to the Articles of Incorporation of LACM contemplated by clause
(a)(i)(B) of Section 1.9 hereof shall have become effective.


                                  ARTICLE VIII

                       CONDITIONS TO OBLIGATIONS OF PARENT
                       -----------------------------------

                  The obligations of the Buyers to purchase the Shares at the Closing and to perform their respective other agreements under this Agreement and the other Operative Agreements to be performed by them as part of the Integration or at the Closing, is subject to the satisfaction or waiver by Parent, in the case of actions to be taken at the Closing, of the following conditions that are specified to be satisfied on the Closing Date or, in the case of actions to be taken as part of the Integration, of the following conditions that are specified to be satisfied on (or before) the Integration Commencement Date:

         Section 8.1 Representations and Warranties Correct as of the Integration Commencement Date. On the Integration Commencement Date, the representations and warranties of the Shareholders, the Related JLW Owners, the Sellers, the Companies and the Management Shareholders made herein, in the other Operative Agreements or in the Integration

Agreements and qualified as to Company Material Adverse Effect shall be true and correct in all respects at and as of the Integration Commencement Date, with the same force and effect as though made at and as of the Integration Commencement Date (except to the extent a representation or warranty speaks specifically as of an earlier date, in which event the same shall be true and correct in all respects as of such earlier date), except for any changes therein permitted or contemplated by this Agreement. On the Integration Commencement Date, each such representation and warranty not so qualified shall be true and correct in all respects at and as of the Integration Commencement Date, with the same force and effect as though made at and as of the Integration Commencement Date (except to the extent a representation or warranty speaks specifically as of an earlier date, in which event the same shall be true and correct in all respects as of such earlier date), and except for any changes therein permitted or contemplated by this Agreement, except for such failures of such representations or warranties to be true and correct in all respects as would not, individually or in the aggregate, have or reasonably be expected to have a Company Material Adverse Effect.

         Section 8.2 Certain Representations and Warranties Correct as of the Closing Date. On the Closing Date, the representations and warranties of the Sellers, the Companies and the Management Shareholders set forth in Section 3.1 hereof, the representations and warranties of the Sellers in Article IIIA hereof and the representations and warranties of the Shareholders and the Related JLW Owners contained in the Applicable Joinder Agreements shall be true and correct in all respects at and as of the Closing Date.

         Section 8.3 Performance; No Default. (a) On the Integration Commencement Date, the JLW Parties shall have performed and complied in all material respects with all the obligations and agreements required by this Agreement and the other Operative Agreements to which they or any of them is a party to be performed or complied with by the JLW Parties at or prior to the Integration Commencement Date.

                  (b) On the Closing Date, the JLW Parties shall have performed and complied in all material respects with all the obligations and agreements required by this Agreement and the other Operative Agreements to which they or any of them is a party to be performed or complied with by the JLW Parties at or prior to the Closing Date.

                  (c) On the Integration Commencement Date, the Shareholders and the Related JLW Owners shall have complied in all material respects with all obligations and agreements required by this Agreement and the other Operative Agreements to be performed by them at or prior to the Integration Commencement Date.

                  (d) On the Closing Date, Shareholders and the Related JLW Owners shall have complied in all material respects with all obligations and agreements required by this Agreement and the other Operative Agreements to be performed by them at or prior to the Closing Date.

         Section 8.4 Delivery of Certificate. Each of the Sellers, Companies and Management Shareholders shall have delivered to Parent (i) on the Integration Commencement Date, a certificate, dated the Integration Commencement Date, executed by it or him certifying to the fulfillment of the conditions set forth in Sections 8.1, 8.3(a) and 8.3(c) hereof and (ii) on the Closing Date, a certificate, dated the Closing Date, executed by it or him certifying to the fulfillment of the conditions set forth in Sections 8.2, 8.3(b) and 8.3(d) hereof, provided that, in the case of the certification by each of the Management Shareholders, such certification (x) shall be limited to the Knowledge of such Management Shareholder and (y) shall not apply to representations and warranties set forth in Article II or III of any Joinder Agreement (other than the representations and warranties set forth in such Articles of the Joinder Agreement to which such Management Shareholder is a party, which certification (notwithstanding clause (x) above) shall not be limited to his Knowledge).

         Section 8.5 Opinions of Counsel to the Sellers and the Companies. On the Closing Date, the Sellers' Representatives shall have delivered to Parent opinions of counsel to the Sellers and the Companies as to such matters as Parent shall reasonably request, which opinions shall be in a form reasonably satisfactory to counsel to Parent.

         Section 8.6 Comfort Letter. Parent shall have received a comfort letter, dated the date of the Proxy Statement and the date of Parent's stockholders' meeting referred to in Section 6.5 hereof and on the Integration Commencement Date, from each public accounting firm who has issued a report on any of the Audited Financial Statements in each case in form and substance reasonably satisfactory to Parent, regarding the financial statements, in the respective forms set forth in Annex O hereto.

         Section 8.7 Settlement of Related Party Accounts. On the Integration Commencement Date, except as set forth in Section 8.7 to the Company Disclosure Schedule, all amounts owed by any Related Parties, or any Persons in which any such Related Party has a material interest, to any Company or Company Subsidiary shall have been paid in full.

         Section 8.8 No Material Adverse Effect. On the Integration Commencement Date, since June 30, 1998, there shall have been no Company Material Adverse Effect.

         Section 8.9 Termination of Annuity Scheme. On the Integration Commencement Date, the Annuity Scheme shall have (or shall have theretofore) been terminated in a manner reasonably acceptable to Parent.


                                   ARTICLE IX

         CONDITIONS TO OBLIGATIONS OF THE SELLERS AND THE SHAREHOLDERS
         -------------------------------------------------------------

                  The obligations of the Sellers to sell the Shares at the Closing and the obligations of the Sellers, the Companies, the Company Subsidiaries, the Shareholders and the Related JLW Owners to perform their other agreements under this Agreement, the other Operative Agreements and the Integration Agreements to be performed by them as part of the Integration and at the Closing shall be subject to the satisfaction or waiver by the Sellers' Representatives and the Shareholders' Representatives, in the case of actions to be taken at the Closing, of the following conditions that are specified to be satisfied on the Closing Date or, in the case of actions to be taken as part of the Integration, of the following conditions that are specified to be satisfied on (or before) the Integration Commencement Date:

         Section 9.1 Representations and Warranties Correct as of the Integration Commencement Date. On the Integration Commencement Date, each representation and warranty of each Buyer made herein and qualified as to Parent Material Adverse Effect shall be true and correct in all respects at and as of the Integration Commencement Date, with the same force and effect as though made at and as of the Integration Commencement Date (except to the extent a representation or warranty speaks specifically as of an earlier date, in which event the same shall be true and correct in all respects as of such earlier date), except for any changes therein permitted or contemplated by this Agreement. On the Integration Commencement Date, each such representation and warranty not so qualified shall be true and correct in all respects at and as of the Integration Commencement Date, with the same force and effect as though made at and as of the Integration Commencement Date (except to the extent a representation or warranty speaks specifically as of an earlier date, in which event the same shall be true and correct in all respects as of such earlier date, except for any changes therein permitted or contemplated by this Agreement and except for such failures of such representations and warranties to be true and correct in all respects as would not, individually or in the aggregate, have or reasonably be expected to have a Parent Material Adverse Effect.

         Section 9.2 Performance; No Default. (a) On the Integration Commencement Date, each Buyer shall have performed and complied in all material respects with all the obligations and agreements required by this Agreement and the other Operative Agreements to be performed or complied with by it at or prior to the Integration Commencement Date.

                  (b) On the Closing Date, each Buyer shall have performed and complied in all material respects with all the obligations and agreements required by this Agreement and the other Operative Agreements to be performed or complied with by it at or prior to the Closing Date.

         Section 9.3 Delivery of Certificate. Parent shall have delivered to the Sellers' Representatives (i) on the Integration Commencement Date, a certificate, dated the Integration Commencement Date, executed by an executive officer of Parent, certifying to the fulfillment of the conditions set forth in Sections 9.1 and 9.2(a) hereof and (ii) on the Closing Date, a certificate, dated the Closing Date, executed by an executive officer of Parent, certifying to the fulfillment of the conditions set forth in Section 9.2(b) hereof.

         Section 9.4 Opinions of Counsel to Parent. On the Closing Date, Parent shall have delivered to the Sellers' Representatives opinions of counsel to Parent as to such matters as the Sellers' Representatives shall reasonably request, which opinions shall be in a form reasonably satisfactory to counsel to the Sellers and the Companies.

         Section 9.5 Good Standing Certificate. On the Integration Commencement Date, the Sellers' Representatives shall have received a certificate from Parent, in form and substance reasonably satisfactory to counsel to the Companies from the Department of Assessments and Taxation of Maryland, evidencing the existence, good standing and organization of Parent under the laws of Maryland and its current payment of taxes.

         Section 9.6 Listing of Consideration Shares. On the Integration Commencement Date, the Consideration Shares shall have been approved (or theretofore approved) for listing on the NYSE, subject to official notice of issuance, and a copy of the letter from the NYSE evidencing such approval shall have been delivered to the Shareholders' Representatives.

         Section 9.7 Certain Stockholder Agreements. On the Integration Commencement Date, each current director, officer and employee of Parent or any Parent Subsidiary who is a former partner in DEL shall have (or shall have theretofore) executed and delivered to Parent a DEL Stockholder Agreement.

         Section 9.8 No Material Adverse Effect. On the Integration Commencement Date, since June 30, 1998, there shall have been no Parent Material Adverse Effect.

         Section 9.9 Amendments. The Amended Parent Bylaws shall have been adopted by Parent's Board and not rescinded, modified or amended.

         Section 9.10 Directors and Officers. The JLW Directors shall have been elected to the Board (and the only other directors on the Board shall be the Parent Directors), effective immediately following the Closing, and Chris Peacock and Mike Smith shall have been elected to the offices of President, Deputy Chief Executive Officer and Chief Operating Officer of Parent and Deputy Chairman of the Board of Parent, respectively, effective immediately following the Closing.



                                    ARTICLE X

                                   TAX MATTERS
                                   -----------

         Section 10.1 Allocation of Purchase Price. The final allocation of the Consideration among the Shares of the Companies for all purposes (including tax and financial accounting purposes) shall be determined by agreement between Parent and Sellers' Representatives. Parent and each JLW Party shall file all Tax Returns (including amended returns and claims for refund) and information reports in a manner consistent with such allocation.

         Section 10.2 Tax Returns. (a) The Shareholders' Representatives or their duly authorized agents shall prepare and timely file all outstanding Tax Returns of the Companies and Company Subsidiaries for taxable periods ending on or before the Closing on a basis which is, where applicable, consistent with that used in the preparation of the Tax Return of (in each case) the relevant Company or Company Subsidiary for any immediately preceding taxable period, save where to do so would be contrary to law. Parent shall provide or procure that the Companies and Company Subsidiaries provide any assistance reasonably requested by the Shareholders' Representatives for that purpose, including access to the books, accounts and records of the Companies and Company Subsidiaries. The Shareholders' Representatives shall notify Parent in writing that a Tax Return must be submitted at least twenty Business Days prior to the submission and Parent shall be entitled, on giving reasonable notice to the Shareholders' Representatives, to review any Tax Return prior to submission. Parent shall provide or procure that the Companies and Company Subsidiaries cause those Tax Returns to be authorized, signed and submitted to the appropriate authority without amendment or with such amendments as Parent and the Shareholders' Representatives shall agree unless, in the opinion of Parent, there is no reasonable basis for any position taken on such returns or the signing or filing of such return would subject Parent, the Companies, the Company Subsidiaries or any of their officers, directors, employees, agents or Affiliates to fines, penalties or similar charges.

                  (b) Parent shall prepare and file or cause to be prepared and filed those Tax Returns which relate to taxable periods of the Companies and Company Subsidiaries commencing on or before the Closing and ending after the Closing ("Straddle Returns") on a basis which is, where applicable, consistent with that used in the preparation of the Tax Return of (in each case) the relevant Company or Company Subsidiary for any immediately preceding taxable period, save where to do so would be contrary to law. Parent shall notify the Shareholders' Representatives in writing that a Straddle Return must be submitted at least twenty Business Days prior to the submission and the Shareholders' Representatives shall be entitled, on giving reasonable notice to Parent, to review any Straddle Return prior to submission. Parent shall make any changes as reasonably requested by the Shareholders' Representatives or their duly authorized agent provided such changes would not have a material adverse effect to Parent. None of the Shareholders or any of their respective Affiliates shall otherwise amend, refile or in any other way modify any Tax Return relating in whole or in part to any Company or Company Subsidiary or the JLW Businesses with respect to any taxable period ending on or before the Closing Date without the prior written consent of Parent.

         Section 10.3 Mutual Cooperation. Subject to Section 10.2 hereof and the Escrow Agreement, Parent, on the one hand, and each Shareholder, on the other, shall cooperate fully at such time and to the extent reasonably requested by the other party in connection with the preparation and filing of any Tax Return or the conduct of any audit, dispute, proceeding, suit or action concerning any Tax. Such cooperation shall include (i) the retention and (upon the other party's request) the provision of records and information which are reasonably relevant to the preparation and filing of such Tax Return, or any such audit, litigation or other proceeding, (ii) explanation of any material provided hereunder, (iii) the execution of any document that may be necessary or reasonably helpful in connection with the filing of any Tax Return by any of Parent, Shareholders, Companies or Company Subsidiaries, or in connection with an audit, proceeding, suit or action respecting any Tax, and (iv) the use of the parties' commercially reasonable efforts to obtain any documentation from an Authority or a third party that may be necessary or helpful in connection with the foregoing.

         Section 10.4 Tax Covenant. It is the intent of the parties that the purchase and sale of the Shares as contemplated in this Agreement be treated as a taxable transaction for United States Federal Income tax purposes. If prior to the Closing, Parent determines that such purchase and sale may not be so treated, then Parent and each JLW Party shall work together in good faith to modify the transactions contemplated hereby, if feasible, to effectuate such intent.

                                   ARTICLE XI

                                   TERMINATION
                                   -----------

         Section 11.1 Termination of Agreement. This Agreement and the Applicable Joinder Agreements and the other Operative Agreements may be terminated at any time prior to the Closing:

                  (a) by mutual consent of the Sellers' Representatives and Parent;

                  (b) by either the Sellers' Representatives or Parent if (i) the Closing shall not have occurred on or before March 31, 1999, provided, however, that the right to terminate this Agreement pursuant to this clause (i) shall not be available to (A) the Sellers' Representatives if the failure of any JLW Party, Shareholder or Related JLW Owner of any Shareholder (if applicable) to fulfill any obligation, covenant or agreement of such JLW Party, Shareholder or Related JLW Owner under this Agreement, any other Operative Agreement, any Integration Agreement or Applicable Joinder Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date and (B) Parent if the failure of any Buyer to fulfill any obligation, covenant or agreement of any Buyer under this Agreement or any other Operative Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date or (ii) if the Closing shall not have occurred on or before September 30, 1999;

                  (c) by either the Sellers' Representatives or Parent in the event any court of competent jurisdiction or other Authority of competent jurisdiction shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated hereby and such order, decree or ruling or other action shall have become final and nonappealable;

                  (d) by Parent (provided, that no Buyer is then in material breach of any of its representations, warranties or covenants in this Agreement) if there shall have been a material breach of any of the representations, warranties or covenants of any Shareholder or Related JLW Owner (if applicable) or JLW Party in this Agreement, any other Operative Agreement or any Integration Agreement, which breach (x) would result in a failure of a condition set forth in Section 8.1, 8.2 or 8.3 of this Agreement and (y) cannot be or has not been cured within 60 days following written notice thereof to the Sellers' Representatives and the party committing such breach (which notice shall specify in reasonable detail the nature of such breach);

                  (e) by the Sellers' Representatives (provided that the Shareholders, the Related JLW Owners (if applicable), or the JLW Parties are not then in material breach of any of their respective representations, warranties, agreements or covenants in this Agreement, any other Operative Agreement or any Integration Agreement) if there shall have been a material breach by any Buyer of any of its representations, warranties, agreements or covenants in this Agreement, which breach (x) would result in a failure of a condition set forth in Section 9.1 or 9.2 of this Agreement and (y) cannot be or has not been cured within 60 days following written notice thereof to Parent (which notice shall specify in reasonable detail the nature of such breach);

                  (f) by either the Sellers' Representatives or Parent, if, at the meeting of Parent's stockholders (including any adjournment or postponement thereof) called pursuant to Section 6.5 hereof, the requisite vote of the stockholders of Parent to approve the Proposed Actions shall not have been obtained (or, if obtained, thereafter revoked or rescinded);

                  (g) by the Sellers' Representatives, in the event that the Board of Parent shall have (i) not approved and recommended, or withdrawn or modified in a manner adverse to the JLW Parties its approval or recommendation of, the transactions contemplated by this Agreement, the Applicable Joinder Agreements, the Other Purchase Agreements and the Other Joinder Agreements (including the Proposed Actions), or any of them or (ii) failed to call and hold the special meeting of the stockholders of Parent at which the Proposed Actions are presented to and voted upon by the stockholders of Parent in accordance with
Section 6.5;

                  (h) by Parent if the Final Master Shareholder List shall not have been delivered to and accepted by Parent on or prior to the Commitment Date provided that Parent gives written notice of such termination to the Sellers' Representatives within two Business Days thereafter; or

                  (i) by Parent or the Sellers' Representatives at any time prior to the mailing of the final Proxy Statement, if the pro forma consolidated balance sheet of Parent and the Companies, the Europe/USA Region Companies and the Australasia Region Companies as of June 30, 1998 (which balance sheet assumes that the transactions contemplated by this Agreement and the Other Purchase Agreements had occurred on June 30, 1998) included in the final Proxy Statement, and the pro forma consolidated financial statements of Parent and the Companies, the Europe/USA Region Companies and the Australasia Region Companies for the six months ended June 30, 1998 and the year ended December 31, 1997 (which statements assume that the transactions contemplated by this Agreement and the Other Purchase Agreements had occurred on January 1, 1997) included therein, shall in each case not be substantially the same as those contained in the Offering Memorandum, other than as a result of (i) the inclusion of (A) financial information relating to the transactions contemplated by the Compass Agreement and the financial statements of the entities or businesses acquired pursuant to the Compass Agreement or(B) the financial statements of the applicable entities for the nine months ended September 30,

1998 (rather than for the six months ended June 30, 1998), or (ii) changes which are not material or, if material, are reasonably acceptable to Parent and the Sellers' Representatives.

                  In addition, (i) this Agreement and the Applicable Joinder Agreements and the other Operative Agreements shall terminate automatically (without any action on the part of the Sellers' Representatives or Parent) in the event that either or both of the Other Purchase Agreements shall have terminated or been terminated pursuant to and in accordance with Section 11.1(f) or Section 11.1(g) thereof and (ii) this Agreement and the Applicable Joinder Agreements and the Other Operative Agreements shall terminate automatically (without any action on the part of the Sellers' Representatives or Parent) in the event that either or both of the Other Purchase Agreements shall have terminated or been terminated pursuant to and in accordance with any subsection of Section 11.1 thereof other than Section 11.1(f) and Section 11.1(g).

         Section 11.2 Effect of Termination. In the event of termination and abandonment of this Agreement pursuant to Section 11.1 hereof, written notice thereof shall forthwith be given to the other parties and the transactions contemplated by this Agreement and the Applicable Joinder Agreements shall be terminated and abandoned, without further action by Parent, the Sellers' Representatives or any other party hereto. If the transactions contemplated by this Agreement and the Applicable Joinder Agreements are so terminated and abandoned as provided herein:

                  (a) Notwithstanding any such termination, Sections 11.2, 11.3, 13.2, 13.9, 13.10, 13.11 and 13.14 hereof shall remain in full force and effect;

                  (b) The Confidentiality Agreement shall remain in full force and effect; and

                  (c) No party hereto shall have any liability or further obligation to any other party to this Agreement or the Applicable Joinder Agreements except (i) as stated in subparagraphs (a) and (b) of this Section
11.2 or (ii) for any wilful breach of this Agreement or the Applicable Joinder Agreements, provided that, in the case of willful breach by any JLW Party, no Buyer shall be entitled to recover any damages or obtain any similar relief from any Shareholder, Related JLW Owner, Sellers' Representative, Shareholder's Representative, Company or Company Subsidiary, it being agreed and acknowledged that damages or similar relief to which any Buyer might be entitled by reason of any such wilful breach shall be obtained solely from the Sellers; provided that the foregoing shall not limit any equitable remedies available to the Buyers prior to termination of this Agreement as a result of a breach or violation of this Agreement or any Applicable Joinder Agreement.

         Section 11.3 Termination Fee. Notwithstanding any other provision of this Agreement, if this Agreement and each of the Other Purchase Agreements is terminated pursuant to Section

11.1(f) or 11.1(g) hereof and thereof or clause (i) of the last sentence of
Section 11.1 hereof or thereof, Parent shall promptly pay to the Sellers' Representatives on behalf of the Sellers US$3,178,866 (the "Termination Fee").


                                   ARTICLE XII

                          SURVIVAL AND INDEMNIFICATION
                          ----------------------------

         Section 12.1 Survival of Representations, Warranties and Covenants. None of the representations and warranties of the Buyers contained in this Agreement or any other Operative Agreement, or any instrument delivered pursuant hereto or thereto, shall survive the Closing. All representations and warranties of the Sellers, the Companies, the Management Shareholders, the Shareholders and the Related JLW Owners contained in this Agreement or any other Operative Agreement, or any instrument delivered pursuant hereto or thereto, shall survive the Closing for the period specified in the Escrow Agreement. The covenants and agreements of Parent contained in this Agreement or any other Operative Agreement, or any instrument delivered pursuant hereto or thereto, shall not survive the Closing, unless such covenants or agreements specify terms or are contemplated to be performed in whole or in part on or after the Closing, in which case any such covenants or agreements shall survive for such specified terms or until performed in full. The covenants and agreements of the JLW Parties contained herein and the Shareholders and the Related JLW Owners in the Applicable Joinder Agreements or any other Operative Agreement shall survive the Closing without limitation as to time unless such covenants or agreements specify a term, in which case such covenants or agreements shall survive for such specified term. The right to indemnification under the Escrow Agreement with respect to representations, warranties, covenants and obligations in this Agreement, the Applicable Joinder Agreement and the Other Joinder Agreements shall not be affected by any investigation conducted or Knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement, the Applicable Joinder Agreement and the Other Joinder Agreements or the Closing Date, with respect to the accuracy or inaccuracy of, or compliance with, any such representation, warranty, covenant or obligation. The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification under the Escrow Agreement with respect to such representations, warranties, covenants and obligations.

         Section 12.2 Indemnification of the Buyers. Parent and the other Indemnified Persons shall be indemnified, defended and held harmless from and against any and all Liabilities and against all claims in respect thereof to the extent, and subject to the terms, conditions and limitations, set forth in the Escrow Agreement.

                                  ARTICLE XIII

                                  MISCELLANEOUS
                                  -------------

         Section 13.1 Further Efforts. Each of the parties to this Agreement shall: (i) promptly make any filings required by them or any of their subsidiaries, and thereafter make any other submissions required under all applicable Laws with respect to the transactions contemplated hereby and by the other Operative Agreements; and (ii) use commercially reasonable efforts to promptly take, or cause to be taken, all other actions and do, or cause to be done, all other things necessary, proper or appropriate to consummate and make effective the transactions contemplated by this Agreement and the other Operative Agreements. In addition, in the event of any Action relating hereto or to the transactions contemplated by this Agreement and by the other Operative Agreements, the parties to this Agreement agree to cooperate and use commercially reasonable efforts to defend against and respond thereto.

         Section 13.2 Expenses. Subject to Section 11.3 hereof and except as otherwise expressly provided herein or therein, each of the JLW Parties and Parent shall pay its own legal, accounting and other miscellaneous expenses incident to this Agreement, the other Operative Agreements and the Integration Agreements and the transactions contemplated hereby and thereby; provided, that the JLW Parties may cause any of their expenses to be paid or assumed by one or more of the Companies, so long as each such payment or assumption is identified and reflected in the Final Closing Statements.

         Section 13.3 Press Releases and Announcements. After the date of this Agreement and prior to the Closing, no party to this Agreement shall directly or indirectly make or cause to be made any public announcement or disclosure, or issue any notice with respect to this Agreement or any other Operative Agreement or the transactions contemplated by this Agreement and the other Operative Agreements without the prior consent of the Sellers' Representatives, in the case of Parent, and Parent, in the case of any JLW Parties; provided, that any party to this Agreement may make any public announcement or disclosure which is with the advice of counsel, required by applicable Law or regulations or applicable stock exchange requirements.

         Section 13.4 Entire Agreement; No Third Party Beneficiaries. This Agreement, together with the other Operative Agreements, the schedules and the other writings referenced herein or therein and the Confidentiality Agreement
(a) constitute the entire understanding and agreement of the parties hereto and thereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between such parties and (b) are not intended to confer upon any Person other than the parties any rights or remedies hereunder.

         Section 13.5 Amendment, Extension and Waiver. At any time prior to the Closing Date, Parent, the Sellers' Representatives and the Shareholders' Representatives may (a) amend this Agreement, (b) extend the time for the performance of any of the obligations or other acts of the parties hereto, (c) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (d) waive compliance with any of the agreements or conditions contained herein. This Agreement may not be amended except by an instrument in writing signed by Parent and by the Sellers' Representatives and the Shareholders' Representatives on behalf of all of the Sellers and the Companies and all of the Shareholders and Related JLW Owners. Any agreement on the part of a party hereto to any extension or waiver under this Section 13.5 shall be valid only if set forth in an instrument in writing signed by Parent and the Shareholders' Representatives.

         Section 13.6 Headings. The Article and Section headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         Section 13.7 Notices. All notices, requests, demands and other communications made under or by reason of the provisions of this Agreement shall be in writing and shall be given by hand-delivery, air courier, or telecopier (with a copy also sent by hand-delivery or air courier, which shall not alter the time at which the telecopier notice is deemed received) to the parties at the addresses set forth below (or to such other addresses or, in the case of copies, to such other Persons as shall be set forth in notices given in accordance with the provisions hereof). Such notices shall be deemed given: at the time personally delivered, if delivered by hand with receipt acknowledged; upon transmission thereof by the sender and issuance by the transmitting machine of a confirmation slip that the number of pages constituting the notice have been transmitted without error, if telecopied, and the second business day after timely delivery to the courier, if sent by air courier.

         (i)      If to the Sellers or any Company, to:

                  Procon International Limited
                  c/o Jones Lang Wootton
                  16th & 17th Floors
                  Dorset House, Taikoo Place
                  979 King's Road
                  Quarry Bay

                  Hong Kong
                  Attn:  Gerry Kipling
                  Telephone:  852-2846-5000
                  Fax:  852-2968-1008

                  and to:

                  Benbridge Singapore PTE Limited
                  c/o Jones Lang Wootton
                  16th & 17th Floors
                  Dorset House, Taikoo Place
                  979 King's Road
                  Quarry Bay
                  Hong Kong
                  Attn:  Gerry Kipling
                  Telephone:  852-2846-5000
                  Fax:  852-2968-1008


         (ii)     If to the Sellers' Representatives, to:

                  Chris Peacock
                  c/o Jones Lang Wootton
                  22 Hanover Square
                  London  W1A 2BN
                  England
                  Telephone:  44-171-493-6040
                  Fax:  44-171-408-0220

                  and to:

                  Mike Smith
                  c/o Jones Lang Wootton
                  22 Hanover Square
                  London  W1A 2BN
                  England
                  Telephone:  44-171-493-6040
                  Fax:  44-171-408-0220

         (iii) If to the Shareholders' Representatives, to:

                  Robert Orr
                  c/o Jones Lang Wootton
                  22 Hanover Square
                  London WIA 2BN
                  England
                  Telephone:  44-171-493-6040
                  Fax:  44-171-408-0220

                  and to:

                  Gerry Kipling
                  c/o Jones Lang Wootton
                  16th & 17th Floors
                  Dorset House, Taikoo Place
                  979 King's Road
                  Quarry Bay
                  Hong Kong
                  Telephone:  852-2846-5000
                  Fax:  852-2968-1008

                  and to:

                  Ken Winterschladen
                  c/o Jones Lang Wootton
                  Grosvenor Place
                  225 George Street
                  Sydney NSW 2000
                  Australia
                  Telephone:  61-2-9323-5888
                  Fax:  61-2-9232-8120

                  (iv) If to a Shareholder or Management Shareholder, to such Shareholder or Management Shareholder at the address, telephone number or fax number set forth on the Applicable Joinder Agreement to which such Shareholder or Management Shareholder is a party.

                  (v) In the case of (i), (ii), (iii) and (iv) above, with a copy (which shall not constitute notice) given in the manner prescribed above, to:

                  Richard Jones
                  c/o Jones Lang Wootton
                  9 Queen Victoria Street
                  London EC4N 4YY
                  England
                  Telephone:  44-171-248-6040
                  Fax:  44-171-454-8888

                  and to:

                  Christopher Redford
                  c/o Jones Lang Wootton
                  16th & 17th Floors
                  Dorset House
                  Taikoo Place
                  979 King's Road
                  Quarry Bay
                  Hong Kong
                  Telephone:  852-2846-5000
                  Fax:  852-2968-1008

                  and to:

                  Andrew Martin
                  c/o Jones Lang Wootton
                  Grosvenor Place 225
                  George Street
                  Sydney NSW 2000
                  Australia
                  Telephone:
                  Fax:

                  and to:

                  Slaughter and May
                  35 Basinghall Street
                  London  EC2V
                  Attn:  Andrew McClean, Esq.
                  Telephone:  171-600-1200
                  Fax:  171-600-0289

                  and to:

                  Sidley & Austin
                  875 Third Avenue
                  New York, NY 10022
                  Attn:  James D. Johnson, Esq.
                  Telephone:  212-906-2000
                  Fax:  212-906-2021

                  If to Parent:

                  LaSalle Partners Incorporated
                  200 East Randolph Street
                  Chicago, Illinois 60601
                  Attn: Chief Executive Officer
                  Telephone:  312-782-5800
                  Fax:  312-228-0980

                  With a copy (which shall not constitute notice) given in the manner prescribed above, to:

                  Skadden, Arps, Slate, Meagher & Flom (Illinois)
                  333 West Wacker Drive
                  Chicago, Illinois 60606
                  Attn: Rodd M. Schreiber, Esq.
                  Telephone: 312-407-0700
                  Fax:  312-407-0411
                  and to:

                  Hagan & Associates
                  200 East Randolph Street
                  Suite 4322
                  Chicago, Illinois 60601
                  Attn:  Robert K. Hagan
                  Telephone:  (312) 228-2994
                  Fax:  (312) 228-0982

         Section 13.8 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, legal representatives and assigns, but this Agreement may not be assigned by any party without the written consent of the other parties.

         Section 13.9 Applicable Law. Except as otherwise specified in this Agreement, this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Illinois, without giving effect to the conflict of laws provisions thereof.

         Section 13.10 Jurisdiction. Subject to the arbitration provisions set forth in Section 7.1 of the Escrow Agreement, each of the parties hereto hereby expressly and irrevocably submits to the non-exclusive personal jurisdiction of the United States District Court for the Northern District of Illinois and to the jurisdiction of any other competent court of the State of Illinois located in the County of Cook (collectively, the "Illinois Courts"), preserving, however, all rights of removal to such federal court under 28 U.S.C. Section 1441, and to the non-exclusive jurisdiction of the High Court of England and Wales in London (the "English Courts"), in connection with all disputes arising out of or in connection with this Agreement or the transactions contemplated hereby and agrees not to commence any litigation relating thereto except in such courts; provided that if the aforementioned Illinois Courts do not have subject matter jurisdiction, then the proceeding shall be brought in any other state or federal court located in the State of Illinois, pre serving, however, all rights of removal to such federal court under 28 U.S.C. Section 1441. Notwithstanding the foregoing, the parties hereto agree that no suit, action or proceeding may be brought in any state court in the State of Illinois unless jurisdiction is unavailable in any federal court in the State of Illinois. Each party hereby waives the right to any other jurisdiction or venue for any litigation arising out of or in connection with this Agreement or the transactions contemplated hereby to which any of them may be entitled by reason of its present or future domicile. Notwithstanding the foregoing, each of the parties hereto agrees that each of the other parties shall have the right to bring any action or proceeding for enforcement of a judgment entered by the Illinois Courts or the English Courts in any other court or jurisdiction.

         Section 13.11 Service of Process. Each party irrevocably consents to the service of process outside the territorial jurisdiction of the courts referred to in Section 13.10 hereof in any such action or proceeding by giving copies thereof by hand-delivery or air courier to his, her or its address as specified in or pursuant to Section 13.7 hereof. However, the foregoing shall not limit the right of a party to effect service of process on the other party by any other legally available method.

         Section 13.12 Words in Singular and Plural Form. Words used in the singular form in this Agreement shall be deemed to import the plural, and vice versa, as the sense may require.

         Section 13.13 Counterparts. This Agreement may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 13.14 WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES (TO THE FULLEST EXTENT PERMITTED BY LAW) ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE PARTIES ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS AGREEMENT. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.


                                   ARTICLE XIV

                               CERTAIN DEFINITIONS
                               -------------------

                  "Action" shall mean any action, suit, arbitration, inquiry, proceeding or investigation by or before any Authority of any nature, civil, criminal, regulatory or otherwise, in law or in equity.

                  "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such first mentioned Person, it being agreed that, for avoidance of doubt, the Continuing Affiliates shall not be Affiliates.

                  "Applicable Trust" means the trust operated pursuant to the JLW Procon Trust Deed or JLW Transact Trust Deed, as applicable.

                  "Applicable Trust Deed" means the JLW Procon Trust Deed or JLW Transact Trust Deed, as applicable.

                  "Australasia Region Shareholders" means, collectively, the Persons named as "Shareholders" on the Final Master Shareholder List under the Australasia Region Agreement.

                  "Business Day" means any day (other than a Saturday or Sunday) on which banks are permitted to be open and transact business in Chicago, Illinois and London, England.

                  "Closing Net Worth" means, in respect of a specified group of companies, the sum of the book values of all assets of such companies, minus the sum of all liabilities of such companies, determined in each case on a consolidated or combined basis (as applicable) in accordance with the Agreed Generally Accepted Accounting Principles based on the applicable Closing Balance Sheet, or applicable Final Closing Balance Sheet, as applicable. Notwithstanding the foregoing, for purposes of calculating such Closing Net Worth: (a) the applicable Closing Balance Sheets or Final Closing Balance Sheets shall include, among other things, accruals (if not satisfied in full) for (i) Liabilities to former partners of JLW England, JLW Ireland and JLW Scotland, (ii) Liabilities relating to the Jones Lang Wootton (Hong Kong) Annuity Scheme, (iii) Transfer Taxes payable by any of such companies in connection with the Integration and the other transactions contemplated by this Agreement and the Other Purchase Agreements, (iv) other Tax Liabilities of any such companies relating to the Integration and the other transactions contemplated by this Agreement and the Other Purchase Agreements, and (v) out-of-pocket fees and expenses (including, without limitation, legal, financial advisory and accounting) payable by any of such companies in connection with the Integration and the other transactions contemplated by this Agreement and the Other Purchase Agreements; and (b) there shall be added to the assets of the applicable group of companies to the extent paid prior to Closing or accrued on the applicable Closing Balance Sheet or Final Closing Balance Sheet, an amount equal to (i) any Transfer Taxes of a type described in clause (iii) above ("JLW Transfer Taxes"), whether so accrued or previously paid (or payable by Parent or any Parent Subsidiaries and deemed accrued or accrued as provided below), to the extent that the total of such JLW Transfer Taxes so accrued or paid is less than or equal to US$3 million in the aggregate for all Companies, Europe/USA Region Companies and Australasia Region Companies and their respective Subsidiaries and (ii) any out-of-pocket fees and expenses of a type described in clause

(v) above ("JLW Fees and Expenses"), whether accrued or previously paid (or payable by Parent or any Parent Subsidiaries and deemed accrued or accrued as provided below), to the extent that the total of such fees and expenses is less than or equal to US$12 million in the aggregate for all Companies, Asia Region Companies and Australasia Region Companies and their respective Subsidiaries (it being understood that the credits for any such JLW Transfer Taxes or JLW Fees and Expenses so previously paid or accrued shall be allocated among the Closing Balance Sheets (or Final Closing Balance Sheets) in such manner as the Shareholders' Representatives shall specify); provided that the amount required to be added back to the assets of the applicable group of companies shall be net of any associated tax benefits to such group of companies as included on the applicable Closing Balance Sheet (or Final Closing Balance Sheet). For the purpose of determining such Closing Net Worth, there shall be pro forma accruals on the applicable Closing Balance Sheets and Final Closing Balance Sheets (a) in an aggregate amount equal to any Transfer Taxes payable by Parent or any of its Subsidiaries in connection with the Integration or the transactions contemplated by this Agreement and the Other Purchase Agreements (to the extent not already accrued for on any Closing Balance Sheet or Final Closing Balance Sheet) and (b) in an aggregate amount equal to the aggregate amount of any out-of-pocket fees and expenses (including, without limitation, legal, financial advisory and accounting fees and expenses) that are (i) attributable to any JLW Partnership, Company (as defined in the Europe/USA Region Agreement), Asia Region Company or Australasia Region Company or any of their respective Subsidiaries in connection with the Integration or the transactions contemplated by this Agreement and the Other Purchase Agreements but (ii) have not been accrued on any Closing Balance Sheet or Final Closing Balance Sheet, as the case may be, and (iii) are payable by Parent or any Parent Subsidiary. Any such pro forma accruals shall be apportioned among the five Closing Balance Sheets (and corresponding Final Closing Balance Sheets) in such manner as the Shareholders' Representatives shall specify.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Company Disclosure Schedule" means the disclosure schedule delivered by the Sellers' Representatives to Parent prior to the execution of this Agreement.

                  "Company Material Adverse Effect" means (i) an individual or cumulative material adverse change in or effect on the business, properties, assets, liabilities, financial condition or results of operations of the Companies, the Europe/USA Region Companies and the Australasia Region Companies and their respective Subsidiaries, taken as a whole, (ii) an individual or cumulative event or development that is reasonably expected to have a material adverse change in or effect on the business, properties, assets, liabilities, financial condition or results of operations of the Companies, the Europe/USA Region Companies and the Australasia Region Companies and their respective Subsidiaries, taken as a whole, or (iii) any adverse change which would prevent any Shareholder, Other Shareholder, JLW Seller, Company, Europe/USA Region Company or Australasia Region Company from consummating the transactions contemplated by this Agreement and the Other Purchase Agreements.

                  "Company Subsidiary" or "Company Subsidiaries" means any direct or indirect Subsidiary of a Company.

                  "Consent" means any consent, approval, waiver, grant, concession, Contract, License, exemption or order of, registration, certificate, declaration or filing with, or report or notice to, any Person, including, without limitation, any Authority.

                  "Consideration" means, collectively, the Consideration Shares and the Cash Consideration.

                  "Continuing Affiliate" means any of PT Procon Matra Indah (Indonesia), PT Procon Indah (Indonesia), Procon Konsulindo (Indonesia), PT Procon Graha Indah (Indonesia), PT Antanila Permai (Indonesia), Procon Services Company (Hong Kong) and Singham Sulaiman Sdn Bhd (Malaysia).

                  "Contract" or "Contracts" means any agreement, arrangement or understanding, whether written or oral, including, without limitation, any agreement to manage the operation and/or leasing of commercial or retail property, mortgage, indenture, note, guarantee, lease, License, franchise purchase agreement or sale agreement.

                  "Controlled Affiliate" means, with respect to any Shareholder or, if applicable, Related JLW Owner any Person controlled, directly or indirectly, through one or more intermediaries, by such Shareholder or, if applicable, such Related JLW Owner.

                  "DEL" means DEL-LPL Limited Partnership, a Delaware limited partnership, or DEL-LPAML Limited Partnership, a Delaware limited partnership, or both.

                  "Encumbrances" means all Liens and any other material limitations or restrictions on rights of ownership (including any restriction on the right to vote, sell or otherwise dispose of any share capital or capital stock or other ownership interest) or other encumbrances of any nature whatsoever.

                  "Environmental Laws" means all federal, national, interstate, state, provincial, local and foreign Laws, legislation (whether, without limitation, civil, criminal or administrative) statutes, treaties, statutory instruments, directives, by-laws, judgments, regulations, notices, orders, government circulars, codes of practice and guidance notes or decisions of any competent regulatory body relating to pollution or protection of or compensation of harm to human health, safety, or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of Materials of Environmental Concern, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern.

                  "ERISA Affiliate" means, with respect to any entity, any trade or business, whether or not incorporated that, together with any such entity would be deemed a "single employer" within the meaning of Section 4001(b)(1) of ERISA.

                  "Europe/USA Region Shareholders" means, collectively, the Persons named as "Shareholders" on the Final Master Shareholder List under the Europe/USA Region Agreement.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

                  "Final Master Shareholder List" means the definitive list of Shareholders who, together with any Related JLW Owners, have executed and delivered to Parent each of the Applicable Joinder Agreement, the Stockholder Agreement, the Escrow Agreement, and any other documents, instruments or writings required to be delivered by such Shareholders and Related JLW Owners pursuant to this Agreement, which list is to be delivered to Parent pursuant to
Section 2.1 hereof and shall set forth with respect to each Shareholder, (i) the name of such Shareholder and, if applicable, the Related JLW Owner, (ii) the residence and citizenship of such Shareholder and, if applicable the Related JLW Owner, (iii) the Shares (by Company), or beneficial ownership, as applicable, currently owned by or allocated to such Shareholder and, if applicable the Related JLW Owner, (iv) the number of shares of Parent Common Stock issuable (other than Adjustment Shares) in respect of such Shares, which shares shall be identified as Initial Distribution Shares, Forfeiture Shares and Escrow Shares and (v) the Cash Consideration (or a formula for calculating such Cash Consideration) payable to such Shareholder.

                  "HSR Act" means the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended.

                  "Income Tax" or "Income Taxes" means any federal, state, local or foreign income, franchise or similar Tax.

                  "Independent Director" means any individual who is not (i) a past or present employee or officer of Parent or any Company, Europe/USA Region Company or Australasia Region Company, or any of their respective Affiliates, or
(ii) any Affiliate of such an employee or officer, except in each case as otherwise agreed by the Parent Nominating Committee and the JLW Nominating Committee.

                  "Intangible Property Rights"  means the following:

                           (i)        Patent Rights.  All United States,
international and foreign patents and patent applications, and utility models ("Patents");

                           (ii)       Trademarks.  Common law and registered
trademarks, service marks and tradenames and all applications for registration of the foregoing ("Trademarks");

                           (iii)      Computer Programs.  Computer programs,
including all source and object code, data compilations and collections of data, whether machine-readable or otherwise (the "Computer Programs");

                           (iv)       Copyrights.  United States and foreign
registered and unregistered copyrights, applications for copyright registration, including copyrights in Computer Programs, business information and topography or semi-conductor chip product "mask works" ("Copyrights");

                           (v)        Personal Rights.  Rights of publicity and
privacy including, without limitation, the right to use the names, likenesses, signatures, voices, personal information and biographies of real persons; and

                           (vi)       Technology.  Trade secrets and
confidential information, technology and know-how.

                  "Integration" means the series of actions contemplated to be taken under the terms of the Integration Plan and the Integration Agreements.

                  "IRS" means the United States Internal Revenue Service.

                  "JLW Combined 9/30 Balance Sheet Schedules" means the schedules combining the Nine-Month Interim Financial Statements, so as to eliminate or adjust for (A) intercompany activity between or among any one or more of (1) JLW England and its Subsidiaries, (2) JLW Scotland and its Subsidiaries and (3) JLW Ireland and its Subsidiaries, (B) intercompany activity between or among (x) any one or more of such entities and (y) any one or more of the Asian Region Companies and their respective Subsidiaries and (z) any one or more of the Australasia Region Companies and their respective Subsidiaries and
(C) the gross-up of revenues and expenses (previously accounted for under the cost in equity method of accounting) related to the businesses which will be one-hundred percent (100%) owned as a result of the transactions contemplated by this Agreement and the Other Purchase Agreements, in each case as of September 30, 1998.

                  "JLW Combined 9/30 Financial Statement Schedules" means, collectively, the JLW Combined 9/30 Income Statement Schedules and the JLW Combined 9/30 Balance Sheet Schedules.

                  "JLW Combined 9/30 Income Statement Schedules" means the schedules combining the consolidated or combined (as applicable) profit and loss accounts contained in the Nine-Month Interim Financial Statements, so as to eliminate or adjust for (A) intercompany activity between or among any one or more of (1) JLW England and its Subsidiaries, (2) JLW Scotland and its Subsidiaries, and (3) JLW Ireland and its Subsidiaries, (B) intercompany activity between or among (x) any one or more of such entities and (y) any one or more of the Asian Region Companies and their respective Subsidiaries and (z) any one or more of the Australasia Region Companies and their respective Subsidiaries and (C) the gross-up of revenues and expenses (previously accounted for under the cost or equity method of accounting) related to the businesses which will be one-hundred percent owned as a result of the transactions contemplated by this Agreement and the Other Purchase Agreements, in each case for the nine months period ended September 30, 1998.

                  "JLW Parties" means, collectively, the Sellers, the Companies and the Management Shareholders, and any one of them is individually referred to as a JLW Party.

                  "JLW Sellers" means, collectively, (i) each of the JLW Partnerships, (ii) the Sellers and (iii) the Persons named as "Sellers" in the Australasia Region Agreement.

                  "Knowledge" means with respect to (i) any Management Shareholder such Management Shareholder's actual knowledge without any obligation to undertake any inquiry, (ii) Sellers, the Companies and the Company Subsidiaries, the actual knowledge of the persons identified on Exhibit 8 hereto after reasonable inquiry of the employees of the Companies and Company Subsidiaries who are responsible for information technology and intellectual property matters, regulatory matters, compliance with environmental laws, employee benefits and labor matters and litigation matters and (iii) Parent and the Parent Subsidiaries, the actual knowledge of the persons identified on
Exhibit 9 hereto after reasonable inquiry of the employees of Parent and the Parent Subsidiaries who are responsible for regulatory matters, employee benefits and labor matters and litigation matters.

                  "Liabilities" shall mean any and all debts, losses, liabilities, claims, damages, fines, costs, royalties, proceedings, deficiencies or obligations (including those arising out of any Action, such as any settlement or compromise thereof or judgment or award therein), of any nature, whether known or unknown, absolute, accrued, contingent or otherwise and whether due or to become due, and whether or not resulting from third-party claims, and any out-of-pocket costs and expenses (including reasonable attorneys', accountants', or other fees and expenses incurred in defending any Action or in investigating any of the same or in asserting any rights hereunder).

                  "Licenses" means all licenses, permits, franchises and other authorizations.

                  "Liens" means all mortgages, pledges, security interests, liens, charges, options, conditional sales Contracts, claims, restrictions, covenants, easements, rights of way, title defects or third party interests or other Encumbrances or restrictions of any nature whatsoever.

                  "Materials of Environmental Concern" means chemicals, pollutants, contaminants, waste, toxic substances, hazardous substances, dangerous substances, radioactive materials, asbestos, petroleum and petroleum products and similar materials.

                  "Nine-Month Interim Financial Statements" means the unaudited consolidated or combined (as applicable) balance sheet of Companies and the Company Subsidiaries, as of September 30, 1998 and the related consolidated or combined (as applicable) profit and loss account, statement of cash flows, statement of movements on reserves and statement of total recognized gains and losses for the nine month period then ended.

                  "NYSE" means the New York Stock Exchange, Inc.

                  "Offering Memorandum" means the Offering Memorandum relating to the transactions contemplated by the Operative Agreements (as defined herein and as defined in each Other Purchase Agreement) to be delivered to the Designated JLW Shareholders.

                  "Operative Agreements" means, collectively, this Agreement, the Joinder Agreements, the Stockholder Agreements and the Escrow Agreement.

                  "Other Joinder Agreements" means the Joinder Agreements (Europe/USA) and the Joinder Agreements (Australasia), in the forms attached to the Europe/USA Region Agreement and the Australasia Region Agreement, respectively.

                  "Other Shareholders" means, collectively, the Europe/USA Region Shareholders and the Australasia Region Shareholders.

                  "Parent Disclosure Schedule" means the disclosure schedule delivered by Parent to the Shareholders' Representatives prior to the execution of this Agreement.

                  "Parent Material Adverse Effect" means (i) an individual or cumulative material adverse change in, or effect on, the business, properties, assets, liabilities, financial condition or results of operations of Parent and its Subsidiaries, taken as whole, or (ii) an individual or cumulative event or development that is reasonably expected to have a material adverse change in or effect on the business, properties, assets, liabilities, financial condition or results of operations of Parent and its Subsidiaries, taken as whole, or (iii) any adverse change which would prevent Parent or any other Buyer (as defined herein and in the Australasia Region Agreement) from consummating the transactions contemplated by this Agreement and the Other Purchase Agreements.

                  "Parent Domestic Plan" shall mean each bonus, deferred compensation, incentive compensation, stock purchase, stock option and other equity compensation, employment, consulting, severance or termination pay, hospitalization or other medical, life or other insurance, supplemental unemployment benefits, profit-sharing, supplemental pension or retirement plan, program, Contract, agreement or arrangement, and each other "employee benefit plan" (within the meaning of section 3(3) of ERISA) that is sponsored, maintained or contributed to or required to be contributed to by Parent or a Parent Subsidiary for the benefit of any employee or former employee of the Parent or Parent Subsidiary and with respect to which any Parent or Parent Subsidiary may incur liability, but excluding any such plan, program, Contract, agreement or arrangement that is (i) maintained outside of the United States (as described in Section 4(b)(4) of ERISA) or (ii) benefitting any employee or former employee of any Compass entity.

                  "Parent Foreign Plan" shall mean each bonus, deferred compensation, incentive compensation, stock purchase, stock option and other equity compensation, employment, consulting, severance or termination pay, hospitalization or other medical, life or other insurance, supplemental unemployment benefits, profit-sharing, pension or retirement, or supplemental pension or retirement plan, program, Contract, agreement or arrangement, and each other employee benefit plan or perquisite that (i) is sponsored, maintained or contributed to or required to be contributed to by Parent or a Parent Subsidiary for the benefit of any employee of former employee of Parent or Parent Subsidiary and with respect to which Parent or Parent Subsidiary may incur liability and (ii) is not a Parent Domestic Plan; provided, however, that, for purposes of this Agreement, the term "Parent Foreign Plan" shall not include any such plan benefitting any employee or former employee of any Compass entity.

                  "Parent Significant Subsidiary" means any Parent Subsidiary that constitutes a "significant subsidiary" within the meaning of Rule 1-02 of Regulation S-X of the SEC.

                  "Parent Subsidiary" or "Parent Subsidiaries" means any direct or indirect Subsidiary of Parent.

                  "Permitted Liens" means (i) liens shown on the Interim Financial Statements or the Parent Interim Balance Sheet, as applicable, as securing specified liabilities (with respect to which no default exists), (ii) liens for current taxes not yet due and (iii) minor imperfections of title and encumbrances, if any, which are not substantial in amount, do not detract from the value of the property subject thereto or impair the operations related thereto and have arisen only in the ordinary and usual course of business consistent with past practice.

                  "Person" means any corporation, individual, joint stock company, joint venture, partnership, unincorporated association, governmental regulatory entity, country, state or political subdivision thereof, trust or other entity.

                  "Plan" shall mean each bonus, deferred compensation, incentive compensation, stock purchase, stock option and other equity compensation plan program, Contract or arrangement; each employment, consulting, severance or termination pay plan, program, Contract or arrangement; each hospitalization or other medical, life or other insurance, supplemental unemployment benefits, profit-sharing, pension or retirement plan, program, agreement or arrangement, and each other employee benefit plan that is sponsored, maintained or contributed to or required to be contributed to by any Company or Company Subsidiary, for the benefit of any employee or former employee of any Company or Company Subsidiary and with respect to which any Company or Company Subsidiary may incur liability.

                  "Related JLW Owner" means the director, officer or employee of a Seller, Company or Company Subsidiary both (i) who owns or holds an interest (beneficial or otherwise), direct or indirect, in any Shareholder or through which such Shareholder will acquire Shares in the Integration and (ii) whose name is set forth opposite such Shareholder's name on the Final Master Shareholder List.

                  "Related Parties" means any Shareholder, the Related JLW Owner of such Shareholder (if applicable), the spouse of such Shareholder, the spouse of such Related JLW Owner (if applicable), any descendant of such Shareholder, any descendant of the Related JLW Owner (if applicable) and any Controlled Affiliate of any of the foregoing Persons.

                  "SEC" means the United States Securities and Exchange Commission.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

                  "Sellers' Representatives" means Chris Peacock and Mike Smith or, after execution of the SCCA, any of their respective alternates as provided in the SCCA.

                  "Shareholders' Representatives" shall mean Robert Orr, Ken Winterschladen and Gerry Kipling, and Richard Jones, Christopher Radford and Andrew Martin, as their respective alternates, pursuant to the SCCA.

                  "Shareholder Determination Date" means the date upon which the Final Master Shareholder List is accepted by Parent.

                  "Subsidiary" or "Subsidiaries" means, with respect to any Person, any other Person, the voting securities, other voting ownership or voting partnership interests of which that are sufficient to elect at least a majority of its board of directors or other governing body (or, if there are not such voting interests, 50% or more of the equity interest of which) at the time of determination, are owned directly or indirectly by such first mentioned Person.

                  "Tax" or "Taxes" means taxes of any kind, levies or other like assessments, customs, duties, imposts, charges or fees, including, without limitation, income, gross receipts, ad valorem, value added, excise, real or personal property, asset, document, sales, use, license, payroll, transaction, capital, net worth and franchise taxes, withholding, employment, social security, workers compensation, utility, severance, production, unemployment compensation, occupation, premium, windfall profits, transfer and gains taxes or other governmental taxes imposed by or payable to the United States, or any state, county, local or foreign government or subdivision or agency thereof, imposed with respect to the income, business, operations or assets of any Company or Company Subsidiary, and in each instance such term shall include any interest, penalties and additions to Tax attributable to any such Tax.

                  "Tax Return" means any return, report, information return, schedule or other document (including any related or supporting information) with respect to Taxes filed or required to be filed with any Authority.

                  "Transfer Taxes" means any transfer, documentary, sales, use, stamp, duties, recording, filing or other similar tax or fees (including any penalties, interest or additions).

                  "UK GAAP" means generally accepted accounting principles, as in effect in the United Kingdom.

                  "US GAAP" means generally accepted accounting principles, as in effect in the United States.

                  IN WITNESS WHEREOF, this Purchase and Sale Agreement (Asia) has been duly executed and delivered by each of the Management Shareholders and the duly authorized officer of each of the Sellers, the Companies, Parent, US Acquisition Sub and US Acquisition Sub II, as of the day and year first above written.


                                   LASALLE PARTNERS INCORPORATED


                                   By: /s/ William E. Sullivan
                                      --------------------------------------
                                   Name: William E. Sullivan
                                   Title:  Executive Vice President and Chief
                                           Financial Officer



                                   JLLINT, INC.


                                   By:     /s/ Jeanann Diab
                                      --------------------------------------
                                   Name: Jeanann Diab
                                   Title: Vice President



                                   JLLIP, INC.


                                   By:     /s/ Jeanann Diab
                                      --------------------------------------
                                   Name: Jeanann Diab
                                   Title: Vice President

                                   JLW ASIA HOLDINGS LIMITED


                                   By:     /s/ Gerard A. Kipling
                                      --------------------------------------
                                   Name: Gerard A. Kipling
                                   Title:  Director


                                   JLW PACIFIC LIMITED


                                   By:     /s/ Christopher M.G. Brown
                                      --------------------------------------
                                   Name:  Christopher M.G. Brown
                                   Title:  Director


                                   JLW TRANSACT (THAILAND) CO. LIMITED


                                   By:     /s/ Michael Smith
                                      --------------------------------------
                                   Name: Michael Smith
                                   Title: Authorized Signatory


                                   JLW TRANSACT PTE LTD.


                                   By:     /s/ Christopher M.G. Brown
                                      --------------------------------------
                                   Name:  Christopher M.G. Brown
                                   Title:  Director


                                   JLW TRANSACT LIMITED


                                   By:     /s/ Christopher M.G. Brown
                                      --------------------------------------
                                   Name:  Christopher M.G. Brown
                                   Title:  Director

                                   BENBRIDGE SINGAPORE PTE LIMITED, as Trustee


                                   By:     /s/ Christopher M.G. Brown
                                      --------------------------------------
                                   Name:  Christopher M.G. Brown
                                   Title:  Director


                                   PROCON INTERNATIONAL LIMITED, as Trustee under the JLW Procon I Trust Deed


                                   By:     /s/ Gerard A. Kipling
                                      --------------------------------------
                                   Name: Gerard A. Kipling
                                   Title:  Director


                                   PROCON INTERNATIONAL LIMITED, as Trustee under the JLW Procon II Trust Deed


                                   By:      /s/ Gerard A. Kipling
                                      --------------------------------------
                                   Name: Gerard A. Kipling
                                   Title:  Director

                            MANAGEMENT SHAREHOLDERS:


                                              /s/ Mike Smith
                                            -------------------------------
                                            Mike Smith


                                              /s/ Chris Peacock
                                            -------------------------------
                                            Chris Peacock


                                              /s/ Robin Broadhurst
                                            -------------------------------
                                            Robin Broadhurst


                                              /s/ Chris Brown
                                            -------------------------------
                                            Chris Brown


                                              /s/ Michael Dow
                                            -------------------------------
                                            Michael Dow


                                              /s/ Gerry Kipling
                                            -------------------------------
                                            Gerry Kipling


                                              /s/ Peter Lee
                                            -------------------------------
                                            Peter Lee

                                              /s/ Robert Orr
                                            -------------------------------
                                            Robert Orr

                                              /s/ Clive Pickford
                                            -------------------------------
                                            Clive Pickford

                                              /s/ Ken Winterschladen
                                            -------------------------------
                                            Ken Winterschladen

                                                                       ANNEX D
                                                                       -------

                                                                     CONFORMED
                                        (as amended through November 10, 1998)



===============================================================================



                          PURCHASE AND SALE AGREEMENT
                                 (AUSTRALASIA)


                                  by and among


                         LASALLE PARTNERS INCORPORATED,

                                 JLLINT, INC.,

                     LPI (AUSTRALIA) HOLDINGS PTY LIMITED,

                 THE JONES LANG WOOTTON ENTITIES LISTED HEREIN,

  The Persons named as "Management Shareholders" on the Signature Pages hereto

                                      and

       The "Shareholders" and "Related JLW Owners" who hereafter execute a Purchase and Sale Joinder Agreement (Australasia)


                          dated as of October 21, 1998



===============================================================================

                                TABLE OF CONTENTS
                                                                        Page
                                                                        ----
ARTICLE I

 PURCHASE AND SALE OF SHARES;
 CONVERSION OF CONVERTIBLE NOTES.........................................D-4
          Section 1.1       Purchase and Sale of Shares..................D-4
          Section 1.2       Redemption of Convertible Notes..............D-5
          Section 1.3       Escrow of Certain Consideration Shares.......D-6
          Section 1.4       Consideration Adjustment. ...................D-7
          Section 1.5       Closing.....................................D-18
          Section 1.6       Deliveries by the Sellers and Shareholders..D-19
          Section 1.7       Deliveries by the Buyers....................D-20
          Section 1.8       Representatives.............................D-22
          Section 1.9       Corporate Governance Matters................D-24
          Section 1.10      Integration.................................D-29

ARTICLE II

 MATTERS RELATING TO THE SHAREHOLDER
 TRANSACTION DOCUMENTS; REALLOCATION....................................D-29
          Section 2.1       Signing Procedures..........................D-29
          Section 2.2       Permitted Reallocation of Consideration and
                            Shares......................................D-32

ARTICLE III

 REPRESENTATIONS AND WARRANTIES
 OF THE SELLERS, THE COMPANIES AND
 THE MANAGEMENT SHAREHOLDERS............................................D-32
          Section 3.1       Shares; Claims to Assets....................D-33
          Section 3.2       Corporate Organization......................D-33
          Section 3.3       Capitalization of the Companies.............D-34
          Section 3.4       Subsidiaries and Affiliates.................D-35
          Section 3.5       Authorization...............................D-35
          Section 3.6       No Violation................................D-36
          Section 3.7       Consents and Approvals......................D-36
          Section 3.8       Financial Statements........................D-37

                                                                        Page
                                                                        ----

          Section 3.9       No Undisclosed Liabilities..................D-39
          Section 3.10      Absence of Certain Changes..................D-40
          Section 3.11      Real Property...............................D-41
          Section 3.12      Intangible Property Rights..................D-41
          Section 3.13      Certain Contracts...........................D-45
          Section 3.14      Licenses and Other Authorizations...........D-46
          Section 3.15      Year 2000 and Euro Compliance...............D-47
          Section 3.16      Clients.....................................D-48
          Section 3.17      Operation of the Businesses.................D-48
          Section 3.18      Insurance...................................D-49
          Section 3.19      Labor Relations.............................D-49
          Section 3.20      Employee Benefit Matters....................D-49
          Section 3.21      Litigation..................................D-56
          Section 3.22      Compliance with Law.........................D-56
          Section 3.23      Taxes.......................................D-57
          Section 3.24      Environmental Matters.......................D-62
          Section 3.25      Personnel...................................D-64
          Section 3.26      Disclosure Documents........................D-64
          Section 3.27      Integration Matters.........................D-64
          Section 3.28      Related Party Transactions..................D-65
          Section 3.29      Securities Laws Matters.....................D-65
          Section 3.30      Opinion of Financial Advisor................D-65
          Section 3.31      Certain Fees................................D-66

ARTICLE IIIA

 CERTAIN REPRESENTATIONS, WARRANTIES
 AND COVENANTS OF THE SELLERS...........................................D-66
          Section 3.1A      Ownership and Sale of Shares................D-66
          Section 3.2A      Authorization...............................D-67
          Section 3.3A      No Violation................................D-68
          Section 3.4A      Consents and Approvals......................D-68
          Section 3.5A      Investment Matters..........................D-69
          Section 3.6A      Regulation S................................D-69

                                                                        Page
                                                                        ----

ARTICLE IV

 REPRESENTATIONS AND WARRANTIES OF PARENT,
 US ACQUISITION SUB AND AUSTRALIA ACQUISITION SUB.......................D-72
          Section 4.1       Corporate Organization......................D-72
          Section 4.2       Capitalization..............................D-73
          Section 4.3       Subsidiaries and Affiliates.................D-73
          Section 4.4       Authorization...............................D-74
          Section 4.5       No Violation................................D-75
          Section 4.6       Consents and Approvals......................D-76
          Section 4.7       SEC Reports and Financial Statements........D-76
          Section 4.8       No Undisclosed Liabilities..................D-77
          Section 4.9       Absence of Certain Changes or Events........D-77
          Section 4.10      Licenses and Other Authorizations...........D-78
          Section 4.11      Insurance...................................D-78
          Section 4.12      Labor Relations.............................D-78
          Section 4.13      Parent Employee Benefit Matters.............D-78
          Section 4.14      Litigation..................................D-82
          Section 4.15      Compliance with Law.........................D-82
          Section 4.16      Taxes.......................................D-82
          Section 4.17      Activities of US Acquisition Sub and
                            Australia Acquisition Sub...................D-83
          Section 4.18      Opinion of Financial Advisors...............D-84
          Section 4.19      Certain Fees................................D-84
          Section 4.20      Disclosure Documents........................D-84
          Section 4.21      Other.......................................D-84

ARTICLE V

 COVENANTS OF THE SELLERS AND THE COMPANIES.............................D-85
          Section 5.1       Operation of the Companies..................D-85
          Section 5.2       Access......................................D-89
          Section 5.3       Consents....................................D-89
          Section 5.4       Closing Net Worth...........................D-90
          Section 5.5       Other Offers................................D-90
          Section 5.6       Integration Matters.........................D-90
          Section 5.7       Nine-Month Financial Statements.............D-91

                                                                        Page
                                                                        ----

          Section 5.8       Intercompany Accounts.......................D-91
          Section 5.9       Name Changes................................D-91
          Section 5.10      Certain Charges.............................D-91
          Section 5.11      Stockholder Agreement.......................D-92

ARTICLE VI

 COVENANTS OF PARENT....................................................D-92
          Section 6.1       Operation of Parent.........................D-92
          Section 6.2       Access......................................D-95
          Section 6.3       Consents....................................D-96
          Section 6.4       Listing of Consideration Shares.............D-96
          Section 6.5       Stockholder Approval; Proxy.................D-96
          Section 6.6       Other Offers................................D-97
          Section 6.7       Employee Trust..............................D-98
          Section 6.8       Certain Stockholder Agreements..............D-99
          Section 6.9       Certain Instruments of Indemnification......D-99
          Section 6.10      Employee Stock Options......................D-99
          Section 6.11      Director and Officer Indemnification.......D-100
          Section 6.12      Note Purchase Agreement Matters............D-100

ARTICLE VII

 CONDITIONS TO OBLIGATIONS OF THE PARTIES..............................D-100
          Section 7.1       No Injunctions or Restraints...............D-101
          Section 7.2       No Litigation..............................D-101
          Section 7.3       HSR Act and Other Approvals................D-101
          Section 7.4       Stockholders Vote..........................D-102
          Section 7.5       Other Closings.............................D-102
          Section 7.6       Consummation of the Integration............D-102
          Section 7.7       Execution and Delivery of the other
                            Operative Agreements.......................D-103
          Section 7.8       Amendments.................................D-103

ARTICLE VIII

 CONDITIONS TO OBLIGATIONS OF THE BUYERS...............................D-103

                                                                        Page
                                                                        ----

          Section 8.1       Representations and Warranties Correct as
                            of the Integration Commencement Date.......D-103
          Section 8.2       Certain Representations and Warranties
                            Correct as of the Closing Date.............D-104
          Section 8.3       Performance; No Default....................D-104
          Section 8.4       Delivery of Certificate....................D-105
          Section 8.5       Opinions of Counsel to the Sellers and the
                            Companies..................................D-105
          Section 8.6       Comfort Letter.............................D-105
          Section 8.7       Settlement of Related Party Accounts.......D-105
          Section 8.8       No Material Adverse Effect.................D-105
          Section 8.9       Continuing Affiliate Releases..............D-106
          Section 8.10      Stockholder Agreement......................D-106

ARTICLE IX

 CONDITIONS TO OBLIGATIONS OF THE
 SELLERS AND THE SHAREHOLDERS..........................................D-106
          Section 9.1       Representations and Warranties Correct as
                            of the Integration Commencement Date.......D-106
          Section 9.2       Performance; No Default....................D-107
          Section 9.3       Delivery of Certificate....................D-107
          Section 9.4       Opinions of Counsel to Parent..............D-107
          Section 9.5       Good Standing Certificate..................D-107
          Section 9.6       Listing of Consideration Shares............D-107
          Section 9.7       Certain Stockholder Agreements.............D-108
          Section 9.8       No Material Adverse Effect.................D-108
          Section 9.9       Directors and Officers.....................D-108
          Section 9.10      Amendments.................................D-108

ARTICLE X

 TAX MATTERS...........................................................D-108
          Section 10.1      Allocation of Purchase Price...............D-108
          Section 10.2      Tax Returns................................D-108
          Section 10.3      Mutual Cooperation.........................D-109
          Section 10.4      Tax Covenant...............................D-110

                                                                       Page
                                                                       ----
ARTICLE XI

 TERMINATION...........................................................D-110
          Section 11.1      Termination of Agreement...................D-110
          Section 11.2      Effect of Termination......................D-113
          Section 11.3      Termination Fee............................D-113

ARTICLE XII

 SURVIVAL AND INDEMNIFICATION..........................................D-113
          Section 12.1      Survival of Representations, Warranties and
                            Covenants..................................D-113
          Section 12.2      Indemnification of the Buyers..............D-114

ARTICLE XIII

 MISCELLANEOUS.........................................................D-114
          Section 13.1      Further Efforts............................D-114
          Section 13.2      Expenses...................................D-115
          Section 13.3      Press Releases and Announcements...........D-115
          Section 13.4      Entire Agreement; No Third Party
                            Beneficiaries..............................D-115
          Section 13.5      Amendment, Extension and Waiver............D-115
          Section 13.6      Headings...................................D-116
          Section 13.7      Notices....................................D-116
          Section 13.8      Assignment.................................D-120
          Section 13.9      Applicable Law.............................D-120
          Section 13.10     Jurisdiction...............................D-120
          Section 13.11     Service of Process.........................D-121
          Section 13.12     Words in Singular and Plural Form..........D-121
          Section 13.13     Counterparts...............................D-121
          Section 13.14     WAIVER OF JURY TRIAL.......................D-121

ARTICLE XIV

 CERTAIN DEFINITIONS...................................................D-122

                                                                        Page
                                                                        ----

Exhibit 1             Agreed Generally Accepted Accounting Principles
Exhibit 2             Determination of 1999 Compensation Expense
Exhibit 3             Form of DEL Stockholder Agreement
Exhibit 4             [Intentionally Left Blank]
Exhibit 5             Form of Instrument of Assumption
Exhibit 6             Form of Instrument of Assumption
Exhibit 7             Form of General Release
Exhibit 8 Persons deemed to have Knowledge for purposes of the Company and the Company Subsidiaries
Exhibit 9             Persons deemed to have Knowledge for purposes of Parent


Annex A               Form of Purchase and Sale Joinder Agreement (Australasia)
Annex B               Integration Plan and Integration Agreements
Annex C               Form of Stockholder Agreement
Annex D               Form of Indemnity and Escrow Agreement
Annex E               Sellers and Share Information
Annex F               Form of Convertible Note
Annex G               Form of Share Transfer Form
Annex H               Form of Power of Attorney
Annex I               Articles of Amendment and Restatement of Parent
Annex J               [Intentionally Left Blank].
Annex K               Amended and Restated Bylaws of Parent
Annex L               Terms of ESOT
Annex M               [Intentionally Left Blank]
Annex N               [Intentionally Left Blank]
Annex O               Form of Comfort Letter

                             INDEX OF DEFINED TERMS
                             ----------------------


Terms                                                      Defined in Section
-----                                                      ------------------

1936 Act..............................................................3.23(r)
1997 Act..............................................................3.23(r)
1999 Income Statements.................................................1.4(p)
1999 Stub Period.......................................................1.4(p)
Action............................................................Article XIV
Adjustment Shares.........................................................1.2
Adjustment Shares Conversion Amount....................................1.4(e)
Adjustment Shares Deficit..............................................1.4(l)
Affiliate.........................................................Article XIV
Agreed Generally Accepted Accounting Principles........................1.4(b)
Agreement............................................................Preamble
Allocation Notice......................................................1.4(k)
Allocation Notice Delivery Period......................................1.4(k)
Amended Parent Bylaws..................................................1.9(a)
Applicable Auditors....................................................1.4(b)
Applicable Integration Agreements......................................2.1(a)
Applicable Joinder Agreement...........................................1.1(b)
Applicable Trust..................................................Article XIV
Applicable Trust Deed.............................................Article XIV
Asia Region 1999 Income Statement......................................1.4(p)
Asia Region Adjustment Amount..........................................1.4(i)
Asia Region Adjustment Shares..........................................1.4(a)
Asia Region Agreement................................................Preamble
Asia Region Balance Sheet..............................................1.4(b)
Asia Region Closing Net Worth..........................................1.4(b)
Asia Region Companies................................................Preamble
Asia Region ESOT Trustees.................................................6.7
Asia Region Financial Statements.......................................1.4(b)
Asia Region Sellers...............................................Article XIV
Asia Region Share Deficit..............................................1.4(i)
Asia Region Shareholders..........................................Article XIV
Asia-Related Equity Interests.....................................Article XIV
ASIC...................................................................1.6(d)
Assets...................................................................3.17

Terms                                                      Defined in Section
-----                                                      ------------------

Audited Financial Statements...........................................3.8(a)
Australasia Interim Financial Statements...............................3.8(a)
Australasia Region 1999 Income Statement...............................1.4(p)
Australasia Region Adjustment Amount...................................1.4(e)
Australasia Region Adjustment Shares...................................1.4(a)
Australasia Region Agreement.........................................Preamble
Australasia Region Balance Sheet.......................................1.4(b)
Australasia Region Closing Net Worth...................................1.4(b)
Australasia Region ESOT Trustees..........................................6.7
Australasia Region Financial Statements................................1.4(b)
Australasia Region Share Deficit.......................................1.4(e)
Australasia Region Shareholders......................................Preamble
Australia Acquisition Sub............................................Preamble
Authority.................................................................3.6
Authorized Actions.....................................................1.8(b)
Benbridge (AUS)......................................................Preamble
Benbridge (NZ).......................................................Preamble
Board..................................................................1.9(b)
Business Day......................................................Article XIV
Buyer(s).............................................................Preamble
Cash Consideration.....................................................1.1(a)
Closing................................................................1.5(a)
Closing Authorized Actions.............................................1.8(b)
Closing Balance Sheets.................................................1.4(b)
Closing Date...........................................................1.5(b)
Closing Financial Statements...........................................1.4(b)
Closing Net Worth.................................................Article XIV
Closing Statement Resolution Period....................................1.4(c)
Closing Statements.....................................................1.4(b)
Closing Statements Objection...........................................1.4(c)
Code..............................................................Article XIV
Commencement Date......................................................2.1(a)
Commitment Date........................................................2.1(b)
Companies' Funds......................................................3.20(c)
Company..............................................................Preamble
Companies............................................................Preamble
Company Disclosure Schedule.......................................Article XIV

Terms                                                      Defined in Section
-----                                                      ------------------

Company Material Adverse Effect...................................Article XIV
Company Subsidiary(ies)...........................................Article XIV
Compass Agreement.........................................................4.9
Computer Programs.................................................Article XIV
Computer Systems.........................................................3.15
Confidentiality Agreement.................................................5.2
Consent...........................................................Article XIV
Consideration.....................................................Article XIV
Consideration Shares......................................................1.2
Continuing Affiliate..............................................Article XIV
Contract(s).......................................................Article XIV
Controlled Affiliate..............................................Article XIV
Convertible Note.......................................................1.1(a)
Copyrights........................................................Article XIV
Corporate Seller..................................................Article XIV
CRR provisions........................................................3.23(n)
DEL...............................................................Article XIV
DEL Stockholder Agreement.................................................6.8
Designated Countries..................................................3.12(c)
Designated JLW Shareholder(s)..........................................2.1(a)
Encumbrances......................................................Article XIV
English Courts..........................................................13.10
Environmental Laws................................................Article XIV
ERISA Affiliate...................................................Article XIV
Escrow Agent..............................................................1.2
Escrow Agreement.....................................................Preamble
Escrow Shares.............................................................1.2
ESOT......................................................................6.7
ESOT Adjustment Shares....................................................6.7
ESOT Agreements...........................................................6.7
ESOT Escrow Shares........................................................6.7
ESOT Shares...............................................................6.7
ESOT Sub Trust............................................................6.7
ESOT Trustee..............................................................6.7
Euro Compliant...........................................................3.15
Europe/USA Region Agreement..........................................Preamble
Europe/USA Region Companies..........................................Preamble

Terms                                                      Defined in Section
-----                                                      ------------------

Europe/USA Region Shareholders....................................Article XIV
Exchange Act......................................................Article XIV
Fifteenth Director.....................................................1.9(g)
Final Asia Region Closing Net Worth....................................1.4(c)
Final Australasia Region Closing Net Worth.............................1.4(c)
Final Closing Balance Statements.......................................1.4(c)
Final Closing Financial Statements.....................................1.4(c)
Final Closing Statements...............................................1.4(c)
Final Closing Statements Determination Date............................1.4(e)
Final JLW England Closing Net Worth....................................1.4(c)
Final JLW Ireland Closing Net Worth....................................1.4(c)
Final JLW Scotland Closing Net Worth...................................1.4(c)
Final Master Shareholder List.....................................Article XIV
Final Return Date......................................................2.1(a)
Financial Statements...................................................3.8(a)
Forfeiture Shares.........................................................1.2
Forfeiture Shares Escrow Agent............................................1.2
Forfeiture Shares Escrow Agreement........................................1.2
HSR Act ..........................................................Article XIV
Illinois Courts.........................................................13.10
Income Tax(es)....................................................Article XIV
Independent Director..............................................Article XIV
Initial Consideration Shares..............................................1.2
Initial Distribution Shares...............................................1.2
Instruction Letter.....................................................2.1(a)
Intangible Property Rights........................................Article XIV
Integration.......................................................Article XIV
Integration Agreements...............................................Preamble
Integration Commencement Date..........................................1.5(b)
Integration Completion.................................................1.5(b)
Integration Completion Date.........................................1.5(b)(i)
Integration Escrow Agreement..........................................1.10(b)
Integration Plan.....................................................Preamble
Interests.............................................................3.12(c)
Interim Financial Statements...........................................3.8(a)
IRS...............................................................Article XIV
JLW Acquisition Proposal..................................................5.5

Terms                                                      Defined in Section
-----                                                      ------------------

JLW Asia ESOT Sub Trust...................................................6.7
JLW Australasia ESOT Sub Trust............................................6.7
JLW Australia........................................................Preamble
JLW Australia Parent.................................................Preamble
JLW Australia Stockholder Agreement......................................5.11
JLW Businesses.......................................................Preamble
JLW Combined 9/30 Balance Sheet Schedules.........................Article XIV
JLW Combined 9/30 Financial Statement Schedules...................Article XIV
JLW Combined 9/30 Income Statement Schedules......................Article XIV
JLW Combined Balance Sheet Schedules...................................3.8(a)
JLW Combined Financial Statement Schedules.............................3.8(a)
JLW Combined Income Statement Schedules................................3.8(a)
JLW Combined Interim Balance Sheet Schedules...........................3.8(a)
JLW Combined Year-End Balance Sheet Schedules..........................3.8(a)
JLW Continuation.....................................................Preamble
JLW Directors..........................................................1.9(b)
JLW Employee Directors.................................................1.9(b)
JLW Employees..........................................................1.9(h)
JLW England.......................................................Article XIV
JLW England 1999 Income Statement......................................1.4(p)
JLW England Adjustment Amount..........................................1.4(f)
JLW England Adjustment Shares..........................................1.4(a)
JLW England Balance Sheet..............................................1.4(b)
JLW England Closing Net Worth..........................................1.4(b)
JLW England ESOT Sub Trust................................................6.7
JLW England ESOT Trustees.................................................6.7
JLW England Financial Statements.......................................1.4(b)
JLW England Share Deficit..............................................1.4(f)
JLW England Shareholders...............................................1.4(a)
JLW Fees and Expenses.............................................Article XIV
JLW Independent Directors..............................................1.9(b)
JLW Ireland.......................................................Article XIV
JLW Ireland 1999 Income Statement......................................1.4(p)
JLW Ireland Adjustment Amount..........................................1.4(h)
JLW Ireland Adjustment Shares..........................................1.4(a)
JLW Ireland Balance Sheet..............................................1.4(b)
JLW Ireland Closing Net Worth..........................................1.4(b)

Terms                                                      Defined in Section
-----                                                      ------------------

JLW Ireland ESOT Sub Trust................................................6.7
JLW Ireland Financial Statements.......................................1.4(b)
JLW Ireland Share Deficit..............................................1.4(h)
JLW Ireland Shareholders...............................................1.4(a)
JLW Nominating Committee...............................................1.9(d)
JLW (NZ) Holdings....................................................Preamble
JLW (NZ) Holdings Parent.............................................Preamble
JLW Parties.......................................................Article XIV
JLW Partnerships..................................................Article XIV
JLW Scotland......................................................Article XIV
JLW Scotland 1999 Income Statement.....................................1.4(p)
JLW Scotland Adjustment Amount.........................................1.4(g)
JLW Scotland Adjustment Shares.........................................1.4(a)
JLW Scotland Balance Sheet.............................................1.4(b)
JLW Scotland Closing Net Worth.........................................1.4(b)
JLW Scotland ESOT Sub Trust...............................................6.7
JLW Scotland ESOT Trustees................................................6.7
JLW Scotland Financial Statements......................................1.4(b)
JLW Scotland Share Deficit.............................................1.4(g)
JLW Scotland Shareholders..............................................1.4(a)
JLW Sellers.......................................................Article XIV
JLW Supply...........................................................Preamble
JLW Transfer Taxes................................................Article XIV
JLW USA..............................................................Preamble
Joinder Agreement....................................................Preamble
Knowledge.........................................................Article XIV
LACM......................................................................1.9
Laws......................................................................3.6
Leased Real Property..................................................3.11(b)
Liabilities.......................................................Article XIV
Licenses..........................................................Article XIV
Liens.............................................................Article XIV
Listed Agreements.....................................................3.13(a)
Managed Properties....................................................3.24(a)
Management Shareholder(s)............................................Preamble
Materials of Environmental Concern................................Article XIV
Minimum Asia Region Closing Net Worth..................................1.4(i)

Terms                                                      Defined in Section
-----                                                      ------------------

Minimum Australasia Region Closing Net Worth...........................1.4(e)
Minimum JLW England Closing Net Worth..................................1.4(f)
Minimum JLW Ireland Closing Net Worth..................................1.4(h)
Minimum JLW Scotland Closing Net Worth.................................1.4(g)
Neutral Auditor........................................................1.4(d)
NewCo 1..............................................................Preamble
NewCo 2..............................................................Preamble
NewCo 3..............................................................Preamble
Nine-Month Interim Financial Statements...........................Article XIV
Nominating Committees..................................................1.9(d)
Non-Participating Designated JLW Shareholders.............................2.2
NYSE..............................................................Article XIV
Offering Memorandum...............................................Article XIV
Offshore Transaction...................................................3.6(a)
Operative Agreements..............................................Article XIV
Other Authorized Actions...............................................1.8(b)
Other Joinder Agreements..........................................Article XIV
Other Purchase Agreements............................................Preamble
Other Shareholders................................................Article XIV
Parent...............................................................Preamble
Parent Acquisition Proposal...............................................6.6
Parent Articles of Incorporation.......................................4.1(a)
Parent Bylaws..........................................................4.1(a)
Parent Common Stock.......................................................1.2
Parent Directors.......................................................1.9(b)
Parent Disclosure Schedule........................................Article XIV
Parent Domestic Plan..............................................Article XIV
Parent Employee Directors..............................................1.9(b)
Parent Employees.......................................................1.9(h)
Parent Foreign Plan...............................................Article XIV
Parent Independent Directors...........................................1.9(b)
Parent Interim Balance Sheet...........................................4.8(a)
Parent Material Adverse Effect....................................Article XIV
Parent Nominating Committee............................................1.9(d)
Parent Options............................................................4.2
Parent Preferred Stock....................................................4.2
Parent SEC Reports........................................................4.7

Terms                                                      Defined in Section
-----                                                      ------------------

Parent Securities.........................................................4.2
Parent Significant Subsidiary.....................................Article XIV
Parent Stock Plans........................................................4.2
Parent Subsidiary.................................................Article XIV
Parent Subsidiaries..................................................Preamble
Patents...........................................................Article XIV
Permitted Liens...................................................Article XIV
Person............................................................Article XIV
Plan..............................................................Article XIV
Post-Closing Integration Actions......................................1.10(a)
Preliminary Master Shareholder List..................................Preamble
Proposed Actions.......................................................4.4(a)
Proxy Statement........................................................6.5(a)
Real Property Leases..................................................3.11(b)
Related JLW Owner.................................................Article XIV
Related Parties...................................................Article XIV
Required Regulatory Approvals.............................................3.7
Required Securities Consents..............................................4.6
SCCA......................................................................1.8
SCCA Expenses Reserve..................................................1.8(d)
Scheduled Agreements..................................................3.12(b)
SEC...............................................................Article XIV
Securities Act....................................................Article XIV
Seller(s)............................................................Preamble
Sellers' Representatives..........................................Article XIV
SGA Act...............................................................3.20(c)
Shareholder(s).......................................................Preamble
Shareholder Determination Date....................................Article XIV
Shareholder Transaction Documents......................................2.1(a)
Shareholder's Representatives.....................................Article XIV
Shares...............................................................Preamble
Significant Clients......................................................3.16
Single Employer Plan..................................................4.13(a)
Stock Options............................................................6.10
Stockholder Agreement................................................Preamble
Straddle Returns......................................................10.2(b)
Sub Trust.................................................................6.7

Terms                                                      Defined in Section
-----                                                      ------------------
Subsidiary(ies)...................................................Article XIV
Tax(es)...........................................................Article XIV
Tax Return........................................................Article XIV
Termination Fee..........................................................11.3
Third Party Scheduled Agreement.......................................3.12(b)
Trademarks........................................................Article XIV
Transact (AUS) Trust Beneficial Owners...............................Preamble
Transact (AUS) Trust Deed............................................Preamble
Transact (AUS) Trust Trustee.........................................Preamble
Transact (NSW).......................................................Preamble
Transact (NZ)........................................................Preamble
Transact (NZ) Trust Beneficial Owners................................Preamble
Transact (NZ) Trust Deed.............................................Preamble
Transact (NZ) Trust Trustee..........................................Preamble
Transact (QLD).......................................................Preamble
Transact (VIC).......................................................Preamble
Transfer Taxes....................................................Article XIV
Transition Period......................................................1.9(b)
Trustee Seller....................................................Article XIV
UK GAAP...........................................................Article XIV
US GAAP...........................................................Article XIV
US Acquisition Sub...................................................Preamble
US Acquisition Sub II................................................Preamble
Year 2000 Compliant......................................................3.15

                    PURCHASE AND SALE AGREEMENT(AUSTRALASIA)
                    ----------------------------------------

                  PURCHASE AND SALE AGREEMENT (AUSTRALASIA), dated as of October 21, 1998 (this "Agreement" or this "Australasia Region Agreement"), by and among
(i) LASALLE PARTNERS INCORPORATED, a Maryland corporation ("Parent"), JLLINT, INC., an Illinois corporation and an indirect wholly-owned subsidiary of Parent ("US Acquisition Sub"), LPI (AUSTRALIA) HOLDINGS PTY LIMITED (ACN 084 042 473), a corporation organized under the laws of the Australian Capital Territory and an indirect wholly-owned subsidiary of Parent ("Australia Acquisition Sub") (each of Parent, US Acquisition Sub and Australia Acquisition Sub is individually referred to herein as a "Buyer," and collectively referred to herein as the "Buyers"); (ii) JLW HOLDINGS PTY LIMITED (ACN 008 564 654), a corporation organized under the laws of the Australian Capital Territory ("JLW Australia Parent"), JLW (NEW ZEALAND) HOLDINGS PTY LTD. (ACN 071 632 061), a corporation organized under the laws of New South Wales ("JLW (NZ) Holdings Parent"), BENBRIDGE (NZ) LIMITED, a corporation organized under the laws of New Zealand ("Benbridge (NZ)"), as trustee (the "Transact (NZ) Trust Trustee") under the Deed of Trust, dated March 6, 1997 (the "Transact (NZ) Trust Deed"), by Arthur James Davis, as Settlor, and Benbridge (NZ), for the "Eligible Beneficiaries" (as defined in the Transact (NZ) Trust Deed (the "Transact (NZ) Trust Beneficial Owners")), and BENBRIDGE AUSTRALIA PTY LIMITED (ACN 075 214
747), a corporation organized under the laws of New South Wales ("Benbridge
(AUS)"), as trustee (the "Transact (AUS) Trust Trustee") under the Deed of Trust, dated February 11, 1997 (the "Transact (AUS) Trust Deed"), by Arthur James Davis, as Settlor, and Benbridge (AUS), for the "Eligible Beneficiaries" (as defined in the Transact (AUS) Trust Deed (the "Transact (AUS) Trust Beneficial Owners")) (each of JLW Australia Parent, JLW (NZ) Holdings Parent, the Transact (NZ) Trust Trustee and the Transact (AUS) Trust Trustee is individually referred to herein as a "Seller," and collectively referred to herein as the "Sellers"); (iii) JLW AUSTRALIA PTY LIMITED (ACN 008 476 257), a corporation organized under the laws of the Australian Capital Territory ("JLW Australia"), JONES LANG WOOTTON HOLDINGS LIMITED, a corporation organized under the laws of New Zealand ("JLW (NZ) Holdings"), JLW TRANSACT LIMITED, a corporation organized under the laws of New Zealand ("Transact (NZ)"), JONES LANG WOOTTON TRANSACT PTY LTD. (ACN 075 217 462), a corporation organized under the laws of New South Wales ("Transact (NSW)"), JONES LANG WOOTTON TRANSACT
(VIC) PTY LTD. (ACN 068 893 685), a corporation organized under the laws of Victoria ("Transact (VIC)"), and JONES LANG WOOTTON TRANSACT (QLD) PTY LTD. (ACN 072 918 417), a corporation organized under the laws of Queensland ("Transact
(QLD)") (each of JLW Australia,

JLW (NZ) Holdings, Transact (NZ), Transact (NSW), Transact (VIC) and Transact
(QLD) is individually referred to herein as a "Company" and collectively referred to herein as the "Companies" or the "Australasia Region Companies");
(iv) the persons named as "Management Shareholders" on the signature pages hereto (each a "Management Shareholder" and, collectively, the "Management Shareholders"); and (v) each of the Transact (NZ) Trust Beneficial Owners, the Transact (AUS) Trust Beneficial Owners and the other Persons listed as "Shareholders" on the Preliminary Master Shareholder List, attached as Schedule A to the Company Disclosure Schedule (the "Preliminary Master Shareholder List"), together with any Related JLW Owners, who execute and deliver Joinder Agreements (Australasia), in the form attached hereto as Annex A (each a "Joinder Agreement"), and each of the other Shareholder Transaction Documents (as hereinafter defined) (each Person listed as a "Shareholder" on the Preliminary Master Shareholder List who duly executes and delivers (and whose Related JLW Owner, if any, executes and delivers) each of the Shareholder Transaction Documents is individually referred to herein as a "Shareholder" and collectively referred to herein as the "Shareholders" or the "Australasia Region Shareholders").

                  WHEREAS, in accordance with the plan of integration (the "Integration Plan") and the related integration agreements (the "Integration Agreements"), attached hereto as Annex B, JLW Australia will transfer: (i) to JLW Australia Parent, its entire equity interests in Benbridge (AUS), (ii) to Benbridge (NZ), its entire equity interests in JLW Transact (NZ), and (iii) to certain Asia Region Companies, the Asia-Related Equity Interests, all as set forth more fully in the Integration Plan;

                  WHEREAS, the Sellers collectively are the legal owners of all of the issued share capital of each of the Companies (the "Shares");

                  WHEREAS, the Sellers collectively desire to sell, and US Acquisition Sub and Australia Acquisition Sub collectively desire to purchase, all, but not less than all, of the Shares, all upon the terms and subject to the conditions set forth in this Agreement and the other Operative Agreements;

                  WHEREAS, as a condition of and inducement to the Buyers' willingness to consummate the transactions contemplated hereby, Parent and each Shareholder (and each Related JLW Owner, if applicable) will enter into (i) a Stockholder Agreement, in the form attached hereto as Annex C (the "Stockholder Agreement"), and (ii) an Indemnity and Escrow Agreement, in the form attached hereto as Annex D (the "Escrow Agreement");

                  WHEREAS, as of the date hereof, Parent and the other parties named therein are entering into a Purchase and Sale Agreement (the "Europe/USA Region Agreement"), pursuant to which, upon the terms and subject to the conditions set forth therein, Parent has the right (and may be required) to acquire all of the issued and outstanding share capital of each of Jones Lang Wootton, a corporation incorporated under the laws of England ("NewCo 1"), J.L.W. (Scotland) Corporate, a corporation incorporated under the laws of Scotland ("NewCo 2"), Slaneyglen Company, a corporation incorporated under the laws of Eire ("NewCo 3"), JLW Supply, a corporation incorporated under the laws of England ("JLW Supply"), Jones Lang Wootton USA Inc., a Delaware corporation ("JLW USA"), and JLW Continuation, a corporation incorporated under the laws of England ("JLW Continuation") (collectively, the "Europe/USA Region Companies");

                  WHEREAS, as of the date hereof, Parent, US Acquisition Sub, JLLIP, Inc., an Illinois corporation and an indirect wholly-owned subsidiary of Parent ("US Acquisition Sub II"), and the other parties named therein are entering into a Purchase and Sale Agreement (the "Asia Region Agreement" and, together with the Europe/USA Region Agreement, the "Other Purchase Agreements"), pursuant to which, upon the terms and subject to the conditions set forth therein, (i) US Acquisition Sub II will acquire all of the issued and outstanding share capital of JLW Pacific Limited, a Cook Islands company, and
(ii) US Acquisition Sub will acquire (except as otherwise set forth therein) all of the issued and outstanding share capital of each of JLW Asia Holdings Limited, a Cook Islands company, JLW Transact (Thailand) Co. Limited, a Thailand company, JLW Transact Pte Limited (Singapore), a Singapore company, and JLW Transact Limited (HK), a Hong Kong company (the companies referred to in clauses
(i) and (ii) above whose shares are to be acquired are collectively referred to herein as the "Asia Region Companies");

                  WHEREAS, each member of the Board of Parent who is an employee of Parent has executed and delivered to Chris Peacock and Mike Smith and each or either of them, with full power of substitution, an irrevocable proxy to vote all of the shares of Parent Common Stock (as hereinafter defined) owned by such member in favor of the Proposed Actions (as hereinafter defined) at the special meeting of stockholders of Parent to be held in connection with the transactions contemplated by this Agreement and the Other Purchase Agreements; and

                  WHEREAS, pursuant to this Agreement and the Other Purchase Agreements, Parent has the right (and may be required) to acquire, directly or indirectly, all of the asset and property management, advisory and other real estate-related businesses of the Companies, the Europe/USA Region Companies and the Asia Region Companies and their respective Subsidiaries (such businesses being collectively referred to herein as the "JLW Businesses"), including all such businesses currently being carried on by the JLW Partnerships and their respective direct and indirect Subsidiaries.

                  NOW THEREFORE, in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, intending to be legally bound hereby, the parties hereto hereby agree as follows:



                                    ARTICLE I

                          PURCHASE AND SALE OF SHARES;
                          ----------------------------
                         CONVERSION OF CONVERTIBLE NOTES
                         -------------------------------

         Section 1.1 Purchase and Sale of Shares. (a) Upon the terms and subject to the conditions set forth herein, at the Closing, each of (i) JLW Australia Parent and the Transact (AUS) Trust Trustee (on behalf of the Transact (AUS) Trust Beneficial Owners) shall, assign, transfer, convey and deliver to Australia Acquisition Sub, and Australia Acquisition Sub shall (and Parent shall cause Australia Acquisition Sub to) purchase, acquire and accept from each of JLW Australia Parent and the Transact (AUS) Trust Trustee, all of the Shares of the Companies owned by such Seller as set forth opposite such Seller's name in column 2 of Annex E hereto, free and clear of all Encumbrances (other than the Liens described in Schedule 5.10 of the Company Disclosure Schedule and other than Encumbrances created by or through Australia Acquisition Sub) and together with all benefits and rights attaching or accruing thereto, and (ii) JLW (NZ) Holdings Parent and the Transact (NZ) Trust Trustee (on behalf of the Transact
(NZ) Trust Beneficial Owners) shall sell, assign, transfer, convey and deliver to US Acquisition Sub, and US Acquisition Sub shall (and Parent shall cause US Acquisition Sub to) purchase, acquire and accept from each of JLW (NZ) Holdings Parent and the Transact (NZ) Trust Trustee, all of the Shares of the Companies owned by such Seller as set forth opposite such Seller's name in column 2 of Annex E hereto, free and clear of all Encumbrances (other than the Liens described in Schedule 5.10 of the Company Disclosure Schedule and other than Encumbrances created by or through US Acquisition Sub) and together with all benefits and rights attaching or accruing thereto, in each case, for (A) a convertible note, in the form attached hereto as Annex F (the "Convertible Note"), in the principal amount set forth opposite such Seller's name in column 3 of Annex E hereto, subject to adjustment in accordance with Sections 1.3 and 1.4 hereof, and (B) cash, in United States dollars (the "Cash Consideration"), in the amount calculated in accordance with the formula set forth opposite such Seller's name in column 4 of Annex E hereto, all or a portion of which, calculated in accordance with the formula set forth in column 4(b) of Annex E hereto, shall be paid to and retained by the Shareholders' Representatives (on behalf of such Seller) as a reserve for certain expenses as provided in Section 1.8(d) hereof.

                  (b) Notwithstanding the provisions of Section 1.1(a) hereof, each Seller acknowledges and agrees that (i) the Convertible Note otherwise issuable to such Seller in respect of the Shares owned by it shall not be issued to such Seller, but instead such Seller hereby directs US Acquisition Sub or Australia Acquisition Sub, as applicable, to issue a separate Convertible Note to each of the Shareholders (with the aggregate principal amount of such notes being equal to the aggregate principal amount of the Convertible Notes otherwise issuable to the Sellers, subject to the proviso below), in each case in the principal amount set forth in column 2 of Annex B to the Joinder Agreement to which such Shareholder is a party (the "Applicable Joinder Agreement") (except as otherwise specified herein, all references herein to "Annex B" to an Applicable Joinder Agreement refer to the definitive Annex B, as modified pursuant to Section 2.2 hereof), pursuant to and in accordance with Section 1.2 hereof, in full satisfaction of the applicable Buyer's obligation to issue a Convertible Note to such Seller under Section 1.1(a) hereof; provided, that JLW Australia Parent shall retain a Convertible Note in the principal amount of US$1,986,089.

         Section 1.2 Redemption of Convertible Notes. If either Australia Acquisition Sub or US Acquisition Sub, as applicable, as the issuer of a Convertible Note, or JLW Australia Parent or a Shareholder, as the holder of such Convertible Note, exercises the right of redemption set forth in such Convertible Note in accordance with the provisions of such Convertible Note, then the entire principal amount of such Convertible Note shall be redeemed and the redemption proceeds applied to the allotment of and subscription for the number of newly issued shares of common stock, US$.01 par value per share ("Parent Common Stock"), of Parent, determined by dividing the aggregate principal amount of such Convertible Note by the Conversion Amount (as defined in the Convertible Note), which number of shares of Parent Common Stock (the "Consideration Shares") shall be specified in column 3 of Annex B to the Applicable Joinder Agreement, subject to adjustment in accordance with Sections
1.3 and 1.4 hereof. Upon such redemption, Australia Acquisition Sub or US Acquisition Sub, as applicable, shall deliver, or cause to be delivered, to (and Parent shall cause Australia Acquisition Sub or US Acquisition Sub, as applicable, to deliver, or cause to be delivered, to): (a) the Shareholders' Representatives, on behalf of such Shareholder and

JLW Australia Parent, (i) the number of shares of Parent Common Stock specified in column 3(a) of Annex B to the Applicable Joinder Agreement (or, in the case of JLW Australia Parent, specified in column 3(a) of Annex E hereto) (the "Initial Distribution Shares"), which Initial Distribution Shares shall be issued in the name of such Shareholder or JLW Australia Parent, as the case may be, (ii) the number of shares of Parent Common Stock specified in column 3(b) of Annex B to the Applicable Joinder Agreement (the "Forfeiture Shares" and, together with Initial Distribution Shares, the "Initial Consideration Shares"), which Forfeiture Shares shall be deposited in escrow with the escrow agent appointed pursuant to the SCCA (the "Forfeiture Shares Escrow Agent") pursuant to the applicable provisions of the SCCA and held and distributed in accordance with the terms thereof and (b) Harris Trust and Savings Bank (the "Escrow Agent") (i) the number of shares of Parent Common Stock specified in column 3(c) of Annex B to the Applicable Joinder Agreement (or, in the case of JLW Australia Parent, specified in column 3(c) of Annex E hereto), to be deposited in escrow as Escrow Shares pursuant to clause (b) of Section 1.3 hereof and (ii) the number of shares of Parent Common Stock specified in column 3(d) of Annex B to the Applicable Joinder Agreement (or, in the case of JLW Australia Parent, specified in column 3(d) of Annex E hereto) to be deposited in escrow as Adjustment Shares pursuant to clause (a) of Section 1.3 hereof, which Escrow Shares and Adjustment Shares shall be held and disposed of in accordance with the applicable provisions of the Escrow Agreement and the applicable provisions of this Agreement. The aggregate number of shares of Parent Common Stock to be deposited with the Escrow Agent pursuant to clause (b)(i) of this Section 1.2, clause (b)(i) of Section 1.2 of each of the Other Purchase Agreements and clause
(i) of the last sentence of Section 6.7 of this Agreement and each of the Other Purchase Agreements shall be 750,000 shares (the "Escrow Shares") and the aggregate number of shares of Parent Common Stock to be deposited with the Escrow Agent pursuant to clause (b)(ii) of this Section 1.2, clause (b)(ii) of
Section 1.2 of each of the Other Purchase Agreements and clause (ii) of the last sentence of Section 6.7 of this Agreement and each of the Other Purchase Agreements shall be 1,241,683 shares (the "Adjustment Shares"); provided that the Forfeiture Shares issuable pursuant to the Asia Region Agreement shall also be initially deposited with the Escrow Agent as additional Escrow Shares to be held and disposed of in accordance with the applicable provisions of the Escrow Agreement. The aggregate (and maximum) number of shares of Parent Common Stock to be issued to JLW Australia Parent and the Shareholders under Section 1.2 of this Agreement shall be 1,487,460.

         Section 1.3 Escrow of Certain Consideration Shares. Upon conversion of the Convertible Notes, the Buyers collectively shall deliver to
(a) the Escrow Agent a certificate (issued in the name of the Escrow Agent or its nominee) representing the

Adjustment Shares (including the ESOT Adjustment Shares) for the purpose of securing the consideration adjustment obligations, as set forth in Section 1.4 of this Agreement and each of the Other Purchase Agreements, (b) the Escrow Agent a certificate (issued in the name of the Escrow Agent or its nominee) representing the Escrow Shares (including the ESOT Escrow Shares) for the purpose of securing the indemnification obligations of the Shareholders and the Other Shareholders, as set forth in the Escrow Agreement and (c) the Forfeiture Shares Escrow Agent a certificate (issued in the name of the Forfeiture Shares Escrow Agent or its nominee) representing the Forfeiture Shares for the purpose of ensuring compliance with the forfeiture provisions relating to the Shareholders, the Other Shareholders and the Related JLW Owners, if any, contained in the SCCA. The Adjustment Shares and the Escrow Shares shall be held by the Escrow Agent under the Escrow Agreement pursuant to the terms thereof. The Adjustment Shares and the Escrow Shares shall be held and disposed of solely for the purposes and in accordance with the terms of this Agreement, the Other Purchase Agreements and the Escrow Agreement. The Forfeiture Shares shall be held and disposed of by the Forfeiture Shares Escrow Agent under the applicable provisions of the SCCA.

         Section 1.4 Consideration Adjustment. (a) Subject to the completion of any adjustments required under this Section 1.4, (i) the Europe/USA Region Shareholders listed on the Final Master Shareholder List under the Europe/USA Region Agreement as owning Shares of NewCo 1, JLW USA, JLW Supply or JLW Continuation (the "JLW England Shareholders") and the JLW England ESOT Sub Trust shall collectively be entitled to receive 697,736 Adjustment Shares (the "JLW England Adjustment Shares"), (ii) the Europe/USA Region Shareholders listed on the Final Master Shareholder List under the Europe/USA Region Agreement as owning Shares of NewCo 2 (the "JLW Scotland Shareholders") and the JLW Scotland ESOT Sub Trust shall collectively be entitled to receive 22,456 Adjustment Shares (the "JLW Scotland Adjustment Shares"), (iii) the Europe/USA Region Shareholders listed on the Final Master Shareholder List under the Europe/USA Region Agreement as owning Shares of JLW Ireland (the "JLW Ireland Shareholders") and the JLW Ireland ESOT Sub Trust shall collectively be entitled to receive 44,642 Adjustment Shares (the "JLW Ireland Adjustment Shares"), (iv) the Asia Region Shareholders and the Asia Region ESOT Sub Trust shall collectively be entitled to receive 329,750 Adjustment Shares (the "Asia Region Adjustment Shares") and (v) the Australasia Region Shareholders and the Australasia Region ESOT Sub Trust shall collectively be entitled to receive 147,099 Adjustment Shares (the "Australasia Region Adjustment Shares").

                  (b) As soon as practicable, but in no event later than 50 days following the Closing Date, Parent shall cause to be prepared and delivered to the Shareholders' Representatives (i) a consolidated or combined balance sheet, as applicable, in each case as of the close of business on the Business Day immediately preceding the Closing Date, audited by the independent certified public accountants who audited the applicable Audited Financial Statements (or the Audited Financial Statements of the applicable predecessor entity or entities) (the "Applicable Auditors") of each of (A) NewCo 1, JLW Supply, JLW USA and JLW Continuation, including their respective direct and indirect Subsidiaries (the "JLW England Balance Sheet"), (B) NewCo 2, including its direct and indirect Subsidiaries (the "JLW Scotland Balance Sheet"), (C) NewCo 3, including its direct and indirect Subsidiaries (the "JLW Ireland Balance Sheet"), (D) the Asia Region Companies, including their respective direct and indirect Subsidiaries (the "Asia Region Balance Sheet"), and (E) the Companies, including their respective direct and indirect Subsidiaries (the "Australasia Region Balance Sheet" and, together with the JLW England Balance Sheet, JLW Scotland Balance Sheet, JLW Ireland Balance Sheet and Asia Region Balance Sheet, the "Closing Balance Sheets"), (ii) the consolidated or combined (as applicable) profit and loss accounts, statements of cash flows, statements of movement on reserves and statements of total recognized gains and losses for the period from January 1, 1998 to the Closing Date (or for such other period(s) as may be required pursuant to Section 1.4(p) below) for each of (A) NewCo 1, JLW Supply, JLW USA and JLW Continuation, including their respective direct and indirect Subsidiaries (including their respective predecessors, as applicable) (the "JLW England Financial Statements"), (B) NewCo 2, including its direct and indirect Subsidiaries (including their respective predecessors, as applicable) (the "JLW Scotland Financial Statements"), (C) NewCo 3, including its direct and indirect Subsidiaries (including their respective predecessors, as applicable) (the "JLW Ireland Financial Statements"), (D) the Asia Region Companies, including their respective direct and indirect Subsidiaries (the "Asia Region Financial Statements") and (E) the Australasia Region Companies, including their direct and indirect Subsidiaries (the "Australasia Region Financial Statements" and, together with the JLW England Financial Statements, the JLW Scotland Financial Statements, the JLW Ireland Financial Statements and the Asia Region Financial Statements, the "Closing Financial Statements"), audited by the Applicable Auditors for each of the foregoing, and (iii) a calculation of the Closing Net Worth based on the applicable Closing Balance Sheet and certified by the Applicable Auditors for each of (A) NewCo 1, JLW Supply, JLW USA and JLW Continuation, including their respective direct and indirect Subsidiaries (the "JLW England Closing Net Worth"), (B) NewCo 2, including its direct and indirect Subsidiaries (the "JLW Scotland Closing Net Worth"), (C) NewCo 3, including its direct and indirect Subsidiaries (the "JLW Ireland Closing Net Worth"), (D) the Asia Region

Companies, including their respective direct and indirect Subsidiaries (the "Asia Region Closing Net Worth"), and (E) the Companies, including their respective direct and indirect Subsidiaries (the "Australasia Region Closing Net Worth") (such calculations, together with the Closing Financial Statements (if required for the purposes of Section 1.4(p) hereof) and the Closing Balance Sheets, the "Closing Statements"). The Closing Balance Sheets and the related Closing Financial Statements shall be prepared in accordance with UK GAAP (but shall be denominated in US dollars) in accordance with the accounting principles set forth in Exhibit 1 hereto (collectively, the "Agreed Generally Accepted Accounting Principles"), and the Closing Net Worth shall be calculated in accordance with this Agreement. The Closing Balance Sheets and the related Closing Financial Statements shall include footnotes converting various items therein to US GAAP, in a manner consistent with the Audited Financial Statements. The reasonable costs of auditing the Closing Balance Sheets and the related Closing Financial Statements and certifying the related calculations shall be paid by Parent, but included as a current liability on the Closing Balance Sheets (the allocation of such liability among such balance sheets, to be determined by the Shareholders' Representatives); it being the intent of the parties that such costs will thus be economically borne by the Shareholders, the Other Shareholders and the ESOT. The scope of such audit shall be consistent with the scope of the audit conducted in preparing the Audited Financial Statements.

                  (c) In order to facilitate their review of the Closing Statements, the Shareholders' Representatives and their authorized representatives and advisors shall have access to (i) all relevant books and records and (ii) all accountants' work papers used in connection with the preparation of the Closing Balance Sheets and the Closing Financial Statements, as well as to the accounting staff of Parent who prepared such statements and the Applicable Auditors who audited such statements. Unless the Shareholders' Representatives deliver written notice to Parent on or prior to the 25th day after receipt of the Closing Statements of their disagreement as to any item included in or omitted from the Closing Statements (a "Closing Statements Objection"), which Closing Statements Objection, if any, shall be required to include all such disagreements with reasonable specificity, to the extent practicable, which the Shareholders' Representatives will assert with respect to any such items, the parties shall be deemed to have accepted and agreed to the Closing Statements. If the Shareholders' Representatives so notify Parent of a Closing Statements Objection, the Shareholders' Representatives and Parent shall, within 15 days following the date of such notice (the "Closing Statement Resolution Period"), attempt to resolve their differences. Any resolution by them as to any disputed amount shall be final and binding on the parties hereto. The term "Final Closing Statements" shall mean the definitive Closing

Statements as agreed to (or deemed agreed to) by Parent and the Shareholders' Representatives, or in the absence of such agreement, the definitive Closing Statements including any adjustments resulting from the determination made by the Neutral Auditor (in addition to those items theretofore agreed to by Parent and the Shareholders' Representatives), the term "Final Closing Balance Sheets" shall mean the definitive Closing Balance Sheets included in such Final Closing Statements and, to the extent applicable, the term "Final Closing Financial Statements" shall mean the definitive profit and loss accounts included in such Final Closing Statements. The terms "Final JLW England Closing Net Worth," "Final JLW Scotland Closing Net Worth," "Final JLW Ireland Closing Net Worth ," "Final Asia Region Closing Net Worth" and "Final Australasia Region Closing Net Worth" shall mean the definitive Closing Net Worth of (i) NewCo 1, JLW Supply, JLW USA and JLW Continuation, (ii) NewCo 2, (iii) NewCo 3, (iv) the Asia Region Companies and (v) the Companies, respectively, including their respective direct and indirect Subsidiaries, based on the applicable Final Closing Balance Sheets.

                  (d) If, at the conclusion of the Closing Statement Resolution Period, Parent and the Shareholders' Representatives have not resolved all disputes, then all amounts remaining in dispute shall, at the election of either party, be submitted to Arthur Andersen (UK) (the "Neutral Auditor"). Parent and the Shareholder's Representatives agree to execute, if requested by the Neutral Auditor, a reasonable engagement letter, and shall make available to the Neutral Auditor such books, records and other information within their control as the Neutral Auditor may reasonably request. All fees and expenses of the Neutral Auditor shall be borne by Parent. The Neutral Auditor shall act as an expert, not as an arbitrator, to determine only those issues remaining in dispute, based on the presentations by Parent and the Shareholders' Representatives (and their respective advisors) and, to the extent such Neutral Auditor shall deem appropriate, on an independent investigation (but not an audit) of such other relevant books and records, accountants' work papers and other information as such Neutral Auditor deems reasonably necessary for the purpose of resolving the issues in dispute. The Neutral Auditor shall be instructed to make its determination within 30 days of its engagement, which determination shall be set forth in a written statement delivered to Parent and the Shareholders' Representatives and shall be final and binding on the parties hereto and the ESOT Trustee.

                  (e) Subject to Section 1.4(k), if the Final Australasia Region Closing Net Worth is less than US$4,736,000, as such amount may be adjusted pursuant to Section 1.4(p) below (the "Minimum Australasia Region Closing Net Worth") (the amount of such deficiency being referred to herein as the "Australasia Region

Adjustment Amount"), then the number of Australasia Region Adjustment Shares to be delivered to the Australasia Region Shareholders and the ESOT Trustee on behalf of the JLW Australasia ESOT Sub Trust shall be reduced by the number of shares of Parent Common Stock equal to the quotient obtained by dividing the Australasia Region Adjustment Amount by an amount (such amount being hereinafter referred to as the "Adjustment Shares Conversion Amount") equal to 92.5 percent of the average closing price of Parent Common Stock (as reported on the New York Stock Exchange Composite Tape) for the five-trading day period that includes the two trading days immediately preceding, the trading day including and the two trading days immediately following, the day (the "Final Closing Statements Determination Date") on which the Final Closing Statements are agreed to by the parties or finally determined by the Neutral Auditor; provided that if such quotient exceeds the number of Australasia Region Adjustment Shares (such excess number of Shares being referred to herein as the "Australasia Region Share Deficit"), then the JLW England Adjustment Shares, JLW Scotland Adjustment Shares, JLW Ireland Adjustment Shares and Asia Region Adjustment Shares shall be reduced by an aggregate number equal to the Australasia Region Share Deficit, apportioned among them pro rata on the basis of the number of Adjustment Shares originally allocated herein to the JLW England Shareholders, JLW Scotland Shareholders, JLW Ireland Shareholders and Asia Region Shareholders (and the related ESOT Sub Trusts); provided, further, that if such reduction or any subsequent reduction reduces to zero the number of Adjustment Shares issuable to the JLW England Shareholders, JLW Scotland Shareholders, JLW Ireland Shareholders or Asia Region Shareholders (and the related ESOT Sub Trusts), any remaining Australasia Region Share Deficit shall be deducted from any Adjustment Shares then remaining issuable to the JLW England Shareholders, JLW Scotland Shareholders, JLW Ireland Shareholders or Asia Region Shareholders (and the related ESOT Sub Trusts) pro rata (on the basis of the Adjustment Shares then remaining issuable to each such group).

                  (f) Subject to Section 1.4(k), if the Final JLW England Closing Net Worth is less than US$22,476,000, as such amount may be adjusted pursuant to Section 1.4(p) below (the "Minimum JLW England Closing Net Worth") (the amount of such deficiency being referred to herein as the "JLW England Adjustment Amount"), then the number of JLW England Adjustment Shares to be delivered to the JLW England Shareholders and the ESOT Trustee on behalf of the JLW England ESOT Sub Trust shall be reduced by the number of shares of Parent Common Stock equal to the quotient obtained by dividing the JLW England Adjustment Amount by the Adjustment Shares Conversion Amount; provided that if such quotient exceeds the number of JLW England Adjustment Shares (such excess number of shares being referred to herein as the "JLW England Share Deficit"), then the JLW Scotland Adjustment Shares, JLW Ireland

Adjustment Shares, Asia Region Adjustment Shares and Australasia Region Adjustment Shares shall be reduced by an aggregate number equal to the JLW England Share Deficit, apportioned among them pro rata on the basis of the number of Adjustment Shares originally allocated herein to the JLW Scotland Shareholders, JLW Ireland Shareholders, Asia Region Shareholders and Australasia Region Shareholders (and the related ESOT Sub Trusts); provided, further, that if such reduction or any subsequent reduction reduces to zero the number of Adjustment Shares issuable to the JLW Scotland Shareholders, JLW Ireland Shareholders, Asia Region Shareholders or Australasia Region Shareholders (and the related ESOT Sub Trusts), any remaining JLW England Share Deficit shall be deducted from any Adjustment Shares then remaining issuable to the JLW Scotland Shareholders, JLW Ireland Shareholders, Asia Region Shareholders or Australasia Region Shareholders (and the related ESOT Sub Trusts) pro rata (on the basis of the Adjustment Shares then remaining issuable to each such group).

                  (g) Subject to Section 1.4(k), if the Final JLW Scotland Closing Net Worth is less than US$724,000, as such amount may be adjusted pursuant to Section 1.4(p) below (the "Minimum JLW Scotland Closing Net Worth") (the amount of such deficiency being referred to herein as the "JLW Scotland Adjustment Amount"), then the number of JLW Scotland Adjustment Shares to be delivered to the JLW Scotland Shareholders and the ESOT Trustee on behalf of the JLW Scotland ESOT Sub Trust shall be reduced by the number of shares of Parent Common Stock equal to the quotient obtained by dividing the JLW Scotland Adjustment Amount by the Adjustment Shares Conversion Amount; provided that if such quotient exceeds the number of JLW Scotland Adjustment Shares (such excess number of Shares being referred to herein as the "JLW Scotland Share Deficit"), then the JLW England Adjustment Shares, JLW Ireland Adjustment Shares, Asia Region Adjustment Shares and Australasia Region Adjustment Shares shall be reduced by an aggregate number equal to the JLW Scotland Share Deficit, apportioned among them pro rata on the basis of the number of Adjustment Shares originally allocated herein to the JLW England Shareholders, JLW Ireland Shareholders, Asia Region Shareholders and Australasia Region Shareholders (and the related ESOT Sub Trusts); provided, further, that if such reduction or any subsequent reduction reduces to zero the number of Adjustment Shares issuable to the JLW England Shareholders, JLW Ireland Shareholders, Asia Region Shareholders or Australasia Region Shareholders (and the related ESOT Sub Trusts), any remaining JLW Scotland Share Deficit shall be deducted from any Adjustment Shares then remaining issuable to the JLW England Shareholders, JLW Ireland Shareholders, Asia Region Shareholders or Australasia Region Shareholders (and the related ESOT Sub

Trusts) pro rata (on the basis of the Adjustment Shares then remaining issuable to each such group).

                  (h) Subject to Section 1.4(k), if the Final JLW Ireland Closing Net Worth is less than US$1,440,000, as such amount may be adjusted pursuant to Section 1.4(p) below (the "Minimum JLW Ireland Closing Net Worth") (the amount of such deficiency being referred to herein as the "JLW Ireland Adjustment Amount"), then the number of JLW Ireland Adjustment Shares to be delivered to the JLW Ireland Shareholders and the ESOT Trustee on behalf of the JLW Ireland ESOT SubTrust shall be reduced by the number of shares of Parent Common Stock equal to the quotient obtained by dividing the JLW Ireland Adjustment Amount by the Adjustment Shares Conversion Amount; provided that if such quotient exceeds the number of JLW Ireland Adjustment Shares (such excess number of shares being referred to herein as the "JLW Ireland Share Deficit"), then the JLW England Adjustment Shares, JLW Scotland Adjustment Shares, Asia Region Adjustment Shares and Australasia Region Adjustment Shares shall be reduced by an aggregate number equal to the JLW Ireland Share Deficit, apportioned among them pro rata on the basis of the number of Adjustment Shares originally allocated herein to the JLW England Shareholders, JLW Scotland Shareholders, Asia Region Shareholders and Australasia Region Shareholders (and the related ESOT Sub Trusts); provided, further, that if such reduction or any subsequent reduction reduces to zero the number of Adjustment Shares issuable to the JLW England Shareholders, JLW Scotland Shareholders, Asia Region Shareholders or Australasia Region Shareholders (and the related ESOT Sub Trusts), any remaining JLW Ireland Share Deficit shall be deducted from any Adjustment Shares then remaining issuable to the JLW England Shareholders, JLW Scotland Shareholders, Asia Region Shareholders or Australasia Region Shareholders (and the related ESOT Sub Trusts) pro rata (on the basis of Adjustment Shares then remaining issuable to each such group).

                  (i) Subject to Section 1.4(k), if the Final Asia Region Closing Net Worth is less than US$10,624,000, as such amount may be adjusted pursuant to Section 1.4(p) below (the "Minimum Asia Region Closing Net Worth") (the amount of such deficiency being referred to herein as the "Asia Region Adjustment Amount"), then the number of Asia Region Adjustment Shares to be delivered to the Asia Region Shareholders and the ESOT Trustee on behalf of the JLW Asia ESOT Sub Trust shall be reduced by the number of shares of Parent Common Stock equal to the quotient obtained by dividing the Asia Region Adjustment Amount by the Adjustment Shares Conversion Amount; provided that if such quotient exceeds the number of Asia Region Adjustment Shares (such excess number of shares being referred to herein as the "Asia Region Share Deficit"), then the JLW England Adjustment Shares, JLW Scotland

Adjustment Shares, JLW Ireland Adjustment Shares and Australasia Region Adjustment Shares shall be reduced by an aggregate number equal to the Asia Region Share Deficit, apportioned among them pro rata on the basis of the number of Adjustment Shares originally allocated herein to the JLW England Shareholders, JLW Scotland Shareholders, JLW Ireland Shareholders and Australasia Region Shareholders (and the related ESOT Sub Trusts); provided, further, that if such reduction or any subsequent reduction reduces to zero the number of Adjustment Shares issuable to the JLW England Shareholders, JLW Scotland Shareholders, JLW Ireland Shareholders or Australasia Region Shareholders (and the related ESOT Sub Trusts), any remaining Asia Region Share Deficit shall be deducted from any Adjustment Shares then remaining issuable to the JLW England Shareholders, JLW Scotland Shareholders, JLW Ireland Shareholders or Australasia Region Shareholders (and the related ESOT Sub Trusts) pro rata (on the basis of Adjustment Shares then remaining issuable to each such group).

                  (j) [Intentionally Left Blank]

                  (k) After giving effect to the adjustments set forth in Sections 1.4(e)- (i) above, each JLW England Shareholder, JLW Scotland Shareholder and JLW Ireland Shareholder (and the related ESOT Sub Trusts) shall be entitled to receive such Europe/USA Region Shareholder's (or ESOT Sub Trust's) pro rata share of any then remaining JLW England Adjustment Shares, JLW Scotland Adjustment Shares or JLW Ireland Adjustment Shares, respectively. Each such Europe/USA Region Shareholder's (or ESOT Sub Trust's) pro rata share shall be determined on the basis of the ratio which the Initial Consideration Shares issuable to such Europe/USA Region Shareholder pursuant to columns 3(a) and 3(b) of Annex B to the Applicable Joinder Agreement (or, in the case of an ESOT Sub Trust, the number of ESOT Shares deposited in such ESOT Sub Trust pursuant to
Section 6.7 of this Agreement and Section 6.7 of the Other Purchase Agreements) bear to the aggregate number of Initial Consideration Shares issuable to all JLW England Shareholders, JLW Scotland Shareholders or JLW Ireland Shareholders, together with the number of ESOT Shares deposited with the related ESOT Sub Trusts, as applicable. The allocation of the Australasia Region Adjustment Shares and the Asia Region Adjustment Shares remaining issuable after the adjustments set forth in Sections 1.4(e)-(i) above among the Australasia Region Shareholders and Asia Region Shareholders (and the related ESOT Sub Trusts), respectively, shall be determined by the Shareholders' Representatives and included in a written notice (the "Allocation Notice") provided to Parent and the Escrow Agent by the Shareholders' Representatives within 30 days following the Final Closing Statements Delivery Date (the "Allocation Notice Delivery Period"). Notwithstanding anything to the contrary contained herein, in the event that the number of Australasia Region Adjustment Shares,

JLW England Adjustment Shares, JLW Scotland Adjustment Shares, JLW Ireland Adjustment Shares or Asia Region Adjustment Shares issuable respectively to the Australasia Region Shareholders, JLW England Shareholders, JLW Scotland Shareholders, JLW Ireland Shareholders or Asia Region Shareholders (and the related ESOT Sub Trusts) would be required to be reduced pursuant to the adjustments set forth in Sections 1.4(e)-(i) above, the Shareholder's Representatives shall have the option, exercisable during the Allocation Notice Delivery Period, to pay, on behalf of some or all of such Australasia Region Shareholders, JLW England Shareholders, JLW Scotland Shareholders, JLW Ireland Shareholders and/or Asia Region Shareholders (and the related ESOT Sub Trusts), up to an amount in cash in United States dollars equal to the Australasia Region Adjustment Amount, JLW England Adjustment Amount, JLW Scotland Adjustment Amount, JLW Ireland Adjustment Amount or Asia Region Adjustment Amount, as applicable, or to surrender to Parent an equivalent number of Initial Distribution Shares (based on a per share value equal to the Adjustment Shares Conversion Amount), in which case the applicable Adjustment Amount shall be reduced pro tanto. Any such cash payment must be in United States dollars and received by Parent prior to the end of the Allocation Notice Delivery Period. Any such Initial Distribution Shares shall be surrendered to and received by Parent during the Allocation Notice Delivery Period, together with all necessary assignments and stock powers. The Adjustment Amount shall be reduced by an amount equal to any such cash payment and the value of any Initial Distribution Shares so surrendered; provided, that for the purposes of this calculation, each Initial Distribution Share shall be deemed to have a value equal to the Adjustment Shares Conversion Amount. At the end of the Allocation Notice Delivery Period, any Adjustment Shares that have become subject to a reduction pursuant to Sections 1.4(e) - (i) (after giving effect to any payment or surrender of Shares pursuant to this Section 1.4(k)) shall be returned to Parent by the Escrow Agent.

                  (l) If the adjustments set forth in Sections 1.4(e)-(i) above (after giving effect to any payment or surrender of Shares pursuant to Section 1.4(k)) result in a reduction in Adjustment Shares that exceeds the aggregate number of Adjustment Shares (such excess amount being referred to herein as the "Adjustment Shares Deficit"), then in addition to the elimination of the Adjustment Shares (and return of such Adjustment Shares to Parent by the Escrow Agent), (A) each Shareholder and Other Shareholder shall return, or cause to be returned, and (B) the ESOT Trustee shall return, to the Transfer Agent for cancellation certificates representing Initial Distribution Shares received by such Shareholder or Other Shareholder or ESOT Shares received by such ESOT Trustee, as the case may be, as soon as practicable, but in any event no later than five Business Days after notice from Parent following the expiration of the Allocation Notice Delivery Period. The Transfer Agent shall cancel each such certificate and issue to each Shareholder, Other Shareholder or ESOT Trustee (on behalf of the applicable ESOT Sub Trust), as applicable, a new certificate representing such Shareholder's or Other Shareholder's Initial Distribution Shares or ESOT Shares, as the case may be, less such Shareholder's, Other Shareholder's and the ESOT's pro rata share (on the basis of the Initial Consideration Shares issued to all Shareholders and Other Shareholders and ESOT Shares issued to the ESOT) of the Adjustment Shares Deficit (based on a per share value equal to the Adjustment Shares Conversion Amount). In the event that the Initial Distribution Shares held by the Shareholders and the Other Shareholders are not sufficient to satisfy their portion of the Adjustment Shares Deficit, the Shareholders' Representatives shall cause the Forfeiture Shares Escrow Agent under the SCCA or the Escrow Agent with respect to the Forfeiture Shares of the Asia Region Shareholders to return to the Transfer Agent for cancellation the certificate representing the Forfeiture Shares, as soon as practicable, but in any event no later than five Business Days after the expiration of the Allocation Notice Delivery Period. The Transfer Agent shall cancel such certificate and issue to the Forfeiture Shares Escrow Agent or the Escrow Agent, as applicable, a new certificate representing the Forfeiture Shares, less the number of Forfeiture Shares equal to the amount of the Adjustment Shares Deficit that remains unsatisfied based on a per share value equal to the Adjustment Shares Conversion Amount. To assist in effectuating the provisions of this Section 1.4(l), the Shareholders and ESOT Trustee hereby consent to the entry of stop transfer orders with the Transfer Agent against the transfer of any Initial Consideration Shares held by such Shareholders and any ESOT Shares held by such ESOT Trustee that are required to be returned to the Transfer Agent for cancellation pursuant to the terms hereof, which stop transfer orders shall be withdrawn by Parent, in each case, once the applicable Initial Consideration Shares, ESOT Shares or Forfeiture Shares, as applicable, are so returned.

                  (m) Certificates representing the Adjustment Shares that may be deliverable after the adjustments and reallocations, if any, described in this Section 1.4 shall be delivered by Parent to the Shareholders, the Other Shareholders and the ESOT Trustee on behalf of the applicable ESOT Sub Trusts, as appropriate, within 10 Business Days following the end of the Allocation Notice Delivery Period together with any Adjustment Shares Related Property (as defined in Section 4.1 of the Escrow Agreement). If any provision of this
Section 1.4 would require the Escrow Agent to deliver a fraction of a share of Parent Common Stock to a Shareholder, Other Shareholder or ESOT, Parent shall instead purchase such fraction of a share from the Escrow Agent in exchange for a cash amount equal to the Adjustment Shares Conversion Amount multiplied by such fraction, which cash amount shall be paid over by the Escrow Agent to the applicable Shareholder, Other Shareholder or ESOT Sub Trust in lieu of such fraction of a share.

                  (n) [Intentionally Left Blank]

                  (o) In the event that (i) the Final JLW England Closing Net Worth exceeds the Minimum JLW England Closing Net Worth, (ii) the Final JLW Scotland Closing Net Worth exceeds the Minimum JLW Scotland Closing Net Worth,
(iii) the Final JLW Ireland Closing Net Worth exceeds the Minimum JLW Ireland Closing Net Worth, (iv) the Final Asia Region Closing Net Worth exceeds the Minimum Asia Region Closing Net Worth or (v) the Final Australasia Region Closing Net Worth exceeds the Minimum Australasia Region Closing Net Worth, Parent shall pay to the JLW England Shareholders, JLW Scotland Shareholders, JLW Ireland Shareholders, Asia Region Shareholders or Australasia Region Shareholders, as applicable, an amount equal to such excess (unless such excess is otherwise paid or distributed to them), by delivery of cash in the amount of such excess by wire transfer to an account or accounts designated by the Shareholders' Representatives. Such payment will be made within 60 days following the Final Closing Statements Determination Date.

                  (p) In the event that the Integration Commencement takes place later than January 15, 1999: (i) the JLW England Financial Statements shall include both (A) a profit and loss account for the year ending December 31, 1998 and (B) a profit and loss account for the period beginning on January 1, 1999 and ending on the Closing Date (the "JLW England 1999 Income Statement," with such period being sometimes referred to herein as the "1999 Stub Period"), (ii) the JLW Scotland Financial Statements shall include both (A) a profit and loss account for the year ending December 31, 1998 and (B) a profit and loss account for the 1999 Stub Period (the "JLW Scotland 1999 Income Statement"), (iii) the JLW Ireland Financial Statements shall include both (A) a profit and loss account for the year ending December 31, 1998 and (B) a profit and loss account for the 1999 Stub period (the "JLW Ireland 1999 Income Statement"), (iv) the Asia Region Financial Statements shall include both (A) a profit and loss account for the year ending December 31, 1998 and (B) a profit and loss account for the 1999 Stub Period (the "Asia Region 1999 Income Statement") and (v) the Australasia Region Financial Statements shall include both (A) a profit and loss account for the year ending December 31, 1998 and (B) a profit and loss account for 1999 Stub Period (the "Australasia Region 1999 Income Statement" and, together with the JLW England 1999 Income Statement, the JLW Scotland 1999 Income Statement, the JLW Ireland 1999 Income Statement and the Asia Region 1999 Income Statement, the "1999 Income Statements"). The 1999 Income Statements shall be prepared in accordance with the Agreed Generally Accepted Accounting Principles, provided that compensation expense in respect of the persons described in Exhibit 2 hereto shall be determined on a pro forma basis in accordance with such Exhibit 2 and the associated pro forma tax benefit or tax charge shall also be computed in accordance with such Exhibit 2. Based on the 1999 Income Statements included in the Final Closing Statements: (i) the Minimum JLW England Closing Net Worth shall be increased by any pro forma profit on ordinary activities after taxation, or decreased by any pro forma loss on ordinary activities after taxation, for the 1999 Stub Period as shown on such JLW England 1999 Income Statement, (ii) the Minimum JLW Scotland Closing Net Worth shall be increased by any pro forma profit on ordinary activities after taxation, or decreased by any pro forma loss on ordinary activities after taxation, for the 1999 Stub Period as shown on such JLW Scotland 1999 Income Statement, (iii) the Minimum JLW Ireland Closing Net Worth shall be increased by any pro forma profit on ordinary activities after taxation, or decreased by any pro forma loss on ordinary activities after taxation, for the 1999 Stub Period as shown on such JLW Ireland 1999 Income Statement, (iv) the Minimum Asia Region Closing Net Worth shall be increased by any pro forma profit on ordinary activities after taxation, or decreased by any pro forma loss on ordinary activities after taxation, for the 1999 Stub Period as shown on such Asia Region 1999 Income Statement and (v) the Minimum Australasia Region Closing Net Worth shall be increased by any pro forma profit on ordinary activities after taxation, or decreased by any pro forma loss on ordinary activities after taxation, for the 1999 Stub Period as shown on such Australasia Region 1999 Income Statement.

         Section 1.5 Closing. (a) Upon the terms and subject to the conditions set forth herein, the purchase and sale of the Shares pursuant to this Agreement (the "Closing") shall take place at the offices of Skadden, Arps, Slate, Meagher & Flom LLP in London, England, at 9:00 A.M., local time, on the Closing Date.

                  (b) The Integration, the Closing under this Agreement and the closing of the transactions contemplated by the Other Purchase Agreements shall, upon the terms and subject to the conditions set forth in the Integration Agreements, this Agreement and the Other Purchase Agreements, be consummated, if at all, in the following order and shall, for purposes of this Agreement, be deemed effective as of the Closing Date:

                           (i) On the third Business Day following the date on which all of the conditions set forth in Articles VII, VIII and IX hereof and in Articles VII, VIII and IX of each of the Other Purchase Agreements (other than the conditions specified in Sections 7.5 and 7.6 hereof and thereof and other than the conditions that by their terms relate to the Closing Date) have been satisfied or waived, or such other time as Parent and the Sellers' Representatives may mutually agree upon in writing (such date being sometimes referred to herein as the "Integration Commencement Date"), the JLW Parties, the Shareholders and the Related JLW Owners will take (or cause to be taken) the actions contemplated to be taken under the terms of the Integration Plan and the Integration Agreements, in the order provided therein and on a basis such that (except as to any Post-Closing Integration Actions) the Integration will be completed (the "Integration Completion") no later than the third Business Day following the Integration Commencement Date or as soon thereafter as practicable, but in no event later than five Business Days after the Integration Commencement Date (the date of such completion being sometimes referred to herein as the "Integration Completion Date"); provided that prior to the commencement of the Integration, Parent shall have delivered to the Sellers' Representatives a certificate of acknowledgment that the conditions precedent to the commencement of the Integration described above have been so satisfied or waived; and

                           (ii) On the later to occur of (A) the Business Day next following the receipt of the Call Notice or the Put Notice (as such terms are defined in the Europe/USA Region Agreement) under the Europe/USA Region Agreement, as the case may be, and (B) the date on which the conditions to the obligations of the parties under this Agreement which relate to the Closing Date (other than Section 7.5 hereof) and under both the Asia Region Agreement and the Europe/USA Region Agreement which relate to the Closing Date (as such term is defined in the Asia Region Agreement and the Europe/USA Region Agreement), (other than Section 7.5 thereof) shall have been satisfied or waived, or such other time as Parent and the Sellers' Representatives may mutually agree upon in writing, the closing of the transactions contemplated by this Agreement, the Asia Region Agreement and the Europe/USA Agreement shall be consummated (the date of such consummation being sometimes referred to herein as the "Closing Date").

         Section 1.6 Deliveries by the Sellers and Shareholders. At the Closing, the Sellers' Representatives, on behalf of the Sellers, or the Sellers shall deliver, or cause to be delivered, to the applicable Buyers the following:

                  (a) share certificates representing all of the Shares, with duly executed share transfer forms in the form of Annex G hereto, and otherwise in a form reasonably acceptable to the applicable Buyers for registration on the share register of the relevant Companies;

                  (b) all such other documents (including any necessary waivers or consents) as may be required to enable US Acquisition Sub or Australia Acquisition Sub, as applicable, to be registered as the holder of the Shares, including a power of attorney duly executed by each Seller in the form of Annex H hereto;

                  (c) the Common Seal (if applicable), Share Register and Share Certificate Books (or similar instruments), with any unissued share certificates, all minute books and other statutory books (which shall be written-up to but not including the Closing) of each Company;

                  (d) the original Certificate of Incorporation (or similar organizational document) of each Company and Company Subsidiary certified as of a date within 30 days of the Closing Date by the Australian Securities and Investment Commission ("ASIC") or other similar Authority, as the case may be;

                  (e) executed counterparts of any Consents obtained pursuant to
Section 5.3 hereof and not previously delivered to Buyers pursuant to such Section;

                  (f)      the certificates referred to in clause (ii) of
Section 8.4 hereof;

                  (g) the opinions of counsel referred to in Section 8.5 hereof; and

                  (h) all other previously undelivered documents, instruments or writings required to be delivered by any JLW Party to Buyers at or prior to the Closing, pursuant to this Agreement or any other Operative Agreement.

         Section 1.7 Deliveries by the Buyers. (a) At the Closing, the Buyers shall (and Parent shall cause Buyers to) deliver, or cause to be delivered (and Parent shall cause Buyers to cause to be delivered), to the Shareholders' Representatives, on behalf of the Sellers and the Shareholders the following:

                           (i) Convertible Notes issued by US Acquisition Sub or Australia Acquisition Sub, as applicable, in the names of each Shareholder as specified in column 1 of Annex B to the Applicable Joinder Agreements and in the respective principal amounts set forth in column 3 of Annex B to the Applicable Joinder Agreements;

                           (ii) a Convertible Note issued by Australia
         Acquisition Sub in the name of JLW Australia Parent as specified in Annex E;

                           (iii) the portion of the Cash Consideration payable to each Seller in the respective amount calculated in accordance with the formula set forth opposite each such Seller's name in column 4(a) of Annex E hereto, by wire transfer to the account designated by such Seller at least three Business Days prior to the Closing Date;

                           (iv) the SCCA Expenses Reserve in United States dollars by wire transfer to an account designated by the Shareholders' Representatives at least three Business Days prior to the Closing Date;

                           (v) the executive officer certificate referred to in clause (ii) of Section 9.3 hereof;

                           (vi) the opinions of counsel referred to in Section
         9.4 hereof;

                           (vii) executed counterparts of any Consents obtained pursuant to Section 6.3 hereof and not previously delivered to the Sellers' Representatives pursuant to such Section;

                           (viii) a copy of the Articles of Amendment and Restatement of Parent adopted pursuant to Section 1.9(a)(i)(A), in the form attached hereto as Annex I, as certified by the Secretary of State of Maryland, and a copy of the Amended Parent By-laws adopted pursuant to Section 1.9(a)(ii), as certified by the Secretary of Parent together with evidence reasonably satisfactory to the Sellers' Representatives showing that the JLW Directors shall have been elected to the Board (and that the only other directors on the Board shall be the Parent Directors), effective immediately following the Closing, and that Chris Peacock and Mike Smith shall have been elected by the Board to the offices of President, Deputy Chief Executive Officer and Chief Operating Officer of Parent, and Deputy Chairman of the Board of Parent, respectively, effective immediately following the Closing; and

                           (ix) all other previously undelivered documents, instruments or writings required to be delivered by the Buyers to the Sellers or the Shareholders' Representatives at or prior to the Closing, pursuant to this Agreement or any other Operative Agreement.

                  (b) Upon the conversion of the Convertible Notes, the appropriate Buyers shall deliver or cause to be delivered (and Parent shall cause such Buyers to deliver or cause to be delivered) to the Shareholders' Representatives, the Initial Distribution Shares in the names specified in column 1 of Annex B to the Applicable Joinder Agreements and in the denominations set forth in column 3(a) of Annex B to the Applicable Joinder Agreements.

                  (c) Upon the conversion of the Convertible Notes, the appropriate Buyers shall deliver or cause to be delivered (and Parent shall cause such Buyers to deliver or cause to be delivered) to the Escrow Agent, the following:

                           (i) a certificate issued in the name of the Escrow Agent or its nominee representing the Adjustment Shares; and

                           (ii) a certificate issued in the name of the Escrow Agent or its nominee representing the Escrow Shares.

                  (d) Upon the conversion of the Convertible Notes, the appropriate Buyers shall deliver or cause to be delivered (and Parent shall cause such Buyers to deliver or cause to be delivered) to the Forfeiture Shares Escrow Agent, a certificate issued in the name of the Forfeiture Shares Escrow Agent or its nominee representing the Forfeiture Shares.

         Section 1.8 Representatives. (a) The parties acknowledge and agree that prior to the Shareholder Determination Date, the Sellers, the Shareholders, the Other Shareholders, the Related JLW Owners and the ESOT Trustee (on behalf of the ESOT) will execute a Sellers' Contribution and Coordination Agreement (the "SCCA") relating to, among other things, the selection, replacement, rights and obligations of the Sellers' Representatives and the Shareholders' Representatives, which SCCA shall be in a form reasonably acceptable to Parent. The SCCA as executed shall not be amended without the consent of Parent, which consent will not be unreasonably withheld or delayed.

                  (b) Each Shareholder, Related JLW Owner and JLW Party agrees that:

                           (i) Parent shall be able to rely conclusively on the instructions or actions of (A) the Sellers' Representatives, or any of them, as to any instructions or actions required or permitted to be taken by the Sellers'

         Representatives hereunder or under any other Operative Agreement or the SCCA when executed, which instructions or actions shall be binding on each such Shareholder, Related JLW Owner and JLW Party (the "Closing Authorized Actions"), and (B) the Shareholders' Representatives as to the settlement of any claims of indemnification against the Escrow Fund (as defined in the Escrow Agreement) by any Indemnified Persons pursuant to the Escrow Agreement, the resolution of any dispute regarding Adjustment Shares under Section 1.4 or any other actions expressly required or permitted to be taken by the Shareholders' Representatives hereunder or under the SCCA or any of the Operative Agreements (the "Other Authorized Actions" and, together with the Closing Authorized Actions, the "Authorized Actions"). No party hereunder or the Escrow Agent shall have any cause of action against Parent or any other Indemnified Person to the extent Parent or any other such Indemnified Person has relied upon such instructions or actions of the Sellers' Representatives or the Shareholders' Representatives.

                           (ii)  [Intentionally Left Blank]

                           (iii) The provisions of this Section 1.8 are independent and severable, are irrevocable and coupled with an interest and shall be enforceable notwithstanding any rights or remedies that any Seller, Shareholder, Other Shareholder or any Related JLW Owner or ESOT Trustee may have against the Sellers' Representatives or the Shareholders' Representatives for any breach of the SCCA.

                           (iv) Remedies available at law for any breach of the provisions of this Section 1.8 are inadequate. Therefore, the Buyers shall be entitled to temporary and permanent injunctive relief without the necessity of proving damages if the Buyers brings an action to enforce the provisions of this Section 1.8.

                           (v) The provisions of this Section 1.8 shall be binding upon the executors, heirs, legal representatives, personal representatives, successor trustees, and successors of each Seller, Shareholder, Other Shareholder, Related JLW Owner and ESOT Trustee, and any references in this Agreement to a Seller or Sellers, a Shareholder or the Shareholders or a Related JLW Owner or the Related JLW Owners shall mean and include the successors to the Seller's or Sellers', the Shareholder's or Shareholders' or the Related JLW Owner's or

         Related JLW Owners' rights hereunder, whether pursuant to testamentary disposition, the laws of descent and distribution or otherwise.

                  (c) In performing their functions and duties under this
Section 1.8, the Sellers' Representatives and Shareholders' Representatives shall act solely as agents of the Sellers, the Shareholders, the Other Shareholders, the Related JLW Owners and the ESOT and do not assume and shall not be deemed to have assumed any obligation or relationship of agency, trustee or fiduciary with or for the Buyers, the Companies or any of their respective Subsidiaries. The Sellers' Representatives and Shareholders' Representatives shall have no liability to the Buyers, the Companies or any of their respective Subsidiaries hereunder in their capacity as such.

                  (d) The Sellers hereby agree that a portion of the Cash Consideration that would have otherwise been payable to such Sellers pursuant to clause (a) of Section 1.1 of this Agreement, calculated in accordance with the formula set forth in column 4(a) of Annex E hereto, and all of the Cash Consideration that would have been otherwise payable to the Other Shareholders pursuant to Section 1.2 of the Other Purchase Agreements (the "SCCA Expenses Reserve") shall instead be retained by the Shareholders' Representatives to be held and disbursed as provided in the SCCA. Such SCCA Expenses Reserve shall be apportioned among the Sellers and such Other Shareholders pro rata based on the aggregate amount of the Consideration Shares and the Cash Consideration originally allocated to each of them. The Sellers hereby authorize Parent to deliver to the Shareholders' Representatives the SCCA Expenses Reserve in lieu of paying such portion of the Cash Consideration to the Sellers.

         Section 1.9 Corporate Governance Matters. (a) As of the Closing, (i) Parent shall use all reasonable efforts to cause (A) the Articles of Amendment and Restatement of Parent attached hereto as Annex I to become effective, (B) the Articles of Incorporation of LaSalle Advisors Capital Management, Inc. ("LACM") to be amended to change its name to "LaSalle Investment Management, Inc." and (C) the number of shares of Parent Common Stock reserved for issuance under Parent's 1997 Stock Award and Incentive Plan, as amended, to be increased to 4,160,000; and (ii) Parent shall cause the Amended and Restated Bylaws of Parent to be amended and restated to read in their entirety as set forth in Annex K hereto (the "Amended Parent Bylaws").

                  (b) The number of directors comprising the full board of directors of Parent (the "Board") as of the Closing and until the earlier of (i) the first Business Day following the fifth annual meeting of the stockholders of Parent following the Closing and (ii) June 1, 2003 (the "Transition Period") shall be fourteen; provided that the number of directors comprising the Board may at any time be increased to fifteen by a resolution approved by the Parent Nominating Committee and the JLW Nominating Committee (each as defined below) and by a majority of the entire Board of Directors. As of the Closing, seven of such directors shall have been designated by Parent (the "Parent Directors") and seven of such directors shall have been designated by the Sellers' Representatives (the "JLW Directors"). The Parent Directors shall include four executive officers of Parent ("Parent Employee Directors," which term shall also be deemed to refer to any replacement for a Parent Employee Director elected in accordance with the applicable provisions of Article X of the Amended Parent Bylaws) and three Independent Directors (the "Parent Independent Directors," which term shall also be deemed to refer to any replacement for a Parent Independent Director elected in accordance with the applicable provisions of Article X of the Amended Parent Bylaws, who shall be an Independent Director) and the JLW Directors shall include four executive officers of the JLW Businesses ("JLW Employee Directors," which term shall also be deemed to refer to any replacement for a JLW Employee Director elected in accordance with the applicable provisions of Article X of the Amended Parent Bylaws) and three Independent Directors (the "JLW Independent Directors" which term shall also be deemed to refer to any replacement for a JLW Independent Director elected in accordance with the applicable provisions of
Article X of the Amended Parent Bylaws, who shall be an Independent Director), at least one of which JLW Independent Directors shall have his or her primary place of business and residence outside of the United Kingdom. The initial Parent Employee Directors will be Stuart L. Scott, M.G. Rose, Robert C. Spoerri and Daniel W. Cummings and the initial Parent Independent Directors will be Darryl Hartley-Leonard, Thomas C. Theobald and John R. Walter. The initial JLW Directors will be selected by the Sellers' Representatives no later than 45 days following the date of this Agreement and shall be subject to the approval of Parent, which approval shall not be unreasonably withheld or delayed. If, prior to the Closing, any Parent Director or JLW Director shall decline or be unable to serve, Parent or the Sellers' Representatives, as the case may be, shall designate another individual to serve in such director's place, subject to the requirement that at least three of the Parent Directors and three of the JLW Directors shall be Independent Directors and subject to the approval of the Sellers' Representatives (in the case of the Parent Directors) or Parent (in the case of the JLW Directors), as applicable, which approval shall not be unreasonably withheld or delayed. Parent shall cause the individuals designated by the Sellers' Representatives as the initial JLW Directors to be appointed as directors of Parent immediately following the Closing.

                  (c) The initial designation of the JLW Directors among the three classes of directors comprising the Board shall be agreed among Parent and the Sellers'

Representatives, provided that the Parent Directors and the JLW Directors shall be divided as equally as is feasible among such classes. During the Transition Period, each standing committee of the Board shall be constituted of an equal number of (i) Parent Directors, who shall be selected by the Parent Nominating Committee, and (ii) JLW Directors, who shall be selected by the JLW Nominating Committee. Notwithstanding the foregoing, at any time when a Fifteenth Director (as defined below) is in office, the Parent Nominating Committee and the JLW Nominating Committee may, acting as a single committee, appoint the Fifteenth Director as an additional member of any committee of the Board, which appointment must be approved by a majority of the members of the Parent Nominating Committee and a majority of the members of the JLW Nominating Committee.

                  (d) During the Transition Period, the Parent Employee Directors in office from time to time, together with two or more Parent Independent Directors selected by such Parent Employee Directors, shall constitute a committee of the Board (the "Parent Nominating Committee") with the powers and duties delegated to such committee in Article X of the Amended Parent Bylaws, and the JLW Employee Directors in office from time to time, together with two or more JLW Independent Directors selected by such JLW Employee Directors, shall constitute a committee of the Board (the "JLW Nominating Committee") with the powers and duties delegated to such committee in Article X of the Amended Parent Bylaws. Except as otherwise set forth in such Article X, the Parent Nominating Committee and the JLW Nominating Committee (collectively, the "Nominating Committees") will exercise all power and authority of the Board with respect to the designation of persons as the nominees of the Board for election to, or designating persons to fill vacancies on, the Board. Notwithstanding any other provision hereof to the Company of the Amended Parent Bylaws, (i) it shall be a qualification for any director elected by the Board to replace any JLW Director (whose term is expiring or has expired or who shall have been removed or become disqualified or who shall have resigned, retired, died or otherwise shall fail to continue to serve as a director of Parent) that such replacement director shall have been nominated by the JLW Nominating Committee, and (ii) it shall be a qualification for any director elected by the Board to replace any Parent Director (whose term is expiring or has expired or who shall have been removed or become disqualified or who shall have resigned, retired, died or otherwise shall fail to continue to serve as a director of Parent) that such replacement director shall have been nominated by the Parent Nominating Committee.

                  (e) During the Transition Period, prior to each meeting of the stockholders at which the term of office of any Parent Director is expiring or at which any replacement for a Parent Director is to be elected, the Parent Nominating Committee may designate a nominee for election to such position (which designee must be reasonably acceptable to the JLW Nominating Committee), and prior to each meeting of the stockholders at which the term of office of any JLW Director is expiring or at which any replacement for a JLW Director is to be elected, the JLW Nominating Committee may designate a nominee for election to such position (which designee must be reasonably acceptable to the Parent Nominating Committee); provided that at least three Parent Directors and at least three JLW Directors shall at all times be Independent Directors; provided, further, that at least one JLW Independent Director shall at all times have his primary place of business and residence outside of the United Kingdom.

                  (f) During the Transition Period, if any Parent Director is removed from the Board, becomes disqualified, resigns, retires, dies or otherwise cannot continue to serve as a member of the Board, the Parent Nominating Committee shall have the exclusive power to designate a person to fill such vacancy, and if any JLW Director is removed from the Board, becomes disqualified, resigns, retires, dies or otherwise cannot continue to serve as a member of the Board, the JLW Nominating Committee shall have the exclusive power to designate a person to fill such vacancy, in each case, subject to the approval of a majority of directors then remaining in office; provided that at least three Parent Directors and three JLW Directors shall at all times be Independent Directors; provided, further, that one JLW Independent Director shall at all times have his primary place of business and residence outside of the United Kingdom.

                  (g) During the Transition Period, in the event that the number of members constituting the Board is increased to fifteen in accordance with
Section 1.9(b) hereof, the Parent Nominating Committee and the JLW Nominating Committee, acting as a single committee, shall elect an Independent Director to fill such vacancy (the "Fifteenth Director"), which Independent Director must be approved by a majority of the members of the Parent Nominating Committee, a majority of the members of the JLW Nominating Committee and a majority of the entire Board. Prior to any meeting of the stockholders at which the term of office of such Fifteenth Director is expiring or at which a replacement for such director is to be elected, the Parent Nominating Committee and the JLW Nominating Committee, acting as a single committee, shall designate a nominee for such position, which Independent Director must be approved by a majority of the members of the Parent Nominating Committee and a majority of the members of the JLW Nominating Committee, and at such meeting of stockholders the nominations shall not be closed or the vote taken until such nominee shall have been nominated. During the Transition Period, neither the Board nor any committee thereof shall nominate (or cause there to be nominated) any person to replace such Fifteenth

Director who has not been so designated by the Nominating Committees. In the event that such Fifteenth Director is removed from the Board, becomes disqualified, resigns, retires, dies or otherwise cannot continue to serve as a member of the Board, the Parent Nominating Committee and the JLW Nominating Committee, acting as a single committee, shall have exclusive power on behalf of the Board to designate a person to fill such vacancy and shall jointly, acting as a single committee, designate an Independent Director to serve in such position, which Independent Director must be approved by a majority of the members of the Parent Nominating Committee, a majority of the members of the JLW Nominating Committee and a majority of directors then remaining in office.

                  (h) Stuart L. Scott shall hold the position of Chairman of the Board and Chief Executive Officer of Parent for a period of at least two years following the Closing, or until his earlier removal, disqualification, resignation, retirement, death or incapacity. Christopher Peacock shall hold the position of President, Deputy Chief Executive Officer and Chief Operating Officer of Parent for a period of at least two years following the Closing, or until his earlier removal, disqualification, resignation, retirement, death or incapacity. If at any time following the Closing, the position of Chairman of the Board and Chief Executive Officer of Parent or President, Deputy Chief Executive Officer and Chief Operating Officer of Parent becomes vacant, such vacancy shall be filled by a majority vote of the entire Board of Directors; provided that during the two-year period immediately following the Closing, the Chairman of the Board and Chief Executive Officer of Parent and President, Deputy Chief Executive Officer and Chief Operating Officer of Parent shall be selected from the officers or employees of Parent immediately prior to the Closing ("Parent Employees") and the partners, officers or employees of the JLW Businesses immediately prior to the Closing ("JLW Employees"); provided, further, that during such period, (i) if the office of the Chairman and Chief Executive Officer of Parent is held by a Parent Employee, then the office of President, Deputy Chief Executive Officer and Chief Operating Officer of Parent shall be held by a JLW Employee and (ii) if the office of Chairman of the Board and Chief Executive Officer of Parent is held by a JLW Employee, then the office of President, Deputy Chief Executive Officer and Chief Operating Officer of Parent shall be held by a Parent Employee. The Chairman of the Board and Chief Executive Officer, the President, Deputy Chief Executive Officer and Chief Operating Officer of Parent may only be removed from office by a majority vote of the entire Board of Directors; provided that neither Mr. Scott nor Mr. Peacock may be removed from such respective positions, with or without cause, prior to the second anniversary of the Closing, unless such removal is approved by at least two-thirds of the entire Board.

                  (i) During the Transition Period, the affirmative vote of at least 75% of the entire Board of Directors shall be required to alter or amend, or adopt any provision inconsistent with, or repeal, in whole or in part,
Article III, Article IV or Article X of the Amended Parent Bylaws.

                  (j) As used in this Section 1.9, "entire Board" means the total number of directors Parent would have if there were no vacancies.

         Section 1.10 Integration. (a) In order to accomplish and effect the Integration, each of the JLW Parties, the Shareholders and the Related JLW Owners will take (or cause to be taken) the actions contemplated to be taken by such Persons under the terms of the Integration Plan and the Integration Agreements, subject to satisfaction or waiver of the conditions set forth therein, in the order provided therein and on a basis such that (except as otherwise set forth below) the Integration Completion will occur no later than the third Business Day or as soon thereafter as is practicable following the Integration Commencement Date but in no event later than five Business Days thereafter; provided that any action identified in the Integration Plan and the Integration Agreements as being a "post-closing action" (the "Post-Closing Integration Actions") may be postponed until after the Closing Date; provided, further, that the Sellers, the Shareholders and the Related JLW Owners shall have no responsibility after the Closing Date with respect to the performance of any Post-Closing Integration Actions contemplated to be taken by any Company or Company Subsidiary under the Integration Plan and the Integration Agreements.

                  (b) Certain of the Sellers, the Companies and the Shareholders are entering into an Escrow Agreement in the form attached to Annex B hereto (the "Integration Escrow Agreement"), pursuant to which certain agreements, instruments and other documents described in the Integration Plan have been or will be deposited with the Escrow Agents described therein for the purpose of facilitating the implementation of the Integration Plan.


                                   ARTICLE II

                       MATTERS RELATING TO THE SHAREHOLDER
                       -----------------------------------
                       TRANSACTION DOCUMENTS; REALLOCATION
                       -----------------------------------

         Section 2.1 Signing Procedures. (a) The signing procedures set forth in this Section 2.1 shall not commence until the satisfaction of any applicable regulatory requirements. Parent shall promptly complete the preparation of such Offering Memorandum and in doing so shall consult with the Shareholders' Representatives, the JLW Sellers, the Companies and the financial advisers and counsel to the JLW Sellers in connection therewith, and shall permit them to participate in the preparation of such Offering Memorandum. As soon as reasonably practicable after the satisfaction of the last such regulatory requirement, with respect to each Person listed as a "Shareholder" on the Preliminary Master Shareholder List and to each person listed as a "Shareholder" on the Preliminary Master Shareholder List attached to each of the Other Purchase Agreements (each a "Designated JLW Shareholder" and, collectively, the "Designated JLW Shareholders"), (i) the applicable JLW Sellers will distribute, or cause to be distributed, to such Designated JLW Shareholder (A) a letter from one or more of the Management Shareholders on behalf of the International Board of the JLW Businesses (and in each case in his or their respective capacities as members of such International Board), substantially in the form approved by Parent, which letter shall include the approval and recommendation of such International Board in favor of this Agreement and the Other Purchase Agreements and the transactions contemplated hereby and thereby, including but not limited to the sale of Shares, (B) execution copies of the Integration Agreements (if any) to which such Designated JLW Shareholder is contemplated to be a party pursuant to the Integration Plan (the "Applicable Integration Agreements"), (C) an execution copy of a form of employment contract to be entered into by such Designated JLW Shareholder or Related JLW Owner and a Company or Company Subsidiary, in a form previously provided to Parent, and (D) an execution copy of the convertible note purchase and loan agreement, in a form reasonably satisfactory to Parent; and (ii) Parent will distribute, or cause to be distributed, to such Designated JLW Shareholder
(A) a copy of the Offering Memorandum, (B) an execution copy of each of the Applicable Joinder Agreement, the Stockholder Agreement and the Escrow Agreement (the agreements referenced in clauses (i)(B), (i)(C), (i)(D) and (ii)(B) above are collectively referred to herein as the "Shareholder Transaction Documents"), and (C) a letter (the "Instruction Letter") setting forth instructions for returning to Parent the agreements referenced in clause (ii)(B) above as executed by such Designated JLW Shareholder, and Related JLW Owner, if applicable, which letter shall provide that if such Designated JLW Shareholder desires to enter into such agreements, then such agreements must be signed by such Designated JLW Shareholder (and, if the Person named as the "Shareholder" in such agreements is not a natural person, the Related JLW Owner), and received by Parent by the 21st day or such later date approved by Parent (the "Final Return Date") after the date upon which the Shareholder Transaction Documents are first distributed to the Designated JLW Shareholders (the "Commencement Date"). The Instruction Letter shall also indicate the method for a Shareholder to revoke such Shareholder's acceptance prior to the Final Return Date. If requested by Parent, the signature of each Shareholder shall be guaranteed or witnessed in accordance with local practice or custom in the jurisdiction in which such signature is given; provided that such practice or custom must be reasonably satisfactory to Parent. Promptly following the Final Return Date, Parent shall sign each of the Shareholder Transaction Documents properly completed, executed and returned to Parent, and shall promptly return fully executed originals thereof to the applicable Shareholders, together with copies thereof to the Shareholders' Representatives.

                  (b) On or prior to the date (the "Commitment Date") falling 35 days (or such later date as Parent and the Shareholders' Representatives may mutually agree upon in writing) after the Commencement Date, the Shareholders' Representatives shall prepare and, subject to paragraph (c) of this Section 2.1, deliver to Parent the Final Master Shareholder List. Parent shall provide to the Shareholders' Representatives, in the course of each day during the period between the Commencement Date and the Commitment Date, a list of each Designated JLW Shareholder who has, by midday on the previous day and pursuant to and in accordance with the instructions provided in the Instruction Letter, executed and delivered to Parent the documents referred to therein.

                  (c) If the Final Master Shareholder List delivered to Parent is identical to the Preliminary Master Shareholder List, then Parent shall be required to accept such Final Master Shareholder List. If the Final Master Shareholder List does not include the name of each Designated JLW Shareholder, the Shareholders' Representatives shall not be obligated to deliver the Final Master Shareholder List. If the Final Master Shareholder List does not include the name of each Designated JLW Shareholder, Parent shall have the right to reject such list by written notice thereof delivered to the Shareholders' Representatives. Notwithstanding any such rejection by Parent of a Final Master Shareholder List, during the period between the Commencement Date and the Commitment Date, the Shareholders' Representatives shall be entitled to deliver a revised Final Master Shareholder List, subject to Parent's right to reject such Final Master Shareholder List in accordance with the third sentence of this
Section 2.1(c). Parent shall acknowledge any acceptance by Parent of a Final Master Shareholder List by delivering written notice of such acceptance promptly to the Shareholders' Representatives. The parties acknowledge and agree that the acceptance by Parent of a Final Master Shareholder List which does not include the name of each Designated JLW Shareholder shall not constitute a waiver by Parent of any inaccuracy or breach of any representation or warranty contained herein or in any Joinder Agreement or any rights of the Indemnified Persons under the Escrow Agreement.

         Section 2.2 Permitted Reallocation of Consideration and Shares. In the event that any Designated JLW Shareholders are not included on the Final Master Shareholder List (collectively, the "Non-Participating Designated JLW Shareholders"), the Consideration Shares and Cash Consideration, if any, that were allocated to such NonParticipating Designated JLW Shareholders on the Preliminary Master Shareholder List or the Preliminary Master Shareholder Lists attached to the Other Purchase Agreements, as the case may be, shall be reallocated, as follows: Consideration Shares and Cash Consideration allocated to a Non-Participating Designated JLW Shareholder that would have been a (i) JLW England Shareholder, (ii) JLW Scotland Shareholder, (iii) JLW Ireland Shareholder, (iv) Asia Region Shareholder or (v) Australasia Region Shareholder, shall be reallocated among the other JLW England Shareholders, JLW Scotland Shareholders, JLW Ireland Shareholders, Asia Region Shareholders or Australasia Region Shareholders, as the case may be, pro rata among such JLW England Shareholders, JLW Scotland Shareholders, JLW Ireland Shareholders, Asia Region Shareholders or Australasia Region Shareholders, as the case may be (on the basis of the Initial Consideration Shares issued to such Shareholders). As soon as practicable following the Shareholder Determination Date, the Shareholders' Representatives, with the cooperation of Parent, shall deliver, or cause to be delivered, to each Shareholder and Other Shareholder a definitive Annex B to the Applicable Joinder Agreement and Other Joinder Agreement, as applicable, reflecting such reallocation. Any reallocation pursuant to this Section 2.2 shall be reflected in an equivalent reallocation pursuant to the Integration Agreement (if any) pursuant to which the relevant Shareholder receives his or her Shares.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------
                        OF THE SELLERS, THE COMPANIES AND
                        ---------------------------------
                           THE MANAGEMENT SHAREHOLDERS
                           ---------------------------

         The Sellers, jointly and severally, the Companies, jointly and severally, and the Management Shareholders, severally and not jointly, make the representations and warranties set forth below to the Buyers (the parties hereto agree that (i) the representations and warranties of each Management Shareholder set forth in this Article III shall be expressly limited to such Management Shareholder's Knowledge, and that, except to the extent provided in Section 11.2 hereof, no Management Shareholder shall have any liability with respect to any such representation and warranty unless and until the Closing occurs, and (ii) the representations and warranties of the Companies contained herein shall not give rise to as any right to indemnification against such Companies and shall only be made to the extent that it is lawful for the Companies to make such representations and warranties).

         Section 3.1 Shares; Claims to Assets. (a) As of the date of this Agreement (assuming that the Designated JLW Shareholders execute and deliver the Shareholder Transaction Documents), the only Persons entitled to receive any of the Convertible Notes, Consideration Shares or the Cash Consideration upon completion of the transactions contemplated hereby and by the other Operative Agreements will be the Designated JLW Shareholders and, in respect of the Cash Consideration, the Sellers. Upon completion of the Integration, the Shares will comprise in the aggregate the whole of the issued and outstanding share capital of the Companies. Upon completion of the Integration, no Person, other than JLW Australia Parent, the Shareholders and their Related JLW Owners, if applicable, and then only to the extent provided in Annex B to the Applicable Joinder Agreements or as specifically provided for herein or in the other Operative Agreements, will have any right or claim to any of the Convertible Notes, Consideration Shares or Cash Consideration or (other than as expressly provided in this Agreement) other payment or consideration (with respect to an ownership, partnership, trust or similar interest, right of participation or otherwise) from any of the Companies or Company Subsidiaries as a result of or in connection with the consummation of the transactions contemplated by this Agreement, the Other Purchase Agreements and the Operative Agreements.

                  (b) Except as set forth in Section 3.1 of the Company Disclosure Schedule, no current or former shareholder, director, officer or employee of any Seller, Company or Company Subsidiary owns or has any rights in or to any of the specific assets, properties or rights (other than cash permitted to be distributed or paid in accordance with this Agreement or Annex B to an Applicable Joinder Agreement) of or used by any Company or Company Subsidiary in the ordinary course of its business.

         Section 3.2 Corporate Organization. JLW Australia Parent is duly incorporated and validly existing under the laws of the Australian Capital Territory; Benbridge (AUS) is duly incorporated and validly existing under the laws of New South Wales; JLW (NZ) Holdings Parent is duly incorporated and validly existing under the laws of New South Wales; Benbridge (NZ) is duly incorporated and validly existing under the laws of New Zealand; and each Company is duly organized or incorporated and validly existing under the laws of its jurisdiction of incorporation or formation. Each Company (i) has all requisite corporate power and authority to carry on its business as currently conducted and to own the properties and assets currently owned by it and (ii) is duly qualified or licensed to do business as a foreign Person (and, if applicable, in good standing) in all the jurisdictions in which such qualification or licensing is required, except jurisdictions in which the failure to be so qualified or licensed (and, if applicable, in good standing) would not be reasonably expected to have a Company Material Adverse Effect. True and complete copies of the certificate of incorporation and bylaws or memorandum and articles of association (or similar organizational documents), as applicable, and any other documents required to be annexed thereto, of each Company, as presently in effect, are attached to Section 3.2 of the Company Disclosure Schedule.

         Section 3.3 Capitalization of the Companies. (a) The capital stock of
(i) JLW (NZ) Holdings consists of 3,000 ordinary shares par value NZ$1 per share of which 3,000 are issued and outstanding; (ii) Transact NZ consists of 10,000 ordinary shares par value NZ$1 per share of which 10,000 are issued and outstanding; (iii) Transact NSW consists of 1 Class A share issued at AUS$1;
(iv) Transact VIC consists 100 Class A shares and 100 Class B shares issued at AUS$1 each; (v) Transact QLD consists of 2 ordinary shares issued at AUS$1 each; and (vi) JLW Australia consists of 1,000 Class A shares, 122,400 Class B shares, 10 Class C shares and 10 Class D shares issued at AUS$1 each. All of the Shares of the Companies have been validly issued and were fully paid up on issue and, to the extent that the concept of assessability of capital stock is potentially applicable, are nonassessable, and the Sellers, collectively, are the legal owners of all of the Shares of such Companies.

                  (b) Except as set forth in Section 3.3(b) of the Company Disclosure Schedule, there are no outstanding: (i) securities convertible into or exchangeable for, directly or indirectly, any shares (including the Shares), debentures or other securities of any Company or Company Subsidiary; or (ii) subscriptions, options, warrants, calls, rights, contracts, commitments, understandings, restrictions or arrangements relating to the issuance, allotment, sale, purchase, transfer or voting of any share capital (including the Shares), debentures or other securities of any Company or Company Subsidiary. Except as set forth in Section 3.3(b) of the Company Disclosure Schedule, no Company or Company Subsidiary: (i) is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire, retire, cancel, reduce or redeem any of its issued share capital, capital stock or other ownership interests; and (ii) has any liability for dividends or other distributions declared, accrued or unaccrued with respect to any of its issued share capital or capital stock or in respect of any ownership, partnership, trust or other participating interest therein.

         Section 3.4 Subsidiaries and Affiliates. Section 3.4 of the Company Disclosure Schedule sets forth the name, jurisdiction of incorporation or formation and authorized, issued and outstanding share capital of each Company Subsidiary. Except as disclosed in Section 3.4 of the Company Disclosure Schedule, no Company owns, directly or indirectly, any share capital or other equity securities of any Person or has any direct or indirect equity or ownership interest in any partnership, joint venture or business. Except as set forth in Section 3.4 of the Company Disclosure Schedule, all the outstanding share capital or capital stock, as applicable, of each Company Subsidiary is owned, directly or indirectly, as of the date hereof by one or more Companies and will be owned, directly or indirectly, as of the Closing Date, by one or more Companies, in each case free and clear of all Encumbrances, and has been validly issued and is fully paid and, to the extent that the concept of assessability of capital stock is potentially applicable, is nonassessable. Each Company Subsidiary: (i) is duly organized or incorporated and validly existing (and, if applicable, in good standing) under the laws of its jurisdiction of incorporation or formation; (ii) has all requisite corporate or similar power and authority to carry on its business as it is now being conducted and to own the properties and assets it now owns; and (iii) is duly qualified or licensed to do business as a foreign entity (and, if applicable, in good standing) in all jurisdictions in which such qualification or licensing is required, except jurisdictions in which the failure to be so qualified or licensed (or, if applicable, in good standing) would not have a Company Material Adverse Effect. True and complete copies of the certificate of incorporation and bylaws or memorandum and articles of association (or similar organizational documents) and all documents required to be annexed thereto, as applicable, as presently in effect, of each Company Subsidiary have been previously provided to Parent.

         Section 3.5 Authorization. Each Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Integration Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby. Each Company has taken all corporate action necessary to authorize and approve the execution and delivery by such Company of this Agreement and each Integration Agreement to which it is a party, and no other action on the part of the shareholders of such Company is required for such Company to execute and deliver this Agreement and each Integration Agreement to which it is a party, and to consummate the transactions contemplated hereby and thereby. This Agreement and each Integration Agreement has been duly and validly executed and delivered by each JLW Party which is a party thereto and constitute a valid and binding agreement of each such JLW Party, enforceable against each such JLW Party in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization and other similar Laws affecting creditors generally and by general principles of equity, regardless of whether in a proceeding at equity or in law.

         Section 3.6 No Violation. Neither the execution and delivery by any JLW Party of this Agreement or any other Operative Agreement or Integration Agreement to which it is a party, nor the consummation by any Seller or Company of the transactions contemplated hereby or thereby shall: (i) violate or be in conflict with any provision of the certificate of incorporation and bylaws or memorandum and articles of association (or similar organizational documents), as applicable, of any Seller, Company, or Company Subsidiary or any Applicable Trust Deed of any Seller; (ii) except as specified in Section 3.6 or 3.7 of the Company Disclosure Schedule, violate, be in conflict with, constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, cause or permit the acceleration of, or give rise to any right of termination, imposition of fees or penalties under, any debt, Contract, instrument or other obligation to which any Seller, Company or Company Subsidiary is a party or by which its assets are bound or affected, or result in the creation or imposition of any Lien upon any property or assets (including any Encumbrance upon any Shares) of any Seller, Company or Company Subsidiary; or (iii) violate any statute, law, judgment, decree, order, regulation, rule or other similar authoritative matters ("Laws") of any foreign, federal, state or local governmental, quasi-governmental, administrative, regulatory or judicial court, department, commission, agency, board, bureau, instrumentality or other authority ("Authority"); except, in the case of clause (ii) or (iii) above, for any of the same that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect or materially impair the ability of any JLW Party to perform his, her or its obligations hereunder or thereunder or prevent or materially delay the consummation of the transactions contemplated hereby and thereby.

         Section 3.7 Consents and Approvals. Except as set forth in Section 3.6 or 3.7 of the Company Disclosure Schedule, no Consents from or of any third party or any Authority are necessary for execution and delivery of this Agreement, the other Operative Agreements or the Integration Agreements by any JLW Party or the consummation by any JLW Party of the transactions contemplated hereby or thereby, or to enable the Buyers, the Companies and the Company Subsidiaries to continue to conduct the businesses currently conducted by the Companies and the Company Subsidiaries at their present locations after the Closing Date in a manner which is consistent with that in which such businesses are presently conducted, except for the approvals set forth in Section 3.7 of the Company Disclosure Schedule (the "Required Regulatory Approvals"); and except for such other Consents as to which the failure to obtain, individually or in the aggregate, would not be reasonably expected to have a Company Material Adverse Effect or materially impair the ability of any JLW Party to perform his, her or its obligations hereunder or thereunder or prevent or materially delay the consummation of the transactions contemplated hereby and thereby.

         Section 3.8 Financial Statements. (a) Set forth in Section 3.8 of the Company Disclosure Schedule are: (i) the audited consolidated or combined (as applicable) balance sheets of (A) JLW England and its Subsidiaries, (B) JLW Scotland and its Subsidiaries, (C) JLW Ireland and its Subsidiaries, (D) the Asia Region Companies and their respective Subsidiaries and (E) the Australasia Region Companies and their respective Subsidiaries in each case as of December 31, 1997 and the related consolidated or combined (as applicable) profit and loss accounts, statements of cash flows, statements of movements on reserves and statements of total recognized gains and losses for the year then ended (including notes thereto and the accounting policies used in connection therewith), all certified by independent certified public accountants, whose reports thereon are included therein (the "Audited Financial Statements"), (ii) the unaudited consolidated or combined (as applicable) balance sheets of (A) JLW England and its Subsidiaries, (B) JLW Scotland and its Subsidiaries, (C) JLW Ireland and its Subsidiaries, (D) the Asia Region Companies and their respective Subsidiaries and (E) the Australasia Region Companies and their respective Subsidiaries in each case as of June 30, 1998 and the related consolidated or combined (as applicable) profit and loss accounts, statements of cash flows, statements of movements on reserves and statements of total recognized gains and losses for the six-month period then ended (collectively the "Interim Financial Statements" (or, in the case of the Companies and the Company Subsidiaries, the "Australasia Interim Financial Statements") and, collectively with the Audited Financial Statements, the "Financial Statements"), (iii) the schedules combining the foregoing balance sheets, so as to eliminate or adjust for (A) intercompany activity between or among any one or more of (1) JLW England and its Subsidiaries, (2) JLW Scotland and its Subsidiaries and (3) JLW Ireland and its Subsidiaries and (B) intercompany activity between or among (x) any one or more of such entities and (y) any one or more of the Asia Region Companies and their respective Subsidiaries, and (z) any one or more of the Australasia Region Companies and their respective Subsidiaries and (C) the gross-up of revenues and expenses (previously accounted for under the cost or equity method of accounting) related to the businesses which will be one-hundred percent owned as a result of the transactions contemplated by this Agreement and the Other Purchase Agreements, in each case as of December 31, 1997 (the "JLW Combined Year-End Balance Sheet Schedules") and June 30, 1998 (the "JLW Combined Interim Balance Sheet Schedules" and, collectively with the JLW Combined Year-End Balance Sheet Schedules, the "JLW Combined Balance Sheet

Schedules") and (iv) the schedules combining the foregoing consolidated or combined (as applicable) profit and loss accounts so as to eliminate or adjust for (A) intercompany activity between or among any one or more of (1) JLW England and its Subsidiaries, (2) JLW Scotland and its Subsidiaries, and (3) JLW Ireland and its Subsidiaries, (B) intercompany activity between or among (x) any one or more of such entities and (y) any one or more of the Asia Region Companies and their respective Subsidiaries and (z) any one or more of the Australasia Region and their respective Subsidiaries and (C) the gross-up of revenues and expenses (previously accounted for under the cost or equity method of accounting) related to the businesses which will be one hundred percent owned as a result of the transactions contemplated by this Agreement and the Other Purchase Agreements, in each case for the year ended December 31, 1997 and the six-month period ended June 30, 1998 (the "JLW Combined Income Statement Schedules" and, collectively with the JLW Combined Balance Sheet Schedules, the "JLW Combined Financial Statement Schedules"). The consolidated or combined (as applicable) financial statements of the Australasia Region Companies and their respective Subsidiaries included in the Financial Statements (including the notes thereto) fairly present in all material respects the consolidated or combined (as applicable) financial condition of the entities referred to therein as of the respective dates and for the respective periods referred to therein (subject, in the case of the financial statements as of and for the six months ended, June 30, 1998, to normal year-end adjustments that will not be material (in relation to the applicable financial statements) in amount or effect) in conformity with UK GAAP consistently applied. The financial statements referred to in the immediately preceding sentence have been derived from the books and records of the entities referred to therein. Certain notes to the financial statements referred to in such sentence contain reconciliations of net income, partners' funds or shareholders' equity (as applicable) and cash flows of such entities from UK GAAP to US GAAP, and such net income, partners' funds or shareholders' equity (as applicable) and cash flows of such entities as so reconciled are fairly presented in all material respects as of the respective dates and for the respective periods referred to therein (subject, in the case of any of the same as of, and for the six months ended, June 30, 1998, to normal year-end adjustments that will not be material (in relation to the applicable financial statements) in amount or effect), in conformity with US GAAP. The JLW Combined Balance Sheet Schedules and the JLW Combined Income Statement Schedules include the appropriate combining adjustments (including the eliminations and adjustments referred to in subclauses (A), (B) and (C) of clauses (iii) and (iv) of the first sentence of this Section 3.8(a)) which have been properly applied to the historical amounts in the compilation thereof.

                  (b) The consolidated or combined (as applicable) financial statements of the Companies and the Company Subsidiaries, included in each case in the Nine-Month Interim Financial Statements to be delivered pursuant to
Section 5.7 hereof will fairly present in all material respects the consolidated or combined (as applicable) financial condition of the entities referred to therein as of the respective dates and for the respective periods referred to therein (subject to normal year-end adjustments that will not be material (in relation to the applicable financial statements) in amount or effect) in conformity with UK GAAP consistently applied. The Nine-Month Interim Financial Statements will be derived from the books and records of the entities referred to therein. Certain notes to the Nine-Month Interim Financial Statements will contain reconciliations of net income, partners' funds or shareholders' equity (as applicable) and cash flows of such entities from UK GAAP to US GAAP, and such net income, partners' funds or shareholders' equity (as applicable) and cash flows of such entities as so reconciled will be fairly presented in all material respects as of the date and for the period referred to therein (subject to normal year-end adjustments that will not be material (in relation to the applicable financial statements) in amount or effect) in conformity with US GAAP. The JLW Combined 9/30 Balance Sheet Schedules and the JLW Combined 9/30 Income Statement Schedules to be delivered pursuant to Section 5.7 hereof will include the appropriate combining adjustments (including the eliminations and adjustments referred to in clauses (A), (B) and (C) in the definitions of JLW Combined 9/30 Balance Sheet Schedules and JLW Combined 9/30 Income Statement Schedules) which will be properly applied to the historical amounts in the compilation thereof.

                  (c) To the knowledge of each Seller, Company and Company Subsidiary, the accounting books and records of each Company and Company Subsidiary (i) are correct and complete in all material respects (after taking into account adjustments made in the ordinary course of business consistent with past practice necessary to produce the applicable accounts); (ii) are properly maintained in all material respects (in relation to each such entity) in a manner consistent with past practice; and (iii) have recorded therein all the properties, assets and liabilities of such entity required to be so recorded under applicable generally accepted accounting standards.

         Section 3.9 No Undisclosed Liabilities. There are no Liabilities of any Company or Company Subsidiary of any kind whatsoever and no Management Shareholder, Seller, Company or Company Subsidiary knows of any valid basis for the assertion of any such Liabilities, and no existing condition, situation or set of circumstances exists which could reasonably be expected to result in a Liability, other than:

                  (a) Liabilities adequately and expressly reflected and reserved for in the Australasia Interim Financial Statements;

                  (b) Liabilities incurred in the ordinary and usual course of business consistent with past practice since June 30, 1998;

                  (c) Liabilities set forth in Section 3.9(c) of the Company Disclosure Schedule;

                  (d) Liabilities disclosed in other sections of the Company Disclosure Schedule in respect of representations and warranties set forth in other sections of this Article III or not required to be disclosed in other sections of the Company Disclosure Schedule by reason of materiality or other specifically identified exceptions or exclusions set forth in such representations and warranties;

                  (e) Liabilities arising under (x) Contracts or Licenses listed or disclosed in other sections of the Company Disclosure Schedule in respect of representations or warranties set forth in other sections of this Article III or
(y) Contracts or Licenses not required to be listed or described in other sections of the Company Disclosure Schedule in respect of such representations and warranties by reason of materiality or other specifically identified exceptions or exclusions set forth therein (other than Liabilities arising out of breaches or violations of such Contracts or Licenses); and

                  (f) other Liabilities which, in any individual case, do not exceed US$500,000.

         Section 3.10 Absence of Certain Changes. Except as and to the extent set forth in Section 3.10 of the Company Disclosure Schedule, since June 30, 1998, (a) each Company and Company Subsidiary has conducted its businesses only in the ordinary and usual course of business consistent with past practice and
(b) (i) no individual or cumulative material adverse change in the business, properties, assets, liabilities, financial condition or results of operations of the Companies and the Company Subsidiaries, taken as a whole, has occurred, (ii) no individual or cumulative event or development has occurred that is reasonably expected in the reasonable opinion of JLW Australia to have a material adverse change in or effect on the business, properties, assets, liabilities, financial condition or results of operations of the Companies and the Company Subsidiaries, taken as a whole, and (iii) no Company or Company Subsidiary has taken, or permitted to be taken, any action that, if taken or permitted to be taken during the period from the date of this Agreement through the Closing Date without the consent of Parent, would constitute a breach of Section 5.1 hereof.

         Section 3.11 Real Property.

                  (a) Owned Real Property. No Company or Company Subsidiary owns any real property.

                  (b) Real Property Leases. Section 3.11 of the Company Disclosure Schedule contains a complete and correct list of all real property leased (the "Leased Real Property") by any Company or Company Subsidiary setting forth the address, landlord and tenant for each such lease (collectively, the "Real Property Leases"). The Sellers have delivered to Parent correct and complete copies of the Real Property Leases (including any amendments, modifications or supplements thereto). Each Real Property Lease is in full force and effect. No Company, Company Subsidiary or, to the Knowledge of each Seller, Company and Company Subsidiary, any other party is in default, violation or breach in any respect under any covenant in any Real Property Lease, and no event has occurred and is continuing that constitutes or, with notice or the passage of time or both, would constitute such a default, violation or breach in any respect under any covenant in any Real Property Lease nor has any such default, violation or breach been waived or acquiesced in, which default, breach or violation in any such case would reasonably be expected to have a Company Material Adverse Effect. Except as set forth in Section 3.11 of the Company Disclosure Schedule, no Company or Company Subsidiary has sublet to any third party any portion of property covered by the Real Property Leases.

         Section 3.12 Intangible Property Rights. (a) Section 3.12(a) of the Company Disclosure Schedule sets forth a complete and accurate list of all Patents and Trademark and Copyright registrations and applications, each as owned by any Company or Company Subsidiary.

                  (b) Section 3.12(b) of the Company Disclosure Schedule identifies all commercially significant license agreements relating to Intangible Property Rights (excluding shrink wrap licenses and other Licenses relating to commercially-available software) to which any Company or Company Subsidiary is a party (the "Scheduled Agreements"). Except as indicated in
Section 3.12(b) of the Company Disclosure

Schedule, a true and complete copy of each Scheduled Agreement (together with all amendments thereto) has been provided to Parent. Each Scheduled Agreement between any Company, or Company Subsidiary and any Person or Persons other than:
(i) any other Company, or Company Subsidiary or any Affiliate of any thereof,
(ii) any Europe/USA Region Company, or any Subsidiary thereof, or any Affiliate of any thereof, or (iii) any Asia Region Company, or any Subsidiary thereof, or Affiliate of any thereof (each a "Third Party Scheduled Agreement") is a legal, valid, binding and enforceable obligation of the Company or Company Subsidiary which is/are a party or parties thereto and, to the Knowledge of each Seller, Company and Company Subsidiary, the other parties thereto, except as enforceability may be limited by bankruptcy, insolvency, reorganization and similar Laws affecting creditors generally and by the availability of equitable remedies. Except as indicated in Section 3.12(b) of the Company Disclosure Schedule, no Company, Company Subsidiary or, to the Knowledge of each Seller, Company and Company Subsidiary, any other party, is in default, violation or breach in any material respect under any Third Party Scheduled Agreement and no event has occurred and is continuing that constitutes or with notice or the passage of time would constitute, such a default, violation or breach in any material respect under any Third Party Scheduled Agreement.

                  (c) Except as set forth in Section 3.12(c) of the Company Disclosure Schedule, the Companies and Company Subsidiaries, together with the JLW Partnerships (as defined in the Europe/USA Region Agreement), the Europe/USA Region Companies and the Subsidiaries thereof, the Asia Region Companies and the Subsidiaries thereof on a collective basis own or have the valid right to use and (except in the case of the JLW Partnerships) will, as of the Integration Completion Date (after giving effect to the Integration), own or have the valid right to use (i) the trademark (or service mark) "Jones Lang Wootton" in connection with the real estate agency, management and advisory business in the following countries: Australia, France, Germany, Hong Kong, the Netherlands, Ireland, Singapore, the United Kingdom and the United States of America (the "Designated Countries"), (ii) the property management software program known as "Credo," developed internally by JLW entities for JLW England, and (iii) to the Knowledge of each Seller, Company or Company Subsidiary, any other Intangible Property Rights used in the conduct of their businesses as of the date hereof and (except in the case of the JLW Partnerships) thereof. Except as set forth on
Schedule 3.12(c) of the Company Disclosure Schedule, no Company or Company Subsidiary has granted any mortgages, pledges, security interests, liens, charges or options to acquire (collectively, "Interests") in any Intangible Property Rights owned by it or in its rights under any License of Intangible Property Rights to which it is a party or has Knowledge of any Interests granted therein by any predecessor-in-interest which are still effective. Except as set forth in Section 3.12(a) of the Company Disclosure Schedule, no registration or application listed in
Section 3.12(a) of the Company Disclosure Schedule (i) has been cancelled, abandoned or has expired, (ii) is the subject of any existing or, to the Knowledge of each Seller, Company and Company Subsidiary, threatened opposition, interference, cancellation or other proceeding before any Authority, in each case, as to which any Company or Company Subsidiary has received written notice, and (iii) is, as of the date hereof, standing in the record ownership of the entity listed as record owner on Section 3.12(a) of the Company Disclosure Schedule. Except as set forth in Section 3.12(c) of the Company Disclosure Schedule, each trademark or service mark registration listed in Section 3.12(a) of the Company Disclosure Schedule for the trademark (or service mark) "Jones Lang Wootton" insofar as the same relates to the use thereof in connection with the real estate agency, management and advisory business in the Designated Countries, is valid as of the date hereof and will, as of the Integration Completion Date (after giving effect to the Integration), be valid; provided, however, that for the avoidance of doubt, this representation and warranty shall not extend to the "globe logo device" whether used alone, in connection with "Jones Lang Wootton," "JLW" or otherwise.

                  (d) Except as set forth in Section 3.12(d) of the Company Disclosure Schedule, to the Knowledge of each Seller, Company and Company
Subsidiary: (i) the operation of the businesses currently conducted by the Companies and Company Subsidiaries does not infringe upon, or make unauthorized use of, any Intangible Property Right of any third party (i.e., any Person or Persons other than the Companies, Company Subsidiaries, JLW Partnerships, Asia Region Companies, Australasia Region Companies or Subsidiaries or Affiliates of any thereof; provided, that such Affiliates shall be Affiliates of Parent immediately following the Closing) and (ii) there are no material unasserted claims for past infringement or past unauthorized use by any Company or any Company Subsidiary of any third parties' (as defined above) Intangible Property Rights during the past three (3) years. Except as set forth in Section 3.12(d) of the Company Disclosure Schedule, there are no claims as to which any Company or Company Subsidiary has received written notice pending or, to the Knowledge of each Seller, Company and Company Subsidiary, threatened against any Company or Company Subsidiary in respect of infringement or unauthorized use by any of them of any third parties' (as defined above) Intangible Property Rights. Except as set forth in Section 3.12(d) of the Company Disclosure Schedule, to the Knowledge of each Seller, Company and Company Subsidiary, no third party (as defined above) is infringing upon, or making unauthorized use of, any Intangible Property Rights owned by any Company or Company Subsidiary. Except as set forth in Section 3.12(d) of the Company Disclosure Schedule, no claims alleging infringement or unauthorized use by third parties (as so defined) of Intangible Property Rights owned or used by any Company or Company Subsidiary have been made in writing by any Company or Company Subsidiary within the past three (3) years. Except as set forth in
Section 3.12(d) of the Company Disclosure Schedule, there is no action, suit, or arbitration as to which any Company or Company Subsidiary has received written notice pending or, to the Knowledge of each Seller, Company and Company Subsidiary, threatened against any Company or Company Subsidiary which relates to Intangible Property Rights owned or used by any Company or Company Subsidiary or to any Scheduled Agreement.

                  (e) Except as set forth in Section 3.12(e) of the Company Disclosure Schedule, the operations of each Company and Company Subsidiary have been and are being conducted in accordance with all applicable Laws and other requirements of any Authority having jurisdiction over any Company or Company Subsidiary, or any of their respective properties, assets or business, which relate to data protection including, but not limited to, the Data Protection Act of 1984 and the Data Protection Act of 1988 and, to the Knowledge of any Seller, Company or Company Subsidiary, which relate to Intangible Property, except for such matters as would not individually or in the aggregate, have a Company Material Adverse Effect.

                  (f) Except as set forth in Section 3.12(f) of the Company Disclosure Schedule, there are no settlements, judgments, decrees, or orders currently in force, which restrict, in any material respect, any Company's or Company Subsidiary's rights to use any of the Intangible Property Rights owned by any Company or Company Subsidiary.

                  (g) No Consents from any Authority or any party to a Scheduled Agreement are necessary for execution and delivery of this Agreement, the other Operative Agreements or the Integration Agreements by any Company or the consummation by any Company of the transactions contemplated hereby and thereby.

                  (h) Except as set forth in Section 3.12(h) of the Company Disclosure Schedule, no current or former director, officer or, to the Knowledge of any Company or Company Subsidiary, any current or former employee of any Company or Company Subsidiary will, after giving effect to the Integration, including any Post-Closing Integration Actions, own or have any rights in or to any Intangible Property Right owned or used by any Company or Company Subsidiary in the ordinary course of its business.

                  (i) This Section 3.12 and Sections 3.5, 3.6, 3.8, 3.26, 3.27
and 3.28 contain the exclusive representations and warranties of the Sellers, Companies and Management Shareholders concerning Intangible Property Rights and Licenses relating thereto.

         Section 3.13 Certain Contracts. (a) Section 3.13(a) of the Company Disclosure Schedule lists all material Contracts to which any Company or Company Subsidiary is a party or by which it or any of its properties or assets may be bound or affected ("Listed Agreements"), which list includes each of the following types of Contracts (whether or not material): (i) all property management contracts that contributed US$250,000 or more during the year ended December 31, 1997 or would reasonably be expected to contribute US$250,000 or more over the twelve months ending December 31, 1998 to the revenue of the Companies and the Company Subsidiaries; (ii) all investment advisory contracts that contributed US$250,000 or more during the year ended December 31, 1997 or would reasonably be expected to contribute US$250,000 or more over the 12 months ending December 31, 1998 to the revenue of the Companies and the Company Subsidiaries; (iii) all personal property leases where the rent exceeded US$100,000 during the year ended December 31, 1997 or would reasonably be expected to exceed US$250,000 over the term of the lease; (iv) all employment or other compensation based contracts (including, without limitation, non-competition, severance or indemnification agreements) which are currently in effect or, upon Closing, will be in effect (in which event the contract being replaced thereby need not be so listed; provided that no Company or Company Subsidiary would have any Liability thereunder) for which any Company or Company Subsidiary has or will have, as applicable, any continuing obligations with (A) any current or former officer or director of any Company or Company Subsidiary (or any company which is controlled by any such individual) other than any Designated JLW Shareholder, and (B) any other employee of any of the same whose annualized salary, bonus and other benefits exceeds US$100,000 per annum (other than any Designated JLW Shareholder) and (v) any contract of employment to be entered into by any Company or Company Subsidiary with any Designated JLW Shareholder, (vi) all consulting Contracts requiring the payment in excess of US$100,000 per annum or US$100,000 over the 12 months ending December 31, 1998;
(vii) union, guild, industrial agreements and registered and unregistered enterprise agreements relating to, and any employee handbook for, employees of any Company or Company Subsidiary; (viii) instruments for borrowed money (including, without limitation, any indentures, guarantees, loan agreements, sale and leaseback agreements, or purchase money obligations incurred in connection with the acquisition of property), involving more than $100,000; (ix) agreements for acquisitions or dispositions (by merger, purchase or sale of assets or stock or otherwise) of material assets, as to which any Company or Company Subsidiary has continuing obligations or rights; (x) joint venture or partnership agreements; (xi) any Contract containing provisions that specifically provide circumstances pursuant to which any Company or Company Subsidiary may be required to return fees paid under such Contract (other than as a result of breach or non-performance under such Contract), which Liability could be expected to exceed US$100,000; (xii) guarantees, suretyships, indemnification and contribution agreements; and (xiii) Contracts for employment of any broker or finder in connection with the transactions contemplated by this Agreement or the Other Purchase Agreements or for any brokerage fees or commissions or finders' fees or for any financial advisory or consulting fees in connection therewith. Except as indicated in
Section 3.13(a) of the Company Disclosure Schedule, a true and complete copy of each Listed Agreement (together with all amendments thereto) has been provided to Parent. Except as set forth in Section 3.13 of the Company Disclosure Schedule each Listed Agreement is a legal, valid, binding and enforceable obligation of the Company or Company Subsidiary which is a party thereto and, to the Knowledge of each Seller, Company or Company Subsidiary, the other parties thereto, except as enforceability may be limited by bankruptcy, insolvency, reorganization and similar Laws affecting creditors generally and by the availability of equitable remedies. Except as set forth in Section 3.13(a) of the Company Disclosure Schedule, no Company, Company Subsidiary or, to the Knowledge of each Seller, Company or Company Subsidiary, any other party, is in default, violation or breach in any respect under any Listed Agreement, and no event has occurred and is continuing that constitutes or with notice or the passage of time would constitute, such a default, violation or breach in any respect under any Listed Agreement, other than, in each case such defaults, violations or breaches which, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.

                  (b) Except as set forth in Section 3.13(b) of the Company Disclosure Schedule, no Contract or License restricts, in any material (in relation to each such entity) respect, the ability of any Company or Company Subsidiary to own, possess or use its assets or conduct its operations in any geographic area.

         Section 3.14 Licenses and Other Authorizations. Except as set forth in
Section 3.14 of the Company Disclosure Schedule, the Companies and the Company Subsidiaries have received all Licenses of any Authority material to the ownership or leasing of their respective properties and to the conduct of the JLW Businesses as currently conducted. Except as disclosed in Section 3.14 of the Company Disclosure Schedule, all such Licenses are valid and in full force and effect. The Companies and the Company Subsidiaries are operating in compliance with the conditions and requirements of such Licenses and, except as disclosed in Section 3.14 of the Company Disclosure Schedule, no proceeding is pending or, to the Knowledge of any Seller, Company or Company Subsidiary, threatened, seeking the revocation or limitation of any such Licenses. Assuming the related Consents set forth in
Section 3.6 or 3.7 of the Company Disclosure Schedule have been obtained prior to the Closing Date, to the extent that any transfers of such Licenses are provided for as part of the transactions contemplated by this Agreement, such transfers will be permitted, and none of such Licenses will be terminated or impaired or become terminable as a result of the transactions contemplated hereby or by the Other Operative Agreements or the Integration Agreements.

         Section 3.15 Year 2000 and Euro Compliance. The Companies have instituted a plan to test whether the Computer Systems owned by or licensed to any Company or Company Subsidiary will be Year 2000 Compliant. To the Knowledge of each Seller, Company or Company Subsidiary, the sum of (i) the direct costs (excluding any costs that would be incurred in the ordinary course of business absent the need to become Year 2000 Compliant or Euro Compliant) of making the Computer Systems owned by or leased to any JLW Partnership, Europe/USA Region Company, Australasia Region Company or Asia Region Company, or any of their respective Subsidiaries (but, for the avoidance of doubt, excluding any Computer Systems that are owned by or leased to the owners of or tenants located in, any Managed Properties) to become Year 2000 Compliant and, in the case of any JLW Partnership or Europe/USA Region Company, or any of their respective Subsidiaries, Euro Compliant and (ii) any payments, individually or in the aggregate, under the indemnification obligation to the Australia and New Zealand Banking Group for Year 2000 problems pursuant to clause 23.5 of the Service Provider Agreement for the Provision of Property Services dated May 5, 1998 between the Australia and New Zealand Banking Group, JLW Australia and P&O Australia Limited, or under any guarantee thereof, by any Australasia Region Company or Subsidiary thereof, are not reasonably expected to exceed in the aggregate the amount set forth in Section 3.15 of the Company Disclosure Schedule. "Computer Systems" means, with respect to any Person, the computer software, firmware, hardware (whether general or special purpose), and other similar or related items of automated, computerized or software system(s) that are owned by or licensed to such Person. "Year 2000 Compliant" means, with respect to any Computer Systems, the ability of such Computer Systems (to the extent reasonably necessary in the ordinary work of business) to process data, without material impairment as to performance, involving dates prior to, during or after the year 2000. "Euro Compliant" means, with respect to any Computer Systems, the ability of such Computer Systems (to the extent reasonably necessary in the ordinary work of business) to process data, without material impairment as to performance, involving the single European currency (including without limitation complying with the conversion and rounding rules set forth in Council Regulation 11/03/97 upon the advent of the European Monetary Union).


         Section 3.16 Clients. Section 3.16(a) of the Company Disclosure Schedule sets forth (a) on a country-by-country basis, the names of the ten largest clients, as measured by combined revenue ("significant clients"), of the Companies and Company Subsidiaries during the 12-month period ended December 31, 1997 or during the 6- month period ending on June 30, 1998 and (b) the aggregate amount for which each significant client (as so defined) was invoiced during such period on a combined basis. Except as set forth in Section 3.16(b) of the Company Disclosure Schedule, no significant client (as so defined) (i) has ceased, or indicated to any Company or Company Subsidiary that it shall cease, to use the services of any Company or Company Subsidiary, (ii) has substantially reduced or indicated to any Company or Company Subsidiary that it shall substantially reduce, the use of the services of any Company or Company Subsidiary or (iii) has sought, or is seeking, to renegotiate the terms of any Contract under which any Company or Company Subsidiary is providing services to such significant client, including in each case after the consummation of the transactions contemplated hereby and by the other Operative Agreements. Except as disclosed in Section 3.16(b) to the Company Disclosure Schedule, to the Knowledge of each Seller, Company or Company Subsidiary, no significant client (as so defined) has otherwise threatened to take any action described in the preceding sentence as a result of the consummation of the transactions contemplated by this Agreement, any other Operative Agreement or any Integration Agreement.

         Section 3.17 Operation of the Businesses. Except as set forth in
Section 3.17 of the Company Disclosure Schedule, the Companies and the Company Subsidiaries have, and after Closing, the Companies and Company Subsidiaries will have, all rights, properties and assets, real, personal and mixed, tangible and intangible relating to or used or held for use in the conduct of the businesses conducted by the Companies and Company Subsidiaries (the "Assets") during the past 12 months (except inventory sold, cash disposed of, accounts receivable collected, prepaid expenses realized, contracts partially or fully performed, and properties or assets replaced by equivalent or superior properties or assets (in each case in the ordinary and usual course of business). To the Knowledge of each Seller, Company or Company Subsidiary, all of the Assets are reasonably adequate for the purposes for which they are currently used or held for use.

         Section 3.18 Insurance. Section 3.18 of the Company Disclosure Schedule contains (i) an accurate and complete list of all material policies of property, fire, liability, worker's compensation and other forms of insurance owned or held by each Company or Company Subsidiary, and (ii) an accurate and complete list of each claim in excess of US$100,000 relating to such policies made during the last 24 months. To the Knowledge of each Seller, Company or Company Subsidiary, such policies provide adequate insurance coverage consistent with industry practice for the assets and operations of the Companies and Company Subsidiaries. All such policies are in full force and effect, and all premiums with respect thereto covering all periods up to and including the date of the Closing have been paid, and no notice of cancellation or termination has been received with respect to any such policy. Such policies shall not terminate or lapse prior to or on the Closing Date by reason of, the transactions contemplated by this Agreement, any other Operative Agreement or any Integration Agreement. Section 3.18 of the Company Disclosure Schedule sets forth a list of third party risks which are insured by a Company or Company Subsidiary and a list of any claims made against or paid by the Companies or Company Subsidiaries.

         Section 3.19 Labor Relations. Except to the extent set forth in Section
3.19 of the Company Disclosure Schedule: (a) no Company or Company Subsidiary is a party to any award, enterprise, other Contracts, written work rules or practices agreed to with any union, labor organization, employee association, works council or body of employee representatives; (b) there is no unfair labor practice charge or complaint against any Company or Company Subsidiary pending or, to the Knowledge of each Seller, Company or Company Subsidiary, threatened before the National Labor Relations Board or any similar foreign Authority, including, without limitation, the Australian Industrial Relations Commission, which in either case would reasonably be expected to have a Company Material Adverse Effect; and (c) there is no labor strike, dispute, slowdown, lockout or stoppage pending or, to the Knowledge of each Seller, Company or Company Subsidiary, threatened against or affecting any Company or Company Subsidiary which would reasonably be expected to have a Company Material Adverse Effect.

         Section 3.20 Employee Benefit Matters. (a) Section 3.20(a) of the Company Disclosure Schedule sets forth a true and complete list of each Plan, whether formal or informal, written or oral. Except to the extent set forth in
Section 3.20(a) of the Company Disclosure Schedule: (i) each Plan required to be filed or registered with or approved by any applicable governmental or regulatory body or authority has been so filed, registered or approved and has been maintained in good standing with such body or authority, and each such Plan is now and has always been operated in full compliance in all material respects with all applicable laws and regulations; (ii) no Plan is subject to the provisions of ERISA; (iii) the fair market value of the assets of each funded Plan, the liability of each insurer for any Plan funded through insurance or the book reserve established for any Plan together with any contributions accruing on or before the Closing Date, in each case as shall be reflected in the books and records of such Company or such Company Subsidiary sponsoring such Plan, are or will be sufficient, on a combined basis, to procure or provide for the benefits determined on an ongoing basis accrued to the Closing Date payable to all current and former participants of such Plan according to the actuarial assumptions and valuations most recently used to determine employer contributions to such Plan; and (iv) full payment has been made or will be made, in accordance with applicable law and the provisions of each Plan, of all amounts which any Company or Company Subsidiary is required to pay on or prior to the Closing Date under the terms of each Plan as of the last day of the most recent plan year thereof ended prior to the date of this Agreement, and all such amounts properly accrued through the Closing Date with respect to the current plan year thereof ended prior to the date of this Agreement, and all such amounts properly accrued through the Closing Date with respect to the current plan year thereof will be paid by such Company or such Company Subsidiary on or prior to the Closing Date or will be properly reflected on the books and records of such Company or such Company Subsidiary.

                  (b) Except to the extent set forth in Section 3.20(b) of the Company Disclosure Schedule, (i) with respect to each Plan, each Company or Company Subsidiary has heretofore delivered to Parent true and complete copies of each of the following documents: (A) a copy of such Plan (including all amendments thereto), (B) a copy of the annual report (which shall include non-discrimination tests, where applicable), if required under applicable Law, with respect to each such Plan for the two most recently completed plan years,
(C) a copy of the actuarial report, if required under applicable Law, with respect to each such Plan for the three most recently completed plan years, (D) a copy of the most recent "summary plan description," together with each "summary of material modifications," given to members or otherwise required under applicable Law with respect to each Plan, (E) if the Plan is funded through a trust or any third-party funding vehicle, a copy of the trust or other funding agreement (including all amendments thereto) and the latest financial statements thereof, and (F) the most recent letter, certification or other document, if any, received from any applicable governmental or regulatory body or authority evidencing the registration or exemption from registration and/or approval of any Plan required to be so registered (or possess a certificate of exemption) or approved; (ii) there are no pending or, to the Knowledge of each Seller, Company and Company Subsidiary, threatened or anticipated material claims by, on behalf of or against any of the Plans, and no material litigation or administrative or other proceeding has occurred or, to the Knowledge of each Seller, Company and Company Subsidiary, is threatened involving any Plan, and
(iii) the consummation of the transactions contemplated by this Agreement, any other Operative Agreement or any Integration Agreement shall not, either alone or in combination with another event, except as set forth in Section 3.20(b) of the Company Disclosure Schedule, (A) accelerate the time of payment or vesting or increase the amount of compensation due any employee or officer of any Company or Company Subsidiary or (B) entitle any current or former employee or officer of any Company or Company Subsidiary to severance pay, unemployment compensation or any other payment, except as expressly provided in this Agreement.

                  (c) Australian Superannuation Funds.

                           (i) Definitions. In this Section 3.20(c), unless the contrary intention appears, complying superannuation fund and year of income have the same meaning as they have in the Superannuation Industry (Supervision) Act 1993 ("Superannuation Act") or the regulations made under the Superannuation Act.

                           (ii) No Agreements. No Company or Company Subsidiary is a party to any agreement with any union or industrial organization in respect of superannuation benefits for its employees.

                           (iii) No Funds. Other than the Companies' superannuation fund (the "Companies' Funds"), (A) there are no superannuation, retirement or provident funds or other arrangements providing for any payment to directors, employees or sub-contractors on their retirement or death, or on the occurrence of any permanent or temporary disability in operation by or in relation to any of the Companies or Company Subsidiaries or their directors, employees or subcontractors; and (B) none of the Companies or Company Subsidiaries contributes to any funds which will provide its directors, employees or subcontractors or their respective dependants with pensions, annuities or lump sum payments on retirement or earlier, death or otherwise.

                           (iv) Companies' Funds. The following applies with respect to Companies' Funds:

                                    (A) contributions are paid to the Companies'
                  Funds at intervals not less than monthly and, otherwise than in the ordinary course of administration, there are no outstanding and unpaid contributions on the part of any of the Companies or any of the Company Subsidiaries or any other Person who is required to contribute to the Companies' Funds;

                                    (B) contributions to the Companies' Funds
                  satisfy each of the Companies' or any Company Subsidiaries' obligations to make superannuation contributions under relevant industrial agreements and awards;

                                    (C) otherwise than in the ordinary course of
                  administration, there are no outstanding and unpaid benefits currently due to any Person under the Companies' Funds;

                                    (D) there are no outstanding and unpaid
                  premiums in regard to any policy of insurance relating to the provision of benefits under the Companies' Funds;

                                    (E) each of the Companies and Company
                  Subsidiaries is entitled to measure its compliance with the requirements of the Superannuation Guarantee (Administration) Act 1992 ("SGA Act") by reference to the earnings base specified in the relevant Companies' Fund trust deed rather than by reference to ordinary time earnings (as defined in the SGA Act) of its directors, employees and sub-contractors;

                                    (F) full particulars of the assets
                  (including any policies of insurance) held by the Companies' Funds are included in Section 3.20(c) of the Company Disclosure Schedule;

                                    (G) the assets of the Companies' Funds and
                  the past and present rate of contributions by each of the Companies and Company Subsidiaries and by their respective directors, employees or sub-contractors to the Companies' Funds, after making adequate provision for Taxes and expenses of the Companies' Funds, are such as will enable the respective trustees to provide out of the Companies' Funds the benefits to be provided under them;

                                    (H) since the date of the notice under
                  section 12 or Section 13 of the Occupational Superannuation Standards Act 1987 or Section 40 of the Superannuation Industry Act, no Company or

                  Company Subsidiary is aware of any fact or circumstance which would result in the Companies' Funds not being complying superannuation funds in relation to any year of income or part of a year of income;

                                    (I) the latest audited accounts of the
                  Companies' Funds:

                                            (1)      have been prepared in
         accordance with the Corporations Law and with generally accepted accounting principles and standards;

                                            (2)      show a true and fair view
         of the financial position and the assets and liabilities of the Companies' Funds as at the end of the relevant year of income and of the income and expenses of the Companies' Funds for the relevant year of income;

                                            (3)      have been prepared on a
         basis consistent with the accounting policies applied in the corresponding accounts of the Companies' Funds for the preceding three years of income;

                                            (4)      are not affected by any
         material, unusual or material non-recurring item;

                                            (5)      take account of all
         material gains and losses, whether realized or unrealized, arising from foreign currency transactions;

                                            (6)      contain adequate provisions
         for Taxes for or in respect of the Companies' Funds and the trustees for the period from the date of the last audited accounts up to the Completion Date;

                                            (7)      contain provisions adequate
         to cover, or full particulars in notes of, all other material liabilities (whether quantified or otherwise) of the Companies' Funds at the end of the relevant year of income; and

                                            (8)      disclose all contingent
         obligations and contingent liabilities which are material in the aggregate;

                                    (J) to the Knowledge of each Seller, Company
                  or Company Subsidiary, no director, employee or subcontractor who is a member of the Companies' Funds has any right or entitlement to have any benefit under the Companies' Funds augmented, increased or accelerated by reason of this Agreement, the other Operative Agreements or any of the transactions contemplated hereby or thereby, or by reason of any other arrangement, agreement or understanding;

                                    (K) a list of the names of all Persons who
                  are members of the Companies' Funds has been supplied to Parent and all of those Persons named are directors, employees or sub-contractors of the Companies or Company Subsidiaries and are not directors, employees or sub-contractors of any other Person;

                                    (L) the names of the respective trustees
                  have been supplied to Parent and the trustees have been appointed in accordance with the terms of the respective trust deeds of the Companies' Funds and all other legal requirements;

                                    (M) to the Knowledge of each Seller, Company
                  or Company Subsidiary:

                                            (1)      neither the trustee nor any
         of the directors of the trustees have breached any provision of the Superannuation Industry (Supervision) Act 1993 and Regulations which is applicable to the Companies' Funds;

                                            (2)      all assets of the
         Companies' Funds are held in the name of the trustees of the Companies' Funds; and

                                            (3)      the trustees have not
         entered into and are not bound by any arrangement, agreement or understanding relating to the assets of the Companies' funds, the provision of administrative or actuarial services or the provision of advice or other services to the trustees other than as set forth in
         Section 3.20(c) of the Company Disclosure Schedule;

                                    (N) all Taxes which have been assessed or
                  imposed upon the Companies' Funds or the trustees of the Companies' Funds and;

                                            (1)      which are due and payable
         have been paid by the final date for payment by the trustees of the Companies' Funds; or

                                            (2)      which are not yet payable
         but become payable prior to the Closing Date will be paid by the due date;

                                    (O) all relevant stamp duty has been paid in
                  relation to the trust deeds of the Companies' Funds and amendments, if any, to the trust deeds of the Companies' Funds;

                                    (P) a copy of the trust deeds of the
                  Companies' Funds, together with all amendments to date, are included in Section 3.20(c) of the Company Disclosure Schedule;

                                    (Q) no claim has been made against the
                  trustee or against any Person whom any of the Companies are or may be liable to indemnify or compensate in respect of any act, event, omission or other matter arising out of or in connection with the Companies' Funds and having made all diligent enquiries, neither the Sellers nor the Companies are aware of any circumstances which may give rise to any such claim;

                                    (R) no undertaking or assurance has been
                  given to directors, employees or sub-contractors of any of the Companies or any of the Company Subsidiaries as to the continuance, introduction, increase or improvement of any benefits under the Companies' Funds.

                           (v) Superannuation Guarantee Charge. None of the Companies or any of the Company Subsidiaries will be liable to pay the superannuation guarantee charge in respect of any of its directors, employees or sub-contractors for any contribution period (as defined in the SGA Act) up to the Closing Date.

                           (vi) No liability. Except for the Companies' Funds, none of the Companies or any of the Company Subsidiaries is under any present legal liability or voluntary commitment (whether or not legally binding) to pay to any Person any pension, superannuation, allowance, retirement gratuity or like benefits or any damages of compensation for loss of office or employment or for unfair or wrongful dismissal.

         Section 3.21 Litigation. Except as set forth in Section 3.21 of the Company Disclosure Schedule, there is no Action pending or, to the Knowledge of each Seller, Company or Company Subsidiary, threatened against or involving any Seller, Company or Company Subsidiary which would reasonably be expected to have a Company Material Adverse Effect, or which questions or challenges the validity of this Agreement, any other Operative Agreement or any Integration Agreement or any action taken or to be taken by any JLW Party pursuant to this Agreement, any other Operative Agreement or any Integration Agreement or in connection with the transactions contemplated hereby and thereby. No Company or Company Subsidiary is subject to any judgment, order or decree entered in any Action which purports to limit in any material respect, or which may have a material adverse effect on, its business practices or its ability to acquire any property or conduct all or any material portion of the businesses conducted by the Companies and the Company Subsidiaries in any locality.

         Section 3.22 Compliance with Law. (a) Except as set forth in Section 3.22(a) of the Company Disclosure Schedule, the operations of each Company and Company Subsidiary have been and are being conducted in accordance with all applicable Laws and other requirements of any Authority, having jurisdiction over any Company or Company Subsidiary, or any of their respective properties, assets or business, including, without limitation, all such Laws and requirements relating to antitrust, fair trading and consumer protection, currency exchange, health, occupational safety, employment practices, wages and hours, pension, insurance, securities and trading-with-the-enemy matters and planning and development, except in each case for such matters as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

                  (b) Except as set forth in Section 3.22(b) of the Company Disclosure Schedule, neither any Company or Company Subsidiary, nor any of their respective Affiliates, nor any officer, employee or agent of any thereof, nor any other person acting on their behalf, has, directly or indirectly, within the past five years given or agreed to give any gift or similar benefit to any customer, supplier, governmental employee or other person who is or may be in a position to help or hinder any part of the JLW Businesses (or assist any of such Persons in connection with any actual or proposed transaction relating to any part of the JLW Businesses) (i) which subjected or might have subjected any of such Persons to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) which if not given in the past, would have had a Company Material Adverse Effect, (iii) which if not continued in the future, would have a Company Material Adverse Effect or subject any of such Persons to suit or penalty in any private or governmental litigation or proceeding or (iv) for the purpose of establishing or maintaining any concealed fund or concealed bank account.

                  (c) To the Knowledge of any Management Shareholder, no Company or Company Subsidiary is a party to any agreement, arrangement or concerted practice or is carrying on any practice which in whole or in part contravenes or is invalidated by or is required to be registered under any anti-trust, fair trading, consumer protection or analogous legislation in any jurisdiction in which the businesses are carried on or assets are held. Except as set forth in
Section 3.23(c) of the Company Disclosure Schedule, to the Knowledge of any Management Shareholder, no Company or Company Subsidiary has received any formal or informal communications or notification that any proceeding under any applicable anti-trust, fair trading, consumer protection or similar legislation in any jurisdiction have been initiated, nor any such proceedings contemplated by any relevant Authority, nor has any claim been made or threatened alleging any contravention of any such legislation.

         Section 3.23 Taxes. Except as disclosed in Section 3.23 of the Company Disclosure Schedule:

                  (a) All Tax Returns required to be filed with respect to each Company, each Company Subsidiary or the affiliated, combined or unitary group of which any Company or any Company Subsidiary is or was a member have been duly and timely filed, except for those returns which individually or in the aggregate, would not have a Company Material Adverse Effect, and all such Tax Returns are true, correct and complete, except for any deficiencies in respect of filed Tax Returns which, individually or in the aggregate, would not have a Company Material Adverse Effect. Each Company and each Company Subsidiary has duly and timely paid all Taxes and other charges that are due with respect to all periods ending on or before June 30, 1998, whether or not shown as due on any Tax Return, except for Taxes which have been reserved for and shown on the Australasia Interim Balance Sheet. There are no Liens with respect to Taxes (except for Liens with respect to real property Taxes not yet due) upon any of the assets of any Company or any Company Subsidiary. No Seller, Company or Company Subsidiary is a party to, is bound by, or has any obligation under, any Tax sharing, allocation, indemnity or similar Contract, nor is liable for the Taxes of any other person. Each Company and each Company Subsidiary has established due and sufficient reserves on the Australasia Interim Balance Sheet for the payment of all Taxes in accordance with UK GAAP.

                  (b) All Tax deficiencies that have been asserted, proposed or assessed in writing against or with respect to any Company or any Company Subsidiary by any taxing authority have been paid in full or finally settled, and no issue (including with respect to transfer pricing) has been raised in writing by any taxing authority in any examination, audit or other proceeding that, by application of the same or similar principles, reasonably could be expected to result in a material proposed deficiency for any other period not so examined. There are no outstanding Contracts, consents, waivers or arrangements extending the statutory period of limitation applicable to any Tax Return or claim for, or the period for the collection or assessment of, Taxes due from any Company or any Company Subsidiary for any taxable period.

                  (c) No Seller Company or Company Subsidiary has been or is in violation (or with notice or lapse of time or both, would be in violation) of any applicable Law relating to the payment or withholding of Taxes (including, without limitation, withholding of Taxes pursuant to Sections 1441 and 1442 of the Code or similar provisions under any foreign Laws). Each Seller, each Company and each Company Subsidiary has duly and timely withheld from employee salaries, wages and other compensation and paid over to the appropriate taxing authorities all amounts required to be so withheld and paid over for all periods under all applicable Laws.

                  (d) No audit or other proceeding by any domestic or foreign court, governmental or regulatory authority, or similar Person is pending or, to the Knowledge of each Company and Company Subsidiary, threatened with respect to any Taxes due from any Company or any Company Subsidiary or any Tax Return filed or required to be filed by or relating to any Company or any Company Subsidiary. No Company or Company Subsidiary shall be required to include any amount in income for any taxable period ending after the Closing Date attributable to a change in method of accounting made within any of the four taxable periods prior to the Closing Date.

                  (e) Section 3.23(e) of the Company Disclosure Schedule sets forth the states, political subdivisions thereof and foreign countries in which each Company or Company Subsidiary files or joins in filing any consolidated, unitary, combined or similar Tax Returns (or have such Tax Returns filed on their behalf). No claim has ever been made by an authority in any jurisdiction where any Company or any Company Subsidiary has not filed Tax Returns that they are or may be subject to taxation by that jurisdiction.

                  (f) To the Knowledge of each Seller, Company, Company Subsidiary, and Management Shareholder, no Tax imposed on or with respect to the income or liability of any Shareholder is required to be withheld as a result of any of the transfers, including the delivery of the Consideration Shares, the Cash Consideration or any other payment or consideration as a result of or in connection with the consummation of the transactions contemplated by this Agreement and the other Operative Agreements. Except for Taxes which are reserved for and shown in any Final Closing Balance Sheet, no Company or Company Subsidiary shall have liability for (i) Taxes (including, without limitation, withholding Taxes) of any Shareholder or (ii) Taxes attributable to or incurred in connection with the Integration.

                  (g) None of the Companies or Company Subsidiaries has made an election for U.S. federal tax purposes to be treated as a partnership or entity other than a corporation.

                  (h) [Intentionally Left Blank]

                  (i) Nothing has occurred in respect of any Company or any Company Subsidiary which will cause the disallowance for income tax purposes of the carry forward of losses other than as a result of a transfer of Shares under this Agreement.

                  (j) All particulars given to any governmental or regulatory authority in connection with or affecting any application for any ruling, consent or clearance on behalf of any Company or any Company Subsidiary within any of the four taxable periods prior to the Closing Date fully and accurately disclosed all facts and circumstances material for the decision of the authority. Each ruling, consent or clearance is valid and effective. Each transaction for which that ruling, consent or clearance has previously been obtained has been carried into effect in accordance with the terms of the relevant application, ruling, consent or clearance.

                  (k) Each Company and each Company Subsidiary:

                           (i) maintains and has retained for the period required by law, accurate records of franking credits and franking debits (as defined in the 1936 Act) in respect of its current and earlier accounting periods;

                           (ii) has franked to the required amount any dividend it has paid;

                           (iii) has not franked any dividend it has paid to the extent that a franking deficit has or will arise at the end of the succeeding franking year; and

                           (iv) has a franking account surplus at least equal to the balance disclosed on the Closing Date.

                  (l) Each Company and each Company Subsidiary maintains and has retained for the period required by law:

                           (i) accurate records of all assets to which Part IIIA of the 1936 Act or Part 3 of the 1997 Act applies or has applied and were acquired since September 19, 1985, other than assets acquired before that date, but deemed to be acquired after that date for taxation purposes pursuant to Section 160ZZS of the 1936 Act; and

                           (ii) without limiting the generality of the foregoing, accurate records of all information relating to those assets as referred to in Section 160ZZU of the 1936 Act and in Division 121 of the 1997 Act.

                  (m) There will be no Tax resulting from the application of
Section 160ZZOA of the 1936 Act or Subdivision 104-J of the 1997 Act (or any statutory reenactment or replacement of either provision) as a result of the transfer of Shares under this Agreement by reason of Section 160ZZO of the 1936 Act or Subdivision 126-B of the 1997 Act having applied in relation to the disposal of an asset to any Company or any Company Subsidiary.

                  (n) All stamp duty and other similar tax payable except for any that is payable by USA Acquisition Sub or Australia Acquisition Sub in respect of every Contract (including an Integration Document) or transaction to which any Company or any Company Subsidiary is or has been a party, or by which any Company or any Company Subsidiary derives, has derived or will derive a substantial benefit, has been duly paid except for stamp duty or other similar taxes which have been reserved for and will be shown on the Final Closing Balance Sheet for the Companies and the Company Subsidiaries. No Contract is unstamped or insufficiently stamped. No event has occurred as a result of which any duty has become payable, from which any Company or any Company Subsidiary may have obtained relief. In particular, but without limitation:

                           (i) No Company or Company Subsidiary has given an undertaking as a condition of or in connection with the granting of corporate reconstruction relief from stamp duty otherwise payable under either:

                                    (A)     ss.137R of the Victorian Stamps Act
                  1958;

                                    (B)     ss.49C of the Queensland Stamp Act
                  1894;

                                    (C) Part IIIBAAA of the Western Australian
                  Stamp Act 1921; or

                                    (D) the stamp duty legislation of any other
                  Australian State or Territory;

(collectively, the "CRR provisions");

                           (ii) No Company or Company Subsidiary will be required to pay any Victorian, Queensland or Western Australian stamp duty or stamp duty in any other Australian State or Territory (including fines, penalties or interest) under the CRR provisions as a consequence of this Agreement being entered into, or any of the transactions contemplated by it occurring.

                  (o) No Company or Company Subsidiary has done anything which has or would give rise to any liability to taxation under the Taxation (Unpaid Company Tax) Assessment Act 1982, whether or not liability has been discharged.

                  (p) The provisions of Section 160ZZS of the 1936 Act applies to any asset acquired or deemed to have been acquired by JLW Australia or any of its Subsidiaries before September 20, 1985 to deem these assets to have been acquired for market value no later than on December 31, 1990.

                  (q) JLW Australia Parent will obtain and make available to Parent all information it may obtain, including valuations, if any, relating to the application of Section 160ZZS of the 1936 Act to JLW Australia no later than the earlier of: (i) 30 days after it has reached a conclusion as to the date upon which that section applies; or (ii) June 30, 1999.

                  (r) The following provisions do not apply to alter the Australian capital gains tax cost base of any shares in any Company Subsidiary:
(x) Division 19A of Part IIIA of the Income Tax Assessment Act 1936 (the "1936 Act") and (y) Division 19B of Part III of the 1936 Act or Division 140 of the Income Tax Assessment Act 1997 (the "1997 Act").

                  (s) The following goodwill had only a nominal value: (i) the goodwill associated with the business operations which JLW Australia Pty Limited carried on until these business operations were restructured during the 1991 and 1992 years and (ii) the goodwill associated with the business operations of JLW Administration Pty Limited when these operations were ceased during the year ended December 31, 1996.

                  (t) No tax is payable as a result of the redemption of preference shares held by JLW Australia Pty Limited in: (i) JLW (NSW) Pty Limited; (ii) JLW (SA) Pty Limited; and (iii) JLW (WA) Pty Limited.

                  (u) The transfer of the minority interest of JLW Australia Pty Limited in the following entities to other JLW group companies will not give rise to any significant Australian income tax or capital gains tax liability:
(a) JLW Transact Limited (Hong Kong), (b) JLW Transact Pty Limited (Singapore),
(c) JLW Transact (Thailand) Co. Limited, (d) Jones Lang Wootton Limited (Hong
Kong), (e) JLW Property Consultants Pty Limited (Singapore), (f) Benbridge Australia Pty Limited and (g) JLW Transact Limited (New Zealand).

Notwithstanding the foregoing, the representations and warranties contained in this Section 3.23, insofar as they concern the Tax affairs of any Seller, shall be deemed not to exist unless what would (in the absence of this provision) have constituted a breach of one or more of those representations and warranties results in a claim under Section 1.1 of the Escrow Agreement.

         Section 3.24 Environmental Matters. (a) This Section 3.24 and Sections 3.6, 3.8 and 3.26 contain the exclusive representations and warranties concerning any environmental matters, including, but not limited to, concerning any Environmental Laws or Materials of Environmental Concern. Except as set forth in Section 3.24 of the Company Disclosure Schedule, and except for any Action, claim or litigation which could not reasonably be expected to have a Company Material Adverse Effect, no Seller, Company or Company Subsidiary has received written notice of any Action pending, nor to the Knowledge of each Seller, Company or Company Subsidiary, has any Action, claim or litigation been asserted or threatened against any Seller, Company or Company Subsidiary nor, to the Knowledge of each Seller, Company or Company Subsidiary, is any Action, claim or litigation pending or threatened against the properties currently or formerly under management by any Company or Company Subsidiary ("Managed Properties"), nor to the Knowledge of each Seller, Company or Company Subsidiary, are there any circumstances which could reasonably be expected to form the basis for such claim against the Managed Properties, pertaining to: (i) off-site disposal or arranging for disposal or a release of Materials of Environmental Concern; (ii) migration of Materials of Environmental Concern from Managed Properties; (iii) any nuisance or trespass emanating from Managed Properties;
(iv) violations of any applicable Environ mental Laws; (v) releases of Materials of Environmental Concern at or from current or former Managed Properties (including claims for response costs); or (vi) third-party claims for personal injury or property damage arising out of the release of or exposure to Materials of Environmental Concern at or from the Managed Properties.

                  (b) Except as set forth in Section 3.24 of the Company Disclosure Schedule, the Companies and the Company Subsidiaries are, and, to the Knowledge of each Seller, Company or Company Subsidiary, the Managed Properties are, in compliance in all respects with applicable Environmental Laws, except for such noncompliance which could not reasonably be expected to have a Company Material Adverse Effect.

                  (c) Except as set forth in Section 3.24 of the Company Disclosure Schedule, to the Knowledge of each Seller, Company and Company Subsidiary, and except for any of the following which could not reasonably be expected to have a Company Material Adverse Effect, (i) there has been no material spill, disposal or release of any Materials of Environmental Concern or substance on, at or from the Managed Properties, except for any such spill, disposal or release that occurred in compliance with applicable Environmental Laws (provided that, for purposes of this Agreement, reporting of a spill, disposal or release does not make an unauthorized spill, disposal or release in compliance with Environmental Laws), (ii) none of the Managed Properties is listed or, has been proposed to be listed under any state, federal or foreign superfund or similar law, (iii) none of the Managed Properties is or was a treatment, storage or disposal facility requiring a permit under any hazardous waste law and (iv) the tenants under its management have occupied their premises at the Managed Properties and operated their businesses at the Managed Properties in compliance, in all material respects, with the Environmental Laws.

                  (d) Except as set forth in Section 3.24 of the Company Disclosure Schedule, the Companies and the Company Subsidiaries are not currently paying any fines, settlements, judgments, assessments or remedial costs because of an alleged violation of or liability under any Environmental Law or any past or present release or presence of Materials of Environmental Concern at the Managed Properties, nor, to the Knowledge of each Seller, Company or Company Subsidiary, has any client party to any

Contract with any Company or any Company Subsidiary asserted that any Company or Company Subsidiary is liable for any such costs, except for any such fines, settlements, judgments, assessments or remedial costs which could not reasonably be expected to have a Company Material Adverse Effect.

         Section 3.25 Personnel. Section 3.25 of the Company Disclosure Schedule sets forth a list of all employees as of June 30, 1998 of each Company and Company Subsidiary. Such list indicates as to each such employee who is a Shareholder and each other such employee whose current annualized salary, bonus and benefits exceed US$100,000: (a) date of commencement of service and period of continuous employment; (b) job title or brief job description and place of work; (c) any material commitments or arrangements with such employees as to salary or bonuses, if applicable, other than those commitments or arrangements set forth in Section 3.13 of the Company Disclosure Schedule; and (d) as of the date hereof, the names of any such employees who have given or received notice to terminate their employment. Except as disclosed in Section 3.25 of the Company Disclosure Schedule, to the Knowledge of each Seller, Company or Company Subsidiary, since June 30, 1998, no officer, director or employee thereof has given notice or indicated his or her intent to give notice of termination of employment, which termination, together with any such other terminations would be reasonably likely to have a material adverse effect on the Companies and the Company Subsidiaries taken as a whole.

         Section 3.26 Disclosure Documents. None of the information included in the Offering Memorandum or Proxy Statement supplied or to be supplied by any Shareholder, Related JLW Owner, Seller, Company or Company Subsidiary relating to any Shareholder, Related JLW Owner, JLW Seller, Company, Asia Region Company or Europe/USA Region Company, or any of their respective Subsidiaries, including the SCCA or the Integration, for inclusion in the Offering Memorandum and the Proxy Statement, as the case may be, will, in the case of the Offering Memorandum, at the time of mailing to the Shareholders, and, in the case of the Proxy Statement, either at the time of mailing of the Proxy Statement to stockholders of Parent or at the time of the meeting of such stockholders to be held in connection therewith, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

         Section 3.27 Integration Matters. Except as set forth in Section 3.27 of the Company Disclosure Schedule, the Integration, as it relates to the Shareholders, the Related JLW Owners, the Sellers, the Companies and the Company Subsidiaries, will be completed in compliance in all material respects with all applicable Laws and will not result in any material Liability to any of the Companies, the Company Subsidiaries, Parent or Parent's Affiliates. The copies of the Integration Agreements and the Ancillary Documents (as defined in the Integration Plan) heretofore delivered to and approved by Parent by or on behalf of the Shareholders' Representatives are complete and correct copies thereof.

         Section 3.28 Related Party Transactions. Section 3.28 of the Company Disclosure Schedule contains an accurate listing of any current or former directors, officers or key employees of any Company or Company Subsidiary and, to the Knowledge of any Seller, Company or Company Subsidiary, any relatives of any of the foregoing, who is, directly or indirectly, a party to any transaction (other than in respect to compensation or travel expense account reimbursement in the ordinary course of business consistent with past practice) with or has any loan or obligation outstanding to or from any Company or Company Subsidiary (or for which any of them is or may be liable under any guarantee or otherwise).
Section 3.28 of the Company Disclosure Schedule sets forth a brief description of each such transaction, including without limitation, any Contract providing for the furnishing of services (other than employment contracts), or the rental of real or personal property from, or otherwise requiring payments to, any such Person or to any relative of any such Person.

         Section 3.29 Securities Laws Matters. Neither any Seller, Company or Company Subsidiary, nor any of their respective Affiliates, nor any Person acting on its or their behalf, (i) has made or will make, directly or indirectly, offers or sales of any security, or has solicited or will solicit offers to buy any security, under circumstances that would require the consent of any Authority under applicable Australian securities laws in connection with the issuance of the Convertible Notes (or the Consideration Shares issuable upon conversion thereof) hereunder, or (ii) has engaged, or will engage, in any "directed selling efforts" (as defined in Regulation S) with respect to the Consideration Shares or the Convertible Notes. The principal amount of each Convertible Note, and therefore the amount payable by JLW Australia Parent and each Shareholder in respect of Consideration Shares issued to or on behalf of JLW Australia Parent and each such Shareholder upon conversion of such Convertible Note, will not be less than A$500,000.

         Section 3.30 Opinion of Financial Advisor. The Sellers have received the opinion of Peter J. Solomon Company Limited, financial advisor to the Sellers, to the effect that, as of the date of this Agreement, the Consideration to be received by the Shareholders and the Other Shareholders under this Agreement and the Other Purchase

Agreements is, in the aggregate, fair to such Shareholders and Other Shareholders from a financial point of view.

         Section 3.31 Certain Fees. Except as contemplated by the agreements listed in Section 3.13(a)(xiii) of the Company Disclosure Schedule, no Seller, Company or Company Subsidiary or any of their respective officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees or for any financial advisory or consulting fees, in each case in connection with the transactions contemplated by this Agreement or the other Operative Agreements, including, without limitation, the Integration.


                                  ARTICLE IIIA

                       CERTAIN REPRESENTATIONS, WARRANTIES
                       -----------------------------------
                          AND COVENANTS OF THE SELLERS
                          ----------------------------

                  The Sellers, jointly and severally, make the representations and warranties set forth below to the Buyers:

         Section 3.1A Ownership and Sale of Shares. To the extent that any Seller is identified on Annex E hereto as owning Shares of one or more of the Companies, except as set forth in Section 3.1A of the Company Disclosure Schedule, such Seller owns, and will, as of the Closing Date, own, legally and beneficially (or, in the case of a Seller that is a trustee, legally) the Shares identified on Annex E hereto as being owned by such Seller, and such Seller shall sell to US Acquisition Sub or Australia Acquisition Sub, as applicable, at the Closing such Shares together with all rights of any nature whatsoever now or after the date of this Agreement attached or accruing to them, free and clear of all Encumbrances. US Acquisition Sub or Australia Acquisition Sub, as applicable, shall, from and after the Closing, be entitled to exercise all rights attached or accruing to the Shares transferred to it by such Seller, including, without limitation, the right to receive all dividends paid or made on or after the Closing Date (except as otherwise contemplated by this Agreement). Such Seller does not own or have an interest in any other Shares. Upon completion of the Integration, such Seller will have no rights in or to any of the specific assets, properties or rights (other than cash permitted to be distributed or paid in accordance with the Integration Agreements or this Agreement) of or used by any Company or Company Subsidiary. Such Seller has nor right or claim to any payment or consideration (other than cash permitted to be distributed or paid in accordance with the Integration Agreements or this Agreement) from any Company or Company Subsidiary as a result of or in connection with the consummation of the transactions contemplated by this Agreement, the other Operative Agreements and the Integration Agreements.

         Section 3.2A Authorization. (a) If any Seller is a Trustee Seller, such Seller is the lawful and duly appointed trustee of the Applicable Trust, and has full power, authority and legal right under the Applicable Trust Deed and otherwise, to own the Shares that such Trustee Seller, in its capacity as such trustee, now owns and to execute, deliver and perform its obligations under this Agreement, the other Operative Agreements and the Integration Agreements to which such Seller is a party and to consummate the transactions contemplated hereby and thereby. There are no trustees of any Applicable Trust other than the Seller who has entered into this Agreement on behalf of the beneficiaries under the Applicable Trust Deed and such Seller has caused to be delivered to Parent a true, complete, and correct copy of the Applicable Trust Deed or other evidence satisfactory to the Buyers of such Seller's power, authority and legal right referred to above. Except as set forth in Section 3.1A of the Company Disclosure Schedule, each Seller has taken all action necessary to authorize and approve the execution and the delivery by such Seller of this Agreement, the other Operative Agreements and the Integration Agreement to which such Seller is a party, and no other action on the part of the beneficiaries of the Applicable Trust is required for such Seller to execute and deliver this Agreement, the other Operative Agreements and each Integration Agreement to which such Seller is a party, and to consummate the transactions contemplated hereby and thereby. This Agreement, the other Operative Agreements, and each Integration Agreement to which such Seller is a party, has been duly and validly executed and delivered by such Seller, and constitutes a valid and binding agreement of such Seller, enforceable against such Seller in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization and other similar Laws affecting creditors generally and by general principles of equity, regardless of whether in a proceeding in equity or at law.

                  (b) If any Seller is a Corporate Seller, such Seller has all requisite corporate power and authority to own the Shares that such Seller owns, and to execute, deliver and perform its obligations under this Agreement, the other Operative Agreements and each Integration Agreement to which it is a party and to consummate the transactions contemplated hereby and thereby. Except as set forth in Section 3.2A of the Company Disclosure Schedule, such Seller has taken all corporate action necessary to authorize and approve the execution and delivery by such Seller of this Agreement, the other Operative Agreements and each Integration Agreement to which it is a party, and no other action on the part of the shareholders of such Seller is required for such Seller to execute and deliver this Agreement, the other Operative Agreements and each Integration Agreement to which it is a party, and to consummate the transactions contemplated hereby and thereby. This Agreement, the other Operative Agreements and each Integration Agreement to which such Seller is a party has been duly and validly executed and delivered by such Seller and constitutes a valid and binding agreement of such Seller, enforceable against such Seller in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization and other similar Laws affecting creditors generally and by general principles of equity, regardless of whether in a proceeding at equity or in law.

         Section 3.3A No Violation. Neither the execution and delivery by any Seller of this Agreement, the other Operative Agreements or any Integration Agreement to which such Seller is a party nor the consummation by such Seller of the transactions contemplated hereby or thereby shall: (i) violate or be in conflict with any provision of the certificate of incorporation and bylaws or memorandum or articles of association (or similar organizational documents), as applicable, of such Seller (or, in the case of a Trustee Seller, the Applicable Trust Deed); (ii) violate, be in conflict with, constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, cause or permit the acceleration of, or give rise to any right of termination, imposition of fees or penalties under, any debt, Contract, instrument or other obligation to which such Seller is a party or by which its assets are bound or affected, or result in the creation or imposition of any Lien upon any property or assets (including any Encumbrance upon any Shares) of such Seller (or, in the case of a Trustee Seller, of the Applicable Trust); or
(iii) violate any applicable Law of any Authority; except, in the case of clause
(ii) or (iii) above, for any of the same that, individually or in the aggregate, would not materially impair the ability of such Seller to perform its obligations hereunder or thereunder or prevent or materially delay the consummation of the transactions contemplated hereby and thereby.

         Section 3.4A Consents and Approvals. Except as set forth in Section 3.4A, 3.6 or 3.7 of the Company Disclosure Schedule, no Consents from or of any third party or any Authority are necessary for execution and delivery by any Seller of this Agreement, the other Operative Agreements or the Integration Agreements to which such Seller is a party or the consummation by such Seller of the transactions contemplated hereby or thereby, except for compliance with the Required Regulatory Approvals, and except for such other Consents as to which the failure to obtain, individually or in the aggregate, would not impair the ability of such Seller to perform its obligations hereunder or thereunder or prevent or materially delay the consummation of the transactions contemplated hereby and thereby.

         Section 3.5A Investment Matters. (a) Each Seller is resident in the jurisdiction of its incorporation or formation.

                  (b) Each Seller agrees not to engage in any hedging transactions with regard to the Convertible Notes (and the Consideration Shares issuable upon conversion thereof) unless in compliance with the Securities Act.

                  (c) Each Seller acknowledges and agrees that the Convertible Notes (and the Consideration Shares issuable upon conversion thereof) being offered and sold to it are being offered and sold in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that Parent is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Seller set forth herein in order to determine the applicability of such exemptions and the suitability of such Seller to acquire the Convertible Notes (and the Consideration Shares issuable upon conversion thereof).

                  (d) Each Seller has received and has had an opportunity to carefully review Parent's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, Parent's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1998 and June 30, 1998, Parent's 1997 Annual Report to Stockholders and proxy statement dated March 31, 1998 and Parent's Current Report on Form 8-K dated September 3, 1998, and the Seller has had a reasonable opportunity to ask questions of and receive answers from Parent concerning Parent, and to obtain any additional information reasonably necessary to verify the accuracy of the information furnished to the Seller concerning Parent and all such questions, if any, have been answered to the full satisfaction of Seller.

                  (e) Each Seller acknowledges that no representations or warranties have been made to it by Parent or any agent, employee or Affiliate of Parent other than those contained in this Agreement, and in entering into this transaction such Seller is not relying upon any information, other than that referred to in the foregoing paragraph, contained in this Agreement and the other Operative Agreements, and the results of independent investigations by such Seller and its representatives; provided, that each Seller acknowledges and agrees that the only representations or warranties that Parent has made with respect to such information are as set forth in Sections 4.7 of this Agreement.

         Section 3.6A Regulation S.

                  (a) Each Seller acknowledges that each certificate representing the Convertible Notes delivered to or on behalf of such Seller and, if the Conversion Right is exercised, each certificate representing Consideration Shares delivered to or on behalf of such Seller shall include the following legend:

         THE [NOTE] [SHARES] REPRESENTED BY THIS CERTIFICATE (THE ['NOTE']['SHARES']) HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE 'ACT'), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH BELOW. [THE SALE, PLEDGE OR OTHER TRANSFER OF THIS NOTE WITHOUT THE PRIOR WRITTEN CONSENT OF [JLLINT, INC.] [LPI (AUSTRALIA) HOLDINGS PTY LIMITED] (["US ACQUISITION SUB"] ["AUSTRALIA ACQUISITION SUB"]) IS PROHIBITED.] BY THE ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT SUCH HOLDER IS NOT A U.S. PERSON AND IS ACQUIRING THE [NOTE] [SHARES] IN AN OFFSHORE TRANSACTION, (2) AGREES THAT SUCH HOLDER WILL NOT RESELL OR OTHERWISE TRANSFER THE [NOTE] [SHARES] EXCEPT (A) TO JONESLANG LASALLE INCORPORATED (THE 'COMPANY') OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (C) INSIDE THE UNITED STATES, TO A TRANSFEREE THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE COMPANY A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SHARES (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE COMPANY), (D) OUTSIDE THE UNITED STATES, IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULES 903, 904 AND 905 UNDER THE ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE ACT (IF AVAILABLE) OR (F) PURSUANT TO ANY OTHER EXEMPTION FROM REGISTRATION UNDER THE ACT (IF AVAILABLE) AND (3) AGREES THAT SUCH HOLDER WILL GIVE EACH PERSON TO WHOM THE [NOTE] [SHARES] ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN

         CONNECTION WITH ANY TRANSFER OF THE [NOTE] [SHARES] PURSUANT TO CLAUSES
         (C), (E) OR (F) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT. AS USED HEREIN, THE TERMS 'OFFSHORE TRANSACTION,' 'UNITED STATES' AND 'U.S. PERSON' HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE ACT.

                  (b) Each Seller acknowledges that any certificate representing Consideration Shares issuable upon such conversion shall also include the following legend:

                  IN ADDITION, THE SHARES ARE SUBJECT TO THE PROVISIONS OF A STOCKHOLDER AGREEMENT, DATED AS OF OCTOBER 21, 1998, BY AND BETWEEN THE COMPANY AND THE PERSON WHOSE NAME APPEARS ON THE REVERSE HEREOF, AND AN INDEMNITY AND ESCROW AGREEMENT, DATED AS OF OCTOBER 21, 1998, BY AND AMONG THE COMPANY, THE PERSON WHOSE NAME APPEARS ON THE REVERSE HEREOF AND THE OTHER PARTIES NAMED THEREIN, WHICH INCLUDE, WITHOUT LIMITATION, VARIOUS ADDITIONAL RESTRICTIONS ON TRANSFER OF THE SHARES AND THE GRANTING OF CERTAIN VOTING RIGHTS, A COPY OF WHICH WILL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST WITHOUT CHARGE.

                  (c) Each Seller understands that the Convertible Notes (and the Consideration Shares issuable upon conversion thereof) are being issued in reliance on Regulation S and have not been registered under the Securities Act or with any securities regulatory authority of any state of the United States or other jurisdiction and, therefore, that such Convertible Notes (and the Consideration Shares issuable upon conversion thereof, or any securities issued in exchange therefor or in substitution thereof) cannot be resold in the absence of such registration, except pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

                  (d) The transfer of the Convertible Notes by any Seller to the related Shareholders will be made only in accordance with the applicable provisions of Rule 903, 904 or 905 under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act.

                  (e) Each Seller is, and any Person for whose account it is acquiring Convertible Notes (and the Consideration Shares issuable upon conversion thereof) is, outside the "United States" (as defined under Regulation
S), and this Agreement and each of the Other Operative Agreements was executed, and the investment decision to enter into this Agreement was made, outside the United States.

                  (f) No Seller is in the business of buying and selling securities.

                  (g) No Seller, nor any of its Affiliates, nor anyone acting on behalf of any of the foregoing has engaged in, and during the Restricted Period will not engage in, any "directed selling efforts" (as defined under Regulation
S) with respect to any Convertible Notes (or the Consideration Shares issuable upon conversion thereof).


                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF PARENT,
                    -----------------------------------------
                US ACQUISITION SUB AND AUSTRALIA ACQUISITION SUB
                ------------------------------------------------

                  Parent, US Acquisition Sub and Australia Acquisition Sub, jointly and severally, hereby represent and warrant to each of the JLW Parties that:

         Section 4.1 Corporate Organization. Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland. Parent (i) has all requisite corporate power and authority to carry on its businesses as they are now being conducted by it and to own the properties and assets it now owns; and (ii) is duly qualified or licensed to do business as a foreign Person (and, if applicable, in good standing) in all the jurisdictions in which such qualification or licensing is required, except jurisdictions in which the failure to be so qualified or licensed (or, if applicable, in good standing) would not be reasonably expected to have a Parent Material Adverse Effect. True and complete copies of the Articles of Incorporation of Parent ("Parent Articles of Incorporation") and the Amended and Restated Bylaws of Parent ("Parent Bylaws"), as presently in effect, are attached to Section 4.1 of the Parent Disclosure Schedule.

         Section 4.2 Capitalization. The authorized capital stock of Parent consists of 100,000,000 shares of Parent Common Stock and 10,000,000 shares of preferred stock, $.01 par value per share ("Parent Preferred Stock"). As of September 30, 1998, there were outstanding 16,230,358 shares of Parent Common Stock, no shares of Parent Preferred Stock and no shares of Parent Common Stock or Parent Preferred Stock were held in Parent's treasury. In addition, as of September 30, 1998, 2,215,000 shares of Parent Common Stock were reserved or registered for issuance under Parent's Employee Stock Purchase Plan, as amended, 1997 Stock Award and Incentive Plan, as amended, and Stock Compensation Program, as amended (collectively, the "Parent Stock Plans"), and no shares of Parent Common Stock or Parent Preferred Stock were specifically reserved or registered for any other purposes. All of the issued and outstanding shares of Parent Common Stock have been validly issued and are fully paid and non-assessable and free of preemptive rights, and the Consideration Shares will be (when issued as contemplated by this Agreement) validly issued and fully paid and non-assessable and free of pre-emptive rights. Except as set forth in this Section 4.2, except for the obligation of Parent to issue Consideration Shares and ESOT Shares under this Agreement and to issue Consideration Shares (as defined under the Other Purchase Agreements) and ESOT Shares under the Other Purchase Agreements, and except under the Parent Stock Plans, including upon the exercise of options outstanding as of September 30, 1998 to purchase an aggregate of 1,110,400 shares of Parent Common Stock and any such options issued or granted subsequent to September 30, 1998 ("Parent Options"), as of the date hereof, there are outstanding, (i) no shares of capital stock or other voting securities of Parent, (ii) no securities of Parent or any Parent Subsidiary convertible into or exchangeable for shares of capital stock or voting securities of Parent and
(iii) no options or other rights to acquire from Parent or any Parent Subsidiary, and no obligation of Parent or any Parent Subsidiary to issue, any capital stock or, voting securities of Parent or securities convertible into or exchangeable for capital stock or voting securities of Parent (the items in clauses (i), (ii) and (iii) being referred to collectively as the "Parent Securities"). Other than under the Parent Stock Plans and as set forth in
Section 4.2 of the Parent Disclosure Schedule, there are no outstanding obligations of Parent or any Parent Subsidiaries to repurchase, redeem or otherwise acquire any Parent Securities.

         Section 4.3 Subsidiaries and Affiliates. Except as set forth in Section
4.3 of the Parent Disclosure Schedule, all the outstanding capital stock or other equity interests of each Parent Significant Subsidiary is owned, directly or indirectly, as of the date hereof by Parent and will be owned, directly or indirectly, as of the Closing Date, by Parent, in each case free and clear of all Encumbrances, and has been validly issued and is fully paid and, to the extent that the concept of assessability of capital stock is potentially applicable, is nonassessable. Each Parent Significant
Subsidiary: (i) is duly organized or incorporated and validly existing (and, if applicable) in good standing under the laws of its jurisdiction of incorporation or formation; (ii) has all requisite corporate or similar power and authority to carry on its business as it is now being conducted and to own the properties and assets it now owns; and (iii) is duly qualified or licensed to do business as a foreign Person (and, if applicable, in good standing) in all jurisdictions in which such qualification or licensing is required, except jurisdictions in which the failure to be so qualified or licensed (or, if applicable, in good standing) would not have a Parent Material Adverse Effect. True and complete copies of the certificate of incorporation and bylaws or similar charter documents, as presently in effect, of each Parent Significant Subsidiary have been previously provided to the JLW Parties. For purposes of this Section 4.3 only, "Parent Significant Subsidiaries" shall be deemed to include US Acquisition Sub and Australia Acquisition Sub.

         Section 4.4 Authorization. (a) Parent has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the other Operative Agreements and to carry out the transactions contemplated hereby and thereby. The Board of Parent has taken all corporate action (including all action of the Board) necessary to authorize and approve the execution, delivery and performance of this Agreement and the other Operative Agreements and no other corporate action is required on the part of Parent to authorize the execution, delivery and performance of this Agreement and the other Operative Agreements (including without limitation the issuance of the Convertible Notes and the issuance of Consideration Shares upon conversion of the Convertible Notes or otherwise), subject only to approval of (i) the amendment and restatement of the Parent Articles of Incorporation as described in Section 1.9(a)(i)(A) hereof, (ii) the issuance of the Consideration Shares and (iii) the amendments to Parent's amended and restated stock incentive plan as described in Section 1.9(a)(i)(C) hereof (collectively, the "Proposed Actions"), in each case by the affirmative vote of the holders of a majority of the shares of Parent Common Stock present in person or represented by proxy at the meeting contemplated by Section 6.5(a) hereof, and to consummate the transactions contemplated hereby and thereby. This Agreement has been duly and validly executed and delivered by Parent, and this Agreement constitutes, and each other Operative Agreement (including without limitation the Convertible Notes), to which Parent is to be a party, when executed and delivered by Parent, will constitute a valid and binding agreement of Parent, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization and other similar Laws affecting creditors generally and by the availability of equitable remedies.

                  (b) Each of US Acquisition Sub and Australia Acquisition Sub has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, and the other Operative Agreements to which it is a party and to carry out the transactions contemplated hereby and thereby. The board of directors of each of US Acquisition Sub and Australia Acquisition Sub, as applicable, has taken all corporate action necessary to authorize and approve the execution, delivery and performance of this Agreement and the other Operative Agreements to which it is a party and no other corporate action is required on the part of US Acquisition Sub or Australia Acquisition Sub, as applicable to authorize the execution, delivery and performance by it of this Agreement and the other Operative Agreements to which it is a party. This Agreement has been duly and validly executed and delivered by US Acquisition Sub and Australia Acquisition Sub, and this Agreement constitutes, and each other Operative Agreement to which US Acquisition Sub and Australia Acquisition Sub is a party, when executed and delivered by US Acquisition Sub and Australia Acquisition Sub, as applicable, will constitute a valid and binding agreement of US Acquisition Sub and Australia Acquisition Sub, as applicable, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization and other similar Laws affecting creditors generally and by the availability of equitable remedies.

         Section 4.5 No Violation. Neither the execution and delivery by Parent, US Acquisition Sub or Australia Acquisition Sub of this Agreement nor any other Operative Agreement nor the consummation by Parent, US Acquisition Sub and Australia Acquisition Sub of the transactions contemplated hereby or thereby shall: (i) violate or be in conflict with any provision of the Parent Articles of Incorporation, Parent Bylaws or the certificate of incorporation or bylaws (or similar organizational documents) of any Parent Subsidiary; (ii) except as specified in Section 4.5 or 4.6 of the Parent Disclosure Schedule, violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, cause or permit the acceleration of, or give rise to any right of termination, imposition of fees or penalties under any debt, Contract, instrument or other obligation to which Parent or any Parent Subsidiary is a party or by which their respective assets are bound, or result in the creation or imposition of any Lien upon any property or assets of Parent or any Parent Subsidiary; or (iii) violate any applicable Law of any Authority; except, in the case of clauses (ii) and (iii) above, for any of the same that, individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect or materially impair the ability of Parent, US Acquisition Sub or Australia Acquisition Sub to perform its obligations hereunder or thereunder or prevent or materially delay the consummation of the transactions contemplated hereby and thereby.

         Section 4.6 Consents and Approvals. Except as set forth in Section 4.5 or 4.6 of the Parent Disclosure Schedule, no Consents from or of any third party or any Authority are necessary for execution and delivery of this Agreement or the other Operative Agreements by Parent, US Acquisition Sub or Australia Acquisition Sub or the consummation by Parent, US Acquisition Sub or Australia Acquisition Sub of the transactions contemplated hereby and thereby, except for such Consents as to which the failure to obtain, individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect or materially impair the ability of Parent, US Acquisition Sub or Australia Acquisition Sub to perform its obligations hereunder or thereunder or prevent or materially delay the consummation of the transactions contemplated hereby and thereby.

         Section 4.7 SEC Reports and Financial Statements. Each periodic report, registration statement and definitive proxy statement filed by Parent with the SEC since July 17, 1997 (as such documents have since the time of their filing been amended and each document filed between the date hereof and the Closing, the "Parent SEC Reports"), which include all the documents (other than preliminary material) that Parent was required to file with the SEC since such date, as of their respective dates, complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, applicable to such Parent SEC Reports. None of the Parent SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except for such statements, if any, as have been modified by subsequent filings prior to the date hereof. The financial statements of Parent and its Subsidiaries included in such reports comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with US GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q of the SEC) and fairly present (subject in the case of the unaudited statements, to normal, year-end audit adjustments which are not material in amount or effect) the consolidated financial position of Parent and its Subsidiaries as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended.

         Section 4.8 No Undisclosed Liabilities. There are no Liabilities of Parent or any Parent Subsidiary of any kind whatsoever and Parent knows of no valid basis for the assertion of any such Liabilities, and no existing condition, situation or set of circumstances exists which could reasonably be expected to result in a Liability, other than:

                  (a) Liabilities adequately and expressly reflected and reserved for on the unaudited consolidated balance sheet of Parent and the Parent Subsidiaries as of June 30, 1998 (including the notes thereto) contained in the Parent SEC Reports (the "Parent Interim Balance Sheet");

                  (b) Liabilities incurred in the ordinary and usual course of business consistent with past practice since June 30, 1998;

                  (c) Liabilities set forth in Section 4.8(c) of the Parent Disclosure Schedule; and

                  (d) Liabilities which, individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect.

         Section 4.9 Absence of Certain Changes or Events. Except as and to the extent disclosed in the Parent SEC Reports and as and to the extent set forth in
Section 4.9 of the Parent Disclosure Schedule, since June 30, 1998, (a) Parent and each Parent Subsidiary has conducted its businesses only in the ordinary and usual course of business consistent with past practice and (b) (i) no individual or cumulative material adverse change in or effect on the business, properties, assets, liabilities, financial condition or results of operations of Parent and the Parent Subsidiaries, taken as a whole, has occurred; (ii) no individual or cumulative event or development has occurred that is reasonably expected to have a Parent Material Adverse Effect; or (iii) neither Parent nor any Parent Subsidiary has taken, or permitted to be taken, any action that, if taken or permitted to be taken during the period from the date of this Agreement through the Closing Date without the consent of the Sellers' Representatives, would constitute a breach of Section 6.1 hereof. Parent has heretofore delivered to the Sellers a true and correct copy of the Purchase Agreement dated as of August 31, 1998 by and among Parent, a Subsidiary of Parent, Lend Lease Corporation Limited and certain Subsidiaries thereof, together with all related exhibits and schedules (the "Compass Agreement"), and except as set forth in Section 4.9 of the Parent Disclosure Schedule, the transactions contemplated by the Compass Agreement have heretofore been consummated in accordance with the terms of such agreement.

         Section 4.10 Licenses and Other Authorizations. Parent and the Parent Subsidiaries have received all Licenses of any Authority material to the ownership or leasing of their respective properties and to the conduct of their respective businesses as currently conducted. Except as disclosed in Section
4.10 of the Parent Disclosure Schedule, all such Licenses are valid and in full force and effect. Parent and the Parent Subsidiaries are operating in material compliance with the conditions and requirements of such Licenses and, except as disclosed in Section 4.10 of the Parent Disclosure Schedule, no proceeding is pending or, to the Knowledge of Parent, threatened, seeking the revocation or limitation of any such Licenses. Assuming the related Consents set forth in
Section 4.5 or 4.6 of the Parent Disclosure Schedule have been obtained prior to the Closing Date, none of such Licenses will be terminated or impaired or become terminable as a result of the transactions contemplated hereby or by the other Operative Agreements.

         Section 4.11 Insurance. All material policies of property, fire, liability, worker's compensation and other forms of insurance owned or held by Parent or any Parent Subsidiary are in full force and effect, and all premiums with respect thereto covering all periods up to and including the date of the Closing have been paid, if due, and no notice of cancellation or termination has been received with respect to any such policy. Such policies shall not terminate or lapse prior to or on the Closing Date by reason of the transactions contemplated by this Agreement or any other Operative Agreement.

         Section 4.12 Labor Relations. Except to the extent set forth in Section
4.12 of the Parent Disclosure Schedule: (a) neither Parent nor any Parent Subsidiary is a party to any collective bargaining agreements, other Contracts, written work rules or practices agreed to with any labor organization, employee association or works council or body of employee representatives; (b) there is no unfair labor practice charge or complaint against Parent or any Parent Subsidiary pending or, to the Knowledge of Parent, threatened before the National Labor Relations Board or any similar foreign Authority which in either case would reasonably be expected to have a Parent Material Adverse Effect; and
(c) there is no labor strike, dispute, slowdown, lockout or stoppage pending or, to the Knowledge of Parent, threatened against or affecting Parent or any Parent Subsidiary which would reasonably be expected to have a Parent Material Adverse Effect.

         Section 4.13 Parent Employee Benefit Matters. (a) U.S. Employee Benefit Matters: Section 4.13(a) of the Company Disclosure Schedule sets forth a true and complete list of each Parent Domestic Plan, whether formal or informal, written or oral, and indicates which of such Parent Domestic Plans is a "multiemployer plan," as such term is defined in section (3)(37) of ERISA. No Parent Domestic Plan that is a "single employer plan," as such term is defined in section 3(41) of ERISA, is subject to Section 302 or Title IV of ERISA. Except as set forth in
Section 4.13(a) of the Parent Disclosure Schedule, with respect to each Parent Domestic Plan that is a single employer plan: (i) each such plan has been established and maintained in compliance in all material respects with its terms, including ERISA and the Code; (ii) with respect to each such plan that is intended to be "qualified" within the meaning of Section 401(a) of the Code, such plan has been determined by the IRS to be so qualified (and no fact or circumstance exists which would affect such qualification); (iii) (A) neither Parent nor any Parent Subsidiary has filed an application under Rev. Proc. 98-22, 1998-12 I.R.B. (the Employee Plans Compliance Resolution System) or any predecessor program thereto with respect to any Parent Domestic Plan, (B) any liabilities with respect of previous filings under such programs have been satisfied in full, and (C) no fact or circumstance exists that would necessitate such a filing to maintain the qualified status of any Parent Domestic Plan; (iv) no such plan has an accumulated or waived funding deficiency within the meaning of Section 412 of the Code; (v) neither Parent nor any Parent Subsidiary, nor any such plan or trust created thereunder or any trustee or administrator thereof has engaged in a transaction in connection with which Parent or any Parent Subsidiary, any such plan, any such trust, or any trustee or administrator thereof, or any party dealing with any such plan or any such trust could be subject to either a civil penalty assessed pursuant to section 409 or 502(i) of ERISA or a tax imposed pursuant to Section 4975 or 4976 of the Code;
(vi) full payment has been made, or will be made in accordance with Section 404(a)(6) of the Code, of all amounts which Parent, any Parent Subsidiary or ERISA Affiliate thereof is required to pay under the terms of each such plan as of the last day of the most recent plan year thereof ended prior to the date of this Agreement, and all such amounts properly accrued through the Closing Date with respect to the current plan year thereof will be paid by Parent or the applicable Parent Subsidiary on or prior to the Closing Date or will be properly reflected on the books and records of Parent or the applicable Parent Subsidiary or ERISA Affiliate; (vii) no such plan provides medical, surgical, hospitalization, death or similar benefits (whether or not insured), with respect to current or former employees of Parent or any Parent Subsidiary for periods extending beyond their retirement or other termination of service (other than (A) coverage mandated by applicable law, (B) death benefits under any "employee pension benefit plan," as that term is defined in Section 3(2) of ERISA, (C) deferred compensation benefits accrued as liabilities on the books and records of Parent or such sponsoring Parent Subsidiary or (D) benefits the full cost of which is borne by the current or former employee (or his beneficiary)); and (viii) no amounts payable under any such plans will fail to be deductible for Federal income tax purposes by virtue of Section 162(m) or 280G of the Code. Neither Parent nor any Parent Subsidiary has an outstanding liability in respect of (i) a failure to make a required contribution or payment to a multiemployer plan or
(ii) a complete or partial withdrawal under Section 4203 or 4205 of ERISA from a multiemployer plan. No circumstance exists that presents a material risk of a partial withdrawal from a multiemployer plan. To the Knowledge of Parent and each Parent Subsidiary, no circumstance exists that presents a material risk that any such plan will go into reorganization.

                  (b) Non-U.S. Employee Benefit Matters: Section 4.13(b) of the Parent Disclosure Schedule sets forth a true and complete list of each Parent Foreign Plan, whether formal or informal, written or oral. Except to the extent set forth in Section 4.13(a) of the Parent Disclosure Schedule: (i) each Parent Foreign Plan required to be filed or registered with or approved by any applicable governmental or regulatory body or authority has been so filed, registered or approved and has been maintained in good standing with such body or authority, and each such Parent Foreign Plan is now and has always been operated in full compliance in all material respects with all applicable laws and regulations; (ii) no Parent Foreign Plan is subject to the provisions of ERISA; (iii) the fair market value of the assets of each funded Parent Foreign Plan, the liability of each insurer for any Parent Foreign Plan funded through insurance or the book reserve established for any Parent Foreign Plan together with any contributions accruing on or before the Closing Date, in each case as shall be reflected in the books and records of Parent or the Parent Subsidiary sponsoring such Parent Foreign Plan, are or will be sufficient, on a combined basis, to procure or provide for the benefits determined on an ongoing basis accrued to the Closing Date payable to all current and former participants of such Parent Foreign Plan according to the actuarial assumptions and valuations most recently used to determine employer contributions to such Parent Foreign Plan; and (iv) full payment has been made or will be made, in accordance with applicable law and the provisions of each Parent Foreign Plan, of all amounts which Parent or any Parent Subsidiary is required to pay on or prior to the Closing Date under the terms of each Parent Foreign Plan as of the last day of the most recent plan year thereof ended prior to the date of this Agreement, and all such amounts properly accrued through the Closing Date with respect to the current plan year thereof ended prior to the date of this Agreement, and all such amounts properly accrued through the Closing Date with respect to the current plan year thereof will be paid by Parent or such Parent Subsidiary on or prior to the Closing Date or will be properly reflected on the books and records of Parent or such Parent Subsidiary.

                  (c) Parent Domestic Plans and Parent Foreign Plans: Except to the extent set forth in Section 4.13(c) of the Parent Disclosure Schedule, (i) with respect to each Parent Domestic Plan that is a single employer plan and with respect to each Parent Foreign Plan, Parent has heretofore delivered to Sellers' Representatives true and complete copies of each of the following documents: (A) a copy of such Parent Domestic Plan and Parent Foreign Plan (including all amendments thereto), (B) a copy of the annual report (which shall include non-discrimination tests, where applicable), if required under ERISA or other applicable law, with respect to each such Parent Domestic Plan and Parent Foreign Plan for the two most recently completed plan years, (C) a copy of the actuarial report, if required under ERISA or other applicable law, with respect to each such Parent Domestic Plan and Parent Foreign Plan for the three most recently completed plan years, (D) a copy of the most recent "summary plan description," together with each "summary of material modifications," required under ERISA with respect to each Parent Domestic Plan, and any plan description, required under applicable law with respect to each Parent Foreign Plan, (E) if the Parent Domestic Plan or Parent Foreign Plan is funded through a trust or any third-party funding vehicle, a copy of the trust or other funding agreement (including all amendments thereto) and the latest financial statements thereof, and (F) the most recent determination letter received from the IRS with respect to such Parent Domestic Plan that is intended to be qualified under Section 401 of the Code, and the most recent letter, certification or other document, if any, received from any applicable governmental or regulatory body or authority evidencing the registration and/or approval of any Parent Foreign Plan required to be so registered or approved; (ii) there are no pending or, to the Knowledge of Parent and each Parent Subsidiary, threatened or anticipated material claims by, on behalf of or against any of the Parent Domestic Plans or Parent Foreign Plans, and no material litigation or administrative or other proceeding (including, without limitation, any litigation or proceeding under Title IV of ERISA) has occurred or, to the Knowledge of Parent and each Parent Subsidiary, is threatened involving any Parent Domestic Plan or Parent Foreign Plan, and
(iii) the consummation of the transactions contemplated by this Agreement or any other Operative Agreement shall not, either alone or in combination with another event, except as set forth in Section 4.13(c) of the Parent Disclosure Schedule,
(A) accelerate the time of payment or vesting or increase the amount of compensation due any employee or officer of Parent or any Parent Subsidiary, (B) entitle any current or former employee or officer of Parent or any Parent Subsidiary to severance pay, unemployment compensation or any other payment, except as expressly provided in this Agreement, or (C) with respect to any Parent Domestic Plan that is a single employer plan, constitute a prohibited transaction described in Section 406 of ERISA or Section 4975 of the Code for which an exemption is not available.

         Section 4.14 Litigation. Except as set forth in Section 4.14 of the Parent Disclosure Schedule, there is no Action pending or, to the Knowledge of Parent, threatened against or involving Parent or any Parent Subsidiary which would reasonably be expected to have a Parent Material Adverse Effect, or which questions or challenges the validity of this Agreement or any other Operative Agreement or any action taken or to be taken by Parent pursuant to this Agreement or any other Operative Agreement or in connection with the transactions contemplated hereby and thereby. Neither Parent nor any Parent Subsidiary is subject to any judgment, order or decree entered in any Action which purports to limit in any respect, or which may have a material adverse effect on, its business practices or its ability to acquire any property or conduct all or any material portion of the businesses conducted by Parent and the Parent Subsidiaries in any locality.

         Section 4.15 Compliance with Law. Except as set forth in Section 4.15 of the Parent Disclosure Schedule, the operations of Parent and each Parent Subsidiary have been and are being conducted in accordance with all applicable Laws and other requirements of any Authority having jurisdiction over Parent or any Parent Subsidiary, or any of their respective properties, assets or business, including, without limitation, all such Laws and requirements relating to antitrust, consumer protection, currency exchange, health, occupational safety, employment practices, wages and hours, pension, securities, and trading-with-the-enemy matters and planning and development, except for such matters as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

         Section 4.16 Taxes. Except as set forth in Section 4.16 of the Parent Disclosure Schedule:

                  (a) All Tax Returns required to be filed with respect to Parent and the Parent Subsidiaries or the affiliated, combined or unitary group of which Parent or any Parent Subsidiary is or was a member have been duly and timely filed, except for those returns which, individually or in the aggregate, would not have a Parent Material Adverse Effect, and all such Tax Returns are true, correct and complete. Parent and each Parent Subsidiary has duly and timely paid all Taxes and other charges that are due, whether or not shown as due on any Tax Return, except for Taxes reserved for on the financial statements of Parent and the Parent Subsidiaries. There are no Liens with respect to Taxes (except for Liens with respect to real property Taxes not yet due) upon any of the assets of Parent or any Parent Subsidiary. None of Parent or any Parent Subsidiary is a party to, is bound by, or has any obligation under, any Tax sharing, allocation, indemnity or similar Contract, nor is liable for the Taxes of any other person. Parent and the Parent Subsidiaries have established due and sufficient reserves on the financial statements of Parent and the Parent Subsidiaries for the payment of all Taxes in accordance with US GAAP.

                  (b) All Tax deficiencies that have been asserted, proposed or assessed in writing against or with respect to Parent or any Parent Subsidiary by any taxing authority have been paid in full or finally settled, and no issue (including with respect to transfer pricing) has been raised in writing by any taxing authority in any examination, audit or other proceeding that, by application of the same or similar principles, reasonably could be expected to result in a material proposed deficiency for any other period not so examined. There are no outstanding Contracts, consents, waivers or arrangements extending the statutory period of limitation applicable to any Tax Return or claim for, or the period for the collection or assessment of, Taxes due from Parent or any Parent Subsidiary for any taxable period.

                  (c) Neither Parent or any Parent Subsidiary has been or is in violation (or with notice or lapse of time or both, would be in violation) of any applicable Law relating to the payment or withholding of Taxes (including, without limitation, withholding of Taxes pursuant to Sections 1441 and 1442 of the Code or similar provisions under any foreign Laws). Parent and each Parent Subsidiary has duly and timely withheld from employee salaries, wages and other compensation and paid over to the appropriate taxing authorities all amounts required to be so withheld and paid over for all periods under all applicable Laws.

                  (d) No audit or other proceeding by any domestic or foreign court, governmental or regulatory authority, or similar Person is pending or, to the Knowledge of Parent and any Parent Subsidiary, threatened with respect to any Taxes due from Parent or any Parent Subsidiary or any Tax Return filed or required to be filed by or relating to Parent or any Parent Subsidiary.

                  (e) No claim has ever been made by an authority in any jurisdiction where Parent or any Parent Subsidiary has not filed Tax Returns that they are or may be subject to taxation by that jurisdiction.

         Section 4.17 Activities of US Acquisition Sub and Australia Acquisition Sub. As of the date hereof and the Integration Commencement Date, except for obligations or liabilities incurred or agreements or arrangements entered into in connection with the transactions contemplated hereby and by the Other Purchase Agreements, in connection with their incorporation or organization or described in Section 4.17 of the Parent Disclosure Schedule, neither US Acquisition Sub nor Australia Acquisition Sub has or will have incurred, directly or indirectly, any obligations or liabilities or engaged in any business activities of any type or kind whatsoever or entered into any agreements or arrangements with any Person.

         Section 4.18 Opinion of Financial Advisors. Parent has received the opinion of Morgan Stanley & Co. Incorporated, financial advisors to Parent, to the effect that, as of the date of this Agreement, the Consideration to be paid by the Buyers under this Agreement and the Other Purchase Agreements is fair to Parent's stockholders from a financial point of view.

         Section 4.19 Certain Fees. Except for Morgan Stanley & Co. Incorporated and William Blair & Company, neither Parent nor any of its officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated by this Agreement or the other Operative Agreements.

         Section 4.20 Disclosure Documents. The Offering Memorandum and the Proxy Statement will not, in the case of the Offering Memorandum, as of the date thereof, or, in the case of the Proxy Statement, either at the time of the mailing of the Proxy Statement to the stockholders of Parent or at the time of the meeting of such stockholders to be held in connection therewith, contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary to in order to make the statements therein, in light of the circumstances under which they are or were made, not misleading, provided that no representation or warranty is made as to the information included therein that relates to any Shareholder, Other Shareholder, JLW Seller, Company, Asia Region Company or Europe/USA Region Company, or any of their respective Subsidiaries, including, with respect to the Integration, this Agreement, the Other Purchase Agreements or the transactions contemplated hereby or thereby.

         Section 4.21 Other. The Board of Parent has approved this Agreement, the other Operative Agreements, the Other Purchase Agreements and the transactions contemplated hereby and thereby and such approval is sufficient to render inapplicable any "fair price," "moratorium," "control share acquisition" or other similar antitakeover statute or regulation enacted under the laws of the State of Illinois or the State of Maryland (including, without limitation, any of the provisions of Subtitle 6 or 7 of the General Corporation Law of Maryland) to the purchase or sale of the Consideration

Shares pursuant to this Agreement, the Joinder Agreements, the Other Purchase Agreements or the Other Joinder Agreements. As of the date hereof, Parent has not adopted any "poison pill" or "shareholder rights plan." As of the Closing Date, Parent will not have adopted a "poison pill" or "shareholder rights plan" which would be applicable to the transactions contemplated by this Agreement.


                                    ARTICLE V

                   COVENANTS OF THE SELLERS AND THE COMPANIES
                   ------------------------------------------

         Section 5.1 Operation of the Companies. From the date hereof to the Closing, except as described in Section 5.1 of the Company Disclosure Schedule or as otherwise permitted by or provided in this Agreement, the other Operative Agreements or the Integration Plan or the Integration Agreements, or except as consented to in writing by Parent (which consent shall not be unreasonably withheld or delayed), each of the Sellers and the Companies agrees that:

                  (a) Such Company shall (and the Seller which is the parent thereof shall cause such Company to), and shall (and the Seller which is the parent thereof shall cause such Company to) cause each Company Subsidiary which is a direct or indirect Subsidiary thereof to, conduct its business only in the ordinary and usual course and substantially in the same manner as heretofore conducted.

                  (b) Such Seller or Company shall (and the Seller which is the Parent thereof shall cause such Company to) perform all acts to be performed by it pursuant to this Agreement, any other Operative Agreements and the Integration Plan and the Integration Agreements and shall refrain from taking any action (other than any action permitted by or provided in this Agreement) that would result in the representations and warranties of the Sellers, the Companies or the Management Shareholders hereunder or of the Shareholders or the Related JLW Owners of such Shareholders under the Joinder Agreements becoming untrue in any material respect or any of the conditions to Closing not being satisfied.

Without limiting the generality of the foregoing, except as described in Section
5.1 of the Company Disclosure Schedule or as otherwise permitted or contemplated by this Agreement, the other Operative Agreements or the Integration Plan or the Integration Agreements, or except as consented to in writing by Parent (which consent will not be unreasonably withheld or delayed), from the date hereof to the Closing, such Company shall not (and the Seller which is the parent thereof shall cause such Company not to), and shall cause (and the Seller which is the parent thereof shall cause such Company to cause) each Company Subsidiary which is a direct or indirect Subsidiary thereof not to:

                           (i) amend its certificate of incorporation, bylaws or memorandum and articles of association (or similar organizational documents), as applicable, or adopt or pass further regulations or resolutions inconsistent therewith;

                           (ii) other than in the ordinary course of business consistent with past practice (A) incur any indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or guarantee any debt securities of any other Person (other than any Company or Company Subsidiary), or (B) make any loans, advances or capital contributions to, or investments in, any other Person (other than to any Company or Company Subsidiary), or enter into any material Contract;

                           (iii) acquire, by merging or consolidating with or by purchasing equity interests in or assets of any other Person or otherwise, any material assets of or any equity interests in any other Person;

                           (iv) pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than (A) the payment, discharge or satisfaction in the ordinary course of business consistent with past practice or as required by their terms, of liabilities reflected or specifically reserved against in or contemplated by the Australasia Interim Financial Statements; (B) claims, liabilities or obligations that are incurred after the date thereof in the ordinary course of business consistent with past practice or that are immaterial (in relation to each such entity) if not incurred in the ordinary course of business; or (C) the payment, discharge or satisfaction in the ordinary course of business consistent with past practice of obligations under
         (1) Contracts or Licenses listed or disclosed in the Company Disclosure Schedule or not required to be listed or disclosed therein by reason of materiality or other specifically identified exceptions or exclusions set forth in such representations and warranties or (2) Contracts or Licenses entered into after the date of this Agreement in accordance with the limitations set forth in this Section 5.1;

                           (v) pay, discharge or satisfy any material Lien, unless required by the terms thereof or of the documents evidencing or governing any related indebtedness;

                           (vi) permit or allow any of its respective material properties or assets, real, personal or mixed, tangible or intangible, to be subjected to any Lien, except for any Permitted Liens incurred in the ordinary course of business consistent with past practice;

                           (vii) cancel any material debts or claims, or waive any rights of material value or, sell, transfer or convey any of its respective material properties or assets, real, personal or mixed, tangible or intangible;

                           (viii) enter into any employment or severance agreement with any officer, director, shareholder or employee thereof who receives or would receive annual compensation in excess of US$100,000;

                           (ix) enter into or amend any bonus, pension, profit-sharing or other plan, commitment, policy or arrangement in respect of the compensation payable or to become payable to any of its officers, directors, shareholders or employees (other than salary increases in the ordinary course of business consistent with past practice to employees who are not officers, directors or shareholders of any of the Companies or Company Subsidiaries which, in the aggregate, are not material and year-end bonuses in the ordinary course of business consistent with past practice);

                           (x) make any pension, retirement, profit sharing, bonus or other employee welfare or benefit payment or contribution, other than in the ordinary course of business consistent with past practice, or voluntarily accelerate the vesting of any compensation or benefit;

                           (xi) declare, pay or make, or set aside for payment or making, any dividend or other distribution in respect of its issued share capital or capital stock or other securities, as applicable, or directly or indirectly redeem, purchase or otherwise acquire any of its issued share capital or capital stock or other securities, other than dividends paid or payable by a wholly owned Company Subsidiary to a Company or another wholly owned Company Subsidiary;

                           (xii) issue, allot, create, grant or sell any of its shares of capital stock or other equity securities or issue, grant or sell any security, option, warrant, call, subscription or other right of any kind, fixed or contingent, that directly or indirectly calls for the issuance, allotment, sale, pledge or other disposition of any of its issued share capital, shares of capital stock or other equity securities;

                           (xiii) make any change in any accounting or tax principles, practices or methods, except as may be required by applicable generally accepted accounting principles or applicable Law;

                           (xiv) make any material tax election or settle or comprise any material income tax liability;

                           (xv) terminate or amend or fail to perform any of its obligations under any material Contract to which it is a party or by which it or any of its assets are bound;

                           (xvi) enter into any material joint venture or partnership;

                           (xvii) settle any material lawsuits, claims, actions, investigations or proceedings; or

                           (xviii) authorize or enter into any obligation or commitment (or otherwise agree) to take any of the foregoing actions.

                  (c) Such Seller and Company shall, and shall cause each Company Subsidiary which is a direct or indirect Subsidiary thereof to, give prompt notice to Parent of (i) any Company Material Adverse Effect, (ii) any change which makes it likely that any representation or warranty set forth in this Agreement regarding the Sellers, the Companies or the Company Subsidiaries will not be true in any material respect at the Integration Commencement Date or the Closing, as applicable or would be likely to cause any condition to the obligations of any party hereto to consummate the transactions contemplated by this Agreement not to be satisfied or (iii) the failure of the Sellers or the Companies to comply with or satisfy any covenant or agreement to be complied with or satisfied by it pursuant to this Agreement, the other Operative Agreements and the Integration Plan and Integration Agreements which would likely cause a condition to the obligations of any party to effect the transactions contemplated by this Agreement not to be satisfied.

                  (d) Such Company shall, and shall cause each Company Subsidiary which is a direct or indirect Subsidiary thereof to, use commercially reasonable efforts to take such action as may be necessary to maintain, preserve, renew and keep in full force and effect its existence and its material rights and franchises.

                  (e) Such Company shall, and shall cause each Company Subsidiary which is a direct or indirect Subsidiary thereof to, use commercially reasonable efforts to preserve intact the existing relationships with its clients and employees and others with respect to the businesses with which it has business relationships. Such Company shall, and shall cause each Company Subsidiary which is a direct or indirect Subsidiary thereof to, permit the Buyers to contact suppliers, customers and employees in coordination with personnel of such Company or Company Subsidiary for purposes of facilitating the transactions contemplated hereby.

         Section 5.2 Access. Subject to compliance with applicable Law, upon reasonable notice, each Company shall, and shall cause each Company Subsidiary which is a direct or indirect Subsidiary thereof to, give Parent and its counsel, financial advisors, auditors and other authorized representatives reasonable access during normal business hours to its offices, properties, books and records, furnish to Parent and its counsel, financial advisors, auditors and other authorized representatives such financial and operating data as such persons may reasonably request, and instruct and request each of its partners, directors, officers, employees, counsel and financial advisors (as applicable) to cooperate with Parent in its investigation of the businesses of the Companies and Company Subsidiaries and in the planning for the combination of the businesses of the Companies and Parent following the consummation of the transactions contemplated hereby; provided that no investigation pursuant to this Section shall affect any representation or warranty given by the Sellers, the Companies or the Management Shareholders hereunder or the Shareholders or the Related JLW Owners of such Shareholders under the Joinder Agreements. All information obtained pursuant to this Section 5.2, or otherwise pursuant to this Agreement, shall be governed by the Confidentiality Agreement, dated as of June 4, 1998, by and among Parent and the various individuals and entities party thereto (the "Confidentiality Agreement").

         Section 5.3 Consents. The Sellers and the Companies shall, unless otherwise agreed to by Parent, use commercially reasonable efforts to obtain, prior to the Closing (a) all Consents required to consummate the transactions contemplated by this Agreement, the other Operative Agreements or the Integration Plan and the Integration Agreements, including, without limitation, the Consents required by Sections 3.6 and

3.7 of the Company Disclosure Schedule, and (b) such additional Consents as Parent or its counsel shall reasonably determine to be necessary. All such Consents shall be in writing and executed counterparts thereof shall be delivered to Parent promptly after receipt thereof by any Seller or Company but in no event later than the Integration Commencement Date.

         Section 5.4 Closing Net Worth. The Sellers and the Companies shall cause the Final Australasia Region Closing Net Worth to be positive.

         Section 5.5 Other Offers. From the date hereof until the termination hereof, each of the Sellers and the Companies shall not, and shall cause each Company Subsidiary which is a direct or indirect Subsidiary thereof not to, and shall not permit the directors, officers, employees, agents and advisors of the Sellers and the Companies and the Company Subsidiaries to, directly or indirectly, (i) take any action to solicit, initiate or knowingly encourage any JLW Acquisition Proposal or (ii) engage in negotiations with, or disclose any nonpublic information relating to any Seller, Company or Company Subsidiary or afford access to the properties, books or records of any Seller, Company or Company Subsidiary to, any Person that may be considering making, or has made, a JLW Acquisition Proposal; provided, that any Seller or Company may respond to inquiries with respect to a JLW Acquisition Proposal for the sole purpose of informing the inquiring Person that no discussions of any kind may occur while this Section 5.5 is in effect. Each of the Sellers and the Companies will promptly (and in no event later than 24 hours after receipt of the relevant JLW Acquisition Proposal or request for information) notify Parent in writing of the receipt of any JLW Acquisition Proposal or request for information (which notice shall identify the Person making the JLW Acquisition Proposal or request and set forth the material terms and conditions thereof). For purposes of this Section 5.5, "JLW Acquisition Proposal" means any offer or proposal for, or any indication of interest in, a merger, consolidation or other business combination involving any of the Sellers, the Companies or the Company Subsidiaries or the acquisition of any equity interest in, or a substantial portion of the assets of, any of the Sellers, the Companies or the Company Subsidiaries, other than the transactions contemplated by this Agreement and the Other Purchase Agreements.

         Section 5.6 Integration Matters. Without the prior written consent of Parent (which consent shall not be unreasonably withheld or delayed), no JLW Party shall (i) amend the Integration Plan or any Integration Agreement, (ii) extend the time for the performance of any of the obligations thereunder, (iii) waive any inaccuracies in the representations and warranties contained in any Integration Document, (iv) waive compliance with any of the agreements or conditions contained therein, or (v) enter into any agreement, arrangement or understanding other than as set forth in the Integration Plan or Integration Agreements in respect of the transactions contemplated thereby; provided, however, that the foregoing shall not prohibit the Sellers' Representatives from waiving any condition contained in any Integration Agreement that the Sellers' Representatives could waive pursuant to
Article VII or IX hereof.

         Section 5.7 Nine-Month Financial Statements. The Sellers and the Companies shall cause to be prepared and, as soon thereafter as practicable but in no event later than November 16, 1998, deliver to Parent the Nine-Month Interim Financial Statements and the JLW Combined 9/30 Financial Statement Schedules, in each case as contemplated by the provisions of Section 3.8(b) hereof.

         Section 5.8 Intercompany Accounts. Effective as of the Closing, all intercompany receivables, payables and loans then existing between the Sellers or any Continuing Affiliate, on the one hand, and any Company or Company Subsidiary on the other hand, shall be settled by dividend in kind or capital contribution in kind.

         Section 5.9 Name Changes. Except as set forth in Section 5.9 of the Company Disclosure Schedule, following the Closing Date, no Seller shall make, or permit any Continuing Affiliate to make, use of the names "JONES LANG WOOTTON" or "JLW" or associated marks, or any confusingly similar names or marks. Within 30 days following the Closing Date, each Seller shall, and shall cause each Continuing Affiliate to, remove the words "JONES LANG WOOTTON" or "JLW," if they appear, from its corporate title by making an appropriate filing with the appropriate Authority in each relevant jurisdiction. Except as set forth in Section 5.9 of the Company Disclosure Schedule, following the Closing Date, each Seller shall not, and the Sellers shall cause each Continuing Affiliate not to, use, attempt to register or challenge any of the Buyers', the Companies' or the Company Subsidiaries' rights to use or register any trademark, service mark, trade name, logo or trade dress identical to, or confusingly similar to, "JONES LANG WOOTTON," "JLW" or the "globe logo device" in any jurisdiction throughout the world.

         Section 5.10 Certain Charges. Each Seller and Company shall use commercially reasonable efforts to pay, discharge or satisfy, prior to the Closing, the Liens described in Schedule 5.10 of the Company Disclosure Schedule.

         Section 5.11 Stockholder Agreement. On or prior to the Closing, JLW Australia Parent shall enter into a stockholder agreement, in form and substance reasonably acceptable to Parent (the "JLW Australia Stockholder Agreement").


                                   ARTICLE VI

                               COVENANTS OF PARENT
                               -------------------

         Section 6.1 Operation of Parent. From the date hereof to the Closing, except as described in Section 6.1 of the Parent Disclosure Schedule or as otherwise permitted by or provided in this Agreement, the other Operative Agreements or the Integration Plan or the Integration Agreements, or except as consented to in writing by the Sellers' Representatives (which consent shall not be unreasonably withheld or delayed), Parent agrees that:

                  (a) Parent shall, and shall cause each Parent Subsidiary to, conduct its business only in the ordinary and usual course and substantially in the same manner as heretofore conducted.

                  (b) Parent shall, and shall cause US Acquisition Sub and Australia Acquisition Sub to, perform all acts to be performed by it pursuant to this Agreement, any other Operative Agreements and the Integration Plan and the Integration Agreements and shall refrain from taking any action (other than any action permitted by or provided in this Agreement) that would result in the representations and warranties of Parent, US Acquisition Sub or Australia Acquisition Sub hereunder becoming untrue in any material respect or any of the conditions to Closing not be satisfied.

Without limiting the generality of the foregoing, except as described in Section
6.1 of the Parent Disclosure Schedule or as otherwise permitted or contemplated by this Agreement, the other Operative Agreements or the Integration Plan or the Integration Agreements or except as consented to in writing by the Sellers' Representatives (which consent will not be unreasonably withheld or delayed), from the date hereof to the Closing, Parent shall not, and shall cause each Parent Subsidiary not to:

                           (i) amend its certificate of incorporation or bylaws (or similar organizational documents) or adopt or pass further regulations or resolutions inconsistent therewith;

                           (ii) other than in the ordinary course of business consistent with past practice (A) incur any indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or guarantee any debt securities of any other Person (other than any Parent Subsidiary), or (B) make any loans, advances or capital contributions to, or investments in, any other Person (other than to any Parent Subsidiary), or enter into any material Contract;

                           (iii) acquire, by merging or consolidating with or by purchasing equity interests in or assets of any other Person or otherwise, any material assets of or any equity interests in any other Person;

                           (iv) pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise) other than (A) the payment, discharge or satisfaction, in the ordinary course of business consistent with past practice, or as required by their terms, of liabilities reflected or specifically reserved against in or contemplated by the Parent Interim Balance Sheet, (B) claims, liabilities or obligations that are incurred after the date thereof in the ordinary course of business consistent with past practice or that are immaterial liabilities if not incurred in the ordinary course of business or (C) the payment discharge or satisfaction in the ordinary course of business consistent with past practice of obligations under any Contracts or Licenses to which Parent or any Parent Subsidiary is bound as of the date hereof or entered into after the date of this Agreement in accordance with the limitations set forth in this Section 6.1;

                           (v) pay, discharge or satisfy any material Lien unless required by the terms thereof or the documents evidencing or governing any related indebtedness;

                           (vi) permit or allow any of its respective material properties or assets, real, personal or mixed, tangible or intangible, to be subjected to any Lien, except for any Permitted Liens incurred in the ordinary course of business consistent with past practice;

                           (vii) cancel any material debts or claims, or waive any rights of material value or, sell, transfer or convey any of its respective material properties or assets, real, personal or mixed, tangible or intangible;

                           (viii) enter into any employment or severance agreement with any partner, officer, director, shareholder or employee thereof who receives or would receive annual compensation in excess of US$100,000;

                           (ix) enter into or amend any bonus, pension, profit-sharing or other plan, commitment, policy or arrangement in respect of the compensation payable or to become payable to any of its officers, directors or employees (other than salary increases in the ordinary course of business consistent with past practice to employees who are not officers or directors of Parent which, in the aggregate, are not material and year-end bonuses in the ordinary course of business consistent with past practice);

                           (x) make any pension, retirement, profit sharing, bonus or other employee welfare or benefit payment or contribution, other than in the ordinary course of business consistent with past practice, or voluntarily accelerate the vesting of any compensation or benefit;

                           (xi) declare, pay or make, or set aside for payment or making, any dividend or other distribution in respect of its capital stock or other securities, or directly or indirectly redeem, purchase or otherwise acquire any of its capital stock or other securities, other than dividends paid or payable by a wholly owned Parent Subsidiary to Parent or another wholly owned Parent Subsidiary;

                           (xii) other than pursuant to the Parent Stock Plans, issue, allot, create, grant or sell any shares of its capital stock or any equity security or issue, grant or sell any security, option, warrant, call, subscription or other right of any kind, fixed or contingent, that directly or indirectly calls for the issuance, allotment, sale, pledge or other disposition of any shares of its capital stock or other equity securities;

                           (xiii) make any change in any accounting or tax principles, practices or methods, except as may be required by applicable generally accepted accounting principles or applicable Law;

                           (xiv) make any material tax election or settle or compromise any material income tax liability;

                           (xv) terminate or amend or fail to perform any of its obligations under any material Contract to which it is a party or by which it or any of its assets are bound;

                           (xvi) enter into any material joint venture or partnership;

                           (xvii) settle any material lawsuits, claims, actions, investigations or proceedings; or

                           (xviii) authorize or enter into any obligations or commitment (or otherwise agree) to take any of the foregoing actions.

                  (c) Parent shall, and shall cause each Parent Subsidiary to, give prompt notice to the Sellers' Representatives of (i) any Parent Material Adverse Effect, (ii) any change which makes it likely that any representation or warranty set forth in this Agreement regarding Parent will not be true in any material respect at the Integration Commencement Date or the Closing, as applicable, or would be likely to cause any condition to the obligations of any party hereto to consummate the transactions contemplated by this Agreement not to be satisfied or (iii) the failure of Parent, US Acquisition Sub or Australia Acquisition Sub to comply with or satisfy any covenant or agreement to be complied with or satisfied by it pursuant to this Agreement and the other Operative Agreements which would likely cause a condition to the obligations of any party to effect the transactions contemplated by this Agreement not to be satisfied.

                  (d) Parent shall, and shall cause each Parent Subsidiary to, use commercially reasonable efforts to take such action as may be necessary to maintain, preserve, renew and keep in full force and effect its existence and its material rights and franchises.

                  (e) Parent shall, and shall cause each Parent Subsidiary to, use commercially reasonable efforts to preserve intact the existing relationships with its clients and employees and others with respect to the businesses with which it has business relationships. Parent shall, and shall cause each Parent Subsidiary to, permit the Shareholders' Representatives or their designees to contact suppliers, customers and employees in coordination with the personnel of Parent or such Parent Subsidiary for purposes of facilitating the transactions contemplated hereby.

         Section 6.2 Access. Subject to compliance with applicable Law, upon reasonable notice, Parent shall, and shall cause each Parent Subsidiary to, give the

Sellers and the Companies, their respective counsel, financial advisors, auditors and other authorized representatives reasonable access during normal business hours to its offices, properties, books and records, furnish to the Sellers and the Companies, their respective counsel, financial advisors, auditors and other authorized representatives such financial and operating data as such persons may reasonably request, and instruct and request each of its directors, officers, employees, counsel and financial advisors (as applicable) to cooperate with the Sellers and the Companies in their investigation of the businesses of Parent and the Parent Subsidiaries and in the planning for the combination of the businesses of the Companies and Parent following the consummation of the transactions contemplated hereby; provided that no investigation pursuant to this Section shall affect any representation or warranty given by the Parent hereunder. All information obtained pursuant to this Section 6.2, or otherwise pursuant to this Agreement shall be governed by the Confidentiality Agreement.

         Section 6.3 Consents. Each of US Acquisition Sub, Australia Acquisition Sub and Parent shall use, unless otherwise agreed by the Sellers' Representatives, commercially reasonable efforts to obtain, prior to the Closing, (a) all Consents required to consummate the transactions contemplated by this Agreement and the other Operative Agreements, including, without limitation, the Consents required by Sections 4.5 and 4.6 of the Parent Disclosure Schedule, and (b) such additional Consents as the Sellers and the Sellers' Representatives or counsel to the Sellers shall reasonably determine to be necessary. All such Consents shall be in writing and executed counterparts thereof shall be delivered to the Sellers' Representatives promptly after receipt thereof by Parent but in no event later than the Integration Commencement Date.

         Section 6.4 Listing of Consideration Shares. Parent shall use commercially reasonable efforts to cause the Consideration Shares to be approved for listing on the NYSE, subject to official notice of issuance, on or prior to the Integration Commencement Date.

         Section 6.5 Stockholder Approval; Proxy. (a) Parent shall, in accordance with applicable Law and the Articles of Incorporation and Bylaws of Parent, cause a special meeting of its stockholders to be duly called and held for the purpose of voting (and will hold such a vote at such meeting) on the approval of the Proposed Actions as promptly as practicable following the Shareholder Determination Date.

                  (b) In connection with such meeting, Parent shall promptly prepare and file with the SEC, and use its reasonable efforts to have cleared by the SEC and after the Commitment Date mail to its stockholders, a proxy statement (the "Proxy

Statement") that complies as to form in all material respects with all relevant provisions of the Exchange Act relating to the meeting of Parent's stockholders to be held in connection with this Agreement and includes (when so filed) such information as the Management Shareholders shall reasonably request. Parent shall consult with the Shareholder's Representatives, the Sellers, the Companies and the financial advisers and counsel to the Sellers in connection with, and shall permit them to participate in, the preparation of the Proxy Statement. Parent shall promptly notify them of the receipt of comments of the SEC with respect to the Proxy Statement and requests by the SEC for amendments or supplements to the Proxy Statement or for additional information, and shall promptly supply them with copies of all correspondence between Parent (or its representatives) and the SEC (or its staff) and shall permit such counsel to participate in all telephone conferences or meetings with the SEC (or its staff) relating thereto.

                  (c) The Proxy Statement shall include the approval and recommendation of the Board of Parent in favor of this Agreement and the Other Purchase Agreements and the transactions contemplated hereby and thereby, including the Proposed Actions, and unless Parent shall modify or withdraw such recommendation, Parent shall use all reasonable efforts to solicit from its stockholders proxies in favor of the foregoing and take all other actions reasonably necessary or advisable to secure the requisite vote or consent of stockholders required by Maryland law and the NYSE; provided, that Parent may modify or withdraw such recommendation, but only if and to the extent that (i) a Parent Acquisition Proposal has been made prior to the time that the Board determines to withdraw or modify its recommendation, (ii) the Board reasonably concludes in good faith, based on advice from its outside counsel, that the failure to make such withdrawal or modification would violate the fiduciary duties of the Board under applicable Law, and (iii) Parent shall have delivered to the Shareholders' Representatives, at least two Business Days prior to such withdrawal or modification, a written notice advising the Shareholders' Representatives that Parent has received a Parent Acquisition Proposal, identifying the person making such Parent Acquisition Proposal, setting forth the material terms and conditions of such Parent Acquisition Proposal and indicating that the Board proposes to withdraw or modify its recommendation.

         Section 6.6 Other Offers. From the date hereof until the termination hereof, Parent shall not, and shall cause each of the Parent Subsidiaries not to, and shall not permit the directors, officers, employees, agents and advisors of Parent and any of the Parent Subsidiaries to, directly or indirectly, (i) take any action to solicit, initiate or knowingly encourage any Parent Acquisition Proposal or (ii) engage in negotiations with, or disclose any nonpublic information relating to Parent or any of the Parent

Subsidiaries or afford access to the properties, books or records of Parent or any of the Parent Subsidiaries to, any Person that may be considering making, or has made, a Parent Acquisition Proposal; provided, however, that Parent may engage in negotiations with, disclose nonpublic information relating to Parent and any of the Parent Subsidiaries and afford access to the properties, books and records of Parent and any of the Parent Subsidiaries to, any Person who has made a Parent Acquisition Proposal and take such other actions as are customarily undertaken in connection with the negotiation and evaluation of a Parent Acquisition Proposal if, and to the extent that, the Board reasonably concludes in good faith based on advice from its outside counsel that the failure to take such action would violate the fiduciary duties of the Board under applicable Law; provided that, prior to any such negotiations, disclosure of non-public information, affording of access or the taking of such other actions, such Person enters into a confidentiality agreement with Parent on customary terms. Parent will promptly (and in no event later than 24 hours after receipt of the relevant Parent Acquisition Proposal or request for information) notify the Shareholders' Representatives in writing of the receipt of any Parent Acquisition Proposal or request for information (which notice shall identify the Person making the Parent Acquisition Proposal or request and set forth the material terms and conditions thereof). Parent will keep the Shareholders' Representatives fully informed on a current basis of the status and details of any Parent Acquisition Proposal and any request for information. Parent shall, and shall cause the Parent Subsidiaries and the directors and officers and financial and legal advisers of Parent and the Parent Subsidiaries to, cease immediately and cause to be terminated all activities, discussions or negotiations, if any, with any Person heretofore conducted with respect to any Parent Acquisition Proposal. Notwithstanding any provision of this Section 6.6, nothing in this Section 6.6 shall prohibit Parent or the Board from talking and disclosing to Parent's stockholders a position with respect to a Parent Acquisition Proposal by a third party to the extent required under the Exchange Act or from making such disclosure to the Company's stockholders which, in the judgment of the Board based on the advice of outside counsel, is required under applicable Law; provided that nothing in this sentence shall affect the obligations of Parent and the Board under any other provision of this Agreement. For purposes of this Agreement, "Parent Acquisition Proposal" means any offer or proposal for, or any indiction of interest in, a merger, consolidation or other business combination involving Parent or any of the Parent Subsidiaries or the acquisition of any equity interest in, or a substantial portion of the assets of, Parent or any of the Parent Subsidiaries, other than the transactions contemplated by this Agreement and the Other Purchase Agreements.

         Section 6.7 Employee Trust. At or prior to Closing, Parent shall establish a trust (the "ESOT") for the purpose of holding 1,772,324 shares of Parent Common

Stock (which shall be deposited therein, collectively, by Parent, US Acquisition Sub, US Acquisition Sub II and Australia Acquisition Sub on or prior to the Closing Date) (the "ESOT Shares") for distribution to certain employees of the JLW Businesses (the "JLW Employees"). The trust agreement and the related agreements required to establish the ESOT (the "ESOT Agreements") shall reflect the terms set forth in Annex L attached hereto and such other terms as Parent and the Sellers' Representatives shall mutually agree. The trustee of the ESOT (the "ESOT Trustee") will be determined in accordance with and shall have the rights and obligations specified in Annex L hereto and the ESOT Agreements. The ESOT Agreements shall provide (to the extent set forth in Annex L) for the creation of sub trusts within the ESOT, for the benefit of employees of specified Companies, Asian Region Companies and Australasia Region Companies and the Subsidiaries thereof (each a "Sub Trust" or an "ESOT Sub Trust", which Sub Trusts shall include a "JLW Australasia ESOT Sub Trust," a "JLW Asia ESOT Sub Trust," a "JLW England ESOT Sub Trust," a "JLW Scotland ESOT Sub Trust" and the "JLW Ireland ESOT Sub Trust"), which Sub Trusts shall be controlled by one or more persons designated pursuant to the SCCA. Parent and Sellers' Representatives agree to cooperate in good faith to determine the additional requirements of the ESOT and to negotiate in good faith the satisfactory resolution of such requirements prior to Closing. The parties hereto agree that
(i) 91,988 ESOT Shares (the "ESOT Escrow Shares") shall be included in the Escrow Shares and (ii) 108,895 ESOT Shares (the "ESOT Adjustment Shares") shall be included in the Adjustment Shares, in each case to be delivered to the Escrow Agent on behalf of the ESOT pursuant to Section 1.3 hereof and Section 1.3 of each of the Other Purchase Agreements.

         Section 6.8 Certain Stockholder Agreements. Parent shall use commercially reasonable efforts to solicit the execution and delivery by each current director, officer and employee of Parent or any Parent Subsidiary who is a former partner in DEL of a stockholder agreement, in the form attached hereto as Exhibit 3 (the "DEL Stockholder Agreement"), on or prior to the Integration Commencement Date.

         Section 6.9 Certain Instruments of Indemnification. On or prior to the Integration Commencement, Parent shall execute and deliver the instruments of assumption of indemnification obligations in the respective forms attached hereto as Exhibit 5 and Exhibit 6.

         Section 6.10 Employee Stock Options. To the extent that Parent or any Parent Subsidiary issues or grants, or has issued or granted, (i) any stock options, stock appreciation rights, bonus or restricted stock awards, restricted stock units, performance shares or other stock based incentive awards, whether issued under a formal stock based incentive plan or otherwise, or (ii) any cash-based awards granted under a stock based incentive plan (the awards referred to in (i) and (ii) being sometimes referred to herein as "Stock Options") to any employees of Parent or any Parent Subsidiary, which employees were so employed prior to the Closing Date (other than any new employees after June 30, 1998) at any time after June 30, 1998 and prior to the third anniversary of the Closing Date, Parent shall cause at least an equivalent number of like Stock Options to be issued or granted, on or about the time of such grant or issuance (or, in the case of Stock Options granted or issued prior to the Closing Date, as soon as reasonably practicable after the Closing Date) to employees of Parent or any Subsidiary thereof who were employees of the JLW Businesses immediately prior to the Closing Date.

         Section 6.11 Director and Officer Indemnification. For a period of three years following the Closing Date, Parent shall not amend any charter, bylaw or other constitutional document of any Company or Company Subsidiary, in each case as in effect at June 30, 1998, in such a way as to remove or reduce any right to indemnification thereunder in favor of any director or officer thereof.

         Section 6.12 Note Purchase Agreement Matters. Parent acknowledges that JLW Australia Parent may cause each certificate representing Consideration Shares issued to any Shareholder which remains subject to a note purchase agreement, entered into between such Shareholder and JLW Australia Parent, to include a legend to the effect that no transfer of such Consideration Shares may be effected without the prior written consent of JLW Australia Parent. To assist in effectuating the provisions of this Section 6.12, the parties hereto hereby consent to the entry of stop transfer orders, and Parent agrees to cause such stop transfer orders to be entered, with Parent's transfer agent against the transfer of any such Consideration Shares, which stop transfer orders will be withdrawn if and to the extent joint written instructions requesting such withdrawal are delivered to such transfer agent by the holder(s) of such Consideration Shares and JLW Australia Holdings Parent.


                                   ARTICLE VII

                    CONDITIONS TO OBLIGATIONS OF THE PARTIES
                    ----------------------------------------

                  The obligations of the Buyers to purchase the Shares at the Closing and to perform their respective other agreements under this Agreement and the other Operative Agreements to be performed by them at the Closing, and the obligations of the Sellers to sell the Shares at the Closing and the obligations of the Sellers, the

Companies, the Shareholders and the Related JLW Owners to perform their respective other agreements under this Agreement, the other Operative Agreements and the Integration Agreements to be performed by them as part of the Integration or at the Closing, as the case may be, shall be subject to the satisfaction or waiver by Parent and the Sellers' Representatives and the Shareholders' Representatives, in the case of actions to be taken at the Closing of the following conditions that are specified to be satisfied on the Closing Date (or, in the case of Section 7.5, at (or before) the time specified therein) or, in the case of actions to be taken as part of the Integration, of the following conditions that are specified to be satisfied on (or before) the Integration Commencement Date:

         Section 7.1 No Injunctions or Restraints. On the Integration Commencement Date and on the Closing Date, there shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court or other Authority of competent jurisdiction directing that the transactions provided for herein or any of them not be consummated as so provided.

         Section 7.2 No Litigation. On the Integration Commencement Date and on the Closing Date, there shall not be pending by any Authority any Action (or by any other Person any Action which has a reasonable likelihood of success), (i) challenging or seeking to restrain or prohibit the transactions contemplated by this Agreement, any other Operative Agreement or any Integration Agreement or seeking to obtain, in connection with the transactions contemplated by this Agreement, any other Operative Agreement or any Integration Agreement, any damages that would reasonably be expected to have a Parent Material Adverse Effect or a Company Material Adverse Effect, (ii) seeking to prohibit or limit the ownership or operation by Parent, the Companies or any or all of them, or any of their respective Subsidiaries, of any material portion of their respective businesses or assets, or to compel Parent, the Companies or any or all of them, or any of their respective Subsidiaries, to dispose of or hold separate any material portion of such businesses or assets or (iii) seeking to prohibit Parent from exercising its rights under or otherwise enjoying the benefits of the other Operative Agreements.

         Section 7.3 HSR Act and Other Approvals. (a) On the Integration Commencement Date, (i) any applicable waiting period under the HSR Act relating to the transactions contemplated by this Agreement and the Other Purchase Agreements shall have expired or been terminated, (ii) the Required Regulatory Approvals shall have been obtained or filed or shall have occurred and be in effect, and (iii) all other authorizations, consents, orders or approvals of, or regulations, declarations or filings with, or expirations of applicable waiting periods imposed by, any Authority necessary for the consummation of the transactions contemplated by this Agreement, any other Operative Agreement or any Integration Agreement, including filings and consents required pursuant to other applicable antitrust and competition Laws, shall have been obtained or filed or shall have occurred and be in effect, except where the failure of which to be obtained or filed or to have occurred and be in effect, individually or in the aggregate, would not have or reasonably be expected to have a Parent Material Adverse Effect or a Company Material Adverse Effect or result in a violation of any criminal laws.

                  (b) On the Integration Commencement Date, there shall have been obtained or received and in effect (i) each of the Consents listed or described on Schedule 7.3(b) of the Parent Disclosure Schedule, (ii) each of the Consents listed or described on Schedule 7.3(b) of the Company Disclosure Schedule and (iii) any other Consents from third Persons (other than Authorities) to any of the transactions contemplated by this Agreement, the other Operative Agreements or any Integration Agreements that may be required under any Contract or License to which Parent, US Acquisition Sub, Australia Acquisition Sub, any Seller or any Company, or any of their respective direct or indirect Subsidiaries, is a party or by which any of such Persons is bound with respect to which the failure to obtain or receive would, individually or in the aggregate, have or reasonably be expected to have a Parent Material Adverse Effect or a Company Material Adverse Effect.

         Section 7.4 Stockholders Vote. On or prior to the Integration Commencement Date, the Proposed Actions to be submitted for the approval of the stockholders of Parent shall have been approved by the requisite vote of Parent's stockholders.

         Section 7.5 Other Closings. The consummation of the transactions contemplated by each of the Other Purchase Agreements shall have occurred concurrently with the Closing.

         Section 7.6 Consummation of the Integration. On the Closing Date, the transactions contemplated by the Integration Plan and the Integration Agreements (other than the Post-Closing Integration Actions) shall have been (or shall have theretofore been) consummated in accordance with the terms and conditions of the Integration Plan and the Integration Agreements, without modification of the terms thereof or waiver of any of the conditions precedent thereto, unless Parent shall have consented thereto in writing (which consent will not be unreasonably withheld or delayed); and the

Integration shall have been (or shall have theretofore been) consummated in all material respects in accordance with all applicable Laws.

         Section 7.7 Execution and Delivery of the other Operative Agreements. On the Integration Commencement Date, each Shareholder and each Related JLW Owner listed on the Final Master Shareholder List and each Other Shareholder and Related JLW Owner listed on the Final Master Shareholder List attached to each of the Other Purchase Agreements shall have (or shall have theretofore) duly executed and delivered to Parent: (i) a Joinder Agreement or Other Joinder Agreement, as applicable, (ii) a Stockholder Agreement and (iii) an Escrow Agreement.

         Section 7.8 Amendments. The Articles of Amendment and Restatement of Parent, in the form attached hereto as Annex I, shall have become effective; the amendment to the Articles of Incorporation of LACM contemplated by clause
(a)(i)(B) of Section 1.9 hereof shall have become effective.


                                  ARTICLE VIII

                     CONDITIONS TO OBLIGATIONS OF THE BUYERS
                     ---------------------------------------

                  The obligations of the Buyers to purchase the Shares at the Closing and to perform their respective other agreements under this Agreement and the other Operative Agreements to be performed by them as part of the Integration or at the Closing, is subject to the satisfaction or waiver by Parent, in the case of actions to be taken at the Closing, of the following conditions that are specified to be satisfied on the Closing Date or, in the case of actions to be taken as part of the Integration, of the following conditions that are specified to be satisfied on the Integration Commencement
Date:

         Section 8.1 Representations and Warranties Correct as of the Integration Commencement Date. On the Integration Commencement Date, the representations and warranties of the Sellers, the Companies, the Management Shareholders, the Shareholders and the Related JLW Owners made herein, in the other Operative Agreements or in the Integration Agreements and qualified as to Company Material Adverse Effect shall be true and correct in all respects at and as of the Integration Commencement Date, with the same force and effect as though made at and as of the Integration Commencement Date (except to the extent a representation or warranty speaks specifically as of an earlier date, in which event the same shall be true and correct in all respects as of such earlier date), except for any changes therein permitted or contemplated by this Agreement. On the Integration Commencement Date, each such representation and warranty not so qualified shall be true and correct in all respects at and as of the Integration Commencement Date, with the same force and effect as though made at and as of the Integration Commencement Date (except to the extent a representation or warranty speaks specifically as of an earlier date, in which event the same shall be true and correct in all respects as of such earlier date), and except for any changes therein permitted or contemplated by this Agreement, except for such failures of such representations or warranties to be true and correct in all respects as would not, individually or in the aggregate, have or reasonably be expected to have a Company Material Adverse Effect.

         Section 8.2 Certain Representations and Warranties Correct as of the Closing Date. On the Closing Date, the representations and warranties of the Sellers, the Companies and the Management Shareholders set forth in Section 3.1 hereof, the representations and warranties of the Sellers in Article IIIA hereof and the representations and warranties of the Shareholders and the Related JLW Owners contained in the Applicable Joinder Agreements shall be true and correct in all respects at and as of the Closing Date.

         Section 8.3 Performance; No Default. (a) On the Integration Commencement Date, the JLW Parties shall have performed and complied in all material respects with all the obligations and agreements required by this Agreement and the other Operative Agreements to which they or any of them is a party to be performed or complied with by the JLW Parties at or prior to the Integration Commencement Date.

                  (b) On the Closing Date, the JLW Parties shall have performed and complied in all material respects with all the obligations and agreements required by this Agreement and the other Operative Agreements to which they or any of them is a party to be performed or complied with by the JLW Parties at or prior to the Closing Date.

                  (c) On the Integration Commencement Date, the Shareholders and the Related JLW Owners shall have complied in all material respects with all obligations and agreements required by this Agreement and the other Operative Agreements to be performed by them at or prior to the Integration Commencement Date.

                  (d) On the Closing Date, the Shareholders and the Related JLW Owners shall have complied in all material respects with all obligations and agreements required by this Agreement and the other Operative Agreements to be performed by them at or prior to the Closing Date.

         Section 8.4 Delivery of Certificate. Each of the Sellers, Companies and Management Shareholders shall have delivered to Parent (i) on the Integration Commencement Date, a certificate, dated the Integration Commencement Date, executed by it or him certifying to the fulfillment of the conditions set forth in Sections 8.1, 8.3(a) and 8.3(c) hereof and (ii) on the Closing Date, a certificate, dated the Closing Date, executed by it or him certifying to the fulfillment of the conditions set forth in Sections 8.2, 8.3(b) and 8.3(d) hereof, provided that, in the case of the certification by each of the Management Shareholders, such certification (x) shall be limited to the Knowledge of such Management Shareholder and (y) shall not apply to representations and warranties set forth in Article II or III of any Joinder Agreement (other than the representations and warranties set forth in such Articles of the Joinder Agreement to which such Management Shareholder is a party, which certification (notwithstanding clause (x) above) shall not be limited to his Knowledge).

         Section 8.5 Opinions of Counsel to the Sellers and the Companies. On the Closing Date, the Sellers' Representatives shall have delivered to Parent opinions of counsel to the Sellers and the Companies as to such matters as Parent shall reasonably request, which opinions shall be in a form reasonably satisfactory to counsel to Parent.

         Section 8.6 Comfort Letter. Parent shall have received a comfort letter, dated the date of the Proxy Statement and the date of Parent's stockholders' meeting referred to in Section 6.5 hereof and on the Integration Commencement Date, from each public accounting firm who has issued a report on any of the Audited Financial Statements in each case in form and substance reasonably satisfactory to Parent, regarding the financial statements, in the respective forms set forth in Annex O hereto.

         Section 8.7 Settlement of Related Party Accounts. On the Integration Commencement Date, except as set forth in Section 8.7 to the Company Disclosure Schedule, all amounts owed by any Related Parties, or any Persons in which any such Related Party has a material interest, to any Company or Company Subsidiary shall have been paid in full.

         Section 8.8 No Material Adverse Effect. On the Integration Commencement Date, since June 30, 1998, there shall have been no Company Material Adverse Effect.

         Section 8.9 Continuing Affiliate Releases. On the Integration Commencement Date, Parent shall have received a general release from each Continuing Affiliate, in each case in the form set forth in Exhibit 7 hereto.

         Section 8.10 Stockholder Agreement. JLW Australia Parent shall have executed and delivered to Parent the JLW Australia Stockholder Agreement.


                                   ARTICLE IX

                        CONDITIONS TO OBLIGATIONS OF THE
                        --------------------------------
                          SELLERS AND THE SHAREHOLDERS
                          ----------------------------

                  The obligations of the Sellers to sell the Shares at the Closing and the obligations of the Sellers, the Companies, the Company Subsidiaries, the Shareholders, and the Related JLW Owners to perform their respective other agreements under this Agreement, the other Operative Agreements and the Integration Agreements to be performed by them as part of the Integration and at the Closing shall be subject to the satisfaction or waiver by the Sellers' Representatives and the Shareholders' Representatives, in the case of actions to be taken at the Closing, of the following conditions that are specified to be satisfied on the Closing Date or, in the case of actions to be taken as part of the Integration, of the following conditions that are specified to be satisfied on (or before) the Integration Commencement Date:

         Section 9.1 Representations and Warranties Correct as of the Integration Commencement Date. On the Integration Commencement Date, each representation and warranty of each Buyer made herein and qualified as to Parent Material Adverse Effect shall be true and correct in all respects at and as of the Integration Commencement Date, with the same force and effect as though made at and as of the Integration Commencement Date (except to the extent a representation or warranty speaks specifically as of an earlier date, in which event the same shall be true and correct in all respects as of such earlier date), except for any changes therein permitted or contemplated by this Agreement. On the Integration Commencement Date, each such representation and warranty not so qualified shall be true and correct in all respects at and as of the Integration Commencement Date, with the same force and effect as though made at and as of the Integration Commencement Date (except to the extent a representation or warranty speaks specifically as of an earlier date, in which event the same shall be true and correct in all respects as of such earlier date, except for any changes therein permitted or contemplated by this Agreement and except for such failures of such representations and warranties to be true and correct in all respects as would not, individually or in the aggregate, have or reasonably be expected to have a Parent Material Adverse Effect.

         Section 9.2 Performance; No Default. (a) On the Integration Commencement Date, each Buyer shall have performed and complied in all material respects with all the obligations and agreements required by this Agreement and the other Operative Agreements to be performed or complied with by it at or prior to the Integration Commencement Date.

                  (b) On the Closing Date, each Buyer shall have performed and complied in all material respects with all the obligations and agreements required by this Agreement and the other Operative Agreements to be performed or complied with by it at or prior to the Closing Date.

         Section 9.3 Delivery of Certificate. Parent shall have delivered to the Sellers' Representatives (i) on the Integration Commencement Date, a certificate, dated the Integration Commencement Date, executed by an executive officer of Parent, certifying to the fulfillment of the conditions set forth in Sections 9.1 and 9.2(a) hereof and (ii) on the Closing Date, a certificate, dated the Closing Date, executed by an executive officer of Parent, certifying to the fulfillment of the conditions set forth in Section 9.2(b) hereof.

         Section 9.4 Opinions of Counsel to Parent. On the Closing Date, Parent shall have delivered to the Sellers' Representatives opinions of counsel to Parent as to such matters as the Sellers' Representatives and the Shareholders' Representatives shall reasonably request, which opinions shall be in a form reasonably satisfactory to counsel to the Sellers and the Companies.

         Section 9.5 Good Standing Certificate. On the Integration Commencement Date, the Sellers' Representatives shall have received a certificate from Parent, in form and substance reasonably satisfactory to counsel to the Companies from the Department of Assessments and Taxation of Maryland, evidencing the existence, good standing and organization of Parent under the laws of Maryland and its current payment of taxes.

         Section 9.6 Listing of Consideration Shares. On the Integration Commencement Date, the Consideration Shares shall have been approved (or theretofore approved) for listing on the NYSE, subject to official notice of issuance, and a copy of the letter from the NYSE evidencing such approval shall have been delivered to the Shareholders' Representatives.

         Section 9.7 Certain Stockholder Agreements. On the Integration Commencement Date, each current director, officer and employee of Parent or any Parent Subsidiary who is a former partner in DEL shall have (or shall have theretofore) executed and delivered to Parent a DEL Stockholder Agreement.

         Section 9.8 No Material Adverse Effect. On the Integration Commencement Date, since June 30, 1998, there shall have been no Parent Material Adverse Effect.

         Section 9.9 Directors and Officers. The JLW Directors shall have been elected to the Board (and the only other directors on the Board shall be the Parent Directors), effective immediately following the Closing, and Chris Peacock and Mike Smith shall have been elected to the offices of President, Deputy Chief Executive Officer and Chief Operating Officer of Parent and Deputy Chairman of the Board of Parent, respectively, effective immediately following the Closing.

         Section 9.10 Amendments. The Amended Parent Bylaws shall have been adopted and not rescinded, modified or amended.


                                    ARTICLE X

                                   TAX MATTERS
                                   -----------

         Section 10.1 Allocation of Purchase Price. The final allocation of the Consideration among the Shares of the Companies for all purposes (including tax and financial accounting purposes) shall be determined by agreement between Parent and Sellers' Representatives. Parent and each JLW Party shall file all Tax Returns (including amended returns and claims for refund) and information reports in a manner consistent with such allocation.

         Section 10.2 Tax Returns. (a) The Shareholders' Representatives or their duly authorized agents shall prepare and timely file all outstanding Tax Returns of the Companies and Company Subsidiaries for taxable periods ending on or before the Closing on a basis which is, where applicable, consistent with that used in the preparation of the Tax Return of (in each case) the relevant Company or Company Subsidiary for any immediately preceding taxable period, save where to do so would be contrary to law. Parent shall provide or procure that the Companies and Company Subsidiaries provide any assistance reasonably requested by the Shareholders' Representatives for that purpose, including access to the books, accounts and records of the Companies and Company Subsidiaries. The Shareholders' Representatives shall notify Parent in writing that a Tax Return must be submitted at least twenty Business Days prior to the submission and Parent shall be entitled, on giving reasonable notice to the Shareholders' Representatives, to review any Tax Return prior to submission. Parent shall provide or procure that the Companies and Company Subsidiaries cause those Tax Returns to be authorized, signed and submitted to the appropriate authority without amendment or with such amendments as Parent and the Shareholders' Representatives shall agree unless, in the opinion of Parent, there is no reasonable basis for any position taken on such returns or the signing or filing of such return would subject Parent, the Companies, the Company Subsidiaries or any of their officers, directors, employees, agents or Affiliates to fines, penalties or similar charges.

                  (b) Parent shall prepare and file or cause to be prepared and filed those Tax Returns which relate to taxable periods of the Companies and Company Subsidiaries commencing on or before the Closing and ending after the Closing ("Straddle Returns") on a basis which is, where applicable, consistent with that used in the preparation of the Tax Return of (in each case) the relevant Company or Company Subsidiary for any immediately preceding taxable period, save where to do so would be contrary to law. Parent shall notify the Shareholders' Representatives in writing that a Straddle Return must be submitted at least twenty Business Days prior to the submission and the Shareholders' Representatives shall be entitled, on giving reasonable notice to Parent, to review any Straddle Return prior to submission. Parent shall make any changes as reasonably requested by the Shareholders' Representatives or their duly authorized agent provided such changes would not have a material adverse effect to Parent. None of the Shareholders or any of their respective Affiliates shall otherwise amend, refile or in any other way modify any Tax Return relating in whole or in part to any Company or Company Subsidiary or the JLW Businesses with respect to any taxable period ending on or before the Closing Date without the prior written consent of Parent.

         Section 10.3 Mutual Cooperation. Subject to Section 10.2 hereof and the Escrow Agreement, Parent, on the one hand, and each Shareholder, on the other, shall cooperate fully at such time and to the extent reasonably requested by the other party in connection with the preparation and filing of any Tax Return or the conduct of any audit, dispute, proceeding, suit or action concerning any Tax. Such cooperation shall include (i) the retention and (upon the other party's request) the provision of records and information which are reasonably relevant to the preparation and filing of such Tax Return, or any such audit, litigation or other proceeding, (ii) explanation of any material provided hereunder, (iii) the execution of any document that may be necessary or reasonably helpful in connection with the filing of any Tax Return by any of Parent, Shareholders, Companies or Company Subsidiaries, or in connection with an audit, proceeding, suit or action respecting any Tax, and
(iv) the use of the parties' commercially reasonable efforts to obtain any documentation from an Authority or a third party that may be necessary or helpful in connection with the foregoing.

         Section 10.4 Tax Covenant. It is the intent of the parties that the purchase and sale of the Shares as contemplated in this Agreement be treated as a taxable transaction for United States Federal Income tax purposes. If prior to the Closing, Parent determines that such purchase and sale may not be so treated, then Parent and each JLW Party shall work together in good faith to modify the transactions contemplated hereby, if feasible, to effectuate such intent.


                                   ARTICLE XI

                                   TERMINATION
                                   -----------

         Section 11.1 Termination of Agreement. This Agreement and the Applicable Joinder Agreements and the other Operative Agreements may be terminated at any time prior to the Closing:

                  (a) by mutual consent of the Sellers' Representatives and Parent;

                  (b) by either the Sellers' Representatives or Parent if (i) the Closing shall not have occurred on or before March 31, 1999, provided, however, that the right to terminate this Agreement pursuant to this clause (i) shall not be available to (A) the Sellers' Representatives if the failure of any JLW Party, Shareholder or Related JLW Owner of any Shareholder (if applicable) to fulfill any obligation, covenant or agreement of such JLW Party, Shareholder or Related JLW Owner under this Agreement, any other Operative Agreement, any Integration Agreement or Applicable Joinder Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date and (B) Parent if the failure of any Buyer to fulfill any obligation, covenant or agreement of any Buyer under this Agreement or any other Operative Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date or (ii) if the Closing shall not have occurred on or before September 30, 1999;

                  (c) by either the Sellers' Representatives or Parent in the event any court of competent jurisdiction or other Authority of competent jurisdiction shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated hereby and such order, decree or ruling or other action shall have become final and nonappealable;

                  (d) by Parent (provided, that no Buyer is then in material breach of any of its representations, warranties or covenants in this Agreement) if there shall have been a material breach of any of the representations, warranties or covenants of any Shareholder or Related JLW Owner (if applicable) or JLW Party in this Agreement, any other Operative Agreement or any Integration Agreement, which breach (x) would result in a failure of a condition set forth in Section 8.1, 8.2 or 8.3 of this Agreement and (y) cannot be or has not been cured within 60 days following written notice thereof to the Sellers' Representatives and the party committing such breach (which notice shall specify in reasonable detail the nature of such breach);

                  (e) by the Sellers' Representatives (provided that the Shareholders, the Related JLW Owners (if applicable), or the JLW Parties are not then in material breach of any of their respective representations, warranties, agreements or covenants in this Agreement, any other Operative Agreement or any Integration Agreement) if there shall have been a material breach by any Buyer of any of its representations, warranties, agreements or covenants in this Agreement, which breach (x) would result in a failure of a condition set forth in Section 9.1 or 9.2 of this Agreement and (y) cannot be or has not been cured within 60 days following written notice thereof to Parent (which notice shall specify in reasonable detail the nature of such breach);

                  (f) by either the Sellers' Representatives or Parent, if, at the meeting of Parent's stockholders (including any adjournment or postponement thereof) called pursuant to Section 6.5 hereof, the requisite vote of the stockholders of Parent to approve the Proposed Actions shall not have been obtained (or, if obtained, thereafter revoked or rescinded);

                  (g) by the Sellers' Representatives, in the event that the Board of Parent shall have (i) not approved and recommended, or withdrawn or modified in a manner adverse to the JLW Parties its approval or recommendation of, the transactions contemplated by this Agreement, the Applicable Joinder Agreements, the Other

Purchase Agreements and the Other Joinder Agreements (including the Proposed Actions), or any of them or (ii) failed to call and hold the special meeting of the stockholders of Parent at which the Proposed Actions are presented to and voted upon by the stockholders of Parent in accordance with Section 6.5;

                  (h) by Parent if the Final Master Shareholder List shall not have been delivered to and accepted by Parent on or prior to the Commitment Date, provided that Parent gives written notice of such termination to the Sellers' Representatives within two Business Days thereafter; or

                  (i) by Parent or the Sellers' Representatives at any time prior to the mailing of the final Proxy Statement, if the pro forma consolidated balance sheet of Parent and the Companies, the Asia Region Companies and the Europe/USA Region Companies as of June 30, 1998 (which balance sheet assumes that the transactions contemplated by this Agreement and the Other Purchase Agreements had occurred on June 30, 1998) included in the final Proxy Statement, and the pro forma consolidated financial statements of Parent and the Companies, the Asia Region Companies and the Europe/USA Region Companies for the six months ended June 30, 1998 and the year ended December 31, 1997 (which statements assume that the transactions contemplated by this Agreement and the Other Purchase Agreements had occurred on January 1, 1997) included therein, shall in each case not be substantially the same as those contained in the Offering Memorandum, other than as a result of (i) the inclusion of (A) financial information relating to the transactions contemplated by the Compass Agreement and the financial statements of the entities or businesses acquired pursuant to the Compass Agreement or (B) the financial statements of the applicable entities for the nine months ended September 30, 1998 (rather than for the six months ended June 30, 1998), or (ii) changes which are not material or, if material, are reasonably acceptable to Parent and the Sellers' Representatives.

                  In addition, (i) this Agreement and the Applicable Joinder Agreements and the other Operative Agreements shall terminate automatically (without any action on the part of the Sellers' Representatives or Parent) in the event that either or both of the Other Purchase Agreements shall have terminated or been terminated pursuant to and in accordance with Section 11.1(f) or Section 11.1(g) thereof and (ii) this Agreement and the Applicable Joinder Agreements and the Other Operative Agreements shall terminate automatically (without any action on the part of the Sellers' Representatives or Parent) in the event that either or both of the Other Purchase Agreements shall have terminated or been terminated pursuant to and in accordance with any subsection of Section 11.1 thereof other than Section 11.1(f) and Section 11.1(g).

         Section 11.2 Effect of Termination. In the event of termination and abandonment of this Agreement pursuant to Section 11.1 hereof, written notice thereof shall forthwith be given to the other parties and the transactions contemplated by this Agreement and the Applicable Joinder Agreements shall be terminated and abandoned, without further action by Parent, the Sellers' Representatives or any other party hereto. If the transactions contemplated by this Agreement and the Applicable Joinder Agreements are so terminated and abandoned as provided herein:

                  (a) Notwithstanding any such termination, Sections 11.2, 11.3, 13.2, 13.9, 13.10, 13.11 and 13.14 hereof shall remain in full force and effect;

                  (b) The Confidentiality Agreement shall remain in full force and effect; and

                  (c) No party hereto shall have any liability or further obligation to any other party to this Agreement or the Applicable Joinder Agreements, except (i) as stated in subparagraphs (a) and (b) of this Section
11.2 or (ii) for any wilful breach of this Agreement or the Applicable Joinder Agreements; provided that, in the case of wilful breach by any JLW Party, no Buyer shall be entitled to recover any damages or obtain any similar relief from any Shareholder, Related JLW Owner, Sellers' Representative, Shareholders' Representative, Company or Company Subsidiary, it being agreed and acknowledged that damages or similar relief to which any Buyer might be entitled by reason of any such wilful breach shall be obtained solely from the Sellers; provided, that the foregoing shall not limit any equitable remedies available to the Buyers prior to termination of this Agreement as a result of a breach or violation of this Agreement or any Applicable Joinder Agreement.

         Section 11.3 Termination Fee. Notwithstanding any other provision of this Agreement, if this Agreement and each of the Other Purchase Agreements is terminated pursuant to Section 11.1(f) or 11.1(g) hereof and thereof or clause
(i) of the last sentence of Section 11.1 hereof or thereof Parent shall promptly pay to the Shareholders' Representatives on behalf of the Sellers US$1,473,155 (the "Termination Fee").


                                   ARTICLE XII

                          SURVIVAL AND INDEMNIFICATION
                          ----------------------------

         Section 12.1 Survival of Representations, Warranties and Covenants. None of the representations and warranties of the Buyers contained in this Agreement or any other Operative Agreement, or any instrument delivered pursuant hereto or thereto, shall survive the Closing. All representations and warranties of the Sellers, the Companies, the Management Shareholders, the Shareholders and the Related JLW Owners contained in this Agreement or any other Operative Agreement, or any instrument delivered pursuant hereto or thereto, shall survive the Closing for the period specified in the Escrow Agreement. The covenants and agreements of Parent contained in this Agreement or any other Operative Agreement, or any instrument delivered pursuant hereto or thereto, shall not survive the Closing, unless such covenants or agreements specified terms or are contemplated to be performed in whole or in part on or after the Closing, in which case any such covenants or agreements shall survive for such specify terms or until performed in full. The covenants and agreements of the JLW Parties contained herein and the Shareholders and the Related JLW Owners in the Applicable Joinder Agreements or any other Operative Agreement shall survive the Closing without limitation as to time unless such covenants or agreements specify a term, in which case such covenants or agreements shall survive for such specified term. The right to indemnification under the Escrow Agreement with respect to representations, warranties, covenants and obligations in this Agreement, the Applicable Joinder Agreement and the Other Joinder Agreements shall not be affected by any investigation conducted or Knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement, the Applicable Joinder Agreement and the Other Joinder Agreements or the Closing Date, with respect to the accuracy or inaccuracy of, or compliance with, any such representation, warranty, covenant or obligation. The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification under the Escrow Agreement with respect to such representations, warranties, covenants and obligations.

         Section 12.2 Indemnification of the Buyers. Parent and the other Indemnified Persons (as defined in the Escrow Agreement), shall be indemnified, defended and held harmless from and against any and all Liabilities and against all claims in respect thereof to the extent, and subject to the terms, conditions and limitations, set forth in the Escrow Agreement.


                                  ARTICLE XIII

                                 MISCELLANEOUS
                                 -------------

         Section 13.1 Further Efforts. Each of the parties to this Agreement shall: (i) promptly make any filings required by them or any of their subsidiaries, and thereafter make any other submissions required under all applicable Laws with respect to the transactions contemplated hereby and by the other Operative Agreements; and
(ii) use commercially reasonable efforts to promptly take, or cause to be taken, all other actions and do, or cause to be done, all other things necessary, proper or appropriate to consummate and make effective the transactions contemplated by this Agreement and the other Operative Agreements. In addition, in the event of any Action relating hereto or to the transactions contemplated by this Agreement and by the other Operative Agreements, the parties to this Agreement agree to cooperate and use commercially reasonable efforts to defend against and respond thereto.

         Section 13.2 Expenses. Subject to Section 11.3 hereof and except as otherwise expressly provided herein or therein, each of the JLW Parties and the Buyers shall pay its own legal, accounting and other miscellaneous expenses incident to this Agreement, the other Operative Agreements and the Integration Agreements and the transactions contemplated hereby and thereby; provided, that the JLW Parties may cause any of their expenses to be paid or assumed by one or more of the Companies, so long as each such payment or assumption is identified and reflected in the Final Closing Statements.

         Section 13.3 Press Releases and Announcements. After the date of this Agreement and prior to the Closing, no party to this Agreement shall directly or indirectly make or cause to be made any public announcement or disclosure, or issue any notice with respect to this Agreement or any other Operative Agreement or the transactions contemplated by this Agreement and the other Operative Agreements without the prior consent of the Sellers' Representatives, in the case of Parent, and Parent, in the case of any JLW Parties; provided, that any party to this Agreement may make any public announcement or disclosure which is with the advice of counsel, required by applicable Law or regulations or applicable stock exchange requirements.

         Section 13.4 Entire Agreement; No Third Party Beneficiaries. This Agreement, together with the other Operative Agreements, the schedules and the other writings referenced herein or therein and the Confidentiality Agreement
(a) constitute the entire understanding and agreement of the parties hereto and thereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between such parties and (b) are not intended to confer upon any Person other than the parties any rights or remedies hereunder.

         Section 13.5 Amendment, Extension and Waiver. At any time prior to the Closing Date, Parent, the Sellers' Representatives and the Shareholders' Representatives may (a) amend this Agreement, (b) extend the time for the performance of any of the obligations or other acts of the parties hereto, (c) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (d) waive compliance with any of the agreements or conditions contained herein. This Agreement may not be amended except by an instrument in writing signed by Parent, by the Sellers' Representatives and the Shareholders' Representatives on behalf of all of the Sellers and the Companies and all of the Shareholders and Related JLW Owners. Any agreement on the part of a party hereto to any extension or waiver under this Section 13.5 shall be valid only if set forth in an instrument in writing signed by Parent and the Shareholders' Representatives.

         Section 13.6 Headings. The Article and Section headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         Section 13.7 Notices. All notices, requests, demands and other communications made under or by reason of the provisions of this Agreement shall be in writing and shall be given by hand-delivery, air courier, or telecopier (with a copy also sent by hand-delivery or air courier, which shall not alter the time at which the telecopier notice is deemed received) to the parties at the addresses set forth below (or to such other addresses or, in the case of copies, to such other Persons as shall be set forth in notices given in accordance with the provisions hereof). Such notices shall be deemed given: at the time personally delivered, if delivered by hand with receipt acknowledged; upon transmission thereof by the sender and issuance by the transmitting machine of a confirmation slip that the number of pages constituting the notice have been transmitted without error, if telecopied, and the second business day after timely delivery to the courier, if sent by air courier.

                  (i)      If to any Seller or Company, to:

                  Ken Winterschladen and David Gold
                  JLW Australia Pty Limited
                  Northpoint
                  Level 27
                  100 Miller Street
                  North Sydney

                  (ii)     If to the Sellers' Representatives, to:

                  Chris Peacock
                  c/o Jones Lang Wootton
                  22 Hanover Square

                  London  W1A 2BN
                  England
                  Telephone:  44-171-493-6040
                  Fax:  44-171-408-0220

                  and to:

                  Mike Smith
                  c/o Jones Lang Wootton
                  22 Hanover Square
                  London  W1A 2BN
                  England
                  Telephone:  44-171-493-6040
                  Fax:  44-171-408-0220

                  (iii) If to the Shareholders' Representatives, to:

                  Robert Orr
                  c/o Jones Lang Wootton
                  22 Hanover Square
                  London WIA 2BN
                  England
                  Telephone:  44-171-493-6040
                  Fax:  44-171-408-0220

                  and to:

                  Gerry Kipling
                  c/o Jones Lang Wootton Ltd
                  16th & 17th Floors
                  Dorset House
                  Taikoo Place
                  979 King's Road
                  Quarry Bay
                  Hong Kong
                  Telephone:  852-2846-5000
                  Fax:  852-2968-1008
                  and to:

                  Ken Winterschladen
                  c/o Jones Lang Wootton
                  Grosvenor Place
                  225 George Street
                  Sydney NSW 2000
                  Australia
                  Telephone:  61-2-9323-5888
                  Fax:  61-2-9232-8120

                  (iv) If to a Shareholder or Management Shareholder, to such Shareholder or Management Shareholder at the address, telephone number or fax number set forth on the Applicable Joinder Agreement to which such Shareholder or Management Shareholder is a party.

                  (v) In the case of (i), (ii), (iii) and (iv) above, with a copy (which shall not constitute notice) given in the manner prescribed above, to:

                  Richard Jones
                  c/o Jones Lang Wootton
                  9 Queen Victoria Street
                  London EC4N 4YY
                  England
                  Telephone:  44-171-248-6040
                  Fax: 44-171-454-8888

                  and to:

                  Christopher Radford
                  c/o Jones Lang Wootton Ltd
                  16th & 17th Floors
                  Dorset House
                  Taikoo Place
                  979 King's Road
                  Quarry Bay
                  Hong Kong
                  Telephone:  852-2846-5000
                  Fax: 852-2968-1008
                  and to:

                  Andrew Martin
                  c/o Jones Lang Wootton
                  Grosvenor Place
                  225 George Street
                  Sydney  NSW 2000
                  Australia
                  Telephone: 61-3-9672-6666
                  Fax:  61-3-9600-1715

                  and to:

                  Slaughter and May
                  35 Basinghall Street
                  London EC2V
                  Attn: Andrew McClean, Esq.
                  Telephone: 171-600-1200
                  Fax: 171-600-0289

                  and to:

                  Sidley & Austin
                  875 Third Avenue
                  New York, NY 10022
                  Attn: James D. Johnson, Esq.
                  Telephone: 212-906-2000
                  Fax: 212-906-2021

                  (v)      If to any Buyer:

                  LaSalle Partners Incorporated
                  200 East Randolph Street
                  Chicago, Illinois 60601
                  Attn: Chief Executive Officer
                  Telephone:  312-782-5800
                  Fax:  312-228-0980

With a copy (which shall not constitute notice) given in the manner prescribed above, to:

                  Skadden, Arps, Slate, Meagher & Flom (Illinois)
                  333 West Wacker Drive
                  Chicago, Illinois 60606
                  Attn: Rodd M. Schreiber, Esq.
                  Telephone: 312-407-0700
                  Fax:  312-407-0411

                  and to:

                  Hagan & Associates
                  200 East Randolph Street
                  Suite 4322
                  Chicago, Illinois 60601
                  Attn:  Robert K. Hagan
                  Telephone:  312-228-2994
                  Fax:  312-228-0982

         Section 13.8 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, legal representatives and assigns, but this Agreement may not be assigned by any party without the written consent of the other parties.

         Section 13.9 Applicable Law. Except as otherwise specified in this Agreement, this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Illinois, without giving effect to the conflict of laws provisions thereof.

         Section 13.10 Jurisdiction. Subject to the arbitration provisions set forth in Section 7.1 of the Escrow Agreement, each of the parties hereto hereby expressly and irrevocably submits to the non-exclusive personal jurisdiction of the United States District Court for the Northern District of Illinois and to the jurisdiction of any other competent court of the State of Illinois located in the County of Cook (collectively, the "Illinois Courts"), preserving, however, all rights of removal to such federal court under 28 U.S.C. Section 1441, and to the non-exclusive jurisdiction of the High Court of England and Wales in London (the "English Courts"), in connection with all disputes arising out of or in connection with this Agreement or the transactions contemplated hereby and agrees not to commence any litigation relating thereto except in such courts;

provided that if the aforementioned Illinois Courts do not have subject matter jurisdiction, then the proceeding shall be brought in any other state or federal court located in the State of Illinois, preserving, however, all rights of removal to such federal court under 28 U.S.C. Section 1441. Notwithstanding the foregoing, the parties hereto agree that no suit, action or proceeding may be brought in any state court in the State of Illinois unless jurisdiction is unavailable in any federal court in the State of Illinois. Each party hereby waives the right to any other jurisdiction or venue for any litigation arising out of or in connection with this Agreement or the transactions contemplated hereby to which any of them may be entitled by reason of its present or future domicile. Notwithstanding the foregoing, each of the parties hereto agrees that each of the other parties shall have the right to bring any action or proceeding for enforcement of a judgment entered by the Illinois Courts or the English Courts in any other court or jurisdiction.

         Section 13.11 Service of Process. Each party irrevocably consents to the service of process outside the territorial jurisdiction of the courts referred to in Section 13.10 hereof in any such action or proceeding by giving copies thereof by hand-delivery or air courier to his, her or its address as specified in or pursuant to Section 13.7 hereof. However, the foregoing shall not limit the right of a party to effect service of process on the other party by any other legally available method.

         Section 13.12 Words in Singular and Plural Form. Words used in the singular form in this Agreement shall be deemed to import the plural, and vice versa, as the sense may require.

         Section 13.13 Counterparts. This Agreement may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 13.14 WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES (TO THE FULLEST EXTENT PERMITTED BY LAW) ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE PARTIES ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS AGREEMENT. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY. IN THE

EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.


                                   ARTICLE XIV

                               CERTAIN DEFINITIONS
                               -------------------

                  "Action" shall mean any action, suit, arbitration, inquiry, proceeding or investigation by or before any Authority of any nature, civil, criminal, regulatory or otherwise, in law or in equity.

                  "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such first mentioned Person, it being agreed that, for avoidance of doubt, the Continuing Affiliates shall not be Affiliates.

                  "Applicable Trust" means the trust operated pursuant to the Transact (NZ) Trust Deed or Transact (AUS) Trust Deed, as applicable.

                  "Applicable Trust Deed" means the Transact (NZ) Trust Deed or Transact (AUS) Trust Deed, as applicable.

                  "Asia Region Sellers" means the entities named as "Sellers" under the Asia Region Agreement.

                  "Asia Region Shareholders" means, collectively, the Persons named as "Shareholders" on the Final Master Shareholder List under the Asia Region Agreement.

                  "Asia-Related Equity Interests" means, collectively, the following equity interest held by JLW Australia as of the date of this
Agreement: (i) 10 "A" Shares and 100 "B" Shares of JLW Property Consultants Pte Ltd, a Singapore corporation, (ii) 10 "A" Shares of Jones Lang Wootton Limited, a Hong Kong corporation, (iii) 4,000 shares of JLW Transact (Thailand) Co. Limited, a Thailand corporation, (iv) 9,000 ordinary shares of JLW Transact Pte Limited, a Singapore corporation and (v) 1,000 shares of JLW Transact Limited
(HK), a Hong Kong corporation.

                  "Business Day" means any day (other than a Saturday or Sunday) on which banks are permitted to be open and transact business in Chicago, Illinois and London, England.

                  "Closing Net Worth"means, in respect of a specified group of companies, the sum of the book values of all assets of such companies, minus the sum of all liabilities of such companies, determined in each case on a consolidated or combined basis (as applicable) in accordance with the Agreed Generally Accepted Accounting Principles based on the applicable Closing Balance Sheet, or applicable Final Closing Balance Sheet, as applicable. Notwithstanding the foregoing, for purposes of calculating such Closing Net Worth: (a) the applicable Closing Balance Sheets or Final Closing Balance Sheets shall include, among other things, accruals (if not satisfied in full) for (i) Liabilities to former partners of JLW England, JLW Ireland and JLW Scotland, (ii) Liabilities relating to the Jones Lang Wootton (Hong Kong) Annuity Scheme, (iii) Transfer Taxes payable by any of such companies in connection with the Integration and the other transactions contemplated by this Agreement and the Other Purchase Agreements, (iv) other Tax Liabilities of any such companies relating to the Integration and the other transactions contemplated by this Agreement and the Other Purchase Agreements, and (v) out-of-pocket fees and expenses (including, without limitation, legal, financial advisory and accounting) payable by any of such companies in connection with the Integration and the other transactions contemplated by this Agreement and the Other Purchase Agreements; and (b) there shall be added to the assets of the applicable group of companies to the extent paid prior to Closing or accrued on the applicable Closing Balance Sheet or Final Closing Balance Sheet, an amount equal to (i) any Transfer Taxes of a type described in clause (iii) above ("JLW Transfer Taxes"), whether so accrued or previously paid (or payable by Parent or any Parent Subsidiaries and deemed accrued or accrued as provided below), to the extent that the total of such JLW Transfer Taxes so accrued or paid is less than or equal to US$3 million in the aggregate for all Companies, Asia Region Companies and Australasia Region Companies and their respective Subsidiaries and (ii) any out-of-pocket fees and expenses of a type described in clause (v) above ("JLW Fees and Expenses"), whether accrued or previously paid (or payable by Parent or any Parent Subsidiaries and deemed accrued or accrued as provided below), to the extent that the total of such fees and expenses is less than or equal to US$12 million in the aggregate for all Companies, Asia Region Companies and Australasia Region Companies and their respective Subsidiaries (it being understood that the credits for any such JLW Transfer Taxes or JLW Fees and Expenses so previously paid or accrued shall be allocated among the Closing Balance Sheets (or Final Closing Balance Sheets) in such manner as the Shareholders' Representatives shall specify); provided that the amount required to be added back to the assets of the applicable group of companies shall be net of any associated tax benefits to such group of companies as included on the applicable Closing Balance Sheet (or Final Closing Balance Sheet). For the purpose of determining such Closing Net Worth, there shall be pro forma accruals on the applicable Closing Balance Sheets and Final Closing Balance Sheets (a) in an aggregate amount equal to any

Transfer Taxes payable by Parent or any of its Subsidiaries in connection with the Integration or the transactions contemplated by this Agreement and the Other Purchase Agreements (to the extent not already accrued for on any Closing Balance Sheet or Final Closing Balance Sheet) and (b) in an aggregate amount equal to the aggregate amount of any out-of-pocket fees and expenses (including, without limitation, legal, financial advisory and accounting fees and expenses) that are (i) attributable to any JLW Partnership, Company (as defined in the Europe/USA Region Agreement), Asia Region Company or Australasia Region Company or any of their respective Subsidiaries in connection with the Integration or the transactions contemplated by this Agreement and the Other Purchase Agreements but (ii) have not been accrued on any Closing Balance Sheet or Final Closing Balance Sheet, as the case may be, and (iii) are payable by Parent or any Parent Subsidiary. Any such pro forma accruals shall be apportioned among the five Closing Balance Sheets (and corresponding Final Closing Balance Sheets) in such manner as the Shareholders' Representatives shall specify.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Company Disclosure Schedule" means the disclosure schedule delivered by the Sellers' Representatives to Parent prior to the execution of this Agreement.

                  "Company Material Adverse Effect" means (i) an individual or cumulative material adverse change in or effect on the business, properties, assets, liabilities, financial condition or results of operations of the Companies, the Asia Region Companies and the Europe/USA Region Companies and their respective Subsidiaries, taken as a whole, (ii) an individual or cumulative event or development that is reasonably expected to have a material adverse change in or effect on the business, properties, assets, liabilities, financial condition or results of operations of the Companies, the Asia Region Companies and the Europe/USA Region Companies and their respective Subsidiaries, taken as a whole, or (iii) any adverse change which would prevent any JLW Seller, Shareholder, Other Shareholder, JLW Seller, Company, Asia Region Company or Europe/USA Region Company from consummating the transactions contemplated by this Agreement and the Other Purchase Agreements.

                  "Company Subsidiary" or "Company Subsidiaries" means any direct or indirect Subsidiary of a Company.

                  "Consent" means any consent, approval, waiver, grant, concession, Contract, License, exemption or order of, registration, certificate, declaration or filing with, or report or notice to, any Person, including, without limitation, any Authority.

                  "Consideration" means, collectively, the Convertible Notes (including the Consideration Shares issuable upon conversion thereof) and the Cash Consideration.

                  "Continuing Affiliate" means any of JLW Executive Superannuation Pty Limited (NSW), Caylott Pty Limited (NSW), JLW Nominees Pty Limited (NSW), JLW Administration Pty Limited (Australia), JLW Property Financial Services Limited (Australia), Jones Lang Wootton Fund Management Pty Limited (Australia), JLW Fund Management Pty Limited (Australia), Jones Lang Wootton International Fund Management Pty Limited (Australia), JLW International Fund Management Pty Limited (Australia), JLW Fund Management Limited (New Zealand, JLW Facilities Management Limited (New Zealand) or Jones Lang Wootton International Fund Management Limited (New Zealand).

                  "Contract" or "Contracts" means any agreement, arrangement or understanding, whether written or oral, including, without limitation, any agreement to manage the operation and/or leasing of commercial or retail property, mortgage, indenture, note, guarantee, lease, License, franchise purchase agreement or sale agreement.

                  "Controlled Affiliate" means, with respect to any Shareholder or, if applicable, Related JLW Owner, any Person controlled, directly or indirectly, through one or more intermediaries, by such Shareholder or, if applicable, such Related JLW Owner.

                  "Corporate Seller" means either JLW Australia Parent or JLW
(NZ) Holdings Parent.

                  "DEL" means DEL-LPL Limited Partnership, a Delaware limited partnership, or DEL-LPAML Limited Partnership, a Delaware limited partnership, or both.

                  "Encumbrances" means all Liens and any other material limitations or restrictions on rights of ownership (including any restriction on the right to vote, sell or otherwise dispose of any share capital or capital stock or other ownership interest) or other encumbrances of any nature whatsoever.

                  "Environmental Laws" means all federal, national, interstate, state, provincial, local and foreign Laws, legislation (whether, without limitation, civil, criminal or administrative) statutes, treaties, statutory instruments, directives, by-laws, judgments regulations, notices, orders, government circulars, codes of practice and guidance notes or decisions of any competent regulatory body relating to pollution or protection of or compensation of harm to human health, safety, or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of Materials of Environmental Concern, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern.

                  "ERISA Affiliate" means, with respect to any entity, any trade or business, whether or not incorporated that, together with any such entity would be deemed a "single employer" within the meaning of Section 4001(b)(1) of ERISA.

                  "Europe/USA Region Shareholders" means, collectively, the Persons named as "Shareholders" on the Final Master Shareholder List under the Europe/USA Region Agreement.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

                  "Final Master Shareholder List" means the definitive list of Shareholders who, together with any Related JLW Owners, have executed and delivered to Parent each of the Applicable Joinder Agreement, the Stockholder Agreement, the Escrow Agreement, and any other documents, instruments or writings required to be delivered by such Shareholders and Related JLW Owners pursuant to this Agreement, which list is to be delivered to Parent pursuant to
Section 2.1 hereof and shall set forth with respect to each Shareholder, (i) the name of such Shareholder and, if applicable, the Related JLW Owner, (ii) the residence and citizenship of such Shareholder and, if applicable, the Related JLW Owner, (iii) the Shares (by Company), or beneficial ownership, as applicable, currently owned by or allocated to such Shareholder and, if applicable, the Related JLW Owner, and (iv) the number of shares of Parent Common Stock issuable (other than Adjustment Shares) in respect of such Shares (upon conversion of the applicable Convertible Note), which shares shall be identified as Initial Distribution Shares, Forfeiture Shares and Escrow Shares.

                  "HSR Act" means the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended.

                  "Income Tax" or "Income Taxes" means any federal, state, local or foreign income, franchise or similar Tax.

                  "Independent Director" means any individual who is not (i) a past or present employee or officer of Parent or any Company, Europe/USA Region Company or Asia Region Company, or any of their respective Affiliates or (ii) any Affiliate of such an employee or officer, except in each case as otherwise agreed by the Parent Nominating Committee and the JLW Nominating Committee.

                  "Intangible Property Rights"  means the following:

                           (i) Patent Rights. All United States, international and foreign patents and patent applications, and utility models ("Patents");

                           (ii) Trademarks. Common law and registered trademarks, service marks and tradenames and all applications for registration of the foregoing ("Trademarks");

                           (iii) Computer Programs. Computer programs, including all source and object code, data compilations and collections of data, whether machine-readable or otherwise (the "Computer Programs");

                           (iv) Copyrights. United States and foreign registered and unregistered copyrights, applications for copyright registration, including copyrights in Computer Programs, business information and topography or semi-conductor chip product "mask works" ("Copyrights");

                           (v) Personal Rights. Rights of publicity and privacy including, without limitation, the right to use the names, likenesses, signatures, voices, personal information and biographies of real persons; and

                           (vi) Technology. Trade secrets and confidential information, technology and know-how.

                  "Integration" means the series of actions contemplated to be taken under the terms of the Integration Plan and the Integration Agreements.

                  "IRS" means the United States Internal Revenue Service.

                  "JLW Combined 9/30 Balance Sheet Schedules"means the schedules combining the Nine-Month Interim Financial Statements, so as to eliminate or adjust for (A) intercompany activity between or among any one or more of (1) JLW England and its Subsidiaries, (2) JLW Scotland and its Subsidiaries and (3) JLW Ireland and its Subsidiaries, (B) intercompany activity between or among (x) any one or more of such entities and (y) any one or more of the Asia Region Companies and their respective Subsidiaries and (z) any one or more of the Australasia Region Companies and their respective Subsidiaries and (C) the gross-up of revenues and expenses (previously accounted for under the cost or equity method of accounting) related to the businesses which will be one-hundred percent owned as a result of the transactions contemplated by this Agreement and the Other Purchase Agreements, in each case as of September 30, 1998.

                  "JLW Combined 9/30 Financial Statement Schedules" means, collectively, the JLW Combined 9/30 Income Statement Schedules and the JLW Combined 9/30 Balance Sheet Schedules.

                  "JLW Combined 9/30 Income Statement Schedules" means the schedules combining the consolidated or combined (as applicable) profit and loss accounts contained in the Nine-Month Interim Financial Statements, so as to eliminate or adjust for (A) intercompany activity between or among any one or more of (1) JLW England and its Subsidiaries, (2) JLW Scotland and its Subsidiaries, and (3) JLW Ireland and its Subsidiaries, (B) intercompany activity between or among (x) any one or more of such entities and (y) any one ore more of the Asia Region Companies and their respective Subsidiaries and (z) any one or more of the Australasia Region Companies and their respective Subsidiaries, and (C) the gross-up of revenues and expenses (previously accounted for under the cost or equity method of accounting) related to the businesses which will be one-hundred percent owned as a result of the transactions contemplated by this Agreement and the Other Purchase Agreements, in each case for the nine months period ended September 30, 1998.

                  "JLW Parties" means, collectively, the Sellers, the Companies and the Management Shareholders and any one of them is individually referred to as a JLW Party.

                  "JLW Sellers" means collectively, (i) each of the JLW Partnerships, (ii) the Sellers and (iii) the Persons named as "Sellers" in the Asia Region Agreement.

                  "Knowledge" means with respect to (i) any Management Shareholder such Management Shareholder's actual knowledge without any obligation to undertake any inquiry, (ii) Sellers, the Companies and the Company Subsidiaries, the actual knowledge of the persons identified on Exhibit 8 hereto after reasonable inquiry of the employees of the Companies and Company Subsidiaries who are responsible for information technology and intellectual property matters, regulatory matters, compliance with environmental laws, employee benefits and labor matters and litigation matters and (iii) Parent and the Parent Subsidiaries, the actual knowledge of the persons identified on
Exhibit 9 hereto after reasonable inquiry of the employees of Parent and the Parent Subsidiaries who are responsible for regulatory matters, employee benefits and labor matters and litigation matters.

                  "Liabilities" shall mean any and all debts, losses, liabilities, claims, damages, fines, costs, royalties, proceedings, deficiencies or obligations (including those arising out of any Action, such as any settlement or compromise thereof or judgment or award therein), of any nature, whether known or unknown, absolute, accrued, contingent or otherwise and whether due or to become due, and whether or not resulting from third-party claims, and any out-of-pocket costs and expenses (including reasonable attorneys', accountants', or other fees and expenses incurred in defending any Action or in investigating any of the same or in asserting any rights hereunder).

                  "Licenses" means all licenses, permits, franchises and other authorizations.

                  "Liens" means all mortgages, pledges, security interests, liens, charges, options, conditional sales Contracts, claims, restrictions, covenants, easements, rights of way, title defects or third party interests or other Encumbrances or restrictions of any nature whatsoever.

                  "Materials of Environmental Concern" means chemicals, pollutants, contaminants, waste, toxic substances, hazardous substances, dangerous substances, radioactive materials, asbestos, petroleum and petroleum products and similar materials.

                  "Nine-Month Interim Financial Statements" means the unaudited consolidated or combined (as applicable) balance sheet of the Companies and the Company Subsidiaries, in each case as of September 30, 1998 and the related consolidated or combined (as applicable) profit and loss account, statement of cash flows, statement of movements on reserves and statement of total recognized gains and losses for the nine month period then ended.

                  "NYSE" means the New York Stock Exchange, Inc.

                  "Offering Memorandum" means the Offering Memorandum relating to the transactions contemplated by the Operative Agreements (as defined herein and as defined in each Other Purchase Agreement) to be delivered to the Designated JLW Shareholders.

                  "Operative Agreements" means, collectively, this Agreement, the Joinder Agreements, the Stockholder Agreements, the Escrow Agreement and the Convertible Notes.

                  "Other Joinder Agreements" means the Joinder Agreements (Asia) and the Joinder Agreements (Europe/USA), in the forms attached to the Asia Region Agreement and the Europe/USA Region Agreement, respectively.

                  "Other Shareholders" means, collectively, the Asia Region Shareholders and the Europe/USA Region Shareholders.

                  "Parent Disclosure Schedule" means the disclosure schedule delivered by Parent to the Shareholders' Representatives prior to the execution of this Agreement.

                  "Parent Material Adverse Effect" means (i) an individual or cumulative material adverse change in, or effect on, the business, properties, assets, liabilities, financial condition or results of operations of Parent and its Subsidiaries, taken as a whole, or (ii) an individual or cumulative event or development that is reasonably expected to have a material adverse change in or effect on the business, properties, assets, liabilities, financial condition or results of operations of Parent and its Subsidiaries, taken as a whole, or (iii) any adverse change which would prevent Parent or any other Buyer (as defined herein and in the Asia Region Agreement) from consummating the transactions contemplated by this Agreement and the Other Purchase Agreements.

                  "Parent Domestic Plan" shall mean each bonus, deferred compensation, incentive compensation, stock purchase, stock option and other equity compensation, employment, consulting, severance or termination pay, hospitalization or other medical, life or other insurance, supplemental unemployment benefits, profit-sharing, supplemental pension or retirement plan, program, Contract, agreement or arrangement, and each other "employee benefit plan" (within the meaning of section 3(3) of ERISA) that is sponsored, maintained or contributed to or required to be contributed to by Parent or a Parent Subsidiary for the benefit of any employee or former employee of the Parent or Parent Subsidiary and with respect to which any Parent or Parent Subsidiary may incur liability, but excluding any such plan, program, Contract, agreement or arrangement that is (i) maintained outside of the United States (as described in Section 4(b)(4) of ERISA) or (ii) benefitting any employee or former employee of any Compass entity.

                  "Parent Foreign Plan" shall mean each bonus, deferred compensation, incentive compensation, stock purchase, stock option and other equity compensation, employment, consulting, severance or termination pay, hospitalization or other medical, life or other insurance, supplemental unemployment benefits, profit-sharing, pension or retirement, or supplemental pension or retirement plan, program, Contract, agreement or arrangement, and each other employee benefit plan or perquisite that (i) is sponsored, maintained or contributed to or required to be contributed to by Parent or a Parent Subsidiary for the benefit of any employee of former employee of Parent or Parent Subsidiary and with respect to which Parent or Parent Subsidiary may incur liability and (ii) is not a Parent Domestic Plan; provided, however, that, for purposes of this Agreement, the term "Parent Foreign Plan" shall not include any such plan benefitting any employee or former employee of any Compass entity.

                  "Parent Significant Subsidiary" means any Parent Subsidiary that constitutes a "significant subsidiary" within the meaning of Rule 1-02 of Regulation S-X of the SEC.

                  "Parent Subsidiary" or "Parent Subsidiaries" means any direct or indirect Subsidiary of Parent.

                  "Permitted Liens" means (i) liens shown on the Interim Financial Statements or the Parent Interim Balance Sheet, as applicable, as securing specified liabilities (with respect to which no default exists), (ii) liens for current taxes not yet due and (iii) minor imperfections of title and encumbrances, if any, which are not substantial in amount, do not detract from the value of the property subject thereto or impair the operations related thereto and have arisen only in the ordinary and usual course of business consistent with past practice.

                  "Person" means any corporation, individual, joint stock company, joint venture, partnership, unincorporated association, governmental regulatory entity, country, state or political subdivision thereof, trust or other entity.

                  "Plan" shall mean each bonus, deferred compensation, incentive compensation, stock purchase, stock option and other equity compensation plan program, Contract or arrangement; each employment, consulting, severance or termination pay plan, program, Contract or arrangement; each hospitalization or other medical, life or other insurance, supplemental unemployment benefits, profit-sharing, pension or retirement plan, program, agreement or arrangement, and each other employee benefit plan that is sponsored, maintained or contributed to or required to be contributed to by any Company or Company Subsidiary, for the benefit of any employee or former employee of any Company or Company Subsidiary and with respect to which any Company or Company Subsidiary may incur liability.

                  "Related JLW Owner" means the director, officer or employee of a Seller, Company or Company Subsidiary both (i) who owns or holds an interest (beneficial or otherwise), direct or indirect, in any Shareholder or through which such Shareholder will acquire Shares in the Integration and (ii) whose name is set forth opposite such Shareholder's name on the Final Master Shareholder List.

                  "Related Parties" means any Shareholder, the Related JLW Owner of such Shareholder (if applicable), the spouse of such Shareholder, the spouse of such Related JLW Owner (if applicable), any descendant of such Shareholder, any descendant of the Related JLW Owner (if applicable) and any Controlled Affiliate of any of the foregoing Persons.

                  "SEC" means the United States Securities and Exchange Commission.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

                  "Sellers' Representatives" means Chris Peacock and Mike Smith or, after execution of the SCCA, any of their respective alternates as provided in the SCCA.

                  "Shareholder Determination Date" means the date upon which the Final Master Shareholder List is accepted by Parent.

                  "Shareholders' Representatives" shall mean Robert Orr, Ken Winterschladen and Gerry Kipling, and Richard Jones, Christopher Radford and Andrew Martin, as their respective alternates, pursuant to the SCCA.

                  "Subsidiary" or "Subsidiaries" means, with respect to any Person, any other Person, the voting securities, other voting ownership or voting partnership interests of which that are sufficient to elect at least a majority of its board of directors or other governing body (or, if there are not such voting interests, 50% or more of the equity interest of which) at the time of determination, are owned directly or indirectly by such first mentioned Person.

                  "Tax" or "Taxes" means taxes of any kind, levies or other like assessments, customs, duties, imposts, charges or fees, including, without limitation, income, gross receipts, ad valorem, value added, excise, real or personal property, asset, document, sales, use, license, payroll, transaction, capital, net worth and franchise taxes, withholding, employment, social security, workers compensation, utility, severance, production, unemployment compensation, occupation, premium, windfall profits, transfer and gains taxes or other governmental taxes imposed by or payable to the United States, or any state, county, local or foreign government or subdivision or agency thereof, imposed with respect to the income, business, operations or assets of any Company or Company Subsidiary, and in each instance such term shall include any interest, penalties and additions to Tax attributable to any such Tax.

                  "Tax Return" means any return, report, information return, schedule or other document (including any related or supporting information) with respect to Taxes filed or required to be filed with any Authority.

                  "Transfer Taxes" means any transfer, documentary, sales, use, stamp, duties, recording, filing or other similar tax or fees (including any penalties, interest or additions).

                  "Trustee Seller" means either the Transact (NZ) Trust Trustee or the Transact (AUS) Trust Trustee, as applicable.

                  "UK GAAP" means generally accepted accounting principles, as in effect in the United Kingdom.

                  "US GAAP" means generally accepted accounting principles, as in effect in the United States.

                  IN WITNESS WHEREOF, this Purchase and Sale Agreement (Australasia) has been duly executed and delivered by each of the Management Shareholders and the duly authorized officer of each of the Sellers, the Companies, Parent, US Acquisition Sub and Australia Acquisition Sub, as of the day and year first above written.


                                   LASALLE PARTNERS INCORPORATED


                                   By:      /s/ William E. Sullivan
                                      ---------------------------------------
                                   Name:  William E. Sullivan
                                   Title:  Executive Vice President and Chief
                                           Financial Officer



                                   JLLINT, INC.


                                   By:      /s/ Jeanann Diab
                                      ---------------------------------------
                                   Name:  Jeanann Diab
                                   Title:  Vice President



                                   LPI (AUSTRALIA) HOLDINGS PTY
                                   LIMITED


                                   By:      /s/ Jeanann Diab
                                      ---------------------------------------
                                   Name:  Jeanann Diab
                                   Title:  Vice President

                                   JLW HOLDINGS PTY LIMITED


                                   By:     /s/ Michael Smith
                                      ---------------------------------------
                                   Name:  Michael Smith
                                   Title: Director


                                   JLW AUSTRALIA PTY LIMITED


                                   By:      /s/ Michael Smith
                                      ---------------------------------------
                                   Name:  Michael Smith
                                   Title:  Authorized Signatory


                                   JLW (NEW ZEALAND) HOLDINGS PTY
                                   LTD.


                                   By:     /s/ Michael Smith
                                      ---------------------------------------
                                   Name:  Michael Smith
                                   Title:  Authorized Signatory

                                   Witness signature: /s/ Robert Scott Grant
                                                     ------------------------
                                   Name of witness:  Robert Scott Grant
                                                   --------------------------
                                   Occupation:  Chartered Accountant
                                              -------------------------------
                                   City/Town:   Melbourne, Victoria
                                             --------------------------------


                                   JONES LANG WOOTTON HOLDINGS
                                   LIMITED


                                   By:     /s/ Michael Smith
                                      ---------------------------------------
                                   Name:  Michael Smith
                                   Title:  Authorized Signatory

                                   Witness signature:  /s/ Robert Scott Grant
                                                     ------------------------
                                   Name of witness:  Robert Scott Grant
                                                   --------------------------
                                   Occupation:  Chartered Accountant
                                              -------------------------------
                                   City/Town:   Melbourne, Victoria
                                             --------------------------------


                                   JLW TRANSACT LIMITED


                                   By:     /s/ Michael Smith
                                      ---------------------------------------
                                   Name:  Michael Smith
                                   Title:  Authorized Signatory

                                   Witness signature:  /s/ Robert Scott Grant
                                                     ------------------------
                                   Name of witness:   Robert Scott Grant
                                                   --------------------------
                                   Occupation:  Chartered Accountant
                                              -------------------------------
                                   City/Town:   Melbourne, Victoria
                                             --------------------------------

                                   JONES LANG WOOTTON TRANSACT PTY
                                   LTD.


                                   By:     /s/ Michael Smith
                                      ---------------------------------------
                                   Name:  Michael Smith
                                   Title:  Authorized Signatory


                                   JONES LANG WOOTTON TRANSACT
                                   (VIC) PTY LTD.


                                   By:     /s/ Michael Smith
                                      ---------------------------------------
                                   Name:  Michael Smith
                                   Title:  Authorized Signatory

                                   JONES LANG WOOTTON TRANSACT
                                   (QLD) PTY LTD


                                   By:      /s/ Michael Smith
                                      ---------------------------------------
                                   Name:  Michael Smith
                                   Title:  Authorized Signatory


                                   BENBRIDGE (NZ) LIMITED, as Trustee


                                   By:     /s/ Michael Smith
                                      ---------------------------------------
                                   Name:  Michael Smith
                                   Title:  Authorized Signatory

                                   Witness signature: /s/ Robert Scott Grant
                                                     ------------------------
                                   Name of witness:   Robert Scott Grant
                                                   --------------------------
                                   Occupation:  Chartered Accountant
                                              -------------------------------
                                   City/Town:   Melbourne, Victoria
                                             --------------------------------


                                   BENBRIDGE AUSTRALIA PTY LIMITED,
                                            as Trustee


                                   By:     /s/ Michael Smith
                                      ---------------------------------------
                                   Name:  Michael Smith
                                   Title: Director

                                   MANAGEMENT SHAREHOLDERS:

                                   /s/ Mike Smith
                                   ---------------------------------------
                                   Mike Smith


                                   /s/ Chris Peacock
                                   ---------------------------------------
                                   Chris Peacock


                                   /s/ Robin Broadhurst
                                   ---------------------------------------
                                   Robin Broadhurst


                                   /s/ Chris Brown
                                   ---------------------------------------
                                   Chris Brown


                                   /s/ Michael Dow
                                   ---------------------------------------
                                   Michael Dow


                                   /s/ Gerry Kipling
                                   ---------------------------------------
                                   Gerry Kipling


                                   /s/ Peter Lee
                                   ---------------------------------------
                                   Peter Lee


                                   /s/ Robert Orr
                                   ---------------------------------------
                                   Robert Orr


                                   /s/ Clive Pickford
                                   ---------------------------------------
                                   Clive Pickford


                                   /s/ Ken Winterschladen
                                   ---------------------------------------
                                   Ken Winterschladen

                                                                      ANNEX E
                                                                      -------

                         INDEMNITY AND ESCROW AGREEMENT

                  INDEMNITY AND ESCROW AGREEMENT, dated as of October 21, 1998 (this "Agreement"), by and among (i) LaSalle Partners Incorporated, a Maryland corporation ("Parent"), JLLINT, Inc., an Illinois corporation and an indirect wholly-owned subsidiary of Parent ("US Acquisition Sub"), JLLIP, Inc., an Illinois corporation and an indirect wholly-owned subsidiary of Parent ("US Acquisition Sub II"), LPI (Australia) Holdings Pty Limited, a corporation organized under the laws of the Australian Capital Territory and an indirect wholly-owned subsidiary of Parent ("Australia Acquisition Sub" and, together with Parent, US Acquisition Sub and US Acquisition Sub II, the "Buyers"), (ii) the Persons named as "Shareholders" on the signature pages hereto (each a "Shareholder" and, collectively, the "Shareholders" (which term includes the Management Shareholders)), and in respect of each Shareholder, if applicable, the person named as its "Related JLW Owner" on the applicable signature page hereto (each a "Related JLW Owner" and, collectively, the "Related JLW Owners") and (iii) Harris Trust and Savings Bank, as escrow agent (the "Escrow Agent").

                  WHEREAS, as of the date hereof, Parent and the other parties named therein are entering into a Purchase and Sale Agreement (the "Europe/USA Region Agreement"), pursuant to which, among other things, Parent has the right (and may be required) to acquire all of the issued and outstanding capital stock or share capital, as applicable, of each of the Europe/USA Region Companies;

                  WHEREAS, as of the date hereof, Parent, US Acquisition Sub, US Acquisition Sub II and the other parties named therein are entering into a Purchase and Sale Agreement, (the "Asia Region Agreement"), pursuant to which, among other things, US Acquisition Sub and US Acquisition Sub II will collectively acquire (except as otherwise set forth therein) all of the issued and outstanding share capital of each of the Asia Region Companies;

                  WHEREAS, as of the date hereof, Parent, US Acquisition Sub, Australia Acquisition Sub and the other parties named therein are entering into a Purchase and Sale Agreement (the "Australasia Region Agreement" and, together with the Europe/USA Region Agreement and the Asia Region Agreement, the "Purchase Agreements" and each, individually, a "Purchase Agreement"), pursuant to which, among other things, Australia Acquisition Sub and US Acquisition Sub will collectively acquire all of the issued and outstanding share capital of each of the Australasia Region Companies;

                  WHEREAS, it is a condition to the consummation of the transactions contemplated by the Purchase Agreement and Joinder Agreement to which each Shareholder and in respect of such Shareholder, if applicable, its Related JLW Owner are parties (the "Applicable Purchase Agreement" and the "Applicable Joinder Agreement," respectively) that such Shareholder and, if applicable, such Related JLW Owner execute and deliver this Agreement;

                  WHEREAS, pursuant to Section 6.7 of each Purchase Agreement, the Buyers have agreed, among other things, to establish a trust (the "ESOT," with the trustee thereof being referred to herein as the "ESOT Trustee") for the purpose of holding and distributing 1,787,710 shares of Parent Common Stock (the "ESOT Shares") to certain employees of the JLW Businesses, in accordance with the terms and conditions to be set forth in the trust agreement (the "ESOT Trust Agreement") to be entered into in connection therewith;

                  WHEREAS, in connection with the creation of the ESOT, the Buyers will collectively deposit with the Escrow Agent (i) 93,023 ESOT Shares on behalf of the ESOT to be held by the Escrow Agent as Escrow Shares and (ii) 110,171 ESOT Shares on behalf of the ESOT to be held by the Escrow Agent as Adjustment Shares;

                  WHEREAS, the ESOT Trustee shall enter into an appropriate joinder agreement (the "ESOT Joinder Agreement"), pursuant to which, among other things, such ESOT Trustee shall become a party to this Agreement and agree to be bound by the applicable terms hereof, in each case solely in its capacity as trustee of the ESOT;

                  WHEREAS, pursuant to Section 1.3(c) of the Asia Region Agreement, the appropriate Buyers will collectively deposit with the Escrow Agent all of the Forfeiture Shares under the Asia Region Agreement (the "Asia Region Forfeiture Shares") to be held by the Escrow Agent as Escrow Shares, pursuant to and in accordance with Sections 1.1(f), 3.4(e) and 3.7 hereof;

                  WHEREAS, Sections 1.2, 1.3 and 6.7 of each Purchase Agreement and Sections 1.2 and 1.3 of each Joinder Agreement provide for the placement in escrow, pursuant to the terms of this Agreement, of the Escrow Shares and the Adjustment Shares;

                  WHEREAS, pursuant to a Shareholders Contribution and Coordination Agreement to be entered into pursuant to Section 1.8 of each Purchase Agreement (the "SCCA"), the Shareholders, the Related JLW Owners and the JLW Sellers are expected to appoint Robert Orr, Ken Winterschladen and Gerry Kipling as the "Shareholders' Representatives," and Richard Jones, Christopher Radford and Andrew Martin as their respective alternates, for the purposes of the Purchase Agreements, the Joinder Agreements and this Agreement and have agreed to reapportion the various indemnification and payment obligations of the Shareholders and the Related JLW Owners under this Agreement, the Joinder Agreements and the Purchase Agreements; and

                  WHEREAS, pursuant to the Purchase Agreements, the SCCA and the Joinder Agreements the Shareholders have authorized the Shareholders' Representatives to, among other things, (i) take all action necessary in connection with the defense and/or settlement of any claims made against the Escrow Fund (as hereinafter defined), (ii) give and receive on behalf of the Shareholders and the Related JLW Owners certain notices required to be given under this Agreement, and (iii) take on behalf of the Shareholders and the Related JLW Owners certain additional actions contemplated to be taken by or on behalf of the Shareholders and the Related JLW Owners by the terms of this Agreement.

                  NOW THEREFORE, in consideration of the representations, warranties, covenants and agreements contained herein, in the Purchase Agreements and in the other Operative Agreements (as defined in each of the Purchase Agreements, which Operative Agreements as so defined are herein collectively referred to as the "Operative Agreements," and each, individually, as an "Operative Agreement"), the receipt and sufficiency of which are hereby acknowledged, and intended to be legally bound hereby, the parties hereto agree as follows:


                                   ARTICLE I

                                INDEMNIFICATION
                                ---------------

                  Section 1.1 Indemnification by the Shareholders. (a) Subject to the terms and conditions and limitations set forth in this Agreement, each of the Buyers and their respective Subsidiaries and Affiliates (other than in each case the Europe/USA Region Companies, the Asia Region Companies, the Australasia Region Companies and their respective Subsidiaries, but subject to the last paragraph of this Section 1.1(a)) together with their respective directors, officers, employees and agents (collectively, the

"Indemnified Persons") shall be defended, indemnified and held harmless from and against any and all Losses and Expenses arising out of or relating to:

                                        (i)    (x) any breach by any Article III
         Entity of any representation or warranty of such Article III Entity contained in Article III of any Purchase Agreement or in any certificate delivered on behalf of any Article III Entity, to the Buyers or any of them pursuant thereto, (y) except as disclosed in
         Section 3.23 of the Company Disclosure Schedule to each of the Purchase Agreements, all Taxes of any JLW Partnership, Europe/USA Region Company (or Subsidiary thereof), Asia Region Company (or Subsidiary thereof) or Australasia Region Company (or Subsidiary thereof) (whether or not shown as due on any Tax Return) attributable to any taxable year or period ending on or before the Closing Date, including any Pre-Closing Period (as defined in Section 2.3), except for Taxes which are reserved for and shown on any Final Closing Date Balance Sheet and (z) any claim for indemnification made pursuant to the agreements referenced in
         Section 6.11 of each Purchase Agreement, but only to the extent that the claim that gave rise to such indemnification claim arose out of or was related to the allocation of Consideration among the Shareholders (with a claim for indemnification based on (A) a breach referred to in clause (x) or, (B) clause (z) above or (C) in respect of any such Taxes referred to in clause (y) above being sometimes referred to herein as an "Entity Misrepresentation Claim");

                                        (ii)   any intentional and wilful breach
         by any Management Shareholder of any representation or warranty of such Management Shareholder contained in Article III of any Purchase Agreement or in any certificate delivered by such Management Shareholder pursuant to Section 8.4 of such Purchase Agreement (with a claim for indemnification based on such a breach being sometimes referred to herein as a "Management Misrepresentation Claim");

                                       (iii)   any breach by any Shareholder or
         Related JLW Owner of any representation or warranty of such Share holder or Related JLW Owner contained in any Joinder Agreement (with a claim for indemnification based on such a breach being sometimes referred to herein as an "Individual Shareholder Misrepresentation Claim");

                                        (iv)   any breach by any JLW Seller,
         Europe/USA Region Company, Asia Region Company or Australasia Region Company of any covenant or agreement of such JLW Seller Europe/USA Region Company, Asia Region Company or Australasia Region Company contained in any Purchase Agreement (with a claim for indemnification based on such a breach being sometimes referred to herein as an "Entity Covenant Claim," which claim, in the case of any Europe/USA Region Company, Asia Region Company or Australasia Region Company, may only be based on a breach that has occurred prior to the Closing);

                                        (v)    any breach by any Shareholder or
         Related JLW Owner of any covenant or agreement of such Shareholder or Related JLW Owner contained in any Joinder Agreement or other Operative Agreement (with any claim for indemnification based on such a breach being sometimes referred to herein as a "Shareholder Covenant Claim");

                                        (vi)   all expenses reasonably incurred
         in connection with enforcing any arbitrator awards pursuant to Article VIII hereof; and

                                        (vii)  any item specified on Schedule 2
hereto.


                  For purposes of this Agreement, any Losses or Expenses incurred by any Europe/USA Region Company, Asia Region Company or Australasia Region Company, or any of their respective Subsidiaries, shall be deemed to be Losses or Expenses incurred by the Buyers, and the indemnification of the Indemnified Persons provided for in this Agreement shall be provided by the Shareholders and their Related JLW Owners pursuant to and in accordance with the terms, conditions and limitations set forth in this Agreement; provided that the Escrow Shares deposited with the Escrow Agent on behalf of the ESOT (the "ESOT Escrow Shares") shall also be available in accordance with the terms, conditions and limitations set forth in this Agreement to satisfy the indemnification obligations of the Shareholders and their Related JLW Owners to the extent a claim is made against the Escrow Fund. Notwithstanding anything to the contrary contained in this Agreement, (i) each Asia Region Shareholder and such Shareholder's Related JLW Owner, if any (jointly and severally between such Shareholder and its Related

JLW Owner), shall, severally and not jointly, indemnify, defend and hold harmless the Indemnified Persons from and against any and all Losses and Expenses arising out of or relating to (A) any breach by any JLW Seller of any representation or warranty of any JLW Seller under Article IIIA of the Asia Region Agreement and (B) any breach by any JLW Seller of any covenant or agreement of any JLW Seller under Article I (other than Sections 1.4 through 1.9) or Article IIIA of the Asia Region Agreement and (ii) each Australasia Region Shareholder and such Shareholder's Related JLW Owner, if any (jointly and severally between such Shareholder and its Related JLW Owner), shall, severally and not jointly, indemnify, defend and hold harmless the Indemnified Persons from and against any and all Losses and Expenses arising out of or relating to
(A) any breach by any JLW Seller of any representation or warranty of any JLW Seller under Article IIIA of the Australasia Region Agreement and (B) any breach by any JLW Seller of any covenant or agreement of any JLW Seller under Article I (other than Sections 1.4 through 1.9) or Article IIIA of the Australasia Region Agreement. For purposes of this Agreement: (i) any claim under clause (i)(A) or clause (ii)(A) of the immediately preceding sentence shall be deemed an Individual Shareholder's Misrepresentation Claim, (ii) any claim under clause
(i)(B) or clause (ii)(B) of the immediately preceding sentence shall be deemed a Shareholder Covenant Claim, (iii) the several liability of each Asia Region Shareholder (together with its Related JLW Owner, if any) shall be based on such Asia Region Shareholder's pro rata share of the Losses and Expenses subject to indemnification hereunder, which pro rata share shall be based on the proportion that the number of Initial Consideration Shares allocated to such Asia Region Shareholder on the Final Master Shareholder List under the Asia Region Agreement bears to the aggregate number of Initial Consideration Shares allocated to all Asia Region Shareholders on such Final Master Shareholder List and (iv) the several liability of each Australasian Region Shareholder (together with its Related JLW Owner, if any) shall be based on its pro rata share of the Losses and Expenses subject to indemnification, which pro rata share shall be based on the proportion that the number of Initial Consideration Shares allocated to such Australasia Region Shareholder on the Final Master Shareholder List under the Australasia Region Agreement bears to the aggregate number of Initial Consideration Shares allocated to all Australasia Region Shareholders on such Final Master Shareholder List.

                           (b)   Notwithstanding any other provision hereof, and
except with respect to any Recourse Claim, the sole monetary recourse or monetary relief of all Indemnified Persons against any Person (including, without limitation, any JLW Seller, Shareholder or Related JLW Owner) or asset in respect of any and all Losses and Expenses set forth or referred to in
Section 1.1 hereof or Losses and Expenses otherwise based upon or arising out of or under this Agreement, the Purchase Agreements or any other Operative Agreements, or upon or arising out of the facts and circumstances giving rise to such Losses or Expenses (regardless of the legal theory or the nature of the claim for recovery or cause of action) shall be limited to the indemnification provided hereunder from (and only to the extent of) the Escrow Fund as the same may exist from time to time, provided, that nothing contained herein shall preclude any assertion of any equitable remedies that may exist for fraud; and provided, further, that the Escrow Fund shall not be available for Losses or Expenses incurred as a result of any breach of any covenant contained in any Stockholder Agreement.

                           (c) Notwithstanding the provisions of Section 1.1(a)
hereof:

                                        (i)    with respect to any Individual
         Share holder Misrepresentation Claim or Shareholder Covenant Claim, each Shareholder and, if applicable, its Related JLW Owner from whom such Shareholder has received Shares (or the right to receive Shares) breaching the applicable representation, warranty or covenant contained in the Applicable Joinder Agreement or other Operative Agreement to which such Shareholder or such Related JLW Owner is a party (jointly and severally between such Shareholder and such Related JLW Owner) shall be severally liable for any Losses and Expenses arising out of or relating to any such breach; and

                                        (ii)   with respect to any Management
         Misrepresentation Claim, each Management Shareholder who has intentionally and willfully breached the applicable representation or warranty shall be severally liable for any Losses and Expenses arising out of or relating to any such breach, but only to the extent that such breach, individually or in the aggregate, would reasonably be expected to have a Company Material Adverse Effect.

                           (d)   Notwithstanding any other provisions hereof,
the liability of each Shareholder and, if applicable, its Related JLW Owner for monetary damages or monetary relief, including each Management Shareholder, under this Agreement, the Applicable Joinder Agreement and the other Operative Agreements to which such Shareholder and, if applicable, each Related JLW Owner is a party (whether based on a breach of any agreement, covenant, representation or warranty contained therein or pursuant to any indemnification obligation set forth therein or based on any other cause of action or legal theory in respect thereof) shall not exceed the aggregate value of the Consideration received or to be received by such Shareholder and Related JLW Owner under the Applicable Joinder Agreement, this Agreement, the SCCA or other Operative Agreements to which such Shareholder and, if applicable, Related JLW Owner is a party (it being understood that, for such purposes, each Consideration Share shall be valued at an amount equal to US$32.215 (subject to appropriate adjustment in the case of stock dividends, stock splits, combinations or other recapitalizations of Parent effected after the date hereof). The ESOT Escrow Shares shall be available in accordance with the terms, conditions and limitations set forth in this Agreement to satisfy the indemnification obligations of the Shareholders and their Related JLW Owners to the extent a claim is made against the Escrow Fund (it being understood that, for such purposes, each ESOT Escrow Share shall be valued at an amount equal to US$32.215 (subject to appropriate adjustment in the case of stock dividends, stock splits, combinations or other recapitalizations of Parent effected after the date hereof).

                           (e)   Notwithstanding the provisions of  Section
1.1(a)(i) or Section 1.1(a)(vii) hereof, to the extent that Indemnified Persons incur Losses or Expenses under such Section 1.1(a)(i) or such Section 1.1(a)(vii), the Indemnified Persons shall be entitled to indemnification only with respect to any claim relating to Losses and Expenses which (as finally determined hereunder) individually exceeds US$100,000 (each a "Minimum Claim") and in any event only if the aggregate amount of all Minimum Claims by all Indemnified Persons (as finally determined hereunder) exceeds US$5,000,000, in which case, the Indemnified Persons shall be indemnified for the full amount of all such Minimum Claims; provided, that the foregoing limitations do not apply with respect to a Recourse Claim or any Entity Misrepresentation Claim arising out of or relating to any breach by any Article III Entity of any representation or warranty of such Article III Entity contained in Section 3.1 of any Purchase Agreement; provided that to the extent that Parent actually receives an indemnification payment directly from a Shareholder or the Related JLW Owner in respect of such Recourse Claim or Entity Misrepresentation Claim, the amount of such payment shall not be counted in determining whether the minimum Claims exceed US$5,000,000. For purposes of determining any breach of the representations and warranties referred to in Section 1.1(a)(i) hereof, references to "Company Material Adverse Effect," "material" or "materially" or any other word that is derived from the word "material" set forth therein shall be disregarded, except as, and to the extent, set forth on Schedule 1 hereto.

                           (f)   Notwithstanding any other provision of this
Agreement, the Asia Region Forfeiture Shares shall be available in accordance with the terms, conditions and limitations set forth in this Agreement solely to satisfy the indemnification obligations of the Asia Region Shareholders and their Related JLW Owners to the extent a claim is made against the Escrow Fund for any Entity Misrepresentation Claim arising out of or relating to any breach of Section 3.1 of the Asia Region Agreement (an "Asian Title Claim").

                           (g)   Notwithstanding any other provision of this
Agreement, as of and after the Closing, no Europe/USA Region Company, Asia Region Company or Australasia Region Company, or any of their respective Subsidiaries, shall have any liability under this Agreement, and no JLW Seller, JLW Party, Asia Region Share holder, Australasia Region Shareholder or Europe/USA Region Shareholder or Related JLW Owner of any of the foregoing, if any, shall threaten or bring any claim or Action whatsoever against a Europe/USA Region Company, Asia Region Company or Australasia Region Company, or any of their respective Subsidiaries or Affiliates or any of their respective directors, officers, employees and agents (other than against a Europe/USA Region Shareholder, Asia Regional Shareholder, or Australasia Region Shareholder or any Related JLW Owner of any of the foregoing for contribution to any amounts payable by such JLW Seller, JLW Party, Asia Region Shareholder, Australasia Region Shareholder, Europe/USA Region Shareholder or Related JLW Owner or any of the foregoing under this Section 1.1 or Article II hereof or otherwise under this Agreement.

                           (h)   Notwithstanding the provisions of Section
1.1(a) hereof, (i) no claim for indemnification may be asserted by any Indemnified Person under this Agreement prior to the Closing Date, and no Entity Misrepresentation Claim, Management Misrepresentation Claim or Entity Covenant Claim may be asserted unless notice of such claim is properly given pursuant to
Section 1.2 hereof prior to (A) the date which is five (5) Business Days prior to December 31, 2000 with respect to any Asian Title Claim that is asserted in respect of the Asia Region Forfeiture Shares and (B) the 450th day after the Closing Date with respect to all other Entity Misrepresentation Claims, Management Misrepresentation Claims and Entity Covenant Claims and (ii) any Individual Shareholder Misrepresentation Claim, Shareholder Covenant Claim or any claim made under Article II hereof may be asserted at any time.

                           (i)   Notwithstanding anything to the contrary
contained herein, each Party shall bear its own Expenses incurred in connection with any Action, arbitration or Claim solely between the parties hereto (other than pursuant to Section 6.5 of any Stockholder Agreement), subject to the right of any court or arbitration panel to award Expenses to the prevailing party (excluding Expenses incurred in connection with the enforcement of any judgment or award).

                           (j) Neither Article I nor Article II of this
Agreement nor, for the avoidance of doubt, any covenant or indemnity contained in any of the Purchase Agreements shall:-

                                 (A) cover any Tax Liability consisting of Transfer Taxes ("IP Transfer Taxes") arising in respect of the Intellectual Property Rights transferred to NewCo 1 pursuant to the Integration Agreements (so that, for the avoidance of doubt, any liability in respect of IP Transfer Taxes shall not count towards the Transfer Tax Threshold as defined in Section 2.1(a)(ii)); or

                                 (B) cover any Tax Liability attributable to any amendment, modification or tax election (including in particular any voluntary disclaimer of the whole or part of any allowance available under Part II of the Capital Allowances Act 1990 or the failure to make or maintain a valid claim for any other available relief from Tax) made to or in a Tax Return by the Indemnified Persons after the Closing Date with respect to any Tax Return for a Pre-Closing Period without the consent of the Shareholders' Representatives (which consent shall not be unreasonably withheld or delayed) with respect to such Company or Company Subsidiary.

                  Any cash payment made to an Indemnified Person in respect of a liability arising under this Agreement in respect of any of the Purchase Agreements (an "Indemnity Payment") shall so far as possible constitute repayment of any Cash Consideration paid under the Applicable Purchase Agreement to the Person making the Indemnity Payment in question.

                           (k)   EACH SHAREHOLDER AND ITS RELATED JLW OWNER (AS
APPLICABLE) ACKNOWLEDGES THAT SUCH SHAREHOLDER AND RELATED JLW OWNER HAS RECEIVED A COPY OF THE APPLICABLE JOINDER AGREEMENT AND THE APPLICABLE PURCHASE AGREEMENT AND HAS REVIEWED EACH SUCH AGREEMENT, INCLUDING, WITHOUT LIMITATION,
(I) THE REPRESENTATIONS AND WARRANTIES OF SUCH SHAREHOLDER AND RELATED JLW OWNER (AS APPLICABLE) CONTAINED IN THE APPLICABLE JOINDER AGREEMENT (AND (A) WITH RESPECT TO THE ASIA REGION SHAREHOLDERS, THE REPRESENTATIONS AND WARRANTIES OF THE APPLICABLE JLW SELLERS UNDER ARTICLE IIIA OF THE ASIA REGION PURCHASE AGREEMENT AND (B) WITH RESPECT TO THE AUSTRALASIA REGION SHAREHOLDERS, THE REPRESENTATIONS AND WARRANTIES OF THE APPLICABLE JLW SELLERS UNDER ARTICLE

IIIA OF THE AUSTRALASIA REGION PURCHASE AGREEMENT) AND (II) WITH RESPECT TO MANAGEMENT SHAREHOLDERS, THE REPRESENTATIONS AND WARRANTIES SET FORTH IN
ARTICLE III OF EACH OF THE PURCHASE AGREEMENTS.

                  Section 1.2 Notice. The parties intend that all indemnification claims be made as promptly as practicable by the Indemnified Persons. Whenever any claim shall arise for indemnification under Section 1.1(a) or Article II hereof, the Indemnified Person shall promptly notify (i) the Shareholders' Representatives and (ii) each Shareholder, if any, and, if applicable, the Related JLW Owner against whom a claim for indemnification is being made directly, of the facts constituting the basis for such claim and, to the extent ascertainable at that time, a good faith estimate of the amount of Losses that are subject to such claim. Subject to Section 1.1(e) hereof, the failure by the Indemnified Persons to so notify shall not relieve the Indemnifying Persons of any liability that he, she, it or they may have to the Indemnified Persons, except to the extent the Indemnifying Persons demonstrate that the defense of such action is materially prejudiced thereby. In the case of any Asian Title Claim, the claim notice shall specify an allocation of such claim between the Asia Region Forfeiture Escrow Shares and the other Escrow Shares comprising the Escrow Fund. The applicable Indemnified Persons shall also notify the Shareholders' Representatives (and any applicable Shareholder and, if applicable, the Related JLW Owner) on a quarterly basis of (i) the amount of any Expenses incurred by such Indemnified Persons during the preceding quarter for which indemnification is to be sought and (ii) any change in the estimated amount of Losses subject to such claim. For purposes of this Agreement, "Indemnifying Persons" means the Person or Persons obligated to indemnify the Indemnified Persons.

                  Section 1.3 Claims by Third Parties. With respect to claims made by third parties, the Indemnified Persons shall be entitled to control the defense of such claims and shall use commercially reasonable efforts to defend such claims in connection therewith with counsel reasonably satisfactory to the Indemnifying Persons and shall conduct such defense in good faith; provided, that:

                           (a) the Indemnifying Persons and the Shareholders'
Representatives shall be entitled to participate in the defense of such claim and to employ counsel at their own expense to assist in the handling of such claim;

                           (b) With respect to claims other than Tax claims, no
Indemnified Person shall consent to the entry of any judgment or enter into any settlement without the consent of (x) the Indemnifying Person or Persons and (y) the

Shareholders' Representatives (if a claim is being made against the Escrow Fund) (which consent shall not be unreasonably withheld or delayed), (i) if such judgment or settlement does not include as an unconditional term thereof the giving by each claimant or plaintiff to each Indemnifying Person of a release from all liability with respect to such claim, (ii) if such judgment or settlement would result in the finding or admission of any violation of Law,
(iii) if as a result of such consent or settlement, injunctive or other equitable relief would be imposed against the Indemnifying Party, or (iv) such settlement would result in Liabilities not covered by the Escrow Fund; provided that, prior to settling any claim with respect to which such consent is not required, the Indemnified Persons shall nonetheless consult with and consider in good faith the views of the Indemnifying Persons and the Shareholders' Representatives; and

                           (c) with respect to Tax claims, no Indemnified Person
shall consent to the entry of any judgment or enter into any settlement without the consent (which consent shall not be unreasonably withheld) of the Indemnifying Person or Persons and, if a claim is being made against the Escrow Fund, the Shareholders' Representatives.


                                   ARTICLE II

                                  TAX MATTERS
                                  -----------

                  Section 2.1 Special Tax and other Indemnification by the Shareholders and Related JLW Owners. (a) Each Shareholder and, if applicable, its Related JLW Owner (jointly and severally between such Shareholder and its Related JLW Owner) severally agrees to indemnify, defend and hold the Indemnified Persons harmless from and against,

                                        (i)    (x) all Taxes of such Shareholder
         and the Related JLW Owner, if applicable, and (y) any social security, contributions or similar employment Tax in respect of such Shareholder and/or Related JLW Owner, if applicable, imposed on any of the Europe/USA Region Companies, the Asia Region Companies, the Australasia Region Companies or any of their respective Subsidiaries and any other Taxes required to be withheld as a result of or in connection with the income of, or the payment or transfer of Consideration to, such Shareholder and/or Related JLW Owner (but excluding any Transfer Taxes), but in each case only to the extent such Taxes are not reserved for and shown on the Final Closing Date Balance Sheets;

                                        (ii)   any Transfer Taxes arising out of
         or in connection with any transaction between (x) such Shareholder and/or such Related JLW Owner and (y) the Buyers, the JLW Partnerships, the JLW Sellers, the Europe/USA Region Companies, the Asia Region Companies, the Australasia Region Companies or any of their respective Subsidiaries contemplated by the Purchase Agreements (including the Integration) or this Agreement, but only to the extent that the aggregate amount of Transfer Taxes indemnifiable under this provision by all Shareholders and Related JLW Owners (such aggregate indemnification amount without giving effect to the limitation below being herein called the "Aggregate Transfer Tax Liability") exceeds the greater of (1) US$3 million and (2) the aggregate amount reserved for and shown on the Final Closing Date Balance Sheets (the amount of any excess being herein called the "Excess Amount" and the difference between the Excess Amount and the Aggregate Transfer Tax Liability being herein called the "Transfer Tax Threshold") and provided that the liability of any particular Shareholder (and/or its Related JLW Owner, if applicable) in respect of any Excess Amount shall be limited to the amount of such Excess Amount which, as a percentage, is equal to the ratio of the Aggregate Transfer Tax Liability arising out of or in connection with transactions with such Shareholder (and/or its Related JLW Owner, if applicable) to the Aggregate Transfer Tax Liability arising out of or in connection with the transactions with all Shareholders (and/or their Related JLW Owners, if applicable); and

                                        (iii)  all expenses reasonably incurred
         in connection with enforcing any arbitrator awards pursuant to Article VII hereof in respect of any indemnification claim under this Article II.

                           (b)   The Shareholders and the Related JLW Owners
specified on Exhibit 1 to this Agreement shall, jointly and severally, indemnify, defend and hold the Indemnified Persons harmless from and against, all Taxes of JLW Holdings Pty Limited and JLW Australia Pty Limited for any taxable year or taxable period ending on or before the Closing Date, including any Pre-Closing Period (as hereinafter defined), except to the extent reserved for and shown on the applicable Final Closing Date Balance Sheet and (for the avoidance of doubt) taking proper account of any Tax benefit realized after the Closing Date which is attributable to any Tax detriment suffered prior to the Closing Date.

                           (c) For purposes of this Section 2.1, any reference
to a Shareholder or Related JLW Owner with respect to the Asia Region Companies, the Australasia Region Companies or any of their respective Subsidiaries shall be deemed to include any Seller in which such Shareholder or Related JLW Owner is a direct or indirect shareholder, beneficiary or owner. In case of any Liability under Section 2.1 attributable to this subsection (c), each Shareholder and, if applicable, its Related JLW Owner) agrees severally to indemnify, defend and hold the Indemnified Persons harmless from and against all such Liabilities, Taxes, Transfer Taxes and expenses, but in each case only for that part of such Liabilities, Taxes, Transfer Taxes and expenses which, as a percentage, is equal to the percentage of the issued share capital of any Seller which is a corporation or beneficial ownership interest of any Seller which is a trust held directly or indirectly by such Shareholder (or its Related JLW Owner) immediately prior to the Closing.

                  Section 2.2 JLW Continuation. Each Shareholder and, if applicable Related JLW Owner specified on Exhibit 2 hereto (such Shareholders and Related JLW Owners together being all of the holders of all of the issued share capital of JLW Continuation) agrees severally (but as between each such Shareholder and its Related JLW Owner, jointly and severally) to indemnify, defend and hold the Indemnified Persons harmless from and against (a) all Liabilities of JLW Continuation arising out of or in connection with any period prior to the Closing Date, including with respect to Taxes for any taxable year or period ending on or before the Closing Date including any Pre-Closing Period, and (b) all expenses reasonably incurred in connection with enforcing any arbitrator awards pursuant to this Section 2.2, but in each case only for that part of such Liabilities, Taxes or expenses which, as a percentage, is equal to the percentage of the issued share capital of JLW Continuation held by such Shareholder (or its Related JLW Owner) immediately prior to the Closing.

                  Section 2.3 English Partnership Deed. Each Shareholder and, if applicable, Related JLW Owner specified on Exhibit 3 hereto shall severally (but as between each such Shareholder and its Related JLW Owner, jointly and severally) indemnify, defend and hold the Indemnified Persons harmless from and against, any Liabilities arising out of or in connection with the Jones Lang Wootton Retired Partners' Deed by and among the parties named therein, dated 18th February 1994, as amended, except to the extent reserved for and shown on the applicable Final Closing Balance Sheet.

                  Section 2.4 Jones Lang Wootton (Hong Kong) Annuity Scheme. Each Shareholder and, if applicable, Related JLW Owner specified on Exhibit 4 hereto shall severally (but as between each such Shareholder and its Related JLW Owner, jointly and severally) indemnify, defend and hold the Indemnified Persons harmless from and against, (i) any Liabilities arising out of or in connection with the Trust Deed and Rules by and between JLW Asia Holdings Limited and Procon Services Company, dated 1st April 1994, establishing the Jones Lang Wootton (Hong Kong) Annuity Scheme and (ii) any Liabilities arising out of any claims by ex-directors of JLW Hong Kong to profit shares pursuant to their rights as creditors thereof, except to the extent reserved for and shown on the applicable Final Closing Balance Sheet.

                  Section 2.5 Closing Period. For purposes of Sections 1.1, 2.1 and 2.2, any Taxes for a taxable period beginning on or before the Closing Date and ending after the Closing Date (the "Closing Period") shall be apportioned between the Buyers and the applicable Shareholder(s) and Related JLW Owner(s) as if the Closing Period had ended on the Closing Date and the portion of the Closing Period deemed to end on the Closing Date shall be deemed to be a taxable period (the "Pre-Closing Period"). All real property taxes, personal property taxes, intangible taxes and similar ad valorem obligations levied with respect to the assets of any Europe/USA Region Company, Asia Region Company or Australasia Region Company or any of their respective Subsidiaries shall be apportioned between the Buyers and the applicable Shareholder(s) and Related JLW Owner(s) as of the Closing Date based on the number of days of such taxable period included in the Pre-Closing Period and the number of days of such taxable period after the Closing Date.

                  Section 2.6 Claims for Indemnification. The parties intend that all indemnification claims under this Article II shall be made as provided in Article I hereof.

                  Section 2.7 Certain Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

                           (a) "Tax" or "Taxes" means taxes of any kind, levies
or other like assessments, customs, duties, imposts, charges or fees, including, without limitation, income, gross receipts, ad valorem, value added, excise, real or personal property, asset, document, sales, use, license, payroll, transaction, capital, net worth and franchise taxes, withholding, employment, social security, workers compensation, utility, severance, production, unemployment compensation, occupation, premium, windfall profits, transfer and gains taxes or other governmental taxes imposed by or payable to the United States, or any state, county, local or foreign government or subdivision or agency thereof, imposed with respect to the income, business, operations or assets of any Europe/USA Region Company, Asia Region Company or Australasia Region Company, or any of their respective Subsidiaries, and in each instance such term shall include any interest, penalties and additions to Tax attributable to any such Tax.

                           (b) "Tax Return" means any return, report,
information return, schedule or other document (including any related or supporting information) with respect to Taxes filed or required to be filed with any Authority.

                           (c) "Transfer Taxes" means any transfer, documentary,
sales, use, stamp, duties, recording, filing or other similar tax or fees (including any penalties, interest or additions).

                                  ARTICLE III

                               ESCROW PROCEDURES
                               -----------------

                  Section 3.1 Acknowledgment of Receipt. On the Closing Date, the Buyers shall deliver to the Escrow Agent the Escrow Shares, pursuant to, and in accordance with, Sections 1.2 and 1.3 of each of the Purchase Agreements, in the name of the Escrow Agent (or its nominee), to be held as nominee and for the benefit of the Shareholders and the ESOT as set forth in this Agreement. As so deposited, the Escrow Shares, together with any distributions, property or other rights distributed (including, without limitation, upon a stock split, stock dividend or other recapitalization of Parent), other than any cash dividends, with respect to or in exchange for, or otherwise attaching to, the Escrow Shares, are herein collectively referred to as the "Escrow Fund." Each of the parties hereto acknowledges and agrees that the Escrow Shares will not be issued in the name of any Shareholder until released to such Shareholder or the ESOT Trustee pursuant to this Agreement and each Shareholder and the ESOT Trustee agrees that such Shareholder and ESOT Trustee shall not sell, transfer, encumber or otherwise dispose of any Escrow Shares or other property constituting a part of the Escrow Fund deposited hereunder or any interest therein unless and until such Escrow Shares or other property constituting a part of the Escrow Fund are delivered to such Shareholder or the ESOT Trustee pursuant to the terms of this Escrow Agreement, and any purported transfer in violation of the foregoing restriction shall be null, void and of no force or effect. The Escrow Agent shall acknowledge receipt of the Escrow Shares in writing to the Shareholders' Representatives (on behalf of the Shareholders) and the ESOT Trustee (on behalf of the ESOT) and the Buyers, and agrees to hold and dispose of the Escrow Fund in accordance with the terms and conditions set forth herein. The Escrow Agent shall maintain for each Shareholder and the ESOT a subaccount (a "Subaccount") reflecting such Shareholder's and the ESOT's interest in the Escrow Shares or other property constituting the Escrow Fund from time to time. The allocation of the Escrow Shares delivered to the Escrow Agent on the Closing Date to the Shareholders' and the ESOT's Subaccounts shall be made pursuant to the joint written instructions of Parent and the Shareholders' Representatives at the time of such delivery in accordance with the Final Master Shareholders List under each of the Purchase Agreements. The balance of the Escrow Shares in each Subaccount shall be adjusted from time to time by the Escrow Agent to reflect any portion of any Allowed Claim (as hereinafter defined) debited against such Subaccount in accordance with the provisions of Section 3.4(e) below, as well as any distributions of Escrow Shares and property constituting the Escrow Fund to the relevant Shareholder or the ESOT Trustee (on behalf of the ESOT). In the event of any stock split, stock dividend or other combination or subdivision of the Escrow Shares, or the receipt of any other dividend or distribution in respect of any of the Escrow Shares, the Subaccounts of the Shareholders and the ESOT shall be adjusted accordingly. Any cash dividends received by the Escrow Agent in respect of any Escrow Shares allocated to any Subaccount shall be promptly paid over by the Escrow Agent to the relevant Shareholder or the ESOT Trustee (on behalf of the ESOT), as applicable.

                  Section 3.2 Authority of Escrow Agent. Each Shareholder, by execution and delivery of this Agreement, and the ESOT Trustee, by execution and delivery of the ESOT Joinder Agreement, constitutes and appoints the Escrow Agent as his, her or its true and lawful agent and attorney-in-fact to hold in his, her or its name (or nominee's name), and to assign and transfer the Escrow Shares and the Escrow Fund for the ESOT Trustee and each such Shareholder and in the place and stead of the ESOT Trustee and each such Shareholder, as fully and to all the same extent as the ESOT Trustee or such Shareholder could do in his, her or its own behalf, as shall from time to time be required in accordance with the provisions of this Agreement. In furtherance of the foregoing and not in limitation thereof, the Escrow Agent is specifically authorized to forward any certificates representing any of the Escrow Shares or any other property constituting a part of the Escrow Fund to Parent's transfer agent for purposes of having any such shares or other property surrendered to Parent as may be necessary to comply with the terms of this Agreement. Such authority of the Escrow Agent shall not be affected by the subsequent bankruptcy, insolvency, death, disability or incompetence of any of the Shareholders.

                  Section 3.3 Ownership of Escrow Fund; Voting. (a) Unless and until assigned, transferred and delivered to Parent, the Shareholders or the ESOT Trustee (on behalf of the ESOT) in accordance with the provisions hereof, the Escrow Shares and any other property constituting a part of the Escrow Fund deposited with the Escrow Agent shall be held in trust for the ESOT and each Shareholder in proportion to the number of Escrow Shares allocated from time to time to the Subaccount of the ESOT and each such Shareholder (such number of Escrow Shares being referred to herein, as with respect to the ESOT or each such Shareholder, the ESOT's or such Shareholder's, as the case may be, "Proportionate Share"). All distributions, property and other rights distributed (including, without limitation, upon a stock split, stock dividend or other recapitalization of Parent), other than cash dividends, with respect to or in exchange for, or otherwise attaching to, the Escrow Shares shall attach to and run with, or be exchanged for, as the case may be, the Escrow Shares, shall become a part of the Escrow Fund and shall be delivered to the ESOT Trustee (on behalf of the ESOT), the Shareholders or Parent in accordance with the terms and conditions of this Agreement.

                           (b) The Escrow Agent shall (to the extent legally
permissible) vote the Escrow Shares allocated to a Shareholder's Subaccount in accordance with the applicable provisions of the Stockholder Agreement to which such Shareholder is a party, provided that if such Stockholder Agreement does not contain instructions as to how such Escrow Shares shall be voted, the Escrow Agent shall vote such Escrow Shares in accordance with the joint written instructions of Parent and such Shareholder, provided further that if the Stockholder Agreement does not contain such instructions and Parent and such Shareholder do not provide the Escrow Agent with joint written instructions, the Escrow Agent shall not, and shall have no duty to, vote the Escrow Shares. The Escrow Agent shall (to the extent legally permissible) vote the Escrow Shares allocated to the Subaccount of the ESOT in proportion to the vote of the other Escrow Shares.

                  Section 3.4 Disposition of Escrow Fund. Subject to the terms and conditions set forth in this Agreement (including, without limitation, Section 1.1(f)) each Indemnified Person shall be entitled to receive payment directly from the Escrow Fund in the amount which, at any time and from time to time, such Indemnified Person is entitled to be indemnified as provided in Sections 1.1, 2.1 or 2.2 hereof, as applicable, in each case in accordance with the following provisions:

                           (a) If and whenever any Indemnified Person (the
"Claiming Party") shall assert a claim pursuant to Sections 1.1, 2.1 or 2.2 of this Agreement (the "Claim") as to which a claim against the Escrow Fund is desired and permitted to be made, the Claiming Party shall provide the Escrow Agent and the Shareholders' Representatives with the notice (the "Claim Notice") contemplated by Section 1.2 hereof.

                           (b) If the Shareholders' Representatives receive a
Claim Notice, they may, as herein provided, respond in writing to such Claim Notice (with a copy to the Escrow Agent) within 20 days from the date the same was delivered (herein called the "Response Period"). If the Shareholders' Representatives do not forward a written response to the Escrow Agent and the Claiming Party within the Response Period, then the Shareholders' Representatives shall be deemed to have acknowledged the correctness of such Claim for the full amount thereof as specified in the Claim Notice, but solely for the purpose of the Claiming Party's claim against the Escrow Fund. If the Shareholders' Representatives acknowledge the correctness of a Claim for such purpose in a writing to the Escrow Agent or if the Shareholders' Representatives are deemed to have acknowledged the correctness of a Claim for such purpose pursuant to the foregoing sentence, then the Escrow Agent shall (i) immediately notify the Claiming Party in writing, with a copy to the Shareholders' Representatives and Parent, that the Claim described in the Claim Notice is accepted by the Shareholders' Representatives (such notice being hereinafter referred to as the "Acceptance Notice"); (ii) within two Business Days thereof, deliver or cause to be delivered to Parent's transfer agent certificates representing Escrow Shares, valued in accordance with Section 3.4(d) hereof (and/or to Parent any other property constituting a part of the Escrow Fund), for purposes of having any such shares or other property surrendered to Parent, in an aggregate amount equal to the lesser of (A) the amount specified in the Claim Notice and (B) the aggregate amount remaining in the Escrow Fund.

                           (c) At any time during an applicable Response Period,
the Shareholders' Representatives may notify the Claiming Party, with a copy to the Escrow Agent, that the Claim described in the applicable Claim Notice or any portion thereof is disputed by the Shareholders' Representatives (such notice being hereinafter referred to as the "Dispute Notice"). Upon receipt of a Dispute Notice, the Escrow Agent shall immediately (i) follow the procedures set forth in clauses (i) and (ii) of Section 3.4(b) hereof with respect to an amount equal to that portion, if any, of the Claim which is not disputed by the Shareholders' Representatives and (ii) shall not distribute to the ESOT Trustee (on behalf of the ESOT) or any Shareholders pursuant to the provisions of
Section 3.6 hereof that portion of the Escrow Fund equal to the amount of the Claim which is disputed by the Shareholders' Representatives (the "Disputed Amount"). Thereafter, the Escrow Agent shall not take any action with respect to such Disputed Amount until the Escrow Agent shall have received a certified copy of a final decision of arbitrators rendered in accordance with the provisions set forth in Section
7.1 hereof with respect to the Disputed Amount, or the Escrow Agent shall have received a copy of a written agreement between the Claiming Party and the Shareholders' Representatives resolving such dispute and setting forth the amount, if any, of the Disputed Amount which such Claiming Party is entitled to receive. If the Claiming Party and the Shareholders' Representatives do not resolve a dispute regarding a Claim within 10 days after the delivery of a Dispute Notice, either party may submit the dispute to arbitrators for resolution in accordance with the provisions of Section 7.1 hereof. The Escrow Agent will follow the procedures set forth in clauses (i) and (ii) of Section 3.4(b) hereof with respect to the amount the Claiming Party is entitled to receive as set forth in such arbitrator's decision after the expiration of two Business Days from the receipt of such decision or, in the event that the amount to which the Claiming Party is entitled is established pursuant to an agreement between the Claiming Party and the Shareholders' Representatives, within two Business Days after the Escrow Agent's receipt of such agreement.

                           (d) For purposes of this Agreement, each Escrow Share
shall be valued at an amount equal to US$32.215 (subject to appropriate adjustment in the case of stock dividends, stock splits, combinations or other recapitalizations of Parent effected after the date hereof, in which event Parent and the Shareholders' Representatives will provide written notice to the Escrow Agent of such adjustment value ).

                           (e) In the event that any Escrow Shares or other
property forming part of the Escrow Fund is distributed by the Escrow Agent to Parent in accordance with the provisions of this Section 3.4 in respect of any portion of a Claim that has been finally determined by agreement of Parent and the Shareholders' Representatives or by the decision of arbitrators pursuant to the terms of this Agreement (an "Allowed Claim"), the allocation of the deduction of such Escrow Shares or other property to the Subaccounts of the ESOT and the Shareholders shall be made by the Escrow Agent in accordance with the written instructions of the Shareholders' Representatives (which instructions may, for example, indicate that such deductions will be allocated only to certain Subaccounts and not others) and in the absence of any such instructions shall be allocated to the Subaccounts of the ESOT and all Shareholders on the basis of the ESOT's and such Shareholder's Proportionate Share.

                           (f) Notwithstanding anything to the contrary
contained in this Agreement, the Indemnified Persons shall not be required but are entitled to make a claim against the Escrow Fund with respect to a Shareholder Claim or Management Misrepresentation Claim. In addition, in respect of any single Shareholder Claim or

Management Misrepresentation Claim, Parent may bring separate claims against the applicable Shareholder and/or the applicable Related JLW Owner and the Escrow Fund, provided that Parent's aggregate recovery whether from the Escrow Fund or such Shareholder and/or Related JLW Owner, or both, shall not exceed the aggregate value of such Claim. In such event, unless otherwise agreed in writing at the time by all relevant parties, no determination or finding made in a Claim against the Escrow Fund shall have any preclusive effect (including without limitation any claim of res judicata) in respect of a Claim against any Shareholder and/or any Related JLW Owner, or vice versa.

                           (g) In order to assist in effectuating the provisions
of this Agreement, in the event that the Indemnified Persons are finally determined to be entitled to indemnification with respect to Losses and/or Expenses relating to a Claim made pursuant to this Agreement, the Shareholder or Shareholders, and/or their respective Related JLW Owner or Related JLW Owners, if applicable, consent to the entry of stop transfer orders with Parent's transfer agent against the transfer of any Consideration Shares owned by such Shareholder or Shareholders or Related JLW Owner or Related JLW Owners, until such time as (i) Consideration Shares with a value equal to the amount of such finally determined Losses and/or Expenses (using the value specified in Section 3.4(d) hereof) have been surrendered to Parent for cancellation or (ii) cash equal to the amount of such finally determined Losses and/or Expenses has been paid to Parent, in which case such stop transfer orders shall be withdrawn by Parent, in each case, as soon as practicable following such surrender of Consideration Shares or cash payment.

                  Section 3.5 Distribution of Escrow Fund. Notwithstanding anything to the contrary contained in this Agreement, but subject to Section 3.7 below:

                           (a) On the first business day after the 450th day
after the Closing Date (the "Distribution Date"), the Escrow Agent shall deliver to Parent, with a copy to the Shareholders' Representatives, the Escrow Agent's calculation (the "Distribution Notice") (which calculation, absent manifest error, shall be final and binding as to each of the parties hereto) of the original number of Escrow Shares placed in escrow less the sum of (i) the number of Escrow Shares, if any, by which the Escrow Fund has been reduced pursuant to
Section 3.4(b) or 3.4(c) hereof, (ii) the number of Escrow Shares equal to the aggregate dollar amount of all Claims, if any, asserted pursuant to Section 1.1,
2.1 or 2.2 of this Agreement (other than any Asian Title Claims pending in respect of the Asia Region Forfeiture Shares) and set forth in Claim Notices that are subject to an unexpired Response Period pending as of the Distribution Date, in each case to which the Shareholders' Representatives have not responded pursuant to Section 3.4(b) or (c) hereof, and (iii) the number of Escrow Shares equal to the aggregate dollar amount of all Disputed Amounts, if any, as of the Distribution Date with respect to Claims asserted pursuant to Section 1.1, 2.1 or 2.2 of this Agreement (other than any Asian Title Claims pending in respect of the Asia Region Forfeiture Shares) (the Escrow Shares remaining after the deductions described in clauses (i), (ii) and (iii) being herein called the "Distribution Shares"). The Escrow Agent shall distribute to the Shareholders and the ESOT Trustee (on behalf of the ESOT) their respective Proportionate Share of the Distribution Shares (and any related property) within two Business Days after the Distribution Date or if an Allocation Proposal has been made, within two Business Days following the 10 Business Day period referenced in Section 3.4(e).

                           (b) [Intentionally Left Blank]

                           (c) Upon distribution of the entire Escrow Fund
pursuant to the terms of this Agreement, the obligations of the Escrow Agent under this Agreement shall terminate.

                           (d) At any time prior to final termination of this
Agreement as provided in Section 3.5(c) hereof, the Escrow Agent shall, if so instructed in a writing signed by Parent and the Shareholders' Representatives, take or omit to take such action with respect to the Escrow Fund as is specified in such writing and delivered to the Escrow Agent.

                           (e) The Escrow Agent shall be authorized to withhold
or deduct from distributions or payments to the Shareholders and the ESOT and to pay over to any applicable governmental or regulatory authority any amounts which it reasonably determines may be required to be so withheld or deducted pursuant to applicable law. All amounts withheld pursuant to the provisions of any applicable law with respect to any distribution or payments shall be treated as amounts distributed to such Shareholder or, as the case may be, the ESOT, pursuant to this Section 3.5 for all purposes under this Agreement.

                           (f) Notwithstanding the foregoing, in the event that
under any of the provisions contained herein, the Escrow Agent would be required to deliver fractional interests in Escrow Shares to the ESOT Trustee (on behalf of the ESOT) or any Shareholder, Parent shall purchase from the Escrow Agent such a number of Escrow Shares (or fractional interests therein) as shall be necessary to eliminate such fractional interests, at a per share purchase price equal to the closing sale price for Parent Common

Stock as reported on the New York Stock Exchange Composite Transactions Tape for the second Business Day immediately preceding any such purchase. In such event, the Escrow Agent shall distribute to the ESOT Trustee (on behalf of the ESOT) or any such Shareholders who otherwise would have been entitled to fractional interests in shares of Parent Common Stock, the cash equivalent of such fractional shares (based on the purchase price as described above).

                  Section 3.6 Other Distributions. (a) After the Distribution Date and promptly following each acceptance of a Claim (other than an Asian Title Claim pending in respect of the Asia Region Forfeiture Shares) pursuant to
Section 3.4(b) or resolution of any Disputed Amounts pursuant to Section 3.4(c), the Escrow Agent shall deliver to Parent, with a copy to the Shareholders' Representatives, a notice (the "Remaining Escrow Distribution Notice") of the Escrow Agent's calculation (which calculation, absent manifest error, shall be final and binding as to each of the parties hereto) of the remaining Escrow Shares in escrow (the "Remaining Escrow Shares") less the sum of (i) the number of Remaining Escrow Shares equal to the aggregate dollar amount of all Claims, if any, asserted pursuant to Section 1.1, 2.1 or 2.2 of this Agreement (other than Asian Title Claims pending in respect of the Asia Region Forfeiture Shares) and set forth in Claim Notices that are subject to an unexpired Response Period pending as of the date of the Remaining Escrow Distribution Notice, in each case to which the Shareholders' Representatives have not responded pursuant to
Section 3.4(b) or (c) hereof, and (ii) the number of Remaining Escrow Shares equal to the aggregate dollar amount of all Disputed Amounts, if any, as of the date of the Escrow Distribution Notice with respect to Claims asserted pursuant to Section 1.1, 2.1 or 2.2 of this Agreement (other than Asian Title Claims pending in respect of the Asia Region Forfeiture Shares) (the Escrow Shares remaining after the deductions described in clause (i), (ii) and (iii) being herein called the "Remaining Escrow Distribution Shares").

                           (b) The procedure for distributing the Remaining
Escrow Distribution Shares shall be the same as the procedure for distributing the Distribution Shares as provided in Section 3.5 hereof.

                  Section 3.7 Asia Region Forfeiture Shares. Notwithstanding anything to the contrary herein, for purposes of Sections 3.5 and 3.6, the term "Escrow Shares" shall not include the Asia Region Forfeiture Shares. No Asia Region Forfeiture Shares shall be distributed by the Escrow Agent to the Asia Region Shareholders until the date which is five (5) Business Days prior to December 31, 2000 which date shall be the "Distribution Date" for purposes of distributing such Asia Region Forfeiture Shares (and any related property) to the Asia Region Shareholders. Thereafter, the procedures followed for the distribution of Escrow Shares and Remaining Escrow Shares in Sections 3.5 and Section 3.6 shall be followed for the distribution of Asia Region Forfeiture Shares; provided that to the extent that any Asia Region Forfeiture Shares are distributable from the Escrow Fund, such shares shall be delivered to the Forfeiture Shares Escrow Agent pursuant to Section 1.3 of each Purchase Agreement.


                                   ARTICLE IV

                               ADJUSTMENT SHARES
                               -----------------

                  Section 4.1 Acknowledgment of Receipt. On the Closing Date, the Buyers shall deliver to the Escrow Agent the Adjustment Shares, pursuant to, and in accordance with, Sections 1.2, 1.3 and 1.4 of each of the Purchase Agreements, in the name of the Escrow Agent (or its nominee), to be held as nominee and for the benefit of the ESOT and the Shareholders, together with any distributions, property or other rights distributed (including, without limitation, upon a stock split, stock dividend or other recapitalization of Parent), with respect to or in exchange for, or otherwise attaching to, the Adjustment Shares (the "Adjustment Shares Related Property"), as set forth in this Agreement. Each of the parties hereto acknowledges and agrees that the Adjustment Shares will not be issued in the name of the ESOT or any Shareholder, and the Adjustment Shares Related Property will not be distributed in the name of the ESOT or any Shareholder, until released to the ESOT Trustee (on behalf of the ESOT) or such Shareholder pursuant to this Agreement and Section 1.4 of the Purchase Agreements and each Shareholder agrees that such Shareholder shall not sell, transfer, encumber or otherwise dispose of any Adjustment Shares or any Adjustment Shares Related Property unless and until such Adjustment Shares are delivered, or such Adjustment Shares Related Property is distributed, to such Shareholder pursuant to the terms of this Agreement and Section 1.4 of the Purchase Agreements, and any purported transfer in violation of the foregoing restriction shall be null, void and of no force or effect. The Escrow Agent shall acknowledge receipt of the Adjustment Shares and any Adjustment Shares Related Property in writing to the Shareholders' Representatives and the Buyers, and agrees to hold and dispose of such Adjustment Shares and any Adjustment Shares Related Property in accordance with the terms and conditions set forth herein.

                  Section 4.2 Delivery of Adjustment Shares. The Escrow Agent shall deliver the Adjustment Shares (together with any Adjustment Shares Related Property) to one or more of the Buyers, the ESOT Trustee (on behalf of the ESOT) or some or all of the Shareholders, in each case in accordance with the joint instructions of Parent and the Shareholders' Representatives, which instructions shall be given pursuant to Section 1.4 of the Purchase Agreements.


                                   ARTICLE V

                      MATTERS RELATING TO THE ESCROW AGENT
                      ------------------------------------

                  Section 5.1 Liability of the Escrow Agent. The Escrow Agent shall not be liable for any act it may do or omit to do hereunder as the Escrow Agent, while acting in good faith and in the exercise of its own best judgment and any act done or omitted by it pursuant to the written advice of its attorneys shall be conclusive evidence of such good faith. The Escrow Agent shall not be answerable for any action taken pursuant to any notice, request, consent, certificate, order or other document in the belief that the same is genuine when signed or acknowledged by a proper person. The Escrow Agent shall not be under obligation to assure or monitor the performance by the Buyers, the JLW Sellers, the Shareholders' Representatives, the ESOT Trustee (on behalf of the ESOT), the Shareholders or the Related JLW Owners under the Purchase Agreements or any other Operative Agreements or to the performance of any duty specified herein by any party other than the Escrow Agent. The Buyers, the Shareholders and the Related JLW Owners agree to hold the Escrow Agent harmless and jointly and severally indemnify the Escrow Agent against any loss, liability, expenses (including attorney's fees and expenses), claim or demand arising out of or in connection with the performance of its obligations in accordance with the provisions of this Agreement, except for gross negligence or willful misconduct of the Escrow Agent. The foregoing indemnities in this paragraph shall survive the resignation of the Escrow Agent or the termination of this Agreement. The Escrow Agent's duties are only such as are specifically provided herein and under applicable law, and the Escrow Agent is not charged with any duties or responsibilities in connection with any other agreements or documents, including, without limitation, the Purchase Agreements. The Escrow Agent shall incur no liability whatsoever to the Buyers, the ESOT, the Shareholders or the Related JLW Owners, except for gross negligence or willful misconduct. The Escrow Agent shall have no responsibility hereunder other than to follow faithfully the instructions contained herein. The Escrow Agent shall be able to rely conclusively on the instructions or actions of the Shareholders' Representatives as to the settlement of any claims of indemnification against the Escrow Fund (as defined in the Escrow Agreement) by any Indemnified Persons pursuant to this Agreement or any other actions expressly required or permitted to be taken by the Shareholders' Representatives hereunder, and no party hereunder shall have any cause of action against the Escrow Agent to the extent the Escrow Agent has relied upon the instructions or actions of the Shareholders' Representatives. The costs and expenses of enforcing this right of indemnification shall also be paid by the Buyers and Shareholders.

                  Section 5.2 The Escrow Agent Fees. The Buyers agree to pay the Escrow Agent a fee according to the fee letter attached hereto as Exhibit 5. Fees are payable in advance as compensation for the ordinary administrative services to be rendered hereunder, and the Buyers agree to pay equally all expenses of the Escrow Agent, including its attorney's reasonable fees and expenses, which it may incur in connection with the performance of its duties under this Agreement.

                  Section 5.3 Resignation of Escrow Agent. The Escrow Agent may resign at any time by giving written notice thereof to the other parties hereto, but such resignation shall not become effective until a successor Escrow Agent shall have been appointed and shall have accepted such appointment in writing. Any such successor Escrow Agent shall be selected by mutual agreement of the Shareholders' Representatives and Parent. If an instrument of acceptance by a successor Escrow Agent shall not have been delivered to the Escrow Agent within 30 days after the giving of such notice of resignation, the resigning Escrow Agent may, at the expense of the Buyers, petition any court of competent jurisdiction for the appointment of a successor Escrow Agent. If any property subject hereto is at any time attached, garnished or levied upon, under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgement or decree shall be made or entered by any court affecting such property, or any part thereof, then in any such events, the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgement or decree, which it is advised by legal counsel (of its own choosing) is binding upon it, and if it complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

                                   ARTICLE VI

                                  DEFINITIONS
                                  -----------

                  Section 6.1 Certain Terms. Capitalized terms used but not defined herein have the respective meanings ascribed to them in the Purchase Agreements and where defined in more than one Purchase Agreement shall include the meaning ascribed to such term in each such Purchase Agreement. When used in this Agreement, the following terms shall have the meanings specified:

                  "Closing Date" shall have, for purposes of Section 2.3 hereof, the meaning ascribed to such term in the Australasian Region Agreement and, for all other purposes of this Agreement, the meaning ascribed to such term in the Europe/USA Region Agreement.

                  "Expenses" means any and all expenses reasonably incurred in connection with investigating, defending or asserting any claim, action, suit or proceeding incident to any matter indemnified against hereunder (including, without limitation, court filing fees, court costs, costs of investigation, arbitration fees or costs, witness fees, and reasonable fees and disbursements of legal counsel, financial advisors, consultants, accountants and other professionals and experts and other expenses of litigation).

                  "Article III Entity" means, each of the Persons making representations and warranties under Article III of any Purchase Agreement, excluding the Management Shareholders

                  "Joinder Agreement" means the Joinder Agreement in the form attached as Annex A either to the Europe/USA Region Agreement, the Asia Region Agreement or the Australasia Region Agreement.

                  "Losses" means any and all Liabilities and all claims in respect thereof (including, without limitation, losses, damages, costs, obligations, settlement payments, awards, judgments, fines, interest, penalties, fees, deficiencies or other charges other than Expenses and expenses enforcing any arbitration award).

                  "Recourse Claim" means, collectively: (i) any Shareholder Claim (but subject, in the case of any deemed Individual Shareholder Misrepresentation Claim or deemed Shareholder Covenant Claim, to the limitations set forth in clauses (iii) and (iv) of the last paragraph of Section 1(a) hereof) and (ii) any Management Misrepresentation Claim. In no event shall any claim against the ESOT be deemed to be a Recourse Claim.

                  "Shareholder Claim" means, collectively: (i) any Individual Shareholder Misrepresentation Claim (or deemed Shareholder Covenant Claim), (ii) any Shareholder Covenant Claim (or deemed Individual Shareholder
Misrepresentation Claim) and (iii) any claim for indemnification pursuant to
Article II hereof.

                  "Shareholders' Representatives" has the meaning set forth in the preamble and includes any successor to any Shareholders' Representative, and alternate to any Shareholders' Representative appointed in accordance with the SCCA.

                  "Tax Liability" means any Losses, Expenses or other liabilities relating to Tax for which an Indemnified Person could (subject to any applicable limitations or restrictions in the Operative Agreements) make a claim under Article I or Article II of this Agreement or, for the avoidance of doubt, under any indemnity or covenant contained in any of the Purchase Agreements.


                                  ARTICLE VII

                                 MISCELLANEOUS
                                 -------------

                  Section 7.1 Arbitration. (a) All controversies with respect to any Disputed Amount or any other claims for indemnification hereunder shall be finally settled (i) exclusively by arbitration (as provided herein) between Parent and the Shareholders' Representatives with respect to all claims subject to indemnification hereunder relating to the Escrow Fund, or (ii) except with respect to claims under the Stockholder Agreements, exclusively by arbitration (as provided herein) between Parent and the individual Shareholder or Shareholders and/or, if applicable, Related JLW Owner or Related JLW Owners with respect to all other claims subject to indemnification hereunder, in each case under clause (i) or (ii) above under the Arbitration Rules of the International Chamber of Commerce (the "ICC"), as amended from time to time (the "Rules") and as modified by this Agreement.

                           (b) The arbitration shall be held in London, England
or such other jurisdiction as the parties jointly select. The arbitration proceedings shall be con ducted, and the award shall be rendered, in the English language. In the event of an arbitration involving two parties hereto, there shall be three arbitrators of whom each the claimant and the respondent shall select one in accordance with the Rules. The two arbitrators so nominated, once confirmed by the International Court of Arbitration of the ICC ("ICC Court"), shall nominate a third arbitrator to serve as chairman, such nomination to be made within 30 days of the confirmation by the ICC Court of the second arbitrator. If the first two arbitrators shall fail to nominate a third arbitrator within said 30-day period, such third arbitrator shall be appointed by the ICC Court. In the event of an arbitration involving more than two parties hereto, there shall be three arbitrators who shall be jointly nominated by the parties. If the parties fail so to nominate the arbitrators within 30 days from the date when the claimant(s)' notice of arbitration is communicated to the respondent(s), at the request of any party the arbitrators shall be appointed by the ICC Court within 30 days of such request.

                           (c) Any arbitration award shall be final and binding
upon the parties, and shall be the sole and exclusive remedy between and among the parties regarding any claims, counter-claims, issues, or accounting presented to the arbitral tribunal. The parties hereby expressly agree that leave to appeal under Section 45 or Section 69 of the English Arbitration Act 1996 may not be sought with respect to any question of law arising in the course of the arbitration or with respect to any award made. Judgment upon any award may be entered in any court having jurisdiction thereof but entry of such judgment will not be required to make such award effective.

                           (d) Except as may otherwise be agreed in writing by
the parties or as ordered by the arbitrators upon substantial justification shown, the hearing for any dispute will be held within 120 days after the arbitration panel has been finally determined. The arbitrators will state the factual and legal basis for the award. This Agreement and the rights and obligations of the parties shall remain in full force and effect pending the award in any arbitration proceeding hereunder.

                  Section 7.2 Entire Agreement; No Third Party Beneficiaries. This Agreement and, as to the parties hereto other than the Escrow Agent, together with the Purchase Agreements and the other Operative Agreements, the Schedules and the other writings referenced herein or therein (a) constitute the entire understanding and agreement of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto and (b) are not intended to confer upon any person other than the parties any rights or remedies hereunder.

                  Section 7.3 Amendment, Extension and Waiver. This Agreement may be amended only in writing signed by Parent and the Shareholders' Representatives. Upon such amendment, the amendment shall be binding on all Shareholders and Related JLW Owners and the other parties hereto; provided that no such amendment shall increase the liability or adversely affect the individual rights of an individual Shareholder or Related JLW Owner, unless the affected Shareholder or Related JLW Owner shall have agreed in writing to be bound by such amendment.

                  Section 7.4 Notices. All notices, requests, demands and other communications made under or by reason of the provisions of this Agreement shall be in writing and shall be given by hand-delivery, air courier or telecopier (with a copy also sent by hand delivery or air courier, which shall not alter the time at which the telecopier notice is deemed received), to the parties at the addresses set forth below (or to such other addresses or, in the case of copies, to such other Persons as shall be set forth in notices given in accordance with the provisions hereof). Such notices shall be deemed given: at the time personally delivered, if delivered by hand with receipt acknowledged; upon transmission thereof by the sender and issuance by the transmitting machine of a confirmation slip that the number of pages constituting the notice have been transmitted without error, if telecopied; and the second business day after timely delivery to the courier, if sent by air courier.

                  If (i) to any Shareholder or Related JLW Owner, if applicable, to the address set forth on the signature page of the Applicable Joinder Agreement for such Shareholder or (ii) to the ESOT Trustee, the address set forth on the signature page to the ESOT Joinder Agreement.

                  If to the Shareholders' Representatives:

                           Robert Orr
                           c/o Jones Lang Wootton
                           22 Hanover Square
                           London WIA 2BN
                           England
                           Telephone: 44-171-493-6040
                           Fax:  44-171-408-0220
                  and to:

                           Gerry Kipling
                           c/o Jones Lang Wootton Ltd
                           16th & 17th Floors
                           Dorset House
                           Taikoo Place
                           979 King's Road
                           Quarry Bay
                           Hong Kong
                           Telephone: 852-2846-5000
                           Fax:  852-2968-1008

                  and to:

                           Ken Winterschladen
                           c/o Jones Lang Wootton
                           Grosvenor Place
                           225 George Street
                           Sydney NSW 2000
                           Australia
                           Telephone: 61-2-9323-5888
                           Fax:  61-2-9232-8120

                  With a copy (which shall not constitute notice) given in the manner prescribed above, to:

                           Richard Jones
                           c/o Jones Lang Wootton
                           9 Queen Victoria Street
                           London EC4N 4YY
                           England
                           Telephone: 44-171-248 6040
                           Fax: 44-171-454-8888
                  and to:

                           Christopher Radford
                           c/o Jones Lang Wootton Ltd
                           16th & 17th Floors
                           Dorset House
                           Taikoo Place
                           979 King's Road
                           Quarry Bay
                           Hong Kong
                           Telephone: 852-2846-5000
                           Fax:  852-2968-1008

                  and to:

                           Andrew Martin
                           c/o Jones Lang Wootton
                           Grosvenor Place
                           225 George Street
                           Sydney NSW 2000
                           Australia
                           Telephone: 61-2-9323-5888
                           Fax:  61-2-9232-8120


                  With a copy (which shall not constitute notice) given in the manner prescribed above, to:

                           Slaughter and May
                           35 Basinghall Street
                           London EC2V

                           Attn: Andrew McClean, Esq.
                           Telephone: (0171) 600-1200
                           Fax: (0171) 600-0289
                  and to:

                           Sidley & Austin
                           875 Third Avenue
                           New York, NY 10022

                           Attn: James D. Johnson, Esq,
                           Telephone: (212) 906-2000
                           Fax: (212) 906-2021

                  If to the Buyer:

                           LaSalle Partners Incorporated
                           200 East Randolph Street
                           Chicago, Illinois 60601
                           Attention: Chief Financial Officer
                           Telephone:  (312)782-5800
                           Fax:  (312)228-0980

                  With a copy (which shall not constitute notice) given in the manner prescribed above, to:

                           Skadden, Arps, Slate, Meagher & Flom (Illinois) 333 West Wacker Drive
                           Chicago, Illinois 60606
                           Attention:  Rodd M. Schreiber, Esq.
                           Telephone:  (312) 407-0700
                           Fax:  (312) 407-0411

                  If to the Escrow Agent:

                           Harris Trust and Savings Bank
                           311 West Monroe Street
                           Chicago, Illinois 60606
                           Attention:  Escrow Division/Marianne Tinerella
                           Telephone:  (312) 461-2420
                           Fax:  (312) 461-3525

                  Section 7.5 Incorporated Provisions. The provisions of Sections 13.2, and Sections 13.8 through 13.14 of the Purchase Agreements shall be deemed incorporated herein, mutatis mutandis.

                  IN WITNESS WHEREOF, the undersigned hereby execute this Indemnity and Escrow Agreement, by and among each Shareholder and, if applicable, its Related JLW Owner, and the duly authorized officer of each of the Buyers and the Escrow Agent, in each case as of the day and year first above written.

                          LASALLE PARTNERS INCORPORATED


                          By:     /s/ William E. Sullivan
                             -------------------------------------------
                          Name: William E. Sullivan
                          Title:  Executive Vice President and Chief
                                  Financial Officer



                          JLLINT, INC.


                          By:     /s/ Jeanann Diab
                             -------------------------------------------
                          Name:  Jeanann Diab
                          Title: Vice President



                          JLLIP, INC.


                          By:     /s/ Jeanann Diab
                             -------------------------------------------
                          Name:  Jeanann Diab
                          Title: Vice President



                          LPI (AUSTRALIA) HOLDINGS PTY LIMITED


                          By:     /s/ Jeanann Diab
                             -------------------------------------------
                          Name:  Jeanann Diab
                          Title: Vice President

                          HARRIS TRUST AND SAVINGS BANK


                          By:     /s/ Marianne Tinerella
                             -------------------------------------------
                          Name: Marianne Tinerella
                          Title:  Trust Officer

                  IN WITNESS WHEREOF, the undersigned hereby execute(s) this Indemnity and Escrow Agreement, by and among each Shareholder and, if applicable, its Related JLW Owner, and the duly authorized officer of each of the Buyers and the Escrow Agent, in each case as of the day and year first above written.

SIGNATURE CONFIRMATION*               SHAREHOLDER:

                                      ---------------------------------
                                      Name:
                                      Address:
                                              ------------------------
By:
   ----------------------------       --------------------------------
Name:
                                      --------------------------------
Title:                                Telephone:
                                                ----------------------
                                      Fax:
Dated:                                    ----------------------------
      -------------------------

SIGNATURE CONFIRMATION*               RELATED JLW OWNER:

                                      --------------------------------
                                      Name:
                                           ---------------------------
                                      Title:
                                            --------------------------
                                      Address:
                                              ------------------------
By:
   ----------------------------       --------------------------------
Name:
                                      --------------------------------
Title:                                Telephone:
                                                ----------------------
                                      Fax:
Dated:                                    ----------------------------
      -------------------------



--------
* "Signature Confirmation" means (i) a signature guarantee by a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, including (as such terms are defined therein)
         (A) a bank; (B) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker; (C) a credit union; (D) a national securities exchange, registered securities association or clearing agency; or (E) savings institution that is a participant in a Securities Transfer Association recognized program (an "Eligible Institution") or (ii) if a signature guarantee by an Eligible Institution is unavailable in the jurisdiction in which the Person for whom Signature Confirmation is required resides, the witnessing of such signature by one of the Persons listed on Schedule 2 to the Instruction Letter accompanying the Offering Circular.

                                                                      ANNEX F
                                                                      -------


                        [FORM OF STOCKHOLDER AGREEMENT]

                  STOCKHOLDER AGREEMENT, dated as of October 21, 1998 (this "Agreement"), by and among (i) LaSalle Partners Incorporated, a Maryland corporation ("Parent"), (ii) the Person named as "Stockholder" on the signature page hereto and (iii) if the Stockholder is not a natural person, the person named as "Related JLW Owner" on the signature page hereto.

                  WHEREAS, as of the date hereof, Parent and the other parties named therein are entering into a Purchase and Sale Agreement (the "Europe/USA Region Agreement"), pursuant to which, among other things, Parent has the right (and may be required) to acquire all of the issued and outstanding capital stock or share capital, as applicable, of each of the Europe/USA Region Companies;

                  WHEREAS, as of the date hereof, Parent, US Acquisition Sub, US Acquisition Sub II and the other parties named therein are entering into a Purchase and Sale Agreement (the "Asia Region Agreement"), pursuant to which, among other things, US Acquisition Sub will acquire (except as otherwise set forth therein) all of the issued and outstanding share capital of each of the Asia Region Companies;

                  WHEREAS, as of the date hereof, Parent, US Acquisition Sub, Australia Acquisition Sub and the other parties named therein are entering into a Purchase and Sale Agreement (the "Australasia Region Agreement" and, together with the Europe/USA Region Agreement and the Asia Region Agreement, the "Purchase Agreements" and each, individually, a "Purchase Agreement"), pursuant to which, among other things, Australia Acquisition Sub and US Acquisition Sub will collectively acquire all of the issued and outstanding share capital of each of the Australasia Region Companies;

                  WHEREAS, as of the date hereof, Parent and the Stockholder and, if applicable, the Related JLW Owner are entering into a Joinder Agreement (the "Applicable Joinder Agreement"), pursuant to which, among other things, the Stockholder and, if applicable, the Related JLW Owner are agreeing to be bound by and subject to the terms of the applicable Purchase Agreement (the "Applicable Purchase Agreement"); and

                  WHEREAS, it is a condition to the consummation of the transactions contemplated by the Applicable Purchase Agreement and the Applicable Joinder Agreement that the Stockholder and, if applicable, the Related JLW Owner execute and deliver this Agreement.

                  NOW THEREFORE, in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, in the Applicable Joinder Agreement and in the other Operative Agreements to which the Stockholder and, if applicable, the Related JLW Owner are parties, and intending to be legally bound hereby, the parties hereto hereby agree as follows:


                                   ARTICLE I

                                  DEFINITIONS


                  Section 1.1 Certain Terms. Capitalized terms used but not defined herein have the respective meanings ascribed to them in the Applicable Joinder Agreement or the Applicable Purchase Agreement. When used in this Agreement, the following terms shall have the meanings specified:

                  "Additional Party Signature Page" means a signature page in the form attached hereto as Annex A.

                  "beneficial ownership" shall have the meaning set forth under Rule 13d-3 promulgated by the SEC under the Exchange Act.

                  "Board" means the entire board of directors of Parent, as constituted in accordance with Parent's By-laws from time to time.

                  "Common Stock" means the common stock, $.01 par value per share, of Parent.

                  "Consideration Shares" means any shares of Common Stock received, or to be received, by the Stockholder pursuant to the Applicable Joinder Agreement, the Applicable Purchase Agreement or the SCCA.

                  "Controlled Affiliate" means any Person controlled, directly or indirectly, through one or more intermediaries, by the Stockholder or, if applicable, the Related JLW Owner.

                  "Corporate Holder" shall have the meaning set forth in the definition of the term "Permitted Transfer."

                  "DEL" means DEL-LPL Limited Partnership, a Delaware limited partnership, or DEL-LPAML Limited Partnership, a Delaware limited partnership, or both.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended and from time to time in effect and any successor statute.

                  "group" shall have the meaning set forth in Section 13(d)(3) of the Exchange Act.

                  "JLW Registrable Securities" means, at any time, all Consideration Shares (and any shares of Common Stock received in respect of such Consideration Shares) issued pursuant to the Purchase Agreements and owned by current directors, officers and employees of Parent, or any direct or indirect Subsidiary thereof, who were partners, directors, officers or employees of the JLW Businesses.

                  "Joinder Agreement" means the Joinder Agreement in the form attached as Annex A to the Europe/USA Region Agreement, the Asia Region Agreement or the Australasia Region Agreement, as applicable.

                  "Partnership Holder" shall have the meaning set forth in the definition of the term "Permitted Transfer."

                  "Permitted Transfer" means: (a) a Transfer of Consideration Shares between the Stockholder or, if applicable, the Related JLW Owner and any descendant of such Stockholder or, if the Stockholder is not a natural person, the Related JLW Owner; (b) a Transfer of Consideration Shares between the Stockholder or, if applicable, the Related JLW Owner and the spouse or surviving spouse of such Stockholder or, if such Stockholder is not a natural person, the Related JLW Owner or of any descendant of such Stockholder or Related JLW Owner;
(c) a Transfer of Consideration Shares between the Stockholder or, if applicable, the Related JLW Owner and/or one or more of the Persons described in clauses (a) or (b) and any trust (a "Trust Holder") of which there are and continue to be, during the term of this Agreement, no beneficiaries other than such Stockholder or Related JLW Owner and/or one or more of the Persons described in clauses (a) and (b)( "Qualifying Beneficiaries") or, if the Stockholder is such a Trust Holder, between such Trust Holder and the Qualifying Beneficiaries of such Trust Holder; (d) a Transfer of Consideration Shares between the Stockholder or, if applicable, the Related JLW Owner and/or one or more of the Persons described in clauses (a) or
(b) and any corporation or limited liability company (a "Corporate Holder") of which there are and continue to be, during the term of this Agreement, no stockholders (or other Persons holding any direct or indirect ownership interest therein) other than such Stockholder or Related JLW Owner and/or one or more of the Persons described in clauses (a) and (b) ("Qualifying Stockholders") or, if the Stockholder is such a Corporate Holder, between such Corporate Holder and the Qualifying Stockholders of such Corporate Holder; or (e) a Transfer of Consideration Shares between the Stockholder or, if applicable, the Related JLW Owner and/or one or more of the Persons described in clauses (a) or (b) and any general or limited partnership (a "Partnership Holder") of which there are and continue to be, during the term of this Agreement, no partners (or other Persons holding any direct or indirect ownership interest therein) other than such Stockholder or Related JLW Owner and/or one or more of the Persons described in clauses (a) and (b) ("Qualifying Partners") or, if the Stockholder is such a Partnership Holder, between such Partnership Holder and its Qualifying Partners; it being understood, with respect to Transfers to any of the Persons described in clauses (c), (d) or (e), that the later sale or transfer of any direct or indirect beneficial or ownership interest therein (as applicable) would constitute an indirect Transfer of the Consideration Shares previously Transferred to such Person and shall be made only pursuant to and in accordance with the terms of this Agreement as if it were a direct transfer of Consideration Shares. No Permitted Transfer shall be valid or effective unless the proposed Permitted Transferee first agrees in writing to be bound by the terms of this Agreement as if it were a Stockholder by delivering a duly executed Additional Party Signature Page to Parent.

                  "Permitted Transferee" means any Person who shall have acquired and who shall hold Consideration Shares pursuant to a Permitted Transfer.

                  "Registrable Securities" means, at any time, the Consideration Shares (and any shares of Common Stock received in respect of such Consideration Shares) that are subject to this Agreement.

                  "Regulation S" means Regulation S promulgated by the SEC under the Securities Act.

                  "Related JLW Owner" means the person named as "Related JLW Owner" on the signature page hereto who is a director, officer, employee or partner of a JLW Partnership, Europe/USA Region Company, Asia Region Company, Australasia Region Company, or any of their respective Subsidiaries, and who owns or holds an interest, (beneficial or otherwise) direct or indirect, in the Stockholder, or through which such Stockholder will acquire Shares in the Integration.

                  "Rule 144" means Rule 144 promulgated by the SEC under the Securities Act.

                  "SEC" means the United States Securities and Exchange Commission.

                  "Securities Act" means the Securities Act of 1933, as amended and from time to time in effect and any successor statute.

                  "Stockholder" means the Person named as "Stockholder" on the signature page hereto and each Permitted Transferee thereof; it being understood that, for purposes of this definition, the term "Stockholder" shall include a Trustee solely in its capacity as trustee of a Trust Holder, and not in its individual capacity, unless such Trustee is independently a Stockholder or Related JLW Owner, or a Controlled Affiliate of the Stockholder or Related JLW Owner.

                  "Transfer" means, with respect to Consideration Shares, any sale, assignment, pledge, hypothecation, encumbrance, gift or other disposition or transfer of such Consideration Shares in any manner whatsoever, direct or indirect, including without limitation by the merger, consolidation or sale of securities of the holder of such Consideration Shares or an entity which owns, directly or indirectly, a majority of the equity interest in such holder.

                  "Trustee" means the trustee of a Trust Holder.

                  "Trust Holder" shall have the meaning set forth in the definition of the term "Permitted Transfer."

                  "Voting Securities" means (i) Common Stock (including, without limitation, the Consideration Shares), (ii) any other securities of Parent entitled to vote generally for the election of directors of Parent and (iii) any securities of Parent convertible into or exchangeable for or exercisable for any Common Stock or such other securities.

                  Section 1.2 Words in Singular and Plural Form. Words used in the singular form in this Agreement shall be deemed to import the plural, and vice versa, as the sense may require.


                                   ARTICLE II

                                      TERM

                  Section 2.1 Effectiveness of Agreement. This Agreement shall be effective upon the Closing of the transactions contemplated by the Purchase Agreements (the "Effective Date").

                  Section 2.2 Term of Agreement. This Agreement shall terminate on the date (the "Termination Date") that is the earliest to occur of (i) the first Business Day immediately following the fifth annual meeting of stockholders of Parent following the Effective Date, (ii) June 1, 2003 and (iii) such date as of which this Agreement has been terminated by mutual agreement of Parent and the Stockholder.


                                  ARTICLE III

                                   COVENANTS

                  Section 3.1 Covenants. During the period commencing on the Effective Date and ending on the Termination Date (the "Covenant Period"), each of the Stockholder and, if applicable, the Related JLW Owner shall not, and shall cause each of their respective Controlled Affiliates not to, directly or indirectly:

                           (a)      make, or in any way cause or participate in,
any "solicitation" of "proxies" (as such terms are defined or used in Rule 14a-1 promulgated under the Exchange Act) with respect to Parent, become a "participant" in any "election contest" (as such terms are defined or used in Rule 14a-11 promulgated under the Exchange Act) with respect to Parent, or seek to advise, encourage or influence any person or entity with respect to the voting of any Voting Securities, or execute any written consent with respect to Parent or any Voting Securities (except as otherwise permitted or required by this Agreement);

                           (b)      (i) initiate, propose or otherwise solicit
(or participate in the solicitation of) stockholders for the approval of one or more stockholder proposals with respect to Parent, as described in Rule 14a-8 promulgated under the Exchange Act or otherwise, (ii) induce or attempt to induce any other individual or entity to initiate, propose or solicit any such stockholder proposal, or (iii) seek election to or seek to place a representative on the Board, except as permitted by this Agreement or the Applicable Joinder Agreement;

                           (c)      in any manner, agree, attempt, seek or
propose (or make any request for permission) to deposit any Voting Securities, directly or indirectly, in any voting trust or similar arrangement or to subject any Voting Securities to any other voting or proxy agreement, arrangement or understanding, except as permitted or required by this Agreement, provided that this Section 3.1(c) shall not prohibit any such arrangement solely among the Stockholder and, if applicable, the Related JLW Owner and/or one or more Controlled Affiliates, Qualifying Beneficiaries, Qualifying Stockholders or Qualifying Partners thereof, provided, further, that the Stockholder and, if applicable, the Related JLW Owner shall, and shall cause each of their respective Controlled Affiliates to, comply with the other covenants and agreements contained herein;

                           (d)      form, join or in any way participate in a
group, act in concert with any other person or entity or otherwise take any action or actions which would cause it to be deemed a "person" (for purposes of Section 13(d) of the Exchange Act) with respect to any Voting Securities of Parent, provided that this Section 3.1 (d) shall not prohibit any such arrangement solely among the Stockholder and, if applicable, the Related JLW Owner and/or one or more Controlled Affiliates, Qualifying Beneficiaries, Qualifying Stockholders or Qualifying Partners thereof, provided, further, that the Stockholder and, if applicable, the Related JLW Owner shall, and shall cause each of their respective Controlled Affiliates to, comply with the other covenants and agreements contained herein;

                           (e)      participate in or encourage the formation of
any group (i) which owns, seeks or offers to acquire beneficial ownership of any securities of Parent or rights to acquire such securities or (ii) which seeks or offers to affect control of Parent for the purpose of circumventing any provision of this Agreement or Section 1.9 of the Purchase Agreements, provided that Section 3.1(e)(i) hereof shall not prohibit any such arrangement solely among the Stockholder and, if applicable, the Related JLW Owner and/or one or more Controlled Affiliates, Qualifying Beneficiaries, Qualifying Stockholders or Qualifying Partners thereof, provided, further, that the Stockholder and, if applicable, the Related JLW Owner shall, and shall cause each of their respective Controlled Affiliates to, comply with the other covenants and agreements contained herein;

                           (f)      (i) solicit, seek or offer to effect, (ii)
negotiate with or provide any information to any party with respect to, (iii) make any statement or proposal, whether written or oral, either alone or in concert with others, to the Board, or to any director or to any other legal or beneficial owner of Voting Securities of Parent with respect to, or (iv) otherwise make any public announcement, proposal, offer or filing under the Exchange Act, any similar statute or otherwise, or take action to cause Parent to make any such announcement, proposal, offer or filing with respect to: (A) any form of business combination or similar transaction involving Parent (other than transactions contemplated by this Agreement, the Purchase Agreements and the other Operative Agreements (as defined in each of the Purchase Agreements)) or any Subsidiary thereof, including, without limitation, a merger, tender or exchange offer or liquidation of Parent's assets, (B) any form of restructuring, recapitalization or similar transaction with respect to Parent or any Subsidiary thereof, including, without limitation, a merger, tender or exchange offer involving Parent or any Subsidiary thereof or liquidation of Parent's assets,
(C) any disposition of all or substantially all of the assets of Parent, (D) any request to amend, waive or terminate any of the provisions of this Section 3.1 or (E) any proposal or other statement inconsistent with the terms of this Agreement; provided, that nothing contained in this Section 3.1(f) shall be construed to prevent the Stockholder or, if applicable, the Related JLW Owner
(1) from doing any of the foregoing in his or her capacity as an employee, officer or director of Parent or any Subsidiary of Parent (subject to the direction and control of the Board and any officer of Parent or such Subsidiary to which such Stockholder or, if applicable, the Related JLW Owner reports in his or her capacity as such an officer or employee) or (2) acting in his or her capacity as an employee, officer or director of Parent or any Subsidiary of Parent, from participating in, or otherwise seeking to affect (x) the outcome of discussions and votes of the Board with respect to matters coming before it or
(y) decisions made or policies formulated in connection with the management and operation of the business of Parent, Parent's Subsidiaries and Affiliates, and any divisions thereof;

                           (g)      take any action challenging the validity or
enforceability of any covenant or agreement contained in this Agreement; or

                           (h)      instigate, advise, assist, encourage or
finance (or assist or arrange financing to or for) any Person in connection with any of the foregoing.

Notwithstanding the foregoing, any action taken by the Shareholder's Representatives pursuant to and in accordance with the terms and conditions of the SCCA shall be deemed not, in any such event, to be prohibited by this Agreement.

                                   ARTICLE IV

                             TRANSFER RESTRICTIONS

                  Section 4.1 Restrictions on Transfer.

                           (a)      During the period commencing on the
Effective Date and ending on the first anniversary thereof (the "No Sale Period"), neither the Stockholder nor, if applicable, the Related JLW Owner shall effect or permit any Transfer of any Consideration Shares owned by the Stockholder, except:

                                            (i)      any Permitted Transfer;

                                            (ii)     the Stockholder or such
         Related JLW Owner, as the case may be, shall be permitted to pledge or grant a security interest in any or all Consideration Shares owned by the Stockholder or the Related JLW Owner to a bona fide financial institution as security for a bona fide loan made to the Stockholder or such Related JLW Owner by such financial institution; provided, that, prior to any such pledge or the grant of any such security interest during the No Sale Period, such financial institution shall agree in writing that such financial institution shall not be entitled to foreclose or otherwise realize upon such Consideration Shares prior to the end of the No Sale Period unless (A) such financial institution (i) retains such Consideration Shares until the end of the No Sale Period and (ii) agrees in writing that such Consideration Shares shall remain subject to this Agreement, or (B) such financial institution forecloses upon and sells such Consideration Shares in the ordinary course of business to an unrelated third-party who first agrees in writing to be bound by the terms of this Agreement as if such Person was a Stockholder by delivering a duly executed Additional Party Signature Page to Parent;

                                            (iii)    any Transfer to one or more
         Shareholders or Other Shareholders (as such terms are defined in the

         Applicable Purchase Agreement) or a Permitted Transferee thereof pursuant to and in accordance with the terms and conditions of the Applicable Joinder Agreement and the SCCA;

                                            (iv)     pursuant to any tender or
         exchange offer made pursuant to Section 14(d) of the Exchange Act, with respect to which the Board does not recommend that stockholders of Parent reject such offer (it being understood that the Stockholder or such Related JLW Owner, as the case may be, may not tender any such Consideration Shares pursuant to such tender or exchange offer until Parent has publicly taken a position with respect to such offer or has stated that it will remain neutral or is unable to take a position with respect thereto, in accordance with Rule 14e-2 of the Exchange Act, any successor regulation or otherwise);

                                            (v)      pursuant to (A) a merger or
         consolidation in which Parent is acquired or the Consideration Shares held by the Stockholder or such Related JLW Owner are automatically converted or exchanged, (B) a sale of all or substantially all of Parent's assets to another Person or (C) any other Transfer approved by the Board;

                                            (vi)     pursuant to any
         registration statement filed by Parent on the Stockholder's behalf; or

                                            (vii) to Parent or any Subsidiary
         thereof.

                           (b)      Following the No Sale Period, neither the
Stockholder nor, if applicable, any Related JLW Owner shall effect or permit any Transfer of any Consideration Shares owned by such Stockholder pursuant to any tender or exchange offer made pursuant to Section 14(d) of the Exchange Act, if the Board has recommended that stockholders of Parent reject such offer, and which recommendation has not been withdrawn (it being understood that the Stockholder or such Related JLW Owner, as the case may be, may not tender any such Consideration Shares pursuant to such tender or exchange offer until Parent has publicly taken a position with respect to such offer or has stated that it will remain neutral or is unable to take a position with respect thereto, in accordance with Rule 14e-2 of the Exchange Act, any successor regulation or otherwise).

                           (c)      Following the No Sale Period, unless the
Stockholder or, if applicable, such Related JLW Owner Transfers Consideration Shares pursuant to the provisions of Rule 144(f) or on a bona fide sale transaction on a foreign securities exchange that would otherwise comply with paragraph (f) of Rule 144, if such paragraph of such rule were applicable to such sale, the Stockholder or such Related JLW Owner, as the case may be, shall take all reasonable actions to assure that no Transfer of Consideration Shares is effected if, after such Transfer, any Person (together with such Person's Affiliates and the members of any group to which such Person is a member) who acquires such Consideration Shares will own, or would reasonably be expected to own, beneficially or of record, directly or indirectly, Voting Securities representing 5% or more of the total then outstanding Voting Securities.

                           (d)      Notwithstanding anything to the contrary
contained herein, following the No Sale Period, unless Consideration Shares are Transferred in a bona fide sale transaction to a Person as to which the Stockholder or such Related JLW Owner, if any, does not have (i) a greater than five percent (5%), direct or indirect, financial, beneficial or ownership interest or a familial relationship or (ii) the right, directly or indirectly, to direct or control the voting or disposition of such Consideration Shares held by such Person, it shall be a further condition to any such Transfer that the proposed transferee be (a) one or more Shareholders or Other Shareholders (as such terms are defined in the Applicable Purchase Agreement) or a Permitted Transferee thereof pursuant to and in accordance with the terms and conditions of the Applicable Joinder Agreement and the SCCA or (b) a Permitted Transferee of the transferor; provided that such Stockholder shall be entitled to make a bona fide gift to a legitimate charitable institution (a "Charitable Transferee"), if such Stockholder has no direct or indirect financial, beneficial or similar interest in such Charitable Transferee and such proposed Charitable Transferee first agrees in writing to be bound by the terms of this Agreement as if it were a Stockholder by delivering a duly executed Additional Party Signature Page to this Agreement.

                           (e)      Notwithstanding anything to the contrary
contained herein, neither the Stockholder nor, if applicable, such Related JLW Owner shall effect or permit any Transfer of any Consideration Shares owned by the Stockholder during or after the No Sale Period, except in accordance with
Section 3.2 of the Applicable Joinder Agreement, the terms of which are incorporated herein by reference, or pursuant to an effective registration statement under the Securities Act.

                  Section 4.2 Notice of Sale; Attempted Transfers Void. The Stockholder or, if applicable, the Related JLW Owner shall give Parent prompt notice of any Transfer of any Consideration Shares held by the Stockholder or such Related JLW Owner. Any attempted Transfer of Consideration Shares in violation of the provisions of this Agreement shall be null and void and of no force or effect, and the Consideration Shares subject to such attempted Transfer shall remain subject to this Agreement. Prior to any such attempted Transfer, the Stockholder shall furnish, or cause to be furnished, to Parent evidence reasonably satisfactory to Parent that such Transfer is being made in compliance with the applicable provisions of this Agreement.

                  Section 4.3 Legend and Stop Transfer Order. To assist in effectuating the provisions of this Agreement, the Stockholder and, if applicable, the Related JLW Owner hereby consent (i) to the placement of the legends set forth in Section 3.2 of the Applicable Joinder Agreement on all certificates representing Consideration Shares owned, of record or beneficially, by such Stockholder or Related JLW Owner, until such Consideration Shares are no longer subject to the terms of this Agreement or such legends are no longer required by or can be removed in accordance with the above-referenced section of the Applicable Joinder Agreement and (ii) to the entry of stop transfer orders with Parent's transfer agent against the Transfer of the Consideration Shares held by the Stockholder or such Related JLW Owner, as the case may be, except in compliance with the requirements of this Agreement, the Applicable Joinder Agreement and the other Operative Agreements.


                                   ARTICLE V

                                     VOTING

                  Section 5.1 Obligation to be Counted for Quorum. During the Covenant Period, the Stockholder and, if applicable, the Related JLW Owner (with respect to any Voting Securities for which such Related JLW Owner has voting power) shall be (and shall cause each Controlled Affiliate thereof that holds Voting Securities to be) present, in person or by proxy (and without further action Parent and the Stockholder and, if applicable, such Related JLW Owner hereby agree that the Stockholder and/or such Related JLW Owner, as the case may be, shall be deemed to be present), at all meetings of stockholders of Parent at which one or more of the matters described in Section 5.2 or 5.3 hereof is to be submitted to a vote of the stockholders of Parent so that all Voting Securities owned, beneficially or of record, by the Stockholder or such Related JLW Owner (or any such Controlled Affiliates) may be counted for purposes of determining the presence of a quorum at such meetings; provided, that with respect to meetings at which any action is proposed to be taken regarding matters other than for which the irrevocable proxy granted pursuant to Section 5.2 or 5.3 hereof is applicable, the Stockholder or such Related JLW Owner, as the case may be, shall be deemed not to be in breach of this Section 5.1 with respect to any such meeting if (a) Parent shall fail to give the Stockholder or such Related JLW Owner timely and proper notice of such meeting together with (i) a form of proxy appointing one or more persons designated by the Board to act as proxy for the Stockholder or such Related JLW Owner and (ii) instructions for the execution of such proxy by the Stockholder or such Related JLW Owner and return of such proxy by ordinary mail, or (b) if the Stockholder or such Related JLW Owner executes and returns such proxy in accordance with such instructions, the person or persons appointed to act for the Stockholder or such Related JLW Owner in such proxy shall fail for any reason to attend such meeting on behalf of the Stockholder or such Related JLW Owner and be counted for purposes of determining the presence of a quorum.

                  Section 5.2 Maintenance of Board Composition. During the Covenant Period, the Stockholder and, if applicable, the Related JLW Owner (with respect to any Voting Securities for which such Related JLW Owner has voting power) agrees to take (and to cause each Controlled Affiliate thereof that holds Voting Securities to take) any and all Necessary Action (as defined below) so as to cause (and in accordance with Section 2-507 of the General Corporation Law of Maryland hereby grants to the individual serving from time to time as the corporate secretary of Parent an irrevocable proxy during the Covenant Period to vote any shares of Voting Securities held by the Stockholder or such Related JLW Owner, as the case may be, for the purpose of causing) the composition of the Board to be as set forth in Section 1.9 of the Purchase Agreements. "Necessary Action" for the purposes hereof means any and all actions within the Stockholder's or such Related JLW Owner's (or such Controlled Affiliate's) power and authority as a stockholder of Parent or, if applicable, as a director or officer of Parent, subject to any applicable fiduciary or legal limitations, which actions may include (subject to the foregoing limitations): (a) providing written consents with respect to, the Voting Securities for which such Stockholder or such Related JLW Owner (or such Controlled Affiliate) has voting power, (b) calling special meetings of the stockholders of Parent or, if applicable, the Board, (c) waiving notice with respect to such meetings, (d) attending meetings of stockholders (either in person or by proxy) or, if applicable, the Board (either in person or by conference telephone), (e) acting to fill vacancies in directorships on the Board and (f) voting in favor of any required amendments to the Articles of Incorporation or Bylaws of Parent; provided that the Stockholder or such Related JLW Owner, as the case may be, shall be deemed not to be in breach of any requirement of this Section 5.2 with respect to attending or voting at any meeting of the stockholders of Parent if
(x) Parent shall fail to give the Stockholder or such Related JLW Owner timely and proper notice of such meeting together with
(1) if the proxy described above is not applicable, a form of proxy appointing one or more persons designated by the Board to act as proxy for the Stockholder or such Related JLW Owner and (2) instructions for the execution of such proxy by the Stockholder or such Related JLW Owner and return of such proxy by ordinary mail, or (y) if the Stockholder or such Related JLW Owner executes and returns such proxy in accordance with such instructions, the person or persons appointed to act for the Stockholder or such Related JLW Owner in such proxy shall fail for any reason to attend such meeting or exercise the voting power granted pursuant to such proxy.

                  Section 5.3 Voting by the Stockholder. During the Covenant Period, the Stockholder and, if applicable, the Related JLW Owner (with respect to any Voting Securities for which such Related JLW Owner has voting power) agrees to vote (and to cause each Controlled Affiliate thereof that holds Voting Securities to vote) all Voting Securities with respect to which the Stockholder or such Related JLW Owner (or such Controlled Affiliate) has voting power (and in accordance with Section 2-507 of the General Corporation Law of Maryland hereby grants to the individual serving from time to time as the corporate secretary of Parent an irrevocable proxy during the Covenant Period to vote any share of Voting Securities held by the Stockholder or such Related JLW Owner, as the case may be) in accordance with the recommendation or direction of the Board on all matters (a) submitted to the vote of stockholders of Parent which have been proposed by any stockholder or stockholders, as to which the Board has recommended against approving (and such recommendation has not been withdrawn or changed to a recommendation for approval) or (b) relating to any merger or consolidation involving Parent, any sale of all or substantially all of Parent's assets or any similar transactions, as to which the Board has recommended against approving (and such recommendation has not been withdrawn or changed to a recommendation for approval).

                                   ARTICLE VI

                              REGISTRATION RIGHTS

                  Section 6.1 Incidental Registration. During the Covenant Period, if Parent proposes to file a registration statement under the Securities Act with respect to an offering for its own account or for the account of others of any class of Voting Security (other than a registration statement (i) on Form S-4 or S-8 (or any successor form), or (ii) filed in connection with an exchange offer or an offering of securities solely to Parent's then existing stockholders), then, at the sole discretion of the Board, Parent may (unless Parent is registering shares of Voting Securities owned by current directors, officers and employees of Parent who were partners in DEL ("DEL Registrable Securities"), in which case Parent shall) offer holders of JLW Registrable Securities the opportunity to register such JLW Registrable Securities in such offering, in accordance with the terms of such offering by in each case giving written notice of such proposed filing to holders of JLW Registrable Securities at least 20 days before the anticipated filing date.

                  Section 6.2 Notification; Reduction. (a) The holder of Registrable Securities shall notify Parent promptly (and in no event later than 10 days after notice) of his, her or its desire to include such Registrable Securities in the registration statement. In the event that any registration effected pursuant to this Article VI shall involve, in whole or in part, a firm commitment underwritten public offering of Common Stock, and the managing underwriter of such offering shall be of the opinion that the inclusion of the number of JLW Registrable Securities and the DEL Registrable Securities sought to be included therein would materially and adversely affect the distribution of the securities to be sold, the total number of shares of Common Stock allocable to holders of JLW Registrable Securities and holders of DEL Registrable Securities which such underwriter indicates may be included therein shall be allocated among the holders of JLW Registrable Securities, as a group, and the holders of DEL Registrable Securities, as a group, on the basis of the ratio of the aggregate number of JLW Registrable Securities or DEL Registrable Securities, as owned by such group on the Closing Date, as the case may be, to the aggregate number of JLW Registrable Securities and DEL Registrable Securities owned by both such groups as of the Closing Date; provided that, if either such group does not use its allocation, the remaining shares allocated to such group may be used by the other group and apportioned among the members thereof on a pro rata basis or any other method upon which the Shareholders' Representatives (in the case of the holders of JLW Registrable Securities) or the Parent Employee Directors (in the case of the holders of DEL Registrable Securities) may agree. If the number of JLW Registrable Securities or DEL Registrable Securities requested to be included in such registration statement exceeds either such group's allocation, the available shares shall be apportioned among the members of such group on a pro rata basis (on the basis of the number of JLW Registrable Securities or DEL Registrable Securities, as the case may be, owned by the applicable holders). Notwithstanding the foregoing, the Shareholders' Representatives shall in any event be entitled to reapportion among the holders of JLW Registrable Securities the total number of shares of Common Stock allocated to such holders, which reapportionment, if any, shall be included in a written notice provided to Parent by the Shareholders' Representatives within 10 days after notice of such allocation.

                  (b) Notwithstanding anything to the contrary contained in this
Article VI, Parent may withdraw any registration statement referred to in this
Article VI at any time for any reason without thereby incurring any liability to any other party hereto.

                  Section 6.3 Registration Procedures.

                           (a)   If and when any Registrable Securities are to
be registered pursuant to this Article VI, Parent will as expediently as possible:

                                  (i)   furnish to the holder of Registrable
         Securities such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus), including any supplements thereto, and other documents as such persons reasonably may request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such registration statement;

                                  (ii)  use its best efforts to register or
         qualify the Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the holder of Registrable Securities or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided, however, that Parent shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                                 (iii)  use its best efforts to list the
         Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of Parent is then listed;

                                  (iv)  immediately notify the holder of
         Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, or if it is necessary to amend or supplement such prospectus to comply with the law, in which case the holder of Registrable Securities shall immediately cease delivery of such prospectus and Parent will, at the request of such holder of Registrable Securities, prepare and furnish to such holder of Registrable Securities a reasonable number of copies of a supplement or an amendment to such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares of Registrable Securities, such prospectus, as amended or supplemented, will comply with the law;

                                  (v)   as necessary to satisfy applicable due
         diligence requirements, make available for inspection by the holder of Registrable Securities and any attorney, accountant or other agent retained by such holder of Registrable Securities, subject to reasonable agreements regarding confidentiality, financial and other records, pertinent corporate documents and properties of Parent, and cause Parent's officers, directors and employees to supply all information reasonably requested by such holder of Registrable Securities, attorney, accountant or agent, in connection with such registration statement; and

                                  (vi)  issue to any underwriter to which any
         holder of Registrable Securities may sell such Registrable Securities in connection with any such registrations (and to any direct or indirect transferee of any such underwriter or to such holder of Registrable Securities, if such registered offering is not underwritten) certificates evidencing such Registrable Securities without any legend restricting the transferability of the shares of the holder of Registrable Securities.

                           (b) In connection with each registration hereunder,
the holder of Registrable Securities will furnish to Parent in writing such information with respect to himself, herself or itself and the proposed distribution by such holder as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

                           (c) In connection with the preparation and filing of
each registration statement registering Registrable Securities under the Securities Act, Parent shall give the holder of Registrable Securities and his, her or its counsel and accountants, the opportunity to review such registration statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto.

                           (d) In connection with each registration pursuant to
this Article VI covering an underwritten public offering, Parent and the holder of Registrable Securities agree to enter into a written agreement with the managing underwriter in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of Parent's size and investment stature; provided, however, that the holder of Registrable Securities shall not be required to make any representations, warranties or covenants relating to Parent and that Parent shall make such representations, warranties and covenants.

                  Section 6.4 Expenses. (a) All expenses incurred by Parent in complying with this Article VI, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for Parent, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and fees and disbursements not to exceed $50,000 for one counsel for all Europe/USA Region Shareholders, Asia Region Shareholders, Australia Region Shareholders and any related holders of JLW Registrable Securities who are participating in such offering, but excluding any Selling Expenses, are called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Registrable Securities are called "Selling Expenses."

                           (b)   Parent will pay all Registration Expenses in
accordance with each registration statement under this Article VI. All Selling Expenses in connection with each registration statement under this Article VI shall be borne by the participating holders in proportion to the number of shares sold by each, or by such participating holders other than Parent (except to the extent Parent shall be a seller) as they may otherwise agree.

                  Section 6.5 Indemnification and Contribution. (a) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to this Article VI, Parent will indemnify and hold harmless the holder of Registrable Securities and each other person, if any, who controls such holder of Registrable Securities against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act, the Exchange Act, or other foreign, federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which Registrable Securities of such holder of Registrable Securities were registered under the Securities Act pursuant to this Article VI, any preliminary prospectus or final prospectus contained therein, or any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that Parent will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information pertaining to such holder of Registrable Securities or any such controlling person furnished to Parent by such holder of Registrable Securities or any such controlling person in writing specifically for use in such registration statement or prospectus, and provided further that, in the case of an offering that is not a firm commitment underwritten public offering, with respect to any untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus, such indemnity in this subsection (a) shall not inure to the benefit of any holder of Registrable Securities if the person asserting any such loss, claim, damage or liability who purchased the Registrable Securities which are the subject thereof did not receive a copy of an amended preliminary prospectus or final prospectus (or final prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Registrable Securities to such person and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact made in such preliminary prospectus was corrected in the amended preliminary prospectus or final prospectus (or final prospectus as amended and supplemented).

                           (b)   In the event of a registration of any of the
Registrable Securities under the Securities Act pursuant to this Article VI, the holder of Registrable Securities will indemnify and hold harmless Parent, each person, if any, who controls Parent within the meaning of the Securities Act, each officer of Parent who signs the registration statement, each director of Parent, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which Parent or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities was registered under the Securities Act pursuant to this Article VI, any preliminary prospectus or final prospectus contained therein, or any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Parent and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such holder of Registrable Securities will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such holder of Registrable Securities furnished in writing to Parent by such holder of Registrable Securities specifically for use in such registration statement or prospectus, and provided, further, however, that any liability of the holder of Registrable Securities hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such holder of Registrable Securities under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by such holder of Registrable Securities from the sale of Registrable Securities covered by such registration statement, net of all Selling Expenses actually borne by such holder of Registrable Securities.

                           (c) Promptly after receipt by an indemnified party
hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this
Article VI and shall relieve it only for any liability which it may have to such indemnified party under this Article VI if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Article VI for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with one counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select separate counsel (limited to one for all indemnified parties) and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                           (d) In order to provide for just and equitable
contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Securities exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 6.5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right or appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6.5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such holder or any such controlling person in circumstances for which indemnification is provided under this Section 6.5, then, and in each such case, Parent and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion that such holder is responsible for the portion represented by the percentage that the public offering price of all Registrable Securities offered by such holder pursuant to the registration statement bears to the public offering price of all securities offered by all sellers (including Parent) pursuant to such registration statement, and that Parent is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of such Registrable Securities offered by him, her or it pursuant to such registration statement net of all Selling Expenses actually borne by such holder of Registrable Securities; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                                  ARTICLE VII

                                    GENERAL

                  Section 7.1 Specific Enforcement; Other Remedies. Each party hereto (other than Parent) acknowledges and agrees that Parent would be irreparably damaged in the event any of the provisions of this Agreement were not performed by such party in accordance with their specific terms or were otherwise breached. It is accordingly agreed that Parent shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States (or any state thereof) or country having jurisdiction, in addition to any other remedy to which Parent may be entitled at law or equity.

                  Section 7.2 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants and restrictions shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby (unless such a construction is unreasonable).

                  Section 7.3 Headings. The Article and Section headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  Section 7.4 Notices. All notices, requests, demands and other communications made under or by reason of the provisions of this Agreement shall be in writing and shall be given by hand-delivery, air courier or telecopier (with a copy also sent by hand delivery or air courier, which shall not alter the time at which the telecopier notice is deemed received), in each case addressed to the party to be notified, in the case of Parent, at the address set forth in the Applicable Joinder Agreement and, in the case of any other party hereto, at the address set forth on the signature page hereto or any Additional Party Signature Page, as applicable, or such other address of a party as such party shall have specified by prior written notice to the other party in accordance with this Section 7.4. Such notices shall be deemed given: at the time personally delivered, if delivered by hand with receipt acknowledged; at the time received if sent certified or registered mail; upon transmission thereof by the sender and issuance by the transmitting machine of a confirmation slip that the number of pages constituting the notice have been transmitted without error, if telecopied, and the second business day after timely delivery to the courier, if sent by air courier.

                  Section 7.5 Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Maryland, without giving effect to the conflicts-of-law provisions thereof.

                  Section 7.6 Jurisdiction. Each of the parties hereto hereby expressly and irrevocably submits to the non-exclusive personal jurisdiction of the United States District Court for the Northern District of Illinois, and to the jurisdiction of any other competent court of the State of Illinois located in the County of Cook (collectively, the "Illinois Courts"), preserving, however, all rights of removal to such federal court under 28 U.S.C. ss. 1441, in connection with all disputes arising out of or in connection with this Agreement and agrees not to commence any litigation relating thereto except in such courts; provided that if the aforementioned courts do not have subject matter jurisdiction, then the proceeding shall be brought in any other state or federal court located in the State of Illinois, preserving, however, all rights of removal to such federal court under 28 U.S.C. ss. 1441. Notwithstanding the foregoing, the parties hereto agree that no suit, action or proceeding may be brought in any state court in the State of Illinois unless jurisdiction is unavailable in any federal court in the State of Illinois. Each party hereby waives the right to any other jurisdiction or venue for any litigation arising out of or in connection with this Agreement or the transactions contemplated hereby to which any of them may be entitled by reason of its present or future domicile. Notwith standing the foregoing, each of the parties hereto agrees that each of the other parties shall have the right to bring any action or proceeding for enforcement of a judgment entered by the Illinois Courts in any other court or jurisdiction.

                  Section 7.7 Service of Process. Each party irrevocably consents to the service of process outside the territorial jurisdiction of the courts referred to in Section 7.6 hereof in any such action or proceeding by giving copies thereof by hand-delivery or air courier to his, her or its address, as specified herein; provided, that the foregoing shall not limit the right of a party to effect service of process on the other party by any other legally available method.

                  Section 7.8 WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES (TO THE FULLEST EXTENT PERMITTED BY LAW) ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE PARTIES ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO

THIS AGREEMENT. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, EXCEPT WITH THE WRITTEN CONSENT OF EACH OF THE PARTIES, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                  Section 7.9 Entire Agreement. This Agreement, the Applicable Joinder Agreement and the other Operative Agreements constitute the full and entire under standing and agreement between the parties with regard to the subject matter hereof.

                  Section 7.10 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, legal representatives and assigns, but this Agreement (or any of the rights hereunder) may not be assigned by any party without the written consent of the other party, except, in the case of the Stockholder, to any Permitted Transferee. Except as provided in Sections 4.1(a)(i), 4.1(a)(ii) and 4.1(d) hereof, no transferee of Voting Securities shall be bound by any provision of this Agreement.

                  Section 7.11 Amendment and Modification. This Agreement may not be amended, modified or supplemented except by an agreement in writing signed by both of the parties hereto.

                  Section 7.12 Counterparts. This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the Stockholder, if applicable, the Related JLW Owner and Parent have caused this Agreement to be duly executed as of the day and year first above written.

                                     LASALLE PARTNERS
                                     INCORPORATED

                                     By:
                                        ------------------------------
                                     Name:
                                     Title:

SIGNATURE CONFIRMATION*              SHAREHOLDER:


                                     ---------------------------------
                                     Name:
-----------------------------        Address:
                                             -------------------------
By:
   --------------------------        ---------------------------------
Name:
                                     ---------------------------------
Title:                               Telephone:
                                               -----------------------
                                     Fax:
                                         -----------------------------
Dated:
      -----------------------

SIGNATURE CONFIRMATION*              RELATED JLW OWNER:

                                     ---------------------------------
                                     Name:
                                          ----------------------------
                                     Title:
                                           ---------------------------
                                     Address:
                                             -------------------------
By:
   --------------------------        ---------------------------------
Name:
                                     ---------------------------------
Title:                               Telephone:
                                               -----------------------
                                     Fax:
                                         -----------------------------
Dated:
      -----------------------

--------
* "Signature Confirmation" means (i) a signature guarantee by a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, including (as such terms are defined therein) (A) a bank; (B) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker; (C) a credit union; (D) a national securities exchange, registered securities association or clearing agency; or (E) savings institution that is a participant in a Securities Transfer Association recognized program (an "Eligible Institution") or (ii) if a signature guarantee by an Eligible Institution is unavailable in the jurisdiction in which the Person for whom Signature Confirmation is required resides, the witnessing of such signature by one of the Persons listed on Schedule 2 to the Instruction Letter accompanying the Offering Circular.

                                                                       ANNEX G
                                                                      -------

-----------------------------------------------------------------------------









                       SECOND AMENDED AND RESTATED BYLAWS

                                       of

                        JONES LANG LASALLE INCORPORATED

                             A Maryland Corporation












-----------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                -----------------
                                                                       Page
                                                                       ----
ARTICLE I
    OFFICES..............................................................G-1
       SECTION 1.   PRINCIPAL OFFICE.....................................G-1
       SECTION 2.   OTHER OFFICES........................................G-1

ARTICLE II
    MEETINGS OF STOCKHOLDERS.............................................G-1
       SECTION 1.   PLACE OF MEETINGS....................................G-1
       SECTION 2.   ANNUAL MEETINGS......................................G-1
       SECTION 3.   SPECIAL MEETINGS.....................................G-1
       SECTION 4.   QUORUM...............................................G-2
       SECTION 5.   PROXIES..............................................G-2
       SECTION 6.   VOTING...............................................G-2
       SECTION 7.   NATURE OF BUSINESS AT MEETINGS OF STOCKHOLDERS.......G-2
       SECTION 8.   RECORD DATE..........................................G-3
       SECTION 9.   INFORMAL ACTION......................................G-4

ARTICLE III
    DIRECTORS............................................................G-4
       SECTION 1.   NUMBER AND ELECTION OF DIRECTORS.....................G-4
       SECTION 2.   NOMINATION OF DIRECTORS..............................G-4
       SECTION 3.   VACANCIES............................................G-5
       SECTION 4.   DUTIES AND POWERS....................................G-5
       SECTION 5.   ORGANIZATION.........................................G-6
       SECTION 6.   REMOVALS OF DIRECTORS................................G-6
       SECTION 7.   MEETINGS.............................................G-6
       SECTION 8.   QUORUM...............................................G-6
       SECTION 9.   ACTIONS OF BOARD.....................................G-6
       SECTION 10.  MEETINGS BY MEANS OF CONFERENCE TELEPHONE............G-6
       SECTION 11.  COMMITTEES...........................................G-7
       SECTION 12.  COMPENSATION.........................................G-7
       SECTION 13.  ENTIRE BOARD OF DIRECTORS............................G-7

ARTICLE IV
    OFFICERS.............................................................G-7
       SECTION 1.   GENERAL..............................................G-7
       SECTION 2.   REMOVAL..............................................G-8
       SECTION 3.   VOTING SECURITIES OWNED BY THE CORPORATION...........G-8
       SECTION 4.   CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER....G-8

                                                                        Page
                                                                        ----

       SECTION 5.   PRESIDENT, DEPUTY CHIEF EXECUTIVE OFFICER AND
                    CHIEF OPERATING OFFICER..............................G-9
       SECTION 6.   DEPUTY CHAIRMAN OF THE BOARD.........................G-9
       SECTION 7. EXECUTIVE VICE PRESIDENTS, SENIOR VICE PRESIDENTS, MANAGING DIRECTORS, PRINCIPALS AND VICE PRESIDENTS...G-9
       SECTION 8.   SECRETARY............................................G-9
       SECTION 9.   TREASURER...........................................G-10
       SECTION 10.  ASSISTANT SECRETARIES...............................G-10
       SECTION 11.  ASSISTANT TREASURERS................................G-10

ARTICLE V
    STOCK...............................................................G-10
       SECTION 1.   FORM OF CERTIFICATES................................G-10
       SECTION 2.   SIGNATURES..........................................G-11
       SECTION 3.   LOST, DESTROYED, STOLEN OR MUTILATED CERTIFICATES...G-11
       SECTION 4.   TRANSFERS...........................................G-11
       SECTION 5.   TRANSFER AND REGISTRY AGENTS........................G-11
       SECTION 6.   BENEFICIAL OWNERS...................................G-12

ARTICLE VI
    NOTICES.............................................................G-12
       SECTION 1.   NOTICES.............................................G-12
       SECTION 2.   WAIVERS OF NOTICE...................................G-12

ARTICLE VII
    GENERAL PROVISIONS..................................................G-12
       SECTION 1.   DIVIDENDS...........................................G-12
       SECTION 2.   DISBURSEMENTS.......................................G-13
       SECTION 3.   FISCAL YEAR.........................................G-13
       SECTION 4.   CORPORATE SEAL......................................G-13

ARTICLE VIII
    INDEMNIFICATION.....................................................G-13
       SECTION 1.   POWER TO INDEMNIFY IN ACTIONS, SUITS OR PROCEEDINGS.G-13
       SECTION 2.   AUTHORIZATION OF INDEMNIFICATION....................G-13
       SECTION 3.   DIRECTORS' RELIANCE ON REPORTS......................G-14
       SECTION 4.   INDEMNIFICATION BY A COURT..........................G-14
       SECTION 5.   EXPENSES PAYABLE IN ADVANCE.........................G-14
       SECTION 6.   NONEXCLUSIVITY OF INDEMNIFICATION
                    AND ADVANCEMENT OF EXPENSES.........................G-14
       SECTION 7.   INSURANCE...........................................G-15

                                                                        Page
                                                                        ----

       SECTION 8.   CERTAIN DEFINITIONS.................................G-15
       SECTION 9.   SURVIVAL OF INDEMNIFICATION AND ADVANCEMENT
                    OF EXPENSES.........................................G-15
       SECTION 10.  LIMITATION ON INDEMNIFICATION.......................G-15
       SECTION 11.  INDEMNIFICATION OF EMPLOYEES AND AGENTS.............G-15

ARTICLE IX
    AMENDMENTS..........................................................G-16
       SECTION 1.   AMENDMENTS..........................................G-16

ARTICLE X
    TRANSITION PERIOD MATTERS...........................................G-16
       SECTION 1.   GENERAL.............................................G-16
       SECTION 2.   DIRECTORS...........................................G-16
       SECTION 3.   COMMITTEES..........................................G-18
       SECTION 4.   OFFICERS............................................G-19
       SECTION 5.   AMENDMENTS..........................................G-19
       SECTION 6.   ACTIONS OF THE BOARD................................G-19

                          AMENDED AND RESTATED BYLAWS

                                       OF

                        JONES LANG LASALLE INCORPORATED

                     (hereinafter called the "Corporation")


                                   ARTICLE I

                                    OFFICES
                                    -------

         SECTION 1. PRINCIPAL OFFICE. The principal office of the Corporation within the State of Maryland shall be in the City of Baltimore, State of Maryland.

         SECTION 2. OTHER OFFICES. The Corporation may also have offices at such other places, both within and without the State of Maryland, as the Board of Directors may from time to time determine.


                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS
                            ------------------------

         SECTION 1. PLACE OF MEETINGS. Meetings of the stockholders for the election of directors or for any other purpose shall be held at such time and place, within the United States, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

         SECTION 2. ANNUAL MEETINGS. The annual meetings of stockholders shall be held on such date and at such time during the month of May as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meetings the stockholders shall elect directors, and transact such other business as may properly be brought before the meeting. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting and each other stockholder entitled to notice of such meeting not less than ten nor more than ninety days before the date of the meeting. Failure to hold an annual meeting does not invalidate the Corporation's existence or affect any otherwise valid corporate acts.

         SECTION 3. SPECIAL MEETINGS. Unless otherwise prescribed by law or by the Charter, special meetings of stockholders, for any purpose or purposes, may be called by (i) the Chairman of the Board and Chief Executive Officer, (ii) President, Deputy Chief Executive Officer and Chief Operating Officer, or (iii) the Board of Directors and must be called by the Secretary on the written request of stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting, which request shall state the purpose or purposes of the proposed meeting and the matters proposed to be acted upon at such meeting. At a special meeting of the stockholders, only such business shall be conducted as shall be specified in the notice of meeting (or any supplement thereto). Written notice of a special meeting stating the place, date and hour of the meeting as determined by the

Board of Directors, the Chairman of the Board and Chief Executive Officer or the President, Deputy Chief Executive Officer and Chief Operating Officer and the purpose or purposes for which the meeting is called shall be given by the Secretary not less than ten (10) nor more than ninety (90) days before the date of the meeting to each stockholder entitled to vote at such meeting and each stockholder entitled to notice of such meeting.

         SECTION 4. QUORUM. Except as otherwise required by law or by the Charter, the holders of a majority of the shares of stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is to a date more than one hundred twenty
(120) days after the original record date, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting not less than ten (10) nor more than ninety (90) days before the date of the meeting.

         SECTION 5. PROXIES. Any stockholder entitled to vote may do so in person or by his or her proxy appointed by an instrument in writing signed by such stockholder or by his or her agent hereunto authorized, delivered to the Secretary of the meeting; provided, however, that no proxy shall be voted or acted upon after eleven months from its date, unless said proxy provides for a longer period.

         SECTION 6. VOTING. At all meetings of the stockholders at which a quorum is present, except as otherwise required by law, the Charter or these Bylaws, any question brought before any meeting of stockholders shall be decided by the affirmative vote of a majority of the total number of votes cast by holders of stock entitled to vote on such question, voting as a single class. The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in his or her discretion, may require that any votes cast at such meeting shall be cast by written ballot.

         SECTION 7. NATURE OF BUSINESS AT MEETINGS OF STOCKHOLDERS. No business may be transacted at an annual meeting of stockholders, other than business that is either (a) properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) otherwise properly brought before the annual meeting by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 7 and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section 7.

         In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

         To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of the annual meeting was made, whichever first occurs. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above.

         To be in proper written form, a stockholder's notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) the class or series and number of shares of stock of the Corporation which are owned beneficially or of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

         No business shall be conducted at the annual meeting of stockholders, except business brought before the annual meeting in accordance with the procedures set forth in this Section 7, PROVIDED, HOWEVER, that, once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 7 shall be deemed to preclude discussion by any stockholder of any such business. If the Chairman of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

         For purposes of this Section 7, "public announcement" shall mean an announcement in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to
Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         SECTION 8. RECORD DATE. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive any dividend or other distribution or any allotment of other rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the close of business on the day on which the record date is fixed and which record date: (a) in the case of any meeting of stockholders or adjournment thereof, shall not be more than ninety
(90) nor less than ten (10) days before the date of such meeting; and (b) in the case of any other action, shall not be more than ninety days prior to such other action. If no record date is fixed: (x) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be the later of (i) the close of business on the day on which notice is mailed or (ii) the thirtieth day before the meeting; and (y) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; PROVIDED, HOWEVER, that the Board of Directors may fix a new record date for the adjourned meeting.

         SECTION 9. INFORMAL ACTION. Any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if there is filed with the records of meetings of stockholders a unanimous written consent which sets forth the action and is signed by each stockholder entitled to vote on the matter and a written waiver of any right to dissent signed by each stockholder entitled to notice of the meeting but not entitled to vote thereat.


                                  ARTICLE III

                                   DIRECTORS
                                   ---------

         SECTION 1. NUMBER AND ELECTION OF DIRECTORS. Subject to the provisions of Article X, the Board of Directors shall consist of not less than 3 nor more than 15 members, the exact number of which shall be determined from time to time by resolution adopted by the Board of Directors. Subject to the provisions of
Article X and except as provided in Section 3 of this Article III, directors shall be elected by the stockholders at the annual meetings of stockholders, and each director so elected shall hold office until such director's successor is duly elected and qualifies, or until such director's earlier death, resignation or removal. Directors need not be stockholders.

         SECTION 2. NOMINATION OF DIRECTORS. Subject to the provisions of
Article X, only persons who are nominated in accordance with the following procedures shall be eligible for election and qualified to serve as directors of the Corporation, except as may be otherwise provided in the Charter (with respect to the right of holders of common stock or preferred stock of the Corporation to nominate and elect a specified number of directors in certain circumstances). Subject to the provisions of Article X, nominations of persons for election to the Board of Directors may be made at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2 and on the record date for the determination of stockholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in this Section 2.

         In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

         To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation
(a) in the case of an annual meeting, not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty
(30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of the annual meeting was made, whichever first occurs; and (b) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public announcement of the date of the special meeting was made, whichever first occurs. In no event shall the public announcement of an adjournment of an annual or special meeting commence a new time period for the giving of a stockholder's notice as described above.

         To be in proper written form, a stockholder's notice to the Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of stock of the Corporation which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of stock of the Corporation which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

         If the Chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

         For purposes of this Section 2, "public announcement" shall mean an announcement in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to
Section 13, 14 or 15(d) of the Exchange Act.

         SECTION 3. VACANCIES. Subject to the provisions of Article X and to the terms of any one or more classes or series of common stock or preferred stock, any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the entire Board of Directors, and any other vacancy occurring on the Board of Directors may be filled by a majority of the Board of Directors then in office, even if less than a quorum, or by a sole remaining director. The stockholders may elect to fill a vacancy on the Board of Directors which results from the removal of a Director. Notwithstanding the foregoing, whenever the holders of any one or more class or classes or series of preferred stock or common stock of the Corporation shall have the right, voting separately as a class, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the Charter.

         SECTION 4. DUTIES AND POWERS. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Charter or by these Bylaws required to be exercised or done by the stockholders.

         SECTION 5. ORGANIZATION. At each meeting of the Board of Directors, the Chairman of the Board and Chief Executive Officer, or in the absence of the Chairman of the Board and Chief Executive Officer, the President, Deputy Chief Executive Officer and Chief Operating Officer, or in the absence of the President, Deputy Chief Executive Officer and Chief Operating Officer, the Deputy Chairman of the Board, if there be one, or in the absence of the Deputy Chairman of the Board, a director chosen by a majority of the directors present, shall act as Chairman of the meeting. The Secretary of the Corporation shall act as Secretary of each meeting of the Board of Directors. In case the Secretary shall be absent from any meeting of the Board of Directors, an Assistant Secretary shall perform the duties of Secretary at such meeting; and in the absence from any such meeting of the Secretary and all the Assistant Secretaries, the Chairman of the meeting may appoint any person to act as Secretary of the meeting.

         SECTION 6. REMOVALS OF DIRECTORS. Any director or the entire Board of Directors may be removed only in accordance with the provisions of the Charter.

         SECTION 7. MEETINGS. The Board of Directors may hold meetings, both regular and special, either within or without the State of Maryland. Regular meetings of the Board of Directors may be held at such time and at such place as may from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman of the Board and Chief Executive Officer, the President, Deputy Chief Executive Officer and Chief Operating Officer, or a majority of the directors then in office. Notice of every regular or special meeting of the Board stating the place, date and hour of the meeting shall be given to each director either by mail not less than forty-eight (48) hours before the date of the meeting, by telephone, facsimile or telegram on twenty-four (24) hours' notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

         SECTION 8. QUORUM. Except as may be otherwise required by law and, subject to the provisions of Article X, the Charter or these Bylaws, at all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the action of a majority of the directors present at any meeting at which there is a quorum shall be the action of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting of the time and place of the adjourned meeting, until a quorum shall be present.

         SECTION 9. ACTIONS OF BOARD. Unless otherwise provided by the Charter or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

         SECTION 10. MEETINGS BY MEANS OF CONFERENCE TELEPHONE. Unless otherwise provided by the Charter or these Bylaws, members of the Board of Directors, or any committee thereof, may (and, at the request of any such member, shall be given an opportunity to) participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time, and participation in a meeting pursuant to this Section 10 shall constitute presence in person at such meeting.

         SECTION 11. COMMITTEES. Subject to the provisions of Article X: (i) the Board of Directors may, by resolution passed by a majority of the entire Board of Directors, appoint one or more committees of one or more of the directors of the Corporation; (ii) the Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee; and (iii) in the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Any committee, to the extent permitted by law and provided in these Bylaws or in the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation.

         SECTION 12. COMPENSATION. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary, or such other emoluments as the Board of Directors shall from time to time determine. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed compensation for attending committee meetings.

         SECTION 13. ENTIRE BOARD OF DIRECTORS. As used in these Bylaws generally, the term "entire Board of Directors" means the total number of directors which the Corporation would have if there were no vacancies. Notwithstanding anything to the contrary provided herein, if at any time the number of directors actually holding office do not constitute the requisite percentage of the entire Board of Directors necessary to take action as provided in these Bylaws, then any action required to be taken on such item shall be taken by an affirmative vote of 75% of the directors then in office; provided, however, during the Transition Period at least one JLW Director and one Parent Director must vote in favor of such action.


                                   ARTICLE IV

                                    OFFICERS
                                    --------

         SECTION 1. GENERAL. Subject in each case to the provisions of Article X, the officers of the Corporation shall be elected by the Board of Directors and shall be (i) a Chairman of the Board and Chief Executive Officer (who must be a director) , (ii) a President, Deputy Chief Executive Officer and Chief Operating Officer, (iii) a Secretary and (iv) a Treasurer, each of whom shall be elected by the Board of Directors and shall hold office for such term and shall exercise such powers and perform such duties as set forth in these Bylaws and as shall be determined from time to time by the Board of Directors. The Board of Directors or the Chairman of the Board and Chief Executive Officer, in his or her discretion, may also elect or appoint a Deputy Chairman of the Board, one or more Executive Vice Presidents, Senior Vice Presidents, Managing Directors, Principals, Vice Presidents, Assistant Secretaries, Assistant Treasurers and other officers, and the President, Deputy Chief Executive Officer and Chief Operating Officer may appoint one or more Vice Presidents, Assistant Secretaries, Assistant Treasurers and other officers of the Corporation below the level of Vice President, each of whom shall hold office for such term and shall exercise such powers and perform such duties as set forth in these Bylaws and as shall be determined from time to time (x) by the Board of Directors, if such officer was elected by the Board of Directors, (y) by the Chairman of the Board and Chief Executive Officer, if such officer was appointed by the Chairman of the Board and Chief Executive Officer or (z) by the Chairman of the Board and Chief Executive Officer or the President, Deputy Chief Executive Officer and Chief Operating Officer, if such officer was appointed by the President, Deputy Chief Executive Officer and Chief Operating Officer.

         SECTION 2. REMOVAL. Subject in each case to the provisions of Article X, all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal and any officer may be removed at any time (i) by the affirmative vote of a majority of the entire Board of Directors, (ii) by the Chairman and Chief Executive Officer, if such officer was appointed by the Chairman and Chief Executive Officer, or
(iii) by the Chairman of the Board and Chief Executive Officer or President, Deputy Chief Executive Officer and Chief Operating Officer, if such officer was appointed by the President, Deputy Chief Executive Officer and Chief Operating Officer.

         SECTION 3. VOTING SECURITIES OWNED BY THE CORPORATION. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chairman of the Board and Chief Executive Officer, the President, Deputy Chief Executive Officer and Chief Operating Officer, the Deputy Chairman of the Board or any Executive Vice President, and any such officer may in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities, and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons. Shares of the Corporation's own stock owned directly or indirectly by the Corporation shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time unless such shares are held by the Corporation in a fiduciary capacity.

         SECTION 4. CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER. The Chairman of the Board and Chief Executive Officer shall be the chief executive officer of the Corporation and shall in general supervise and control all of the business and affairs of the Corporation. The Chairman of the Board and Chief Executive Officer shall preside at all meetings of the stockholders of the Corporation. The Chairman of the Board and Chief Executive Officer shall possess the power to execute all deeds, mortgages, bonds, contracts, certificates and other instruments of the Corporation requiring a seal, under the seal of the Corporation, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed or signed. The Chairman of the Board and Chief Executive Officer shall make reports to the Board of Directors and the stockholders, and shall see that all orders and resolutions of the Board of Directors and of any committee thereof are carried into effect. The Chairman of the Board shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him or her by these Bylaws or by the Board of Directors.

         SECTION 5. PRESIDENT, DEPUTY CHIEF EXECUTIVE OFFICER AND CHIEF OPERATING OFFICER. The President, Deputy Chief Executive Officer and Chief Operating Officer shall be the second most senior executive of the Corporation and, subject to the direction and control of the Chairman of the Board of Directors, shall be the deputy chief executive officer and chief operating officer of the Corporation and shall assist the Chairman of the Board and Chief Executive Officer in the administration and operation of the Corporation's business and general supervision of its policies and affairs. In the absence of the Chairman of the Board and Chief Executive Officer, the President, Deputy Chief Executive Officer and Chief Operating Officer shall preside at all meetings of the stockholders of the Corporation. The President, Deputy Chief Executive Officer and Chief Operating Officer shall possess the power to execute all deeds, mortgages, bonds, contracts, certificates and other instruments of the Corporation requiring a seal, under the seal of the Corporation, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed or signed. The President, Deputy Chief Executive Officer and Chief Operating Officer shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him or her by these Bylaws, the Chairman of the Board and Chief Executive Officer or by the Board of Directors.

         SECTION 6. DEPUTY CHAIRMAN OF THE BOARD. The Deputy Chairman of the Board, if there be one, shall, in the absence of the Chairman of the Board and Chief Executive Officer and the President, Deputy Chief Executive Officer and Chief Operating Officer, preside at all meetings of the stockholders of the Corporation and shall perform such other duties and may exercise such other powers as from time to time may be assigned to him by the Board of Directors or the Chairman of the Board and Chief Executive Officer.

         SECTION 7. EXECUTIVE VICE PRESIDENTS, SENIOR VICE PRESIDENTS, MANAGING DIRECTORS, PRINCIPALS AND VICE PRESIDENTS. Each Executive Vice President, Senior Vice President, Managing Director, Principal or other Vice President shall perform such duties and have such powers as from time to time may be assigned to him by the Board of Directors, the Chairman of the Board and Chief Executive Officer or the President, Deputy Chief Executive Officer and Chief Operating Officer, as provided in Section 1 of this Article IV.

         SECTION 8. SECRETARY. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, the Chairman of the Board and Chief Executive Officer or the President, Deputy Chief Executive Officer and Chief Operating Officer, under whose supervision the Secretary shall act. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors or the Chairman of the Board and Chief Executive Officer or the President, Deputy Chief Executive Officer and Chief Operating Officer may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of

Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his or her signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

         SECTION 9. TREASURER. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chairman of the Board and Chief Executive Officer and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of Treasurer and for the restoration to the Corporation, in case of the Treasurer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the Treasurer's possession or under control of the Treasurer belonging to the Corporation.

         SECTION 10. ASSISTANT SECRETARIES. Except as may be otherwise provided in these Bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chairman of the Board and Chief Executive Officer, the President, Deputy Chief Executive Officer and Chief Operating Officer, any Executive Vice President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of his or her disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

         SECTION 11. ASSISTANT TREASURERS. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chairman of the Board and Chief Executive Officer, the President, Deputy Chief Executive Officer and Chief Operating Officer, any Executive Vice President, if there be one, or the Treasurer, and in the absence of the Treasurer or in the event of the Treasurer's disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of Assistant Treasurer and for the restoration to the Corporation, in case of the Assistant Treasurer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the Assistant Treasurer's possession or under control of the Assistant Treasurer belonging to the Corporation.


                                   ARTICLE V

                                     STOCK
                                     -----

         SECTION 1. FORM OF CERTIFICATES. Every holder of stock in the Corporation shall be entitled to have certificates which represent and certify the shares of stock of the Corporation owned of record by such stockholder. Each stock certificate shall include on its face the name of the Corporation, the name of the stockholder to whom it is issued, the class of stock and number of shares represented by the certificate and a statement that the Corporation shall furnish on request and without charge a full statement of any designations, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption, and, in the case of preferred stock or a special class in a series, the differences in the relative rights and preferences between the shares of each series to the extent that they have been set and the authority of the Board of Directors to set the relative rights and preferences of a subsequent series, and shall otherwise be in such form, not inconsistent with the Maryland General Corporation Law (the "MGCL") and the Charter, as shall be approved by the Board of Directors or any officer or officers designated for such purpose by resolution of the Board of Directors.

         SECTION 2. SIGNATURES. Each such certificate shall be signed, in the name of the Corporation, (i) by the Chairman of the Board and Chief Executive Officer, the President, Deputy Chief Executive Officer and Chief Operating Officer or an Executive Vice President and (ii) by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares of stock in the Corporation owned of record by such holder . Any or all of the signatures on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

         SECTION 3. LOST, DESTROYED, STOLEN OR MUTILATED CERTIFICATES. The Board of Directors or any officer of the Corporation may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or such person's legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

         SECTION 4. TRANSFERS. Stock of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by such person's attorney lawfully constituted in writing and upon the surrender of the certificate therefor, properly endorsed for transfer and payment of all necessary transfer taxes; provided, however, that such surrender and endorsement or payment of taxes shall not be required in any case in which the officers of the Corporation shall determine to waive such requirement. Every certificate exchanged, returned or surrendered to the Corporation shall be marked "Cancelled," with the date of cancellation, by the Secretary or Assistant Secretary of the Corporation or the transfer agent thereof. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

         SECTION 5. TRANSFER AND REGISTRY AGENTS. The Corporation may from time to time maintain one or more transfer offices or agents and registry offices or agents at such place or places as may be determined from time to time by the Board of Directors.

         SECTION 6. BENEFICIAL OWNERS. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.


                                   ARTICLE VI

                                    NOTICES
                                    -------

         SECTION 1. NOTICES. Whenever written notice is required by law, the Charter or these Bylaws to be given to any director, member of a committee or stockholder, such notice may be given by hand-delivery, telecopier or air courier, and in the case of a notice to a stockholder may be given by hand-delivery or mail, addressed to such director, member of a committee or stockholder, at such person's address or telecopy number as it appears on the records of the Corporation, as the case may be, with any charges therefor being prepaid, and such notice shall be deemed to be given at the time personally delivered, if delivered by hand; upon transmission thereof by the sender and issuance by the transmitting machine of a confirmation slip relating thereto, if telecopied; on the third business day after delivery to the air courier for courier delivery, if sent by air courier; and at the time when the same shall be deposited with the United States Mail, if sent by mail.

         SECTION 2. WAIVERS OF NOTICE. (a) Whenever any notice is required by law, the Charter or these Bylaws, to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting in person or represented by proxy, shall constitute a waiver of notice of such meeting, except where the person attends the meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

                  (b) Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice unless so required by law, the Charter or these Bylaws.


                                  ARTICLE VII

                               GENERAL PROVISIONS
                               ------------------

         SECTION 1. DIVIDENDS. Subject to the requirements of the MGCL and the provisions of the Charter, dividends upon the stock of the Corporation may be authorized by the Board of Directors at any regular or special meeting of the Board of Directors, and may be paid in cash, in property, or in shares of the Corporation's capital stock.

         SECTION 2. DISBURSEMENTS. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

         SECTION 3. FISCAL YEAR. The fiscal year of the Corporation shall end on December 31st of each year.

         SECTION 4. CORPORATE SEAL. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Maryland." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.


                                  ARTICLE VIII

                                INDEMNIFICATION
                                ---------------

         SECTION 1. POWER TO INDEMNIFY IN ACTIONS, SUITS OR PROCEEDINGS. Subject to Section 2 of this Article VIII, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (collectively, a "Proceeding") by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding unless it is established that: (i) the act or omission of such person was material to the matter giving rise to the Proceeding and (A) was committed in bad faith or (B) was the result of active and deliberate dishonesty; (ii) such person actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, such person had reasonable cause to believe that the act or omission was unlawful ((i), (ii) and (iii) collectively, "Improper Conduct"). The termination of any Proceeding by judgment, order or settlement shall not, of itself, create a presumption that such person committed Improper Conduct. The termination of any Proceeding by conviction or upon a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, shall create a rebuttable presumption that such person committed Improper Conduct.

         SECTION 2. AUTHORIZATION OF INDEMNIFICATION. Any indemnification under this Article VIII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such did not commit Improper Conduct. Such determination shall be made
(i) by a majority vote of a quorum consisting of directors who are not parties to such Proceeding or, if a quorum cannot be obtained, then by a majority vote of a committee of the Board of Directors consisting solely of two or more directors who are not parties to such Proceeding and who were duly designated to act in the matter by a majority vote of the full Board of Directors in which the designated directors who are parties to such Proceeding may participate, (ii) by written opinion of special legal counsel selected by the Board of Directors or a committee of the Board as set forth in (i) of this Section 2 or, if the requisite quorum of the full Board of Directors cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board of Directors in which directors who are parties to such proceedings may participate or (iii) by the stockholders. To the extent, however, that a director or officer of the Corporation has been successful on the merits or otherwise in defense of any Proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

         SECTION 3. DIRECTORS' RELIANCE ON REPORTS. For purposes of any determination under Section 2 of this Article VIII, a director shall be deemed not to have committed Improper Conduct if (i) in performing his or her duties, such director relied on any information, opinion, report or statement, including any financial statement or other financial data, prepared or presented by (A) an officer or employee of the Corporation whom such director reasonably believed to be reliable and competent on the matters presented, (B) a lawyer, public accountant or other person, as to a matter which such director reasonably believed to be within the person's professional or expert competence or (C) a committee of the Board of Directors on which such director did not serve, as to a matter within its delegated authority, if such director reasonably believed the committee to merit confidence; and (ii) such director did not have any knowledge concerning the matter in question which would cause such reliance to be unwarranted. The provisions of this Section 3 shall not be deemed to be exclusive or to limit in any way the circumstances in which a director may be deemed to not have committed Improper Conduct.

         SECTION 4. INDEMNIFICATION BY A COURT. Notwithstanding any contrary determination in the specific case under Section 2 of this Article VIII, and notwithstanding the absence of any determination thereunder, a court of appropriate jurisdiction, upon application of an officer or director and such notice as the court shall require, may order indemnification in the following circumstances: (i) if it determines an officer or director has not committed Improper Conduct, the court shall order indemnification, in which case the officer or director shall be entitled to recover the expenses of securing such reimbursement; or (ii) if it determines that the officer or director is fairly and reasonably entitled to indemnification, whether or not the officer or director has committed Improper Conduct or, in a Proceeding charging improper personal benefit to the officer or director, such officer or director has been adjudged to be liable on the basis that the personal benefit was improperly received, the court may order such indemnification as the court shall deem proper, provided, however, that such indemnification shall be limited to expenses with respect to (x) any Proceeding by or in the right of the Corporation or (y) any Proceeding charging improper personal benefit to the officer or director, where such officer or director has been adjudged to be liable on the basis that the personal benefit was improperly received.

         SECTION 5. EXPENSES PAYABLE IN ADVANCE. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid or reimbursed by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of (i) a written affirmation by the director or officer of such director's or officer's good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and (ii) a written undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article VIII.

         SECTION 6. NONEXCLUSIVITY OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES. The indemnification and advancement of expenses provided by or granted pursuant to this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Charter or any Bylaw, agreement, contract, vote of stockholders or directors, an agreement or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Section 1 of this Article VIII shall be made to the fullest extent permitted by law. The provisions of this Article VIII shall not be deemed to preclude the indemnification of any person who is not specified in Section 1 of this Article VIII but whom the Corporation has the power or obligation to indemnify under the provisions of the MGCL, or otherwise.

         SECTION 7. INSURANCE. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article VIII.

         SECTION 8. CERTAIN DEFINITIONS. For purposes of this Article VIII, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent corporation, or is or was a director or officer of such constituent corporation serving at the request of such constituent corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this
Article VIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VIII, references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, partner, trustee, employee or agent of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries.

         SECTION 9. SURVIVAL OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES.
The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

         SECTION 10. LIMITATION ON INDEMNIFICATION. Notwithstanding anything contained in this Article VIII to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 4 hereof), the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) or advance expenses in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Corporation.

         SECTION 11. INDEMNIFICATION OF EMPLOYEES AND AGENTS. The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this
Article VIII to directors and officers of the Corporation.

                                  ARTICLE IX

                                  AMENDMENTS
                                  ----------

         SECTION 1. AMENDMENTS. Subject in each case to the provisions of
Article X, these Bylaws may be altered, amended or repealed, in whole or in part, or new Bylaws may be adopted by the Board of Directors or by the stockholders as provided in the Charter.


                                   ARTICLE X

                           TRANSITION PERIOD MATTERS
                           -------------------------

         SECTION 1. GENERAL. Notwithstanding anything else contained in these Bylaws to the contrary, the provisions of this Article X are intended to reflect certain transitional matters set forth in the Purchase and Sale Agreement (Europe/USA), dated as of October 21, 1998, the Purchase and Sale Agreement
(Asia), dated as of October 21, 1998 and the Purchase and Sale Agreement (Australasia), dated as of October 21, 1998 (collectively the "Purchase Agreements") by and among the Corporation, certain of the Corporation's subsidiaries and the other parties named therein.

         SECTION 2. DIRECTORS. Notwithstanding anything to the contrary set forth in these Bylaws, during the period ending on the first to occur of (i) the first Business Day following the fifth annual meeting of the stockholders of Parent following the closing of the transactions contemplated by the Purchase Agreements (the "Closing") and (ii) June 1, 2003 (the "Transition Period") the following provisions shall apply:

         (A) The Board of Directors shall consist of fourteen members; provided that the number of members constituting the Board of Directors may at any time be increased to fifteen by a resolution approved by the Parent Nominating Committee and the JLW Nominating Committee (as defined below) and by a majority of the entire Board of Directors.

         (B) Immediately following the Closing, the Board of Directors shall consist of the following members appointed to the following classes of directors (each of which members shall have been designated as set forth in Section 1.9(a) of the Purchase Agreements): (i) Mr. Stuart L. Scott (class of [.]), Mr. Robert
C. Spoerri (class of [.]), Mr. M.G. Rose (class of [.]) and Mr. Daniel W. Cummings (class of [.]) (the "Parent Employee Directors," which term shall also be deemed to refer to any replacement for a Parent Employee Director elected in accordance with the applicable provisions of this Article X); (ii) Mr. Darryl Hartley-Leonard (class of [.]), Mr. Thomas C. Theobald (class of [.]) and Mr. John R. Walter (class of [.]) (the "Parent Independent Directors," which term shall also be deemed to refer to any replacement for a Parent Independent Director elected in accordance with the applicable provisions of this Article X, who shall be an Independent Director); (iii) Mr. Christopher A. Peacock (class of [.]), Mr. Michael J. Smith (class of [.]), Mr. Peter H.T. Lee (class of [.]) and Mr. Clive J. Pickford (class of [.]) (the "JLW Employee Directors," which term shall also be deemed to refer to any replacement for a JLW Employee Director elected in accordance with the applicable provisions of this Article
X); and (iv) Professor Henri-Claude de Bettignies (class of [.]), Mr. Derek A. Higgs (class of [.]) and Dr. David K.P. Li (class of [.]) (the "JLW Independent Directors," which term shall also be deemed to refer to any replacement for a JLW Independent

Director elected in accordance with the applicable provisions of this Article X, who shall be an Independent Director). The Parent Employee Directors and the Parent Independent Directors are sometimes collectively referred to herein as the "Parent Directors" and the JLW Employee Directors and the JLW Independent Directors are sometimes collectively referred to herein as the "JLW Directors." Notwithstanding any other provision hereof, (i) it shall be a qualification for any director elected by the Board of Directors to replace any JLW Director (whose term is expiring or has expired or who shall have been removed or become disqualified or who shall have resigned, retired, died or otherwise shall fail to continue to serve as a director of the Corporation) that such replacement director shall have been nominated by the JLW Nominating Committee, and (ii) it shall be a qualification for any director elected by the Board of Directors to replace any Parent Director (whose term is expiring or has expired or who shall have been removed or become disqualified or who shall have resigned, retired, died or otherwise shall fail to continue to serve as a director of the Corporation) that such replacement director shall have been nominated by the Parent Nominating Committee.

         (C) The Parent Employee Directors in office from time to time, together with two or more Parent Independent Directors selected by such Parent Employee Directors, shall constitute a committee of the Board of Directors (the "Parent Nominating Committee") with the powers and duties delegated to such committee in this Article X, and the JLW Employee Directors in office from time to time, together with two or more JLW Independent Directors selected by such JLW Employee Directors, shall constitute a committee of the Board of Directors (the "JLW Nominating Committee") with the powers and duties delegated to such committee in this Article X. Except as otherwise set forth in this Article X, the Parent Nominating Committee and the JLW Nominating Committee (collectively, the "Nominating Committees") shall exercise all power and authority of the Board of Directors with respect to designation of persons as the nominees of the Board of Directors for election to, or designating persons to fill vacancies on, the Board of Directors.

         (D) Prior to each meeting of the stockholders at which the term of office of any Parent Director is expiring or at which any replacement for a Parent Director is to be elected, the Parent Nominating Committee may designate a nominee for election to such position (which designee must be reasonably acceptable to the JLW Nominating Committee), and prior to each meeting of the stockholders at which the term of office of any JLW Director is expiring or at which any replacement for a JLW Director is to be elected, the JLW Nominating Committee may designate a nominee for election to such position (which designee must be reasonably acceptable to the Parent Nominating Committee); provided that at least three Parent Directors and at least three JLW Directors shall at all times be Independent Directors and that at least one JLW Independent Director shall at all times have his primary place of business and residence outside of the United Kingdom. At any meeting of the stockholders at which directors are to be elected, the officer of the Corporation presiding at such meeting shall nominate, before the nominations are closed and the vote taken, the nominee(s) designated by the applicable Nominating Committees pursuant to the foregoing. At any meeting of the stockholders at which directors are to be elected, neither the Board of Directors nor any committee thereof shall nominate (or cause there to be nominated) as a director any person not designated as a nominee by one of the Nominating Committees pursuant to the foregoing.

         (E) If any Parent Director is removed from the Board of Directors, becomes disqualified, resigns, retires, dies or otherwise cannot continue to serve as a member of the Board of Directors, the Parent Nominating Committee shall have the exclusive power on behalf of the entire Board of Directors to designate a person to fill such vacancy, and if any JLW Director is removed from the Board of Directors, becomes disqualified, resigns, retires, dies, or otherwise cannot continue to serve as a member of the Board of Directors, the JLW Nominating Committee shall have the exclusive power on behalf of the entire Board of Directors to designate a person to fill such vacancy, in each case, subject to the approval of a majority of the directors then remaining in office; provided that at least three Parent Directors and at least three JLW Directors shall at all times be Independent Directors; and provided, further, that at least one JLW Independent Director shall at all times have his primary place of business and residence outside of the United Kingdom.

         (F) In the event that the number of members constituting the Board of Directors is increased to fifteen as provided in (A) above, the Parent Nominating Committee and the JLW Nominating Committee acting as a single committee, shall elect an Independent Director to fill such vacancy (the "Fifteenth Director"), which Independent Director must be approved by a majority of the members of the Parent Nominating Committee, a majority of the members of the JLW Nominating Committee and a majority of the entire Board of Directors. Prior to any meeting of the stockholders at which the term of office of such Fifteenth Director is expiring or at which a replacement for such director is to be elected, the Nominating Committees shall jointly acting as a single committee, designate a nominee for such position, which nominee must be approved by a majority of the members of the Parent Nominating Committee and a majority of the members of the JLW Nominating Committee, and at such meeting of stockholders the nominations shall not be closed or the vote taken until such nominee shall have been nominated. Neither the Board of Directors nor any committee thereof shall nominate (or cause there to be nominated) any person to replace such Fifteenth Director who has not been so designated by the Nominating Committees. In the event that such Fifteenth Director is removed from the Board of Directors, becomes disqualified, resigns, retires, dies or otherwise cannot continue to serve as a member of the Board of Directors, the Parent Nominating Committee and the JLW Nominating Committee, acting as a single committee, shall have exclusive power on behalf of the Board of Directors to designate a person to fill such vacancy and shall jointly, acting as a single committee, designate an Independent Director to serve in such position, which Independent Director must be approved by a majority of the members of the Parent Nominating Committee, a majority of the members of the JLW Nominating Committee and by a majority of directors then remaining in office.

         For purposes of these Second Amended and Restated Bylaws, "Independent Director" means any individual who is not a past or present employee or officer of the Corporation or any Europe/USA Region Company, Asia Region Company or Australasia Region Company (in each case as defined in the Purchase Agreements), or any of their respective affiliates or an affiliate of such an employee or officer, except as otherwise agreed by the Nominating Committees of the Board of Directors.

         SECTION 3. COMMITTEES. During the Transition Period, each standing committee of the Board of Directors shall consist of an equal number of (i) Parent Directors, who shall be selected by the Parent Nominating Committee, and
(ii) JLW Directors, who shall be selected by the JLW Nominating Committee. Notwithstanding the foregoing, at any time when a Fifteenth Director is in office, the Parent Nominating Committee and the JLW Nominating Committee may, acting as a single committee, appoint the Fifteenth Director as an additional member of any committee of the Board of Directors, which appointment must be approved by both a majority of the members of the Parent Nominating Committee and a majority of the members of the JLW Nominating Committee. If any Parent Director who is a member of any committee is removed from the Board of Directors, becomes disqualified, resigns, retires, dies or otherwise cannot continue to serve in such position, his replacement shall be selected by the Parent Nominating Committee, and if any JLW Director who is a member of any such committee is removed from the Board of Directors, becomes disqualified, resigns, retires, dies or otherwise cannot continue to serve in such position, his replacement shall be selected by the JLW Nominating Committee.

         SECTION 4. OFFICERS. Stuart L. Scott shall hold the position of Chairman of the Board and Chief Executive Officer for a period of at least two years following the Closing, or until his earlier removal, disqualification, resignation, retirement, death or incapacity. Christopher Peacock shall hold the position of President, Deputy Chief Executive Officer and Chief Operating Officer for a period of at least two years following the Closing, or until his earlier removal, disqualification, resignation, retirement, death or incapacity. If at any time following the Closing, the position of Chairman of the Board and Chief Executive Officer or President, Deputy Chief Executive Officer and Chief Operating Officer becomes vacant, such vacancy shall be filled by a majority vote of the entire Board of Directors; provided that during the two-year period immediately following the Closing, the Chairman of the Board and Chief Executive Officer and President, Deputy Chief Executive Officer and Chief Operating Officer shall be selected from the officers or employees of the Corporation immediately prior to the Closing ("Parent Employees") and the partners, officers or employees of the JLW Businesses (as defined in the Purchase Agreements) immediately prior to the Closing ("JLW Employees"); provided, further, that during such period, (i) if the office of the Chairman and Chief Executive Officer is held by a Parent Employee, then the office of President, Deputy Chief Executive Officer and Chief Operating Officer shall be held by a JLW Employee, and (ii) if the office of Chairman of the Board and Chief Executive Officer is held by a JLW Employee, then the office of President, Deputy Chief Executive Officer and Chief Operating Officer shall be held by a Parent Employee. The Chairman of the Board and Chief Executive Officer and the President, Deputy Chief Executive Officer and Chief Operating Officer may only be removed from office by a majority vote of the entire Board of Directors; provided that neither Mr. Scott nor Mr. Peacock may be removed from such respective positions with or without cause, prior to the second anniversary of the Closing, unless such removal is approved by at least two-thirds of the entire Board of Directors.

         SECTION 5. AMENDMENTS. During the Transition Period, the affirmative vote of at least 75% of the entire Board of Directors shall be required to alter or amend, or adopt any provision inconsistent with, or repeal, in whole or in part, Article III, Article IV or Article X of these Bylaws.

         SECTION 6. ACTIONS OF THE BOARD. During the Transition Period, the affirmative vote of at least a majority of the entire Board of Directors shall be required to constitute Board action, except as otherwise as specifically provided in Section 2 of this Article X.

                                                                      ANNEX H
                                                                      -------

                             ARTICLES OF AMENDMENT
                                     TO THE
                           ARTICLES OF INCORPORATION
                                       OF
                         LASALLE PARTNERS INCORPORATED


                  LaSalle Partners Incorporated, a Maryland corporation having its principal office in the City of Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

                  FIRST: The charter of the Corporation is hereby amended by striking out Article 1 of the Articles of Incorporation and inserting in lieu thereof the following:

                  FIRST: The name of the Corporation is: Jones Lang LaSalle Incorporated.

                  SECOND: The amendment of the charter of the Corporation as hereinabove set forth has been duly advised by the board of directors and approved by the stockholders of the Corporation.

                  IN WITNESS WHEREOF, LaSalle Partners Incorporated has caused these Articles of Amendment to be signed in its name and on its behalf as of the [.] day of [.], 1999.

                                                 LaSalle Partners Incorporated


                                                 By:
                                                    --------------------------
                                                 Its:
                                                     -------------------------

ATTEST:

By:
   ---------------------------
Its:
    --------------------------

                  THE UNDERSIGNED, President and Secretary of LaSalle Partners Incorporated, in connection with the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledge, in the name and on behalf of the Corporation, the foregoing Articles of Amendment, of which this certificate is made a part, to be the corporate act of the Corporation and further certify that, to the best of their knowledge, information, and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.



---------------------------                       ---------------------------
Secretary                                                   President

      -                                           -



^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^
^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^
^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^
^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^
                           ^ FOLD AND DETACH HERE ^^
PROXY                                                                     PROXY
                         LASALLE PARTNERS INCORPORATED
                            200 East Randolph Drive
                            Chicago, Illinois 60601

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       OF LASALLE PARTNERS INCORPORATED

 The undersigned hereby appoints Mr. Stuart L. Scott, Mr. Robert C. Spoerri and Mr. William E. Sullivan, and each of them with full power to act without the others, as proxies, with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of common stock, par value $0.01 per share, of LaSalle Partners Incorporated ("LaSalle Partners") which the undersigned is entitled in any capacity to vote if personally present at the Special Meeting of Stockholders of LaSalle Partners to be held on Wednesday, March 10, 1999 in the Indiana Room on Lower Level 1 of the Amoco Building, 200 East Randolph Drive, Chicago, Illinois 60601 at 4:00 p.m., local time, and at any and all adjournments or postponements thereof (the "Special Meeting"), upon the proposals listed on the reverse side of this Proxy and more fully described in the Notice of Special Meeting of Stockholders dated February 4, 1999 and the LaSalle Partners Proxy Statement and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon all matters presented at the Special Meeting but which were not known to the Board of Directors at a reasonable time before the solicitation of this proxy.

 THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED AND, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED FOR EACH PROPOSAL SET FORTH ON THE REVERSE HEREOF AND IN THE DISCRETION OF THE PROXIES ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND THE PROXY STATEMENT (WITH ALL ENCLOSURES AND ATTACHMENTS) DATED FEBRUARY 4, 1999 RELATED TO THE SPECIAL MEETING.

IMPORTANT--This Proxy must be completed, signed and dated on the reverse side.

                          (Continued on reverse side)

                   LASALLE PARTNERS
                     INCORPORATED
              PLEASE MARK VOTE IN OVAL
              IN THE FOLLOWING MANNER
              USING DARK INK ONLY.
                                         0
                                         I
                                         0
      -                                           -



^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^
^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^
^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^
^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^ ^^
                           ^ FOLD AND DETACH HERE ^^

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.
   THE LASALLE PARTNERS BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE
                             FOLLOWING PROPOSALS:

                                      For
                                       0

                                    Against
                                       0

                                    Abstain
0

                                      For
                                       0

                                    Against
                                       0

                                    Abstain
0
1. Proposal to issue up to 14,254,116 shares of common stock, par value $.01 per share, of LaSalle Partners in connection with its acquisition of the property and asset management, advisory and other real estate businesses operated by a series of partnerships and corporations in Europe, Asia, Australia, North America and New Zealand under the name "Jones Lang Wootton" or "JLW" (the "JLW Companies").
2. Proposal to amend the LaSalle Partners Articles of Amendment and Restatement to change the name of LaSalle Partners to "Jones Lang LaSalle Incorporated" at the time of the closing of the acquisition of the JLW Companies.

                                      For
                                       0

                                    Against
                                       0

                                    Abstain
0
3. Proposal to approve an amendment to the LaSalle Partners 1997 Stock Award and Incentive Plan to increase the aggregate number of shares of LaSalle Partners common stock issuable thereunder to 4,160,000 from 2,215,000.
Please sign name exactly as imprinted (do not print). Please include any changes in address. If shares are held jointly, EACH holder should sign. Exec-utors, administrators, trustees, guardians and others signing in a representa-tive capacity should indicate the capacity in which they sign. An authorized officer may sign on behalf of a corporation and should indicate the name of the corporation and his or her capacity.
     Dated: _____________________________________________________________ , 1999
Signature(s)___________________________________________________________________
-------------------------------------------------------------------------------
PLEASE MARK, DATE AND RETURN THIS PROXY PROMPTLY.